As Filed with the Securities and Exchange Commission on June 26, 2015

File Nos. 333-60789 and 811-08941

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-1A

REGISTRATION STATEMENT

UNDER
THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 56	☒

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 59	☒

THE VANTAGEPOINT FUNDS

(Exact Name of Registrant as Specified in Charter)

777 North Capitol Street, NE Ste 600, Washington, DC 20002-4240

(Address of Principal Executive Offices) (Zip Code)

(202) 962-4600

(Registrant’s Telephone Number, Including Area Code)

Angela Montez, Secretary

777 North Capitol Street, N.E., Ste. 600

Washington, DC 20002

(Name and Address of Agent for Service of Process)

With Copies to:

Amy W. Pershkow, Esq.

Mayer Brown LLP

1999 K Street, N.W.

Washington, DC 20006

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b) of rule 485
☐	on ( ) pursuant to paragraph (b) of rule 485
☒	60 days after filing pursuant to paragraph (a)(1) of rule 485
☐	on ( ) pursuant to paragraph (a)(1) of rule 485
☐	75 days after filing pursuant to paragraph (a)(2) of rule 485
☐	on ( ) pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously-filed post-effective amendment.

EXPLANATORY NOTE

The Registrant is filing this Post-Effective Amendment No. 56 to the Registration Statement of The Vantagepoint Funds in order to make certain changes to the name and principal investment strategies of the Vantagepoint Model Portfolio All-Equity Growth Fund.

THE VANTAGEPOINT FUNDS
PROSPECTUS • May 1, 2015 AS REVISED AUGUST 25, 2015
Actively Managed Funds	Ticker
Low Duration Bond Fund
Investor Shares	VPIPX
T Shares	VQIPX
Inflation Focused Fund
Investor Shares	VPTSX
T Shares	VQTSX
High Yield Fund
T Shares	VQHYX
Equity Income Fund
Investor Shares	VPEIX
T Shares	VQEIX
Growth & Income Fund
Investor Shares	VPGIX
T Shares	VQGIX
Growth Fund
Investor Shares	VPGRX
T Shares	VQGRX
Select Value Fund
Investor Shares	VPSVX
T Shares	VQSVX
Aggressive Opportunities Fund
Investor Shares	VPAOX
T Shares	VQAOX
Discovery Fund
Investor Shares	VPDSX
T Shares	VQDSX
International Fund
Investor Shares	VPINX
T Shares	VQINX
Diversifying Strategies Fund
T Shares	VPDAX
Index Funds	Ticker
Core Bond Index Fund
Class I Shares	VPCIX
Class II Shares	VPCDX
T Shares	VQCIX
500 Stock Index Fund
Class I Shares	VPFIX
Class II Shares	VPSKX
T Shares	VQFIX
Broad Market Index Fund
Class I Shares	VPMIX
Class II Shares	VPBMX
T Shares	VQMIX
Mid/Small Company Index Fund
Class I Shares	VPSIX
Class II Shares	VPMSX
T Shares	VQSIX
Overseas Equity Index Fund
Class I Shares	VPOIX
Class II Shares	VPOEX
T Shares	VQOIX
Model Portfolio Funds	Ticker
Model Portfolio Conservative Growth Fund
Investor M Shares	VPCGX
TM Shares	VQCGX
Model Portfolio Traditional Growth Fund
Investor M Shares	VPTGX
TM Shares	VQTGX
Model Portfolio Long-Term Growth Fund
Investor M Shares	VPLGX
TM Shares	VQLGX
Model Portfolio Global Equity Growth Fund (formerly the Model Portfolio All-Equity Growth Fund)
Investor M Shares	VPAGX
TM Shares	VQAGX
Milestone Funds	Ticker
Milestone Retirement Income Fund
Investor M Shares	VPRRX
TM Shares	VQRRX
Milestone 2010 Fund
Investor M Shares	VPRQX
TM Shares	VQRQX
Milestone 2015 Fund
Investor M Shares	VPRPX
TM Shares	VQRPX
Milestone 2020 Fund
Investor M Shares	VPROX
TM Shares	VQROX
Milestone 2025 Fund
Investor M Shares	VPRNX
TM Shares	VQRNX
Milestone 2030 Fund
Investor M Shares	VPRMX
TM Shares	VQRMX
Milestone 2035 Fund
Investor M Shares	VPRLX
TM Shares	VQRLX
Milestone 2040 Fund
Investor M Shares	VPRKX
TM Shares	VQRKX
Milestone 2045 Fund
Investor M Shares	VPRJX
TM Shares	VQRJX
Milestone 2050 Fund
Investor M Shares	VPRHX
TM Shares	VQRHX

The Vantagepoint Funds, a no-load open-end management investment company, operates as a “series” investment company offering the 30 distinct, diversified investment portfolios listed above (each a “Fund” and collectively the “Funds”). Each Fund has its own investment objectives and strategies.
This prospectus gives you information about the Funds that you should know before investing. Please read this prospectus carefully and retain it for future reference. It contains important information, including how each Fund invests and the services available to shareholders.
The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Fund Summaries

Low Duration Bond Fund
Investment Objective
To seek total return that is consistent with preservation of capital.
Fund Fees & Expenses
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees (fees paid directly from your investment)
Transaction fees (All share classes)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	T Shares	Investor Shares
Management fees	0.23%	0.23%
Other expenses	0.14%	0.39%
Total annual fund operating expenses	0.37%	0.62%
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
T Shares	$38	$119	$208	$468
Investor Shares	$63	$199	$346	$774
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended December 31, 2014, the Fund’s portfolio turnover rate was 74.50% of the average value of its portfolio.
Investments, Risks, and Performance
Principal Investment Strategies: The Fund invests, under normal circumstances, at least 80% of its net assets in bonds and other fixed income securities of varying maturities, and normally invests at least 65% of its net assets in bonds and other fixed income securities with more than one year to maturity. The Fund seeks to maintain a portfolio effective duration of no greater than three years. Effective duration is a measure of the expected change in value of a fixed income security for a given change in interest rates, and takes into account that expected cash flows will fluctuate as interests rate change. For example, the value of a fixed income security with an effective duration of two years would be expected to decline around 2% if interest rates rose by 1%. Conversely, the value of the same fixed income security would be expected to increase around 2% if interest rates fell by 1%.
Investments selected by the Fund’s subadvisers are based on their analysis of securities, sectors, and anticipated changes in interest rates. To provide return opportunities, the Fund invests in fixed income securities that the Fund’s subadvisers believe offer attractive yields and are priced below fair market value relative to securities of similar credit quality and interest rate sensitivity.
The Fund’s investments in fixed income securities may include:
•	securities issued or guaranteed by the U.S. Government or foreign governments and their agencies or instrumentalities, or supra-national organizations (such as the World Bank);
•	securities issued by U.S. or foreign companies;
•	U.S. and foreign mortgage-backed securities;
•	U.S. and foreign asset-backed securities; and
•	municipal securities.
The Fund generally invests in investment grade fixed income securities (i.e., securities rated within the four highest grades by Standard & Poor’s, Moody’s Investors Service, Inc. (“Moody’s”), or Fitch Ratings (“Fitch”) or unrated securities that the Fund’s subadvisers determine are of comparable quality). The Fund may invest up to 10% of its net assets in securities that are rated below investment grade (commonly known as “high yield securities” or “junk bonds”), which are securities rated below the four highest grades by Standard & Poor’s, Moody’s, or Fitch or are unrated securities that the Fund’s subadvisers determine are of comparable quality. In addition, the Fund may invest up to 10% of its net assets in floating rate loans. However, the Fund limits its investments in high yield securities and floating rate loans so that, taken together, they equal no more than 10% of the Fund’s net assets.
The Fund may invest up to 30% of its net assets in foreign securities. The Fund primarily invests in securities that are denominated in the U.S. dollar, but can invest up to 10% of its net assets in securities that are denominated in foreign currencies.
The Fund also may invest up to 10% of its net assets in derivative instruments. The Fund’s subadvisers may use futures, options, swap agreements, and swaptions to manage risk or obtain or adjust investment exposure. The Fund’s subadvisers also may use forward currency contracts to obtain or adjust investment exposure or to manage foreign currency risks. The Fund’s investments in credit default swaps, if any, will be less than 5% of the Fund’s net assets.

Principal Investment Risks: There is no guarantee that the Fund will achieve its investment objective. You may lose money by investing in the Fund. The Fund’s principal investment risks are summarized below:
Credit Risk—An issuer of a fixed income security may be unable or unwilling to make payments of principal or interest to the holders of such securities or may declare bankruptcy. These events could cause the Fund to lose money.
Interest Rate Risk—Fixed income securities fluctuate in value as interest rates change. When interest rates rise, the market prices of fixed income securities will usually decrease; when interest rates fall, the market prices of fixed income securities usually will increase. Investments in fixed income securities may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives.
Asset-Backed Securities Risk—Defaults on the assets underlying asset-backed securities may adversely affect the value of these securities. These securities are subject to risks associated with the nature of the underlying assets and are also subject to interest rate risk, credit risk, prepayment risk, and extension risk. Certain asset-backed securities may be more volatile and less liquid than other traditional types of fixed income securities.
Mortgage-Backed Securities Risk—Defaults on the mortgages underlying mortgage-backed securities may adversely affect the value of these securities. These securities are also subject to interest rate risk, credit risk, prepayment risk, and extension risk. Certain mortgage-backed securities may be more volatile and less liquid than other traditional types of fixed income securities.
Municipal Securities Risk—The value of, payment of interest and repayment of principal with respect to, and the ability of the Fund to sell, a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations and voter initiatives as well as the economics of the regions where the issuer is located. Certain municipal securities may be difficult to value or sell at a fair price.
Call Risk—A fixed income security may include a provision that allows the issuer to purchase the security back from its holder earlier than the final maturity date of the security, known as a “call feature.” Issuers often exercise this right when interest rates have declined, in which case, the Fund may be forced to reinvest the proceeds received at a lower interest rate.
U.S. Government Agency Securities Risk—Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. Further, there is no assurance that the U.S. Government will provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) that issue or guarantee certain securities. If a government agency or a government-sponsored enterprise is unable to meet its obligations, the Fund may experience a loss.
Foreign Securities Risk—Investments in foreign securities may involve the risk of loss due to political, economic, legal, regulatory, and operational uncertainties; differing accounting and financial reporting standards; limited availability of information; currency fluctuations; and higher transaction costs.
Foreign Currency Risk—Investments in foreign currencies or securities denominated in foreign currencies (including derivative instruments that provide exposure to foreign currencies) may experience gains or losses solely based on changes in the exchange rate between foreign currencies and the U.S. dollar.
Floating Rate Loans Risk—Investments in floating rate loans have risks that are similar to those of fixed income securities, and carry the risk of impairment of collateral. The value of the collateral securing a floating rate loan can decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate. As such, a floating rate loan may not be fully collateralized and can decline significantly in value.
High Yield Securities Risk—Securities that are rated below “investment grade” (commonly known as “high yield securities” or “junk bonds”) or, if unrated, are considered by a subadviser to be of equivalent quality, are speculative and involve a greater risk of default than “investment grade” securities. The values of these securities are particularly sensitive to changes in issuer creditworthiness, and economic and political conditions. The market prices of these securities may decline significantly in periods of general economic difficulty, may be harder to value, and may be less liquid than higher rated securities.
Derivative Instruments Risk—Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with more traditional investments, and may involve a small amount of investment relative to the amount of risk assumed. Risks associated with derivative instruments include: the risk that the other party to a derivative contract may not fulfill its obligations (counterparty risk); the risk that a particular derivative instrument, such as over-the-counter derivative instruments, may be difficult to purchase or sell (liquidity risk); the risk that certain derivative instruments are more sensitive to interest rate changes and market price fluctuations (interest rate and market risks); the risk of mispricing or improper valuation of the derivative instrument (valuation risk); the inability of the derivative instrument to correlate in value with its underlying asset, reference rate, or index (basis risk); the risk that the Fund may lose substantially more than the amount invested in the derivative instrument, and that the Fund may be forced to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements (leverage risk). There is no assurance that the Fund’s use of any derivatives strategy will succeed, or that the Fund will not lose money.
Multi-Manager Risk—While VIA monitors each subadviser and the overall management of the Fund, each subadviser makes investment decisions independently from VIA and the other subadvisers. It is possible that the security selection process of one subadviser will not complement that of the other subadvisers. As a result, the Fund’s exposure to a given security, industry, sector or market capitalization could be smaller or larger than if the Fund were managed by a single subadviser, which could affect the Fund’s performance.
Risk/Return Bar Chart and Table
The Bar Chart and Average Annual Total Returns table demonstrate the risks of investing in the Fund, by showing how the Fund’s performance can change from year to year and by showing how the Fund’s average annual total returns compare with a broad-based securities market index and a group of mutual funds with similar investment objectives. The bar chart shows performance of the Fund’s Investor Shares (the Fund’s outstanding shares were renamed “Investor Shares” on March 1, 2013). In the table, performance information for T Shares prior to the inception date of that share class (March 1, 2013) is based on the performance of the Fund’s Investor Shares. This prior performance has not been adjusted to reflect the actual fees and expenses paid by T Shares. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information for the Fund is available by calling 800-669-7400 or at www.icmarc.org/vpperformance.
Calendar Year Total Returns — Investor Shares
Best Quarter	Worst Quarter
5.34%	-1.72%
(2nd Qtr 2009)	(3rd Qtr 2008)

Average Annual Total Returns (for the periods ended December 31, 2014)	1 year	5 years	10 years
Low Duration Bond Fund
Investor Shares — Return before taxes	0.68%	2.01%	2.92%
Investor Shares — Return after taxes on distributions	0.16%	1.35%	1.92%
Investor Shares — Return after taxes on distributions and sale of fund shares	0.42%	1.30%	1.88%
T Shares — Return before taxes	1.02%	2.13%	2.98%
BofA Merrill Lynch 1-3 Year US Corporate & Government Index (reflects no deduction for fees, expenses, or taxes)	0.78%	1.47%	2.86%
Morningstar Short-Term Bond Funds Average (reflects no deduction for taxes)	1.07%	2.31%	2.94%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their
Fund shares through tax-deferred arrangements, such as 401(a)/457 plans or individual retirement accounts. After-tax returns are shown for Investor Shares only. After-tax returns for other classes will vary.
Management
Investment Adviser
Vantagepoint Investment Advisers, LLC (“VIA”)
VIA uses a multi-management strategy to seek to improve consistency of the Fund’s returns over time by allocating Fund assets among more than one subadviser practicing what it believes to be complementary investment strategies. VIA manages the investment process by evaluating, recommending, and monitoring the Fund’s subadvisers.
Subadvisers
Payden & Rygel
Name	Title with Subadviser	Length of Service
Brian W. Matthews, CFA	Managing Principal and Senior Member of Investment Policy Committee	Portfolio Manager of the Fund since December 2004
Mary Beth Syal, CFA	Managing Principal and Senior Member of Investment Policy Committee	Portfolio Manager of the Fund since March 2008

Schroder Investment Management North America Inc.
Name	Title with Subadviser	Length of Service
Edward H. Jewett	Portfolio Manager	Portfolio Manager of the Fund since November 2004
Richard A. Rezek, Jr., CFA	Portfolio Manager	Portfolio Manager of the Fund since November 2004
Andrew B.J. Chorlton, CFA	Portfolio Manager	Portfolio Manager of the Fund since February 2008
Neil G. Sutherland, CFA	Portfolio Manager	Portfolio Manager of the Fund since November 2008
Julio C. Bonilla, CFA	Portfolio Manager	Portfolio Manager of the Fund since March 2010
Eric Friedland, CFA	Portfolio Manager	Portfolio Manager of the Fund since July 2014
Lisa Hornby, CFA	Portfolio Manager	Portfolio Manager of the Fund since May 2015
Purchase and Sale of Fund Shares—T Shares are available for purchase only by: (1) VantageTrust; (2) other common trust funds, collective investment funds or similar pooled investment vehicles established or maintained by VantageTrust Company or affiliated persons of it or of ICMA Retirement Corporation; (3) insurance company separate accounts in which VantageTrust or a vehicle described in (2) above invests; and (4) the Model Portfolio Funds and Milestone Funds. Investor Shares are available for purchase by any eligible Fund investor that does not qualify for investment in T Shares.

There is no minimum investment except for Vantagepoint Elite investors. The minimum initial investment amount for Vantagepoint Elite investors is $5,000, and the minimum subsequent investment amount is $1,000 ($200 for purchases through an automatic investment program).
Shares of the Fund may be redeemed on any business day. To redeem shares that you own through an Individual Retirement Account (“IRA”), you must send your request, in writing, c/o Vantagepoint Transfer Agents, LLC, P.O. Box 17010, Baltimore, Maryland 21297-1010. You can call Investor Services at 800-669-7400 to obtain an IRA Account Withdrawal Form or a VantageCare Retirement Health Savings Plan (“RHS”) Benefits Reimbursements Request Form. For a VantageCare RHS Employer Investment Program (“EIP”) Payment Request Form, call Client Services at 800-326-7272.
Tax Information—Shareholders who invest in the Fund through a tax qualified plan ordinarily will not be taxed on distributions (whether ordinary income or capital gains) until they receive distributions or withdrawals from their plan. Distributions to Vantagepoint Elite investors will normally be taxed as ordinary income or capital gains when they are received.

Inflation Focused Fund
Investment Objective
To offer inflation protection and income.
Fund Fees & Expenses
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees (fees paid directly from your investment)
Transaction fees (All share classes)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	T Shares	Investor Shares
Management fees[1]	0.26%	0.26%
Other expenses	0.14%	0.39%
Total annual fund operating expenses[1]	0.40%	0.65%
1 Fees and expenses have been restated to reflect current fees.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
T Shares	$41	$128	$224	$505
Investor Shares	$66	$208	$362	$810
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended December 31, 2014, the Fund’s portfolio turnover rate was 74.90% of the average value of its portfolio.
Investments, Risks, and Performance
Principal Investment Strategies: The Fund invests, under normal conditions, in a combination of: (1) inflation-indexed fixed income securities or instruments, (2) other fixed income securities or instruments, and (3) inflation-linked derivatives. To the extent a Fund subadviser invests in fixed income securities that are not inflation-indexed, it may use inflation-linked derivatives in connection with such investments to seek to achieve the Fund’s investment objective. Inflation-indexed fixed income securities or instruments are designed to protect the future purchasing power of the money invested in them; either their principal values or coupon rates are indexed to changes in inflation. These adjustments result in changes to the interest payments. The Fund’s investments in these securities or instruments may include:
•	fixed income securities issued or guaranteed by the U.S. Government, foreign governments (national, regional or local), their agencies or instrumentalities, political subdivisions of governments (such as provinces and municipalities), or supra-national organizations (such as the World Bank);
•	fixed income securities issued by U.S. and foreign companies; and
•	U.S. and foreign mortgage-backed and asset-backed securities.
The Fund generally invests in securities denominated in U.S. dollars, but may also invest its assets in securities denominated in foreign currencies.
The Fund’s subadvisers may use futures, options, swap agreements, and swaptions to provide inflation protection to the Fund, to manage risk, or to obtain or adjust investment exposure. The Fund’s subadvisers also may use forward currency contracts to obtain or adjust investment exposure or to manage foreign currency risks. The Fund's investments in credit default swaps, if any, will be less than 5% of the Fund's net assets.
The Fund generally invests in investment grade fixed income securities (i.e., securities rated within the four highest grades by Standard & Poor’s, Moody’s Investors Service, Inc., or Fitch Ratings or unrated securities that the Fund’s subadvisers determine are of comparable quality).
The Fund’s fixed income investments may be of any maturity.
Principal Investment Risks: There is no guarantee that the Fund will achieve its investment objective. You may lose money by investing in the Fund. The Fund’s principal investment risks are summarized below:
Inflation-Adjusted Securities Risk—Investments in inflation-adjusted securities are affected by changes in interest and inflation rates. Interest payments on inflation-adjusted securities will vary as the principal or interest is adjusted for inflation and may be more volatile than interest paid on ordinary fixed income securities. Inflation-adjusted securities may not produce a steady income stream, particularly during deflationary periods, and during periods of extreme deflation these securities may not provide any income.
Interest Rate Risk—Fixed income securities fluctuate in value as interest rates change. When interest rates rise, the market prices of fixed income securities will usually decrease; when interest rates fall, the market prices of fixed income securities usually will increase. Investments in fixed income securities may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives.
Credit Risk—An issuer of a fixed income security may be unable or unwilling to make payments of principal or interest to the holders of such securities or may declare bankruptcy. These events could cause the Fund to lose money.

Foreign Securities Risk—Investments in foreign securities may involve the risk of loss due to political, economic, legal, regulatory, and operational uncertainties; differing accounting and financial reporting standards; limited availability of information; currency fluctuations; and higher transaction costs.
Foreign Currency Risk—Investments in foreign currencies or securities denominated in foreign currencies (including derivative instruments that provide exposure to foreign currencies) may experience gains or losses solely based on changes in the exchange rate between foreign currencies and the U.S. dollar.
U.S. Government Agency Securities Risk—Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. Further, there is no assurance that the U.S. Government will provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) that issue or guarantee certain securities. If a government agency or a government-sponsored enterprise is unable to meet its obligations, the Fund may experience a loss.
Derivative Instruments Risk—Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with more traditional investments, and may involve a small amount of investment relative to the amount of risk assumed. Risks associated with derivative instruments include: the risk that the other party to a derivative contract may not fulfill its obligations (counterparty risk); the risk that a particular derivative instrument, such as over-the-counter derivative instruments, may be difficult to purchase or sell (liquidity risk); the risk that certain derivative instruments are more sensitive to interest rate changes and market price fluctuations (interest rate and market risks); the risk of mispricing or improper valuation of the derivative instrument (valuation risk); the inability of the derivative instrument to correlate in value with its underlying asset, reference rate, or index (basis risk); the risk that the Fund may lose substantially more than the amount invested in the derivative instrument, and that the Fund may be forced to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements (leverage risk). There is no assurance that the Fund’s use of any derivatives strategy will succeed, or that the Fund will not lose money.
Call Risk—A fixed income security may include a provision that allows the issuer to purchase the security back from its holder earlier than the final maturity date of the security, known as a “call feature.” Issuers often exercise this right when interest rates have declined, in which case, the Fund may be forced to reinvest the proceeds received at a lower interest rate.
Mortgage-Backed Securities Risk—Defaults on the mortgages underlying mortgage-backed securities may adversely affect the value of these securities. These securities are also subject to interest rate risk, credit risk, prepayment risk, and extension risk. Certain mortgage-backed securities may be more volatile and less liquid than other traditional types of fixed income securities.
Asset-Backed Securities Risk—Defaults on the assets underlying asset-backed securities may adversely affect the value of these securities. These securities are subject to risks associated with the nature of the underlying assets and are also subject to interest rate risk, credit risk, prepayment risk, and extension risk. Certain asset-backed securities may be more volatile and less liquid than other traditional types of fixed income securities.
Municipal Securities Risk—The value of, payment of interest and repayment of principal with respect to, and the ability of the Fund to sell, a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations and voter initiatives as well as the economics of the regions where the issuer is located. Certain municipal securities may be difficult to value or sell at a fair price.
Multi-Manager Risk—While VIA monitors each subadviser and the overall management of the Fund, each subadviser makes investment decisions independently from VIA and the other subadvisers. It is possible that the security selection process of one subadviser will not complement that of the other subadvisers. As a result, the Fund’s exposure to a given security, industry, sector or market capitalization could be smaller or larger than if the Fund were managed by a single subadviser, which could affect the Fund’s performance.
Risk/Return Bar Chart and Table
The Bar Chart and Average Annual Total Returns table demonstrate the risks of investing in the Fund, by showing how the Fund’s performance can change from year to year and by showing how the Fund’s average annual total returns compare with a broad-based securities market index and a group of mutual funds with similar investment objectives. The bar chart shows performance of the Fund’s Investor Shares (the Fund’s outstanding shares were renamed “Investor Shares” on March 1, 2013). In the table, performance information for T Shares prior to the inception date of that share class (March 1, 2013) is based on the performance of the Fund’s Investor Shares. This prior performance has not been adjusted to reflect the actual fees and expenses paid by T Shares. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information for the Fund is available by calling 800-669-7400 or at www.icmarc.org/vpperformance.
Calendar Year Total Returns — Investor Shares
Best Quarter	Worst Quarter
5.51%	-7.18%
(1st Qtr 2008)	(2nd Qtr 2013)

Average Annual Total Returns (for the periods ended December 31, 2014)	1 year	5 years	10 years
Inflation Focused Fund
Investor Shares — Return before taxes	2.51%	3.32%	3.95%
Investor Shares — Return after taxes on distributions	1.78%	2.23%	2.77%
Investor Shares — Return after taxes on distributions and sale of fund shares	1.46%	2.33%	2.72%
T Shares — Return before taxes	2.68%	3.40%	4.00%
Barclays U.S. TIPS Index (Series-L) (reflects no deduction for fees, expenses, or taxes)	3.64%	4.11%	4.37%
Morningstar Inflation-Protected Bond Funds Average (reflects no deduction for taxes)	1.80%	3.19%	3.48%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(a)/457 plans or individual retirement accounts. After-tax returns are shown for Investor Shares only. After-tax returns for other classes will vary.
Management
Investment Adviser
Vantagepoint Investment Advisers, LLC (“VIA”)
VIA uses a multi-management strategy to seek to improve consistency of the Fund’s returns over time by allocating Fund assets among more than one subadviser practicing what it believes to be complementary investment strategies. VIA manages the investment process by evaluating, recommending, and monitoring the Fund’s subadvisers.
Subadvisers
AllianceBernstein LP
Name	Title with Subadviser	Length of Service
Greg Wilensky, CFA	Director	Portfolio Manager of the Fund since May 2015
Rajen Jadav, CFA	Portfolio Manager	Portfolio Manager of the Fund since May 2015

BlackRock Financial Management, Inc.
Name	Title with Subadviser	Length of Service
Martin Hegarty	Managing Director	Portfolio Manager of the Fund since July 2010
Gargi Pal Chaudhuri	Director	Portfolio Manager of the Fund since June 2014

Pacific Investment Management Company, LLC
Name	Title with Subadviser	Length of Service
Mihir Worah	Managing Director	Portfolio Manager of the Fund since January 2008
Purchase and Sale of Fund Shares—T Shares are available for purchase only by: (1) VantageTrust; (2) other common trust funds, collective investment funds or similar pooled investment vehicles established or maintained by VantageTrust Company or affiliated persons of it or of ICMA Retirement Corporation; (3) insurance company separate accounts in which VantageTrust or a vehicle described in (2) above invests; and (4) the Model Portfolio Funds and Milestone Funds. Investor Shares are available for purchase by any eligible Fund investor that does not qualify for investment in T Shares.
There is no minimum investment except for Vantagepoint Elite investors. The minimum initial investment amount for Vantagepoint Elite investors is $5,000, and the minimum subsequent investment amount is $1,000 ($200 for purchases through an automatic investment program).
Shares of the Fund may be redeemed on any business day. To redeem shares that you own through an Individual Retirement Account (“IRA”), you must send your request, in writing, c/o Vantagepoint Transfer Agents, LLC, P.O. Box 17010, Baltimore, Maryland 21297-1010. You can call Investor Services at 800-669-7400 to obtain an IRA Account Withdrawal Form or a VantageCare Retirement Health Savings Plan (“RHS”) Benefits Reimbursements Request Form. For a VantageCare RHS Employer Investment Program (“EIP”) Payment Request Form, call Client Services at 800-326-7272.
Tax Information—Shareholders who invest in the Fund through a tax qualified plan ordinarily will not be taxed on distributions (whether ordinary income or capital gains) until they receive distributions or withdrawals from their plan. Distributions to Vantagepoint Elite investors will normally be taxed as ordinary income or capital gains when they are received.

High Yield Fund
Investment Objective
To seek current income and capital appreciation.
Fund Fees & Expenses
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees (fees paid directly from your investment)
Transaction fees	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees[1]	0.63%
Other expenses	0.25%
Total annual fund operating expenses[1,3]	0.88%
Fee waiver[1,2]	(0.08%)
Total annual fund operating expenses after fee waiver[1,2,3]	0.80%
[1]	Fees and expenses have been restated to reflect current fees and expenses.
[2]	The investment adviser has contractually agreed to waive a portion of its advisory fee from May 1, 2015 through April 30, 2016. The investment adviser may not terminate this contractual fee waiver prior to the end date.
3
Total annual fund operating expenses are annualized.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that the contractual fee waiver described above expires on April 30, 2016 and therefore is only reflected for a 1 year period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 year	3 years	5 years	10 years
$82	$273	$480	$1,077
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. For the period from May 1, 2014 (the Fund’s commencement of operations) to December 31, 2014, the Fund’s portfolio turnover rate was 75.59% of the average value of its portfolio.
Investments, Risks, and Performance
Principal Investment Strategies: The Fund invests, under normal circumstances, at least 80% of its net assets in high yield fixed income securities and other instruments that are rated below investment grade. For purposes of this 80% policy, the Fund considers a below investment grade rating to be a rating that is below the four highest grades by Standard & Poor's, Moody's Investors Service, Inc., or Fitch Ratings. Below investment grade securities are commonly referred to as “junk bonds.” These investments may include the following:
•	U.S. or foreign corporate fixed income securities;
•	U.S. or foreign floating rate loans;
•	U.S. or foreign mortgage-backed securities;
•	U.S. or foreign asset-backed securities;
•	Municipal securities;
•	Fixed income securities issued or guaranteed by foreign governments or their agencies or instrumentalities, or supranational organizations; and
•	U.S. or foreign convertible fixed income securities.
The Fund’s fixed income investments may be of any maturity.
The Fund’s investments in floating rate loans may not exceed 30% of the Fund’s net assets.
The Fund also may invest up to 20% of its net assets in:
•	Securities and instruments of any type that are not considered to be below investment grade; and
•	Unrated securities and instruments of the types listed above that the Fund’s subadviser(s) determines are below investment grade in quality.
The Fund may invest no more than 50% of its net assets in foreign securities or other foreign instruments. In addition, the Fund may invest no more than 30% of its net assets in securities or other instruments of issuers located in emerging market countries (these investments are also subject to the 50% limit above). The Fund primarily invests in U.S. dollar denominated instruments.
The Fund also may invest up to 20% of its net assets in derivative instruments. The Fund’s subadviser may use forwards, futures, options, swap agreements, and swaptions to manage risk or to obtain or adjust investment exposure. The Fund’s investments in credit default swaps, if any, will be less than 5% of the Fund’s net assets.
Principal Investment Risks: There is no guarantee that the Fund will achieve its investment objective. You may lose money by investing in the Fund. The Fund’s principal investment risks are summarized below:
High Yield Securities Risk—Securities that are rated below “investment grade” (commonly known as “high yield securities” or “junk bonds”) or, if unrated, are considered by a subadviser to be of equivalent quality, are speculative and involve a greater risk of default than “investment grade” securities. The values of these securities are particularly sensitive to changes in issuer creditworthiness, and economic and political conditions. The market prices of these securities may decline significantly in periods of general economic difficulty, may be harder to value, and may be less liquid than higher rated securities.

Credit Risk—An issuer of a fixed income security may be unable or unwilling to make payments of principal or interest to the holders of such securities or may declare bankruptcy. These events could cause the Fund to lose money.
Interest Rate Risk—Fixed income securities fluctuate in value as interest rates change. When interest rates rise, the market prices of fixed income securities will usually decrease; when interest rates fall, the market prices of fixed income securities usually will increase. Investments in fixed income securities may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives.
Call Risk—A fixed income security may include a provision that allows the issuer to purchase the security back from its holder earlier than the final maturity date of the security, known as a “call feature.” Issuers often exercise this right when interest rates have declined, in which case, the Fund may be forced to reinvest the proceeds received at a lower interest rate.
Floating Rate Loans Risk—Investments in floating rate loans have risks that are similar to those of fixed income securities, and carry the risk of impairment of collateral. The value of the collateral securing a floating rate loan can decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate. As such, a floating rate loan may not be fully collateralized and can decline significantly in value.
Mortgage-Backed Securities Risk—Defaults on the mortgages underlying mortgage-backed securities may adversely affect the value of these securities. These securities are also subject to interest rate risk, credit risk, prepayment risk, and extension risk. Certain mortgage-backed securities may be more volatile and less liquid than other traditional types of fixed income securities.
Asset-Backed Securities Risk—Defaults on the assets underlying asset-backed securities may adversely affect the value of these securities. These securities are subject to risks associated with the nature of the underlying assets and are also subject to interest rate risk, credit risk, prepayment risk, and extension risk. Certain asset-backed securities may be more volatile and less liquid than other traditional types of fixed income securities.
U.S. Government Agency Securities Risk—Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. Further, there is no assurance that the U.S. Government will provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) that issue or guarantee certain securities. If a government agency or a government-sponsored enterprise is unable to meet its obligations, the Fund may experience a loss.
Municipal Securities Risk—The value of, payment of interest and repayment of principal with respect to, and the ability of the Fund to sell, a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations and voter initiatives as well as the economics of the regions where the issuer is located. Certain municipal securities may be difficult to value or sell at a fair price.
Foreign Securities Risk—Investments in foreign securities may involve the risk of loss due to political, economic, legal, regulatory, and operational uncertainties; differing accounting and financial reporting standards; limited availability of information; currency fluctuations; and higher transaction costs.
Foreign Government Securities Risk—Investments in foreign government securities may involve risks similar to those of foreign securities. They also may present additional risks, as the ability of a foreign governmental obligor to meet its obligations to debtholders generally will be adversely affected by rising foreign interest rates, as well as the level of the relevant government’s foreign currency reserves and currency devaluations. If a governmental obligor defaults on its obligations, a security holder may have limited legal recourse.
Emerging Markets Securities Risk—Investments in securities issued by companies located in emerging market countries may present risks different from, or greater than, the risks of investing in securities issued by companies located in developed foreign countries. Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. It is sometimes difficult to obtain and enforce court judgments in such countries and there is often a greater potential for nationalization or expropriation of assets by the government of an emerging market country. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in developed countries. Investments in securities issued by companies located in emerging market countries tend to be more volatile than investments in securities issued by companies located in developed foreign countries, and may be more difficult to value.
Foreign Currency Risk—Investments in foreign currencies or securities denominated in foreign currencies (including derivative instruments that provide exposure to foreign currencies) may experience gains or losses solely based on changes in the exchange rate between foreign currencies and the U.S. dollar.
Convertible Securities Risk—The value of a convertible security generally increases and decreases with the value of the underlying common stock, but may also be sensitive to changes in interest rates. Convertible securities generally have a higher risk of default and tend to be less liquid than traditional non-convertible securities. In addition, the convertible securities the Fund invests in may be rated below investment grade or may be unrated, which could increase their risks. Below investment grade securities are speculative and involve a greater risk of default than investment grade securities. The market prices of lower rated convertible securities also may experience greater volatility than the market prices of higher quality securities and may decline significantly in periods of general economic difficulty. The Fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or declares bankruptcy.
Derivative Instruments Risk—Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with more traditional investments, and may involve a small amount of investment relative to the amount of risk assumed. Risks associated with derivative instruments include: the risk that the other party to a derivative contract may not fulfill its obligations (counterparty risk); the risk that a particular derivative instrument, such as over-the-counter derivative instruments, may be difficult to purchase or sell (liquidity risk); the risk that certain derivative instruments are more sensitive to interest rate changes and market price fluctuations (interest rate and market risks); the risk of mispricing or improper valuation of the derivative instrument (valuation risk); the inability of the derivative instrument to correlate in value with its underlying asset, reference rate, or index (basis risk); the risk that the Fund may lose substantially more than the amount invested in the derivative instrument, and that the Fund may be forced to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements (leverage risk). There is no assurance that the Fund’s use of any derivatives strategy will succeed, or that the Fund will not lose money.
Liquidity Risk—Liquidity risk exists when a particular security or other instrument is difficult to trade. An investment in illiquid assets may reduce the returns of the investment because the holder of such assets may not be able to sell the assets at the time desired for an acceptable price, or might not be able to sell the assets at all. Illiquid assets may also be difficult to value, and may be subject to legal or contractual restrictions on resale.
Multi-Manager Risk—While VIA monitors each subadviser and the overall management of the Fund, each subadviser makes investment decisions independently from VIA and the other subadvisers. It is possible that the security selection process of one subadviser will not complement that of the other subadvisers. As a result, the Fund’s exposure to a given security, industry, sector or market capitalization could be smaller or larger than if the Fund were managed by a single subadviser, which could affect the Fund’s performance.
Risk/Return Bar Chart and Table
The Fund does not have annual returns for a full calendar year, therefore no performance information is included.
Management
Investment Adviser
Vantagepoint Investment Advisers, LLC (“VIA”)
VIA uses a multi-management strategy to seek to improve consistency of the Fund’s returns over time by allocating Fund assets among more than one subadviser practicing what it believes to be complementary investment strategies. VIA manages the investment process by evaluating, recommending, and monitoring the Fund’s subadvisers.
Subadvisers
Oaktree Capital Management, L.P.
Name	Title with Subadviser	Length of Service
Sheldon M. Stone	Principal and Portfolio Manager	Portfolio Manager of the Fund since May 2014
David Rosenberg	Managing Director and Co-Portfolio Manager	Portfolio Manager of the Fund since July 2014

Western Asset Management Company
Name	Title with Subadviser	Length of Service
S. Kenneth Leech	Chief Investment Officer	Portfolio Manager of the Fund since August 2014
Christopher N. Orndorff	Portfolio Manager	Portfolio Manager of the Fund since August 2014
Michael C. Buchanan	Head of Global Credit and Deputy Chief Investment Officer	Portfolio Manager of the Fund since August 2014
Timothy J. Settel	Portfolio Manager/ Research Analyst	Portfolio Manager of the Fund since August 2014
Walter E. Kilcullen	Portfolio Manager	Portfolio Manager of the Fund since August 2014

Western Asset Management Company Limited (serves as Sub-Subadviser)
Name	Title with Sub-Subadviser	Length of Service
Paul Shuttleworth	Head of Non U.S. Credit/ Portfolio Manager	Portfolio Manager of the Fund since October 2014
Ian R. Edmonds	Portfolio Manager/ Research Analyst	Portfolio Manager of the Fund since October 2014
The Fund is available for investment only by the Vantagepoint Model Portfolio Funds and Vantagepoint Milestone Funds.

Equity Income Fund
Investment Objective
To offer long-term capital growth with consistency derived from dividend yield.
Fund Fees & Expenses
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees (fees paid directly from your investment)
Transaction fees (All share classes)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	T Shares	Investor Shares
Management fees	0.40%	0.40%
Other expenses	0.13%	0.38%
Total annual fund operating expenses	0.53%	0.78%
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
T Shares	$54	$170	$296	$665
Investor Shares	$80	$249	$433	$966
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended December 31, 2014, the Fund’s portfolio turnover rate was 55.85% of the average value of its portfolio.
Investments, Risks, and Performance
Principal Investment Strategies: The Fund invests, under normal circumstances, at least 80% of its net assets in equity securities (common and preferred stock). The Fund seeks to invest primarily in the common stocks of U.S. companies that the Fund’s subadvisers believe will pay dividends. As a result of the Fund’s income focus, certain sectors or industries may be emphasized. The Fund may exhibit greater sensitivity to certain economic factors (e.g., changing interest rates) than will the general stock market. One or more of the Fund’s subadvisers employing an actively managed strategy seeks to select equity securities it believes offer the opportunity for capital growth combined with dividend return. The Fund may invest across companies of all sizes but generally focuses on larger capitalization companies, which the subadvisers that pursue active management believe have stable long-term earnings and dividend-paying records. In addition, a portion of the Fund invests in (or obtains exposure to) stocks included in a custom version of the Russell 1000® Value Index, following an indexed or passively managed approach to investing.
The Fund also may invest in:
•	foreign equity securities;
•	U.S. and foreign convertible securities; and
•	U.S. preferred stock.
The term “equity securities” refers to both common and preferred stock.
The Fund’s subadvisers that pursue active management may invest in a company’s preferred stock or convertible security for various reasons, including when they believe the security type offers a higher risk-adjusted return opportunity than the company’s common stock. Preferred stocks tend to have lower credit ratings than bonds issued by the same entity. In addition, convertible bonds frequently have credit ratings that are below investment grade or are unrated. Securities rated below investment grade are considered high yield or high risk securities.
In the indexed or passively managed portion of the Fund, the subadviser seeks to approximate the investment characteristics and performance of a custom version of the Russell 1000 Value Index by investing in (or obtaining investment exposure to) stocks in the custom index. The Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe and includes those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. The custom version of the index is comprised of all of the stocks in the Russell 1000 Value Index but unlike the Russell 1000 Value Index, it is an equally-weighted index, meaning that each stock included in the custom index is represented equally instead of based on each company’s capitalization, using weighting and rebalancing rules determined by the Fund’s investment adviser. This portion of the Fund is rebalanced periodically (but not necessarily at the same time changes are made to the custom index).
Principal Investment Risks: There is no guarantee that the Fund will achieve its investment objective. You may lose money by investing in the Fund. The Fund’s principal investment risks are summarized below:
Stock Market Risk—Stock market risk is the possibility that the prices of equity securities overall will experience increased volatility and decline over short or extended periods. Markets tend to move in cycles, with periods of rising prices and periods of falling prices.
Preferred Stock Risk—Preferred stockholders may have more limited voting rights than common stockholders. Holders of a company’s debt securities are generally paid before holders of the company’s preferred stock. The value and volatility of preferred stock may be dependent on factors that affect both fixed income securities and equity securities.
Style Risk—In the past, different types of securities have experienced cycles of outperformance and underperformance in comparison to the market in general. For example, growth stocks have performed best during the later stages of economic expansion and value stocks have performed best during periods of economic recovery. Therefore, both the growth and value investing styles may, over time, go in and out of favor. At times when the investing style used by a Fund is out of favor, that Fund may underperform other Funds that use different investing styles.
Equity Income/Interest Rate Risk—The Fund’s distributions to shareholders may decline when interest rates fall or when dividend income from investments in stocks declines.
Small-Cap Securities Risk—Investments in small-capitalization companies involve greater risk than is customarily associated with investments in larger, more established companies. Equity securities of small-capitalization companies are generally subject to greater price volatility than those of larger companies due to: less certain growth prospects, the lower degree of liquidity in the markets for their securities, and the greater sensitivity of smaller companies to changing economic conditions. Also, small-capitalization companies may have more limited product lines, fewer capital resources and less experienced management than larger companies.
Mid-Cap Securities Risk—Investments in mid-capitalization companies involve greater risk than is customarily associated with investments in larger, more established companies. Equity securities of mid-capitalization companies generally trade in lower volume and are generally subject to greater and less predictable price changes than the securities of larger companies.
Indexing Risk—The portion of the Fund that is indexed or passively managed is designed to approximate the investment characteristics and performance of a specified index. Unlike an actively managed strategy, an index or passively managed strategy does not rely on a portfolio manager’s decision making with respect to which individual securities may outperform others. Securities in this portion of the Fund may be purchased, held, and sold by the Fund at times when an actively managed portfolio would not do so. In addition, performance of this portion of the Fund will deviate from the performance of the specified index, which is known as tracking error. Tracking error may be caused by: (i) fees and expenses associated with managing the index strategy portfolio (whereas the index has no management fees or transaction expenses); (ii) changes to the index and the timing of the rebalancing of the index strategy portfolio; and (iii) the timing of cash flows into and out of this portion of the Fund.
Foreign Securities Risk—Investments in foreign securities may involve the risk of loss due to political, economic, legal, regulatory, and operational uncertainties; differing accounting and financial reporting standards; limited availability of information; currency fluctuations; and higher transaction costs.
Foreign Currency Risk—Investments in foreign currencies or securities denominated in foreign currencies (including derivative instruments that provide exposure to foreign currencies) may experience gains or losses solely based on changes in the exchange rate between foreign currencies and the U.S. dollar.
Convertible Securities Risk—The value of a convertible security generally increases and decreases with the value of the underlying common stock, but may also be sensitive to changes in interest rates. Convertible securities generally have a higher risk of default and tend to be less liquid than traditional non-convertible securities. In addition, the convertible securities the Fund invests in may be rated below investment grade or may be unrated, which could increase their risks. Below investment grade securities are speculative and involve a greater risk of default than investment grade securities. The market prices of lower rated convertible securities also may experience greater volatility than the market prices of higher quality securities and may decline significantly in periods of general economic difficulty. The Fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or declares bankruptcy.
Multi-Manager Risk—While VIA monitors each subadviser and the overall management of the Fund, each subadviser makes investment decisions independently from VIA and the other subadvisers. It is possible that the security selection process of one subadviser will not complement that of the other subadvisers. As a result, the Fund’s exposure to a given security, industry, sector or market capitalization could be smaller or larger than if the Fund were managed by a single subadviser, which could affect the Fund’s performance.
Risk/Return Bar Chart and Table
The Bar Chart and Average Annual Total Returns table demonstrate the risks of investing in the Fund, by showing how the Fund’s performance can change from year to year and by showing how the Fund’s average annual total returns compare with a broad-based securities market index and a group of mutual funds with similar investment objectives. The bar chart shows performance of the Fund’s Investor Shares (the Fund’s outstanding shares were renamed “Investor Shares” on March 1, 2013). In the table, performance information for T Shares prior to the inception date of that share class (March 1, 2013) is based on the performance of the Fund’s Investor Shares. This prior performance has not been adjusted to reflect the actual fees and expenses paid by T Shares. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information for the Fund is available by calling 800-669-7400 or at www.icmarc.org/vpperformance.

Calendar Year Total Returns — Investor Shares
Best Quarter	Worst Quarter
21.12%	-25.10%
(2nd Qtr 2009)	(4th Qtr 2008)

Average Annual Total Returns (for the periods ended December 31, 2014)	1 year	5 years	10 years
Equity Income Fund
Investor Shares — Return before taxes	8.13%	12.93%	7.01%
Investor Shares — Return after taxes on distributions	3.59%	11.29%	5.88%
Investor Shares — Return after taxes on distributions and sale of fund shares	8.10%	10.33%	5.67%
T Shares — Return before taxes	8.43%	13.04%	7.06%
Russell 1000 Value Index (reflects no deduction for fees, expenses, or taxes)	13.45%	15.42%	7.30%
Morningstar Large Value Funds Average (reflects no deduction for taxes)	10.21%	13.45%	6.65%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(a)/457 plans or individual retirement accounts. After-tax returns are shown for Investor Shares only. After-tax returns for other classes will vary.
Management
Investment Adviser
Vantagepoint Investment Advisers, LLC (“VIA”)
VIA uses a multi-management strategy to seek to improve consistency of the Fund’s returns over time by allocating Fund assets among more than one subadviser practicing what it believes to be complementary investment strategies. VIA manages the investment process by evaluating, recommending, and monitoring the Fund’s subadvisers.
Subadvisers
Southeastern Asset Management, Inc.
Name	Title with Subadviser	Length of Service
O. Mason Hawkins, CFA	Chief Executive Officer	Portfolio Manager of the Fund since December 2000
G. Staley Cates, CFA	President	Portfolio Manager of the Fund since December 2000

SSGA Funds Management, Inc.
Name	Title with Subadviser	Length of Service
Michael J. Feehily, CFA	Senior Managing Director, Portfolio Management	Portfolio Manager of the Fund since February 2014
Dwayne Hancock, CFA	Vice President, Portfolio Management	Portfolio Manager of the Fund since February 2014

T. Rowe Price Associates, Inc.
Name	Title with Subadviser	Length of Service
Brian C. Rogers, CFA, CIC	Chairman and Chief Investment Officer of T. Rowe Price Group, Inc.	Portfolio Manager of the Fund since August 1999

Wellington Management Company LLP
Name	Title with Subadviser	Length of Service
Karen H. Grimes, CFA	Senior Managing Director and Equity Portfolio Manager	Portfolio Manager of the Fund since February 2014
Purchase and Sale of Fund Shares—T Shares are available for purchase only by: (1) VantageTrust; (2) other common trust funds, collective investment funds or similar pooled investment vehicles established or maintained by VantageTrust Company or affiliated persons of it or of ICMA Retirement Corporation; (3) insurance company separate accounts in which VantageTrust or a vehicle described in (2) above invests; and (4) the Model Portfolio Funds and Milestone Funds. Investor Shares are available for purchase by any eligible Fund investor that does not qualify for investment in T Shares.
There is no minimum investment except for Vantagepoint Elite investors. The minimum initial investment amount for Vantagepoint Elite investors is $5,000, and the minimum subsequent investment amount is $1,000 ($200 for purchases through an automatic investment program).
Shares of the Fund may be redeemed on any business day. To redeem shares that you own through an Individual Retirement Account (“IRA”), you must send your request, in writing, c/o Vantagepoint Transfer Agents, LLC, P.O. Box 17010, Baltimore, Maryland 21297-1010. You can call Investor Services at 800-669-7400 to obtain an IRA Account Withdrawal Form or a VantageCare Retirement Health Savings Plan (“RHS”) Benefits Reimbursements Request Form. For a VantageCare RHS Employer Investment Program (“EIP”) Payment Request Form, call Client Services at 800-326-7272.

Tax Information—Shareholders who invest in the Fund through a tax qualified plan ordinarily will not be taxed on distributions (whether ordinary income or capital gains) until they receive distributions or withdrawals from their plan. Distributions to Vantagepoint Elite investors will normally be taxed as ordinary income or capital gains when they are received.

Growth & Income Fund
Investment Objective
To offer long-term capital growth and current income.
Fund Fees & Expenses
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees (fees paid directly from your investment)
Transaction fees (All share classes)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	T Shares	Investor Shares
Management fees	0.39%	0.39%
Other expenses	0.13%	0.38%
Total annual fund operating expenses	0.52%	0.77%
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
T Shares	$53	$167	$291	$653
Investor Shares	$79	$246	$428	$954
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended December 31, 2014, the Fund’s portfolio turnover rate was 27.94% of the average value of its portfolio.
Investments, Risks, and Performance
Principal Investment Strategies: The Fund invests, under normal circumstances, primarily in U.S. common stocks that the Fund’s subadvisers believe offer the potential for capital appreciation or that may provide current income by paying dividends. Strategies used by the Fund’s subadvisers include: (1) focusing on large-capitalization U.S. companies whose common stocks are believed to offer potential for price appreciation because of undervaluation, earnings growth, or both; and (2) emphasizing U.S. stocks that may pay dividends.
The Fund also may invest in:
•	foreign equity securities;
•	mid-capitalization equity securities;
•	U.S. preferred stock; and
•	U.S. convertible securities.
The term “equity securities” refers to both common and preferred stock.
Preferred stocks tend to have lower credit ratings than bonds issued by the same entity. In addition, convertible bonds frequently have credit ratings that are below investment grade or are unrated.
Principal Investment Risks: There is no guarantee that the Fund will achieve its investment objective. You may lose money by investing in the Fund. The Fund’s principal investment risks are summarized below:
Stock Market Risk—Stock market risk is the possibility that the prices of equity securities overall will experience increased volatility and decline over short or extended periods. Markets tend to move in cycles, with periods of rising prices and periods of falling prices.
Preferred Stock Risk—Preferred stockholders may have more limited voting rights than common stockholders. Holders of a company’s debt securities are generally paid before holders of the company’s preferred stock. The value and volatility of preferred stock may be dependent on factors that affect both fixed income securities and equity securities.
Mid-Cap Securities Risk—Investments in mid-capitalization companies involve greater risk than is customarily associated with investments in larger, more established companies. Equity securities of mid-capitalization companies generally trade in lower volume and are generally subject to greater and less predictable price changes than the securities of larger companies.
Foreign Securities Risk—Investments in foreign securities may involve the risk of loss due to political, economic, legal, regulatory, and operational uncertainties; differing accounting and financial reporting standards; limited availability of information; currency fluctuations; and higher transaction costs.
Equity Income/Interest Rate Risk—The Fund’s distributions to shareholders may decline when interest rates fall or when dividend income from investments in stocks declines.
Foreign Currency Risk—Investments in foreign currencies or securities denominated in foreign currencies (including derivative instruments that provide exposure to foreign currencies) may experience gains or losses solely based on changes in the exchange rate between foreign currencies and the U.S. dollar.
Convertible Securities Risk—The value of a convertible security generally increases and decreases with the value of the underlying common stock, but may also be sensitive to changes in interest rates. Convertible securities generally have a higher risk of default and tend to be less liquid than traditional non-convertible securities. In addition, the convertible securities the Fund invests in may be rated below investment grade or may be unrated, which could increase their risks. Below investment grade securities are speculative and involve a greater risk of default than investment grade securities. The market prices of lower rated convertible securities also may experience greater volatility than the market prices of higher quality securities and may decline significantly in periods of general economic difficulty. The Fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or declares bankruptcy.
Multi-Manager Risk—While VIA monitors each subadviser and the overall management of the Fund, each subadviser makes investment decisions independently from VIA and the other subadvisers. It is possible that the security selection process of one subadviser will not complement that of the other subadvisers. As a result, the Fund’s exposure to a given security, industry, sector or market capitalization could be smaller or larger than if the Fund were managed by a single subadviser, which could affect the Fund’s performance.
Risk/Return Bar Chart and Table
The Bar Chart and Average Annual Total Returns table demonstrate the risks of investing in the Fund, by showing how the Fund’s performance can change from year to year and by showing how the Fund’s average annual total returns compare with a broad-based securities market index and a group of mutual funds with similar investment objectives. The bar chart shows performance of the Fund’s Investor Shares (the Fund’s outstanding shares were renamed “Investor Shares” on March 1, 2013). In the table, performance information for T Shares prior to the inception date of that share class (March 1, 2013) is based on the performance of the Fund’s Investor Shares. This prior performance has not been adjusted to reflect the actual fees and expenses paid by T Shares. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information for the Fund is available by calling 800-669-7400 or at www.icmarc.org/vpperformance.
Calendar Year Total Returns — Investor Shares
Best Quarter	Worst Quarter
17.11%	-21.88%
(2nd Qtr 2009)	(4th Qtr 2008)

Average Annual Total Returns (for the periods ended December 31, 2014)	1 year	5 years	10 years
Growth & Income Fund
Investor Shares — Return before taxes	10.67%	14.53%	7.56%
Investor Shares — Return after taxes on distributions	7.14%	13.18%	6.56%
Investor Shares — Return after taxes on distributions and sale of fund shares	8.78%	11.66%	6.13%
T Shares — Return before taxes	10.98%	14.64%	7.61%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	13.69%	15.45%	7.67%
Morningstar Large Blend Funds Average (reflects no deduction for taxes)	10.96%	13.88%	7.02%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(a)/457 plans or individual retirement accounts. After-tax returns are shown for Investor Shares only. After-tax returns for other classes will vary.
Management
Investment Adviser
Vantagepoint Investment Advisers, LLC (“VIA”)
VIA uses a multi-management strategy to seek to improve consistency of the Fund’s returns over time by allocating Fund assets among more than one subadviser practicing what it believes to be complementary investment strategies. VIA manages the investment process by evaluating, recommending, and monitoring the Fund’s subadvisers.
Subadvisers
Fiduciary Management, Inc.
Name	Title with Subadviser	Length of Service
Patrick English, CFA	CEO and Chief Investment Officer	Portfolio Manager of the Fund since January 2009
Andy Ramer, CFA	Director of Research	Portfolio Manager of the Fund since January 2010

T. Rowe Price Associates, Inc.
Name	Title with Subadviser	Length of Service
Larry J. Puglia, CPA, CFA	Vice President	Portfolio Manager of the Fund since June 2001

Wellington Management Company LLP
Name	Title with Subadviser	Length of Service
Ian R. Link, CFA	Senior Managing Director and Equity Portfolio Manager	Portfolio Manager of the Fund since February 2008
Purchase and Sale of Fund Shares—T Shares are available for purchase only by: (1) VantageTrust; (2) other common trust funds, collective investment funds or similar pooled investment vehicles established or maintained by VantageTrust Company or affiliated persons of it or of ICMA Retirement Corporation; (3) insurance company separate accounts in which VantageTrust or a vehicle described in (2) above invests; and (4) the Model Portfolio Funds and Milestone Funds. Investor Shares are available for purchase by any eligible Fund investor that does not qualify for investment in T Shares.
There is no minimum investment except for Vantagepoint Elite investors. The minimum initial investment amount for Vantagepoint Elite investors is $5,000, and the minimum subsequent investment amount is $1,000 ($200 for purchases through an automatic investment program).
Shares of the Fund may be redeemed on any business day. To redeem shares that you own through an Individual Retirement Account (“IRA”), you must send your request, in writing, c/o Vantagepoint Transfer Agents, LLC, P.O. Box 17010, Baltimore, Maryland 21297-1010. You can call Investor Services at 800-669-7400 to obtain an IRA Account Withdrawal Form or a VantageCare Retirement Health Savings Plan (“RHS”) Benefits Reimbursements Request Form. For a VantageCare RHS Employer Investment Program (“EIP”) Payment Request Form, call Client Services at 800-326-7272.
Tax Information—Shareholders who invest in the Fund through a tax qualified plan ordinarily will not be taxed on distributions (whether ordinary income or capital gains) until they receive distributions or withdrawals from their plan. Distributions to Vantagepoint Elite investors will normally be taxed as ordinary income or capital gains when they are received.

Growth Fund
Investment Objective
To offer long-term capital growth.
Fund Fees & Expenses
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees (fees paid directly from your investment)
Transaction fees (All share classes)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	T Shares	Investor Shares
Management fees	0.40%	0.40%
Other expenses	0.13%	0.38%
Total annual fund operating expenses	0.53%	0.78%
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
T Shares	$54	$170	$296	$665
Investor Shares	$80	$249	$433	$966
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended December 31, 2014, the Fund’s portfolio turnover rate was 46.61% of the average value of its portfolio.
Investments, Risks, and Performance
Principal Investment Strategies: The Fund invests, under normal circumstances, primarily in U.S. common stocks that are considered by the Fund’s subadvisers to have above-average potential for growth. The subadvisers emphasize stocks of well established medium- and large-capitalization firms.
The Fund also may invest in:
•	foreign equity securities;
•	small-capitalization equity securities;
•	U.S. preferred stock; and
•	U.S. convertible securities.
The term “equity securities” refers to both common and preferred stock.
Preferred stocks tend to have lower credit ratings than bonds issued by the same entity. In addition, convertible bonds frequently have credit ratings that are below investment grade or are unrated.
Principal Investment Risks: There is no guarantee that the Fund will achieve its investment objective. You may lose money by investing in the Fund. The Fund’s principal investment risks are summarized below:
Stock Market Risk—Stock market risk is the possibility that the prices of equity securities overall will experience increased volatility and decline over short or extended periods. Markets tend to move in cycles, with periods of rising prices and periods of falling prices.
Preferred Stock Risk—Preferred stockholders may have more limited voting rights than common stockholders. Holders of a company’s debt securities are generally paid before holders of the company’s preferred stock. The value and volatility of preferred stock may be dependent on factors that affect both fixed income securities and equity securities.
Foreign Securities Risk—Investments in foreign securities may involve the risk of loss due to political, economic, legal, regulatory, and operational uncertainties; differing accounting and financial reporting standards; limited availability of information; currency fluctuations; and higher transaction costs.
Foreign Currency Risk—Investments in foreign currencies or securities denominated in foreign currencies (including derivative instruments that provide exposure to foreign currencies) may experience gains or losses solely based on changes in the exchange rate between foreign currencies and the U.S. dollar.
Style Risk—In the past, different types of securities have experienced cycles of outperformance and underperformance in comparison to the market in general. For example, growth stocks have performed best during the later stages of economic expansion and value stocks have performed best during periods of economic recovery. Therefore, both the growth and value investing styles may, over time, go in and out of favor. At times when the investing style used by a Fund is out of favor, that Fund may underperform other Funds that use different investing styles.
Small-Cap Securities Risk—Investments in small-capitalization companies involve greater risk than is customarily associated with investments in larger, more established companies. Equity securities of small-capitalization companies are generally subject to greater price volatility than those of larger companies due to: less certain growth prospects, the lower degree of liquidity in the markets for their securities, and the greater sensitivity of smaller companies to changing economic conditions. Also, small-capitalization companies may have more limited product lines, fewer capital resources and less experienced management than larger companies.
Mid-Cap Securities Risk—Investments in mid-capitalization companies involve greater risk than is customarily associated with investments in larger, more established companies. Equity securities of mid-capitalization companies generally trade in lower volume and are generally subject to greater and less predictable price changes than the securities of larger companies.
Convertible Securities Risk—The value of a convertible security generally increases and decreases with the value of the underlying common stock, but may also be sensitive to changes in interest rates. Convertible securities generally have a higher risk of default and tend to be less liquid than traditional non-convertible securities. In addition, the convertible securities the Fund invests in may be rated below investment grade or may be unrated, which could increase their risks. Below investment grade securities are speculative and involve a greater risk of default than investment grade securities. The market prices of lower rated convertible securities also may experience greater volatility than the market prices of higher quality securities and may decline significantly in periods of general economic difficulty. The Fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or declares bankruptcy.
Multi-Manager Risk—While VIA monitors each subadviser and the overall management of the Fund, each subadviser makes investment decisions independently from VIA and the other subadvisers. It is possible that the security selection process of one subadviser will not complement that of the other subadvisers. As a result, the Fund’s exposure to a given security, industry, sector or market capitalization could be smaller or larger than if the Fund were managed by a single subadviser, which could affect the Fund’s performance.
Risk/Return Bar Chart and Table
The Bar Chart and Average Annual Total Returns table demonstrate the risks of investing in the Fund, by showing how the Fund’s performance can change from year to year and by showing how the Fund’s average annual total returns compare with a broad-based securities market index and a group of mutual funds with similar investment objectives. The bar chart shows performance of the Fund’s Investor Shares (the Fund’s outstanding shares were renamed “Investor Shares” on March 1, 2013). In the table, performance information for T Shares prior to the inception date of that share class (March 1, 2013) is based on the performance of the Fund’s Investor Shares. This prior performance has not been adjusted to reflect the actual fees and expenses paid by T Shares. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information for the Fund is available by calling 800-669-7400 or at www.icmarc.org/vpperformance.
Calendar Year Total Returns — Investor Shares
Best Quarter	Worst Quarter
15.31%	-25.58%
(1st Qtr 2012)	(4th Qtr 2008)

Average Annual Total Returns (for the periods ended December 31, 2014)	1 year	5 years	10 years
Growth Fund
Investor Shares — Return before taxes	10.05%	13.14%	5.82%
Investor Shares — Return after taxes on distributions	9.27%	12.90%	5.67%
Investor Shares — Return after taxes on distributions and sale of fund shares	6.34%	10.55%	4.68%
T Shares — Return before taxes	10.24%	13.24%	5.86%
Russell 1000 Growth Index (reflects no deduction for fees, expenses, or taxes)	13.05%	15.81%	8.49%
Morningstar Large Growth Funds Average (reflects no deduction for taxes)	10.00%	14.09%	7.68%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(a)/457 plans or individual retirement accounts. After-tax returns are shown for Investor Shares only. After-tax returns for other classes will vary.
Management
Investment Adviser
Vantagepoint Investment Advisers, LLC (“VIA”)
VIA uses a multi-management strategy to seek to improve consistency of the Fund’s returns over time by allocating Fund assets among more than one subadviser practicing what it believes to be complementary investment strategies. VIA manages the investment process by evaluating, recommending, and monitoring the Fund’s subadvisers.

Subadvisers
Atlanta Capital Management Company, LLC
Name	Title with Subadviser	Length of Service
Richard England, CFA	Managing Director and Principal	Co-Portfolio Manager of the Fund since January 2012
Paul Marshall, CFA	Vice President and Principal	Co-Portfolio Manager of the Fund since January 2012

Columbus Circle Investors
Name	Title with Subadviser	Length of Service
Anthony Rizza, CFA	Senior Managing Director	Portfolio Manager of the Fund since September 2008
Thomas Bisighini, CFA	Managing Director	Co-Portfolio Manager since May 2011

Victory Capital Management Inc.
Name	Title with Subadviser	Length of Service
Erick Maronak	Chief Investment Officer and Senior Portfolio Manager	Lead Portfolio Manager of the Fund since January 2012
Jason Dahl, CFA	Senior Portfolio Manager	Co-Portfolio Manager of the Fund since January 2012
Scott Kefer, CFA	Senior Portfolio Manager	Co-Portfolio Manager of the Fund since January 2012
Michael Koskuba	Senior Portfolio Manager	Co-Portfolio Manager of the Fund since January 2012

Westfield Capital Management Company, L.P.
Name	Title with Subadviser	Length of Service
William A. Muggia	President, Chief Executive Officer, Managing Partner and Chief Investment Officer	Portfolio Manager of the Fund since May 2005
Purchase and Sale of Fund Shares—T Shares are available for purchase only by: (1) VantageTrust; (2) other common trust funds, collective investment funds or similar pooled investment vehicles established or maintained by VantageTrust Company or affiliated persons of it or of ICMA Retirement Corporation; (3) insurance company separate accounts in which VantageTrust or a vehicle described in (2) above invests; and (4) the Model Portfolio Funds and Milestone Funds. Investor Shares are available for purchase by any eligible Fund investor that does not qualify for investment in T Shares.
There is no minimum investment except for Vantagepoint Elite investors. The minimum initial investment amount for Vantagepoint Elite investors is $5,000, and the minimum subsequent investment amount is $1,000 ($200 for purchases through an automatic investment program).
Shares of the Fund may be redeemed on any business day. To redeem shares that you own through an Individual Retirement Account (“IRA”), you must send your request, in writing, c/o Vantagepoint Transfer Agents, LLC, P.O. Box 17010, Baltimore, Maryland 21297-1010. You can call Investor Services at 800-669-7400 to obtain an IRA Account Withdrawal Form or a VantageCare Retirement Health Savings Plan (“RHS”) Benefits Reimbursements Request Form. For a VantageCare RHS Employer Investment Program (“EIP”) Payment Request Form, call Client Services at 800-326-7272.
Tax Information—Shareholders who invest in the Fund through a tax qualified plan ordinarily will not be taxed on distributions (whether ordinary income or capital gains) until they receive distributions or withdrawals from their plan. Distributions to Vantagepoint Elite investors will normally be taxed as ordinary income or capital gains when they are received.

Select Value Fund
Investment Objective
To offer long-term growth from dividend income and capital appreciation.
Fund Fees & Expenses
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees (fees paid directly from your investment)
Transaction fees (All share classes)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	T Shares	Investor Shares
Management fees	0.57%	0.57%
Other expenses	0.15%	0.40%
Total annual fund operating expenses	0.72%	0.97%
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
T Shares	$74	$230	$401	$ 894
Investor Shares	$99	$309	$536	$1,190
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended December 31, 2014, the Fund’s portfolio turnover rate was 65.91% of the average value of its portfolio.
Investments, Risks, and Performance
Principal Investment Strategies: The Fund invests, under normal circumstances, primarily in common stocks of mid-capitalization U.S. companies that the Fund’s subadvisers believe present attractive investment opportunities at favorable prices in relation to the intrinsic worth of the issuer and may also offer the possibility for growth through the reinvestment of dividends. The Fund generally seeks to invest in common stocks of companies with market capitalizations that fall within the range of companies in the Russell Midcap® Value Index. The Fund may invest up to 10% of its net assets in real estate investment trusts.
The Fund also may invest in:
•	foreign equity securities;
•	U.S. preferred stock;
•	U.S. convertible securities; and
•	small-capitalization equity securities.
The term “equity securities” refers to both common and preferred stock.
Preferred stocks tend to have lower credit ratings than bonds issued by the same entity. In addition, convertible bonds frequently have credit ratings that are below investment grade or are unrated.
Principal Investment Risks: There is no guarantee that the Fund will achieve its investment objective. You may lose money by investing in the Fund. The Fund’s principal investment risks are summarized below:
Stock Market Risk—Stock market risk is the possibility that the prices of equity securities overall will experience increased volatility and decline over short or extended periods. Markets tend to move in cycles, with periods of rising prices and periods of falling prices.
Mid-Cap Securities Risk—Investments in mid-capitalization companies involve greater risk than is customarily associated with investments in larger, more established companies. Equity securities of mid-capitalization companies generally trade in lower volume and are generally subject to greater and less predictable price changes than the securities of larger companies.
Small-Cap Securities Risk—Investments in small-capitalization companies involve greater risk than is customarily associated with investments in larger, more established companies. Equity securities of small-capitalization companies are generally subject to greater price volatility than those of larger companies due to: less certain growth prospects, the lower degree of liquidity in the markets for their securities, and the greater sensitivity of smaller companies to changing economic conditions. Also, small-capitalization companies may have more limited product lines, fewer capital resources and less experienced management than larger companies.
Equity Income/Interest Rate Risk—The Fund’s distributions to shareholders may decline when interest rates fall or when dividend income from investments in stocks declines.
Style Risk—In the past, different types of securities have experienced cycles of outperformance and underperformance in comparison to the market in general. For example, growth stocks have performed best during the later stages of economic expansion and value stocks have performed best during periods of economic recovery. Therefore, both the growth and value investing styles may, over time, go in and out of favor. At times when the investing style used by a Fund is out of favor, that Fund may underperform other Funds that use different investing styles.

REITs Risk—Real estate investment trusts (“REITs”) are subject to risks generally associated with investing in real estate, such as declining real estate values, over-building, property tax increases, increases in operating expenses and interest rates, insufficient levels of occupancy, the inability to obtain financing (at all or on acceptable terms), and the national, regional and local economic conditions affecting the real estate market.
Foreign Securities Risk—Investments in foreign securities may involve the risk of loss due to political, economic, legal, regulatory, and operational uncertainties; differing accounting and financial reporting standards; limited availability of information; currency fluctuations; and higher transaction costs.
Foreign Currency Risk—Investments in foreign currencies or securities denominated in foreign currencies (including derivative instruments that provide exposure to foreign currencies) may experience gains or losses solely based on changes in the exchange rate between foreign currencies and the U.S. dollar.
Preferred Stock Risk—Preferred stockholders may have more limited voting rights than common stockholders. Holders of a company’s debt securities are generally paid before holders of the company’s preferred stock. The value and volatility of preferred stock may be dependent on factors that affect both fixed income securities and equity securities.
Convertible Securities Risk—The value of a convertible security generally increases and decreases with the value of the underlying common stock, but may also be sensitive to changes in interest rates. Convertible securities generally have a higher risk of default and tend to be less liquid than traditional non-convertible securities. In addition, the convertible securities the Fund invests in may be rated below investment grade or may be unrated, which could increase their risks. Below investment grade securities are speculative and involve a greater risk of default than investment grade securities. The market prices of lower rated convertible securities also may experience greater volatility than the market prices of higher quality securities and may decline significantly in periods of general economic difficulty. The Fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or declares bankruptcy.
Multi-Manager Risk—While VIA monitors each subadviser and the overall management of the Fund, each subadviser makes investment decisions independently from VIA and the other subadvisers. It is possible that the security selection process of one subadviser will not complement that of the other subadvisers. As a result, the Fund’s exposure to a given security, industry, sector or market capitalization could be smaller or larger than if the Fund were managed by a single subadviser, which could affect the Fund’s performance.
Risk/Return Bar Chart and Table
The Bar Chart and Average Annual Total Returns table demonstrate the risks of investing in the Fund, by showing how the Fund’s performance can change from year to year and by showing how the Fund’s average annual total returns compare with a broad-based securities market index and a group of mutual funds with similar investment objectives. The bar chart shows performance of the Fund’s Investor Shares (the Fund’s outstanding shares were renamed “Investor Shares” on March 1, 2013). In the table, performance information for T Shares prior to the inception date of that share class (March 1, 2013) is based on the performance of the Fund’s Investor Shares. This prior performance has not been adjusted to reflect the actual fees and expenses paid by T Shares. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information for the Fund is available by calling 800-669-7400 or at www.icmarc.org/vpperformance.
Calendar Year Total Returns — Investor Shares
Best Quarter	Worst Quarter
19.31%	-23.61%
(2nd Qtr 2009)	(4th Qtr 2008)

Average Annual Total Returns (for the periods ended December 31, 2014)	1 year	5 years	Since Fund Inception (October 30, 2007)
Select Value Fund
Investor Shares — Return before taxes	8.11%	15.31%	7.99%
Investor Shares — Return after taxes on distributions	3.84%	13.36%	6.65%
Investor Shares — Return after taxes on distributions and sale of fund shares	7.20%	12.08%	6.20%
T Shares — Return before taxes	8.32%	15.41%	8.05%
Russell Midcap Value Index (reflects no deduction for fees, expenses, or taxes)	14.75%	17.43%	8.05%
Morningstar Mid-Cap Value Funds Average (reflects no deduction for taxes)	9.31%	15.05%	6.98%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(a)/457 plans or individual retirement accounts. After-tax returns are shown for Investor Shares only. After-tax returns for other classes will vary.

Management
Investment Adviser
Vantagepoint Investment Advisers, LLC (“VIA”)
VIA uses a multi-management strategy to seek to improve consistency of the Fund’s returns over time by allocating Fund assets among more than one subadviser practicing what it believes to be complementary investment strategies. VIA manages the investment process by evaluating, recommending, and monitoring the Fund’s subadvisers.
Subadvisers
Artisan Partners Limited Partnership
Name	Title with Subadviser	Length of Service
James C. Kieffer, CFA	Managing Director and Portfolio Manager	Portfolio Manager of the Fund since September 2008
Scott C. Satterwhite, CFA	Managing Director and Portfolio Manager	Portfolio Manager of the Fund since September 2008
George O. Sertl, Jr., CFA	Managing Director and Portfolio Manager	Portfolio Manager of the Fund since September 2008
Daniel L. Kane, CFA	Portfolio Manager	Portfolio Manager of the Fund since May 2013

Systematic Financial Management, L.P.
Name	Title with Subadviser	Length of Service
Ronald Mushock, CFA	Managing Partner Portfolio Manager	Portfolio Manager of the Fund since October 2007
D. Kevin McCreesh, CFA	Managing Partner Chief Investment Officer	Portfolio Manager of the Fund since October 2007

WEDGE Capital Management L.L.P.
Name	Title with Subadviser	Length of Service
Paul M. VeZolles, CFA	General Partner and Co-Lead Mid-Cap Analyst	Portfolio Manager of the Fund since October 2007
John G. Norman	General Partner and Portfolio Manager	Portfolio Manager of the Fund since October 2007
Martin L. Robinson, CFA	General Partner and Portfolio Manager	Portfolio Manager of the Fund since October 2007
Brian J. Pratt, CFA	Co-Lead Mid-Cap Analyst	Portfolio Manager of the Fund since March 2015
Purchase and Sale of Fund Shares—T Shares are available for purchase only by: (1) VantageTrust; (2) other common trust funds, collective investment funds or similar pooled investment vehicles established or maintained by VantageTrust Company or affiliated persons of it or of ICMA Retirement Corporation; (3) insurance company separate accounts in which VantageTrust or a vehicle described in (2) above invests; and (4) the Model Portfolio Funds and Milestone Funds. Investor Shares are available for purchase by any eligible Fund investor that does not qualify for investment in T Shares.
There is no minimum investment except for Vantagepoint Elite investors. The minimum initial investment amount for Vantagepoint Elite investors is $5,000, and the minimum subsequent investment amount is $1,000 ($200 for purchases through an automatic investment program).
Shares of the Fund may be redeemed on any business day. To redeem shares that you own through an Individual Retirement Account (“IRA”), you must send your request, in writing, c/o Vantagepoint Transfer Agents, LLC, P.O. Box 17010, Baltimore, Maryland 21297-1010. You can call Investor Services at 800-669-7400 to obtain an IRA Account Withdrawal Form or a VantageCare Retirement Health Savings Plan (“RHS”) Benefits Reimbursements Request Form. For a VantageCare RHS Employer Investment Program (“EIP”) Payment Request Form, call Client Services at 800-326-7272.
Tax Information—Shareholders who invest in the Fund through a tax qualified plan ordinarily will not be taxed on distributions (whether ordinary income or capital gains) until they receive distributions or withdrawals from their plan. Distributions to Vantagepoint Elite investors will normally be taxed as ordinary income or capital gains when they are received.

Aggressive Opportunities Fund
Investment Objective
To offer high long-term capital appreciation.
Fund Fees & Expenses
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees (fees paid directly from your investment)
Transaction fees (All share classes)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	T Shares	Investor Shares
Management fees	0.45%	0.45%
Other expenses	0.13%	0.38%
Total annual fund operating expenses	0.58%	0.83%
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
T Shares	$59	$186	$324	$ 726
Investor Shares	$85	$265	$460	$1,025
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended December 31, 2014, the Fund’s portfolio turnover rate was 49.15% of the average value of its portfolio.
Investments, Risks, and Performance
Principal Investment Strategies: The Fund invests, under normal circumstances, primarily in common stocks of small- to mid-capitalization U.S. and foreign companies. One or more of the Fund’s subadvisers employing an actively managed strategy seeks to select common stocks it believes offer the opportunity for high capital appreciation. In addition, a portion of the Fund invests in (or obtains exposure to) stocks included in a custom version of the Russell Midcap® Growth Index, following an indexed or passively managed approach to investing. The range of stocks in which the Fund generally invests is expected to be that of the Russell Midcap® Index.
The Fund also may invest in:
•	foreign equity securities (including those of issuers located in emerging market countries);
•	U.S. preferred stock; and
•	U.S. and foreign convertible securities.
The term “equity securities” refers to both common and preferred stock.
The Fund’s subadvisers that pursue active management may invest in a company’s preferred stock or convertible security for various reasons including when they believe the security type offers a higher risk-adjusted return opportunity than the company’s common stock. Preferred stocks tend to have lower credit ratings than bonds issued by the same entity. In addition, convertible bonds frequently have credit ratings that are below investment grade or are unrated.
In the indexed or passively managed portion of the Fund, the subadviser seeks to approximate the investment characteristics and performance of a custom version of the Russell Midcap Growth Index by investing in (or obtaining investment exposure to) stocks in the custom index. The Russell Midcap Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe and includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. The custom version of the index is comprised of all of the stocks in the Russell Midcap Growth Index but unlike the Russell Midcap Growth Index, it is an equally-weighted index, meaning that each stock included in the custom index is represented equally instead of based on each company’s capitalization, using weighting and rebalancing rules determined by the Fund’s investment adviser. This portion of the Fund is rebalanced periodically (but not necessarily at the same time changes are made to the custom index).
The Fund’s subadvisers may use futures and options to manage risk or to obtain or adjust investment exposure. The Fund’s subadvisers also may manage foreign currency risks by using forward currency contracts. Fund investments in derivative instruments are limited to 10% of the Fund’s net assets but normally will not exceed 5% of the Fund’s net assets.
Principal Investment Risks: There is no guarantee that the Fund will achieve its investment objective. You may lose money by investing in the Fund. The Fund’s principal investment risks are summarized below:
Stock Market Risk—Stock market risk is the possibility that the prices of equity securities overall will experience increased volatility and decline over short or extended periods. Markets tend to move in cycles, with periods of rising prices and periods of falling prices.
Mid-Cap Securities Risk—Investments in mid-capitalization companies involve greater risk than is customarily associated with investments in larger, more established companies. Equity securities of mid-capitalization companies generally trade in lower volume and are generally subject to greater and less predictable price changes than the securities of larger companies.

Style Risk—In the past, different types of securities have experienced cycles of outperformance and underperformance in comparison to the market in general. For example, growth stocks have performed best during the later stages of economic expansion and value stocks have performed best during periods of economic recovery. Therefore, both the growth and value investing styles may, over time, go in and out of favor. At times when the investing style used by a Fund is out of favor, that Fund may underperform other Funds that use different investing styles.
Small-Cap Securities Risk—Investments in small-capitalization companies involve greater risk than is customarily associated with investments in larger, more established companies. Equity securities of small-capitalization companies are generally subject to greater price volatility than those of larger companies due to: less certain growth prospects, the lower degree of liquidity in the markets for their securities, and the greater sensitivity of smaller companies to changing economic conditions. Also, small-capitalization companies may have more limited product lines, fewer capital resources and less experienced management than larger companies.
Indexing Risk—The portion of the Fund that is indexed or passively managed is designed to approximate the investment characteristics and performance of a specified index. Unlike an actively managed strategy, an index or passively managed strategy does not rely on a portfolio manager’s decision making with respect to which individual securities may outperform others. Securities in this portion of the Fund may be purchased, held, and sold by the Fund at times when an actively managed portfolio would not do so. In addition, performance of this portion of the Fund will deviate from the performance of the specified index, which is known as tracking error. Tracking error may be caused by: (i) fees and expenses associated with managing the index strategy portfolio (whereas the index has no management fees or transaction expenses); (ii) changes to the index and the timing of the rebalancing of the index strategy portfolio; and (iii) the timing of cash flows into and out of this portion of the Fund.
Foreign Securities Risk—Investments in foreign securities may involve the risk of loss due to political, economic, legal, regulatory, and operational uncertainties; differing accounting and financial reporting standards; limited availability of information; currency fluctuations; and higher transaction costs. These risks may be greater with respect to securities of companies located in emerging market countries. Investments in securities of issuers located in emerging market countries tend to be more volatile than investments in securities of issuers located in developed foreign countries.
Foreign Currency Risk—Investments in foreign currencies or securities denominated in foreign currencies (including derivative instruments that provide exposure to foreign currencies) may experience gains or losses solely based on changes in the exchange rate between foreign currencies and the U.S. dollar.
Derivative Instruments Risk—Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with more traditional investments, and may involve a small amount of investment relative to the amount of risk assumed. Risks associated with derivative instruments include: the risk that the other party to a derivative contract may not fulfill its obligations (counterparty risk); the risk that a particular derivative instrument, such as over-the-counter derivative instruments, may be difficult to purchase or sell (liquidity risk); the risk that certain derivative instruments are more sensitive to interest rate changes and market price fluctuations (interest rate and market risks); the risk of mispricing or improper valuation of the derivative instrument (valuation risk); the inability of the derivative instrument to correlate in value with its underlying asset, reference rate, or index (basis risk); the risk that the Fund may lose substantially more than the amount invested in the derivative instrument, and that the Fund may be forced to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements (leverage risk). There is no assurance that the Fund’s use of any derivatives strategy will succeed, or that the Fund will not lose money.
Preferred Stock Risk—Preferred stockholders may have more limited voting rights than common stockholders. Holders of a company’s debt securities are generally paid before holders of the company’s preferred stock. The value and volatility of preferred stock may be dependent on factors that affect both fixed income securities and equity securities.
Convertible Securities Risk—The value of a convertible security generally increases and decreases with the value of the underlying common stock, but may also be sensitive to changes in interest rates. Convertible securities generally have a higher risk of default and tend to be less liquid than traditional non-convertible securities. In addition, the convertible securities the Fund invests in may be rated below investment grade or may be unrated, which could increase their risks. Below investment grade securities are speculative and involve a greater risk of default than investment grade securities. The market prices of lower rated convertible securities also may experience greater volatility than the market prices of higher quality securities and may decline significantly in periods of general economic difficulty. The Fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or declares bankruptcy.
Multi-Manager Risk—While VIA monitors each subadviser and the overall management of the Fund, each subadviser makes investment decisions independently from VIA and the other subadvisers. It is possible that the security selection process of one subadviser will not complement that of the other subadvisers. As a result, the Fund’s exposure to a given security, industry, sector or market capitalization could be smaller or larger than if the Fund were managed by a single subadviser, which could affect the Fund’s performance.
Risk/Return Bar Chart and Table
The Bar Chart and Average Annual Total Returns table demonstrate the risks of investing in the Fund, by showing how the Fund’s performance can change from year to year and by showing how the Fund’s average annual total returns compare with a broad-based securities market index and a group of mutual funds with similar investment objectives. The bar chart shows performance of the Fund’s Investor Shares (the Fund’s outstanding shares were renamed “Investor Shares” on March 1, 2013). In the table, performance information for T Shares prior to the inception date of that share class (March 1, 2013) is based on the performance of the Fund’s Investor Shares. This prior performance has not been adjusted to reflect the actual fees and expenses paid by T Shares. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information for the Fund is available by calling 800-669-7400 or at www.icmarc.org/vpperformance.
Calendar Year Total Returns — Investor Shares
Best Quarter	Worst Quarter
22.81%	-26.13%
(2nd Qtr 2009)	(4th Qtr 2008)

Average Annual Total Returns (for the periods ended December 31, 2014)	1 year	5 years	10 years
Aggressive Opportunities Fund
Investor Shares — Return before taxes	5.13%	12.40%	7.97%
Investor Shares — Return after taxes on distributions	1.25%	10.44%	6.51%
Investor Shares — Return after taxes on distributions and sale of fund shares	5.79%	9.70%	6.32%
T Shares — Return before taxes	5.44%	12.51%	8.02%
Russell Midcap Growth Index (reflects no deduction for fees, expenses, or taxes)	11.90%	16.94%	9.43%
Morningstar Mid-Cap Growth Funds Average (reflects no deduction for taxes)	7.00%	14.76%	8.29%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(a)/457 plans or individual retirement accounts. After-tax returns are shown for Investor Shares only. After-tax returns for other classes will vary.
Management
Investment Adviser
Vantagepoint Investment Advisers, LLC (“VIA”)
VIA uses a multi-management strategy to seek to improve consistency of the Fund’s returns over time by allocating Fund assets among more than one subadviser practicing what it believes to be complementary investment strategies. VIA manages the investment process by evaluating, recommending, and monitoring the Fund’s subadvisers.
Subadvisers
Southeastern Asset Management, Inc.
Name	Title with Subadviser	Length of Service
O. Mason Hawkins, CFA	Chief Executive Officer	Portfolio Manager of the Fund since July 2002
G. Staley Cates, CFA	President	Portfolio Manager of the Fund since July 2002

TimesSquare Capital Management, LLC
Name	Title with Subadviser	Length of Service
Tony Rosenthal, CFA	Managing Director and Senior Portfolio Manager	Portfolio Manager of the Fund since January 2006
Grant Babyak	Chief Executive Officer and Senior Portfolio Manager	Portfolio Manager of the Fund since January 2006

SSGA Funds Management, Inc.
Name	Title with Subadviser	Length of Service
Michael J. Feehily, CFA	Senior Managing Director, Portfolio Management	Portfolio Manager of the Fund since August 2012
Dwayne Hancock, CFA	Vice President, Portfolio Management	Portfolio Manager of the Fund since August 2012

Wells Capital Management Inc.
Name	Title with Subadviser	Length of Service
Thomas Pence, CFA	Managing Director and Senior Portfolio Manager	Portfolio Manager of the Fund since August 2012
Michael Smith, CFA	Co-Portfolio Manager	Portfolio Manager of the Fund since August 2012
Chris Warner, CFA	Co-Portfolio Manager	Portfolio Manager of the Fund since August 2012
Purchase and Sale of Fund Shares—T Shares are available for purchase only by: (1) VantageTrust; (2) other common trust funds, collective investment funds or similar pooled investment vehicles established or maintained by VantageTrust Company or affiliated persons of it or of ICMA Retirement Corporation; (3) insurance company separate accounts in which VantageTrust or a vehicle described in (2) above invests; and (4) the Model Portfolio Funds and Milestone Funds. Investor Shares are available for purchase by any eligible Fund investor that does not qualify for investment in T Shares.
There is no minimum investment except for Vantagepoint Elite investors. The minimum initial investment amount for Vantagepoint Elite investors is $5,000, and the minimum subsequent investment amount is $1,000 ($200 for purchases through an automatic investment program).
Shares of the Fund may be redeemed on any business day. To redeem shares that you own through an Individual Retirement Account (“IRA”), you must send your request, in writing, c/o Vantagepoint Transfer Agents, LLC, P.O. Box 17010, Baltimore, Maryland 21297-1010. You can call Investor Services at 800-669-7400 to obtain an IRA Account Withdrawal Form or a VantageCare Retirement Health Savings Plan (“RHS”) Benefits Reimbursements Request Form. For a VantageCare RHS Employer Investment Program (“EIP”) Payment Request Form, call Client Services at 800-326-7272.
Tax Information—Shareholders who invest in the Fund through a tax qualified plan ordinarily will not be taxed on distributions (whether ordinary income or capital gains) until they receive distributions or withdrawals from their plan. Distributions to Vantagepoint Elite investors will normally be taxed as ordinary income or capital gains when they are received.

Discovery Fund
Investment Objective
To offer long-term capital growth.
Fund Fees & Expenses
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees (fees paid directly from your investment)
Transaction fees (All share classes)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	T Shares	Investor Shares
Management fees	0.54%	0.54%
Other expenses	0.16%	0.41%
Total annual fund operating expenses	0.70%	0.95%
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
T Shares	$72	$224	$390	$ 871
Investor Shares	$97	$303	$525	$1,166
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended December 31, 2014, the Fund’s portfolio turnover rate was 100.34% of the average value of its portfolio.
Investments, Risks, and Performance
Principal Investment Strategies: The Fund invests, under normal circumstances, primarily in a combination of common stocks of U.S. small-capitalization companies, Russell 2000 Index futures contracts, and U.S. and foreign fixed income securities. The Fund’s subadvisers select stocks that they believe have above-average potential for growth and that generally have market capitalizations that fall within the range of companies in the Russell 2000® Index. The Fund’s U.S. and foreign fixed income securities (1) are held, in part, as collateral in conjunction with the Fund’s use of futures contracts; (2) may include government and agency securities, corporate bonds, mortgage-backed securities, asset-backed securities, and municipal securities; and (3) generally have a portfolio effective duration of no greater than three years. Effective duration is a measure of the expected change in value of a fixed income security for a given change in interest rates, and takes into account that expected cash flows will fluctuate as interests rate change. For example, the value of a fixed income security with an effective duration of two years would be expected to decline around 2% if interest rates rose by 1%. Conversely, the value of the same fixed income security would be expected to increase around 2% if interest rates fell by 1%.
The Fund also may invest in:
•	foreign equity securities (including those of issuers located in emerging market countries);
•	U.S. preferred stock; and
•	U.S. and foreign convertible securities.
The term “equity securities” refers to both common and preferred stock.
The Fund’s subadvisers may invest in a company’s preferred stock or convertible security for various reasons including when they believe the security type offers a higher return opportunity than the company’s common stock. Preferred stocks tend to have lower credit ratings than bonds issued by the same entity. In addition, convertible bonds frequently have credit ratings that are below investment grade or are unrated.
The Fund’s fixed income securities are generally investment grade securities (i.e., securities rated within the four highest grades by Standard & Poor’s, Moody’s Investors Service, Inc., or Fitch Ratings or unrated securities that the Fund’s subadvisers determine are of comparable quality).
In addition to Russell 2000 Index futures contracts, the Fund’s subadvisers also may use other derivative instruments. The Fund’s subadvisers may use futures, options, swap agreements, and swaptions to manage risk, or to obtain or adjust investment exposure. The Fund’s subadvisers also may use forward currency contracts to obtain or adjust investment exposure or to manage foreign currency risks. Investments in derivative instruments are limited to 15% of the Fund’s net assets.
Principal Investment Risks: There is no guarantee that the Fund will achieve its investment objective. You may lose money by investing in the Fund. The Fund’s principal investment risks are summarized below:
Stock Market Risk—Stock market risk is the possibility that the prices of equity securities overall will experience increased volatility and decline over short or extended periods. Markets tend to move in cycles, with periods of rising prices and periods of falling prices.
Small-Cap Securities Risk—Investments in small-capitalization companies involve greater risk than is customarily associated with investments in larger, more established companies. Equity securities of small-capitalization companies are generally subject to greater price volatility than those of larger companies due to: less certain growth prospects, the lower degree of liquidity in the markets for their securities, and the greater sensitivity of smaller companies to changing economic conditions. Also, small-capitalization companies may have more limited product lines, fewer capital resources and less experienced management than larger companies.
Preferred Stock Risk—Preferred stockholders may have more limited voting rights than common stockholders. Holders of a company’s debt securities are generally paid before holders of the company’s preferred stock. The value and volatility of preferred stock may be dependent on factors that affect both fixed income securities and equity securities.
Foreign Securities Risk—Investments in foreign securities may involve the risk of loss due to political, economic, legal, regulatory, and operational uncertainties; differing accounting and financial reporting standards; limited availability of information; currency fluctuations; and higher transaction costs. These risks may be greater with respect to securities of companies located in emerging market countries. Investments in securities of issuers located in emerging market countries tend to be more volatile than investments in securities of issuers located in developed foreign countries.
Foreign Currency Risk—Investments in foreign currencies or securities denominated in foreign currencies (including derivative instruments that provide exposure to foreign currencies) may experience gains or losses solely based on changes in the exchange rate between foreign currencies and the U.S. dollar.
Convertible Securities Risk—The value of a convertible security generally increases and decreases with the value of the underlying common stock, but may also be sensitive to changes in interest rates. Convertible securities generally have a higher risk of default and tend to be less liquid than traditional non-convertible securities. In addition, the convertible securities the Fund invests in may be rated below investment grade or may be unrated, which could increase their risks. Below investment grade securities are speculative and involve a greater risk of default than investment grade securities. The market prices of lower rated convertible securities also may experience greater volatility than the market prices of higher quality securities and may decline significantly in periods of general economic difficulty. The Fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or declares bankruptcy.
High Yield Securities Risk—Securities that are rated below “investment grade” (commonly known as “high yield securities” or “junk bonds”) or, if unrated, are considered by a subadviser to be of equivalent quality, are speculative and involve a greater risk of default than “investment grade” securities. The values of these securities are particularly sensitive to changes in issuer creditworthiness, and economic and political conditions. The market prices of these securities may decline significantly in periods of general economic difficulty, may be harder to value, and may be less liquid than higher rated securities.
Municipal Securities Risk—The value of, payment of interest and repayment of principal with respect to, and the ability of the Fund to sell, a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations and voter initiatives as well as the economics of the regions where the issuer is located. Certain municipal securities may be difficult to value or sell at a fair price.
Derivative Instruments Risk—Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with more traditional investments, and may involve a small amount of investment relative to the amount of risk assumed. Risks associated with derivative instruments include: the risk that the other party to a derivative contract may not fulfill its obligations (counterparty risk); the risk that a particular derivative instrument, such as over-the-counter derivative instruments, may be difficult to purchase or sell (liquidity risk); the risk that certain derivative instruments are more sensitive to interest rate changes and market price fluctuations (interest rate and market risks); the risk of mispricing or improper valuation of the derivative instrument (valuation risk); the inability of the derivative instrument to correlate in value with its underlying asset, reference rate, or index (basis risk); the risk that the Fund may lose substantially more than the amount invested in the derivative instrument, and that the Fund may be forced to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements (leverage risk). There is no assurance that the Fund’s use of any derivatives strategy will succeed, or that the Fund will not lose money.
Interest Rate Risk—Fixed income securities fluctuate in value as interest rates change. When interest rates rise, the market prices of fixed income securities will usually decrease; when interest rates fall, the market prices of fixed income securities usually will increase. Investments in fixed income securities may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives.
Credit Risk—An issuer of a fixed income security may be unable or unwilling to make payments of principal or interest to the holders of such securities or may declare bankruptcy. These events could cause the Fund to lose money.
Call Risk—A fixed income security may include a provision that allows the issuer to purchase the security back from its holder earlier than the final maturity date of the security, known as a “call feature.” Issuers often exercise this right when interest rates have declined, in which case, the Fund may be forced to reinvest the proceeds received at a lower interest rate.
Mortgage-Backed Securities Risk—Defaults on the mortgages underlying mortgage-backed securities may adversely affect the value of these securities. These securities are also subject to interest rate risk, credit risk, prepayment risk, and extension risk. Certain mortgage-backed securities may be more volatile and less liquid than other traditional types of fixed income securities.
Asset-Backed Securities Risk—Defaults on the assets underlying asset-backed securities may adversely affect the value of these securities. These securities are subject to risks associated with the nature of the underlying assets and are also subject to interest rate risk, credit risk, prepayment risk, and extension risk. Certain asset-backed securities may be more volatile and less liquid than other traditional types of fixed income securities.
U.S. Government Agency Securities Risk—Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. Further, there is no assurance that the U.S. Government will provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) that issue or guarantee certain securities. If a government agency or a government-sponsored enterprise is unable to meet its obligations, the Fund may experience a loss.
Portfolio Turnover Risk—The Fund may engage in a significant number of short-term transactions, which may adversely affect performance. Increased portfolio turnover may result in higher brokerage costs or other transactions fees and expenses. These costs are ultimately passed on to shareholders.
Multi-Manager Risk—While VIA monitors each subadviser and the overall management of the Fund, each subadviser makes investment decisions independently from VIA and the other subadvisers. It is possible that the security selection process of one subadviser will not complement that of the other subadvisers. As a result, the Fund’s exposure to a given security, industry, sector or market capitalization could be smaller or larger than if the Fund were managed by a single subadviser, which could affect the Fund’s performance.
Risk/Return Bar Chart and Table
The Bar Chart and Average Annual Total Returns table demonstrate the risks of investing in the Fund, by showing how the Fund’s performance can change from year to year and by showing how the Fund’s average annual total returns compare with a broad-based securities market index and a group of mutual funds with similar investment objectives. The bar chart shows performance of the Fund’s Investor Shares (the Fund’s outstanding shares were renamed “Investor Shares” on March 1, 2013). In the table, performance information for T Shares prior to the inception date of that share class (March 1, 2013) is based on the performance of the Fund’s Investor Shares. This prior performance has not been adjusted to reflect the actual fees and expenses paid by T Shares. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information for the Fund is available by calling 800-669-7400 or at www.icmarc.org/vpperformance.
Calendar Year Total Returns — Investor Shares
Best Quarter	Worst Quarter
25.94%	-26.99%
(2nd Qtr 2009)	(4th Qtr 2008)

Average Annual Total Returns (for the periods ended December 31, 2014)	1 year	5 years	Since Fund Inception (October 30, 2007)
Discovery Fund
Investor Shares — Return before taxes	6.07%	15.15%	6.97%
Investor Shares — Return after taxes on distributions	1.97%	12.47%	5.02%
Investor Shares — Return after taxes on distributions and sale of fund shares	5.19%	11.47%	4.95%
T Shares — Return before taxes	6.37%	15.25%	7.04%
Russell 2000 Index (reflects no deduction for fees, expenses, or taxes)	4.89%	15.55%	6.97%
Morningstar Small Blend Funds Average (reflects no deduction for taxes)	3.79%	14.61%	6.32%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(a)/457 plans or individual retirement accounts. After-tax returns are shown for Investor Shares only. After-tax returns for other classes will vary.
Management
Investment Adviser
Vantagepoint Investment Advisers, LLC (“VIA”)
VIA uses a multi-management strategy to seek to improve consistency of the Fund’s returns over time by allocating Fund assets among more than one subadviser practicing what it believes to be complementary investment strategies. VIA manages the investment process by evaluating, recommending, and monitoring the Fund’s subadvisers.

Subadvisers
Payden & Rygel
Name	Title with Subadviser	Length of Service
James T. Wong	Principal	Portfolio Manager of the Fund since December 2014
Brian W. Matthews, CFA	Managing Principal and Senior Member of Investment Policy Committee	Portfolio Manager of the Fund since October 2007

Wellington Management Company LLP
Name	Title with Subadviser	Length of Service
Jamie A. Rome, CFA	Senior Managing Director and Equity Portfolio Manager	Portfolio Manager of the Fund since October 2007
Purchase and Sale of Fund Shares—T Shares are available for purchase only by: (1) VantageTrust; (2) other common trust funds, collective investment funds or similar pooled investment vehicles established or maintained by VantageTrust Company or affiliated persons of it or of ICMA Retirement Corporation; (3) insurance company separate accounts in which VantageTrust or a vehicle described in (2) above invests; and (4) the Model Portfolio Funds and Milestone Funds. Investor Shares are available for purchase by any eligible Fund investor that does not qualify for investment in T Shares.
There is no minimum investment except for Vantagepoint Elite investors. The minimum initial investment amount for Vantagepoint Elite investors is $5,000, and the minimum subsequent investment amount is $1,000 ($200 for purchases through an automatic investment program).
Shares of the Fund may be redeemed on any business day. To redeem shares that you own through an Individual Retirement Account (“IRA”), you must send your request, in writing, c/o Vantagepoint Transfer Agents, LLC, P.O. Box 17010, Baltimore, Maryland 21297-1010. You can call Investor Services at 800-669-7400 to obtain an IRA Account Withdrawal Form or a VantageCare Retirement Health Savings Plan (“RHS”) Benefits Reimbursements Request Form. For a VantageCare RHS Employer Investment Program (“EIP”) Payment Request Form, call Client Services at 800-326-7272.
Tax Information—Shareholders who invest in the Fund through a tax qualified plan ordinarily will not be taxed on distributions (whether ordinary income or capital gains) until they receive distributions or withdrawals from their plan. Distributions to Vantagepoint Elite investors will normally be taxed as ordinary income or capital gains when they are received.

International Fund
Investment Objective
To offer long-term capital growth and diversification by country.
Fund Fees & Expenses
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees (fees paid directly from your investment)
Transaction fees (All share classes)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	T Shares	Investor Shares
Management fees	0.57%	0.57%
Other expenses	0.15%	0.40%
Total annual fund operating expenses	0.72%	0.97%
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
T Shares	$74	$230	$401	$ 894
Investor Shares	$99	$309	$536	$1,190
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended December 31, 2014, the Fund’s portfolio turnover rate was 34.30% of the average value of its portfolio.
Investments, Risks, and Performance
Principal Investment Strategies: The Fund invests primarily in the common stocks of companies headquartered outside the United States. Under normal circumstances, the Fund invests at least 80% of its net assets in foreign equity securities (common and preferred stock), including securities of issuers located in emerging market countries. Strategies used by the Fund’s subadvisers include: (1) investing in equity securities believed to have above-average potential for growth across multiple capitalization sizes; and (2) investing in equity securities believed to be priced below fair market value at the time of purchase.
The Fund also may invest in:
•	U.S. or foreign fixed income securities of any maturity;
•	U.S. equity securities; and
•	U.S. or foreign convertible securities.
The term “equity securities” refers to both common and preferred stock.
Preferred stocks tend to have lower credit ratings than bonds issued by the same entity. In addition, convertible bonds frequently have credit ratings that are below investment grade or are unrated.
The Fund’s subadvisers may use futures and options to manage risk or to obtain or adjust investment exposure. The Fund’s subadvisers also may use forward currency contracts to obtain or adjust investment exposure or to manage foreign currency risks. Fund investments in derivative instruments are limited to 10% of the Fund’s net assets but normally will not exceed 5% of the Fund’s net assets.
Principal Investment Risks: There is no guarantee that the Fund will achieve its investment objective. You may lose money by investing in the Fund. The Fund’s principal investment risks are summarized below:
Stock Market Risk—Stock market risk is the possibility that the prices of equity securities overall will experience increased volatility and decline over short or extended periods. Markets tend to move in cycles, with periods of rising prices and periods of falling prices.
Foreign Securities Risk—Investments in foreign securities may involve the risk of loss due to political, economic, legal, regulatory, and operational uncertainties; differing accounting and financial reporting standards; limited availability of information; currency fluctuations; and higher transaction costs.
Emerging Markets Securities Risk—Investments in securities issued by companies located in emerging market countries may present risks different from, or greater than, the risks of investing in securities issued by companies located in developed foreign countries. Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. It is sometimes difficult to obtain and enforce court judgments in such countries and there is often a greater potential for nationalization or expropriation of assets by the government of an emerging market country. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in developed countries. Investments in securities issued by companies located in emerging market countries tend to be more volatile than investments in securities issued by companies located in developed foreign countries, and may be more difficult to value.
Foreign Currency Risk—Investments in foreign currencies or securities denominated in foreign currencies (including derivative instruments that provide exposure to foreign currencies) may experience gains or losses solely based on changes in the exchange rate between foreign currencies and the U.S. dollar.

Preferred Stock Risk—Preferred stockholders may have more limited voting rights than common stockholders. Holders of a company’s debt securities are generally paid before holders of the company’s preferred stock. The value and volatility of preferred stock may be dependent on factors that affect both fixed income securities and equity securities.
Small-Cap Securities Risk—Investments in small-capitalization companies involve greater risk than is customarily associated with investments in larger, more established companies. Equity securities of small-capitalization companies are generally subject to greater price volatility than those of larger companies due to: less certain growth prospects, the lower degree of liquidity in the markets for their securities, and the greater sensitivity of smaller companies to changing economic conditions. Also, small-capitalization companies may have more limited product lines, fewer capital resources and less experienced management than larger companies.
Mid-Cap Securities Risk—Investments in mid-capitalization companies involve greater risk than is customarily associated with investments in larger, more established companies. Equity securities of mid-capitalization companies generally trade in lower volume and are generally subject to greater and less predictable price changes than the securities of larger companies.
Derivative Instruments Risk—Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with more traditional investments, and may involve a small amount of investment relative to the amount of risk assumed. Risks associated with derivative instruments include: the risk that the other party to a derivative contract may not fulfill its obligations (counterparty risk); the risk that a particular derivative instrument, such as over-the-counter derivative instruments, may be difficult to purchase or sell (liquidity risk); the risk that certain derivative instruments are more sensitive to interest rate changes and market price fluctuations (interest rate and market risks); the risk of mispricing or improper valuation of the derivative instrument (valuation risk); the inability of the derivative instrument to correlate in value with its underlying asset, reference rate, or index (basis risk); the risk that the Fund may lose substantially more than the amount invested in the derivative instrument, and that the Fund may be forced to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements (leverage risk). There is no assurance that the Fund’s use of any derivatives strategy will succeed, or that the Fund will not lose money.
Credit Risk—An issuer of a fixed income security may be unable or unwilling to make payments of principal or interest to the holders of such securities or may declare bankruptcy. These events could cause the Fund to lose money.
Interest Rate Risk—Fixed income securities fluctuate in value as interest rates change. When interest rates rise, the market prices of fixed income securities will usually decrease; when interest rates fall, the market prices of fixed income securities usually will increase. Investments in fixed income securities may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives.
Convertible Securities Risk—The value of a convertible security generally increases and decreases with the value of the underlying common stock, but may also be sensitive to changes in interest rates. Convertible securities generally have a higher risk of default and tend to be less liquid than traditional non-convertible securities. In addition, the convertible securities the Fund invests in may be rated below investment grade or may be unrated, which could increase their risks. Below investment grade securities are speculative and involve a greater risk of default than investment grade securities. The market prices of lower rated convertible securities also may experience greater volatility than the market prices of higher quality securities and may decline significantly in periods of general economic difficulty. The Fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or declares bankruptcy.
Multi-Manager Risk—While VIA monitors each subadviser and the overall management of the Fund, each subadviser makes investment decisions independently from VIA and the other subadvisers. It is possible that the security selection process of one subadviser will not complement that of the other subadvisers. As a result, the Fund’s exposure to a given security, industry, sector or market capitalization could be smaller or larger than if the Fund were managed by a single subadviser, which could affect the Fund’s performance.
Risk/Return Bar Chart and Table
The Bar Chart and Average Annual Total Returns table demonstrate the risks of investing in the Fund, by showing how the Fund’s performance can change from year to year and by showing how the Fund’s average annual total returns compare with a broad-based securities market index and a group of mutual funds with similar investment objectives. The bar chart shows performance of the Fund’s Investor Shares (the Fund’s outstanding shares were renamed “Investor Shares” on March 1, 2013). In the table, performance information for T Shares prior to the inception date of that share class (March 1, 2013) is based on the performance of the Fund’s Investor Shares. This prior performance has not been adjusted to reflect the actual fees and expenses paid by T Shares. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information for the Fund is available by calling 800-669-7400 or at www.icmarc.org/vpperformance.

Calendar Year Total Returns — Investor Shares
Best Quarter	Worst Quarter
21.37%	-21.17%
(2nd Qtr 2009)	(3rd Qtr 2008)

Average Annual Total Returns (for the periods ended December 31, 2014)	1 year	5 years	10 years
International Fund
Investor Shares — Return before taxes	-2.76%	5.90%	4.80%
Investor Shares — Return after taxes on distributions	-3.76%	5.39%	4.15%
Investor Shares — Return after taxes on distributions and sale of fund shares	-0.93%	4.68%	4.14%
T Shares — Return before taxes	-2.68%	5.98%	4.84%
MSCI EAFE Index (Net) (reflects no deduction for fees, expenses, or taxes)	-4.90%	5.33%	4.43%
Morningstar Foreign Large Blend Funds Average (reflects no deduction for taxes)	-4.98%	5.04%	4.48%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(a)/457 plans or individual retirement accounts. After-tax returns are shown for Investor Shares only. After-tax returns for other classes will vary.
Management
Investment Adviser
Vantagepoint Investment Advisers, LLC (“VIA”)
VIA uses a multi-management strategy to seek to improve consistency of the Fund’s returns over time by allocating Fund assets among more than one subadviser practicing what it believes to be complementary investment strategies. VIA manages the investment process by evaluating, recommending, and monitoring the Fund’s subadvisers.
Subadvisers
Artisan Partners Limited Partnership
Name	Title with Subadviser	Length of Service
Mark L. Yockey, CFA	Managing Director and Portfolio Manager	Portfolio Manager of the Fund since October 2002
Charles-Henri Hamker	Managing Director and Associate Portfolio Manager	Portfolio Manager of the Fund since May 2013
Andrew J. Euretig	Managing Director and Associate Portfolio Manager	Portfolio Manager of the Fund since May 2013

GlobeFlex Capital, LP
Name	Title with Subadviser	Length of Service
Robert Anslow	Chief Investment Officer	Portfolio Manager of the Fund since January 2006
James Peterson	Director of Portfolio Management and Research	Portfolio Manager of the Fund since June 2014

Mondrian Investment Partners Limited
Name	Title with Subadviser	Length of Service
Elizabeth Desmond	Director and Chief Investment Officer of International Equities	Portfolio Manager of the Fund since October 2009
Nigel Bliss	Senior Portfolio Manager	Portfolio Manager of the Fund since October 2009
Andrew Porter	Senior Portfolio Manager	Portfolio Manager of the Fund since May 2014

Walter Scott & Partners Limited
Name	Title with Subadviser	Length of Service
Jane Henderson	Managing Director	Portfolio Manager of the Fund since May 2009
Roy Leckie	Director	Portfolio Manager of the Fund since May 2009
Charles Macquaker	Director	Portfolio Manager of the Fund since May 2011
Purchase and Sale of Fund Shares—T Shares are available for purchase only by: (1) VantageTrust; (2) other common trust funds, collective investment funds or similar pooled investment vehicles established or maintained by VantageTrust Company or affiliated persons of it or of ICMA Retirement Corporation; (3) insurance company separate accounts in which VantageTrust or a vehicle described in (2) above invests; and (4) the Model Portfolio Funds and Milestone Funds. Investor Shares are available for purchase by any eligible Fund investor that does not qualify for investment in T Shares.
There is no minimum investment except for Vantagepoint Elite investors. The minimum initial investment amount for Vantagepoint Elite investors is $5,000, and the minimum subsequent investment amount is $1,000 ($200 for purchases through an automatic investment program).

Shares of the Fund may be redeemed on any business day. To redeem shares that you own through an Individual Retirement Account (“IRA”), you must send your request, in writing, c/o Vantagepoint Transfer Agents, LLC, P.O. Box 17010, Baltimore, Maryland 21297-1010. You can call Investor Services at 800-669-7400 to obtain an IRA Account Withdrawal Form or a VantageCare Retirement Health Savings Plan (“RHS”) Benefits Reimbursements Request Form. For a VantageCare RHS Employer Investment Program (“EIP”) Payment Request Form, call Client Services at 800-326-7272.
Tax Information—Shareholders who invest in the Fund through a tax qualified plan ordinarily will not be taxed on distributions (whether ordinary income or capital gains) until they receive distributions or withdrawals from their plan. Distributions to Vantagepoint Elite investors will normally be taxed as ordinary income or capital gains when they are received.

Diversifying Strategies Fund
Investment Objective
To offer long-term capital growth.
Fund Fees & Expenses
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees (fees paid directly from your investment)
Transaction fees	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees[1]	0.34%
Other expenses	0.14%
Total annual fund operating expenses[1]	0.48%
[1]	Fees and expenses have been restated to reflect current fees and expenses.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 year	3 years	5 years	10 years
$49	$154	$269	$604
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended December 31, 2014, the Fund’s portfolio turnover rate was 103.33% of the average value of its portfolio.
Investments, Risks, and Performance
Principal Investment Strategies: The Fund employs multiple investment strategies to seek long-term growth of capital, with lower volatility over time than that of stocks in general and a risk/return profile different from that of traditional asset classes, such as stocks and fixed income securities. In combination, the Fund’s investment strategies seek to provide investment exposure to U.S. and foreign convertible securities, stocks, fixed income securities, and real estate investment trusts (“REITS”) through direct investments or through the use of derivative instruments. The Fund currently uses the following investment strategies:
•	Convertible Securities Strategy;
•	Enhanced Equity Strategy;
•	Low Duration-Plus Fixed Income Strategy; and
•	Passive REIT Index Strategy.
Each of these investment strategies is described in more detail below.
•	Convertible Securities Strategy—The Fund allocates a portion of its assets to a portfolio of convertible securities of U.S. or foreign companies (which may include issuers located in emerging market countries). Convertible securities, which include convertible bonds and convertible preferred stocks, possess investment characteristics of both stocks and bonds. The Fund’s subadvisers seek to invest in those convertible securities they believe represent an attractive risk/reward potential. The majority of these securities are rated below investment grade or are unrated. The Fund’s subadvisers also may invest in a combination of either convertible or non-convertible bonds, and common stocks or equity options, to seek to replicate the investment exposure of convertible securities or to seek to manage risk. The subadvisers implementing the Fund’s convertible securities strategy may also invest in other types of fixed income and equity securities, including “restricted” securities, such as Rule 144A securities.
•	Enhanced Equity Strategy—Another portion of the Fund’s assets invests in a portfolio of Russell 2000® Index futures contracts and U.S. and foreign fixed income securities. This strategy’s subadviser utilizes Russell 2000 Index futures contracts or swap agreements to gain equity exposure, combined with purchasing U.S. and foreign fixed income securities seeking to generate returns in excess of the futures contracts’ or swap agreements’ implied financing costs. The Fund’s U.S. and foreign fixed income securities in this portion of the Fund’s portfolio (1) are held, in part, as collateral in conjunction with the Fund’s use of futures contracts; (2) may include government and agency securities, corporate bonds, mortgage-backed securities, asset-backed securities, and municipal securities; and (3) generally have a portfolio effective duration of no greater than three years. Effective duration is a measure of the expected change in value of a fixed income security for a given change in interest rates, and takes into account that expected cash flows will fluctuate as interest rates change. For example, the value of a fixed income security with an effective duration of two years would be expected to decline around 2% if interest rates rose by 1%. Conversely, the value of the same fixed income security would be expected to increase around 2% if interest rates fell by 1%. The fixed income securities in this portion of the Fund are generally investment grade securities.
•	Low Duration-Plus Fixed Income Strategy—Another portion of the Fund’s portfolio invests in core short and intermediate maturity fixed income securities (including securities issued or guaranteed by the U.S. Government or foreign governments and their agencies or instrumentalities, and U.S. and foreign mortgage-backed and asset backed securities) that combined generally have a portfolio effective duration of no greater than three years.

The strategy’s core fixed income securities are generally investment grade securities (i.e., securities rated within the four highest grades by Standard & Poor’s, Moody’s Investors Service, Inc. (“Moody’s”), or Fitch Ratings (“Fitch”) or unrated securities that the subadviser determines are of comparable quality) that the subadviser to this portion of the Fund believes provide return opportunities because they are priced below fair market value relative to securities of similar credit quality and interest rate sensitivity. Plus, the strategy also incorporates investments in non-core sectors and securities which may include but are not limited to below investment grade and unrated securities, foreign securities, including securities of issuers located in emerging market countries, inflation-adjusted securities, floating rate loans, and currencies that the subadviser believes offer attractive investment opportunities. The subadviser may use futures and swaps as part of this fixed income strategy and may seek to reduce risk of loss due to currency fluctuations by hedging its non-U.S. dollar exposure, using a variety of techniques, including forward currency contracts.
•	Passive REIT Index Strategy—Another portion of the Fund’s assets invests in a portfolio of REIT and REIT-like securities included in the Dow Jones U.S. Select REIT Index™, following an indexed or passively managed approach to investing. The subadviser to this portion of the Fund seeks to approximate the investment characteristics and performance of the Dow Jones U.S. Select REIT Index by investing in REITs and REIT-like securities included in that index. The Dow Jones U.S. Select REIT Index is an unmanaged index that intends to measure the performance of publicly traded REITs and REIT-like securities. The index is a subset of the Dow Jones U.S. Select Real Estate Securities Index, which represents equity REITs and real estate operating companies traded in the U.S.
Additional Information About the Fund’s Principal Investment Strategies
A significant portion of the Fund’s assets may be invested in “below investment grade” securities (commonly known as “high yield securities” or “junk bonds”). Below investment grade securities are those rated below the four highest categories by Standard & Poor’s (below BBB), Moody’s (below Baa), or Fitch (below BBB), or are unrated securities that the Fund’s subadvisers determine are of comparable quality. The Fund’s below investment grade securities or instruments (which include fixed income securities, convertible securities, preferred stock, and floating rate loans) generally will not exceed, in the aggregate, 55% of the Fund’s net assets, with additional limits as specified below.
The Fund limits its aggregate investments in (i) fixed income securities that are rated below investment grade, excluding convertible bonds; and (ii) floating rate loans so that, taken together, they generally will not be more than 15% of the Fund’s net assets.
The Fund limits its investments in convertible securities, which include convertible bonds and convertible preferred stocks, such that they generally will remain below 45% of the Fund’s net assets.
Under normal circumstances, the Fund invests at least 40% of its net assets in fixed income securities in addition to its investments in convertible bonds.
In addition to Russell 2000 Index futures contracts, the Fund's subadvisers also may use other derivative instruments, including futures and options, swap agreements, swaptions, and forward currency contracts, to achieve desired investment exposure, enhance portfolio efficiency, or manage risk. Trading in derivative instruments is used as an alternative to, or in conjunction with, buying, selling and holding stocks and fixed income securities.
The Fund’s investments in credit default swaps, if any, will be less than 5% of the Fund’s net assets.
Principal Investment Risks: There is no guarantee that the Fund will achieve its investment objective. You may lose money by investing in the Fund. The Fund’s principal investment risks are summarized below:
Convertible Securities Risk—The value of a convertible security generally increases and decreases with the value of the underlying common stock, but may also be sensitive to changes in interest rates. Convertible securities generally have a higher risk of default and tend to be less liquid than traditional non-convertible securities. In addition, the convertible securities the Fund invests in may be rated below investment grade or may be unrated, which could increase their risks. Below investment grade securities are speculative and involve a greater risk of default than investment grade securities. The market prices of lower rated convertible securities also may experience greater volatility than the market prices of higher quality securities and may decline significantly in periods of general economic difficulty. The Fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or declares bankruptcy.
Interest Rate Risk—Fixed income securities fluctuate in value as interest rates change. When interest rates rise, the market prices of fixed income securities will usually decrease; when interest rates fall, the market prices of fixed income securities usually will increase. Investments in fixed income securities may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives.
Credit Risk—An issuer of a fixed income security may be unable or unwilling to make payments of principal or interest to the holders of such securities or may declare bankruptcy. These events could cause the Fund to lose money.
High Yield Securities Risk—Securities that are rated below “investment grade” (commonly known as “high yield securities” or “junk bonds”) or, if unrated, are considered by a subadviser to be of equivalent quality, are speculative and involve a greater risk of default than “investment grade” securities. The values of these securities are particularly sensitive to changes in issuer creditworthiness, and economic and political conditions. The market prices of these securities may decline significantly in periods of general economic difficulty, may be harder to value, and may be less liquid than higher rated securities.

Small-Cap Securities Risk—Investments in small-capitalization companies involve greater risk than is customarily associated with investments in larger, more established companies. Equity securities of small-capitalization companies are generally subject to greater price volatility than those of larger companies due to: less certain growth prospects, the lower degree of liquidity in the markets for their securities, and the greater sensitivity of smaller companies to changing economic conditions. Also, small-capitalization companies may have more limited product lines, fewer capital resources and less experienced management than larger companies.
Derivative Instruments Risk—Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with more traditional investments, and may involve a small amount of investment relative to the amount of risk assumed. Risks associated with derivative instruments include: the risk that the other party to a derivative contract may not fulfill its obligations (counterparty risk); the risk that a particular derivative instrument, such as over-the-counter derivative instruments, may be difficult to purchase or sell (liquidity risk); the risk that certain derivative instruments are more sensitive to interest rate changes and market price fluctuations (interest rate and market risks); the risk of mispricing or improper valuation of the derivative instrument (valuation risk); the inability of the derivative instrument to correlate in value with its underlying asset, reference rate, or index (basis risk); the risk that the Fund may lose substantially more than the amount invested in the derivative instrument, and that the Fund may be forced to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements (leverage risk). There is no assurance that the Fund’s use of any derivatives strategy will succeed, or that the Fund will not lose money.
Foreign Securities Risk—Investments in foreign securities may involve the risk of loss due to political, economic, legal, regulatory, and operational uncertainties; differing accounting and financial reporting standards; limited availability of information; currency fluctuations; and higher transaction costs. These risks may be greater with respect to securities of companies located in emerging market countries. Investments in securities of issuers located in emerging market countries tend to be more volatile than investments in securities of issuers located in developed foreign countries.
U.S. Government Agency Securities Risk—Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. Further, there is no assurance that the U.S. Government will provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) that issue or guarantee certain securities. If a government agency or a government-sponsored enterprise is unable to meet its obligations, the Fund may experience a loss.
Asset-Backed Securities Risk—Defaults on the assets underlying asset-backed securities may adversely affect the value of these securities. These securities are subject to risks associated with the nature of the underlying assets and are also subject to interest rate risk, credit risk, prepayment risk, and extension risk. Certain asset-backed securities may be more volatile and less liquid than other traditional types of fixed income securities.
Mortgage-Backed Securities Risk—Defaults on the mortgages underlying mortgage-backed securities may adversely affect the value of these securities. These securities are also subject to interest rate risk, credit risk, prepayment risk, and extension risk. Certain mortgage-backed securities may be more volatile and less liquid than other traditional types of fixed income securities.
REITs Risk—Real estate investment trusts (“REITs”) are subject to risks generally associated with investing in real estate, such as declining real estate values, over-building, property tax increases, increases in operating expenses and interest rates, insufficient levels of occupancy, the inability to obtain financing (at all or on acceptable terms), and the national, regional and local economic conditions affecting the real estate market.
Indexing Risk—The portion of the Fund that is indexed or passively managed is designed to approximate the investment characteristics and performance of a specified index. Unlike an actively managed strategy, an index or passively managed strategy does not rely on a portfolio manager’s decision making with respect to which individual securities may outperform others. Securities in this portion of the Fund may be purchased, held, and sold by the Fund at times when an actively managed portfolio would not do so. In addition, performance of this portion of the Fund will deviate from the performance of the specified index, which is known as tracking error. Tracking error may be caused by: (i) fees and expenses associated with managing the index strategy portfolio (whereas the index has no management fees or transaction expenses); (ii) changes to the index and the timing of the rebalancing of the index strategy portfolio; and (iii) the timing of cash flows into and out of this portion of the Fund.
Foreign Currency Risk—Investments in foreign currencies or securities denominated in foreign currencies (including derivative instruments that provide exposure to foreign currencies) may experience gains or losses solely based on changes in the exchange rate between foreign currencies and the U.S. dollar.
Municipal Securities Risk—The value of, payment of interest and repayment of principal with respect to, and the ability of the Fund to sell, a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations and voter initiatives as well as the economics of the regions where the issuer is located. Certain municipal securities may be difficult to value or sell at a fair price.
Floating Rate Loans Risk—Investments in floating rate loans have risks that are similar to those of fixed income securities, and carry the risk of impairment of collateral. The value of the collateral securing a floating rate loan can decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate. As such, a floating rate loan may not be fully collateralized and can decline significantly in value.
Call Risk—A fixed income security may include a provision that allows the issuer to purchase the security back from its holder earlier than the final maturity date of the security, known as a “call feature.” Issuers often exercise this right when interest rates have declined, in which case, the Fund may be forced to reinvest the proceeds received at a lower interest rate.

Stock Market Risk—Stock market risk is the possibility that the prices of equity securities overall will experience increased volatility and decline over short or extended periods. Markets tend to move in cycles, with periods of rising prices and periods of falling prices.
Portfolio Turnover Risk—The Fund may engage in a significant number of short-term transactions, which may adversely affect performance. Increased portfolio turnover may result in higher brokerage costs or other transactions fees and expenses. These costs are ultimately passed on to shareholders.
Multi-Manager Risk—While VIA monitors each subadviser and the overall management of the Fund, each subadviser makes investment decisions independently from VIA and the other subadvisers. It is possible that the security selection process of one subadviser will not complement that of the other subadvisers. As a result, the Fund’s exposure to a given security, industry, sector or market capitalization could be smaller or larger than if the Fund were managed by a single subadviser, which could affect the Fund’s performance.
Risk/Return Bar Chart and Table
The Bar Chart and Average Annual Total Returns table demonstrate the risks of investing in the Fund, by showing how the Fund’s performance can change from year to year and by showing how the Fund’s average annual total returns compare with a broad-based securities market index and a custom benchmark. On March 1, 2013, all outstanding shares of the Fund were renamed “T Shares,” and certain transfer agency and administrative shareholder servicing fees for this Fund decreased by 0.25%. The performance information shown prior to March 1, 2013 has not been adjusted to reflect this decrease. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information for the Fund is available by calling 800-669-7400 or at www.icmarc.org/vpperformance.
Calendar Year Total Returns
Best Quarter	Worst Quarter
4.07%	-5.08%
(3rd Qtr 2010)	(3rd Qtr 2008)

Average Annual Total Returns (for the periods ended December 31, 2014)	1 year	5 years	Since Fund Inception (October 30, 2007)
Diversifying Strategies Fund
Return before taxes	3.75%	3.63%	2.42%
Return after taxes on distributions	1.61%	2.67%	1.72%
Return after taxes on distributions and sale of fund shares	2.85%	2.55%	1.69%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	13.69%	15.45%	6.43%
Custom Benchmark (reflects no deduction for fees, expenses, or taxes)	9.90%	9.89%	5.92%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(a)/457 plans or individual retirement accounts.
Because the Fund is a multi-asset class fund, the custom benchmark is intended to provide a better performance comparison than a broad-based, single asset class benchmark. The Fund’s custom benchmark is comprised of the S&P 500 Index and Barclays U.S. Intermediate Aggregate Bond Index. The weightings are 60% S&P 500 Index and 40% Barclays U.S. Intermediate Aggregate Bond Index. The custom benchmark performance is calculated using the historical benchmark weightings.
Management
Investment Adviser
Vantagepoint Investment Advisers, LLC (“VIA”)
VIA uses a multi-management strategy to seek to improve consistency of the Fund’s returns over time by allocating Fund assets among more than one subadviser practicing what it believes to be complementary investment strategies. VIA manages the investment process by evaluating, recommending, and monitoring the Fund’s subadvisers.
Subadvisers
Oaktree Capital Management, L.P.
Name	Title with Subadviser	Length of Service
Larry Keele	Principal and Co-Portfolio Manager	Portfolio Manager of the Fund since February 2014
Stuart R. Spangler	Managing Director and Co-Portfolio Manager	Portfolio Manager of the Fund since January 2015

Payden & Rygel
Name	Title with Subadviser	Length of Service
James T. Wong	Principal	Portfolio Manager of the Fund since December 2014
Brian W. Matthews, CFA	Managing Principal and Senior Member of Investment Policy Committee	Portfolio Manager of the Fund since October 2007
Mary Beth Syal, CFA	Managing Principal and Senior Member of Investment Policy Committee	Portfolio Manager of the Fund since March 2008

Shenkman Capital Management, Inc.
Name	Title with Subadviser	Length of Service
Mark R. Shenkman	President and Chief Investment Officer	Portfolio Manager of the Fund since January 2010
Raymond F. Condon	Senior Vice President and Portfolio Manager	Portfolio Manager of the Fund since January 2010

SSGA Funds Management, Inc.
Name	Title with Subadviser	Length of Service
Michael J. Feehily, CFA	Senior Managing Director, Portfolio Management	Portfolio Manager of the Fund since May 2014
John Tucker, CFA	Senior Managing Director, Portfolio Management	Portfolio Manager of the Fund since May 2014
The Fund is available for investment only by the Vantagepoint Model Portfolio Funds and Vantagepoint Milestone Funds.

Core Bond Index Fund
Investment Objective
To offer current income by approximating the performance of the Barclays U.S. Aggregate Bond Index.
Fund Fees & Expenses
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees (fees paid directly from your investment)
Transaction fees (All share classes)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	T Shares	Class I Shares	Class II Shares
Management fees	0.06%	0.06%	0.06%
Other expenses	0.15%	0.35%	0.15%
Total annual fund operating expenses	0.21%	0.41%	0.21%
Fee waiver[1]	(0.05%)	None	None
Total annual fund operating expenses after fee waiver[1]	0.16%	0.41%	0.21%
[1]	The Fund’s transfer agent has contractually agreed to waive a portion of its fees on T Shares through April 30, 2016. The transfer agent may not terminate this contractual fee waiver prior to the end date.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that the contractual fee waiver described above expires on April 30, 2016 and therefore is only reflected for a 1 year period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
T Shares	$16	$ 63	$113	$263
Class I Shares	$42	$132	$230	$518
Class II Shares	$22	$ 68	$118	$268
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended December 31, 2014, the Fund’s portfolio turnover rate was 159.57% of the average value of its portfolio.
Investments, Risks, and Performance
Principal Investment Strategies: The Fund invests, under normal circumstances, at least 80% of its net assets in bonds and other fixed income securities included in the Barclays U.S. Aggregate Bond Index, selected and weighted to seek to result in investment characteristics comparable to those of that index and performance that correlates with the performance of that index. The Fund considers To-Be-Announced (“TBA”) transactions that provide substantially similar exposure to securities in the Barclays U.S. Aggregate Index to be investments included within the index.
The Fund follows an indexed or passively managed approach to investing. This means that securities are selected for investment to try to approximate the investment characteristics and performance of the Barclays U.S. Aggregate Bond Index. The subadviser employs a sampling technique to approximate index characteristics, using fewer securities than are contained in the index. The Barclays U.S. Aggregate Bond Index is an unmanaged index that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).
While there is no guarantee, the investment adviser expects the correlation between the Fund and its index to be at least 0.95. A correlation of 1.00 would mean the returns of the Fund and the index almost always move in the same direction (but not necessarily by the same amount). A correlation of 0.00 would mean movements in the Fund are unrelated to movements in the index.
Principal Investment Risks: There is no guarantee that the Fund will achieve its investment objective. You may lose money by investing in the Fund. The Fund’s principal investment risks are summarized below:
Interest Rate Risk—Fixed income securities fluctuate in value as interest rates change. When interest rates rise, the market prices of fixed income securities will usually decrease; when interest rates fall, the market prices of fixed income securities usually will increase. Investments in fixed income securities may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives.
U.S. Government Agency Securities Risk—Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. Further, there is no assurance that the U.S. Government will provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) that issue or guarantee certain securities. If a government agency or a government-sponsored enterprise is unable to meet its obligations, the Fund may experience a loss.
Mortgage-Backed Securities Risk—Defaults on the mortgages underlying mortgage-backed securities may adversely affect the value of these securities. These securities are also subject to interest rate risk, credit risk, prepayment risk, and extension risk. Certain mortgage-backed securities may be more volatile and less liquid than other traditional types of fixed income securities.
TBA Risk—In To-Be-Announced (“TBA”) transactions, the Fund commits to purchase certain mortgage-backed securities for a fixed price at a future date. TBA transactions involve the risk that the actual securities received by the Fund may be less favorable than what was anticipated when entering into the transaction. TBA transactions also involve the risk that a counterparty will fail to deliver the securities, exposing the Fund to further losses.
Asset-Backed Securities Risk—Defaults on the assets underlying asset-backed securities may adversely affect the value of these securities. These securities are subject to risks associated with the nature of the underlying assets and are also subject to interest rate risk, credit risk, prepayment risk, and extension risk. Certain asset-backed securities may be more volatile and less liquid than other traditional types of fixed income securities.
Credit Risk—An issuer of a fixed income security may be unable or unwilling to make payments of principal or interest to the holders of such securities or may declare bankruptcy. These events could cause the Fund to lose money.
Indexing Risk—The Fund employs an index or passively managed strategy that is designed to approximate the investment characteristics and performance of a specified index. Unlike an actively managed strategy, an index or passively managed strategy does not rely on a portfolio manager’s decision making with respect to which individual securities may outperform others. Securities may be purchased, held, and sold by the Fund at times when an actively managed fund would not do so. In addition, performance of the Fund will deviate from the performance of its benchmark index, which is known as tracking error. Tracking error may be caused by: (1) fees and expenses of the Fund (whereas the benchmark index has no management fees or transaction expenses); (2) changes to the benchmark index and the timing of the rebalancing of the Fund; and (3) the timing of cash flows into and out of the Fund.
Portfolio Turnover Risk—The Fund may engage in a significant number of short-term transactions, which may adversely affect performance. Increased portfolio turnover may result in higher brokerage costs or other transactions fees and expenses. These costs are ultimately passed on to shareholders.
Risk/Return Bar Chart and Table
The Bar Chart and Average Annual Total Returns table demonstrate the risks of investing in the Fund, by showing how the Fund’s performance can change from year to year and by showing how the Fund’s average annual total returns compare with a broad-based securities market index. The bar chart shows performance of the Fund’s Class I Shares. In the table, performance information for T Shares prior to the inception date of that share class (March 1, 2013) is based on the performance of the Fund’s Class I Shares. This prior performance has not been adjusted to reflect the actual fees and expenses paid by T Shares. The Fund has a contractual agreement by the Fund’s transfer agent to waive a portion of its fees on the T Shares of the Index Funds through April 30, 2016. Should this agreement by the
Fund’s transfer agent not be renewed, the Fund would experience an increase in fees. An increase in fees can adversely impact performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information for the Fund is available by calling 800-669-7400 or at www.icmarc.org/vpperformance.
Calendar Year Total Returns — Class I Shares
Best Quarter	Worst Quarter
4.08%	-2.43%
(4th Qtr 2008)	(2nd Qtr 2013)

Average Annual Total Returns (for the periods ended December 31, 2014)	1 year	5 years	10 years
Core Bond Index Fund
Class I Shares — Return before taxes	5.65%	4.01%	4.25%
Class I Shares — Return after taxes on distributions	4.54%	2.80%	2.76%
Class I Shares — Return after taxes on distributions and sale of fund shares	3.19%	2.62%	2.71%
Class II Shares — Return before taxes	5.81%	4.22%	4.46%
T Shares — Return before taxes	5.82%	4.10%	4.29%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	5.97%	4.45%	4.71%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(a)/457 plans or individual retirement accounts. After-tax returns are shown for Class I shares only. After-tax returns for other classes will vary.
Management
Investment Adviser
Vantagepoint Investment Advisers, LLC (“VIA”)

Subadviser
Mellon Capital Management Corporation
Name	Title with Subadviser	Length of Service
Zandra Zelaya, CFA	Director and Senior Portfolio Manager (Fixed Income)	Portfolio Manager of the Fund since March 2013
Gregory Lee, CFA	Vice President and Senior Portfolio Manager (Fixed Income)	Portfolio Manager of the Fund since March 2013
Purchase and Sale of Fund Shares—Class I Shares of the Fund are available to: (1) public sector employee benefit plan(s) sponsored by a public employer (i) having total assets of less than $20 million administered by the ICMA Retirement Corporation and (ii) investing in the applicable Index Fund directly; (2) Individual Retirement Accounts (“IRAs”); and other (3) individual accounts that are eligible to invest in the Fund. Class II Shares of the Fund are available to public sector employee benefit plan(s) sponsored by a public employer or other account that utilizes the EZLink platform and (i) has total assets in excess of $20 million administered by ICMA Retirement Corporation or (ii) has other qualifying characteristics.
T Shares are available for purchase only by: (1) VantageTrust; (2) other common trust funds, collective investment funds or similar pooled investment vehicles established or maintained by VantageTrust Company or affiliated persons of it or of ICMA Retirement Corporation; (3) insurance company separate accounts in which VantageTrust or a vehicle described in (2) above invests; and (4) the Model Portfolio Funds and Milestone Funds.
There is no minimum investment except for Vantagepoint Elite investors. The minimum initial investment amount for Vantagepoint Elite investors is $5,000, and the minimum subsequent investment amount is $1,000 ($200 for purchases through an automatic investment program).
Shares of the Fund may be redeemed on any business day. To redeem shares that you own through an Individual Retirement Account (“IRA”), you must send your request, in writing, c/o Vantagepoint Transfer Agents, LLC, P.O. Box 17010, Baltimore, Maryland 21297-1010. You can call Investor Services at 800-669-7400 to obtain an IRA Account Withdrawal Form or a VantageCare Retirement Health Savings Plan (“RHS”) Benefits Reimbursements Request Form. For a VantageCare RHS Employer Investment Program (“EIP”) Payment Request Form, call Client Services at 800-326-7272.
Tax Information—Shareholders who invest in the Fund through a tax qualified plan ordinarily will not be taxed on distributions (whether ordinary income or capital gains) until they receive distributions or withdrawals from their plan. Distributions to Vantagepoint Elite investors will normally be taxed as ordinary income or capital gains when they are received.

500 Stock Index Fund
Investment Objective
To offer long-term capital growth by approximating the performance of the S&P 500® Index.
Fund Fees & Expenses
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees (fees paid directly from your investment)
Transaction fees (All share classes)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	T Shares	Class I Shares	Class II Shares
Management fees	0.06%	0.06%	0.06%
Other expenses	0.14%	0.34%	0.14%
Total annual fund operating expenses	0.20%	0.40%	0.20%
Fee waiver[1]	(0.05%)	None	None
Total annual fund operating expenses after fee waiver[1]	0.15%	0.40%	0.20%
[1]	The Fund’s transfer agent has contractually agreed to waive a portion of its fees on T Shares through April 30, 2016. The transfer agent may not terminate this contractual fee waiver prior to the end date.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that the contractual fee waiver described above expires on April 30, 2016 and therefore is only reflected for a 1 year period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
T Shares	$15	$ 59	$108	$250
Class I Shares	$41	$128	$224	$505
Class II Shares	$20	$ 64	$113	$255
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended December 31, 2014, the Fund’s portfolio turnover rate was 5.69% of the average value of its portfolio.
Investments, Risks, and Performance
Principal Investment Strategies: The Fund invests, under normal circumstances, at least 90% of its net assets in stocks included in the S&P 500 Index, weighted to seek to replicate the investment characteristics of the S&P 500 Index and performance that correlates with that of the index.
The Fund follows an indexed or passively managed approach to investing. This means that securities are selected for investment to try to approximate the investment characteristics and performance of the index. The S&P 500 Index is an unmanaged index that consists of 500 common stocks representing larger-capitalization companies traded in the U.S.
While there is no guarantee, the investment adviser expects the correlation between the Fund and its index to be at least 0.95. A correlation of 1.00 would mean the returns of the Fund and the index almost always move in the same direction (but not necessarily by the same amount). A correlation of 0.00 would mean movements in the Fund are unrelated to movements in the index.
Principal Investment Risks: There is no guarantee that the Fund will achieve its investment objective. You may lose money by investing in the Fund. The Fund’s principal investment risks are summarized below:
Stock Market Risk—Stock market risk is the possibility that the prices of equity securities overall will experience increased volatility and decline over short or extended periods. Markets tend to move in cycles, with periods of rising prices and periods of falling prices.
Indexing Risk—The Fund employs an index or passively managed strategy that is designed to approximate the investment characteristics and performance of a specified index. Unlike an actively managed strategy, an index or passively managed strategy does not rely on a portfolio manager’s decision making with respect to which individual securities may outperform others. Securities may be purchased, held, and sold by the Fund at times when an actively managed fund would not do so. In addition, performance of the Fund will deviate from the performance of its benchmark index, which is known as tracking error. Tracking error may be caused by: (1) fees and expenses of the Fund (whereas the benchmark index has no management fees or transaction expenses); (2) changes to the benchmark index and the timing of the rebalancing of the Fund; and (3) the timing of cash flows into and out of the Fund.
Risk/Return Bar Chart and Table
The Bar Chart and Average Annual Total Returns table demonstrate the risks of investing in the Fund, by showing how the Fund’s performance can change from year to year and by showing how the Fund’s average annual total returns compare with a broad-based securities market index. The bar chart shows performance of the Fund’s Class I Shares. In the table, performance information for T Shares prior to the inception date of that share class (March 1, 2013) is based on the performance of the Fund’s Class I Shares. This prior performance has not been adjusted to reflect the actual fees and expenses paid by T Shares. The Fund has a contractual agreement by the Fund’s transfer agent to waive a portion of its fees on the T Shares of the Index

Funds through April 30, 2016. Should this agreement by the Fund’s transfer agent not be renewed, the Fund would experience an increase in fees. An increase in fees can adversely impact performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information for the Fund is available by calling 800-669-7400 or at www.icmarc.org/vpperformance.
Calendar Year Total Returns — Class I Shares
Best Quarter	Worst Quarter
15.96%	-22.02%
(2nd Qtr 2009)	(4th Qtr 2008)

Average Annual Total Returns (for the periods ended December 31, 2014)	1 year	5 years	10 years
500 Stock Index Fund
Class I Shares — Return before taxes	13.27%	15.00%	7.24%
Class I Shares — Return after taxes on distributions	12.41%	14.56%	6.90%
Class I Shares — Return after taxes on distributions and sale of fund shares	8.21%	12.10%	5.87%
Class II Shares — Return before taxes	13.42%	15.23%	7.45%
T Shares — Return before taxes	13.48%	15.09%	7.28%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	13.69%	15.45%	7.67%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(a)/457 plans or individual retirement accounts. After-tax returns are shown for Class I shares only. After-tax returns for other classes will vary.
Management
Investment Adviser
Vantagepoint Investment Advisers, LLC (“VIA”)
Subadviser
Mellon Capital Management Corporation
Name	Title with Subadviser	Length of Service
Karen Q. Wong, CFA	Managing Director, Equity Index Strategies	Portfolio Manager of the Fund since March 2004
Richard Brown, CFA	Director, Equity Portfolio Management	Portfolio Manager of the Fund since March 2004
Thomas J. Durante, CFA	Managing Director, Equity Portfolio Management	Portfolio Manager of the Fund since July 2009
Purchase and Sale of Fund Shares—Class I Shares of the Fund are available to: (1) public sector employee benefit plan(s) sponsored by a public employer (i) having total assets of less than $20 million administered by the ICMA Retirement Corporation and (ii) investing in the applicable Index Fund directly; (2) Individual Retirement Accounts (“IRAs”); and other (3) individual accounts that are eligible to invest in the Fund. Class II Shares of the Fund are available to public sector employee benefit plan(s) sponsored by a public employer or other account that utilizes the EZLink platform and (i) has total assets in excess of $20 million administered by ICMA Retirement Corporation or (ii) has other qualifying characteristics.
T Shares are available for purchase only by: (1) VantageTrust; (2) other common trust funds, collective investment funds or similar pooled investment vehicles established or maintained by VantageTrust Company or affiliated persons of it or of ICMA Retirement Corporation; (3) insurance company separate accounts in which VantageTrust or a vehicle described in (2) above invests; and (4) the Model Portfolio Funds and Milestone Funds.
There is no minimum investment except for Vantagepoint Elite investors. The minimum initial investment amount for Vantagepoint Elite investors is $5,000, and the minimum subsequent investment amount is $1,000 ($200 for purchases through an automatic investment program).
Shares of the Fund may be redeemed on any business day. To redeem shares that you own through an Individual Retirement Account (“IRA”), you must send your request, in writing, c/o Vantagepoint Transfer Agents, LLC, P.O. Box 17010, Baltimore, Maryland 21297-1010. You can call Investor Services at 800-669-7400 to obtain an IRA Account Withdrawal Form or a VantageCare Retirement Health Savings Plan (“RHS”) Benefits Reimbursements Request Form. For a VantageCare RHS Employer Investment Program (“EIP”) Payment Request Form, call Client Services at 800-326-7272.
Tax Information—Shareholders who invest in the Fund through a tax qualified plan ordinarily will not be taxed on distributions (whether ordinary income or capital gains) until they receive distributions or withdrawals from their plan. Distributions to Vantagepoint Elite investors will normally be taxed as ordinary income or capital gains when they are received.

Broad Market Index Fund
Investment Objective
To offer long-term capital growth by approximating the performance of the Russell 3000® Index.
Fund Fees & Expenses
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees (fees paid directly from your investment)
Transaction fees (All share classes)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	T Shares	Class I Shares	Class II Shares
Management fees	0.06%	0.06%	0.06%
Other expenses	0.14%	0.34%	0.14%
Total annual fund operating expenses	0.20%	0.40%	0.20%
Fee waiver[1]	(0.05%)	None	None
Total annual fund operating expenses after fee waiver[1]	0.15%	0.40%	0.20%
[1]	The Fund’s transfer agent has contractually agreed to waive a portion of its fees on T Shares through April 30, 2016. The transfer agent may not terminate this contractual fee waiver prior to the end date.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that the contractual fee waiver described above expires on April 30, 2016 and therefore is only reflected for a 1 year period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
T Shares	$15	$ 59	$108	$250
Class I Shares	$41	$128	$224	$505
Class II Shares	$20	$ 64	$113	$255
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended December 31, 2014, the Fund’s portfolio turnover rate was 2.72% of the average value of its portfolio.
Investments, Risks, and Performance
Principal Investment Strategies: The Fund invests, under normal circumstances, at least 90% of its net assets in equity securities included in the Russell 3000 Index, selected and weighted to seek to result in investment characteristics comparable to those of that index and performance that correlates with the performance of that index.
The Fund follows an indexed or passively managed approach to investing. This means that securities are selected for investment to try to approximate the investment characteristics and performance of the Russell 3000 Index. The subadviser employs a sampling technique to approximate index characteristics, using fewer securities than are contained in the index. The Russell 3000 Index is an unmanaged index that includes, and measures the performance of, the largest 3,000 U.S. publicly traded companies, based on market capitalization, representing a substantial portion of the investable U.S. equity market.
While there is no guarantee, the investment adviser expects the correlation between the Fund and its index to be at least 0.95. A correlation of 1.00 would mean the returns of the Fund and the index almost always move in the same direction (but not necessarily by the same amount). A correlation of 0.00 would mean movements in the Fund are unrelated to movements in the index.
Principal Investment Risks: There is no guarantee that the Fund will achieve its investment objective. You may lose money by investing in the Fund. The Fund’s principal investment risks are summarized below:
Stock Market Risk—Stock market risk is the possibility that the prices of equity securities overall will experience increased volatility and decline over short or extended periods. Markets tend to move in cycles, with periods of rising prices and periods of falling prices.
Small-Cap Securities Risk—Investments in small-capitalization companies involve greater risk than is customarily associated with investments in larger, more established companies. Equity securities of small-capitalization companies are generally subject to greater price volatility than those of larger companies due to: less certain growth prospects, the lower degree of liquidity in the markets for their securities, and the greater sensitivity of smaller companies to changing economic conditions. Also, small-capitalization companies may have more limited product lines, fewer capital resources and less experienced management than larger companies.
Mid-Cap Securities Risk—Investments in mid-capitalization companies involve greater risk than is customarily associated with investments in larger, more established companies. Equity securities of mid-capitalization companies generally trade in lower volume and are generally subject to greater and less predictable price changes than the securities of larger companies.
Indexing Risk—The Fund employs an index or passively managed strategy that is designed to approximate the investment characteristics and performance of a specified index. Unlike an actively managed strategy, an index or passively managed strategy does not rely on a portfolio manager’s decision making with respect to which individual securities may outperform others. Securities may be purchased, held, and sold by the Fund at times when an actively managed fund would not do so. In addition, performance of the Fund will deviate from the performance of its benchmark index, which is known as tracking error. Tracking error may be caused by: (1) fees and expenses of the Fund (whereas the benchmark index has no management fees or transaction expenses); (2) changes to the benchmark index and the timing of the rebalancing of the Fund; and (3) the timing of cash flows into and out of the Fund.
Risk/Return Bar Chart and Table
The Bar Chart and Average Annual Total Returns table demonstrate the risks of investing in the Fund, by showing how the Fund’s performance can change from year to year and by showing how the Fund’s average annual total returns compare with a broad-based securities market index. The bar chart shows performance of the Fund’s Class I Shares. In the table, performance information for T Shares prior to the inception date of that share class (March 1, 2013) is based on the performance of the Fund’s Class I Shares. This prior performance has not been adjusted to reflect the actual fees and expenses paid by T Shares. The Fund has a contractual agreement by the Fund’s transfer agent to waive a portion of its fees on the T Shares of the Index Funds through April 30, 2016. Should this agreement by the Fund’s transfer agent not be renewed, the Fund would experience an increase in fees. An increase in fees can adversely impact performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information for the Fund is available by calling 800-669-7400 or at www.icmarc.org/vpperformance.
Calendar Year Total Returns — Class I Shares
Best Quarter	Worst Quarter
16.67%	-22.74%
(2nd Qtr 2009)	(4th Qtr 2008)

Average Annual Total Returns (for the periods ended December 31, 2014)	1 year	5 years	10 years
Broad Market Index Fund
Class I Shares — Return before taxes	12.17%	15.25%	7.72%
Class I Shares — Return after taxes on distributions	11.45%	14.76%	7.36%
Class I Shares — Return after taxes on distributions and sale of fund shares	7.43%	12.30%	6.27%
Class II Shares — Return before taxes	12.38%	15.49%	7.94%
T Shares — Return before taxes	12.41%	15.36%	7.77%
Russell 3000® Index (reflects no deduction for fees, expenses, or taxes)	12.56%	15.63%	7.94%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(a)/457 plans or individual retirement accounts. After-tax returns are shown for Class I shares only. After-tax returns for other classes will vary.
Management
Investment Adviser
Vantagepoint Investment Advisers, LLC (“VIA”)
Subadviser
Mellon Capital Management Corporation
Name	Title with Subadviser	Length of Service
Karen Q. Wong, CFA	Managing Director, Equity Index Strategies	Portfolio Manager of the Fund since March 2004
Richard Brown, CFA	Director, Equity Portfolio Management	Portfolio Manager of the Fund since March 2004
Thomas J. Durante, CFA	Managing Director, Equity Portfolio Management	Portfolio Manager of the Fund since July 2009
Purchase and Sale of Fund Shares—Class I Shares of the Fund are available to: (1) public sector employee benefit plan(s) sponsored by a public employer (i) having total assets of less than $20 million administered by the ICMA Retirement Corporation and (ii) investing in the applicable Index Fund directly; (2) Individual Retirement Accounts (“IRAs”); and other (3) individual accounts that are eligible to invest in the Fund. Class II Shares of the Fund are available to public sector employee benefit plan(s) sponsored by a public employer or other account that utilizes the EZLink platform and (i) has total assets in excess of $20 million administered by ICMA Retirement Corporation or (ii) has other qualifying characteristics.
T Shares are available for purchase only by: (1) VantageTrust; (2) other common trust funds, collective investment funds or similar pooled investment vehicles established or maintained by VantageTrust Company or affiliated persons of it or of ICMA Retirement Corporation; (3) insurance company separate accounts in which VantageTrust or a vehicle described in (2) above invests; and (4) the Model Portfolio Funds and Milestone Funds.

There is no minimum investment except for Vantagepoint Elite investors. The minimum initial investment amount for Vantagepoint Elite investors is $5,000, and the minimum subsequent investment amount is $1,000 ($200 for purchases through an automatic investment program).
Shares of the Fund may be redeemed on any business day. To redeem shares that you own through an Individual Retirement Account (“IRA”), you must send your request, in writing, c/o Vantagepoint Transfer Agents, LLC, P.O. Box 17010, Baltimore, Maryland 21297-1010. You can call Investor Services at 800-669-7400 to obtain an IRA Account Withdrawal Form or a VantageCare Retirement Health Savings Plan (“RHS”) Benefits Reimbursements Request Form. For a VantageCare RHS Employer Investment Program (“EIP”) Payment Request Form, call Client Services at 800-326-7272.
Tax Information—Shareholders who invest in the Fund through a tax qualified plan ordinarily will not be taxed on distributions (whether ordinary income or capital gains) until they receive distributions or withdrawals from their plan. Distributions to Vantagepoint Elite investors will normally be taxed as ordinary income or capital gains when they are received.

Mid/Small Company Index Fund
Investment Objective
To offer long-term capital growth by approximating the performance of the Russell 2500™ Index.
Fund Fees & Expenses
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees (fees paid directly from your investment)
Transaction fees (All share classes)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	T Shares	Class I Shares	Class II Shares
Management fees	0.06%	0.06%	0.06%
Other expenses	0.14%	0.34%	0.14%
Total annual fund operating expenses	0.20%	0.40%	0.20%
Fee waiver[1]	(0.05%)	None	None
Total annual fund operating expenses after fee waiver[1]	0.15%	0.40%	0.20%
[1]	The Fund’s transfer agent has contractually agreed to waive a portion of its fees on T Shares through April 30, 2016. The transfer agent may not terminate this contractual fee waiver prior to the end date.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that the contractual fee waiver described above expires on April 30, 2016 and therefore is only reflected for a 1 year period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
T Shares	$15	$ 59	$108	$250
Class I Shares	$41	$128	$224	$505
Class II Shares	$20	$ 64	$113	$255
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended December 31, 2014, the Fund’s portfolio turnover rate was 14.81% of the average value of its portfolio.
Investments, Risks, and Performance
Principal Investment Strategies: The Fund invests, under normal circumstances, at least 90% of its net assets in equity securities included in the Russell 2500 Index, weighted to seek to replicate the investment characteristics of the Russell 2500 Index and performance that correlates with the performance of that index.
The Fund follows an indexed or passively managed approach to investing. This means that securities are selected for investment to try to approximate the investment characteristics and performance of the index. The Russell 2500 Index is an unmanaged index that measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap, and is a subset of the Russell 3000® Index. It includes approximately 2,500 of the smallest securities in the Russell 3000® Index, based on a combination of their market capitalization and current index membership.
While there is no guarantee, the investment adviser expects the correlation between the Fund and its index to be at least 0.95. A correlation of 1.00 would mean the returns of the Fund and the index almost always move in the same direction (but not necessarily by the same amount). A correlation of 0.00 would mean movements in the Fund are unrelated to movements in the index.
Principal Investment Risks: There is no guarantee that the Fund will achieve its investment objective. You may lose money by investing in the Fund. The Fund’s principal investment risks are summarized below:
Stock Market Risk—Stock market risk is the possibility that the prices of equity securities overall will experience increased volatility and decline over short or extended periods. Markets tend to move in cycles, with periods of rising prices and periods of falling prices.
Small-Cap Securities Risk—Investments in small-capitalization companies involve greater risk than is customarily associated with investments in larger, more established companies. Equity securities of small-capitalization companies are generally subject to greater price volatility than those of larger companies due to: less certain growth prospects, the lower degree of liquidity in the markets for their securities, and the greater sensitivity of smaller companies to changing economic conditions. Also, small-capitalization companies may have more limited product lines, fewer capital resources and less experienced management than larger companies.
Mid-Cap Securities Risk—Investments in mid-capitalization companies involve greater risk than is customarily associated with investments in larger, more established companies. Equity securities of mid-capitalization companies generally trade in lower volume and are generally subject to greater and less predictable price changes than the securities of larger companies.
REITs Risk—Real estate investment trusts (“REITs”) are subject to risks generally associated with investing in real estate, such as declining real estate values, over-building, property tax increases, increases in operating expenses and interest rates, insufficient levels of occupancy, the inability to obtain financing (at all or on acceptable terms), and the national, regional and local economic conditions affecting the real estate market.

Indexing Risk—The Fund employs an index or passively managed strategy that is designed to approximate the investment characteristics and performance of a specified index. Unlike an actively managed strategy, an index or passively managed strategy does not rely on a portfolio manager’s decision making with respect to which individual securities may outperform others. Securities may be purchased, held, and sold by the Fund at times when an actively managed fund would not do so. In addition, performance of the Fund will deviate from the performance of its benchmark index, which is known as tracking error. Tracking error may be caused by: (1) fees and expenses of the Fund (whereas the benchmark index has no management fees or transaction expenses); (2) changes to the benchmark index and the timing of the rebalancing of the Fund; and (3) the timing of cash flows into and out of the Fund.
Risk/Return Bar Chart and Table
The Bar Chart and Average Annual Total Returns table demonstrate the risks of investing in the Fund, by showing how the Fund’s performance can change from year to year and by showing how the Fund’s average annual total returns compare with a broad-based securities market index. The bar chart shows performance of the Fund’s Class I Shares. In the table, performance information for T Shares prior to the inception date of that share class (March 1, 2013) is based on the performance of the Fund’s Class I Shares. This prior performance has not been adjusted to reflect the actual fees and expenses paid by T Shares. The Fund has a contractual agreement by the Fund’s transfer agent to waive a portion of its fees on the T Shares of the Index Funds through April 30, 2016. Should this agreement by the Fund’s transfer agent not be renewed, the Fund would experience an increase in fees. An increase in fees can adversely impact performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information for the Fund is available by calling 800-669-7400 or at www.icmarc.org/vpperformance.
Calendar Year Total Returns — Class I Shares
Best Quarter	Worst Quarter
21.19%	-26.43%
(2nd Qtr 2009)	(4th Qtr 2008)

Average Annual Total Returns (for the periods ended December 31, 2014)	1 year	5 years	10 years
Mid/Small Company Index Fund
Class I Shares — Return before taxes	6.80%	16.25%	8.92%
Class I Shares — Return after taxes on distributions	5.21%	14.83%	7.87%
Class I Shares — Return after taxes on distributions and sale of fund shares	4.85%	12.95%	7.13%
Class II Shares — Return before taxes	7.05%	16.49%	9.15%
T Shares — Return before taxes	7.05%	16.36%	8.97%
Russell 2500™ Index (reflects no deduction for fees, expenses, or taxes)	7.07%	16.36%	8.72%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(a)/457 plans or individual retirement accounts. After-tax returns are shown for Class I shares only. After-tax returns for other classes will vary.
Management
Investment Adviser
Vantagepoint Investment Advisers, LLC (“VIA”)
Subadviser
Mellon Capital Management Corporation
Name	Title with Subadviser	Length of Service
Karen Q. Wong, CFA	Managing Director, Equity Index Strategies	Portfolio Manager of the Fund since March 2004
Richard Brown, CFA	Director, Equity Portfolio Management	Portfolio Manager of the Fund since March 2004
Thomas J. Durante, CFA	Managing Director, Equity Portfolio Management	Portfolio Manager of the Fund since July 2009
Purchase and Sale of Fund Shares—Class I Shares of the Fund are available to: (1) public sector employee benefit plan(s) sponsored by a public employer (i) having total assets of less than $20 million administered by the ICMA Retirement Corporation and (ii) investing in the applicable Index Fund directly; (2) Individual Retirement Accounts (“IRAs”); and other (3) individual accounts that are eligible to invest in the Fund. Class II Shares of the Fund are available to public sector employee benefit plan(s) sponsored by a public employer or other account that utilizes the EZLink platform and (i) has total assets in excess of $20 million administered by ICMA Retirement Corporation or (ii) has other qualifying characteristics.
T Shares are available for purchase only by: (1) VantageTrust; (2) other common trust funds, collective investment funds or similar pooled investment vehicles established or maintained by VantageTrust Company or affiliated persons of it or of ICMA Retirement Corporation; (3) insurance company separate accounts in which VantageTrust or a vehicle described in (2) above invests; and (4) the Model Portfolio Funds and Milestone Funds.

There is no minimum investment except for Vantagepoint Elite investors. The minimum initial investment amount for Vantagepoint Elite investors is $5,000, and the minimum subsequent investment amount is $1,000 ($200 for purchases through an automatic investment program).
Shares of the Fund may be redeemed on any business day. To redeem shares that you own through an Individual Retirement Account (“IRA”), you must send your request, in writing, c/o Vantagepoint Transfer Agents, LLC, P.O. Box 17010, Baltimore, Maryland 21297-1010. You can call Investor Services at 800-669-7400 to obtain an IRA Account Withdrawal Form or a VantageCare Retirement Health Savings Plan (“RHS”) Benefits Reimbursements Request Form. For a VantageCare RHS Employer Investment Program (“EIP”) Payment Request Form, call Client Services at 800-326-7272.
Tax Information—Shareholders who invest in the Fund through a tax qualified plan ordinarily will not be taxed on distributions (whether ordinary income or capital gains) until they receive distributions or withdrawals from their plan. Distributions to Vantagepoint Elite investors will normally be taxed as ordinary income or capital gains when they are received.

Overseas Equity Index Fund
Investment Objective
To offer long-term capital growth and diversification by approximating the performance of the MSCI Europe Australasia Far East (EAFE) Index (Net).
Fund Fees & Expenses
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees (fees paid directly from your investment)
Transaction fees (All share classes)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	T Shares	Class I Shares	Class II Shares
Management fees	0.09%	0.09%	0.09%
Other expenses	0.22%	0.42%	0.22%
Total annual fund operating expenses	0.31%	0.51%	0.31%
Fee waiver[1]	(0.05%)	None	None
Total annual fund operating expenses after fee waiver[1]	0.26%	0.51%	0.31%
[1]	The Fund’s transfer agent has contractually agreed to waive a portion of its fees on T Shares through April 30, 2016. The transfer agent may not terminate this contractual fee waiver prior to the end date.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that the contractual fee waiver described above expires on April 30, 2016 and therefore is only reflected for a 1 year period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
T Shares	$27	$ 95	$169	$388
Class I Shares	$52	$164	$285	$640
Class II Shares	$32	$100	$174	$393
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended December 31, 2014, the Fund’s portfolio turnover rate was 7.60% of the average value of its portfolio.
Investments, Risks, and Performance
Principal Investment Strategies: The Fund invests, under normal circumstances, at least 90% of its net assets in equity securities (common and preferred stock) included in the MSCI Europe Australasia Far East (EAFE) Index (Net), weighted to seek to replicate the investment characteristics of the MSCI EAFE Index (Net) and performance that correlates with that of the index.
The Fund follows an indexed or passively managed approach to investing. This means that the Fund’s subadviser selects securities for investment to try to approximate the investment characteristics and performance of the index. The MSCI EAFE Index (Net) is an unmanaged free float-adjusted market capitalization index of equity securities that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada, and approximates the minimum possible dividend reinvestment after deduction of withholding tax according to MSCI Barra’s methodology.
While there is no guarantee, the investment adviser expects the correlation between the Fund and its index to be at least 0.95. A correlation of 1.00 would mean the returns of the Fund and the index almost always move in the same direction (but not necessarily by the same amount). A correlation of 0.00 would mean movements in the Fund are unrelated to movements in the index.
Principal Investment Risks: There is no guarantee that the Fund will achieve its investment objective. You may lose money by investing in the Fund. The Fund’s principal investment risks are summarized below:
Stock Market Risk—Stock market risk is the possibility that the prices of equity securities overall will experience increased volatility and decline over short or extended periods. Markets tend to move in cycles, with periods of rising prices and periods of falling prices.
Foreign Securities Risk—Investments in foreign securities may involve the risk of loss due to political, economic, legal, regulatory, and operational uncertainties; differing accounting and financial reporting standards; limited availability of information; currency fluctuations; and higher transaction costs.
Mid-Cap Securities Risk—Investments in mid-capitalization companies involve greater risk than is customarily associated with investments in larger, more established companies. Equity securities of mid-capitalization companies generally trade in lower volume and are generally subject to greater and less predictable price changes than the securities of larger companies.
Foreign Currency Risk—Investments in foreign currencies or securities denominated in foreign currencies (including derivative instruments that provide exposure to foreign currencies) may experience gains or losses solely based on changes in the exchange rate between foreign currencies and the U.S. dollar.
Indexing Risk—The Fund employs an index or passively managed strategy that is designed to approximate the investment characteristics and performance of a specified index. Unlike an actively managed strategy, an index or passively managed strategy does not rely on a portfolio manager’s decision making with respect to which individual securities may outperform others. Securities may be purchased, held, and sold by the Fund at times when an actively managed fund would not do so. In addition, performance of the Fund will deviate from the performance of its benchmark index, which is known as tracking error. Tracking error may be caused by: (1) fees and expenses of the Fund (whereas the benchmark index has no management fees or transaction expenses); (2) changes to the benchmark index and the timing of the rebalancing of the Fund; and (3) the timing of cash flows into and out of the Fund.
Risk/Return Bar Chart and Table
The Bar Chart and Average Annual Total Returns table demonstrate the risks of investing in the Fund, by showing how the Fund’s performance can change from year to year and by showing how the Fund’s average annual total returns compare with a broad-based securities market index. The bar chart shows performance of the Fund’s Class I Shares. In the table, performance information for T Shares prior to the inception date of that share class (March 1, 2013) is based on the performance of the Fund’s Class I Shares. This prior performance has not been adjusted to reflect the actual fees and expenses paid by T Shares. The Fund has a contractual agreement by the Fund’s transfer agent to waive a portion of its fees on the T Shares of the Index Funds through April 30, 2016. Should this agreement by the Fund’s transfer agent not be renewed, the Fund would experience an increase in fees. An increase in fees can adversely impact performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information for the Fund is available by calling 800-669-7400 or at www.icmarc.org/vpperformance.
Calendar Year Total Returns — Class I Shares
Best Quarter	Worst Quarter
25.36%	-20.16%
(2nd Qtr 2009)	(3rd Qtr 2011)

Average Annual Total Returns (for the periods ended December 31, 2014)	1 year	5 years	10 years
Overseas Equity Index Fund
Class I Shares — Return before taxes	-5.88%	4.94%	3.98%
Class I Shares — Return after taxes on distributions	-6.57%	4.41%	3.52%
Class I Shares — Return after taxes on distributions and sale of fund shares	-2.76%	3.91%	3.27%
Class II Shares — Return before taxes	-5.75%	5.13%	4.19%
T Shares — Return before taxes	-5.72%	5.04%	4.02%
MSCI EAFE Index (Net) (reflects no deduction for fees, expenses, or taxes)	-4.90%	5.33%	4.43%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(a)/457 plans or individual retirement accounts. After-tax returns are shown for Class I shares only. After-tax returns for other classes will vary.
Management
Investment Adviser
Vantagepoint Investment Advisers, LLC (“VIA”)
Subadviser
Mellon Capital Management Corporation
Name	Title with Subadviser	Length of Service
Karen Q. Wong, CFA	Managing Director, Equity Index Strategies	Portfolio Manager of the Fund since 2004
Richard Brown, CFA	Director, Equity Portfolio Management	Portfolio Manager of the Fund since March 2004
Thomas J. Durante, CFA	Managing Director, Equity Portfolio Management	Portfolio Manager of the Fund since July 2009
Purchase and Sale of Fund Shares—Class I Shares of the Fund are available to: (1) public sector employee benefit plan(s) sponsored by a public employer (i) having total assets of less than $20 million administered by the ICMA Retirement Corporation and (ii) investing in the applicable Index Fund directly; (2) Individual Retirement Accounts (“IRAs”); and other (3) individual accounts that are eligible to invest in the Fund. Class II Shares of the Fund are available to public sector employee benefit plan(s) sponsored by a public employer or other account that utilizes the EZLink platform and (i) has total assets in excess of $20 million administered by ICMA Retirement Corporation or (ii) has other qualifying characteristics.
T Shares are available for purchase only by: (1) VantageTrust; (2) other common trust funds, collective investment funds or similar pooled investment vehicles established or maintained by VantageTrust Company or affiliated persons of it or of ICMA Retirement Corporation; (3) insurance company separate accounts in which VantageTrust or a vehicle described in (2) above invests; and (4) the Model Portfolio Funds and Milestone Funds.

There is no minimum investment except for Vantagepoint Elite investors. The minimum initial investment amount for Vantagepoint Elite investors is $5,000, and the minimum subsequent investment amount is $1,000 ($200 for purchases through an automatic investment program).
Shares of the Fund may be redeemed on any business day. To redeem shares that you own through an Individual Retirement Account (“IRA”), you must send your request, in writing, c/o Vantagepoint Transfer Agents, LLC, P.O. Box 17010, Baltimore, Maryland 21297-1010. You can call Investor Services at 800-669-7400 to obtain an IRA Account Withdrawal Form or a VantageCare Retirement Health Savings Plan (“RHS”) Benefits Reimbursements Request Form. For a VantageCare RHS Employer Investment Program (“EIP”) Payment Request Form, call Client Services at 800-326-7272.
Tax Information—Shareholders who invest in the Fund through a tax qualified plan ordinarily will not be taxed on distributions (whether ordinary income or capital gains) until they receive distributions or withdrawals from their plan. Distributions to Vantagepoint Elite investors will normally be taxed as ordinary income or capital gains when they are received.

Model Portfolio Conservative Growth Fund
Investment Objective
To offer reasonable current income and capital preservation, with modest potential for capital growth.
Fund Fees & Expenses
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees (fees paid directly from your investment)
Transaction fees (All share classes)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	TM Shares	Investor M Shares
Management fees	0.10%	0.10%
Other expenses	0.03%	0.28%
Acquired fund fees and expenses[1,2]	0.45%	0.45%
Total annual fund operating expenses[1,2]	0.58%	0.83%
[1]	Shareholders of the Fund indirectly pay the fees and expenses of the Acquired funds. The Fund’s total annual fund operating expenses shown in this table do not correlate to the expense ratios shown in the Fund’s financial highlights for the most recent fiscal year, which reflect the Fund’s operating expenses and do not include Acquired fund fees and expenses.
[2]	Fees and expenses have been restated to reflect current fees and expenses.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
TM Shares	$59	$186	$324	$ 726
Investor M Shares	$85	$265	$460	$1,025
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended December 31, 2014, the Fund’s portfolio turnover rate was 31.85% of the average value of its portfolio.
Investments, Risks, and Performance
Principal Investment Strategies:  The Fund invests in a combination of other Vantagepoint Funds and one or more third party exchange-traded funds (“ETFs”) to seek to obtain exposure to approximately 61% fixed income investments, 30% equity investments, and 9% multi-strategy investments. Multi-strategy investments generally include asset classes and strategies that seek to provide additional diversification from traditional stocks and bonds. Examples may include convertible securities, derivative-based strategies and real estate investment trusts (REITs), among others.
This investment strategy is implemented by investing in the following funds at target allocations within the ranges indicated:
Fixed Income Funds	Allocation Range
Vantagepoint Low Duration Bond Fund	23% - 33%
Vantagepoint Core Bond Index Fund	11% - 21%
Vantagepoint Inflation Focused Fund	3% - 13%
Vantagepoint High Yield Fund	5% - 15%

Equity Funds	Allocation Range
Vantagepoint Equity Income Fund	2% - 12%
Vantagepoint Growth & Income Fund	0% - 10%
Vantagepoint Growth Fund	0% - 10%
Vantagepoint Select Value Fund	0% - 8%
Vantagepoint Aggressive Opportunities Fund	0% - 6%
Vantagepoint Discovery Fund	0% - 6%
Vantagepoint International Fund	1% - 11%
Third Party Emerging Markets ETF	0% - 5%

Multi-Strategy Fund	Allocation Range
Vantagepoint Diversifying Strategies Fund	4% - 14%
The Fund’s investment adviser monitors the Fund’s allocations and will “rebalance” its portfolio as necessary to return the Fund to, or close to, the intended allocations. The Fund’s investment adviser may, at its discretion, change the target allocations within the ranges set forth above and within the above-stated asset class allocations to fixed income and equity funds and a multi-strategy fund, subject to the supervision of the Fund’s Board of Directors.
All percentages referred to above are based on the Fund’s net assets. The Fund invests in T Shares of the underlying Vantagepoint Funds.
The Model Portfolio Conservative Growth Fund may be an appropriate investment if you seek fairly predictable current income but also desire the opportunity for higher returns without high volatility. Although less than half of the Fund is invested in stocks, you should be willing to accept short-term fluctuations or possible losses in the value of your investment. The Fund could be appropriate if you intend to invest for the intermediate term.
Principal Investment Risks: There is no guarantee that the Fund will achieve its investment objective. You may lose money by investing in the Fund.

Asset Allocation Risk—Asset allocation risk is the risk that the selection of the underlying funds and the allocation of Fund assets among them will cause the Fund to lose money or to underperform other funds with similar investment objectives. In addition, there is the risk that the asset classes favored by the allocations will not perform as expected. Any changes made in the underlying funds, such as changes in investment objectives or strategies, may affect the Fund’s performance. Similarly, if the Fund’s asset allocations become “out of balance,” this could affect both the Fund’s level of risk and the Fund’s potential for gain or loss.
Investing in Other Investment Companies—A Fund’s investment in another investment company (including another Fund) is subject to the risks associated with that investment company’s portfolio securities. For example, if the investment company holds common stocks, the Fund also would be exposed to the risk of investing in common stocks. In addition, when a Fund purchases shares of another investment company (including another Fund), the Fund will indirectly bear its proportionate share of the advisory fees and other operating expenses of such investment company. The fees and expenses of the other investment company are in addition to the Fund’s own fees and expenses.
ETF Risks—In addition to the risks associated with investing in other investment companies, an investment in an ETF may be subject to the following risks: (1) an ETF’s shares may trade above or below their net asset value; (2) an active trading market for the ETF’s shares may not develop or be maintained; (3) secondary market trading in an ETF’s shares may be halted; (4) an ETF may not accurately track the performance of the reference index; and (5) an ETF might hold troubled securities if those securities are held in the reference index.
The amount invested by this Fund in each underlying fund is exposed to the same risks as that underlying fund. These risks are summarized below.
Interest Rate Risk—Fixed income securities fluctuate in value as interest rates change. When interest rates rise, the market prices of fixed income securities will usually decrease; when interest rates fall, the market prices of fixed income securities usually will increase. Investments in fixed income securities may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives.
Credit Risk—An issuer of a fixed income security may be unable or unwilling to make payments of principal or interest to the holders of such securities or may declare bankruptcy. These events could cause a Fund to lose money.
Convertible Securities Risk—The value of a convertible security generally increases and decreases with the value of the underlying common stock, but may also be sensitive to changes in interest rates. Convertible securities generally have a higher risk of default and tend to be less liquid than traditional non-convertible securities. In addition, the convertible securities a Fund invests in may be rated below investment grade or may be unrated, which could increase their risks. Below investment grade securities are speculative and involve a greater risk of default than investment grade securities. The market prices of lower rated convertible securities also may experience greater volatility than the market prices of higher quality securities and may decline significantly in periods of general economic difficulty. A Fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or declares bankruptcy.
High Yield Securities Risk—Securities that are rated below “investment grade” (commonly known as “high yield securities” or “junk bonds”) or, if unrated, are considered by a subadviser to be of equivalent quality, are speculative and involve a greater risk of default than “investment grade” securities. The values of these securities are particularly sensitive to changes in issuer creditworthiness, and economic and political conditions. The market prices of these securities may decline significantly in periods of general economic difficulty, may be harder to value, and may be less liquid than higher rated securities.
Mortgage-Backed Securities Risk—Defaults on the mortgages underlying mortgage-backed securities may adversely affect the value of these securities. These securities are also subject to interest rate risk, credit risk, prepayment risk, and extension risk. Certain mortgage-backed securities may be more volatile and less liquid than other traditional types of fixed income securities.
Asset-Backed Securities Risk—Defaults on the assets underlying asset-backed securities may adversely affect the value of these securities. These securities are subject to risks associated with the nature of the underlying assets and are also subject to interest rate risk, credit risk, prepayment risk, and extension risk. Certain asset-backed securities may be more volatile and less liquid than other traditional types of fixed income securities.
U.S. Government Agency Securities Risk—Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. Further, there is no assurance that the U.S. Government will provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) that issue or guarantee certain securities. If a government agency or a government-sponsored enterprise is unable to meet its obligations, the Fund may experience a loss.
Stock Market Risk—Stock market risk is the possibility that the prices of equity securities overall will experience increased volatility and decline over short or extended periods. Markets tend to move in cycles, with periods of rising prices and periods of falling prices.
Foreign Securities Risk—Investments in foreign securities may involve the risk of loss due to political, economic, legal, regulatory, and operational uncertainties; differing accounting and financial reporting standards; limited availability of information; currency fluctuations; and higher transaction costs.
Emerging Markets Securities Risk—Investments in securities issued by companies located in emerging market countries may present risks different from, or greater than, the risks of investing in securities issued by companies located in developed foreign countries. Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. It is sometimes difficult to obtain and enforce court judgments in such countries and there is often a greater potential for nationalization or expropriation of assets by the government of an emerging market country. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in developed countries. Investments in securities issued by companies located in emerging market countries tend to be more volatile than investments in securities issued by companies located in developed foreign countries, and may be more difficult to value.
Small-Cap Securities Risk—Investments in small-capitalization companies involve greater risk than is customarily associated with investments in larger, more established companies. Equity securities of small-capitalization companies are generally subject to greater price volatility than those of larger companies due to: less certain growth prospects, the lower degree of liquidity in the markets for their securities, and the greater sensitivity of smaller companies to changing economic conditions. Also, small-capitalization companies may have more limited product lines, fewer capital resources and less experienced management than larger companies.
Mid-Cap Securities Risk—Investments in mid-capitalization companies involve greater risk than is customarily associated with investments in larger, more established companies. Equity securities of mid-capitalization companies generally trade in lower volume and are generally subject to greater and less predictable price changes than the securities of larger companies.
Derivative Instruments Risk—Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with more traditional investments, and may involve a small amount of investment relative to the amount of risk assumed. Risks associated with derivative instruments include: the risk that the other party to a derivative contract may not fulfill its obligations (counterparty risk); the risk that a particular derivative instrument, such as over-the-counter derivative instruments, may be difficult to purchase or sell (liquidity risk); the risk that certain derivative instruments are more sensitive to interest rate changes and market price fluctuations (interest rate and market risks); the risk of mispricing or improper valuation of the derivative instrument (valuation risk); the inability of the derivative instrument to correlate in value with its underlying asset, reference rate, or index (basis risk); the risk that the Fund may lose substantially more than the amount invested in the derivative instrument, and that the Fund may be forced to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements (leverage risk). There is no assurance that the Fund’s use of any derivatives strategy will succeed, or that the Fund will not lose money.
Indexing Risk—The Fund invests a portion of its assets in underlying funds that employ index or passively managed strategies that are designed to approximate the investment characteristics and performance of specified indexes. Unlike an actively managed strategy, an index or passively managed strategy does not rely on a portfolio manager’s decision making with respect to which individual securities may outperform others. Securities in an index or passively managed strategy may be purchased, held, and sold by such underlying funds at times when an actively managed portfolio would not do so. In addition, performance of underlying funds using an index or passively managed strategy will deviate from the performance of the specified index, which is known as tracking error. Tracking error may be caused by: (i) fees and expenses associated with managing the underlying index strategy funds (whereas the benchmark index has no management fees or transaction expenses); (ii) changes to the index and the timing of the rebalancing of the underlying index strategy funds; and (iii) the timing of cash flows into and out of the underlying index strategy funds.
Risk/Return Bar Chart and Table
The Bar Chart and Average Annual Total Returns table demonstrate the risks of investing in the Fund, by showing how the Fund’s performance can change from year to year and by showing how the Fund’s average annual total returns compare with a broad-based securities market index, a custom benchmark, and a group of mutual funds with similar investment objectives. On May 1, 2015, the Fund changed its custom benchmark to be comprised of up to six indexes. The former custom benchmark was comprised of two indexes. Performance information for both custom benchmarks is included in the following table. The Fund made this custom benchmark change to more closely align the custom benchmark with the Fund’s current asset allocation. The bar chart shows performance of the Fund’s Investor M Shares (the Fund’s outstanding shares were renamed “Investor M Shares” on March 1, 2013). In the table, performance information for TM Shares prior to the inception date of that share class (March 1, 2013) is based on the performance of the Fund’s Investor M Shares. This prior performance has not been adjusted to reflect the actual fees and expenses paid by TM Shares. On March 1, 2013, certain transfer agency and administrative shareholder servicing fees for the Fund and for underlying Vantagepoint Funds changed in connection with the implementation of a new share class structure, resulting in no immediate increase in the Fund’s total expense ratio. In connection with these changes, the Fund’s transfer agent has contractually agreed to waive a portion of its fees on the T Shares of the underlying Index Funds through April 30, 2016. Should this agreement by the Fund’s transfer agent not be renewed, the Fund would experience an increase in fees. An increase in fees can adversely impact performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information for the Fund is available by calling 800-669-7400 or at www.icmarc.org/vpperformance.
Calendar Year Total Returns — Investor M Shares
Best Quarter	Worst Quarter
9.46%	-9.06%
(2nd Qtr 2009)	(4th Qtr 2008)

Average Annual Total Returns (for the periods ended December 31, 2014)	1 year	5 years	10 years
Model Portfolio Conservative Growth Fund
Investor M Shares — Return before taxes	3.15%	6.49%	4.89%
Investor M Shares — Return after taxes on distributions	0.51%	5.40%	3.82%
Investor M Shares — Return after taxes on distributions and sale of fund shares	3.46%	4.90%	3.63%
TM Shares — Return before taxes	3.43%	6.59%	4.94%
Barclays U.S. Intermediate Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	4.12%	3.72%	4.34%
Custom Benchmark (reflects no deductions for fees, expenses, or taxes)	5.71%	8.38%	6.02%
Former Custom Benchmark (reflects no deductions for fees, expenses, or taxes)	7.63%	8.45%	5.91%
Morningstar Conservative Allocation Funds Average (reflects no deduction for taxes)	4.02%	6.84%	4.85%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(a)/457 plans or individual retirement accounts. After-tax returns are shown for Investor M Shares only. After-tax returns for other classes will vary.
Because the Fund is a multi-asset class fund, the custom benchmark is intended to provide a better performance comparison than a broad-based, single asset class benchmark. The Fund’s custom benchmark is comprised of the BofA Merrill Lynch 1-3 Year US Corporate & Government Index, Barclays U.S. Aggregate Bond Index, Barclays U.S. Treasury Inflation-Protected Securities Index (Series-L), S&P 500 Index, Russell 2000 Index, and MSCI ACWI ex USA Index (Net) in weighted percentages that correspond to the historical target allocations for the asset classes these indexes represent. These weightings will change to correspond with changes in the Fund’s target percentage asset allocations. The Fund’s former custom benchmark was comprised of two underlying indexes (the Barclays U.S. Intermediate Aggregate Bond Index and S&P 500 Index) and also tracked the historical target allocations.
Management
Investment Adviser
Vantagepoint Investment Advisers, LLC (“VIA”)
Portfolio Managers
Name	Title	Length of Service
Wayne Wicker, CFA	Senior Vice President and Chief Investment Officer	Portfolio Manager of the Fund since 2004
David Braverman, CFA	Managing Vice President of Investments	Portfolio Manager of the Fund since 2008
Lee Trenum, CFA	Director of Investments	Portfolio Manager of the Fund since 2005
Purchase and Sale of Fund Shares—TM Shares are available for purchase only by: (1) VantageTrust; (2) other common trust funds, collective investment funds or similar pooled investment vehicles established or maintained by VantageTrust Company or affiliated persons of it or of ICMA Retirement Corporation; and (3) insurance company separate accounts in which VantageTrust or a vehicle described in (2) above invests. Investor M Shares are available for purchase by any eligible Fund investor that does not qualify for investment in TM Shares.
There is no minimum investment except for Vantagepoint Elite investors. The minimum initial investment amount for Vantagepoint Elite investors is $5,000, and the minimum subsequent investment amount is $1,000 ($200 for purchases through an automatic investment program).
Shares of the Fund may be redeemed on any business day. To redeem shares that you own through an Individual Retirement Account (“IRA”), you must send your request, in writing, c/o Vantagepoint Transfer Agents, LLC, P.O. Box 17010, Baltimore, Maryland 21297-1010. You can call Investor Services at 800-669-7400 to obtain an IRA Account Withdrawal Form or a VantageCare Retirement Health Savings Plan (“RHS”) Benefits Reimbursements Request Form. For a VantageCare RHS Employer Investment Program (“EIP”) Payment Request Form, call Client Services at 800-326-7272.
Tax Information—Shareholders who invest in the Fund through a tax qualified plan ordinarily will not be taxed on distributions (whether ordinary income or capital gains) until they receive distributions or withdrawals from their plan. Distributions to Vantagepoint Elite investors will normally be taxed as ordinary income or capital gains when they are received.

Model Portfolio Traditional Growth Fund
Investment Objective
To offer moderate capital growth and reasonable current income.
Fund Fees & Expenses
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees (fees paid directly from your investment)
Transaction fees (All share classes)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	TM Shares	Investor M Shares
Management fees	0.09%	0.09%
Other expenses	0.02%	0.27%
Acquired fund fees and expenses[1,2]	0.49%	0.49%
Total annual fund operating expenses[1,2]	0.60%	0.85%
[1]	Shareholders of the Fund indirectly pay the fees and expenses of the Acquired funds. The Fund’s total annual fund operating expenses shown in this table do not correlate to the expense ratios shown in the Fund’s financial highlights for the most recent fiscal year, which reflect the Fund’s operating expenses and do not include Acquired fund fees and expenses.
[2]	Fees and expenses have been restated to reflect current fees and expenses.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
TM Shares	$61	$192	$335	$ 750
Investor M Shares	$87	$271	$471	$1,049
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended December 31, 2014, the Fund’s portfolio turnover rate was 18.22% of the average value of its portfolio.
Investments, Risks, and Performance
Principal Investment Strategies:  The Fund invests in a combination of other Vantagepoint Funds and one or more third party exchange-traded funds (“ETFs”) to seek to obtain exposure to approximately 34% fixed income investments, 54% equity investments, and 12% multi-strategy investments. Multi-strategy investments generally include asset classes and strategies that seek to provide additional diversification from traditional stocks and bonds. Examples may include convertible securities, derivative-based strategies and real estate investment trusts (REITs), among others.
This investment strategy is implemented by investing in the following funds at target allocations within the ranges indicated:
Fixed Income Funds	Allocation Range
Vantagepoint Low Duration Bond Fund	5% - 15%
Vantagepoint Core Bond Index Fund	11% - 21%
Vantagepoint Inflation Focused Fund	0% - 8%
Vantagepoint High Yield Fund	0% - 10%

Equity Funds	Allocation Range
Vantagepoint Equity Income Fund	6% - 16%
Vantagepoint Growth & Income Fund	6% - 16%
Vantagepoint Growth Fund	4% - 14%
Vantagepoint Select Value Fund	0% - 10%
Vantagepoint Aggressive Opportunities Fund	0% - 8%
Vantagepoint Discovery Fund	0% - 8%
Vantagepoint International Fund	6% - 16%
Third Party Emerging Markets ETF	0% - 5%

Multi-Strategy Fund	Allocation Range
Vantagepoint Diversifying Strategies Fund	7% - 17%
The Fund’s investment adviser monitors the Fund’s allocations and will “rebalance” its portfolio as necessary to return the Fund to, or close to, the intended allocations. The Fund’s investment adviser may, at its discretion, change the target allocations within the ranges set forth above and within the above-stated asset class allocations to fixed income and equity funds and a multi-strategy fund, subject to the supervision of the Fund’s Board of Directors.
All percentages referred to above are based on the Fund’s net assets. The Fund invests in T Shares of the underlying Vantagepoint Funds.
With more than half of the Fund invested in stocks, including growth stocks, a moderate level of volatility should be expected. The Model Portfolio Traditional Growth Fund may be an appropriate investment if you wish to participate in the returns expected from stocks but also want to seek to maintain moderate volatility. This Fund could be appropriate if you intend to invest for the intermediate or longer term.
Principal Investment Risks: There is no guarantee that the Fund will achieve its investment objective. You may lose money by investing in the Fund.

Asset Allocation Risk—Asset allocation risk is the risk that the selection of the underlying funds and the allocation of Fund assets among them will cause the Fund to lose money or to underperform other funds with similar investment objectives. In addition, there is the risk that the asset classes favored by the allocations will not perform as expected. Any changes made in the underlying funds, such as changes in investment objectives or strategies, may affect the Fund’s performance. Similarly, if the Fund’s asset allocations become “out of balance,” this could affect both the Fund’s level of risk and the Fund’s potential for gain or loss.
Investing in Other Investment Companies—A Fund’s investment in another investment company (including another Fund) is subject to the risks associated with that investment company’s portfolio securities. For example, if the investment company holds common stocks, the Fund also would be exposed to the risk of investing in common stocks. In addition, when a Fund purchases shares of another investment company (including another Fund), the Fund will indirectly bear its proportionate share of the advisory fees and other operating expenses of such investment company. The fees and expenses of the other investment company are in addition to the Fund’s own fees and expenses.
ETF Risks—In addition to the risks associated with investing in other investment companies, an investment in an ETF may be subject to the following risks: (1) an ETF’s shares may trade above or below their net asset value; (2) an active trading market for the ETF’s shares may not develop or be maintained; (3) secondary market trading in an ETF’s shares may be halted; (4) an ETF may not accurately track the performance of the reference index; and (5) an ETF might hold troubled securities if those securities are held in the reference index.
The amount invested by this Fund in each underlying fund is exposed to the same risks as that underlying fund. These risks are summarized below.
Stock Market Risk—Stock market risk is the possibility that the prices of equity securities overall will experience increased volatility and decline over short or extended periods. Markets tend to move in cycles, with periods of rising prices and periods of falling prices.
Foreign Securities Risk—Investments in foreign securities may involve the risk of loss due to political, economic, legal, regulatory, and operational uncertainties; differing accounting and financial reporting standards; limited availability of information; currency fluctuations; and higher transaction costs.
Emerging Markets Securities Risk—Investments in securities issued by companies located in emerging market countries may present risks different from, or greater than, the risks of investing in securities issued by companies located in developed foreign countries. Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. It is sometimes difficult to obtain and enforce court judgments in such countries and there is often a greater potential for nationalization or expropriation of assets by the government of an emerging market country. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in developed countries. Investments in securities issued by companies located in emerging market countries tend to be more volatile than investments in securities issued by companies located in developed foreign countries, and may be more difficult to value.
Small-Cap Securities Risk—Investments in small-capitalization companies involve greater risk than is customarily associated with investments in larger, more established companies. Equity securities of small-capitalization companies are generally subject to greater price volatility than those of larger companies due to: less certain growth prospects, the lower degree of liquidity in the markets for their securities, and the greater sensitivity of smaller companies to changing economic conditions. Also, small-capitalization companies may have more limited product lines, fewer capital resources and less experienced management than larger companies.
Mid-Cap Securities Risk—Investments in mid-capitalization companies involve greater risk than is customarily associated with investments in larger, more established companies. Equity securities of mid-capitalization companies generally trade in lower volume and are generally subject to greater and less predictable price changes than the securities of larger companies.
Equity Income/Interest Rate Risk—A Fund’s distributions to shareholders may decline when interest rates fall or when dividend income from investments in stocks declines.
Convertible Securities Risk—The value of a convertible security generally increases and decreases with the value of the underlying common stock, but may also be sensitive to changes in interest rates. Convertible securities generally have a higher risk of default and tend to be less liquid than traditional non-convertible securities. In addition, the convertible securities a Fund invests in may be rated below investment grade or may be unrated, which could increase their risks. Below investment grade securities are speculative and involve a greater risk of default than investment grade securities. The market prices of lower rated convertible securities also may experience greater volatility than the market prices of higher quality securities and may decline significantly in periods of general economic difficulty. A Fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or declares bankruptcy.
High Yield Securities Risk—Securities that are rated below “investment grade” (commonly known as “high yield securities” or “junk bonds”) or, if unrated, are considered by a subadviser to be of equivalent quality, are speculative and involve a greater risk of default than “investment grade” securities. The values of these securities are particularly sensitive to changes in issuer creditworthiness, and economic and political conditions. The market prices of these securities may decline significantly in periods of general economic difficulty, may be harder to value, and may be less liquid than higher rated securities.
Interest Rate Risk—Fixed income securities fluctuate in value as interest rates change. When interest rates rise, the market prices of fixed income securities will usually decrease; when interest rates fall, the market prices of fixed income securities usually will increase. Investments in fixed income securities may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives.
Credit Risk—An issuer of a fixed income security may be unable or unwilling to make payments of principal or interest to the holders of such securities or may declare bankruptcy. These events could cause a Fund to lose money.
Mortgage-Backed Securities Risk—Defaults on the mortgages underlying mortgage-backed securities may adversely affect the value of these securities. These securities are also subject to interest rate risk, credit risk, prepayment risk, and extension risk. Certain mortgage-backed securities may be more volatile and less liquid than other traditional types of fixed income securities.
Asset-Backed Securities Risk—Defaults on the assets underlying asset-backed securities may adversely affect the value of these securities. These securities are subject to risks associated with the nature of the underlying assets and are also subject to interest rate risk, credit risk, prepayment risk, and extension risk. Certain asset-backed securities may be more volatile and less liquid than other traditional types of fixed income securities.
U.S. Government Agency Securities Risk—Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. Further, there is no assurance that the U.S. Government will provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) that issue or guarantee certain securities. If a government agency or a government-sponsored enterprise is unable to meet its obligations, the Fund may experience a loss.
Derivative Instruments Risk—Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with more traditional investments, and may involve a small amount of investment relative to the amount of risk assumed. Risks associated with derivative instruments include: the risk that the other party to a derivative contract may not fulfill its obligations (counterparty risk); the risk that a particular derivative instrument, such as over-the-counter derivative instruments, may be difficult to purchase or sell (liquidity risk); the risk that certain derivative instruments are more sensitive to interest rate changes and market price fluctuations (interest rate and market risks); the risk of mispricing or improper valuation of the derivative instrument (valuation risk); the inability of the derivative instrument to correlate in value with its underlying asset, reference rate, or index (basis risk); the risk that the Fund may lose substantially more than the amount invested in the derivative instrument, and that the Fund may be forced to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements (leverage risk). There is no assurance that the Fund’s use of any derivatives strategy will succeed, or that the Fund will not lose money.
Indexing Risk—The Fund invests a portion of its assets in underlying funds that employ index or passively managed strategies that are designed to approximate the investment characteristics and performance of specified indexes. Unlike an actively managed strategy, an index or passively managed strategy does not rely on a portfolio manager’s decision making with respect to which individual securities may outperform others. Securities in an index or passively managed strategy may be purchased, held, and sold by such underlying funds at times when an actively managed portfolio would not do so. In addition, performance of underlying funds using an index or passively managed strategy will deviate from the performance of the specified index, which is known as tracking error. Tracking error may be caused by: (i) fees and expenses associated with managing the underlying index strategy funds (whereas the benchmark index has no management fees or transaction expenses); (ii) changes to the index and the timing of the rebalancing of the underlying index strategy funds; and (iii) the timing of cash flows into and out of the underlying index strategy funds.
Risk/Return Bar Chart and Table
The Bar Chart and Average Annual Total Returns table demonstrate the risks of investing in the Fund, by showing how the Fund’s performance can change from year to year and by showing how the Fund’s average annual total returns compare with a broad-based securities market index, a custom benchmark, and a group of mutual funds with similar investment objectives. On May 1, 2015, the Fund changed its custom benchmark to be comprised of up to six indexes. The former custom benchmark was comprised of two indexes. Performance information for both custom benchmarks is included in the following table. The Fund made this custom benchmark change to more closely align the custom benchmark with the Fund’s current asset allocation. The bar chart shows performance of the Fund’s Investor M Shares (the Fund’s outstanding shares were renamed “Investor M Shares” on March 1, 2013). In the table, performance information for TM Shares prior to the inception date of that share class (March 1, 2013) is based on the performance of the Fund’s Investor M Shares. This prior performance has not been adjusted to reflect the actual fees and expenses paid by TM Shares. On March 1, 2013, certain transfer agency and administrative shareholder servicing fees for the Fund and for underlying Vantagepoint Funds changed in connection with the implementation of a new share class structure, resulting in no immediate increase in the Fund’s total expense ratio. In connection with these changes, the Fund’s transfer agent has contractually agreed to waive a portion of its fees on the T Shares of the underlying Index Funds through April 30, 2016. Should this agreement by the Fund’s transfer agent not be renewed, the Fund would experience an increase in fees. An increase in fees can adversely impact performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information for the Fund is available by calling 800-669-7400 or at www.icmarc.org/vpperformance.

Calendar Year Total Returns — Investor M Shares
Best Quarter	Worst Quarter
12.44%	-13.77%
(2nd Qtr 2009)	(4th Qtr 2008)

Average Annual Total Returns (for the periods ended December 31, 2014)	1 year	5 years	10 years
Model Portfolio Traditional Growth Fund
Investor M Shares — Return before taxes	4.51%	8.59%	5.71%
Investor M Shares — Return after taxes on distributions	2.34%	7.55%	4.73%
Investor M Shares — Return after taxes on distributions and sale of fund shares	3.87%	6.60%	4.38%
TM Shares — Return before taxes	4.80%	8.69%	5.76%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	13.69%	15.45%	7.67%
Custom Benchmark (reflects no deduction for fees, expenses, or taxes)	7.40%	10.40%	6.73%
Former Custom Benchmark (reflects no deductions for fees, expenses, or taxes)	10.07%	10.91%	6.64%
Morningstar Moderate Allocation Funds Average (reflects no deduction for taxes)	6.21%	9.43%	5.93%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(a)/457 plans or individual retirement accounts. After-tax returns are shown for Investor M Shares only. After-tax returns for other classes will vary.
Because the Fund is a multi-asset class fund, the custom benchmark is intended to provide a better performance comparison than a broad-based, single asset class benchmark. The Fund’s custom benchmark is comprised of the BofA Merrill Lynch 1-3 Year US Corporate & Government Index, Barclays U.S. Aggregate Bond Index, Barclays U.S. Treasury Inflation-Protected Securities Index (Series-L), S&P 500 Index, Russell 2000 Index, and MSCI ACWI ex USA Index (Net) in weighted percentages that correspond to the historical target allocations for the asset classes these indexes represent. These weightings will change to correspond with changes in the Fund’s target percentage asset allocations. The Fund’s former custom benchmark was comprised of two underlying indexes (the Barclays U.S. Intermediate Aggregate Bond Index and S&P 500 Index) and also tracked the historical target allocations.
Management
Investment Adviser
Vantagepoint Investment Advisers, LLC (“VIA”)
Portfolio Managers
Name	Title	Length of Service
Wayne Wicker, CFA	Senior Vice President and Chief Investment Officer	Portfolio Manager of the Fund since 2004
David Braverman, CFA	Managing Vice President of Investments	Portfolio Manager of the Fund since 2008
Lee Trenum, CFA	Director of Investments	Portfolio Manager of the Fund since 2005
Purchase and Sale of Fund Shares—TM Shares are available for purchase only by: (1) VantageTrust; (2) other common trust funds, collective investment funds or similar pooled investment vehicles established or maintained by VantageTrust Company or affiliated persons of it or of ICMA Retirement Corporation; and (3) insurance company separate accounts in which VantageTrust or a vehicle described in (2) above invests. Investor M Shares are available for purchase by any eligible Fund investor that does not qualify for investment in TM Shares.
There is no minimum investment except for Vantagepoint Elite investors. The minimum initial investment amount for Vantagepoint Elite investors is $5,000, and the minimum subsequent investment amount is $1,000 ($200 for purchases through an automatic investment program).
Shares of the Fund may be redeemed on any business day. To redeem shares that you own through an Individual Retirement Account (“IRA”), you must send your request, in writing, c/o Vantagepoint Transfer Agents, LLC, P.O. Box 17010, Baltimore, Maryland 21297-1010. You can call Investor Services at 800-669-7400 to obtain an IRA Account Withdrawal Form or a VantageCare Retirement Health Savings Plan (“RHS”) Benefits Reimbursements Request Form. For a VantageCare RHS Employer Investment Program (“EIP”) Payment Request Form, call Client Services at 800-326-7272.
Tax Information—Shareholders who invest in the Fund through a tax qualified plan ordinarily will not be taxed on distributions (whether ordinary income or capital gains) until they receive distributions or withdrawals from their plan. Distributions to Vantagepoint Elite investors will normally be taxed as ordinary income or capital gains when they are received.

Model Portfolio Long-Term Growth Fund
Investment Objective
To offer high long-term capital growth and modest current income.
Fund Fees & Expenses
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees (fees paid directly from your investment)
Transaction fees (All share classes)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	TM Shares	Investor M Shares
Management fees	0.09%	0.09%
Other expenses	0.02%	0.27%
Acquired fund fees and expenses[1,2]	0.53%	0.53%
Total annual fund operating expenses[1,2]	0.64%	0.89%
[1]	Shareholders of the Fund indirectly pay the fees and expenses of the Acquired funds. The Fund’s total annual fund operating expenses shown in this table do not correlate to the expense ratios shown in the Fund’s financial highlights for the most recent fiscal year, which reflect the Fund’s operating expenses and do not include Acquired fund fees and expenses.
[2]	Fees and expenses have been restated to reflect current fees and expenses.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
TM Shares	$65	$205	$357	$ 798
Investor M Shares	$91	$284	$493	$1,096
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended December 31, 2014, the Fund’s portfolio turnover rate was 15.19% of the average value of its portfolio.
Investments, Risks, and Performance
Principal Investment Strategies:  The Fund invests in a combination of other Vantagepoint Funds and one or more third party exchange-traded funds (“ETFs”) to seek to obtain exposure to approximately 15% fixed income investments, 72% equity investments, and 13% multi-strategy investments. Multi-strategy investments generally include asset classes and strategies that seek to provide additional diversification from traditional stocks and bonds. Examples may include convertible securities, derivative-based strategies and real estate investment trusts (REITs), among others.
This investment strategy is implemented by investing in the following funds at target allocations within the ranges indicated:
Fixed Income Funds	Allocation Range
Vantagepoint Core Bond Index Fund	7% - 17%
Vantagepoint High Yield Fund	0% - 8%

Equity Funds	Allocation Range
Vantagepoint Equity Income Fund	10% - 20%
Vantagepoint Growth & Income Fund	10% - 20%
Vantagepoint Growth Fund	6% - 16%
Vantagepoint Select Value Fund	2% - 12%
Vantagepoint Aggressive Opportunities Fund	0% - 10%
Vantagepoint Discovery Fund	0% - 9%
Vantagepoint International Fund	9% - 19%
Third Party Emerging Markets ETF	0% - 5%

Multi-Strategy Fund	Allocation Range
Vantagepoint Diversifying Strategies Fund	8% - 18%
The Fund’s investment adviser monitors the Fund’s allocations and will “rebalance” its portfolio as necessary to return the Fund to, or close to, the intended allocations. The Fund’s investment adviser may, at its discretion, change the target allocations within the ranges set forth above and within the above-stated asset class allocations to fixed income and equity funds and a multi-strategy fund, subject to the supervision of the Fund’s Board of Directors.
All percentages referred to above are based on the Fund’s net assets. The Fund invests in T Shares of the underlying Vantagepoint Funds.
The sizable allocation to stocks means the Model Portfolio Long-Term Growth Fund should be considered an aggressive investment. It may be an appropriate investment if you intend to invest for the long term (10 years or more), are seeking to maximize the opportunity for principal growth, and are willing to accept losses, which may be substantial, with the possibility that short-term losses may be recovered over longer investment periods.
Principal Investment Risks: There is no guarantee that the Fund will achieve its investment objective. You may lose money by investing in the Fund.
Asset Allocation Risk—Asset allocation risk is the risk that the selection of the underlying funds and the allocation of Fund assets among them will cause the Fund to lose money or to underperform other funds with similar investment objectives. In addition, there is the risk that the asset classes favored by the allocations will not perform as expected. Any changes made in the underlying funds, such as changes in investment objectives or strategies, may affect the Fund’s performance. Similarly, if the Fund’s asset allocations become “out of balance,” this could affect both the Fund’s level of risk and the Fund’s potential for gain or loss.
Investing in Other Investment Companies—A Fund’s investment in another investment company (including another Fund) is subject to the risks associated with that investment company’s portfolio securities. For example, if the investment company holds common stocks, the Fund also would be exposed to the risk of investing in common stocks. In addition, when a Fund purchases shares of another investment company (including another Fund), the Fund will indirectly bear its proportionate share of the advisory fees and other operating expenses of such investment company. The fees and expenses of the other investment company are in addition to the Fund’s own fees and expenses.
ETF Risks—In addition to the risks associated with investing in other investment companies, an investment in an ETF may be subject to the following risks: (1) an ETF’s shares may trade above or below their net asset value; (2) an active trading market for the ETF’s shares may not develop or be maintained; (3) secondary market trading in an ETF’s shares may be halted; (4) an ETF may not accurately track the performance of the reference index; and (5) an ETF might hold troubled securities if those securities are held in the reference index.
The amount invested by this Fund in each underlying fund is exposed to the same risks as that underlying fund. These risks are summarized below.
Stock Market Risk—Stock market risk is the possibility that the prices of equity securities overall will experience increased volatility and decline over short or extended periods. Markets tend to move in cycles, with periods of rising prices and periods of falling prices.
Foreign Securities Risk—Investments in foreign securities may involve the risk of loss due to political, economic, legal, regulatory, and operational uncertainties; differing accounting and financial reporting standards; limited availability of information; currency fluctuations; and higher transaction costs.
Emerging Markets Securities Risk—Investments in securities issued by companies located in emerging market countries may present risks different from, or greater than, the risks of investing in securities issued by companies located in developed foreign countries. Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. It is sometimes difficult to obtain and enforce court judgments in such countries and there is often a greater potential for nationalization or expropriation of assets by the government of an emerging market country. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in developed countries. Investments in securities issued by companies located in emerging market countries tend to be more volatile than investments in securities issued by companies located in developed foreign countries, and may be more difficult to value.
Small-Cap Securities Risk—Investments in small-capitalization companies involve greater risk than is customarily associated with investments in larger, more established companies. Equity securities of small-capitalization companies are generally subject to greater price volatility than those of larger companies due to: less certain growth prospects, the lower degree of liquidity in the markets for their securities, and the greater sensitivity of smaller companies to changing economic conditions. Also, small-capitalization companies may have more limited product lines, fewer capital resources and less experienced management than larger companies.
Mid-Cap Securities Risk—Investments in mid-capitalization companies involve greater risk than is customarily associated with investments in larger, more established companies. Equity securities of mid-capitalization companies generally trade in lower volume and are generally subject to greater and less predictable price changes than the securities of larger companies.
Equity Income/Interest Rate Risk—A Fund’s distributions to shareholders may decline when interest rates fall or when dividend income from investments in stocks declines.
Convertible Securities Risk—The value of a convertible security generally increases and decreases with the value of the underlying common stock, but may also be sensitive to changes in interest rates. Convertible securities generally have a higher risk of default and tend to be less liquid than traditional non-convertible securities. In addition, the convertible securities a Fund invests in may be rated below investment grade or may be unrated, which could increase their risks. Below investment grade securities are speculative and involve a greater risk of default than investment grade securities. The market prices of lower rated convertible securities also may experience greater volatility than the market prices of higher quality securities and may decline significantly in periods of general economic difficulty. A Fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or declares bankruptcy.
High Yield Securities Risk—Securities that are rated below “investment grade” (commonly known as “high yield securities” or “junk bonds”) or, if unrated, are considered by a subadviser to be of equivalent quality, are speculative and involve a greater risk of default than “investment grade” securities. The values of these securities are particularly sensitive to changes in issuer creditworthiness, and economic and political conditions. The market prices of these securities may decline significantly in periods of general economic difficulty, may be harder to value, and may be less liquid than higher rated securities.
Interest Rate Risk—Fixed income securities fluctuate in value as interest rates change. When interest rates rise, the market prices of fixed income securities will usually decrease; when interest rates fall, the market prices of fixed income securities usually will increase. Investments in fixed income securities may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives.

Credit Risk—An issuer of a fixed income security may be unable or unwilling to make payments of principal or interest to the holders of such securities or may declare bankruptcy. These events could cause a Fund to lose money.
Mortgage-Backed Securities Risk—Defaults on the mortgages underlying mortgage-backed securities may adversely affect the value of these securities. These securities are also subject to interest rate risk, credit risk, prepayment risk, and extension risk. Certain mortgage-backed securities may be more volatile and less liquid than other traditional types of fixed income securities.
Asset-Backed Securities Risk—Defaults on the assets underlying asset-backed securities may adversely affect the value of these securities. These securities are subject to risks associated with the nature of the underlying assets and are also subject to interest rate risk, credit risk, prepayment risk, and extension risk. Certain asset-backed securities may be more volatile and less liquid than other traditional types of fixed income securities.
Derivative Instruments Risk—Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with more traditional investments, and may involve a small amount of investment relative to the amount of risk assumed. Risks associated with derivative instruments include: the risk that the other party to a derivative contract may not fulfill its obligations (counterparty risk); the risk that a particular derivative instrument, such as over-the-counter derivative instruments, may be difficult to purchase or sell (liquidity risk); the risk that certain derivative instruments are more sensitive to interest rate changes and market price fluctuations (interest rate and market risks); the risk of mispricing or improper valuation of the derivative instrument (valuation risk); the inability of the derivative instrument to correlate in value with its underlying asset, reference rate, or index (basis risk); the risk that the Fund may lose substantially more than the amount invested in the derivative instrument, and that the Fund may be forced to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements (leverage risk). There is no assurance that the Fund’s use of any derivatives strategy will succeed, or that the Fund will not lose money.
Indexing Risk—The Fund invests a portion of its assets in underlying funds that employ index or passively managed strategies that are designed to approximate the investment characteristics and performance of specified indexes. Unlike an actively managed strategy, an index or passively managed strategy does not rely on a portfolio manager’s decision making with respect to which individual securities may outperform others. Securities in an index or passively managed strategy may be purchased, held, and sold by such underlying funds at times when an actively managed portfolio would not do so. In addition, performance of underlying funds using an index or passively managed strategy will deviate from the performance of the specified index, which is known as tracking error. Tracking error may be caused by: (i) fees and expenses associated with managing the underlying index strategy funds (whereas the benchmark index has no management fees or transaction expenses); (ii) changes to the index and the timing of the rebalancing of the underlying index strategy funds; and (iii) the timing of cash flows into and out of the underlying index strategy funds.
Risk/Return Bar Chart and Table
The Bar Chart and Average Annual Total Returns table demonstrate the risks of investing in the Fund, by showing how the Fund’s performance can change from year to year and by showing how the Fund’s average annual total returns compare with a broad-based securities market index, custom benchmark, and a group of mutual funds with similar investment objectives. On May 1, 2015, the Fund changed its custom benchmark to be comprised of up to five indexes. The former custom benchmark was comprised of two indexes. Performance information for both custom benchmarks is included in the following table. The Fund made this custom benchmark change to more closely align the custom benchmark with the Fund’s current asset allocation. The bar chart shows performance of the Fund’s Investor M Shares (the Fund’s outstanding shares were renamed “Investor M Shares” on March 1, 2013). In the table, performance information for TM Shares prior to the inception date of that share class (March 1, 2013) is based on the performance of the Fund’s Investor M Shares. This prior performance has not been adjusted to reflect the actual fees and expenses paid by TM Shares. On March 1, 2013, certain transfer agency and administrative shareholder servicing fees for the Fund and for underlying Vantagepoint Funds changed in connection with the implementation of a new share class structure, resulting in no immediate increase in the Fund’s total expense ratio. In connection with these changes, the Fund’s transfer agent has contractually agreed to waive a portion of its fees on the T Shares of the underlying Index Funds through April 30, 2016. Should this agreement by the Fund’s transfer agent not be renewed, the Fund would experience an increase in fees. An increase in fees can adversely impact performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information for the Fund is available by calling 800-669-7400 or at www.icmarc.org/vpperformance.
Calendar Year Total Returns — Investor M Shares
Best Quarter	Worst Quarter
14.98%	-17.33%
(2nd Qtr 2009)	(4th Qtr 2008)

Average Annual Total Returns (for the periods ended December 31, 2014)	1 year	5 years	10 years
Model Portfolio Long-Term Growth Fund
Investor M Shares — Return before taxes	5.39%	9.98%	6.30%
Investor M Shares — Return after taxes on distributions	3.14%	8.88%	5.35%
Investor M Shares — Return after taxes on distributions and sale of fund shares	4.44%	7.77%	4.94%
TM Shares — Return before taxes	5.64%	10.08%	6.35%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	13.69%	15.45%	7.67%
Custom Benchmark (reflects no deductions for fees, expenses, or taxes)	8.63%	11.79%	7.20%
Former Custom Benchmark (reflects no deductions for fees, expenses, or taxes)	11.80%	12.71%	7.20%
Morningstar Aggressive Allocation Funds Average (reflects no deduction for taxes)	5.71%	10.13%	5.85%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(a)/457 plans or individual retirement accounts. After-tax returns are shown for Investor M Shares only. After-tax returns for other classes will vary.
Because the Fund is a multi-asset class fund, the custom benchmark is intended to provide a better performance comparison than a broad-based, single asset class benchmark. The Fund’s custom benchmark is comprised of the BofA Merrill Lynch 1-3 Year US Corporate & Government Index, Barclays U.S. Aggregate Bond Index, S&P 500 Index, Russell 2000 Index, and MSCI ACWI ex USA Index (Net) in weighted percentages that correspond to the historical target allocations for the asset classes these indexes represent. These weightings will change to correspond with changes in the Fund’s target percentage asset allocations. The Fund’s former custom benchmark was comprised of two underlying indexes (the Barclays U.S. Intermediate Aggregate Bond Index and S&P 500 Index) and also tracked the historical target allocations.
Management
Investment Adviser
Vantagepoint Investment Advisers, LLC (“VIA”)
Portfolio Managers
Name	Title	Length of Service
Wayne Wicker, CFA	Senior Vice President and Chief Investment Officer	Portfolio Manager of the Fund since 2004
David Braverman, CFA	Managing Vice President of Investments	Portfolio Manager of the Fund since 2008
Lee Trenum, CFA	Director of Investments	Portfolio Manager of the Fund since 2005
Purchase and Sale of Fund Shares—TM Shares are available for purchase only by: (1) VantageTrust; (2) other common trust funds, collective investment funds or similar pooled investment vehicles established or maintained by VantageTrust Company or affiliated persons of it or of ICMA Retirement Corporation; and (3) insurance company separate accounts in which VantageTrust or a vehicle described in (2) above invests. Investor M Shares are available for purchase by any eligible Fund investor that does not qualify for investment in TM Shares.
There is no minimum investment except for Vantagepoint Elite investors. The minimum initial investment amount for Vantagepoint Elite investors is $5,000, and the minimum subsequent investment amount is $1,000 ($200 for purchases through an automatic investment program).
Shares of the Fund may be redeemed on any business day. To redeem shares that you own through an Individual Retirement Account (“IRA”), you must send your request, in writing, c/o Vantagepoint Transfer Agents, LLC, P.O. Box 17010, Baltimore, Maryland 21297-1010. You can call Investor Services at 800-669-7400 to obtain an IRA Account Withdrawal Form or a VantageCare Retirement Health Savings Plan (“RHS”) Benefits Reimbursements Request Form. For a VantageCare RHS Employer Investment Program (“EIP”) Payment Request Form, call Client Services at 800-326-7272.
Tax Information—Shareholders who invest in the Fund through a tax qualified plan ordinarily will not be taxed on distributions (whether ordinary income or capital gains) until they receive distributions or withdrawals from their plan. Distributions to Vantagepoint Elite investors will normally be taxed as ordinary income or capital gains when they are received.

Model Portfolio Global Equity Growth Fund
(formerly the Model Portfolio All-Equity Growth Fund)
Investment Objective
To offer high long-term capital growth.
Fund Fees & Expenses
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees (fees paid directly from your investment)
Transaction fees (All share classes)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	TM Shares	Investor M Shares
Management fees	0.10%	0.10%
Other expenses	0.02%	0.27%
Acquired fund fees and expenses[1,2]	0.56%	0.56%
Total annual fund operating expenses[1,2]	0.68%	0.93%
[1]	Shareholders of the Fund indirectly pay the fees and expenses of the Acquired funds. The Fund’s total annual fund operating expenses shown in this table do not correlate to the expense ratios shown in the Fund’s financial highlights for the most recent fiscal year, which reflect the Fund’s operating expenses and do not include Acquired fund fees and expenses.
[2]	Fees and expenses have been restated to reflect current fees and expenses.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
TM Shares	$69	$218	$379	$ 847
Investor M Shares	$95	$296	$515	$1,143
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended December 31, 2014, the Fund’s portfolio turnover rate was 12.95% of the average value of its portfolio.
Investments, Risks, and Performance
Principal Investment Strategies:  The Fund invests, under normal circumstances, 100% of its net assets in equity Funds by investing in a combination of other Vantagepoint Funds and one or more third party exchange-traded funds (“ETFs”) whose assets are invested, under normal circumstances, at least 80% in equity securities (common and preferred stock) or instruments that provide equity exposure. The Fund expects to have significant exposure to non-U.S. securities.
This investment strategy is implemented by investing in the following funds at target allocations within the ranges indicated:
Equity Funds	Allocation Range
Vantagepoint Equity Income Fund	6% - 16%
Vantagepoint Growth & Income Fund	7% - 17%
Vantagepoint Growth Fund	7% - 17%
Vantagepoint Select Value Fund	3% - 13%
Vantagepoint Aggressive Opportunities Fund	3% - 13%
Vantagepoint Discovery Fund	0% - 9%
Vantagepoint International Fund	24% - 34%
Vantagepoint Overseas Equity Index Fund	10% - 20%
Third Party Emerging Markets ETF	0% - 5%
The Fund’s investment adviser monitors the Fund’s allocations and will “rebalance” its portfolio as necessary to return the Fund to, or close to, the intended allocations. The Fund’s investment adviser may, at its discretion, change the target allocations within the ranges set forth above, subject to the supervision of the Fund’s Board of Directors.
All percentages referred to above are based on the Fund’s net assets. The Fund invests in T Shares of the underlying Vantagepoint Funds.
The significant allocation to equity securities through the underlying Funds in which this Model Portfolio Fund invests, means the Model Portfolio Global Equity Growth Fund should be considered an aggressive investment. It may be an appropriate investment if you are an aggressive investor seeking the opportunity for capital appreciation; intend to invest for the long term (10 years or more); are seeking to maximize principal growth without regard to current income; and are willing to accept losses, which may be substantial, with the possibility that short-term losses may be recovered over longer investment periods.
Principal Investment Risks: There is no guarantee that the Fund will achieve its investment objective. You may lose money by investing in the Fund.
Asset Allocation Risk—Asset allocation risk is the risk that the selection of the underlying funds and the allocation of Fund assets among them will cause the Fund to lose money or to underperform other funds with similar investment objectives. In addition, there is the risk that the asset classes favored by the allocations will not perform as expected. Any changes made in the underlying funds, such as changes in investment objectives or strategies, may affect the Fund’s performance. Similarly, if the Fund’s asset allocations become “out of balance,” this could affect both the Fund’s level of risk and the Fund’s potential for gain or loss.

Investing in Other Investment Companies—A Fund’s investment in another investment company (including another Fund) is subject to the risks associated with that investment company’s portfolio securities. For example, if the investment company holds common stocks, the Fund also would be exposed to the risk of investing in common stocks. In addition, when a Fund purchases shares of another investment company (including another Fund), the Fund will indirectly bear its proportionate share of the advisory fees and other operating expenses of such investment company. The fees and expenses of the other investment company are in addition to the Fund’s own fees and expenses.
ETF Risks—In addition to the risks associated with investing in other investment companies, an investment in an ETF may be subject to the following risks: (1) an ETF’s shares may trade above or below their net asset value; (2) an active trading market for the ETF’s shares may not develop or be maintained; (3) secondary market trading in an ETF’s shares may be halted; (4) an ETF may not accurately track the performance of the reference index; and (5) an ETF might hold troubled securities if those securities are held in the reference index.
The amount invested by this Fund in each underlying fund is exposed to the same risks as that underlying fund. These risks are summarized below.
Stock Market Risk—Stock market risk is the possibility that the prices of equity securities overall will experience increased volatility and decline over short or extended periods. Markets tend to move in cycles, with periods of rising prices and periods of falling prices.
Foreign Securities Risk—Investments in foreign securities may involve the risk of loss due to political, economic, legal, regulatory, and operational uncertainties; differing accounting and financial reporting standards; limited availability of information; currency fluctuations; and higher transaction costs.
Emerging Markets Securities Risk—Investments in securities issued by companies located in emerging market countries may present risks different from, or greater than, the risks of investing in securities issued by companies located in developed foreign countries. Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. It is sometimes difficult to obtain and enforce court judgments in such countries and there is often a greater potential for nationalization or expropriation of assets by the government of an emerging market country. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in developed countries. Investments in securities issued by companies located in emerging market countries tend to be more volatile than investments in securities issued by companies located in developed foreign countries, and may be more difficult to value.
Small-Cap Securities Risk—Investments in small-capitalization companies involve greater risk than is customarily associated with investments in larger, more established companies. Equity securities of small-capitalization companies are generally subject to greater price volatility than those of larger companies due to: less certain growth prospects, the lower degree of liquidity in the markets for their securities, and the greater sensitivity of smaller companies to changing economic conditions. Also, small-capitalization companies may have more limited product lines, fewer capital resources and less experienced management than larger companies.
Mid-Cap Securities Risk—Investments in mid-capitalization companies involve greater risk than is customarily associated with investments in larger, more established companies. Equity securities of mid-capitalization companies generally trade in lower volume and are generally subject to greater and less predictable price changes than the securities of larger companies.
Preferred Stock Risk—Preferred stockholders may have more limited voting rights than common stockholders. Holders of a company’s debt securities are generally paid before holders of the company’s preferred stock. The value and volatility of preferred stock may be dependent on factors that affect both fixed income securities and equity securities.
Equity Income/Interest Rate Risk—A Fund’s distributions to shareholders may decline when interest rates fall or when dividend income from investments in stocks declines.
Indexing Risk—The Fund invests a portion of its assets in underlying funds that employ index or passively managed strategies that are designed to approximate the investment characteristics and performance of specified indexes. Unlike an actively managed strategy, an index or passively managed strategy does not rely on a portfolio manager’s decision making with respect to which individual securities may outperform others. Securities in an index or passively managed strategy may be purchased, held, and sold by such underlying funds at times when an actively managed portfolio would not do so. In addition, performance of underlying funds using an index or passively managed strategy will deviate from the performance of the specified index, which is known as tracking error. Tracking error may be caused by: (i) fees and expenses associated with managing the underlying index strategy funds (whereas the benchmark index has no management fees or transaction expenses); (ii) changes to the index and the timing of the rebalancing of the underlying index strategy funds; and (iii) the timing of cash flows into and out of the underlying index strategy funds.
Risk/Return Bar Chart and Table
The Bar Chart and Average Annual Total Returns table demonstrate the risks of investing in the Fund, by showing how the Fund’s performance can change from year to year and by showing how the Fund’s average annual total returns compare with a broad-based securities market index, a custom benchmark, and a group of mutual funds with similar investment objectives. On August 25, 2015, the Fund changed its benchmark to the MSCI ACWI Index (Net) from the S&P 500 Index. Performance information for both these benchmarks is included in the following table. The Fund made this benchmark change to more closely align the benchmark with the Fund’s current asset allocation. On May 1, 2015, the Fund changed its custom benchmark to be comprised of up to three indexes. The former custom benchmark was comprised of two indexes. Performance information for both custom benchmarks is included in the following table. The Fund made this custom benchmark change to more closely align the custom benchmark with the Fund’s current asset allocation. The bar chart shows performance of the Fund’s Investor

M Shares (the Fund’s outstanding shares were renamed “Investor M Shares” on March 1, 2013). In the table, performance information for TM Shares prior to the inception date of that share class (March 1, 2013) is based on the performance of the Fund’s Investor M Shares. This prior performance has not been adjusted to reflect the actual fees and expenses paid by TM Shares. On March 1, 2013, certain transfer agency and administrative shareholder servicing fees for the Fund and for underlying Vantagepoint Funds changed in connection with the implementation of a new share class structure, resulting in no immediate increase in the Fund’s total expense ratio. In connection with these changes, the Fund’s transfer agent has contractually agreed to waive a portion of its fees on the T Shares of the underlying Index Funds through April 30, 2016. Should this agreement by the Fund’s transfer agent not be renewed, the Fund would experience an increase in fees. An increase in fees can adversely impact performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information for the Fund is available by calling 800-669-7400 or at www.icmarc.org/vpperformance.
Calendar Year Total Returns — Investor M Shares
Best Quarter	Worst Quarter
19.60%	-23.60%
(2nd Qtr 2009)	(4th Qtr 2008)

Average Annual Total Returns (for the periods ended December 31, 2014)	1 year	5 years	10 years
Model Portfolio Global Equity Growth Fund
Investor M Shares — Return before taxes	5.98%	12.02%	6.74%
Investor M Shares — Return after taxes on distributions	3.59%	11.13%	5.86%
Investor M Shares — Return after taxes on distributions and sale of fund shares	4.99%	9.51%	5.39%
TM Shares — Return before taxes	6.23%	12.12%	6.78%
MSCI ACWI Index (Net) (reflects no deductions for fees, expenses, or taxes)%		%	%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	13.69%	15.45%	7.67%
Custom Benchmark (reflects no deduction for fees, expenses, or taxes)	9.36%	13.40%	7.51%
Former Custom Benchmark (reflects no deductions for fees, expenses, or taxes)	9.82%	13.45%	7.05%
Morningstar Large Blend Funds Average (reflects no deduction for taxes)	10.96%	13.88%	7.02%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(a)/457 plans or individual retirement accounts. After-tax returns are shown for Investor M Shares only. After-tax returns for other classes will vary.
Because the Fund is a multi-asset class fund, the custom benchmark is intended to provide a better performance comparison than a broad-based, single asset class benchmark. The Fund’s custom benchmark is comprised of the S&P 500 Index, Russell 2000 Index, and MSCI ACWI ex USA Index (Net) in weighted percentages that correspond to the historical target allocations for the asset classes these indexes represent. These weightings will change to correspond with changes in the Fund’s target percentage asset allocations. The Fund’s former custom benchmark was comprised of two underlying indexes (the S&P 500 Index and the MSCI EAFE Index (Net)) and also tracked the historical target allocations.
Management
Investment Adviser
Vantagepoint Investment Advisers, LLC (“VIA”)
Portfolio Managers
Name	Title	Length of Service
Wayne Wicker, CFA	Senior Vice President and Chief Investment Officer	Portfolio Manager of the Fund since 2004
David Braverman, CFA	Managing Vice President of Investments	Portfolio Manager of the Fund since 2008
Lee Trenum, CFA	Director of Investments	Portfolio Manager of the Fund since 2005
Purchase and Sale of Fund Shares—TM Shares are available for purchase only by: (1) VantageTrust; (2) other common trust funds, collective investment funds or similar pooled investment vehicles established or maintained by VantageTrust Company or affiliated persons of it or of ICMA Retirement Corporation; and (3) insurance company separate accounts in which VantageTrust or a vehicle described in (2) above invests. Investor M Shares are available for purchase by any eligible Fund investor that does not qualify for investment in TM Shares.
There is no minimum investment except for Vantagepoint Elite investors. The minimum initial investment amount for Vantagepoint Elite investors is $5,000, and the minimum subsequent investment amount is $1,000 ($200 for purchases through an automatic investment program).
Shares of the Fund may be redeemed on any business day. To redeem shares that you own through an Individual Retirement Account (“IRA”), you must send your request, in writing, c/o Vantagepoint Transfer Agents, LLC, P.O. Box 17010, Baltimore, Maryland 21297-1010. You can call Investor Services at 800-669-7400 to obtain an IRA Account Withdrawal Form or a VantageCare Retirement Health Savings Plan (“RHS”) Benefits Reimbursements Request Form. For a VantageCare RHS Employer Investment Program (“EIP”) Payment Request Form, call Client Services at 800-326-7272.

Tax Information—Shareholders who invest in the Fund through a tax qualified plan ordinarily will not be taxed on distributions (whether ordinary income or capital gains) until they receive distributions or withdrawals from their plan. Distributions to Vantagepoint Elite investors will normally be taxed as ordinary income or capital gains when they are received.

Milestone Retirement Income Fund
Investment Objective
To seek to offer current income and opportunities for capital growth that have limited risk.
Fund Fees & Expenses
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees (fees paid directly from your investment)
Transaction fees (All share classes)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	TM Shares	Investor M shares
Management fees	0.10%	0.10%
Other expenses	0.04%	0.29%
Acquired fund fees and expenses[1,2]	0.40%	0.40%
Total annual fund operating expenses[1,2]	0.54%	0.79%
[1]	Shareholders of the Fund indirectly pay the fees and expenses of the Acquired funds. The Fund’s total annual fund operating expenses shown in this table do not correlate to the expense ratios shown in the Fund’s financial highlights for the most recent fiscal year, which reflect the Fund’s operating expenses and do not include Acquired fund fees and expenses.
[2]	Fees and expenses have been restated to reflect current fees and expenses.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
TM Shares	$55	$173	$302	$677
Investor M Shares	$81	$252	$439	$978
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended December 31, 2014, the Fund’s portfolio turnover rate was 37.31% of the average value of its portfolio.
Investments, Risks, and Performance
Principal Investment Strategies:  The Fund invests in a combination of other Vantagepoint Funds and one or more third party exchange-traded funds (“ETFs”) to seek to obtain exposure to approximately 63% fixed income investments, 30% equity investments, and 7% multi-strategy investments. Multi-strategy investments generally include asset classes and strategies that seek to provide additional diversification from traditional stocks and bonds. Examples may include convertible securities, derivative-based strategies and real estate investment trusts (REITs), among others.
This investment strategy is implemented by investing in the following funds at target allocations within the ranges indicated:
Fixed Income Funds	Allocation Range
Vantagepoint Low Duration Bond Fund	21% - 31%
Vantagepoint Core Bond Index Fund	16% - 26%
Vantagepoint Inflation Focused Fund	6% - 16%
Vantagepoint High Yield Fund	1% - 11%

Equity Funds	Allocation Range
Vantagepoint Equity Income Fund	2% - 12%
Vantagepoint Growth & Income Fund	2% - 12%
Vantagepoint Growth Fund	0% - 8%
Vantagepoint Select Value Fund	0% - 5%
Vantagepoint Mid/Small Company Index Fund	0% - 9%
Vantagepoint Aggressive Opportunities Fund	0% - 5%
Vantagepoint Discovery Fund	0% - 5%
Vantagepoint International Fund	1% - 11%
Third Party Emerging Markets ETF	0% - 5%

Multi-Strategy Fund	Allocation Range
Vantagepoint Diversifying Strategies Fund	2% - 12%
Subject to the supervision of the Fund’s Board of Directors, the Fund’s investment adviser may, at its discretion, increase or decrease the target allocations to the underlying funds within the above ranges and also within the above-stated asset class allocations to fixed income and equity funds and a multi-strategy fund. The Fund’s investment adviser monitors the Fund’s allocations and will “rebalance” its portfolio as necessary to return the Fund to, or close to, the intended asset allocation.
All percentages referred to above are based on the Fund’s net assets. The Fund invests in T Shares of the underlying Vantagepoint Funds.
The Milestone Retirement Income Fund may be appropriate for you if you have already begun to make gradual withdrawals, are seeking to preserve principal with some opportunity for inflation protection and growth, have a low tolerance for price fluctuations, or wish to invest for the short term.
Principal Investment Risks:  There is no guarantee that the Fund will achieve its investment objective. You may lose money by investing in the Fund. The Fund is not a complete solution for all of your retirement savings needs. An investment in the Fund includes the risk of loss. There is no guarantee that the Fund will provide adequate income at and through an investor’s retirement. Selecting the Fund (or any Vantagepoint Fund) does not guarantee that you will have adequate savings for retirement.
Asset Allocation Risk—Asset allocation risk is the risk that the selection of the underlying funds and the allocation of Fund assets among them will cause the Fund to lose money or to underperform other funds with similar investment objectives. In addition, there is the risk that the asset classes favored by the allocations will not perform as expected. The Fund’s investment adviser may alter the Fund’s asset allocation, as well as its Fund-level allocations, for reasons other than the passage of time. Any changes made in the underlying funds, such as changes in investment objectives or strategies, may affect the Fund’s performance.
Investing in Other Investment Companies—A Fund’s investment in another investment company (including another Fund) is subject to the risks associated with that investment company’s portfolio securities. For example, if the investment company holds common stocks, the Fund also would be exposed to the risk of investing in common stocks. In addition, when a Fund purchases shares of another investment company (including another Fund), the Fund will indirectly bear its proportionate share of the advisory fees and other operating expenses of such investment company. The fees and expenses of the other investment company are in addition to the Fund’s own fees and expenses.
ETF Risks—In addition to the risks associated with investing in other investment companies, an investment in an ETF may be subject to the following risks: (1) an ETF’s shares may trade above or below their net asset value; (2) an active trading market for the ETF’s shares may not develop or be maintained; (3) secondary market trading in an ETF’s shares may be halted; (4) an ETF may not accurately track the performance of the reference index; and (5) an ETF might hold troubled securities if those securities are held in the reference index.
The amount invested by this Fund in each underlying fund is exposed to the same risks as that underlying fund. These risks are summarized below.
Interest Rate Risk—Fixed income securities fluctuate in value as interest rates change. When interest rates rise, the market prices of fixed income securities will usually decrease; when interest rates fall, the market prices of fixed income securities usually will increase. Investments in fixed income securities may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives.
Credit Risk—An issuer of a fixed income security may be unable or unwilling to make payments of principal or interest to the holders of such securities or may declare bankruptcy. These events could cause a Fund to lose money.
Convertible Securities Risk—The value of a convertible security generally increases and decreases with the value of the underlying common stock, but may also be sensitive to changes in interest rates. Convertible securities generally have a higher risk of default and tend to be less liquid than traditional non-convertible securities. In addition, the convertible securities a Fund invests in may be rated below investment grade or may be unrated, which could increase their risks. Below investment grade securities are speculative and involve a greater risk of default than investment grade securities. The market prices of lower rated convertible securities also may experience greater volatility than the market prices of higher quality securities and may decline significantly in periods of general economic difficulty. A Fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or declares bankruptcy.
High Yield Securities Risk—Securities that are rated below “investment grade” (commonly known as “high yield securities” or “junk bonds”) or, if unrated, are considered by a subadviser to be of equivalent quality, are speculative and involve a greater risk of default than “investment grade” securities. The values of these securities are particularly sensitive to changes in issuer creditworthiness, and economic and political conditions. The market prices of these securities may decline significantly in periods of general economic difficulty, may be harder to value, and may be less liquid than higher rated securities.
Mortgage-Backed Securities Risk—Defaults on the mortgages underlying mortgage-backed securities may adversely affect the value of these securities. These securities are also subject to interest rate risk, credit risk, prepayment risk, and extension risk. Certain mortgage-backed securities may be more volatile and less liquid than other traditional types of fixed income securities.
Asset-Backed Securities Risk—Defaults on the assets underlying asset-backed securities may adversely affect the value of these securities. These securities are subject to risks associated with the nature of the underlying assets and are also subject to interest rate risk, credit risk, prepayment risk, and extension risk. Certain asset-backed securities may be more volatile and less liquid than other traditional types of fixed income securities.
U.S. Government Agency Securities Risk—Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. Further, there is no assurance that the U.S. Government will provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) that issue or guarantee certain securities. If a government agency or a government-sponsored enterprise is unable to meet its obligations, the Fund may experience a loss.
Stock Market Risk—Stock market risk is the possibility that the prices of equity securities overall will experience increased volatility and decline over short or extended periods. Markets tend to move in cycles, with periods of rising prices and periods of falling prices.
Foreign Securities Risk—Investments in foreign securities may involve the risk of loss due to political, economic, legal, regulatory, and operational uncertainties; differing accounting and financial reporting standards; limited availability of information; currency fluctuations; and higher transaction costs.
Emerging Markets Securities Risk—Investments in securities issued by companies located in emerging market countries may present risks different from, or greater than, the risks of investing in securities issued by companies located in developed foreign countries. Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. It is sometimes difficult to obtain and enforce court judgments in such countries and there is often a greater potential for nationalization or expropriation of assets by the government of an emerging market country. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in developed countries. Investments in securities issued by companies located in emerging market countries tend to be more volatile than investments in securities issued by companies located in developed foreign countries, and may be more difficult to value.
Mid-Cap Securities Risk—Investments in mid-capitalization companies involve greater risk than is customarily associated with investments in larger, more established companies. Equity securities of mid-capitalization companies generally trade in lower volume and are generally subject to greater and less predictable price changes than the securities of larger companies.
Derivative Instruments Risk—Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with more traditional investments, and may involve a small amount of investment relative to the amount of risk assumed. Risks associated with derivative instruments include: the risk that the other party to a derivative contract may not fulfill its obligations (counterparty risk); the risk that a particular derivative instrument, such as over-the-counter derivative instruments, may be difficult to purchase or sell (liquidity risk); the risk that certain derivative instruments are more sensitive to interest rate changes and market price fluctuations (interest rate and market risks); the risk of mispricing or improper valuation of the derivative instrument (valuation risk); the inability of the derivative instrument to correlate in value with its underlying asset, reference rate, or index (basis risk); the risk that the Fund may lose substantially more than the amount invested in the derivative instrument, and that the Fund may be forced to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements (leverage risk). There is no assurance that the Fund’s use of any derivatives strategy will succeed, or that the Fund will not lose money.
Indexing Risk—The Fund invests a portion of its assets in underlying funds that employ index or passively managed strategies that are designed to approximate the investment characteristics and performance of specified indexes. Unlike an actively managed strategy, an index or passively managed strategy does not rely on a portfolio manager’s decision making with respect to which individual securities may outperform others. Securities in an index or passively managed strategy may be purchased, held, and sold by such underlying funds at times when an actively managed portfolio would not do so. In addition, performance of underlying funds using an index or passively managed strategy will deviate from the performance of the specified index, which is known as tracking error. Tracking error may be caused by: (i) fees and expenses associated with managing the underlying index strategy funds (whereas the benchmark index has no management fees or transaction expenses); (ii) changes to the index and the timing of the rebalancing of the underlying index strategy funds; and (iii) the timing of cash flows into and out of the underlying index strategy funds.
Risk/Return Bar Chart and Table
The Bar Chart and Average Annual Total Returns table demonstrate the risks of investing in the Fund, by showing how the Fund’s performance can change from year to year and by showing how the Fund’s average annual total returns compare with a broad-based securities market index, a custom benchmark, and a group of mutual funds with similar investment objectives. On May 1, 2015, the Fund changed its custom benchmark to be comprised of up to six indexes. The former custom benchmark was comprised of two indexes. Performance information for both custom benchmarks is included in the following table. The Fund made this custom benchmark change to more closely align the custom benchmark with the Fund’s current asset allocation. The bar chart shows performance of the Fund’s Investor M Shares (the Fund’s outstanding shares were renamed “Investor M Shares” on March 1, 2013). In the table, performance information for TM Shares prior to the inception date of that share class (March 1, 2013) is based on the performance of the Fund’s Investor M Shares. This prior performance has not been adjusted to reflect the actual fees and expenses paid by TM Shares. On March 1, 2013, certain transfer agency and administrative shareholder servicing fees for the Fund and for underlying Vantagepoint Funds changed in connection with the implementation of a new share class structure, resulting in no immediate increase in the Fund’s total expense ratio. In connection with these changes, the Fund’s transfer agent has contractually agreed to waive a portion of its fees on the T Shares of the underlying Index Funds through April 30, 2016. Should this agreement by the Fund’s transfer agent not be renewed, the Fund would experience an increase in fees. An increase in fees can adversely impact performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information for the Fund is available by calling 800-669-7400 or at www.icmarc.org/vpperformance.
Calendar Year Total Returns — Investor M Shares
Best Quarter	Worst Quarter
8.32%	-7.10%
(2nd Qtr 2009)	(4th Qtr 2008)

Average Annual Total Returns (for the periods ended December 31, 2014)	1 year	5 years	10 years
Milestone Retirement Income Fund
Investor M Shares — Return before taxes	3.50%	5.21%	4.33%
Investor M Shares — Return after taxes on distributions	1.79%	4.25%	3.33%
Investor M Shares — Return after taxes on distributions and sale of fund shares	2.91%	3.91%	3.19%
TM Shares — Return before taxes	3.66%	5.30%	4.37%
Barclays U.S. Intermediate Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	4.12%	3.72%	4.34%
Custom Benchmark (reflects no deduction for fees, expenses, or taxes)	5.24%	6.89%	5.35%
Former Custom Benchmark (reflects no deductions for fees, expenses, or taxes)	7.41%	6.91%	5.37%
Morningstar Retirement Income Funds Average (reflects no deduction for taxes)	4.36%	6.53%	4.03%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(a)/457 plans or individual retirement accounts. After-tax returns are shown for Investor M Shares only. After-tax returns for other classes will vary.
Because the Fund is a multi-asset class fund, the custom benchmark is intended to provide a better performance comparison than a broad-based, single asset class benchmark. The Fund’s custom benchmark is comprised of the BofA Merrill Lynch 1-3 Year US Corporate & Government Index, Barclays U.S. Aggregate Bond Index, Barclays U.S. Treasury Inflation-Protected Securities Index (Series-L), S&P 500 Index, Russell 2000 Index, and MSCI ACWI ex USA Index (Net) in weighted percentages that correspond to the historical target allocations for the asset classes these indexes represent. These weightings will change to correspond with changes in the Fund’s target percentage asset allocations. The Fund’s former custom benchmark was comprised of two underlying indexes (the Barclays U.S. Intermediate Aggregate Bond Index and S&P 500 Index) and also tracked the historical target allocations.
Management
Investment Adviser
Vantagepoint Investment Advisers, LLC (“VIA”)
Portfolio Managers
Name	Title	Length of Service
Wayne Wicker, CFA	Senior Vice President and Chief Investment Officer	Portfolio Manager of the Fund since 2005
David Braverman, CFA	Managing Vice President of Investments	Portfolio Manager of the Fund since 2008
Lee Trenum, CFA	Director of Investments	Portfolio Manager of the Fund since 2005
Purchase and Sale of Fund Shares—TM Shares are available for purchase only by: (1) VantageTrust; (2) other common trust funds, collective investment funds or similar pooled investment vehicles established or maintained by VantageTrust Company or affiliated persons of it or of ICMA Retirement Corporation; and (3) insurance company separate accounts in which VantageTrust or a vehicle described in (2) above invests. Investor M Shares are available for purchase by any eligible Fund investor that does not qualify for investment in TM Shares.
There is no minimum investment except for Vantagepoint Elite investors. The minimum initial investment amount for Vantagepoint Elite investors is $5,000, and the minimum subsequent investment amount is $1,000 ($200 for purchases through an automatic investment program).
Shares of the Fund may be redeemed on any business day. To redeem shares that you own through an Individual Retirement Account (“IRA”), you must send your request, in writing, c/o Vantagepoint Transfer Agents, LLC, P.O. Box 17010, Baltimore, Maryland 21297-1010. You can call Investor Services at 800-669-7400 to obtain an IRA Account Withdrawal Form or a VantageCare Retirement Health Savings Plan (“RHS”) Benefits Reimbursements Request Form. For a VantageCare RHS Employer Investment Program (“EIP”) Payment Request Form, call Client Services at 800-326-7272.
Tax Information—Shareholders who invest in the Fund through a tax qualified plan ordinarily will not be taxed on distributions (whether ordinary income or capital gains) until they receive distributions or withdrawals from their plan. Distributions to Vantagepoint Elite investors will normally be taxed as ordinary income or capital gains when they are received.

Milestone 2010 Fund
Investment Objective
To offer high total return consistent with the Fund’s current asset allocation.
Fund Fees & Expenses
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees (fees paid directly from your investment)
Transaction fees (All share classes)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	TM Shares	Investor M Shares
Management fees	0.10%	0.10%
Other expenses	0.04%	0.29%
Acquired fund fees and expenses[1,2]	0.41%	0.41%
Total annual fund operating expenses[1,2]	0.55%	0.80%
[1]	Shareholders of the Fund indirectly pay the fees and expenses of the Acquired funds. The Fund’s total annual fund operating expenses shown in this table do not correlate to the expense ratios shown in the Fund’s financial highlights for the most recent fiscal year, which reflect the Fund’s operating expenses and do not include Acquired fund fees and expenses.
[2]	Fees and expenses have been restated to reflect current fees and expenses.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
TM Shares	$56	$176	$307	$689
Investor M Shares	$82	$255	$444	$990
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended December 31, 2014, the Fund’s portfolio turnover rate was 39.36% of the average value of its portfolio.
Investments, Risks, and Performance
Principal Investment Strategies:  The Fund invests in a combination of other Vantagepoint Funds and one or more third party exchange-traded funds (“ETFs”) using an asset allocation strategy designed for investors who retired in or around the year 2010 and would like to make gradual withdrawals from the Fund. The Fund invests in a combination of equity, fixed income, and multi-strategy investments that the Fund’s investment adviser believes to be appropriate. Multi-strategy investments generally include asset classes and strategies that seek to provide additional diversification from traditional stocks and bonds. Examples may include convertible securities, derivative-based strategies, and real estate investment trusts (REITs), among others. As time elapses, the Fund’s allocation to equity and multi-strategy investments decreases and the Fund’s allocation to fixed income investments increases so that by June 30 of the year 2020 (10 years after the year indicated in the Fund’s name), the Fund’s net assets will be invested approximately 30% in equity funds, 63% in fixed income funds, and 7% in the multi-strategy fund.
The Fund’s allocations will change over time. The Fund invests in the following funds at target allocations within the current ranges indicated:
Fixed Income Funds	Allocation Range
Vantagepoint Low Duration Bond Fund	14% - 24%
Vantagepoint Core Bond Index Fund	17% - 27%
Vantagepoint Inflation Focused Fund	5% - 15%
Vantagepoint High Yield Fund	1% - 11%

Equity Funds	Allocation Range
Vantagepoint Equity Income Fund	3% - 13%
Vantagepoint Growth & Income Fund	2% - 12%
Vantagepoint Growth Fund	0% - 10%
Vantagepoint Select Value Fund	0% - 5%
Vantagepoint Mid/Small Company Index Fund	0% - 9%
Vantagepoint Aggressive Opportunities Fund	0% - 5%
Vantagepoint Discovery Fund	0% - 5%
Vantagepoint International Fund	2% - 12%
Third Party Emerging Markets ETF	0% - 5%

Multi-Strategy Fund	Allocation Range
Vantagepoint Diversifying Strategies Fund	4% - 14%
Subject to the supervision of the Fund’s Board of Directors, the Fund’s investment adviser may, at its discretion, increase or decrease the target allocations to the underlying funds. The Fund’s investment adviser monitors the Fund’s allocations and will “rebalance” its portfolio as necessary to return the Fund to, or close to, the intended asset allocation.
The Fund is designed to “age” so that its asset allocation becomes more conservative over time until it achieves a final constant asset allocation approximately 10 years after the year 2010. This is intended to reduce investment risk as investors move towards and into retirement.

The sequence of asset allocation changes that the Fund is expected to follow over time (“glide path”) is illustrated below.
The current asset mix (as of the date of this prospectus) is approximately 33% equity, 58% fixed income, and 9% multi-strategy. The asset mix will continue to become more conservative for 5 more years until the equity allocation is reduced to approximately 30%, the multi-strategy allocation is reduced to approximately 7%, and the fixed income allocation is increased to approximately 63%. At that time (10 years after 2010), the Fund will reach its “landing point” and its target asset allocation will become constant. The glide path followed before January 4, 2010 had a different asset allocation and did not continue to age after the year in the Fund’s name. The glide path followed before May 1, 2014 had a different asset allocation to fixed income, equity and multi-strategy investments. After the Fund reaches its final constant target allocations, the Fund’s investment adviser is expected to recommend, and the Fund’s Board of Directors may approve, combining the Fund with the Milestone Retirement Income Fund, which is expected to have approximately the same asset allocation as the Fund at that time.
All percentages referred to above are based on the Fund’s net assets. The Fund invests in T Shares of the underlying Vantagepoint Funds.
This Fund may be appropriate for you if you retired in or around the year 2010 and would like to make gradual withdrawals from the Fund.
Principal Investment Risks:  There is no guarantee that the Fund will achieve its investment objective. You may lose money by investing in the Fund. The Fund is not a complete solution for all of your retirement savings needs. An investment in the Fund includes the risk of loss, including near, at or after the target date of the Fund. There is no guarantee that the Fund will provide adequate income at and through an investor’s retirement. Selecting the Fund (or any Vantagepoint Fund) does not guarantee that you will have adequate savings for retirement.
Asset Allocation Risk—Asset allocation risk is the risk that the selection of the underlying funds and the allocation of Fund assets among them will cause the Fund to lose money or to underperform other funds with similar investment objectives. In addition, there is the risk that the asset classes favored by the allocations will not perform as expected. The Fund’s investment adviser may alter the Fund’s asset allocation, as well as its Fund-level allocations, for reasons other than the passage of time. Any changes made in the underlying funds, such as changes in investment objectives or strategies, may affect the Fund’s performance.
Investing in Other Investment Companies—A Fund’s investment in another investment company (including another Fund) is subject to the risks associated with that investment company’s portfolio securities. For example, if the investment company holds common stocks, the Fund also would be exposed to the risk of investing in common stocks. In addition, when a Fund purchases shares of another investment company (including another Fund), the Fund will indirectly bear its proportionate share of the advisory fees and other operating expenses of such investment company. The fees and expenses of the other investment company are in addition to the Fund’s own fees and expenses.
ETF Risks—In addition to the risks associated with investing in other investment companies, an investment in an ETF may be subject to the following risks: (1) an ETF’s shares may trade above or below their net asset value; (2) an active trading market for the ETF’s shares may not develop or be maintained; (3) secondary market trading in an ETF’s shares may be halted; (4) an ETF may not accurately track the performance of the reference index; and (5) an ETF might hold troubled securities if those securities are held in the reference index.
The amount invested by this Fund in each underlying fund is exposed to the same risks as that underlying fund. These risks are summarized below.
Interest Rate Risk—Fixed income securities fluctuate in value as interest rates change. When interest rates rise, the market prices of fixed income securities will usually decrease; when interest rates fall, the market prices of fixed income securities usually will increase. Investments in fixed income securities may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives.
Credit Risk—An issuer of a fixed income security may be unable or unwilling to make payments of principal or interest to the holders of such securities or may declare bankruptcy. These events could cause a Fund to lose money.
Mortgage-Backed Securities Risk—Defaults on the mortgages underlying mortgage-backed securities may adversely affect the value of these securities. These securities are also subject to interest rate risk, credit risk, prepayment risk, and extension risk. Certain mortgage-backed securities may be more volatile and less liquid than other traditional types of fixed income securities.
Convertible Securities Risk—The value of a convertible security generally increases and decreases with the value of the underlying common stock, but may also be sensitive to changes in interest rates. Convertible securities generally have a higher risk of default and tend to be less liquid than traditional non-convertible securities. In addition, the convertible securities a Fund invests in may be rated below investment grade or may be unrated, which could increase their risks. Below investment grade securities are speculative and involve a greater risk of default than investment grade securities. The market prices of lower rated convertible securities also may experience greater volatility than the market prices of higher quality securities and may decline significantly in periods of general economic difficulty. A Fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or declares bankruptcy.
High Yield Securities Risk—Securities that are rated below “investment grade” (commonly known as “high yield securities” or “junk bonds”) or, if unrated, are considered by a subadviser to be of equivalent quality, are speculative and involve a greater risk of default than “investment grade” securities. The values of these securities are particularly sensitive to changes in issuer creditworthiness, and economic and political conditions. The market prices of these securities may decline significantly in periods of general economic difficulty, may be harder to value, and may be less liquid than higher rated securities.
Asset-Backed Securities Risk—Defaults on the assets underlying asset-backed securities may adversely affect the value of these securities. These securities are subject to risks associated with the nature of the underlying assets and are also subject to interest rate risk, credit risk, prepayment risk, and extension risk. Certain asset-backed securities may be more volatile and less liquid than other traditional types of fixed income securities.
U.S. Government Agency Securities Risk—Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. Further, there is no assurance that the U.S. Government will provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) that issue or guarantee certain securities. If a government agency or a government-sponsored enterprise is unable to meet its obligations, the Fund may experience a loss.
Stock Market Risk—Stock market risk is the possibility that the prices of equity securities overall will experience increased volatility and decline over short or extended periods. Markets tend to move in cycles, with periods of rising prices and periods of falling prices.
Foreign Securities Risk—Investments in foreign securities may involve the risk of loss due to political, economic, legal, regulatory, and operational uncertainties; differing accounting and financial reporting standards; limited availability of information; currency fluctuations; and higher transaction costs.
Emerging Markets Securities Risk—Investments in securities issued by companies located in emerging market countries may present risks different from, or greater than, the risks of investing in securities issued by companies located in developed foreign countries. Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. It is sometimes difficult to obtain and enforce court judgments in such countries and there is often a greater potential for nationalization or expropriation of assets by the government of an emerging market country. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in developed countries. Investments in securities issued by companies located in emerging market countries tend to be more volatile than investments in securities issued by companies located in developed foreign countries, and may be more difficult to value.
Mid-Cap Securities Risk—Investments in mid-capitalization companies involve greater risk than is customarily associated with investments in larger, more established companies. Equity securities of mid-capitalization companies generally trade in lower volume and are generally subject to greater and less predictable price changes than the securities of larger companies.
Derivative Instruments Risk—Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with more traditional investments, and may involve a small amount of investment relative to the amount of risk assumed. Risks associated with derivative instruments include: the risk that the other party to a derivative contract may not fulfill its obligations (counterparty risk); the risk that a particular derivative instrument, such as over-the-counter derivative instruments, may be difficult to purchase or sell (liquidity risk); the risk that certain derivative instruments are more sensitive to interest rate changes and market price fluctuations (interest rate and market risks); the risk of mispricing or improper valuation of the derivative instrument (valuation risk); the inability of the derivative instrument to correlate in value with its underlying asset, reference rate, or index (basis risk); the risk that the Fund may lose substantially more than the amount invested in the derivative instrument, and that the Fund may be forced to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements (leverage risk). There is no assurance that the Fund’s use of any derivatives strategy will succeed, or that the Fund will not lose money.
Indexing Risk—The Fund invests a portion of its assets in underlying funds that employ index or passively managed strategies that are designed to approximate the investment characteristics and performance of specified indexes. Unlike an actively managed strategy, an index or passively managed strategy does not rely on a portfolio manager’s decision making with respect to which individual securities may outperform others. Securities in an index or passively managed strategy may be purchased, held, and sold by such underlying funds at times when an actively managed portfolio would not do so. In addition, performance of underlying funds using an index or passively managed strategy will deviate from the performance of the specified index, which is known as tracking error. Tracking error may be caused by: (i) fees and expenses associated with managing the underlying index strategy funds (whereas the benchmark index has no management fees or transaction expenses); (ii) changes to the index and the timing of the rebalancing of the underlying index strategy funds; and (iii) the timing of cash flows into and out of the underlying index strategy funds.
Risk/Return Bar Chart and Table
The Bar Chart and Average Annual Total Returns table demonstrate the risks of investing in the Fund, by showing how the Fund’s performance can change from year to year and by showing how the Fund’s average annual total returns compare with a broad-based securities market index, a custom benchmark, and a group of mutual funds with similar investment objectives. On

May 1, 2015, the Fund changed its custom benchmark to be comprised of up to six indexes. The former custom benchmark was comprised of two indexes. Performance information for both custom benchmarks is included in the following table. The Fund made this custom benchmark change to more closely align the custom benchmark with the Fund’s current asset allocation. The bar chart shows performance of the Fund’s Investor M Shares (the Fund’s outstanding shares were renamed “Investor M Shares” on March 1, 2013). In the table, performance information for TM Shares prior to the inception date of that share class (March 1, 2013) is based on the performance of the Fund’s Investor M Shares. This prior performance has not been adjusted to reflect the actual fees and expenses paid by TM Shares. On March 1, 2013, certain transfer agency and administrative shareholder servicing fees for the Fund and for underlying Vantagepoint Funds changed in connection with the implementation of a new share class structure, resulting in no immediate increase in the Fund’s total expense ratio. In connection with these changes, the Fund’s transfer agent has contractually agreed to waive a portion of its fees on the T Shares of the underlying Index Funds through April 30, 2016. Should this agreement by the Fund’s transfer agent not be renewed, the Fund would experience an increase in fees. An increase in fees can adversely impact performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information for the Fund is available by calling 800-669-7400 or at www.icmarc.org/vpperformance.
Calendar Year Total Returns — Investor M Shares
Best Quarter	Worst Quarter
9.28%	-8.96%
(2nd Qtr 2009)	(4th Qtr 2008)

Average Annual Total Returns (for the periods ended December 31, 2014)	1 year	5 years	10 years
Milestone 2010 Fund
Investor M Shares — Return before taxes	3.94%	6.84%	5.10%
Investor M Shares — Return after taxes on distributions	1.49%	5.71%	4.03%
Investor M Shares — Return after taxes on distributions and sale of fund shares	3.79%	5.24%	3.88%
TM Shares — Return before taxes	4.11%	6.94%	5.14%
Barclays U.S. Intermediate Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	4.12%	3.72%	4.34%
Custom Benchmark (reflects no deduction for fees, expenses, or taxes)	6.08%	8.79%	6.27%
Former Custom Benchmark (reflects no deductions for fees, expenses, or taxes)	8.12%	8.95%	6.23%
Morningstar Target Date 2000-2010 Funds Average (reflects no deduction for taxes)	4.10%	6.83%	4.49%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(a)/457 plans or individual retirement accounts. After-tax returns are shown for Investor M Shares only. After-tax returns for other classes will vary.
Because the Fund is a multi-asset class fund, the custom benchmark is intended to provide a better performance comparison than a broad-based, single asset class benchmark. The Fund’s custom benchmark is comprised of the BofA Merrill Lynch 1-3 Year US Corporate & Government Index, Barclays U.S. Aggregate Bond Index, Barclays U.S. Treasury Inflation-Protected Securities Index (Series-L), S&P 500 Index, Russell 2000 Index, and MSCI ACWI ex USA Index (Net) in weighted percentages that correspond to the historical target allocations for the asset classes these indexes represent. These weightings will change to correspond with changes in the Fund’s target percentage asset allocations. The Fund’s former custom benchmark was comprised of two underlying indexes (the Barclays U.S. Intermediate Aggregate Bond Index and S&P 500 Index) and also tracked the historical target allocations.
Management
Investment Adviser
Vantagepoint Investment Advisers, LLC (“VIA”)
Portfolio Managers
Name	Title	Length of Service
Wayne Wicker, CFA	Senior Vice President and Chief Investment Officer	Portfolio Manager of the Fund since 2005
David Braverman, CFA	Managing Vice President of Investments	Portfolio Manager of the Fund since 2008
Lee Trenum, CFA	Director of Investments	Portfolio Manager of the Fund since 2005
Purchase and Sale of Fund Shares—TM Shares are available for purchase only by: (1) VantageTrust; (2) other common trust funds, collective investment funds or similar pooled investment vehicles established or maintained by VantageTrust Company or affiliated persons of it or of ICMA Retirement Corporation; and (3) insurance company separate accounts in which VantageTrust or a vehicle described in (2) above invests. Investor M Shares are available for purchase by any eligible Fund investor that does not qualify for investment in TM Shares.
There is no minimum investment except for Vantagepoint Elite investors. The minimum initial investment amount for Vantagepoint Elite investors is $5,000, and the minimum subsequent investment amount is $1,000 ($200 for purchases through an automatic investment program).
Shares of the Fund may be redeemed on any business day. To redeem shares that you own through an Individual Retirement Account (“IRA”), you must send your request, in writing, c/o Vantagepoint Transfer Agents, LLC, P.O. Box 17010, Baltimore, Maryland 21297-1010. You can call Investor Services at 800-669-7400 to obtain an IRA Account Withdrawal Form or a VantageCare Retirement Health Savings Plan (“RHS”) Benefits Reimbursements Request Form. For a VantageCare RHS Employer Investment Program (“EIP”) Payment Request Form, call Client Services at 800-326-7272.
Tax Information—Shareholders who invest in the Fund through a tax qualified plan ordinarily will not be taxed on distributions (whether ordinary income or capital gains) until they receive distributions or withdrawals from their plan. Distributions to Vantagepoint Elite investors will normally be taxed as ordinary income or capital gains when they are received.

Milestone 2015 Fund
Investment Objective
To offer high total return consistent with the Fund’s current asset allocation.
Fund Fees & Expenses
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees (fees paid directly from your investment)
Transaction fees (All share classes)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	TM Shares	Investor M Shares
Management fees	0.10%	0.10%
Other expenses	0.03%	0.28%
Acquired fund fees and expenses[1,2]	0.42%	0.42%
Total annual fund operating expenses[1,2]	0.55%	0.80%
[1]	Shareholders of the Fund indirectly pay the fees and expenses of the Acquired funds. The Fund’s total annual fund operating expenses shown in this table do not correlate to the expense ratios shown in the Fund’s financial highlights for the most recent fiscal year, which reflect the Fund’s operating expenses and do not include Acquired fund fees and expenses.
[2]	Fees and expenses have been restated to reflect current fees and expenses.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
TM Shares	$56	$176	$307	$689
Investor M Shares	$82	$255	$444	$990
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended December 31, 2014, the Fund’s portfolio turnover rate was 35.18% of the average value of its portfolio.
Investments, Risks, and Performance
Principal Investment Strategies:  The Fund invests in a combination of other Vantagepoint Funds and one or more third party exchange-traded funds (“ETFs”) using an asset allocation strategy designed for investors who expect to begin making gradual withdrawals from the Fund, typically at or after retirement (assumed to occur at age 60), in or around the year 2015. The Fund invests in a combination of equity, fixed income, and multi-strategy investments that the Fund’s investment adviser believes to be appropriate. Multi-strategy investments generally include asset classes and strategies that seek to provide additional diversification from traditional stocks and bonds. Examples may include convertible securities, derivative-based strategies, and real estate investment trusts (REITs), among others. As time elapses, the Fund’s allocation to equity and multi-strategy investments decreases and the Fund’s allocation to fixed income investments increases so that by June 30 of the year 2025 (10 years after the year indicated in the Fund’s name), the Fund’s net assets will be invested approximately 30% in equity funds, 63% in fixed income funds, and 7% in the multi-strategy fund.
The Fund’s allocations will change over time. The Fund invests in the following funds at target allocations within the current ranges indicated:
Fixed Income Funds	Allocation Range
Vantagepoint Low Duration Bond Fund	12% - 22%
Vantagepoint Core Bond Index Fund	15% - 25%
Vantagepoint Inflation Focused Fund	2% - 12%
Vantagepoint High Yield Fund	0% - 10%

Equity Funds	Allocation Range
Vantagepoint Equity Income Fund	5% - 15%
Vantagepoint Growth & Income Fund	2% - 12%
Vantagepoint Growth Fund	1% - 11%
Vantagepoint Select Value Fund	0% - 5%
Vantagepoint Mid/Small Company Index Fund	0% - 10%
Vantagepoint Aggressive Opportunities Fund	0% - 5%
Vantagepoint Discovery Fund	0% - 5%
Vantagepoint International Fund	3% - 13%
Third Party Emerging Markets ETF	0% - 5%

Multi-Strategy Fund	Allocation Range
Vantagepoint Diversifying Strategies Fund	7% - 17%
Subject to the supervision of the Fund’s Board of Directors, the Fund’s investment adviser may, at its discretion, increase or decrease the target allocations to the underlying funds. The Fund’s investment adviser monitors the Fund’s allocations and will “rebalance” its portfolio as necessary to return the Fund to, or close to, the intended asset allocation.
The Fund is designed to “age” so that its asset allocation becomes more conservative over time until it achieves a final constant asset allocation approximately 10 years after the year 2015. This is intended to reduce investment risk as investors move towards and into retirement.

The sequence of asset allocation changes that the Fund is expected to follow over time (“glide path”) is illustrated below.
The current asset mix (as of the date of this prospectus) is approximately 40% equity, 48% fixed income, and 12% multi-strategy. The asset mix will continue to become more conservative for 10 more years until the equity allocation is reduced to approximately 30%, the multi-strategy allocation is reduced to approximately 7%, and the fixed income allocation is increased to approximately 63%. At that time (10 years after 2015), the Fund will reach its “landing point” and its target asset allocation will become constant. The glide path followed before January 4, 2010 had a different asset allocation and did not continue to age after the year in the Fund’s name. The glide path followed before May 1, 2014 had a different asset allocation to fixed income, equity and multi-strategy investments. After the Fund reaches its final constant target allocations, the Fund’s investment adviser is expected to recommend, and the Fund’s Board of Directors may approve, combining the Fund with the Milestone Retirement Income Fund, which is expected to have approximately the same asset allocation as the Fund at that time.
All percentages referred to above are based on the Fund’s net assets. The Fund invests in T Shares of the underlying Vantagepoint Funds.
This Fund may be appropriate for you if you plan to begin making gradual withdrawals from the Fund, typically at or after your retirement, in or around the year 2015.
Principal Investment Risks:  There is no guarantee that the Fund will achieve its investment objective. You may lose money by investing in the Fund. The Fund is not a complete solution for all of your retirement savings needs. An investment in the Fund includes the risk of loss, including near, at or after the target date of the Fund. There is no guarantee that the Fund will provide adequate income at and through an investor’s retirement. Selecting the Fund (or any Vantagepoint Fund) does not guarantee that you will have adequate savings for retirement.
Asset Allocation Risk—Asset allocation risk is the risk that the selection of the underlying funds and the allocation of Fund assets among them will cause the Fund to lose money or to underperform other funds with similar investment objectives. In addition, there is the risk that the asset classes favored by the allocations will not perform as expected. The Fund’s investment adviser may alter the Fund’s asset allocation, as well as its Fund-level allocations, for reasons other than the passage of time. Any changes made in the underlying funds, such as changes in investment objectives or strategies, may affect the Fund’s performance.
Investing in Other Investment Companies—A Fund’s investment in another investment company (including another Fund) is subject to the risks associated with that investment company’s portfolio securities. For example, if the investment company holds common stocks, the Fund also would be exposed to the risk of investing in common stocks. In addition, when a Fund purchases shares of another investment company (including another Fund), the Fund will indirectly bear its proportionate share of the advisory fees and other operating expenses of such investment company. The fees and expenses of the other investment company are in addition to the Fund’s own fees and expenses.
ETF Risks—In addition to the risks associated with investing in other investment companies, an investment in an ETF may be subject to the following risks: (1) an ETF’s shares may trade above or below their net asset value; (2) an active trading market for the ETF’s shares may not develop or be maintained; (3) secondary market trading in an ETF’s shares may be halted; (4) an ETF may not accurately track the performance of the reference index; and (5) an ETF might hold troubled securities if those securities are held in the reference index.
The amount invested by this Fund in each underlying fund is exposed to the same risks as that underlying fund. These risks are summarized below.
Interest Rate Risk—Fixed income securities fluctuate in value as interest rates change. When interest rates rise, the market prices of fixed income securities will usually decrease; when interest rates fall, the market prices of fixed income securities usually will increase. Investments in fixed income securities may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives.
Credit Risk—An issuer of a fixed income security may be unable or unwilling to make payments of principal or interest to the holders of such securities or may declare bankruptcy. These events could cause a Fund to lose money.
Mortgage-Backed Securities Risk—Defaults on the mortgages underlying mortgage-backed securities may adversely affect the value of these securities. These securities are also subject to interest rate risk, credit risk, prepayment risk, and extension risk. Certain mortgage-backed securities may be more volatile and less liquid than other traditional types of fixed income securities.
Convertible Securities Risk—The value of a convertible security generally increases and decreases with the value of the underlying common stock, but may also be sensitive to changes in interest rates. Convertible securities generally have a higher risk of default and tend to be less liquid than traditional non-convertible securities. In addition, the convertible securities a Fund invests in may be rated below investment grade or may be unrated, which could increase their risks. Below investment grade securities are speculative and involve a greater risk of default than investment grade securities. The market prices of lower rated convertible securities also may experience greater volatility than the market prices of higher quality securities and may decline significantly in periods of general economic difficulty. A Fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or declares bankruptcy.
High Yield Securities Risk—Securities that are rated below “investment grade” (commonly known as “high yield securities” or “junk bonds”) or, if unrated, are considered by a subadviser to be of equivalent quality, are speculative and involve a greater risk of default than “investment grade” securities. The values of these securities are particularly sensitive to changes in issuer creditworthiness, and economic and political conditions. The market prices of these securities may decline significantly in periods of general economic difficulty, may be harder to value, and may be less liquid than higher rated securities.
Asset-Backed Securities Risk—Defaults on the assets underlying asset-backed securities may adversely affect the value of these securities. These securities are subject to risks associated with the nature of the underlying assets and are also subject to interest rate risk, credit risk, prepayment risk, and extension risk. Certain asset-backed securities may be more volatile and less liquid than other traditional types of fixed income securities.
U.S. Government Agency Securities Risk—Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. Further, there is no assurance that the U.S. Government will provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) that issue or guarantee certain securities. If a government agency or a government-sponsored enterprise is unable to meet its obligations, the Fund may experience a loss.
Stock Market Risk—Stock market risk is the possibility that the prices of equity securities overall will experience increased volatility and decline over short or extended periods. Markets tend to move in cycles, with periods of rising prices and periods of falling prices.
Foreign Securities Risk—Investments in foreign securities may involve the risk of loss due to political, economic, legal, regulatory, and operational uncertainties; differing accounting and financial reporting standards; limited availability of information; currency fluctuations; and higher transaction costs.
Emerging Markets Securities Risk—Investments in securities issued by companies located in emerging market countries may present risks different from, or greater than, the risks of investing in securities issued by companies located in developed foreign countries. Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. It is sometimes difficult to obtain and enforce court judgments in such countries and there is often a greater potential for nationalization or expropriation of assets by the government of an emerging market country. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in developed countries. Investments in securities issued by companies located in emerging market countries tend to be more volatile than investments in securities issued by companies located in developed foreign countries, and may be more difficult to value.
Mid-Cap Securities Risk—Investments in mid-capitalization companies involve greater risk than is customarily associated with investments in larger, more established companies. Equity securities of mid-capitalization companies generally trade in lower volume and are generally subject to greater and less predictable price changes than the securities of larger companies.
Derivative Instruments Risk—Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with more traditional investments, and may involve a small amount of investment relative to the amount of risk assumed. Risks associated with derivative instruments include: the risk that the other party to a derivative contract may not fulfill its obligations (counterparty risk); the risk that a particular derivative instrument, such as over-the-counter derivative instruments, may be difficult to purchase or sell (liquidity risk); the risk that certain derivative instruments are more sensitive to interest rate changes and market price fluctuations (interest rate and market risks); the risk of mispricing or improper valuation of the derivative instrument (valuation risk); the inability of the derivative instrument to correlate in value with its underlying asset, reference rate, or index (basis risk); the risk that the Fund may lose substantially more than the amount invested in the derivative instrument, and that the Fund may be forced to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements (leverage risk). There is no assurance that the Fund’s use of any derivatives strategy will succeed, or that the Fund will not lose money.
Indexing Risk—The Fund invests a portion of its assets in underlying funds that employ index or passively managed strategies that are designed to approximate the investment characteristics and performance of specified indexes. Unlike an actively managed strategy, an index or passively managed strategy does not rely on a portfolio manager’s decision making with respect to which individual securities may outperform others. Securities in an index or passively managed strategy may be purchased, held, and sold by such underlying funds at times when an actively managed portfolio would not do so. In addition, performance of underlying funds using an index or passively managed strategy will deviate from the performance of the specified index, which is known as tracking error. Tracking error may be caused by: (i) fees and expenses associated with managing the underlying index strategy funds (whereas the benchmark index has no management fees or transaction expenses); (ii) changes to the index and the timing of the rebalancing of the underlying index strategy funds; and (iii) the timing of cash flows into and out of the underlying index strategy funds.
Risk/Return Bar Chart and Table
The Bar Chart and Average Annual Total Returns table demonstrate the risks of investing in the Fund, by showing how the Fund’s performance can change from year to year and by showing how the Fund’s average annual total returns compare with a broad-based securities market index, a custom benchmark, and a group of mutual funds with similar investment objectives. On

May 1, 2015, the Fund changed its custom benchmark to be comprised of up to six indexes. The former custom benchmark was comprised of two indexes. Performance information for both custom benchmarks is included in the following table. The Fund made this custom benchmark change to more closely align the custom benchmark with the Fund’s current asset allocation. The bar chart shows performance of the Fund’s Investor M Shares (the Fund’s outstanding shares were renamed “Investor M Shares” on March 1, 2013). In the table, performance information for TM Shares prior to the inception date of that share class (March 1, 2013) is based on the performance of the Fund’s Investor M Shares. This prior performance has not been adjusted to reflect the actual fees and expenses paid by TM Shares. On March 1, 2013, certain transfer agency and administrative shareholder servicing fees for the Fund and for underlying Vantagepoint Funds changed in connection with the implementation of a new share class structure, resulting in no immediate increase in the Fund’s total expense ratio. In connection with these changes, the Fund’s transfer agent has contractually agreed to waive a portion of its fees on the T Shares of the underlying Index Funds through April 30, 2016. Should this agreement by the Fund’s transfer agent not be renewed, the Fund would experience an increase in fees. An increase in fees can adversely impact performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information for the Fund is available by calling 800-669-7400 or at www.icmarc.org/vpperformance.
Calendar Year Total Returns — Investor M Shares
Best Quarter	Worst Quarter
11.66%	-12.63%
(2nd Qtr 2009)	(4th Qtr 2008)

Average Annual Total Returns (for the periods ended December 31, 2014)	1 year	5 years	10 years
Milestone 2015 Fund
Investor M Shares — Return before taxes	4.23%	7.72%	5.42%
Investor M Shares — Return after taxes on distributions	1.42%	6.58%	4.42%
Investor M Shares — Return after taxes on distributions and sale of fund shares	4.26%	5.94%	4.20%
TM Shares — Return before taxes	4.48%	7.82%	5.47%
Barclays U.S. Intermediate Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	4.12%	3.72%	4.34%
Custom Benchmark (reflects no deduction for fees, expenses, or taxes)	6.44%	9.62%	6.58%
Former Custom Benchmark (reflects no deductions for fees, expenses, or taxes)	8.87%	9.87%	6.38%
Morningstar Target Date 2011-2015 Funds Average (reflects no deduction for taxes)	4.48%	7.40%	4.45%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(a)/457 plans or individual retirement accounts. After-tax returns are shown for Investor M Shares only. After-tax returns for other classes will vary.
Because the Fund is a multi-asset class fund, the custom benchmark is intended to provide a better performance comparison than a broad-based, single asset class benchmark. The Fund’s custom benchmark is comprised of the BofA Merrill Lynch 1-3 Year US Corporate & Government Index, Barclays U.S. Aggregate Bond Index, Barclays U.S. Treasury Inflation-Protected Securities Index (Series-L), S&P 500 Index, Russell 2000 Index, and MSCI ACWI ex USA Index (Net) in weighted percentages that correspond to the historical target allocations for the asset classes these indexes represent. These weightings will change to correspond with changes in the Fundֹ’s target percentage asset allocations. The Fund’s former custom benchmark was comprised of two underlying indexes (the Barclays U.S. Intermediate Aggregate Bond Index and S&P 500 Index) and also tracked the historical target allocations.
Management
Investment Adviser
Vantagepoint Investment Advisers, LLC (“VIA”)
Portfolio Managers
Name	Title	Length of Service
Wayne Wicker, CFA	Senior Vice President and Chief Investment Officer	Portfolio Manager of the Fund since 2005
David Braverman, CFA	Managing Vice President of Investments	Portfolio Manager of the Fund since 2008
Lee Trenum, CFA	Director of Investments	Portfolio Manager of the Fund since 2005
Purchase and Sale of Fund Shares—TM Shares are available for purchase only by: (1) VantageTrust; (2) other common trust funds, collective investment funds or similar pooled investment vehicles established or maintained by VantageTrust Company or affiliated persons of it or of ICMA Retirement Corporation; and (3) insurance company separate accounts in which VantageTrust or a vehicle described in (2) above invests. Investor M Shares are available for purchase by any eligible Fund investor that does not qualify for investment in TM Shares.
There is no minimum investment except for Vantagepoint Elite investors. The minimum initial investment amount for Vantagepoint Elite investors is $5,000, and the minimum subsequent investment amount is $1,000 ($200 for purchases through an automatic investment program).
Shares of the Fund may be redeemed on any business day. To redeem shares that you own through an Individual Retirement Account (“IRA”), you must send your request, in writing, c/o Vantagepoint Transfer Agents, LLC, P.O. Box 17010, Baltimore, Maryland 21297-1010. You can call Investor Services at 800-669-7400 to obtain an IRA Account Withdrawal Form or a VantageCare Retirement Health Savings Plan (“RHS”) Benefits Reimbursements Request Form. For a VantageCare RHS Employer Investment Program (“EIP”) Payment Request Form, call Client Services at 800-326-7272.
Tax Information—Shareholders who invest in the Fund through a tax qualified plan ordinarily will not be taxed on distributions (whether ordinary income or capital gains) until they receive distributions or withdrawals from their plan. Distributions to Vantagepoint Elite investors will normally be taxed as ordinary income or capital gains when they are received.

Milestone 2020 Fund
Investment Objective
To offer high total return consistent with the Fund’s current asset allocation.
Fund Fees & Expenses
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees (fees paid directly from your investment)
Transaction fees (All share classes)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	TM Shares	Investor M Shares
Management fees	0.10%	0.10%
Other expenses	0.03%	0.28%
Acquired fund fees and expenses[1,2]	0.43%	0.43%
Total annual fund operating expenses[1,2]	0.56%	0.81%
[1]	Shareholders of the Fund indirectly pay the fees and expenses of the Acquired funds. The Fund’s total annual fund operating expenses shown in this table do not correlate to the expense ratios shown in the Fund’s financial highlights for the most recent fiscal year, which reflect the Fund’s operating expenses and do not include Acquired fund fees and expenses.
[2]	Fees and expenses have been restated to reflect current fees and expenses.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
TM Shares	$57	$179	$313	$ 701
Investor M Shares	$83	$259	$450	$1,002
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended December 31, 2014, the Fund’s portfolio turnover rate was 20.95% of the average value of its portfolio.
Investments, Risks, and Performance
Principal Investment Strategies:  The Fund invests in a combination of other Vantagepoint Funds and one or more third party exchange-traded funds (“ETFs”) using an asset allocation strategy designed for investors who expect to begin making gradual withdrawals from the Fund, typically at or after retirement (assumed to occur at age 60), in or around the year 2020. The Fund invests in a combination of equity, fixed income, and multi-strategy investments that the Fund’s investment adviser believes to be appropriate. Multi-strategy investments generally include asset classes and strategies that seek to provide additional diversification from traditional stocks and bonds. Examples may include convertible securities, derivative-based strategies, and real estate investment trusts (REITs), among others. As time elapses, the Fund’s allocation to equity and multi-strategy investments decreases and the Fund’s allocation to fixed income investments increases so that by June 30 of the year 2030 (10 years after the year indicated in the Fund’s name), the Fund’s net assets will be invested approximately 30% in equity funds, 63% in fixed income funds, and 7% in the multi-strategy fund.
The Fund’s allocations will change over time. The Fund invests in the following funds at target allocations within the current ranges indicated:
Fixed Income Funds	Allocation Range
Vantagepoint Low Duration Bond Fund	7% - 17%
Vantagepoint Core Bond Index Fund	14% - 24%
Vantagepoint Inflation Focused Fund	0% - 10%
Vantagepoint High Yield Fund	0% - 9%

Equity Funds	Allocation Range
Vantagepoint Equity Income Fund	7% - 17%
Vantagepoint Growth & Income Fund	4% - 14%
Vantagepoint Growth Fund	2% - 12%
Vantagepoint Select Value Fund	0% - 6%
Vantagepoint Mid/Small Company Index Fund	1% - 11%
Vantagepoint Aggressive Opportunities Fund	0% - 6%
Vantagepoint Discovery Fund	0% - 6%
Vantagepoint International Fund	5% - 15%
Third Party Emerging Markets ETF	0% - 5%

Multi-Strategy Fund	Allocation Range
Vantagepoint Diversifying Strategies Fund	8% - 18%
Subject to the supervision of the Fund’s Board of Directors, the Fund’s investment adviser may, at its discretion, increase or decrease the target allocations to the underlying funds. The Fund’s investment adviser monitors the Fund’s allocations and will “rebalance” its portfolio as necessary to return the Fund to, or close to, the intended asset allocation.
The Fund is designed to “age” so that its asset allocation becomes more conservative over time until it achieves a final constant asset allocation approximately 10 years after the year 2020. This is intended to reduce investment risk as investors move towards and into retirement.

The sequence of asset allocation changes that the Fund is expected to follow over time (“glide path”) is illustrated below.
The current asset mix (as of the date of this prospectus) is approximately 47% equity, 40% fixed income, and 13% multi-strategy. The asset mix will become progressively more conservative so that by the year 2020 (“target year”), the mix will approximate 40% equity, 48% fixed income, and 12% multi-strategy. The asset mix will continue to become more conservative for 10 more years until the equity allocation is reduced to approximately 30%, the multi-strategy allocation is reduced to approximately 7%, and the fixed income allocation is increased to approximately 63%. At that time (10 years after 2020), the Fund will reach its “landing point” and its target asset allocation will become constant. The glide path followed before January 4, 2010 had a different asset allocation and did not continue to age after the year in the Fund’s name. The glide path followed before May 1, 2014 had a different asset allocation to fixed income, equity and multi-strategy investments. After the Fund reaches its final constant target allocations, the Fund’s investment adviser is expected to recommend, and the Fund’s Board of Directors may approve, combining the Fund with the Milestone Retirement Income Fund, which is expected to have approximately the same asset allocation as the Fund at that time.
All percentages referred to above are based on the Fund’s net assets. The Fund invests in T Shares of the underlying Vantagepoint Funds.
This Fund may be appropriate for you if you plan to begin making gradual withdrawals from the Fund, typically at or after your retirement, in or around the year 2020.
Principal Investment Risks:  There is no guarantee that the Fund will achieve its investment objective. You may lose money by investing in the Fund. The Fund is not a complete solution for all of your retirement savings needs. An investment in the Fund includes the risk of loss, including near, at or after the target date of the Fund. There is no guarantee that the Fund will provide adequate income at and through an investor’s retirement. Selecting the Fund (or any Vantagepoint Fund) does not guarantee that you will have adequate savings for retirement.
Asset Allocation Risk—Asset allocation risk is the risk that the selection of the underlying funds and the allocation of Fund assets among them will cause the Fund to lose money or to underperform other funds with similar investment objectives. In addition, there is the risk that the asset classes favored by the allocations will not perform as expected. The Fund’s investment adviser may alter the Fund’s asset allocation, as well as its Fund-level allocations, for reasons other than the passage of time. Any changes made in the underlying funds, such as changes in investment objectives or strategies, may affect the Fund’s performance.
Investing in Other Investment Companies—A Fund’s investment in another investment company (including another Fund) is subject to the risks associated with that investment company’s portfolio securities. For example, if the investment company holds common stocks, the Fund also would be exposed to the risk of investing in common stocks. In addition, when a Fund purchases shares of another investment company (including another Fund), the Fund will indirectly bear its proportionate share of the advisory fees and other operating expenses of such investment company. The fees and expenses of the other investment company are in addition to the Fund’s own fees and expenses.
ETF Risks—In addition to the risks associated with investing in other investment companies, an investment in an ETF may be subject to the following risks: (1) an ETF’s shares may trade above or below their net asset value; (2) an active trading market for the ETF’s shares may not develop or be maintained; (3) secondary market trading in an ETF’s shares may be halted; (4) an ETF may not accurately track the performance of the reference index; and (5) an ETF might hold troubled securities if those securities are held in the reference index.
The amount invested by this Fund in each underlying fund is exposed to the same risks as that underlying fund. These risks are summarized below.
Stock Market Risk—Stock market risk is the possibility that the prices of equity securities overall will experience increased volatility and decline over short or extended periods. Markets tend to move in cycles, with periods of rising prices and periods of falling prices.
Foreign Securities Risk—Investments in foreign securities may involve the risk of loss due to political, economic, legal, regulatory, and operational uncertainties; differing accounting and financial reporting standards; limited availability of information; currency fluctuations; and higher transaction costs.
Emerging Markets Securities Risk—Investments in securities issued by companies located in emerging market countries may present risks different from, or greater than, the risks of investing in securities issued by companies located in developed foreign countries. Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. It is sometimes difficult to obtain and enforce court judgments in such countries and there is often a greater potential for nationalization or expropriation of assets by the government of an emerging market country. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in developed countries. Investments in securities issued by companies located in emerging market countries tend to be more volatile than investments in securities issued by companies located in developed foreign countries, and may be more difficult to value.
Small-Cap Securities Risk—Investments in small-capitalization companies involve greater risk than is customarily associated with investments in larger, more established companies. Equity securities of small-capitalization companies are generally subject to greater price volatility than those of larger companies due to: less certain growth prospects, the lower degree of liquidity in the markets for their securities, and the greater sensitivity of smaller companies to changing economic conditions. Also, small-capitalization companies may have more limited product lines, fewer capital resources and less experienced management than larger companies.
Mid-Cap Securities Risk—Investments in mid-capitalization companies involve greater risk than is customarily associated with investments in larger, more established companies. Equity securities of mid-capitalization companies generally trade in lower volume and are generally subject to greater and less predictable price changes than the securities of larger companies.
Equity Income/Interest Rate Risk—A Fund’s distributions to shareholders may decline when interest rates fall or when dividend income from investments in stocks declines.
Convertible Securities Risk—The value of a convertible security generally increases and decreases with the value of the underlying common stock, but may also be sensitive to changes in interest rates. Convertible securities generally have a higher risk of default and tend to be less liquid than traditional non-convertible securities. In addition, the convertible securities a Fund invests in may be rated below investment grade or may be unrated, which could increase their risks. Below investment grade securities are speculative and involve a greater risk of default than investment grade securities. The market prices of lower rated convertible securities also may experience greater volatility than the market prices of higher quality securities and may decline significantly in periods of general economic difficulty. A Fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or declares bankruptcy.
High Yield Securities Risk—Securities that are rated below “investment grade” (commonly known as “high yield securities” or “junk bonds”) or, if unrated, are considered by a subadviser to be of equivalent quality, are speculative and involve a greater risk of default than “investment grade” securities. The values of these securities are particularly sensitive to changes in issuer creditworthiness, and economic and political conditions. The market prices of these securities may decline significantly in periods of general economic difficulty, may be harder to value, and may be less liquid than higher rated securities.
Interest Rate Risk—Fixed income securities fluctuate in value as interest rates change. When interest rates rise, the market prices of fixed income securities will usually decrease; when interest rates fall, the market prices of fixed income securities usually will increase. Investments in fixed income securities may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives.
Credit Risk—An issuer of a fixed income security may be unable or unwilling to make payments of principal or interest to the holders of such securities or may declare bankruptcy. These events could cause a Fund to lose money.
Mortgage-Backed Securities Risk—Defaults on the mortgages underlying mortgage-backed securities may adversely affect the value of these securities. These securities are also subject to interest rate risk, credit risk, prepayment risk, and extension risk. Certain mortgage-backed securities may be more volatile and less liquid than other traditional types of fixed income securities.
Asset-Backed Securities Risk—Defaults on the assets underlying asset-backed securities may adversely affect the value of these securities. These securities are subject to risks associated with the nature of the underlying assets and are also subject to interest rate risk, credit risk, prepayment risk, and extension risk. Certain asset-backed securities may be more volatile and less liquid than other traditional types of fixed income securities.
U.S. Government Agency Securities Risk—Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. Further, there is no assurance that the U.S. Government will provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) that issue or guarantee certain securities. If a government agency or a government-sponsored enterprise is unable to meet its obligations, the Fund may experience a loss.
Derivative Instruments Risk—Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with more traditional investments, and may involve a small amount of investment relative to the amount of risk assumed. Risks associated with derivative instruments include: the risk that the other party to a derivative contract may not fulfill its obligations (counterparty risk); the risk that a particular derivative instrument, such as over-the-counter derivative instruments, may be difficult to purchase or sell (liquidity risk); the risk that certain derivative instruments are more sensitive to interest rate changes and market price fluctuations (interest rate and market risks); the risk of mispricing or improper valuation of the derivative instrument (valuation risk); the inability of the derivative instrument to correlate in value with its underlying asset, reference rate, or index (basis risk); the risk that the Fund may lose substantially more than the amount invested in the derivative instrument, and that the Fund may be forced to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements (leverage risk). There is no assurance that the Fund’s use of any derivatives strategy will succeed, or that the Fund will not lose money.
Indexing Risk—The Fund invests a portion of its assets in underlying funds that employ index or passively managed strategies that are designed to approximate the investment characteristics and performance of specified indexes. Unlike an actively managed strategy, an index or passively managed strategy does not rely on a portfolio manager’s decision making with respect to which individual securities may outperform others. Securities in an index or passively managed strategy may be purchased, held, and sold by such underlying funds at times when an actively managed portfolio would not do so. In addition, performance of underlying funds using an index or passively managed strategy will deviate from the performance of the specified index, which is known as tracking error. Tracking error may be caused by: (i) fees and expenses associated with managing the underlying index strategy funds (whereas the benchmark index has no management fees or transaction expenses); (ii) changes to the index and the timing of the rebalancing of the underlying index strategy funds; and (iii) the timing of cash flows into and out of the underlying index strategy funds.
Risk/Return Bar Chart and Table
The Bar Chart and Average Annual Total Returns table demonstrate the risks of investing in the Fund, by showing how the Fund’s performance can change from year to year and by showing how the Fund’s average annual total returns compare with a broad-based securities market index, a custom benchmark, and a group of mutual funds with similar investment objectives. On May 1, 2015, the Fund changed its custom benchmark to be comprised of up to six indexes. The former custom benchmark was comprised of two indexes. Performance information for both custom benchmarks is included in the following table. The Fund made this custom benchmark change to more closely align the custom benchmark with the Fund’s current asset allocation. The bar chart shows performance of the Fund’s Investor M Shares (the Fund’s outstanding shares were renamed “Investor M Shares” on March 1, 2013). In the table, performance information for TM Shares prior to the inception date of that share class (March 1, 2013) is based on the performance of the Fund’s Investor M Shares. This prior performance has not been adjusted to reflect the actual fees and expenses paid by TM Shares. On March 1, 2013, certain transfer agency and administrative shareholder servicing fees for the Fund and for underlying Vantagepoint Funds changed in connection with the implementation of a new share class structure, resulting in no immediate increase in the Fund’s total expense ratio. In connection with these changes, the Fund’s transfer agent has contractually agreed to waive a portion of its fees on the T Shares of the underlying Index Funds through April 30, 2016. Should this agreement by the Fund’s transfer agent not be renewed, the Fund would experience an increase in fees. An increase in fees can adversely impact performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information for the Fund is available by calling 800-669-7400 or at www.icmarc.org/vpperformance.
Calendar Year Total Returns — Investor M Shares
Best Quarter	Worst Quarter
12.97%	-14.63%
(2nd Qtr 2009)	(4th Qtr 2008)

Average Annual Total Returns (for the periods ended December 31, 2014)	1 year	5 years	10 years
Milestone 2020 Fund
Investor M Shares — Return before taxes	4.49%	8.55%	5.68%
Investor M Shares — Return after taxes on distributions	2.02%	7.52%	4.76%
Investor M Shares — Return after taxes on distributions and sale of fund shares	4.13%	6.62%	4.42%
TM Shares — Return before taxes	4.73%	8.64%	5.73%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	13.69%	15.45%	7.67%
Custom Benchmark (reflects no deduction for fees, expenses, or taxes)	6.69%	10.41%	6.84%
Former Custom Benchmark (reflects no deductions for fees, expenses, or taxes)	9.66%	10.85%	6.62%
Morningstar Target Date 2016-2020 Funds Average (reflects no deduction for taxes)	4.72%	7.91%	4.72%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(a)/457 plans or individual retirement accounts. After-tax returns are shown for Investor M Shares only. After-tax returns for other classes will vary.
Because the Fund is a multi-asset class fund, the custom benchmark is intended to provide a better performance comparison than a broad-based, single asset class benchmark. The Fund’s custom benchmark is comprised of the BofA Merrill Lynch 1-3 Year US Corporate & Government Index, Barclays U.S. Aggregate Bond Index, Barclays U.S. Treasury Inflation-Protected Securities Index (Series-L), S&P 500 Index, Russell 2000 Index, and MSCI ACWI ex USA Index (Net) in weighted percentages that correspond to the historical target allocations for the asset classes these indexes represent. These weightings will change to correspond with changes in the Fund’s target percentage asset allocations. The Fund’s former custom benchmark was comprised of two underlying indexes (the Barclays U.S. Intermediate Aggregate Bond Index and S&P 500 Index) and also tracked the historical target allocations.

Management
Investment Adviser
Vantagepoint Investment Advisers, LLC (“VIA”)
Portfolio Managers
Name	Title	Length of Service
Wayne Wicker, CFA	Senior Vice President and Chief Investment Officer	Portfolio Manager of the Fund since 2005
David Braverman, CFA	Managing Vice President of Investments	Portfolio Manager of the Fund since 2008
Lee Trenum, CFA	Director of Investments	Portfolio Manager of the Fund since 2005
Purchase and Sale of Fund Shares—TM Shares are available for purchase only by: (1) VantageTrust; (2) other common trust funds, collective investment funds or similar pooled investment vehicles established or maintained by VantageTrust Company or affiliated persons of it or of ICMA Retirement Corporation; and (3) insurance company separate accounts in which VantageTrust or a vehicle described in (2) above invests. Investor M Shares are available for purchase by any eligible Fund investor that does not qualify for investment in TM Shares.
There is no minimum investment except for Vantagepoint Elite investors. The minimum initial investment amount for Vantagepoint Elite investors is $5,000, and the minimum subsequent investment amount is $1,000 ($200 for purchases through an automatic investment program).
Shares of the Fund may be redeemed on any business day. To redeem shares that you own through an Individual Retirement Account (“IRA”), you must send your request, in writing, c/o Vantagepoint Transfer Agents, LLC, P.O. Box 17010, Baltimore, Maryland 21297-1010. You can call Investor Services at 800-669-7400 to obtain an IRA Account Withdrawal Form or a VantageCare Retirement Health Savings Plan (“RHS”) Benefits Reimbursements Request Form. For a VantageCare RHS Employer Investment Program (“EIP”) Payment Request Form, call Client Services at 800-326-7272.
Tax Information—Shareholders who invest in the Fund through a tax qualified plan ordinarily will not be taxed on distributions (whether ordinary income or capital gains) until they receive distributions or withdrawals from their plan. Distributions to Vantagepoint Elite investors will normally be taxed as ordinary income or capital gains when they are received.

Milestone 2025 Fund
Investment Objective
To offer high total return consistent with the Fund’s current asset allocation.
Fund Fees & Expenses
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees (fees paid directly from your investment)
Transaction fees (All share classes)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	TM Shares	Investor M Shares
Management fees	0.10%	0.10%
Other expenses	0.03%	0.28%
Acquired fund fees and expenses[1,2]	0.45%	0.45%
Total annual fund operating expenses[1,2]	0.58%	0.83%
[1]	Shareholders of the Fund indirectly pay the fees and expenses of the Acquired funds. The Fund’s total annual fund operating expenses shown in this table do not correlate to the expense ratios shown in the Fund’s financial highlights for the most recent fiscal year, which reflect the Fund’s operating expenses and do not include Acquired fund fees and expenses.
[2]	Fees and expenses have been restated to reflect current fees and expenses.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
TM Shares	$59	$186	$324	$ 726
Investor M Shares	$85	$265	$460	$1,025
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended December 31, 2014, the Fund’s portfolio turnover rate was 18.09% of the average value of its portfolio.
Investments, Risks, and Performance
Principal Investment Strategies:  The Fund invests in a combination of other Vantagepoint Funds and one or more third party exchange-traded funds (“ETFs”) using an asset allocation strategy designed for investors who expect to begin making gradual withdrawals from the Fund, typically at or after retirement (assumed to occur at age 60), in or around the year 2025. The Fund invests in a combination of equity, fixed income, and multi-strategy investments that the Fund’s investment adviser believes to be appropriate. Multi-strategy investments generally include asset classes and strategies that seek to provide additional diversification from traditional stocks and bonds. Examples may include convertible securities, derivative-based strategies, and real estate investment trusts (REITs), among others. As time elapses, the Fund’s allocation to equity and multi-strategy investments decreases and the Fund’s allocation to fixed income investments increases so that by June 30 of the year 2035 (10 years after the year indicated in the Fund’s name), the Fund’s net assets will be invested approximately 30% in equity funds, 63% in fixed income funds, and 7% in the multi-strategy fund.
The Fund’s allocations will change over time. The Fund invests in the following funds at target allocations within the current ranges indicated:
Fixed Income Funds	Allocation Range
Vantagepoint Low Duration Bond Fund	3% - 13%
Vantagepoint Core Bond Index Fund	12% - 22%
Vantagepoint Inflation Focused Fund	0% - 7%
Vantagepoint High Yield Fund	0% - 9%

Equity Funds	Allocation Range
Vantagepoint Equity Income Fund	9% - 19%
Vantagepoint Growth & Income Fund	5% - 15%
Vantagepoint Growth Fund	3% - 13%
Vantagepoint Select Value Fund	0% - 6%
Vantagepoint Mid/Small Company Index Fund	2% - 12%
Vantagepoint Aggressive Opportunities Fund	0% - 6%
Vantagepoint Discovery Fund	0% - 6%
Vantagepoint International Fund	6% - 16%
Third Party Emerging Markets ETF	0% - 5%

Multi-Strategy Fund	Allocation Range
Vantagepoint Diversifying Strategies Fund	9% - 19%
Subject to the supervision of the Fund’s Board of Directors, the Fund’s investment adviser may, at its discretion, increase or decrease the target allocations to the underlying funds. The Fund’s investment adviser monitors the Fund’s allocations and will “rebalance” its portfolio as necessary to return the Fund to, or close to, the intended asset allocation.
The Fund is designed to “age” so that its asset allocation becomes more conservative over time until it achieves a final constant asset allocation approximately 10 years after the year 2025. This is intended to reduce investment risk as investors move towards and into retirement.

The sequence of asset allocation changes that the Fund is expected to follow over time (“glide path”) is illustrated below.
The current asset mix (as of the date of this prospectus) is approximately 55% equity, 31% fixed income, and 14% multi-strategy. The asset mix will become progressively more conservative so that by the year 2025 (“target year”), the mix will approximate 40% equity, 48% fixed income, and 12% multi-strategy. The asset mix will continue to become more conservative for 10 more years until the equity allocation is reduced to approximately 30%, the multi-strategy allocation is reduced to approximately 7%, and the fixed income allocation is increased to approximately 63%. At that time (10 years after 2025), the Fund will reach its “landing point” and its target asset allocation will become constant. The glide path followed before January 4, 2010 had a different asset allocation and did not continue to age after the year in the Fund’s name. The glide path followed before May 1, 2014 had a different asset allocation to fixed income, equity and multi-strategy investments. After the Fund reaches its final constant target allocations, the Fund’s investment adviser is expected to recommend, and the Fund’s Board of Directors may approve, combining the Fund with the Milestone Retirement Income Fund, which is expected to have approximately the same asset allocation as the Fund at that time.
All percentages referred to above are based on the Fund’s net assets. The Fund invests in T Shares of the underlying Vantagepoint Funds.
This Fund may be appropriate for you if you plan to begin making gradual withdrawals from the Fund, typically at or after your retirement, in or around the year 2025.
Principal Investment Risks:  There is no guarantee that the Fund will achieve its investment objective. You may lose money by investing in the Fund. The Fund is not a complete solution for all of your retirement savings needs. An investment in the Fund includes the risk of loss, including near, at or after the target date of the Fund. There is no guarantee that the Fund will provide adequate income at and through an investor’s retirement. Selecting the Fund (or any Vantagepoint Fund) does not guarantee that you will have adequate savings for retirement.
Asset Allocation Risk—Asset allocation risk is the risk that the selection of the underlying funds and the allocation of Fund assets among them will cause the Fund to lose money or to underperform other funds with similar investment objectives. In addition, there is the risk that the asset classes favored by the allocations will not perform as expected. The Fund’s investment adviser may alter the Fund’s asset allocation, as well as its Fund-level allocations, for reasons other than the passage of time. Any changes made in the underlying funds, such as changes in investment objectives or strategies, may affect the Fund’s performance.
Investing in Other Investment Companies—A Fund’s investment in another investment company (including another Fund) is subject to the risks associated with that investment company’s portfolio securities. For example, if the investment company holds common stocks, the Fund also would be exposed to the risk of investing in common stocks. In addition, when a Fund purchases shares of another investment company (including another Fund), the Fund will indirectly bear its proportionate share of the advisory fees and other operating expenses of such investment company. The fees and expenses of the other investment company are in addition to the Fund’s own fees and expenses.
ETF Risks—In addition to the risks associated with investing in other investment companies, an investment in an ETF may be subject to the following risks: (1) an ETF’s shares may trade above or below their net asset value; (2) an active trading market for the ETF’s shares may not develop or be maintained; (3) secondary market trading in an ETF’s shares may be halted; (4) an ETF may not accurately track the performance of the reference index; and (5) an ETF might hold troubled securities if those securities are held in the reference index.
The amount invested by this Fund in each underlying fund is exposed to the same risks as that underlying fund. These risks are summarized below.
Stock Market Risk—Stock market risk is the possibility that the prices of equity securities overall will experience increased volatility and decline over short or extended periods. Markets tend to move in cycles, with periods of rising prices and periods of falling prices.
Foreign Securities Risk—Investments in foreign securities may involve the risk of loss due to political, economic, legal, regulatory, and operational uncertainties; differing accounting and financial reporting standards; limited availability of information; currency fluctuations; and higher transaction costs.
Emerging Markets Securities Risk—Investments in securities issued by companies located in emerging market countries may present risks different from, or greater than, the risks of investing in securities issued by companies located in developed foreign countries. Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. It is sometimes difficult to obtain and enforce court judgments in such countries and there is often a greater potential for nationalization or expropriation of assets by the government of an emerging market country. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in developed countries. Investments in securities issued by companies located in emerging market countries tend to be more volatile than investments in securities issued by companies located in developed foreign countries, and may be more difficult to value.
Small-Cap Securities Risk—Investments in small-capitalization companies involve greater risk than is customarily associated with investments in larger, more established companies. Equity securities of small-capitalization companies are generally subject to greater price volatility than those of larger companies due to: less certain growth prospects, the lower degree of liquidity in the markets for their securities, and the greater sensitivity of smaller companies to changing economic conditions. Also, small-capitalization companies may have more limited product lines, fewer capital resources and less experienced management than larger companies.
Mid-Cap Securities Risk—Investments in mid-capitalization companies involve greater risk than is customarily associated with investments in larger, more established companies. Equity securities of mid-capitalization companies generally trade in lower volume and are generally subject to greater and less predictable price changes than the securities of larger companies.
Equity Income/Interest Rate Risk—A Fund’s distributions to shareholders may decline when interest rates fall or when dividend income from investments in stocks declines.
Interest Rate Risk—Fixed income securities fluctuate in value as interest rates change. When interest rates rise, the market prices of fixed income securities will usually decrease; when interest rates fall, the market prices of fixed income securities usually will increase. Investments in fixed income securities may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives.
Credit Risk—An issuer of a fixed income security may be unable or unwilling to make payments of principal or interest to the holders of such securities or may declare bankruptcy. These events could cause a Fund to lose money.
Convertible Securities Risk—The value of a convertible security generally increases and decreases with the value of the underlying common stock, but may also be sensitive to changes in interest rates. Convertible securities generally have a higher risk of default and tend to be less liquid than traditional non-convertible securities. In addition, the convertible securities a Fund invests in may be rated below investment grade or may be unrated, which could increase their risks. Below investment grade securities are speculative and involve a greater risk of default than investment grade securities. The market prices of lower rated convertible securities also may experience greater volatility than the market prices of higher quality securities and may decline significantly in periods of general economic difficulty. A Fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or declares bankruptcy.
High Yield Securities Risk—Securities that are rated below “investment grade” (commonly known as “high yield securities” or “junk bonds”) or, if unrated, are considered by a subadviser to be of equivalent quality, are speculative and involve a greater risk of default than “investment grade” securities. The values of these securities are particularly sensitive to changes in issuer creditworthiness, and economic and political conditions. The market prices of these securities may decline significantly in periods of general economic difficulty, may be harder to value, and may be less liquid than higher rated securities.
Mortgage-Backed Securities Risk—Defaults on the mortgages underlying mortgage-backed securities may adversely affect the value of these securities. These securities are also subject to interest rate risk, credit risk, prepayment risk, and extension risk. Certain mortgage-backed securities may be more volatile and less liquid than other traditional types of fixed income securities.
Asset-Backed Securities Risk—Defaults on the assets underlying asset-backed securities may adversely affect the value of these securities. These securities are subject to risks associated with the nature of the underlying assets and are also subject to interest rate risk, credit risk, prepayment risk, and extension risk. Certain asset-backed securities may be more volatile and less liquid than other traditional types of fixed income securities.
U.S. Government Agency Securities Risk—Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. Further, there is no assurance that the U.S. Government will provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) that issue or guarantee certain securities. If a government agency or a government-sponsored enterprise is unable to meet its obligations, the Fund may experience a loss.
Derivative Instruments Risk—Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with more traditional investments, and may involve a small amount of investment relative to the amount of risk assumed. Risks associated with derivative instruments include: the risk that the other party to a derivative contract may not fulfill its obligations (counterparty risk); the risk that a particular derivative instrument, such as over-the-counter derivative instruments, may be difficult to purchase or sell (liquidity risk); the risk that certain derivative instruments are more sensitive to interest rate changes and market price fluctuations (interest rate and market risks); the risk of mispricing or improper valuation of the derivative instrument (valuation risk); the inability of the derivative instrument to correlate in value with its underlying asset, reference rate, or index (basis risk); the risk that the Fund may lose substantially more than the amount invested in the derivative instrument, and that the Fund may be forced to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements (leverage risk). There is no assurance that the Fund’s use of any derivatives strategy will succeed, or that the Fund will not lose money.
Indexing Risk—The Fund invests a portion of its assets in underlying funds that employ index or passively managed strategies that are designed to approximate the investment characteristics and performance of specified indexes. Unlike an actively managed strategy, an index or passively managed strategy does not rely on a portfolio manager’s decision making with respect to which individual securities may outperform others. Securities in an index or passively managed strategy may be purchased, held, and sold by such underlying funds at times when an actively managed portfolio would not do so. In addition, performance of underlying funds using an index or passively managed strategy will deviate from the performance of the specified index, which is known as tracking error. Tracking error may be caused by: (i) fees and expenses associated with managing the underlying index strategy funds (whereas the benchmark index has no management fees or transaction expenses); (ii) changes to the index and the timing of the rebalancing of the underlying index strategy funds; and (iii) the timing of cash flows into and out of the underlying index strategy funds.
Risk/Return Bar Chart and Table
The Bar Chart and Average Annual Total Returns table demonstrate the risks of investing in the Fund, by showing how the Fund’s performance can change from year to year and by showing how the Fund’s average annual total returns compare with a broad-based securities market index, a custom benchmark, and a group of mutual funds with similar investment objectives. On May 1, 2015, the Fund changed its custom benchmark to be comprised of up to six indexes. The former custom benchmark was comprised of two indexes. Performance information for both custom benchmarks is included in the following table. The Fund made this custom benchmark change to more closely align the custom benchmark with the Fund’s current asset allocation. The bar chart shows performance of the Fund’s Investor M shares (the Fund’s outstanding shares were renamed “Investor M Shares” on March 1, 2013). In the table, performance information for TM shares prior to the inception date of that share class (March 1, 2013) is based on the performance of the Fund’s Investor M shares. This prior performance has not been adjusted to reflect the actual fees and expenses paid by TM Shares. On March 1, 2013, certain transfer agency and administrative shareholder servicing fees for the Fund and for underlying Vantagepoint Funds changed in connection with the implementation of a new share class structure, resulting in no immediate increase in the Fund’s total expense ratio. In connection with these changes, the Fund’s transfer agent has contractually agreed to waive a portion of its fees on the T Shares of the underlying Index Funds through April 30, 2016. Should this agreement by the Fund’s transfer agent not be renewed, the Fund would experience an increase in fees. An increase in fees can adversely impact performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information for the Fund is available by calling 800-669-7400 or at www.icmarc.org/vpperformance.
Calendar Year Total Returns — Investor M Shares
Best Quarter	Worst Quarter
14.23%	-16.53%
(2nd Qtr 2009)	(4th Qtr 2008)

Average Annual Total Returns (for the periods ended December 31, 2014)	1 year	5 years	10 years
Milestone 2025 Fund
Investor M Shares — Return before taxes	4.76%	9.39%	5.95%
Investor M Shares — Return after taxes on distributions	2.18%	8.37%	5.06%
Investor M Shares — Return after taxes on distributions and sale of fund shares	4.39%	7.32%	4.68%
TM Shares — Return before taxes	4.99%	9.49%	6.00%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	13.69%	15.45%	7.67%
Custom Benchmark (reflects no deduction for fees, expenses, or taxes)	7.04%	11.20%	7.07%
Former Custom Benchmark (reflects no deductions for fees, expenses, or taxes)	10.44%	11.82%	6.85%
Morningstar Target 2021-2025 Funds Average (reflects no deduction for taxes)	5.07%	9.09%	5.32%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(a)/457 plans or individual retirement accounts. After-tax returns are shown for Investor M Shares only. After-tax returns for other classes will vary.
Because the Fund is a multi-asset class fund, the custom benchmark is intended to provide a better performance comparison than a broad-based, single asset class benchmark. The Fund’s custom benchmark is comprised of the BofA Merrill Lynch 1-3 Year US Corporate & Government Index, Barclays U.S. Aggregate Bond Index, Barclays U.S. Treasury Inflation-Protected Securities Index (Series-L), S&P 500 Index, Russell 2000 Index, and MSCI ACWI ex USA Index (Net) in weighted percentages that correspond to the historical target allocations for the asset classes these indexes represent. These weightings will change to correspond with changes in the Fund’s target percentage asset allocations. The Fund’s former custom benchmark was comprised of two underlying indexes (the Barclays U.S. Intermediate Aggregate Bond Index and S&P 500 Index) and also tracked the historical target allocations.

Management
Investment Adviser
Vantagepoint Investment Advisers, LLC (“VIA”)
Portfolio Managers
Name	Title	Length of Service
Wayne Wicker, CFA	Senior Vice President and Chief Investment Officer	Portfolio Manager of the Fund since 2005
David Braverman, CFA	Managing Vice President of Investments	Portfolio Manager of the Fund since 2008
Lee Trenum, CFA	Director of Investments	Portfolio Manager of the Fund since 2005
Purchase and Sale of Fund Shares—TM Shares are available for purchase only by: (1) VantageTrust; (2) other common trust funds, collective investment funds or similar pooled investment vehicles established or maintained by VantageTrust Company or affiliated persons of it or of ICMA Retirement Corporation; and (3) insurance company separate accounts in which VantageTrust or a vehicle described in (2) above invests. Investor M Shares are available for purchase by any eligible Fund investor that does not qualify for investment in TM Shares.
There is no minimum investment except for Vantagepoint Elite investors. The minimum initial investment amount for Vantagepoint Elite investors is $5,000, and the minimum subsequent investment amount is $1,000 ($200 for purchases through an automatic investment program).
Shares of the Fund may be redeemed on any business day. To redeem shares that you own through an Individual Retirement Account (“IRA”), you must send your request, in writing, c/o Vantagepoint Transfer Agents, LLC, P.O. Box 17010, Baltimore, Maryland 21297-1010. You can call Investor Services at 800-669-7400 to obtain an IRA Account Withdrawal Form or a VantageCare Retirement Health Savings Plan (“RHS”) Benefits Reimbursements Request Form. For a VantageCare RHS Employer Investment Program (“EIP”) Payment Request Form, call Client Services at 800-326-7272.
Tax Information—Shareholders who invest in the Fund through a tax qualified plan ordinarily will not be taxed on distributions (whether ordinary income or capital gains) until they receive distributions or withdrawals from their plan. Distributions to Vantagepoint Elite investors will normally be taxed as ordinary income or capital gains when they are received.

Milestone 2030 Fund
Investment Objective
To offer high total return consistent with the Fund’s current asset allocation.
Fund Fees & Expenses
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees (fees paid directly from your investment)
Transaction fees (All share classes)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	TM Shares	Investor M Shares
Management fees	0.10%	0.10%
Other expenses	0.03%	0.28%
Acquired fund fees and expenses[1,2]	0.46%	0.46%
Total annual fund operating expenses[1,2]	0.59%	0.84%
[1]	Shareholders of the Fund indirectly pay the fees and expenses of the Acquired funds. The Fund’s total annual fund operating expenses shown in this table do not correlate to the expense ratios shown in the Fund’s financial highlights for the most recent fiscal year, which reflect the Fund’s operating expenses and do not include Acquired fund fees and expenses.
[2]	Fees and expenses have been restated to reflect current fees and expenses.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
TM Shares	$60	$189	$329	$ 738
Investor M Shares	$86	$268	$466	$1,037
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended December 31, 2014, the Fund’s portfolio turnover rate was 18.74% of the average value of its portfolio.
Investments, Risks, and Performance
Principal Investment Strategies:  The Fund invests in a combination of other Vantagepoint Funds and one or more third party exchange-traded funds (“ETFs”) using an asset allocation strategy designed for investors who expect to begin making gradual withdrawals from the Fund, typically at or after retirement (assumed to occur at age 60), in or around the year 2030. The Fund invests in a combination of equity, fixed income, and multi-strategy investments that the Fund’s investment adviser believes to be appropriate. Multi-strategy investments generally include asset classes and strategies that seek to provide additional diversification from traditional stocks and bonds. Examples may include convertible securities, derivative-based strategies, and real estate investment trusts (REITs), among others. As time elapses, the Fund’s allocation to equity and multi-strategy investments decreases and the Fund’s allocation to fixed income investments increases so that by June 30 of the year 2040 (10 years after the year indicated in the Fund’s name), the Fund’s net assets will be invested approximately 30% in equity funds, 63% in fixed income funds, and 7% in the multi-strategy fund.
The Fund’s allocation will change over time. The Fund invests in the following funds at target allocations within the current percentage ranges indicated:
Fixed Income Funds	Allocation Range
Vantagepoint Low Duration Bond Fund	0% - 9%
Vantagepoint Core Bond Index Fund	9% - 19%
Vantagepoint Inflation Focused Fund	0% - 6%
Vantagepoint High Yield Fund	0% - 9%

Equity Funds	Allocation Range
Vantagepoint Equity Income Fund	11% - 21%
Vantagepoint Growth & Income Fund	5% - 15%
Vantagepoint Growth Fund	5% - 15%
Vantagepoint Select Value Fund	0% - 6%
Vantagepoint Mid/Small Company Index Fund	3% - 13%
Vantagepoint Aggressive Opportunities Fund	0% - 6%
Vantagepoint Discovery Fund	0% - 6%
Vantagepoint International Fund	8% - 18%
Third Party Emerging Markets ETF	0% - 5%

Multi-Strategy Fund	Allocation Range
Vantagepoint Diversifying Strategies Fund	10% - 20%
Subject to the supervision of the Fund’s Board of Directors, the Fund’s investment adviser may, at its discretion, increase or decrease the target allocations to the underlying funds. The Fund’s investment adviser monitors the Fund’s allocations and will “rebalance” its portfolio as necessary to return the Fund to, or close to, the intended asset allocation.
The Fund is designed to “age” so that its asset allocation becomes more conservative over time until it achieves a final constant asset allocation approximately 10 years after the year 2030. This is intended to reduce investment risk as investors move towards and into retirement.

The sequence of asset allocation changes that the Fund is expected to follow over time (“glide path”) is illustrated below.
The current asset mix (as of the date of this prospectus) is approximately 63% equity, 22% fixed income, and 15% multi-strategy. The asset mix will become progressively more conservative so that by the year 2030 (“target year”), the mix will approximate 40% equity, 48% fixed income, and 12% multi-strategy. The asset mix will continue to become more conservative for 10 more years until the equity allocation is reduced to approximately 30%, the multi-strategy allocation is reduced to approximately 7%, and the fixed income allocation is increased to approximately 63%. At that time (10 years after 2030), the Fund will reach its “landing point” and its target asset allocation will become constant. The glide path followed before January 4, 2010 had a different asset allocation and did not continue to age after the year in the Fund’s name. The glide path followed before May 1, 2014 had a different asset allocation to fixed income, equity and multi-strategy investments. After the Fund reaches its final constant target allocations, the Fund’s investment adviser is expected to recommend, and the Fund’s Board of Directors may approve, combining the Fund with the Milestone Retirement Income Fund, which is expected to have approximately the same asset allocation as the Fund at that time.
All percentages referred to above are based on the Fund’s net assets. The Fund invests in T Shares of the underlying Vantagepoint Funds.
This Fund may be appropriate for you if you plan to begin making gradual withdrawals from the Fund, typically at or after your retirement, in or around the year 2030.
Principal Investment Risks:  There is no guarantee that the Fund will achieve its investment objective. You may lose money by investing in the Fund. The Fund is not a complete solution for all of your retirement savings needs. An investment in the Fund includes the risk of loss, including near, at or after the target date of the Fund. There is no guarantee that the Fund will provide adequate income at and through an investor’s retirement. Selecting the Fund (or any Vantagepoint Fund) does not guarantee that you will have adequate savings for retirement.
Asset Allocation Risk—Asset allocation risk is the risk that the selection of the underlying funds and the allocation of Fund assets among them will cause the Fund to lose money or to underperform other funds with similar investment objectives. In addition, there is the risk that the asset classes favored by the allocations will not perform as expected. The Fund’s investment adviser may alter the Fund’s asset allocation, as well as its Fund-level allocations, for reasons other than the passage of time. Any changes made in the underlying funds, such as changes in investment objectives or strategies, may affect the Fund’s performance.
Investing in Other Investment Companies—A Fund’s investment in another investment company (including another Fund) is subject to the risks associated with that investment company’s portfolio securities. For example, if the investment company holds common stocks, the Fund also would be exposed to the risk of investing in common stocks. In addition, when a Fund purchases shares of another investment company (including another Fund), the Fund will indirectly bear its proportionate share of the advisory fees and other operating expenses of such investment company. The fees and expenses of the other investment company are in addition to the Fund’s own fees and expenses.
ETF Risks—In addition to the risks associated with investing in other investment companies, an investment in an ETF may be subject to the following risks: (1) an ETF’s shares may trade above or below their net asset value; (2) an active trading market for the ETF’s shares may not develop or be maintained; (3) secondary market trading in an ETF’s shares may be halted; (4) an ETF may not accurately track the performance of the reference index; and (5) an ETF might hold troubled securities if those securities are held in the reference index.
The amount invested by this Fund in each underlying fund is exposed to the same risks as that underlying fund. These risks are summarized below.
Stock Market Risk—Stock market risk is the possibility that the prices of equity securities overall will experience increased volatility and decline over short or extended periods. Markets tend to move in cycles, with periods of rising prices and periods of falling prices.
Foreign Securities Risk—Investments in foreign securities may involve the risk of loss due to political, economic, legal, regulatory, and operational uncertainties; differing accounting and financial reporting standards; limited availability of information; currency fluctuations; and higher transaction costs.
Emerging Markets Securities Risk—Investments in securities issued by companies located in emerging market countries may present risks different from, or greater than, the risks of investing in securities issued by companies located in developed foreign countries. Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. It is sometimes difficult to obtain and enforce court judgments in such countries and there is often a greater potential for nationalization or expropriation of assets by the government of an emerging market country. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in developed countries. Investments in securities issued by companies located in emerging market countries tend to be more volatile than investments in securities issued by companies located in developed foreign countries, and may be more difficult to value.
Small-Cap Securities Risk—Investments in small-capitalization companies involve greater risk than is customarily associated with investments in larger, more established companies. Equity securities of small-capitalization companies are generally subject to greater price volatility than those of larger companies due to: less certain growth prospects, the lower degree of liquidity in the markets for their securities, and the greater sensitivity of smaller companies to changing economic conditions. Also, small-capitalization companies may have more limited product lines, fewer capital resources and less experienced management than larger companies.
Mid-Cap Securities Risk—Investments in mid-capitalization companies involve greater risk than is customarily associated with investments in larger, more established companies. Equity securities of mid-capitalization companies generally trade in lower volume and are generally subject to greater and less predictable price changes than the securities of larger companies.
Equity Income/Interest Rate Risk—A Fund’s distributions to shareholders may decline when interest rates fall or when dividend income from investments in stocks declines.
Interest Rate Risk—Fixed income securities fluctuate in value as interest rates change. When interest rates rise, the market prices of fixed income securities will usually decrease; when interest rates fall, the market prices of fixed income securities usually will increase. Investments in fixed income securities may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives.
Credit Risk—An issuer of a fixed income security may be unable or unwilling to make payments of principal or interest to the holders of such securities or may declare bankruptcy. These events could cause a Fund to lose money.
Convertible Securities Risk—The value of a convertible security generally increases and decreases with the value of the underlying common stock, but may also be sensitive to changes in interest rates. Convertible securities generally have a higher risk of default and tend to be less liquid than traditional non-convertible securities. In addition, the convertible securities a Fund invests in may be rated below investment grade or may be unrated, which could increase their risks. Below investment grade securities are speculative and involve a greater risk of default than investment grade securities. The market prices of lower rated convertible securities also may experience greater volatility than the market prices of higher quality securities and may decline significantly in periods of general economic difficulty. A Fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or declares bankruptcy.
High Yield Securities Risk—Securities that are rated below “investment grade” (commonly known as “high yield securities” or “junk bonds”) or, if unrated, are considered by a subadviser to be of equivalent quality, are speculative and involve a greater risk of default than “investment grade” securities. The values of these securities are particularly sensitive to changes in issuer creditworthiness, and economic and political conditions. The market prices of these securities may decline significantly in periods of general economic difficulty, may be harder to value, and may be less liquid than higher rated securities.
Mortgage-Backed Securities Risk—Defaults on the mortgages underlying mortgage-backed securities may adversely affect the value of these securities. These securities are also subject to interest rate risk, credit risk, prepayment risk, and extension risk. Certain mortgage-backed securities may be more volatile and less liquid than other traditional types of fixed income securities.
Asset-Backed Securities Risk—Defaults on the assets underlying asset-backed securities may adversely affect the value of these securities. These securities are subject to risks associated with the nature of the underlying assets and are also subject to interest rate risk, credit risk, prepayment risk, and extension risk. Certain asset-backed securities may be more volatile and less liquid than other traditional types of fixed income securities.
Derivative Instruments Risk—Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with more traditional investments, and may involve a small amount of investment relative to the amount of risk assumed. Risks associated with derivative instruments include: the risk that the other party to a derivative contract may not fulfill its obligations (counterparty risk); the risk that a particular derivative instrument, such as over-the-counter derivative instruments, may be difficult to purchase or sell (liquidity risk); the risk that certain derivative instruments are more sensitive to interest rate changes and market price fluctuations (interest rate and market risks); the risk of mispricing or improper valuation of the derivative instrument (valuation risk); the inability of the derivative instrument to correlate in value with its underlying asset, reference rate, or index (basis risk); the risk that the Fund may lose substantially more than the amount invested in the derivative instrument, and that the Fund may be forced to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements (leverage risk). There is no assurance that the Fund’s use of any derivatives strategy will succeed, or that the Fund will not lose money.
Indexing Risk—The Fund invests a portion of its assets in underlying funds that employ index or passively managed strategies that are designed to approximate the investment characteristics and performance of specified indexes. Unlike an actively managed strategy, an index or passively managed strategy does not rely on a portfolio manager’s decision making with respect to which individual securities may outperform others. Securities in an index or passively managed strategy may be purchased, held, and sold by such underlying funds at times when an actively managed portfolio would not do so. In addition, performance of underlying funds using an index or passively managed strategy will deviate from the performance of the specified index, which is known as tracking error. Tracking error may be caused by: (i) fees and expenses associated with managing the underlying index strategy funds (whereas the benchmark index has no management fees or transaction expenses); (ii) changes to the index and the timing of the rebalancing of the underlying index strategy funds; and (iii) the timing of cash flows into and out of the underlying index strategy funds.
Risk/Return Bar Chart and Table
The Bar Chart and Average Annual Total Returns table demonstrate the risks of investing in the Fund, by showing how the Fund’s performance can change from year to year and by showing how the Fund’s average annual total returns compare with a broad-based securities market index, a custom benchmark and a group of mutual funds with similar investment objectives. On May 1, 2015, the Fund changed its custom benchmark to be comprised of up to six indexes. The former custom benchmark was comprised of two indexes. Performance information for both custom benchmarks is included in the following table. The Fund made this custom benchmark change to more closely align the custom benchmark with the Fund’s current asset allocation. The bar chart shows performance of the Fund’s Investor M Shares (the Fund’s outstanding shares were renamed “Investor M Shares” on March 1, 2013). In the table, performance information for TM Shares prior to the inception date of that share class (March 1, 2013) is based on the performance of the Fund’s Investor M Shares. This prior performance has not been adjusted to reflect the actual fees and expenses paid by TM Shares. On March 1, 2013, certain transfer agency and administrative shareholder servicing fees for the Fund and for underlying Vantagepoint Funds changed in connection with the implementation of a new share class structure, resulting in no immediate increase in the Fund’s total expense ratio. In connection with these changes, the Fund’s transfer agent has contractually agreed to waive a portion of its fees on the T Shares of the underlying Index Funds through April 30, 2016. Should this agreement by the Fund’s transfer agent not be renewed, the Fund would experience an increase in fees. An increase in fees can adversely impact performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information for the Fund is available by calling 800-669-7400 or at www.icmarc.org/vpperformance.
Calendar Year Total Returns — Investor M Shares
Best Quarter	Worst Quarter
15.48%	-18.28%
(2nd Qtr 2009)	(4th Qtr 2008)

Average Annual Total Returns (for the periods ended December 31, 2014)	1 year	5 years	10 years
Milestone 2030 Fund
Investor M Shares — Return before taxes	5.04%	10.16%	6.20%
Investor M Shares — Return after taxes on distributions	2.26%	9.12%	5.32%
Investor M Shares — Return after taxes on distributions and sale of fund shares	4.73%	7.98%	4.90%
TM Shares — Return before taxes	5.27%	10.26%	6.25%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	13.69%	15.45%	7.67%
Custom Benchmark (reflects no deduction for fees, expenses, or taxes)	7.33%	11.87%	7.30%
Former Custom Benchmark (reflects no deductions for fees, expenses, or taxes)	11.24%	12.78%	7.07%
Morningstar Target Date 2026-2030 Funds Average (reflects no deduction for taxes)	5.04%	9.12%	5.10%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(a)/457 plans or individual retirement accounts. After-tax returns are shown for Investor M Shares only. After-tax returns for other classes will vary.
Because the Fund is a multi-asset class fund, the custom benchmark is intended to provide a better performance comparison than a broad-based, single asset class benchmark. The Fund’s custom benchmark is comprised of the BofA Merrill Lynch 1-3 Year US Corporate & Government Index, Barclays U.S. Aggregate Bond Index, Barclays U.S. Treasury Inflation-Protected Securities Index (Series-L), S&P 500 Index, Russell 2000 Index, and MSCI ACWI ex USA Index (Net) in weighted percentages that correspond to the historical target allocations for the asset classes these indexes represent. These weightings will change to correspond with changes in the Fund’s target percentage asset allocations. The Fund’s former custom benchmark was comprised of two underlying indexes (the Barclays U.S. Intermediate Aggregate Bond Index and S&P 500 Index) and also tracked the historical target allocations.
Management
Investment Adviser
Vantagepoint Investment Advisers, LLC (“VIA”)
Portfolio Managers
Name	Title	Length of Service
Wayne Wicker, CFA	Senior Vice President and Chief Investment Officer	Portfolio Manager of the Fund since 2005
David Braverman, CFA	Managing Vice President of Investments	Portfolio Manager of the Fund since 2008
Lee Trenum, CFA	Director of Investments	Portfolio Manager of the Fund since 2005
Purchase and Sale of Fund Shares—TM Shares are available for purchase only by: (1) VantageTrust; (2) other common trust funds, collective investment funds or similar pooled investment vehicles established or maintained by VantageTrust Company or affiliated persons of it or of ICMA Retirement Corporation; and (3) insurance company separate accounts in which VantageTrust or a vehicle described in (2) above invests. Investor M Shares are available for purchase by any eligible Fund investor that does not qualify for investment in TM Shares.
There is no minimum investment except for Vantagepoint Elite investors. The minimum initial investment amount for Vantagepoint Elite investors is $5,000, and the minimum subsequent investment amount is $1,000 ($200 for purchases through an automatic investment program).
Shares of the Fund may be redeemed on any business day. To redeem shares that you own through an Individual Retirement Account (“IRA”), you must send your request, in writing, c/o Vantagepoint Transfer Agents, LLC, P.O. Box 17010, Baltimore, Maryland 21297-1010. You can call Investor Services at 800-669-7400 to obtain an IRA Account Withdrawal Form or a VantageCare Retirement Health Savings Plan (“RHS”) Benefits Reimbursements Request Form. For a VantageCare RHS Employer Investment Program (“EIP”) Payment Request Form, call Client Services at 800-326-7272.
Tax Information—Shareholders who invest in the Fund through a tax qualified plan ordinarily will not be taxed on distributions (whether ordinary income or capital gains) until they receive distributions or withdrawals from their plan. Distributions to Vantagepoint Elite investors will normally be taxed as ordinary income or capital gains when they are received.

Milestone 2035 Fund
Investment Objective
To offer high total return consistent with the Fund’s current asset allocation.
Fund Fees & Expenses
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees (fees paid directly from your investment)
Transaction fees (All share classes)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	TM Shares	Investor M Shares
Management fees	0.10%	0.10%
Other expenses	0.04%	0.29%
Acquired fund fees and expenses[1,2]	0.48%	0.48%
Total annual fund operating expenses[1,2]	0.62%	0.87%
[1]	Shareholders of the Fund indirectly pay the fees and expenses of the Acquired funds. The Fund’s total annual fund operating expenses shown in this table do not correlate to the expense ratios shown in the Fund’s financial highlights for the most recent fiscal year, which reflect the Fund’s operating expenses and do not include Acquired fund fees and expenses.
[2]	Fees and expenses have been restated to reflect current fees and expenses.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
TM Shares	$63	$199	$346	$ 774
Investor M Shares	$89	$278	$482	$1,073
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended December 31, 2014, the Fund’s portfolio turnover rate was 20.18% of the average value of its portfolio.
Investments, Risks, and Performance
Principal Investment Strategies:  The Fund invests in a combination of other Vantagepoint Funds and one or more third party exchange-traded funds (“ETFs”) using an asset allocation strategy designed for investors who expect to begin making gradual withdrawals from the Fund, typically at or after retirement (assumed to occur at age 60), in or around the year 2035. The Fund invests in a combination of equity, fixed income, and multi-strategy investments that the Fund’s investment adviser believes to be appropriate. Multi-strategy investments generally include asset classes and strategies that seek to provide additional diversification from traditional stocks and bonds. Examples may include convertible securities, derivative-based strategies, and real estate investment trusts (REITs), among others. As time elapses, the Fund’s allocation to equity and multi-strategy investments decreases and the Fund’s allocation to fixed income investments increases so that by June 30 of the year 2045 (10 years after the year indicated in the Fund’s name), the Fund’s net assets will be invested approximately 30% in equity funds, 63% in fixed income funds, and 7% in the multi-strategy fund.
The Fund’s allocation will change over time. The Fund invests in the following funds at target allocations within the current ranges indicated:
Fixed Income Funds	Allocation Range
Vantagepoint Low Duration Bond Fund	0% - 6%
Vantagepoint Core Bond Index Fund	5% - 15%
Vantagepoint Inflation Focused Fund	0% - 5%
Vantagepoint High Yield Fund	0% - 7%

Equity Funds	Allocation Range
Vantagepoint Equity Income Fund	14% - 24%
Vantagepoint Growth & Income Fund	6% - 16%
Vantagepoint Growth Fund	6% - 16%
Vantagepoint Select Value Fund	0% - 6%
Vantagepoint Mid/Small Company Index Fund	4% - 14%
Vantagepoint Aggressive Opportunities Fund	0% - 6%
Vantagepoint Discovery Fund	0% - 6%
Vantagepoint International Fund	10% - 20%
Third Party Emerging Markets ETF	0% - 5%

Multi-Strategy Fund	Allocation Range
Vantagepoint Diversifying Strategies Fund	10% - 20%
Subject to the supervision of the Fund’s Board of Directors, the Fund’s investment adviser may, at its discretion, increase or decrease the target allocations to the underlying funds. The Fund’s investment adviser monitors the Fund’s allocations and will “rebalance” its portfolio as necessary to return the Fund to, or close to, the intended asset allocation.
The Fund is designed to “age” so that its asset allocation becomes more conservative over time until it achieves a final constant asset allocation approximately 10 years after the year 2035. This is intended to reduce investment risk as investors move towards and into retirement.

The sequence of asset allocation changes that the Fund is expected to follow over time (“glide path”) is illustrated below.
The current asset mix (as of the date of this prospectus) is approximately 71% equity, 14% fixed income and 15% multi-strategy. The asset mix will become progressively more conservative so that by the year 2035 (“target year”), the mix will approximate 40% equity, 48% fixed income, and 12% multi-strategy. The asset mix will continue to become more conservative for 10 more years until the equity allocation is reduced to approximately 30%, the multi-strategy allocation is reduced to approximately 7%, and the fixed income allocation is increased to approximately 63%. At that time (10 years after 2035), the Fund will reach its “landing point” and its target asset allocation will become constant. The glide path followed before January 4, 2010 had a different asset allocation and did not continue to age after the year in the Fund’s name. The glide path followed before May 1, 2014 had a different asset allocation to fixed income, equity and multi-strategy investments. After the Fund reaches its final constant target allocations, the Fund’s investment adviser is expected to recommend, and the Fund’s Board of Directors may approve, combining the Fund with the Milestone Retirement Income Fund, which is expected to have approximately the same asset allocation as the Fund at that time.
All percentages referred to above are based on the Fund’s net assets. The Fund invests in T Shares of the underlying Vantagepoint Funds.
This Fund may be appropriate for you if you plan to begin making gradual withdrawals from the Fund, typically at or after your retirement, in or around the year 2035.
Principal Investment Risks:  There is no guarantee that the Fund will achieve its investment objective. You may lose money by investing in the Fund. The Fund is not a complete solution for all of your retirement savings needs. An investment in the Fund includes the risk of loss, including near, at or after the target date of the Fund. There is no guarantee that the Fund will provide adequate income at and through an investor’s retirement. Selecting the Fund (or any Vantagepoint Fund) does not guarantee that you will have adequate savings for retirement.
Asset Allocation Risk—Asset allocation risk is the risk that the selection of the underlying funds and the allocation of Fund assets among them will cause the Fund to lose money or to underperform other funds with similar investment objectives. In addition, there is the risk that the asset classes favored by the allocations will not perform as expected. The Fund’s investment adviser may alter the Fund’s asset allocation, as well as its Fund-level allocations, for reasons other than the passage of time. Any changes made in the underlying funds, such as changes in investment objectives or strategies, may affect the Fund’s performance.
Investing in Other Investment Companies—A Fund’s investment in another investment company (including another Fund) is subject to the risks associated with that investment company’s portfolio securities. For example, if the investment company holds common stocks, the Fund also would be exposed to the risk of investing in common stocks. In addition, when a Fund purchases shares of another investment company (including another Fund), the Fund will indirectly bear its proportionate share of the advisory fees and other operating expenses of such investment company. The fees and expenses of the other investment company are in addition to the Fund’s own fees and expenses.
ETF Risks—In addition to the risks associated with investing in other investment companies, an investment in an ETF may be subject to the following risks: (1) an ETF’s shares may trade above or below their net asset value; (2) an active trading market for the ETF’s shares may not develop or be maintained; (3) secondary market trading in an ETF’s shares may be halted; (4) an ETF may not accurately track the performance of the reference index; and (5) an ETF might hold troubled securities if those securities are held in the reference index.
The amount invested by this Fund in each underlying fund is exposed to the same risks as that underlying fund. These risks are summarized below.
Stock Market Risk—Stock market risk is the possibility that the prices of equity securities overall will experience increased volatility and decline over short or extended periods. Markets tend to move in cycles, with periods of rising prices and periods of falling prices.
Foreign Securities Risk—Investments in foreign securities may involve the risk of loss due to political, economic, legal, regulatory, and operational uncertainties; differing accounting and financial reporting standards; limited availability of information; currency fluctuations; and higher transaction costs.
Emerging Markets Securities Risk—Investments in securities issued by companies located in emerging market countries may present risks different from, or greater than, the risks of investing in securities issued by companies located in developed foreign countries. Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. It is sometimes difficult to obtain and enforce court judgments in such countries and there is often a greater potential for nationalization or expropriation of assets by the government of an emerging market country. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in developed countries. Investments in securities issued by companies located in emerging market countries tend to be more volatile than investments in securities issued by companies located in developed foreign countries, and may be more difficult to value.
Small-Cap Securities Risk—Investments in small-capitalization companies involve greater risk than is customarily associated with investments in larger, more established companies. Equity securities of small-capitalization companies are generally subject to greater price volatility than those of larger companies due to: less certain growth prospects, the lower degree of liquidity in the markets for their securities, and the greater sensitivity of smaller companies to changing economic conditions. Also, small-capitalization companies may have more limited product lines, fewer capital resources and less experienced management than larger companies.
Mid-Cap Securities Risk—Investments in mid-capitalization companies involve greater risk than is customarily associated with investments in larger, more established companies. Equity securities of mid-capitalization companies generally trade in lower volume and are generally subject to greater and less predictable price changes than the securities of larger companies.
Equity Income/Interest Rate Risk—A Fund’s distributions to shareholders may decline when interest rates fall or when dividend income from investments in stocks declines.
Interest Rate Risk—Fixed income securities fluctuate in value as interest rates change. When interest rates rise, the market prices of fixed income securities will usually decrease; when interest rates fall, the market prices of fixed income securities usually will increase. Investments in fixed income securities may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives.
Credit Risk—An issuer of a fixed income security may be unable or unwilling to make payments of principal or interest to the holders of such securities or may declare bankruptcy. These events could cause a Fund to lose money.
Convertible Securities Risk—The value of a convertible security generally increases and decreases with the value of the underlying common stock, but may also be sensitive to changes in interest rates. Convertible securities generally have a higher risk of default and tend to be less liquid than traditional non-convertible securities. In addition, the convertible securities a Fund invests in may be rated below investment grade or may be unrated, which could increase their risks. Below investment grade securities are speculative and involve a greater risk of default than investment grade securities. The market prices of lower rated convertible securities also may experience greater volatility than the market prices of higher quality securities and may decline significantly in periods of general economic difficulty. A Fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or declares bankruptcy.
High Yield Securities Risk—Securities that are rated below “investment grade” (commonly known as “high yield securities” or “junk bonds”) or, if unrated, are considered by a subadviser to be of equivalent quality, are speculative and involve a greater risk of default than “investment grade” securities. The values of these securities are particularly sensitive to changes in issuer creditworthiness, and economic and political conditions. The market prices of these securities may decline significantly in periods of general economic difficulty, may be harder to value, and may be less liquid than higher rated securities.
Mortgage-Backed Securities Risk—Defaults on the mortgages underlying mortgage-backed securities may adversely affect the value of these securities. These securities are also subject to interest rate risk, credit risk, prepayment risk, and extension risk. Certain mortgage-backed securities may be more volatile and less liquid than other traditional types of fixed income securities.
Asset-Backed Securities Risk—Defaults on the assets underlying asset-backed securities may adversely affect the value of these securities. These securities are subject to risks associated with the nature of the underlying assets and are also subject to interest rate risk, credit risk, prepayment risk, and extension risk. Certain asset-backed securities may be more volatile and less liquid than other traditional types of fixed income securities.
Derivative Instruments Risk—Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with more traditional investments, and may involve a small amount of investment relative to the amount of risk assumed. Risks associated with derivative instruments include: the risk that the other party to a derivative contract may not fulfill its obligations (counterparty risk); the risk that a particular derivative instrument, such as over-the-counter derivative instruments, may be difficult to purchase or sell (liquidity risk); the risk that certain derivative instruments are more sensitive to interest rate changes and market price fluctuations (interest rate and market risks); the risk of mispricing or improper valuation of the derivative instrument (valuation risk); the inability of the derivative instrument to correlate in value with its underlying asset, reference rate, or index (basis risk); the risk that the Fund may lose substantially more than the amount invested in the derivative instrument, and that the Fund may be forced to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements (leverage risk). There is no assurance that the Fund’s use of any derivatives strategy will succeed, or that the Fund will not lose money.
Indexing Risk—The Fund invests a portion of its assets in underlying funds that employ index or passively managed strategies that are designed to approximate the investment characteristics and performance of specified indexes. Unlike an actively managed strategy, an index or passively managed strategy does not rely on a portfolio manager’s decision making with respect to which individual securities may outperform others. Securities in an index or passively managed strategy may be purchased, held, and sold by such underlying funds at times when an actively managed portfolio would not do so. In addition, performance of underlying funds using an index or passively managed strategy will deviate from the performance of the specified index, which is known as tracking error. Tracking error may be caused by: (i) fees and expenses associated with managing the underlying index strategy funds (whereas the benchmark index has no management fees or transaction expenses); (ii) changes to the index and the timing of the rebalancing of the underlying index strategy funds; and (iii) the timing of cash flows into and out of the underlying index strategy funds.
Risk/Return Bar Chart and Table
The Bar Chart and Average Annual Total Returns table demonstrate the risks of investing in the Fund, by showing how the Fund’s performance can change from year to year and by showing how the Fund’s average annual total returns compare with a broad-based securities market index, a custom benchmark, and a group of mutual funds with similar investment objectives. On May 1, 2015, the Fund changed its custom benchmark to be comprised of up to six indexes. The former custom benchmark was comprised of two indexes. Performance information for both custom benchmarks is included in the following table. The Fund made this custom benchmark change to more closely align the custom benchmark with the Fund’s current asset allocation. The bar chart shows performance of the Fund’s Investor M Shares (the Fund’s outstanding shares were renamed “Investor M Shares” on March 1, 2013). In the table, performance information for TM Shares prior to the inception date of that share class (March 1, 2013) is based on the performance of the Fund’s Investor M Shares. This prior performance has not been adjusted to reflect the actual fees and expenses paid by TM Shares. On March 1, 2013, certain transfer agency and administrative shareholder servicing fees for the Fund and for underlying Vantagepoint Funds changed in connection with the implementation of a new share class structure, resulting in no immediate increase in the Fund’s total expense ratio. In connection with these changes, the Fund’s transfer agent has contractually agreed to waive a portion of its fees on the T Shares of the underlying Index Funds through April 30, 2016. Should this agreement by the Fund’s transfer agent not be renewed, the Fund would experience an increase in fees. An increase in fees can adversely impact performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information for the Fund is available by calling 800-669-7400 or at www.icmarc.org/vpperformance.
Calendar Year Total Returns — Investor M Shares
Best Quarter	Worst Quarter
16.89%	-19.96%
(2nd Qtr 2009)	(4th Qtr 2008)

Average Annual Total Returns (for the periods ended December 31, 2014)	1 year	5 years	10 years
Milestone 2035 Fund
Investor M Shares — Return before taxes	5.24%	10.98%	6.47%
Investor M Shares — Return after taxes on distributions	2.43%	9.94%	5.60%
Investor M Shares — Return after taxes on distributions and sale of fund shares	4.93%	8.68%	5.15%
TM Shares — Return before taxes	5.48%	11.07%	6.51%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	13.69%	15.45%	7.67%
Custom Benchmark (reflects no deduction for fees, expenses, or taxes)	7.51%	12.50%	7.58%
Former Custom Benchmark (reflects no deductions for fees, expenses, or taxes)	12.05%	13.80%	7.33%
Morningstar Target Date 2031-2035 Funds Average (reflects no deduction for taxes)	5.24%	10.11%	5.73%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(a)/457 plans or individual retirement accounts. After-tax returns are shown for Investor M Shares only. After-tax returns for other classes will vary.
Because the Fund is a multi-asset class fund, the custom benchmark is intended to provide a better performance comparison than a broad-based, single asset class benchmark. The Fund’s custom benchmark is comprised of the BofA Merrill Lynch 1-3 Year US Corporate & Government Index, Barclays U.S. Aggregate Bond Index, Barclays U.S. Treasury Inflation-Protected Securities Index (Series-L), S&P 500 Index, Russell 2000 Index, and MSCI ACWI ex USA Index (Net) in weighted percentages that correspond to the historical target allocations for the asset classes these indexes represent. These weightings will change to correspond with changes in the Fund’s target percentage asset allocations. The Fund’s former custom benchmark was comprised of two underlying indexes (the Barclays U.S. Intermediate Aggregate Bond Index and S&P 500 Index) and also tracked the historical target allocations.
Management
Investment Adviser
Vantagepoint Investment Advisers, LLC (“VIA”)
Portfolio Managers
Name	Title	Length of Service
Wayne Wicker, CFA	Senior Vice President and Chief Investment Officer	Portfolio Manager of the Fund since 2005
David Braverman, CFA	Managing Vice President of Investments	Portfolio Manager of the Fund since 2008
Lee Trenum, CFA	Director of Investments	Portfolio Manager of the Fund since 2005
Purchase and Sale of Fund Shares—TM Shares are available for purchase only by: (1) VantageTrust; (2) other common trust funds, collective investment funds or similar pooled investment vehicles established or maintained by VantageTrust Company or affiliated persons of it or of ICMA Retirement Corporation; and (3) insurance company separate accounts in which VantageTrust or a vehicle described in (2) above invests. Investor M Shares are available for purchase by any eligible Fund investor that does not qualify for investment in TM Shares.
There is no minimum investment except for Vantagepoint Elite investors. The minimum initial investment amount for Vantagepoint Elite investors is $5,000, and the minimum subsequent investment amount is $1,000 ($200 for purchases through an automatic investment program).
Shares of the Fund may be redeemed on any business day. To redeem shares that you own through an Individual Retirement Account (“IRA”), you must send your request, in writing, c/o Vantagepoint Transfer Agents, LLC, P.O. Box 17010, Baltimore, Maryland 21297-1010. You can call Investor Services at 800-669-7400 to obtain an IRA Account Withdrawal Form or a VantageCare Retirement Health Savings Plan (“RHS”) Benefits Reimbursements Request Form. For a VantageCare RHS Employer Investment Program (“EIP”) Payment Request Form, call Client Services at 800-326-7272.
Tax Information—Shareholders who invest in the Fund through a tax qualified plan ordinarily will not be taxed on distributions (whether ordinary income or capital gains) until they receive distributions or withdrawals from their plan. Distributions to Vantagepoint Elite investors will normally be taxed as ordinary income or capital gains when they are received.

Milestone 2040 Fund
Investment Objective
To offer high total return consistent with the Fund’s current asset allocation.
Fund Fees & Expenses
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees (fees paid directly from your investment)
Transaction fees (All share classes)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	TM Shares	Investor M Shares
Management fees	0.10%	0.10%
Other expenses	0.04%	0.29%
Acquired fund fees and expenses[1,2]	0.49%	0.49%
Total annual fund operating expenses[1,2]	0.63%	0.88%
[1]	Shareholders of the Fund indirectly pay the fees and expenses of the Acquired funds. The Fund’s total annual fund operating expenses shown in this table do not correlate to the expense ratios shown in the Fund’s financial highlights for the most recent fiscal year, which reflect the Fund’s operating expenses and do not include Acquired fund fees and expenses.
[2]	Fees and expenses have been restated to reflect current fees and expenses.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
TM Shares	$64	$202	$351	$ 786
Investor M Shares	$90	$281	$488	$1,084
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended December 31, 2014, the Fund’s portfolio turnover rate was 21.97% of the average value of its portfolio.
Investments, Risks, and Performance
Principal Investment Strategies:  The Fund invests in a combination of other Vantagepoint Funds and one or more third party exchange-traded funds (“ETFs”) using an asset allocation strategy designed for investors who expect to begin making gradual withdrawals from the Fund, typically at or after retirement (assumed to occur at age 60), in or around the year 2040. The Fund invests in a combination of equity, fixed income, and multi-strategy investments that the Fund’s investment adviser believes to be appropriate. Multi-strategy investments generally include asset classes and strategies that seek to provide additional diversification from traditional stocks and bonds. Examples may include convertible securities, derivative-based strategies, and real estate investment trusts (REITs), among others. As time elapses, the Fund’s allocation to equity and multi-strategy investments decreases and the Fund’s allocation to fixed income investments increases so that by June 30 of the year 2050 (10 years after the year indicated in the Fund’s name), the Fund’s net assets will be invested approximately 30% in equity funds, 63% in fixed income funds, and 7% in the multi-strategy fund.
The Fund’s allocation will change over time. The Fund invests in the following funds at target allocations within the current ranges indicated:
Fixed Income Funds	Allocation Range
Vantagepoint Core Bond Index Fund	0% - 10%
Vantagepoint High Yield Fund	0% - 6%

Equity Funds	Allocation Range
Vantagepoint Equity Income Fund	17% - 27%
Vantagepoint Growth & Income Fund	7% - 17%
Vantagepoint Growth Fund	7% - 17%
Vantagepoint Select Value Fund	0% - 6%
Vantagepoint Mid/Small Company Index Fund	5% - 15%
Vantagepoint Aggressive Opportunities Fund	0% - 6%
Vantagepoint Discovery Fund	0% - 6%
Vantagepoint International Fund	12% - 22%
Third Party Emerging Markets ETF	0% - 5%

Multi-Strategy Fund	Allocation Range
Vantagepoint Diversifying Strategies Fund	10% - 20%
Subject to the supervision of the Fund’s Board of Directors, the Fund’s investment adviser may, at its discretion, increase or decrease the target allocations to the underlying funds. The Fund’s investment adviser monitors the Fund’s allocations and will “rebalance” its portfolio as necessary to return the Fund to, or close to, the intended asset allocation.
The Fund is designed to “age” so that its asset allocation becomes more conservative over time until it achieves a final constant asset allocation approximately 10 years after the year 2040. This is intended to reduce investment risk as investors move towards and into retirement.

The sequence of asset allocation changes that the Fund is expected to follow over time (“glide path”) is illustrated below.
The current asset mix (as of the date of this prospectus) is approximately 79% equity, 6% fixed income, and 15% multi-strategy. The asset mix will become progressively more conservative so that by the year 2040 (“target year”), the mix will approximate 40% equity, 48% fixed income, and 12% multi-strategy. The asset mix will continue to become more conservative for 10 more years until the equity allocation is reduced to approximately 30%, the multi-strategy allocation is reduced to approximately 7%, and the fixed income allocation is increased to approximately 63%. At that time (10 years after 2040), the Fund will reach its “landing point” and its target asset allocation will become constant. The glide path followed before January 4, 2010 had a different asset allocation and did not continue to age after the year in the Fund’s name. The glide path followed before May 1, 2014 had a different asset allocation to fixed income, equity and multi-strategy investments. After the Fund reaches its final constant target allocations, the Fund’s investment adviser is expected to recommend, and the Fund’s Board of Directors may approve, combining the Fund with the Milestone Retirement Income Fund, which is expected to have approximately the same asset allocation as the Fund at that time.
All percentages referred to above are based on the Fund’s net assets. The Fund invests in T Shares of the underlying Vantagepoint Funds.
This Fund may be appropriate for you if you plan to begin making gradual withdrawals from the Fund, typically at or after your retirement, in or around the year 2040.
Principal Investment Risks:  There is no guarantee that the Fund will achieve its investment objective. You may lose money by investing in the Fund. The Fund is not a complete solution for all of your retirement savings needs. An investment in the Fund includes the risk of loss, including near, at or after the target date of the Fund. There is no guarantee that the Fund will provide adequate income at and through an investor’s retirement. Selecting the Fund (or any Vantagepoint Fund) does not guarantee that you will have adequate savings for retirement.
Asset Allocation Risk—Asset allocation risk is the risk that the selection of the underlying funds and the allocation of Fund assets among them will cause the Fund to lose money or to underperform other funds with similar investment objectives. In addition, there is the risk that the asset classes favored by the allocations will not perform as expected. The Fund’s investment adviser may alter the Fund’s asset allocation, as well as its Fund-level allocations, for reasons other than the passage of time. Any changes made in the underlying funds, such as changes in investment objectives or strategies, may affect the Fund’s performance.
Investing in Other Investment Companies—A Fund’s investment in another investment company (including another Fund) is subject to the risks associated with that investment company’s portfolio securities. For example, if the investment company holds common stocks, the Fund also would be exposed to the risk of investing in common stocks. In addition, when a Fund purchases shares of another investment company (including another Fund), the Fund will indirectly bear its proportionate share of the advisory fees and other operating expenses of such investment company. The fees and expenses of the other investment company are in addition to the Fund’s own fees and expenses.
ETF Risks—In addition to the risks associated with investing in other investment companies, an investment in an ETF may be subject to the following risks: (1) an ETF’s shares may trade above or below their net asset value; (2) an active trading market for the ETF’s shares may not develop or be maintained; (3) secondary market trading in an ETF’s shares may be halted; (4) an ETF may not accurately track the performance of the reference index; and (5) an ETF might hold troubled securities if those securities are held in the reference index.
The amount invested by this Fund in each underlying fund is exposed to the same risks as that underlying fund. These risks are summarized below.
Stock Market Risk—Stock market risk is the possibility that the prices of equity securities overall will experience increased volatility and decline over short or extended periods. Markets tend to move in cycles, with periods of rising prices and periods of falling prices.
Foreign Securities Risk—Investments in foreign securities may involve the risk of loss due to political, economic, legal, regulatory, and operational uncertainties; differing accounting and financial reporting standards; limited availability of information; currency fluctuations; and higher transaction costs.
Emerging Markets Securities Risk—Investments in securities issued by companies located in emerging market countries may present risks different from, or greater than, the risks of investing in securities issued by companies located in developed foreign countries. Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. It is sometimes difficult to obtain and enforce court judgments in such countries and there is often a greater potential for nationalization or expropriation of assets by the government of an emerging market country. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in developed countries. Investments in securities issued by companies located in emerging market countries tend to be more volatile than investments in securities issued by companies located in developed foreign countries, and may be more difficult to value.
High Yield Securities Risk—Securities that are rated below “investment grade” (commonly known as “high yield securities” or “junk bonds”) or, if unrated, are considered by a subadviser to be of equivalent quality, are speculative and involve a greater risk of default than “investment grade” securities. The values of these securities are particularly sensitive to changes in issuer creditworthiness, and economic and political conditions. The market prices of these securities may decline significantly in periods of general economic difficulty, may be harder to value, and may be less liquid than higher rated securities.
Small-Cap Securities Risk—Investments in small-capitalization companies involve greater risk than is customarily associated with investments in larger, more established companies. Equity securities of small-capitalization companies are generally subject to greater price volatility than those of larger companies due to: less certain growth prospects, the lower degree of liquidity in the markets for their securities, and the greater sensitivity of smaller companies to changing economic conditions. Also, small-capitalization companies may have more limited product lines, fewer capital resources and less experienced management than larger companies.
Mid-Cap Securities Risk—Investments in mid-capitalization companies involve greater risk than is customarily associated with investments in larger, more established companies. Equity securities of mid-capitalization companies generally trade in lower volume and are generally subject to greater and less predictable price changes than the securities of larger companies.
Equity Income/Interest Rate Risk—A Fund’s distributions to shareholders may decline when interest rates fall or when dividend income from investments in stocks declines.
Interest Rate Risk—Fixed income securities fluctuate in value as interest rates change. When interest rates rise, the market prices of fixed income securities will usually decrease; when interest rates fall, the market prices of fixed income securities usually will increase. Investments in fixed income securities may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives.
Credit Risk—An issuer of a fixed income security may be unable or unwilling to make payments of principal or interest to the holders of such securities or may declare bankruptcy. These events could cause the Fund to lose money.
Asset-Backed Securities Risk—Defaults on the assets underlying asset-backed securities may adversely affect the value of these securities. These securities are subject to risks associated with the nature of the underlying assets and are also subject to interest rate risk, credit risk, prepayment risk, and extension risk. Certain asset-backed securities may be more volatile and less liquid than other traditional types of fixed income securities.
Convertible Securities Risk—The value of a convertible security generally increases and decreases with the value of the underlying common stock, but may also be sensitive to changes in interest rates. Convertible securities generally have a higher risk of default and tend to be less liquid than traditional non-convertible securities. In addition, the convertible securities a Fund invests in may be rated below investment grade or may be unrated, which could increase their risks. Below investment grade securities are speculative and involve a greater risk of default than investment grade securities. The market prices of lower rated convertible securities also may experience greater volatility than the market prices of higher quality securities and may decline significantly in periods of general economic difficulty. A Fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or declares bankruptcy.
Derivative Instruments Risk—Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with more traditional investments, and may involve a small amount of investment relative to the amount of risk assumed. Risks associated with derivative instruments include: the risk that the other party to a derivative contract may not fulfill its obligations (counterparty risk); the risk that a particular derivative instrument, such as over-the-counter derivative instruments, may be difficult to purchase or sell (liquidity risk); the risk that certain derivative instruments are more sensitive to interest rate changes and market price fluctuations (interest rate and market risks); the risk of mispricing or improper valuation of the derivative instrument (valuation risk); the inability of the derivative instrument to correlate in value with its underlying asset, reference rate, or index (basis risk); the risk that the Fund may lose substantially more than the amount invested in the derivative instrument, and that the Fund may be forced to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements (leverage risk). There is no assurance that the Fund’s use of any derivatives strategy will succeed, or that the Fund will not lose money.
Indexing Risk—The Fund invests a portion of its assets in underlying funds that employ index or passively managed strategies that are designed to approximate the investment characteristics and performance of specified indexes. Unlike an actively managed strategy, an index or passively managed strategy does not rely on a portfolio manager’s decision making with respect to which individual securities may outperform others. Securities in an index or passively managed strategy may be purchased, held, and sold by such underlying funds at times when an actively managed portfolio would not do so. In addition, performance of underlying funds using an index or passively managed strategy will deviate from the performance of the specified index, which is known as tracking error. Tracking error may be caused by: (i) fees and expenses associated with managing the underlying index strategy funds (whereas the benchmark index has no management fees or transaction expenses); (ii) changes to the index and the timing of the rebalancing of the underlying index strategy funds; and (iii) the timing of cash flows into and out of the underlying index strategy funds.

Risk/Return Bar Chart and Table
The Bar Chart and Average Annual Total Returns table demonstrate the risks of investing in the Fund, by showing how the Fund’s performance can change from year to year and by showing how the Fund’s average annual total returns compare with a broad-based securities market index, a custom benchmark, and a group of mutual funds with similar investment objectives. On May 1, 2015, the Fund changed its custom benchmark to be comprised of up to five indexes. The former custom benchmark was comprised of two indexes. Performance information for both custom benchmarks is included in the following table. The Fund made this custom benchmark change to more closely align the custom benchmark with the Fund’s current asset allocation. The bar chart shows performance of the Fund’s Investor M Shares (the Fund’s outstanding shares were renamed “Investor M Shares” on March 1, 2013). In the table, performance information for TM Shares prior to the inception date of that share class (March 1, 2013) is based on the performance of the Fund’s Investor M Shares. This prior performance has not been adjusted to reflect the actual fees and expenses paid by TM Shares. On March 1, 2013, certain transfer agency and administrative shareholder servicing fees for the Fund and for underlying Vantagepoint Funds changed in connection with the implementation of a new share class structure, resulting in no immediate increase in the Fund’s total expense ratio. In connection with these changes, the Fund’s transfer agent has contractually agreed to waive a portion of its fees on the T Shares of the underlying Index Funds through April 30, 2016. Should this agreement by the Fund’s transfer agent not be renewed, the Fund would experience an increase in fees. An increase in fees can adversely impact performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information for the Fund is available by calling 800-669-7400 or at www.icmarc.org/vpperformance.
Calendar Year Total Returns — Investor M Shares
Best Quarter	Worst Quarter
17.72%	-20.83%
(2nd Qtr 2009)	(4th Qtr 2008)

Average Annual Total Returns (for the periods ended December 31, 2014)	1 year	5 years	10 years
Milestone 2040 Fund
Investor M Shares — Return before taxes	5.34%	11.56%	6.68%
Investor M Shares — Return after taxes on distributions	2.34%	10.46%	5.76%
Investor M Shares — Return after taxes on distributions and sale of fund shares	5.17%	9.17%	5.30%
TM Shares — Return before taxes	5.65%	11.67%	6.73%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	13.69%	15.45%	7.67%
Custom Benchmark (reflects no deduction for fees, expenses, or taxes)	7.62%	12.86%	7.70%
Former Custom Benchmark (reflects no deductions for fees, expenses, or taxes)	9.74%	13.50%	7.13%
Morningstar Target Date 2036-2040 Funds Average (reflects no deduction for taxes)	5.25%	9.83%	5.44%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(a)/457 plans or individual retirement accounts. After-tax returns are shown for Investor M Shares only. After-tax returns for other classes will vary.
Because the Fund is a multi-asset class fund, the custom benchmark is intended to provide a better performance comparison than a broad-based, single asset class benchmark. The Fund’s custom benchmark is comprised of the BofA Merrill Lynch 1-3 Year US Corporate & Government Index, Barclays U.S. Aggregate Bond Index, S&P 500 Index, Russell 2000 Index, and MSCI ACWI ex USA Index (Net) in weighted percentages that correspond to the historical target allocations for the asset classes these indexes represent. These weightings will change to correspond with changes in the Fund’s target percentage asset allocations. The Fund’s former custom benchmark was comprised of two underlying indexes (the S&P 500 Index and MSCI EAFE Index (Net)) and also tracked the historical target allocations.
Management
Investment Adviser
Vantagepoint Investment Advisers, LLC (“VIA”)
Portfolio Managers
Name	Title	Length of Service
Wayne Wicker, CFA	Senior Vice President and Chief Investment Officer	Portfolio Manager of the Fund since 2005
David Braverman, CFA	Managing Vice President of Investments	Portfolio Manager of the Fund since 2008
Lee Trenum, CFA	Director of Investments	Portfolio Manager of the Fund since 2005
Purchase and Sale of Fund Shares—TM Shares are available for purchase only by: (1) VantageTrust; (2) other common trust funds, collective investment funds or similar pooled investment vehicles established or maintained by VantageTrust Company or affiliated persons of it or of ICMA Retirement Corporation; and (3) insurance company separate accounts in which VantageTrust or a vehicle described in (2) above invests. Investor M Shares are available for purchase by any eligible Fund investor that does not qualify for investment in TM Shares.
There is no minimum investment except for Vantagepoint Elite investors. The minimum initial investment amount for Vantagepoint Elite investors is $5,000, and the minimum subsequent investment amount is $1,000 ($200 for purchases through an automatic investment program).
Shares of the Fund may be redeemed on any business day. To redeem shares that you own through an Individual Retirement Account (“IRA”), you must send your request, in writing, c/o Vantagepoint Transfer Agents, LLC, P.O. Box 17010, Baltimore, Maryland 21297-1010. You can call Investor Services at 800-669-7400 to obtain an IRA Account Withdrawal Form or a VantageCare Retirement Health Savings Plan (“RHS”) Benefits Reimbursements Request Form. For a VantageCare RHS Employer Investment Program (“EIP”) Payment Request Form, call Client Services at 800-326-7272.
Tax Information—Shareholders who invest in the Fund through a tax qualified plan ordinarily will not be taxed on distributions (whether ordinary income or capital gains) until they receive distributions or withdrawals from their plan. Distributions to Vantagepoint Elite investors will normally be taxed as ordinary income or capital gains when they are received.

Milestone 2045 Fund
Investment Objective
To offer high total return consistent with the Fund’s current asset allocation.
Fund Fees & Expenses
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees (fees paid directly from your investment)
Transaction fees (All share classes)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	TM Shares	Investor M Shares
Management fees	0.10%	0.10%
Other expenses	0.08%	0.33%
Acquired fund fees and expenses[1,2]	0.51%	0.51%
Total annual fund operating expenses[1,2]	0.69%	0.94%
[1]	Shareholders of the Fund indirectly pay the fees and expenses of the Acquired funds. The Fund’s total annual fund operating expenses shown in this table do not correlate to the expense ratios shown in the Fund’s financial highlights for the most recent fiscal year, which reflect the Fund’s operating expenses and do not include Acquired fund fees and expenses.
[2]	Fees and expenses have been restated to reflect current fees and expenses.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
TM Shares	$70	$221	$384	$ 859
Investor M Shares	$96	$300	$520	$1,155
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended December 31, 2014, the Fund’s portfolio turnover rate was 23.97% of the average value of its portfolio.
Investments, Risks, and Performance
Principal Investment Strategies:  The Fund invests in a combination of other Vantagepoint Funds and one or more third party exchange-traded funds (“ETFs”) using an asset allocation strategy designed for investors who expect to begin making gradual withdrawals from the Fund, typically at or after retirement (assumed to occur at age 60), in or around the year 2045. The Fund invests in a combination of equity, fixed income, and multi-strategy investments that the Fund’s investment adviser believes to be appropriate. Multi-strategy investments generally include asset classes and strategies that seek to provide additional diversification from traditional stocks and bonds. Examples may include convertible securities, derivative-based strategies, and real estate investment trusts (REITs), among others. As time elapses, the Fund’s allocation to equity and multi-strategy investments decreases and the Fund’s allocation to fixed income investments increases so that by June 30 of the year 2055 (10 years after the year indicated in the Fund’s name), the Fund’s net assets will be invested approximately 30% in equity funds, 63% in fixed income funds, and 7% in the multi-strategy fund.
The Fund’s allocations will change over time. The Fund invests in the following funds at target allocations within the current ranges indicated:
Fixed Income Fund	Allocation Range
Vantagepoint Core Bond Index Fund	0% - 5%
Vantagepoint High Yield Fund	0% - 6%

Equity Funds	Allocation Range
Vantagepoint Equity Income Fund	19% - 29%
Vantagepoint Growth & Income Fund	6% - 16%
Vantagepoint Growth Fund	9% - 19%
Vantagepoint Select Value Fund	0% - 6%
Vantagepoint Mid/Small Company Index Fund	5% - 15%
Vantagepoint Aggressive Opportunities Fund	0% - 6%
Vantagepoint Discovery Fund	0% - 6%
Vantagepoint International Fund	12% - 22%
Third Party Emerging Markets ETF	0% - 5%

Multi-Strategy Fund	Allocation Range
Vantagepoint Diversifying Strategies Fund	10% - 20%
Subject to the supervision of the Fund’s Board of Directors, the Fund’s investment adviser may, at its discretion, increase or decrease the target allocations to the underlying funds. The Fund’s investment adviser monitors the Fund’s allocations and will “rebalance” its portfolio as necessary to return the Fund to, or close to, the intended asset allocation.
The Fund is designed to “age” so that its asset allocation becomes more conservative over time until it achieves a final constant asset allocation approximately 10 years after the year 2045. This is intended to reduce investment risk as investors move towards and into retirement.

The sequence of asset allocation changes that the Fund is expected to follow over time (“glide path”) is illustrated below.
The current asset mix (as of the date of this prospectus) is approximately 84% equity, 1% fixed income, and 15% multi-strategy. The asset mix will become progressively more conservative so that by the year 2045 (“target year”), the mix will approximate 40% equity, 48% fixed income, and 12% multi-strategy. The asset mix will continue to become more conservative for 10 more years until the equity allocation is reduced to approximately 30%, the multi-strategy allocation is reduced to approximately 7%, and the fixed income allocation is increased to approximately 63%. At that time (10 years after 2045), the Fund will reach its “landing point” and its target asset allocation will become constant. The glide path followed before May 1, 2014 had a different asset allocation to fixed income, equity and multi-strategy investments. After the Fund reaches its final constant target allocations, the Fund’s investment adviser is expected to recommend, and the Fund’s Board of Directors may approve, combining the Fund with the Milestone Retirement Income Fund, which is expected to have approximately the same asset allocation as the Fund at that time.
All percentages referred to above are based on the Fund’s net assets. The Fund invests in T Shares of the underlying Vantagepoint Funds.
This Fund may be appropriate for you if you plan to begin making gradual withdrawals from the Fund, typically at or after your retirement, in or around the year 2045.
Principal Investment Risks:  There is no guarantee that the Fund will achieve its investment objective. You may lose money by investing in the Fund. The Fund is not a complete solution for all of your retirement savings needs. An investment in the Fund includes the risk of loss, including near, at or after the target date of the Fund. There is no guarantee that the Fund will provide adequate income at and through an investor’s retirement. Selecting the Fund (or any Vantagepoint Fund) does not guarantee that you will have adequate savings for retirement.
Asset Allocation Risk—Asset allocation risk is the risk that the selection of the underlying funds and the allocation of Fund assets among them will cause the Fund to lose money or to underperform other funds with similar investment objectives. In addition, there is the risk that the asset classes favored by the allocations will not perform as expected. The Fund’s investment adviser may alter the Fund’s asset allocation, as well as its Fund-level allocations, for reasons other than the passage of time. Any changes made in the underlying funds, such as changes in investment objectives or strategies, may affect the Fund’s performance.
Investing in Other Investment Companies—A Fund’s investment in another investment company (including another Fund) is subject to the risks associated with that investment company’s portfolio securities. For example, if the investment company holds common stocks, the Fund also would be exposed to the risk of investing in common stocks. In addition, when a Fund purchases shares of another investment company (including another Fund), the Fund will indirectly bear its proportionate share of the advisory fees and other operating expenses of such investment company. The fees and expenses of the other investment company are in addition to the Fund’s own fees and expenses.
ETF Risks—In addition to the risks associated with investing in other investment companies, an investment in an ETF may be subject to the following risks: (1) an ETF’s shares may trade above or below their net asset value; (2) an active trading market for the ETF’s shares may not develop or be maintained; (3) secondary market trading in an ETF’s shares may be halted; (4) an ETF may not accurately track the performance of the reference index; and (5) an ETF might hold troubled securities if those securities are held in the reference index.
The amount invested by this Fund in each underlying fund is exposed to the same risks as that underlying fund. These risks are summarized below.
Stock Market Risk—Stock market risk is the possibility that the prices of equity securities overall will experience increased volatility and decline over short or extended periods. Markets tend to move in cycles, with periods of rising prices and periods of falling prices.
Foreign Securities Risk—Investments in foreign securities may involve the risk of loss due to political, economic, legal, regulatory, and operational uncertainties; differing accounting and financial reporting standards; limited availability of information; currency fluctuations; and higher transaction costs.
Emerging Markets Securities Risk—Investments in securities issued by companies located in emerging market countries may present risks different from, or greater than, the risks of investing in securities issued by companies located in developed foreign countries. Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. It is sometimes difficult to obtain and enforce court judgments in such countries and there is often a greater potential for nationalization or expropriation of assets by the government of an emerging market country. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in developed countries. Investments in securities issued by companies located in emerging market countries tend to be more volatile than investments in securities issued by companies located in developed foreign countries, and may be more difficult to value.

High Yield Securities Risk—Securities that are rated below “investment grade” (commonly known as “high yield securities” or “junk bonds”) or, if unrated, are considered by a subadviser to be of equivalent quality, are speculative and involve a greater risk of default than “investment grade” securities. The values of these securities are particularly sensitive to changes in issuer creditworthiness, and economic and political conditions. The market prices of these securities may decline significantly in periods of general economic difficulty, may be harder to value, and may be less liquid than higher rated securities.
Small-Cap Securities Risk—Investments in small-capitalization companies involve greater risk than is customarily associated with investments in larger, more established companies. Equity securities of small-capitalization companies are generally subject to greater price volatility than those of larger companies due to: less certain growth prospects, the lower degree of liquidity in the markets for their securities, and the greater sensitivity of smaller companies to changing economic conditions. Also, small-capitalization companies may have more limited product lines, fewer capital resources and less experienced management than larger companies.
Mid-Cap Securities Risk—Investments in mid-capitalization companies involve greater risk than is customarily associated with investments in larger, more established companies. Equity securities of mid-capitalization companies generally trade in lower volume and are generally subject to greater and less predictable price changes than the securities of larger companies.
Equity Income/Interest Rate Risk—A Fund’s distributions to shareholders may decline when interest rates fall or when dividend income from investments in stocks declines.
Interest Rate Risk—Fixed income securities fluctuate in value as interest rates change. When interest rates rise, the market prices of fixed income securities will usually decrease; when interest rates fall, the market prices of fixed income securities usually will increase. Investments in fixed income securities may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives.
Credit Risk—An issuer of a fixed income security may be unable or unwilling to make payments of principal or interest to the holders of such securities or may declare bankruptcy. These events could cause the Fund to lose money.
Asset-Backed Securities Risk—Defaults on the assets underlying asset-backed securities may adversely affect the value of these securities. These securities are subject to risks associated with the nature of the underlying assets and are also subject to interest rate risk, credit risk, prepayment risk, and extension risk. Certain asset-backed securities may be more volatile and less liquid than other traditional types of fixed income securities.
Convertible Securities Risk—The value of a convertible security generally increases and decreases with the value of the underlying common stock, but may also be sensitive to changes in interest rates. Convertible securities generally have a higher risk of default and tend to be less liquid than traditional non-convertible securities. In addition, the convertible securities a
Fund invests in may be rated below investment grade or may be unrated, which could increase their risks. Below investment grade securities are speculative and involve a greater risk of default than investment grade securities. The market prices of lower rated convertible securities also may experience greater volatility than the market prices of higher quality securities and may decline significantly in periods of general economic difficulty. A Fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or declares bankruptcy.
Indexing Risk—The Fund invests a portion of its assets in underlying funds that employ index or passively managed strategies that are designed to approximate the investment characteristics and performance of specified indexes. Unlike an actively managed strategy, an index or passively managed strategy does not rely on a portfolio manager’s decision making with respect to which individual securities may outperform others. Securities in an index or passively managed strategy may be purchased, held, and sold by such underlying funds at times when an actively managed portfolio would not do so. In addition, performance of underlying funds using an index or passively managed strategy will deviate from the performance of the specified index, which is known as tracking error. Tracking error may be caused by: (i) fees and expenses associated with managing the underlying index strategy funds (whereas the benchmark index has no management fees or transaction expenses); (ii) changes to the index and the timing of the rebalancing of the underlying index strategy funds; and (iii) the timing of cash flows into and out of the underlying index strategy funds.
Derivative Instruments Risk—Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with more traditional investments, and may involve a small amount of investment relative to the amount of risk assumed. Risks associated with derivative instruments include: the risk that the other party to a derivative contract may not fulfill its obligations (counterparty risk); the risk that a particular derivative instrument, such as over-the-counter derivative instruments, may be difficult to purchase or sell (liquidity risk); the risk that certain derivative instruments are more sensitive to interest rate changes and market price fluctuations (interest rate and market risks); the risk of mispricing or improper valuation of the derivative instrument (valuation risk); the inability of the derivative instrument to correlate in value with its underlying asset, reference rate, or index (basis risk); the risk that the Fund may lose substantially more than the amount invested in the derivative instrument, and that the Fund may be forced to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements (leverage risk). There is no assurance that the Fund’s use of any derivatives strategy will succeed, or that the Fund will not lose money.
Risk/Return Bar Chart and Table
The Bar Chart and Average Annual Total Returns table demonstrate the risks of investing in the Fund, by showing how the Fund’s performance can change from year to year and by showing how the Fund’s average annual total returns compare with a broad-based securities market index, a custom benchmark, and a group of mutual funds with similar investment objectives. On

May 1, 2015, the Fund changed its custom benchmark to be comprised of up to five indexes. The former custom benchmark was comprised of two indexes. Performance information for both custom benchmarks is included in the following table. The Fund made this custom benchmark change to more closely align the custom benchmark with the Fund’s current asset allocation. The bar chart shows performance of the Fund’s Investor M Shares (the Fund’s outstanding shares were renamed “Investor M Shares” on March 1, 2013). In the table, performance information for TM Shares prior to the inception date of that share class (March 1, 2013) is based on the performance of the Fund’s Investor M Shares. This prior performance has not been adjusted to reflect the actual fees and expenses paid by TM Shares. On March 1, 2013, certain transfer agency and administrative shareholder servicing fees for the Fund and for underlying Vantagepoint Funds changed in connection with the implementation of a new share class structure, resulting in no immediate increase in the Fund’s total expense ratio. In connection with these changes, the Fund’s transfer agent has contractually agreed to waive a portion of its fees on the T Shares of the underlying Index Funds through April 30, 2016. Should this agreement by the Fund’s transfer agent not be renewed, the Fund would experience an increase in fees. An increase in fees can adversely impact performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information for the Fund is available by calling 800-669-7400 or at www.icmarc.org/vpperformance.
Calendar Year Total Returns — Investor M Shares
Best Quarter	Worst Quarter
12.14%	-16.61%
(1st Qtr 2012)	(3rd Qtr 2011)

Average Annual Total Returns (for the periods ended December 31, 2014)	1 year	5 years	Since Fund Inception (January 4, 2010)
Milestone 2045 Fund
Investor M Shares — Return before taxes	5.42%	11.61%	11.60%
Investor M Shares — Return after taxes on distributions	3.24%	10.60%	10.60%
Investor M Shares — Return after taxes on distributions and sale of fund shares	4.62%	9.23%	9.23%
TM Shares — Return before taxes	5.65%	11.71%	11.70%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	13.69%	15.45%	15.48%
Custom Benchmark (reflects no deduction for fees, expenses, or taxes)	7.72%	12.96%	12.99%
Former Custom Benchmark (reflects no deductions for fees, expenses, or taxes)	9.59%	13.46%	13.49%
Morningstar Target Date 2041-2045 Funds Average (reflects no deduction for taxes)	5.35%	10.52%	10.36%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(a)/457 plans or individual retirement accounts. After-tax returns are shown for Investor M Shares only. After-tax returns for other classes will vary.
Because the Fund is a multi-asset class fund, the custom benchmark is intended to provide a better performance comparison than a broad-based, single asset class benchmark. The Fund’s custom benchmark is comprised of the BofA Merrill Lynch 1-3 Year US Corporate & Government Index, Barclays U.S. Aggregate Bond Index, S&P 500 Index, Russell 2000 Index, and MSCI ACWI ex USA Index (Net) in weighted percentages that correspond to the historical target allocations for the asset classes these indexes represent. These weightings will change to correspond with changes in the Fund’s target percentage asset allocations. The Fund’s former custom benchmark was comprised of two underlying indexes (the S&P 500 Index and MSCI EAFE Index (Net)) and also tracked the historical target allocations.
Management
Investment Adviser
Vantagepoint Investment Advisers, LLC (“VIA”)
Portfolio Managers
Name	Title	Length of Service
Wayne Wicker, CFA	Senior Vice President and Chief Investment Officer	Portfolio Manager of the Fund since 2010
David Braverman, CFA	Managing Vice President of Investments	Portfolio Manager of the Fund since 2010
Lee Trenum, CFA	Director of Investments	Portfolio Manager of the Fund since 2010

Purchase and Sale of Fund Shares—TM Shares are available for purchase only by: (1) VantageTrust; (2) other common trust funds, collective investment funds or similar pooled investment vehicles established or maintained by VantageTrust Company or affiliated persons of it or of ICMA Retirement Corporation; and (3) insurance company separate accounts in which VantageTrust or a vehicle described in (2) above invests. Investor M Shares are available for purchase by any eligible Fund investor that does not qualify for investment in TM Shares.
There is no minimum investment except for Vantagepoint Elite investors. The minimum initial investment amount for Vantagepoint Elite investors is $5,000, and the minimum subsequent investment amount is $1,000 ($200 for purchases through an automatic investment program).
Shares of the Fund may be redeemed on any business day. To redeem shares that you own through an Individual Retirement Account (“IRA”), you must send your request, in writing, c/o Vantagepoint Transfer Agents, LLC, P.O. Box 17010, Baltimore, Maryland 21297-1010. You can call Investor Services at 800-669-7400 to obtain an IRA Account Withdrawal Form or a VantageCare Retirement Health Savings Plan (“RHS”) Benefits Reimbursements Request Form. For a VantageCare RHS Employer Investment Program (“EIP”) Payment Request Form, call Client Services at 800-326-7272.
Tax Information—Shareholders who invest in the Fund through a tax qualified plan ordinarily will not be taxed on distributions (whether ordinary income or capital gains) until they receive distributions or withdrawals from their plan. Distributions to Vantagepoint Elite investors will normally be taxed as ordinary income or capital gains when they are received.

Milestone 2050 Fund
Investment Objective
To offer high total return consistent with the Fund’s current asset allocation.
Fund Fees & Expenses
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees (fees paid directly from your investment)
Transaction fees (All share classes)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	TM Shares	Investor M Shares
Management fees	0.10%	0.10%
Other expenses	0.25%	0.50%
Acquired fund fees and expenses[1,2]	0.51%	0.51%
Total annual fund operating expenses[1,2]	0.86%	1.11%
Fee waiver and/or expense reimbursement[3]	(0.01%)	(0.01%)
Total annual fund operating expenses after fee waiver and/or expense reimbursement[1,3]	0.85%	1.10%
[1]	Fees and expenses have been restated to reflect current fees and expenses.
[2]	Shareholders of the Fund indirectly pay the fees and expenses of the Acquired funds. Acquired fund fees and expenses are based on estimated amounts for the current fiscal year.
[3]	The investment adviser has agreed to waive fees or reimburse expenses (other than extraordinary expenses) until April 30, 2016 to limit the Fund’s total annual operating expenses to 0.85% for the TM Shares and 1.10% for the Investor M Shares. After such date, this arrangement can be terminated by the investment adviser upon notification to the Fund’s Board of Directors.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that the contractual fee waiver and/or expense reimbursement described above expires on April 30, 2016 and therefore is only reflected for a 1 year period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
TM Shares	$ 87	$273	$476	$1,060
Investor M Shares	$112	$352	$611	$1,351
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended December 31, 2014, the Fund’s portfolio turnover rate was 28.99% of the average value of its portfolio.
Investments, Risks, and Performance
Principal Investment Strategies:  The Fund invests in a combination of other Vantagepoint Funds and one or more third party exchange-traded funds (“ETFs”) using an asset allocation strategy designed for investors who expect to begin making gradual withdrawals from the Fund, typically at or after retirement (assumed to occur at age 60), in or around the year 2050. The Fund invests in a combination of equity, fixed income, and multi-strategy investments that the Fund’s investment adviser believes to be appropriate. Multi-strategy investments generally include asset classes and strategies that seek to provide additional diversification from traditional stocks and bonds. Examples may include convertible securities, derivative-based strategies, and real estate investment trusts (REITs), among others. As time elapses, the Fund’s allocation to equity and multi-strategy investments decreases and the Fund’s allocation to fixed income investments increases so that by June 30 of the year 2060 (10 years after the year indicated in the Fund’s name), the Fund’s net assets will be invested approximately 30% in equity funds, 63% in fixed income funds, and 7% in the multi-strategy fund.
The Fund’s allocations will change over time. The Fund invests in the following funds at target allocations within the current ranges indicated:
Fixed Income Fund	Allocation Range
Vantagepoint High Yield Fund	0% - 6%

Equity Funds	Allocation Range
Vantagepoint Equity Income Fund	19% - 29%
Vantagepoint Growth & Income Fund	6% - 16%
Vantagepoint Growth Fund	9% - 19%
Vantagepoint Select Value Fund	0% - 6%
Vantagepoint Mid/Small Company Index Fund	5% - 15%
Vantagepoint Aggressive Opportunities Fund	0% - 6%
Vantagepoint Discovery Fund	0% - 6%
Vantagepoint International Fund	12% - 22%
Third Party Emerging Markets ETF	0% - 5%

Multi-Strategy Fund	Allocation Range
Vantagepoint Diversifying Strategies Fund	10% - 20%
Subject to the supervision of the Fund’s Board of Directors, the Fund’s investment adviser may, at its discretion, increase or decrease the target allocations to the underlying funds. The Fund’s investment adviser monitors the Fund’s allocations and will “rebalance” its portfolio as necessary to return the Fund to, or close to, the intended asset allocation.
The Fund is designed to “age” so that its asset allocation becomes more conservative over time until it achieves a final constant asset allocation approximately 10 years after the year 2050. This is intended to reduce investment risk as investors move towards and into retirement.

The sequence of asset allocation changes that the Fund is expected to follow over time (“glide path”) is illustrated below.
The current asset mix (as of the date of this prospectus) is approximately 84% equity, 1% fixed income, and 15% multi-strategy. The asset mix will become progressively more conservative so that by the year 2050 (“target year”), the mix will approximate 40% equity, 48% fixed income, and 12% multi-strategy. The asset mix will continue to become more conservative for 10 more years until the equity allocation is reduced to approximately 30%, the multi-strategy allocation is reduced to approximately 7%, and the fixed income allocation is increased to approximately 63%. At that time (10 years after 2050), the Fund will reach its “landing point” and its target asset allocation will become constant. The glide path followed before May 1, 2014 had a different asset allocation to fixed income, equity and multi-strategy investments. After the Fund reaches its final constant target allocations, the Fund’s investment adviser is expected to recommend, and the Fund’s Board of Directors may approve, combining the Fund with the Milestone Retirement Income Fund, which is expected to have approximately the same asset allocation as the Fund at that time.
All percentages referred to above are based on the Fund’s net assets. The Fund invests in T Shares of the underlying Vantagepoint Funds.
This Fund may be appropriate for you if you plan to begin making gradual withdrawals from the Fund, typically at or after your retirement, in or around the year 2050.
Principal Investment Risks:  There is no guarantee that the Fund will achieve its investment objective. You may lose money by investing in the Fund. The Fund is not a complete solution for all of your retirement savings needs. An investment in the Fund includes the risk of loss, including near, at or after the target date of the Fund. There is no guarantee that the Fund will provide adequate income at and through an investor’s retirement. Selecting the Fund (or any Vantagepoint Fund) does not guarantee that you will have adequate savings for retirement.
Asset Allocation Risk—Asset allocation risk is the risk that the selection of the underlying funds and the allocation of Fund assets among them will cause the Fund to lose money or to underperform other funds with similar investment objectives. In addition, there is the risk that the asset classes favored by the allocations will not perform as expected. The Fund’s investment adviser may alter the Fund’s asset allocation, as well as its Fund-level allocations, for reasons other than the passage of time. Any changes made in the underlying funds, such as changes in investment objectives or strategies, may affect the Fund’s performance.
Investing in Other Investment Companies—A Fund’s investment in another investment company (including another Fund) is subject to the risks associated with that investment company’s portfolio securities. For example, if the investment company holds common stocks, the Fund also would be exposed to the risk of investing in common stocks. In addition, when a Fund purchases shares of another investment company (including another Fund), the Fund will indirectly bear its proportionate share of the advisory fees and other operating expenses of such investment company. The fees and expenses of the other investment company are in addition to the Fund’s own fees and expenses.
ETF Risks—In addition to the risks associated with investing in other investment companies, an investment in an ETF may be subject to the following risks: (1) an ETF’s shares may trade above or below their net asset value; (2) an active trading market for the ETF’s shares may not develop or be maintained; (3) secondary market trading in an ETF’s shares may be halted; (4) an ETF may not accurately track the performance of the reference index; and (5) an ETF might hold troubled securities if those securities are held in the reference index.
The amount invested by this Fund in each underlying fund is exposed to the same risks as that underlying fund. These risks are summarized below.
Stock Market Risk—Stock market risk is the possibility that the prices of equity securities overall will experience increased volatility and decline over short or extended periods. Markets tend to move in cycles, with periods of rising prices and periods of falling prices.
Foreign Securities Risk—Investments in foreign securities may involve the risk of loss due to political, economic, legal, regulatory, and operational uncertainties; differing accounting and financial reporting standards; limited availability of information; currency fluctuations; and higher transaction costs.
Emerging Markets Securities Risk—Investments in securities issued by companies located in emerging market countries may present risks different from, or greater than, the risks of investing in securities issued by companies located in developed foreign countries. Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. It is sometimes difficult to obtain and enforce court judgments in such countries and there is often a greater potential for nationalization or expropriation of assets by the government of an emerging market country. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in developed countries. Investments in securities issued by companies located in emerging market countries tend to be more volatile than investments in securities issued by companies located in developed foreign countries, and may be more difficult to value.

High Yield Securities Risk—Securities that are rated below “investment grade” (commonly known as “high yield securities” or “junk bonds”) or, if unrated, are considered by a subadviser to be of equivalent quality, are speculative and involve a greater risk of default than “investment grade” securities. The values of these securities are particularly sensitive to changes in issuer creditworthiness, and economic and political conditions. The market prices of these securities may decline significantly in periods of general economic difficulty, may be harder to value, and may be less liquid than higher rated securities.
Small-Cap Securities Risk—Investments in small-capitalization companies involve greater risk than is customarily associated with investments in larger, more established companies. Equity securities of small-capitalization companies are generally subject to greater price volatility than those of larger companies due to: less certain growth prospects, the lower degree of liquidity in the markets for their securities, and the greater sensitivity of smaller companies to changing economic conditions. Also, small-capitalization companies may have more limited product lines, fewer capital resources and less experienced management than larger companies.
Mid-Cap Securities Risk—Investments in mid-capitalization companies involve greater risk than is customarily associated with investments in larger, more established companies. Equity securities of mid-capitalization companies generally trade in lower volume and are generally subject to greater and less predictable price changes than the securities of larger companies.
Equity Income/Interest Rate Risk—A Fund’s distributions to shareholders may decline when interest rates fall or when dividend income from investments in stocks declines.
Interest Rate Risk—Fixed income securities fluctuate in value as interest rates change. When interest rates rise, the market prices of fixed income securities will usually decrease; when interest rates fall, the market prices of fixed income securities usually will increase. Investments in fixed income securities may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives.
Credit Risk—An issuer of a fixed income security may be unable or unwilling to make payments of principal or interest to the holders of such securities or may declare bankruptcy. These events could cause the Fund to lose money.
Asset-Backed Securities Risk—Defaults on the assets underlying asset-backed securities may adversely affect the value of these securities. These securities are subject to risks associated with the nature of the underlying assets and are also subject to interest rate risk, credit risk, prepayment risk, and extension risk. Certain asset-backed securities may be more volatile and less liquid than other traditional types of fixed income securities.
Convertible Securities Risk—The value of a convertible security generally increases and decreases with the value of the underlying common stock, but may also be sensitive to changes in interest rates. Convertible securities generally have a higher risk of default and tend to be less liquid than traditional non-convertible securities. In addition, the convertible securities a
Fund invests in may be rated below investment grade or may be unrated, which could increase their risks. Below investment grade securities are speculative and involve a greater risk of default than investment grade securities. The market prices of lower rated convertible securities also may experience greater volatility than the market prices of higher quality securities and may decline significantly in periods of general economic difficulty. A Fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or declares bankruptcy.
Indexing Risk—The Fund invests a portion of its assets in underlying funds that employ index or passively managed strategies that are designed to approximate the investment characteristics and performance of specified indexes. Unlike an actively managed strategy, an index or passively managed strategy does not rely on a portfolio manager’s decision making with respect to which individual securities may outperform others. Securities in an index or passively managed strategy may be purchased, held, and sold by such underlying funds at times when an actively managed portfolio would not do so. In addition, performance of underlying funds using an index or passively managed strategy will deviate from the performance of the specified index, which is known as tracking error. Tracking error may be caused by: (i) fees and expenses associated with managing the underlying index strategy funds (whereas the benchmark index has no management fees or transaction expenses); (ii) changes to the index and the timing of the rebalancing of the underlying index strategy funds; and (iii) the timing of cash flows into and out of the underlying index strategy funds.
Derivative Instruments Risk—Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with more traditional investments, and may involve a small amount of investment relative to the amount of risk assumed. Risks associated with derivative instruments include: the risk that the other party to a derivative contract may not fulfill its obligations (counterparty risk); the risk that a particular derivative instrument, such as over-the-counter derivative instruments, may be difficult to purchase or sell (liquidity risk); the risk that certain derivative instruments are more sensitive to interest rate changes and market price fluctuations (interest rate and market risks); the risk of mispricing or improper valuation of the derivative instrument (valuation risk); the inability of the derivative instrument to correlate in value with its underlying asset, reference rate, or index (basis risk); the risk that the Fund may lose substantially more than the amount invested in the derivative instrument, and that the Fund may be forced to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements (leverage risk). There is no assurance that the Fund’s use of any derivatives strategy will succeed, or that the Fund will not lose money.
Risk/Return Bar Chart and Table
The Bar Chart and Average Annual Total Returns table demonstrate the risks of investing in the Fund, by showing how the Fund’s performance can change from year to year and by showing how the Fund’s average annual total returns compare with a broad-based securities market index, a custom benchmark, and a group of mutual funds with similar investment objectives. On

May 1, 2015, the Fund changed its custom benchmark to be comprised of up to five indexes. The former custom benchmark was comprised of two indexes. Performance information for both custom benchmarks is included in the following table. The Fund made this custom benchmark change to more closely align the custom benchmark with the Fund’s current asset allocation. The bar chart shows performance of the Fund’s Investor M Shares (the Fund’s outstanding shares were renamed “Investor M Shares” on March 1, 2013). In the table, performance information for TM Shares prior to the inception date of that share class (March 1, 2013) is based on the performance of the Fund’s Investor M Shares. This prior performance has not been adjusted to reflect the actual fees and expenses paid by TM Shares. On March 1, 2013, certain transfer agency and administrative shareholder servicing fees for the Fund and for underlying Vantagepoint Funds changed in connection with the implementation of a new share class structure, resulting in no immediate increase in the Fund’s total expense ratio. In connection with these changes, the Fund’s transfer agent has contractually agreed to waive a portion of its fees on the T Shares of the underlying Index Funds through April 30, 2016. Should this agreement by the Fund’s transfer agent not be renewed, the Fund would experience an increase in fees. An increase in fees can adversely impact performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information for the Fund is available by calling 800-669-7400 or at www.icmarc.org/vpperformance.
Calendar Year Total Returns — Investor M Shares
Best Quarter	Worst Quarter
9.17%	-2.97%
(1st Qtr 2013)	(3rd Qtr 2014)

Average Annual Total Returns (for the periods ended December 31, 2014)	1 year	Since Fund Inception (September 10, 2012)
Milestone 2050 Fund
Investor M Shares — Return before taxes	5.26%	14.80%
Investor M Shares — Return after taxes on distributions	3.43%	13.54%
Investor M Shares — Return after taxes on distributions and sale of fund shares	4.14%	11.31%
TM Shares — Return before taxes	5.55%	15.01%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	13.69%	19.68%
Custom Benchmark (reflects no deduction for fees, expenses, or taxes)	7.72%	16.13%
Former Custom Benchmark (reflects no deductions for fees, expenses, or taxes)	9.59%	17.71%
Morningstar Target Date 2046-2050 Funds Average (reflects no deduction for taxes)	5.42%	12.48%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(a)/457 plans or individual retirement accounts. After-tax returns are shown for Investor M Shares only. After-tax returns for other classes will vary.
Because the Fund is a multi-asset class fund, the custom benchmark is intended to provide a better performance comparison than a broad-based, single asset class benchmark. The Fund’s custom benchmark is comprised of the BofA Merrill Lynch 1-3 Year US Corporate & Government Index, Barclays U.S. Aggregate Bond Index, S&P 500 Index, Russell 2000 Index, and MSCI ACWI ex USA Index (Net) in weighted percentages that correspond to the historical target allocations for the asset classes these indexes represent. These weightings will change to correspond with changes in the Fund’s target percentage asset allocations. The Fund’s former custom benchmark was comprised of two underlying indexes (the S&P 500 Index and MSCI EAFE Index (Net)) and also tracked the historical target allocations.
Management
Investment Adviser
Vantagepoint Investment Advisers, LLC (“VIA”)
Portfolio Managers
Name	Title	Length of Service
Wayne Wicker, CFA	Senior Vice President and Chief Investment Officer	Portfolio Manager of the Fund since 2012
David Braverman, CFA	Managing Vice President of Investments	Portfolio Manager of the Fund since 2012
Lee Trenum, CFA	Director of Investments	Portfolio Manager of the Fund since 2012
Purchase and Sale of Fund Shares—TM Shares are available for purchase only by: (1) VantageTrust; (2) other common trust funds, collective investment funds or similar pooled investment vehicles established or maintained by VantageTrust Company or affiliated persons of it or of ICMA Retirement Corporation; and (3) insurance company separate accounts in which VantageTrust or a vehicle described in (2) above invests. Investor M Shares are available for purchase by any eligible Fund investor that does not qualify for investment in TM Shares.
There is no minimum investment except for Vantagepoint Elite investors. The minimum initial investment amount for Vantagepoint Elite investors is $5,000, and the minimum subsequent investment amount is $1,000 ($200 for purchases through an automatic investment program).
Shares of the Fund may be redeemed on any business day. To redeem shares that you own through an Individual Retirement Account (“IRA”), you must send your request, in writing, c/o Vantagepoint Transfer Agents, LLC, P.O. Box 17010, Baltimore, Maryland 21297-1010. You can call Investor Services at 800-669-7400 to obtain an IRA Account Withdrawal Form or a VantageCare Retirement Health Savings Plan (“RHS”) Benefits Reimbursements Request Form. For a VantageCare RHS Employer Investment Program (“EIP”) Payment Request Form, call Client Services at 800-326-7272.
Tax Information—Shareholders who invest in the Fund through a tax qualified plan ordinarily will not be taxed on distributions (whether ordinary income or capital gains) until they receive distributions or withdrawals from their plan. Distributions to Vantagepoint Elite investors will normally be taxed as ordinary income or capital gains when they are received.

Additional Information About the Funds’ Investment Objectives and Principal Investment Strategies

Investment Objectives and Strategies
The investment objectives of all of the Funds except the Index Funds, are fundamental and cannot be changed without shareholder approval. The investment objectives of the Index Funds are non-fundamental and can be changed without shareholder approval.
The investments and strategies described in this prospectus are those that the Funds use under normal conditions. Each Fund may, from time to time, take temporary defensive or liquidity positions that are inconsistent with the Fund’s principal investment strategies, in attempting to respond to adverse market, economic, political, or other conditions. During unusual economic or market conditions, or for temporary defensive purposes or liquidity purposes, each Fund may place up to 100% of its assets in securities that would not ordinarily be consistent with the Fund’s objectives or in cash and cash equivalents. A Fund will do so only if VIA or a Fund’s subadviser believes the risk of loss outweighs the opportunity for capital gains or higher income. A Fund may not be seeking its investment objective(s) while taking a temporary defensive position or a liquidity position.
Certain Investment Limitations of the Funds
Each Fund has adopted certain limitations designed to reduce its exposure to specific situations. Please see the Statement of Additional Information (“SAI”) for other investment limitations and restrictions. Some of these limitations are that a Fund will not:
(a) with respect to 75% of its total assets, purchase the securities of any issuer (except obligations of the United States government and its instrumentalities and securities of other investment companies) if as a result the Fund would hold more than 10% of the outstanding voting securities of the issuer, or more than 5% of the Fund’s total assets would be invested in the securities of such issuer;
(b) invest more than 25% of its net assets in any one industry (except to the extent that the applicable benchmark for an Index Fund does not meet this standard; to the extent that a Milestone Fund invests in investment companies; or to the extent that an underlying Fund, in which a Milestone Fund invests, concentrates in a single industry);
(c) borrow money except from banks for temporary or emergency purposes, and in no event in excess of 15% of the market value of its total assets except that an Index Fund may not borrow money or issue senior securities except to the extent permitted under the 1940 Act.
Certain investment limitations and restrictions, such as a required minimum or maximum investment in a particular type of security, are measured at the time a Fund purchases a security. The status, market value, maturity, credit quality, or other characteristics of a Fund’s securities may change after they are purchased, and this may cause the amount of the Fund’s assets invested in such securities to exceed the stated maximum restric-
tion or fall below the stated minimum restriction. If any of these changes occur, it would not be considered a violation of the investment restriction.
The Actively Managed Funds

Low Duration Bond Fund
Investment Objective—To seek total return that is consistent with preservation of capital.
Principal Investment Strategies—The Fund invests, under normal circumstances, at least 80% of its net assets in bonds and other fixed income securities of varying maturities, and normally invests at least 65% of its net assets in bonds and other fixed income securities with more than one year to maturity. The Fund seeks to maintain a portfolio effective duration of no greater than three years. Effective duration is a measure of the expected change in value of a fixed income security for a given change in interest rates, and takes into account that expected cash flows will fluctuate as interests rates change. For example, the value of a fixed income security with an effective duration of two years would be expected to decline around 2% if interest rates rose by 1%. Conversely, the value of the same fixed income security would be expected to increase around 2% if interest rates fell by 1%.
Investments selected by the Fund’s subadvisers are based on their analysis of securities, sectors, and anticipated changes in interest rates. To provide return opportunities, the Fund invests in fixed income securities that its subadvisers believe offer attractive yields and are priced below fair market value relative to securities of similar credit quality and interest rate sensitivity. The Fund invests in a wide variety of fixed income securities payable primarily in U.S. dollars. These fixed income securities may include:
•	securities issued or guaranteed by the U.S. Government or foreign governments and their agencies or instrumentalities, political subdivisions of foreign governments (such as provinces and municipalities), or supra-national organizations (such as the World Bank);
•	securities issued by U.S. or foreign companies;
•	U.S. and foreign mortgage-backed securities, which may include U.S. agency pass through and collateralized mortgage obligations, non-agency pass through and collateralized mortgage obligations, and commercial mortgage-backed securities;
•	U.S. and foreign asset-backed securities, which may include utility rate reduction bonds and securities backed by collateral such as credit card receivables, auto loans, home equity loans, student loans, and small business loans; and
•	municipal securities.
The Fund generally invests in investment grade fixed income securities, which are securities rated within the four highest grades by Standard & Poor’s (at least BBB), Moody’s Investors Service, Inc. (“Moody’s”) (at least Baa), or Fitch Ratings (“Fitch”)

(at least BBB) or are unrated securities that the Fund’s subadvisers determine are of comparable quality. However, the Fund may invest up to 10% of its net assets in fixed income securities rated below investment grade (commonly known as “high yield securities” or “junk bonds”). Below investment grade securities are those rated below the four highest grades by Standard & Poor’s, Moody’s, or Fitch or are unrated securities that the Fund’s subadvisers determine are of comparable quality. In addition, the Fund may invest up to 10% of its net assets in floating rate loans. However, the Fund limits its investments in high yield securities and floating rate loans so that, taken together, they equal no more than 10% of the Fund’s net assets.
The Fund may invest up to 30% of its net assets in foreign securities. The Fund primarily invests in securities that are denominated in the U.S. dollar, but can invest up to 10% of its net assets in securities denominated in foreign currencies.
The Fund also may invest up to 10% of its net assets in derivative instruments. The Fund’s subadvisers may use futures, options, options on swaps (swaptions), and swap agreements to manage risk or obtain or adjust investment exposure. The Fund’s subadvisers also may use forward currency contracts to obtain or adjust investment exposure or to manage foreign currency risks. The Fund’s investments in credit default swaps, if any, will be less than 5% of the Fund’s net assets.
Subadvisers and Portfolio Managers
The Fund incorporates complementary portfolio management approaches. Information relating to individual subadvisers has been provided by the respective subadviser. Each subadviser’s specific strategy is described below.
Payden & Rygel, 333 South Grand Avenue, Los Angeles, California 90071, serves as a subadviser to the Fund employing a low duration strategy. Payden & Rygel seeks to identify undervalued sectors and securities and make duration shifts to seek to add value. Quantitative techniques focused on quality, liquidity, and safety of principal are used to seek to control risk. Payden & Rygel has served as a subadviser since 2000.
Name	Five Year Business History	Role in Fund Management
Brian W. Matthews, CFA	With Payden & Rygel since 1986	Equal responsibility among team members
Mary Beth Syal, CFA	With Payden & Rygel since 1991	Equal responsibility among team members
Schroder Investment Management North America Inc. (“SIMNA”), 875 Third Avenue, New York, NY 10022, serves as a subadviser to the Fund employing a low duration strategy. SIMNA’s strategy for the Fund is to focus exclusively on value added sector and securities selection with portfolio duration defined by the benchmark. SIMNA has served as a subadviser since 2013.
Name	Five Year Business History	Role in Fund Management
Edward H. Jewett	Joined SIMNA in 2013; with STW Fixed Income Management, LLC from 1988 to 2013	Portfolio Management
Richard A. Rezek, Jr., CFA	Joined SIMNA in 2013; with STW Fixed Income Management, LLC from 2002 to 2013	Portfolio Management
Andrew B.J. Chorlton, CFA	Joined SIMNA in 2013; with STW Fixed Income Management, LLC from 2007 to 2013	Portfolio Management
Neil G. Sutherland, CFA	Joined SIMNA in 2013; with STW Fixed Income Management, LLC from 2008 to 2013	Portfolio Management
Julio C. Bonilla, CFA	Joined SIMNA in 2013; with STW Fixed Income Management, LLC from 2010 to 2013; with Wells Capital Management for 10 years prior to STW Fixed Income Management, LLC	Portfolio Management
Eric Friedland, CFA	Joined SIMNA in 2011; with Fitch Ratings from 2009 to 2011	Portfolio Management
Lisa Hornby, CFA	Joined SIMNA in 2010; with Barclays Capital from 2007-2010	Portfolio Management
The Fund’s SAI provides additional information about portfolio manager compensation, other accounts managed by the portfolio manager(s), and portfolio manager ownership of Fund shares.
Inflation Focused Fund
Investment Objective—To offer inflation protection and income.
Principal Investment Strategies—The Fund invests, under normal conditions, in a combination of: (1) inflation-indexed fixed income securities or instruments, (2) other fixed income securities or instruments, and (3) inflation-linked derivatives. To the extent a Fund subadviser invests in fixed income securities that are not inflation-indexed, it may use inflation-linked derivatives in connection with such investments to seek to achieve the Fund’s investment objective. Inflation-indexed fixed income securities or instruments are designed to protect the future purchasing power of the money invested in them; either their principal values or coupon rates are indexed to changes in inflation. These adjustments result in changes to the interest payments. The fixed income securities or instruments may include: (1) securities issued or guaranteed by the U.S. Government, foreign governments (national, regional, or local), and their agencies or instrumentalities, political subdivisions of governments (such as provinces and municipalities), or supranational organizations

(such as the World Bank); (2) securities issued by U.S. and foreign companies; and (3) U.S. and foreign mortgage-backed and asset-backed securities.
The Fund’s investments in mortgage-backed securities may include: (1) U.S. agency and non- agency pass-through and collateralized mortgage obligations and (2) U.S. and foreign commercial mortgage-backed securities. The Fund’s investments in asset-backed securities may include utility rate reduction bonds and securities backed by collateral such as credit card receivables, auto loans, home equity loans, student loans and small business loans. The Fund generally invests in securities denominated in U.S. dollars, but may invest its assets in securities denominated in foreign currencies.
The Fund’s subadvisers may use futures, options, options on swaps (swaptions), and swap agreements to provide inflation protection to the Fund, to manage risk, or to obtain or adjust investment exposure. The Fund’s subadvisers also may use forward currency contracts to obtain or adjust investment exposure or to manage foreign currency risks. The Fund’s investments in credit default swaps, if any, will be less than 5% of the Fund’s net assets.
The Fund generally invests in investment grade fixed income securities, which are securities rated within the four highest grades by Standard & Poor’s (at least BBB), Moody’s (at least Baa), or Fitch (at least BBB), or are unrated securities that the Fund’s subadvisers determine are of comparable quality.
The Fund’s fixed income investments may be of any maturity.
Subadvisers and Portfolio Managers
The Fund incorporates complementary portfolio management approaches. Information relating to individual subadvisers has been provided by the respective subadviser. Each subadviser’s specific strategy is described below.
AllianceBernstein LP (“AllianceBernstein”), 1345 Avenue of the Americas, New York, NY 10105, serves as a subadviser to the Fund employing a multi-sector inflation strategy. AllianceBernstein’s strategy seeks to invest in a broad array of fixed income securities or instruments, including non-benchmark sectors, while seeking to maintain inflation protection. AllianceBernstein primarily invests in investment grade securities, but may invest opportunistically in below investment grade securities. AllianceBernstein has served as a subadviser since May 2015.
Name	Five Year Business History	Role in Fund Management
Greg Wilensky, CFA	Joined AllianceBernstein in 1996.	Lead Portfolio Manager
Rajen Jadav, CFA	Joined AllianceBernstein in 1998.	Portfolio Manager
BlackRock Financial Management, Inc. (“BlackRock”), 55 East 52nd Street, New York, New York 10055, serves as a subadviser to the Fund employing a TIPS-focused inflation-linked strategy. BlackRock seeks to invest predominantly in TIPS and other Treasury instruments, including related derivatives, but may invest opportunistically in non-benchmark sectors. BlackRock has served as a subadviser since 2007.
Name	Five Year Business History	Role in Fund Management
Martin Hegarty	Joined BlackRock in 2010, with Bank of America Merrill Lynch from 2003 to 2010	Portfolio Manager
Gargi Pal Chaudhuri	Joined BlackRock in 2010; with Jefferies & Co. from 2009 to 2010	Portfolio Manager
Pacific Investment Management Company, LLC (“PIMCO”), 650 Newport Center Drive, Newport Beach, California 92660, serves as a subadviser to the Fund employing a broad-based inflation-linked strategy. PIMCO seeks to invest in a broad array of investment grade fixed income securities including non-benchmark sectors. PIMCO has served as a subadviser since 2007.
Name	Five Year Business History	Role in Fund Management
Mihir Worah	Joined PIMCO in 2003	Portfolio Manager
The Fund’s SAI provides additional information about portfolio manager compensation, other accounts managed by the portfolio manager(s), and portfolio manager ownership of Fund shares.
High Yield Fund
Investment Objective—To seek current income and capital appreciation.
Principal Investment Strategies—The Fund invests, under normal circumstances, at least 80% of its net assets in high yield fixed income securities and other instruments that are rated below investment grade. For purposes of this 80% policy, the Fund considers a below investment grade rating to be a rating that is below the four highest grades by Standard & Poor’s (below BBB), Moody’s (below Baa), or Fitch (below BBB). Below investment grade securities are commonly referred to as “junk bonds.” These investments may include the following:
•	U.S. or foreign corporate fixed income securities;
•	U.S. or foreign floating rate loans;
•	U.S. or foreign mortgage-backed securities;
•	U.S. or foreign asset-backed securities;
•	Municipal securities;
•	Fixed income securities issued or guaranteed by foreign governments or their agencies or instrumentalities, or supra-national organizations; and
•	U.S. or foreign convertible fixed income securities.
The Fund’s fixed income investments may be of any maturity.

The Fund’s investments in floating rate loans may not exceed 30% of the Fund’s net assets.
The Fund’s investments in mortgage-backed securities may include, but are not limited to, mortgage pass-through securities (Pass-Throughs), real estate mortgage investment conduits (REMICs), collateralized mortgage obligations (CMOs) and commercial mortgage-backed securities (CMBS).
The Fund also may invest up to 20% of its net assets in:
•	Securities and instruments of any type that are not considered to be below investment grade (i.e., instruments that are rated within the four highest grades by Standard & Poor’s, Moody’s, or Fitch or unrated instruments that the Fund’s subadvisers determine are of comparable quality); and
•	Unrated securities and instruments of the types listed above that the Fund’s subadviser(s) determines are below investment grade in quality.
The Fund may invest no more than 50% of its net assets in foreign securities or other foreign instruments. In addition, the Fund may invest no more than 30% of its net assets in securities or other instruments of issuers located in emerging market countries (these investments are also subject to the 50% limit above). The Fund primarily invests in U.S. dollar denominated instruments.
The Fund also may invest up to 20% of its net assets in derivative instruments. The Fund’s subadviser may use forwards, futures, options, swap agreements, and swaptions to manage risk or to obtain or adjust investment exposure. The Fund’s investments in credit default swaps, if any, will be less than 5% of the Fund’s net assets.
Subadvisers and Portfolio Managers
The Fund incorporates complementary portfolio management approaches. Information relating to individual subadvisers has been provided by the respective subadviser. Each subadviser’s specific strategy is described below.
Oaktree Capital Management, L.P. (“Oaktree”), 333 South Grand Avenue, Los Angeles, CA 90071, serves as a subadviser to the Fund employing a high yield strategy. Oaktree employs a bottom-up approach based upon company-specific research, that it believes ensures broad diversification. Oaktree believes the avoidance of defaults is the most reliable source of sound performance. Oaktree seeks to earn an attractive total return while bearing less than commensurate risk by controlling risk and preserving profits. Oaktree has served as a subadviser since May 2014.
Name	Five Year Business History	Role in Fund Management
Sheldon M. Stone	Founding Principal of Oaktree in 1995	Co-Portfolio Manager
David Rosenberg	Joined Oaktree in 2004	Co-Portfolio Manager
Western Asset Management Company (“Western Asset”), 385 E. Colorado Boulevard, Pasadena, California 91101, serves as a subadviser to the Fund employing a high yield strategy. Western
Asset employs a strategy that seeks to combine sector rotation with bottom-up issue selection skills and would seek to opportunistically invest in higher-yielding fixed-income sectors. Western has served as a subadviser since August 2014.
Name	Five Year Business History	Role in Fund Management
S. Kenneth Leech	Joined Western Asset in 1990	Co-Portfolio Manager
Christopher N. Orndorff	Joined Western Asset in 2010; with Payden & Rygel from 1990 to 2009	Co-Portfolio Manager
Michael C. Buchanan	Joined Western Asset in 2005	Co-Portfolio Manager
Timothy J. Settel	Joined Western Asset in 2001	Co-Portfolio Manager
Walter E. Kilcullen	Joined Western Asset in 2002	Co-Portfolio Manager
Western Asset Management Company Limited (“Western Asset Limited”), 10 Exchange Square, Primrose Street, London, EC 2A2EN, United Kingdom, serves as a sub-subadviser to the portion of the Fund managed by Western Asset. Pursuant to an investment sub-subadvisory agreement between Western Asset and Western Asset Limited, Western Asset Limited provides certain subadvisory services relating to non-U.S. dollar denominated investments and foreign currency investments in connection with Western Asset’s high yield strategy. Western Asset Limited has served as a sub-subadviser since October 2014.
Name	Five Year Business History	Role in Fund Management
Paul Shuttleworth	Joined Western Asset Limited in 2012; with BlackRock, Inc. from 2006 to 2011	Co-Portfolio Manager
Ian R. Edmonds	Joined Western Asset Limited in 1994	Co-Portfolio Manager
Equity Income Fund
Investment Objective—To offer long-term capital growth with consistency derived from dividend yield.
Principal Investment Strategies—The Fund invests, under normal circumstances, at least 80% of its net assets in equity securities. The Fund seeks to invest primarily in the common stocks of U.S. companies that the Fund’s subadvisers believe will pay dividends. As a result of the Fund’s income focus, certain sectors or industries may be emphasized. The Fund may exhibit greater sensitivity to certain economic factors (e.g., changing interest rates) than will the general stock market. One or more of the Fund’s subadvisers employing an actively managed strategy seeks to select equity securities it believes offer the opportunity for capital growth combined with dividend return. The Fund may invest across companies of all sizes but generally focuses on larger capitalization companies, which the subadvisers that pursue active management believe have stable long-term earnings and dividend-paying records. In addition, a portion of the Fund invests in (or obtains exposure to) stocks included in a custom version of the Russell 1000® Value Index, following an indexed or passively managed approach to investing.
The Fund also may invest in:
•	foreign equity securities;
•	U.S. and foreign convertible securities; and
•	U.S. preferred stock.
The term “equity securities” refers to both common and preferred stock.
The Fund’s subadvisers that pursue active management may invest in a company’s preferred stock or convertible security for various reasons, including when they believe the security type offers a higher risk-adjusted return opportunity than the company’s common stock. Preferred stocks tend to have lower credit ratings than bonds issued by the same entity. In addition, convertible bonds frequently have credit ratings that are below investment grade or are unrated. Securities rated below investment grade are considered high yield or high risk securities.
In the indexed or passively managed portion of the Fund, the subadviser seeks to approximate the investment characteristics and performance of a custom version of the Russell 1000 Value Index by investing in (or obtaining investment exposure to) stocks in the custom index. The Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe and includes those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. The custom version of the index is comprised of all of the stocks in the Russell 1000 Value Index but unlike the Russell 1000 Value Index, it is an equally-weighted index, meaning that each stock included in the custom index is represented equally instead of based on each company’s capitalization, using weighting and rebalancing rules determined by the Fund’s investment adviser. This portion of the Fund is rebalanced periodically (but not necessarily at the same time changes are made to the custom index).
Subadvisers and Portfolio Managers
The Fund incorporates complementary portfolio management approaches. Information relating to individual subadvisers has been provided by the respective subadviser. Each subadviser’s specific strategy is described below.
Southeastern Asset Management, Inc. (“Southeastern”), 6410 Poplar Avenue, Suite 900, Memphis, Tennessee 38119, serves as a subadviser to the Fund employing a special situations strategy. Southeastern seeks to invest in financially strong, well-managed companies that can be purchased at prices Southeastern believes are significantly below their current intrinsic values. Southeastern has served as a subadviser since 2000.
Name	Five Year Business History	Role in Fund Management
O. Mason Hawkins, CFA	Co-founder of Southeastern in 1975	Co-head of investment team
G. Staley Cates, CFA	Joined Southeastern in 1986	Co-head of investment team
SSGA Funds Management, Inc. (“SSGA FM”), State Street Financial Center, 1 Lincoln Street, Boston, Massachusetts 02111, serves as a subadviser to the Fund employing a “passive” or “indexing” strategy. SSGA FM seeks to approximate the investment characteristics and performance of a custom version of the Russell 1000 Value Index by investing in (or obtaining investment exposure to) stocks in the custom index and without fundamental or quantitative analysis. SSGA FM has served as a subadviser since 2014.
Name	Five Year Business History	Role in Fund Management
Michael J. Feehily, CFA	Joined SSGA FM in 1997	Portfolio Manager
Dwayne Hancock, CFA	Joined SSGA FM in 1996	Portfolio Manager
T. Rowe Price Associates, Inc. (“T. Rowe Price”), 100 East Pratt Street, Baltimore, Maryland 21202, serves as a subadviser to the Fund employing a relative yield value strategy. T. Rowe Price, seeks to invest in securities that display above-market yield and below-market valuation with good prospects for capital appreciation and dividend growth. T. Rowe Price has served as a subadviser since 1999.
Name	Five Year Business History	Role in Fund Management
Brian C. Rogers, CFA, CIC	Joined T. Rowe Price in 1982	Portfolio Manager
Wellington Management Company LLP (“Wellington Management”), 280 Congress Street, Boston, Massachusetts 02210, employs a total return strategy focused on yield and earnings growth. Wellington Management seeks to invest in large-capitalization companies that it believes are selling at attractive prices relative to the market and that sell at below-average price-to-earnings multiples. Wellington Management has served as a subadviser since 2014.
Name	Five Year Business History	Role in Fund Management
Karen H. Grimes, CFA	Joined Wellington Management in 1995	Portfolio Manager
The Fund’s SAI provides additional information about portfolio manager compensation, other accounts managed by the portfolio manager(s), and portfolio manager ownership of Fund shares.
Growth & Income Fund
Investment Objective—To offer long-term capital growth and current income.

Principal Investment Strategies—The Fund invests, under normal circumstances, primarily in U.S. common stocks that the Fund’s subadvisers believe offer the potential for capital appreciation or that may provide current income by paying dividends. Strategies used by the Fund’s subadvisers include: (1) focusing on large-capitalization U.S. companies whose common stocks are believed to offer potential for price appreciation because of undervaluation, earnings growth, or both; and (2) emphasizing U.S. stocks that may pay dividends.
The Fund also may invest in:
•	foreign equity securities;
•	mid-capitalization equity securities;
•	U.S. preferred stock; and
•	U.S. convertible securities.
The term “equity securities” refers to both common and preferred stock.
Preferred stocks tend to have lower credit ratings than bonds issued by the same entity. In addition, convertible bonds frequently have credit ratings that are below investment grade or are unrated.
Subadvisers and Portfolio Managers
The Fund incorporates complementary portfolio management approaches. Information relating to individual subadvisers has been provided by the respective subadviser. Each subadviser’s specific strategy is described below.
Fiduciary Management, Inc. (“FMI”), 100 East Wisconsin Avenue, Suite 2200, Milwaukee, Wisconsin 53202, employs a large-cap blend strategy. FMI generally seeks to employ what it believes to be a business owner’s approach to investing by seeking to evaluate a potential investment as if it were an outright purchase of the company. This includes a detailed analysis of the economics of the business, the return on invested capital, and the qualities of the management team. FMI has served as a subadviser since 2009.
Name	Five Year Business History	Role in Fund Management
Patrick English, CFA	Joined FMI in 1986	Equal responsibility among team members
Andy Ramer, CFA	Joined FMI in 2002	Equal responsibility among team members
T. Rowe Price, 100 East Pratt Street, Baltimore, Maryland 21202, serves as a subadviser to the Fund employing a blue chip growth strategy. T. Rowe Price uses fundamental research to identify firms that it believes to be well-established in their industries and have potential for above-average earnings growth. T. Rowe Price has served as a subadviser since 2001.
Name	Five Year Business History	Role in Fund Management
Larry J. Puglia, CPA, CFA	Joined T. Rowe Price in 1990	Portfolio Manager
Wellington Management, 280 Congress Street, Boston, Massachusetts 02210, employs a yield focused strategy. Wellington Management seeks to invest in large-capitalization companies that it believes are selling at attractive prices relative to the market and that sell at below-average price-to-earnings multiples. Wellington Management has served as a subadviser since 2000.
Name	Five Year Business History	Role in Fund Management
Ian R. Link, CFA	Joined Wellington Management in 2006	Portfolio Manager
The Fund’s SAI provides additional information about portfolio manager compensation, other accounts managed by the portfolio manager(s), and portfolio manager ownership of Fund shares.
Growth Fund
Investment Objective—To offer long-term capital growth.
Principal Investment Strategies—The Fund invests, under normal circumstances, primarily in U.S. common stocks that are considered by the Fund’s subadvisers to have above-average potential for growth.
The subadvisers emphasize stocks of well established medium- and large-capitalization firms.
The Fund also may invest in:
•	foreign equity securities;
•	small-capitalization equity securities;
•	U.S. preferred stock; and
•	U.S. convertible securities.
The term “equity securities” refers to both common and preferred stock.
Preferred stocks tend to have lower credit ratings than bonds issued by the same entity. In addition, convertible bonds frequently have credit ratings that are below investment grade or are unrated.
Subadvisers and Portfolio Managers
The Fund incorporates complementary portfolio management approaches. Information relating to individual subadvisers has been provided by the respective subadviser. Each subadviser’s specific strategy is described below.
Atlanta Capital Management Company, LLC (“Atlanta Capital”), 1075 Peachtree Street NE, Suite 2100, Atlanta, Georgia 30309 serves as a subadviser to the Fund employing a large-cap growth strategy. Atlanta Capital seeks to invest in companies with a demonstrated history of consistent growth and stability in earnings that Atlanta Capital believes will provide attractive returns with moderate risk over the long-term. Atlanta Capital’s investment process combines growth stock investing with a proprietary reward-to-risk valuation discipline to create portfolios of approximately forty-five to fifty-five companies that it believes to be high quality. Atlanta Capital has served as a subadviser since 2012.
Name	Five Year Business History	Role in Fund Management
Richard England, CFA	Joined Atlanta Capital in 2004	Co-Portfolio Manager
Paul Marshall, CFA	Joined Atlanta Capital in 2000	Co-Portfolio Manager
Columbus Circle Investors (“Columbus Circle”), Metro Center, One Station Place, 8th Floor South, Stamford, Connecticut 06902, serves as a subadviser to the Fund employing a large-cap growth strategy. Columbus Circle utilizes fundamental analysis in the context of the prevailing economic environment to build portfolios of companies that it believes meet specific criteria related to company success, believing that “positive momentum” in a company’s progress plus “positive surprise” in reported results should yield superior returns through rising stock prices. Columbus Circle has served as a subadviser since 2008.
Name	Five Year Business History	Role in Fund Management
Anthony Rizza, CFA	Joined Columbus Circle in 1991	Lead Portfolio Manager
Thomas Bisighini, CFA	Joined Columbus Circle in 2004	Co-Portfolio Manager
Victory Capital Management Inc. (“Victory Capital”), 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144 serves as a subadviser to the Fund employing a large-cap growth strategy. Victory Capital seeks to invest in a focused portfolio of approximately thirty stocks of growth companies that Victory Capital believes are high quality and will deliver earnings growth greater than that which the market expects. Victory Capital has served as a subadviser since 2012.
Name	Five Year Business History	Role in Fund Management
Erick Maronak	Joined Victory Capital in 2003	Lead Portfolio Manager and Chief Investment Officer
Jason Dahl, CFA	Joined Victory Capital in 2003	Co-Portfolio Manager
Scott Kefer, CFA	Joined Victory Capital in 2003	Co-Portfolio Manager
Michael Koskuba	Joined Victory Capital in 2003	Co-Portfolio Manager
Westfield Capital Management Company, L.P. (“Westfield”), One Financial Center, Boston, Massachusetts 02111, serves as a subadviser to the Fund employing a large-cap growth strategy. Westfield’s investment philosophy is based on its belief that stock prices follow earnings progress. Through in-depth, fundamental research, Westfield seeks out companies that it believes have reasonably priced stocks and high anticipated earnings potential. Westfield has served as a subadviser since 2005.
Name	Five Year Business History	Role in Fund Management
William A. Muggia	Joined Westfield in 1994	Lead Portfolio Manager among team members
The Fund’s SAI provides additional information about portfolio manager compensation, other accounts managed by the portfolio manager(s), and portfolio manager ownership of Fund shares.
Select Value Fund
Investment Objective—To offer long-term growth from dividend income and capital appreciation.
Principal Investment Strategies—The Fund invests, under normal circumstances, primarily in common stocks of mid-capitalization U.S. companies that the Fund’s subadvisers believe present attractive investment opportunities at favorable prices in relation to the intrinsic worth of the issuer and may offer the possibility for growth through the reinvestment of dividends. The Fund generally seeks to invest in common stocks of companies with market capitalizations that fall within the range of companies in the Russell Midcap® Value Index. The Russell Midcap® Value Index is a widely used benchmark for mid-cap value stock performance and its market capitalization range, as of March 31, 2015, was $212.3 million to $33.859 billion. The Fund may invest up to 10% of its net assets in real estate investment trusts.
The Fund may also invest in:
•	foreign equity securities;
•	U.S. preferred stock;
•	U.S. convertible securities; and
•	small-capitalization equity securities.
The term “equity securities” refers to both common and preferred stock.
Preferred stocks tend to have lower credit ratings than bonds issued by the same entity. In addition, convertible bonds frequently have credit ratings that are below investment grade or are unrated.
Subadvisers and Portfolio Managers
The Fund incorporates complementary portfolio management approaches. Information relating to individual subadvisers has been provided by the respective subadviser. Each subadviser’s specific strategy is described below.
Artisan Partners Limited Partnership (“Artisan Partners”), 875 E. Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202, serves as a subadviser to the Fund employing a contrarian value strategy. Artisan Partners employs a fundamental investment process to construct a diversified portfolio of medium-sized U.S. companies believed to be undervalued, in solid financial condition, and have attractive business economics. Artisan Partners has served as a subadviser since 2008.

Name	Five Year Business History	Role in Fund Management
James C. Kieffer, CFA	Joined Artisan Partners in 1997	Co-Portfolio Manager
Scott C. Satterwhite, CFA	Joined Artisan Partners in 1997	Co-Portfolio Manager
George O. Sertl, Jr., CFA	Joined Artisan Partners in 2000	Co-Portfolio Manager
Daniel L. Kane, CFA	Joined Artisan Partners in 2008	Co-Portfolio Manager
Systematic Financial Management, L.P. (“Systematic”), 300 Frank W. Burr Boulevard, Teaneck, New Jersey 07666, serves as a subadviser to the Fund employing a relative value strategy. Systematic focuses on seeking to identify undervalued companies exhibiting a combination of low forward price-to-earnings ratios and a positive earnings catalyst. Systematic has served as a subadviser since 2007.
Name	Five Year Business History	Role in Fund Management
Ronald Mushock, CFA	Joined Systematic in 1997	Lead Portfolio Manager
D. Kevin McCreesh, CFA	Joined Systematic in 1996	Portfolio Manager
WEDGE Capital Management L.L.P. (“WEDGE”), 301 South College Street, Suite 2920, Charlotte, North Carolina 28202, serves as a subadviser to the Fund employing a concentrated traditional value strategy. WEDGE uses both quantitative research and independent qualitative analysis. The firm employs two proprietary, fundamentally-based screening models that seek to identify stocks with low price-to-earnings ratios, high earnings quality, momentum, and the greatest growth potential. WEDGE has served as a subadviser since 2007.
Name	Five Year Business History	Role in Fund Management
Paul M. VeZolles, CFA	Joined WEDGE in 1995	Co-Lead mid-cap analyst,
responsible for the
fundamental, bottom-up
research for the Fund
and making investment
recommendations to the
Investment Policy
Committee; also
responsible for making
adjustments to the
position size, as well as
the decision to sell the
security.
John G. Norman	Joined WEDGE in 2004	Member of the Investment Policy Committee with primary oversight responsibility.
Name	Five Year Business History	Role in Fund Management
Martin L. Robinson, CFA	Joined WEDGE in 1996	Member of the Investment Policy Committee with primary oversight responsibility.
Brian J. Pratt, CFA	Joined WEDGE in 2007	Co-Lead mid-cap analyst, responsible for the fundamental, bottom-up research for the Fund and making investment recommendations to the Investment Policy Committee; also responsible for making adjustments to the position size, as well as the decision to sell the security.
The Fund’s SAI provides additional information about portfolio manager compensation, other accounts managed by the portfolio manager(s), and portfolio manager ownership of Fund shares.
Aggressive Opportunities Fund
Investment Objective—To offer high long-term capital appreciation.
Principal Investment Strategies—The Fund invests, under normal circumstances, primarily in common stocks of small- to mid- capitalization U.S. and foreign companies. One or more of the Fund’s subadvisers employing an actively managed strategy seeks to select common stocks it believes offer the opportunity for high capital appreciation. In addition, a portion of the Fund invests in (or obtains exposure to) stocks included in a custom version of the Russell Midcap® Growth Index, following an indexed or passively managed approach to investing. The range of stocks in which the Fund generally invests is expected to be that of the Russell Midcap® Index and as of March 31, 2015, the market capitalization range of the Russell Midcap® Index was from $212.3 million to $35.765 billion.
The Fund also may invest in:
•	foreign equity securities (including those of issuers located in emerging market countries);
•	U.S. preferred stock; and
•	U.S. and foreign convertible securities.
The term “equity securities” refers to both common and preferred stock.
The Fund’s subadvisers that pursue active management may invest in a company’s preferred stock or convertible security for various reasons including when they believe the security type offers a higher risk-adjusted return opportunity than the company’s common stock. Preferred stocks tend to have lower credit ratings than bonds issued by the same entity. In addition, convertible bonds frequently have credit ratings that are below investment grade or are unrated.

In the indexed or passively managed portion of the Fund, the subadviser seeks to approximate the investment characteristics and performance of a custom version of the Russell Midcap Growth Index by investing in (or obtaining investment exposure to) stocks in the custom index. The Russell Midcap Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe and includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. The custom version of the index is comprised of all of the stocks in the Russell Midcap Growth Index but unlike the Russell Midcap Growth Index, it is an equally-weighted index, meaning that each stock included in the custom index is represented equally instead of based on each company’s capitalization, using weighting and rebalancing rules determined by the Fund’s investment adviser. This portion of the Fund is rebalanced periodically (but not necessarily at the same time changes are made to the custom index).
The Fund’s subadvisers may use futures and options to manage risk or to obtain or adjust investment exposure. The Fund’s subadvisers also may manage foreign currency risks by using forward currency contracts. Fund investments in derivative instruments are limited to 10% of the Fund’s net assets, but normally will not exceed 5% of the Fund’s net assets.
Subadvisers and Portfolio Managers
The Fund incorporates complementary portfolio management approaches. Information relating to individual subadvisers has been provided by the respective subadviser. Each subadviser’s specific strategy is described below.
Southeastern, 6140 Poplar Avenue, Suite 900, Memphis, Tennessee 38119, serves as a subadviser to the Fund employing a special situations strategy. Southeastern seeks to invest in financially strong, well-managed companies, that can be purchased at prices Southeastern believes are significantly below their current intrinsic values. Southeastern has served since 2002.
Name	Five Year Business History	Role in Fund Management
O. Mason Hawkins, CFA	Co-Founder of Southeastern in 1975	Co-head of investment team
G. Staley Cates, CFA	Joined Southeastern in 1986	Co-head of investment team
TimesSquare Capital Management, LLC (“TimesSquare”), 7 Times Square, 42nd Floor, New York, NY 10036, serves as a subadviser to the Fund employing a growth opportunities strategy. TimesSquare uses a bottom up, research intensive approach to identify mid-cap securities that it believes have the greatest growth potential. TimesSquare has served as a subadviser since 2006.
Name	Five Year Business History	Role in Fund Management
Tony Rosenthal, CFA	Joined TimesSquare in 2000	Equal responsibility among team members
Grant Babyak	Joined TimesSquare in 2000	Equal responsibility among team members
SSGA FM, State Street Financial Center, 1 Lincoln Street, Boston, Massachusetts 02111, serves as a subadviser to the Fund employing a “passive” or “indexing” strategy. SSGA FM seeks to approximate the investment characteristics and performance of a custom version of the Russell Midcap Growth Index by investing in (or obtaining investment exposure to) stocks in the custom index and without fundamental or quantitative analysis. SSGA FM has served as a subadviser since August 2012.
Name	Five Year Business History	Role in Fund Management
Michael J. Feehily, CFA	Joined SSGA FM in 1997	Portfolio Manager
Dwayne Hancock, CFA	Joined SSGA FM in 1996	Portfolio Manager
Wells Capital Management Inc. (“WellsCap”), 525 Market Street, San Francisco, California 94105, serves as a subadviser to the Fund employing a fundamental small and medium capitalization growth equity strategy. WellsCap seeks to invest primarily in the equities of small and medium capitalization securities that it believes trade at reasonable valuations. WellsCap has served as a subadviser since August 2012.
Name	Five Year Business History	Role in Fund Management
Thomas Pence, CFA	Joined WellsCap in 2005	Lead Portfolio Manager
Michael Smith, CFA	Joined WellsCap in 2005	Co-Portfolio Manager
Chris Warner, CFA	Joined WellsCap in 2007	Co-Portfolio Manager
The Fund’s SAI provides additional information about portfolio manager compensation, other accounts managed by the portfolio manager(s), and portfolio manager ownership of Fund shares.
Discovery Fund
Investment Objective—To offer long-term capital growth.
Principal Investment Strategies—The Fund invests, under normal circumstances, primarily in a combination of common stocks of U.S. small-capitalization companies, Russell 2000 Index futures and U.S. and foreign fixed income securities. The Fund’s subadvisers select stocks that they believe have above-average potential for growth and that generally have market capitalizations that fall within the range of companies in the Russell 2000® Index. The Russell 2000 Index is a widely used benchmark for small-cap stock performance, and its market capitalization range as of March 31, 2015, was $5.5 million to $11.71 billion. The Fund’s U.S. and foreign fixed income securities (1) are held, in part, as collateral in conjunction with the Fund’s use of futures, (2) may include (i) government and agency securities; (ii) corporate bonds; (iii) mortgage-backed securities (which may include U.S. agency pass through and collateralized mortgage obligations, non-agency pass through and collateralized mortgage obligations, and commercial mortgage-backed securities); (iv) asset-backed securities (which may include utility rate reduction securities and securities backed by collateral such as credit card receivables, home equity loans, student loans, and small business loans); and (v) municipal securities, and (3) generally have a portfolio effective duration of no greater than three years. Effective duration is a measure of the expected change in value of a fixed income security for a given change in interest rates, and takes into account that expected cash flows will fluctuate as interests rate change. For example, the value of a fixed income security with an effective duration of two years would be expected to decline around 2% if interest rates rose by 1%. Conversely, the value of the same fixed income security would be expected to increase around 2% if interest rates fell by 1%.
The Fund’s investments also may include:
•	foreign equity securities (including those of issuers located in emerging market countries);
•	U.S. preferred stock; and
•	U.S. and foreign convertible securities.
The term “equity securities” refers to both common and preferred stock.
The Fund’s subadvisers may invest in a company’s preferred stock or convertible security for various reasons including when they believe the security type offers a higher return opportunity than the company’s common stock. Preferred stocks tend to have lower credit ratings than bonds issued by the same entity. In addition, convertible bonds frequently have credit ratings that are below investment grade or are unrated.
The Fund’s fixed income securities are generally investment grade securities, which are securities rated within the four highest grades by Standard & Poor’s (at least BBB), Moody’s (at least Baa), or Fitch (at least BBB) or are unrated securities that the Fund’s subadvisers determine are of comparable quality.
In addition to Russell 2000 Index futures contracts, the Fund’s subadvisers also may use other derivative instruments. The Fund’s subadvisers may use futures, options, options on swaps (swaptions), and swap agreements to manage risk, or to obtain or adjust investment exposure. The Fund’s subadvisers also may use forward currency contracts to manage foreign currency risks. Investments in derivative instruments are limited to 15% of the Fund’s net assets.
Subadvisers and Portfolio Managers
The Fund incorporates complementary portfolio management approaches. Information relating to individual subadvisers has been provided by the respective subadviser. Each subadviser’s specific strategy is described below.
Payden & Rygel, 333 South Grand Avenue, Los Angeles, California 90071, serves as a subadviser to the Fund employing an enhanced equity strategy. Payden & Rygel’s enhanced equity strategy utilizes Russell 2000 Index futures contracts or swap agreements to gain equity exposure, combined with purchasing fixed income securities seeking to generate returns in excess of the futures contracts or swap agreements implied financing costs. Payden & Rygel has served as a subadviser since 2007.
Name	Five Year Business History	Role in Fund Management
James T. Wong	Joined Payden & Rygel in 1995	Equal responsibility among team members
Name	Five Year Business History	Role in Fund Management
Brian W. Matthews, CFA	Joined Payden & Rygel in 1986	Equal responsibility among team members
Wellington Management, 280 Congress Street, Boston, Massachusetts 02210, serves as a subadviser to the Fund employing a diversified small-blend strategy. Wellington Management seeks to invest in companies that it believes to be fundamentally sound and that can be purchased at what it believes to be attractive valuations; emphasis is placed on evaluating the long-term investment merit of the company rather than the trading characteristics of its securities. Wellington Management has served as a subadviser since 2007.
Name	Five Year Business History	Role in Fund Management
Jamie A. Rome, CFA	Joined Wellington Management in 1994	Portfolio Manager
The Fund’s SAI provides additional information about portfolio manager compensation, other accounts managed by the portfolio manager(s), and portfolio manager ownership of Fund shares.
International Fund
Investment Objective—To offer long-term capital growth and diversification by country.
Principal Investment Strategies—The Fund invests primarily in the common stocks of companies headquartered outside the United States. Under normal circumstances, the Fund invests at least 80% of its net assets in foreign equity securities, including securities of issuers located in emerging market countries. Strategies used by the Fund’s subadvisers include: (1) investing in equity securities believed to have above-average potential for growth across multiple capitalization sizes; and (2) investing in equity securities believed to be priced below fair market value at the time of purchase.
The Fund also may invest in:
•	U.S. or foreign fixed income securities of any maturity;
•	U.S. equity securities; and
•	U.S. or foreign convertible securities.
The term “equity securities” refers to both common and preferred stock.
Preferred stocks tend to have lower credit ratings than bonds issued by the same entity. In addition, convertible bonds frequently have credit ratings that are below investment grade or are unrated.
The Fund’s subadvisers may use futures and options to manage risk or to obtain or adjust investment exposure. The Fund’s subadvisers also may use forward currency contracts to obtain or adjust investment exposure or to manage foreign currency risks. Fund investments in derivative instruments are limited to 10% of the Fund’s net assets, but normally will not exceed 5% of the Fund’s net assets.

Subadvisers and Portfolio Managers
The Fund incorporates complementary portfolio management approaches. Information relating to individual subadvisers has been provided by the respective subadviser. Each subadviser’s specific strategy is described below.
Artisan Partners, 875 East Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202, employs a fundamental stock selection process focused on identifying long-term growth opportunities to build a portfolio of non-U.S. growth companies of all market capitalizations. Artisan seeks to invest in companies within its preferred themes with sustainable growth characteristics at attractive valuations that do not fully reflect their long-term potential. Artisan seeks long-term secular growth trends and diversification by country, by using fundamental analysis to identify stocks of individual companies that Artisan Partners believes have sustainable growth, dominant industry positions, excellent management, attractive valuations and offer long- or short-term growth opportunities. Artisan Partners has served as a subadviser since 2002.
Name	Five Year Business History	Role in Fund Management
Mark L. Yockey, CFA	Joined Artisan Partners in 1995	Portfolio Manager
Charles-Henri Hamker	Joined Artisan Partners in 2000	Associate Portfolio Manager
Andrew J. Euretig	Joined Artisan Partners in 2005	Associate Portfolio Manager
GlobeFlex Capital, LP (“GlobeFlex”), 4365 Executive Drive, Suite 720, San Diego, California 92121, employs a diversified all-cap strategy. GlobeFlex combines fundamental characteristics of traditional bottom-up research with systematic characteristics of quantitative investing in an effort to identify growing companies. GlobeFlex seeks to establish a diversified portfolio of stocks of multiple market-capitalizations and seeks to identify stocks issued by companies that, in GlobeFlex’s opinion, are characterized by accelerating growth, strong management teams and attractive valuations. GlobeFlex has served as a subadviser since 2006.
Name	Five Year Business History	Role in Fund Management
Robert Anslow	Co-Founder of GlobeFlex in 1994	Co-Portfolio Manager
James Peterson	Joined GlobeFlex in 2008	Co-Portfolio Manager
Mondrian Investment Partners Limited (“Mondrian”), 10 Gresham Street, 5th Floor, London EC2V 7JD, employs a value-oriented international strategy. Mondrian seeks to invest in securities that it believes are priced below fair market value based on anticipated future cash flow to shareholders. A company’s expected future real growth and dividend yield, each as determined by Mondrian, play a central role in the firm’s decision making process. Mondrian seeks to apply this methodology consistently to individual securities across all markets and industries. Mondrian has served as a subadviser since 2009.
Name	Five Year Business History	Role in Fund Management
Elizabeth Desmond	Joined Mondrian in 1991	Equal responsibility among team members
Nigel Bliss	Joined Mondrian in 1995	Equal responsibility among team members
Andrew Porter	Joined Mondrian in August 2003	Equal responsibility among team members
Walter Scott & Partners Limited (“Walter Scott”), One Charlotte Square, Edinburgh, Scotland EH2 4DR, manages two different strategies that employ a concentrated growth strategy that uses traditional fundamental analysis to build a concentrated portfolio of companies that, in Walter Scott’s opinion, are growing earnings, are operated by capable management teams, have strong balance sheets and are positioned in attractive areas of the global economy. One of Walter Scott’s strategies primarily includes investments in international developed markets while the other strategy is diversified primarily across investments in emerging market countries. Walter Scott has served as a subadviser since 2006.
Name	Five Year Business History	Role in Fund Management
Jane Henderson	Joined Walter Scott in 1995	Equal responsibility among team members
Roy Leckie	Joined Walter Scott in 1995	Equal responsibility among team members
Charles Macquaker	Joined Walter Scott in 1991	Equal responsibility among team members
The Fund’s SAI provides additional information about portfolio manager compensation, other accounts managed by the portfolio manager(s), and portfolio manager ownership of Fund shares.
Diversifying Strategies Fund
Investment Objective—To offer long-term capital growth.
Principal Investment Strategies—The Fund employs multiple investment strategies to seek long-term growth of capital, with lower volatility over time than that of stocks in general and a risk/return profile different from that of traditional asset classes, such as stocks and fixed income securities. In combination, the Fund’s investment strategies seek to provide investment exposure to U.S. and foreign convertible securities, stocks, fixed income securities, and real estate investment trusts (“REITs”) through direct investments or through the use of derivative instruments. The Fund currently uses the following investment strategies:
•	Convertible Securities Strategy;
•	Enhanced Equity Strategy;
•	Low Duration-Plus Fixed Income Strategy; and
•	Passive REIT Index Strategy.
Each of the above investment strategies is described in more detail below.

•	Convertible Securities Strategy—The Fund allocates a portion of its assets to a portfolio of convertible securities of U.S. or foreign companies (which may include issuers located in emerging market countries). Convertible securities, which include convertible bonds and convertible preferred stocks, possess investment characteristics of both stocks and bonds. The Fund’s subadvisers seek to invest in those convertible securities they believe represent an attractive risk/reward potential. The majority of these securities are rated below investment grade or are unrated. The Fund’s subadvisers also may invest in a combination of either convertible or non-convertible bonds, and common stocks or equity options, to seek to replicate the investment exposure of convertible securities or to seek to manage risk. The subadvisers implementing the Fund’s convertible securities strategy may also invest in other types of fixed income and equity securities, including “restricted” securities, such as Rule 144A securities.
•	Enhanced Equity Strategy—Another portion of the Fund’s assets invests in a portfolio of Russell 2000® Index futures contracts and U.S. and foreign fixed income securities. This strategy’s subadviser utilizes Russell 2000 Index futures contracts or swap agreements to gain equity exposure, combined with purchasing U.S. and foreign fixed income securities seeking to generate returns in excess of the futures contracts’ or swap agreements’ implied financing costs. The Fund’s U.S. and foreign fixed income securities in this portion of the Fund’s portfolio (1) are held, in part, as collateral in conjunction with the Fund’s use of futures contracts; (2) may include government and agency securities, corporate bonds, mortgage-backed securities, asset-backed securities, and municipal securities; and (3) generally have a portfolio effective duration of no greater than three years. Effective duration is a measure of the expected change in value of a fixed income security for a given change in interest rates, and takes into account that expected cash flows will fluctuate as interest rates change. For example, the value of a fixed income security with an effective duration of two years would be expected to decline around 2% if interest rates rose by 1%. Conversely, the value of the same fixed income security would be expected to increase around 2% if interest rates fell by 1%. The fixed income securities in this portion of the Fund are generally investment grade securities.
•	Low Duration-Plus Fixed Income Strategy—Another portion of the Fund’s portfolio invests in core short and intermediate maturity fixed income securities (including securities issued or guaranteed by the U.S. Government or foreign governments and their agencies or instrumentalities, and U.S. and foreign mortgage-backed and asset backed securities) that combined generally have a portfolio effective duration of no greater than three years.
The strategy’s core fixed income securities are generally investment grade securities that the subadviser to this portion of the Fund believes provide return opportunities because they are priced below fair market value relative to securities of similar credit quality and interest rate sensitivity. Plus, the strategy also incorporates investments in non-core sectors and securities which may include but are not limited to below investment grade and unrated securities, foreign securities, including securities of issuers located in emerging market countries, inflation-adjusted securities, floating rate loans, and currencies, that the subadviser believes offer attractive investment opportunities. The subadviser may use futures and swaps as part of this fixed income strategy and may seek to reduce risk of loss due to currency fluctuations by hedging its non-U.S. dollar exposure using a variety of techniques, including forward currency contracts.
•	Passive REIT Index Strategy—Another portion of the Fund’s assets invests in a portfolio of REIT and REIT-like securities included in the Dow Jones U.S. Select REIT Index, following an indexed or passively managed approach to investing. The subadviser to this portion of the Fund seeks to approximate the investment characteristics and performance of the Dow Jones U.S. Select REIT Index by investing in REITs and REIT-like securities included in that index. The Dow Jones U.S. Select REIT Index is an unmanaged index that intends to measure the performance of publicly traded REITs and REIT-like securities. The index is a subset of the Dow Jones U.S. Select Real Estate Securities Index, which represents equity REITs and real estate operating companies traded in the U.S.
Additional Information About the Fund’s Principal Investment Strategies
Below Investment Grade Securities—A significant portion of the Fund’s assets may be invested in “below investment grade” securities (commonly known as “high yield securities” or “junk bonds”). Below investment grade securities are those rated below the four highest categories by Standard & Poor’s (below BBB), Moody’s (below Baa), or Fitch (below BBB), or are unrated securities that the Fund’s subadvisers determine are of comparable quality. The Fund’s below investment grade securities or instruments (which include fixed income securities, convertible securities, preferred stock, and floating rate loans) generally will not exceed, in the aggregate, 55% of the Fund’s net assets, with additional limits as specified below.
The Fund limits its aggregate investments in (i) fixed income securities that are rated below investment grade, excluding convertible bonds; and (ii) floating rate loans so that, taken together, they generally will not be more than 15% of the Fund’s net assets.
Convertible Securities—The Fund limits its investments in convertible securities, which include convertible bonds and convertible preferred stocks, such that they generally will remain below 45% of the Fund’s net assets.
Fixed Income Securities—Under normal circumstances, the Fund invests at least 40% of its net assets in fixed income securities in addition to its investments in convertible bonds.
Derivative Instruments—In addition to Russell 2000 Index futures contracts, the Fund’s subadvisers also may use other derivative instruments, including futures and options, options on swaps (swaptions), swap agreements, and forward currency contracts, to achieve desired investment exposure, enhance portfolio efficiency, or manage risk. Trading in derivative instruments is used as an alternative to, or in conjunction with, buying, selling and holding stock and fixed income securities. Derivatives trading is intended to give the Fund the ability to share in the positive or negative returns of specific stocks, bonds, currencies, and broad and narrow market indices, traded in U.S. and foreign markets, without directly owning them. Derivative instruments also may be used to manage risk by, for example, hedging Fund portfolio holdings against losses due to exposure to certain markets, sectors or currencies.
The Fund’s investments in credit default swaps, if any, will be less than 5% of the Fund’s net assets.
Investment Grade Securities—“Investment grade” securities generally are those rated within the four highest categories by Standard & Poor’s (at least BBB), Moody’s (at least Baa), or Fitch (at least BBB), or are unrated securities that the Fund’s subadvisers determine are of comparable quality.
Mortgage-Backed and Asset-Backed Securities—Assets of the Fund may be invested in U.S. or foreign mortgage backed securities, which may include U.S. agency pass through and collateralized mortgage obligations, non-agency pass through and collateralized mortgage obligations, and commercial mortgage-backed securities and U.S. or foreign asset-backed securities including utility rate reduction bonds and fixed income securities backed by collateral, such as credit card receivables, home equity loans, student loans, and small business loans.
Volatility and Low Correlation—Although the Fund strives to have less long-term volatility than stocks in general, the Fund’s investment returns may be volatile over short periods of time. In addition, although the Fund may have low correlation to traditional asset classes (and therefore, for example, may outperform the stock market during periods of negative stock market performance and may underperform the stock market during periods of strong stock market performance), there can be no assurance that the Fund’s returns over time or during any period will be positive or that the Fund will outperform the overall stock or bond markets. Further, there can be no assurance that the Fund will have less long-term volatility than the stock markets or have a low correlation to stocks and bonds (i.e., the Fund’s returns could move in tandem with those traditional asset classes).
Subadvisers and Portfolio Managers
The Fund incorporates complementary portfolio management approaches. Information relating to individual subadvisers has been provided by the respective subadviser. Each subadviser’s specific strategy is described below.
Oaktree, 333 South Grand Avenue, Los Angeles, CA 90071, serves as a subadviser to the Fund employing a convertible securities strategy. Oaktree’s strategy typically invests in convertible bonds and convertible preferred equities primarily issued by U.S. companies. Oaktree employs a bottom up process focusing on fundamental characteristics of each convertible security. Oaktree constructs a diversified portfolio of convertible securities which seeks to participate in potential appreciation of underlying equities while protecting against possible declines, and providing a reasonable level of yield. Oaktree has served as a subadviser since 2014.
Name	Five Year Business History	Role in Fund Management
Larry Keele	Principal and co-founder of Oaktree in 1995	Co-Portfolio Manager
Stuart R. Spangler	Joined Oaktree in 1997	Co-Portfolio Manager
Payden & Rygel, 333 South Grand Avenue, Los Angeles, California 90071, serves as a subadviser to the Fund and manages two different fixed income strategies. Payden & Rygel employs an enhanced equity strategy that utilizes Russell 2000 Index futures contracts or swap agreements to gain equity exposure, combined with purchasing fixed income securities seeking to generate returns in excess of the futures contracts’ or swap agreements’ implied financing costs. In addition, Payden & Rygel manages the Fund’s low duration-plus fixed income strategy. Payden & Rygel’s portfolio consists of low duration bonds wherein the firm seeks to take advantage of inefficiencies in the world’s fixed income markets. This strategy also focuses on security selection due to what the firm believes to be the ongoing attractiveness of yield levels relative to short-term government securities. In managing a low duration strategy, Payden & Rygel seeks to provide attractive total returns in both absolute and relative terms in both rising and falling interest rate environments. Payden & Rygel has served as a subadviser since 2007.
Name	Five Year Business History	Role in Fund Management
James T. Wong	Joined Payden & Rygel in 1995	Equal responsibility among Enhanced Equity Strategy team members
Brian W. Matthews, CFA	Joined Payden & Rygel in 1986	Equal responsibility among Enhanced Equity Strategy and Low Duration Plus Strategy team members
Mary Beth Syal, CFA	Joined Payden & Rygel in 1991	Equal responsibility among Low Duration Plus Strategy team members
Shenkman Capital Management, Inc. (“Shenkman”), 461 Fifth Avenue, New York, NY 10017, serves as a subadviser to the Fund employing a convertible securities strategy. Shenkman’s strategy typically invests in the fixed income segment of the convertible securities market where issues generally exhibit bond-like characteristics. Shenkman employs bottom-up fundamental credit analysis to seek to identify investment opportunities that Shenkman believes are undervalued and offer potential equity upside. Shenkman has served as a subadviser since 2010.
Name	Five Year Business History	Role in Fund Management
Mark R. Shenkman	Founded Shenkman in 1985	Lead member of team with ultimate responsibility for investment strategy
Raymond F. Condon	Joined Shenkman in 2003	Responsible for day-to-day portfolio management

SSGA FM, State Street Financial Center, 1 Lincoln Street, Boston, Massachusetts 02111, serves as a subadviser to the Fund employing a passive REIT Index strategy. SSGA FM seeks to approximate the investment characteristics and performance of the Dow Jones U.S. Select REIT Index by investing in REITs included in that index. SSGA FM has served as a subadviser since May 2014.
Name	Five Year Business History	Role in Fund Management
Michael J. Feehily, CFA	Joined SSGA FM in 1997	Portfolio Manager
John Tucker, CFA	Joined SSGA FM in 1988	Portfolio Manager
The Fund’s SAI provides additional information about portfolio manager compensation, other accounts managed by the portfolio manager(s), and portfolio manager ownership of Fund shares.
The Index Funds

The five Index Funds described below follow an indexed or passively managed approach to investing. This means that securities are selected to try to approximate the investment characteristics and performance of a specified benchmark, such as the S&P 500 Index. Unlike an actively managed portfolio, an index fund does not rely on the portfolio manager’s decision-making with regard to which individual securities may outperform others. An index fund simply seeks to approximate the performance of its benchmark. Index funds tend to have lower operating expenses than actively managed funds.
Performance of the Index Funds will differ from the underlying indexes for several reasons. First, fund fees and expenses reduce Index Fund performance, while the indexes themselves bear no management fees, transaction costs or other expenses. Second, the Core Bond Index Fund and Broad Market Index Fund employ sampling techniques to approximate benchmark characteristics such as capitalization and industry weightings using fewer securities than are contained in the benchmark index. Therefore, there will be tracking error for each of these two Index Funds, which may impact their performance positively or negatively as compared to a benchmark index. Third, changes to the indexes, such as additions to or deletions from the securities contained in an index and the timing of the rebalancing of the Index Fund, can cause tracking error, which may impact the Index Fund performance positively or negatively as compared to its benchmark index. Fourth, the timing of cash flows into and out of an Index Fund will affect its ability to precisely track the underlying indexes. Fifth, there may be pricing differences if the index and the Index Fund use different pricing sources. This is more common in the Overseas Equity Index Fund and the Core Bond Index Fund. Information relating to the subadviser has been provided by the subadviser.
Mellon Capital Management Corporation (“Mellon Capital”), 50 Fremont Street, San Francisco, California 94105, serves as each Fund’s subadviser employing an indexing strategy. Mellon Capital uses a trading strategy for each Index Fund that seeks to minimize the impact of index additions and deletions while minimizing tracking error. Mellon Capital has served as a subadviser since 2004.
Core Bond Index Fund
Investment Objective—To offer current income by approximating the performance of the Barclays U.S. Aggregate Bond Index.
Principal Investment Strategies—The Fund invests, under normal circumstances, at least 80% of its net assets in bonds and other fixed income securities included in the Barclays U.S. Aggregate Bond Index, selected and weighted to seek to result in investment characteristics comparable to those of that index and performance that correlates with the performance of that index. The Fund considers To-Be-Announced (“TBA”) transactions that provide substantially similar exposure to securities in the Barclays U.S. Aggregate Index to be investments included within the index.
The Fund follows an indexed or passively managed approach to investing. This means that securities are selected for investment to try to approximate the investment characteristics and performance of the Barclays U.S. Aggregate Bond Index. The subadviser employs a sampling technique to approximate index characteristics, using fewer securities than are contained in the index. The Barclays U.S. Aggregate Bond Index is an unmanaged index that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).
While there is no guarantee, the investment adviser expects the correlation between the Fund and its index to be at least 0.95. A correlation of 1.00 would mean the returns of the Fund and the index almost always move in the same direction (but not necessarily by the same amount). A correlation of 0.00 would mean movements in the Fund are unrelated to movements in the index.

Standard & Poor’s (“S&P”), Russell Investments, MSCI Inc. and Barclays do not sponsor any Fund, nor are they affiliated with the Funds. None of the Funds are sponsored, endorsed, sold, or promoted by the index sponsors or the indexes, and neither the indexes nor their sponsors make any representation or warranty, express or implied, regarding the Funds, or the advisability of investing in the Funds or the securities represented in the indexes. Nor do the index sponsors bear any liability with respect to the Funds or the indexes on which the Funds are based. The indexes and their content are owned by the relevant index sponsors, all rights reserved. The Funds’ SAI contains more detailed descriptions of the limited relationship these index sponsors have with the Funds. S&P® and S&P 500® are registered trademarks of Standard & Poor’s Financial Services LLC. Russell Investments is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of the Russell Investments.

Portfolio Managers
Name	Five Year Business History	Role in Fund Management
Zandra Zelaya, CFA	Joined Mellon Capital in 1997	Equal responsibility among Team Members
Gregory Lee, CFA	Joined Mellon Capital in 1989	Equal responsibility among Team Members
The Fund’s SAI provides additional information about portfolio manager compensation, other accounts managed by the portfolio manager(s), and portfolio manager ownership of Fund shares.
500 Stock Index Fund
Investment Objective—To offer long-term capital growth by approximating the performance of the S&P 500® Index.
Principal Investment Strategies—The Fund invests, under normal circumstances, at least 90% of its net assets in stocks included in the S&P 500 Index, weighted to seek to replicate the investment characteristics of the S&P 500 Index and performance that correlates with that of the index. The Fund follows an indexed or passively managed approach to investing. The S&P 500 Index is an unmanaged, market-weighted index of 500 stocks selected by Standard & Poor’s on the basis of their market size, liquidity and industry group representation. The Index represents more than 75% of the total market value of all publicly traded U.S. common stocks.
While there is no guarantee, the investment adviser expects the correlation between the Fund and its index to be at least 0.95. A correlation of 1.00 would mean the returns of the Fund and the index almost always move in the same direction (but not necessarily by the same amount). A correlation of 0.00 would mean movements in the Fund are unrelated to movements in the index.
Portfolio Managers
Name	Five Year Business History	Role in Fund Management
Karen Q. Wong, CFA	Joined Mellon Capital in 2000	Equal responsibility among Team Members
Richard Brown, CFA	Joined Mellon Capital in 1995	Equal responsibility among Team Members
Thomas J. Durante, CFA	Joined Mellon Capital in 2000	Equal responsibility among Team Members
The Fund’s SAI provides additional information about portfolio manager compensation, other accounts managed by the portfolio manager(s), and portfolio manager ownership of Fund shares.
Broad Market Index Fund
Investment Objective—To offer long-term capital growth by approximating the performance of the Russell 3000® Index.
Principal Investment Strategies—The Fund invests, under normal circumstances, at least 90% of its net assets in equity securities included in the Russell 3000 Index, selected and weighted to seek to result in investment characteristics comparable to those of that index and performance that correlates with the performance of that index.
The Fund follows an indexed or passively managed approach to investing, which means that the Fund’s subadviser selects securities for investment to try to approximate the investment characteristics and performance of the Russell 3000 Index. The subadviser employs a sampling technique to approximate index characteristics, using fewer securities than are contained in the index. The Russell 3000 Index is an unmanaged index that includes, and measures the performance of, the largest 3,000 U.S. publicly traded companies, based on market capitalization, representing a substantial portion of the investable U.S. equity market.
While there is no guarantee, the investment adviser expects the correlation between the Fund and its index to be at least 0.95. A correlation of 1.00 would mean the returns of the Fund and the index almost always move in the same direction (but not necessarily by the same amount). A correlation of 0.00 would mean movements in the Fund are unrelated to movements in the index.
Portfolio Managers
Name	Five Year Business History	Role in Fund Management
Karen Q. Wong, CFA	Joined Mellon Capital in 2000	Equal responsibility among Team Members
Richard Brown, CFA	Joined Mellon Capital in 1995	Equal responsibility among Team Members
Thomas J. Durante, CFA	Joined Mellon Capital in 2000	Equal responsibility among Team Members
The Fund’s SAI provides additional information about portfolio manager compensation, other accounts managed by the portfolio manager(s), and portfolio manager ownership of Fund shares.
Mid/Small Company Index Fund
Investment Objective—To offer long-term capital growth by approximating the performance of the Russell 2500™ Index.
Principal Investment Strategies—The Fund invests, under normal circumstances, at least 90% of its net assets in equity securities included in the Russell 2500 Index, weighted to seek to replicate the investment characteristics of the Russell 2500 Index and performance that correlates with the performance of that index.
The Fund follows an indexed or passively managed approach to investing, which means that the Fund’s subadviser selects securities for investment to try to approximate the investment characteristics and performance of the index. The Russell 2500 Index is an unmanaged index that measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap, and is a subset of the Russell 3000® Index. It includes approximately 2,500 of the smallest securities in the Russell 3000® Index, based on a combination of their market capitalization and current index membership.

While there is no guarantee, the investment adviser expects the correlation between the Fund and its index to be at least 0.95. A correlation of 1.00 would mean the returns of the Fund and the index almost always move in the same direction (but not necessarily by the same amount). A correlation of 0.00 would mean movements in the Fund are unrelated to movements in the index.
Portfolio Managers
Name	Five Year Business History	Role in Fund Management
Karen Q. Wong, CFA	Joined Mellon Capital in 2000	Equal responsibility among Team Members
Richard Brown, CFA	Joined Mellon Capital in 1995	Equal responsibility among Team Members
Thomas J. Durante, CFA	Joined Mellon Capital in 2000	Equal responsibility among Team Members
The Fund’s SAI provides additional information about portfolio manager compensation, other accounts managed by the portfolio manager(s), and portfolio manager ownership of Fund shares.
Overseas Equity Index Fund
Investment Objective—To offer long-term capital growth and diversification by approximating the performance of the MSCI Europe Australasia Far East (EAFE) Index (Net).
Principal Investment Strategies—The Fund invests, under normal circumstances, at least 90% of its net assets in equity securities (common and preferred stock) included in the MSCI Europe Australasia Far East (EAFE) Index (Net), weighted to seek to replicate the investment characteristics of the MSCI EAFE Index (Net) and performance that correlates with that of the index.
The Fund follows an indexed or passively managed approach to investing. This means that the Fund’s subadviser selects securities for investment to try to approximate the investment characteristics and performance of the index. The MSCI EAFE Index (Net) is an unmanaged free float-adjusted market capitalization index of equity securities that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada, and approximates the minimum possible dividend reinvestment after deduction of withholding tax according to MSCI Barra’s methodology.
While there is no guarantee, the investment adviser expects the correlation between the Fund and its index to be at least 0.95. A correlation of 1.00 would mean the returns of the Fund and the index almost always move in the same direction (but not necessarily by the same amount). A correlation of 0.00 would mean movements in the Fund are unrelated to movements in the index.
Portfolio Managers
Name	Five Year Business History	Role in Fund Management
Karen Q. Wong, CFA	Joined Mellon Capital in 2000	Equal responsibility among Team Members
Richard Brown, CFA	Joined Mellon Capital in 1995	Equal responsibility among Team Members
Thomas J. Durante, CFA	Joined Mellon Capital in 2000	Equal responsibility among Team Members
The Fund’s SAI provides additional information about portfolio manager compensation, other accounts managed by the portfolio manager(s), and portfolio manager ownership of Fund shares.
The Model Portfolio Funds

As a group, the Model Portfolio Conservative Growth, Model Portfolio Traditional Growth, Model Portfolio Long-Term Growth, and Model Portfolio Global Equity Growth Funds are known as the Model Portfolio Funds. Each of these Funds invests in certain other Vantagepoint Funds and one or more third party exchange-traded funds (each an “underlying fund”) rather than investing directly in a portfolio of securities. Each Model Portfolio Fund has a different degree of potential risk and reward and is diversified among various underlying funds in differing allocations. Each Model Portfolio Fund follows the basic strategies described below.
Asset Allocation—The allocation of each Model Portfolio Fund among the underlying funds and the asset classes they represent has been established by VIA, the investment adviser to each Fund since inception.
Changes to the Underlying Funds—Any changes made in the underlying funds, such as changes in investment objectives, may affect the performance of the Model Portfolio Funds that invest in the underlying funds. VIA may alter the asset class allocations or underlying fund-level allocations of a Model Portfolio Fund at its discretion, subject to the supervision of the Fund’s Board of Directors. Reasons for changes to underlying fund allocations include changes in an underlying fund’s investment objective or strategy or a change in VIA’s investment assumptions underlying the Model Portfolio Funds.
Rebalancing—If one component of a particular Model Portfolio Fund outperforms another component over any given time period, the Model Portfolio Fund will become “out of balance.” For example, if the equity component of a Model Portfolio Fund outperforms the fixed income portion, the amount of the equity portion will increase beyond the predetermined allocation. A material change in the predetermined allocation could affect both the level of risk and the potential for gain or loss. VIA monitors the performance and underlying fund allocation of each Model Portfolio Fund. From time to time, VIA will transfer assets from one underlying fund to another in order to rebalance a Model Portfolio Fund.

Investment Advisor and Portfolio Managers:
VIA’s Portfolio Managers
Name	Five Year Business History	Role in Fund Management
Wayne Wicker, CFA	Joined VIA in 2004	Lead member of the Team. All team members are responsible for strategic management without limitations.
David Braverman, CFA	Joined VIA in 2008; previously with Standard & Poor’s from 1985 to 2008	All team members are responsible for strategic management without limitations.
Lee Trenum, CFA	Joined VIA in 2001	Responsible for day-to-day management. All team members are responsible for strategic management without limitations.
The Funds’ SAI provides additional information about portfolio manager compensation, other accounts managed by the portfolio manager(s), and portfolio manager ownership of Fund shares.
Model Portfolio Conservative Growth Fund
Investment Objective—To offer reasonable current income and capital preservation, with modest potential for capital growth.
Principal Investment Strategies—The Fund invests in a combination of other Vantagepoint Funds and one or more third party exchange-traded funds (“ETFs”) to seek to obtain exposure to approximately 61% fixed income investments, 30% equity investments, and 9% multi-strategy investments. Multi-strategy investments generally include asset classes and strategies that seek to provide additional diversification from traditional stocks and bonds. Examples may include convertible securities, derivative-based strategies and REITs, among others.
The Fund’s investment strategy is implemented by investing in the following funds at target allocations within the ranges indicated:
Fixed Income Funds	Allocation Range
Vantagepoint Low Duration Bond Fund	23%-33%
Vantagepoint Core Bond Index Fund	11%-21%
Vantagepoint Inflation Focused Fund	3%-13%
Vantagepoint High Yield Fund	5%-15%

Equity Funds	Allocation Range
Vantagepoint Equity Income Fund	2%-12%
Vantagepoint Growth & Income Fund	0%-10%
Vantagepoint Growth Fund	0%-10%
Vantagepoint Select Value Fund	0%-8%
Vantagepoint Aggressive Opportunities Fund	0%-6%
Vantagepoint Discovery Fund	0%-6%
Vantagepoint International Fund	1%-11%
Third Party Emerging Markets ETF	0%-5%

Multi-Strategy Fund	Allocation Range
Vantagepoint Diversifying Strategies Fund	4%-14%
Subject to the supervision of the Fund’s Board of Directors, VIA may, at its discretion, increase or decrease the target allocations to the underlying funds within the above-stated ranges and also within the stated asset class allocations to fixed income and equity funds and a multi-strategy fund. All percentages referred to above are based on the Fund’s net assets.
The underlying Vantagepoint Funds’ fixed income holdings are mainly a diversified mix of securities of varying maturities, including U.S. and foreign government and agency securities, inflation-adjusted securities, and investment grade or high yield securities, such as corporate bonds, mortgage-backed securities, and asset-backed securities. Investment grade securities are securities rated within the four highest grades by Standard & Poor’s (at least BBB), Moody’s (at least Baa), or Fitch (at least BBB), or are unrated securities that the underlying Funds’ subadvisers determine are of comparable quality. High yield securities (commonly referred to as “junk bonds” or below investment grade securities) are securities or instruments rated below investment grade by Standard & Poor’s, Moody’s, or Fitch, or are unrated securities that the Funds’ subadvisers determine are of comparable quality. The underlying Vantagepoint Funds’ fixed income holdings are generally intended to provide current income.
The underlying Vantagepoint Funds’ equity holdings are mainly large-, mid- and small-capitalization U.S. equity securities and larger-capitalization equity securities of issuers located in developed foreign countries, but may have some exposure to issuers located in emerging market countries, and are generally intended to provide long-term growth of capital.
The holdings of the underlying third party ETF(s) are primarily equity securities of issuers located in emerging market countries.
The Vantagepoint Diversifying Strategies Fund makes up the multi-strategy fund allocation for the Conservative Growth Fund and is used to seek to enhance diversification. The Vantagepoint Diversifying Strategies Fund employs multiple investment strategies to seek long-term growth of capital, with lower volatility over time than that of stocks in general and a risk/return profile different from that of traditional asset classes, such as stocks and fixed income securities, which are represented by other underlying funds. In combination, the Vantagepoint Diversifying Strategies Fund’s investment strategies seek to provide investment exposure to U.S. and foreign convertible securities, stocks, fixed income securities, and REITs through direct investments or through the use of derivative instruments.
The Fund invests in T Shares of the underlying Vantagepoint Funds.
Model Portfolio Traditional Growth Fund
Investment Objective—To offer moderate capital growth and reasonable current income.
Principal Investment Strategies—The Fund invests in a combination of other Vantagepoint Funds and one or more third party ETFs to seek to obtain exposure to approximately 34% fixed income investments, 54% equity investments, and 12% multi-strategy investments. Multi-strategy investments generally include asset classes and strategies that seek to provide additional diversification from traditional stocks and bonds. Examples may include convertible securities, derivative-based strategies, and REITs, among others.
The Fund’s investment strategy is implemented by investing in the following funds at target allocations within the ranges indicated:
Fixed Income Funds	Allocation Range
Vantagepoint Low Duration Bond Fund	5%-15%
Vantagepoint Core Bond Index Fund	11%-21%
Vantagepoint Inflation Focused Fund	0%-8%
Vantagepoint High Yield Fund	0%-10%

Equity Funds	Allocation Range
Vantagepoint Equity Income Fund	6%-16%
Vantagepoint Growth & Income Fund	6%-16%
Vantagepoint Growth Fund	4%-14%
Vantagepoint Select Value Fund	0%-10%
Vantagepoint Aggressive Opportunities Fund	0%-8%
Vantagepoint Discovery Fund	0%-8%
Vantagepoint International Fund	6%-16%
Third Party Emerging Markets ETF	0%-5%

Multi-Strategy Fund	Allocation Range
Vantagepoint Diversifying Strategies Fund	7%-17%
Subject to the supervision of the Fund’s Board of Directors, VIA may, at its discretion, increase or decrease the target allocations to the underlying funds within the above-stated ranges and also within the stated asset class allocations to fixed income and equity funds and a multi-strategy fund. All percentages referred to above are based on the Fund’s net assets.
The underlying Vantagepoint Funds’ fixed income holdings are mainly a diversified mix of securities of varying maturities, including U.S. and foreign government and agency securities, and investment grade or high yield securities, such as corporate bonds, mortgage-backed securities, and asset-backed securities. Investment grade securities are securities rated within the four highest grades by Standard & Poor’s (at least BBB), Moody’s (at least Baa), or Fitch (at least BBB), or are unrated securities that the underlying funds’ subadvisers determine are of comparable quality. High yield securities (commonly referred to as “junk bonds” or below investment grade securities) are securities or instruments rated below investment grade by Standard & Poor’s, Moody’s, or Fitch, or are unrated securities that the Funds’ subadvisers determine are of comparable quality. The underlying Vantagepoint Funds’ fixed income holdings are generally intended to provide current income.
The underlying Vantagepoint Funds’ equity holdings are mainly large-, mid- and small-capitalization U.S. equity securities and larger-capitalization equity securities of issuers located in developed foreign countries, but may have some exposure to issuers located in emerging market countries, and are generally intended to provide long-term growth of capital.
The holdings of the underlying third party ETF(s) are primarily equity securities of issuers located in emerging market countries.
The Vantagepoint Diversifying Strategies Fund makes up the multi-strategy fund allocation for the Traditional Growth Fund and is used to seek to enhance diversification. The Vantagepoint Diversifying Strategies Fund employs multiple investment strategies to seek long-term growth of capital, with lower volatility over time than that of stocks in general and a risk/return profile different from that of traditional asset classes, such as stocks and fixed income securities, which are represented by other underlying funds. In combination, the Vantagepoint Diversifying Strategies Fund’s investment strategies seek to provide investment exposure to U.S. and foreign convertible securities, stocks, fixed income securities, and REITs through direct investments or through the use of derivative instruments.
The Fund invests in T Shares of the underlying Vantagepoint Funds.
Model Portfolio Long-Term Growth Fund
Investment Objective—To offer high long-term capital growth and modest current income.
Principal Investment Strategies—The Fund invests in a combination of other Vantagepoint Funds and one or more third party ETFs to seek to obtain exposure to approximately 15% fixed income investments, 72% equity investments, and 13% multi-strategy investments. Multi-strategy investments generally include asset classes and strategies that seek to provide additional diversification from traditional stocks and bonds. Examples may include convertible securities, derivative-based strategies, and REITs, among others.
The Fund’s investment strategy is implemented by investing in the following funds at target allocations within the ranges indicated:
Fixed Income Funds	Allocation Range
Vantagepoint Core Bond Index Fund	7%-17%
Vantagepoint High Yield Fund	0%-8%

Equity Funds	Allocation Range
Vantagepoint Equity Income Fund	10%-20%
Vantagepoint Growth & Income Fund	10%-20%
Vantagepoint Growth Fund	6%-16%
Vantagepoint Select Value Fund	2%-12%
Vantagepoint Aggressive Opportunities Fund	0%-10%
Vantagepoint Discovery Fund	0%-9%
Vantagepoint International Fund	9%-19%
Third Party Emerging Markets ETF	0%-5%

Multi-Strategy Fund	Allocation Range
Vantagepoint Diversifying Strategies Fund	8%-18%
Subject to the supervision of the Fund’s Board of Directors, VIA may, at its discretion, increase or decrease the target allocations to the underlying funds within the above-stated ranges and also within the stated asset class allocations to fixed income and equity funds and a multi-strategy fund. All percentages referred to above are based on the Fund’s net assets.
The underlying Vantagepoint Funds’ fixed income holdings are mainly a diversified mix of securities of varying maturities, including U.S. and foreign government and agency securities, and investment grade or high yield securities, such as corporate bonds, mortgage-backed securities and asset-backed securities. Investment grade securities are securities rated within the four highest grades by Standard & Poor’s (at least BBB), Moody’s (at least Baa), or Fitch (at least BBB), or are unrated securities that the underlying funds’ subadvisers determine are of comparable quality. High yield securities (commonly referred to as “junk bonds” or below investment grade securities) are securities or instruments rated below investment grade by Standard & Poor’s, Moody’s, or Fitch, or are unrated securities that the Funds’ subadvisers determine are of comparable quality. The underlying Vantagepoint Funds’ fixed income holdings are generally intended to provide current income.
The underlying Vantagepoint Funds’ equity holdings are mainly large-, mid- and small-capitalization U.S. equity securities and larger-capitalization equity securities of issuers located in developed foreign countries, but may have some exposure to issuers located in emerging market countries, and are generally intended to provide long-term growth of capital.
The holdings of the underlying third party ETF(s) are primarily equity securities of issuers located in emerging market countries.
The Vantagepoint Diversifying Strategies Fund makes up the multi-strategy fund allocation for the Long-Term Growth Fund and is used to seek to enhance diversification. The Vantagepoint Diversifying Strategies Fund employs multiple investment strategies to seek long-term growth of capital, with lower volatility over time than that of stocks in general and a risk/return profile different from that of traditional asset classes, such as stocks and fixed income securities, which are represented by other underlying funds. In combination, the Vantagepoint Diversifying Strategies Fund’s investment strategies seek to provide investment exposure to U.S. and foreign convertible securities, stocks, fixed income securities, and REITs through direct investments or through the use of derivative instruments.
The Fund invests in T Shares of the underlying Vantagepoint Funds.
Model Portfolio Global Equity Growth Fund
(formerly the Model Portfolio All-Equity Growth Fund)
Investment Objective—To offer high long-term capital growth.
Principal Investment Strategies—The Fund invests, under normal circumstances, 100% in equity funds by investing in a combination of other Vantagepoint Funds and one or more third party ETFs whose assets are invested, under normal circumstances, at least 80% in equity securities or instruments that provide equity exposure. The Fund expects to have significant exposure to non-U.S. securities.
The Fund’s investment strategy is implemented by investing in the following funds at target allocations within the ranges indicated:
Equity Funds	Allocation Range
Vantagepoint Equity Income Fund	6%-16%
Vantagepoint Growth & Income Fund	7%-17%
Vantagepoint Growth Fund	7%-17%
Vantagepoint Select Value Fund	3%-13%
Vantagepoint Aggressive Opportunities Fund	3%-13%
Vantagepoint Discovery Fund	0%-9%
Vantagepoint International Fund	24%-34%
Vantagepoint Overseas Equity Index Fund	10%-20%
Third Party Emerging Markets ETF	0%-5%
Subject to the supervision of the Fund’s Board of Directors, VIA may, at its discretion, increase or decrease the target allocations to the underlying funds within the above-stated ranges noted above. All percentages referred to above are based on the Fund’s net assets.
The underlying Vantagepoint Funds’ equity holdings are mainly large-, mid- and small-capitalization U.S. equity securities and larger-capitalization equity securities of issuers located in developed foreign countries, but may have some exposure to issuers located in emerging market countries, and are generally intended to provide long-term growth of capital.
The holdings of the underlying third party ETF(s) are primarily equity securities of issuers located in emerging market countries.
The Fund invests in T Shares of the underlying Vantagepoint Funds.
The Milestone Funds

As a group, the Milestone Retirement Income Fund, Milestone 2010 Fund, Milestone 2015 Fund, Milestone 2020 Fund, Milestone 2025 Fund, Milestone 2030 Fund, Milestone 2035 Fund, Milestone 2040 Fund, Milestone 2045 Fund and the Milestone 2050 Fund are known as the Milestone Funds. The Milestone Funds are intended to help investors accumulate savings throughout their careers and preserve savings in retirement. These Funds offer asset allocation, fund selection, and rebalancing through a single fund based on when withdrawals from the Milestone Fund are expected to begin, typically at or after retirement (assumed to occur at age 60). Each Milestone Fund invests in a combination of equity investments, fixed income investments, and multi-strategy investments (through a “multi-strategy” fund) that the Fund’s investment adviser believes to be appropriate. Multi-strategy investments generally include asset classes and strategies that seek to provide additional diversification from traditional stocks and bonds. Examples may include convertible securities, derivative-based strategies and REITs, among others.
Each Milestone Fund invests in differing amounts of certain other Vantagepoint Funds and one or more third party ETFs (each an “underlying fund”) rather than investing directly in its own portfolio of securities. Each Milestone Fund has a different degree of potential risk and reward and follows the basic strategies described below.
The dated Milestone Funds are designed for investors who expect to begin making gradual withdrawals, typically at or after retirement, in or around the year designated in the Milestone Fund’s name. For example, the Milestone 2020 Fund is designed for investors who expect to begin making gradual withdrawals within a few years of the year 2020. These dated Milestone Funds are designed to “age” such that each Milestone Fund’s asset allocation becomes more conservative over time until the Milestone Fund achieves a final constant asset allocation approximately ten years after the year designated in the Milestone Fund’s name.
Unlike the dated Milestone Funds whose asset allocations change over time, the Milestone Retirement Income Fund maintains a constant asset allocation (described below) and is designed for investors who have begun to make gradual withdrawals or are seeking to preserve principal with some opportunity for inflation protection and capital growth, or who have a low tolerance for price fluctuations or wish to invest for the shorter-term. This Milestone Fund maintains an asset allocation of approximately 30% in equity funds and 63% in fixed income funds and 7% in a multi-strategy fund. When the target asset allocation of a dated Milestone Fund matches the Milestone Retirement Income Fund’s target asset allocation, scheduled to occur approximately ten years after the year indicated in the Milestone Fund’s name, it is expected that VIA will recommend combining the assets of the dated Milestone Fund with the assets of the Milestone Retirement Income Fund within approximately one year, subject to applicable regulatory requirements. As previously stated, the Milestone Funds seek to help investors accumulate savings throughout their careers and preserve savings in retirement; however, there is no guarantee that the Milestone Funds will do so.
Asset Allocation—The allocation of each Milestone Fund among underlying funds and the asset classes they represent have been established by VIA, the investment adviser to each Milestone Fund since inception. VIA will adjust the asset allocation of each dated Milestone Fund to seek to become more conservative as the year designated in its name approaches and for approximately 10 years beyond the designated year. This is intended to reduce investment risk as investors move towards and into retirement. The sequence of asset allocation changes that the dated Milestone Funds are expected to follow over time (“glide path”) developed by VIA is illustrated below. The glide path followed prior to January 4, 2010 had a different asset allocation and did not continue to age after the year in the dated Milestone Fund name. The glide path followed before May 1, 2014 had a different asset allocation to fixed income, equity and multi-strategy investments.
As depicted in the charted glide path above, each dated Milestone Fund’s asset allocation will change over time. For example, 35 years before the year indicated in the Milestone Fund’s name, the asset mix will be approximately 84% equity, 1% fixed income, and 15% multi-strategy. The asset mix will progressively reduce equity and multi-strategy exposure such that by the year indicated in the dated Milestone Fund’s name (“target year”), the mix will be approximately 40% equity, 48% fixed income, and 12% multi-strategy. The asset mix will continue to become more conservative for 10 more years until the equity allocation is reduced to approximately 30%, the multi-strategy allocation is reduced to approximately 7%, and the fixed income allocation is increased to approximately 63%. Ten years after the date in the Milestone Fund’s name, it will reach its “landing point” and its target asset allocation becomes constant.
The asset allocation of any Milestone Fund may differ from this chart for a variety of reasons. The most common reason is performance differences between a Milestone Fund’s equity allocation, its fixed income allocation, and its multi-strategy allocation. Deviations from the allocations suggested by the chart, particularly over long periods, likely will cause the investment risks associated with a given Milestone Fund to differ from what is suggested by the chart above. VIA monitors the Milestone Funds’ asset allocations on a daily basis and periodically will execute transactions as necessary to return the Milestone Funds to, or close to, the asset allocations indicated by the chart, taking into account both the cost and benefit of such transactions.
Additionally, VIA may alter the amount allocated to the equity, fixed income and multi-strategy asset classes of any Milestone Fund at its discretion subject to the supervision of the Fund’s Board of Directors. However, target allocations of the asset classes are expected to be substantially similar to the glide path and any significant deviations would be temporary.
Underlying Fund Selection—VIA selects underlying funds to fulfill the asset class allocations of each Milestone Fund. Target underlying fund-level allocation ranges as of the date of this prospectus are discussed in the following sections describing each Milestone Fund. In selecting underlying funds to fulfill asset class allocations, VIA will choose from the following candidate funds:

Fixed Income Funds
U.S. Fixed Income	Vantagepoint Low Duration Bond Fund
Vantagepoint Core Bond Index Fund
Vantagepoint Inflation Focused Fund
Vantagepoint High Yield Fund

Equity Funds
U.S. Equity	Vantagepoint Equity Income Fund
Vantagepoint 500 Stock Index Fund
Vantagepoint Broad Market Index Fund
Vantagepoint Growth & Income Fund
Vantagepoint Growth Fund
Vantagepoint Select Value Fund
Vantagepoint Mid/Small Company Index Fund
Vantagepoint Aggressive Opportunities Fund
Vantagepoint Discovery Fund
Foreign Equity	Vantagepoint International Fund
Vantagepoint Overseas Equity Index Fund
Third Party Emerging Markets ETF

Multi-Strategy Fund
Vantagepoint Diversifying Strategies Fund
VIA may, at its discretion, add additional funds to the above-listed set of candidate funds.
Changes to the Underlying Funds—Any changes made in the underlying funds, such as changes in investment objectives or strategies, may affect the performance of the Milestone Funds that invest in those underlying funds. VIA may alter the underlying fund-level allocations of a Milestone Fund at its discretion under the supervision of the Fund’s Board of Directors.
VIA will alter the underlying fund allocations of the dated Milestone Funds over time until ten years after the year in the Milestone Fund’s name. Additionally, VIA also may make changes to the underlying funds and their allocations for reasons other than the passage of time. Changes may be made for various reasons, including changes in an underlying fund’s investment objective or investment strategy or a change in VIA’s investment assumptions underlying the Milestone Funds.
VIA monitors the performance and underlying fund allocation of each Milestone Fund. From time to time, VIA will transfer assets from one underlying fund to another to rebalance Milestone Fund asset allocations.
Reaching the Designated Year and Beyond—The dated Milestone Funds will continue to exist and its asset allocation will continue to grow more conservative for a period of 10 years after the year in the name of the Fund. At that point, the Milestone Fund will maintain a constant target asset allocation, which is expected to be approximately 30% equity, 63% fixed income, and 7% multi-strategy.
After the Milestone Fund reaches its final and constant target allocation, VIA is expected to recommend, and the Funds’ Board of Directors may approve, combining the dated Milestone Fund with the Milestone Retirement Income Fund, which is expected to have approximately the same asset allocation as the dated Milestone Fund at that time. If the combination is approved and applicable regulatory requirements are met, the dated Milestone Fund’s shareholders would then become shareholders of the Milestone Retirement Income Fund. Shareholders will be provided with additional information at that time, including information about any tax consequences of the combination for shareholders that are not investing in the Milestone Funds through a tax-advantaged retirement account.
Who should consider the Milestone Funds—In general, the Milestone Funds have been designed for investors saving for and in retirement who prefer to delegate to investment professionals most investment management tasks — such as portfolio construction, periodic rebalancing, and risk reduction over time.
Selecting a Milestone Fund—The primary factor you should consider in selecting a Milestone Fund is the year in which you plan to begin withdrawing assets, typically on or after retirement (at an assumed age of 60). The Milestone Funds have been designed on the assumption that investors will stop making new investments and gradually begin withdrawing assets from their Milestone Fund in the “target” year designated in the selected Milestone Fund’s name. If the year in which you plan to begin making withdrawals from your Milestone Fund and the year in which you plan to retire are significantly different (as it often is, for example, for public safety employees), you should take that into consideration when making your Milestone Fund selection. You should also consider your withdrawal plans as these Milestone Funds are designed for investors taking gradual withdrawals over time. These Milestone Funds may not be appropriate for investors who seek to make a single, lump sum withdrawal at retirement.
You should also consider your personal financial circumstances, additional sources of retirement income, and tolerance for risk when selecting a Milestone Fund. You can lose money in any of the Milestone Funds, including the Milestone Retirement Income Fund. Choosing a Milestone Fund with an earlier “target” date than your anticipated withdrawal/retirement date generally would be considered a more conservative investment decision, while choosing a Milestone Fund with a later target date generally would be considered a more aggressive investment decision. If you are highly risk-averse or cannot tolerate even small losses, you may wish to select an investment option that seeks a higher degree of capital preservation than the Milestone Funds.
The Milestone Funds are not a complete solution for all of your retirement savings needs. An investment in a dated Milestone Fund includes the risk of loss, including near, at or after the target date of the applicable dated Milestone Fund. There also is no guarantee that a Milestone Fund will provide adequate income at and through an investor’s retirement. Selecting a Milestone Fund (or any Vantagepoint Fund) does not guarantee that you will have adequate savings for retirement.

Investment Adviser and Portfolio Managers
VIA’s Portfolio Managers
Name	Five Year Business History	Role in Fund Management
Wayne Wicker, CFA	Joined VIA in 2004	Lead member of the Team. All team members are responsible for strategic management without limitations.
David Braverman, CFA	Joined VIA in 2008; previously with Standard & Poor’s from 1985 to 2008	All team members are responsible for strategic management without limitations.
Lee Trenum, CFA	Joined VIA in 2001	Responsible for day-to-day management. All team members are responsible for strategic management without limitations.
The Funds’ SAI provides additional information about portfolio manager compensation, other accounts managed by the portfolio manager(s), and portfolio manager ownership of Fund shares.
Milestone Retirement Income Fund
Investment Objective—To seek to offer current income and opportunities for capital growth that have limited risk.
Principal Investment Strategies—The Fund invests in a combination of other Vantagepoint Funds and one or more third party ETFs to seek to obtain exposure to approximately 63% fixed income investments, 30% equity investments, and 7% multi-strategy investments. Multi-strategy investments generally include asset classes and strategies that seek to provide additional diversification from traditional stocks and bonds. Examples may include convertible securities, derivative-based strategies and REITs, among others.
The Fund’s investment strategy is implemented by investing in the following funds at target allocations within the ranges indicated:
Fixed Income Funds	Allocation Range
Vantagepoint Low Duration Bond Fund	21%-31%
Vantagepoint Core Bond Index Fund	16%-26%
Vantagepoint Inflation Focused Fund	6%-16%
Vantagepoint High Yield Fund	1%-11%

Equity Funds	Allocation Range
Vantagepoint Equity Income Fund	2%-12%
Vantagepoint Growth & Income Fund	2%-12%
Vantagepoint Growth Fund	0%-8%
Vantagepoint Select Value Fund	0%-5%
Vantagepoint Mid/Small Company Index Fund	0%-9%
Vantagepoint Aggressive Opportunities Fund	0%-5%
Vantagepoint Discovery Fund	0%-5%
Vantagepoint International Fund	1%-11%
Third Party Emerging Markets ETF	0%-5%

Multi-Strategy Fund	Allocation Range
Vantagepoint Diversifying Strategies Fund	2%-12%
Subject to the supervision of the Fund’s Board of Directors, VIA may, at its discretion, increase or decrease the target allocations to the underlying funds within the above ranges and also within the above-stated asset class allocations to fixed income and equity funds and a multi-strategy fund. VIA may also use other funds from the list of candidate funds to fulfill the asset class allocations. All percentages referred to above are based on the Fund’s net assets.
The underlying Vantagepoint Funds’ fixed income holdings are mainly a diversified mix of securities of varying maturities, including U.S. and foreign government and agency securities, inflation-adjusted securities, and investment grade or high yield securities, such as corporate bonds, mortgage-backed securities, and asset-backed securities. Investment grade securities are securities rated within the four highest grades by Standard & Poor’s (at least BBB), Moody’s (at least Baa), or Fitch (at least BBB), or are unrated securities that the underlying Funds’ subadvisers determine are of comparable quality. High yield securities (commonly referred to as “junk bonds” or below investment grade securities) are securities or instruments rated below investment grade by Standard & Poor’s, Moody’s, or Fitch, or are unrated securities that the Funds’ subadvisers determine are of comparable quality. The underlying Vantagepoint Funds’ fixed income holdings are generally intended to provide current income.
The underlying Vantagepoint Funds’ equity holdings are mainly large-capitalization U.S. equity securities and larger capitalization equity securities of issuers located in developed foreign countries, and are generally intended to provide long-term growth of capital.
The holdings of the underlying third party ETF(s) are primarily equity securities of issuers located in emerging market countries.
The Vantagepoint Diversifying Strategies Fund makes up the multi-strategy fund allocation for the Fund and is used to seek to enhance diversification. The Vantagepoint Diversifying Strategies Fund employs multiple investment strategies to seek long-term growth of capital, with lower volatility over time than that of stocks in general and a risk/return profile different from that of traditional asset classes, such as stocks and fixed income securities, which are represented by the other underlying funds. In combination, the Vantagepoint Diversifying Strategies Fund’s investment strategies seek to provide investment exposure to U.S. and foreign convertible securities, stocks, fixed income securities, and REITs through direct investments or through the use of derivative instruments.
The Fund invests in T Shares of the underlying Vantagepoint Funds.
Milestone 2010 Fund
Investment Objective—To offer high total return consistent with the Fund’s current asset allocation.

Principal Investment Strategies—The Fund invests in a combination of other Vantagepoint Funds and one or more third party ETFs using an asset allocation strategy designed for investors who retired in or around the year 2010 and would like to make gradual withdrawals from the Fund. The Fund invests in a combination of equity, fixed income, and multi-strategy investments that the Fund’s investment adviser believes to be appropriate. Multi-strategy investments generally include asset classes and strategies that seek to provide additional diversification from traditional stocks and bonds. Examples may include convertible securities, derivative-based strategies, and REITs, among others. As time elapses, the Fund’s allocation to equity and multi-strategy investments decreases and the Fund’s allocation to fixed income investments increases so that by June 30 of the year 2020 (ten years after the year indicated in the Fund name), the Fund’s net assets will be invested approximately 30% in equity funds, 63% in fixed income funds and 7% in the multi-strategy fund.
The Fund’s allocations will change over time. The Fund invests in the following funds at target allocations within the current ranges indicated:
Fixed Income Funds	Allocation Range
Vantagepoint Low Duration Bond Fund	14%-24%
Vantagepoint Core Bond Index Fund	17%-27%
Vantagepoint Inflation Focused Fund	5%-15%
Vantagepoint High Yield Fund	1%-11%

Equity Funds	Allocation Range
Vantagepoint Equity Income Fund	3%-13%
Vantagepoint Growth & Income Fund	2%-12%
Vantagepoint Growth Fund	0%-10%
Vantagepoint Select Value Fund	0%-5%
Vantagepoint Mid/Small Company Index Fund	0%-9%
Vantagepoint Aggressive Opportunities Fund	0%-5%
Vantagepoint Discovery Fund	0%-5%
Vantagepoint International Fund	2%-12%
Third Party Emerging Markets ETF	0%-5%

Multi-Strategy Fund	Allocation Range
Vantagepoint Diversifying Strategies Fund	4%-14%
Subject to the supervision of the Fund’s Board of Directors, VIA may, at its discretion, increase or decrease the target allocations to the underlying funds. VIA may also use other funds from the list of candidate funds to fulfill the asset class allocations. All percentages referred to above are based on the Fund’s net assets.
The underlying Vantagepoint Funds’ fixed income holdings are mainly a diversified mix of securities of varying maturities, including U.S. and foreign government and agency securities, inflation-adjusted securities, and investment grade or high yield securities, such as corporate bonds, mortgage-backed securities, and asset-backed securities. Investment grade securities are securities rated within the four highest grades by Standard & Poor’s (at least BBB), Moody’s (at least Baa), or Fitch (at least BBB), or are unrated securities that the underlying Funds’ subadvisers determine are of comparable quality. High yield securities (commonly referred to as “junk bonds” or below investment grade securities) are securities or instruments rated below investment grade by Standard & Poor’s, Moody’s, or Fitch, or are unrated securities that the Funds’ subadvisers determine are of comparable quality. The underlying Vantagepoint Funds’ fixed income holdings are generally intended to provide current income.
The underlying Vantagepoint Funds’ equity holdings are mainly large-capitalization U.S. equity securities and larger capitalization equity securities of issuers located in developed foreign countries, and are generally intended to provide long-term growth of capital.
The holdings of the underlying third party ETF(s) are primarily equity securities of issuers located in emerging market countries.
The Vantagepoint Diversifying Strategies Fund makes up the multi-strategy fund allocation for the Fund and is used to seek to enhance diversification. The Vantagepoint Diversifying Strategies Fund employs multiple investment strategies to seek long-term growth of capital, with lower volatility over time than that of stocks in general and a risk/return profile different from that of traditional asset classes, such as stocks and fixed income securities, which are represented by other underlying funds. In combination, the Vantagepoint Diversifying Strategies Fund’s investment strategies seek to provide investment exposure to U.S. and foreign convertible securities, stocks, fixed income securities and REITs through direct investments or through the use of derivative instruments.
The Fund invests in T Shares of the underlying Vantagepoint Funds.
Milestone 2015 Fund
Investment Objective—To offer high total return consistent with the Fund’s current asset allocation.
Principal Investment Strategies—The Fund invests in a combination of other Vantagepoint Funds and one or more third party ETFs using an asset allocation strategy designed for investors expecting to begin making gradual withdrawals from the Fund, typically at or after retirement (assumed to occur at age 60), in or around the year 2015. The Fund invests in a combination of equity, fixed income, and multi-strategy investments that the Fund’s investment adviser believes to be appropriate. Multi-strategy investments generally include asset classes and strategies that seek to provide additional diversification from traditional stocks and bonds. Examples may include convertible securities, derivative-based strategies, and REITs, among others. As time elapses, the Fund’s allocation to equity and multi-strategy investments decreases and the Fund’s allocation to fixed income investments increases so that by June 30 of the year 2025 (ten years after the year indicated in the Fund name), the Fund’s net assets will be invested approximately 30% in equity funds, 63% in fixed income funds, and 7% in the multi-strategy fund.
The Fund’s allocations will change over time. The Fund invests in the following funds at target allocations within the current ranges indicated:

Fixed Income Funds	Allocation Range
Vantagepoint Low Duration Bond Fund	12%-22%
Vantagepoint Core Bond Index Fund	15%-25%
Vantagepoint Inflation Focused Fund	2%-12%
Vantagepoint High Yield Fund	0%-10%

Equity Funds	Allocation Range
Vantagepoint Equity Income Fund	5%-15%
Vantagepoint Growth & Income Fund	2%-12%
Vantagepoint Growth Fund	1%-11%
Vantagepoint Select Value Fund	0%-5%
Vantagepoint Mid/Small Company Index Fund	0%-10%
Vantagepoint Aggressive Opportunities Fund	0%-5%
Vantagepoint Discovery Fund	0%-5%
Vantagepoint International Fund	3%-13%
Third Party Emerging Markets ETF	0%-5%

Multi-Strategy Fund	Allocation Range
Vantagepoint Diversifying Strategies Fund	7%-17%
Subject to the supervision of the Fund’s Board of Directors, VIA may, at its discretion, increase or decrease the target allocations to the underlying funds. VIA may also use other funds from the list of candidate funds to fulfill the asset class allocations. All percentages referred to above are based on the Fund’s net assets.
The underlying Vantagepoint Funds’ fixed income holdings are mainly a diversified mix of securities of varying maturities, including U.S. and foreign government and agency securities, inflation-adjusted securities, and investment grade or high yield securities, such as corporate bonds, mortgage-backed securities, and asset-backed securities. Investment grade securities are securities rated within the four highest grades by Standard & Poor’s (at least BBB), Moody’s (at least Baa), or Fitch (at least BBB), or are unrated securities that the underlying funds’ subadvisers determine are of comparable quality. High yield securities (commonly referred to as “junk bonds” or below investment grade securities) are securities or instruments rated below investment grade by Standard & Poor’s, Moody’s, or Fitch, or are unrated securities that the Funds’ subadvisers determine are of comparable quality. The underlying Vantagepoint Funds’ fixed income holdings are generally intended to provide current income.
The underlying Vantagepoint Funds’ equity holdings are mainly large-, mid- and small-capitalization U.S. equity securities and larger-capitalization equity securities of issuers located in developed foreign countries, but may have some exposure to issuers located in emerging market countries, and are generally intended to provide long-term growth of capital.
The holdings of the underlying third party ETF(s) are primarily equity securities of issuers located in emerging market countries.
The Vantagepoint Diversifying Strategies Fund makes up the multi-strategy fund allocation for the Fund and is used to seek to enhance diversification. The Vantagepoint Diversifying Strategies Fund employs multiple investment strategies to seek long-term growth of capital, with lower volatility over time than that of stocks in general and a risk/return profile different from that of traditional asset classes, such as stocks and fixed income securities, which are represented by other underlying funds. In combination, the Vantagepoint Diversifying Strategies Fund’s investment strategies seek to provide investment exposure to U.S. and foreign convertible securities, stocks, fixed income securities, and REITs through direct investments or through the use of derivative instruments.
The Fund invests in T Shares of the underlying Vantagepoint Funds.
Milestone 2020 Fund
Investment Objective—To offer high total return consistent with the Fund’s current asset allocation.
Principal Investment Strategies—The Fund invests in a combination of other Vantagepoint Funds and one or more third party ETFs using an asset allocation strategy designed for investors expecting to begin making gradual withdrawals from the Fund, typically at or after retirement (assumed to occur at age 60), in or around the year 2020. The Fund invests in a combination of equity, fixed income, and multi-strategy investments that the Fund’s investment adviser believes to be appropriate. Multi-strategy investments generally include asset classes and strategies that seek to provide additional diversification from traditional stocks and bonds. Examples may include convertible securities, derivative-based strategies, and REITs, among others. As time elapses, the Fund’s allocation to equity and multi-strategy investments decreases and the Fund’s allocation to fixed income investments increases so that by June 30 of the year 2030 (ten years after the year indicated in the Fund name), the Fund’s net assets will be invested approximately 30% in equity funds, 63% in fixed income funds and 7% in the multi-strategy fund.
The Fund’s allocations will change over time. The Fund invests in the following funds at target allocations within the current ranges indicated:
Fixed Income Funds	Allocation Range
Vantagepoint Low Duration Bond Fund	7%-17%
Vantagepoint Core Bond Index Fund	14%-24%
Vantagepoint Inflation Focused Fund	0%-10%
Vantagepoint High Yield Fund	0%-9%

Equity Funds	Allocation Range
Vantagepoint Equity Income Fund	7%-17%
Vantagepoint Growth & Income Fund	4%-14%
Vantagepoint Growth Fund	2%-12%
Vantagepoint Select Value Fund	0%-6%
Vantagepoint Mid/Small Company Index Fund	1%-11%
Vantagepoint Aggressive Opportunities Fund	0%-6%
Vantagepoint Discovery Fund	0%-6%
Vantagepoint International Fund	5%-15%
Third Party Emerging Markets ETF	0%-5%

Multi-Strategy Fund	Allocation Range
Vantagepoint Diversifying Strategies Fund	8%-18%

Subject to the supervision of the Fund’s Board of Directors, VIA may, at its discretion, increase or decrease the target allocations to the underlying funds. VIA may also use other funds from the list of candidate funds to fulfill the asset class allocations. All percentages referred to above are based on the Fund’s net assets.
The underlying Vantagepoint Funds’ fixed income holdings are mainly a diversified mix of securities of varying maturities, including U.S. and foreign government and agency securities and investment grade or high yield securities, such as corporate bonds, mortgage-backed securities, and asset-backed securities. Investment grade securities are securities rated within the four highest grades by Standard & Poor’s (at least BBB), Moody’s (at least Baa), or Fitch (at least BBB), or are unrated securities that the underlying Funds’ subadvisers determine are of comparable quality. High yield securities (commonly referred to as “junk bonds” or below investment grade securities) are securities or instruments rated below investment grade by Standard & Poor’s, Moody’s, or Fitch, or are unrated securities that the Funds’ subadvisers determine are of comparable quality. The underlying Vantagepoint Funds’ fixed income holdings are generally intended to provide current income.
The underlying Vantagepoint Funds’ equity holdings are mainly large-, mid- and small-capitalization U.S. equity securities and larger-capitalization equity securities of issuers located in developed foreign countries, but may have some exposure to issuers located in emerging market countries, and are generally intended to provide long-term growth of capital.
The holdings of the underlying third party ETF(s) are primarily equity securities of issuers located in emerging market countries.
The Vantagepoint Diversifying Strategies Fund makes up the multi-strategy fund allocation for the Fund and is used to seek to enhance diversification. The Vantagepoint Diversifying Strategies Fund employs multiple investment strategies to seek long-term growth of capital, with lower volatility over time than that of stocks in general and a risk/return profile different from that of traditional asset classes, such as stocks and fixed income securities, which are represented by other underlying funds. In combination, the Vantagepoint Diversifying Strategies Fund’s investment strategies seek to provide investment exposure to U.S. and foreign convertible securities, stocks, fixed income securities and REITs through direct investments or through the use of derivative instruments.
The Fund invests in T Shares of the underlying Vantagepoint Funds.
Milestone 2025 Fund
Investment Objective—To offer high total return consistent with the Fund’s current asset allocation.
Principal Investment Strategies—The Fund invests in a combination of other Vantagepoint Funds and one or more third party ETFs using an asset allocation strategy designed for investors expecting to begin making gradual withdrawals from the Fund, typically at or after retirement (assumed to occur at age 60), in or around the year 2025. The Fund invests in a combination of equity, fixed income, and multi-strategy investments that the Fund’s investment adviser believes to be appropriate. Multi-strategy investments generally include asset classes and strategies that seek to provide additional diversification from traditional stocks and bonds. Examples may include convertible securities, derivative-based strategies, and REITs, among others. As time elapses, the Fund’s allocation to equity and multi-strategy investments decreases and the Fund’s allocation to fixed income investments increases so that by June 30 of the year 2035 (ten years after the year indicated in the Fund name), the Fund’s net assets will be invested approximately 30% in equity funds, 63% in fixed income funds, and 7% in the multi-strategy fund.
The Fund’s allocations will change over time. The Fund invests in the following funds at target allocations within the current ranges indicated:
Fixed Income Funds	Allocation Range
Vantagepoint Low Duration Bond Fund	3%-13%
Vantagepoint Core Bond Index Fund	12%-22%
Vantagepoint Inflation Focused Fund	0%-7%
Vantagepoint High Yield Fund	0%-9%

Equity Funds	Allocation Range
Vantagepoint Equity Income Fund	9%-19%
Vantagepoint Growth & Income Fund	5%-15%
Vantagepoint Growth Fund	3%-13%
Vantagepoint Select Value Fund	0%-6%
Vantagepoint Mid/Small Company Index Fund	2%-12%
Vantagepoint Aggressive Opportunities Fund	0%-6%
Vantagepoint Discovery Fund	0%-6%
Vantagepoint International Fund	6%-16%
Third Party Emerging Markets ETF	0%-5%

Multi-Strategy Fund	Allocation Range
Vantagepoint Diversifying Strategies Fund	9%-19%
Subject to the supervision of the Fund’s Board of Directors, VIA may, at its discretion, increase or decrease the target allocations to the underlying funds. VIA may also use other funds from the list of candidate funds to fulfill the asset class allocations. All percentages referred to above are based on the Fund’s net assets.
The underlying Vantagepoint Funds’ fixed income holdings are mainly a diversified mix of securities of varying maturities, including U.S. and foreign government and agency securities, and investment grade or high yield securities, such as corporate bonds, mortgage-backed securities, and asset-backed securities. Investment grade securities are securities rated within the four highest grades by Standard & Poor’s (at least BBB), Moody’s (at least Baa), or Fitch (at least BBB), or are unrated securities that the underlying funds’ subadvisers determine are of comparable quality. High yield securities (commonly referred to as “junk bonds” or below investment grade securities) are securities or instruments rated below investment grade by Standard & Poor’s, Moody’s, or Fitch, or are unrated securities that the Funds’ subadvisers determine are of comparable quality. The underlying Vantagepoint Funds’ fixed income holdings are generally intended to provide current income.

The underlying Vantagepoint Funds’ equity holdings are mainly large-, mid- and small-capitalization U.S. equity securities and larger-capitalization equity securities of issuers located in developed foreign countries, but may have some exposure to issuers located in emerging market countries, and are generally intended to provide long-term growth of capital.
The holdings of the underlying third party ETF(s) are primarily equity securities of issuers located in emerging market countries.
The Vantagepoint Diversifying Strategies Fund makes up the multi-strategy fund allocation for the Fund and is used to seek to enhance diversification. The Vantagepoint Diversifying Strategies Fund employs multiple investment strategies to seek long-term growth of capital, with lower volatility over time than that of stocks in general and a risk/return profile different from that of traditional asset classes, such as stocks and fixed income securities, which are represented by other underlying funds. In combination, the Vantagepoint Diversifying Strategies Fund’s investment strategies seek to provide investment exposure to U.S. and foreign convertible securities, stocks, fixed income securities and REITs through direct investments or through the use of derivative instruments.
The Fund invests in T Shares of the underlying Vantagepoint Funds.
Milestone 2030 Fund
Investment Objective—To offer high total return consistent with the Fund’s current asset allocation.
Principal Investment Strategies—The Fund invests in a combination of other Vantagepoint Funds and one or more third party ETFs using an asset allocation strategy designed for investors expecting to begin making gradual withdrawals from the Fund, typically at or after retirement (assumed to occur at age 60), in or around the year 2030. The Fund invests in a combination of equity, fixed income, and multi-strategy investments that the Fund’s investment adviser believes to be appropriate. Multi-strategy investments generally include asset classes and strategies that seek to provide additional diversification from traditional stocks and bonds. Examples may include convertible securities, derivative-based strategies and REITs, among others. As time elapses, the Fund’s allocation to equity and multi-strategy investments decreases and the Fund’s allocation to fixed income investments increases so that by June 30 of the year 2040 (ten years after the year indicated in the Fund name), the Fund’s net assets will be invested approximately 30% in equity funds, 63% in fixed income funds, and 7% in the multi-strategy fund.
The Fund’s allocations will change over time. The Fund invests in the following funds at target allocations within the current ranges indicated:
Fixed Income Funds	Allocation Range
Vantagepoint Low Duration Bond Fund	0%-9%
Vantagepoint Core Bond Index Fund	9%-19%
Vantagepoint Inflation Focused Fund	0%-6%
Vantagepoint High Yield Fund	0%-9%

Equity Funds	Allocation Range
Vantagepoint Equity Income Fund	11%-21%
Vantagepoint Growth & Income Fund	5%-15%
Vantagepoint Growth Fund	5%-15%
Vantagepoint Select Value Fund	0%-6%
Vantagepoint Mid/Small Company Index Fund	3%-13%
Vantagepoint Aggressive Opportunities Fund	0%-6%
Vantagepoint Discovery Fund	0%-6%
Vantagepoint International Fund	8%-18%
Third Party Emerging Markets ETF	0%-5%

Multi-Strategy Fund	Allocation Range
Vantagepoint Diversifying Strategies Fund	10%-20%
Subject to the supervision of the Fund’s Board of Directors, VIA may, at its discretion, increase or decrease the target allocations to the underlying funds. VIA may also use other funds from the list of candidate funds to fulfill the asset class allocations. All percentages referred to above are based on the Fund’s net assets.
The underlying Vantagepoint Funds’ fixed income holdings are mainly a diversified mix of securities of varying maturities, including U.S. and foreign government and agency securities, and investment grade or high yield securities, such as corporate bonds, mortgage-backed securities, and asset-backed securities. Investment grade securities are securities rated within the four highest grades by Standard & Poor’s (at least BBB), Moody’s (at least Baa), or Fitch (at least BBB), or are unrated securities that the underlying Funds’ subadvisers determine are of comparable quality. High yield securities (commonly referred to as “junk bonds” or below investment grade securities) are securities or instruments rated below investment grade by Standard & Poor’s, Moody’s, or Fitch, or are unrated securities that the Funds’ subadvisers determine are of comparable quality. The underlying Vantagepoint Funds’ fixed income holdings are generally intended to provide current income.
The underlying Vantagepoint Funds’ equity holdings are mainly large-, mid- and small-capitalization U.S. equity securities and larger-capitalization equity securities of issuers located in developed foreign countries, but may have some exposure to issuers located in emerging market countries, and are generally intended to provide long-term growth of capital.
The holdings of the underlying third party ETF(s) are primarily equity securities of issuers located in emerging market countries.
The Vantagepoint Diversifying Strategies Fund makes up the multi-strategy fund allocation for the Fund and is used to seek to enhance diversification. The Vantagepoint Diversifying Strategies Fund employs multiple investment strategies to seek long-term growth of capital, with lower volatility over time than that of stocks in general and a risk/return profile different from that of traditional asset classes, such as stocks and fixed income securities, which are represented by other underlying funds. In combination, the Vantagepoint Diversifying Strategies Fund’s investment strategies seek to provide investment exposure to U.S. and foreign convertible securities, stocks, fixed income securities, and REITs through direct investments or through the use of derivative instruments.

The Fund invests in T Shares of the underlying Vantagepoint Funds.
Milestone 2035 Fund
Investment Objective—To offer high total return consistent with the Fund’s current asset allocation.
Principal Investment Strategies—The Fund invests in a combination of other Vantagepoint Funds and one or more third party ETFs using an asset allocation strategy designed for investors expecting to begin making gradual withdrawals from the Fund, typically at or after retirement (assumed to occur at age 60), in or around the year 2035. The Fund invests in a combination of equity, fixed income, and multi-strategy investments that the Fund’s investment adviser believes to be appropriate. Multi-strategy investments generally include asset classes and strategies that seek to provide additional diversification from traditional stocks and bonds. Examples may include convertible securities, derivative-based strategies, and REITs, among others. As time elapses, the Fund’s allocation to equity and multi-strategy investments decreases and the Fund’s allocation to fixed income investments increases so that by June 30 of the year 2045 (ten years after the year indicated in the Fund name), the Fund’s net assets will be invested approximately 30% in equity funds, 63% in fixed income funds and 7% in the multi-strategy fund.
The Fund’s allocations will change over time. The Fund invests in the following funds at target allocations within the current ranges indicated:
Fixed Income Funds	Allocation Range
Vantagepoint Low Duration Bond Fund	0%-6%
Vantagepoint Core Bond Index Fund	5%-15%
Vantagepoint Inflation Focused Fund	0%-5%
Vantagepoint High Yield Fund	0%-7%

Equity Funds	Allocation Range
Vantagepoint Equity Income Fund	14%-24%
Vantagepoint Growth & Income Fund	6%-16%
Vantagepoint Growth Fund	6%-16%
Vantagepoint Select Value Fund	0%-6%
Vantagepoint Mid/Small Company Index Fund	4%-14%
Vantagepoint Aggressive Opportunities Fund	0%-6%
Vantagepoint Discovery Fund	0%-6%
Vantagepoint International Fund	10%-20%
Third Party Emerging Markets ETF	0%-5%

Multi-Strategy Fund	Allocation Range
Vantagepoint Diversifying Strategies Fund	10%-20%
Subject to the supervision of the Fund’s Board of Directors, VIA may, at its discretion, increase or decrease the target allocations to the underlying funds. VIA may also use other funds from the list of candidate funds to fulfill the asset class allocations. All percentages referred to above are based on the Fund’s net assets.
The underlying Vantagepoint Funds’ fixed income holdings are mainly a diversified mix of securities of varying maturities, including U.S. and foreign government and agency securities, and investment grade or high yield securities, such as corporate bonds, mortgage-backed securities, and asset-backed securities. Investment grade securities are securities rated within the four highest grades by Standard & Poor’s (at least BBB), Moody’s (at least Baa), or Fitch (at least BBB), or are unrated securities that the underlying Funds’ subadvisers determine are of comparable quality. High yield securities (commonly referred to as “junk bonds” or below investment grade securities) are securities or instruments rated below investment grade by Standard & Poor’s, Moody’s, or Fitch, or are unrated securities that the Funds’ subadvisers determine are of comparable quality. The underlying Vantagepoint Funds’ fixed income holdings are generally intended to provide current income.
The underlying Vantagepoint Funds’ equity holdings are mainly large-, mid- and small-capitalization U.S. equity securities and larger-capitalization equity securities of issuers located in developed foreign countries, but may have some exposure to issuers located in emerging market countries, and are generally intended to provide long-term growth of capital.
The holdings of the underlying third party ETF(s) are primarily equity securities of issuers located in emerging market countries.
The Vantagepoint Diversifying Strategies Fund makes up the multi-strategy fund allocation for the Fund and is used to seek to enhance diversification. The Vantagepoint Diversifying Strategies Fund employs multiple investment strategies to seek long-term growth of capital, with lower volatility over time than that of stocks in general and a risk/return profile different from that of traditional asset classes, such as stocks and fixed income securities, which are represented by other underlying Funds. In combination, the Vantagepoint Diversifying Strategies Fund’s investment strategies seek to provide investment exposure to U.S. and foreign convertible securities, stocks, fixed income securities, and REITs through direct investments or through the use of derivative instruments.
The Fund invests in T Shares of the underlying Vantagepoint Funds.
Milestone 2040 Fund
Investment Objective—To offer high total return consistent with the Fund’s current asset allocation.
Principal Investment Strategies—The Fund invests in a combination of other Vantagepoint Funds and one or more third party ETFs using an asset allocation strategy designed for investors expecting to begin making gradual withdrawals from the Fund, typically at or after retirement (assumed to occur at age 60), in or around the year 2040. The Fund invests in a combination of equity, fixed income, and multi-strategy investments that the Fund’s investment adviser believes to be appropriate. Multi-strategy investments generally include asset classes and strategies that seek to provide additional diversification from traditional stocks and bonds. Examples may include convertible securities, derivative-based strategies and REITs, among others. As time elapses, the Fund’s allocation to equity and multi-strategy investments decreases and the Fund’s allocation to fixed income investments increases so that by June 30 of the year 2050 (ten years after the year indicated in the Fund name), the Fund’s net assets will be invested approximately 30% in equity funds, 63% in fixed income funds, and 7% in the multi-strategy fund.
The Fund’s allocations will change over time. The Fund invests in the following funds at target allocations within the current percentage ranges indicated:
Fixed Income Funds	Allocation Range
Vantagepoint Core Bond Index Fund	0%-10%
Vantagepoint High Yield Fund	0%-6%

Equity Funds	Allocation Range
Vantagepoint Equity Income Fund	17%-27%
Vantagepoint Growth & Income Fund	7%-17%
Vantagepoint Growth Fund	7%-17%
Vantagepoint Select Value Fund	0%-6%
Vantagepoint Mid/Small Company Index Fund	5%-15%
Vantagepoint Aggressive Opportunities Fund	0%-6%
Vantagepoint Discovery Fund	0%-6%
Vantagepoint International Fund	12%-22%
Third Party Emerging Markets ETF	0%-5%

Multi-Strategy Fund	Allocation Range
Vantagepoint Diversifying Strategies Fund	10%-20%
Subject to the supervision of the Fund’s Board of Directors, VIA may, at its discretion, increase or decrease the target allocations to the underlying funds. VIA may also use other funds from the list of candidate funds to fulfill the asset class allocations. All percentages referred to above are based on the Fund’s net assets.
The underlying Vantagepoint Funds’ fixed income holdings are mainly a diversified mix of securities of varying maturities, including U.S. and foreign government and agency securities, and investment grade or high yield securities, such as corporate bonds, mortgage-backed securities, and asset-backed securities. Investment grade securities are securities rated within the four highest grades by Standard & Poor’s (at least BBB), Moody’s (at least Baa), or Fitch (at least BBB), or are unrated securities that the underlying Funds’ subadvisers determine are of comparable quality. High yield securities (commonly referred to as “junk bonds” or below investment grade securities) are securities or instruments rated below investment grade by Standard & Poor’s, Moody’s, or Fitch, or are unrated securities that the Funds’ subadvisers determine are of comparable quality. The underlying Vantagepoint Funds’ fixed income holdings are generally intended to provide current income.
The underlying Vantagepoint Funds’ equity holdings are mainly large-, mid- and small-capitalization U.S. equity securities and larger-capitalization equity securities of issuers located in developed foreign countries, but may have some exposure to issuers located in emerging market countries, and are generally intended to provide long-term growth of capital.
The holdings of the underlying third party ETF(s) are primarily equity securities of issuers located in emerging market countries.
The Vantagepoint Diversifying Strategies Fund makes up the multi-strategy fund allocation for the Fund and may be used to seek to enhance diversification. The Vantagepoint Diversifying Strategies Fund employs multiple investment strategies to seek long-term growth of capital, with lower volatility over time than that of stocks in general and a risk/return profile different from that of traditional asset classes, such as stocks and fixed income securities, which are represented by other underlying funds. In combination, the Vantagepoint Diversifying Strategies Fund’s investment strategies seek to provide investment exposure to U.S. and foreign convertible securities, stocks, fixed income securities and REITs through direct investments or through the use of derivative instruments.
The Fund invests in T Shares of the underlying Vantagepoint Funds.
Milestone 2045 Fund
Investment Objective—To offer high total return consistent with the Fund’s current asset allocation.
Principal Investment Strategies—The Fund invests in a combination of other Vantagepoint Funds and one or more third party ETFs using an asset allocation strategy designed for investors expecting to begin making gradual withdrawals from the Fund, typically at or after retirement (assumed to occur at age 60), in or around the year 2045. The Fund invests in a combination of equity, fixed income, and multi-strategy investments that the Fund’s investment adviser believes to be appropriate. Multi-strategy investments generally include asset classes and strategies that seek to provide additional diversification from traditional stocks and bonds. Examples may include convertible securities, derivative-based strategies, and REITs, among others. As time elapses, the Fund’s allocation to equity and multi-strategy investments decreases and the Fund’s allocation to fixed income investments increases so that by June 30 of the year 2055 (ten years after the year indicated in the Fund name), the Fund’s net assets will be invested approximately 30% equity funds, 63% fixed income funds, and 7% in the multi-strategy fund.
The Fund’s allocations will change over time. The Fund invests in the following funds at target allocations within the current ranges indicated:
Fixed Income Fund	Allocation Range
Vantagepoint Core Bond Index Fund	0%-5%
Vantagepoint High Yield Fund	0%-6%

Equity Funds	Allocation Range
Vantagepoint Equity Income Fund	19%-29%
Vantagepoint Growth & Income Fund	6%-16%
Vantagepoint Growth Fund	9%-19%
Vantagepoint Select Value Fund	0%-6%
Vantagepoint Mid/Small Company Index Fund	5%-15%
Vantagepoint Aggressive Opportunities Fund	0%-6%
Vantagepoint Discovery Fund	0%-6%
Vantagepoint International Fund	12%-22%
Third Party Emerging Markets ETF	0%-5%

Multi-Strategy Fund	Allocation Range
Vantagepoint Diversifying Strategies Fund	10%-20%
Subject to the supervision of the Fund’s Board of Directors, VIA may, at its discretion, increase or decrease the target allocations to the underlying funds. VIA may also use other funds from the list of candidate funds to fulfill the asset class allocations. All percentages referred to above are based on the Fund’s net assets.
The underlying Vantagepoint Funds’ fixed income holdings are mainly a diversified mix of securities of varying maturities, including U.S. and foreign government and agency securities, and investment grade or high yield securities, such as corporate bonds, mortgage-backed securities, and asset-backed securities. Investment grade securities are securities rated within the four highest grades by Standard & Poor’s (at least BBB), Moody’s (at least Baa), or Fitch (at least BBB), or are unrated securities that the underlying Funds’ subadvisers determine are of comparable quality. High yield securities (commonly referred to as “junk bonds” or below investment grade securities) are securities or instruments rated below investment grade by Standard & Poor’s, Moody’s, or Fitch, or are unrated securities that the Funds’ subadvisers determine are of comparable quality. The underlying Vantagepoint Funds’ fixed income holdings are generally intended to provide current income.
The underlying Vantagepoint Funds’ equity holdings are mainly large-, mid- and small-capitalization U.S. equity securities and larger-capitalization equity securities of issuers located in developed foreign countries, but may have some exposure to issuers located in emerging market countries, and are generally intended to provide long-term growth of capital.
The holdings of the underlying third party ETF(s) are primarily equity securities of issuers located in emerging market countries.
The Vantagepoint Diversifying Strategies Fund makes up the multi-strategy fund allocation for the Fund and is used to seek to enhance diversification. The Vantagepoint Diversifying Strategies Fund employs multiple investment strategies to seek long-term growth of capital, with lower volatility over time than that of stocks in general and a risk/return profile different from that of traditional asset classes, such as stocks and fixed income securities, which are represented by the other underlying funds. In combination, the Vantagepoint Diversifying Strategies Fund’s investment strategies seek to provide investment exposure to U.S. and foreign convertible securities, stocks, fixed income securities and REITs through direct investments or through the use of derivative instruments.
The Fund invests in T Shares of the underlying Vantagepoint Funds.
Milestone 2050 Fund
Investment Objective—To offer high total return consistent with the Fund’s current asset allocation.
Principal Investment Strategies—The Fund invests in a combination of other Vantagepoint Funds and one or more third party ETFs using an asset allocation strategy designed for investors expecting to begin making gradual withdrawals from the Fund, typically at or after retirement (assumed to occur at age 60), in or around the year 2050. The Fund invests in a combination of equity, fixed income, and multi-strategy investments that the Fund’s investment adviser believes to be appropriate. Multi-strategy investments generally include asset classes and strategies that seek to provide additional diversification from traditional stocks and bonds. Examples may include convertible securities, derivative-based strategies, and REITs, among others. As time elapses, the Fund’s allocation to equity and multi-strategy investments decreases and the Fund’s allocation to fixed income investments increases so that by June 30 of the year 2060 (ten years after the year indicated in the Fund name), the Fund’s net assets will be invested approximately 30% equity funds, 63% fixed income funds, and 7% in the multi-strategy fund.
The Fund’s allocations will change over time. The Fund invests in the following funds at target allocations within the current ranges indicated:
Fixed Income Fund	Allocation Range
Vantagepoint High Yield Fund	0%-6%

Equity Funds	Allocation Range
Vantagepoint Equity Income Fund	19%-29%
Vantagepoint Growth & Income Fund	6%-16%
Vantagepoint Growth Fund	9%-19%
Vantagepoint Select Value Fund	0%-6%
Vantagepoint Mid/Small Company Index Fund	5%-15%
Vantagepoint Aggressive Opportunities Fund	0%-6%
Vantagepoint Discovery Fund	0%-6%
Vantagepoint International Fund	12%-22%
Third Party Emerging Markets ETF	0%-5%

Multi-Strategy Fund	Allocation Range
Vantagepoint Diversifying Strategies Fund	10%-20%
Subject to the supervision of the Fund’s Board of Directors, VIA may, at its discretion, increase or decrease the target allocations to the underlying funds. VIA may also use other funds from the list of candidate funds to fulfill the asset class allocations. All percentages referred to above are based on the Fund’s net assets.
The underlying Vantagepoint Funds’ fixed income holdings are mainly a diversified mix of securities of varying maturities, including U.S. and foreign government and agency securities, and investment grade or high yield securities, such as corporate bonds, mortgage-backed securities, and asset-backed securities. Investment grade securities are securities rated within the four highest grades by Standard & Poor’s (at least BBB), Moody’s (at least Baa), or Fitch (at least BBB), or are unrated securities that the underlying Funds’ subadvisers determine are of comparable quality. High yield securities (commonly referred to as “junk bonds” or below investment grade securities) are securities or instruments rated below investment grade by Standard & Poor’s, Moody’s, or Fitch, or are unrated securities that the Funds’ subadvisers determine are of comparable quality. The underlying Vantagepoint Funds’ fixed income holdings are generally intended to provide current income.

The underlying Vantagepoint Funds’ equity holdings are mainly large-, mid- and small-capitalization U.S. equity securities and larger-capitalization equity securities of issuers located in developed foreign countries, but may have some exposure to issuers located in emerging market countries, and are generally intended to provide long-term growth of capital.
The holdings of the underlying third party ETF(s) are primarily equity securities of issuers located in emerging market countries.
The Vantagepoint Diversifying Strategies Fund makes up the multi-strategy fund allocation for the Fund and is used to seek to enhance diversification. The Vantagepoint Diversifying Strategies Fund employs multiple investment strategies to seek long-term growth of capital, with lower volatility over time than that of stocks in general and a risk/return profile different from that of traditional asset classes, such as stocks and fixed income securities, which are represented by the other underlying funds. In combination, the Vantagepoint Diversifying Strategies Fund’s investment strategies seek to provide investment exposure to U.S. and foreign convertible securities, stocks, fixed income securities, and REITs through direct investments or through the use of derivative instruments.
The Fund invests in T Shares of the underlying Vantagepoint Funds.

Additional Information About the Funds’ Risks

In addition to the risk factors discussed in each Summary Prospectus, the following descriptions provide additional information about the risks that you will face as an investor in the Funds. The Model Portfolio Funds and Milestone Funds are subject to the same risks as the underlying funds in which they invest. It is important to keep in mind one of the main axioms of investing: the higher the potential reward, the higher the risk of losing money. The reverse is also generally true: the lower the potential reward, the lower the risk.
I. Equity Securities/Stock Market Risks
Investments in equity securities such as common stock or preferred stock are subject to stock market risk. Stock market risk is the possibility that stock prices overall will experience increased volatility and decline over short or extended periods. Markets tend to move in cycles, with periods of rising prices and periods of falling prices.
Small-Cap Securities Risk — Investments in small-capitalization companies involve greater risk than is customarily associated with investments in larger, more established companies. Equity securities of small-capitalization companies are generally subject to greater price volatility than those of larger companies due to: less certain growth prospects, the lower degree of liquidity in the markets for their securities, and the greater sensitivity of smaller companies to changing economic conditions. Also, small-capitalization companies may have more limited product lines, fewer capital resources and less experienced management than larger companies.
Mid-Cap Securities Risk — Investments in mid-capitalization companies involve greater risk than is customarily associated with investments in larger, more established companies. Equity securities of mid-capitalization companies generally trade in lower volume and are generally subject to greater and less predictable price changes than the securities of larger companies.
Preferred Stock Risk — Preferred stockholders generally have more limited voting rights than the common stockholders. Holders of a company’s debt securities generally have a superior right to payment compared to holders of the company’s preferred stock, and are therefore paid before holders of preferred stock. The value and volatility of preferred stock may be dependent on factors that affect both fixed income securities (including changes in interest rates and in a company’s creditworthiness) and equity securities. Holders of preferred stock may suffer losses if dividends are not paid.
Equity Income/Interest Rate Risk — Distributions to shareholders may decline when interest rates fall or when dividend income from investments in stocks declines.
II. Foreign Securities Risks
Foreign securities (whether equity or fixed income) may involve the risk of loss or fluctuations due to political, economic, legal, regulatory, and operational uncertainties; differing accounting and financial reporting standards; limited availability of information; currency fluctuations; generally higher credit risks for foreign issuers; higher transaction costs; and pricing factors affecting investment in the securities of foreign businesses or governments.
Emerging Markets Securities Risk — The above risk factors may be heightened with respect to securities of companies located in emerging market countries, which are countries not included in the MSCI World Index. Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements, and unreliable securities valuation. It is sometimes difficult to obtain and enforce court judgments in such countries and there is often a greater potential for nationalization or expropriation of assets by the government of an emerging market country. Investments in securities issued by companies located in emerging market countries may present risks different from, or greater than, the risks of investing in securities issued by companies located in developed foreign countries. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in developed countries. Investments in securities issued by companies located in emerging market countries tend to be more volatile than investments in securities issued by companies located in developed foreign countries.
Foreign Currency Risk — Investments directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time. A decline in the value of foreign currencies relative to the U.S. dollar will reduce the U.S. dollar value of securities denominated in those currencies. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries portions of these taxes are recoverable, any amounts not recovered will reduce the income received by the holder.
Foreign Government Securities Risk — Foreign government securities are fixed income securities issued by a foreign government, a foreign municipality, or an agency or instrumentality thereof. The ability of a foreign governmental obligor to meet its obligations to pay principal and interest to debtholders generally will be adversely affected by rising foreign interest rates, as well as the level of the relevant government’s foreign currency reserves and currency devaluations. If a governmental obligor defaults on its obligations, a security holder may have limited legal recourse against the issuer or guarantor. These risks may be heightened during periods of economic or political instability, and are generally heightened in emerging market countries.

III. Fixed Income Securities Risks
Fixed income securities consist primarily of debt obligations issued by governments, corporations, municipalities and other borrowers, but may also include structured securities that provide for participation interests in debt obligations. Fixed income securities may also include loan participations and assignments that are privately negotiated notes representing the equivalent of a loan or bank debt. Fixed income securities may be subject to a variety of risks described in greater detail below.
Interest Rate Risk — Fixed income securities fluctuate in value as interest rates change. The general rule is that if interest rates rise, the market prices of fixed income securities will usually decrease. The reverse is also generally true: if interest rates fall, the market prices of fixed income securities generally will increase.
A fixed income security with a longer maturity (or a fund holding fixed income securities with a longer average maturity) will typically be more sensitive to changes in interest rates and it will fluctuate more in price than a shorter term security. Because of their very short-term nature, money market instruments carry less interest rate risk.
Investments in fixed income securities may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives.
Credit Risk — Fixed income securities are also exposed to credit risk, which is the possibility that the issuer of a fixed income security will default on its obligation to pay interest and/or principal, which could cause a fixed income securities holder to lose money. U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Government, have limited credit risk, while securities issued or guaranteed by U.S. Government agencies or government-sponsored enterprises that are not backed by the full faith and credit of the U.S. Government may be subject to varying degrees of credit risk (see U.S. Government Agency Securities Risk). Corporate fixed income securities rated BBB or above by Standard & Poor’s are generally considered to carry moderate credit risk. Corporate fixed income securities rated lower than BBB are considered to have significant credit risk (see High Yield Securities Risk). Of course, fixed income securities with lower credit ratings generally pay a higher level of income to investors. The financial stability of issuers located in foreign countries may be more precarious than those located in the United States. As a result, credit risk may be greater with foreign issuers of fixed income securities (see Foreign Securities Risk).
Call Risk — A fixed income security may include a provision allowing the issuer to purchase the security back from its holder earlier than the final maturity date of the security, otherwise known as a “call feature.” Issuers often exercise this right when interest rates have declined. Accordingly, holders of such callable securities may not benefit fully from the increase in value that other fixed income securities generally experience when rates decline. Unscheduled calls or prepayments also may limit the potential for capital appreciation on the security. Furthermore, after a call feature is exercised, a holder may be forced to reinvest the proceeds received at the prevailing interest rate, which is likely to be lower than the interest rate paid on the security that was called.
High Yield Securities Risk — Lower-quality fixed income securities (those rated below investment grade, commonly known as “high yield bonds” or “junk bonds”) are considered speculative, involve greater risk of default and tend to be particularly sensitive to changes in the financial condition of the issuer, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions. The market prices of these securities may also experience greater volatility than the market prices of investment grade securities and may decline significantly in periods of general economic difficulty. These securities may be harder to value, and may present greater liquidity risk (particularly if the security has restrictions on resale). In addition, the value of lower-quality fixed income securities of smaller, less well-known issuers can be more volatile than that of larger issuers.
Lower-quality debt securities can be thinly traded or have restrictions on resale, making them difficult to sell at an acceptable price. Issuers of these securities are less secure financially as compared with issuers of investment grade securities. The default rate for lower-quality debt securities is likely to be higher during economic recessions or periods of high interest rates.
Municipal Securities Risk — Municipal securities are fixed income securities issued by state and local governments, territories and possessions of the U.S., regional governmental authorities, and their agencies and instrumentalities. The value of, payment of interest and repayment of principal with respect to, and the ability of the holder to sell, a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations and voter initiatives as well as the economics of the regions in which the issuers in which the holder invests are located. Revenue bonds are generally not backed by the taxing power of the issuing municipality. To the extent that a municipal security is not heavily followed by the investment community or such security issue is relatively small, the security may be difficult to value or sell at a fair price.
Inflation-Adjusted Securities Risk — Inflation-adjusted securities are fixed income securities for which the principal values or coupon rates are indexed to changes in inflation. Interest payments on inflation-adjusted securities will vary as the principal or interest is adjusted for inflation and may be more volatile than interest paid on ordinary fixed income securities. Inflation-adjusted securities may not produce a steady income stream, particularly during deflationary periods. In fact, during periods of extreme deflation, these securities may provide no income at all.
U.S. Government Agency Securities Risk — Securities issued by U.S. Government agencies or government-sponsored entities may not be guaranteed by the U.S. Treasury. Certain U.S. Government agency securities are backed only by the right of the issuer to borrow from the U.S. Treasury, or are supported only by the credit of the issuer or instrumentality (while the U.S. Government has historically provided financial support to U.S. Government-sponsored agencies or instrumentalities, there is no assurance that it will always do so). The Government

National Mortgage Association (GNMA), a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or the Department of Veterans Affairs. U.S. Government-sponsored entities that are not backed by the full faith and credit of the U.S. Government include the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (FHLMC). Pass through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government. If a government agency or a government-sponsored entity is unable to meet its obligations, the performance of a Fund that holds securities of the entity may be adversely impacted. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed FNMA and FHLMC into conservatorship. FHFA will act as the conservator to operate FNMA and FHLMC, but it is currently unclear how long these arrangements will last. The effect that this conservatorship will have on the entities’ debt and equities and securities guaranteed by the entities is unclear.
Inflation Risk — The market price of fixed income securities generally falls as inflation increases because the purchasing power of the future income and repaid principal is expected to be worth less when received by the debt securities holder. Fixed income securities that pay a fixed rather than variable interest rate are especially vulnerable to inflation risk because variable-rate debt securities may be able to participate, over the long term, in rising interest rates which have historically corresponded with long-term inflationary trends.
Mortgage-Backed and Asset-Backed Securities Risk — Mortgage-backed and asset-backed securities are exposed to prepayment risk, which is the risk that borrowers will pay their mortgages or loans more quickly than required under the terms of the mortgage or loan, thereby affecting the average life and often the yield of securities backed by those mortgages or loans. Most borrowers are likely to prepay their mortgage or loan at a time when it may be least advantageous to a holder of these securities. A holder may be forced to reinvest the proceeds of prepayments in lower-yielding instruments, resulting in a decline in the holder’s income. Prepayments typically occur during periods of falling interest rates. Unscheduled prepayments in a falling rate environment would also limit the potential for capital appreciation on mortgage-backed and asset-backed securities. When interest rates rise, the values of mortgage-backed and asset-backed securities generally fall. Rising interest rates may result in decreased prepayments, which could extend the average life of the security and cause its value to decline more than traditional fixed-income securities and increase its volatility. This is known as extension risk. Certain mortgage-backed or asset-backed securities may be more volatile and less liquid than other traditional types of fixed income securities. Investments in asset-backed securities are subject to additional risks associated with the nature of the assets and the servicing of those assets.
If mortgage-backed or asset-backed securities are “subordinated” to other interests in the same pool, the holder of those securities may only receive payments after the pool’s obligations to other investors have been satisfied. An unanticipated high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the holder of such subordinated securities and reduce the values of those securities or, in some cases, render them worthless. The risk of such defaults is generally higher in the case of mortgage pools that include “subprime mortgages.”
Commercial mortgage-backed securities (“CMBS”) are structured like residential mortgage-backed securities and bear the same risks as residential mortgage-backed securities described above. The structure and prepayment penalties inherent in a CMBS provide the investor with a greater protection than a residential mortgage-backed security. However, CMBS may carry greater credit risk as the securities may represent only a few projects versus a residential mortgage-backed security that may represent thousands of homeowners spread across different regions of the country.
To-Be-Announced (“TBA”) Risk — In TBA transactions, the Fund commits to purchase certain mortgage-backed securities for a fixed price at a future date. TBA transactions involve the risk that the actual securities received by the Fund may be less favorable than what was anticipated when entering into the transaction. TBA transactions also involve the risk that a counterparty will fail to deliver the securities, exposing the Fund to further losses. Whether or not the Fund takes delivery of the securities at the termination date of a TBA transaction, it will nonetheless be exposed to changes in the value of the underlying investments during the term of the agreement.
IV. High Yield Securities Risk
Securities or instruments rated below investment grade (commonly referred to as “junk bonds,” below investment grade securities, or high yield securities) are considered speculative, involve greater risk of default and tend to be particularly sensitive to changes in the financial condition of the issuer, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions. The market prices of these securities may also experience greater volatility than the market prices of investment grade securities and may decline significantly in periods of general economic difficulty. These securities may be harder to value, and may present greater liquidity risk (particularly if the security has restrictions on resale). In addition, the value of high yield securities of smaller, less well-known issuers can be more volatile than that of larger issuers.
High yield securities can be thinly traded or have restrictions on resale, making them difficult to sell at an acceptable price. Issuers of these securities are less secure financially as compared with issuers of investment grade securities. The default rate for high yield securities is likely to be higher during economic recessions or periods of high interest rates.

V. Derivative Instruments Risks
Generally, a derivative is a financial contract whose value depends upon, or is derived from, the value of an underlying asset, reference rate or return, or index, and may relate to stocks, fixed income securities, interest rates, currencies or currency exchange rates, commodities, and indexes comprised of these types of assets. Examples of derivative instruments include options, futures, forward currency contracts, options on futures contracts, swap agreements, and options on swap agreements (swaptions). There is no assurance that the use of any derivatives strategy will succeed, that the instruments necessary to implement investment strategies will be available or that a derivative instrument holder may not lose money. Also, investing in financial contracts such as options involve additional risks and costs, which may result in losses instead of gains, so the benefits of the transaction might be diminished and a derivative instrument holder may incur substantial losses. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. The following provides a general discussion of certain risk factors relating to derivative instruments:
Swap Risk — Swap agreements involve the risk that the party with whom the swap holder has entered into the swap will default on its obligation to pay the swap holder and the risk that the swap holder will not be able to meet its obligations to pay the other party to the agreement. Swap agreements, in some cases, also may be less liquid than other derivative instruments.
Management Risk — Derivatives are highly specialized instruments that require investment techniques and risk analyses different from those associated with equity and fixed income securities. The use of a derivative requires an understanding not only of the underlying instrument, but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.
Counterparty Risk — The use of a derivative instrument involves the risk that a loss may occur if another party to the contract (counterparty) fails to make required payments or defaults on its obligations to the derivative instrument holder. The financial stability of counterparties located in foreign countries may be more precarious than those located in the U.S. As a result, counterparty risk may be greater with foreign counterparties.
Liquidity Risk — Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. An investment in illiquid derivative instruments may reduce the returns of the investment because the derivative instrument holder may not be able to sell the instruments at the time desired for an acceptable price, or might not be able to sell the instruments at all. Illiquid derivative instruments may also be difficult to value.
Interest Rate Risk — Certain derivative instruments are more sensitive to interest rate changes and market price fluctuations.
Leverage Risk — Certain transactions may give rise to a form of leverage. The use of leverage may cause a fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Lever-
age may cause a fund to be more volatile than if it had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the fund’s portfolio securities.
Lack of Availability — Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. The ability to use derivatives may be limited by certain regulatory and tax considerations.
Market and Other Risks — Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way that is detrimental to the interest of the derivative instrument holder. If a derivative instrument holder incorrectly forecasts the value of securities, currencies or interest rates or other economic factors in using derivatives, the holder might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund instruments. A derivative instrument holder may also have to buy or sell a security at a disadvantageous time or price to satisfy its obligations or to meet asset segregation requirements in connection with certain derivative transactions.
Valuation and Basis Risks — Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track.
VI. Convertible Securities Risk
Convertible securities possess investment characteristics of both stocks and bonds. Convertible securities include convertible bonds and preferred stocks that may be exchanged for a specific number of shares of the issuing company’s common stock at a specified conversion price. The value of a convertible security increases and decreases with the value of the underlying common stock and thus is subject to the risks associated with equity securities (see Equity Securities/Stock Market Risks). When the convertible security’s conversion price is similar to the price of the underlying common stock, the convertible security itself generally behaves more like the common stock. When the convertible security’s conversion price is greater than the price of the underlying common stock, the convertible security generally behaves more like a fixed income security (and thus will be more sensitive to changes in interest rates (see Fixed Income Securities Risks)).
Convertible securities tend to be of lower credit quality, generally have a higher risk of default and tend to be less liquid than traditional non-convertible securities. Lower-quality debt securities (those rated below investment grade) involve greater risk of default and tend to be particularly sensitive to changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic conditions. In addition, the value of lower-quality debt securities of smaller, less well-known issuers can be more volatile than that of larger issuers (see High Yield Securities Risk).
Lower-quality debt securities can be thinly traded or have restrictions on resale, making them difficult to sell at an acceptable price (see Liquidity Risk). The default rate for lower-quality debt securities is likely to be higher during economic recessions or periods of high interest rates.
VII. REITs Risk
Real estate investment trusts (“REITs”) are entities that either own properties or make construction or mortgage loans, and also may include operating or finance companies. When the profits or revenues of, or the values of real estate properties owned by REITs decline or fail to meet market expectations, REIT stock prices may also decline. By investing in a REIT, a Fund is subject to the risks associated with investing in real estate (any of which could cause the value of a REIT’s stock price to decline), which include, without limitation: possible declines in the value of real estate; adverse general and local economic conditions; inability to obtain financing (at all or on acceptable terms); overbuilding in a given market; property tax increases; insufficient levels of occupancy; increases in operating expenses and in interest rates; and environmental problems. In addition to risks related to investments in real estate generally, investing in REITs involves certain other risks related to their structure and focus including, without limitation, the following: dependency upon management skills; limited diversification; the risks of locating and managing financing for projects; possible default by borrowers; the costs and potential losses of self-liquidation of one or more holdings; and, in many cases, relatively small market capitalization, which may result in less market liquidity and greater price volatility (see Small-Cap and Mid-Cap Securities Risk). Investing in REITs also involves risks related to the heavy cash flow dependency of REITs and the possibility that a REIT may fail to maintain applicable exemptions under U.S. and foreign securities and tax laws, which would significantly reduce the return on an investment in the REIT.
VIII. Issuer Risk
The value of any type of security may decline for a number of reasons that relate directly to the issuer such as management performance, financial leverage, reduced demand for the issuer’s goods and services, and the possibility that an issuer may go bankrupt.
IX. Securities Lending Risk
The Funds (other than the Diversifying Strategies Fund, the Model Portfolio Funds, and the Milestone Funds) may engage in one or more securities lending programs conducted by the Funds’ custodian or other entities to seek to generate income. These loans are secured by collateral invested in cash or cash equivalents. The collateral that a Fund receives from a borrower is generally invested in money market funds, other cash equivalents, short-term fixed income securities or other similar instruments. Securities lending subjects a Fund to certain risks. The borrower of the security may fail to return the loaned security in a timely manner, which could cause the Fund to lose money. In addition, the Fund may incur investment losses as a result of investing the collateral received in connection with the loans. The Funds’ SAI provides additional information about the Funds’ securities lending program.
X. Liquidity Risk
Liquidity risk exists when a particular security or other instrument is difficult to trade. An investment in illiquid assets may reduce the returns of the investment because the holder of such assets may not be able to sell the assets at the time desired for an acceptable price, or might not be able to sell the assets at all. Illiquid assets may also be difficult to value. Illiquidity also may result from political, economic or issuer specific events or overall market disruptions. Securities or instruments with reduced liquidity or that become illiquid may involve greater risk than securities or instruments with more liquid markets.
XI. Objective/Style Risk
All of the Funds are subject, in varying degrees, to objective/style risk, which is the possibility that returns from a specific type of security in which a Fund invests or the investment style of one or more of a Fund’s subadvisers will trail the returns of the overall market.
In the past, different types of securities have experienced cycles of outperformance and underperformance in comparison to the market in general. Therefore, if you invest in a Fund with a specific style you would be exposed to this risk. For example, growth stocks have performed best during the later stages of economic expansion and value stocks have performed best during periods of economic recovery. Therefore, both the growth and value investing styles may, over time, go in and out of favor. At times when the investing style used by a Fund is out of favor, that Fund may underperform other Funds that use different investing styles.
XII. Management Risk
Although a Fund’s subadviser(s) will apply their investment strategies, techniques, and risk analyses in making investment decisions for the Fund, there is no guarantee that this will produce the intended results and there is no guarantee the Fund will meet its objective.
XIII. Indexing Risk
An index or passively managed strategy is designed to approximate the investment characteristics and performance of a specified index. Unlike an actively managed strategy, an index or passively managed strategy does not rely on a portfolio manager’s decision making with respect to which individual securities may outperform others. Securities in an index or passively managed strategy may be purchased, held, and sold at times when as actively managed portfolio would not do so. In addition, performance of an index or passively managed strategy will deviate from the performance of the specified index, which is known as tracking error. Tracking error may be caused by: (1) fees and expenses associated with managing the indexed or passive strategy portfolio (whereas the index has no management fees or transaction expenses); (2) changes to the index and the timing of the rebalancing of the indexed or passive strategy portfolio; and (3) the timing of cash flows into and out of the indexed or passive strategy portfolio.
XIV. Multi-Manager Risk
While VIA monitors each subadviser and the overall management of the Funds, each subadviser makes investment decisions independently from VIA and the other subadvisers. It is possible that the security selection process of one subadviser will not complement that of the other subadvisers. As a result, the Funds’ exposure to a given security, industry, sector or market capitalization could be smaller or larger than if the Funds were each managed by a single subadviser, which could affect a Fund’s performance.
XV. Asset Allocation Risk
Asset allocation risk is the risk that the selection of the underlying funds and the allocation of Fund assets among them will cause the Fund to lose money or to underperform other funds with similar investment objectives. In addition, there is the risk that the asset classes favored by the allocations will not perform as expected. The Fund’s investment adviser may alter the Fund’s asset allocation, as well as its underlying fund-level allocations, for reasons other than the passage of time. Any changes made in the underlying funds, such as changes in investment objectives or strategies, may affect the Fund’s performance. The amount invested by the Fund in each underlying fund is exposed to the same risks as that underlying fund.
XVI. Portfolio Turnover Risk
A Fund may engage in a significant number of short-term transactions, which may adversely affect performance. Increased portfolio turnover may result in higher brokerage costs or other transactions fees and expenses. These costs are ultimately passed on to shareholders.
XVII. Investing in Other Investment Companies
A Fund’s investment in another investment company (including another Fund) is subject to the risks associated with that investment company’s portfolio securities. For example, if the investment company holds common stocks, the Fund also would be exposed to the risk of investing in common stocks. In addition, when a Fund purchases shares of another investment company (including another fund), the Fund will indirectly bear its proportionate share of the advisory fees and other operating expenses of such investment company. The fees and expenses of the other investment company are in addition to the Fund’s own fees and expenses.
XVIII. ETF Risks
An investment in an ETF generally presents the same primary risks as an investment in other investment companies (see “Investing in Other Investment Companies”). However, an investment in an ETF may be subject to the following additional risks: (1) the market price of an ETF’s shares may be above or below their net asset value; (2) an active trading market for the exchange-traded fund’s shares may not develop or be maintained; (3) trading in an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate; (4) an ETF may not be actively managed and may not accurately track the performance of the reference index; (5) an ETF would not necessarily sell a security because the issuer of the security was in financial trouble unless the security is removed from the index that the exchange-traded fund seeks to track; and (6) the value of an investment in an ETF will decline more or less in correlation with any decline in the value of the index the ETF seeks to track.
XIX. Floating Rate Loans Risk
Investments in floating rate loans have risks that are similar to those of fixed income securities. In addition, floating rate loans carry the risk of impairment of collateral. The value of the collateral securing a floating rate loan can decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate. As such a floating rate loan may not be fully collateralized and can decline significantly in value. Floating rate loans may also carry liquidity risk. Floating rate loans generally are subject to legal or contractual restrictions on resale. Therefore, the liquidity of floating rate loans, including the volume and frequency of secondary market trading in such loans, varies significantly over time and among individual floating rate loans. If the credit quality of a floating rate loan suffers a significant decline, the secondary trading market for that same loan may also decline, making it more difficult to sell and to value. Difficulty in selling a floating rate loan can result in a loss.
XX. Commodity Futures Trading Commission (“CFTC”) Regulatory Risks
With respect to the Funds, VIA currently claims an exclusion from the definition of “commodity pool operator” (“CPO”) under the Commodity Exchange Act (“CEA”) and the rules of the CFTC and, therefore, neither VIA nor the Funds are subject to CFTC registration or regulation as a CPO.
The terms of the CPO exclusion require the Funds, among other things, to adhere to certain limits on their investments in certain derivatives, such as futures, commodity options and swaps. In the event that a Fund’s use of these derivatives would prevent VIA from claiming the exclusion (or any other exclusion or exemption available under CFTC regulations), VIA would then be subject to regulation as a CPO with respect to such Fund, and such Fund would become subject to regulation by the CFTC. In that case, a Fund may incur additional expenses in complying with the CFTC’s recordkeeping, reporting and disclosure requirements.
XXI. Increase in Expenses
The actual costs of investing in a Fund may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.

Disclosure of the Funds’ Portfolio Holdings
A description of the Funds’ policies and procedures with respect to the disclosure of a Fund’s portfolio securities is available in the Funds’ SAI. Each Fund’s complete month-end portfolio holdings are made publicly available online at www.icmarc.org 25 days after month-end (or the next business day thereafter). Such information will continue to remain available until The Vantagepoint Funds file a Form N-CSR or Form N-Q for the period that includes the date as to which the month-end portfolio holdings website disclosure is current.
In addition, some or all of the Funds’ portfolio holdings may be made publicly available at any time online at www.icmarc.org following a determination by the Funds’ President and its Chief Compliance Officer that the disclosure will serve a legitimate business purpose of the Funds and is in the best interests of the Funds and their shareholders. Once information is publicly available to all Fund shareholders on the above website, that information may be disclosed in writing or orally to other persons.

Management of the Funds

The investment adviser of the Funds is VIA, 777 North Capitol Street NE, Suite 600, Washington, DC 20002-4240. VIA, has been registered as an investment adviser since 1999, and is a wholly owned subsidiary of ICMA Retirement Corporation (“ICMA-RC”). ICMA-RC was established as a not-for-profit organization in 1972 to assist state and local governments and their agencies and instrumentalities in establishing and administering deferred compensation and qualified retirement plans for their public sector employees. ICMA-RC’s primary advisory client is VantageTrust Company, LLC, trustee of VantageTrust, which was formed to provide for the investment of the retirement plans administered by ICMA-RC on a commingled basis.
As investment adviser to the Funds, VIA supervises and directs each Fund’s investments and continually monitors the performance of the subadvisers. The subadvisers are retained with the assistance of VIA, and day-to-day discretionary responsibility for security and brokerage selection as well as portfolio management rests with the subadvisers. No subadvisers have been retained with respect to the Model Portfolio Funds or Milestone Funds. Accordingly, VIA selects the underlying funds in which the Model Portfolio Funds and Milestone Funds invests.
The Funds pay VIA and their subadvisers fees (as applicable) for managing the Funds’ investments. These fees are calculated as a percentage of a Fund’s assets under management, with the exception of the Diversifying Strategies Fund for which fees to be paid to certain of the Fund’s subadvisers are calculated as a percentage of the Fund’s assets allocated and assigned by VIA to such subadvisers. The following represents total advisory and subadvisory fees paid by the Funds for the fiscal year ended December 31, 2014:
Funds	Advisory Fee Paid as a Percentage of Average Net Assets
Low Duration Bond Fund*	0.23%
Inflation Focused Fund*	0.25%
High Yield Fund*	0.70%
Equity Income Fund*	0.41%
Growth & Income Fund*	0.39%
Growth Fund*	0.40%
Select Value Fund*	0.58%
Aggressive Opportunities Fund*	0.45%
Discovery Fund*	0.54%
International Fund*	0.57%
Diversifying Strategies Fund*	0.38%
Core Bond Index Fund*	0.06%
500 Stock Index Fund*	0.06%
Broad Market Index Fund*	0.06%
Mid/Small Company Index Fund*	0.06%
Overseas Equity Index Fund*	0.09%
Model Portfolio Conservative Growth Fund	0.10%
Model Portfolio Traditional Growth Fund	0.09%
Model Portfolio Long-Term Growth Fund	0.09%
Model Portfolio Global Equity Growth Fund	0.10%
Milestone Retirement Income Fund	0.10%
Milestone 2010 Fund	0.10%
Funds	Advisory Fee Paid as a Percentage of Average Net Assets
Milestone 2015 Fund	0.10%
Milestone 2020 Fund	0.10%
Milestone 2025 Fund	0.10%
Milestone 2030 Fund	0.10%
Milestone 2035 Fund	0.10%
Milestone 2040 Fund	0.10%
Milestone 2045 Fund	0.10%
Milestone 2050 Fund	0.10%
*	Consists of advisory fee plus the appropriate subadviser fee(s).
The advisory and subadvisory fees charged can be found in the SAI under the heading “Investment Advisory and Other Services.”
Certain Funds’ advisory and subadvisory fee schedules include “breakpoints,” which have the effect of lowering the rate of fees paid to the adviser or a subadviser as the value of the portion of the Fund’s assets managed by the adviser or that subadviser increases. Conversely, when the value of a Fund’s assets managed by the adviser or a subadviser decreases, advisory or subadvisory fees as a percentage of those assets may increase. The amount of a Fund’s assets managed by the adviser or a subadviser may decrease due to a variety of reasons (including as a result of market forces or management actions) such that the Fund no longer qualifies for a breakpoint reduction in fee rates, which would cause the Fund to pay a higher rate of fee to the adviser or a subadviser as determined by the advisory or subadvisory fee schedule. Please see the Funds’ SAI for additional information about VIA’s fee schedule and each subadviser’s fee schedule, including any breakpoints that apply for a particular Fund.
In addition, with respect to the Model Portfolio Funds and Milestone Funds, VIA receives fees from both the Model Portfolio Funds and Milestone Funds, as well as from the underlying Vantagepoint Funds in which they invest.
VIA oversees the subadvisers and recommends to the Funds’ Board of Directors their hiring, termination and replacement. Pursuant to an order issued by the SEC, VIA may hire or change subadvisers who are not affiliated with the Funds or VIA and materially amend subadvisory agreements, with the approval of the Funds’ Board of Directors. Shareholders will be notified of such changes. This notice may occur after the changes take place.

Shareholder approval of a change to a subadvisory agreement is not required unless the change would result in an increase in the overall management and advisory fees payable by the Fund that have been approved by shareholders of such Fund. Shareholders of the following Funds have previously approved the maximum aggregate advisory fees set forth below:
Fund	Maximum Aggregate Advisory Fee
Inflation Focused Fund	0.32%
High Yield Fund*	0.88%
Equity Income Fund	0.53%
Growth & Income Fund	0.56%
Growth Fund	0.54%
Select Value Fund*	0.66%
Aggressive Opportunities Fund	0.95%
Discovery Fund*	0.64%
International Fund	0.73%
Diversifying Strategies Fund*	0.69%
Core Bond Index Fund	0.23%
500 Stock Index Fund	0.20%
Broad Market Index Fund	0.23%
Mid/Small Company Index Fund	0.25%
Overseas Equity Index Fund	0.40%
*	The maximum aggregate advisory fee for these Funds was approved by the sole initial shareholder, ICMA-RC, prior to the public offering of shares.
Because the rate of fees payable and the amount of assets allocated to the different subadvisers of the subadvised Fund vary, the aggregate advisory fees that may be paid by a Fund having more than one subadviser will vary from time to time, due to increases or decreases in the market value of the separate portions of the Fund’s portfolio managed by each subadviser. Variations in the aggregate amount of advisory fees paid also may result from decisions made by VIA to reallocate cash among the respective subadvisers of a Fund. These variations may occur even though there has been no change in the contractual arrangements between the Fund and any subadviser.
Each Fund’s investment program and its performance are subject to the overall supervision and periodic review by the Funds’ Board of Directors.
A discussion regarding the basis for the approval by the Funds’ Board of Directors of the investment advisory agreements, and the subadvisory agreements for certain Funds, is available in the Fund’s Semi-Annual Report to Shareholders for the six months ended June 30, 2014, and a discussion regarding the basis for approval by the Fund’s Board of Directors of the subadvisory agreements for certain Funds is available in the Funds’ Annual Report to Shareholders for the year ended December 31, 2014.

Shareholder Information

Definition of a Business Day
For purposes of the following discussion, unless noted otherwise, “business day” means the period(s) of time on any given day during which the New York Stock Exchange (“NYSE”) is open for business. Unless noted otherwise, “close of business” means 4:00 p.m. Eastern Time on each business day or the final close of business on any business day during which trading on the NYSE is suspended.
Share Accounting for All Funds
A share of a Fund represents a dollar-weighted proportional ownership interest in that Fund. The Funds do not issue share certificates.
The price of a share is known as its net asset value (“NAV”). The daily NAV of a share is determined as of the close of each business day. NAV is calculated separately for each class of shares of a multiple class Fund. The daily NAV of a share of a particular class of a Fund is determined by adding the class’ pro rata share of the value of the Fund’s investments, plus cash, and other assets, deducting the class’ pro rata share of the Fund’s non class-specific liabilities, deducting the class-specific liabilities, and then dividing the result by the number of outstanding shares of that class as of the end of the prior day, and rounding the results to the nearest cent. The daily NAV of a single class Fund is determined by adding the value of all of the Fund’s investments, plus cash and other assets, deducting liabilities, and then dividing the result by the number of outstanding shares in the Fund as of the end of the prior day and rounding the results to the nearest cent. The value of your investment in a Fund equals the number of shares you own multiplied by the current day’s NAV for that share.
Since share values and investment returns will fluctuate, an exchange or redemption at any given time will normally result in your receiving more or less than the original cost of your investment.
Valuation of the Funds’ Investment Securities
Model Portfolio Funds and Milestone Funds—Each Model Portfolio Fund’s and Milestone Fund’s NAV is calculated based upon the NAVs of the underlying funds in which it invests.
Other Vantagepoint Funds—Investment securities held by the Funds are valued each business day at their current market value.
Each Fund normally obtains market values for its securities and other assets from independent pricing services that use reported last sale prices, current market quotations or, valuations from computerized “matrix” systems that derive values based on comparable securities or valuation or similar models. Certain derivatives may be valued at the last reported sales price or based on a combination of bid and ask prices.
The Funds’ Board of Directors has adopted valuation procedures for the Funds and has delegated day-to-day responsibility for fair value determinations to the Funds’ Pricing Committee. Determi-
nations of the Pricing Committee are subject to review by the Board of Directors at its next scheduled quarterly meeting after the fair valuations are determined.
Each Fund calculates the U.S. dollar value of investments that are denominated in foreign currencies daily, based on current exchange rates.
A Fund may own securities or other instruments that trade primarily in foreign markets that trade on weekends or other days that the Fund does not price its shares. As a result, a Fund’s net asset value may change on days when you will not be able to buy or sell shares of the Fund.
Securities issued by open-end investment companies held by a Fund will be valued using the respective NAV of such investment companies for purchase or redemption orders placed on that day.
Each Fund expects to price most of its securities based on current market values as discussed above. Securities and other assets for which market quotations are not readily available will be valued at fair value in accordance with procedures adopted by the Funds’ Board of Directors. The types of securities or other assets for which such fair value pricing may be necessary include, but are not limited to: foreign securities, as discussed below; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed income securities for which there is no current market value quotation; and securities that are restricted as to transfer or resale; and certain derivatives. The need to fair value a Fund’s portfolio securities or other assets may also result from low trading volume in foreign markets or thinly traded domestic securities, such as certain small cap securities.
Securities and other assets for which market quotations are not readily available may be valued based upon appraisals received from a pricing service using a computerized matrix system or formula method or models that take into consideration various factors. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method or model not been used. Securities or other assets may be valued based upon appraisals derived from information concerning the security or asset or similar securities or assets received from broker-dealer supplied quotations or valuations. Securities or other assets may also be priced using fair value pricing methods when their closing prices do not reflect their market values at the time a Fund calculates its NAV because an event has occurred since the closing prices were established on the domestic or foreign exchange or market but before the Fund’s NAV calculation.
Use of Fair Value Pricing Service for Certain Foreign Equity Securities—For foreign equity securities that are principally traded in markets outside North and South America, the Funds’ Board of Directors approved the use of a third party fair valuation service (“FVIS”) to provide fair value prices for these securities. The FVIS uses a multifactor model to calculate a factor that is then applied to adjust the market price for each such security. The Funds’ Board of Directors has approved use of the fair value prices provided through the FVIS service on a daily basis without a market trigger or confidence interval filter for all foreign equity securities held by the Funds that are principally traded in markets outside North and South America. In the event prices for such a foreign security are not available through the FVIS or another fair value pricing service approved by the Board of Directors, the security may be priced at the average of two or more independent broker-dealer quotations or at the fair value of the security determined in accordance with the Funds’ valuation procedures.
Risks of Fair Value Pricing—Valuing securities or other assets at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations. As discussed above, fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that the Fund could obtain the fair value assigned to a security or other asset if it were to sell the security or other asset at approximately the time at which the Fund determines its NAV per share. As a result, the Fund’s sale or redemption of its shares at NAV, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.
Reinvestment of Earnings
All earnings of the Funds (interest, dividend income, and capital gains) are reinvested in the Funds and used to purchase additional shares, with the exception of Vantagepoint Elite shareholders, who may elect to receive cash dividends.
Reporting to Investors
Please review carefully all investment transaction reports you receive from The Vantagepoint Funds. For all transactions, you must notify us of an error or discrepancy within 90 days following the statement end date. Your account will be corrected and made whole if an error has been made by the Funds’ transfer agent.
We recommend that you provide notification by contacting us at 800-669-7400, by logging into Account Access to send a secure message, or by facsimile transmission to 202-682-6439 to the attention of Investor Services so that the date of your notification can be verified.
For purposes of this policy, all time periods begin when notification of the transaction has been mailed to you and not upon receipt.

Purchases, Exchanges, and Redemptions

Eligible Investors in the Funds
The Funds, with the exception of the Diversifying Strategies Fund and the High Yield Fund, are open for investment by, but not limited to, the following: (1) the VantageTrust Funds; (2) the employee benefit plans of state and local governments and their agencies and instrumentalities (including retirement and deferred compensation plans established under Section 401 or 457 of the Internal Revenue Code of 1986, as amended); (3) Individual Retirement Accounts (“IRAs”) of employees of state and local governments and the IRAs of other persons having a familial or other close relationship to those public sector employees; (4) VantageCare Retirement Health Savings Plans (“RHS”); (5) 529 college savings plans; (6) certain tax-exempt or not-for-profit entities; (7) Directors of The Vantagepoint Funds; (8) VantageCare RHS Employer Investment Program (“EIP”) accounts; and (9) ICMA-RC and its affiliates. The details of such eligibility criteria are set forth in the account application.
The Funds, other than the Model Portfolio Funds and Milestone Funds, are also available for investment by other Vantagepoint Funds. Currently, the Diversifying Strategies Fund and High Yield Fund are available for investment only by the Model Portfolio Funds and Milestone Funds.
Share Classes—Generally
Each share of a Fund, regardless of class, represents an investment in the same Fund, but each class has its own expense structure and eligibility requirements. Additional information about the Funds’ share class structure is described in more detail below:
•	The Model Portfolio Funds and Milestone Funds offer Investor M and TM Shares. These Funds do not offer any other share classes.
•	The Diversifying Strategies Fund and High Yield Fund offer only one class of shares, T Shares. As mentioned above, the Diversifying Strategies Fund and High Yield Fund are available for investment only by the Model Portfolio Funds and Milestone Funds.
•	Class I and Class II Shares are offered only by the Index Funds. These Funds also offer an additional share class, T Shares. They do not offer any other share classes.
•	The Actively Managed Funds (except the Diversifying Strategies Fund and High Yield Fund — see above) offer only Investor Shares and T Shares.
•	The Model Portfolio Funds and Milestone Funds invest in T Shares of the underlying Funds.
The Funds do not impose any minimum investment amounts, front-end sales charges, deferred sales charges or back-end sales charges associated with investments in the Funds or any share class. However, certain employee benefit plans and the Vantagepoint Elite Program may impose their own minimums.
Share Classes—Shareholder Eligibility Requirements
Shareholder eligibility requirements for the Funds’ share classes are as follows:
•	T Shares—T Shares are available for purchase only by: (1) VantageTrust; (2) other common trust funds, collective investment funds or similar pooled investment vehicles established or maintained by VantageTrust Company or affiliated persons of it or of ICMA-RC; (3) insurance company separate accounts in which VantageTrust or a vehicle described in (2) above invests; and (4) the Model Portfolio and Milestone Funds.
•	TM Shares—TM Shares are available for purchase only by: (1) VantageTrust; (2) other common trust funds, collective investment funds or similar pooled investment vehicles established or maintained by VantageTrust Company or affiliated persons of it or of ICMA-RC; and (3) insurance company separate accounts in which VantageTrust or a vehicle described in (2) above invests.
•	Investor and Investor M Shares—Investor and Investor M Shares are available for purchase by any eligible Fund investor (see “Eligible Investors in the Funds” above) that does not qualify for investment in T or TM Shares.
Class I Shares of the Index Funds—Class I Shares of the Index Funds are available to: (1) any public sector employee benefit plan(s) sponsored by a public employer (a) having total assets of less than $20 million administered by ICMA-RC, and (b) investing in the applicable Index Fund directly; (2) IRAs; and (3) other individual accounts that are eligible Fund investors (see “Eligible Investors in the Funds” above).
Class II Shares of the Index Funds—Class II Shares of the Index Funds are available to public sector employee benefit plan(s) that invest in Index Funds directly and that are sponsored by a public employer or other account that utilizes ICMA-RC’s electronic platform for information and transaction processing (currently, EZLink) and (i) has total assets in excess of $20 million administered by ICMA-RC or (ii) has other qualifying characteristics as described below. All public sector employee benefit plans sponsored by the same or a related public employer may be aggregated for purposes of qualifying for Class II Shares.
Other public sector employee benefit plans with average account balances or other features that are expected to afford the Index Funds with certain economies of scale or other cost savings with respect to the servicing of their accounts, and certain IRAs known as “deemed (or Sidecar) IRAs,” may also qualify for Class II Shares as determined in accordance with guidelines approved by the Board of Directors from time to time and listed in the Funds’ SAI.
Pricing and Timing of Purchases, Exchanges and Redemptions
The Funds are normally open for business and operating for those time period(s) on any given day during which the NYSE is open for business (a “business day”). Each Fund calculates its NAV at the close of each business day.

Purchases, exchanges and redemptions are executed at the NAV next calculated after the Funds’ transfer agent receives the transaction request in good order. For example, under normal circumstances, a transaction request received at 9:30 a.m. Eastern Time on a business day is executed at the same price as that of a transaction request received at 3:00 p.m. Eastern Time — at that day’s closing price. If a transaction request is received in the morning, an investor is not insulated from market gains or losses during the rest of the business day. A transaction request received after the calculation of the NAV on one day will be executed at the price in effect at the close of the next business day. Transaction requests by facsimile must be received prior to the close of business to receive that day’s NAV.
Purchases—Generally
The Vantagepoint Funds reserve the right in their sole discretion to suspend the offering of their shares, or to reject purchase orders when, in the judgment of management, such rejection is in the best interest of the Fund or Funds. Shares of the Funds will not be sold in states where such shares are not registered for sale or not exempted from registration.
Purchases by Employee Benefit Plans—Employee benefit plans must fill out a retirement plan account form that is to be signed by the plan’s trustee or other authorized official. Plans may submit purchase orders to the Funds through payroll deduction or from other retirement plans as often as daily. Payments may be transmitted by check, wire, and Automated Clearing House (“ACH”), although it is preferred that the Funds receive payments by wire. Investment detail must be submitted electronically via EZLink.
Purchase requests from plans must be accompanied by participant allocation instructions sufficient to enable The Vantagepoint Funds to properly allocate purchase amounts among plan participants. If a purchase request is not accompanied by such instructions, the deposit is held in a non-interest bearing account until all necessary information is received. If proper instructions are still not received after three business days, the deposit is returned to the plan. Allocations to improperly identified participant accounts or participant accounts for which no account form has been received will be returned to the plan.
Purchases through Payroll Deduction IRAs—Purchases made through payroll deduction of IRA contributions will be handled the same as purchases made by employee benefit plans, but will require a separate account form or an electronic application via IRA Enrollment online at www.icmarc.org.
Purchases through Non-Payroll Deduction IRAs—First time IRA investors must fill out an IRA account application and mail it to the Funds along with a check, or complete the electronic application via IRA Enrollment online at www.icmarc.org. Please call 800-669-7400 for assistance when you are establishing a non-payroll deduction IRA account.
Purchases through RHS Plans—Purchases made through RHS contributions can be requested by calling 800-669-7400, or online at www.icmarc.org.
Purchases through EIP Plans—Purchases made in EIP Plans are submitted by the employer, using separate account forms for fund transfer and allocation transactions.
Exchanges
An exchange between Funds is a two-part transaction — a redemption of shares in one Fund and a purchase of shares in another Fund. Shares of any Fund (or a share class thereof) may be exchanged for shares of the same or any other Fund (or a share class thereof), provided such exchanges are permitted by the 1940 Act and provided that any and all shareholder eligibility requirements for the relevant Fund (and class, as applicable) are satisfied by the holder of those shares. However, Class II Shares of an Index Fund may not be exchanged for Class I Shares of that or any other Index Fund, except as described under “Conversions — Index Funds Only” below. Certain share classes may have higher expense ratios than other share classes.
Exchange requests may be communicated by telephone or internet, as described below. Confirmations of exchanges are normally sent to investors on the business day following the day the transaction occurs. Investors should verify the accuracy of information in confirmations immediately upon receipt. Refer to “Reporting to Investors” on how to report an error to The Vantagepoint Funds.
Exchanges by Telephone—Investors normally may make exchanges by telephone by calling 800-669-7400 and speaking with a representative. Verbal instructions given to a telephone representative will be accepted upon verification of your identity and will be recorded to permit verification.
Should the “800” number become unavailable, transactions may be made online at www.icmarc.org, as described in “Exchanges by Internet,” or by U.S. mail or express mail (at the shareholder’s expense) to the attention of the Workflow Management Team, P.O. Box 96220, Washington, D.C. 20090-6220.
Exchanges by Internet—The Funds maintain a home page on the Internet. The address is www.icmarc.org. Information available from the site’s “Account Access” feature (which requires a special login) includes account balances, investment allocations, and investment performance. You may also execute transactions or make changes in your investment allocation via Account Access. The transfer agent for the Funds will require that instructions received over the Internet be accompanied by a password.
Account Access is normally available 24 hours a day, seven days a week for your convenience; however, service availability is not guaranteed. Accordingly, neither the Funds, the Funds’ investment adviser, nor the Funds’ transfer agent will be responsible for any loss (or foregone gain) you may experience as a result of the service being unavailable or inoperative.
Should Account Access become unavailable, transactions may be made through the “800” number, as described in “Exchanges by Telephone.”

Conversions—Index Funds Only
Each Index Fund will convert Class I Shares into Class II Shares effective the first day of the quarter following the quarter during which, based on asset levels at the end of the most recently completed quarter, an investor meets the eligibility criteria outlined in “Purchases, Exchanges, and Redemptions — Share Classes.” Any such conversion will be preceded by written notice to the investor and will be effected on the basis of the relative net asset values of Class I Shares and Class II Shares of the applicable Index Fund without the imposition of any sales load, fee or other charge.
Each Index Fund may convert Class II Shares into Class I Shares if an investor no longer meets the eligibility criteria outlined in “Purchases, Exchanges, and Redemptions — Share Classes — Shareholder Eligibility Requirements.” Any such conversion will be preceded by written notice to the investor and will be effected on the basis of the relative net asset values of Class I Shares and Class II Shares of the applicable Index Fund without the imposition of any sales load, fee or other charge.
Redemptions
With the exception of redemptions that are made to effect exchanges among The Vantagepoint Funds, redemption requests must be in writing. A signature guarantee may be required, at the Funds’ discretion, for certain redemptions.
Redemptions may be subject to certain restrictions imposed by the Internal Revenue Code of 1986, as amended, on the timing of distributions under tax-favored employee benefit plans and IRAs. If investment in the Funds has been made through one or more of these plans or IRAs, please call 800-669-7400 regarding these restrictions.
Redemptions Through an IRA, an RHS or an EIP Account—To redeem shares that you own through an IRA account, you must send your request to us online using Account Access, or by completing a withdrawal form (see below) and mailing it to: c/o Vantagepoint Transfer Agents, LLC, P.O. Box 17010, Baltimore, Maryland 21297-1010.
A form for requesting IRA account withdrawals is available online through Account Access or by contacting Investor Services at 800-669-7400.
To request a form for redeeming shares owned through an RHS account, please contact Investor Services at 800-669-7400.
To request a form for redeeming shares owned through an EIP account, please contact Client Services at 800-326-7272.
Vantagepoint Elite Program
Investor and Investor M Shares may be purchased through the Vantagepoint Elite retail brokerage account program, which is available to any participant in an employee benefit plan administered by ICMA-RC. Vantagepoint Elite investors may redeem or exchange shares of the Funds online at www.tdameritrade.com or by speaking to a brokerage representative at 800-669-3900. For more information about opening a Vantagepoint Elite account, please call 800-669-7400.
Investments submitted for an account that is deemed to be ineligible for this program will be returned to the investor promptly upon detection. The Fund(s) will retain any earnings on these ineligible accounts and the investor will bear any losses.
Inability to Conduct Business
As mentioned above, the Funds are normally open for business and operating for those time period(s) on any given day during which the NYSE is open for business. However, unusual circumstances including, but not limited to, severe and extraordinary weather conditions, flooding, other natural disasters, pandemic flu or other epidemics, regional power failures, fires, market disruption, civil disturbances, or other emergencies may prevent the Funds or their service providers from conducting business on a given day or series of days. In the event of a pandemic flu or other similar circumstances whereby the Funds or their service providers are open for business and operating under unusual conditions, investment transactions and other orders or directions may be required to be sent over the Internet to ensure the receipt and processing of such requests.
Frequent Purchases and Redemptions of Fund Shares
The Funds discourage short-term or frequent trading, often referred to as “market timing,” in Fund shares and seek to restrict or reject such trading or take other action to prevent it when identified and judged by the Funds or its transfer agent or adviser to be detrimental to the interests of the Fund and its long-term shareholders. The Funds are intended for long-term investment. Frequent purchases and redemptions of Fund shares may present risks for the Funds and their long-term shareholders as described below.
Frequent Trading Generally—The Board of Directors has adopted the following policies regarding frequent trading in Fund shares:
The following trading practices generally will result in the Funds taking action as described under “Consequences of Frequent Trading for Investors” below: (1) three or more “roundtrips” in the same Fund within any rolling 90-day period, or (2) ten or more “roundtrips” in the same Fund within any rolling 365-day period. A “roundtrip” is defined as a purchase of a Fund’s shares followed by a redemption of the same Fund’s shares during the relevant period. For example, three purchases and three redemptions must occur within a 90-day period or ten purchases and ten redemptions must occur within a 365-day period. If trading activity in a Fund reaches or exceeds either threshold described above, the Fund normally will take action to deter future frequent trading in the Fund, as discussed below. The Funds also may take action, even if the above thresholds are not met, if the trading is deemed to be disruptive for other reasons (e.g., excessively large trade amount).
The Funds may change the definition of frequent trading at any time without prior notice, depending upon factors such as the protection of the best interests of long-term investors or state or Federal regulatory requirements. It is expected that this policy will change over time to reflect the changing nature and strategies of frequent traders.

Certain types of transactions generally do not raise frequent trading concerns and normally will not require application of the Funds’ restrictions on frequent trading. These transactions include, but are not limited to: (1) reinvestment of dividends; (2) automatic investment/contribution, asset allocation (including accounts maintained under investment advisory programs or agreements) or withdrawal plans (including regularly scheduled and required minimum distributions); (3) retirement plan loan distributions and repayments; (4) certain retirement plan withdrawal events; (5) transactions initiated by a plan sponsor; and (6) transfers of assets that are non-investor driven.
Risks of Frequent Trades for the Funds—Depending on various factors, including the size of a Fund, the nature of the Fund’s portfolio holdings, the amount of Fund assets typically maintained in cash or cash equivalents, and the dollar amount, number and frequency of trades, short-term or excessive trading may:
•	interfere with the efficient management of a Fund’s portfolio,
•	increase a Fund’s transaction costs, administrative costs or taxes, that are borne by all shareholders, including long-term investors that do not trade frequently,
•	impact Fund performance, or
•	otherwise be detrimental to the interests of a Fund and its shareholders.
In addition, under certain circumstances, frequent trading in Fund shares may dilute the value of a Fund’s shares. This may happen when certain investors try to take advantage of possible delays between the change in the value of the Fund’s portfolio holdings and the reflection of that change in the Fund’s NAV. This is sometimes called “arbitrage market timing.” Arbitrage market timing could, under certain circumstances, dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based on NAVs that do not reflect appropriate fair value prices of the Fund’s portfolio securities. The risk of arbitrage market timing particularly applies to those Vantagepoint Funds that hold significant investments in foreign securities, as certain foreign markets close several hours ahead of the U.S. markets and to those Vantagepoint Funds that have a significant portion of their assets invested in small-cap securities and other types of investments that may not trade frequently.
Please see “Valuation of the Funds’ Investment Securities” for more information.
Consequences of Frequent Trading for Investors—Although the Funds, their investment adviser and their transfer agent endeavor to apply the Funds’ frequent trading policies uniformly, monitoring and evaluating the potential detrimental or harmful effects of frequent trading on the Funds involves inherently subjective judgments. The Funds, their investment adviser and their transfer agent will not knowingly accommodate trading activity that they have identified as being detrimental to the Funds by, or make any exceptions to the Funds’ frequent trading policies with respect to such trading activity for, any particular Fund shareholder or category of shareholders. Accordingly, if the Funds’ investment adviser or transfer agent becomes aware that an investor may be engaged in frequent trading in a Fund as described above and they conclude that such trading may be detrimental to the Fund, one or more of the following actions may be taken:
Account Monitoring and Shareholder Communications—The Funds and their service providers may increase the monitoring of the investor’s account(s) based on trading activity and account history, and may communicate with the investor either over the phone or in writing about trading activities in an effort to deter such activities. If such communications fail to deter the frequent or otherwise harmful trading activity, further action may be taken, as discussed below.
Barring Future Purchases—The Funds may temporarily (e.g., for a period of 180 days) or permanently bar the investor’s future purchases into the Fund (or other Funds) or may limit the amount, number or frequency of any future purchases or the method by which the investor may request future purchases and redemptions.
Rejecting, Canceling and Revoking Purchases and Exchanges—The Funds’ investment adviser or transfer agent, on behalf of the Funds, may reject any purchase or exchange order for any series for any reason in their sole discretion, including for suspicion of frequent trading. Further, purchase orders placed in violation or suspected violation of the Funds’ frequent trading policy are not necessarily deemed accepted by the Funds and may be canceled or revoked by the Funds’ transfer agent effective the next business day following receipt by the Funds.
Steps to Reduce Frequent Trading—From time to time, the Funds’ investment adviser or transfer agent may use several methods in an effort to reduce the risks of harmful frequent trading. These may include one or more of the following:
(1)	reviewing recent trades in Fund shares in an effort to identify possible frequent trading activity;
(2)	refusing, barring, or otherwise limiting purchase orders;
(3)	closing shareholder accounts and involuntarily redeeming Fund shares as permitted by law;
(4)	imposing specific limitations on transfers in the International Fund and the Overseas Equity Index Fund (see “Transfer Policy for Vantagepoint International Fund and Vantagepoint Overseas Equity Index Fund”); and
(5)	using a third party fair valuation model to provide fair value prices for certain foreign equity securities.
The Funds also reserve the right to reject any order to purchase shares of any Fund when, in management’s judgment and in its sole discretion, rejection of an order is in the best interests of the Funds and their long-term shareholders.
Limitations on the Effectiveness of Frequent Trading Policy—The Funds will take steps to detect and deter harmful frequent trading, but there can be no assurances that all such trading will be detected and prevented or that the Funds or their service providers will be able to completely eliminate, reduce or deter harmful frequent trading activities. The Funds reserve the right to amend their frequent trading policy and procedures at any time.

Trading Through Intermediaries—You are subject to this policy whether you are a direct shareholder of a Fund or you are investing indirectly in a Fund through an employee benefit plan whose assets are invested through VantageTrust or another trust or trustee or if you are investing through another intermediary.
While the Funds’ investment adviser and transfer agent will encourage financial intermediaries to apply the Funds’ frequent trading policy to their customers who invest indirectly in the Funds, the Funds’ investment adviser and transfer agent may not always be able to detect frequent trading that may be facilitated by financial intermediaries or made difficult to identify in the omnibus accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers. However, the Funds’ investment adviser and transfer agent review trading activity at the omnibus account level to seek to identify patterns that may suggest trading activity contrary to the Funds’ frequent trading policy. If they believe that such activity may have occurred, the Funds’ investment adviser and transfer agent may request and receive personal identifying information and transaction histories for some or all underlying Fund shareholders (or in the case of retirement plans, underlying plan participants). Should the Funds’ investment adviser or transfer agent subsequently determine that an underlying shareholder has violated the Funds’ frequent trading policy, it will instruct the intermediary to take appropriate action in accordance with the Funds’ frequent trading policy.
Transfer Policy for Vantagepoint International Fund and Vantagepoint Overseas Equity Index Fund—The following transfer policy applies to the International Fund and Overseas Equity Index Fund:
Investors (except for the Model Portfolio Funds or Milestone Funds) who transfer assets out of these Funds must wait at least 91 days before transferring assets back into the same Fund. This policy affects transfers only. It does not affect regular contributions or disbursements. The above transfer policy does not apply to an investor’s transactions in shares of the Model Portfolio Funds or Milestone Funds even though these Funds from time to time invest a portion of their assets in the International Fund or the Overseas Equity Index Fund.
This policy is designed to protect long-term investors in these Funds. When money is transferred into or out of the Funds, the portfolio managers may be required to buy or sell securities. Because trading costs can be fairly high in an international equity portfolio, short-term trading may generate higher-than-usual transaction costs that are borne by all shareholders, including those who do not trade frequently.
The Funds also have adopted this policy to control frequent trading and to protect the interests of long-term investors in the Funds.

Distribution Arrangements

ICMA-RC Services, LLC (“ICMA-RC Services”) serves as distributor to the Funds. ICMA-RC Services receives no compensation for its services as distributor.

Tax Consequences

Each of the Vantagepoint Funds has elected to be treated and intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. A regulated investment company generally is not subject to federal income tax on income and gains distributed in a timely manner to its shareholders. The Funds distribute ordinary income and capital gains, if any, at least annually. The Low Duration Bond Fund, Core Bond Index Fund, High Yield Fund, and Inflation Focused Fund distribute ordinary income, if any, monthly.
Shareholders who invest in the Funds through tax-qualified plans ordinarily will not be taxed on such distributions until they receive distributions/withdrawals from such plans. All distributions to shareholders that are reinvested in the Fund are used to purchase additional shares. Investors in the Vantagepoint Elite program may receive these distributions in cash. An investor should consult his/her benefits or tax advisor for additional information about IRS rules, regulations, or requirements pertaining to these plans.
Distributions paid to Vantagepoint Elite investors will normally be taxed as income or capital gains when they are received whether or not they are reinvested. Such dividends and distributions may be subject to federal, state and local taxation. Income distributions are generally taxable at ordinary income tax rates except to the extent they are reported as qualified dividend income. Dividends that are qualified dividend income are currently eligible for the reduced maximum rate to individuals of 20% (lower rates for individuals in lower tax brackets) to the extent that a Fund receives qualified dividend income and certain holding period requirements and other requirements are satisfied by you and by the Fund. Capital gains distributions are generally taxable at the rates applicable to long-term capital gains regardless of how long you have held your Fund shares. Long-term capital gains are currently taxable at the maximum rate of 20% (lower rates for individuals in lower tax brackets).
Vantagepoint Elite investors should note that if you buy shares when a Fund has realized but not yet distributed income or capital gains, you will be “buying a dividend” by paying the full price for the shares and gains and receiving back a portion of the price in the form of a taxable distribution and should be avoided by such investors. Effective January 1, 2013, U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% Medicare contribution tax on their “net investment income,” including interest, dividends, and capital gains (including capital gains realized on the sale or exchange of shares).
Dividends declared in October, November or December and paid in January of the following calendar year will be treated as paid on December 31 of the calendar year in which declared for tax purposes.
Unless you hold your shares in a tax advantaged account, each sale of Fund shares may be a taxable event. For tax purposes, an exchange of your Fund shares for shares of a different Fund is the same as a sale. Currently, any capital gain or loss realized upon a sale or exchange of Fund shares is generally treated as long-term gain or loss if the shares have been held for more than one year. Capital gain or loss realized upon a sale or exchange of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of Fund shares held for six months or less is treated as long-term capital loss to the extent of a net capital gain distribution received by the shareholder.
To the extent a Fund invests in foreign securities, it may be subject to foreign withholding taxes with respect to dividends or interest the Fund received from sources in foreign countries. If more than 50% of the total assets of a Fund consists of foreign securities, such Fund will be eligible to elect to treat some of those taxes as a distribution to shareholders, which would allow shareholders to offset some of their U.S. federal income tax. A Fund will notify Vantagepoint Elite investors if it makes such an election and provide such investors with the information necessary to reflect foreign taxes paid on their income tax return.
In November 2001, the Funds began offering their shares to taxable investors. Before that time, the Funds offered their shares exclusively to retirement plans and other tax-exempt investors. The Funds’ after-tax returns in the performance tables included in the Fund Summaries section of this prospectus under the heading “Risk/Return Bar Chart and Table” reflect the Funds’ returns during periods when the Funds offered their shares exclusively to tax-exempt investors, and as a result may not be helpful to taxable investors.
More information about taxes is in the Funds’ SAI. Please consult your tax advisor regarding your specific questions about federal, state and local income taxes.

Financial Highlights

The following financial highlights table is intended to help you understand a Fund’s performance for the period of the Fund’s operation. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an invest-
ment in the Fund (assuming reinvestment of all dividends and distributions). The report of                     , along with the financial statements and related notes, appears in the 2014 Annual Report which is available upon request.
Financial Highlights
(For a share outstanding throughout each period)
	Low Duration Bond Investor Shares
	For the Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, beginning of year	$ 10.12	$ 10.19	$ 9.96	$ 10.04	$ 9.95
Income from investment operations:
Net investment income	0.10	0.13^	0.16	0.19	0.25
Net realized and unrealized gain (loss)	(0.03)	(0.06)	0.23	(0.08)	0.10
Total from investment operations	0.07	0.07	0.39	0.11	0.35
Less distributions:
Net investment income	(0.10)	(0.11)	(0.16)	(0.19)	(0.26)
Realized gains	(0.03)	(0.03)	—	—	—
Total distributions	(0.13)	(0.14)	(0.16)	(0.19)	(0.26)
Net Asset Value, end of year	$ 10.06	$ 10.12	$ 10.19	$ 9.96	$ 10.04
Total return	0.68%	0.75%	3.97%	1.14%	3.58%
Ratios to Average Net Assets:
Expenses	0.62%	0.63%	0.63%	0.62%	0.64%
Net investment income	0.97%	1.30%	1.55%	1.93%	2.51%
Supplemental Data:
Net assets, end of year (000)	$61,116	$47,700	$592,262	$524,463	$537,709
Portfolio turnover	75%	64%	63%	66%	70%

	Low Duration Bond T Shares(1)
	For the Year Ended December 31, 2014	For the Period from March 1, 2013* to December 31, 2013
Net Asset Value, beginning of year	$ 10.12	$ 10.20
Income from investment operations:
Net investment income	0.12	0.12^
Net realized and unrealized loss	(0.02)	(0.06)
Total from investment operations	0.10	0.06
Less distributions:
Net investment income	(0.12)	(0.11)
Realized gains	(0.03)	(0.03)
Total distributions	(0.15)	(0.14)
Net Asset Value, end of year	$ 10.07	$ 10.12
Total return	1.02%	0.65%††
Ratios to Average Net Assets:
Expenses	0.37%	0.39%†
Net investment income	1.22%	1.43%†
Supplemental Data:
Net assets, end of year (000)	$736,776	$554,556
Portfolio turnover	75%	64%††

*	Commencement of operations
^	Calculated based upon average shares outstanding.
†	Annualized
††	Not annualized

Financial Highlights
(For a share outstanding throughout each period)
	Inflation Focused Investor Shares(1)
	For the Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, beginning of year	$ 10.49	$ 11.86	$ 11.68	$ 10.99	$ 10.72
Income from investment operations:
Net investment income (loss)	0.12^	(0.31)^	0.17	0.34	0.19
Net realized and unrealized gain (loss)	0.15	(0.76)	0.62	0.91	0.44
Total from investment operations	0.27	(1.07)	0.79	1.25	0.63
Less distributions:
Net investment income	(0.16)	(0.07)	(0.17)	(0.36)	(0.19)
Realized gains	(0.03)	(0.23)	(0.44)	(0.20)	(0.17)
Total distributions	(0.19)	(0.30)	(0.61)	(0.56)	(0.36)
Net Asset Value, end of year	$ 10.57	$ 10.49	$ 11.86	$ 11.68	$ 10.99
Total return	2.51%	(9.05)%	6.84%	11.53%	5.95%
Ratios to Average Net Assets:
Expenses	0.64%	0.64%	0.63%	0.64%	0.65%
Net investment income (loss)	1.07%	(2.67)%	1.39%	2.94%	1.73%
Supplemental Data:
Net assets, end of year (000)	$24,895	$28,441	$669,336	$584,191	$492,002
Portfolio turnover	75%	57%	73%	109%	97%

	Inflation Focused T Shares(1)
	For the Year Ended December 31, 2014	For the Period from March 1, 2013* to December 31, 2013
Net Asset Value, beginning of year	$ 10.50	$ 11.78
Income from investment operations:
Net investment income	0.14^	0.14^
Net realized and unrealized loss	0.15	(1.10)
Total from investment operations	0.29	(0.96)
Less distributions:
Net investment income	(0.18)	(0.09)
Realized gains	(0.03)	(0.23)
Total distributions	(0.21)	(0.32)
Net Asset Value, end of year	$ 10.58	$ 10.50
Total return	2.68%	(8.19)%††
Ratios to Average Net Assets:
Expenses	0.39%	0.40%†
Net investment income	1.32%	1.46%†
Supplemental Data:
Net assets, end of year (000)	$499,767	$554,377
Portfolio turnover	75%	57%††

(1)	Formerly Inflation Protected Securities Fund.
^	Calculated based upon average shares outstanding.
*	Commencement of operations
†	Annualized
††	Not annualized

Financial Highlights
(For a share outstanding throughout each period)
High Yield T Shares
For the Period from May 1, 2014* to December 31, 2014
Net Asset Value, beginning of year	$ 10.00
Income from investment operations:
Net investment income	0.25
Net realized and unrealized loss	(0.51)
Total from investment operations	(0.26)
Less distributions:
Net investment income	(0.27)
Realized gains	—
Total distributions	(0.27)
Net Asset Value, end of year	$ 9.47
Total return	(2.70)%††
Ratios to Average Net Assets:
Expenses	0.92%†
Net investment income	4.03%†
Supplemental Data:
Net assets, end of year (000)	$362,139
Portfolio turnover	76%††

*	Commencement of operations
†	Annualized
††	Not annualized

Financial Highlights
(For a share outstanding throughout each period)
	Equity Income Investor Shares
	For the Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, beginning of year	$ 11.10	$ 9.01	$ 8.27	$ 8.64	$ 7.70
Income from investment operations:
Net investment income	0.17	0.16^	0.15	0.12	0.08
Net realized and unrealized gain (loss)	0.74	2.63	1.03	(0.13)	0.94
Total from investment operations	0.91	2.79	1.18	(0.01)	1.02
Less distributions:
Net investment income	(0.18)	(0.14)	(0.16)	(0.22)	(0.08)
Realized gains	(1.88)	(0.56)	(0.28)	(0.14)	—
Total distributions	(2.06)	(0.70)	(0.44)	(0.36)	(0.08)
Net Asset Value, end of year	$ 9.95	$ 11.10	$ 9.01	$ 8.27	$ 8.64
Total return	8.13%	31.11%	14.33%	0.04%	13.28%
Ratios to Average Net Assets:
Expenses before reimbursements/waivers	0.78%	0.81%	0.82%	0.84%	0.85%
Expenses net of reimbursements/waivers, if any	0.78%	0.81%	0.82%	0.83%	0.85%
Net investment income before reimbursements/waivers	1.44%	1.69%	1.64%	1.32%	1.19%
Net investment income net of reimbursements/waivers, if any	1.44%	1.69%	1.64%	1.32%	1.19%
Supplemental Data:
Net assets, end of year (000)	$54,955	$60,614	$2,020,305	$1,817,557	$1,867,505
Portfolio turnover	56%	18%	15%	18%	18%

	Equity Income T Shares
	For the Year Ended December 31, 2014	For the Period from March 1, 2013* to December 31, 2013
Net Asset Value, beginning of year	$ 11.10	$ 9.62
Income from investment operations:
Net investment income	0.21	0.13^
Net realized and unrealized gain	0.73	2.08
Total from investment operations	0.94	2.21
Less distributions:
Net investment income	(0.21)	(0.17)
Realized gains	(1.88)	(0.56)
Total distributions	(2.09)	(0.73)
Net Asset Value, end of year	$ 9.95	$ 11.10
Total return	8.43%	23.03%††
Ratios to Average Net Assets:
Expenses before reimbursements/waivers	0.53%	0.57%†
Expenses net of reimbursements/waivers, if any	0.53%	0.57%†
Net investment income before reimbursements/waivers	1.68%	1.41%†
Net investment income net of reimbursements/waivers, if any	1.69%	1.41%†
Supplemental Data:
Net assets, end of year (000)	$2,319,873	$2,426,828
Portfolio turnover	56%	18%††

^	Calculated based upon average shares outstanding.
*	Commencement of operations
†	Annualized
††	Not annualized

Financial Highlights
(For a share outstanding throughout each period)
	Growth & Income Investor Shares
	For the Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, beginning of year	$ 13.22	$ 10.71	$ 9.49	$ 9.67	$ 8.49
Income from investment operations:
Net investment income	0.22	0.11^	0.14	0.11	0.08
Net realized and unrealized gain (loss)	1.21	3.51	1.42	(0.18)	1.18
Total from investment operations	1.43	3.62	1.56	(0.07)	1.26
Less distributions:
Net investment income	(0.19)	(0.13)	(0.18)	(0.11)	(0.08)
Realized gains	(1.73)	(0.98)	(0.16)	—	—
Total distributions	(1.92)	(1.11)	(0.34)	(0.11)	(0.08)
Net Asset Value, end of year	$ 12.73	$ 13.22	$ 10.71	$ 9.49	$ 9.67
Total return	10.67%	34.01%	16.53%	(0.69)%	14.81%
Ratios to Average Net Assets:
Expenses before reimbursements/waivers	0.77%	0.78%	0.78%	0.78%	0.79%
Expenses net of reimbursements/waivers, if any	0.77%	0.78%	0.78%	0.78%	0.79%
Net investment income before reimbursements/waivers	1.23%	0.93%	1.32%	1.12%	0.91%
Net investment income net of reimbursements/waivers, if any	1.23%	0.93%	1.32%	1.12%	0.91%
Supplemental Data:
Net assets, end of year (000)	$37,003	$39,944	$1,305,504	$1,162,482	$1,228,122
Portfolio turnover	28%	35%	25%	40%	46%

	Growth & Income T Shares
	For the Year Ended December 31, 2014	For the Period from March 1, 2013* to December 31, 2013
Net Asset Value, beginning of year	$ 13.22	$ 11.44
Income from investment operations:
Net investment income	0.21	0.13^
Net realized and unrealized gain	1.26	2.79
Total from investment operations	1.47	2.92
Less distributions:
Net investment income	(0.23)	(0.16)
Realized gains	(1.73)	(0.98)
Total distributions	(1.96)	(1.14)
Net Asset Value, end of year	$ 12.73	$ 13.22
Total return	10.98%	25.69%††
Ratios to Average Net Assets:
Expenses before reimbursements/waivers	0.52%	0.54%†
Expenses net of reimbursements/waivers, if any	0.52%	0.53%†
Net investment income before reimbursements/waivers	1.47%	1.18%†
Net investment income net of reimbursements/waivers, if any	1.48%	1.18%†
Supplemental Data:
Net assets, end of year (000)	$1,685,352	$1,696,122
Portfolio turnover	28%	35%††

^	Calculated based upon average shares outstanding.
*	Commencement of operations
†	Annualized
††	Not annualized

Financial Highlights
(For a share outstanding throughout each period)
	Growth Investor Shares
	For the Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, beginning of year	$ 12.70**	$ 9.53	$ 8.36	$ 8.78	$ 7.70
Income from investment operations:
Net investment income	0.27	0.03^	0.05	0.04	0.05
Net realized and unrealized gain (loss)	1.01	3.18	1.18	(0.42)	1.09
Total from investment operations	1.28	3.21	1.23	(0.38)	1.14
Less distributions:
Net investment income	(0.03)	(0.04)	(0.06)	(0.04)	(0.06)
Realized gains	(0.39)	—	—	—	—
Total distributions	(0.42)	(0.04)	(0.06)	(0.04)	(0.06)
Net Asset Value, end of year	$ 13.56	$ 12.70**	$ 9.53	$ 8.36	$ 8.78
Total return	10.05%	33.71%**	14.67%	(4.27)%	14.76%
Ratios to Average Net Assets:
Expenses before reimbursements/waivers	0.78%	0.77%	0.78%	0.83%	0.86%
Expenses net of reimbursements/waivers, if any	0.78%	0.77%	0.78%	0.81%	0.84%
Net investment income before reimbursements/waivers	0.17%	0.33%	0.57%	0.47%	0.64%
Net investment income net of reimbursements/waivers, if any	0.17%	0.33%	0.57%	0.49%	0.66%
Supplemental Data:
Net assets, end of year (000)	$23,614	$31,157	$1,880,929	$1,751,075	$1,971,807
Portfolio turnover	47%	53%	87%	70%	117%

	Growth T Shares
	For the Year Ended December 31, 2014	For the Period from March 1, 2013* to December 31, 2013
Net Asset Value, beginning of year	$ 12.71	$ 10.07
Income from investment operations:
Net investment income	0.06	0.06^
Net realized and unrealized gain	1.25	2.64
Total from investment operations	1.31	2.70
Less distributions:
Net investment income	(0.08)	(0.06)
Realized gains	(0.39)	—
Total distributions	(0.47)	(0.06)
Net Asset Value, end of year	$ 13.55	$ 12.71
Total return	10.24%	26.87%††
Ratios to Average Net Assets:
Expenses	0.53%	0.53%†
Net investment income	0.42%	0.60%†
Supplemental Data:
Net assets, end of year (000)	$2,289,433	$2,294,323
Portfolio turnover	47%	53%††

^	Calculated based upon average shares outstanding.
*	Commencement of operations
**	Financial reporting includes trade date activity as of December 31, 2013. The inclusion of this activity caused the Fund’s NAV to round down to $12.70 (the adjusted price) from $12.71 (the stated price for December 31, 2013, prior to the inclusion of that day’s activity).
†	Annualized
††	Not annualized

Financial Highlights
(For a share outstanding throughout each period)
	Select Value Investor Shares
	For the Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, beginning of year	$12.86	$10.95	$ 9.73	$ 9.84	$ 8.25
Income from investment operations:
Net investment income	0.17	0.10^	0.19	0.10	0.09
Net realized and unrealized gain (loss)	0.87	3.67	1.42	(0.12)	1.59
Total from investment operations	1.04	3.77	1.61	(0.02)	1.68
Less distributions:
Net investment income	(0.14)	(0.13)	(0.18)	(0.09)	(0.09)
Realized gains	(1.90)	(1.73)	(0.21)	—	—
Total distributions	(2.04)	(1.86)	(0.39)	(0.09)	(0.09)
Net Asset Value, end of year	$11.86	$12.86	$ 10.95	$ 9.73	$ 9.84
Total return	8.11%	34.65%	16.55%	(0.16)%	20.34%
Ratios to Average Net Assets:
Expenses	0.97%	0.98%	0.99%	0.99%	1.00%
Net investment income	1.06%	0.84%	1.73%	0.96%	1.01%
Supplemental Data:
Net assets, end of year (000)	$8,325	$9,120	$355,590	$320,019	$338,336
Portfolio turnover	66%	77%	51%	60%	68%

	Select Value T Shares
	For the Year Ended December 31, 2014	For the Period from March 1, 2013* to December 31, 2013
Net Asset Value, beginning of year	$ 12.87	$ 12.00
Income from investment operations:
Net investment income	0.19	0.15^
Net realized and unrealized gain	0.88	2.60
Total from investment operations	1.07	2.75
Less distributions:
Net investment income	(0.18)	(0.15)
Realized gains	(1.90)	(1.73)
Total distributions	(2.08)	(1.88)
Net Asset Value, end of year	$ 11.86	$ 12.87
Total return	8.32%	23.15%††
Ratios to Average Net Assets:
Expenses	0.72%	0.73%†
Net investment income	1.31%	1.34%†
Supplemental Data:
Net assets, end of year (000)	$446,220	$467,616
Portfolio turnover	66%	77%††

^	Calculated based upon average shares outstanding.
*	Commencement of operations
†	Annualized
††	Not annualized

Financial Highlights
(For a share outstanding throughout each period)
	Aggressive Opportunities Investor Shares
	For the Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, beginning of year	$ 12.85	$ 10.20	$ 9.26	$ 11.34	$ 9.52
Income from investment operations:
Net investment income	0.03^	0.00#^	0.07	0.03	0.01
Net realized and unrealized gain (loss)	0.63	3.90	1.35	(1.23)	1.81
Total from investment operations	0.66	3.90	1.42	(1.20)	1.82
Less distributions:
Net investment income	—	(0.04)	(0.02)	(0.04)	—
Realized gains	(2.00)	(1.21)	(0.46)	(0.84)	—
Total distributions	(2.00)	(1.25)	(0.48)	(0.88)	—
Net Asset Value, end of year	$ 11.51	$ 12.85	$ 10.20	$ 9.26	$ 11.34
Total return	5.13%	38.53%	15.44%	(10.42)%	19.12%
Ratios to Average Net Assets:
Expenses	0.83%	0.82%	0.90%	0.91%	0.93%
Net investment income	0.24%	0.00%**	0.61%	0.21%	0.05%
Supplemental Data:
Net assets, end of year (000)	$32,941	$32,513	$993,729	$957,271	$1,147,570
Portfolio turnover	49%	51%	94%	53%	96%

	Aggressive Opportunities T Shares
	For the Year Ended December 31, 2014	For the Period from March 1, 2013* to December 31, 2013
Net Asset Value, beginning of year	$ 12.85	$ 11.04
Income from investment operations:
Net investment income	0.06^	0.04^
Net realized and unrealized gain	0.64	3.05
Total from investment operations	0.70	3.09
Less distributions:
Net investment income	(0.03)	(0.07)
Realized gains	(2.00)	(1.21)
Total distributions	(2.03)	(1.28)
Net Asset Value, end of year	$ 11.52	$ 12.85
Total return	5.44%	28.23%††
Ratios to Average Net Assets:
Expenses	0.58%	0.59%†
Net investment income	0.49%	0.42%†
Supplemental Data:
Net assets, end of year (000)	$1,071,234	$1,210,202
Portfolio turnover	49%	51%††

^	Calculated based upon average shares outstanding.
*	Commencement of operations
**	Rounds to less than 0.01%
†	Annualized
††	Not annualized
#	Rounds to less than $0.01

Financial Highlights
(For a share outstanding throughout each period)
	Discovery Investor Shares
	For the Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, beginning of year	$10.86	$ 9.48	$ 8.74	$ 9.42	$ 7.54
Income from investment operations:
Net investment income	0.38	0.08^	0.12	0.10	0.08
Net realized and unrealized gain (loss)	0.26	3.61	1.25	(0.68)	1.89
Total from investment operations	0.64	3.69	1.37	(0.58)	1.97
Less distributions:
Net investment income	(0.06)	(0.09)	(0.16)	(0.10)	(0.09)
Realized gains	(1.40)	(2.22)	(0.47)	—	—
Total distributions	(1.46)	(2.31)	(0.63)	(0.10)	(0.09)
Net Asset Value, end of year	$10.04	$10.86	$ 9.48	$ 8.74	$ 9.42
Total return	6.07%	39.34%	15.74%	(6.15)%	26.08%
Ratios to Average Net Assets:
Expenses	0.95%	0.97%	0.97%	0.95%	0.98%
Net investment income	0.65%	0.79%	1.25%	1.05%	0.97%
Supplemental Data:
Net assets, end of year (000)	$6,419	$3,742	$212,873	$193,872	$212,770
Portfolio turnover	100%	77%	81%	86%	73%

	Discovery T Shares
	For the Year Ended December 31, 2014	For the Period from March 1, 2013* to December 31, 2013
Net Asset Value, beginning of year	$ 10.86	$ 10.27
Income from investment operations:
Net investment income	0.09	0.10^
Net realized and unrealized gain	0.58	2.82
Total from investment operations	0.67	2.92
Less distributions:
Net investment income	(0.08)	(0.11)
Realized gains	(1.40)	(2.22)
Total distributions	(1.48)	(2.33)
Net Asset Value, end of year	$ 10.05	$ 10.86
Total return	6.37%	28.84%††
Ratios to Average Net Assets:
Expenses	0.70%	0.71%†
Net investment income	0.88%	1.00%†
Supplemental Data:
Net assets, end of year (000)	$286,141	$275,107
Portfolio turnover	100%	77%††

^	Calculated based upon average shares outstanding.
*	Commencement of operations
†	Annualized
††	Not annualized

Financial Highlights
(For a share outstanding throughout each period)
	International Investor Shares
	For the Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, beginning of year	$ 11.08**	$ 9.63	$ 8.32	$ 9.34	$ 8.85
Income from investment operations:
Net investment income	0.24^	0.06^	0.22	0.20	0.15
Net realized and unrealized gain (loss)	(0.54)	1.61	1.32	(1.01)	0.52
Total from investment operations	(0.30)	1.67	1.54	(0.81)	0.67
Less distributions:
Net investment income	(0.37)	(0.22)	(0.23)	(0.21)	(0.18)
Realized gains	(0.05)	—	—	—	—
Total distributions	(0.42)	(0.22)	(0.23)	(0.21)	(0.18)
Net Asset Value, end of year	$ 10.36	$ 11.08**	$ 9.63	$ 8.32	$ 9.34
Total return	(2.76)%	17.43%**	18.57%	(8.57)%	7.61%
Ratios to Average Net Assets:
Expenses before reimbursements/waivers	0.98%	0.97%	0.98%	0.97%	0.98%
Expenses net of reimbursements/waivers, if any	0.97%	0.97%	0.98%	0.95%	0.98%
Net investment income before reimbursements/waivers	2.15%	0.61%	2.32%	2.25%	1.95%
Net investment income net of reimbursements/waivers, if any	2.15%	0.61%	2.32%	2.26%	1.95%
Supplemental Data:
Net assets, end of year (000)	$25,061	$16,440	$1,305,510	$1,139,964	$1,218,763
Portfolio turnover	34%	51%	49%	50%	53%

	International T Shares
	For the Year Ended December 31, 2014	For the Period from March 1, 2013* to December 31, 2013
Net Asset Value, beginning of year	$ 11.09	$ 9.85
Income from investment operations:
Net investment income	0.28^	0.21^
Net realized and unrealized gain	(0.57)	1.28
Total from investment operations	(0.29)	1.49
Less distributions:
Net investment income	(0.39)	(0.25)
Realized gains	(0.05)	—
Total distributions	(0.44)	(0.25)
Net Asset Value, end of year	$ 10.36	$ 11.09
Total return	(2.68)%	15.14%††
Ratios to Average Net Assets:
Expenses before reimbursements/waivers	0.73%	0.75%†
Expenses net of reimbursements/waivers, if any	0.72%	0.75%†
Net investment income before reimbursements/waivers	2.53%	2.38%†
Net investment income net of reimbursements/waivers, if any	2.54%	2.38%†
Supplemental Data:
Net assets, end of year (000)	$1,493,171	$1,418,996
Portfolio turnover	34%	51%††

^	Calculated based upon average shares outstanding.
*	Commencement of operations
†	Annualized
††	Not annualized
**	Financial reporting includes trade date activity as of December 31, 2013. The inclusion of this activity caused the Fund’s NAV to round down to $11.08 (the adjusted price) from $11.09 (the stated price for December 31, 2013, prior to the inclusion of that day’s activity).

Financial Highlights
(For a share outstanding throughout each period)
	Diversifying Strategies T Shares(1)
	For the Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, beginning of year	$ 10.43	$ 10.16	$ 10.01	$ 10.16	$ 9.85
Income from investment operations:
Net investment income	0.14	0.12^	0.12	0.10	0.06
Net realized and unrealized gain (loss)	0.25	0.47	0.23	(0.09)	0.44
Total from investment operations	0.39	0.59	0.35	0.01	0.50
Less distributions:
Net investment income	(0.23)	(0.19)	(0.17)	(0.02)	(0.19)
Realized gains	(0.46)	(0.13)	(0.03)	(0.14)	—
Total distributions	(0.69)	(0.32)	(0.20)	(0.16)	(0.19)
Net Asset Value, end of year	$ 10.13	$ 10.43	$ 10.16	$ 10.01	$ 10.16
Total return	3.75%	5.81%	3.53%	0.10%	5.04%
Ratios to Average Net Assets:
Expenses before reimbursements/waivers	0.52%	0.66%	0.89%	0.91%	0.91%
Expenses net of reimbursements/waivers, if any	0.50%	0.59%	0.80%	0.85%	0.91%
Net investment income before reimbursements/waivers	1.22%	1.13%	1.04%	0.93%	1.06%
Net investment income net of reimbursements/waivers, if any	1.24%	1.19%	1.12%	1.00%	1.06%
Supplemental Data:
Net assets, end of year (000)	$1,096,683	$1,093,589	$964,774	$849,777	$870,591
Portfolio turnover	103%	70%	71%	73%	63%

^	Calculated based upon average shares outstanding.
(1)	Formerly Diversified Assets Fund.

Financial Highlights
(For a share outstanding throughout each period)
	Core Bond Index Class I
	For the Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, beginning of year	$ 10.00	$ 10.54	$ 10.47	$ 10.10	$ 9.89
Income from investment operations:
Net investment income	0.21	0.23^	0.25	0.31	0.34
Net realized and unrealized gain (loss)	0.35	(0.50)	0.14	0.42	0.26
Total from investment operations	0.56	(0.27)	0.39	0.73	0.60
Less distributions:
Net investment income	(0.25)	(0.27)	(0.32)	(0.36)	(0.39)
Realized gains	—	—	—	—	—
Total distributions	(0.25)	(0.27)	(0.32)	(0.36)	(0.39)
Net Asset Value, end of year	$ 10.31	$ 10.00	$ 10.54	$ 10.47	$ 10.10
Total return	5.65%	(2.62)%	3.80%	7.41%	6.13%
Ratios to Average Net Assets:
Expenses	0.41%	0.40%	0.41%	0.41%	0.42%
Net investment income	1.98%	2.23%	2.38%	3.00%	3.31%
Supplemental Data:
Net assets, end of year (000)	$23,155	$22,055	$905,486	$813,431	$824,963
Portfolio turnover	160%	120%	64%	57%	85%

	Core Bond Index Class II
	For the Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, beginning of year	$ 10.06	$ 10.60	$ 10.53	$ 10.16	$ 9.94
Income from investment operations:
Net investment income	0.29	0.25^	0.27	0.33	0.36
Net realized and unrealized gain (loss)	0.29	(0.50)	0.14	0.43	0.27
Total from investment operations	0.58	(0.25)	0.41	0.76	0.63
Less distributions:
Net investment income	(0.27)	(0.29)	(0.34)	(0.39)	(0.41)
Realized gains	—	—	—	—	—
Total distributions	(0.27)	(0.29)	(0.34)	(0.39)	(0.41)
Net Asset Value, end of year	$ 10.37	$ 10.06	$ 10.60	$ 10.53	$ 10.16
Total return	5.81%	(2.38)%	3.98%	7.57%	6.41%
Ratios to Average Net Assets:
Expenses	0.21%	0.20%	0.21%	0.21%	0.22%
Net investment income	2.18%	2.40%	2.59%	3.15%	3.51%
Supplemental Data:
Net assets, end of year (000)	$12,631	$26,490	$337,639	$320,809	$282,359
Portfolio turnover	160%	120%	64%	57%	85%

^	Calculated based upon average shares outstanding.

Financial Highlights
(For a share outstanding throughout each period)
	Core Bond Index T Shares
	For the Year Ended December 31, 2014	For the Period from March 1, 2013* to December 31, 2013
Net Asset Value, beginning of year	$ 10.00	$ 10.46
Income from investment operations:
Net investment income	0.23	0.19^
Net realized and unrealized loss	0.35	(0.40)
Total from investment operations	0.58	(0.21)
Less distributions:
Net investment income	(0.28)	(0.25)
Realized gains	—	—
Total distributions	(0.28)	(0.25)
Net Asset Value, end of year	$ 10.30	$ 10.00
Total return	5.82%	(2.06)%††
Ratios to Average Net Assets:
Expenses before reimbursements/waivers	0.21%	0.21%†
Expenses net of reimbursements/waivers, if any	0.16%	0.16%†
Net investment income before reimbursements/waivers	2.18%	2.17%†
Net investment income net of reimbursements/waivers, if any	2.23%	2.22%†
Supplemental Data:
Net assets, end of year (000)	$1,649,023	$1,231,000
Portfolio turnover	160%	120%††

^	Calculated based upon average shares outstanding.
*	Commencement of operations
†	Annualized
††	Not annualized

Financial Highlights
(For a share outstanding throughout each period)
	500 Stock Index Class I
	For the Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, beginning of year	$ 14.66	$ 11.32	$ 9.96	$ 9.95	$ 8.81
Income from investment operations:
Net investment income	0.25^	0.23^	0.20	0.17	0.15
Net realized and unrealized gain	1.70	3.36	1.36	0.00#	1.13
Total from investment operations	1.95	3.59	1.56	0.17	1.28
Less distributions:
Net investment income	(0.23)	(0.21)	(0.20)	(0.16)	(0.14)
Realized gains	(0.30)	(0.04)	—	—	—
Total distributions	(0.53)	(0.25)	(0.20)	(0.16)	(0.14)
Net Asset Value, end of year	$ 16.08	$ 14.66	$ 11.32	$ 9.96	$ 9.95
Total return	13.27%	31.78%	15.62%	1.72%	14.56%
Ratios to Average Net Assets:
Expenses	0.40%	0.41%	0.42%	0.42%	0.43%
Net investment income	1.64%	1.78%	1.89%	1.65%	1.63%
Supplemental Data:
Net assets, end of year (000)	$47,690	$31,916	$111,410	$94,197	$102,642
Portfolio turnover	6%	8%	3%	3%	3%

	500 Stock Index Class II
	For the Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, beginning of year	$ 13.80**	$10.65***	$ 9.39	$ 9.39	$ 8.32
Income from investment operations:
Net investment income	0.28^	0.24^	0.22	0.18	0.16
Net realized and unrealized gain	1.57	3.19	1.26	0.00#	1.07
Total from investment operations	1.85	3.43	1.48	0.18	1.23
Less distributions:
Net investment income	(0.26)	(0.24)	(0.22)	(0.18)	(0.16)
Realized gains	(0.30)	(0.04)	—	—	—
Total distributions	(0.56)	(0.28)	(0.22)	(0.18)	(0.16)
Net Asset Value, end of year	$ 15.09	$13.80**	$ 10.65***	$ 9.39	$ 9.39
Total return	13.42%	32.23%**	15.74%***	1.97%	14.78%
Ratios to Average Net Assets:
Expenses	0.20%	0.21%	0.22%	0.22%	0.23%
Net investment income	1.86%	2.12%	2.09%	1.86%	1.84%
Supplemental Data:
Net assets, end of year (000)	$20,026	$2,271	$341,571	$287,072	$281,443
Portfolio turnover	6%	8%	3%	3%	3%

^	Calculated based upon average shares outstanding.
#	Rounds to less than $0.01
**	Financial reporting includes trade date activity as of December 31, 2013. The inclusion of this activity caused the Fund’s NAV to round up to $13.80 (the adjusted price) from $13.79 (the stated price for December 31, 2013, prior to the inclusion of that day’s activity).
***	Financial reporting includes trade date activity as of December 31, 2012. The inclusion of this activity caused the Fund’s NAV to round down to $10.65 (the adjusted price) from $10.66 (the stated price for December 31, 2012, prior to the inclusion of that day’s activity).

Financial Highlights
(For a share outstanding throughout each period)
	500 Stock Index T Shares
	For the Year Ended December 31, 2014	For the Period from March 1, 2013* to December 31, 2013
Net Asset Value, beginning of year	$ 14.67	$ 12.06
Income from investment operations:
Net investment income	0.29^	0.22^
Net realized and unrealized gain	1.69	2.67
Total from investment operations	1.98	2.89
Less distributions:
Net investment income	(0.26)	(0.24)
Realized gains	(0.30)	(0.04)
Total distributions	(0.56)	(0.28)
Net Asset Value, end of year	$ 16.09	$ 14.67
Total return	13.48%	23.99%††
Ratios to Average Net Assets:
Expenses before reimbursements/waivers	0.20%	0.21%†
Expenses net of reimbursements/waivers, if any	0.15%	0.16%†
Net investment income before reimbursements/waivers	1.83%	1.86%†
Net investment income net of reimbursements/waivers, if any	1.88%	1.91%†
Supplemental Data:
Net assets, end of year (000)	$778,364	$627,600
Portfolio turnover	6%	8%† †

^	Calculated based upon average shares outstanding.
*	Commencement of operations
†	Annualized
††	Not annualized

Financial Highlights
(For a share outstanding throughout each period)
	Broad Market Index Class I
	For the Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, beginning of year	$ 15.84	$ 12.23	$ 10.85	$ 10.92	$ 9.47
Income from investment operations:
Net investment income	0.26^	0.23^	0.24	0.20	0.16
Net realized and unrealized gain (loss)	1.67	3.80	1.45	(0.11)	1.43
Total from investment operations	1.93	4.03	1.69	0.09	1.59
Less distributions:
Net investment income	(0.25)	(0.21)	(0.21)	(0.16)	(0.14)
Realized gains	(0.21)	(0.21)	(0.10)	—	—
Total distributions	(0.46)	(0.42)	(0.31)	(0.16)	(0.14)
Net Asset Value, end of year	$ 17.31	$ 15.84	$ 12.23	$ 10.85	$ 10.92
Total return	12.17%	33.04%	15.64%	0.85%	16.84%
Ratios to Average Net Assets:
Expenses	0.40%	0.40%	0.42%	0.41%	0.42%
Net investment income	1.57%	1.68%	1.89%	1.56%	1.55%
Supplemental Data:
Net assets, end of year (000)	$44,988	$36,076	$126,835	$114,674	$131,673
Portfolio turnover	3%	9%	3%	1%	6%

	Broad Market Index Class II
	For the Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, beginning of year	$ 14.82	$ 11.46	$ 10.19	$ 10.27	$ 8.91
Income from investment operations:
Net investment income	0.27^	0.24^	0.24	0.19	0.16
Net realized and unrealized gain (loss)	1.57	3.57	1.37	(0.09)	1.36
Total from investment operations	1.84	3.81	1.61	0.10	1.52
Less distributions:
Net investment income	(0.28)	(0.24)	(0.24)	(0.18)	(0.16)
Realized gains	(0.21)	(0.21)	(0.10)	—	—
Total distributions	(0.49)	(0.45)	(0.34)	(0.18)	(0.16)
Net Asset Value, end of year	$ 16.17	$ 14.82	$ 11.46	$ 10.19	$ 10.27
Total return	12.38%	33.36%	15.82%	1.07%	17.12%
Ratios to Average Net Assets:
Expenses	0.20%	0.20%	0.22%	0.21%	0.22%
Net investment income	1.76%	1.97%	2.09%	1.77%	1.75%
Supplemental Data:
Net assets, end of year (000)	$12,767	$15,887	$427,467	$389,031	$406,029
Portfolio turnover	3%	9%	3%	1%	6%

^	Calculated based upon average shares outstanding.

Financial Highlights
(For a share outstanding throughout each period)
	Broad Market Index T Shares
	For the Year Ended December 31, 2014	For the Period from March 1, 2013* to December 31, 2013
Net Asset Value, beginning of year	$ 15.85**	$ 13.05
Income from investment operations:
Net investment income	0.30^	0.23^
Net realized and unrealized gain	1.67	3.02
Total from investment operations	1.97	3.25
Less distributions:
Net investment income	(0.29)	(0.24)
Realized gains	(0.21)	(0.21)
Total distributions	(0.50)	(0.45)
Net Asset Value, end of year	$ 17.32	$ 15.85**
Total return	12.41%	25.01%††**
Ratios to Average Net Assets:
Expenses before reimbursements/waivers	0.20%	0.21%†
Expenses net of reimbursements/waivers, if any	0.15%	0.16%†
Net investment income before reimbursements/waivers	1.77%	1.81%†
Net investment income net of reimbursements/waivers, if any	1.82%	1.86%†
Supplemental Data:
Net assets, end of year (000)	$826,610	$728,118
Portfolio turnover	3%	9%† †

^	Calculated based upon average shares outstanding.
*	Commencement of operations
†	Annualized
††	Not annualized
**	Financial reporting includes trade date activity as of December 31, 2013. The inclusion of this activity caused the Fund’s NAV to round up to $15.85 (the adjusted price) from $15.84 (the stated price for December 31, 2013, prior to the inclusion of that day’s activity).

Financial Highlights
(For a share outstanding throughout each period)
	Mid/Small Company Index Class I
	For the Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, beginning of year	$ 19.75	$ 15.67	$ 14.02	$ 15.39	$ 12.35
Income from investment operations:
Net investment income	0.28^	0.19^	0.28	0.16	0.13
Net realized and unrealized gain (loss)	1.06	5.60	2.21	(0.78)	3.31
Total from investment operations	1.34	5.79	2.49	(0.62)	3.44
Less distributions:
Net investment income	(0.26)	(0.22)	(0.26)	(0.15)	(0.12)
Realized gains	(0.92)	(1.49)	(0.58)	(0.60)	(0.28)
Total distributions	(1.18)	(1.71)	(0.84)	(0.75)	(0.40)
Net Asset Value, end of year	$ 19.91	$ 19.75	$ 15.67	$ 14.02	$ 15.39
Total return	6.80%	37.19%	17.89%	(3.91)%	27.93%
Ratios to Average Net Assets:
Expenses	0.40%	0.41%	0.43%	0.43%	0.45%
Net investment income	1.37%	1.10%	1.87%	1.11%	1.16%
Supplemental Data:
Net assets, end of year (000)	$31,273	$28,367	$297,378	$247,732	$243,794
Portfolio turnover	15%	37%	14%	15%	14%

	Mid/Small Company Index Class II
	For the Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, beginning of year	$ 18.53	$14.78	$ 13.26	$ 14.60	$ 11.73
Income from investment operations:
Net investment income	0.31^	0.20^	0.30	0.19	0.15
Net realized and unrealized gain (loss)	0.99	5.30	2.09	(0.76)	3.14
Total from investment operations	1.30	5.50	2.39	(0.57)	3.29
Less distributions:
Net investment income	(0.31)	(0.26)	(0.29)	(0.17)	(0.14)
Realized gains	(0.92)	(1.49)	(0.58)	(0.60)	(0.28)
Total distributions	(1.23)	(1.75)	(0.87)	(0.77)	(0.42)
Net Asset Value, end of year	$ 18.60*	$18.53	$ 14.78	$ 13.26	$ 14.60
Total return	7.05%*	37.42%	18.17%	(3.70)%	28.15%
Ratios to Average Net Assets:
Expenses	0.20%	0.21%	0.23%	0.23%	0.25%
Net investment income	1.65%	1.23%	2.07%	1.30%	1.35%
Supplemental Data:
Net assets, end of year (000)	$14,596	$5,541	$194,775	$160,710	$161,178
Portfolio turnover	15%	37%	14%	15%	14%

^	Calculated based upon average shares outstanding.
*	Financial reporting includes trade date activity as of December 31, 2014. The inclusion of this activity caused the Fund’s NAV to round up to $18.60 (the adjusted price) from $18.59 (the stated price for December 31, 2014, prior to the inclusion of that day’s activity).

Financial Highlights
(For a share outstanding throughout each period)
	Mid/Small Company Index T Shares
	For the Year Ended December 31, 2014	For the Period from March 1, 2013* to December 31, 2013
Net Asset Value, beginning of year	$ 19.76	$ 16.91
Income from investment operations:
Net investment income	0.33^	0.26^
Net realized and unrealized gain	1.06	4.34
Total from investment operations	1.39	4.60
Less distributions:
Net investment income	(0.31)	(0.26)
Realized gains	(0.92)	(1.49)
Total distributions	(1.23)	(1.75)
Net Asset Value, end of year	$ 19.92	$ 19.76
Total return	7.05%	27.41%††
Ratios to Average Net Assets:
Expenses before reimbursements/waivers	0.20%	0.22%†
Expenses net of reimbursements/waivers, if any	0.15%	0.17%†
Net investment income before reimbursements/waivers	1.56%	1.59%†
Net investment income net of reimbursements/waivers, if any	1.61%	1.64%†
Supplemental Data:
Net assets, end of year (000)	$698,244	$686,939
Portfolio turnover	15%	37%††

^	Calculated based upon average shares outstanding.
*	Commencement of operations
†	Annualized
††	Not annualized

Financial Highlights
(For a share outstanding throughout each period)
	Overseas Equity Index Class I
	For the Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, beginning of year	$ 12.59	$ 10.61	$ 9.19	$ 10.82	$ 10.30
Income from investment operations:
Net investment income	0.35	0.22^	0.29	0.33	0.23
Net realized and unrealized gain (loss)	(1.09)	2.04	1.41	(1.68)	0.52
Total from investment operations	(0.74)	2.26	1.70	(1.35)	0.75
Less distributions:
Net investment income	(0.36)	(0.28)	(0.28)	(0.28)	(0.23)
Realized gains	—	—	—	—	—
Total distributions	(0.36)	(0.28)	(0.28)	(0.28)	(0.23)
Net Asset Value, end of year	$ 11.49	$ 12.59	$ 10.61	$ 9.19	$ 10.82
Total return	(5.88)%	21.35%	18.51%	(12.42)%	7.37%
Ratios to Average Net Assets:
Expenses	0.51%	0.54%	0.55%	0.54%	0.56%
Net investment income	3.08%	1.91%	2.92%	2.93%	2.27%
Supplemental Data:
Net assets, end of year (000)	$11,318	$11,103	$55,335	$44,911	$57,649
Portfolio turnover	8%	11%	6%	2%	2%

	Overseas Equity Index Class II
	For the Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, beginning of year	$11.75	$ 9.91	$ 8.60	$ 10.16	$ 9.69
Income from investment operations:
Net investment income	0.55	0.15^	0.29	0.31	0.23
Net realized and unrealized gain (loss)	(1.22)	1.99	1.32	(1.57)	0.50
Total from investment operations	(0.67)	2.14	1.61	(1.26)	0.73
Less distributions:
Net investment income	(0.39)	(0.30)	(0.30)	(0.30)	(0.26)
Realized gains	—	—	—	—	—
Total distributions	(0.39)	(0.30)	(0.30)	(0.30)	(0.26)
Net Asset Value, end of year	$10.69	$11.75	$ 9.91	$ 8.60	$ 10.16
Total return	(5.75)%	21.68%	18.74%	(12.28)%	7.54%
Ratios to Average Net Assets:
Expenses	0.31%	0.34%	0.35%	0.34%	0.36%
Net investment income	3.34%	1.49%	3.10%	3.11%	2.45%
Supplemental Data:
Net assets, end of year (000)	$3,264	$3,327	$173,354	$132,873	$149,208
Portfolio turnover	8%	11%	6%	2%	2%

^	Calculated based upon average shares outstanding.

Financial Highlights
(For a share outstanding throughout each period)
	Overseas Equity Index T Shares
	For the Year Ended December 31, 2014	For the Period from March 1, 2013* to December 31, 2013
Net Asset Value, beginning of year	$ 12.60	$ 10.91
Income from investment operations:
Net investment income	0.41	0.28^
Net realized and unrealized gain	(1.13)	1.71
Total from investment operations	(0.72)	1.99
Less distributions:
Net investment income	(0.39)	(0.30)
Realized gains	—	—
Total distributions	(0.39)	(0.30)
Net Asset Value, end of year	$ 11.49	$ 12.60
Total return	(5.72)%	18.34%††
Ratios to Average Net Assets:
Expenses before reimbursements/waivers	0.31%	0.35%†
Expenses net of reimbursements/waivers, if any	0.26%	0.30%†
Net investment income before reimbursements/waivers	3.30%	2.78%†
Net investment income net of reimbursements/waivers, if any	3.35%	2.83%†
Supplemental Data:
Net assets, end of year (000)	$284,466	$282,482
Portfolio turnover	8%	11%††

^	Calculated based upon average shares outstanding.
*	Commencement of operations
†	Annualized
††	Not annualized

Financial Highlights
(For a share outstanding throughout each period)
	Model Portfolio Conservative Growth Investor M Shares
	For the Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, beginning of year	$ 26.81	$ 24.89	$ 23.46	$ 23.62	$ 22.13
Income from investment operations:
Net investment income	0.48	0.22^	0.46	0.43	0.40
Net realized and unrealized gain (loss)	0.37	2.52	1.62	(0.16)	1.50
Total from investment operations	0.85	2.74	2.08	0.27	1.90
Less distributions:
Net investment income	(0.42)	(0.34)	(0.51)	(0.43)	(0.41)
Realized gains	(2.25)	(0.48)	(0.14)	—	—
Total distributions	(2.67)	(0.82)	(0.65)	(0.43)	(0.41)
Net Asset Value, end of year	$ 24.99	$ 26.81	$ 24.89	$ 23.46	$ 23.62
Total return	3.15%	11.03%	8.88%	1.15%	8.60%
Ratios to Average Net Assets:
Expenses	0.38%	0.24%	0.13%	0.12%	0.13%
Net investment income	1.50%	0.86%	1.66%	1.67%	1.80%
Supplemental Data:
Net assets, end of year (000)	$111,406	$102,862	$607,812	$556,164	$586,912
Portfolio turnover	32%	11%	7%	14%	23%

	Model Portfolio Conservative Growth TM Shares
	For the Year Ended December 31, 2014	For the Period from March 1, 2013* to December 31, 2013
Net Asset Value, beginning of year.	$ 26.81	$ 25.52
Income from investment operations:
Net investment income	0.57	0.35^
Net realized and unrealized gain	0.35	1.82
Total from investment operations	0.92	2.17
Less distributions:
Net investment income	(0.48)	(0.40)
Realized gains	(2.25)	(0.48)
Total distributions	(2.73)	(0.88)
Net Asset Value, end of year	$ 25.00	$ 26.81
Total return	3.43%	8.50%††
Ratios to Average Net Assets:
Expenses	0.13%	0.13%†
Net investment income	1.70%	1.59%†
Supplemental Data:
Net assets, end of year (000)	$560,313	$558,569
Portfolio turnover	32%	11%††

^	Calculated based upon average shares outstanding.
*	Commencement of operations
†	Annualized
††	Not annualized

Financial Highlights
(For a share outstanding throughout each period)
	Model Portfolio Traditional Growth Investor M Shares
	For the Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, beginning of year	$ 26.38	$ 23.25	$ 21.52	$ 22.17	$ 20.28
Income from investment operations:
Net investment income	0.55	0.16^	0.42	0.38	0.33
Net realized and unrealized gain (loss)	0.64	3.96	1.99	(0.50)	1.89
Total from investment operations	1.19	4.12	2.41	(0.12)	2.22
Less distributions:
Net investment income	(0.43)	(0.32)	(0.42)	(0.48)	(0.33)
Realized gains	(1.69)	(0.67)	(0.26)	(0.05)	—
Total distributions	(2.12)	(0.99)	(0.68)	(0.53)	(0.33)
Net Asset Value, end of year	$ 25.45	$ 26.38	$ 23.25	$ 21.52	$ 22.17
Total return	4.51%	17.74%	11.20%	(0.56)%	10.95%
Ratios to Average Net Assets:
Expenses	0.36%	0.18%	0.11%	0.11%	0.12%
Net investment income	1.61%	0.64%	1.66%	1.52%	1.57%
Supplemental Data:
Net assets, end of year (000)	$139,645	$124,346	$1,493,678	$1,366,108	$1,495,757
Portfolio turnover	18%	9%	7%	13%	15%

	Model Portfolio Traditional Growth TM Shares
	For the Year Ended December 31, 2014	For the Period from March 1, 2013* to December 31, 2013
Net Asset Value, beginning of year	$ 26.38	$ 24.12
Income from investment operations:
Net investment income	0.65	0.35^
Net realized and unrealized gain	0.62	2.96
Total from investment operations	1.27	3.31
Less distributions:
Net investment income	(0.50)	(0.38)
Realized gains	(1.69)	(0.67)
Total distributions	(2.19)	(1.05)
Net Asset Value, end of year	$ 25.46	$ 26.38
Total return	4.80%	13.71%††
Ratios to Average Net Assets:
Expenses	0.11%	0.12%†
Net investment income	1.79%	1.64%†
Supplemental Data:
Net assets, end of year (000)	$1,578,060	$1,565,740
Portfolio turnover	18%	9%† †

^	Calculated based upon average shares outstanding.
*	Commencement of operations
†	Annualized
††	Not annualized

Financial Highlights
(For a share outstanding throughout each period)
	Model Portfolio Long-Term Growth Investor M Shares
	For the Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, beginning of year	$ 26.06	$ 22.20	$ 20.32	$ 21.41	$ 19.30
Income from investment operations:
Net investment income	0.60	0.11^	0.38	0.35	0.27
Net realized and unrealized gain (loss)	0.80	4.90	2.24	(0.77)	2.15
Total from investment operations	1.40	5.01	2.62	(0.42)	2.42
Less distributions:
Net investment income	(0.43)	(0.32)	(0.38)	(0.40)	(0.31)
Realized gains	(1.75)	(0.83)	(0.36)	(0.27)	—
Total distributions	(2.18)	(1.15)	(0.74)	(0.67)	(0.31)
Net Asset Value, end of year	$ 25.28	$ 26.06	$ 22.20	$ 20.32	$ 21.41
Total return	5.39%	22.55%	12.93%	(1.98)%	12.54%
Ratios to Average Net Assets:
Expenses	0.36%	0.16%	0.11%	0.11%	0.12%
Net investment income	1.63%	0.48%	1.65%	1.42%	1.40%
Supplemental Data:
Net assets, end of year (000)	$121,562	$108,362	$1,896,812	$1,712,228	$1,848,430
Portfolio turnover	15%	10%	7%	11%	10%

	Model Portfolio Long-Term Growth TM Shares
	For the Year Ended December 31, 2014	For the Period from March 1, 2013* to December 31, 2013
Net Asset Value, beginning of year	$ 26.07	$ 23.25
Income from investment operations:
Net investment income	0.71	0.35^
Net realized and unrealized gain	0.76	3.67
Total from investment operations	1.47	4.02
Less distributions:
Net investment income	(0.50)	(0.37)
Realized gains	(1.75)	(0.83)
Total distributions	(2.25)	(1.20)
Net Asset Value, end of year	$ 25.29	$ 26.07
Total return	5.64%	17.28%††
Ratios to Average Net Assets:
Expenses	0.11%	0.11%†
Net investment income	1.81%	1.67%†
Supplemental Data:
Net assets, end of year (000)	$2,129,793	$2,103,778
Portfolio turnover	15%	10%††

^	Calculated based upon average shares outstanding.
*	Commencement of operations
†	Annualized
††	Not annualized

Financial Highlights
(For a share outstanding throughout each period)
	Model Portfolio Global Equity Growth Investor M Shares(1)
	For the Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, beginning of year	$ 26.85	$ 21.34	$ 18.69	$ 19.81	$ 17.38
Income from investment operations:
Net investment income	0.41	0.05^	0.32	0.28	0.16
Net realized and unrealized gain (loss)	1.20	6.43	2.67	(1.12)	2.43
Total from investment operations	1.61	6.48	2.99	(0.84)	2.59
Less distributions:
Net investment income	(0.40)	(0.33)	(0.22)	(0.28)	(0.16)
Realized gains	(2.08)	(0.64)	(0.12)	—	—
Total distributions	(2.48)	(0.97)	(0.34)	(0.28)	(0.16)
Net Asset Value, end of year	$ 25.98	$ 26.85	$ 21.34	$ 18.69	$ 19.81
Total return	5.98%	30.36%	16.00%	(4.23)%	14.93%
Ratios to Average Net Assets:
Expenses	0.37%	0.17%	0.12%	0.12%	0.13%
Net investment income	1.32%	0.20%	1.37%	1.24%	0.95%
Supplemental Data:
Net assets, end of year (000)	$53,715	$49,174	$709,330	$649,826	$715,090
Portfolio turnover	13%	8%	9%	9%	6%

	Model Portfolio Global Equity Growth TM Shares(1)
	For the Year Ended December 31, 2014	For the Period from March 1, 2013* to December 31, 2013
Net Asset Value, beginning of year	$ 26.86	$ 22.67
Income from investment operations:
Net investment income	0.73	0.30^
Net realized and unrealized gain	0.94	4.91
Total from investment operations	1.67	5.21
Less distributions:
Net investment income	(0.46)	(0.38)
Realized gains	(2.08)	(0.64)
Total distributions	(2.54)	(1.02)
Net Asset Value, end of year	$ 25.99	$ 26.86
Total return	6.23%	22.98%††
Ratios to Average Net Assets:
Expenses	0.12%	0.12%†
Net investment income	1.53%	1.45%†
Supplemental Data:
Net assets, end of year (000)	$902,913	$876,894
Portfolio turnover	13%	8%† †

(1)	Formerly the Model Portfolio All-Equity Growth Fund.
^	Calculated based upon average shares outstanding.
*	Commencement of operations
†	Annualized
††	Not annualized

Financial Highlights
(For a share outstanding throughout each period)
	Milestone Retirement Income Investor M Shares
	For the Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, beginning of year	$ 10.90	$ 10.58	$ 10.18	$ 10.33	$ 9.81
Income from investment operations:
Net investment income	0.19	0.11^	0.20	0.20	0.12
Net realized and unrealized gain	0.19	0.54	0.53	0.05	0.56
Total from investment operations	0.38	0.65	0.73	0.25	0.68
Less distributions:
Net investment income	(0.17)	(0.13)	(0.20)	(0.20)	(0.15)
Realized gains	(0.49)	(0.20)	(0.13)	(0.20)	(0.01)
Total distributions	(0.66)	(0.33)	(0.33)	(0.40)	(0.16)
Net Asset Value, end of year	$ 10.62	$ 10.90	$ 10.58	$ 10.18	$ 10.33
Total return	3.50%	6.14%	7.18%	2.37%	6.93%
Ratios to Average Net Assets:
Expenses	0.39%	0.30%	0.14%	0.15%	0.18%
Net investment income	1.48%	1.04%	1.66%	1.79%	2.49%
Supplemental Data:
Net assets, end of year (000)	$87,999	$86,048	$238,158	$220,063	$215,961
Portfolio turnover	37%	10%	8%	19%	25%

	Milestone Retirement Income TM Shares
	For the Year Ended December 31, 2014	For the Period from March 1, 2013* to December 31, 2013
Net Asset Value, beginning of year	$ 10.91	$ 10.75
Income from investment operations:
Net investment income	0.22	0.14^
Net realized and unrealized gain	0.18	0.37
Total from investment operations	0.40	0.51
Less distributions:
Net investment income	(0.20)	(0.15)
Realized gains	(0.49)	(0.20)
Total distributions	(0.69)	(0.35)
Net Asset Value, end of year	$ 10.62	$ 10.91
Total return	3.66%	4.76%††
Ratios to Average Net Assets:
Expenses	0.14%	0.14%†
Net investment income	1.73%	1.56%†
Supplemental Data:
Net assets, end of year (000)	$244,595	$237,584
Portfolio turnover	37%	10%††

^	Calculated based upon average shares outstanding.
*	Commencement of operations
†	Annualized
††	Not annualized

Financial Highlights
(For a share outstanding throughout each period)
	Milestone 2010 Investor M Shares
	For the Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, beginning of year	$ 11.33	$ 10.65	$ 10.10	$ 10.24	$ 9.56
Income from investment operations:
Net investment income	0.21	0.10^	0.20	0.19	0.10
Net realized and unrealized gain (loss)	0.24	1.08	0.76	(0.04)	0.71
Total from investment operations	0.45	1.18	0.96	0.15	0.81
Less distributions:
Net investment income	(0.18)	(0.13)	(0.20)	(0.21)	(0.13)
Realized gains	(0.87)	(0.37)	(0.21)	(0.08)	—
Total distributions	(1.05)	(0.50)	(0.41)	(0.29)	(0.13)
Net Asset Value, end of year	$ 10.73	$ 11.33	$ 10.65	$ 10.10	$ 10.24
Total return	3.94%	11.12%	9.53%	1.41%	8.51%
Ratios to Average Net Assets:
Expenses	0.39%	0.29%	0.14%	0.15%	0.18%
Net investment income	1.48%	0.88%	1.58%	1.75%	2.11%
Supplemental Data:
Net assets, end of year (000)	$72,333	$71,804	$234,023	$222,275	$217,770
Portfolio turnover	39%	15%	11%	22%	33%

	Milestone 2010 TM Shares
	For the Year Ended December 31, 2014	For the Period from March 1, 2013* to December 31, 2013
Net Asset Value, beginning of year	$ 11.34	$ 10.92
Income from investment operations:
Net investment income	0.24	0.15^
Net realized and unrealized gain	0.23	0.79
Total from investment operations	0.47	0.94
Less distributions:
Net investment income	(0.21)	(0.15)
Realized gains	(0.87)	(0.37)
Total distributions	(1.08)	(0.52)
Net Asset Value, end of year	$ 10.73	$ 11.34
Total return	4.11%	8.68%††
Ratios to Average Net Assets:
Expenses	0.14%	0.14%†
Net investment income	1.73%	1.54%†
Supplemental Data:
Net assets, end of year (000)	$219,041	$218,248
Portfolio turnover	39%	15%††

^	Calculated based upon average shares outstanding.
*	Commencement of operations
†	Annualized
††	Not annualized

Financial Highlights
(For a share outstanding throughout each period)
	Milestone 2015 Investor M Shares
	For the Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, beginning of year	$ 11.92	$ 10.87	$ 10.16	$ 10.35	$ 9.53
Income from investment operations:
Net investment income	0.22	0.10^	0.20	0.18	0.12
Net realized and unrealized gain (loss)	0.29	1.39	0.84	(0.10)	0.85
Total from investment operations	0.51	1.49	1.04	0.08	0.97
Less distributions:
Net investment income	(0.19)	(0.14)	(0.20)	(0.21)	(0.14)
Realized gains	(1.10)	(0.30)	(0.13)	(0.06)	(0.01)
Total distributions	(1.29)	(0.44)	(0.33)	(0.27)	(0.15)
Net Asset Value, end of year	$ 11.14	$ 11.92	$ 10.87	$ 10.16	$ 10.35
Total return	4.23%	13.75%	10.25%	0.70%	10.20%
Ratios to Average Net Assets:
Expenses	0.38%	0.26%	0.13%	0.14%	0.15%
Net investment income	1.54%	0.86%	1.68%	1.72%	1.96%
Supplemental Data:
Net assets, end of year (000)	$113,514	$106,285	$434,638	$381,855	$363,144
Portfolio turnover	35%	11%	8%	20%	15%

	Milestone 2015 TM Shares
	For the Year Ended December 31, 2014	For the Period from March 1, 2013* to December 31, 2013
Net Asset Value, beginning of year	$ 11.92	$ 11.21
Income from investment operations:
Net investment income	0.26	0.16^
Net realized and unrealized gain	0.28	1.02
Total from investment operations	0.54	1.18
Less distributions:
Net investment income	(0.22)	(0.17)
Realized gains	(1.10)	(0.30)
Total distributions	(1.32)	(0.47)
Net Asset Value, end of year	$ 11.14	$ 11.92
Total return	4.48%	10.51%††
Ratios to Average Net Assets:
Expenses	0.13%	0.13%†
Net investment income	1.78%	1.65%†
Supplemental Data:
Net assets, end of year (000)	$466,543	$449,872
Portfolio turnover	35%	11%††

^	Calculated based upon average shares outstanding.
*	Commencement of operations
†	Annualized
††	Not annualized

Financial Highlights
(For a share outstanding throughout each period)
	Milestone 2020 Investor M Shares
	For the Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, beginning of year	$ 12.33	$ 10.94	$ 10.10	$ 10.34	$ 9.43
Income from investment operations:
Net investment income	0.24	0.11^	0.21	0.18	0.14
Net realized and unrealized gain (loss)	0.32	1.73	0.92	(0.20)	0.92
Total from investment operations	0.56	1.84	1.13	(0.02)	1.06
Less distributions:
Net investment income	(0.20)	(0.16)	(0.20)	(0.18)	(0.14)
Realized gains	(0.96)	(0.29)	(0.09)	(0.04)	(0.01)
Total distributions	(1.16)	(0.45)	(0.29)	(0.22)	(0.15)
Net Asset Value, end of year	$ 11.73	$ 12.33	$ 10.94	$ 10.10	$ 10.34
Total return	4.49%	16.83%	11.25%	(0.26)%	11.27%
Ratios to Average Net Assets:
Expenses	0.38%	0.25%	0.13%	0.13%	0.15%
Net investment income	1.67%	0.92%	1.81%	1.73%	1.93%
Supplemental Data:
Net assets, end of year (000)	$119,097	$101,059	$470,664	$386,327	$344,033
Portfolio turnover	21%	9%	7%	16%	10%

	Milestone 2020 TM Shares
	For the Year Ended December 31, 2014	For the Period from March 1, 2013* to December 31, 2013
Net Asset Value, beginning of year	$ 12.33	$ 11.33
Income from investment operations:
Net investment income	0.28	0.18^
Net realized and unrealized gain	0.30	1.29
Total from investment operations	0.58	1.47
Less distributions:
Net investment income	(0.23)	(0.18)
Realized gains	(0.95)	(0.29)
Total distributions	(1.18)	(0.47)
Net Asset Value, end of year	$ 11.73	$ 12.33
Total return	4.73%	13.02%††
Ratios to Average Net Assets:
Expenses	0.13%	0.13%†
Net investment income	1.91%	1.83%†
Supplemental Data:
Net assets, end of year (000)	$632,326	$548,048
Portfolio turnover	21%	9%† †

^	Calculated based upon average shares outstanding.
*	Commencement of operations
†	Annualized
††	Not annualized

Financial Highlights
(For a share outstanding throughout each period)
	Milestone 2025 Investor M Shares
	For the Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, beginning of year	$ 12.61	$ 10.90	$ 9.97	$ 10.27	$ 9.28
Income from investment operations:
Net investment income	0.26	0.11^	0.20	0.17	0.13
Net realized and unrealized gain (loss)	0.34	2.03	1.02	(0.26)	1.00
Total from investment operations	0.60	2.14	1.22	(0.09)	1.13
Less distributions:
Net investment income	(0.21)	(0.16)	(0.20)	(0.17)	(0.12)
Realized gains	(1.03)	(0.27)	(0.09)	(0.04)	(0.02)
Total distributions	(1.24)	(0.43)	(0.29)	(0.21)	(0.14)
Net Asset Value, end of year	$ 11.97	$ 12.61	$ 10.90	$ 9.97	$ 10.27
Total return	4.76%	19.67%	12.24%	(0.85)%	12.25%
Ratios to Average Net Assets:
Expenses	0.38%	0.26%	0.14%	0.14%	0.16%
Net investment income	1.75%	0.97%	1.85%	1.71%	1.77%
Supplemental Data:
Net assets, end of year (000)	$105,615	$86,764	$383,446	$301,275	$267,155
Portfolio turnover	18%	8%	5%	15%	7%

	Milestone 2025 TM Shares
	For the Year Ended December 31, 2014	For the Period from March 1, 2013* to December 31, 2013
Net Asset Value, beginning of year	$ 12.62	$ 11.35
Income from investment operations:
Net investment income	0.30	0.19^
Net realized and unrealized gain	0.33	1.54
Total from investment operations	0.63	1.73
Less distributions:
Net investment income	(0.24)	(0.19)
Realized gains	(1.03)	(0.27)
Total distributions	(1.27)	(0.46)
Net Asset Value, end of year	$ 11.98	$ 12.62
Total return	4.99%	15.23%††
Ratios to Average Net Assets:
Expenses	0.13%	0.13%†
Net investment income	1.98%	1.91%†
Supplemental Data:
Net assets, end of year (000)	$537,449	$454,269
Portfolio turnover	18%	8%† †

^	Calculated based upon average shares outstanding.
*	Commencement of operations
†	Annualized
††	Not annualized

Financial Highlights
(For a share outstanding throughout each period)
	Milestone 2030 Investor M Shares
	For the Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, beginning of year	$ 13.02	$ 11.03	$ 10.00	$ 10.34	$ 9.26
Income from investment operations:
Net investment income	0.28	0.11^	0.20	0.17	0.12
Net realized and unrealized gain (loss)	0.38	2.35	1.13	(0.32)	1.09
Total from investment operations	0.66	2.46	1.33	(0.15)	1.21
Less distributions:
Net investment income	(0.22)	(0.16)	(0.20)	(0.17)	(0.12)
Realized gains	(1.18)	(0.31)	(0.10)	(0.02)	(0.01)
Total distributions	(1.40)	(0.47)	(0.30)	(0.19)	(0.13)
Net Asset Value, end of year	$ 12.28	$ 13.02	$ 11.03	$ 10.00	$ 10.34
Total return	5.04%	22.33%	13.28%	(1.46)%	13.11%
Ratios to Average Net Assets:
Expenses	0.38%	0.27%	0.14%	0.15%	0.16%
Net investment income	1.78%	0.95%	1.81%	1.65%	1.53%
Supplemental Data:
Net assets, end of year (000)	$96,057	$78,295	$305,077	$236,452	$211,155
Portfolio turnover	19%	8%	5%	14%	7%

	Milestone 2030 TM Shares
	For the Year Ended December 31, 2014	For the Period from March 1, 2013* to December 31, 2013
Net Asset Value, beginning of year	$ 13.03	$ 11.54
Income from investment operations:
Net investment income	0.31	0.20^
Net realized and unrealized gain	0.38	1.79
Total from investment operations	0.69	1.99
Less distributions:
Net investment income	(0.25)	(0.19)
Realized gains	(1.18)	(0.31)
Total distributions	(1.43)	(0.50)
Net Asset Value, end of year	$ 12.29	$ 13.03
Total return	5.27%	17.22%††
Ratios to Average Net Assets:
Expenses	0.13%	0.14%†
Net investment income	2.03%	1.88%†
Supplemental Data:
Net assets, end of year (000)	$439,894	$361,005
Portfolio turnover	19%	8%† †

^	Calculated based upon average shares outstanding.
*	Commencement of operations
†	Annualized
††	Not annualized

Financial Highlights
(For a share outstanding throughout each period)
	Milestone 2035 Investor M Shares
	For the Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, beginning of year	$ 13.22	$ 10.99	$ 9.86	$ 10.28	$ 9.10
Income from investment operations:
Net investment income	0.29	0.11^	0.20	0.16	0.10
Net realized and unrealized gain (loss)	0.40	2.64	1.23	(0.39)	1.20
Total from investment operations	0.69	2.75	1.43	(0.23)	1.30
Less distributions:
Net investment income	(0.22)	(0.16)	(0.20)	(0.16)	(0.10)
Realized gains	(1.23)	(0.36)	(0.10)	(0.03)	(0.02)
Total distributions	(1.45)	(0.52)	(0.30)	(0.19)	(0.12)
Net Asset Value, end of year	$ 12.46	$ 13.22	$ 10.99	$ 9.86	$ 10.28
Total return	5.24%	25.02%	14.47%	(2.24)%	14.33%
Ratios to Average Net Assets:
Expenses	0.39%	0.29%	0.15%	0.17%	0.19%
Net investment income	1.76%	0.90%	1.78%	1.62%	1.35%
Supplemental Data:
Net assets, end of year (000)	$71,010	$58,607	$202,649	$150,472	$133,121
Portfolio turnover	20%	8%	5%	13%	7%

	Milestone 2035 TM Shares
	For the Year Ended December 31, 2014	For the Period from March 1, 2013* to December 31, 2013
Net Asset Value, beginning of year	$ 13.22	$ 11.55
Income from investment operations:
Net investment income	0.32	0.20^
Net realized and unrealized gain	0.41	2.01
Total from investment operations	0.73	2.21
Less distributions:
Net investment income	(0.26)	(0.18)
Realized gains	(1.23)	(0.36)
Total distributions	(1.49)	(0.54)
Net Asset Value, end of year	$ 12.46	$ 13.22
Total return	5.48%	19.17%††
Ratios to Average Net Assets:
Expenses	0.14%	0.14%†
Net investment income	2.03%	1.85%†
Supplemental Data:
Net assets, end of year (000)	$300,615	$244,635
Portfolio turnover	20%	8%† †

^	Calculated based upon average shares outstanding.
*	Commencement of operations
†	Annualized
††	Not annualized

Financial Highlights
(For a share outstanding throughout each period)
	Milestone 2040 Investor M Shares
	For the Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, beginning of year	$ 13.50	$ 11.16	$ 9.86	$ 10.30	$ 9.07
Income from investment operations:
Net investment income	0.30	0.10^	0.20	0.17	0.10
Net realized and unrealized gain (loss)	0.42	2.93	1.31	(0.44)	1.25
Total from investment operations	0.72	3.03	1.51	(0.27)	1.35
Less distributions:
Net investment income	(0.23)	(0.16)	(0.19)	(0.17)	(0.10)
Realized gains	(1.37)	(0.53)	(0.02)	—	(0.02)
Total distributions	(1.60)	(0.69)	(0.21)	(0.17)	(0.12)
Net Asset Value, end of year	$ 12.62	$ 13.50	$ 11.16	$ 9.86	$ 10.30
Total return	5.34%	27.12%	15.33%	(2.61)%	14.91%
Ratios to Average Net Assets:
Expenses	0.39%	0.28%	0.16%	0.17%	0.18%
Net investment income	1.76%	0.82%	1.77%	1.67%	1.20%
Supplemental Data:
Net assets, end of year (000)	$66,928	$53,970	$197,376	$146,032	$132,306
Portfolio turnover	22%	8%	4%	14%	21%

	Milestone 2040 TM Shares
	For the Year Ended December 31, 2014	For the Period from March 1, 2013* to December 31, 2013
Net Asset Value, beginning of year	$ 13.50	$ 11.77
Income from investment operations:
Net investment income	0.33	0.20^
Net realized and unrealized gain	0.44	2.24
Total from investment operations	0.77	2.44
Less distributions:
Net investment income	(0.26)	(0.18)
Realized gains	(1.38)	(0.53)
Total distributions	(1.64)	(0.71)
Net Asset Value, end of year	$ 12.63	$ 13.50
Total return	5.65%	20.74%††
Ratios to Average Net Assets:
Expenses	0.14%	0.14%†
Net investment income	2.00%	1.80%†
Supplemental Data:
Net assets, end of year (000)	$290,826	$240,813
Portfolio turnover	22%	8%† †

^	Calculated based upon average shares outstanding.
*	Commencement of operations
†	Annualized
††	Not annualized

Financial Highlights
(For a share outstanding throughout each period)
	Milestone 2045 Investor M Shares
	For the Year Ended December 31,				For the Period from January 4, 2010* to December 31, 2010
	2014	2013	2012	2011
Net Asset Value, beginning of year	$ 14.52	$ 11.99	$ 10.71	$ 11.33	$ 10.00
Income from investment operations:
Net investment income	0.32	0.13^	0.22	0.17	0.10
Net realized and unrealized gain (loss)	0.47	3.19	1.43	(0.49)	1.36
Total from investment operations	0.79	3.32	1.65	(0.32)	1.46
Less distributions:
Net investment income	(0.24)	(0.16)	(0.22)	(0.17)	(0.10)
Realized gains	(1.01)	(0.63)	(0.15)	(0.13)	(0.03)
Total distributions	(1.25)	(0.79)	(0.37)	(0.30)	(0.13)
Net Asset Value, end of year	$ 14.06	$ 14.52	$ 11.99	$ 10.71	$ 11.33
Total return	5.42%	27.69%	15.49%	(2.81)%	14.62%††
Ratios to Average Net Assets:
Expenses before reimbursements/waivers	0.43%	0.39%	0.25%	0.36%	0.87%†
Expenses net of reimbursements/waivers, if any	0.43%	0.39%	0.25%	0.35%	0.34%†
Net investment income before reimbursements/waivers	1.82%	0.95%	1.91%	1.68%	1.67%†
Net investment income net of reimbursements/waivers, if any	1.82%	0.95%	1.91%	1.69%	2.19%†
Supplemental Data:
Net assets, end of year (000)	$33,389	$24,388	$53,824	$33,434	$22,363
Portfolio turnover	24%	9%	18%	14%	8%† †

	Milestone 2045 TM Shares
	For the Year Ended December 31, 2014	For the Period from March 1, 2013* to December 31, 2013
Net Asset Value, beginning of year	$ 14.53	$ 12.66
Income from investment operations:
Net investment income	0.35	0.22^
Net realized and unrealized gain	0.47	2.46
Total from investment operations	0.82	2.68
Less distributions:
Net investment income	(0.27)	(0.18)
Realized gains	(1.01)	(0.63)
Total distributions	(1.28)	(0.81)
Net Asset Value, end of year	$ 14.07	$ 14.53
Total return	5.65%	21.21%††
Ratios to Average Net Assets:
Expenses	0.18%	0.21%†
Net investment income	2.11%	1.87%†
Supplemental Data:
Net assets, end of year (000)	$105,502	$73,807
Portfolio turnover	24%	9%† †

^	Calculated based upon average shares outstanding.
*	Commencement of operations
†	Annualized
††	Not annualized

Financial Highlights
(For a share outstanding throughout each period)
	Milestone 2050 Investor M Shares
	For the Year Ended December 31,		For the Period from September 10, 2012* to December 31, 2012
	2014	2013
Net Asset Value, beginning of year	$ 12.74	$10.25	$10.00
Income from investment operations:
Net investment income	0.27	0.13	0.02
Net realized and unrealized gain	0.40	2.66	0.25
Total from investment operations	0.67	2.79	0.27
Less distributions:
Net investment income	(0.20)	(0.12)	(0.02)
Realized gains	(0.68)	(0.18)	—
Total distributions	(0.88)	(0.30)	(0.02)
Net Asset Value, end of year	$ 12.53	$12.74	$10.25
Total return	5.26%	27.24%	2.66%††
Ratios to Average Net Assets:
Expenses before reimbursements/waivers	0.60%	1.05%	9.98%†
Expenses net of reimbursements/waivers, if any	0.54%	0.56%	0.36%†
Net investment income (loss) before reimbursements/waivers	1.79%	0.65%	(6.43)%†
Net investment income net of reimbursements/waivers, if any	1.86%	1.14%	3.19%†
Supplemental Data:
Net assets, end of year (000)	$11,111	$6,848	$6,769
Portfolio turnover	29%	24%	1%† †

	Milestone 2050 TM Shares
	For the Year Ended December 31, 2014	For the Period from March 1, 2013* to December 31, 2013
Net Asset Value, beginning of year	$ 12.74	$ 10.83
Income from investment operations:
Net investment income	0.30	0.24
Net realized and unrealized gain	0.41	1.99
Total from investment operations	0.71	2.23
Less distributions:
Net investment income	(0.23)	(0.14)
Realized gains	(0.68)	(0.18)
Total distributions	(0.91)	(0.32)
Net Asset Value, end of year	$ 12.54	$ 12.74
Total return	5.55%	20.61%††
Ratios to Average Net Assets:
Expenses before reimbursements/waivers	0.35%	0.78%†
Expenses net of reimbursements/waivers, if any	0.29%	0.37%†
Net investment income before reimbursements/waivers	2.31%	1.95%†
Net investment income net of reimbursements/waivers, if any	2.37%	2.36%†
Supplemental Data:
Net assets, end of year (000)	$32,792	$15,442
Portfolio turnover	29%	24%††

^	Calculated based upon average shares outstanding.
*	Commencement of operations
†	Annualized
††	Not annualized

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The SAI includes additional information about The Vantagepoint Funds. The SAI has been filed with the Securities and Exchange Commission (“SEC”) and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is part of this prospectus.
Additional information about the Funds’ investments is available in the annual and semi-annual reports to shareholders. In the Funds’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during its last fiscal year.
You can obtain a free copy of the SAI and the most recent annual or semi-annual report by calling 800-669-7400. You may also call 800-669-7400 to request other information or to make shareholder inquiries. The SAI, annual and semi-annual reports are also available, free of charge, online at www.icmarc.org/vpprospectus.
Information about the Funds (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., or from the EDGAR Database on the SEC’s website (www.sec.gov). Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Copies of this information may be obtained upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-1520. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.
Investment Company Act file number: 811-08941
BRC000-072-201505-181
This Prospectus is printed entirely on recycled paper.

THE VANTAGEPOINT FUNDS

STATEMENT OF ADDITIONAL INFORMATION ● MAY 1, 2015 AS REVISED AUGUST 25, 2015

Actively Managed Funds	Ticker
Low Duration Bond Fund
Investor Shares	VPIPX
T Shares	VQIPX
Inflation Focused Fund
Investor Shares	VPTSX
T Shares	VQTSX
High Yield Fund
T Shares	VQHYX
Equity Income Fund
Investor Shares	VPEIX
T Shares	VQEIX
Growth & Income Fund
Investor Shares	VPGIX
T Shares	VQGIX
Growth Fund
Investor Shares	VPGRX
T Shares	VQGRX
Select Value Fund
Investor Shares	VPSVX
T Shares	VQSVX
Aggressive Opportunities Fund
Investor Shares	VPAOX
T Shares	VQAOX
Discovery Fund
Investor Shares	VPDSX
T Shares	VQDSX
International Fund
Investor Shares	VPINX
T Shares	VQINX
Diversifying Strategies Fund
T Shares	VPDAX

Index Funds	Ticker
Core Bond Index Fund
Class I Shares	VPCIX
Class II Shares	VPCDX
T Shares	VQCIX
500 Stock Index Fund
Class I Shares	VPFIX
Class II Shares	VPSKX
T Shares	VQFIX
Broad Market Index Fund
Class I Shares	VPMIX
Class II Shares	VPBMX
T Shares	VQMIX
Mid/Small Company Index Fund
Class I Shares	VPSIX
Class II Shares	VPMSX
T Shares	VQSIX

Index Funds (Continued)	Ticker
Overseas Equity Index Fund
Class I Shares	VPOIX
Class II Shares	VPOEX
T Shares	VQOIX

Model Portfolio Funds	Ticker
Model Portfolio Conservative Growth Fund
Investor M Shares	VPCGX
TM Shares	VQCGX
Model Portfolio Traditional Growth Fund
Investor M Shares	VPTGX
TM Shares	VQTGX
Model Portfolio Long-Term Growth Fund
Investor M Shares	VPLGX
TM Shares	VQLGX
Model Portfolio Global Equity Growth Fund
(formerly Model Portfolio All-Equity Growth Fund)
Investor M Shares	VPAGX
TM Shares	VQAGX

Milestone Funds	Ticker
Milestone Retirement Income Fund
Investor M Shares	VPRRX
TM Shares	VQRRX
Milestone 2010 Fund
Investor M Shares	VPRQX
TM Shares	VQRQX
Milestone 2015 Fund
Investor M Shares	VPRPX
TM Shares	VQRPX
Milestone 2020 Fund
Investor M Shares	VPROX
TM Shares	VQROX
Milestone 2025 Fund
Investor M Shares	VPRNX
TM Shares	VQRNX
Milestone 2030 Fund
Investor M Shares	VPRMX
TM Shares	VQRMX
Milestone 2035 Fund
Investor M Shares	VPRLX
TM Shares	VQRLX
Milestone 2040 Fund
Investor M Shares	VPRKX
TM Shares	VQRKX
Milestone 2045 Fund
Investor M Shares	VPRJX
TM Shares	VQRJX
Milestone 2050 Fund
Investor M Shares	VPRHX
TM Shares	VQRHX

The Vantagepoint Funds (the “Trust”) is an open-end management investment company registered as such under the Investment Company Act of 1940 (“1940 Act”). The Trust operates as a “series” investment company, offering the above-referenced 30 distinct no-load, diversified investment portfolios (each portfolio, a “Fund” and collectively, the “Funds”), each having its own investment objective(s). Each Fund, except the High Yield Fund and Diversifying Strategies Fund, has more than one share class, as outlined above. This Statement of Additional Information (“SAI”) contains additional information about the Funds.

This SAI is not a prospectus. This SAI is incorporated by reference into, and should be read in conjunction with, the Trust’s current Prospectus, dated May 1, 2015 as revised August 25, 2015 (the “Prospectus”), as supplemented from time to time. The Trust’s annual report dated as of December 31, 2014 is a separate document that includes the Funds’ most recent audited financial statements. A copy of the Prospectus, SAI, annual report or semi-annual report may be obtained without charge by writing to the Trust at 777 N. Capitol Street, N.E., Washington, DC 20002, by calling 1-800-669-7400 or by e-mailing a request to InvestorServices@icmarc.org. These documents are also available, free of charge, online at www.icmarc.org/vpprospectus.

GENERAL INFORMATION

The Trust was organized as a Delaware statutory trust on July 28, 1998. It is managed by Vantagepoint Investment Advisers, LLC (“VIA” or the “Adviser”). With respect to certain Funds and subject to the approval of the Trust’s Board of Directors (the “Board”), VIA in turn hires and manages subadvisers that are responsible for the day-to-day investment management of and security selections for such Funds.

The following discussion of investment objectives and policies for the Funds supplements, and should be read in conjunction with, the discussion of those investment objectives, principal investment strategies and investment policies set forth in the Prospectus.

GENERAL INVESTMENT INFORMATION

Investment Objectives. With the exception of the Index Funds, the investment objective of each Fund is fundamental and any material change in a Fund’s fundamental investment objective requires the approval of the vote of a majority of such Fund’s outstanding voting securities (as defined in the 1940 Act). Please see “Fund Policies and Investment Limitations” for more information about Fund policies and investment limitations.

Investment Subadvisers. With the exception of the Model Portfolio Funds and the Milestone Funds (the assets of which are managed directly by VIA), the assets of each Fund are managed by one or more subadvisers. Subadvisers are retained to manage all or a particular portion of a Fund’s assets under the terms of written investment subadvisory contracts with VIA and the Trust on the behalf of the applicable Fund. Under these contracts, each subadviser agrees to exercise investment management discretion over the assets of the Fund allocated to it in a manner consistent with the Fund’s investment policies and strategies set forth in the Prospectus and this SAI. Each subadviser has its own individual investment management experience and style, and each operates independently of the others. Each subadviser is registered with the Securities and Exchange Commission (“SEC”) under the Investment Advisers Act of 1940. Further information about each Fund subadviser may be found in the Prospectus and this SAI.

CFTC Matters. With respect to the Funds, VIA currently claims an exclusion from the definition of “commodity pool operator” (“CPO”) under the Commodity Exchange Act (“CEA”) and the rules of the Commodity Futures Trading Commission (“CFTC”) and, therefore, neither VIA nor the Funds are subject to CFTC registration or regulation as a CPO.

The terms of the CPO exclusion require the Funds, among other things, to adhere to certain limits on their investments in certain derivatives, such as futures, commodity options and swaps. In the event that a Fund’s use of these derivatives would prevent VIA from claiming the exclusion (or any other exclusion or exemption available under CFTC regulations), VIA would then be subject to regulation as a CPO with respect to such Fund, and such Fund would become subject to regulation by the CFTC. In that case, a Fund may incur additional expenses in complying with the CFTC’s recordkeeping, reporting and disclosure requirements. The Funds are not intended as vehicles for trading in futures, commodity options or swaps markets.

Funds of Funds. The Model Portfolio Funds and Milestone Funds pursue their objectives by investing their assets in shares of other mutual funds, such as other Funds of the Trust, and one or more third party exchange-traded funds (“ETFs”). The Model Portfolio Funds and Milestone Funds currently allocate a substantial portion of their assets among other Funds of the Trust. Each current underlying Fund’s investment objective and principal investment strategy is described in the Funds’ current Prospectus.

The Model Portfolio Funds and Milestone Funds currently may invest a portion of their assets in the following ETF: the ETF share class of the Vanguard Emerging Markets Stock Index Fund (the “Vanguard FTSE Emerging Markets ETF”). As stated in its prospectus, the Vanguard FTSE Emerging Markets ETF employs an indexing investment approach by investing substantially all (approximately 95%) of its assets in the common stocks included in the FTSE

Emerging Index, while employing a form of sampling to reduce risk. The FTSE Emerging Index includes approximately 907 common stocks of companies located in emerging markets around the world.

COMPARATIVE BENCHMARK INDEXES

The Funds may, from time to time, use one or more of the unmanaged indexes listed below for purposes of comparing Fund performance. The Index Funds’ benchmark indexes are also described below. This list of indexes is not intended to be all inclusive, and other indexes, benchmarks or peer groups may be used for comparative purposes. All of the indexes are unmanaged and do not reflect the costs of portfolio management, trading, fees, expenses or taxes.

Barclays U.S. Aggregate Bond Index – measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Barclays U.S. Corporate High-Yield 2% Issuer Capped Bond Index – an issuer-constrained version of the Barclays U.S. Corporate High-Yield Index that measures the market of USD-denominated, non-investment grade, fixed-rate, taxable corporate bonds. The Barclays U.S. Corporate High-Yield 2% Issuer Capped Bond Index limits the exposure of each issuer to 2% of the total market value and redistributes any excess market value index-wide on a pro-rata basis.

Barclays U.S. Intermediate Aggregate Bond Index – consists of investment-grade U.S. fixed income securities with maturities of 1 to 10 years.

Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L) – consists of all U.S. Treasury inflation protected securities rated investment grade or better, having at least one year to final maturity, and at least $250 million par amount outstanding. The Series-L reference identifies this index as the former Lehman Brothers U.S. Treasury Inflation Protected Securities (TIPS) Index.

BofA Merrill Lynch 1-3 Year US Corporate & Government Index – tracks the performance of U.S. dollar-denominated investment grade Government and corporate public debt securities issued in the U.S. domestic bond market with maturities ranging between 1 and 3 years.

Dow Jones U.S. Select REIT IndexTM – measures the performance of publicly traded REITs and REIT-like securities. The index is a subset of the Dow Jones U.S. Select Real Estate Securities Index, which represents equity REITs and real estate operating companies traded in the U.S.

MSCI ACWI Index (Net) – is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of large and mid cap segments of developed and emerging markets. The net version of this index reinvests dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

MSCI ACWI ex USA Index (Net) – is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of large and mid cap segments of developed and emerging markets, excluding the U.S. The net version of this index reinvests dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

MSCI Europe Australasia Far East (EAFE) Index (Net) – is a free float-adjusted market capitalization index of equity securities that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The net version of this index reinvests dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

Russell 1000® Index – measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000® Index represents a large portion of the investible U.S. equity market.

Russell 1000® Growth Index – measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index – measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values.

Russell Midcap® Index – measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap® Index represents approximately one-third of the total market capitalization of the Russell 1000® companies.

Russell Midcap® Growth Index – measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index – measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index – measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index, and includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

Russell 2500™ Index – measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500™ Index is a subset of the Russell 3000® Index, and includes approximately 2,500 of the smallest securities in the Russell 3000® Index, based on a combination of their market capitalization and current index membership.

Russell 3000® Index – includes, and measures the performance of, the largest 3,000 U.S. publicly traded companies based on market capitalization, representing a substantial portion of the investable U.S. equity market.

S&P 500® Index (“S&P 500”) – consists of 500 companies representing larger capitalization stocks traded in the U.S.

Standard & Poor’s and Dow Jones Marks and Indexes. The S&P 500 and the Dow Jones U.S. Select REIT Index (the “Indices”) are products of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use by The Vantagepoint Funds and Vantagepoint Investment Advisers, LLC respectively (the “Licensees”). S&P® and S&P 500® are registered trademarks of Standard & Poor’s Financial Services LLC (“SPFS”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and Dow Jones U.S. Select REIT Index™ is a trademark of S&P DJI and/or its affiliates. These trademarks have been licensed for use by S&P DJI and sublicensed for certain purposes by the Licensees.

The Vantagepoint 500 Stock Index Fund and the Vantagepoint Diversifying Strategies Fund (the “Products”) are not sponsored, endorsed, sold or promoted by S&P DJI, SPFS, Dow Jones, or any of their respective affiliates or third party licensors (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices does not make any representation or warranty, express or implied, to the owners of the Products or any member of the public regarding the advisability of investing in securities generally or in the Products particularly or the ability of the Indices to track general market performance. S&P Dow Jones Indices’ only relationship to the Licensees with respect to the Indices is the licensing of the Indices and the above-referenced trademarks of S&P Dow Jones Indices. The Indices are determined, composed and calculated by S&P Dow Jones Indices without regard to the Licensees or the Products. S&P Dow Jones Indices has no obligation to take the needs of the Licensees or the owners of the Products into consideration in determining, composing or calculating the Indices. S&P Dow Jones Indices is not responsible for and has not participated in the determination of the prices, and amount of the Products or the timing of the issuance or sale of the Products or in the determination or calculation of the equation by which the Products are converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of the Products. There is no assurance that investment products based on the Indices will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.

S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE INDICES OR ANY DATA RELATED THERETO OR ANY COMMUNICATION WITH RESPECT THERETO, INCLUDING, ORAL, WRITING, OR ELECTRONIC COMMUNICATIONS. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY THE LICENSEES, OWNERS OF THE PRODUCTS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDICES OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN

ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND THE LICENSEES, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.

MSCI Indexes. THE VANTAGEPOINT FUNDS ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI INC. (“MSCI”), ANY OF ITS AFFILIATES, ANY OF ITS INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE “MSCI PARTIES”). THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI. MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY THE VANTAGEPOINT FUNDS. NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE VANTAGEPOINT FUNDS, ITS SHAREHOLDERS OR ANY OTHER PERSON OR ENTITY REGARDING THE ADVISABILITY OF INVESTING IN FUNDS GENERALLY OR IN THE VANTAGEPOINT FUNDS PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE. MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THE VANTAGEPOINT FUNDS, ITS SHAREHOLDERS OR ANY OTHER PERSON OR ENTITY. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE VANTAGEPOINT FUNDS, ITS SHAREHOLDERS OR ANY OTHER PERSON OR ENTITY INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES. NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF SHARES OF THE VANTAGEPOINT FUNDS TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY OR THE CONSIDERATION INTO WHICH SHARES OF THE VANTAGEPOINT FUNDS ARE REDEEMABLE. FURTHER, NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE VANTAGEPOINT FUNDS, ITS SHAREHOLDERS OR ANY OTHER PERSON OR ENTITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THE VANTAGEPOINT FUNDS.

ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES THAT MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE VANTAGEPOINT FUNDS, ITS SHAREHOLDERS, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH

ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARTIES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO EACH MSCI INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Russell Investments Marks and Indexes. Russell Investments is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investments (“Russell”).

1) The Vantagepoint Aggressive Opportunities Fund, Vantagepoint Broad Market Index Fund, Vantagepoint Equity Income Fund and Vantagepoint Mid/Small Company Index Fund are not promoted, sponsored or endorsed by, nor in any way affiliated with Russell. Russell is not responsible for and has not reviewed these Funds nor any associated literature or publications and Russell makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

2) Russell reserves the right, at any time and without notice, to alter, amend, terminate or in any way change the Russell Indexes. Russell has no obligation to take the needs of any particular fund or its participants or any other product or person into consideration in determining, composing or calculating any of the Russell Indexes.

3) Russell’s publication of the Russell Indexes in no way suggests or implies an opinion by Russell as to the attractiveness or appropriateness of investment in any or all securities upon which the Russell Indexes are based. RUSSELL MAKES NO REPRESENTATION, WARRANTY, OR GUARANTEE AS TO THE ACCURACY, COMPLETENESS, RELIABILITY, OR OTHERWISE OF THE RUSSELL INDEXES OR ANY DATA INCLUDED IN THE RUSSELL INDEXES. RUSSELL MAKES NO REPRESENTATION, WARRANTY OR GUARANTEE REGARDING THE USE, OR THE RESULTS OF USE, OF THE RUSSELL INDEXES OR ANY DATA INCLUDED THEREIN, OR ANY SECURITY (OR COMBINATION THEREOF) COMPRISING THE RUSSELL INDEXES. RUSSELL MAKES NO OTHER EXPRESS OR IMPLIED WARRANTY, AND EXPRESSLY DISCLAIMS ANY WARRANTY, OF ANY KIND, INCLUDING WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE RUSSELL INDEX(ES) OR ANY DATA OR ANY SECURITY (OR COMBINATION THEREOF) INCLUDED THEREIN.

ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENTS AND RISKS

The following pages contain more detailed information about certain types of instruments in which a Fund may invest. With respect to the different investments discussed below, a Fund may acquire such investments to the extent consistent with its investment objectives, strategies and policies.

ASSET-BACKED SECURITIES: Asset-backed securities are fixed income securities (see below) backed by loan paper or accounts receivable originated by banks, credit card companies or other providers of credit. Asset-backed securities in which a Fund may invest may have underlying assets that include, among others, automobile installment sales or installment loan contracts, home equity loans, leases of various types of real and personal property, and receivables from credit card agreements. There is a risk that borrowers may default on their obligations in respect of those underlying obligations. Certain assets underlying asset-backed securities are subject to prepayment, which may reduce the overall return to asset-backed security holders. Holders also may experience delays in payment on the securities if the full amounts due on underlying sales contracts or receivables are not realized by a trust because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors. The values of asset-backed securities may be substantially dependent on the servicing of the underlying asset pools, and are therefore subject to risks associated with the negligence or malfeasance by their servicers and to the credit risk of their servicers. In certain circumstances, the mishandling of related documentation also may affect the rights of security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the assets may result in added costs and delays in addition to losses associated with a decline in the value of underlying assets.

Certain asset-backed securities do not have the benefit of the same security interest in the related collateral as do mortgage-backed securities; nor are they provided government guarantees of repayment as are some mortgage-backed securities. Credit card receivables generally are unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. In addition, some issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. The impairment of the value of collateral or other assets underlying an asset-backed security, such as a result of non-payment of loans or non-performance of other collateral or underlying assets, may result in a reduction in the value of such asset-backed securities and losses to a Fund. It is possible that asset-backed securities will fall out of favor at any time or over time with investors, affecting adversely the values and liquidity of the securities.

BANKERS’ ACCEPTANCES: Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity.

BELOW INVESTMENT GRADE (“HIGH YIELD”) SECURITIES: Below investment grade securities (commonly referred to as high yield securities or “junk bonds”) are defined as securities or instruments rated below the four highest rating categories by Standard & Poor’s (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch Ratings (“Fitch”), each a major Nationally Recognized Statistical Rating Organization (“NRSRO”). For Moody’s, S&P, or Fitch, ratings at or below Ba, BB or BB, respectively, are below investment grade. In the case of different ratings among S&P, Moody’s, and Fitch (a split rated security), the rating of such split rated security will be determined as follows: if all three agencies rate a security, the highest and lowest ratings will be dropped and the remaining middle rating will be used; if two of the three agencies rate a security, the security will be considered to have the lower (i.e., more conservative) credit rating. If a security is not rated by S&P, Moody’s, or Fitch, it may be determined to be of comparable quality by the Adviser or a subadviser, as applicable. See “Appendix A” to this SAI for more information regarding the credit rating categories of S&P, Moody’s and Fitch.

NRSROs, which include S&P, Moody’s, and Fitch, provide ratings on fixed income securities based on their analyses of information they deem relevant. Ratings of each major NRSRO represent its judgment of the safety of principal and interest payments (and not the market risk) of bonds and other fixed income securities it undertakes to rate. NRSRO ratings are not absolute standards of credit quality and may prove to be inaccurate. In addition, there may be a delay between events or circumstances adversely affecting the ability of an issuer to pay interest and or repay principal and a NRSRO’s decision to downgrade a security. Any shortcomings or inefficiencies in the NRSROs’ processes for determining ratings may adversely affect the ratings of securities held by the Fund and, as a result, may adversely affect those securities’ perceived credit risk.

Below investment grade obligations are considered speculative and may be in default. A Fund’s investments in below investment grade securities are subject to a substantial degree of credit risk. Adverse economic developments can disrupt the market for below investment grade securities, and severely affect the ability of issuers, especially highly leveraged issuers, to service their debt obligations on a timely basis or to repay their obligations upon maturity, which may lead to a higher incidence of default on such securities. Prices of below investment grade securities rise and fall primarily in response to actual or perceived changes in the issuer’s financial health and the issuer’s ability to meet principal and interest payments on a timely basis, although legislative and regulatory developments, changes in market interest rates, market perceptions, economic conditions, and general market liquidity may also affect prices. Below investment grade securities are more likely to react to developments affecting certain of these risks than more highly rated securities.

The secondary market for below investment grade securities may not be as liquid as the secondary market for more highly rated securities, which may cause those securities to be more difficult to value, and more difficult to sell at acceptable prices, as compared to higher rated securities. Below investment grade securities may experience reduced liquidity as well as sudden and substantial decreases in price.

Adverse publicity and investor perception, whether or not based on fundamental analysis, may decrease the value and liquidity of below investment grade securities, especially in a thin (low trading volume) market.

Not unlike investment grade fixed income securities, below investment grade may contain redemption or call provisions. If an issuer exercised these provisions in a declining interest rate market, a Fund may have to replace the security with a lower yielding security, potentially resulting in a decreased return for investors. Conversely, the value of a below investment grade held by a Fund may decrease in a rising interest rate market. If a Fund experiences unexpected net redemptions, this may force it to sell below investment grade securities without regard to their investment merits, thereby decreasing the asset base upon which expenses can be spread and possibly reducing the Fund’s rate of return.

CAPITALIZATION: Capitalization (often referred to as “market cap”) estimates the aggregate value of a company or stock, and is a basic measure of the value of a company. It is calculated by multiplying the number of the company’s shares outstanding by their current price per share. For example, if XYZ company has 15,000,000 shares of common stock outstanding with a share price of $20 per share, then the company’s market capitalization is 15,000,000 x $20 = $300,000,000. Many exchanges and indices take into account, and are weighted by, market capitalization.

Generally, the U.S. market recognizes three market cap ranges: large cap, mid cap and small cap, although the specific cut off points among these categories may differ. A larger market capitalization typically indicates a more valuable and more established company as compared with smaller capitalized companies. In addition, investments in companies with smaller capitalizations, e.g., small or mid capitalization companies, involve greater risks than are customarily associated with companies that have larger capitalizations.

CASH/CASH EQUIVALENTS: These include fixed income obligations with maturities of less than one year, including short-term accounts managed by a custodian institution and shares of money market mutual funds. They also include repurchase agreements and reverse repurchase agreements. In a repurchase agreement, a Fund buys a security from a bank or broker-dealer that has agreed to repurchase the same security at a mutually agreed upon date and price. The resale price normally is the purchase price plus a mutually agreed upon interest rate. In a reverse repurchase agreement, a Fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price. A reverse repurchase agreement is considered as the borrowing of money by the Fund and, therefore, a form of leverage, which may cause any gains or losses for the Fund to become magnified.

CERTIFICATES OF DEPOSIT: Certificates of deposit are negotiable interest-bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit with penalties for early withdrawal will be considered illiquid.

COMMERCIAL PAPER: Commercial paper is an unsecured short-term debt instrument issued by corporations and other entities. Maturities on these issues vary from one day up to 270 days.

CONVERTIBLE SECURITIES: Convertible securities possess investment characteristics of both equity and fixed income securities. Convertible securities include corporate bonds (“convertible bonds”) and preferred stocks that may be exchanged for a specific number of shares of the issuing company’s common stock at a specified conversion price.

Convertible securities tend to be of lower credit quality, have a higher risk of default and tend to be less liquid than traditional, nonconvertible investment grade bonds. Convertible securities may be rated below investment grade or may be unrated, which could increase their risks. The value of a convertible security increases and decreases with the value of the underlying common stock. When the convertible security’s conversion price is similar to the price of the underlying common stock, the convertible security itself generally behaves more like the common stock. When the convertible security’s conversion price is greater than the price of the underlying common stock, the convertible security generally behaves more like a fixed income security (and thus will be more sensitive to changes in interest rates).

CYBER SECURITY ISSUES: The Funds, and their service providers, may be subject to operational and information security risks resulting from cyber-security attacks or incidents (collectively, “cyber-events”). In general, cyber-events can result from deliberate attacks or unintentional events. Cyber-events include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber-events may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber-events affecting the Funds or their investment adviser, subadvisers, custodian, transfer agent, and other third-party service providers may adversely impact the Funds. For instance, cyber-events may interfere with the processing of shareholder transactions, impact a Fund’s ability to calculate its NAVs, cause the release of private shareholder information or confidential business information, impede trading, subject a Fund to regulatory fines or financial losses and/or cause reputational damage. The Funds may also incur additional costs for cyber security risk management purposes. In addition, cyber-events affecting issuers in which a Fund invests may cause such Fund’s investments to lose value.

DERIVATIVE INSTRUMENTS: A derivative is a financial instrument whose value is dependent upon the value of an underlying asset or assets. These underlying assets may include, among others, bonds, currency exchange rates, interest rates, stocks, or related indices. Types of derivatives include, but are not limited to, options, futures contracts, options on futures, forward currency contracts, and swaps. Further information about these instruments and the risks involved in their use is included in the Prospectus and as follows in this SAI.

Some derivatives, such as futures contracts and certain options, are traded on U.S. commodity and securities exchanges (exchanged-traded derivatives), while other derivatives, are privately negotiated and entered into in the over-the-counter (“OTC”) market (OTC derivatives). Certain swaps are traded through swap execution facilities. OTC derivatives are typically less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds, and other traditional investments. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. In addition, the use of derivatives may involve a small amount of investment relative to the amount of risk assumed. Risks associated with derivative instruments may include: the risk that the other party to a derivative contract may not fulfill its obligations (counterparty risk); the risk that a particular derivative instrument, such as over-the-counter derivative instruments, may be difficult to purchase or sell (liquidity risk); the risk that certain derivative instruments are more sensitive to interest rate changes and market price fluctuations (interest rate and market risks); the risk of mispricing or improper valuation of the derivative instrument (valuation risk); the inability of the derivative instrument to correlate in value with its underlying asset, reference rate, or index (basis risk); the risk that a Fund may lose substantially more than the amount invested in the derivative instrument, and that the Fund may be forced to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements (leverage risk). There is no assurance that a Fund’s use of any derivatives strategy will succeed, or that a Fund will not lose money.

Additional information regarding the different types of derivative instruments used by the Funds (and their associated risks) is set forth below:

Forward Currency Contracts. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set in the contract. Risks of entering into forward currency contracts include the possibility that a fund may lose money. For example, foreign currency values may change unfavorably relative to the U.S. dollar, there may be an illiquid market or a change in the value of the contracts may not correlate with changes in the value of the underlying currency. The use of over-the-counter forward currency contracts includes counterparty risk, which is the risk that the other party to a contract may not fulfill its obligations.

Forward currency contracts may be used by the following Funds for the following purposes:

Fund	Manage foreign currency risk	Obtain or adjust investment exposure to foreign currencies
Low Duration Bond Fund	*	*
Inflation Focused Fund	*	*
High Yield Fund	*	*
Equity Income Fund	*
Growth & Income Fund	*
Growth Fund	*

Fund	Manage foreign currency risk	Obtain or adjust investment exposure to foreign currencies
Select Value Fund	*
Aggressive Opportunities Fund	*
Discovery Fund	*	*
International Fund	*	*
Diversifying Strategies Fund	*	*
Overseas Equity Index Fund	*

Futures. A futures contract is an agreement to buy or sell a specific amount of a commodity or financial instrument at a particular price on a stipulated future date. Futures may involve a small investment of cash relative to the magnitude of the risk assumed. For purposes of meeting a Fund’s investment objectives or restrictions, futures contracts are considered to be the same type of security or financial instrument as that underlying the contract. Futures transactions must be made on national exchanges where purchases and sales transactions are regularly executed and regulated.

The risks associated with the use of futures include: a Fund experiencing losses over certain ranges in the market that exceed losses experienced by a Fund that does not use futures contracts; there may be an imperfect correlation between the changes in the prices of futures and options on futures and the market value of their underlying assets; trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts; and there may not always be a liquid secondary market for a futures contract, and; therefore, a Fund may be unable to close out its futures contracts at a time that is advantageous.

Futures may be used by the following Funds for the following purposes:

	Manage Risk:				Obtain or Adjust Investment Exposure:
Fund	Interest rate risk	Credit risk	Stock market risk	Foreign currency risk	To certain assets or asset classes	To foreign currencies
Low Duration Bond Fund	*	*		*	*	*
Inflation Focused Fund	*	*		*	*	*
High Yield Fund	*	*		*	*	*
Equity Income Fund			*	*	*
Growth & Income Fund			*	*	*
Growth Fund			*	*	*
Select Value Fund			*	*	*
Aggressive Opportunities Fund			*	*	*
Discovery Fund	*	*	*	*	*	*
International Fund			*	*	*	*
Diversifying Strategies Fund	*	*	*	*	*	*
Core Bond Index Fund	*				*
500 Stock Index Fund					*
Broad Market Index Fund					*
Mid/Small Company Index Fund					*
Overseas Equity Index Fund				*	*

Options. An option is a derivative financial instrument that specifies a contract between two parties for a future transaction on a financial instrument at a reference price (strike price).

The buyer of the option gains the right, but not the obligation, to engage in that transaction, while the seller incurs the corresponding obligation to fulfill the transaction. Options have various types of underlying financial instruments, including specific securities, indices of securities prices, futures contracts, and swaps.

When a Fund writes an option, the Fund receives a premium from the buyer and becomes obligated to sell or purchase the underlying financial instrument at a fixed price upon exercise of the option. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the financial instrument underlying the written option. Exercise of an option written by the Fund could result in the Fund buying or selling a financial instrument at a price different from the current market value.

When an option is exercised, the proceeds on a sale for a written call option or the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases to or above the strike price and the option is exercised. The risk of writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised.

The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. By purchasing a put option, the purchaser obtains the right (but not the obligation) to sell the option’s underlying financial instrument at a fixed strike price. In return for this right, the purchaser pays the current market price for the option (known as the option premium). The purchaser may terminate its position in a put option by allowing it to expire or by exercising the option. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser completes the sale of the underlying financial instrument at the strike price. A purchaser may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists. The buyer of a typical put option can expect to realize a gain if the price of the underlying financial instrument falls substantially. However, if the underlying financial instrument’s price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying financial instrument at the option’s strike price. A call buyer typically attempts to participate in potential price increases of the underlying financial instrument with risk limited to the cost of the option if the price of the underlying financial instrument falls. At the same time, the buyer can expect to suffer a loss if the price of the underlying instrument does not rise sufficiently to offset the cost of the option.

Option contracts and options on futures may be used by the following Funds for the following purposes:

	Manage Risk:				Obtain or Adjust Investment Exposure:
Fund	Interest rate risk	Credit risk	Stock market risk	Foreign currency risk	To certain assets or asset classes	To foreign currencies
Low Duration Bond Fund	*	*		*	*	*
Inflation Focused Fund	*	*		*	*	*
High Yield Fund	*	*		*	*	*
Equity Income Fund			*		*
Growth & Income Fund			*		*
Growth Fund			*		*
Select Value Fund			*		*
Aggressive Opportunities Fund			*		*
Discovery Fund	*	*	*	*	*	*
International Fund			*	*	*	*
Diversifying Strategies Fund	*	*	*	*	*	*

Swap Option (Swaption) - A swap option or swaption is a contract that gives a party the right (but not the obligation), in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. Depending on the terms of the particular swaption agreement, a Fund will generally incur a greater potential loss when it writes a swaption than it will incur when it purchases a swaption. When a Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

Swaptions may be used by the following Funds for the following purposes:

	Manage Risk:		Obtain or Adjust Investment Exposure:
Fund	Interest rate risk	Credit risk	To certain assets or asset classes
Low Duration Bond Fund	*	*	*
Inflation Focused Fund	*	*	*
High Yield Fund	*	*	*
Discovery Fund	*	*	*
Diversifying Strategies Fund	*	*	*

Swaps. Generally, swap agreements are contracts between a Fund and another party (the swap counterparty) involving the exchange of payments on specified terms over periods ranging from a few days to multiple years.

A swap may be negotiated bilaterally and traded over-the-counter between two parties. Such bilateral swaps are entered into primarily by institutional investors. The swap counterparty is typically a brokerage firm, bank, or other financial institution. Certain over-the-counter swaps may be submitted for central clearing. In addition, certain standardized swaps are subject to mandatory central clearing and certain cleared swaps are subject to mandatory exchange-trading. Cleared swaps are transacted through futures commission merchants (each an “FCM”) that are members of central clearinghouses with the clearinghouse serving as central counterparty and, as applicable, may be executed through a swap execution facility. A fund posts initial and variation margin to support its obligations under cleared swaps. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on the CFTC approval of contracts for central clearing.

In a typical “swap” transaction, two parties agree to exchange one or more payments based, for example, on the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, such as specified interest rates, a particular foreign currency, or a “basket” of securities or commodities as represented by a particular index. Swaps can also be based on credit and other events. The gross payments to be exchanged between the parties are calculated with respect to a notional amount, which is the predetermined dollar principal of the trade representing the hypothetical underlying quantity upon which payment obligations are computed. Forms of swap agreements vary and include, but are not limited to: interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Because bilateral swap agreements are structured as two party contracts and may have terms of greater than seven days, these swap agreements may be considered to be illiquid. Transactions executed on a swap execution facility may increase liquidity. Moreover, a Fund bears the risk of loss of the amount expected to be received under a bilateral swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. If there is a default by the other party to such a transaction, a Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction. A Fund will enter into bilateral swap agreements only with counterparties that meet certain standards of creditworthiness.

With respect to cleared swaps, central clearing is intended to decrease counterparty risk compared to uncleared swaps because central clearing interposes the central clearinghouse as the counterparty to each participant’s swap. However, central clearing does not eliminate counterparty risk entirely for cleared swaps. The assets of a Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s customers. In addition, the credit risk of cleared swap participants is concentrated in a few clearing houses, and the consequences of the insolvency of a clearing house are not clear. Central clearing is also intended to increase liquidity.

In addition, with respect to cleared swaps, an FCM may unilaterally impose position limits or additional margin requirements for certain types of swaps in which the Fund may invest. Central counterparties and FCMs generally can require termination of existing cleared swap transactions at any time, and can also require increases in margin above the margin that is required at the initiation of the swap agreement. Margin requirements for cleared swaps vary on a number of factors, and the margin required under the rules of the clearinghouse and FCM may be in excess of the collateral required to be posted by the Fund to support its obligations under a similar uncleared swap. However, regulators have proposed and are expected to adopt rules imposing certain margin requirements on uncleared swaps in the near future, which are likely to impose higher margin requirements on uncleared swaps (see “Regulation of Swaps and Other Derivatives under the Dodd–Frank Wall Street Reform and Consumer Protection Act” below).

Total Return Swaps - Total return swap agreements are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Total return swap agreements may add leverage to a Fund’s portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. Generally, a Fund will enter into total return swaps on a net basis (i.e., the two payment streams are netted against one another with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

Credit Default Swaps - Credit default swaps are contracts whereby one party makes periodic payments to a counterparty in exchange for the right to receive from the counterparty a payment equal to the par (or other agreed-upon) value of a referenced fixed income security in the event of a default or other agreed upon credit related event by the issuer of the debt obligation. The use of credit default swaps may be limited by a Fund’s limitations on illiquid investments. When used for hedging purposes, a Fund would be the buyer of a credit default swap contract. In that case, the Fund would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default or other agreed upon credit related event by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, the Fund would pay to the counterparty a periodic stream of payments over the term of the contract provided that no applicable event (e.g., default or other agreed upon event) has occurred. If no such event occurs, the Fund would have spent the stream of payments and received no return from the contract. Credit default swaps involve the risk that the investment may expire worthless and would generate income only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk that the seller may fail to satisfy its payment obligations to the Fund in the event of a default. When a Fund is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay upon default of the referenced debt obligation or other agreed upon credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total assets, the Fund would be subject to investment exposure on the notional amount of the swap. In addition to the risks applicable to swaps generally, credit default swaps involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Interest Rate Swaps - Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A Fund will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments on the payment dates.

Inflation Rate Swaps - Inflation rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive a fixed rate in exchange for the rate of change of an inflation index with respect to a notional amount of principal. A Fund will usually enter into inflation swaps on a net, zero-coupon basis, i.e., the two rates will compound until the swap termination date at which point payments are netted, with the Fund receiving or paying, as the case may be, only the net amount of the two payments.

Swaps may be used by the following Funds for the following purposes:

	Manage Risk:			Obtain or Adjust Investment Exposure:
Fund	Interest rate risk	Credit risk	Foreign currency risk	To certain assets or asset classes
Low Duration Bond Fund	*	*	*	*
Inflation Focused Fund	*	*	*	*
High Yield Fund	*	*	*	*
Discovery Fund	*	*	*	*
Diversifying Strategies Fund	*	*	*	*

Regulation of Swaps and Other Derivatives under the Dodd–Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”) - The Dodd-Frank Act and related regulatory developments have imposed comprehensive new regulatory requirements on swaps and swap market participants. The new regulatory framework includes: (1) registration and regulation of swap dealers and major swap participants; (2) requiring central clearing and execution of standardized swaps; (3) imposing margin requirements in swap transactions; (4) regulating and monitoring swap transactions through position limits and large trader reporting requirements; and (5) imposing record keeping and centralized and public reporting requirements, on an anonymous basis, for most swaps. The CFTC is responsible for the regulation of most swaps, and has completed most of its rules implementing the Dodd-Frank Act swap regulations. The SEC has jurisdiction over a small segment of the market referred to as “security-based swaps,” which includes swaps on single securities or credits, or narrow-based indices of securities or credits, but has not yet completed its rulemaking.

The regulation of cleared and uncleared swaps, as well as other derivatives, is a rapidly changing area of law and is subject to modification by government and judicial action. In addition, the SEC, CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading.

It is not possible to predict fully the effects of current or future regulation. However, it is possible that developments in government regulation of various types of derivative instruments,

such as speculative position limits on certain types of derivatives, or limits or restrictions on the counterparties with which the Funds engage in derivative transactions, may limit or prevent a Fund from using or limit a Fund’s use of these instruments effectively as a part of its investment strategy, and could adversely affect a Fund’s ability to achieve its investment objective(s). The Fund will continue to monitor developments in the area, particularly to the extent regulatory changes affect a Fund’s ability to enter into desired swap agreements. New requirements, even if not directly applicable to a Fund, may increase the cost of the Fund’s investments and cost of doing business.

DEPOSITARY RECEIPTS: Those Funds that may invest in foreign securities, as identified in the Prospectus, may purchase the foreign securities in the form of sponsored or unsponsored depositary receipts or other securities representing underlying shares of foreign issuers. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of depositary receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. The risks associated with depositary receipts are similar to those of investing in foreign securities. In addition, the following risks also apply: the depositary of depositary receipts may not have physical custody of underlying securities; the depositary may charge additional fees for delivery of dividends and interest; a Fund may experience delays in receiving dividends or interest; and with respect to unsponsored programs, it may be harder to obtain financial information about the issuer of the underlying security because the issuer is not directly involved in the program.

EQUITY SECURITIES:

Common Stock. Common stock represents an equity or ownership interest in an issuer. Common stock typically entitles the owner to vote on the election of directors and other important matters as well as to receive dividends on such stock. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds, other debtholders, and owners of preferred stock take precedence over the claims of those who own common stock.

Preferred Stock. Preferred stock represents an equity or ownership interest in an issuer. Preferred stock normally pays dividends at a specified rate and has precedence over common stock in the event an issuer liquidates or declares bankruptcy. However, in the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over claims of those who own preferred or common stock. Preferred stock, unlike common stock, often has a stated dividend rate payable from the corporation’s earnings. Preferred stock dividends may be cumulative or noncumulative, participating, or auction rate. “Cumulative” dividend provisions require all or a portion of prior unpaid dividends be paid before dividends can be paid to the issuer’s common stock. “Participating” preferred stock may be entitled to a dividend exceeding the stated dividend in certain cases. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of such stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed, which can limit the benefit of a decline in interest rates. Preferred stock is subject to many of the risks to which common stock and fixed income securities are subject.

Master Limited Partnerships. Master limited partnerships (“MLPs”) are limited partnerships in which the ownership units are publicly traded. MLP units are registered with the SEC and are freely traded on a securities exchange or in the over-the-counter market. MLPs often own several properties or businesses (or own interests) that are related to real estate development and oil and gas industries, but they also may finance motion pictures, research and development and other projects. Generally, a MLP is operated under the supervision of one or more managing general partners. Limited partners are not involved in the day-to-day management of the partnership.

The risks of investing in a MLP are generally those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded investors in a MLP than investors in a corporation. Additional risks involved with investing in a MLP are risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in real estate, or oil and gas industries.

EXCHANGE-TRADED FUNDS (“ETFs”): Most ETFs are registered under the 1940 Act as investment companies. Therefore, a Fund’s purchase of shares of an ETF may be subject to restrictions on investments in other investment companies. In addition, ETFs have their own management fees and other expenses, which increase their cost. See “Investment Companies” in this SAI.

ETFs hold portfolios of securities, commodities, or currencies that are intended to track, as closely as possible before expenses, the price and/or yield of (i) a specified domestic or foreign market or other index, (ii) a basket of securities, commodities or currencies, or (iii) a particular commodity or currency. Because ETFs are based on an underlying basket of stocks or an index, they are subject to the same market fluctuations as these types of securities in volatile market swings. Although the value of an investment in an ETF will rise or decline more or less in correlation with any rise or decline in the value of the index the exchange-traded fund seeks to track, the performance results of ETFs will not exactly track the performance of the pertinent index, basket, commodity or currency due to transaction and other expenses borne by ETFs. Furthermore, there can be no assurance that the portfolio of securities, commodities and/or currencies purchased by an ETF will replicate a particular index or basket or price of a commodity or currency.

ETF shares are sold and redeemed at net asset value only in large blocks called creation units and redemption units, respectively. ETF shares also may be purchased and sold in secondary market trading on national securities exchanges, which allows investors to purchase and sell ETF shares at their market price throughout the day.

Investments in ETFs generally present the same primary risks as an investment in a conventional mutual fund that has the same investment objective, strategy and policies (see “Investment Companies” in this SAI). However, investments in ETFs further involve the same risks associated with a direct investment in the security, commodity or currency, or in the types of securities, commodities, or currencies included in the indices or baskets the ETFs are designed to replicate. In addition, shares of an ETF may trade at a market price that is higher or lower than their net asset value, and an active trading market in such shares may not develop or be maintained. Moreover, trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action to be appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally. Lastly, an ETF would not necessarily sell a security because the issuer of the security was in financial trouble unless the security is removed from the index that the ETF seeks to track.

Some Funds may purchase ETF shares for the same reason they might purchase (and as an alternative to purchasing) futures contracts: to obtain exposure to the securities in the ETF’s benchmark index while maintaining flexibility to meet their liquidity needs. ETF shares can be purchased for smaller sums and offer exposure to market sectors and styles for which there is no suitable or liquid futures contract.

FIXED INCOME SECURITIES: Fixed income securities consist primarily of debt obligations issued by governments, corporations, municipalities and other borrowers, but may also include structured securities that provide for participation interests in debt obligations. Fixed income securities may also include loan participations and assignments that are privately negotiated notes representing the equivalent of a loan or bank debt. The market value of the fixed income securities in which a Fund invests will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates over time. Changes by recognized agencies in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments, as well as factors such as the market perception of the creditworthiness of the fixed income security’s issuer and general market liquidity. Changes in the value of these securities will not necessarily affect cash income derived from these securities, but can affect a Fund’s net asset value.

Instability in the markets for fixed income securities may significantly affect the volatility of the prices of such securities. In the event of redemptions, a Fund that invests in fixed income securities may be forced to sell these portfolio securities at an unfavorable time or price. As a result, a Fund may incur a greater loss on the sale of such securities than under more stable market conditions. Such losses can adversely impact a Fund’s net asset value.

Nationally Recognized Statistical Rating Organizations (each an “NRSRO”), which include S&P, Moody’s and Fitch, provide ratings on fixed income securities based on their analyses of information they deem relevant. Ratings of each major NRSRO represent its judgment of the safety of principal and interest payments (and not the market risk) of bonds and other fixed income securities it undertakes to rate. NRSRO ratings are not absolute standards of credit quality and may prove to be inaccurate. In addition, there may be a delay between events or circumstances adversely affecting the ability of an issuer to pay interest and or repay principal and a NRSRO’s decision to downgrade a security. Any shortcomings or inefficiencies in the NRSROs’ processes for determining ratings may adversely affect the ratings of securities held by the Fund and, as a result, may adversely affect those securities’ perceived credit risk.

The minimum credit rating threshold for fixed income securities must be met immediately after each new acquisition by a Fund. In the event a security owned by a Fund is downgraded, the Adviser or subadviser, as applicable, will review the situation and take appropriate action with regard to the security.

Additional information regarding fixed income securities is set forth below:

Corporate Bonds. Corporate bonds are fixed income securities issued by private and public corporations. Corporate bonds are issued by a wide variety of corporations involved in a variety of industries. A wide range of choices exist for corporate bonds in regard to bond structures, coupon rates, maturity dates, credit quality and industry exposure. Corporate bonds are generally considered higher risk than domestically issued government bonds. As a result, coupon rates paid on corporate bonds are generally higher than domestically issued government bonds with similar maturity dates, even for the highest credit quality corporate bonds.

The backing for a corporate bond is usually the payment ability of the corporation, which is typically money to be earned from future operations. In some cases, the corporation’s physical assets may be used as collateral for bonds. Corporate bonds are a source of capital for many corporations along with equity offerings and bank loans/lines of credit. Unlike equity securities, corporate bonds do not represent an ownership interest in the issuing corporation. However, in the event of default, corporate bond holders generally have a higher claim on the corporation’s unencumbered assets than do stock holders.

Municipal Securities. Municipal securities are fixed income securities issued by state and local governments, territories and possessions of the U.S., regional governmental authorities, and their agencies and instrumentalities. In general, municipal securities are issued to obtain funds for a variety of public purposes, such as the construction, repair, or improvement of public facilities, including airports, bridges, housing, hospitals, mass transportation, schools, streets, water, and sewer works. Municipal securities may be issued to refinance outstanding obligations as well as to raise funds for general operating expenses and lending to other public institutions and facilities.

The two principal classifications of municipal securities are general obligation securities and revenue securities. General obligation securities are secured by the issuer’s pledge of its full faith, credit, and taxing power for the payment of principal and interest. Characteristics and methods of enforcement of general obligation bonds vary according to the law applicable to a particular issuer, and the taxes that can be levied for the payment of debt instruments may be limited or unlimited as to rates or amounts of special assessments. Revenue securities are payable only from the revenues derived from a particular facility, a class of facilities or, in some cases, from the proceeds of a special excise tax. Revenue bonds are issued to finance a wide variety of capital projects, including (for example) electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund the assets of which may be used to make principal and interest payments on the issuer’s obligations.

Duration. Duration of a fixed income security is a measure of the expected change in value of the security for a given change in interest rates. The duration of a portfolio is the weighted average duration of all the fixed income securities in the portfolio. The effective duration of a portfolio takes into account that expected cash flows will fluctuate as interest rates change. For example, if interest rates change by one percent, the value of a security having an effective duration of two years generally would vary by two percent.

Investment Grade Fixed Income Securities. Fixed income securities are considered investment grade if they are rated in one of the four highest rating categories by S&P, Moody’s, or Fitch. In the case of different ratings among S&P, Moody’s, and Fitch (a split rated security), the rating of such split rated security will be determined as follows: if all three agencies rate a security, the highest and lowest ratings will be dropped and the remaining middle rating will be used; if two of the three agencies rate a security, the security will be considered to have the lower (i.e., more conservative) credit rating. If a security is not rated by S&P, Moody’s, or Fitch, it may be determined to be of comparable quality by the Adviser or a subadviser, as applicable.

See “Appendix A” to this SAI for more information regarding the credit rating categories of S&P, Moody’s and Fitch.

Average Credit Quality. The average credit quality for a Fund is an average of each fixed income security’s stated credit rating calculated on an asset-weighted basis.

Sensitivity to Economic Changes. Lower rated fixed income securities are more sensitive to adverse economic changes and corporate developments than their higher rated counterparts. During an economic downturn, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a fixed income security defaulted on its obligations to pay interest or principal or entered into bankruptcy proceedings, a Fund may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and change can be expected to result in increased volatility of market prices of lower rated fixed income securities and a Fund’s net asset value.

Call and Similar Risks. Fixed income securities may contain redemption or call provisions. If an issuer exercised these provisions in a declining interest rate market, a Fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, the value of a fixed income security held by a Fund may decrease in a rising interest rate market. If a Fund experiences unexpected net redemptions, this may force it to sell high yield fixed income securities without regard to their investment merits, thereby decreasing the asset base upon which expenses can be spread and possibly reducing the Fund’s rate of return.

Liquidity and Valuation. There may be little trading in the secondary market for particular fixed income securities, which may adversely affect a Fund’s ability to value accurately or dispose of such fixed income securities. Adverse publicity and investor perception, whether or not based on fundamental analysis, may decrease the value and liquidity of below investment grade fixed income securities, especially in a thin (low trading volume) market.

Maturity. The maturity of a fixed income security is the length of time until the date on which the issuer of a fixed income security must repay the principal or full face value in total (and sometimes the final interest payment) to the holder. For example, a bond with a period of 10 years has a maturity date 10 years after its issue. The maturity date also generally indicates the period of time during which the bondholder will receive interest payments.

The maturity date of a fixed income security is important because of interest rate risk. Generally, a security with a longer maturity will fluctuate more in price due to changes in interest rates as compared to a shorter term security. Fixed income securities are often classified by maturity date. Generally, the U.S. market recognizes three maturity ranges – short term, intermediate term and long term, although the specific cut off points among these categories may differ.

Some fixed income securities are callable (meaning that the issuer may redeem them before the maturity date under certain circumstances). Some fixed income securities, such as mortgage-backed securities, pay back their principal over the life of the debt, similar to the way a mortgage is amortized, or paid down. While these instruments also have a maturity date, that date is when the last installment payment of the loan as well as the last interest payment is due.

Maturity can refer to the security’s original maturity, meaning the length of time between first issuance and the repayment date, or remaining maturity, meaning the length of time, after first issuance, that remains under the repayment date.

Coupon Rate. A coupon payment on a fixed income security is a periodic interest payment that the holder receives during the time between when the security is issued and when it matures. Coupons are normally described in terms of the coupon rate, which is calculated by adding the total amount of coupons paid per year and dividing by the fixed income security’s face value.

Below Investment Grade Fixed Income Securities. See “Below Investment Grade Securities” for further information (and certain associated risks) of fixed income securities that are below investment grade.

FLOATING RATE LOANS: Floating rate loans are debt securities or other interests issued by companies or other entities with floating interest rates that reset periodically. Most floating rate loans are secured by specific collateral of the borrower and are senior to most other securities of the borrower (e.g., common stock or debt instruments) in the event of bankruptcy. Floating rate loans are often issued in connection with recapitalizations, acquisitions, leveraged buyouts, and refinancings. Floating rate loans are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the floating rate loan. Floating rate loans may be acquired from a lender or through the agent as an assignment from another lender who holds a floating rate loan, or as a participation interest in another lender’s floating rate loan or portion thereof.

Investments in floating rate loans have risks that are similar to those of fixed income securities. In addition, floating rate loans carry the risk of impairment of collateral. The value of the collateral securing a floating rate loan can decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate. As such a floating rate loan may not be fully collateralized and can decline significantly in value. Floating rate loans may also carry liquidity risk. Floating rate loans generally are subject to legal or contractual restrictions on resale. Therefore, the liquidity of floating rate loans, including the volume and frequency of secondary market trading in such loans, varies significantly over time and among individual floating rate loans. If the credit quality of a floating rate loan suffers a significant decline, the secondary trading market for that same loan may also decline, making it more difficult to sell and to value. Difficulty in selling a floating rate loan can result in a loss.

FOREIGN SECURITIES: Foreign securities are securities issued by non-U.S. issuers. Investments in foreign securities may subject a Fund to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include future adverse political and economic developments, possible imposition of withholding taxes on income and gains, possible seizure, nationalization, or expropriation of foreign assets, possible establishment of exchange controls or taxation at the source or greater fluctuations in value due to changes in the currency exchange rates. Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities, and there may be less publicly available information about foreign issuers. In addition, foreign issuers are, generally speaking, subject to less government supervision and regulation and different accounting treatment than are those in the U.S. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

The value of a Fund’s investments denominated in foreign currencies will depend in part on the relative strengths of those currencies and the U.S. dollar, and a Fund may be affected favorably or unfavorably by changes in the exchange rates or exchange or currency control regulations between foreign currencies and the U.S. dollar. Changes in foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by a Fund. Such investments may also entail higher custodial fees and sales commissions than domestic investments.

Securities of Issuers Located in Emerging Market Countries (“Emerging Market Securities”). Emerging market securities are foreign securities of issuers located in countries not included in the MSCI World Index, which is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets around the world.

A Fund’s investments in emerging market securities can be considered speculative, and therefore may offer higher potential for gains and losses than investments in developed markets of the world. With respect to an emerging market country, there may be a greater potential for nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments (including war) which could affect adversely the economies of such countries or investments in such countries. The economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange or currency controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

In addition to the risks of investing in emerging market fixed income securities, a Fund’s investment in government or government-related securities of emerging market countries and restructured debt instruments in emerging markets are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt, and requests to extend additional loan amounts. A Fund may have limited recourse in the event of default on such debt instruments.

Foreign Government Securities. Foreign government securities (also referred to as “sovereign debt securities”) are fixed income securities issued by a foreign government, a foreign municipality, or an agency or instrumentality thereof. The ability of a foreign governmental obligor to meet its obligations to pay principal and interest to debtholders generally will be adversely affected by rising foreign interest rates, as well as the level of the relevant government’s foreign currency reserves and currency devaluations. If a governmental obligor defaults on its obligations, a Fund may have limited legal recourse against the issuer and/or guarantor. These risks may be heightened during periods of economic or political instability, and are generally heightened in emerging markets countries.

Supranational Entities. Examples of supranational entities include the International Bank for Reconstruction and Development (the World Bank), the European Union, the Asian Development Bank and the Inter-American Development Bank. The government members, or “stockholders,” usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supra-national entity is unable to repay its borrowings. There is no guarantee that one or more stockholders of a supranational entity will continue to make any necessary additional capital contributions. If such contributions are not made, the entity may be unable to pay interest or repay principal on its fixed income securities, and a Fund may lose money on such investments.

European-related Risks. Countries in Europe may be significantly affected by fiscal and monetary controls implemented by the European Union (“EU”) and European Economic and Monetary Union (“EMU”), which require member countries to comply with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls. Decreasing imports or exports, changes in governmental or other regulations on trade, changes in the exchange rate of the Euro, the default or threat of default by one or more EU member countries on its sovereign debt, and/or an economic recession in one or more EU member countries may have a significant adverse effect on the economies of other EU member countries and major trading partners outside Europe. The exit of any country out of the Euro could have a destabilizing effect on that country and all eurozone countries and their economies, and could have an adverse effect on the global economy and on global markets.

ILLIQUID SECURITIES: Generally, an illiquid security is a security that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the value at which a Fund has valued it. A Fund may not purchase or otherwise acquire a security if, as a result, more than 15% of its net assets would be invested in illiquid securities. To the extent that a Fund invests in illiquid securities, it may experience difficulty valuing and selling illiquid securities and, in some cases, may be unable to value or sell certain illiquid securities for an indefinite period of time.

INFLATION-ADJUSTED SECURITIES: Inflation-adjusted securities are fixed income securities whose principal values or coupon rates are periodically adjusted to reflect the rate of inflation as indicated by the Consumer Price Index (“CPI”) (or an equivalent, see below). Inflation-adjusted securities may be issued by U.S. and foreign governments, agencies and instrumentalities, corporations, or state and local governments. The following two structures are common: (1) the U.S. Treasury and some other issuers use a structure whereby the principal value adjusts with inflation while the coupon rate remains fixed; and (2) other issuers use a structure whereby the principal value is fixed but the coupon rate adjusts with inflation.

The periodic adjustment of U.S. inflation-adjusted securities is tied to the CPI, which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy.

Inflation-adjusted securities issued by foreign governments, agencies, instrumentalities, and corporations are generally adjusted to reflect an inflation index comparable to the CPI. There can be no assurance that the CPI or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the U.S.

Inflation, a general rise in prices of goods and services, erodes the purchasing power of an investor’s portfolio. For example, if an investment provides a “nominal” total return of 8% in a given year and inflation is 3% during that period, the inflation-adjusted, or real return, is approximately 5%. Inflation, as measured by the CPI, has occurred in the U.S. for each of the past 50 years.

Investors in inflation-adjusted securities funds (such as the Inflation Focused Fund) who do not reinvest the portion of the income distribution that is attributable to inflation adjustments may not maintain the purchasing power of the investment over the long term. This is because interest earned depends on the amount of principal invested, and that principal will not grow with inflation if the investor fails to reinvest the principal adjustment paid out as part of a fund’s income distribution.

While inflation-adjusted securities are expected to be protected from long-term inflationary trends, short term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in monetary policy or currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the security’s inflation measure.

If the periodic adjustment rate measuring inflation (e.g., the CPI) falls, the principal value of inflation-adjusted securities that adjust the principal value will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original principal upon maturity (or the inflation-adjusted principal, if greater) is guaranteed in the case of U.S. Treasury inflation protected securities, even during a period of deflation. However, the current market value of the inflation-adjusted securities is not guaranteed, and will fluctuate. Other inflation-adjusted securities include inflation related fixed income securities, which may or may not provide a principal repayment guarantee. If a guarantee of principal is not provided, the adjusted principal value of the security repaid at maturity may be less than the original principal.

The value of inflation-adjusted securities should change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a rate faster than changes in nominal interest rates, real interest rates may decline leading to an increase in value of the inflation adjusted securities. In contrast, if nominal interest rates increased at a rate faster than the rate of inflation, real interest rates may rise, leading to a decrease in value of inflation adjusted securities.

INITIAL PUBLIC OFFERINGS: An initial public offering, or IPO, is the first sale of common stock or other securities by a privately held company to the public. Companies frequently initiate public offerings in order to raise capital or reduce debt. Often, smaller, younger and relatively unknown companies will publicly offer their shares in order to raise capital to expand their business. Large, well-established, privately-held companies might conduct an initial public offering so that they can become publicly traded. The price of the security in its first few days of trading may fluctuate quickly and significantly. Additionally, securities issued in IPOs have no trading history, and historical information about the company may be limited.

INVESTMENT COMPANIES: Securities of other investment companies, including shares of closed-end investment companies, unit investment trusts, open-end investment companies, ETFs and REITs, represent interests in professionally actively or passively managed portfolios that may invest in various types of instruments. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. Others are continuously offered at net asset value, but may also be traded in the secondary market.

A Fund’s investment in another investment company is subject to the risk associated with that investment company’s portfolio securities. In addition, when a Fund purchases shares of another investment company (including another Fund), the Fund will indirectly bear its proportionate share of the advisory fees and other operating expenses of such investment company. The 1940 Act limits the extent to which a Fund can invest in securities of other investment companies. Generally, a Fund is prohibited from acquiring the securities of another investment company if, as a result of the acquisition: (1) the Fund owns more than 3% of the total outstanding voting stock of the other investment company; (2) securities issued by any one investment company represent more than 5% of the Fund’s total assets; or (3) securities (other than treasury stock) issued by all investment companies represent more than 10% of the Fund’s total assets. The 1940 Act and related rules provide certain exemptions from these restrictions. For example, under certain conditions, a fund may acquire an unlimited amount of shares of mutual funds that are part of the same group of investment companies as the acquiring fund. In addition, these restrictions do not apply to investments by the Funds in investment companies that are money market funds.

Because of restrictions on direct investment by U.S. entities in certain countries, investment in other investment companies may be the most practical or the only manner in which an international and global fund can invest in the securities markets of those countries. A Fund also may incur tax liability to the extent it invests in the stock of a foreign issuer that constitutes a “passive foreign investment company.”

MONEY MARKET SECURITIES: Money market securities include instruments and securities that are considered “eligible securities” as defined in Rule 2a-7 under the 1940 Act. This includes securities with a remaining maturity of 397 days or less and that, as a general matter, have received a rating from major NRSROs in one of the two highest short-term ratings categories, or are unrated but are determined by the Fund’s investment adviser or a subadviser, as applicable, to be of comparable quality at the time of purchase. Security types may include U.S. Government securities, commercial paper, certificates of deposit, asset-backed securities, bank instruments, adjustable or variable rate securities, and any other securities or instruments that meet the definition of “eligible securities” under Rule 2a-7. For a description of ratings of certain NRSROs, see Appendix A to this SAI.

MORTGAGE-BACKED SECURITIES: Mortgage-backed securities generally are issued or guaranteed by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”). Mortgage-backed securities are also issued by non-agency entities such as banks, brokerage firms, and homebuilders. These “private label” mortgages are subject to credit risk relating to the credit rating of the issuer.

Mortgage-backed securities represent an ownership interest in a pool of mortgage loans originated by lenders such as mortgage banks, commercial banks, savings and loan associations, savings banks and credit unions, to finance purchases of homes, commercial buildings or other real estate. The individual mortgage may have either fixed or adjustable interest rates. These loans are packaged or “pooled” together for sale to investors. As the underlying mortgage loans are repaid, investors receive principal and interest payments. The primary issuers or guarantors of these securities are Ginnie Mae, Fannie Mae and Freddie Mac.

Ginnie Mae guarantees the payment of principal and interest on Ginnie Mae mortgage-backed securities and this guarantee is backed by the full faith and credit of the U.S. Government. Ginnie Mae may borrow U.S. Treasury funds needed to make payments under its guarantee. The guarantee, however, does not cover the value or yield of Ginnie Mae securities nor does it cover the value of the Fund’s shares which will fluctuate daily with market conditions.

Mortgage-backed securities issued or guaranteed by Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. Government. Fannie Mae guarantees full and timely payment of all interest and principal, and Freddie Mac guarantees timely payment of interest and the ultimate collection of principal. Fannie Mae and Freddie Mac guarantees are supported by the right to borrow money from the U.S. Treasury under certain circumstances. There is no assurance that the U.S. Government will support Fannie Mae or Freddie Mac guarantees and, accordingly, these involve a risk of non-payment of principal and interest. Due largely to their prepayment or extension risk, the yields on these mortgage-backed securities historically have exceeded the yields on fixed income securities having comparable maturities that are backed by the full faith and credit of the U.S. Government.

On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed Fannie Mae and Freddie Mac into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of Fannie Mae and Freddie Mac and of any stockholder, officer or director of Fannie Mae and Freddie Mac with respect to Fannie Mae and Freddie Mac and the assets of Fannie Mae and Freddie Mac. FHFA selected a new chief executive officer and chairman of the board of directors of each of Fannie Mae and Freddie Mac. It is currently unclear how long these conservatorships will last.

The future status and role of Fannie Mae and Freddie Mac could be impacted by (among other things) the actions taken and restrictions placed on Fannie Mae and Freddie Mac by the FHFA in its role as conservator, the restrictions placed on Fannie Mae’s and Freddie Mac’s operations and activities as a result of a senior preferred stock investment made by the U.S. Treasury in Fannie Mae and Freddie Mac, market responses to developments at Fannie Mae and Freddie Mac, and the future legislative and regulatory action that alters the operations, ownership, structure and/or mission of these institutions, each of which may, in turn, impact the value of, and cash flows on, any mortgage-backed securities guaranteed by Fannie Mae and Freddie Mac, including any such mortgage-backed securities held by the Funds.

Most mortgage-backed securities are pass-through securities, which means that they provide investors with monthly payments consisting of a pro rata share of both regular interest and principal payments, as well as unscheduled early prepayments, on the underlying mortgage pool (less Ginnie Mae’s, Freddie Mac’s or Fannie Mae’s fees and any applicable loan servicing fees). As a result, the holder of the mortgage-backed securities (i.e., the Fund) receives monthly scheduled payments of principal and interest and also may receive unscheduled prepayments of principal on the underlying mortgages. When a Fund reinvests the payments and any unscheduled prepayments it receives, it may have to buy securities that have a lower interest rate than it receives on the mortgage-backed securities. For this reason, pass-through mortgage-backed securities may be less effective than U.S. Government securities as a way to “lock in” long-term interest rates. In general, fixed-rate mortgage-backed securities have greater exposure to this “prepayment risk.”

The market value of mortgage-backed securities, like other fixed income securities, will generally vary inversely with changes in market interest rates, declining when interest rates go up and rising when interest rates go down. Mortgage-backed securities may have less potential for capital appreciation than other fixed income securities of comparable maturities as interest rates decline, due to the increased likelihood of mortgage prepayments. Also, an unexpected increase in interest rates could extend the average life of a mortgage-backed security because of a lower than expected level of prepayments, potentially reducing the security’s value and increasing its volatility. Generally, coupon rates of adjustable rate mortgage-backed securities tend to move with market interest rates and their values fluctuate less than fixed rate mortgage-backed securities. These factors may limit the ability of the Fund to obtain the desired level of total return under varying market conditions.

In addition, to the extent mortgage-backed securities are purchased at a premium, mortgage foreclosures or unscheduled principal prepayments may result in a loss of the holder’s principal investment to the extent of the premium paid. On the other hand, if mortgage-backed securities are bought at a discount, both scheduled payments and unscheduled prepayments of principal will increase current and total returns, and accelerate the recognition of income that will be taxable as ordinary income when distributed to shareholders.

To-Be-Announced (“TBA”) Transactions. A TBA is a forward mortgage-backed securities trade. Pass-through securities issued by Freddie Mac, Fannie Mae and Ginnie Mae trade in the TBA market. The term TBA is derived from the fact that the actual mortgage-backed security that will be delivered to fulfill a TBA trade is not designated at the time the trade is made. The securities are “to be announced” 48 hours prior to the established trade settlement date. The Fund also relies on the seller to complete the transaction. The seller’s failure to do so may cause the Fund to miss a price or yield considered advantageous to the Fund, and a Fund bears the risk of loss in the event of the default or bankruptcy of the seller. In the case of a bankruptcy or other organizational proceeding of the counterparty, the Fund may obtain no or limited recovery and any recovery may be significantly delayed.

U.S. Agency and Non-U.S. Agency Collateralized Mortgage Obligations. Collateralized mortgage obligations (“CMOs”) are mortgage-backed fixed income securities that are collateralized by whole loan mortgages or mortgage pass-through securities. CMOs issued by U.S. Government agencies or Government sponsored enterprises (such as Freddie Mac) are U.S. Agency CMOs, while CMOs issued by private issuers are Non-U.S. Agency CMOs. The securities issued in a CMO offering are divided into groups referred to as tranches, and they are differentiated by the type of return paid by the issuer. A given tranche may receive interest, principal, or a combination of the two, and may include more complex stipulations.

CMOs may include real estate mortgage investment conduits (REMICs). REMICs, which were authorized under the Tax Reform Act of 1986, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended, and invests in certain mortgages principally secured by interests in real property. Guaranteed REMIC pass-through certificates (REMIC Certificates) issued by Fannie Mae or Freddie Mac represent beneficial ownership interests in a REMIC trust consisting principally of mortgage loans or Fannie Mae-, Freddie Mac-, or Ginnie Mae-guaranteed mortgage pass-through certificates. For Freddie Mac REMIC Certificates, Freddie Mac guarantees the timely payment of interest and also guarantees the payment of principal, as payments are required to be made on the underlying mortgage participation certificates. Fannie Mae REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae.

For Agency CMOs, the primary risk is prepayments or extensions of the underlying mortgages serving as collateral and from the structure of the deal (i.e., the priority of the individual tranches). An increase or decrease in prepayment rates will affect the yield, average life, and price of CMOs. For non-Agency CMOs, in addition to prepayment, extension and structure risks, default risk of the underlying collateral is also important. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Also, CMOs can be illiquid, which can increase the cost of buying and selling them.

Commercial Mortgage-Backed Securities. Commercial mortgage-backed securities (“CMBS”) are fixed income securities generally backed by loans on retail, office, industrial, multi-family housing and hotel properties. CMBS are structured like mortgage-backed securities. The CMBS’s collateral creates exposure to the commercial real estate market, while the structure of the security itself will behave like a mortgage-backed security. However, the investor in a CMBS has more prepayment protection than with a mortgage-backed security. The prepayment penalties inherent in a CMBS provide the investor with greater protection than a residential backed mortgage security. CMBS may carry greater credit risk as the securities may represent only a few projects, versus a traditional mortgage-backed security that may represent thousands of residential homeowners spread across different regions of the country.

PRIVATE INVESTMENTS IN PUBLIC COMPANIES: From time to time, a public company may issue its securities in a non-public transaction in reliance on an exemption from the registration requirements of the Securities Act of 1933 (the “1933 Act”). At the time that the issuer sells the unregistered securities, the issuer may commit to register the securities with the SEC, so that the securities may be resold to the public at a later date. The issuer may commit to register the securities by signing a registration rights agreement, which requires the issuer to file a shelf registration statement with the SEC within a specified number of days after the initial sale of the unregistered securities is completed.

REAL ESTATE INVESTMENT TRUSTS (“REITs”): REITs generally are trusts that sell securities to investors and use the proceeds to invest in real estate, real estate-related loans, or interests in real estate. A REIT may focus on a particular project, such as apartment complexes, or a geographic region, or both. REITs are sometimes informally characterized as equity REITs, mortgage REITs, or a combination of equity REITs and mortgage REITs. Equity REITs invest most of their assets directly in real estate property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest most of their assets in real estate mortgages and derive income from interest payments.

Equity REITs may be subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general, including (among others) declines in the value of real estate; extended vacancies of properties; risks related to general and local economic conditions; overbuilding and increased competition; changes in zoning laws; increases in property taxes and operating expenses; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; as well as limitations on and variations in rental income. Mortgage REITs may be subject to risks similar to mortgage-backed securities, notably prepayment risk, default risk, and volatility associated with changes in interest rates and economic conditions.

RESTRICTED SECURITIES: Restricted securities generally include securities acquired in a non-public offering that are not registered under the Securities Act of 1933. Rule 144A securities are restricted securities, which while privately placed, are eligible for purchase and sale under Rule 144A under the 1933 Act. This rule permits certain qualified institutional buyers, such as the Funds, to trade in privately placed securities even though such securities are not registered under the 1933 Act. These securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the 1933 Act. Where registration is required a Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Section 4(2) commercial paper is another type of restricted security that does not meet the requirements of the registration exemption provisions of Section 3(a)(3) of the 1933 Act and that may only be resold by a portfolio in certain private placements or in accordance with Rule 144A.

Pursuant to procedures adopted by the Funds’ Board, certain restricted securities and municipal lease obligations (defined below) that are presumed to be illiquid may be treated as liquid if it is determined that there is a “readily available market” for such security under these procedures. A municipal lease obligation is an obligation in the form of a lease or installment purchase which is issued by a state or local government to acquire equipment and facilities. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt.

RIGHTS AND WARRANTS: Rights are typically short-term obligations issued in conjunction with new stock issuances. Warrants give the holder the right to buy an issuer’s securities at a stated price for a stated period of time.

SECURITIES LENDING: Certain Funds may engage in one or more securities lending programs conducted by the Funds’ custodian as securities lending agent or other entities in an effort to generate additional income. In the securities lending program, the Funds’ custodian is authorized to lend Fund portfolio securities to third parties pursuant to contracts calling for collateral in cash or other forms accepted by the Funds at least equal to the market value of the securities loaned. All securities loaned are marked to market daily in U.S. dollars and collateral is received and released accordingly on the following day to achieve the required collateralization for the previous day’s market value. The Funds receive dividends, distributions and interest on the loaned securities. The Funds also retain all or a portion of the interest received on investment of the cash collateral or receive fees from the borrowers. A Fund may terminate a loan at any time and generally will receive the securities loaned within the normal settlement period for the security involved. However, there are risks of delay in recovery or even loss of rights in collateral in the event of default or insolvency of the borrower. A Fund may not retain voting rights on securities while they are on loan. Voting rights on the loaned securities may pass to the borrower. The Funds, however, are entitled to terminate or recall the loans to vote proxies or otherwise obtain rights to vote or consent with respect to a material event. A Fund will be indemnified by its custodian for securities lending programs conducted through the custodian if at the time of a default by a borrower some or all of the loaned securities have not been returned by the borrower. The custodian, as soon as practicable after the time of default, will deposit in the Funds’ account securities of the same number, issue, type, class, and series of the unreturned loaned securities. If the custodian is unable to purchase replacement securities, it will credit to the Funds’ account an amount equal to the market value of the unreturned loaned securities.

TIME DEPOSITS: A time deposit is a non-negotiable receipt issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market.

U.S. GOVERNMENT SECURITIES: Examples of types of U.S. Government securities in which a Fund may invest include U.S. Treasury obligations and the obligations of U.S. Government agencies or U.S. Government sponsored entities such as Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Fannie Mae, Ginnie Mae, General Services Administration, Central Bank for Cooperatives, Freddie Mac, Federal Intermediate Credit Banks, Maritime Administration, and other similar agencies. Whether backed by the full faith and credit of the U.S. Treasury or not, U.S. Government securities are not guaranteed against price movements due to fluctuating interest rates.

U.S. Treasury Obligations - U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as Separately Traded Registered Interest and Principal Securities (“STRIPS”) and Treasury Receipts (“TRs”).

U.S. Government Zero Coupon Securities - STRIPS and TRs are sold as zero coupon securities, that is, fixed income securities that have been stripped of their unmatured interest coupons. Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities.

U.S. Government Agency Securities - Some obligations issued or guaranteed by agencies of the U.S. Government are supported by the full faith and credit of the U.S. Treasury

(e.g., Treasury bills, notes and bonds, and securities guaranteed by Ginnie Mae), others are supported by the right of the issuer to borrow from the Treasury (e.g., Federal Home Loan Banks), while still others are supported only by the credit of the instrumentality (e.g., Fannie Mae). Guarantees of principal by agencies or instrumentalities of the U.S. Government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities or to the value of a Fund’s shares.

VARIABLE AND FLOATING RATE SECURITIES: Variable and floating rate securities provide for adjustment in the interest rate paid on the obligations. The terms of such obligations typically provide that interest rates are adjusted based upon an interest or market rate adjustment as provided in the respective obligations, meaning that they bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices. The adjustment intervals may be regular, and range from daily up to annually, or may be event-based, such as based on a change in the prime rate. Variable rate obligations typically provide for a specified periodic adjustment in the interest rate, while floating rate obligations typically have an interest rate which changes whenever there is a change in the external interest or market rate.

There is a risk that the current interest rate on variable and floating rate securities may not accurately reflect existing market interest rates. These securities may also involve conditional or unconditional demand features. A security with a demand feature that requires a notice period exceeding seven days may be considered illiquid if there is no secondary market for such security.

WHEN-ISSUED SECURITIES: Securities may be purchased on a when-issued basis. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of the securities is subject to market fluctuation beginning on the purchase commitment date. Typically, no income accrues on securities that a Fund has committed to purchase prior to the time delivery of the securities is made, although the Fund may earn income on securities it has segregated to cover these positions.

YANKEE BONDS AND EURODOLLAR INSTRUMENTS: Yankee bonds are foreign fixed income securities denominated in U.S. dollars and issued in the United States by foreign banks and corporations. These fixed income securities are usually registered with the SEC. The risks of investing in Yankee bonds include interest rate and credit risk as well as foreign securities risk. Eurodollar instruments are fixed income securities issued by foreign corporations and governments that pay interest and principal in U.S. dollars. These instruments are generally held in banks outside the U.S., often in Europe.

ELIGIBLE PRACTICES: There are no restrictions on the Adviser or subadvisers as to the following:

•	Fund portfolio turnover; and

•	Realized gains and losses.

The above eligible practices are not fundamental policies and may be changed by the Trust’s Board without a vote of shareholders.

FUND POLICIES AND INVESTMENT LIMITATIONS

The following policies and limitations supplement those set forth in the Prospectus, and together they govern the management of each Fund’s assets by VIA and the subadvisers (as applicable). Those policies and limitations designated as “fundamental” in this SAI and in the Prospectus cannot be changed with respect to a Fund without the approval of a majority of such Fund’s outstanding voting securities (as defined in the 1940 Act). Other policies and limitations described below and in the Prospectus may be revised at the discretion of the Board.

It is the policy of each Fund (which includes the underlying Funds for each Model Portfolio Fund and Milestone Fund) not to engage in any of the activities or business practices set forth below. Unless it is noted that a particular policy or limitation is not fundamental, these policies or limitations may not be changed with respect to a particular Fund without shareholder approval.

Each Fund (except the High Yield Fund, Select Value Fund, Discovery Fund, Diversifying Strategies Fund, and Milestone Funds) may not:

(1)	Issue senior securities (as defined in the 1940 Act), except as permitted by rule, interpretation or order of the SEC;

(2)	Engage in the business of underwriting securities issued by others, except to the extent a Fund may technically be deemed to be an underwriter under the 1933 Act, as amended;

(3)	Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid (this restriction is not fundamental);

(4)	With respect to 75% of the Fund’s total assets, purchase the securities of any issuer (except obligations of the United States Government and its instrumentalities and securities of other investment companies) if, as a result, (a) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer;

(5)	Make loans, except (i) by purchasing bonds, debentures or similar obligations (including repurchase agreements, subject to the limitation described in (3) above) which are either publicly distributed or customarily purchased by institutional investors, and (ii) by lending its securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the 1940 Act or the rules, orders or interpretations of the SEC thereunder and the aggregate value of all securities loaned does not exceed 33 1/3% of the market value of a Fund’s net assets (this policy does not apply to the Index Funds). An Index Fund may not make loans to other parties, except to the extent permitted under the 1940 Act, including the rules, orders or interpretations thereunder. For purposes of this limitation for the Index Funds, entering into repurchase agreements, lending securities and acquiring any fixed income securities are not deemed to be making loans.

(6)	Pledge, mortgage, or hypothecate its assets, except to secure authorized borrowings or to comply with collateral requirements for certain derivatives or similar transactions, as provided in the Prospectus (this restriction is not fundamental);

(7)	Buy any securities or other property on margin (except as may be needed to enter into futures and options transactions as described in the Prospectus and this SAI and for such short-term credits as are necessary for the clearance of transactions), or engage in short sales (unless by virtue of a Fund’s ownership of other securities that it has a right to obtain at no added cost and which are equivalent in kind and amount to the securities sold), except as set forth in the Prospectus (this restriction is not fundamental);

(8)	Purchase or sell puts or calls, or combinations thereof except as provided herein or in the Prospectus;

(9)	Purchase or sell real estate or real estate limited partnerships (although a Fund may purchase securities secured by real estate interests or interests therein, or issued by companies or investment trusts which invest in real estate or interests therein);

(10)	Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities);

(11)	Invest in the securities of other investment companies, except as may be acquired as part of a merger, consolidation or acquisition of assets approved by a Fund’s shareholders or otherwise to the extent permitted by Section 12 of the 1940 Act or by any rule, order or interpretation of the SEC. Notwithstanding this restriction, the Model Portfolio Funds may enter into arrangements to invest in other Funds of the Trust as described in the Prospectus and in the SAI. A Fund will invest only in investment companies that, taken together and in light of the amounts invested in each, such underlying investment companies have investment objectives and investment policies consistent with those of the Fund making such investment except that a Fund may invest a portion of its assets in a money market fund for cash management purposes (this restriction is not fundamental);

(12)	Invest in companies for the purpose of exercising control or management;

(13)	Borrow money except from banks for temporary or emergency purposes, and in no event in excess of 15% of the market value of its total assets (except that an Index Fund may not borrow money or issue senior securities except to the extent permitted under the 1940 Act); and

(14)	Invest more than 25% of its net assets in any single industry, except for the Index Funds to the extent that such industry concentration is a component of an Index Fund’s benchmark.

The Low Duration Bond Fund, Equity Income Fund and Model Portfolio Global Equity Growth Fund also will provide shareholders with at least 60 days’ prior notice of any change to their non-fundamental policies to invest, under normal circumstances, at least 80% of the Low Duration Bond Fund’s net assets in bonds and other fixed income securities; 80% of the Equity Income Fund’s net assets in equity securities; and 100% of the Model Portfolio Global Equity Growth Fund’s net assets in equity funds that in turn invest at least 80% of their net assets, under normal circumstances, in equity securities or instruments that provide equity exposure. An Index Fund, other than the Core Bond Index Fund, will also provide such notice if it changes its policy to invest, under normal circumstances, at least 90% of its net assets in all or a portion of the securities found in its benchmark index. The Core Bond Index Fund will also provide such notice if it changes its policy to invest, under normal circumstances, at least 80% of its net assets in all or a portion of the securities found in its benchmark index. For purposes of calculating the above 80% or 90% investment percentage requirements, any amount of borrowings for investment purposes are added to the Fund’s net assets. Because the above listed Funds currently do not borrow for investment purposes, no such borrowings are added to the Fund’s net assets when calculating the applicable 80% or 90% investment percentage requirements described above.

The High Yield Fund, Select Value Fund, Discovery Fund, and Diversifying Strategies Fund each may not:

(1)	Issue senior securities (as defined in the 1940 Act), except as permitted by rule, interpretation or order of the SEC;

(2)	Engage in the business of underwriting securities issued by others, except to the extent the Fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended;

(3)	Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid (this restriction is not fundamental);

(4)	With respect to 75% of the Fund’s total assets, purchase the securities of any issuer (except obligations of the United States Government and its instrumentalities and securities of other investment companies) if, as a result, (a) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer;

(5)	Make loans, except (i) by purchasing bonds, debentures or similar obligations (including repurchase agreements, subject to the limitation described in (3) above) which are either publicly distributed or customarily purchased by institutional investors, and (ii) by lending its securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the 1940 Act or the rules, orders or interpretations of the SEC thereunder and the aggregate value of all securities loaned does not exceed 33 1/3% of the market value of the Fund’s net assets;

(6)	Pledge, mortgage, or hypothecate its assets, except to secure authorized borrowings or to comply with collateral requirements for certain derivatives or similar transactions, as provided in the Prospectus (this restriction is not fundamental);

(7)	Buy any securities or other property on margin (except as may be needed to enter into futures and options transactions as described in the Prospectus and the SAI and for such short-term credits as are necessary for the clearance of transactions), or engage in short sales (unless by virtue of the Fund’s ownership of other securities that it has a right to obtain at no added cost and which are equivalent in kind and amount to the securities sold), except as set forth in the Prospectus (this restriction is not fundamental);

(8)	Purchase or sell puts or calls, or combinations thereof except as provided in the SAI or in the Prospectus (this restriction is not fundamental);

(9)	Purchase or sell real estate or real estate limited partnerships (although the Fund may purchase securities secured by real estate interests or interests therein, or issued by companies or investment trusts which invest in real estate or interests therein);

(10)	Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities);

(11)	Invest in the securities of other investment companies, except as may be acquired as part of a merger, consolidation or acquisition of assets approved by the Fund’s shareholders or otherwise to the extent permitted by Section 12 of the 1940 Act or by any rule, order or interpretation of the SEC. The Fund will invest only in investment companies that, taken together and in light of the amounts invested in each, such underlying investment companies have investment objectives and investment policies consistent with those of the Fund making such investment except that the Fund may invest a portion of its assets in a money market fund for cash management purposes (this restriction is not fundamental);

(12)	Invest in companies for the purpose of exercising control or management (this restriction is not fundamental);

(13)	Borrow money except from banks for temporary or emergency purposes, and in no event in excess of 15% of the market value of its total assets;

(14)	Invest more than 25% of its net assets in any single industry; and

(15)	Merge with another investment company without the approval of shareholders except as approved by the Fund’s Board and as permitted by the 1940 Act, any rule, order or interpretation of the SEC and applicable state law.

The High Yield Fund also will provide shareholders with at least 60 days’ prior notice of any change to its nonfundamental policies to invest, under normal circumstances, at least 80% of the Fund’s net assets in high yield fixed income securities and other instruments that are rated below investment grade. For purposes of calculating the above 80% investment percentage requirements, any amount of borrowings for investment purposes are added to the Fund’s net assets.

Each Milestone Fund may not:

(1)	Issue senior securities, (as defined in the 1940 Act) except as permitted by rule, interpretation or order of the SEC;

(2)	Engage in the business of underwriting securities issued by others, except to the extent a Milestone Fund may technically be deemed to be an underwriter under the 1933 Act, as amended;

(3)	Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid (this restriction is not fundamental);

(4)	With respect to 75% of the Fund’s total assets, purchase the securities of any issuer (except obligations of the United States Government and its instrumentalities and securities of other investment companies) if, as a result, (a) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer;

(5)	Make loans, except (i) by purchasing bonds, debentures or similar obligations (including repurchase agreements, subject to the limitation described in (3) above) which are either publicly distributed or customarily purchased by institutional investors, and (ii) by lending its securities to banks, brokers, dealers and other financial institutions as long as such loans are not inconsistent with the 1940 Act or the rules, orders or interpretations of the SEC thereunder and the aggregate value of all securities loaned does not exceed 33 1/3% of the market value of a Milestone Fund’s net assets;

(6)	Pledge, mortgage, or hypothecate its assets, except to secure authorized borrowings or to comply with collateral requirements for certain derivatives or similar transactions, as provided in the Prospectus (this restriction is not fundamental);

(7)	Buy any securities or other property on margin (except as may be needed to enter into futures and options transactions as described in the Prospectus and this SAI and for such short-term credits as are necessary for the clearance of transactions), or engage in short sales (unless by virtue of a Milestone Fund’s ownership of other securities that it has a right to obtain at no added cost and which are equivalent in kind and amount to the securities sold), except as set forth in the Prospectus (this restriction is not fundamental);

(8)	Purchase or sell puts or calls, or combinations thereof except as provided in the SAI or in the Prospectus (this restriction is not fundamental);

(9)	Purchase or sell real estate or real estate limited partnerships (although a Milestone Fund may purchase securities secured by real estate interests or interests therein, or issued by companies or investment trusts which invest in real estate or interests therein);

(10)	Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Milestone Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities);

(11)	Invest in the securities of other investment companies, except as may be acquired as part of a merger, consolidation or acquisition of assets approved by a Milestone Fund’s shareholders or otherwise to the extent permitted by Section 12 of the 1940 Act or by any rule, order or interpretation of the SEC. Notwithstanding this restriction, the Milestone Funds may enter into arrangements to invest in other funds of the Trust as described in the Prospectus and in the SAI. A Milestone Fund will invest only in investment companies that, taken together and in light of the amounts invested in each, such underlying investment companies have investment objectives and investment policies consistent with those of the Milestone Fund making such investment (this restriction is not fundamental);

(12)	Invest in companies for the purpose of exercising control or management (this restriction is not fundamental);

(13)	Borrow money except from banks for temporary or emergency purposes, and in no event in excess of 15% of the market value of its total assets;

(14)	Invest more than 25% of its net assets in any single industry except to the extent that it invests in investment companies and except to the extent that an underlying Fund, in which a Milestone Fund invests, concentrates in a single industry; and

(15)	Merge with another investment company without the approval of shareholders except as approved by the Trust’s Board and as permitted by the 1940 Act, any rule, order or interpretation of the SEC and applicable state law.

The above-mentioned Fund policies and investment limitations are considered and applied at the time investment securities are purchased (with the exception of the restriction on illiquid securities).

For purposes of determining industry concentration, the Funds may use the industry classifications provided by Bloomberg, L.P., the MSCI Barra/Standard & Poor’s Global Industry Classification Standard (“GICS”) or any other reasonable industry classification system.

Note: As stated above, no underlying Fund of a Model Portfolio Fund or a Milestone Fund is permitted to invest more than 25% of its net assets in any single industry; however, also as stated above, this limitation does not apply to an underlying Index Fund to the extent that such industry concentration is a component of such Index Fund’s benchmark.

POLICY ON DISCLOSURE OF FUND PORTFOLIO HOLDINGS

Public Disclosures of the Funds’ Portfolio Holdings

Month-end full portfolio holdings of the Funds will be made publicly available online at www.icmarc.org (the “website”) 25 days after month-end (or the next business day thereafter). Disclosure of Fund portfolio holdings also will be made on a quarterly basis in the Fund’s annual and semi-annual reports to shareholders and in reports on Form N-Q filed with the SEC. These reports are publicly-available upon filing with the SEC, and the portfolio holdings information in them is current as of 60 calendar days before filing.

In addition, marketing materials and the website may disclose the top ten holdings of a Fund, as well as a comparison of such Funds’ top ten holdings from the end of one calendar quarter to the next as is permitted under mutual fund advertising rules.

In addition to the above, some or all of the Funds’ portfolio holdings may be made publicly available at any time on the website provided that, in light of the fact that there will be no confidentiality obligation on the part of any recipient, the Funds’ President and the Funds’ Chief Compliance Officer (“CCO”), or the persons designated by them in writing to act in their absence, make a determination that such disclosure will serve a legitimate business purpose of the Funds and is in the best interests of the Funds and their shareholders. Once information has been made publicly available to all Fund investors on the website, that information may be disclosed in writing or orally to other persons. The CCO shall make and keep a record of all such approved disclosures, and shall report any such disclosures to the Funds’ Board at its next regular meeting. In addition, the Board will be notified of such website disclosure, and a copy of the website disclosure will be provided to the Board, at or before the time it is posted to the website.

Non-Public Disclosures of the Funds’ Portfolio Holdings

General Policies

It is the policy of the Funds not to sell, or to permit any person to receive compensation or other consideration for disclosing, non-public information about Fund portfolio holdings. Further, disclosure of non-public Fund portfolio holdings is not permitted, except as is necessary or appropriate in connection with the day-to-day operations and management of the Funds or otherwise in furtherance of legitimate Fund business purposes.

Non-Public Disclosures to Fund Service Providers

The Funds’ portfolio holdings and related information may be disclosed for legitimate business purposes to the Funds’ investment adviser; subadvisers; custodian; administrator; fund accountant; distributor; transfer agent; sub-transfer agent; dividend disbursing agent; securities lending agent; independent public accountants; legal counsel; rating and ranking organizations; financial printers; pricing information vendors; third-parties that provide investment, analytical, statistical or other necessary or appropriate services to the Fund or to a service provider, including the Funds’ investment adviser, subadvisers or other service providers; and various broker-dealers or commodity professionals contacted by the Funds’ investment adviser or subadvisers in the course of, or in connection with, the Funds’ portfolio transactions (each, a “Service Provider” and collectively, “Service Providers”).

The frequency with which non-public Fund portfolio holdings information may be disclosed to a Service Provider, and the time lag between the date of the information and the date when it is disclosed to the Service Provider, may vary depending on the purposes for which the information is disclosed and other relevant facts and circumstances.

In addition to the Service Providers described above and identified by name elsewhere in this SAI, the service providers that may receive non-public Fund portfolio holdings information include the following: FactSet, Zeno Consulting Group, Automated Securities Clearance LLC, UpTick Data Technologies LLLP, FT Interactive Data Corporation, Electra Information Systems Inc, ISIS Financial Systems, RiskMetrics Group, ITG Inc., ADP Inc., JPMorgan Chase Bank, N.A., Advent Software, Inc., Brown Brothers Harriman & Co., Thomson Reuters Corporation, State Street Bank and Trust, Glass Lewis & Co., Bank of New York, EZE Castle Software, Research Recommendations and Electronic Voting, Fundwork UK Limited, Citibank NA, Evare, LLC, RR Donnelley & Sons Co., and Algorithmics (U.S.).

Non-Public Disclosures to Directors and Independent Directors’ Counsel; Legally Required Disclosures

Non-public Fund portfolio holdings information also may be disclosed to the Trust’s Directors or to counsel to the Independent Directors. Non-public Fund portfolio holdings and related information may be disclosed to any person if required by applicable law (e.g., in a filing with or submission to the SEC or other regulatory body; in connection with a lawsuit or when seeking recovery in legal proceedings; or as required by court or similar order).

Procedures for Non-Public Disclosures

Confidentiality Obligations Required for All Non-Public Disclosures – It is the Funds’ policy that non-public Fund portfolio holdings information can be disclosed (as described above) only if the confidentiality of the information is protected by (a) the obligations of the recipient under a contract with the Trust, a Fund or a Service Provider, (b) the recipient’s fiduciary or professional obligations to the Funds or (c) applicable law (including rules of securities industry self-regulatory organizations).

Approvals Required for Non-Public Disclosures to Service Providers – In addition to the confidentiality requirement above, disclosures of non-public Fund portfolio holdings information to a Service Provider shall be approved by the President, Treasurer, Assistant Treasurer or Secretary of the Trust or by a Manager, Director, Vice-President or Senior Vice-President of VIA or Vantagepoint Transfer Agents LLC (“VTA”).

Any such approval shall be based on a determination that the disclosure will serve a legitimate business purpose of the Funds and is in the best interests of the Funds and their shareholders, after considering relevant factors (including any known actual or apparent conflicts between the interests of Fund shareholders and the interests of ICMA Retirement Corporation (“ICMA-RC”), VIA, VTA, ICMA-RC Services, LLC (“ICMA-RC Services”) or Fund subadvisers (or any of their affiliated persons)).

Other Non-Public Disclosures

Disclosure of non-public Fund portfolio holdings information to other persons or under circumstances not described above may be made only with the prior approval of the Trust’s President and CCO, based on: (1) a determination that the disclosure will serve a legitimate business purpose of the Funds and is in the best interests of the Funds and their shareholders, after considering relevant factors (including any known actual or apparent conflicts between the interests of Fund shareholders and the interests of ICMA-RC, VIA, VTA, ICMA-RC Services or Fund sub-advisers (or any of their affiliated persons)); and (2) confirmation that the party receiving the information is or will be subject to a duty or contractual obligation to keep it confidential. The CCO shall make and keep a record of all such approved disclosures and shall report such disclosure to the Trust’s Board at its next regular meeting.

CCO’s Review of Non-Public Disclosures

The CCO shall review, no less frequently than annually, how non-public portfolio holdings information of the Funds is being disclosed to and used by Service Providers and others, to seek to ensure that such disclosure and use is consistent with this policy and with the best interests of the Funds and their shareholders. In addition, the CCO will report to the Board the results of his annual review of non-public portfolio holdings disclosure.

In addition, VIA and the Funds’ subadvisers, transfer agent and distributor have adopted policies and procedures that prohibit their personnel from trading in securities on the basis of material non-public information and impose restrictions and reporting requirements on personal securities transactions, including transactions in shares of the Funds. These policies and procedures, which typically include policies and procedures designed to protect confidential client information, are administered and enforced by each such Service Provider’s compliance staff. The adequacy and effective implementation of the compliance policies and procedures of these Service Providers as well as those of the Funds’ administrator also are subject to periodic monitoring, review and oversight by the CCO.

MANAGEMENT OF THE TRUST

The Trust is governed by the Board. The Directors stand in the position of fiduciaries to the Trust and its shareholders and, as such, they have a duty of due care and loyalty, and are responsible for protecting the interests of the Funds and their shareholders. The Directors are responsible for overseeing and managing the business and affairs of the Trust. The Trust has three classes of directors: Class 1, Class 2 and Class 3. Class 1 and Class 2 directors serve terms that end on or around the fifth anniversary of their commencement. The Class 3 director serves a one year term.

The number of Directors on the Board is fixed at seven, and six of the current Directors are not “interested persons” of the Trust, as that term is defined in the 1940 Act (each an “Independent Director”). The Board has three standing Committees: the Audit Committee, the Investment Committee and the Nominating and Governance Committee. Each Committee is comprised solely of Independent Directors and operates pursuant to a charter adopted by the Board. The Chair of the Board shall at all times be an Independent Director and the Chair of the Audit Committee and the Chair of the Investment Committee are Independent Directors. The Chair of the Board does not serve as President of the Trust.

In addition to presiding at Board or Committee meetings, the Chairs of the Board and the Committees also review agendas for Board and Committee meetings and generally act as liaisons with management. The Chair of the Board or the Chair of a Committee may also perform such other functions as may be delegated by the Board or Committee from time to time. In addition, the Chair of the Board may delegate his or her powers and duties to the other Directors or to the officers of the Trust as he or she deems appropriate, provided that such delegation is consistent with applicable legal and regulatory requirements.

The Board believes that its leadership structure is appropriate because it allows the Board to exercise informed business judgment over matters under its purview and allocates areas of responsibility among Committees of the Board and the full Board in a manner that seeks to enhance effective oversight. The Board also believes its leadership structure is appropriate in light of the current characteristics of the Trust and its operations, which include, among other things, the fact that all the Funds are organized under a single statutory trust, that the Independent Directors constitute a majority of the Board, the amount of assets under management in the Trust, the investment objectives of the Funds and the ownership of the Trust’s shares.

Risk oversight forms part of the Board’s general oversight of the Funds’ investment program and operations and is addressed as part of various regular Board and Committee activities. Like most mutual funds, the actual day-to-day business of the Trust, including the day-to-day management of risk is performed by certain of the Trust’s third party service providers, such as the Trust’s investment adviser, subadvisers, distributor and administrator. The Board and its Audit Committee and Investment Committee consider risk management matters at meetings held throughout the year. For example, the Audit Committee considers risks related to financial reporting and controls and meets regularly with the Trust’s independent accountant to review reports on such matters and periodically with the internal auditor of the parent company of the

Trust’s investment adviser to consider reports on certain internal audits relating to the Funds. The Investment Committee considers, and meets regularly with the personnel of the Trust’s investment adviser to discuss, the investment performance of the Funds, including investment risk and the use by the subadvisers of various investment strategies, such as the use of derivatives. In addition, under the multi-management structure, the Trust’s investment adviser is responsible for day-to-day oversight, including risk management oversight, of the services provided by the various subadvisers.

The Trust’s investment adviser and certain other service providers prepare regular written reports for Board and Committee meetings that address a variety of risk-related matters. In addition, the Board, the Audit Committee and the Investment Committee may request and receive special written reports or presentations on certain risk-related matters. The Trust’s investment adviser also prepares reports for the Board that enable the Board to monitor the number of fair valued securities in a particular Fund, the reasons for the fair valuation and the methodology used to arrive at the fair value.

The Board also has appointed a CCO for the Trust, who oversees the development and implementation of the Trust’s compliance policies and procedures, which are designed to mitigate risks relating to the possibility of non-compliance with the federal securities laws. The CCO meets quarterly with all Directors and separately in executive session with the Independent Directors, provides presentations to the Board at its quarterly meetings, and presents an annual written compliance report to the Board concerning compliance matters. The CCO also provides regular, and upon request, special, written reports to the Board regarding the operation of the Trust’s compliance policies and procedures. The CCO also discusses relevant risk issues affecting the Trust during executive sessions with the Board and the Independent Directors. In addition, in the event any material risk issues arise, the CCO or other officers of the Trust report such issues to the Board. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight. In addition, it is not possible to identify, prevent or mitigate all risks that may adversely affect the Trust.

VIA serves as investment adviser to the Funds and employs a supporting staff of management personnel needed to provide the requisite services to the Funds and also furnishes the Funds with necessary office space, furnishings, and equipment. Each Fund bears its own direct expenses, such as legal, auditing and custodial fees.

The officers of the Trust are also officers of VIA or its affiliated persons. The officers of the Trust manage its day-to-day operations and are elected by and responsible to the Trust’s Board.

INFORMATION ABOUT THE DIRECTORS AND OFFICERS

The following table provides information about the Directors and officers of the Trust. Each Director oversees all 30 Funds. The business mailing address for the Directors and officers of the Trust is 777 North Capitol Street, N.E., Suite 600, Washington, DC 20002.

Independent Directors

Name and Age	Positions Held with the Trust	Term/Service Expiration and Length of Time Served†	Principal Occupation(s) During the Past Five Years	Directorship(s) of Public Companies and Other Registered Investment Companies During the Past Five Years
George M. Chamberlain, Jr. (68)	Director, Audit Committee Member, Investment Committee Member, and Nominating and Governance Committee Member	October 31, 2016; Director since January 2012	Director and Vice President, Legal and Business Affairs —SCM Advantage LLC (supply chain consulting) (October 2009 – present); Principal—GMC Consulting (corporate consulting) (May 1999 – present); Board member—Alzheimer’s Association Delaware Valley Chapter (January 2008 – present); Board member—Trapp Family Lodge Cooperative (non-profit) (April 2008 – present); Board member and Vice Chair—Walnut Street Theater (January 2000 –June 2010)	N/A

Dorothy D. Hayes (64)	Director, Audit Committee Member and Chair, Investment Committee Member, and Nominating and Governance Committee Member	October 31, 2019; Director since April 2013

Director, Chair of the Enterprise Risk Committee, and member of Executive Committee — First Tech Federal Credit Union (2011–present); Director and Chair of the Finance Committee — American Leadership Forum - Silicon Valley (2011– present); Director (2010 –present), Chair of the Audit Committee (2010 – 2013) and Chair of the Board of Directors (2012 – present) — Silicon Valley FACES; Trustee, chair of the Finance Committee, member of the Executive Committee, and member of the Investment Committee — Computer History Museum (2006 – present);

Director and Chair of the Audit Committee — Range Fuels (development-stage biofuels company) (2008 – 2012); Director and Chair of the Finance Committee — Addison Avenue Federal Credit Union (2002 –2010); Trustee—Foothills Foundation, Foothills Congregational Church (church foundation) (2004-present)

N/A

Name and Age	Positions Held with the Trust	Term/Service Expiration and Length of Time Served†	Principal Occupation(s) During the Past Five Years	Directorship(s) of Public Companies and Other Registered Investment Companies During the Past Five Years
Takashi B. Moriuchi (42)	Director; Investment Committee Member	October 31, 2016; Director since March 2014	Partner —Estancia Capital Management, LLC (private equity firm) (January 2010 – present); Board member —Snowden Capital Advisors LLC (investment advisory firm) (January 2014 – present); Board member —Spruce Private Investors, LLC (investment advisory firm)(October 2012 – present); Director—Equinoxe Alternative Investment Services (alternative investment fund administrator/service provider)(August 2013 – present); Trustee—The Philadelphia School (December 2011 – present); Assets Committee member—Moorestown Friends School (September 2011 – present)	N/A

Timothy M. O’Brien (65)	Chair of the Board and Director, Audit Committee Member, Investment Committee Member and Chair, and Nominating and Governance Committee Member	September 26, 2017; Director since September 2005

Independent Consultant (pension consulting) (2003 – present); Trustee, Chair of Audit

Committee and member of

Investment and Benefits

Committees—Public

Employees Retirement

Association of Colorado (July 2011– present)

N/A

JoAnn H. Price (65)	Director, Investment Committee Member	October 31, 2016; Director since October 2013	President—Fairview Capital Partners, Inc. (private equity firm) (October 1994 – present); Board member—The Board of Regents for Higher Education (State of Connecticut) (December 2013 – present); Treasurer (2011 – present) and Director (October 2001 – present)—Apollo Theater	N/A

Name and Age	Positions Held with the Trust	Term/Service Expiration and Length of Time Served†	Principal Occupation(s) During the Past Five Years	Directorship(s) of Public Companies and Other Registered Investment Companies During the Past Five Years
Foundation; Director—Hartford Foundation for Public Giving (January 2010 – present); Vice Chair (2009 – present) and Director (January 2003 – present)—YMCA of Greater Hartford; Trustee (January 2002 – present) and Former President (2004 –2010)—The Amistad Center for Art and Culture; Director—Hartford Communities that Care, Inc. (January 2012 – present); Member—Howard University School of Business Board of Visitors (January 2002 – present); Trustee—Connecticut Women’s Hall of Fame (January 2012 – present)

Catherine A. Zaharis (54)	Director, Investment Committee member	October 31, 2019; Director since January 2015	Business Director, MBA Finance Career Academy—University of Iowa, Tippie College of Business (October 2008 – present); Chair (November 2013 – present), Board member (October 1999 – present) and former member of Investment Committee (October 1999 – October 2013)—University of Iowa Foundation; Chair (2014 – present) and Board member (2001 – present) — National I-Club	N/A

NOTE:

†	The Declaration of Trust sets forth the length of the Class 1 and Class 2 Directors’ terms (five years for Class 1 and Class 2 Directors), limits each Class 1 and Class 2 Director’s length of service to 12 consecutive years, and prohibits each Director from serving a term that begins after he or she has reached age 72. The date shown in this column reflects the expiration date of the Director’s current term, the end of the Class 1 or Class 2 Director’s 12th year of service, or the Director’s retirement date, whichever occurs first.

Interested Director

Name and Age	Positions Held with the Trust	Term/Service Expiration and Length of Time Served†	Principal Occupation(s) During the Past Five Years	Directorship(s) of Public Companies and Other Registered Investment Companies During the Past Five Years
J. Thomas Lundy (65)*	Director	October 31, 2015; Director since November 2014	Board member (January 2010– present) and Chair of the Board of Directors (January 2014 – present) —ICMA Retirement Corporation; County Manager—Catawba County Government, North Carolina (March 1979 – present); Board member—Alliance for Innovation (local government association) (January 2013 – present); Board member—Credentialing Advisory Board of the International City/County Management Association (2007 – present)	N/A

NOTES:

*	Mr. Lundy is considered to be an “interested person” of the Trust (as that term is defined under the 1940 Act), and thus an “Interested Director,” because he is a Director of ICMA Retirement Corporation (“ICMA-RC”), the parent company of VIA and of ICMA-RC Services, LLC (“RC Services”), the distributor of the Trust’s shares.
†	The Declaration of Trust sets forth the length of the Interested Director’s term (one year for the Class 3 Director), and prohibits each Director from serving a term that begins after he or she has reached age 72. The date shown in this column reflects the expiration date of the Interested Director’s current term, or the Director’s retirement date, whichever occurs first.

Additional Information Regarding the Directors

Each director possesses the specific experience, qualifications, attributes and skills necessary to serve as such. In particular, Mr. Chamberlain has experience as a director and officer for other mutual fund complexes, and has investment management, legal and executive experience having served as the Chief Compliance Officer and General Counsel for a mutual fund administrator and General Counsel for an SEC registered investment adviser; Ms. Hayes has experience in the field of corporate finance as well as executive, audit and financial experience having served in a variety of finance-related positions at publicly traded companies, and she has served as either a director, committee member or committee chair at several non-profit organizations and credit unions; Mr. Lundy has executive and public sector experience through a senior executive position in a local government and has experience as a director of an SEC registered investment adviser firm; Mr. Moriuchi has experience in the investment management industry having served in a variety of senior and executive positions at several asset management firms (including an SEC registered investment adviser) as well as certain private equity firms, and has board experience as either a board member or Committee member at an SEC registered investment adviser firm, a fund service provider and at certain educational organizations; Ms. Price has experience in the investment management field, has executive and financial experience as President of an SEC registered investment adviser firm, and has board membership experience having served as either a director or chair at several non-profit organizations; Mr. O’Brien has financial and executive experience having served as a pension consultant and as a chief executive officer for a non-profit organization, has government audit and accounting experience having served as auditor of a state government and serves as a trustee, committee member and committee chair at a state pension plan; and Ms. Zaharis has experience in the investment management industry having served in senior positions at asset management firms (including an SEC registered investment adviser), and she has served as a board director, chair of the board, and committee member (as well as committee chair) at an educational organization’s endowment foundation and has formerly served as a board member at certain philanthropic and civic leadership organizations.

Officers

Name and Age	Positions Held with the Trust	Term/Service Expiration and Length of Time Served†	Principal Occupation(s) During the Past Five Years	Directorship(s) of Public Companies and Other Registered Investment Companies During the Past Five Years
Robert P. Schultze (64)	President and Principal Executive Officer	Since March 2015	Chief Executive Officer and President—ICMA Retirement Corporation (February 2015 – present); President and Manager—Vantagepoint Investment Advisers, LLC, and ICMA-RC Services, LLC (broker-dealer); President and Manager—Vantagepoint Transfer Agents, LLC (February 2015 – present); Director and President, VantageTrust Company, LLC (February 2015 – present); Director—Virginia Retirement System (August 2005 – February 2015)	N/A

Karen D. McBarnette (56)	Vice President and Chief Compliance Officer	Since November 2014	Senior Vice President and Chief Compliance Officer (November 2014 – present) —ICMA Retirement Corporation; Chief Compliance Officer —Vantagepoint Investment Advisers, LLC and VantageTrust Company, LLC (November 2014 – present); Vice President (Mutual Fund Compliance) (2013 – November 2014), Director (Compliance - Mutual Funds) (2008 – 2013)—ICMA Retirement Corporation; Acting Chief Compliance Officer — The Vantagepoint Funds, Vantagepoint Investment Advisers, LLC, ICMA Retirement Corporation, VantageTrust Company, LLC (October 2014 – November 2014)	N/A

Gregory J. Dyson (57)	Treasurer	Since March 2015	Senior Vice President and Chief Operations & Marketing Officer—ICMA Retirement Corporation (December 2008 – present); Manager— Vantagepoint Transfer Agents, (December 2009 – present) and ICMA-RC Services, LLC (broker-dealer) (September 2003 – present)	N/A

Name and Age	Positions Held with the Trust	Term/Service Expiration and Length of Time Served†	Principal Occupation(s) During the Past Five Years	Directorship(s) of Public Companies and Other Registered Investment Companies During the Past Five Years
Angela C. Montez (47)	Secretary	Since December 2006

Senior Vice President, General Counsel and Secretary—ICMA Retirement Corporation (April 2015 – present); Secretary—Vantagepoint Investment Advisers, LLC, Vantagepoint Transfer Agents, LLP, ICMA-RC Services, LLC(broker-dealer), and

VantageTrust Company, LLC (April 2015 – present); Managing Vice President, Deputy General Counsel (October 2007 –March 2015) and Assistant Secretary (November 2006 – March 2015)—ICMA Retirement Corporation; Assistant Secretary—Vantagepoint Investment Advisers, LLC, Vantagepoint Transfer Agents, LLP and ICMA-RC Services, LLC (December 2011 – March 2015); Assistant Secretary—VantageTrust Company, LLC (February 2008 – March 2015)

N/A

Richard P. Whitty (47)	Assistant Treasurer	Since June 2012	Vice President, Controller (May 2012 – present) and Assistant Treasurer (June 2012 – present) —ICMA Retirement Corporation; Assistant Treasurer, VantageTrust Company, LLC (June 2012 – Present); Assistant Treasurer— Vantagepoint Transfer Agents, LLC, Vantagepoint Investment Advisers, LLC and ICMA-RC Services, LLC (broker-dealer) (December 2012 – present); Director and Assistant Controller —ICMA Retirement Corporation (May 2005 – May 2012)	N/A

Name and Age	Positions Held with the Trust	Term/Service Expiration and Length of Time Served†	Principal Occupation(s) During the Past Five Years	Directorship(s) of Public Companies and Other Registered Investment Companies During the Past Five Years
George H. Suzich (60)	Assistant Treasurer	Since March 2009	Managing Vice President (Tax & Regulatory Compliance) (January 2014 – present) and Assistant Treasurer (2009 – present)—ICMA Retirement Corporation; Assistant Treasurer— Vantagepoint Investment Advisers, LLC, Vantagepoint Transfer Agents, LLP and ICMA-RC Services, LLC (broker dealer) (December 2010 – present); Assistant Treasurer—VantageTrust Company, LLC (April 2009 – present); Vice President (Tax & Regulatory Compliance) —ICMA Retirement Corporation (July 2005 – January 2014)	N/A

Victor J. Edgar (54)	Assistant Treasurer	Since March 2013	Vice President (Financial Operations) —ICMA Retirement Corporation (October 2012 – present); Director (Financial Operations)—ICMA Retirement Corporation (July 2006 – September 2012)	N/A

Thomas G. McAndrews (47)	Assistant Secretary	Since March 2015	Vice President (Securities Counsel) (June 2008 – present) and Assistant Secretary (February 2015 – present)—ICMA Retirement Corporation; Assistant Secretary—Vantagepoint Investment Advisers, LLC, Vantagepoint Transfer Agents, LLP and ICMA-RC Services, LLC(broker dealer) (December 2010 – present); Assistant Secretary—VantageTrust Company, LLC (February 2015 – present)	N/A

Christopher F. Chase (40)	Assistant Secretary	Since March 2015	Senior Counsel—ICMA Retirement Corporation (September 2012 – present); Attorney-Advisor—U.S. Securities and Exchange Commission, Division of Corporation Finance (September 2008 – August 2012)	N/A

COMPENSATION

Directors are paid a quarterly retainer for their services, in recognition of their duties and responsibilities over and above meeting attendance that require at least two days of service, study and review each quarter. The chairperson of the Board is paid a higher quarterly retainer in recognition of the additional responsibilities and time required in serving in that position.

In addition, each Director is paid a fee for each regular meeting and each special meeting, attended in-person, at which the approval of an investment advisory or subadvisory agreement is considered. A Director also is paid a meeting fee for any committee meeting or other special meeting attended in-person and held on a date other than the date of another compensated meeting. A Director does not receive compensation for participating in a meeting by telephone, unless the telephonic meeting is held in lieu of a regular in-person meeting in order to minimize travel costs and achieve a quorum. To promote continuing Director education, a Director who attends an Investment Company Institute seminar or conference receives an attendance fee, limited to a certain dollar amount per year.

At the conclusion of each calendar year, a stipend is paid to each Director of the Trust who attended all “in-person” regular, special and committee meetings for which he or she was responsible. A lesser stipend is paid to those Directors who missed one meeting, and to those Directors who missed no more than one regular Board meeting and one committee or special meeting. Attendance at a meeting by telephone does not count as attendance, unless the meeting was scheduled as a teleconference. Failure to attend a meeting caused by flight cancellations or family emergencies or absences from special Board meetings or committee meetings due to prior schedule conflicts announced at the time the meeting was scheduled are not considered missed meetings for purposes of calculating the stipend.

Compensation is adjusted annually for increases in the national CPI/urban index, with a maximum annual increase of five (5) percent.

The Trust pays a portion of the cash compensation of the CCO of the Trust. ICMA-RC, VIA’s parent company, also compensates the Trust’s CCO for serving as its Chief Compliance Officer, as well as VIA’s Chief Compliance Officer. The amount paid by the Trust during the year ended December 31, 2014 totaled $245,408.

The following table provides information about compensation received by each Director for the fiscal year ended December 31, 2014.

Name of Person	Aggregate Compensation From the Trust
Independent Directors
George M. Chamberlain	$23,505
Dorothy D. Hayes	$24,034
Takashi B. Moriuchi*	$19,135
Timothy M. O’Brien	$26,127
JoAnn H. Price	$18,194
Catherine A. Zaharis*	$0
Interested Director
J. Thomas Lundy**	$0

*	Mr. Moriuchi’s service as a Director began on March 1, 2014, and Ms. Zaharis’ service as a Director began on January 1, 2015.
**	Mr. Lundy’s service as a Director began on November 1, 2014. Mr. Lundy declined to receive compensation for the year ended December 31, 2014.

OWNERSHIP OF FUND SHARES BY THE DIRECTORS

The following table represents Fund shares owned by the Directors as of December 31, 2014.

Name of Director	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies

Independent Directors
George M. Chamberlain	-0-	None
Dorothy D. Hayes	-0-	None
Takashi B. Moriuchi*	-0-	None
Timothy M. O’Brien	Equity Income – $10,001-$50,000 Growth & Income Fund – $10,001-$50,000 Select Value Fund – $10,001-$50,000 Discovery Fund – $10,001-$50,000	$50,001-$100,000
JoAnn H. Price	-0-	None
Catherine A. Zaharis*	-0-	None
Interested Director
J. Thomas Lundy*	Overseas Equity Index Fund – Over $100,000 Model Portfolio Long Term Growth Fund – Over $100,000	Over $100,000

*	Mr. Moriuchi’s service as a Director began on March 1, 2014, Mr. Lundy’s service as a Director began on November 1, 2014, and Ms. Zaharis’ service as a Director began on January 1, 2015.

As of the date of this SAI, Directors and officers of the Trust as a group beneficially owned less than 1% of the outstanding shares of each Fund (or each class thereof, as applicable).

COMMITTEES OF THE BOARD

There are three standing committees of the Board: Audit Committee; Nominating and Governance Committee; and Investment Committee.

The members of the Audit Committee are: George M. Chamberlain, Jr., Dorothy D. Hayes, and Timothy M. O’Brien. The Board has determined that Ms. Hayes and Mr. O’Brien are “audit committee financial experts” as that term has been defined under the federal securities laws. The Audit Committee operates pursuant to a charter adopted by the Board. The responsibilities of the Audit Committee include: acting as a liaison between the independent registered public accountants and the Board and overseeing the Funds’ accounting and financial reporting practices; approving the engagement, retention and termination of auditors; evaluating the independence of the auditors; meeting with the auditors to discuss the scope of the audit, audit results and any matters of concern that may be raised by the auditors. The Audit Committee reports to the Board on significant results of the Committee’s activities. The Audit Committee held four meetings during the fiscal year ended December 31, 2014.

The members of the Nominating and Governance Committee are: George M. Chamberlain, Jr., Dorothy D. Hayes, and Timothy M. O’Brien. The Committee operates pursuant to a charter adopted by the Board. The Committee is responsible for evaluating qualifications of candidates for Board membership and making recommendations for nominees to the Board (and, with regard to nominations of independent director candidates, makes recommendations to the other Independent Directors). The Nominating and Governance Committee will review shareholder recommendations to fill vacancies, provided they are submitted in writing, addressed to the Committee and mailed to the Trust at the address listed in the SAI. The Committee will periodically review Board member compensation and reviews, as necessary, the responsibilities of any Board committee. The Nominating and Governance Committee makes recommendations to the Board for nomination for membership on Board Committees and reviews committee assignments. The Nominating and Governance Committee held four meetings during the fiscal year ended December 31, 2014.

The Investment Committee consists of all of the Board’s Independent Directors and operates pursuant to a charter adopted by the Board. The responsibilities of the Investment Committee include: receiving and reviewing reports from the Adviser on the investment performance of each Fund, including subadviser performance; reviewing and considering recommendations from the Adviser regarding proposed new Funds and proposed changes to the investment objectives and strategies for existing Funds; reviewing and considering recommendations from the Adviser regarding proposed new Fund subadvisers, proposed changes to the target allocations of the assets of a Fund among its existing subadvisers, and the termination of subadvisers; reviewing and considering recommendations from the Adviser regarding any proposed changes among the underlying Funds in which the Model Portfolio Funds or the Milestone Funds invest and to the target allocations to such underlying Funds; and periodically reviewing the investment performance benchmarks and peer group comparisons for each Fund and any changes to such benchmarks or peer groups that may be proposed from time to time by the Adviser. The Investment Committee held six meetings during the fiscal year ended December 31, 2014.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Control Persons. A majority of the voting shares of each Fund are held either directly, or indirectly through the Model Portfolio Funds and the Milestone Funds, by VantageTrust, a group trust sponsored and maintained by VantageTrust Company, LLC (“Trust Company”), 777 N. Capitol Street, N.E. Washington, DC 20002. VantageTrust was established for the purpose of holding and investing the assets of public sector retirement and deferred compensation plans. The Trust Company, a New Hampshire non-depository banking company, has the power to vote the shares of the Funds directly held by VantageTrust, and pursuant to the proxy voting policies adopted by the Funds’ Adviser, the Fund’s Adviser generally will seek instructions from the board of directors of the Trust Company on how to vote the shares of the underlying Funds held by the Model Portfolio Funds and the Milestone Funds, and will cast such votes in accordance with the instructions received. The Trust Company therefore, directly or indirectly, has the power to vote more than 25% of each Fund’s voting securities and is therefore considered a “control person” of the Funds for purposes of the 1940 Act. Both the Trust Company and the Funds’ Adviser are wholly owned subsidiaries of ICMA-RC. As a control person of each Fund, the Trust Company has the ability to control the outcome of matters submitted to the vote of shareholders.

The following represents the percentage of total shares outstanding in each of the Funds held, directly or indirectly, by VantageTrust as of May 31, 2015:

Fund	Percentage (total shares outstanding) held by VantageTrust
Low Duration Bond Fund	77.25%
Inflation Focused Fund	78.40%
High Yield Fund	86.21%
Equity Income Fund	90.60%
Growth & Income Fund	85.16%
Growth Fund	94.39%
Select Value Fund	92.07%
Aggressive Opportunities Fund	94.95%
Discovery Fund	91.73%
International Fund	85.47%
Diversifying Strategies Fund	86.88%
Core Bond Index Fund	87.37%
500 Stock Index Fund	91.71%
Broad Market Index Fund	80.63%
Mid/Small Company Index Fund	86.24%
Overseas Index Fund	94.07%
Model Portfolio Conservative Growth Fund	84.38%
Model Portfolio Traditional Growth Fund	91.61%
Model Portfolio Long-Term Growth Fund	94.94%
Model Portfolio All-Equity Growth Fund	94.32%
Milestone Retirement Income Fund	73.23%
Milestone 2010 Fund	75.14%
Milestone 2015 Fund	80.39%
Milestone 2020 Fund	83.89%
Milestone 2025 Fund	83.24%
Milestone 2030 Fund	81.84%
Milestone 2035 Fund	80.58%
Milestone 2040 Fund	81.55%
Milestone 2045 Fund	75.80%
Milestone 2050 Fund	74.46%

Principal Holders. Below are the names, addresses, and percentage of ownership of each person (or entity) that owns of record or is known to own beneficially 5% or more of any class of any Fund’s outstanding shares as of May 31, 2015:

Name	Address	Fund and Class	Percentage Owned
VantageTrust	777 N. Capitol Street, NE Washington, DC 20002	Low Duration Bond Fund – T Shares	83.29%
		Inflation Focused Fund – T Shares	82.18%
		High Yield Fund – T Shares	86.21%
		Equity Income Fund – T Shares	92.68%
		Growth & Income Fund – T Shares	87.14%
		Growth Fund – T Shares	95.42%
		Select Value Fund – T Shares	93.68%
		Aggressive Opportunities Fund – T Shares	97.98%
		Discovery Fund – T Shares	93.76%
		International Fund – T Shares	86.88%
		Diversifying Strategies Fund – T Shares	86.88%
		Core Bond Index Fund – T Shares	89.39%
		500 Stock Index Fund – T Shares	100.00%
		Broad Market Index Fund – T Shares	86.71%
		Mid/Small Company Index Fund – T Shares	92.18%
		Overseas Index Fund – T Shares	100.00%
		Model Portfolio Conservative Growth Fund – TM Shares	100.00%
		Model Portfolio Traditional Growth Fund – TM Shares	100.00%
		Model Portfolio Long-Term Growth Fund – TM Shares	100.00%
		Model Portfolio Global Equity Growth Fund – TM Shares	100.00%
		Milestone Retirement Income Fund – TM Shares	100.00%
		Milestone 2010 Fund – TM Shares	100.00%
		Milestone 2015 Fund – TM Shares	100.00%
		Milestone 2020 Fund – TM Shares	100.00%
		Milestone 2025 Fund – TM Shares	100.00%
		Milestone 2030 Fund – TM Shares	100.00%
		Milestone 2035 Fund – TM Shares	100.00%
		Milestone 2040 Fund – TM Shares	100.00%
		Milestone 2045 Fund – TM Shares	100.00%
		Milestone 2050 Fund – TM Shares	100.00%

Name	Address	Fund and Class	Percentage Owned
State College Borough General Employees Pension Plan	243 South Allen Street State College, PA 16801	Low Duration Bond Fund - Investor Shares	12.60%
		International Fund – Investor Shares	18.84%
		500 Stock Index Fund – Class II	35.78%
		Mid/Small Company Index Fund – Class II	24.69%
		Core Bond Index Fund – Class II	24.88%

State College Borough Police Pension Plan	243 South Allen Street State College, PA 16801	Low Duration Bond Fund - Investor Share	14.09%
		International Fund – Investor Shares	21.08%
		500 Stock Index Fund – Class II	40.02%
		Mid/Small Company Index Fund – Class II	27.62%
		Core Bond Index Fund – Class II	27.83%

ICMA Retirement Corporation	777 N. Capitol Street, NE Washington, DC 20002	Milestone 2050 Fund – Investor M Shares	5.03%

Prudential Retirement Insurance and Annuity Company	One Commercial Plaza 280 Trumbull Street Hartford, CT 06103-3599	Growth & Income Fund - T Shares	5.49%
		Broad Market Index Fund – T Shares	13.29%
		Inflation Focused Fund – T Shares	8.75%

New York Life Trust Company	169 Lackawanna Ave Parsippany, NJ 07054-1007	Aggressive Opportunities Fund – Investor Shares	9.49%
		International Fund – Investor Shares	10.89%
		Growth & Income Fund – Investor Shares	10.28%
		Equity Income Fund – Investor Shares	7.84%
		Broad Market Index Fund – Class I	11.64%
		Inflation Focused Fund – Investor Shares	8.19%
		Discovery Fund – Investor Shares	26.83%
		Select Value Fund – Investor Shares	10.02%

County of Sacramento	700 H Street Suite 4667 Sacramento, CA 95814	Milestone 2020 Fund – Investor M Shares	6.64%
		Milestone 2025 Fund – Investor M Shares	9.27%
		Milestone 2030 Fund – Investor M Shares	10.82%
		Milestone 2035 Fund – Investor M Shares	14.53%
		Milestone 2040 Fund –Investor M Shares	14.74%
		Milestone 2045 Fund – Investor M Shares	21.64%
		Mid/Small Company Index Fund – Class II	5.41%
		Overseas Equity Index Fund – Class II	10.31%

County of Orange	333 NW. Santa Anna Blvd. 2nd Floor Santa Ana, CA 92701	Select Value Fund – Investor Shares	11.34%
		Discovery Fund – Investor Shares	12.22%
		Core Bond Index Fund – Class II	7.33%
		Aggressive Opportunities Fund Investor Shares	30.43%
		Overseas Equity Index Fund – Class II	17.02%
		Mid/Small Company Index Fund – Class II	18.06%
		500 Stock Index Fund – Class II	11.41%
		Milestone 2025 Fund – Investor M Shares	6.14%
		Milestone 2030 Fund – Investor M Shares	5.77%
		Milestone 2035 Fund – Investor M Shares	6.16%
		Milestone 2040 Fund – Investor M Shares	5.02%

Orange County Library District	101 East Central Blvd. Orlando, FL 32801	Overseas Equity Index Fund – Class II	61.04%
		Mid/Small Company Index Fund – Class II	10.79%
		Broad Market Index Fund – Class II	37.72%

City of St. Charles	200 North Second Street St. Charles, MO 63301	Core Bond Index Fund – Class II	15.38%

Name	Address	Fund and Class	Percentage Owned
City of San Pablo	1 Alvarado Square San Pablo, CA 94086	Model Portfolio Long-Term Growth Fund – Investor M Shares	6.49%

Delta Charter Township	7710 W. Saginaw Hwy Lansing, MI 48917	Model Portfolio Conservative Growth Fund – Investor M Shares	10.76%

City of Port St. Lucie	121 S.W. Port St. Lucie Blvd. Port St. Lucie, FL 34984	Low Duration Bond Fund – Investor Class	11.44%
		Broad Market Index Fund – Class II	44.55%

Town of Concord	P.O. Box 535 Concord, MA 01742	Milestone 2030 Fund – Investor M Shares	7.42%

City of Gaithersburg	31South Summit Ave. Gaithersburg, MD 20887	Model Portfolio Long-Term Growth Fund – Investor M Shares	6.05%

County of Loudon	1 Harrison St. SE Leesburg, VA 20177	Milestone 2045 Fund – Investor M Shares	5.47%

City of Mill Valley	26 Corte Madera Ave. Mill Valley, CA 94941	Model Portfolio Conservative Growth Fund – Investor M Shares	6.51%

INVESTMENT ADVISORY AND OTHER SERVICES

VIA is a wholly owned subsidiary of, and is controlled by, ICMA-RC, a retirement plan administrator and investment adviser whose principal investment advisory client is VantageTrust. ICMA-RC was established as a not-for-profit organization in 1972 to assist state and local governments and their agencies and instrumentalities in the establishment and maintenance of deferred compensation and qualified retirement plans for the employees of such public sector entities. ICMA-RC has been registered as an investment adviser with the SEC since 1983.

VIA is a Delaware limited liability company, and is registered as an investment adviser with the SEC.

VIA provides investment advisory services to each of the Funds, including the Model Portfolio Funds and Milestone Funds, pursuant to Master Investment Advisory Agreements (each an “Advisory Agreement”). The advisory services include Fund design, establishment of Fund investment objectives and strategies, selection and management of subadvisers (as applicable), and performance monitoring. VIA furnishes periodic reports to the Trust’s Board regarding the investment strategy and performance of each Fund.

In connection with managing the investment operations of the Funds, VIA has the authority to supervise and direct each Fund’s investments and has the discretion to determine from time to time what securities and other investments will be purchased or sold by a Fund and what portion of its assets will be invested or held uninvested as cash. VIA also may place orders with or through such brokers, dealers or futures commissions merchants as it may select. In addition, VIA has the authority and discretion to discharge and delegate its investment management responsibilities through the appointment of one or more subadvisers.

VIA supervises and directs each Fund’s investments and continually monitors the performance of the subadvisers. Currently, all Funds other than the Model Portfolio Funds and Milestone Funds have one or more subadvisers. Pursuant to Board approval, the subadvisers are retained with the assistance of VIA, and day-to-day discretionary security and brokerage selection and portfolio management rests with the subadvisers. As each Model Portfolio Fund and Milestone Fund invests in a combination of other Funds of the Trust and one or more third party ETFs, VIA is responsible for allocating the assets of each Model Portfolio Fund and Milestone Fund among these underlying funds, and for selecting the broker-dealers who will execute the purchases or sales of the ETFs for the Model Portfolio Funds and Milestone Funds.

From time to time VIA may recommend to the Board that a subadviser be terminated and replaced with another subadviser or an additional subadviser be hired. VIA may also recommend to the Board that a portion of a Fund’s assets that had been managed by a terminated subadviser be managed using an indexing strategy on a temporary basis, while VIA conducts a search for a replacement subadviser. This would only be considered by VIA if an appropriate index was available that met the stated investment objective and strategy of a Fund.

Pursuant to the Advisory Agreements, each Fund compensates VIA for these services by paying VIA an annual advisory fee assessed against daily average net assets under management in each Fund as follows:

ADVISORY FEE

Name of Fund	Advisory Fee
Each Fund except the High Yield Fund, Model Portfolio Funds and Index Funds	0.10% on all assets

High Yield Fund*	0.28% on all assets

Each Index Fund	0.05% on all assets

Each Model Portfolio Fund	0.10% on the first $500 million of assets 0.09% on the next $500 million to $1 billion of assets 0.08% over $1 billion of assets

*	For the period from May 1, 2015 until April 30, 2016, VIA has contractually agreed to waive a portion of its investment advisory fee so that its advisory fee shall not exceed 0.20% of the High Yield Fund’s annual average daily net assets under management with VIA.

Advisory fees of a Fund are allocated to each share class of such Fund (as applicable) on the basis of the relative net assets of each share class.

VIA received the following investment advisory fees for the fiscal years ended December 31, 2012, 2013, and 2014:

Advisory Fee Paid	2012	2013	2014
Low Duration Bond Fund	$563,783	$583,343	$713,832
Inflation Focused Fund	640,084	613,624	557,632
High Yield Fund*	N/A	N/A	567,240
Equity Income Fund	1,934,181	2,208,494	2,399,717
Growth & Income Fund	1,248,071	1,446,670	1,685,720
Growth Fund	1,866,490	2,054,629	2,271,593
Select Value Fund	343,354	410,029	463,863
Aggressive Opportunities Fund	994,159	1,093,685	1,153,528
Discovery Fund	204,544	236,583	273,945
International Fund	1,228,932	1,319,485	1,478,068
Diversifying Strategies Fund	916,792	1,012,244	1,086,185
Core Bond Index Fund	602,568	629,132	754,381
500 Stock Index Fund	215,828	273,973	347,779
Broad Market Index Fund	268,030	314,719	407,601
Mid/Small Company Index Fund	227,916	289,550	362,408
Overseas Equity Index Fund	101,580	125,416	153,038
Model Portfolio Conservative Growth Fund	579,735	618,608	652,152
Model Portfolio Traditional Growth Fund	1,308,463	1,402,848	1,520,554
Model Portfolio Long-Term Growth Fund	1,608,472	1,761,059	1,941,640
Model Portfolio Global Equity Growth Fund	675,828	764,771	896,384
Milestone Retirement Income Fund	228,374	293,947	331,668
Milestone 2010 Fund	231,545	266,261	293,469
Milestone 2015 Fund	409,822	496,575	569,669

Advisory Fee Paid	2012	2013	2014
Milestone 2020 Fund	429,733	548,295	697,540
Milestone 2025 Fund	342,249	448,877	583,565
Milestone 2030 Fund	269,475	357,120	478,253
Milestone 2035 Fund	175,037	241,244	331,514
Milestone 2040 Fund	170,794	235,376	321,588
Milestone 2045 Fund	43,854	69,801	114,484
Milestone 2050 Fund **	110	11,096	9,055

*	Fees for the High Yield Fund are N/A for 2012 and 2013 because this Fund did not commence operations until May 1, 2014. For the period from May 1, 2015 until April 30, 2016, VIA has contractually agreed to waive a portion of its investment advisory fee so that its advisory fee shall not exceed 0.20% of the High Yield Fund’s annual average daily net assets under management with VIA.
**	VIA has contractually agreed to waive fees and/or reimburse expenses to the Milestone 2050 Fund until April 30, 2016 by limiting total annual fund operating expenses to 0.85% for the TM Shares (effective March 1, 2013) and 1.10% for the Investor M Shares (the Fund’s existing shares were renamed Investor M Shares on March 1, 2013).

VIA or its broker-dealer affiliate, ICMA-RC Services, provides all distribution and marketing services for the Funds. ICMA-RC Services receives no compensation for its services as principal underwriter and distributor of the Funds. Neither VIA nor ICMA-RC Services receive compensation for the distribution and marketing services they provide to the Funds. The Funds’ shares are offered on a continuous basis.

VTA, an affiliated person of VIA, is the Funds’ designated transfer agent and, pursuant to a Transfer Agency and Administrative Services Agreement (the “VTA Agreement”), provides certain transfer agency and administrative shareholder support services for the Funds and the share classes thereof related to the retirement plans and other investors investing in the Funds. The services provided by VTA under the VTA Agreement include, among other things, preparation of shareholder reports and proxies, shareholder recordkeeping and processing of orders.

VTA receives asset-based compensation for these services (“VTA Fees”) on an annual basis. Prior to March 1, 2013, such VTA Fees were as follows:

Fund	Fee
All Funds, except the Index Funds, the Model Portfolio Funds and the Milestone Funds	0.35%
Index Funds: Class I Shares	0.30%
Index Funds: Class II Shares	0.10%
Model Portfolio Funds and Milestone Funds	None

Beginning March 1, 2013, VTA Fees are as follows:

Fund	Fee
All Funds (Investor Shares), except the Index Funds, the Diversifying Strategies Fund, the High Yield Fund,* the Model Portfolio Funds and the Milestone Funds	0.35%
Index Funds: Class I Shares	0.30%
Index Funds: Class II Shares	0.10%
All Funds (T Shares)**, except the Model Portfolio and the Milestone Funds	0.10%
Model Portfolio Funds and Milestone Funds – TM Shares	None
Model Portfolio Funds and Milestone Funds – Investor M Shares	0.25%

*	The High Yield Fund did not commence operations until May 1, 2014.
**	VTA has contractually agreed to waive 0.05% of its 0.10% VTA Fee on T shares of the Index Funds through April 30, 2016.

VTA Fees for the fiscal years ended December 31, 2012, 2013 and 2014 were as follows:

Amount Received	2012	2013	2014
Low Duration Bond Fund	$1,973.281	$1,039,159	$841,110
Inflation Focused Fund	2,240,341	1,095,206	624,869
High Yield Fund*	N/A	N/A	202,592
Equity Income Fund	6,769,771	3,592,045	2,548,219
Growth & Income Fund	4,368,340	2,339,440	1,783,848
Growth Fund	6,532,850	3,296,562	2,344,280
Select Value Fund	1,201,764	651,120	486,776
Aggressive Opportunities Fund	3,479,629	1,779,232	1,234,961
Discovery Fund	715,919	378,289	287,027
International Fund	4,301,350	2,165,720	1,525,355
Diversifying Strategies Fund	3,208,837	1,615,995	1,086,224
Core Bond Index Fund	2,946,880	1,744,469	821,311
500 Stock Index Fund	638,514	643,687	442,939
Broad Market Index Fund	783,985	742,705	514,522
Mid/Small Company Index Fund	999,603	763,065	440,954
Overseas Equity Index Fund	302,267	292,577	184,119
Model Portfolio Conservative Growth Fund	N/A	179,093	263,094
Model Portfolio Traditional Growth Fund	N/A	209,095	327,486
Model Portfolio Long-Term Growth Fund	N/A	182,253	286,428
Model Portfolio Global Equity Growth Fund	N/A	78,486	127,536
Milestone Retirement Income Fund	N/A	147,497	219,638
Milestone 2010 Fund	N/A	126,473	181,867
Milestone 2015 Fund	N/A	186,529	276,910
Milestone 2020 Fund	N/A	170,337	273,574
Milestone 2025 Fund	N/A	139,763	236,226
Milestone 2030 Fund	N/A	119,954	212,737
Milestone 2035 Fund	N/A	89,886	159,308
Milestone 2040 Fund	N/A	83,573	148,618
Milestone 2045 Fund	N/A	35,367	69,937
Milestone 2050 Fund	N/A	9,087	21,301

*	Fees for the High Yield Fund are N/A for the above periods because this Fund did not commence operations until May 1, 2014.

VIA’s advisory fees, as well as VTA Fees, are deducted from the applicable Fund’s assets, and their effect is factored into any quoted share price or investment return for that Fund.

The address for VIA, ICMA-RC Services, and VTA is 777 N. Capitol Street, N.E., Washington, DC 20002.

On May 5, 2008, VTA contracted with JPMorgan Chase Bank, N.A., 303 Broadway, Cincinnati, Ohio, 45202, to serve as sub-transfer agent to the Funds, to maintain certain transfer agency records and provide certain related services to VTA. On December 13, 2011, JPMorgan Chase Bank, N.A. delegated to US Bancorp Fund Services, LLC, 777 E. Wisconsin Ave., Milwaukee, Wisconsin, 53202, the obligation to perform these sub-transfer agent services. VTA compensates JPMorgan Chase Bank, N.A. for such services from VTA Fees it receives from the Fund.

The Trust, VIA, ICMA-RC Services and each subadviser have adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act. The codes apply to the personal investing activities of access persons as defined by Rule 17j-1, and are designed to prevent unlawful practices in connection with the purchase and sale of securities by access persons. Under the codes, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes and, in certain cases, pre-clear securities transactions. A copy of these codes are on file with the SEC and available to the public.

On May 5, 2008, the Funds entered into a Mutual Fund Service Agreement with J.P. Morgan Investor Services Co. (whose successor in interest is JPMorgan Chase Bank, N.A. (“JP Morgan”)), wherein JP Morgan performs certain financial reporting, tax services, fund accounting, administrative, and portfolio compliance services for the Funds. JP Morgan receives fees for the services provided that are either a specified dollar amount or based on a percentage of a Fund’s assets depending on the type of service being provided. JP Morgan received the following fees for these services for the fiscal years ended December 31, 2012, 2013, and 2014:

Fund	2012	2013	2014
Low Duration Bond Fund	$38,750	$46,500	$54,778
Inflation Focused Fund	38,750	46,500	54,250
High Yield Fund*	N/A	N/A	14,750
Equity Income Fund	74,128	95,207	125,552
Growth & Income Fund	56,832	72,382	95,079
Growth Fund	81,166	97,575	124,086
Select Value Fund	44,167	53,000	61,833
Aggressive Opportunities Fund	56,596	68,557	85,422
Discovery Fund	38,750	46,500	54,250
International Fund	61,852	78,589	102,221
Diversifying Strategies Fund	59,307	73,915	90,368
Core Bond Index Fund	47,981	59,898	77,856
500 Stock Index Fund	36,250	43,500	53,842
Broad Market Index Fund	36,250	43,500	55,778
Mid/Small Company Index Fund	36,250	43,500	53,978
Overseas Equity Index Fund	36,250	43,500	53,750
Model Portfolio Conservative Growth Fund	27,424	34,272	41,294
Model Portfolio Traditional Growth Fund	49,265	62,340	78,077
Model Portfolio Long-Term Growth Fund	58,744	75,082	96,552
Model Portfolio Global Equity Growth Fund	30,288	37,940	50,318

Fund	2012	2013	2014
Milestone Retirement Income Fund	22,917	27,500	32,083
Milestone 2010 Fund	22,917	27,500	32,083
Milestone 2015 Fund	23,031	29,309	37,548
Milestone 2020 Fund	23,300	30,453	41,267
Milestone 2025 Fund	22,917	28,003	37,266
Milestone 2030 Fund	22,917	27,500	33,716
Milestone 2035 Fund	22,917	27,500	32,083
Milestone 2040 Fund	22,917	27,500	32,083
Milestone 2045 Fund	22,917	27,500	32,083
Milestone 2050 Fund	0	7,036	32,083

*	Fees for the High Yield Fund are N/A for the above periods because this Fund did not commence operations until May 1, 2014.

SUBADVISERS

The day-to-day investment management of certain Funds’ assets rests with one or more subadvisers retained with the assistance of VIA. The responsibility for overseeing subadvisers rests with VIA.

The following firms currently serve as subadvisers. Information relating to individual subadvisers has been provided by that subadviser.

AllianceBernstein L.P. (“AllianceBernstein”), 1345 Avenue of the Americas, New York, NY 10105, a leading global investment management firm, serves as a subadviser to the Inflation Focused Fund. AllianceBernstein is a majority-owned subsidiary of AXA S.A. (“AXA”), one of the largest global financial services organizations. At December 31, 2014, AllianceBernstein Holding L.P. (“AB Holding”) owned approximately 36.9% of the issued and outstanding AllianceBernstein units and AXA owned an approximate 62.7% economic interest in AllianceBernstein.

Artisan Partners Limited Partnership (“Artisan”), 875 E. Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202, serves as a subadviser to the International Fund and the Select Value Fund. Artisan is managed by its general partner, Artisan Investments GP LLC that is wholly owned by Artisan Partners Holdings LP. Artisan Partners Holdings LP’s sole general partner is Artisan Partners Asset Management Inc., a publicly traded company.

Atlanta Capital Management Company, LLC (“Atlanta Capital”), 1075 Peachtree Street NE, Suite 2100, Atlanta, Georgia 30309 serves as a subadviser to the Growth Fund. The firm is an indirect majority owned subsidiary of Eaton Vance Corporation, a publicly traded company.

BlackRock Financial Management, Inc. (“BlackRock”), 55 East 52nd Street, New York, New York 10055, serves as a subadviser to the Inflation Focused Fund. BlackRock is a wholly-owned subsidiary of BlackRock, Inc.

Columbus Circle Investors (“Columbus Circle”), Metro Center, One Station Place, 8th Floor South, Stamford, Connecticut 06902, serves as a subadviser to the Growth Fund. Columbus Circle is a Delaware general partnership. Its partners are CCIP, LLC and Principal Global Columbus Circle, LLC, which are affiliated with Principal Financial Group, Inc., a publicly traded company.

Fiduciary Management, Inc. (“FMI”), 100 East Wisconsin Avenue, Suite 2200, Milwaukee, Wisconsin 53202, serves as a subadviser to the Growth & Income Fund. FMI is a 100% employee owned Wisconsin corporation.

GlobeFlex Capital, LP, (“GlobeFlex”), 4365 Executive Drive, Suite 720, San Diego, California 92121, serves as a subadviser to the International Fund. GlobeFlex is organized as a California partnership with its general partner being Ansmar Capital, Inc., a California corporation controlled by Marina Marrelli and Robert Anslow.

Mellon Capital Management Corporation (“Mellon Capital”), 50 Fremont Street, San Francisco, California 94105, serves as a subadviser to the Index Funds. Mellon Capital is a wholly owned, indirect subsidiary of The Bank of New York Mellon Corporation, a publicly traded financial services and bank holding company.

Mondrian Investment Partners Limited (“Mondrian”), 10 Gresham Street, 5th Floor, London, EC2V 7JD, United Kingdom, serves as a subadviser to the International Fund. Mondrian is a limited liability company organized under the laws of England and Wales and is 100% employee owned.

Oaktree Capital Management, L.P. (“Oaktree”), 333 S. Grand Ave., 28th Floor, Los Angeles, CA 90071, serves as a subadviser to the High Yield Fund and Diversifying Strategies Fund. Oaktree, a Delaware limited partnership, is indirectly controlled by Oaktree Capital Group, LLC (“OCG”), a Delaware limited liability company that is publicly-traded. The manager of OCG is Oaktree Capital Group Holdings GP, LLC, a Delaware limited liability company whose senior executives are Oaktree’s Principals, Howard Marks, Bruce Karsh, Jay Wintrob, John Frank, David Kirchheimer, Stephen Kaplan, Larry Keele and Sheldon Stone.

Pacific Investment Management Company, LLC (“PIMCO”), 650 Newport Center Drive, Newport Beach, California 92660, serves as a subadviser to the Inflation Focused Fund. PIMCO is a majority owned subsidiary of Allianz Asset Management with minority interests held by certain of its current and former officers, by Allianz Asset Management of America LLC, and by PIMCO Partners, LLC, a California limited liability company. Prior to December 31, 2011, Allianz Asset Management was named Allianz Global Investors of America L.P. PIMCO Partners, LLC is owned by certain current and former officers of PIMCO. Through various holding company structures, Allianz Asset Management is majority owned by Allianz SE.

Payden & Rygel, 333 S. Grand Avenue, Los Angeles, California 90071, serves as a subadviser to the Low Duration Bond Fund, Discovery Fund and Diversifying Strategies Fund. The firm is a privately held independent investment management organization owned by twenty senior employees who are actively involved in the day-to-day operations of the firm.

Schroder Investment Management North America Inc. (“SIMNA”), 875 Third Avenue, New York, NY 10022, serves as a subadviser to the Low Duration Bond Fund. SIMNA is a wholly owned subsidiary of Schroder U.S. Holdings Inc., which is a subsidiary of Schroders plc, a publicly traded global asset management company.

Shenkman Capital Management, Inc. (“Shenkman”), 461 Fifth Avenue, New York, New York 10017, serves as a subadviser to the Diversifying Strategies Fund. Shenkman is a privately owned New York corporation controlled by Mark R. Shenkman.

Southeastern Asset Management, Inc. (“Southeastern”), 6410 Poplar Avenue, Suite 900, Memphis, Tennessee 38119, serves as a subadviser to the Equity Income Fund and Aggressive Opportunities Fund. Southeastern is wholly owned by its employees.

SSGA Funds Management, Inc. (“SSGA FM”), State Street Financial Center, 1 Lincoln Street, Boston, Massachusetts 02111, serves as a subadviser to the Aggressive Opportunities Fund, Equity Income Fund and Diversifying Strategies Fund. SSGA FM is a wholly owned subsidiary of State Street Corporation, a publicly traded company.

Systematic Financial Management L.P. (“Systematic”), 300 Frank W. Burr Boulevard, 7th Floor, Teaneck, New Jersey 07666, serves as a subadviser to the Select Value Fund. Affiliated Managers Group, Inc. (“AMG”), a publicly traded asset management company, holds a majority interest in Systematic through AMG’s wholly-owned subsidiary, Titan NJ LP Holdings LLC.

T. Rowe Price Associates, Inc. (“T. Rowe Price”), 100 East Pratt Street, Baltimore, Maryland 21202, serves as a subadviser to the Growth & Income Fund and Equity Income Fund. T. Rowe Price is a wholly owned subsidiary of T. Rowe Price Group, Inc., a financial services holding company listed on the Nasdaq National Market.

TimesSquare Capital Management, LLC, (“TimesSquare”), 7 Times Square, 42nd Floor, New York, NY 10036, serves as a subadviser to the Aggressive Opportunities Fund. TimesSquare is owned by its senior executives and AMG, which is a publicly traded asset management holding company.

Victory Capital Management Inc. (“Victory Capital”), 4900 Tiedeman Road, 4th Floor Brooklyn, Ohio 44144, serves as a subadviser to the Growth Fund. Victory Capital is an independent investment management firm that is a wholly-owned subsidiary of Victory Capital Holdings, Inc., which itself is owned by Crestview Partners and certain Victory Capital employees. Victory Capital is a multi-boutique asset manager comprised of multiple investment teams, referred to as investment franchises, each of which utilizes an independent approach to investing. NewBridge Asset Management is the investment franchise responsible for management of Victory Capital’s portion of the Large Cap Growth Portfolio.

Walter Scott & Partners Limited (“Walter Scott”), One Charlotte Square, Edinburgh, Scotland EH2 4DR, UK, serves as a subadviser to the International Fund. Walter Scott is a wholly owned subsidiary of The Bank of New York Mellon Corporation, a publicly traded financial services and bank holding company.

WEDGE Capital Management L.L.P. (“WEDGE”), 301 South College Street, Suite 2920 Charlotte, North Carolina, 28202, serves as a subadviser to the Select Value Fund. WEDGE is structured as a North Carolina limited liability partnership with eight general partners.

Wellington Management Company LLP (“Wellington Management”) is a Delaware limited liability partnership with principal offices at 280 Congress Street, Boston, MA 02210. Wellington Management is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership. Wellington Management serves as a subadviser to the Equity Income Fund, Growth & Income Fund, and Discovery Fund.

Wells Capital Management Inc. (“WellsCap”), 525 Market Street, San Francisco, California 94105, serves as a subadviser to the Aggressive Opportunities Fund. WellsCap is an indirect wholly owned subsidiary of Wells Fargo & Company, a publicly traded company.

Western Asset Management Company (“Western Asset”), 385 E. Colorado Boulevard, Pasadena, California 91101, serves as a subadviser to the High Yield Fund. Western Asset is a California corporation and a wholly owned subsidiary of Legg Mason, Inc., a publicly traded company. Western Asset Management Company Limited (“Western Asset Limited”), 10 Exchange Square, Primrose Street, London, EC 2A2EN, United Kingdom, serves as a sub-subadviser to the portion of the High Yield Fund managed by Western Asset. Western Asset Limited is a corporation organized under the laws of England and a wholly owned subsidiary of Legg Mason, Inc.

Westfield Capital Management Company, L.P. (“Westfield”), One Financial Center, Boston, Massachusetts 02111, serves as a subadviser to the Growth Fund. Westfield is 100% employee owned.

Information on the advisory services provided by each subadviser for each Fund can be found in the Prospectus, under the heading “Additional Information About the Funds’ Investment Objectives and Principal Investment Strategies.”

The following tables identify each subadviser and indicate the annual subadvisory fee that is paid out of the assets of each Fund. A subadvisory fee is assessed against average daily net assets under management unless otherwise noted. The fee schedules that have been negotiated with each subadviser and the fees paid for the fiscal years ended December 31, 2012, 2013, and 2014 are set forth below. The Model Portfolio Funds and Milestone Funds are not included in the following tables because these Funds do not have subadvisers.

Fund/Subadviser	Assets Managed	Fee	Amount Paid 12/31/12	Amount Paid 12/31/13	Amount Paid 12/31/14

Low Duration Bond Fund Subadviser(s)
Payden & Rygel	First $200 million	0.10%
	Next $100 million	0.09%	$264,633	$278,539	$317,614
	Over $300 million	0.08%

SIMNA[1]	First $130 million	0.250%
	Next $370 million	0.125%	$502,200	$521,704	$580,982
	Next $500 million	0.100%
	Over $1 billion	0.080%

1.	SIMNA began serving as a subadviser of the Fund on October 11, 2013. Prior to that date, SIMNA’s affiliate, STW Fixed Income Management, LLC (“STW”), served as subadviser to the Fund. The above fee schedule charged by SIMNA is the same as the fee schedule that was charged by STW. Fees paid by the Fund prior to October 11, 2013 were paid to STW.

Fund/Subadviser	Assets Managed	Fee	Amount Paid 12/31/12	Amount Paid 12/31/13	Amount Paid 12/31/14

Inflation Focused Fund Subadviser(s)
AllianceBernstein[2]	First $150 million	0.19%	$0	$0	$0
	Over $150 million	0.16%

BlackRock	First $100 million	0.12%	$291,714	$390,324	$283,829
	Next $100 million	0.10%
	Over $200 million	0.08%

PIMCO	Flat Fee	0.20%	$612,765	$625,014	$559,863

2.	AllianceBernstein began serving as a subadviser of the Fund on May 1, 2015.

Fund/Subadviser	Assets Managed	Fee	Amount Paid 12/31/12	Amount Paid 12/31/13	Amount Paid 12/31/14

High Yield Fund Subadviser(s)
Oaktree[3]	When assets managed by Oaktree (“AUM”) are up to $750 million, the fee schedule is as follows:		N/A	N/A	$543,714

	First $500 million	0.50%
	Above $500 million and up to
	$750 million	0.45%

	When AUM exceeds $750 million, the fee schedule resets to this flat fee.	0.42%

Western Asset[4]	Flat Fee	0.20%	N/A	N/A	$60,012

3.	Oaktree began serving as a subadviser of the Fund on May 1, 2014.
4.	Western Asset began managing a portion of the Fund as subadviser on August 1, 2014 and Western Asset Limited became a sub-subadviser to this portion of the Fund on October 7, 2014. Under the investment sub-subadvisory agreement between Western Asset and Western Asset Limited, Western Asset pays Western Asset Limited a flat rate of 0.20% for assets delegated to the sub-subadviser in connection with services provided under that agreement.

Fund/Subadviser	Assets Managed	Fee		Amount Paid 12/31/12	Amount Paid 12/31/13	Amount Paid 12/31/14

Equity Income Fund Subadviser(s)

Barrow, Hanley, Mewhinney & Strauss, LLC (“BHMS”)[5]	If average daily net assets managed by BHMS are below $525 million			$1,395,945	$1,532,858	$571,706

	First $10 million	0.75%
	Next $15 million	0.50%
	Next $175 million	0.25%
	Next $600 million	0.20%
	Over $800 million	0.15%

	If average daily net assets managed by BHMS are above $525 million:

	First $200 million	0.30%
	Next $300 million	0.20%
	Over $500 million	0.15%

Southeastern	First $50 million	0.75%		$3,249,440	$3,600,462	$3,437,020
	Over $50 million	0.50%

SSGA FM6	Flat (Minimum Annual Fee of $75,000)	0.0325%		N/A	N/A	$74,483
T. Rowe Price[7]	When assets managed by T. Rowe Price (“AUM”) are below $100 million, the fee schedule is as follows:*			$1,945,391	$2,196,501	$2,387,294

	First $50 million of AUM Next $50 million of AUM, but below $100 million	0.50 0.45	% %

	When AUM reaches $100 million, the fee schedule resets to this flat fee.*	0.40%

	When AUM reaches $200 million, the fee schedule resets to this flat fee.*	0.35%

	When AUM reaches $500 million, the fee schedule resets as follows:*
	First $500 million	0.325%
	Over $500 million	0.300%

	When AUM reaches $1 billion, the fee schedule resets to this flat fee.*	0.30%

Fund/Subadviser	Assets Managed	Fee	Amount Paid 12/31/12	Amount Paid 12/31/13	Amount Paid 12/31/14

Equity Income Fund Subadviser(s)

Wellington Management[6]	When assets managed by Wellington (“AUM”) are below $300 million, the fee schedule is as follows:		N/A	N/A	$1,042,946

	First $50 million	0.40%
	Next $50 million	0.30%
	Over $100 million	0.25%

	When AUM reaches $300 million, the fee schedule resets to this flat fee.	0.25%

5.	BHMS ceased serving as a subadviser on February 4, 2014.
6.	SSGA FM and Wellington Management began serving as subadvisers of the Fund on February 4, 2014.
7.	T. Rowe Price has agreed to voluntarily waive a portion of its subadvisory fees for the Fund. For the fiscal years ended December 31, 2012, 2013 and 2014, the waiver equaled $76,853, $93,010 and $96,276 respectively.

* Transitional Credits

When AUM approaches or falls below the $100 million, $200 million, $500 million or $1 billion asset breakpoints and application of the fee schedule for that particular level of assets results in a fee that exceeds the minimum fee applicable to the next higher lever of assets (“Next Level Minimum Fee”), T. Rowe Price will provide a transitional credit so that the dollar amount payable to T. Rowe Price is not more than the Next Level Minimum Fee.

Fund/Subadviser	Assets Managed	Fee	Amount Paid 12/31/12	Amount Paid 12/31/13	Amount Paid 12/31/14

Growth & Income Fund Subadviser(s)

FMI	First $100 million	0.32%
	Over $100 million	0.28%	$1,231,975	$1,390,395	$1,626,583

T. Rowe Price[8]	First $250 million	0.400%
	Next $250 million	0.375%	$1,171,969	$1,319,509	$1,540,564
	Over $500 million	0.350%

Wellington Management[9]	When assets managed by Wellington (“AUM”) are below $300 million, the fee schedule is as follows:		$1,318,578	$1,501,509	$1,768,281

	First $50 million	0.40%
	Next $50 million	0.30%
	Over $100 million	0.25%

	When AUM reaches $300 million, the fee schedule resets to this flat fee.	0.25%

8.	T. Rowe Price has agreed to voluntarily waive a portion of its subadvisory fees for the Fund. For the fiscal years ended December 31, 2012, 2013 and 2014, the waiver equaled $46,578, $56,674 and $62,816 respectively.
9.	On February 5, 2014, the fee schedule charged by Wellington Management was replaced with the above two-part fee schedule. Prior to February 5, 2014, the fee schedule charged by Wellington Management was: 0.40% for the first $50 million of assets managed, 0.30% for the next $50 million, and 0.25% on assets managed over $100 million.

Fund/Subadviser	Assets Managed	Fee	Amount Paid 12/31/12	Amount Paid 12/31/13	Amount Paid 12/31/14

Growth Fund Subadviser(s)
Atlanta Capital [10]	Flat Fee	0.30%	$456,094	$1,470,891	$1,332,913

Columbus Circle	First $300 million	0.35%	$1,588,302	$1,650,863	$1,851,803
	Over $300 million	0.30%

D.G. Capital Management Trust (“D.G. Capital”) [11]	Flat Fee	0.35%	$201,238	N/A	N/A

Legg Mason Capital Management, LLC (“LMCM”)[11]	Flat Fee	0.32%	$271,302	N/A	N/A

Tukman Grossman Capital Management, Inc. (“Tukman Grossman”) [11,12]	If average daily net assets are below $600 million	0.50%	$341,208	N/A	N/A

	If average daily net assets are above $600 million:
	First $20 million	1.00%
	Next $480 million	0.50%
	Next $500 million	0.40%
	Over $1 billion	0.30%

Victory Capital [10,13]	First $100 million	0.29%	$830,246	$1,284,665	$1,448,698
	Over $100 million	0.25%

Westfield	First $300 million	0.35%	$1,796,172	$1,953,151	$2,191,850
	Over $300 million	0.30%

10.	Atlanta Capital and Victory Capital began serving as subadvisers of the Fund on January 23, 2012.
11.	D.G. Capital, LMCM and Tukman Grossman ceased serving as subadvisers of the Fund on January 23, 2012.
12.	While serving as a Fund subadviser, Tukman Grossman agreed to waive a portion of its subadvisory fee in an amount equal to 0.10%. For the fiscal year ended December 31, 2012, this waiver equaled $17,264.
13.	Effective August 1, 2013, the subadvisory fee schedule charged by Victory Capital was replaced with the above fee schedule. Prior to this date, Victory Capital’s subadvisory fee schedule was: 0.29% for the first $100 million of assets managed, 0.27% for the next $100 million and 0.25% for managed assets over $200 million.

Fund/Subadviser	Assets Managed	Fee	Amount Paid 12/31/12	Amount Paid 12/31/13	Amount Paid 12/31/14

Select Value Fund Subadviser(s)

Artisan	First $150 million	0.55%	$613,752	$716,935	$837,831
	Next $100 million	0.50%
	Over $250 million	0.45%

Systematic	First $50 million	0.50%	$466,825	$533,293	$619,030
	Next $200 million	0.35%
	Over $250 million	0.30%

WEDGE	First $10 million	0.75%	$596,786	$672,139	$763,433
	Next $75 million	0.65%
	Next $15 million	0.50%
	Next $50 million	0.40%
	Over $150 million	0.30%

Fund/Subadviser	Assets Managed	Fee	Amount Paid 12/31/12	Amount Paid 12/31/13	Amount Paid 12/31/14

Aggressive Opportunities Fund Subadviser(s)

LMCM[14]	Flat Fee	0.32%	$855,958	N/A	N/A

Southeastern	First $50 million	0.75%	$1,077,248	$907,888	$990,070
	Over $50 million	0.50%

SSGA FM15	Flat Fee	0.0325%	N/A	$113,056	$114,572

TimesSquare	First $300 million	0.50%	$1,490,489	$1,574,156	$1,733,061
	Next $200 million	0.47%
	Over $500 million	0.45%

Wellington Management[14]	First $50 million	0.425%	$724,267	N/A	N/A
	Next $275 million	0.400%
	Over $325 million	0.375%

WellsCap[15]	First $100 million	0.450%	$101,588	$1,146,995	$1,255,170
	Next $150 million	0.425%
	Over $250 million	0.400%

14.	LMCM and Wellington Management ceased serving as subadvisers to the Fund on August 27, 2012.
15.	SSGA FM and WellsCap began serving as subadvisers of the Fund on August 27, 2012.

Fund/Subadviser	Assets Managed	Fee	Amount Paid 12/31/12	Amount Paid 12/31/13	Amount Paid 12/31/14

Discovery Fund Subadviser(s)

Payden & Rygel	First $250 million	0.150%	$150,909	$170,598	$201,513
	Next $250 million	0.125%
	Next $250 million	0.100%
	Over $750 million	0.075%

Wellington Management	First $200 million	0.73%	$731,182	$825,428	$994,165
	Next $300 million	0.70%
	Over $500 million	0.67%

Fund/Subadviser	Assets Managed	Fee	Amount Paid 12/31/12	Amount Paid 12/31/13	Amount Paid 12/31/14

International Fund Subadviser(s)
Artisan	First $100 million	0.70%	$1,373,396	$1,468,527	$1,618,463
	Over $100 million	0.60%

GlobeFlex[16]	First $450 million	0.40%	$1,433,927	$1,532,680	$1,621,034
	Over $450 million	0.30%

Mondrian	First $100 million	0.54%	$1,657,588	$1,939,144	$2,113,614
	Over $100 million	0.40%

Walter Scott[17]	Flat Fee	0.50%	$1,149,499	$1,316,207	$1,531,845

16.	Effective March 1, 2012, GlobeFlex added a breakpoint of 0.30% for assets over $450 million (GlobeFlex’s fee schedule prior to this date was a flat rate of 0.40% for all assets).
17.	Effective June 20, 2014, the suabdvisory fee charged by Walter Scott was replaced by the above fee schedule. Prior to this date, Walter Scott’s fee schedule was: 0.60% for the first $100 million of assets managed and 0.50% for the assets managed over $100 million. Walter Scott voluntarily reduced its subadvisory fee from April 1, 2014 through June 19, 2014 so that its fee for the International Fund was a flat 0.50% of the average daily net asset value of the assets managed by Walter Scott in the International Fund. This waiver totaled $21,644 for year ended December 31, 2014.

Fund/Subadviser	Assets Managed	Fee	Amount Paid 12/31/12	Amount Paid 12/31/13	Amount Paid 12/31/14

Diversifying Strategies Fund Subadviser(s)

Calamos Advisors LLC	First $100 million	0.55%	$821,320	$1,203,912	$377,388
(“Calamos”) [18]	Next $150 million	0.50%
	Over $250 million	0.45%

Mellon Capital19	Flat Fee	0.65%	$875,149	$658,014	$377,176

Oaktree[20]	Flat Fee	0.50%	N/A	N/A	$694,604

Payden & Rygel	First $200 million	0.10%	$212,850	$169,926	$100,023
(Enhanced Cash	Next $100 million	0.09%
Management Strategy)[21]	Over $300 million	0.08%

Payden & Rygel	First $200 million	0.10%	$298,273	$330,162	$322,618
(Low Duration–Plus Fixed	Next $100 million	0.09%
Income Strategy)	Over $300 million	0.08%

Payden & Rygel	First $250 million	0.150%	N/A	N/A	$192,715
(Enhanced Equity Strategy)[22]	Next $250 million	0.125%
	Next $250 million	0.100%
	Over $750 million	0.075%

Shenkman	First $ 50 million	0.400%	$594,025	$912,476	$959,882
	Next $250 million	0.375%
	Over $300 million	0.350%

SSGA FM23	Flat Fee	0.07%	N/A	N/A	$15,666

18.	Calamos ceased serving as a subadviser on February 4, 2014.
19.	Mellon ceased serving as a subadviser on May 1, 2014. The subadvisory fee for Mellon Capital was calculated based on the average daily net asset value of the assets allocated and assigned to it by VIA. For the period from May 1, 2011 until April 30, 2014, Mellon Capital has agreed to waive a portion of its investment subadvisory fees so that its fees shall not exceed 0.325% of the Fund’s annual average daily net assets under management with Mellon Capital. For the periods ended December 31, 2012, 2013, and 2014 this fee waiver equaled $809,380, $635,701 and $217,462 respectively.
20.	Oaktree began serving as a subadviser of the Fund on February 4, 2014.
21.	Payden & Rygel ceased managing an Enhanced Cash Management strategy for the Fund on May 1, 2014.
22.	Payden & Rygel began managing its Enhanced Equity strategy for a portion of the Fund on May 1, 2014.
23.	SSGA FM began serving as a subadviser of the Fund on May 1, 2014.

Fund/Subadviser	Assets Managed	Fee	Amount Paid 12/31/12	Amount Paid 12/31/13	Amount Paid 12/31/14
Core Bond Index Fund Subadviser(s)
Mellon Capital[24]	Flat Fee	0.01%	$243,269	$162,518	$144,237

24.	Effective January 18, 2013, Mellon Capital lowered its fee from 0.05% for the first $50 million, 0.04% for the next $50 million, 0.02% for the next $900 million and 0.01% for the assets over $1 billion to a flat rate of 0.01% for all assets.

Fund/Subadviser	Assets Managed	Fee	Amount Paid 12/31/12	Amount Paid 12/31/13	Amount Paid 12/31/14
500 Stock Index Fund Subadviser(s)
Mellon Capital[25]	Flat Fee	0.01%	$82,732	$64,593	$66,771

25.	Effective January 18, 2013, Mellon Capital lowered its fee from 0.04% for the first $50 million, 0.03% for the next $50 million, 0.015% for the next $900 million and 0.01% for the assets over $1 billion to a flat rate of 0.01% for all assets.

Fund/Subadviser	Assets Managed	Fee	Amount Paid 12/31/12	Amount Paid 12/31/13	Amount Paid 12/31/14
Broad Market Index Fund Subadviser(s)
Mellon Capital[26]	First $400 million	0.0175%
	Over $400 million	0.0100%	$119,489	$102,264	$108,912

26.	Effective January 18, 2013, Mellon Capital lowered its fee from 0.05% for the first $50 million, 0.04% for the next $50 million, 0.0175% for the next $900 million and 0.01% for the assets over $1 billion to 0.0175% for the first $400 million and 0.01% for assets over $400 million.

Fund/Subadviser	Assets Managed	Fee	Amount Paid 12/31/12	Amount Paid 12/31/13	Amount Paid 12/31/14
Mid/Small Company Index Fund Subadviser(s)
Mellon Capital[27]	First $400 million	0.0175%
	Over $400 million	0.0100%	$133,495	$103,915	$101,249

27.	Effective January 18, 2013, Mellon Capital lowered its fee from 0.07% for the first $50 million, 0.06% for the next $50 million, 0.02% for the next $900 million and 0.01% for the assets over $1 billion to 0.0175% for the first $400 million and 0.01% for assets over $400 million.

Fund/Subadviser	Assets Managed	Fee	Amount Paid 12/31/12	Amount Paid 12/31/13	Amount Paid 12/31/14

Overseas Equity Index Fund Subadviser(s)

Mellon Capital[28]	First $150 million	0.05%
	Over $150 million	0.03%	$138,010	$118,936	$120,727

28.	Effective January 18, 2013, Mellon Capital lowered its fee from 0.10% for the first $50 million, 0.06% for the next $950 million, and 0.01% for the assets over $1 billion to 0.05% for the first $150 million and 0.03% for assets over $150 million.

ADDITIONAL INFORMATION PERTAINING TO THE PORTFOLIO MANAGERS OF THE FUNDS

The following represents additional information regarding other accounts managed by each Fund’s portfolio manager(s) as of the date indicated. Information relating to portfolio manager compensation, potential conflicts of interest and ownership of shares also follows. All of the information in this section regarding a particular subadviser and its portfolio managers and other personnel has been provided by that subadviser. The information below regarding conflicts of interest and compensation reflects the relevant subadviser’s own description of and conclusions and beliefs regarding those subjects and the subadviser’s related policies and procedures.

AllianceBernstein

AllianceBernstein reported the following regarding other accounts managed by portfolio manager(s) as of December 31, 2014:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts*
Fund/Portfolio Manager(s)	Number	Total Assets (in millions)	Number	Total Assets (in millions)	Number		Total Assets (in millions)
Inflation Focused Fund
Greg Wilensky, CFA	52	$10,427	29	$929	119	*	$9,631
Rajen Jadav, CFA	52	$10,427	23	$185	114		$8,577

*	AllianceBernstein reported that one of these accounts with assets of $393 million has an advisory fee based upon performance of the account.

Potential Conflicts of Interest

AllianceBernstein states that as an investment adviser and fiduciary, AllianceBernstein owes its clients and shareholders an undivided duty of loyalty. AllianceBernstein states that the firm recognizes that conflicts of interest are inherent in its business and accordingly has developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, and allocating investment opportunities. AllianceBernstein states that the firm’s investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. AllianceBernstein states that the firm places the interests of its clients first and expects all of its employees to meet their fiduciary duties.

Employee Personal Trading

AllianceBernstein states that the firm has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of AllianceBernstein own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. AllianceBernstein states that subject to the reporting requirements and other limitations of its

Code of Business Conduct and Ethics, AllianceBernstein permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds. AllianceBernstein states that the firm’s Code of Business Conduct and Ethics requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by AllianceBernstein. AllianceBernstein states that the firm’s Code of Business Conduct and Ethics also requires preclearance of all securities transactions and imposes a 60-day holding period for securities purchased by employees to discourage short-term trading.

Managing Multiple Accounts for Multiple Clients

AllianceBernstein states that the firm has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. AllianceBernstein states that conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. AllianceBernstein states that investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. AllianceBernstein states that among other things, AllianceBernstein’s policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, AllianceBernstein states that investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. AllianceBernstein states that no investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. AllianceBernstein states that investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for its clients and is not tied specifically to the performance of any particular client’s account, nor is it directly tied to the level or change in the level of assets under management.

Allocating Investment Opportunities

AllianceBernstein states that the firm has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. AllianceBernstein states that these policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. AllianceBernstein states that the investment professionals at AllianceBernstein routinely are required to select and allocate investment opportunities among accounts. AllianceBernstein states that portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, AllianceBernstein states that investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

AllianceBernstein states that the firm’s procedures are also designed to address potential conflicts of interest that may arise when AllianceBernstein has a particular financial incentive, such as a performance-based management fee, relating to an account. AllianceBernstein states that an investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which AllianceBernstein could share in investment gains.

AllianceBernstein states that to address these conflicts of interest, AllianceBernstein’s policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. AllianceBernstein states that these procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

Compensation of Portfolio Managers

AllianceBernstein states that the firm’s compensation program for portfolio managers and analysts is designed to be competitive and effective in order to attract and retain the highest caliber employees. AllianceBernstein states that portfolio managers receive base compensation, incentive compensation and contributions to AllianceBernstein’s 401(k) plan. AllianceBernstein states that part of the annual incentive compensation is normally paid in the form of a cash bonus and part through an award under the firm’s Incentive Compensation Award Plan (ICAP). AllianceBernstein states that the ICAP awards vest over a four-year period, and that deferred awards are in the form of the firm’s publicly traded equity units, although award recipients have the ability to receive a portion of their awards in deferred cash.

AllianceBernstein states that total compensation is determined by quantitative and qualitative factors. AllianceBernstein states that quantitative factors, which are weighted more heavily, are driven by investment performance to align compensation with client investment returns. AllianceBernstein states that qualitative factors are driven by portfolio managers’ contributions to the investment process and client success.

AllianceBernstein states that the quantitative component includes measures of absolute, relative and risk-adjusted investment performance. AllianceBernstein states that relative and risk-adjusted returns are determined based on the benchmark in the fund’s prospectus and versus peers over one-, three- and five-year calendar periods—with more weight given to longer time periods. AllianceBernstein states that peer groups are chosen by investment CIOs, who consult with the Product Management team to identify products most similar to the firm’s investment style and most relevant within the asset class.

AllianceBernstein states that the qualitative component incorporates the manager’s contribution to the overall investment process and the firm’s clients’ success. AllianceBernstein states that among the important aspects are: thought leadership, collaboration with other investment professionals at the firm, contributions to risk-adjusted returns in other portfolios, building a strong talent pool, mentoring newer investment professionals, and being a good corporate citizen.

AllianceBernstein states that other factors can play a part in determining portfolio managers’ total compensation (including base compensation). AllianceBernstein states that this may include complexity of investment strategies managed, volume of assets managed, level of experience and level of officership within the firm. AllianceBernstein states that assessments of investment professionals are formalized in a year-end review process that includes 360-degree feedback from other professionals from across the investment teams and firm.

Artisan

Artisan reported the following regarding other accounts managed by portfolio manager(s) as of December 31, 2014:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Fund/Portfolio Manager(s)	Number	Total Assets (in millions)	Number	Total Assets (in millions)	Number	Total Assets (in millions)
International Fund
Mark L. Yockey, CFA	9	$20,817.6	6	$1,006.0	36*	$9,364.2
Andrew J. Euretig	7	$19,731.9	5	$939.4	33*	$9,136.4
Charles-Henri Hamker	9	$20,817.6	6	$1,006.0	36*	$9,364.2

* One of these accounts with assets of $177.9 million has an advisory fee based upon performance of the account.

Select Value Fund
James C. Kieffer, CFA	5	$14,319.8	5	$628.7	29*	$3,017.4
Scott Satterwhite, CFA	5	$14,319.8	5	$628.7	29*	$3,017.4
George O. Sertl, CFA	5	$14,319.8	5	$628.7	29*	$3,017.4
Daniel L. Kane, CFA	5	$14,319.8	5	$628.7	29*	$3,017.4

*	Artisan reported that one of these accounts with assets of $68.2 million has an advisory fee based upon performance of the account.

Potential Conflicts of Interest

Artisan reports that its non-U.S. growth investment team, led by Mark L. Yockey, manages portfolios for multiple clients within four investment strategies (non-U.S. growth, non-U.S. small-cap growth, global small-cap and global equity); and that its U.S. mid-cap value investment team, led by James C. Kieffer, Scott C. Satterwhite, George O. Sertl, Jr., and Daniel L. Kane manages portfolios for multiple clients within three investment strategies (mid cap value, value equity, and small-cap value). Artisan states that portfolios managed by Artisan in these strategies may include accounts for registered investment companies, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies and foundations) and other private pooled investment vehicles. According to Artisan, there are a number of ways in which the interests of Artisan, its portfolio managers and its other personnel might conflict with the interests of the International Fund and the Select Value Fund and its shareholders, including:

Sharing of Personnel, Services, Research and Advice Among Clients. According to Artisan, because all client accounts within Artisan’s investment strategies (including the non-U.S. growth and U.S. mid-cap value investment strategies in which Artisan manages assets for the International Fund and the Select Value Fund, respectively) are managed similarly, substantially all of the research and portfolio management activities conducted by the non-U.S. growth and U.S. mid-cap value investment teams benefit all clients within those strategies. Artisan states that its administrative and operational personnel divide their time among services to the International Fund and the Select Value Fund and other client accounts.

Restrictions on Activities. Artisan states that it generally does not tailor its investment management services to the individual needs of clients, but rather invests all of the accounts in a particular strategy in a similar manner.

Artisan states that, to prevent the potentially negative impact that the restrictions of one client account or multiple client accounts may have on the manner in which Artisan invests on behalf of all of its client accounts, Artisan generally does not accept accounts subject to restrictions that Artisan believes would cause it to deviate from its stated investment strategy or adversely affect its ability to manage client accounts.

Investments in Issuers with Business Relationships with Artisan. Artisan states that, from time to time, clients in a particular investment strategy, including the International Fund and the Select Value Fund, may invest in a security issued by a company, or an affiliate of a company, that is also a client of Artisan or has another business relationship with Artisan or its affiliates. Artisan states that it has written policies designed to prevent the misuse of material non-public information. Artisan believes that the operation of those policies and of applicable securities laws may prevent the execution of an otherwise desirable transaction in a client account if Artisan believes that it is or may be in possession of material non-public information regarding the security that would be the subject of that transaction.

Artisan states that it, with prior written approval, may allow its personnel to serve as a director of a public company. According to Artisan, because of the heightened risk of misuse, or allegations of misuse, of material non-public information, Artisan does not permit investment by client accounts or persons covered by Artisan’s Code of Ethics in securities of any issuer of which an Artisan staff member is a director, except that such staff member may purchase and sell that company’s securities for his or her own account or for the account of his or her immediate family members. Artisan states that this prohibition may foreclose investment opportunities that would be available to the International Fund and the Select Value Fund if the Artisan staff member were not a director.

Side-by-Side Management. Artisan states that potential conflicts of interest may arise in the management of multiple investment strategies by a single investment team. Artisan states that for instance, an investment team may provide advice to and make decisions for accounts in one investment strategy, including a fund, that may differ from advice given, or the timing or nature of decisions made, with respect to accounts in another investment strategy. Artisan states that there also may be circumstances when an investment team has an incentive to devote more time or resources to, or to implement different ideas in, one strategy over another. Artisan states that it manages these potential conflicts through internal review processes.

Allocation of Portfolio Transactions Among Clients. Artisan states that it seeks to treat all of the firm’s clients fairly when allocating investment opportunities among clients. According to Artisan, because the firm’s investment teams generally try to keep all client portfolios in that strategy invested in the same securities with approximately the same weightings (with exceptions for client-imposed restrictions and limitations), most orders placed by the firm’s investment teams ask that a position be established or a security bought or sold to achieve a designated weighting, expressed as a percentage of the value of the portfolio. Artisan states that its traders generally have the authority and the responsibility for determining the number of shares required to be bought or sold in each account to achieve that outcome. According to Artisan, to execute an investment team’s order, the trader for that strategy usually places a single order across all participating accounts, except in certain markets where aggregated trades are not permitted or due to a client specific restriction or instruction. Artisan states that trades for Artisan and their partners, employees and other affiliates and accounts in which one or more of them has an interest (including Artisan’s proprietary accounts, if any), may be included in aggregated trades with client accounts. Artisan further states that all participating accounts, including the International Fund and the Select Value Fund, then share (generally pro rata subject to minimum order size requirements) in an aggregated order and shall receive the same execution price for each broker and be charged the same commission, if any.

Artisan states that, because the firm generally does not know in advance how many shares it will receive in most underwritten offerings, including initial public offerings, the firm allocates the shares after the shares are received. Artisan further states that the shares are allocated among all of the accounts (i) eligible to purchase the security and with cash available to do so, and (ii) with respect to which the investment team has given an indication of interest, pro rata with reference to asset size and subject to minimum order size requirements. Artisan reports that its proprietary accounts, which are discussed below, are not permitted to invest in initial public offerings.

Artisan states that there also may be instances where a particular security is held by more than one investment strategy (“cross holdings”) due to the overlap of their investment universes. Artisan further states that “same way” transactions (that is, all buys or all sells) in a security held by more than one strategy are generally aggregated across all participating accounts. According to Artisan, on occasion, the portfolio manager of one strategy may impose a price limit or some other differing instruction and so may decide not to participate in the aggregated order. Artisan states that, in those cases, the trader works both trades in the market at the same time, subject to the requirements of Artisan’s written trade processing procedures. Artisan further states that when orders for a trade in a security are opposite to one another (that is, one portfolio is buying a security, while another is selling the security) and the trader receives a buy order while a sell order is pending (or vice versa), the traders will seek to mitigate the risk of inadvertent cross by (i) utilizing different brokers or venues, or (ii) utilizing brokers or venues that maintain crossing prevention controls.

Artisan states that its procedures for aggregating portfolio transactions and allocating them among clients are reviewed regularly by Artisan and included in Artisan’s compliance program.

Short Selling. Artisan states that it has trade processing procedures that mitigate the potential conflict of interest in executing a shorting strategy on behalf of a client’s account. The firm states that under those procedures, no order to sell a security short may be executed if the same or a related security is held long in any account managed by the same investment team in a different investment strategy. Artisan further states that similarly, no order to purchase a security long may be executed if the same or a related security is held short in any account managed by the same investment team in a different investment strategy. According to Artisan, these procedures prevent an investment team from taking different positions in a security. Artisan notes that it is possible, however, that one investment team could sell a security short when the same or a related security is held long in an account managed by a different Artisan investment team and that similarly, an investment team could purchase a security long when the same or a related security is held short in an account managed by a different Artisan investment team.

Soft Dollars and Commission Recapture. Artisan states that, as an investment adviser, Artisan has an obligation to seek best execution for clients – that is, execution of trades in a manner intended, considering the circumstances, to secure that combination of net price and execution that will maximize the value of Artisan’s investment decisions for the benefit of its clients. Artisan states that, subject to Artisan’s duty to seek best execution, Artisan’s selection of broker-dealers is affected by Artisan’s receipt of research services.

Artisan states that it uses client commissions (i) to acquire third party research, including the eligible portion of certain “mixed use” research products, and (ii) for proprietary research provided by broker-dealers participating in the execution process, including access to the broker-dealers’ traders and analysts, access to conferences and company managements, and the provision of market information.

According to Artisan, when Artisan receives research products and services in return for client brokerage, it relieves Artisan of the expense it would otherwise bear of paying for those items with its own funds, which may provide an incentive to Artisan to select a particular broker-dealer or electronic communication network (“ECN”) that will provide it with research products or services. However, according to Artisan, it chooses those broker-dealers it believes are best able to provide the best combination of net price and execution in each transaction.

Artisan states that it uses client brokerage from accounts managed by an investment team for research used by that team. According to Artisan, because virtually all orders are aggregated across all accounts in a strategy for execution by a single broker, all participating accounts, including the International Fund and the Select Value Fund, generally will pay the same commission rate for trades and will share pro rata in the costs for the research, except for certain types of clients that are subject to legal restrictions on the use of their commissions to pay for third-party research products and services (in which case Artisan pays for such products and services from its own funds).

Artisan states that a number of Artisan’s clients, including the Select Value Fund, participate in commission recapture arrangements, pursuant to which Artisan is directed to use or otherwise cause commissions to be paid to one or more of a client’s designated commission recapture broker-dealers subject to Artisan’s duty to seek best execution. Artisan states that those client directions generally require that Artisan execute transactions generating a target percentage of commissions paid by the client’s account with one or more of the client’s recapture broker-dealers. Artisan states that it tries to provide equitable opportunities to recapture commissions to all participating clients in each of the firm’s investment strategies (subject to differences that may arise as a result of cash flows into or out of an account). Artisan further states that its progress toward those commission recapture goals is monitored on an on-going basis by Artisan. Artisan states that, largely driven by developments in commission reporting in the U.K. and similar regulatory initiatives in other markets, as well as continued downward pressure on commission rates, most of the largest broker-dealers have stopped facilitating commission recapture on transactions outside the U.S. Artisan believes that, as a result, commissions in non-U.S. transactions are rarely able to be recaptured.

Artisan states that it has adopted written procedures with respect to soft dollars and commission recapture.

Proprietary and Personal Investments and Code of Ethics. Artisan believes that its proprietary investments and personal investments by the firm’s personnel (“proprietary accounts”) also may present potential conflicts of interest with Artisan’s clients, including the International Fund and the Select Value Fund. Artisan states that from time to time it uses a proprietary account to evaluate the viability of an investment strategy or bridge what would otherwise be a gap in a performance track record. Artisan further states that proprietary accounts that exist from time to time are, in general, treated like client accounts for purposes of allocation of investment opportunities. Artisan reports that, to the extent there is overlap between the investments of one or more proprietary accounts and the accounts of the firm’s clients, all portfolio transactions are aggregated and allocated pro rata among participating accounts.

Artisan states that personal transactions are subject to Artisan’s Code of Ethics, which generally provides that personnel of Artisan may not take personal advantage of any information that they may have concerning Artisan’s current investment program. Artisan further states that the Code requires pre-approval of most personal securities transactions believed to present potentially meaningful risk of conflict of interest (including acquisitions of securities as part of an initial public offering or private placement) and generally prohibits Artisan’s personnel from profiting from the purchase and sale, or sale and purchase, of the same (or equivalent) securities within thirty days. Artisan reports that certain transactions, including trading of mutual funds for which Artisan acts as adviser or sub-adviser, are excluded from the short-term trading limitation. Artisan further reports that trading in mutual fund shares is excluded from that prohibition because funds typically have their own policies and procedures related to short-term trading activity.

Artisan states that, in addition, the Code requires reports of personal securities transactions (which generally are in the form of duplicate confirmations and brokerage account statements) to be filed with Artisan’s compliance department quarterly or more frequently. Artisan states that it reviews those reports for conflicts, or potential conflicts, with client transactions.

Artisan states that the Code prohibits the purchase and sale of securities to and from client accounts, and that the Code also contains policies designed to prevent the misuse of material, non-public information and to protect the confidential information of Artisan’s clients.

Fees. Artisan states that, like the fees Artisan receives from the International Fund and the Select Value Fund, the fees Artisan receives as compensation from other client accounts are typically calculated as a percentage of the client’s assets under management. Artisan further states, however, that Artisan may, under certain circumstances, negotiate performance-based fee arrangements. Artisan states that performance-based fee arrangements are negotiated with clients on a case-by-case basis and may include, among other types of arrangements, fulcrum fee arrangements (in which the fee is based on actual Artisan performance against an agreed upon benchmark, and may be adjusted upwards or downwards from a base fee), a fee based upon appreciation of assets under management for the client or a fee based upon the amount of gain in an account. Artisan reports that, as of December 31, 2014, Artisan had four separate accounts with performance-based fees encompassing all of its investment strategies. Artisan states that one of the four separate accounts is in Artisan’s non-U.S. growth and none are in its U.S. mid-cap value strategy. Artisan further states that, although Artisan may have an incentive to manage the assets of accounts with performance-based fees differently from its other accounts, the firm believes that potential conflict is effectively controlled by Artisan’s procedures to manage all clients within a particular strategy similarly regardless of fee structure.

Compensation of Portfolio Managers

Artisan states that an Artisan portfolio manager is compensated through a fixed base salary or similar payment and a subjectively determined incentive bonus or payment that is a portion of a bonus pool, the aggregate amount of which is tied to the firm’s fee revenues generated by all accounts included within the manager’s investment strategies, including the International Fund and the Select Value Fund. Artisan further states that none of the portfolio managers’ compensation is based on the performance of the accounts they manage, except to the extent that positive account performance results in increased investment management fees earned by Artisan based on assets under management. Artisan states that it bases incentive bonuses on revenues earned with respect to the investment strategy, rather than on investment performance, because the firm believes that this method aligns its portfolio managers’ interests more closely with the long-term interests of clients.

Artisan states that its portfolio managers participate in group life, health, medical reimbursement and retirement plans that are generally available to all salaried associates of the firm, and that all senior professionals, including portfolio managers, have, or are expected to have over a reasonable time, equity interests in the firm.

Atlanta Capital

Atlanta Capital reported the following regarding other accounts managed by portfolio manager(s) as of December 31, 2014:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts*
Fund/Portfolio Manager(s)	Number	Total Assets (in millions)	Number	Total Assets (in millions)	Number	Total Assets (in millions)
Growth Fund

Richard England, CFA	3	$3,093.92	1	$50.26	100	$1,643.98

Paul Marshall, CFA	2	$3,058.75	1	$50.26	100	$1,643.98

*	Atlanta Capital reported that there is one Other Account with performance fees (account value $135.0 million) and it is included in the Other Accounts Total Assets and Number.

Potential Conflicts of Interest

Atlanta Capital states that it is possible that conflicts of interest may arise in connection with a portfolio manager’s management of the Fund’s investments on the one hand and the investments of other accounts for which the portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources, and investment opportunities among the Fund and other accounts he or she advises. In addition, due to differences in the investment strategies or restrictions between the Fund and other accounts, Atlanta Capital states that a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. Atlanta Capital states that it has established procedures to mitigate such conflicts including review of performance dispersion, policies to monitor trading and best execution and annual review of the compensation weighting process by senior management to ensure incentives are properly aligned across all client accounts.

Atlanta Capital states that it does not use short sales, IPOs or private placements in managing accounts for its clients. Atlanta Capital states that it does not engage in cross trades unless a client has specifically authorized the transaction and does not engage in cross trades for ERISA clients. In some cases, the firm states that another account managed by a portfolio manager may compensate Atlanta Capital based on the performance of the securities held by that account. The existence of such a performance-based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources, and investment opportunities. Whenever conflicts of interest arise, Atlanta Capital states that the portfolio manager will endeavor to exercise his or her discretion in a manner that he or she believes is equitable to all interested parties. In addition, Atlanta Capital states that it monitors and reviews performance dispersion for accounts with incentive fee arrangements as compared to similarly managed non-incentive accounts on a monthly basis.

Atlanta Capital states that it relies on its trade aggregation, allocation, and sequencing policies to manage potential conflicts of interest among all of its client accounts, whether the account is a commingled investment vehicle or a separately managed account.

Compensation of Portfolio Managers

Compensation Structure: The firm states that the compensation of Atlanta Capital portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) annual stock-based compensation consisting of options to purchase shares of Eaton Vance Corp.’s (“EVC”) nonvoting common stock and restricted shares of EVC’s nonvoting common stock. Atlanta Capital states that certain senior executives and investment professionals are eligible to receive profit participation ownership interests in Atlanta Capital based entities. The firm states that all employees also receive certain retirement, insurance and other benefits that are broadly available to Atlanta Capital employees, and that compensation of Atlanta Capital investment professionals is reviewed primarily on an annual basis. Atlanta Capital states that cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year-end of EVC.

Method used by Atlanta Capital to Determine Compensation: Atlanta Capital states that it compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the performance of managed funds and accounts. The firm states that each portfolio manager is evaluated based on the composite performance of funds and accounts in each product for which the individual serves on the portfolio management team. Atlanta Capital states performance is normally based on periods ending on the June 30th preceding fiscal year-end, and the primary measures of management team performance are one-year, three-year, and five-year total return investment performance against product-specific benchmarks and peer groups. Atlanta Capital notes that fund performance is evaluated primarily against a peer group of funds as determined by Lipper, Inc. and/or Morningstar, Inc. For managers responsible for multiple funds and accounts or serving on multiple portfolio management teams, Atlanta Capital states that investment performance is evaluated on an aggregate basis, based on averages or weighted averages among the managed funds and accounts. The firm states that performance of accounts for which Atlanta Capital is paid a performance-based incentive fee is not considered separately or accorded disproportionate weightings in determining portfolio manager incentive compensation.

Atlanta Capital states that the compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.

Atlanta Capital states that it seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. Atlanta Capital states that it utilizes industry survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. The firm states that salaries, bonuses, and stock-based compensation are also influenced by the operating performance of Atlanta Capital and its parent company, EVC. Atlanta Capital states that the size of the overall incentive compensation pool is determined each year by Atlanta Capital’s management team in consultation with EVC and depends primarily on Atlanta Capital’s profitability for the year. While the salaries of Atlanta Capital portfolio managers are fixed, the firm states that cash bonuses and stock-based compensation may fluctuate substantially from year to year, based on changes in manager performance and other factors as described herein. Atlanta Capital states that there are no differences in methods used to determine compensation of portfolio managers with respect to the Fund and other accounts.

BlackRock

BlackRock reported the following regarding other accounts managed by portfolio manager(s) as of December 31, 2014:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Fund/Portfolio Manager(s)	Number	Total Assets (in billions)	Number	Total Assets (in millions)	Number	Total Assets (in billions)
Inflation Focused Fund
Martin Hegarty	11	$8.40	4	$379.8	34*	$18.64
Gargi Pal Chaudhuri	11	$8.40	4	$379.8	34*	$18.64

*	BlackRock reported that three (3) of these accounts, with aggregate assets of $82.88, have advisory fees based on account performance.

Potential Conflicts of Interest

BlackRock states that it has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock further states that it has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. BlackRock states that, nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. BlackRock states that, in addition, BlackRock, its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock further states that it, or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock states that it may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. BlackRock states that certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. BlackRock notes that Mr. Hegarty may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. In addition, BlackRock states that Mr. Hegarty may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

BlackRock states that, as a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. BlackRock reports that, when it purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock states that it attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. BlackRock reports that, to this end, BlackRock has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

Compensation of Portfolio Managers

BlackRock states that the discussion below describes the portfolio managers’ compensation as of December 31, 2014.

BlackRock notes that its financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. BlackRock reports that compensation may include a variety of components and may vary from year to year based on a number of factors, and that the principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base compensation. BlackRock states that, generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation. BlackRock states that discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. BlackRock states that, in most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured. BlackRock states that, among other things, its Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Fund and other accounts managed by each portfolio manager relative to the various benchmarks. BlackRock states that performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. BlackRock reports that with respect to these portfolio managers, such benchmarks for the Fund and other accounts are: a combination of market-based indices (e.g., Barclays Capital US TIPS Index, Barclays World Government Inflation Linked Bond Index), certain customized indices and certain fund industry peer groups.

Distribution of Discretionary Incentive Compensation. Blackrock states that discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. BlackRock further states that, for some portfolio managers, discretionary incentive compensation is also distributed in deferred cash awards that notionally track the returns of select BlackRock investment products they manage and which vest ratably over a number of years. BlackRock states that the BlackRock, Inc. restricted stock units, upon vesting, are settled in BlackRock, Inc. common stock. BlackRock states that, typically, the cash portion of the discretionary incentive compensation, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. BlackRock further states that paying a portion of discretionary incentive compensation in BlackRock stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. BlackRock states that, providing a portion of discretionary incentive compensation in deferred cash awards that notionally track the BlackRock investment products they manage provides direct alignment with investment product results.

Long-Term Incentive Plan Awards — BlackRock states that, from time to time, long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance. BlackRock further states that equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock. BlackRock reports that Ms. Chaudhuri has unvested long-term incentive awards.

Deferred Compensation Program — According to BlackRock, a portion of the compensation paid to eligible United States-based BlackRock employees may be voluntarily deferred at their election for defined periods of time into an account that tracks the performance of certain of the firm’s investment products. BlackRock reported that the portfolio managers are eligible to participate in the deferred compensation program.

Other compensation benefits. BlackRock states that, in addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock states that BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). According to BlackRock, the employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service (“IRS”) limit ($260,000 for 2014). BlackRock states that the RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock states that contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into an index target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. BlackRock states that the ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date, and that annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. BlackRock reports that Messrs. Weinstein and Hegarty are each eligible to participate in these plans.

Columbus Circle

Columbus Circle reported the following regarding other accounts managed by portfolio manager(s) as of December 31, 2014:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Fund/Portfolio Manager(s)	Number	Total Assets (in millions)	Number	Total Assets (in millions)	Number	Total Assets (in millions)
Growth Fund
Anthony Rizza	8	$4,602	4	$402	72	$5,005
Thomas Bisighini	8	$4,602	4	$402	72	$5,005

*	Columbus Circle reported that one (1) of these accounts with assets totaling $89 million have an advisory fee based on performance.

Potential Conflicts of Interest

Columbus Circle states that it focuses on providing institutional equity management services. Columbus Circle further states that it provides portfolio management services to high net worth individuals, pension and profit-sharing plans, Taft-Hartley plans, charitable institutions, foundations, endowments, municipalities, trust programs, registered mutual funds, private investment funds and other institutions.

Columbus Circle states that its clients include both affiliated and unaffiliated registered investment companies and private investment funds and that, in some cases, Columbus Circle has also entered into performance fee arrangements with qualified clients. Columbus Circle states that it and its affiliates and personnel additionally have personal investments in its affiliated private funds, and that such affiliations and fee arrangements create an incentive to favor certain accounts over other accounts in the allocation of investment opportunities. Columbus Circle states that it has procedures designed and implemented to ensure that all clients are treated fairly and equally, and to prevent these conflicts from influencing the allocation of investment opportunities among clients. The firm further states that these procedures involve aggregating portfolio transactions and allocating them among similarly managed client accounts on a pro rata basis (or rotational basis for IPOs, as necessary) subject to specific account restrictions or limiting circumstances.

Columbus Circle states that, in placing orders for the purchase and sale of securities for its clients, Columbus Circle seeks quality execution at favorable prices through responsible broker-dealers. The firm further states that, in selecting broker-dealers to execute transactions, it considers such factors as the broker’s reliability, the quality of its execution services, its financial condition, its commission rates on agency transactions, its ability to use capital, and the general brokerage and research services that it provides. Columbus Circle states that it utilizes client commissions for the purchase of research and order execution services provided these services assist Columbus Circle in the investment process. Columbus Circle also states that it utilizes brokers who refer investors to Columbus Circle. Columbus Circle states that it monitors its brokerage allocation decision-making and does not consider referrals in its brokerage selection processes. Columbus Circle also states that it does not execute any client transactions through affiliated entities.

Columbus Circle states that it has also adopted a code of ethics that governs its investment management services, and that this document emphasizes Columbus Circle’s fiduciary duty and commitment to fair and equitable treatment, including prohibitions on insider trading. Columbus Circle states that the code of ethics is further designed to assure that the personal securities transactions, activities and interests of the employees of Columbus Circle will not interfere with (i) making decisions in the best interest of advisory clients and (ii) implementing such decisions while, at the same time, allowing employees to invest for their own accounts. Columbus Circle states that, under the code, certain classes of securities have been designated as exempt transactions, based upon a determination that these would materially not interfere with the best interest of Columbus Circle’s clients. Columbus Circle states that, in addition, the code requires pre-clearance of many transactions, and restricts trading in close proximity to client trading activity. The firm states that, nonetheless, because the code of ethics in some circumstances would permit employees to invest in the same securities as clients, there is a possibility that employees might benefit from market activity by a client in a security held by an employee. Columbus Circle states that employee trading is continually monitored under the code of ethics to reasonably prevent conflicts of interest between Columbus Circle and its clients.

Finally, Columbus Circle states that it votes proxies according to pre-determined issue determinations in the first instance, and according to an independent third party’s recommendations if the matter does not meet the established voting parameters. The firm further states, however, that should Columbus Circle determine not to accept the third party’s recommendation and a conflict of interest exists, then Columbus Circle would request client consent to vote the issue. Columbus Circle states that conflicts of interest may exist if Columbus Circle manages assets for an issuer or other business relationships exist between Columbus Circle and an issuer.

Compensation of Portfolio Managers

Columbus Circle states that it seeks to maintain a competitive compensation program based on investment management industry standards to attract and retain superior investment professionals and that its compensation structure is comprised of the following:

a.	Base Salary. Each member of the professional staff is paid a fixed base salary, which varies depending on the experience and responsibilities assigned to that individual. The firm’s goal is to maintain competitive base salaries through an annual review process, which includes an analysis of industry standards, market conditions, and salary surveys.

b.	Bonus. Each member of the professional staff is eligible to receive an annual bonus. Targeted bonus amounts vary among professional staff based on the experience level and responsibilities. Bonus compensation is based upon the performance of the investment strategy and the role that person plays in adding to the overall value added to the portfolio(s).

A second bonus pool is for long term compensation and retention. Five percent of the firm’s profits are allocated to certain employees via a three year cliff vesting deferred cash program. These units are awarded based on the employees’ contribution to Columbus Circle during the year.

c.	Equity Payments. Professional staff who are partners of Columbus Circle receive also quarterly distributions based upon their equity ownership share and firm profitability.

Columbus Circle states that all Columbus Circle employees are eligible to participate in a competitive benefits package including health and retirement benefits in the form of a 401(k) plan.

FMI

FMI reported the following regarding other accounts managed by portfolio manager(s) as of December 31, 2014:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Fund/Portfolio Manager(s)	Number	Total Assets (in millions)	Number	Total Assets (in millions)	Number	Total Assets (in millions)
Growth & Income Fund
Patrick English, CFA	5	$12,072	9	$411	1,196	$8,932
Andy Ramer, CFA	5	$12,072	9	$411	1,196	$8,932

Potential Conflicts of Interest

FMI states that it is also responsible for managing other portfolio accounts and that the side-by-side management of the Fund and other accounts may raise potential conflicts of interest in areas such as allocation of aggregated trades. FMI further states that all security purchase and sell decisions are approved by the firm’s portfolio management committee, which consists of the firm’s investment professionals and that those decisions are then implemented and allocated across all of the firm’s client portfolios in an equitable manner. There may be occasions when a trade order is unable to be filled across all client portfolios. FMI states that it has developed policies and procedures that are designed to mitigate any conflicts of interest in these situations.

Compensation of Portfolio Managers

FMI reported the following regarding compensation paid to each portfolio management committee member:

Name	Form of Compensation	Source of Compensation	Compensation Methods
Patrick English, CFA and Andy Ramer, CFA	Salary and Bonus	FMI	Salary and bonus are based upon the revenues of FMI. The type of portfolio and the source of revenues have no bearing on the portfolio managers’ salary or bonus, except insofar as they affect the revenues of FMI.

GlobeFlex

GlobeFlex reported the following regarding other accounts managed by portfolio manager(s) as of December 31, 2014:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Fund/Portfolio Manager(s)	Number	Total Assets (in millions)	Number	Total Assets (in millions)	Number	Total Assets (in millions)
International Fund
Robert Anslow	2	$104	3	$286	39	$2,502
James Peterson	2	$104	3	$286	39	$2,502

*	GlobeFlex reported that three (3) of these accounts with aggregate assets of $531 million have advisory fees based on account performance.

Potential Conflicts of Interest

GlobeFlex does not believe that any material conflicts of interest may arise in connection with the management of the Fund and its other accounts. The firm states that all accounts are managed as a team, utilizing a systematic process; all accounts with the same strategy hold the same securities at the same proportionate weightings, subject to client constraints and cash flows, and all accounts are managed the same whether GlobeFlex is compensated using an asset-based fee or a performance-based fee. Lastly, the firm states that all trades are blocked and allocated pro rata among accounts. GlobeFlex states that it has adopted policies and procedures that are designed to ensure that all clients are treated fairly.

Compensation of Portfolio Managers

The firm states that the GlobeFlex investment team is compensated by fixed base salary and an annual performance bonus linked to both qualitative and quantitative measures. According to the firm, factors the firm considers include overall performance of all GlobeFlex equity strategies relative to appropriate peer groups and benchmarks over one and three year periods, as well as contribution to the original research effort, and general value-added to its team. GlobeFlex states that members of the investment team who are also GlobeFlex partners receive equity distributions based on firm-wide profits and that performance is measured on a pre-tax basis and all forms of compensation are in cash. The firm states that, in addition, portfolio managers participate in all other group benefits offered to all GlobeFlex employees, such as retirement and health plans, and that GlobeFlex personnel do not receive different or special compensation with respect to the Fund.

Mellon Capital

Mellon reported the following regarding other accounts managed by portfolio manager(s) as of December 31, 2014:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Fund/Portfolio Manager(s)	Number	Total Assets (in millions)	Number	Total Assets (in millions)	Number	Total Assets (in millions)
Core Bond Index Fund
Zandra Zelaya	21	$10,314	44	$15,748	37	$23,739
Gregory Lee	21	$10,314	44	$15,748	37	$23,739

	Registered Investment Companies		Other Pooled Investment Vehicle		Other Accounts
Fund/Portfolio Manager(s)	Number	Total Assets (in millions)	Number	Total Assets (in millions)	Number	Total Assets (in millions)
500 Stock Index, Broad Market Index, Mid/Small Company Index and Overseas Equity Index Funds
Richard Brown	109	$96,535	98	$80,767	81	$128,047
Karen Q. Wong	109	$96,535	98	$80,767	81	$128,047
Thomas J. Durante	109	$96,535	98	$80,767	81	$128,047

Potential Conflicts of Interest

Mellon Capital states that it manages numerous accounts with a variety of interests. Mellon Capital states that this necessarily creates potential conflicts of interest for the Firm. For example, Mellon Capital states that it or an affiliate may cause multiple accounts to invest in the same investment. Mellon Capital states that such accounts may have conflicting interests and objectives in connection with such investment, including differing views on the operations or activities of the portfolio company, the targeted returns for the transaction and the timeframe for and method of exiting the investment. Mellon Capital states that conflicts may also arise in cases where multiple Firm and/or affiliate client accounts are invested in different parts of an issuer’s capital structure. For example, Mellon Capital states that one of its client accounts could acquire debt obligations of a company while an affiliate’s client account acquires an equity investment. Mellon Capital states that in negotiating the terms and conditions of any such investments, the Firm may find that the interests of the debt-holding client accounts and the equity holding client accounts may conflict. Mellon Capital states that if that issuer encounters financial problems, decisions over the terms of the workout could raise conflicts of interest (including, for example, conflicts over proposed waivers and amendments to debt covenants). For example, Mellon Capital states that debt holding accounts may be better served by a liquidation of an issuer in which it could be paid in full, while equity holding accounts might prefer a reorganization of the issuer that would have the potential to retain value for the equity holders. As another example, Mellon Capital states that holders of an issuer’s senior securities may be able to act to direct cash flows away from junior security holders, and both the junior and senior security holders may be Firm client accounts. Mellon Capital states that any of the foregoing conflicts of interest will be discussed and resolved on a case-by-case basis. Mellon Capital states that any such discussions will factor in the interests of the relevant parties and applicable laws.

Mellon Capital states that the Firm has a fiduciary duty to manage all client accounts in a fair and equitable manner. Mellon Capital states that to accomplish this, the Firm has adopted various policies and procedures (including, but not limited to, policies relating to trading operations, best execution, trade order aggregation and allocation, short sales, cross-trading, code of conduct, personal securities trading and purchases of securities from affiliated underwriters). Mellon Capital states that these procedures are intended to help employees identify and mitigate potential side by side conflicts of interest such as those described above. Mellon Capital states that the Firm has also developed a conflicts matrix listing potential side by side conflicts, the compliance policies and procedures reasonably designed to mitigate such potential conflicts of interest and the corresponding compliance testing program established with the goal of confirming the Firm’s adherence to such policies and procedures.

Compensation of Portfolio Managers

According to Mellon Capital, the primary objectives of the Mellon Capital compensation plans are to:

•	Motivate and reward superior investment and business performance

•	Motivate and reward continued growth and profitability

•	Attract and retain high-performing individuals critical to the on-going success of Mellon Capital; and

•	Create an ownership mentality for all plan participants.

Mellon Capital states that cash compensation is comprised primarily of a market-based base salary and variable incentives (cash and deferred), and that base salary is determined by the employees’ experience and performance in the role, taking into account the ongoing compensation benchmark analyses. Mellon Capital states that base salary is generally a fixed amount that may change as a result of an annual review, upon assumption of new duties, or when a market adjustment of the position occurs. Mellon Capital states that funding for the Mellon Capital Annual and Long Term Incentive Plan is through a pre-determined fixed percentage of overall Mellon Capital profitability. Therefore, Mellon Capital states that all bonus awards are based initially on Mellon Capital’s financial performance. Mellon Capital states that awards are 100% discretionary. Mellon Capital states that factors considered in awards include individual performance, team performance, investment performance of the associated portfolio(s) (including both short and long term returns) and qualitative behavioral factors. Mellon Capital states that other factors considered in determining the award are the asset size and revenue growth/retention of the products managed (if applicable). Mellon Capital states that awards are paid partially in cash with the balance deferred through the Long Term Incentive Plan.

Mellon Capital states that participants in the Long Term Incentive Plan have a high level of accountability and a large impact on the success of the business due to the position’s scope and overall responsibility. Mellon Capital states that this plan provides for an annual award, payable in cash after a three-year cliff vesting period as well as a grant of BNY Mellon Restricted Stock for senior level roles.

Mellon Capital states that its Portfolio Managers responsible for managing mutual funds are paid by Mellon Capital and not by the mutual funds. Mellon Capital states that the same methodology described above is used to determine Portfolio Manager compensation with respect to the management of mutual funds and other accounts. Mellon Capital states that mutual fund Portfolio Managers are also eligible for the standard retirement benefits and health and welfare benefits available to all Mellon Capital employees. Mellon Capital states that certain Portfolio Managers may be eligible for additional retirement benefits under several supplemental retirement plans that Mellon Capital provides to restore dollar-for-dollar the benefits of management employees that had been cut back solely as a result of certain limits due to the tax laws. Mellon Capital states that these plans are structured to provide the same retirement benefits as the standard retirement benefits. In addition, Mellon Capital states that mutual fund Portfolio Managers whose compensation exceeds certain limits may elect to defer a portion of their salary and/or bonus under The Bank of New York Mellon Corporation Deferred Compensation Plan for Employees.

Mondrian

Mondrian reported the following regarding other accounts managed by portfolio manager(s) as of December 31, 2014:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Fund/Portfolio Manager(s)	Number	Total Assets (in millions)	Number	Total Assets (in millions)	Number	Total Assets (in millions)
International Fund
Elizabeth Desmond	8	$3,084	8	$5,919	18	$5,540
Nigel Bliss	8	$3,084	2	$5,343	12	$3,762
Andrew Porter	8	$3,084	4	$5,485	19	$6,722

Potential Conflicts of Interests

Mondrian states that the firm does not foresee any material conflicts of interest that may arise in the management of the Fund and any other accounts managed with similar investment guidelines. Mondrian states that the firm acts solely as an investment manager and does not engage in any other business activities. Mondrian states that the following is a list of some potential conflicts of interest that can arise in the course of normal investment management business activities. Mondrian states that the firm maintains and operates various policies and procedures which are designed to prevent or manage any of the conflicts identified below so that the interests of its clients are put ahead of Mondrian’s own interests or those of its employees and directors:

•	Access to non-public information

•	Allocation of aggregated trades

•	Allocation of investment opportunities

•	Allocation of new issue opportunities

•	Broker/dealer selection and allocation

•	“Cherry picking” (inappropriate attempts to improve the appearance of portfolio performance)

•	Client order priority – trading across mandates

•	Client order priority – directed and restricted brokers

•	Dealing in investments as agent for more than one party

•	Dealing in investments as principal in connection with the provision of seed capital for Mondrian sponsored Limited Partnerships and other Mondrian Funds

•	Directorships and external business arrangements

•	Dual agency (cross trades)

•	Employee remuneration

•	Employee personal account dealing

•	Employee personal charitable giving

•	Employee personal political giving

•	Error resolution

•	Gifts and entertainment

•	Investment in shares issued by companies who are clients of Mondrian

•	Management of investment capacity

•	Marketing materials

•	Most favored nation fee arrangements

•	Performance fees

•	Personal conflicts of interest

•	Placement agents and pay to play

•	Portfolio holdings disclosure

•	Portfolio pumping (price manipulation to improve portfolio performance)

•	Pricing and valuation

•	Product allocation

•	Proxy voting

•	Relationships with consultants

•	Soft dollar arrangements (research and execution services)

•	“Step out trades” (where a broker shares commission with a third party)

•	Transactions with affiliated brokers (Mondrian does not have any affiliated brokers)

•	“Window dressing” (inappropriate attempts to improve the appearance of portfolio performance)

Mondrian states that the firm’s Compliance Monitoring Program incorporates periodic reviews of areas where the above listed conflicts of interest might arise. Mondrian states that compliance with Mondrian’s policies and procedures is monitored using exception reporting, as well as regular review, testing, and evaluation of the appropriateness of the procedures.

Mondrian states that any apparent violations of the above procedures will be investigated and reported to the firm’s Chief Compliance Officer, who will determine any action necessary.

Mondrian states that any material findings would be reported to senior management and the Mondrian Compliance & Risk Committee (a sub-committee of the Company’s Board) and, where required, any relevant Regulator.

Compensation of Portfolio Managers

Mondrian states that the firm has the following programs in place to retain key investment staff:

Competitive Salary. Mondrian states that all investment professionals are remunerated with a competitive base salary.

Profit Sharing Bonus Pool. Mondrian states that all Mondrian staff, including portfolio managers and senior officers, qualify for participation in an annual profit sharing pool determined by the company’s profitability (approximately 30% of profits).

Equity Ownership. Mondrian states that the firm is employee owned. The firm states that a high proportion of senior Mondrian staff (investment professionals and other support functions) are shareholders in the business. Mondrian states that equity value is built up over many years with long vesting periods and the value of any individual’s equity is normally paid out in installments over a number of years post an agreed retirement from the firm. Mondrian states that this is a (very) long term incentive plan directly tied to the long term equity value of the firm

Mondrian states that incentives (Bonus and Equity Programs) focus on the key areas of a) research quality, b) long-term and short-term stock performance, c) teamwork, d) client service and e) marketing. Mondrian states that as an individual’s ability to influence these factors depends on that individual’s position and seniority within the firm, so the allocation to these factors and of participation in these programs will reflect this.

The firm states that at Mondrian, the investment management of particular portfolios is not “star manager” based but uses a team system. Mondrian states that this means that Mondrian’s investment professionals are primarily assessed on their contribution to the team’s effort and results, though with an important element of their assessment being focused on the quality of their individual research contribution.

Remuneration Committee: Mondrian states that in determining the amount of bonus and equity awarded, Mondrian’s Board of Directors consults with the company’s Remuneration Committee, who will make recommendations based on a number of factors including investment research, investment performance contribution, organization management, team work, client servicing and marketing.

Defined Contribution Pension Plan: Mondrian states that all portfolio managers are members of the Mondrian defined contribution pension plan where Mondrian pays a regular monthly contribution and the member may pay additional voluntary contributions if they wish. Mondrian states that the plan is governed by trustees who have responsibility for the trust fund and payments of benefits to members. In addition, Mondrian states that the plan provides death benefits for death in service and a spouse’s or dependant’s pension may also be payable.

Mondrian remuneration philosophy: Mondrian states that the guiding principle of the company’s compensation programs is to enable it to retain and motivate a team of high quality employees with both attractive shorter term remuneration and long-term equity incentives that are appropriately competitive, well-structured and which help align the aspirations of individuals with those of the company and its clients. Mondrian states that through widespread equity ownership, the firm believes that Mondrian as an owner operated business provides an excellent incentive structure that is highly likely to continue to attract, hold and motivate a talented team.

Mondrian states that approximately 80 Mondrian employees are equity owners of the business representing about 50% of the total staff. Mondrian states that in determining whether an employee should become an owner, Mondrian has to date focused on senior management, investment professionals and senior client service and operations personnel. Mondrian states that the equity owners represent those staff recognized as either a significant contributor currently or in the future and awards focus in particular on key investment professionals.

Mondrian states that the firm believes that this compensation structure, coupled with the opportunities that exist within a successful and growing business, should enable the firm to attract and retain high caliber employees.

Oaktree

Oaktree reported the following regarding other accounts managed by portfolio manager(s) as of December 31, 2014:

	Registered Investment Companies(1)		Other Pooled Investment Vehicles(2)		Other Accounts(3)
Fund/Portfolio Manager(s)	Number	Total Assets (in millions)	Number	Total Assets (in millions)	Number	Total Assets (in millions)
High Yield Fund
Sheldon M. Stone (4)	3	$519	6	$4,677	51	$20,006
David Rosenberg (5)	—	—	4	$3,305	33	$12,821

(1)	Represents Oaktree’s sub-advised mutual fund portfolios that are registered with the SEC.
(2)	Represents Oaktree’s proprietary commingled vehicles.
(3)	Represents separately managed portfolios which are not sub-advised for registered investment companies.
(4)	Mr. Stone is the co-portfolio manager for Oaktree’s U.S. High Yield Bond and Global High Yield Bond strategies. The provided data represents the firm’s U.S. High Yield Bond and Global High Yield Bond strategies.
(5)	Mr. Rosenberg serves as co-portfolio manager for Oaktree’s U.S. High Yield Bond strategy.

	Registered Investment Companies(1)		Other Pooled Investment Vehicles(2)		Other Accounts(3)
Fund/Portfolio Manager(s)	Number	Total Assets (in millions)	Number	Total Assets (in millions)	Number	Total Assets (in millions)
Diversifying Strategies Fund
Larry Keele	1	$1,429	2	$654	18	$2,549
Stuart R. Spangler	1	$1,429	2	$654	18	$2,549

(1)	Represents Oaktree’s sub-advised mutual fund portfolios that are registered with the SEC.
(2)	Represents Oaktree’s proprietary commingled vehicles.
(3)	Represents separately managed portfolios which are not sub-advised for registered investment companies.
(4)	Mr. Keele and Mr. Spangler are co-portfolio managers for the U.S. Convertible Securities strategy.

Potential Conflicts of Interests

Oaktree states that at the firm, individual portfolio managers may manage multiple accounts for multiple clients. Oaktree states that in addition to the Fund, these other accounts may include separate accounts and other pooled investment vehicles. Oaktree states that conflicts of interest may arise when an individual portfolio manager has responsibilities for the investments of more than one account because the portfolio manager may be unable to devote equal time and attention to each account. Additionally, Oaktree states that individual portfolio managers may make investment decisions on behalf of one account that have the potential to negatively impact another account. Oaktree states that conflicts of interest may also arise when a portfolio manager has a particular financial incentive, such as performance-based management fees, relating to an account. Oaktree states that in such an instance, a portfolio manager may perceive an incentive to devote more time to developing and analyzing strategies or allocating securities for accounts for which Oaktree could share in investment gains. Oaktree states that it manages potential conflicts between funds and other types of accounts through allocation policies and procedures and internal review processes. Oaktree states that it has developed trade allocation systems and controls to ensure that no one client, regardless of type, is intentionally favored at the expense of another. Oaktree states that allocation policies are designed to address potential conflicts in situations where two or more funds or accounts participate in investment decisions involving the same securities.

Intra-strategy Allocation:

Oaktree states that when possible, trade orders are combined or “batched” to facilitate best execution, as well as for the purpose of negotiating more favorable brokerage commissions or spreads. Oaktree states that these batched orders are then generally allocated on a pro-rata basis among each account, including limited partnerships and other commingled vehicle accounts, within the same investment strategy. Oaktree states that the pro rata allocation for both investments and sales may be overridden if Oaktree in good faith deems a different allocation method to be prudent or equitable in light of (a) the size, nature and type of investment or sale opportunity, (b) principles of diversification of assets, (c) the investment guidelines and limitations governing the accounts, including client instructions with respect to a specific investment and compressed ramp-up periods that are characteristic of certain investment vehicles, (d) cash availability, including cash that becomes available through leverage, (e) the magnitude of the investment, (f) redemption/withdrawal requests received by such accounts, (g) a determination by Oaktree that the investment or sale opportunity is inappropriate, in whole or in part, for one or more accounts, (h) applicable transfer or assignment provisions, (i) proximity of an account to the end of its specified term, if any, (j) the investment focus of the accounts, or (k) such other factors as Oaktree may reasonably deem relevant (all of the foregoing factors being hereinafter referred to as the “Investment Allocation Considerations”). Oaktree states that in some cases, Oaktree’s application of the Investment Allocation Considerations may affect adversely the price paid or received by an account or the size of the position purchased or sold by an account.

Inter-strategy Allocation:

Oaktree states that it or its affiliates currently manage, and may in the future manage, a number of accounts, that are eligible to invest in the same types of securities, obligations or other investments requiring Oaktree to address potential conflicts of interest involving potentially overlapping investments. While Oaktree will seek to manage such potential conflicts of interest in good faith, there may be situations in which the interests of one account with respect to a particular investment or other matter conflict with the interests of one or more other accounts, Oaktree or one or more of their respective affiliates. For example, such conflicts may arise in situations where an Oaktree managed account has invested in the securities of an issuer, but due to changed circumstances, the investment opportunities with respect to such issuer subsequently fall within the investment focus of another account or accounts. Such changed circumstances might include, among others: a fall in the prices of the securities of the issuer to distressed levels; a decline in the issuer’s business or financial condition; workouts or other restructurings relating to an issuer’s capital structure; or consideration by the issuer of strategic alternatives or other fundamental changes. Subject to the provisions of the governing documents of the affected accounts, on any matter involving a conflict of interest, Oaktree will be guided by its fiduciary duties to its clients (as set forth in such governing documents) and will manage such conflict in good faith and seek to ensure that the interests of all affected accounts are represented. However, if necessary to resolve such conflict, Oaktree reserves the right to cause one affected account to take such steps as may be necessary to minimize or eliminate the conflict, even if (subject to applicable laws) that would require such account to (a) forego an investment opportunity or divest investments that, in the absence of such conflict, it would have made or continued to hold or (b) otherwise take action that may benefit Oaktree, any of its affiliates, or another Oaktree account and may not be in the best interests of the affected accounts. Additionally, to the extent an affected account structured as a commingled fund has an investors committee, Oaktree may also in its discretion consult with such account’s investors committee regarding any potential conflict of interest, and if Oaktree and its affiliates act in a manner, or pursuant to standards or procedures, approved by such investors committee with respect to such conflict of interest, then to the fullest extent permitted by applicable law, Oaktree and its affiliates will not have any liability for such actions taken in good faith by them.

The classification of an investment opportunity as appropriate or inappropriate for an account is made by Oaktree, in good faith, at the time of purchase. This determination frequently is subjective in nature. Consequently, an investment that Oaktree determined was appropriate (or more appropriate) for one account may ultimately prove to have been more appropriate for another Oaktree account. Furthermore, the decision as to whether an account should make a particular follow-on investment, or whether the follow-on investment will be shared in the same proportion as the original investment, may differ from the decision regarding the initial purchase due to a changed determination on this issue by Oaktree, and investments made by an account towards the end its investment period, if applicable, may be structured so that one or more other Oaktree accounts can make an anticipated follow-on investment on certain prearranged terms and conditions, including price (which may be based on cost of the original investment). Where potential overlaps between or among accounts exist, such opportunities will be allocated by Oaktree, in good faith, after taking into consideration the investment focus of each affected account and the Investment Allocation Considerations. Generally, Oaktree accounts do not purchase any securities from, or sell any securities to, any other Oaktree accounts (other than in certain limited circumstances, such as in connection with warehoused investments and tax structuring, in order to facilitate the allocation of an investment among related alternative investment vehicles, parallel funds or other related entities or otherwise approved by the investors committee, if any, of the affected account).

Accounts may invest in a company in which one or more other Oaktree accounts hold an investment in a different class of such company’s debt or equity. In such circumstances, Oaktree may face a conflict in making decisions with respect to such securities given their different rights and economic interest in the company. Generally, Oaktree expects that accounts will make investments that potentially conflict with the interests of other accounts that already have an existing investment in the same company only when, at the time of the account’s investment, Oaktree believes that (a) such investment is in the best interests of the account and (b)(i) the possibility of actual adversity between the account and another Oaktree account is remote, (ii) either the potential investment by the account or the investment of such other Oaktree account is not large enough to control any actions taken by the collective holders of securities of such company or asset, or (iii) in light of the particular circumstances, Oaktree believes that such investment is appropriate for the account, notwithstanding the potential for conflict. In those circumstances where Oaktree accounts hold investments in different classes of a company’s debt or equity, Oaktree may also, to the fullest extent permitted by applicable law, take steps to reduce the potential for adversity between each of them, including causing one or more accounts to take certain actions that, in the absence of such conflict, it would not take, such as (A) remaining passive in a restructuring or similar situations (including electing not to vote or voting pro rata with other security holders), (B) investing in the same or similar classes of securities as other accounts that have existing investments in order to align their interests, (C) divesting investments or (D) otherwise taking an action designed to reduce adversity. Any such step could have the effect of benefiting other Oaktree accounts or Oaktree or its affiliates, and therefore may not be in the best interests of, and may be adverse to, the affected account.

Compensation of Portfolio Managers

Oaktree states that the compensation structure of the portfolio managers is determined by Oaktree in accordance with its own internal policies, which are summarized below. Oaktree states that Sheldon Stone, Co-Portfolio Manager of the High Yield Fund, and Larry Keele, Co-Portfolio Manager of the Diversifying Strategies Fund, are Principals of Oaktree and are compensated solely by virtue of their respective ownership interests in an Oaktree affiliate. Oaktree states that for Stuart Spangler, Co-Portfolio Manager of the Diversifying Strategies Fund, and David Rosenberg, Co-Portfolio Manager of the High Yield Fund, salaries are capped so that a significant portion of an individual’s compensation is derived from bonuses, which are a function of the firm’s profitability and the individual’s responsibilities and performance, and equity participation for the most senior employees. Oaktree states that the respective portfolio manager’s compensation is not specifically dependent on the performance of the High Yield or Convertible Securities Accounts, on an absolute basis or relative to the Fund’s specific benchmark. Oaktree states that the portfolio managers are not compensated based on the growth of the Fund’s, or any other clients’, assets except to the extent that such growth contributes to the firm’s overall asset growth, which in turn contributes to the firm’s overall profitability. Oaktree states that the portfolio managers do not receive a percentage of the revenue earned on any client portfolios, and their compensation is not increased or decreased specifically as a result of any performance fee that may be earned by Oaktree with respect to the funds or accounts they manage.

Payden & Rygel

Payden & Rygel reported the following regarding other accounts managed by portfolio manager(s) as of December 31, 2014:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Fund/Portfolio Manager(s)	Number	Total Assets	Number	Total Assets	Number	Total Assets
Low Duration Bond Fund
Brian W. Matthews	2	$446,567,330	0	—	25	$7,876,288,954
Mary Beth Syal	2	$2,257,357,251	8	$3,397,266,922	114	$39,787,597,829

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Fund/Portfolio Manager(s)	Number	Total Assets	Number	Total Assets	Number	Total Assets
Discovery Fund and Diversifying Strategies Fund (Enhanced Equity Strategy)
James T. Wong	1	$479,419,310	1	$31,762,629	5	$135,375,148
Brian W. Matthews	2	$446,567,330	0	—	25	$7,876,288,954

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Fund/Portfolio Manager(s)	Number	Total Assets	Number	Total Assets	Number	Total Assets
Diversifying Strategies Fund (Low Duration Plus Strategy)
Mary Beth Syal	2	$2,257,357,251	8	$3,397,266,922	114	$39,787,597,829
Brian W. Matthews	2	$446,567,330	0	—	25	$7,876,288,954

Potential Conflicts of Interest

As a fiduciary, Payden & Rygel states that it has an affirmative duty of care, loyalty, honesty and good faith to act in the best interests of its clients. The firm believes that compliance with this duty can be achieved by trying to avoid conflicts of interest and by fully disclosing all material facts concerning any conflict that does arise with respect to any client.

Conflicts Among Client Accounts: Payden & Rygel states that conflicts of interest might arise if the circumstances indicate Payden & Rygel or its employees might have reason to favor the interests of one client over another (e.g., larger accounts over smaller accounts, or accounts compensated by performance fees over accounts not so compensated). In any such situation, Payden & Rygel states that it and its employees are specifically prohibited from engaging in any inappropriate favoritism of one client over another client that would constitute a breach of fiduciary duty. On a regular basis, Payden & Rygel’s Compliance Group reviews relevant trades to guard against such activity.

Client Accounts: Trade Allocation/Aggregation Policy. The firm states that, to maintain efficient trading operations and to ensure that its clients enjoy the benefits of such efficient operations, Payden & Rygel often trades securities in large dollar amounts, which are then allocated in smaller amounts among several client accounts. The firm believes that clients generally benefit from this process because these “block trades” are transacted at a price that may not be available in smaller size trades. Payden & Rygel states that, whether allocating block trades among client accounts, or allocating investment opportunities (e.g., allocation of opportunities to invest in initial public offerings or other new issues), or determining how to aggregate equitably trades for two or more clients, Payden & Rygel’s goal and procedures are the same in each case. The firm seeks to treat similar client portfolios with similar investment strategies fairly with no client receiving preferential treatment over another client. Thus, the firm states, when purchasing a security that is suitable for more than one client account with similar investment strategies, the basic procedure of the Payden & Rygel’s traders is to allocate the purchase of the security on a pro rata basis across all such accounts. The firm further states that, by the same token, when selling a partial amount of a security held by many accounts, Payden & Rygel’s basic procedure is to allocate the sale of the security on a pro rata basis across all such accounts. On a regular basis, Payden & Rygel’s Compliance Group reviews transactions to confirm that its Trade Allocation/Aggregation Policy is being followed.

Compensation of Portfolio Managers

Payden & Rygel states that, in addition to highly competitive base salaries, each employee receives an annual cash bonus based partially on individual performance and partially on corporate profitability. Bonuses are extended to all members of the firm. However, Payden & Rygel states that it does not compensate directly on performance of individual portfolios, on the amount of business brought in, or on any other specific measure. Instead, bonuses are determined on overall contribution and are subjective. The firm believes that basing compensation on specific measures, such as investment performance, can at times in fact create conflicts of interest.

PIMCO

PIMCO reported the following regarding other accounts managed by portfolio manager(s) as of December 31, 2014:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Fund/Portfolio Manager(s)	Number	Total Assets (in millions)	Number	Total Assets (in millions)	Number	Total Assets (in millions)
Inflation Focused Fund

Mihir Worah	48	$236,206.04	35	$24,207.54	64	$35,110.77

*	PIMCO reported that ten (10) of these accounts with aggregate assets of $4,460.91 million have an advisory fee based upon the performance of the account.

Conflicts of Interest

PIMCO believes that, from time to time, potential and actual conflicts of interest may arise between a portfolio manager’s management of the investments of the Fund, on the one hand, and the management of other accounts, on the other. PIMCO states that potential and actual conflicts of interest may also arise as a result of PIMCO’s other business activities and PIMCO’s possession of material non-public information about an issuer. PIMCO states that other accounts managed by a portfolio manager might have similar investment objectives or strategies as the Fund, track the same index the Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund, and that the other accounts might also have different investment objectives or strategies than the Fund.

PIMCO states that because the firm is affiliated with Allianz, a large multi-national financial institution, conflicts similar to those described below may occur between the Fund or other accounts managed by PIMCO and PIMCO’s affiliates or accounts managed by those affiliates. PIMCO states that those affiliates (or their clients), which generally operate autonomously from PIMCO, may take actions that are adverse to the Fund or other accounts managed by PIMCO. PIMCO states that in many cases, the firm will not be in a position to mitigate those actions or address those conflicts, which could adversely affect the performance of the Fund or other accounts managed by PIMCO.

Knowledge and Timing of Fund Trades. According to PIMCO, a potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of the Fund. PIMCO states that because of their positions with the Fund, the portfolio manager knows the size, timing and possible market impact of the Fund’s trades, and that it is theoretically possible that the portfolio manager could use this information to the advantage of other accounts the portfolio manager manages and to the possible detriment of the Fund.

Investment Opportunities. According to PIMCO, a potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines. PIMCO states that, often, an investment opportunity may be suitable for both the Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. In addition, PIMCO states that regulatory issues applicable to PIMCO or the Fund or other accounts may result in the Fund not receiving securities that may otherwise be appropriate for them. Similarly, PIMCO states that there may be limited opportunity to sell an investment held by the Fund and another account. PIMCO states that it has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

PIMCO states that, under its allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook. PIMCO states that it has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Fund and certain pooled investment vehicles, including investment opportunity allocation issues.

PIMCO states that conflicts potentially limiting the Fund’s investment opportunities may also arise when the Fund and other PIMCO clients invest in different parts of an issuer’s capital structure, such as when the Fund owns senior debt obligations of an issuer and other clients own junior tranches of the same issuer. In such circumstances, PIMCO states that decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment may result in conflicts of interest. In order to minimize such conflicts, PIMCO explains that a portfolio manager may avoid certain investment opportunities that would potentially give rise to conflicts with other PIMCO clients or PIMCO may enact internal procedures designed to minimize such conflicts, which could have the effect of limiting the Fund’s investment opportunities.

Additionally, PIMCO reports that if PIMCO acquires material non-public confidential information in connection with its business activities for other clients, the portfolio manager may be restricted from purchasing securities or selling securities for the Fund. Moreover, PIMCO states that funds or other account managed by PIMCO may invest in a transaction in which the Fund or accounts managed by PIMCO are expected to participate, or already have made or will seek to make, an investment. PIMCO states that such funds or accounts may have conflicting interests and objectives in connection with such investments, including, for example and without limitation, with respect to views on the operations or activities of the issuer involved, the targeted returns from the investment, and the timeframe for, and method of, exiting the investment. PIMCO states that when making investment decisions where a conflict of interest may arise, PIMCO will endeavor to act in a fair and equitable manner as between the Fund and other clients; however, in certain instances the resolution of the conflict may result in PIMCO acting on behalf of another client in a manner that may not be in the best interest, or may be opposed to the best interest, of the Fund.

Performance Fees. According to PIMCO, the portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. PIMCO believes that performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to the Fund. PIMCO states that it has adopted policies and procedures reasonably designed to allocate investment opportunities between the Fund and such other accounts on a fair and equitable basis over time.

Portfolio Manager Compensation

PIMCO states that it has adopted a Total Compensation Plan for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm’s mission statement. PIMCO states that the Total Compensation Plan includes an incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. According to PIMCO, the compensation of portfolio managers consists of a base salary and discretionary performance bonuses, and may include an equity or long term incentive component.

PIMCO reports that certain of its employees, including portfolio managers, may elect to defer compensation through PIMCO’s deferred compensation plan. PIMCO states that it also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee’s compensation, and that PIMCO’s contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.

PIMCO states that the key principles on its compensation philosophy include:

•	PIMCO’s pay practices are designed to attract and retain high performers.

•	PIMCO’s pay philosophy embraces a corporate culture of pay-for-performance, a strong work ethic and meritocracy.

•	PIMCO’s goal is to ensure key professionals are aligned to PIMCO’s long-term success through equity participation.

•	PIMCO’s “Discern and Differentiate” discipline is exercised where individual performance ranking is used for guidance as it relates to total compensation levels.

PIMCO reports that its Total Compensation Plan consists of three components:

Base Salary. PIMCO reports that base salaries are determined based on core job responsibilities, positions/levels, and market factors. PIMCO states that base salary levels are reviewed annually, when there is a significant change in job responsibilities or a significant change in the market, and that base salary is paid in regular installments throughout the year and payment dates are in line with local practice.

Performance Bonus. PIMCO reports that performance bonuses are designed to reward individual performance and that each professional and his or her supervisor will agree upon performance objectives to serve as a basis for performance evaluation during the year. PIMCO states that the objectives will outline individual goals according to pre-established measures of the group or department success. The firm states that achievement against these goals as measured by the employee and supervisor will be an important, but not exclusive, element of the bonus decision process. PIMCO states that award amounts are determined at the discretion of the Compensation Committee (and/or certain senior portfolio managers, as appropriate) and will also consider firm performance.

Long-term Incentive Compensation. PIMCO states that the firm has a Long-Term Incentive Plan (LTIP) which is awarded to key professionals. PIMCO states that employees who reach a total compensation threshold are delivered their annual compensation in a mix of cash and long-term incentive awards. PIMCO states that the firm incorporates a progressive allocation of long-term incentive awards as a percentage of total compensation, which is in line with market practices. PIMCO states that the LTIP provides participants with cash awards that appreciate or depreciate based on PIMCO’s operating earnings over a rolling three-year period. PIMCO states that the plan provides a link between longer term company performance and participant pay, further motivating participants to make a long-term commitment to PIMCO’s success.

PIMCO states that participation in the LTIP is contingent upon continued employment at PIMCO.

PIMCO reports that, in addition, the following non-exclusive list of qualitative criteria may be considered when specifically determining the total compensation for portfolio managers:

•	3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax investment performance as judged against the applicable benchmarks for each account managed by a portfolio manager (including the Fund) and relative to applicable industry peer groups;

•	Appropriate risk positioning that is consistent with PIMCO’s investment philosophy and the Investment Committee/CIO approach to the generation of alpha;

•	Amount and nature of assets managed by the portfolio manager;

•	Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);

•	Generation and contribution of investment ideas in the context of PIMCO’s secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;

•	Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;

•	Contributions to asset retention, gathering and client satisfaction;

•	Contributions to mentoring, coaching and/or supervising; and

•	Personal growth and skills added.

According to PIMCO, a portfolio manager’s compensation is not based directly on the performance of any fund or any other account managed by that portfolio manager.

Profit Sharing Plan. PIMCO states that Portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. PIMCO further states that portfolio managers who are Managing Directors receive an amount determined by the Compensation Committee, based upon an individual’s overall contribution to the firm.

SIMNA

SIMNA reported the following regarding other accounts managed by portfolio manager(s) as of December 31, 2014:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Fund/ Portfolio Manager(s)	Number	Total Assets	Number	Total Assets	Number	Total Assets
Low Duration Bond Fund
Edward H. Jewett	5	$747,884,573	3	$2,233,804,148	142*	$14,211,682,891
Richard A. Rezek, Jr., CFA	5	$747,884,573	3	$2,233,804,148	142*	$14,211,682,891
Andrew B.J. Chorlton, CFA	5	$747,884,573	3	$2,233,804,148	142*	$14,211,682,891
Neil G. Sutherland, CFA	5	$747,884,573	3	$2,233,804,148	142*	$14,211,682,891
Julio C. Bonilla, CFA	5	$747,884,573	3	$2,233,804,148	142*	$14,211,682,891
Eric Friedland, CFA	5	$747,884,573	3	$2,233,804,148	142*	$14,211,682,891
Lisa Hornby, CFA	5	$747,884,573	3	$2,233,804,148	142*	$14,211,682,891

*	SIMNA reported that 4 of these accounts with aggregate assets of $165,627,973 have an advisory fee based upon the performance of the account.

Potential Conflicts of Interest

As an investment adviser and fiduciary, SIMNA owes its clients an undivided duty of loyalty and recognizes that conflicts of interest are inherent in its business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of conflicts of interest.

SIMNA notes that it is its policy to: (1) identify material conflicts of interest between its interests and those of its clients; (2) address at an appropriate level and mitigate to the extent possible all material conflicts of interest; and (3) fully and fairly disclose any material conflicts of interest to clients. Conflicts of interest may arise in any number of situations, such as personal and proprietary trading by an adviser and its employees and outside business activities of employees. SIMNA states that it instructs all new employees about the potential for conflicts of interest and informs them of typical conflict situations. SIMNA reports that it reviews its compliance program with personnel on at least an annual basis and instructs them to speak to the Chief Compliance Officer if they believe that a practice or arrangement may present a conflict of interest. SIMNA states that its Compliance Department monitors all known conflicts of interest. In addition, SIMNA states that its Compliance Department monitors for conflicts of interest that may arise by, for example, reviewing employee trading, outside business activities requests and proxy votes. SIMNA states that all material conflicts of interest are addressed and mitigated to the extent possible by the Chief Compliance Officer in consultation with other members of senior management.

Compensation of Portfolio Managers

SIMNA states that its investment professionals work as a team and are evaluated on their contribution to the execution of the investment process, their ability to interpret and communicate investment results and their contribution to the overall success of the firm.

Generally, SIMNA states that Schroders’ methodology for measuring and rewarding the contribution made by portfolio managers combines quantitative and qualitative measures. Portfolio managers are compensated for their services in a combination of base salary and annual discretionary bonus, as well as the standard retirement, health and welfare benefits available to all Schroders employees. The firm states that SIMNA portfolio managers who were formerly associated with STW Fixed Income Management, LLC (“STW”) are also eligible to receive long-term incentive compensation at certain milestones over a four-year period commencing in April 2013, the time of Schroders’ acquisition of STW. SIMNA states that these economic incentives are tied to the success of integrating STW into the Schroders organization.

Shenkman

Shenkman reported the following regarding other accounts managed by portfolio manager(s) as of December 31, 2014:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Fund/Portfolio Manager(s)	Number	Total Assets (in millions)	Number	Total Assets (in millions)	Number	Total Assets (in millions)
Diversifying Strategies Fund
Mark R. Shenkman	8	$2,624	25	$7,676	238*	$16,532
Raymond F. Condon	2	$461	3	$192	105	$311

*	Shenkman reported that the number of accounts where advisory fee is based on account performance: six (8) other pooled investment vehicles with total assets of approximately $2,687 million.

Potential Conflicts of Interest

As a general matter, Shenkman states that it attempts to minimize conflicts of interest. To that end, Shenkman states that it has implemented Policies and Procedures Regarding the Identification of Conflicts of Interest, a full copy of which is set forth in the firm’s Compliance Manual. In accordance with this policy, Shenkman states that it has identified certain potential conflicts of interest in connection with its management of the Diversifying Strategies Fund.

Shenkman states that a potential conflict of interest may arise as a result of Shenkman’s management of other accounts with varying investment guidelines. Shenkman states that it adheres to a systematic process for the approval, allocation and execution of trades. Shenkman states that it is the firm’s basic policy that investment opportunities be allocated among client accounts with similar investment objectives fairly over time . Shenkman states that because of the differences in client investment objectives and strategies, risk tolerances, tax status and other criteria, there may, however, be differences among clients in invested positions and securities held. Moreover, Shenkman states that it may purchase a security for one client account while appropriately selling that same security for another client account. Furthermore, Shenkman states that it may sell securities for only some client accounts without selling the same securities for other client accounts. The firm states that certain accounts managed by Shenkman may also be permitted to sell securities short. Accordingly, Shenkman states that it and its employees may take short positions in equity securities of certain issuers for their own account or for the account of any other client at the same time the debt securities, convertible securities or bank loans of such issuers are held long in client accounts. The firm states that when Shenkman or its employees engages in short sales of securities they could be seen as harming the performance of one or more clients, including the Diversifying Strategies Fund, for the benefit of the account engaging in short sales if the short sales cause the market value of the securities to fall. Conversely, Shenkman states that it and its employees may take long positions in equity securities of certain issuers for their own account or for the account of any other client at the same time the debt securities, convertible securities or bank loans of such issuers are sold out of client accounts. Shenkman states that it also acts as investment manager to companies that have, or may in the future have, non-investment grade securities outstanding. Shenkman states that it may purchase these securities for its client accounts, including for the Diversifying Strategies Fund. Additionally, Shenkman states that it is not precluded from investing in securities of a company held in some of its client accounts in which such other of its clients have senior or subordinated rights relative to the other, or vice versa.

From time to time, Shenkman states that it may have arrangements with brokers and/or affiliates of brokers who may recommend Shenkman’s products or services to their respective clients (in such capacity, “Sponsors/Consultants”). Generally, Shenkman states that it does not compensate Sponsors/Consultants in connection with any such arrangements (to the extent Shenkman does compensate Sponsors/Consultants, the terms of such arrangements are disclosed in accordance with Rule 206(4)-3 under the Investment Advisers Act of 1940). The firm states that a conflict of interest may arise because Shenkman may execute securities transactions on behalf of its clients, including the Diversifying Strategies Fund, through brokers who are, or who have affiliates who are, Sponsors/Consultants. As a fiduciary, Shenkman states that it has an obligation to obtain best execution for its clients. The firm states that the allocation of transactions to brokers who are (or that have affiliates who are) Sponsors/Consultants is subject at all times to Shenkman’s obligation to obtain best execution under the circumstances. The firm states that Shenkman’s Chief Compliance Officer periodically monitors Shenkman’s arrangements with Sponsors/Consultants and its trading activity with brokers who are (or who have affiliates who are) Sponsors/Consultants to ensure that Shenkman has obtained best execution in accordance with its policies and procedures.

Shenkman states that it may share in performance-based compensation and manage both client accounts that are charged performance-based compensation and accounts that are charged only an asset-based fee (i.e., a non-performance based fee). In addition, the firm states that certain client accounts may have higher asset-based fees or more favorable performance-based compensation arrangements than other accounts. The firm states that when Shenkman and its investment personnel manage more than one client account a potential exists for one client account to be favored over another client account. Shenkman states that it and its investment personnel have a greater incentive to favor client accounts that pay it (and indirectly certain investment personnel) performance-based compensation or higher fees, particularly with respect to “new issue” investments. Shenkman states that it maintains procedures to review the holdings of each account periodically to assure that all securities in the account comply with the investment and risk parameters of such account. Shenkman states that it believes that if it charges a performance fee on accounts that receive new issues, Shenkman may have a potential conflict of interest in allocating new issues to these accounts. Shenkman states that it maintains an allocation policy and the Chief Compliance Officer oversees a periodic review of allocations of new issues periodically to ensure that they are being allocated among all eligible accounts in a fair and equitable manner.

Shenkman states that it permits its team members to trade securities for their own accounts. Investment personnel, through their position with the firm, are in a position to take investment opportunities for themselves before such opportunities are executed on behalf of clients. Thus, Shenkman states that it has an obligation to assure that its team members do not “front-run” trades for clients or otherwise favor their own accounts. To that end, Shenkman states that it maintains a personal trading policy that includes pre-clearance procedures that require team members to pre-clear trades in securities of all companies, as well as shares of mutual funds for which Shenkman acts as adviser or sub-adviser.

From time to time, the firm states that it may be appropriate for Shenkman to aggregate client orders for the purchase or sale of securities. Shenkman states that it engages in this practice to achieve more favorable execution prices for clients by buying and selling securities in greater quantities. The firm states that in aggregating client orders for securities, including any orders placed for private investment vehicles, Shenkman will ensure that no investment advisory client will be favored over any other investment advisory client; and each client that participates in an aggregated order shall participate on an average price basis for Shenkman’s transactions in that security on a relevant day and transaction costs (if any) shall be shared pro rata based on each client’s participation in the transaction.

Shenkman states that it may execute transactions between or among client accounts (including rebalancing trades between client accounts) by executing simultaneous purchase and sale orders for the same security. The firm states that even in situations where Shenkman believes there is no disadvantage to its clients, these “cross trade” transactions may nonetheless create an inherent conflict of interest. When engaging in cross transactions, Shenkman states that it will act in good faith and ensure that cross transactions are fair and in the best interests of all participating client accounts.

Compensation of Portfolio Managers

Shenkman states that its portfolio managers represent the majority of the firm’s senior management, and that their compensation is not formally tied to a specific list of criteria. According to Shenkman, they are compensated based on their ability to implement the firm’s investment strategy, their ability to effectively perform their respective managerial functions, the overall investment performance of the firm, as well as the firm’s growth and profitability. Shenkman states that all of its senior portfolio managers are owners of the firm.

Shenkman states that Messrs. Shenkman and Condon’s compensation is not directly based on the performance of the Diversifying Strategies Fund or the value of assets held in its portfolio.

Southeastern

Southeastern reported the following regarding other accounts managed by portfolio manager(s) as of December 31, 2014:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Fund/Portfolio Manager(s)	Number	Total Assets (in millions)	Number	Total Assets (in millions)	Number	Total Assets (in millions)
Equity Income Fund and Aggressive Opportunities Fund
O. Mason Hawkins	5	$13,763	8	$1,240	137*	$14,925
G. Staley Cates	5	$13,763	8	$1,240	137*	$14,925

*	Southeastern reported that fourteen (14) of these accounts with assets of $5,866 million have an advisory fee based upon the performance of the account.

Potential Conflicts of Interest

Southeastern states that conflicts of interest could arise in connection with managing the Vantagepoint Fund accounts side by side with Southeastern’s other clients. Southeastern’s clients include US, Non-US, Global, Small-Cap, and Asia Pacific mandates, and investment opportunities may be appropriate for more than one category of account. Southeastern states that because of market conditions and investment guidelines, not all investment opportunities will be available to all accounts at all times. Southeastern states that the firm may have a financial incentive to favor performance fee accounts. Southeastern states that firm personnel also have substantial ownership in the Longleaf Partners Funds, a mutual fund family for which Southeastern serves as lead manager. In addition, Southeastern states that certain clients of the firm are entities related to Southeastern employees. Southeastern states that the firm has developed allocation principles designed to ensure that no accounts, including but not limited to performance fee accounts and accounts in which Southeastern employees have an interest, are systematically give preferential treatment over time. Southeastern states that the firm’s compliance personnel routinely monitor allocations for consistency with these principles, as well as evidence of additional conflicts of interest.

Compensation of Portfolio Managers

According to Southeastern, portfolio manager compensation at December 31, 2014 included the following: competitive salary (comparable to investment firms elsewhere); and bonus based on contribution to the firm over the year. The firm states that contribution to the firm includes: how investment ideas generated by the manager performed both in price and value growth; how the other Southeastern accounts performed as measured against inflation plus 10%; and how the overall firm performed.

SSGA FM

SSGA FM reported the following regarding other accounts managed by portfolio manager(s) as of December 31, 2014:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Fund/Portfolio Manager(s)	Number*	Total Assets (in billions)*	Number*	Total Assets (in billions)*	Number*	Total Assets (in billions)*
Aggressive Opportunities Fund and Equity Income Fund
Michael J. Feehily, CFA	160	$198.38	375	$534.18	334	$253.99
Dwayne Hancock, CFA	160	$198.38	375	$534.18	334	$253.99

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Fund/Portfolio Manager(s)	Number*	Total Assets (in billions)*	Number*	Total Assets (in billions)*	Number*	Total Assets (in billions)*
Diversifying Strategies Fund
Michael J. Feehily, CFA	161	$199.01	375	$534.18	334	$253.99
John Tucker, CFA	161	$199.01	375	$534.18	334	$253.99

*	SSGA FM states that this table refers to accounts of the Global Equity Beta Solutions Team of State Street Global Advisors (“SSGA”). The firm states that SSGA FM and other advisory affiliates of State Street Corporation make up SSGA, the investment management arm of State Street Corporation.

Potential Conflicts of Interest

A portfolio manager that has responsibility for managing more than one account may be subject to potential conflicts of interest because he or she is responsible for other accounts in addition to the Funds. Those conflicts could include preferential treatment of one account over others in terms of: (a) the portfolio manager’s execution of different investment strategies for various accounts; or (b) the allocation of resources or of investment opportunities.

Portfolio managers may manage numerous accounts for multiple clients. These accounts may include registered investment companies, other types of pooled accounts (e.g., collective investment funds), and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions). Portfolio managers make investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that portfolio. A potential conflict of interest may arise as a result of the portfolio managers’ responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio managers’ accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment. The portfolio managers may also manage accounts whose objectives and policies differ from that of the Funds. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, an account may sell a significant position in a security, which could cause the market price of that security to decrease, while a Fund maintained its position in that security.

A potential conflict may arise when the portfolio managers are responsible for accounts that have different advisory fees - the difference in fees could create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to investment opportunities. Another potential conflict may arise when the portfolio manager has an investment in one or more accounts that participate in transactions with other accounts. His or her investment(s) may create an incentive for the portfolio manager to favor one account over another.

SSGA FM has adopted policies and procedures reasonably designed to address these potential material conflicts. For instance, portfolio managers are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, SSGA FM and its advisory affiliates have processes and procedures for allocating investment opportunities among portfolios that are designed to provide a fair and equitable allocation.

Compensation of Portfolio Managers

SSGA FM states that the compensation of SSGA FM’s investment professionals is based on a number of factors, including external benchmarking data and market trends, State Street Corporation performance, SSGA performance, and individual performance. The firm states that each year State Street Corporation’s Global Human Resources department participates in compensation surveys in order to provide SSGA with critical, market-based compensation information that helps support individual pay decisions. Additionally, the firm states that subject to State Street Corporation and SSGA business results, State Street Corporation allocates an incentive pool to SSGA to reward its employees. The firm states that because the size of the incentive pool is based on the firm’s overall profitability and performance against risk related goals, each staff member is motivated to contribute both as an individual and as a team member. The firm states that the incentive pool is allocated to the various functions within SSGA. The firm states that discretionary determination of the allocation amounts to business units is influenced by market-based compensation data, as well as the overall performance of the group. The firm states that individual compensation decisions are made by the employee’s manager, in conjunction with the senior management of the employee’s business unit. The firm states that these decisions are based on the performance of the employee and, as mentioned above, on the performance of the firm and business unit.

Systematic

Systematic reported the following regarding other accounts managed by portfolio manager(s) as of December 31, 2014:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Fund/ Portfolio Manager(s)	Number	Total Assets (in millions)	Number	Total Assets (in millions)	Number	Total Assets (in millions)
Select Value Fund
Ronald Mushock	9	$3,377	2	$137 mil	*288	*$ 5,229mil
D. Kevin McCreesh	2	$94 mil	1	$21 mil	**56	**$ 2,457mil

*	Systematic reported that one (1) account with assets of $69 million has an advisory fee based on account performance.
**	Systematic reported that two (2) accounts with assets of $883 million have an advisory fee based on account performance.

Potential Conflicts of Interest

Systematic states that portfolio managers of the firm oversee the investment of various types of accounts in the same strategy, such as mutual funds, pooled investment vehicles and separate accounts for individuals and institutions. Systematic further states that the simultaneous management of these diverse accounts and specific client circumstances may create perceived conflicts of interest related to differences in the investment management fees charged and unequal time and attention devoted to certain accounts. However, Systematic states that it recognizes its affirmative duty to treat all accounts fairly and equitably over time and maintains a series of controls in furtherance of this goal.

Systematic also states that, generally, portfolio managers apply investment decisions to all accounts utilizing a particular strategy on a pro rata basis, while also accounting for varying client circumstances, including client objectives and preferences, instructions, restrictions, account size, cash availability and current specific needs. Nevertheless, Systematic states that during the normal course of managing assets for multiple clients of different types and asset levels, portfolio managers may encounter conflicts of interest that could, if not properly addressed, be harmful to one or more of the firm’s clients. Systematic further states that the material conflicts of interest it encounters most frequently involve, without limitation, investment security selection, employee personal securities trading, proxy voting and the allocation of investment opportunities. To mitigate these potential conflicts and ensure its clients are not negatively impacted by the adverse actions of Systematic or its employees, Systematic states that it has implemented a series of policies and procedures that are overseen by compliance professionals and, in Systematic’s view, reasonably designed to prevent and detect conflicts.

Systematic states that, for example, its Code of Ethics restricts employees’ personal securities trading, forbids employees from giving, soliciting or accepting inappropriate gifts and entertainment and requires employees to receive explicit approval prior to serving as a board member or officer of a public company or rendering outside investment advice. Additionally, Systematic states that to effectively remove conflicts of interest related to voting proxies for accounts that have delegated such authority to Systematic, Systematic has a Proxy Voting Policy

that provides for an independent third-party proxy voting agent, which agent’s pre-determined voting policy guidelines Systematic has adopted. Systematic also states that its Allocation and Aggregation and Trade Error Correction policies similarly seek to reduce potential conflicts of interest by promoting the fair and equitable allocation of investment opportunities among client accounts over time and the consistent resolution of trading errors.

Notably, Systematic states that Affiliated Managers Group, Inc. (“AMG”), a publicly traded asset management company, holds a majority interest in Systematic through AMG’s wholly-owned subsidiary, Titan NJ LP Holdings LLC. Systematic states that it operates independently as a separate, autonomous affiliate of AMG, which has equity investments in a group of investment management firms including Systematic. Systematic further states that the AMG Affiliates do not formulate advice for Systematic’s clients and do not, in Systematic’s view, present any potential conflict of interest with Systematic’s clients.

Compensation of Portfolio Managers

Systematic states that certain employees share equity ownership with AMG as partners, which may serve to incentivize Systematic’s investment professionals to perform successfully. Systematic states that Ron Mushock and Kevin McCreesh are Managing Partners of the firm and co-Portfolio managers for the strategy, and that their compensation consists of a combination of a fixed base salary, and a share of Systematic’s profits based upon each Partner’s respective individual ownership position in Systematic. Systematic further states that, although total compensation is influenced by Systematic’s overall profitability and therefore is based in part on the aggregate performance of all of Systematic’s portfolios, including the Select Value Fund, compensation is not based on performance of the Fund individually. Systematic states that the Partners are provided with a benefits package, including health insurance, and participation in a company 401(k) plan, comparable to that received by other Systematic employees, and that the portfolio managers are not compensated based solely on the performance of, or the value of assets held in the Select Value Fund or any other individual portfolio managed by Systematic.

T. Rowe Price

T. Rowe Price reported the following regarding other accounts managed by portfolio manager(s) as of December 31, 2014:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Fund/Portfolio Manager(s)	Number	Total Assets (in millions)	Number	Total Assets (in millions)	Number	Total Assets (in millions)
Equity Income Fund
Brian C. Rogers	15	$47,819.7	3	$2,890.2	35	$6,466.7
Growth & Income Fund
Larry J. Puglia	9	$36,901.0	1	$229.6	20	$8,406.4

Potential Conflicts of Interest

The firm states that portfolio managers at T. Rowe Price and its affiliates typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), offshore funds, and common trust accounts. T. Rowe Price further states that portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price and its affiliates have adopted brokerage and trade allocation policies and procedures which they believes are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients. Also, as disclosed under the “Compensation of Portfolio Managers” section, T. Rowe Price states that its portfolio managers’ compensation is determined in the same manner with respect to all portfolios managed by the portfolio manager.

T. Rowe Price states that its funds may, from time to time, own shares of Morningstar, Inc. T. Rowe Price states that Morningstar is a provider of investment research to individual and institutional investors, and publishes ratings on mutual funds, including the Price Funds. T. Rowe Price states that it manages the Morningstar retirement plan and T. Rowe Price and its affiliates pay Morningstar for a variety of products and services. In addition, T. Rowe Price states that Morningstar may provide investment consulting and investment management services to clients of T. Rowe Price or its affiliates.

Compensation of Portfolio Managers

T. Rowe Price states that portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of a stock option grant or restricted stock grant. Compensation is variable and is determined based on the following factors.

The firm states that investment performance over one-, three-, five-, and ten-year periods is the most important input and that the weightings for these time periods are generally balanced and are applied consistently across similar strategies. T. Rowe Price (and T. Rowe Price Hong Kong, T. Rowe Price Singapore, and T. Rowe Price International, as appropriate), evaluate performance in absolute, relative, and risk-adjusted terms. Relative performance and risk adjusted performance are typically determined with reference to the broad based index (ex. S&P 500) and the Lipper index (ex. Large-Cap Growth) set forth in the total returns table in the fund’s prospectus, though other benchmarks may be used as well. The firm further states that investment results are also measured against comparably managed funds of competitive investment management firms. The selection of comparable funds is approved by the applicable investment steering committee and is the same as the selection presented to the directors of the T. Rowe Price Funds in their regular review of fund performance. Performance is primarily measured on a pretax basis though tax efficiency is considered.

T. Rowe Price states that compensation is viewed with a long-term time horizon. According to the firm, the more consistent a manager’s performance over time, the higher the compensation opportunity. The firm states that the increase or decrease in a fund’s assets due to the purchase or sale of fund shares is not considered a material factor. In reviewing relative performance for fixed-income funds, a fund’s expense ratio is usually taken into account. T. Rowe Price states contribution to T. Rowe Price’s overall investment process is an important consideration as well. The firm states that leveraging ideas and investment insights across the global investment platform, working effectively with and mentoring others, and other contributions to the firm’s clients, the firm or its culture are important components of T. Rowe Price’s long-term success and are highly valued.

T. Rowe Price states that all of its employees, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group and that, in addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. The firm states that eligibility for and participation in these plans is on the same basis as for all employees. Finally, the firm states, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits.

T. Rowe Price states that this compensation structure is used for all portfolios managed by a portfolio manager.

TimesSquare

TimesSquare reported the following regarding other accounts managed by portfolio manager(s) as of December 31, 2014:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Fund/Portfolio Manager(s)	Number	Total Assets (in millions)	Number	Total Assets (in millions)	Number	Total Assets (in millions)
Aggressive Opportunities Fund
Tony Rosenthal*	5	$2,768.06	4	$453.08	114	$10,573.94
Grant Babyak**	8	$5,100.18	4	$453.08	155	$12,715.30

*	TimesSquare reported that seven (7) accounts with aggregate assets of $586.82 million have an advisory fee based upon the performance of the account.
**	TimesSquare reported that eight (8) accounts with aggregate assets of $660.61 million have an advisory fee based upon the performance of the account.

Potential Conflicts of Interest

TimesSquare states that it is committed to ensuring that first and foremost any conflicts of interest, whether actual or apparent, are avoided. Towards that aim, TimesSquare states that it implemented and continues to maintain a compliance program that includes written policies and procedures that it believes address reasonably foreseeable potential areas of conflict. According to TimesSquare, it has designated a Chief Compliance Officer and provided the resources and support required to ensure that the compliance program remains effective. The firm states that the following highlights of TimesSquare’s compliance program are critical in the firm’s avoidance of conflicts of interest.

Code of Ethics – Personal Trading Conflicts:

TimesSquare states that, as a relatively small entity, TimesSquare treats all personnel as “Access Persons.” According to the firm, all personnel are required to follow the Access Person rules as described in detail in its compliance policies and procedures, including preclearance and holdings declarations. Further, the firm states that to ensure that TimesSquare avoids conflicts of interests its compliance department prohibits individual stock transactions in issues less than $20 billion in market capitalization or in any stock that is held in any portfolios managed by TimesSquare. TimesSquare believes that the $20 billion limitation is quite effective in avoiding conflicts since the firm predominantly manages investment portfolios with Small to Mid Cap market cap mandates. TimesSquare states that it maintains a Code of Ethics, which contains policies and procedures designed to manage and mitigate any actual or potential conflicts of interest. TimesSquare states that these policies and procedures include among others, pre-clearance and reporting, blackout periods, which prohibit Access Persons from transacting in securities that have been transacted in client accounts. TimesSquare’s states that its Code of Ethics and Compliance Manual also contain a gift policy that restricts the giving and receiving of gifts by employees.

Investment Opportunity Conflicts:

According to TimesSquare, portfolio managers for all advised accounts have equal access to all suitable transactions, consistent with TimesSquare’s policy of treating all client accounts in a manner that is fair and equitable over time. The firm states that requests for publicly traded securities may be filled by TimesSquare’s trading desk in the order in which they are received, but are generally aggregated for advised accounts (including affiliated accounts). Such aggregation is appropriate, in TimesSquare’s judgment, for the purpose of achieving best execution, and all participating accounts benefit equally from any reduced price or transaction costs. TimesSquare reports that except as directed by clients, TimesSquare and its related advisers use a proportional allocation system in the case of aggregated trades where not enough securities are available to satisfy all accounts’ requests. The firm states that, in the event that this pro rata procedure results in an allocation that is not consistent with the portfolio’s relative sizes, sector allocations, diversification, and/or cash positions, as determined by the portfolio manager, then the portfolio manager may change the allocation.

TimesSquare reports that such aggregation does not always include “program trades” for actively managed equity accounts. Program trades are defined by TimesSquare as trades of more than one security that are periodically required to rebalance portfolios. According to TimesSquare, program trades also include groups of trades required to establish desired initial portfolios for new accounts. According to the firm, program trades are executed through specific program trading firms selected by TimesSquare’s active equity trading desk.

TimesSquare states that its trading desk delegates the execution and management of program trades to the program trading firms, subject to review for best execution. In the opinion of TimesSquare, it is not always advantageous to aggregate program trades with non-program trading activity.

The firm reports that decisions to aggregate/not aggregate program trades with non-program trades are made on a case-by-case basis taking into consideration, for example, liquidity of securities involved, price limits on orders and the size of the program trade(s) as compared to non-program trades.

TimesSquare believes that, where the actual allocation of new mid cap growth equity issues is significantly lower than that requested, using the original intended allocation proportions may result in allocations to portfolios that are not meaningful. In those situations, TimesSquare states that the portfolio manager may allocate the securities received to significantly fewer portfolios than originally intended, and that those portfolios chosen to receive the smaller allocations are selected non-systematically based on a combination of portfolio performance, size, cash position, sector allocations, number of positions in the portfolio, diversification among similar companies, and minimization of custodian transaction costs to the client. According to TimesSquare while the intention is to over time allocate similar proportional amounts to all portfolios, using this methodology the largest accounts are unlikely to receive small allocations and over time may not receive similar proportional amounts. TimesSquare reports that on a quarterly basis, portfolio managers and compliance personnel monitor the proportional amounts allocated to all portfolios and the dispersion of performance for all accounts, for the last rolling twelve month period. The firm states that the objective of the reviews is to evaluate dispersion of performance and relative allocations, if any, and to determine if future allocations of IPOs and secondary offerings should be adjusted.

Proxy Voting Conflicts:

TimesSquare states that it has developed pre-determined proxy voting guidelines that are executed by an independent, third party proxy voting service – Institutional Shareholder Services (ISS). The firm further states that the pre-determined guidelines are developed through consultation with equity analysts and portfolio managers, and are reviewed and approved annually by TimesSquare’s Proxy Voting Committee.

TimesSquare states that, to address potential material conflicts of interest between the interests of TimesSquare and its clients, TimesSquare adheres to the pre-determined proxy voting guidelines that are approved by the Proxy Voting Committee. It further states that proposals to vote in a manner inconsistent with the pre-determined guidelines must be approved by the Proxy Voting Committee.

TimesSquare reports that, taking into consideration all pertinent factors, the proxy voting guidelines have been developed to protect/improve shareholder value through protection of shareholder rights, and prevention of excessive and unwarranted compensation for companies’ directors, management, and employees.

TimesSquare’s states that its compliance personnel are responsible for ensuring that all proxies are voted in a manner consistent with policy and procedures, required records are maintained, and, as requested, reports provided to clients.

TimesSquare states that, while it does not anticipate material conflicts of interest arising in the proxy voting area, in the event that a conflict did arise, such conflict would be handled in accordance with its Proxy Voting Policies.

Conflict Management:

TimesSquare believes that it has not been faced with a material conflict of interest to date. However, the firm states in the event that a conflict did arise, the firm would follow its written policies in that particular area. According to the firm, as per the firm’s policies, the firm’s Chief Compliance Officer would be directly involved and charged with the management of the situation and that the Chief Compliance Officer would engage senior management as necessary and enlist legal counsel towards reviewing the situation and determining the appropriate course of action to avoid and/or resolve the conflict. TimesSquare further states that, to the extent necessary, TimesSquare would also take corrective actions that were consistent with TimesSquare’s fiduciary duty and the best interests of its clients.

TimesSquare states that its entire mid-cap growth team is bound by its compliance program that includes written policies and procedures that the firm believes address reasonably foreseeable potential areas of conflict.

Compensation of Portfolio Managers

TimesSquare states that its compensation program rewards top performing portfolio managers and investment analysts, promotes retention of key personnel and provides senior leaders with an equity-based stake in the firm. The firm further states that the program is tied exclusively to client investment performance and financial results of the firm and its investment business and that moreover, the program is based on a series of clear metrics with investment performance, relative to the appropriate comparative universe and benchmark, carrying the greatest weighting for portfolio managers. According to TimesSquare, investment professionals’ compensation is comprised of the following three components: base salaries, an annual bonus plan and significant equity in the firm, as described below.

Base Salaries:

TimesSquare states that base salaries for investment professionals are targeted at the upper end of relevant peer groups of other institutional investment managers. According to TimesSquare, based on recent research, the firm’s top performing employee compensation falls within the top decile of the industry. According to TimesSquare, studies of competitive investment management compensation practices and levels are routinely conducted to ensure that investment professionals are competitively paid. The firm states that it adjusts base salaries when performance, market data, career path progression or position scope warrant an increase to encourage retention and development of top performers. The firm further states that for key investment decision makers, variable performance-driven elements, such as the annual bonus and equity in the firm, comprise the substantial majority of total compensation.

Annual Bonus Plan:

TimesSquare states that bonuses for portfolio managers and investment analysts are determined primarily by investment performance using both manager-relative and benchmark-relative measures over multiple time horizons, and that such performance is measured over 1 and 3 year time periods versus the Russell Midcap Growth Index. The firm states that performance is analyzed on a pre-tax basis.

Equity Ownership:

TimesSquare states that senior investment professionals receive significant equity ownership in the firm, subject to a five year vesting period, and that, once vested, certain components with vested value are not immediately accessible to further encourage retention. The firm states that, through this stake in the firm’s business, senior professionals benefit from client retention and prudent business management. The firm reports that the majority of the firm’s investment professionals retain ownership.

Victory Capital

Victory Capital reported the following regarding other accounts managed by portfolio manager(s) as of December 31, 2014:

	Registered Investment Companies		Other Pooled Investment Vehicle		Other Accounts
Fund/Portfolio Manager(s)	Number	Total Assets (in millions)	Number	Total Assets (in millions)	Number	Total Assets (in millions)
Growth Fund
Erick Maronak	2	$759.4	2	$112.1	36	$793.7
Jason Dahl, CFA	2	$759.4	2	$112.1	36	$793.7
Scott Kefer, CFA	3	$770.6	2	$112.1	36	$793.7
Michael Koskuba	2	$759.4	2	$112.1	36	$793.7

Potential Conflicts of Interest

Victory states that its portfolio managers are often responsible for managing one or more mutual funds as well as other accounts, such as separate accounts, and other pooled investment vehicles, such as collective trust funds or unregistered hedge funds. A portfolio manager may manage other accounts which have materially higher fee arrangements than the Fund and may, in the future, manage other accounts which have a performance-based fee. A portfolio manager also may make personal investments in accounts they manage or support. The side-by-side management of the Fund along with other accounts may raise potential conflicts of interest by incenting a portfolio manager to direct a disproportionate amount of: (1) their attention; (2) limited investment opportunities, such as less liquid securities or initial public offerings; and/or (3) desirable trade allocations, to such other accounts. In addition, certain trading practices, such as cross-trading between the Fund and another account, raise conflict of interest issues. The Fund and Victory have policies and procedures in place, including the Victory’s internal review process, that are intended to mitigate those conflicts.

Compensation of Portfolio Managers

Victory states that it has designed the structure of its portfolio managers’ compensation to (1) align portfolio managers’ interests with those of Victory’s clients with an emphasis on long-term, risk-adjusted investment performance, (2) help Victory attract and retain high-quality investment professionals, and (3) contribute to Victory’s overall financial success.

Each of the Victory portfolio managers receives a base salary plus an annual incentive bonus for managing the Fund, separate accounts, other investment companies, other pooled investment vehicles and other accounts (including any accounts for which Victory receives a performance fee) (together, “Accounts”). Victory states that a portfolio manager’s base salary is dependent on the manager’s level of experience and expertise. Victory states that it monitors each manager’s base salary relative to salaries paid for similar positions with peer firms by reviewing data provided by various consultants that specialize in competitive salary information. Each of the portfolio management teams employed by Victory may earn incentive compensation based on a percentage of Victory’s revenue attributable to fees paid by Accounts managed by the team. The chief investment officer of each team, in coordination with Victory, determines the allocation of the incentive compensation earned by the team among the team’s portfolio managers by establishing a “target” incentive for each portfolio manager based on the manager’s level of experience and expertise in the manager’s investment style. Individual performance is based on objectives established annually using performance metrics such as portfolio structure and positioning, research, stock selection, asset growth, client retention, presentation skills, marketing to prospective clients and contribution to Victory’s philosophy and values, such as leadership, risk management and teamwork. The annual incentive bonus also factors in individual investment performance of each portfolio manager’s portfolio or their Fund relative to a selected peer group(s). The overall performance results for a manager are based on the composite performance of all Accounts managed by that manager on a combination of one, three and five year rolling performance periods as compared to the performance information of a peer group of similarly-managed competitors.

Victory states that its portfolio managers may participate in the equity ownership plan of Victory’s parent company. There is an ongoing annual equity pool granted to certain employees based on their contribution to the firm. Eligibility for participation in these incentive programs depends on the manager’s performance and seniority.

Walter Scott

Walter Scott reported the following regarding other accounts managed by portfolio manager(s) as of December 31, 2014:

	Registered Investment Companies		Other Pooled Investment Vehicles*		Other Accounts*
Fund/Portfolio Manager(s)	Number	Total Assets (in millions)	Number	Total Assets (in millions)	Number	Total Assets (in millions)
International Fund
Jane Henderson	6	$6,731.8	43	$23,917.8	145	$37,640.7
Roy Leckie	6	$6,731.8	43	$23,917.8	145	$37,640.7
Charlie Macquaker	6	$6,731.8	43	$23,917.8	145	$37,640.7

*	Walter Scott reported that the number of accounts where advisory fee is based on account performance: two other pooled investment vehicles with total assets of approximately $295.5 million and six other accounts with total assets of approximately $821.2 million.

Potential Conflicts of Interest

Walter Scott states that it was founded in 1983 and has been run from the outset to avoid any conflicts of interest, where possible, arising between the company and its clients. With regard to the conflicts inherent within an investment management firm, Walter Scott states that it has developed various rules and procedures to manage these.

According to Walter Scott, the first of these is that the firm does not trade on its own balance sheet nor does it charge any other fees to clients apart from the investment management fee. The firm states that it tries to align its interests alongside the interests of its clients. Walter Scott further states that it has strict personal trading rules prohibiting members of staff from having discretion to purchase individual securities or in any collective investment vehicle where the firm acts as subadviser.

With regard to allocation of investment opportunities, the firm states that its Investment Management Group is responsible for portfolio management in that it takes the investment decisions reached by the investment team and agrees upon the investment strategy to be applied. The “Portfolio Implementation” department is then charged with translating that strategy in line with client mandates and restrictions. The firm reports that there are regular meetings to review similarly mandated portfolios not only from a performance standpoint but also with respect to their geographic and sectoral dispersion. Walter Scott states that those meetings are held weekly on an informal basis, with a formal meeting on a quarterly basis. The firm further reports that “Dealing” (i.e., Trading) is a separate department and the firm maintains an authorized brokers list. Walter Scott states that it has policies and procedures for fair and timely allocation of trades. Walter Scott states that it does not cross stock between client accounts. Walter Scott further states that it may use trading commissions to pay brokers for substantive research but has no formal commission sharing arrangements in place.

Walter Scott states that it does not currently offer performance based fees but has acceded to requests for these fees from a small number of clients.

According to the firm, all aspects of the firm procedures are documented and inspected through a risk based monitoring program led by the firm’s risk and compliance department.

Compensation of Portfolio Managers

Walter Scott states that its staff are paid competitive base salaries.

According to the firm, everyone in the firm is eligible to participate in the firm’s annual profit share, which is a fixed percentage of the firm’s pre-incentive operating profits. Walter Scott reports that this is the sole source of incentive compensation. Investment, operations, compliance and client service staff are all focused upon the same goals of providing superior performance and service to clients. Walter Scott states that success in these areas drives the firm’s profits and therefore the profit share.

Walter Scott reports that, for senior staff, the majority of annual compensation is the profit share. The firm further reports that an element of this is deferred via a long-term incentive plan, largely invested in a long-term global equity fund where Walter Scott is the investment advisor, and BNY Mellon stock. Walter Scott states that both have a deferral period which vests on a pro-rata basis over four years.

WEDGE

WEDGE reported the following regarding other accounts managed by portfolio manager(s) as of December 31, 2014:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Fund/Portfolio Manager(s)	Number	Total Assets (in millions)	Number	Total Assets (in millions)	Number	Total Assets (in millions)
Select Value Fund
Paul M. VeZolles	2	$769	1	$74	252	$8,146
John G. Norman	2	$769	1	$74	252	$8,146
Martin L. Robinson	2	$769	1	$74	252	$8,146
Brian J. Pratt	2	$769	1	$74	252	$8,146

Potential Conflicts of Interest

WEDGE states that, during the normal course of managing assets for multiple clients of varying types and asset levels, WEDGE will inevitably encounter conflicts of interest that could, if not properly addressed, be harmful to one or more of its clients. The firm states that those of a material nature that are encountered most frequently surround security selection, brokerage selection, employee personal securities trading, proxy voting and the allocation of securities. WEDGE believes that it is therefore, forced to consider the possible personal conflicts that occur for an analyst and portfolio manager as well as those for the firm when a security is recommended for purchase or sale. When trading securities, WEDGE states that it must address the issues surrounding the selection of brokers to execute trades considering the personal conflicts of the trader and the firm’s conflict to obtain best execution of client transactions versus offsetting the cost of research or selfishly enhancing its relationship with a broker/consultant for potential future gain. And finally, WEDGE states that it must consider the implications that a limited supply or demand for a particular security poses on the allocation of that security across accounts. WEDGE reports that, to mitigate these conflicts and ensure its clients are not negatively impacted by the adverse actions of WEDGE or its employees, WEDGE has implemented a series of policies including its Personal Security Trading Policy, Proxy Voting Policy, Equity Trading Policy, Trading Error Policy, Gifts and Entertainment Policy, Political Contributions Policy, and others designed to prevent and detect conflicts when they occur. WEDGE reasonably believes that these and other policies combined with the periodic review and testing performed by its compliance professionals adequately protects the interests of its clients.

Compensation of Portfolio Managers

WEDGE states that incentive compensation plans have been structured to reward all professionals for their contribution to the growth and profitability of the firm. WEDGE reports that compensation is not directly tied to fund performance or growth in assets for any fund or other account managed by a portfolio manager, and that general partners are compensated via a percentage of the firm’s net profitability following a peer review, which focuses on performance in their specific area of responsibility, as well as their contribution to the general management of the firm, and their importance to the firm in the future. WEDGE reports that other investment professionals receive a competitive salary and bonus based on the firm’s investment and business success and their specific contribution to that record.

Wellington Management

Wellington Management reported the following regarding other accounts managed by portfolio manager(s) as of December 31, 2014:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Fund/Portfolio Manager(s)	Number	Total Assets	Number	Total Assets	Number	Total Assets
Equity Income Fund
Karen H. Grimes	9	$13,310,242,645	2	$105,252,898	5*	$642,673,624
Growth & Income Fund
Ian R. Link	10	$9,821,541,526	11	$1,923,420,905	17**	$5,103,235,281
Discovery Fund
Jamie A. Rome	2	$61,329,672	3	$100,427,586	2	$60,922,126

*	Wellington reported that Ms. Grimes manages one (1) account with assets under management of $307,975,787 in the “Other Accounts” category that has an advisory fee based upon the performance of the account.
**	Wellington reported that Mr. Link manages one (1) account with assets under management of $323,703,685 in the “Other Accounts” category that has an advisory fee based upon the performance of the account.

Potential Conflicts of Interest

Wellington Management states that individual investment professionals at Wellington Management manage multiple accounts for multiple clients, and that these accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. Wellington Management states that each Fund’s manager listed in the Prospectus who is primarily responsible for the day-to-day management of the Funds (“Portfolio Managers”) generally manages accounts in several different investment styles. Wellington Management states that these accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Funds. Wellington Management states that the Portfolio Managers make investment decisions for each account, including the relevant Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, Wellington Management states that the Portfolio Managers may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, Wellington Management states that these accounts may be managed in a similar fashion to the relevant Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the relevant Fund.

Wellington Management states that a Portfolio Manager or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the relevant Fund, or make investment decisions that are similar to those made for the relevant Fund, both of which have the potential to adversely impact the relevant Fund depending on market conditions. For example, Wellington Management states that an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, Wellington Management states that a Portfolio Manager may purchase the same security for the relevant Fund and one or more other accounts at or about the same time. Wellington Management states that, in those instances, the other accounts will have access to their respective holdings prior to the public disclosure of the relevant Fund’s holdings. In addition, Wellington Management states that some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the Funds. Wellington Management states that Messrs. Grimes and Link also manage accounts which pay performance allocations to Wellington Management or its affiliates. Because incentive payments paid by Wellington Management to the Portfolio Managers are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, Wellington Management states that the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by a given Portfolio Manager. Finally, Wellington Management states that the Portfolio Managers may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington Management states that it is its goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management states that it has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management states that it monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, Wellington Management states that senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals. Wellington Management states that, although it does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.

Compensation of Portfolio Managers

Wellington Management states that it receives a fee based on the assets under management of each Fund as set forth in the Investment Subadvisory Agreements between Wellington Management, the Trust and Vantagepoint Investment Advisers, LLC on behalf of each Fund. Wellington Management states that it pays its investment professionals out of its total revenues, including the advisory fees earned with respect to each Fund. Wellington Management states that the following information is as of December 31, 2014.

Wellington Management states that its compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management states that compensation of each Fund’s manager listed in the prospectus who is primarily responsible for the day-to-day management of the Funds (“Portfolio Managers”) includes a base salary and incentive components. Wellington Management states that the base salary for each Portfolio Manager who is a partner (a “Partner”)

of Wellington Management Group LLP, the ultimate holding company of Wellington Management, is generally a fixed amount that is determined by the managing partners of Wellington Management Group LLP. Wellington Management states that each Portfolio Manager’s incentive payment relating to the relevant Fund is linked to the gross pre-tax performance of the portion of the Fund managed by the Portfolio Manager compared to the benchmark index and/or peer group identified below over one and three year periods, with an emphasis on three year results. In 2012, Wellington Management states that it began placing increased emphasis on long-term performance and is phasing in a five-year performance comparison periods, which will be fully implemented by December 31, 2016. Wellington Management states that it applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by the Portfolio Managers, including accounts with performance fees.

Wellington Management states that portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. Wellington Management states that the Portfolio Managers may also be eligible for bonus payments based on their overall contribution to Wellington Management’s business operations. Wellington Management states that senior management at Wellington Management may reward individuals as it deems appropriate based on other factors. Wellington Management states that each Partner is eligible to participate in a Partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Wellington Management states that Ms. Grimes and Messrs. Link and Rome are Partners.

Fund	Subadviser’s Internal Benchmark Index and/or Peer Group for Incentive Period
Equity Income Fund	Russell 1000 Value Index
Growth & Income Fund	S&P 500 Value Index
Discovery Fund	Russell 2000 Index

WellsCap

Wells reported the following regarding other accounts managed by portfolio manager(s) as of December 31, 2014:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Fund/Portfolio Manager(s)	Number	Total Assets (in millions)	Number	Total Assets (in millions)	Number	Total Assets (in millions)
Aggressive Opportunities Fund
Thomas Pence, CFA	17	$9,065	4	$273	115*	$5,311
Michael Smith, CFA	17	$9,065	4	$273	115*	$5,311
Chris Warner, CFA	7	$5,123	0	—	54	$1,620

*	WellsCap reported that Thomas Pence, CFA and Michael Smith, CFA manage one account with assets under management of approximately $276 million in the “Other Accounts” category that has an advisory fee based upon the performance of the account.

Potential Conflicts of Interest

WellsCap states that its portfolio managers often provide investment management for separate accounts advised in the same or similar investment style as that provided to mutual funds. WellsCap states that while management of multiple accounts could potentially lead to conflicts of interest over various issues such as trade allocation, fee disparities and research acquisition, WellsCap has implemented policies and procedures for the express purpose of ensuring that clients are treated fairly and that potential conflicts of interest are minimized.

Compensation of Portfolio Managers

The compensation structure for Wells Capital Management’s Portfolio Managers includes a competitive fixed base salary plus variable incentives, payable annually and over a longer term period. Wells Capital Management participates in third party investment management compensation surveys in order to provide Wells Capital Management with market-based compensation information to help support individual pay decisions. In addition to investment management compensations surveys, Wells Capital Management also considers prior professional experience, tenure, seniority and a Portfolio Manager’s team size, scope and assets under management when determining their fixed base salary. Incentive bonuses are typically tied to relative, pre-tax investment performance of the Funds or other accounts under his or her management within acceptable risk parameters. Relative investment performance is generally evaluated for 1, 3, and 5 year performance results, with a predominant weighting on the 3- and 5- year time periods, versus the relevant benchmarks and/or peer groups consistent with the investment style. In addition, Portfolio Managers, who meet the eligibility requirements, may participate in Wells Fargo’s 401(k) plan that features a limited matching contribution. Eligibility for and participation in this plan is on the same basis for all employees.

Western Asset

Western Asset reported the following regarding other accounts with asset based fees managed by portfolio manager(s) as of December 31, 2014:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Fund/Portfolio Manager(s)	Number	Total Assets (in millions)	Number	Total Assets (in millions)	Number	Total Assets (in millions)
High Yield Fund
S. Kenneth Leech	106	$203,878	233	$84,617	667	$177,365
Christopher N. Orndorff	10	$3,793	27	$10,689	62	$25,779
Michael C. Buchanan	42	$39,320	58	$31,761	192	$53,418
Timothy J. Settel	4	$4,216	15	$6,708	13	$2,760
Walter E. Kilcullen	5	$2,251	11	$3,952	20	$2,964

Western Asset reported the following regarding other accounts with performance based fees managed by portfolio manager(s) as of December 31, 2014:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Fund/Portfolio Manager(s)	Number	Total Assets (in millions)	Number	Total Assets (in millions)	Number	Total Assets (in millions)
High Yield Fund
S. Kenneth Leech	0	—	9	$2,059	54	$17,323
Christopher N. Orndorff	0	—	2	$231	6	$3,969
Michael C. Buchanan	0	—	4	$1,278	21	$7,895
Timothy J. Settel	0	—	2	$1,047	0	—
Walter E. Kilcullen	0	—	0	—	0	—

Western Asset Limited

Western Asset Limited reported the following regarding other accounts with asset based fees managed by portfolio manager(s) as of December 31, 2014:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Fund/Portfolio Manager(s)	Number	Total Assets (in millions)	Number	Total Assets (in millions)	Number	Total Assets (in millions)
High Yield Fund
Paul Shuttleworth	4	$1,226	11	$2,059	23	$7,397
Ian R. Edmonds	2	$800	11	$4,581	5	$1,122

Western Asset Limited reported the following regarding other accounts with performance based fees managed by portfolio manager(s) as of December 31, 2014:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Fund/Portfolio Manager(s)	Number	Total Assets (in millions)	Number	Total Assets (in millions)	Number	Total Assets (in millions)
High Yield Fund
Paul Shuttleworth	0	—	1	$95	2	$954
Ian R. Edmonds	0	—	1	$135	1	$321

Potential Conflicts of Interest

Western Asset and Western Limited (together “Western” or the “firm”) state that they have adopted compliance policies and procedures to address a wide range of potential conflicts of interest that could directly impact client portfolios. The firm states that, for example, potential conflicts of interest may arise in connection with the management of multiple portfolios (including portfolios managed in a personal capacity). Western states that these could include potential conflicts of interest related to the knowledge and timing of a portfolio’s trades, investment opportunities and broker selection. Western states that portfolio managers are privy to the size, timing, and possible market impact of a portfolio’s trades.

Western states that it is possible that an investment opportunity may be suitable for both a portfolio and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the portfolio and the other accounts to participate fully. The firm states that similarly, there may be limited opportunity to sell an investment held by a portfolio and another account. Western states that a conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a portfolio because the account pays a performance-based fee or the portfolio manager, the investment advisers or an affiliate has an interest in the account. The firm states that it has adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time. Western states that all eligible accounts that can participate in a trade share the same price on a pro-rata allocation basis to ensure that no conflict of interest occurs. Western states that trades are allocated among similarly managed accounts to maintain consistency of portfolio strategy, taking into account cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.

The firm states that with respect to securities transactions, Western determines which broker or dealer to use to execute each order, consistent with their duty to seek best execution of the transaction. Western states that however, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), the firm may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer. Western states that in these cases, trades for a portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts. Western states that having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a portfolio or the other account(s) involved. Western states that additionally, the management of multiple portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or other account. Western states that its team approach to portfolio management and block trading approach works to limit this potential risk.

The firm states that it also maintains a gift and entertainment policy to address the potential for a business contact to give gifts or host entertainment events that may influence the business judgment of an employee. Western states that employees are permitted to retain gifts of only a nominal value and are required to make reimbursement for entertainment events above a certain value. Western states that all gifts (except those of a de minimus value) and entertainment events that are given or sponsored by a business contact are required to be reported in a gift and entertainment log which is reviewed on a regular basis for possible issues.

Western states that employees of the firm have access to transactions and holdings information regarding client accounts and the firm’s overall trading activities. Western Asset states that this information represents a potential conflict of interest because employees may take advantage of this information as they trade in their personal accounts. Accordingly, the firm states that it maintains a Code of Ethics that is compliant with Rule 17j-1 and Rule 204A-1 to address personal trading. In addition, Western states that the Code of Ethics seeks to establish broader principles of good conduct and fiduciary responsibility in all aspects of the Firm’s business. Western states that the Code of Ethics is administered by the Legal and Compliance Department and monitored through the firm’s compliance monitoring program.

Western states that it may also face other potential conflicts of interest with respect to managing client assets, and the description above is not a complete description of every conflict of interest that could be deemed to exist. The firm states that it also maintains a compliance monitoring program and engages independent auditors to conduct a SSAE16/ISAE 3402 audit on an annual basis. Western states that these steps help to ensure that potential conflicts of interest have been addressed.

Compensation of Portfolio Managers

The firm states that at Western, one compensation methodology covers all products and functional areas, including portfolio managers. Western states that the firm’s philosophy is to reward its employees through Total Compensation. Western states that Total Compensation is reflective of the external market value for skills, experience, ability to produce results, and the performance of one’s group and the Firm as a whole.

Western states that discretionary bonuses make up the variable component of total compensation. Western states that these are structured to reward sector specialists for contributions to the firm as well as relative performance of their specific portfolios/product and are determined by the professional’s job function and performance as measured by a formal review process.

Western states that for portfolio managers, the formal review process includes a thorough review of portfolios they were assigned to lead or with which they were otherwise involved, and includes not only investment performance, but maintaining a detailed knowledge of client portfolio objectives and guidelines, monitoring of risks and performance for adherence to these parameters, execution of asset allocation consistent with current firm and portfolio strategy, and communication with clients. Western states that in reviewing investment performance, one, three, and five year annualized returns are measured against appropriate market peer groups and to each fund’s benchmark index.

Westfield

Westfield reported the following regarding other accounts managed by portfolio manager(s) as of December 31, 2014:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Fund/Portfolio Manager(s)	Number	Total Assets (in millions)	Number*	Total Assets (in millions)*	Number**	Total Assets (in millions)**
Growth Fund
William A. Muggia	12	$3,365	6	$399	456	$12,948

*	Westfield reported that the advisory fee for one of these accounts with total assets of $28 million is based partially on the performance of the accounts.
**	Westfield reported that the advisory fee for 27 of these accounts with total assets of $1,706 million is based in part or full on the performance of the account.

Potential Conflicts of Interest

Westfield states that the simultaneous management of multiple accounts by its investment professionals creates a possible conflict of interest as they must allocate their time and investment ideas across multiple accounts. Westfield states that this may result in its investment committee (“IC”) or the portfolio manager allocating unequal attention and time to the management of each client account as each has different objectives, benchmarks, investment restrictions and fees. Westfield notes that for most client accounts, investment decisions are made at the IC level, and that once an idea has been approved, it is implemented across all eligible and participating accounts within the strategy. Westfield stated that client specific restrictions are monitored by its Compliance team.

Westfield states that although the IC collectively acts as portfolio manager on most client accounts, there are some client accounts that are managed by a sole portfolio manager who also is a member of the IC. Westfield states that this can create a conflict of interest because investment decisions for these individually managed accounts do not require approval by the IC; thus, there is an opportunity for individually managed client accounts to trade in a security ahead of IC-managed client accounts. Westfield states that trade orders for individually managed accounts must be communicated to the IC and that its Compliance team performs periodic reviews of such accounts to ensure procedures have been followed.

Westfield notes that it has clients with performance-based fee arrangements, and that a conflict of interest can arise between those portfolios that incorporate a performance fee and those that do not. Westfield states that when the same securities are recommended for both types of accounts, it is Westfield’s general policy to allocate investments, on a pro-rata basis, to all participating and eligible accounts, regardless of the account’s fee structure. Westfield explained that its Operations team performs periodic reviews of each product’s model portfolio versus each client account, where each position size is compared against the model’s weight. Westfield states that discrepancies are researched, and any exceptions are documented.

Westfield states that in placing each transaction for a client’s account, Westfield seeks best execution of that transaction except in cases where Westfield does not have the authority to select the broker or dealer, as stipulated by the client. Westfield states that it attempts to bundle directed brokerage accounts with non-directed accounts, and then utilize step-out trades to satisfy the directed arrangements. Westfield notes that clients who do not allow step-out trades will typically go last.

Westfield states that because of its interest in receiving third party research services, there may be an incentive for Westfield to select a broker or dealer based on such interest rather than the clients’ interest in receiving most favorable execution. To mitigate the conflict that Westfield may have an incentive beyond best execution to utilize a particular broker, Westfield states that a broker and research votes are conducted and reviewed on a quarterly basis. Westfield states these votes provide the opportunity to recognize the unique research efforts of a wide variety of firms, as well as the opportunity to compare aggregate commission dollars with a particular broker to ensure appropriate correlation.

Westfield notes that some Westfield clients have elected to retain certain brokerage firms as consultants or to invest their assets through a broker-sponsored wrap program for which Westfield acts as a manager. Westfield states that several of these firms are on its approved broker list. Westfield further notes that because it may gain new clients through such relationships, and will interact closely with such firms to service the client, there may be an incentive for Westfield to select a broker or dealer based on such interest rather than the clients’ interest. Westfield explains that to help ensure independence in the brokerage selection process, the brokerage selection and evaluation process is managed by its Portfolio Strategist, while client relationships are managed by its Marketing/Client Service team. Westfield recognizes that the consultant or wrap program teams at such firms are usually separate and distinct from the brokerage teams. Westfield prohibits any member of its Marketing/Client Service team to provide input into brokerage selection.

Westfield states that personal accounts may give rise to conflicts of interest, explaining that its employees will, from time to time, for their own investment accounts, purchase, sell, hold or own securities or other assets which may be recommended for purchase, sale or ownership for one or more clients. Westfield states that it has a Code of Ethics which regulates trading in such accounts; requirements include regular reporting and preclearance of transactions. Westfield states that their Compliance team also reviews personal trading activity regularly.

Westfield states that the firm serves as manager to the General Partners of two private funds, for which the firm also provides investment advisory services. Westfield and its employees have invested their own assets in these partnerships, as well as other strategies or mutual funds that are advised by Westfield (collectively, the “funds”). As such, Westfield has a financial interest in such funds. Westfield states allowing such investments and having a financial interest in the funds can create an incentive for Westfield to favor these accounts because their financial interests are more directly tied to the performance of such accounts. Westfield states that to help ensure all clients are treated equitably and fairly, Westfield allocates investment opportunities on a pro-rata basis. Westfield states that regular reviews of client accounts are conducted to ensure procedures have been followed.

Compensation of Portfolio Managers

Westfield states that members of the Investment Committee (IC) may be eligible to receive various components of compensation:

•	IC members receive a base salary commensurate with industry standards. This salary is reviewed annually during the employee’s performance assessment.

•	IC members also receive a performance based bonus award. This bonus award is determined and paid in December. The amount awarded is based on the employee’s individual performance attribution and overall contribution to the investment performance of Westfield. While the current calendar year is a primary focus, a rolling three year attribution summary is also considered when determining the bonus award.

•	IC members may be eligible to receive equity interests in the future profits of Westfield. Individual awards are typically determined by a member’s overall performance within the firm, including but not limited to contribution to company strategy, participation in marketing and client service initiatives, as well as longevity at the firm. Key members of Westfield’s management team who received equity interests in the firm enter into agreements restricting post-employment competition and solicitation of clients and employees of Westfield. This compensation is in addition to the base salary and performance based bonus. Equity interest grants typically vest over five years.

•	IC members may receive a portion of the performance-based fee earned from an account that is managed solely by Mr. Muggia. He has full discretion to grant such awards to any member of the IC.

VIA

VIA reported the following regarding other accounts managed by portfolio manager(s) as of December 31, 2014:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Fund/Portfolio Manager(s)	Number	Total Assets (in millions)	Number	Total Assets (in millions)	Number	Total Assets (in millions)
VIA (Adviser to all Funds and primarily responsible for the day to day management of the Model Portfolio Funds and Milestone Funds)
Wayne Wicker	0	$0	1	$10,660.4	0	$0
David Braverman	0	$0	0	$0	0	$0
Lee Trenum	0	$0	0	$0	0	$0

Potential Conflicts of Interest

In respect to the subadvised Funds of the Trust, VIA normally is not involved in the day-to-day investment management and security selections of those Funds under the Trust’s manager-of-managers structure. For these Funds, the subadvisers, which are not related to VIA, decide what securities will be bought, sold or held for the Funds and when investment transactions will take place, and also select the broker-dealers that execute particular transactions for these Funds. This structure serves to prevent material conflicts in connection with the management of the Funds’ investments between the interests of these Funds and the interests of other accounts managed by VIA’s portfolio managers or other VIA affiliates.

In managing the Model Portfolio Funds and Milestone Funds, however, a potential conflict between the interests of those Funds and the underlying Funds of the Trust in which they invest may arise in connection with decisions made by VIA or its portfolio managers to change allocations to one or more underlying Funds or to rebalance the assets of the Model Portfolio or Milestone Funds in accordance with previously established allocations. This is because reallocations likely will result in net redemptions or purchases of shares of one or more underlying Funds. Depending upon the timing and/or amounts involved, reallocations have the potential to disrupt the orderly management of an underlying Fund’s portfolio or to increase its expenses, including its portfolio transaction and administrative costs. VIA seeks to avoid such disruptions and expense increases by structuring the portfolios of the Model Portfolio Funds and Milestone Funds to avoid excessive concentrations in any single underlying Fund and by appropriately planning for and managing the timing and amounts of allocation changes, so as to protect the interests of all Funds of the Trust involved and their respective shareholders.

VIA has also adopted policies and procedures for placing trades in shares of the third party ETF on behalf of the Model Portfolio Funds and Milestone Funds, which include, among other things, procedures regarding the trade order process, trade allocation, best execution, and brokerage selection in connection with these trades. The trade allocation procedures included in these policies and procedures seek to ensure that the Model Portfolio Funds and Milestone Funds that trade in shares of the same ETF on the same trading day are treated fairly and equitably in terms of the price received. In the event that the broker-dealer fills orders for more than one Model

Portfolio Fund or Milestone Fund in shares of the same third party ETF at different share prices during a single trading day, VIA will instruct the broker-dealer to allocate each order filled on that day to the relevant Model Portfolio Fund and Milestone Fund pro rata based on the relative size of the original orders. If the broker-dealer is unable to fill all of the original orders on that day, then the trades that were completed will also be allocated among the relevant Model Portfolio Fund and Milestone Funds pro rata based on the relative size of the original orders.

In addition, VIA seeks to treat all Model Portfolio Funds and Milestone Funds fairly and equitably when allocating investment opportunities in shares of the third party ETF. VIA currently does not expect to invest Model Portfolio Fund and Milestone Fund assets in shares of a third party ETF that presents limited investment opportunities. If any desired third party ETF investment opportunities are so limited, VIA will allocate those opportunities among eligible Model Portfolio Funds and Milestone Funds on a fair and equitable basis over time.

In seeking to avoid potential conflicts of interest associated with the selection of a broker-dealer for trades in shares of the third party ETF, VIA and its Brokerage Approval Committee (“BAC”) are prohibited from taking into consideration any activity or commitment by a broker-dealer to consult with current or prospective advisory, administrative services or other clients regarding their investment line-up or the Funds (or other products offered by or through ICMA-RC and its affiliates). Further, VIA and the BAC are prohibited from selecting a particular broker-dealer to compensate or reward that broker-dealer (or an affiliate) for recommending VIA, ICMA-RC or ICMA-RC’s other affiliates (or any investment product offered by or through ICMA-RC or its affiliates, including but not limited to the Funds) to prospective or current clients or investors. However, broker-dealers will not be excluded from selection due to such activities or having made such recommendations. In addition, VIA will not use its affiliated broker-dealer, RC Services, to execute trades in shares of the third party ETF, and VIA will not select any broker-dealer with which ICMA-RC Services has entered into an agreement or other arrangement to sell shares of the Funds.

Compensation of Portfolio Managers

Personnel of VIA are ICMA-RC employees and generally receive the same type of compensation package as other ICMA-RC employees. Additionally, VIA personnel who are responsible for the investment oversight of the Funds receive special incentive compensation that is directly related to the performance of the Funds. This incentive compensation is measured on a one to three year performance basis against the relative fund rankings. The benchmarks used to rank this performance are the peer groups within the Morningstar peer group universes.

PORTFOLIO MANAGER OWNERSHIP OF FUND SHARES

As of December 31, 2014, Wayne Wicker, a portfolio manager of the Milestone 2030 Fund, owned within the range of $100,001 - $500,000 of that Fund. As of December 31, 2014, David Braverman, a portfolio manager of the Milestone 2030 Fund, owned within the range of $100,001 - $500,000 of that Fund. As of December 31, 2014, Lee Trenum, a portfolio manager of the Milestone 2035 Fund, owned within the range of $100,001 - $500,000 of that Fund.

As of December 31, 2014 none of the other portfolio managers owned shares of Funds for which they provide portfolio management services.

PORTFOLIO TRANSACTIONS OF THE FUNDS

The following tables represent the total brokerage commissions paid by the Funds for the fiscal years ended December 31, 2012, 2013, and 2014:

Fund	2012	2013	2014
Low Duration Bond Fund	$0	$0	$0
Inflation Focused Fund	$6,075	$5,344	$412
High Yield Fund	$0	$0	$0
Equity Income Fund	$405,461	$557,082	$903,587
Growth & Income Fund	$376,986	$562,778	$487,260
Growth Fund	$1,706,714	$1,603,047	$1,281,740
Select Value Fund	$277,470	$433,662	$407,033
Aggressive Opportunities Fund	$1,268,795	$852,411	$724,650
Discovery Fund	$307,229	$370,017	$335,057
International Fund	$1,665,199	$1,678,524	$1,413,174
Diversifying Strategies Fund	$46,122	$51,397	$45,132
Core Bond Index Fund	$0	$0	$0
500 Stock Index Fund	$3,547	$5,617	$14,624
Broad Market Index Fund	$2,598	$10,834	$4,129
Mid/Small Company Index Fund	$26,040	$49,064	$20,000
Overseas Equity Index Fund	$16,781	$33,219	$24,037
Model Portfolio Conservative Growth Fund	$0	$2,506	$728
Model Portfolio Traditional Growth Fund	$0	$5,666	$4,833
Model Portfolio Long Term Growth	$0	$14,276	$6,517
Model Portfolio Global Equity Growth Fund	$0	$8,496	$5,886
Milestone Retirement Income Fund	$0	$1,249	$609
Milestone 2010 Fund	$0	$1,138	$747
Milestone 2015 Fund	$0	$2,897	$1,762
Milestone 2020 Fund	$0	$4,699	$1,814
Milestone 2025 Fund	$0	$3,731	$3,131
Milestone 2030 Fund	$0	$3,066	$3,229
Milestone 2035 Fund	$0	$2,899	$2,368
Milestone 2040 Fund	$0	$3,052	$2,751
Milestone 2045 Fund	$0	$1,109	$1,203
Milestone 2050 Fund	$0	$354	$457
Total	$6,109,016	$6,268,129	$5,696,869

The relatively significant increase in brokerage commissions paid by the Equity Income Fund in 2014, as compared to the commissions paid in 2013, was primarily driven by the materially higher portfolio turnover for the Fund in 2014 compared to 2013. The relatively significant increase in brokerage commissions paid by the Select Value Fund in 2013, as compared to the commissions paid in 2012, was primarily driven by the materially higher portfolio turnover for the Fund in 2013 compared to 2012. The relatively significant decrease in brokerage commissions paid by the Aggressive Opportunities Fund in 2013, as compared to the commissions paid in 2012, was primarily driven by the materially lower portfolio turnover for the Fund in 2013 compared to 2012. The relatively significant decrease in brokerage commissions paid by the Mid/Small Company Index Fund in 2014, as compared to the commissions paid in 2013, was primarily driven by the materially lower portfolio turnover for the Fund in 2014 compared to 2013. The relatively significant increase in brokerage commissions paid by the Mid/Small Company Index Fund in 2013, as compared to the commissions paid in 2012, was primarily driven by the materially higher portfolio turnover for the Fund in 2013 compared to 2012. The relatively significant increase in brokerage commissions paid by the Overseas Equity Index Fund in 2013, as compared to the commissions paid in 2012 was primarily driven by increased trading required by larger cash flows in 2013 compared to 2012. The commissions reported for the Milestone Funds and the Model Portfolio Funds are for ETF securities, which began trading in May 2013.

VIA maintains a commission recapture program with certain brokers for the Aggressive Opportunities Fund, the International Fund, the Growth Fund, the Select Value Fund, the Discovery Fund, the Growth & Income Fund, the Equity Income Fund and the Diversifying Strategies Fund. Under that program, a percentage of commissions generated by the portfolio transactions for those Funds is rebated to the Funds by the brokers and included with the realized gains of the Funds. Participation in the program is voluntary and VIA receives no benefit from the recaptured commissions.

Total estimated brokerage paid to brokers participating in the commission recapture program for the fiscal year ended December 31, 2014:

Equity Income Fund	$7,776	Aggressive Opportunities Fund	$71,160
Growth & Income Fund	$62,665	Discovery Fund	$8,651
Growth Fund	$174,830	International Fund	$165,981
Select Value Fund	$68,467	Diversifying Strategies Fund	$627
Total	$560,158

The following chart shows Fund holdings of securities of the Funds’ top 10 broker-dealers (or of their parents) that earned the most commissions or engaged in the largest dollar amount of portfolio transactions or sold the largest dollar amount of securities during the last fiscal year as of December 31, 2014.

Fund	Name of Broker-Dealer or Parent	Value of Securities Owned as of 12/31/14 (000’s omitted)
Low Duration Bond Fund
	Bank of America Corp.	$16,168
	Bank of New York Mellon Corp.	$752
	Barclays Capital, Inc.	$10,235
	Citigroup, Inc.	$24,793
	Credit Suisse Group	$4,123
	Goldman Sachs & Co.	$3,941
	J.P. Morgan Chase & Co.	$25,348
	Morgan Stanley & Co, Inc.	$4,299
	Nomura Group	$1,329
	Royal Bank of Scotland Group PLC	$9,238
	UBS AG	$1,690

Fund	Name of Broker-Dealer or Parent	Value of Securities Owned as of 12/31/14 (000’s omitted)
High Yield Fund
	Bank of America Corp.	$286
	Barclays Capital, Inc.	$530
Inflation Focused Fund
	Bank of America Corp.	$2,527
	Goldman Sachs & Co.	$2,670
	UBS AG	$2,573
Equity Income Fund
	Bank of America Corp.	$13,786
	Bank of New York Mellon Corp.	$16,119
	Citigroup, Inc.	$16,563
	J.P. Morgan Chase & Co.	$44,171
	Morgan Stanley & Co., Inc.	$508
	Suntrust Banks, Inc.	$8,627
	Wells Fargo & Co.	$43,325
Growth & Income Fund
	Bank of New York Mellon Corp.	$29,533
	Citigroup, Inc.	$22,675
	Goldman Sachs & Co.	$9,071
	J.P. Morgan Chase & Co.	$24,639
	Morgan Stanley & Co, Inc.	$4,594
Growth Fund
	Citigroup, Inc.	$9,930
	J.P. Morgan Chase & Co.	$11,417
	Morgan Stanley & Co., Inc.	$15,582
Aggressive Opportunities
	Bank of New York Mellon Corp.	$4,219
Discovery Fund
	Bank of America Corp.	$1,825
	Barclays Capital, Inc.	$300
	Citigroup, Inc.	$2,034
	Credit Suisse Group	$749
	Goldman Sachs & Co.	$2,435
	J. P. Morgan Chase & Co.	$2,077
	Morgan Stanley & Co, Inc.	$1,578
	UBS AG	$298
Core Bond Index Fund
	Bank of America Corp.	$15,641
	Bank of New York Mellon Corp.	$1,019
	Barclays Capital, Inc.	$959
	Citigroup, Inc.	$10,947
	Goldman Sachs & Co.	$11,748
	J. P. Morgan Chase & Co.	$14,115
	Morgan Stanley & Co, Inc.	$8,614
	Nomura Group	$355
	Royal Bank of Scotland Group Plc	$4,186
	Wells Fargo & Co.	$7,007

Fund	Name of Broker-Dealer or Parent	Value of Securities Owned as of 12/31/14 (000’s omitted)
500 Stock Index Fund
	Bank of America Corp.	$8,463
	Citigroup, Inc.	$7,353
	Goldman Sachs & Co.	$3,566
	J. P. Morgan Chase & Co.	$10,546
	Morgan Stanley & Co, Inc.	$2,671
Broad Market Index Fund
	Bank of America Corp.	$7,152
	Citigroup, Inc.	$6,196
	Goldman Sachs & Co.	$3,298
	Investment Technology Group Inc.	$43
	J. P. Morgan Chase & Co.	$8,877
	Morgan Stanley & Co, Inc.	$2,213
Mid/Small Company Index Fund
	Investment Technology Group Inc.	$128
Overseas Equity Index Fund
	Credit Suisse Group	$911
	Deutsche Bank AG	$991
	HSBC Holdings Plc	$4,322
	Instinet, LLC	$580
	UBS AG	$1,495
Diversifying Strategies Fund
	Bank of America Corp.	$7,946
	Bank of New York Mellon Corp.	$983
	Barclays Capital, Inc.	$1,832
	Citigroup, Inc.	$11,455
	Credit Agricole Group	$5,112
	Credit Suisse Group	$6,802
	Goldman Sachs & Co.	$7,571
	J. P. Morgan Chase & Co.	$8,570
	Morgan Stanley & Co, Inc.	$6,283
	Nomura Group	$1,532
	Royal Bank of Scotland Group Plc	$7,223
	UBS AG	$2,485
	Wells Fargo & Co.	$2,804

The following subadvisers reported the following dollar amount of transactions and related commissions for the fiscal year ended December 31, 2014 for transactions directed to a broker because of research services provided pursuant to an agreement or understanding with a broker or otherwise through an internal allocation procedure.

Fund	Total Dollar Amount of Transactions (000 omitted)	Total Commissions Paid on Such Transactions (000 omitted)
Equity Income Fund
T. Rowe Price	$51,055	$8
Wellington Management	$205,904	$98

Growth & Income Fund
FMI	$76,370	$58
T. Rowe Price	$23,547	$3
Wellington Management	$336,810	$191

Growth Fund
Columbus Circle Investors	$68,514	$59
Victory Capital	$505,631	$212
Atlanta Capital	$219,974	$96
Westfield	$510,929	$314

Select Value Fund
Artisan	$37,492	$32
Systematic	$305,823	$98
WEDGE	$30,963	$22

Aggressive Opportunities Fund
TimesSquare	$314,016	$261
WellsCap	$20,367	$17

Discovery
Wellington Management	$156,386	$253

International Fund
Artisan	$134,803	$212

Subadvisers’ Brokerage Practices. The investment subadvisory agreements with each Fund subadviser authorizes the subadviser to select the brokers or dealers who will execute the purchases or sales of securities for that Fund. The agreements direct the subadvisers to use their best efforts to obtain the best execution with respect to all transactions for the relevant Fund(s). In placing Fund portfolio transactions with broker-dealers, therefore, each subadviser is expected to use its best judgment to choose the broker-dealer most capable of providing the execution services necessary to obtain most favorable execution.

In evaluating the terms available for executing portfolio transactions for the Funds and in selecting broker-dealers to execute such transactions, the subadvisers may consider, in addition to commission costs and execution capabilities, relevant factors, such as the financial stability and reputation of the broker-dealers and the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided by such brokers. In addition, the subadvisers may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Such research services may include research on companies, on-line access to multiple news sources, and financial and statistical data. Research services provided may be used by a subadviser in servicing other clients. On occasion, a subadviser may share research so obtained with VIA. The subadvisers are authorized to pay broker-dealers who provide such brokerage or research services a commission for executing a transaction which is in excess of the commissions another broker would have charged for executing that transaction, if the subadviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided to the subadviser by the broker-dealer in discharging responsibilities with respect to the Funds or to other client accounts as to which the subadviser exercises investment discretion.

One or more of the subadvisers may aggregate sales or purchase orders for the Funds with similar orders being made simultaneously for other client accounts managed by the subadviser. The subadviser may do so when, in its reasonable judgment, such aggregation will result in an overall economic benefit or more efficient execution to the Fund taking into consideration the advantageous selling or purchase price, brokerage commission or other expenses.

The determination of such economic benefit to the Fund by the subadviser represents its evaluation that the Fund is benefited by relatively better purchase or sales prices, lower commission or other expenses and beneficial timing of transactions or a combination of these and other factors. In such event, allocation of the investments so purchased or sold, as well as expenses incurred in the transaction, will be made by the subadviser in a manner it considers to be most equitable and consistent with its fiduciary obligations to the Fund and to its other clients.

Subadvisers may engage in brokerage and other securities transactions on behalf of a Fund with broker-dealer affiliates of the Fund’s subadvisers according to procedures adopted by the Funds’ Board and to the extent consistent with applicable provisions of the federal securities laws.

VIA’s Brokerage Practices for ETF Transactions. VIA has brokerage discretion only with respect to ETF trades for the Model Portfolio Funds and Milestone Funds. Accordingly, VIA selects the broker-dealers who will execute the purchases or sales of shares of a third party ETF for each Model Portfolio Fund and Milestone Fund. In selecting broker-dealers for these trades, VIA considers the full range and quality of a broker’s services in placing brokerage including, among other things, execution capability, commission rate, financial responsibility, and responsiveness, with the determining factor being whether the transaction represents the best qualitative execution. VIA generally seeks competitive commission rates, but it does not necessarily pay the lowest commission or cost. VIA makes itself aware of current broker-dealer charges and seeks to minimize the expenses incurred to the extent consistent with the interests and policies of the Model Portfolio Funds and Milestone Funds.

With respect to trades in shares of the third party ETF, VIA will not enter into soft dollar arrangements with broker-dealers for third-party research services or products. However, VIA may receive proprietary research from broker-dealers on an unsolicited basis. VIA does not “pay up” for this proprietary research or otherwise take the receipt of this research into consideration when selecting broker-dealers, or evaluating commission rates or execution quality.

In general, VIA will place orders for shares of the third party ETF only with broker-dealers that have been approved by its BAC. This committee is responsible for approving the broker-dealers to be added to, or removed from, the list of broker-dealers available to traders, which is reviewed at least quarterly by the BAC. VIA will not use its affiliated broker-dealer, ICMA-RC Services, to execute trades in shares of the third party ETF on behalf of the Model Portfolio Funds and Milestone Funds. Any future affiliated brokerage transactions would be done only as permitted by applicable law.

In seeking to avoid potential conflicts of interest associated with the selection of a broker-dealer for trades in shares of the third party ETF, VIA and its BAC are prohibited from taking into consideration any activity or commitment by a broker-dealer to consult with current or prospective advisory, administrative services or other clients regarding their investment line-up or the Funds (or other products offered by or through ICMA-RC and its affiliates). Further, VIA and the BAC are prohibited from selecting a particular broker-dealer to compensate or reward that broker-dealer (or an affiliate) for recommending VIA, ICMA-RC or ICMA-RC’s other affiliates (or any investment product offered by or through ICMA-RC or its affiliates, including but not limited to the Funds) to prospective or current clients or investors. However, broker-dealers will not be excluded from selection due to such activities or having made such recommendations. Lastly, VIA will not select any broker-dealer with which ICMA-RC Services has entered into an agreement or other arrangement to sell shares of the Funds.

In connection with the placement of trade orders in shares of the third party ETF, VIA has adopted trade allocation procedures to seek to ensure that the Model Portfolio Funds and Milestone Funds that trade in shares of the same ETF on the same trading day are treated fairly and equitably in terms of the price received. In the event that the broker-dealer fills orders for more than one Model Portfolio Fund or Milestone Fund in shares of the same third party ETF at different share prices during a single trading day, VIA will instruct the broker-dealer to allocate each order filled on that day to the relevant Model Portfolio Fund and Milestone Fund pro rata based on the relative size of the original orders. If the broker-dealer is unable to fill all of the original orders on that day, then the trades that were completed will also be allocated among the relevant Model Portfolio Fund and Milestone Funds pro rata based on the relative size of the original orders.

Portfolio Turnover Rates. Certain Funds experienced a significant variation in their portfolio turnover rates over the two most recently completed fiscal years.

The Discovery Fund’s portfolio turnover rate of 100% during the year ended December 31, 2014 was significantly higher than the prior year period’s portfolio turnover rate of 77% because of increased trading activity during periods of higher market volatility for small capitalization stocks and fixed income securities.

As a result of the security transactions required to implement the February 2014 subadviser changes and the May 2014 principal investment strategy changes, the Diversifying Strategies Fund’s overall portfolio turnover was 103% during the year ended December 31, 2014, which was significantly higher than the prior year period’s turnover rate of 70%.

The Core Bond Index Fund’s portfolio turnover rate was 160% during the year ended December 31, 2014, which is significantly higher than the Fund’s portfolio turnover rate of 120% during the year ended December 31, 2013. The increase was primarily a result of TBA transactions within the Core Bond Index Fund as investors made significant additional purchases and the Fund sought to maintain characteristics comparable to its market benchmark index.

CAPITAL STOCK AND OTHER SECURITIES

The Trust’s Amended Declaration of Trust permits it to issue an unlimited number of full and fractional shares of beneficial interest of each Fund, without par value, and to divide or combine the shares of any series into a greater or lesser number of shares of that Fund without thereby changing the proportionate beneficial interests in that Fund and to divide such shares into classes. Each share of a class of a Fund represents an equal proportional interest in the Fund with each other share in the same class.

Restrictions on Holding or Disposing of Shares. There are no restrictions on the right of shareholders to retain or dispose of a Fund’s shares, other than the possible future termination of a Fund. A Fund may be terminated by reorganization into another mutual fund or by liquidation and distribution of the assets of the affected Fund. Unless terminated by reorganization or liquidation, each Fund will continue indefinitely.

Shareholder Liability. The Trust is organized under Delaware law, which provides that shareholders of a statutory trust are entitled to the same limitations of personal liability as shareholders of a corporation organized under Delaware law. Effectively, this means that a shareholder of the Fund will not be personally liable for payment of the Fund’s debts except by reason of his or her own conduct or acts. In addition, a shareholder could incur a financial loss on account of a Fund obligation only if the Fund itself had no remaining assets with which to meet such obligation. We believe that the possibility of such a situation arising is extremely remote.

Dividend Rights. The shareholders of a Fund are entitled to receive any dividends or other distributions declared for such Fund. No shares have priority or preference over any other shares of the same Fund with respect to distributions. Each share is entitled to such distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Board. However, different share classes of a Fund pay different distribution amounts, because each share class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

Voting Rights. Shareholders are entitled to one vote for each whole share held and a proportional fractional vote for each fractional share held, on matters on which they are entitled to vote. Fund shareholders do not have cumulative voting rights. Shareholders have the power to vote only as expressly granted under the 1940 Act, under Delaware statutory trust law, or by the Board. With respect to matters that affect one class or Fund but not another, shareholders vote as a class or a Fund. Subject to the foregoing, all shares of the Trust have equal voting rights and will be voted in the aggregate, and not by Fund, except where voting by Fund or class is required by law or where the matter involved only affects one Fund or class. The Trust is not required to hold, and has no present intention of holding, annual meetings of shareholders.

Liquidation Rights. In the event of the liquidation or dissolution of the Trust or a Fund, shareholders of the Fund are entitled to receive the assets attributable to the relevant class of shares of the Fund that are available for distribution, and a distribution of any general assets not attributable to a particular investment portfolio that are available for distribution in such manner and on such basis as the Board may determine.

Calls or Assessment. All Fund shares are issued in uncertificated form only, and when issued will be fully paid and non-assessable by the Trust.

Continuous Public Offering of Shares. The Trust is an open-end diversified management investment company organized as a Delaware statutory trust. As an open-end company, the Trust continually offers shares to the public.

Multiple-Class Structure. The Trust has adopted a Multiple Class Plan pursuant to Rule 18f-3 under the 1940 Act. Under the Multiple Class Plan, each share class of a Fund represents beneficial interests in the same portfolio of investments of that Fund, and is identical in all respects to each other class, except as set forth in the plan. Prior to March 1, 2013, each Fund, with the exception of the Index Funds (which offered Class I and Class II Shares), offered only one class of shares. On March 1, 2013, the Index Funds added a third share class, T Shares, and each actively managed Fund (with the exception of the Diversifying Strategies Fund) and each Model Portfolio Fund and Milestone Fund, began offering more than one class of shares. Specifically, the Model Portfolio Funds and Milestone Funds began offering TM Shares, and the Model Portfolio Funds and Milestone Funds renamed their existing shares as Investor M Shares. On March 1, 2013, the Diversifying Strategies Fund renamed its existing shares as T Shares. In addition, the other actively managed Funds added T Shares, and renamed their existing shares as Investor Shares on March 1, 2013.

Class Differences. As described in the prospectus, each share class has different shareholder eligibility requirements. As a result of these different eligibility requirements, each class is expected to have varying numbers, sizes and types of shareholder accounts. For example, a Fund’s T (or TM) Share class is expected to have a limited number of shareholder accounts (with generally higher average account balances) as compared to Investor (or Investor M) Shares. As a result, the aggregate amount and level of services provided with respect to Investor (and Investor M) shareholder accounts under the VTA Agreement will materially differ or exceed the amount and level of such services for T (or TM) Shares. Further, holders of Investor (or Investor M) Shares (e.g., IRAs, RHS plans and other government plans) will receive participant level recordkeeping, administrative and other services, as well as certain services that apply only to plan shareholders (e.g., participant transaction recordkeeping, processing and notification; participant tax reporting; forfeiture processing and reporting; issuance of plan service reports; plan and participant recordkeeping; participant account statements; responding to inquiries from participants; and education and communications for plans and participants). Because of the differences among share classes, the share classes are subject to varying transfer agency and related shareholder servicing and administrative service fees.

With respect to Class I and Class II Shares of the Index Funds, it is expected that the investors to whom Class II Shares of the Index Funds are available will require fewer account-based services than investors in Class I Shares of the Index Funds and, therefore, afford certain economies of scale or other cost savings with regard to the servicing of shareholder accounts of the Index Funds.

Expense Allocations. Each class pays a different share of transfer agency and related shareholder and administrative service expenses. Further, certain other expenses incurred by or for the benefit of a particular class are allocated to that share class (e.g., certain shareholder communications expenses; professional service and directors fees attributable to matters solely affecting a particular class). All other expenses of a Fund are allocated to each share class of such Fund (as applicable) on the basis of the relative net assets of each share class.

More Information about the VTA Fees for the Model Portfolio Funds and Milestone Funds (effective March 1, 2013). As a result of the share class changes on March 1, 2013, the Model Portfolio Funds’ and Milestone Funds’ investments in the underlying Funds are expected to provide certain savings to the underlying Funds. For example, savings are expected to result from the elimination of numerous separate shareholder accounts that would otherwise require servicing which, in the absence of the Model Portfolio Funds and Milestone Funds, would have been invested directly in the underlying Funds. This reduces transfer agency and related shareholder servicing and other costs. The savings to the underlying Funds generated by the Model Portfolio Funds and Milestone Funds is recognized through a lower transfer agent fee for Investor M and TM Shares, which applies the benefit of these savings to the Model Portfolio and Milestone Series shareholders that are generating it, rather than to all T class shareholders of the underlying Funds. Because of these factors and other differences, Investor M and TM Shares will have lower transfer agent fees under the VTA Agreement than Investor and T Shares, respectively.

Additional Information about Eligibility for Class II Shares of the Index Funds. As mentioned above, in addition to the eligibility and conversion rights described in the Index Funds’ Prospectus, other public sector employee benefit plans that utilize the EZLink platform and have average account balances or other features that are expected to afford the Index Funds with certain economies of scale or other cost savings with respect to the servicing of their accounts, and certain IRAs known as “deemed (or Sidecar) IRAs,” may also qualify for Class II Shares as determined in accordance with the following guidelines, which may be amended by the Board from time to time:

1.	Plans having a combination of plan asset size and average participant account balance size as described in the table below, either individually or in the aggregate with other plans sponsored by the same or a related public employer may be offered Class II Shares of the Index Funds:

Plan Assets	Average Participant Balance

$20,000,000	N/A
$10,000,000	$30,000
$5,000,000	$40,000

2.	Plans that (a) do not require significant customization for account-based services (as those services are defined in the Multiple Class Plan) and (b) meet one or more of the following criteria, may be eligible for Class II Shares of the Index Funds:

(i)	there is a reasonable expectation that the plan will meet the eligibility requirements described in the Index Funds’ Prospectus including the guidelines listed here within an 18-month period;

(ii)	the plan agrees to contract terms with ICMA-RC that ensure that the Class II Shares of the Index Funds will be offered to participants for a multi-year period and/or in an exclusive arrangement where ICMA-RC is the sole provider of retirement services;

(iii)	the plan offers significant economies to VTA, including reduced field support, contribution processing, telephone support, or reduced communications; or

(iv)	the plan has average participant account balances greater than or equal to $50,000.

PURCHASES AND REDEMPTIONS

PURCHASES

Shares of the Funds are offered at their net asset value (“NAV”) without a sales load or contingent deferred sales charge. Please refer to the Prospectus under the heading “Purchases, Exchanges and Redemptions” for additional information.

The Funds reserve the right in their sole discretion: (i) to suspend the offering of their shares; or (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of a particular Fund or Funds.

REDEMPTIONS

Please refer to the Prospectus under the heading “Purchases, Exchanges and Redemptions.”

The Funds may suspend the right of redemption or the date of payment: (i) for any period during which the New York Stock Exchange (“NYSE”), the Federal Reserve Bank of New York, the NASDAQ, the Chicago Mercantile Exchange (“CME”), the Chicago Board of Trade (“CBOT”), or any other exchange, as appropriate, is closed (other than customary weekend or holiday closings), or trading on the NYSE, the NASDAQ, the CME, the CBOT, or any other exchange, as appropriate, is restricted; (ii) for any period during which an emergency exists so that sales of a Fund’s investments or the determination of its NAV is not reasonably practicable; (iii) for any period where suspensions are permitted under the 1940 Act and the regulations thereunder, or (iv) for such other periods as the SEC may permit for the protection of a Fund’s investors.

IRA redemption requests must include a signature guarantee.

A signature guarantee is designed to protect shareholders against fraud and may be required by the Funds at the discretion of its management. A redemption request must be made in writing and must include a signature guarantee if any of the following situations would apply:

*	The account registration has changed within the past 30 days;

*	The check is being mailed to an address other than the one listed on the account (record address);

*	The check is being made payable to someone other than the account owner;

*	The redemption proceeds are being transferred to an account with a different registration;

*	The redemption amount exceeds $100,000;

*	Proceeds are to be wired to a bank account that was not pre-designated; and

*	Any other transaction reasonably determined by the Funds to require a signature guarantee.

A signature guarantee may be obtained from a bank, broker, dealer, credit union (if authorized under state law), securities exchange or association, clearing agency or savings association. Please note: a notary public cannot provide a signature guarantee, and a notarized redemption request is not sufficient.

The Funds have made an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in an amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Funds at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. Redemptions in excess of the above limits may be paid, in whole or in part, in investment securities or in cash, as the Directors may deem advisable; however, payment will be made wholly in cash unless the Directors believe that economic or market conditions exist which would make a payment of the entire redemption in cash detrimental to the best interests of the Fund. If redemptions are paid in investment securities, such securities will be valued as set forth in the Prospectus under “Pricing and Timing of Purchases, Exchanges and Redemptions” and a redeeming shareholder would normally incur brokerage expenses if he or she converted these securities to cash.

MINIMUM INVESTMENT REQUIREMENTS

Shareholders will be informed of any increase in the minimum investment requirements by a new Prospectus or a Prospectus supplement in which the new minimum is disclosed. Any request for a redemption (including pursuant to check writing privileges) by an investor whose account balance is (a) below the currently applicable minimum investment, or (b) would be below that minimum as a result of the redemption, will be treated as a request by the investor for a complete redemption of that account. In addition, the Funds may redeem an account whose balance (due in whole or in part to redemptions since the time of last purchase) has fallen below the minimum investment amount applicable at the time of the shareholder’s most recent purchase of Fund shares (unless the shareholder brings his or her account value up to the currently applicable minimum investment).

TAXES

TAX ADVANTAGED SHAREHOLDERS

Shareholders who invest in the Funds through tax-qualified plans ordinarily will not be taxed until they receive distributions/withdrawals from such plans. All distributions to shareholders that are reinvested in the Fund are used to purchase additional shares. Contributions to such plans, as well as the earnings and gains that have been reinvested will ordinarily be taxable upon distribution or withdrawal. An investor should consult his or her benefits or tax advisor for additional information about IRS rules, regulations, or requirements pertaining to these plans.

Certain tax advantaged shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements, 401(k)s, and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income (“UBTI”). Under current law, the Funds generally serve to block unrelated business taxable income (“UBTI”) from being realized by such tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of section 514(b) of the Internal Revenue Code of 1986, as amended (the “Code”). Certain types of income received by a Fund from REITs, REMICs, taxable mortgage pools or other investments may cause the Fund to designate some or all of its distributions as “excess inclusion income.” To Fund shareholders such excess inclusion income may (i) constitute taxable income, as UBTI for those shareholders who would otherwise be tax-exempt such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities; (ii) not be offset by otherwise allowable deductions for tax purposes; (iii) not be eligible for reduced U.S. withholding for non-U.S. shareholders even from tax treaty countries; and (iv) cause the Fund to be subject to tax if certain “disqualified organizations” as defined by the Code are Fund shareholders.

TAX CONSEQUENCES FOR INVESTMENTS IN THE FUNDS

The following is only a summary of certain tax considerations generally affecting the Funds. No attempt is made to present a detailed explanation of the federal, state, local or foreign tax treatment of the Funds or their shareholders and the discussion here and in the Funds’ Prospectus is not intended as a substitute for careful tax planning. The discussion of federal income tax consequences is based on the Code, and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Shareholders are urged to consult their tax advisors about their own tax situations, including their foreign, state and local tax liabilities.

Federal Income Tax

Taxation of the Funds. Each Fund intends to qualify as a “regulated investment company” (“RIC”) as defined under subchapter M of the Code. By following such a policy, each Fund expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject.

In order to qualify for treatment as a RIC under the Code, each Fund must distribute annually to its shareholders at least the sum of 90% of its net interest income excludable from gross income plus 90% of its investment company taxable income (generally, net investment income plus the excess, if any, of net short-term capital gain over net long-term capital losses) (“Distribution Requirement”) and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of a Fund’s gross income each taxable year must be derived from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in qualified publicly traded partnerships; (ii) at the close of each quarter of a Fund’s taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount that does not exceed 5% of the value of the Fund’s assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iii) at the close of each quarter of a Fund’s taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer, of two or more issuers which are engaged in the same, similar or related trades or business if the Fund owns at least 20% of the voting power of each of such issuers or the securities of one or more qualified publicly traded partnerships.

Notwithstanding the Distribution Requirement described above, which requires only that a Fund distribute at least 90% of its annual investment company taxable income and does not require any minimum distribution of net capital gain (the excess of net long-term capital gain over net short-term capital loss), a Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year 98% of its ordinary income for that year and 98.2% of its capital gain net income (the excess of short- and long-term capital gains over short- and long-term capital losses) for the one-year period ending on October 31 of that year, plus certain other amounts.

Each Fund intends to make sufficient distributions to avoid liability for the federal excise tax, but can make no assurances that all such taxes will be eliminated. A Fund will be subject to federal income taxation to the extent it fails to distribute its net investment income or capital gains. A Fund may, in certain circumstances, be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when an investment adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of a Fund to satisfy the requirements for qualification as a RIC.

If any Fund fails to satisfy the qualifying income or asset diversification requirements in any taxable year, such Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. If these relief provisions are not available to a Fund for any year in which it fails to qualify as a RIC, all of its taxable income will be subject to tax at regular corporate rates, without any deduction for distributions to shareholders, and its distributions (including capital gains distributions) generally will be taxable as ordinary dividends to its shareholders, subject to the dividends received deduction for corporate shareholders and lower tax rates on qualified dividend income for individual shareholders. The Board reserves the right not to maintain the qualification of a Fund as a RIC if it determines such course of action to be beneficial to shareholders.

Each Fund is treated as a separate corporation for federal income tax purposes. A Fund therefore is considered to be a separate entity in determining its treatment under the rules for RICs described herein. Losses in one Fund do not offset gains in another and the requirements (other than certain organizational requirements) for qualifying RIC status are determined at the Fund level rather than at the Trust level.

For taxable years beginning after December 22, 2010, a Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year. A “qualified late year loss” generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (commonly referred to as “post-October losses”) and certain other late-year losses.

If a Fund has a “net capital loss” (that is, capital losses in excess of capital gains) for a taxable year beginning after December 22, 2010 (a “Post 2010 Loss”), the excess of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. A Fund’s unused capital loss carryforwards that arose in taxable years that began on or before December 22, 2010 (“Pre-2011 Losses”) are available to be applied against future capital gains, if any, realized by the Fund prior to the expiration of those carryforwards, generally eight years after the year in which they arose. A Fund’s Post-2010 Losses must be fully utilized before the Fund will be permitted to utilize carryforwards of Pre-2011 Losses. In addition, the carryover of capital losses may be limited under the general loss limitation rules if a Fund experiences an ownership change as defined in the Code.

A Fund’s transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies), to the extent permitted, will be subject to special provisions of the Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses realized by a Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to a Fund and defer a Fund’s losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require a Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause a Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. A Fund will monitor its transactions, and intends to make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any foreign currency, forward contract, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of a Fund as a RIC.

A Fund’s investment in so-called “section 1256 contracts,” such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indexes, are subject to special tax rules. All section 1256 contracts held by a Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in a Fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by a Fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” nor part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by a Fund.

As a result of entering into swap contracts, a Fund may make or receive periodic net payments. A Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if a Fund has been a party to the swap for more than one year). With respect to certain types of swaps, a Fund may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss. Certain requirements that must be met under the Code in order for a Fund to qualify as a RIC may limit the extent to which such Fund will be able to engage in credit default swap agreements.

A Fund may be required to treat amounts as taxable income or gain, subject to the distribution requirements referred to above, even though no corresponding amounts of cash are received concurrently, as a result of (1) mark-to-market, constructive sale or rules applicable to PFICs (as defined below) or partnerships or trusts in which a Fund invests or to certain options, futures or forward contracts, or “appreciated financial positions” or (2) the inability to obtain cash distributions or other amounts due to currency controls or restrictions on repatriation imposed by a foreign country with respect to the fund’s investments (including through depositary receipts) in issuers in such country or (3) tax rules applicable to debt obligations acquired with “original issue discount” or “OID,” including zero-coupon or deferred payment bonds and pay-in-kind debt obligations, or to market discount if an election is made with respect to such market discount. A Fund may therefore be required to obtain cash to be used to satisfy these distribution requirements by selling securities at times that it might not otherwise be desirable to do so or borrowing the necessary cash, thereby incurring interest expenses. In certain situations, a Fund may, for a taxable year, defer all or a portion of its capital losses and currency losses realized after October until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses. Such deferrals and other rules regarding gains and losses realized after October may affect the tax character of shareholder distributions.

If a Fund invests in U.S. Treasury Inflation Protected Securities (“TIPS”) (or other inflation adjusted debt instruments), it generally will be required to treat as original issue discount any increase in the principal amount of the securities that occurs during the course of its taxable year, even though the principal adjustments would not actually be received from the Treasury until maturity (a situation that is sometimes described as taxing “phantom income”). Conversely, a decrease in the inflation-adjusted principal amount (due to deflation) will first reduce the interest income attributable to the semiannual interest payments for the year of the adjustment; and if the amount of the decrease exceeds the income attributable to the semiannual interest payments, the excess will generally be an ordinary deduction to the extent that interest from the security was previously included in income. Any remaining decrease will be carried forward to reduce interest income on the inflation adjusted security in future years. A Fund will generally recognize a capital loss if the Fund sells or exchanges the inflation adjusted security, or if the security matures, before the Fund has used all that decrease.

In general, gain or loss on a short sale is recognized when a Fund closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally considered as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in a Fund’s hands. Except with respect to certain situations where the property used by a Fund to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of “substantially identical property” held by a Fund. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by a Fund for more than one year. In general, a Fund will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.

The Funds may invest in REITs. Investments in REIT equity securities may require a Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. A Fund’s investments in REIT equity securities may at other times result in a Fund’s receipt of cash in excess of the REIT’s earnings; if a Fund distributes these amounts, these distributions could constitute a return of capital to such Fund’s shareholders for federal income tax purposes. Dividends paid by a REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the REIT’s current and accumulated earnings and profits. Capital gain dividends paid by a REIT to a Fund will be treated as long-term capital gains by the Fund and, in turn, may be distributed by the Fund to its shareholders as a capital gain distribution. Dividends received by a Fund from a REIT generally will not constitute qualified dividend income or qualify for the dividends received deduction. If a REIT is operated in a manner such that it fails to qualify as a REIT, an investment in the REIT would become subject to double taxation, meaning the taxable income of the REIT would be subject to federal income tax at regular corporate rates without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the REIT’s current and accumulated earnings and profits.

In general, for purposes of the Qualifying Income Test described above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by a Fund. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (generally, a partnership (i) interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, (ii) that derives at least 90% of its income from the passive income sources specified in Code section 7704(d), and (iii) that derives less than 90% of its income from the qualifying income described in (i) of the prior paragraph) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership.

A Fund may invest in certain MLPs which may be treated as “qualified publicly traded partnerships.” Income from qualified publicly traded partnerships is qualifying income for purposes of the Qualifying Income Test, but a Fund’s investment in one or more of such “qualified publicly traded partnerships” is limited under the Asset Test to no more than 25% of the value of the Fund’s assets. The Funds will monitor their investments in such qualified publicly traded partnerships in order to ensure compliance with the Qualifying Income and Asset Tests. MLPs and other partnerships that the Funds may invest in will deliver Form K-1s to the Funds to report their share of income, gains, losses, deductions and credits of the MLP or other partnership. These Form K-1s may be delayed and may not be received until after the time that a Fund issues its tax reporting statements. As a result, a Fund may at times find it necessary to reclassify the amount and character of its distributions to you after it issues you your tax reporting statement.

Dividends and interest received by a Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on a Fund’s securities. Tax conventions between certain countries and the U.S. may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors. If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of stock or securities of foreign corporation, a Fund will be eligible to, and intends to file an election with the IRS that will enable shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign and U.S. possession’s income taxes paid by a Fund. Pursuant to the election, a Fund will treat those taxes as dividends paid to its shareholders. Each shareholder will be required to include a proportionate share of those taxes in gross income as income received from a foreign source and must treat the amount so included as if the shareholder had paid the foreign tax directly. A shareholder may then either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit (subject to significant limitations) against the shareholder’s federal income tax. If a Fund makes the election, it will report annually to its shareholders the respective amounts per share of the Fund’s income from sources within, and taxes paid to, foreign countries and U.S. possessions.

Foreign tax credits, if any, received by a Fund as a result of an investment in another RIC (including an ETF which is taxable as a RIC) will not be passed through to you unless the Fund qualifies as a “qualified fund-of-funds” under the Code. If a Fund is a “qualified fund-of-funds” it will be eligible to file an election with the IRS that will enable the Fund to pass along these foreign tax credits to its shareholders. A Fund will be treated as a “qualified fund-of-funds” under the Code if at least 50% of the value of the Fund’s total assets (at the close of each quarter of the Fund’s taxable year) is represented by interests in other RICs.

Under section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time a Fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. In general, gains (and losses) realized on debt instruments will be treated as section 988 gain (or loss) to the extent attributable to changes in exchange rates between the U.S. dollar and the currencies in which the instruments are denominated. Similarly, gains or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts and the disposition of fixed income securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss unless the fund were to elect otherwise.

If a Fund purchases shares in certain foreign investment entities, called “passive foreign investment companies” (“PFICs”), it may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by a Fund to its shareholders. Additional charges in the nature of interest may be imposed on a Fund in respect of deferred taxes arising from such distributions or gains.

If the Fund were to invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code, in lieu of the foregoing requirements, such Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund, and such amounts would be subject to the excise tax distribution requirements described above. In order to make this election, a Fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain. Alternatively, the Fund may make a mark-to-market election that will result in such Fund being treated as if it had sold and repurchased its PFIC stock at the end of each year. In such case, the Fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. The election must be made separately for each PFIC owned by the Fund and, once made, would be effective for all subsequent taxable years, unless revoked with the consent of the IRS. By making the election, a Fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. The Fund may have to distribute this “phantom” income and gain to satisfy the distribution requirements for RIC qualification purposes and to avoid imposition of excise taxes, both described above. The Fund will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

Taxation of Shareholders Subject to Tax. Each Fund receives income generally in the form of dividends and interest on its investments. Each Fund’s income, less expenses, incurred in the operation of such Fund, constitutes the Fund’s net investment income from which dividends may be paid to shareholders. Any distributions of dividends by a Fund will be taxable as ordinary income, whether you take them in cash or additional shares. Except for dividends paid by Funds which invest entirely in fixed income securities, generally all or a portion of such dividends may be treated as qualified dividend income (eligible for the reduced maximum rate to individuals currently set at 20% (lower rates for individuals in lower tax brackets)) to the extent that a Fund reports its distributions as qualified dividend income. Qualified dividend income is, in general, subject to certain holding period requirements and other requirements, dividend income from taxable domestic corporations and certain foreign corporation (e.g., foreign corporation incorporated in a possession of the U.S. or in certain countries with a comprehensive tax treaty with the U.S., or the stock of which is readily tradable on an established securities market in the U.S.).

Distributions that a Fund receives from an ETF or underlying fund taxable as a RIC or a REIT will be treated as qualified dividend income only to the extent so reported by such ETF, underlying fund or REIT. To the extent that a Fund makes a distribution of income received by such Fund in lieu of dividends (a “substitute payment”) with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends received deduction for corporate shareholders.

A Fund may derive capital gains and losses in connection with sale or other dispositions of its portfolio securities. Distributions from net short-term capital gains will be taxable to you as ordinary income. Distributions from net long-term gains will be taxable to you at long-term capital gains rates, regardless of how long you have held your shares in a Fund. Long-term capital gains are currently taxed at a maximum rate of 20% (lower rates for individuals in lower tax brackets).

Effective January 1, 2013, U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% Medicare contribution tax on their “net investment income,” including interest, dividends, and capital gains (including any capital gains realized on the sale or exchange of shares of a Fund).

The Funds will inform shareholders of the amount of your distributions at the time they are paid, and will advise shareholders of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held fund shares for a full year, a Fund may designate and distribute to you as ordinary income, qualified dividend income, or capital gains, a percentage of income that is not equal to the actual amount of such income earned during the period of a shareholder’s investment in the Fund.

Any gain or loss recognized on a sale, exchange or redemption of shares of a Fund by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than one year, and otherwise will be treated as short-term capital gain or loss. However, if shares on which a shareholder has received a net capital gain distribution are subsequently sold, exchanged or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of a net capital gain distribution received by the shareholder. For tax purposes, an exchange of your shares of a Fund for shares of a different Fund is the same as a sale.

All or a portion of any loss that you realize upon the redemption of your shares of a Fund will be disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemptions. Any loss disallowed under these rules will be added to your tax basis in the new shares you buy.

Distributions in excess of a Fund’s current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of your basis in the shares, and as capital gain thereafter. A distribution will reduce a Fund’s NAV per share and may be taxable to you as ordinary income or capital gain even though, from an investment standpoint, the distribution may constitute a return of capital. Therefore, an investor should consider the tax consequences of purchasing shares immediately before a distribution record date.

If you buy shares when a Fund has realized but not yet distributed income or capital gains, you will be “buying a dividend” by paying the full price for the shares and gains and receiving back a portion of the price in the form of a taxable distribution.

Dividends declared to shareholders of record in October, November or December and actually paid in January of the following year will be treated as having been received by shareholders on December 31 of the calendar year in which declared. Under this rule, therefore, a shareholder may be taxed in one year on dividends or distributions actually received in January of the following year.

Each Fund (or its administrative agent) must report to the IRS and furnish to Fund shareholders the cost basis information for Fund shares purchased on or after January 1, 2012, and sold on or after that date. In addition to the requirement to report the gross proceeds from the sale of Fund shares, the Fund is now also required to report the cost basis information for such shares and indicate whether these shares had a short-term or long-term holding period. For each sale of Fund shares the Fund will permit Fund shareholders to elect from among several IRS-accepted cost basis methods, including average cost. In the absence of an election, the Fund will use a default cost basis method which can be obtained from the Fund or the administrator. The cost basis method elected by the Fund shareholder (or the cost basis method applied by default) for each sale of Fund shares may not be changed after the settlement date of each such sale of Fund shares. Fund shareholders should consult their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the cost basis reporting applies to them. These reporting requirements only apply to require the reporting of the gross proceeds from the sale of Fund shares acquired and sold after December 31, 2011.

Shareholders also should carefully review any cost basis information provided to them and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

Other Tax Issues. In certain cases, the Fund will be required to withhold at a rate of 28% and remit to the U.S. Treasury, any distributions paid to a shareholder who (1) has failed to provide a correct taxpayer identification number, (2) is subject to backup withholding by the IRS, (3) has not certified to the Fund that such shareholder is not subject to backup withholding, or (4) has not certified that such shareholder is a U.S. person (including a U.S. resident alien).

In general, if a shareholder recognizes a loss with respect to the fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a RIC are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

State Taxes

No Fund is liable for any corporate tax in Delaware if it qualifies as a RIC for federal income tax purposes. Distributions by any Fund to shareholders and the ownership of shares may be subject to state and local taxes.

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by a Fund. Investment in Ginnie Mae or Fannie Mae securities, banker’s acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment.

Shareholders are urged to consult their tax advisers regarding the effect of federal, state, and local taxes to their own individual circumstances.

CHANGES TO FUND OBJECTIVES, STRATEGIES, SUBADVISERS AND COMPARATIVE BENCHMARKS

From time to time, a Fund may change its investment objectives, principal investment strategies and performance benchmarks. Also, as described in the Prospectus, for certain Funds, VIA may employ one or more subadvisers to manage a Fund’s assets. VIA oversees the subadvisers and recommends to the Funds’ Board their hiring, termination or replacement. Accordingly, a Fund may have different subadvisers or different combinations of subadvisers over time. Subadviser changes are described and disclosed in Prospectus supplements and information statements that are filed with the SEC and publicly available on the SEC’s website (www.sec.gov).

Any or all of these changes may affect a Fund’s performance (actual or on a comparative basis), share volatility, portfolio turnover and other characteristics. There is no assurance that a Fund will be able to achieve long-term investment results similar to those achieved prior to these changes. Investors should take into account the likely impact of these changes before deciding to buy, hold or sell shares of a Fund. Of course, past performance is no indication or guarantee of future performance results.

Certain changes that have been made to Fund investment objectives or principal investment strategies during the past five years are described below.

Diversifying Strategies Fund

On May 1, 2014, the Diversifying Strategies Fund added a new Passive REIT Index strategy and a new Enhanced Equity strategy, and removed the Global Tactical Asset Allocation strategy.

Aggressive Opportunities Fund

On August 27, 2012, the Aggressive Opportunities Fund added a new indexed or “passively managed” strategy to its then-existing investment strategies in which a portion of the Aggressive Opportunities Fund invests in (or obtains exposure to) stocks included in a custom, equally-weighted, version of the Russell Midcap Growth Index.

Broad Market Index Fund

On May 1, 2013, the Broad Market Index Fund revised its investment objective and principal investment strategies to change its benchmark index from the Wilshire 5000 Total Market Index to the Russell 3000® Index.

Mid/Small Company Index Fund

On May 1, 2013, the Mid/Small Company Index Fund revised its investment objective and principal investment strategies to change its benchmark index from the Wilshire 4500 Completion Index to the Russell 2500TM Index.

Core Bond Index Fund

On May 1, 2015, the Core Bond Index Fund revised its principal investment strategies to reflect that the Core Bond Index Fund invests, under normal circumstances, at least 80% (a change from the previous 90%) of its net assets in bonds and other fixed income securities included in the Barclays U.S. Aggregate Bond Index, selected and weighted to seek to result in investment characteristics comparable to those of that index and performance that correlates with the performance of that index. In addition and from that date, the Core Bond Index Fund considers TBA purchase commitments that provide substantially similar exposure to securities in the Barclays U.S. Aggregate Index to be investments included within the index.

Equity Income Fund

On February 4, 2014, the Equity Income Fund added a new indexed or “passively managed” strategy to its then-existing investment strategies in which a portion of the Equity Income Fund invests in (or obtains exposure to) stocks included in a custom, equally-weighted, version of the Russell 1000 Value Index.

On May 1, 2015, the Equity Income Fund revised its principal investment strategies. Prior to that date, the second sentence of the Equity Income Fund’s principal investment strategies stated that the Fund seeks to invest primarily in the common stocks of U.S. companies that the Fund’s subadvisers believe will pay dividends at above-market levels. Beginning on May 1, 2015, the reference to “at above-market levels” was removed.

Inflation Focused Fund

On May 1, 2014, the Inflation Protected Securities Fund changed its name to the Inflation Focused Fund. On May 1, 2015, the Inflation Focused Fund revised its investment objective to “offer inflation protection and income,” and changed its principal investment strategies to incorporate a multi-sector inflation strategy that is currently managed by AllianceBernstein.

Model Portfolio Funds

Prior to May 1, 2014, the Model Portfolio Conservative Growth Fund, the Model Portfolio Traditional Growth Fund, and the Model Portfolio Long-Term Growth Fund each had different principal investment strategies. More specifically, effective May 1, 2014, there was an overall increase in such Funds’ fixed income investment allocation and a decrease in the allocation to equity investments. Additionally, there was a decrease in the allocation to the multi-strategy Fund in the Model Portfolio Conservative Growth Fund and in the Model Portfolio Traditional Growth Fund, and an increase in the allocation to the multi-strategy Fund in the Model Portfolio Long-Term Growth Fund. There were corresponding changes made to underlying Fund target allocation ranges.

On August 25, 2015, the Model Portfolio All-Equity Growth Fund changed its name to the Model Portfolio Global Equity Growth Fund and changed its principal investment strategies to incorporate an increase in its equity exposure to non-U.S. securities. As a result, there were corresponding changes made to the Model Portfolio Global Equity Growth Fund’s underlying Fund target allocation ranges.

Milestone Funds

Prior to May 1, 2014, the Milestone Retirement Income Fund, the Milestone 2010 Fund, the Milestone 2015 Fund, the Milestone 2020 Fund, the Milestone 2025 Fund, the Milestone 2030 Fund, the Milestone 2035 Fund, the Milestone 2040 Fund, the Milestone 2045 Fund, and the Milestone 2050 Fund each had different principal investment strategies.

In general, the changes that were effective on May 1, 2014 involved altering the manner in which the dated Milestone Funds’ assets are allocated over time as depicted by their “glide path.” The final target asset allocation for each dated Milestone Fund was changed so that there will be different allocations to the fixed income, equity, and multi-strategy allocations as compared to the pre-May 1, 2014 final target asset allocations. Accordingly, the final target asset allocation for each dated Milestone Fund was changed to: approximately 30% equity investments (before May 1, 2014, it was 25%), 63% fixed income investments (before 55%), and 7% in the multi-strategy Fund (before 20%). The new final target allocations match the new target asset allocation for the Milestone Retirement Income Fund (see below).

On May 1, 2014, the target asset allocation for the Milestone Retirement Income Fund was changed to: approximately 30% equity investments (before May 1, 2014, it was 25%), 63% fixed income investments (before 55%), and 7% in the multi-strategy Fund (before 20%); an increase in equity and fixed income fund allocations and a decrease in the multi-strategy fund allocation.

CALCULATION OF PERFORMANCE DATA

For purposes of quoting and comparing the performance of a Fund to that of other mutual funds and to other relevant market indexes in advertisements or in reports to shareholders, performance for the Fund may be stated in terms of total return in accordance with SEC rules and standards.

Communications which refer to the use of a Fund as a potential investment for employee benefit plans or Individual Retirement Accounts may quote a total return based upon compounding of dividends on which it is presumed no Federal tax applies.

Certain Funds offer multiple classes of shares which in many cases were initially offered for sale to, and purchased by, the public on different dates (each an “inception date”). In cases where a class of shares (a “Newer Class”) is first offered after the inception date of another class (an “Older Class”), the Fund may present total return performance of the Newer Class for periods prior to its inception date by appending the prior performance of the Older Class to the actual performance of the Newer Class (“blended performance”). The Older Class used in these blended performance presentations has historically been the class of shares of the Fund with the longest performance history. However, certain Funds may have more than one class of shares with at least a 10 year performance history – the longest period shown in Fund prospectuses, shareholder reports and sales and marketing literature. Accordingly, blended performance presentations for Newer Classes of these Funds may reflect the prior performance of the Older Class (with at least a 10 year performance history) that has the most similar level of operating expenses as the Newer Class (not necessarily the oldest class with the longest performance history).

In calculating blended performance, the historical monthly returns of the Older Class may be adjusted to reflect the expenses of the Newer Class if those expenses are higher than those of the Older Class. Historical returns are not adjusted if the Newer Class has lower fees than the Older Class. Currently, blended performance has not been adjusted because the Fund’s Newer Classes (as applicable) have lower fees than the Older Classes.

LEGAL COUNSEL, INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND CUSTODIAN

Mayer Brown LLP, 1999 K Street NW, Washington, DC, 20006, serves as legal counsel to the Trust.

                                                                                                                                serves as independent registered public accounting firm to the Trust.

JPMorgan Chase Bank, N.A., 3 MetroTech Center, Brooklyn, New York 11245, serves as custodian for the Funds. JPMorgan Chase Bank, N.A. maintains the Funds’ securities, cash and other property, delivers securities against payment upon sale and pays for securities against delivery upon purchase, makes payments on behalf of such Funds for payments of dividends, distributions and redemptions, endorses and collects on behalf of such Funds all checks, and receives all dividends and other distributions made on securities owned by such Funds.

FINANCIAL STATEMENTS

The Funds’ financial statements for the fiscal year ended December 31, 2014, including notes thereto and the report of                                 , are incorporated by reference into this SAI. A copy of the Trust’s Annual Report must accompany the delivery of this SAI.

APPENDIX A

Credit Ratings

Below is a general description of Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Ratings Group (“Standard & Poor’s”), and Fitch, Inc. (“Fitch”) bond rating categories. A full and more detailed description of these rating categories can be found online at each of these rating agency’s respective websites.

Moody’s Global Long-Term Credit Ratings

Aaa	Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A	Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa	Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba	Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B	Obligations rated B are considered speculative and are subject to high credit risk.

Caa	Obligations rated Caa are judged to be speculative, of poor standing, and are subject to very high credit risk.

Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C	Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

A-1

Moody’s Global Short-Term Ratings

P-1	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

A-2

Standard & Poor’s Long-Term Issue Credit Ratings*

AAA	An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA	An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A	An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on an obligation is still strong.

BBB	An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB; B; CCC; CC; and C	Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligors will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB	An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on an obligation.

B	An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC	An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

A-3

CC	An obligation rated ‘CC’ is currently highly vulnerable. The ‘CC’ rating is used when a default has not yet occurred, but Standard & Poor’s expects default to be a virtual certainty, regardless of the anticipated time to default.

C	An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D	An obligation rated ‘D’ is in default or in breach of an imputed promise. The ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on the obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

NR	This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

*	The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

A-4

Standard & Poor’s Short-Term Issue Credit Ratings

A-1	A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2	A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3	A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B	A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C	A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D	A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. The ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

A-5

Fitch Long-Term Ratings

AAA	Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA	Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A	High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB	Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB	Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B	Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC	Substantial credit risk. Default is a real possibility.

CC	Very high levels of credit risk. Default of some kind appears probable.

C	Exceptionally high levels of credit risk. Default is imminent or inevitable, or the issuer is in standstill.

D	Default. ‘D’ ratings indicate an instrument that that is currently in default.

Note: the modifiers “+” or”-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ long-term rating category, or to long-term categories below ‘B’.

A-6

Fitch Short-Term Ratings

F1	Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2	Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3	Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B	Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C	High short-term default risk. Default is a real possibility.

D	Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

A-7

APPENDIX B

Proxy Voting Policies

The following are the proxy voting polices (or summaries thereof) of Vantagepoint Investment Advisers, LLC and each of the Fund’s subadvisers. You may obtain information about the Fund’s proxy voting decisions, without charge, by checking the Trust’s website at www.icmarc.org or on the SEC’s website at www.sec.gov.

VANTAGEPOINT INVESTMENT ADVISERS, LLC

PROXY VOTING POLICIES AND PROCEDURES

Revised as of December 18, 2013

Purpose: Vantagepoint Investment Advisers, LLC (‘‘VIA’’) has adopted these Proxy Voting Policies and Procedures (“Proxy Policies”) to seek to ensure that VIA votes proxies with respect to securities held in accounts of its clients in a manner consistent with the clients’ best interests.

Guiding Principles: It is the policy of VIA to vote client proxies for the exclusive benefit and in the best economic interests of the client, that is, in the manner that VIA believes is most likely to maximize total return to the client as an investor in the securities being voted.

Scope: These Proxy Policies apply where VIA has and exercises voting power in respect to client securities. Currently, VIA votes proxies for one client, The Vantagepoint Funds (“Fund”), and only in respect to shares of certain mutual funds held by various series of the Fund.1 Certain series of the Fund invest all or part of their assets in other series of the Fund, while other series invest in mutual funds (“Third Party Funds”) that are not advised by VIA or any of its related persons.

The authority and responsibility for voting proxies with respect to all other portfolio securities of the Fund has been delegated to the subadviser for each series or portion of the Fund that holds the securities being voted, under investment subadvisory agreements between the Fund, VIA and each subadviser. VIA reviews and evaluates the proxy voting policies and voting record of each subadviser as part of its initial scrutiny and ongoing oversight of each subadviser. Although VIA does not currently expect to be called on to vote proxies for the Fund where that responsibility has been delegated to a subadviser, if that were to occur, VIA would vote such proxies on a case-by-case basis, following the Guiding Principles set forth above and, where appropriate, taking into account the principles set forth in the proxy voting policies of the subadviser for the series or portion of a series holding the security to be voted.

VIA does not vote proxies for any client other than the Fund.

[1]	The series of the Fund for which VIA currently votes proxies in respect to shares of mutual funds held in their portfolios are listed in Exhibit 1 to these Proxy Policies. In the future, additional series of the Fund may invest all or part of their assets in shares of mutual funds for which VIA will vote proxies in accordance with these Proxy Policies.

Administration of Proxy Policies: VIA has established a Proxy Voting Committee (“Committee”) comprised of members of the staff of the Investment and Legal Divisions of its parent company, ICMA Retirement Corporation. The Committee is responsible for overseeing and updating these Proxy Policies as may be appropriate from time to time.

The Investment Division is responsible for overseeing and administering the voting of client proxies. The Investment Division’s responsibilities include identifying any material conflicts of interest on the part of VIA or its personnel that may affect particular proxy votes and resolving any material conflicts identified in consultation with the Legal Division; analyzing and evaluating particular proposals presented for vote; determining when and how proxies should be voted other than in accordance with the general rules and criteria set forth below under “Proxy Voting Guidelines;” implementing procedures reasonably designed to ensure that proxies are received and voted in a timely manner; and making and keeping all required records with respect to proxies voted by VIA.

Conflicts of Interest:

1. Voting Shares of Series of the Fund. VIA serves as the investment adviser for all series of the Fund. In addition, VIA’s parent company, ICMA-RC, is the sponsor of the Fund and other subsidiaries of ICMA-RC serve as the Fund’s transfer agent and distributor. Where a series of the Fund invests in the shares of one or more other series of the Fund, there is the potential for a conflict of interest on the part of VIA in voting those shares, if the matter being voted would have a material impact on VIA or one of its related companies.

To avoid such potential conflicts or the appearance of conflicts, VIA, after consulting with the Fund’s Board of Directors, has determined that, as a matter of policy, it normally will not exercise its authority to decide how to vote proxies with respect to shares of any series of the Fund held by another series. Instead, VIA generally will seek instructions on how to vote those proxies from the Board of Directors of VantageTrust Company, LLC (‘Trust Company”), and will cast the Fund’s votes in accordance with the instructions received.2 The Trust Company owns a majority of the voting shares of each series of the Fund either directly, or indirectly through its holdings of shares of the Vantagepoint Model Portfolio and Milestone Funds. A majority of the members of the Trust Company’s Board of Directors are independent of VIA and its related companies. However, in the event that the Trust Company does not hold sufficient voting shares, directly or indirectly, to determine the outcome on any matter being voted, VIA may (a) decide how to vote the shares, if VIA determines that it does not have an actual and material conflict of interest with respect to the particular matter, e.g., a vote to approve or disapprove auditors selected by the Fund Board; or (b) seek approval from the Fund’s Board of Directors for alternative ways to avoid the conflict, which may include requesting instructions from all shareholders of the series having the right to vote the proxy, retaining an independent third party to determine how to vote the proxy or casting the vote in proportion to the votes cast by shareholders other than the Fund or its series.

[2]	A majority of the voting shares of each series of the Fund are currently held either directly, or indirectly through the Vantagepoint Model Portfolio Funds and Vantagepoint Milestone Funds, by VantageTrust, a group trust sponsored and maintained by the Trust Company. The Trust Company has the power to vote the shares of each series of the Fund directly held by VantageTrust.

2. Voting Third Party Fund Proxies. Before voting, the Investment Division will screen Third Party Fund proxies to seek to identify any material conflicts of interest that could affect VIA’s judgment in deciding how to vote. Conflicts of interest could arise from a variety of circumstances, including, but not limited to, significant current or potential business relationships between VIA (or its related companies) and the sponsor, investment adviser or distributor of a Third Party Fund or certain personal or business relationships between personnel of VIA (or its related companies) and a Third Party Fund or such fund’s investment adviser, distributor or sponsor. In evaluating the materiality of conflicts of interest, the Investment Division will consult with the Legal Division. Generally, a conflict of interest arising as a result of a current or prospective business relationship between VIA and another party with an interest in the outcome of the proxy vote will not be considered material if VIA (or a related company) did not receive more than 1% of its total revenues during its last fiscal year as a direct result of services provided by VIA (or a related company) to that party and does not reasonably expect to receive the same or a higher percentage of its total revenues from that business relationship in its current fiscal year.

In addition, VIA does not treat the adviser/subadviser, custodial or other service provider relationships between the Fund and its third party subadvisers or other third party service providers as creating a material conflict of interest in connection with the voting of proxies in respect to the shares of a Third Party Fund that uses one or more of the same service providers. If a material conflict of interest is identified, VIA may vote the proxy in accordance with its written Proxy Voting Guidelines, but only if the guidelines specifically state how such a matter generally will be voted, i.e., the guidelines state that votes generally will be cast “for,” “against,” or “abstain” on that type of proposal. Otherwise, VIA will resolve the conflict as described above under “Voting Shares of Series of the Fund.”

When VIA May Not Vote Proxies: VIA may not vote proxies in certain circumstances, including situations where (a) the securities being voted are no longer held by the client; (b) the proxy and other relevant materials are not received in sufficient time to allow adequate analysis or an informed vote by the voting deadline; or (c) VIA concludes that the cost of voting the proxy is likely to exceed the expected benefits to the client.

Maintenance of Proxy Voting Records: As required by Rule 204-2 under the Investment Advisers Act of 1940, VIA will maintain the following records relating to proxy voting for a period of at least six years:

(i) a copy of these Proxy Policies, as they may be amended from time to time;

(ii) copies of proxy statements received regarding client securities, unless these materials are available electronically through the SEC’s EDGAR system;

(iii) a record of each proxy vote cast on behalf of its clients;

(iv) a copy of any internal documents created by VIA that were material to making the decision how to vote proxies on behalf of its clients; and

(v) each written client request for information on how VIA voted proxies on behalf of the client and all written responses by VIA to oral or written client requests for such proxy voting information.

Disclosure: VIA will provide clients a summary of these Policies, either directly or by delivering to each client of a copy of its Form ADV, Part II that contains a summary, and also will provide clients information on how a client may obtain a copy of the full text of these Proxy Policies and a record of how VIA has voted the client’s proxies. A copy of these materials will be provided promptly to clients on request. For mutual fund clients, VIA will provide the proxy voting information needed to complete Form N-PX and will coordinate with each fund and its other service providers, including subadvisers of the fund, to assist the fund to obtain the information required to be filed on Form N-PX on a timely basis.

Proxy Voting Guidelines

Generally, VIA will vote mutual fund proxies in accordance with the following guidelines. These are only guidelines, are not exhaustive and therefore do not cover all potential voting issues. They may be changed or supplemented from time to time. Voting decisions not covered by these guidelines will be made in accordance with the Guiding Principles and other provisions of these Proxy Policies. In addition, because individual matters to be voted and the circumstances of issuers of the securities being voted vary, there may be instances when VIA will not strictly adhere to these guidelines in making its voting decision. At any time, VIA may seek voting instructions from its clients, including the Fund’s Board of Directors or the direct or indirect owners of Fund shares.

Auditors

•	VIA generally will vote For the recommendation of a fund’s Board of Directors to appoint or ratify the appointment of auditors.

Board of Directors/Trustees Elections

•	VIA generally will vote For all nominees of a fund’s board of directors. However, each election is reviewed on a case by case basis and may include examination of the following factors: composition of the board and key board committees, each nominee’s attendance at meetings, independent status, and other directorships held.

Amendments to Charter Documents

•	VIA will vote on a Case by Case basis proposals to amend a fund’s declaration of trust, articles of incorporation or by-laws. The declaration of trust or articles of incorporation, along with the by-laws, are considered a fund’s charter and describe how a fund is governed and conducts its business. A wide variety of amendments may be proposed, examples of which include:

•	Provisions for dollar-weighted voting.

•	The ability of a fund to reorganize without shareholder vote.

•	Amendments allowing a fund to issue multiple classes of shares.

•	Amendments increasing or decreasing the number of directors or trustees. Fund name changes.

Fund Reorganizations and Mergers

•	VIA generally will vote For proposals to reorganize a fund from a Massachusetts business trust to a Delaware business trust. A Delaware business trust generally should provide greater flexibility and efficiency in certain corporate and organizational matters.

•	VIA will vote on a Case by Case basis proposals for the merger of one fund into another fund. In reviewing these proposals, VIA will focus on the expected impact of the transaction on the fund whose shares are held by VIA’s clients and will seek to evaluate what, if any, cost savings, efficiencies or other benefits shareholders of that fund may realize.

Advisory Contracts

Amended advisory contracts generally must be approved by the shareholders of a fund. VIA will consider the benefits to shareholders and cost efficiencies, among other factors, when voting these proxies.

•	VIA will vote on a Case by Case basis proposals that would amend an advisory contract as a result of a “change of control” of an adviser.

•	VIA will vote on a Case by Case basis proposals that would increase an advisory fee.

•	VIA will vote on a Case by Case basis proposals providing for the hiring of a new adviser or subadviser.

Rule 12b-l Plans and Distribution Agreements

VIA will vote on a Case by Case basis proposals to approve the use of fund assets to pay for the distribution of fund shares to new investors, to pay continuing service fees or to increase the amounts payable under or expand the scope of an existing 12b-l plan or continuing service arrangement.

Fundamental Investment Objectives, Restrictions and Policies

A fund’s investment objective, unless stated otherwise, is generally fundamental, and cannot be changed without a shareholder vote. In addition, a fund will have a number of fundamental policies and restrictions. These may include diversification and concentration policies and restrictions on borrowing and lending securities.

•	VIA generally will vote Against the reclassification of a fund’s diversification policy from diversified to non-diversified.

•	VIA generally will vote Against changing a fund’s investment objective from fundamental to non-fundamental.

•	VIA will vote on a Case by Case basis proposals amending a fund’s concentration policy.

•	VIA generally will vote For amending or eliminating fundamental investment policies or restrictions that reflect outdated state law requirements.

•	VIA will vote on a Case by Case basis proposals amending a fund’s fundamental investment restrictions.

•	VIA will vote on a Case by Case basis proposals amending a fund’s fundamental investment objective.

Exhibit 1

As of the date of the most recent version of the Proxy Policies, VIA votes proxies in respect to shares of mutual funds held in the portfolios of the following:

(1) The Vantagepoint Model Portfolio Funds:

•	Model Portfolio Conservative Growth Fund,

•	Model Portfolio Traditional Growth Fund,

•	Model Portfolio Long-Term Growth Fund

•	Model Portfolio All-Equity Growth Fund; and

(2) The Vantagepoint Milestone Funds:

•	Milestone Retirement Income Fund;

•	Milestone 2010 Fund,

•	Milestone 2015 Fund,

•	Milestone 2020 Fund,

•	Milestone 2025 Fund,

•	Milestone 2030 Fund,

•	Milestone 2035 Fund;

•	Milestone 2040 Fund

•	Milestone 2045 Fund

•	Milestone 2050 Fund

Proxy Voting Policy

Proxy Voting Policy

Last Updated: August 2014

Proxy Voting Policy

i

1.	Introduction

As an investment adviser, we are shareholder advocates and have a fiduciary duty to make investment decisions that are in our clients’ best interests by maximizing the value of their shares. Proxy voting is an integral part of this process, through which we support strong corporate governance structures, shareholder rights, and transparency.

We have an obligation to vote proxies in a timely manner and we apply the principles in this policy to our proxy decisions. We believe a company’s environmental, social and governance (“ESG”) practices may have a significant effect on the value of the company, and we take these factors into consideration when voting. For additional information regarding our ESG policies and practices, please refer to our firm’s Statement of Policy Regarding Responsible Investment (“RI Policy”).

This Proxy Voting Policy (“Proxy Voting Policy” or “Policy”), which outlines our policies for proxy voting and includes a wide range of issues that often appear on proxies, applies to all of AllianceBernstein’s investment management subsidiaries and investment services groups investing on behalf of clients globally. It is intended for use by those involved in the proxy voting decision-making process and those responsible for the administration of proxy voting (“Proxy Managers”), in order to ensure that our proxy voting policies and procedures are implemented consistently.

We sometimes manage accounts where proxy voting is directed by clients or newly-acquired subsidiary companies. In these cases, voting decisions may deviate from this Policy.

2.	Research Underpins Decision Making

As a research-driven firm, we approach our proxy voting responsibilities with the same commitment to rigorous research and engagement that we apply to all of our investment activities. The different investment philosophies utilized by our investment teams may occasionally result in different conclusions being drawn regarding certain proposals and, in turn, may result in the Proxy Manager making different voting decisions on the same proposal. Nevertheless, the Proxy Manager votes proxies with the goal of maximizing the value of the securities in client portfolios.

In addition to our firm-wide proxy voting policies, we have a Proxy Committee, which provides oversight and includes senior investment professionals from Equities, Legal personnel and Operations personnel. It is the responsibility of the Proxy Committee to evaluate and maintain proxy voting procedures and guidelines, to evaluate proposals and issues not covered by these guidelines, to consider changes in policy, and to review the Proxy Voting Policy no less frequently than annually. In addition, the Proxy Committee meets as necessary to address special situations.

Research Services

We subscribe to the corporate governance and proxy research services of Institutional Shareholder Services (“ISS”). All our investment professionals can access these materials via the Proxy Manager and/or Proxy Committee.

Engagement

In evaluating proxy issues and determining our votes, we welcome and seek out the points of view of various parties. Internally, the Proxy Manager may consult the Proxy Committee, Chief Investment Officers, Directors of Research, and/or Research Analysts across our equities platforms, and Portfolio Managers in whose managed accounts a stock is held. Externally, the Proxy Manager may engage with company management, company directors, interest groups, shareholder activists, other shareholders and research providers.

1

3.	Proxy Voting Guidelines

Our proxy voting guidelines are principles-based rather than rules-based. We adhere to a core set of principles that are described in this Proxy Voting Policy. We assess each proxy proposal in light of these principles. Our proxy voting “litmus test” will always be what we view as most likely to maximize long-term shareholder value. We believe that authority and accountability for setting and executing corporate policies, goals and compensation generally should rest with the board of directors and senior management. In return, we support strong investor rights that allow shareholders to hold directors and management accountable if they fail to act in the best interests of shareholders.

With this as a backdrop, our proxy voting guidelines pertaining to specific issues are set forth below. We generally vote proposals in accordance with these guidelines but, consistent with our “principles-based” approach to proxy voting, we may deviate from the guidelines if warranted by the specific facts and circumstances of the situation (i.e., if, under the circumstances, we believe that deviating from our stated policy is necessary to help maximize long-term shareholder value). In addition, these guidelines are not intended to address all issues that may appear on all proxy ballots. Proposals not specifically addressed by these guidelines, whether submitted by management or shareholders, will be evaluated on a case-by-case basis, always keeping in mind our fiduciary duty to make voting decisions that, by maximizing long-term shareholder value, are in our clients’ best interests.

3.1 Board and Director Proposals

1. Changes in Board Structure and Amending the Articles of Incorporation	For

Companies may propose various provisions with respect to the structure of the board of directors, including changing the manner in which board vacancies are filled, directors are nominated and the number of directors. Such proposals may require amending the charter or by-laws or may otherwise require shareholder approval. When these proposals are not controversial or meant as an anti-takeover device, which is generally the case, we vote in their favor. However, if we believe a proposal is intended as an anti-takeover device, we generally vote against.

Other changes in a company’s charter, articles of incorporation or by-laws are usually technical or administrative in nature. Absent a compelling reason to the contrary, we will support such proposals. However, we may oppose proposals that would permit management to establish the size of the board outside a specified range without shareholder approval.

2. Classified Boards	Against

A classified board typically is divided into three separate classes. Each class holds office for a term of two or three years. Only a portion of the board can be elected or replaced each year. Because this type of proposal has fundamental anti-takeover implications, we oppose the adoption of classified boards unless there is a justifiable financial reason or an adequate sunset provision exists. However, where a classified board already exists, we will not oppose directors who sit on such boards for that reason. We will vote against directors that fail to implement shareholder approved proposals to declassify boards.

3. Director Liability and Indemnification	Case-by-case

Some companies argue that increased indemnification and decreased liability for directors are important to ensure the continued availability of competent directors. However, others argue that the risk of such personal liability minimizes the propensity for corruption and recklessness.

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We generally support indemnification provisions that are consistent with the local jurisdiction in which the company has been formed. We vote in favor of proposals adopting indemnification for directors with respect to acts conducted in the normal course of business. We also vote in favor of proposals that expand coverage for directors and officers where, despite an unsuccessful legal defense, we believe the director or officer acted in good faith and in the best interests of the company. We oppose indemnification for gross negligence.

4. Disclose CEO Succession Plan (SHP)	For

Proposals like these are often suggested by shareholders of companies with long-tenured CEOs and/or high employee turnover rates. Even though some markets might not require the disclosure of a CEO succession plan, we do think it is good business practice and will support these proposals.

5. Election of Directors	For

We generally vote in favor of the management-proposed slate of directors. However, we may not do so if we determine that there are compelling reasons to oppose directors (see below) or there is a proxy contest for seats on the board.

We believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. We may vote against directors (or withhold votes for directors if plurality voting applies) who fail to act on key issues, such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote and failure to act on tender offers where a majority of shareholders have tendered their shares (provided we supported, or would have supported, the original proposal). In addition, we oppose directors who fail to attend at least 75% of board meetings within a given year without a reasonable excuse. Also, we may consider the number of boards on which a director sits and/or their length of service on a particular board. Finally, we may abstain or vote against (depending on a company’s history of disclosure in this regard) directors of issuers where there is insufficient information about the nominees disclosed in the proxy statement.

We believe companies should have a majority of independent directors and independent key committees. However, we will consider local market regulation as part of our decision. We will generally regard a director as independent if the director satisfies the criteria for independence (i) espoused by the primary exchange on which the company’s shares are traded, or (ii) set forth in the code we determine to be best practice in the country where the subject company is domiciled. We generally vote against directors who, during the previous fiscal year, failed to act on a majority supported shareholder proposal or engaged in what we believe to be a poor governance practice. We may also consider engaging company management (by phone, in writing and in person), until any issues have been satisfactorily resolved.

We may vote against directors for poor compensation practices. In our view, poor compensation practices include, for example, permitting option re-pricing without prior shareholder approval, providing continuous perquisites to an executive officer and his or her dependents after the officer is no longer employed by the company, adjusting performance-based diminished payouts with supplemental cash payments, eliminating performance goals for executive officers and crediting additional years of service to current executives for the purpose of enhancing the executive’s pension benefit. However, because we do not believe that permitting executive officers to receive dividends on unearned performance shares is a poor compensation practice, we will not oppose directors who permit this practice.

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We consider the election of directors who are “bundled” on a single slate on a case-by-case basis considering the amount of information available and an assessment of the group’s qualifications.

a. Controlled Company Exemption	Case-by-case

Companies where more than 50% of the voting power is held by an individual, group or another company, need not comply with the requirement to have a majority of independent directors and independent key committees. Conversely, we will vote against directors for failure to adhere to such independence standards where shareholders with a majority voting interest have a minority economic interest.

Exchanges in certain jurisdictions do not have a controlled company exemption (or something similar). In such a jurisdiction, if a company has a majority shareholder or group of related majority shareholders with a majority economic interest, we generally will not oppose that company’s directors simply because the board does not include a majority of independent members. We will, however, consider these directors in a negative light if the company has a history of violating the rights of minority shareholders.

b. Voting for Director Nominees in a Contested Election	Case-by-case

Votes in a contested election of directors are evaluated on a case-by-case basis with the goal of maximizing shareholder value.

6. Establish Additional Board Committees (SHP)	Case-by-case

We believe that establishing committees should be the prerogative of a well-functioning board of directors. However, we may support shareholder proposals to establish additional board committees to address specific shareholder issues, including ESG issues.

7. Independent Lead Director (SHP)	For

We support shareholder proposals that request a company to amend its by-laws to establish an independent lead director, if the positions of chairman and CEO are not separated. We view the existence of an independent lead director as a good example of the sufficient counter-balancing governance. If a company has an independent lead director in place, we will generally oppose a proposal to separate the positions of chairman and CEO.

8. Limit Term of Directorship; Establish Mandatory Retirement Age (SHP)	Case-by-case

These proposals seek to limit the term during which a director may serve on a board to a set number of years and/or establish an age at which a director is no longer eligible to serve on the board. Proponents believe term limits and forced retirement help ensure that new ideas are introduced to the company. Opponents argue that director turnover decreases board stability.

Taking into consideration local market practice, we generally believe that a director’s qualifications, not length of service, should be the primary factor considered. Accordingly, we generally oppose proposals that seek to either limit the term during which a director may serve on a company’s board or force a director’s retirement at a certain age.

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9. Majority of Independent[1] Directors (SHP)	For

Each company’s board of directors has a duty to act in the best interest of the company’s shareholders at all times. We believe that these interests are best served by having directors who bring objectivity to the company and are free from potential conflicts of interests. Accordingly, we support proposals seeking a majority of independent directors on the board. While we are aware of the listing requirements of the NYSE and NASDAQ (which require companies to have a majority of independent directors on their board), we will support such proposals regardless of where the company is listed.

10. Majority of Independent Directors on Key Committees (SHP)	For

In order to ensure that those who evaluate management’s performance, recruit directors and set management’s compensation are free from conflicts of interests, we believe that the audit2, nominating/governance, and compensation committees should be composed of a majority of independent directors. While we are aware of the listing requirements of the NYSE and NASDAQ (that generally require fully independent nominating and compensation committees), we will support such proposals regardless of where the company is listed. However, in order to allow companies an opportunity to select qualified candidates for these important board positions, at this time we will not oppose inside directors that sit on these committees.

11. Majority Votes for Directors (SHP)	For

We believe that good corporate governance requires shareholders to have a meaningful voice in the affairs of the company. This objective is strengthened if directors are elected by a majority of votes cast at an annual meeting rather than by the plurality method commonly used. With plurality voting a director could be elected by a single affirmative vote even if the rest of the votes were withheld.

We further believe that majority voting provisions will lead to greater director accountability. Therefore, we support shareholder proposals that companies amend their by-laws to provide that director nominees be elected by an affirmative vote of a majority of the votes cast, provided the proposal includes a carve-out to provide for plurality voting in contested elections where the number of nominees exceeds the number of directors to be elected.

12. Prohibit CEOs from Serving on Compensation Committees (SHP)	Against

These proposals seek to require a board of directors to adopt a policy prohibiting current and former chief executive officers of other public companies from serving on that company’s compensation committee. Proponents argue that having a current or former CEO serving on a compensation committee presents an inherent conflict of interest because the CEO is likely to support inflated compensation for his or her peers. Opponents argue, and we agree, that permitting CEOs to serve on compensation committees has merit because their experience with compensation matters (including oversight of executive pay) may be invaluable to a board. Accordingly, we generally oppose proposals seeking to prohibit CEOs from serving on compensation committees.

[1]	For purposes of this Policy, an independent director is one that meets the requirements of independence pursuant to the listing standards of the exchange on which the common stock is listed.
[2]	Pursuant to the SEC rules, adopted pursuant to the Sarbanes-Oxley Act of 2002, as of October 31, 2004, each U.S. listed issuer must have a fully independent audit committee.

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13. Removal of Directors Without Cause (SHP)	For

Company by-laws sometimes define cause very narrowly, including only conditions of criminal indictment, final adverse adjudication that fiduciary duties were breached or incapacitation, while also providing shareholders with the right to remove directors only upon “cause”.

We believe that the circumstances under which shareholders have the right to remove directors should not be limited to those traditionally defined by companies as “cause”. We also believe that shareholders should have the right to conduct a vote to remove directors who fail to perform in a manner consistent with their fiduciary duties or representative of shareholders’ best interests. And, while we would prefer shareholder proposals that seek to broaden the definition of “cause” to include situations like these, we generally support proposals that would provide shareholders with the right to remove directors without cause.

14. Require Independent Board Chairman (SHP)	Case-by-case

We believe there can be benefits to having the positions of chairman and CEO combined as well as split. When the position is combined the company must have sufficient counter-balancing governance in place, generally through a strong lead director. Also, for companies with smaller market capitalizations, separate chairman and CEO positions may not be practical.

15. Require Two Candidates for Each Board Seat (SHP)	Against

We believe that proposals like these are detrimental to a company’s ability to attract highly qualified candidates. Accordingly, we oppose them.

16. Stock Ownership Requirement (SHP)	Against

These proposals require directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board. We do not believe stock ownership is necessary to align the interests of directors and shareholders. Accordingly, we oppose these proposals.

3.2 Compensation Proposals

17. Accelerated Vesting of Equity Compensation Awards-Change of Control (SHP)	Case-by-case

We examine proposals to prohibit accelerated vesting of equity awards in the event of a change in control on a case-by-case basis. If a change in control is triggered at or above a 50% ownership level, we generally support accelerated vesting. If, however, a change in control is triggered at less than 50% ownership, we generally oppose accelerated vesting.

18. Adopt Form of Employment Contract (SHP)	Case-by-case

These proposals ask companies to adhere to certain principles when drafting employment contracts for executives. We will review the criteria requested and consider these proposals on a case-by-case basis.

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19. Adopt Policies to Prohibit any Death Benefits to Senior Executives (SHP)	Against

We view these bundled proposals as too restrictive and conclude that blanket restrictions on any and all such benefits, including the payment of life insurance premiums for senior executives, could put a company at a competitive disadvantage.

20. Advisory Vote to Ratify Directors’ Compensation (SHP)	Case-by-case

Similar to advisory votes on executive compensation, shareholders may request a non-binding advisory vote to approve compensation given to board members which we evaluate on a case-by-case basis.

21. Amend Executive Compensation Plan tied to Performance (Bonus Banking) (SHP)	Against

These proposals seek to force a company to amend executive compensation plans such that compensation awards tied to performance are deferred for shareholder specified and extended periods of time. As a result, awards may be adjusted downward if performance goals achieved during the vesting period are not sustained during the added deferral period.

We believe that most companies have adequate vesting schedules and clawbacks in place. Under such circumstances, we will oppose these proposals. However, if a company does not have what we believe to be adequate vesting and/or clawback requirements, we decide these proposals on a case-by-case basis.

22. Approve Remuneration for Directors and Auditors	Case-by-case

We will vote on a case-by-case basis where we are asked to approve remuneration for directors or auditors. However, where disclosure relating to the details of such remuneration is inadequate or provided without sufficient time for us to consider our vote, we may abstain or vote against, depending on the adequacy of the company’s prior disclosures in this regard. Where appropriate, we engage the company directly.

23. Approve Remuneration Reports	Case-by-case

In certain markets, (e.g., Australia, Canada, Germany, the United Kingdom and the United States), publicly traded issuers are required by law to submit their company’s remuneration report to a non-binding shareholder vote. The report contains, among other things, the nature and amount of the compensation of the directors and certain executive officers as well as a discussion of the company’s performance.

We evaluate remuneration reports on a case-by-case basis, taking into account the reasonableness of the company’s compensation structure and the adequacy of the disclosure. Where a compensation plan permits retesting of performance-based awards, we will consider the specific terms of the plan, including the volatility of the industry and the number and duration of the retests. We may abstain or vote against a plan if disclosure of the remuneration details is inadequate or the report is not provided to shareholders with sufficient time prior to the meeting to consider its terms.

In markets where remuneration reports are not required for all companies, we will support shareholder proposals asking the board to adopt a policy (i.e., “say on pay”) that the company’s shareholders be given the opportunity to vote on an advisory resolution to approve the compensation committee’s report. Although say on pay votes are by nature only broad indications of shareholder views, they do lead to more compensation-related dialogue between management and shareholders and help ensure that management and shareholders meet their common objective: maximizing the value of the company.

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24.	Approve Retirement Bonuses for Directors (Japan and South Korea)	Case-by-case

Retirement bonuses are normal practice in Japan and South Korea. Companies seek approval to give the board authority to grant retirement bonuses for directors and/or auditors and to leave the exact amount of bonuses to the board’s discretion. We will analyze such proposals on a case-by-case basis, considering management’s commitment to maximizing long-term shareholder value.

25.	Approve Special Payments to Continuing Directors and Auditors (Japan)	Case-by-case

In conjunction with the abolition of a company’s retirement allowance system, we will generally support special payment allowances for continuing directors and auditors if there is no evidence of their independence becoming impaired.

26.	DiscloseExecutive and Director Pay (SHP)	Case-by-case

In December 2006 and again in February 2010, the SEC adopted rules requiring increased and/or enhanced compensation-related and corporate governance-related disclosure in proxy statements and Forms 10-K. Similar steps have been taken by regulators in foreign jurisdictions. We believe the rules enacted by the SEC and various foreign regulators generally ensure more complete and transparent disclosure. Therefore, while we will consider them on a case-by-case basis (analyzing whether there are any relevant disclosure concerns), we generally vote against shareholder proposals seeking additional disclosure of executive and director compensation, including proposals that seek to specify the measurement of performance-based compensation, if the company is subject to SEC rules or similar rules espoused by a regulator in a foreign jurisdiction. Similarly, we generally support proposals seeking additional disclosure of executive and director compensation if the company is not subject to any such rules.

27. Exclude Pension Income from Performance-based Compensation (SHP)	For

We are aware that companies may seek to artificially inflate earnings based on questionable assumptions about pension income. Even though these practices are acceptable under the relevant accounting rules, we believe that pension income is not an acceptable way to increase executive pay and that management’s discretion in estimating pension income is a potential conflict of interest. Accordingly, we support such proposals.

28.	Executive and Employee Compensation Plans	Case-by-case

Executive and employee compensation plans (“Compensation Plans”) usually are complex and are a major corporate expense, so we evaluate them carefully and on a case-by-case basis. In all cases, however, we assess each proposed Compensation Plan within the framework of four guiding principles, each of which ensures a company’s Compensation Plan helps to align the long-term interests of management with shareholders:

•	Valid measures of business performance tied to the firm’s strategy and shareholder value creation, which are clearly articulated and incorporate appropriate time periods, should be utilized;

•	Compensation costs should be managed in the same way as any other expense;

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•	Compensation should reflect management’s handling, or failure to handle, any recent social, environmental, governance, ethical or legal issue that had a significant adverse financial or reputational effect on the company; and

•	In granting compensatory awards, management should exhibit a history of integrity and decision-making based on logic and well thought out processes.

Where disclosure relating to the details of Compensation Plans is inadequate or provided without sufficient time for us to consider our vote, we may abstain or vote against, depending on the adequacy of the company’s prior disclosures in this regard. Where appropriate, we may raise the issue with the company directly or take other steps.

29.	Limit Dividend Payments to Executives (SHP)	Against

We believe that management, within reason, should be given latitude in determining the mix and types of awards offered to executive officers. Therefore, we oppose withholding the dividend payment on restricted stock awards, even if the stock is unvested, when these awards are used as part of incentive compensation; we believe these awards serve as an effective means of executive reward and retention. We do, however, believe that it is acceptable for a company to accumulate dividends and tie their payment to the achievement of performance goals and to stipulate that the dividends are forfeited if the employee does not achieve his or her goal.

30.	Limit Executive Pay (SHP)	Case-by-case

We believe that management and directors, within reason, should be given latitude in determining the mix and types of awards offered to executive officers. We vote against shareholder proposals seeking to limit executive pay if we deem them too restrictive. Depending on our analysis of the specific circumstances, we are generally against requiring a company to adopt a policy prohibiting tax gross up payments to senior executives.

31. Mandatory Holding Periods (SHP)	Against

We generally vote against shareholder proposals asking companies to require a company’s executives to hold stock for a specified period of time after acquiring that stock by exercising company-issued stock options (i.e., precluding “cashless” option exercises), unless we believe implementing a mandatory holding period is necessary to help resolve underlying problems at a company that have hurt, and may continue to hurt, shareholder value.

32. Pay Directors Only in Stock (SHP)	Against

As noted immediately above, we do not believe that stock ownership is necessary to align the interests of directors and shareholders. Further, we believe that the board should be given latitude in determining the mix and types of compensation offered to its members. Accordingly, we oppose these proposals.

33. Performance-based Stock Option Plans (SHP)	Case-by-case

These shareholder proposals require a company to adopt a policy that all or a portion of future stock options granted to executives be performance-based. Performance-based options usually take the form of indexed options (where the option sale price is linked to the company’s stock performance versus an industry index), premium priced options (where the strike price is significantly above the market price at the time of the grant) or performance vesting options (where options vest when the company’s stock price exceeds a specific target). Proponents argue that performance-

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based options provide an incentive for executives to outperform the market as a whole and prevent management from being rewarded for average performance. We believe that management, within reason, should be given latitude in determining the mix and types of awards it offers. However, we recognize the benefit of linking a portion of executive compensation to certain types of performance benchmarks. While we will not support proposals that require all options to be performance-based, we will generally support proposals that require a portion of options granted to senior executives be performance-based. However, because performance-based options can also result in unfavorable tax treatment and the company may already have in place an option plan that sufficiently ties executive stock option plans to the company’s performance, we will consider such proposals on a case-by-case basis.

34. Prohibit Relocation Benefits to Senior Executives (SHP)	Against

We do not consider such perquisites to be problematic pay practices as long as they are properly disclosed. Therefore we will vote against shareholder proposals asking to prohibit relocation benefits.

35. Recovery of Performance-based Compensation (SHP)	For

We generally support shareholder proposals requiring the board to seek recovery of performance-based compensation awards to senior management and directors in the event of a financial restatement (whether for fraud or other reasons) that resulted in their failure to achieve past performance targets. In deciding how to vote, we consider the adequacy of existing company clawback policy, if any.

36. Single Trigger Change-in-Control Agreements (SHP)	Case-by-case

Companies often include single trigger change-in-control provisions (e.g., a provision stipulating that an employee’s unvested equity awards become fully vested upon a change-in-control of the company without any additional requirement) in employment agreements and compensation plans.

We will not oppose directors who establish these provisions, nor will we oppose compensation plans that include them. However, we will examine on a case-by-case basis shareholder proposals calling for future employment agreements and compensation plans to include double trigger change-in-control provisions (e.g., a provision stipulating that an employee’s unvested equity awards become fully vested only after a change-in-control of the company and termination of employment).

37. Submit Golden Parachutes / Severance Plans to a Shareholder Vote (SHP)	Case-by-case

Golden Parachutes assure key officers of a company lucrative compensation packages if the company is acquired and/or if the new owners terminate such officers. We recognize that offering generous compensation packages that are triggered by a change in control may help attract qualified officers. However, such compensation packages cannot be so excessive that they are unfair to shareholders or make the company unattractive to potential bidders, thereby serving as a constructive anti-takeover mechanism. Accordingly, we support proposals to submit severance plans (including supplemental retirement plans) that exceed 2.99 times the sum of an executive officer’s base salary plus bonus, and that are triggered by a change in control, to a shareholder vote, but we review proposals to ratify or redeem such plans on a case-by-case basis.

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38. Submit Golden Parachutes / Severance Plans to a Shareholder Vote prior to their being Negotiated by Management (SHP)	Case-by-case

We believe that in order to attract qualified employees, companies must be free to negotiate compensation packages without shareholder interference. Shareholders must then be given an opportunity to analyze a compensation plan’s final, material terms in order to ensure it is within acceptable limits. Accordingly, we generally oppose proposals that require submitting severance plans and/or employment contracts for a shareholder vote prior to being negotiated by management.

39. Submit Option Re-pricing to a Shareholder Vote (SHP)	For

Re-pricing underwater options reduces the incentive value of stock compensation plans and dilutes shareholder value. Consequently, we support shareholder proposals that seek to require a company to submit option re-pricing to a shareholder vote.

40. Submit Survivor Benefit Compensation Plan to Shareholder Vote (SHP)	For

Survivor benefit compensation plans, or “golden coffins”, can require a company to make substantial payments or awards to a senior executive’s beneficiaries following the death of the senior executive. The compensation can take the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards. This compensation would not include compensation that the senior executive chooses to defer during his or her lifetime.

We recognize that offering generous compensation packages that are triggered by the passing of senior executives may help attract qualified officers. However, such compensation packages cannot be so excessive that they are unfair to shareholders or make the company unattractive to potential bidders, thereby serving as a constructive anti-takeover mechanism.

3.3 Capital Changes and Anti-Takeover Proposals

41. Amend Exclusive Forum Bylaw (SHP)	Against

We will generally oppose proposals that ask the board to repeal the company’s exclusive forum bylaw. Such bylaws require certain legal action against the company to take place in the state of the company’s incorporation. The courts within the state of incorporation are considered best suited to interpret that state’s laws.

42. Amend Net Operating Loss (“NOL”) Rights Plans	For

NOL Rights Plans are established to protect a company’s net operating loss carry forwards and tax credits, which can be used to offset future income. We believe this is a reasonable strategy for a company to employ. Accordingly, we will vote in favor of NOL Rights Plans unless we believe the terms of the NOL Rights Plan may provide for a long-term anti-takeover device.

43. Authorize Share Repurchase	For

We generally support share repurchase proposals that are part of a well-articulated and well-conceived capital strategy. We assess proposals to give the board unlimited authorization to repurchase shares on a case-by-case basis.

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Furthermore, we would generally support the use of derivative instruments (e.g., put options and call options) as part of a share repurchase plan absent a compelling reason to the contrary. Also, absent a specific concern at the company, we will generally support a repurchase plan that could be continued during a takeover period.

44.	BlankCheck Preferred Stock	Against

Blank check preferred stock proposals authorize the issuance of certain preferred stock at some future point in time and allow the board to establish voting, dividend, conversion and other rights at the time of issuance. While blank check preferred stock can provide a corporation with the flexibility needed to meet changing financial conditions, it also may be used as the vehicle for implementing a “poison pill” defense or some other entrenchment device.

We are concerned that, once this stock has been authorized, shareholders have no further power to determine how or when it will be allocated. Accordingly, we generally oppose this type of proposal.

45.	Corporate Restructurings, Merger Proposals and Spin-Offs	Case-by-case

Proposals requesting shareholder approval of corporate restructurings, merger proposals and spin-offs are determined on a case-by-case basis. In evaluating these proposals and determining our votes, we are singularly focused on meeting our goal of maximizing long-term shareholder value.

46.	Elimination of Preemptive Rights	Case-by-case

Preemptive rights allow the shareholders of the company to buy newly-issued shares before they are offered to the public in order to maintain their percentage ownership. AllianceBernstein believes that, because preemptive rights are an important shareholder right, careful scrutiny must be given to management’s attempts to eliminate them. However, because preemptive rights can be prohibitively expensive to widely-held companies, the benefit of such rights will be weighed against the economic effect of maintaining them.

47.	Expensing Stock Options (SHP)	For

U.S. generally-accepted accounting principles require companies to expense stock options, as do the accounting rules in many other jurisdictions (including those jurisdictions that have adopted IFRS — international financial reporting standards). If a company is domiciled in a jurisdiction where the accounting rules do not already require the expensing of stock options, we will support shareholder proposals requiring this practice and disclosing information about it.

48.	Fair Price Provisions	Case-by-case

A fair price provision in the company’s charter or by laws is designed to ensure that each shareholder’s securities will be purchased at the same price if the corporation is acquired under a plan not agreed to by the board. In most instances, the provision requires that any tender offer made by a third party must be made to all shareholders at the same price.

Fair pricing provisions attempt to prevent the “two tiered front loaded offer” where the acquirer of a company initially offers a premium for a sufficient percentage of shares of the company to gain control and subsequently makes an offer for the remaining shares at a much lower price. The remaining shareholders have no choice but to accept the offer. The two tiered approach is coercive as it compels a shareholder to sell his or her shares immediately in order to receive the higher price per share. This type of tactic has caused many states to adopt fair price provision statutes to restrict this practice.

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We consider fair price provisions on a case-by-case basis. We oppose any provision where there is evidence that management intends to use the provision as an anti-takeover device as well as any provision where the shareholder vote requirement is greater than a majority of disinterested shares (i.e., shares beneficially owned by individuals other than the acquiring party).

49. Increase Authorized Common Stock	Case-by-case

In general we regard increases in authorized common stock as serving a legitimate corporate purpose when used to: implement a stock split, aid in a recapitalization or acquisition, raise needed capital for the firm, or provide for employee savings plans, stock option plans or executive compensation plans. That said, we may oppose a particular proposed increase if we consider the authorization likely to lower the share price (this would happen, for example, if the firm were proposing to use the proceeds to overpay for an acquisition, to invest in a project unlikely to earn the firm’s cost of capital, or to compensate employees well above market rates). . We oppose increases in authorized common stock where there is evidence that the shares are to be used to implement a “poison pill” or another form of anti-takeover device, or if the issuance of new shares would, in our judgment, excessively dilute the value of the outstanding shares upon issuance. In addition, a satisfactory explanation of a company’s intentions – going beyond the standard “general corporate purposes” – must be disclosed in the proxy statement for proposals requesting an increase of greater than 100% of the shares outstanding. We view the use of derivatives, particularly warrants, as legitimate capital-raising instruments and apply these same principles to their use as we do to the authorization of common stock. Under certain circumstances where we believe it is important for shareholders to have an opportunity to maintain their proportional ownership, we may oppose proposals requesting shareholders approve the issuance of additional shares if those shares do not include preemptive rights.

In Hong Kong, it is common for companies to request board authority to issue new shares up to 20% of outstanding share capital. The authority typically lapses after one year. We may vote against plans that do not prohibit issuing shares at a discount, taking into account whether a company has a history of doing so.

50. Issuance of Equity without Preemptive Rights	For

We are generally in favor of issuances of equity without preemptive rights of up to 30% of a company’s outstanding shares unless there is concern that the issuance will be used in a manner that could hurt shareholder value (e.g., issuing the equity at a discount from the current market price or using the equity to help create a “poison pill” mechanism).

51. Issuance of Stock with Unequal Voting Rights	Case-by-case

Unequal voting rights plans are designed to reduce the voting power of existing shareholders and concentrate a significant amount of voting power in the hands of management. In the majority of instances, they serve as an effective deterrent to takeover attempts. These structures, however, may be beneficial, allowing management to focus on longer-term value creation, which benefits all shareholders. AllianceBernstein evaluates these proposals on a case-by-case basis and takes into consideration the alignment of management incentives with appropriate performance, metrics, and the effectiveness of the company’s strategy.

52. Net Long Position Requirement	For

We support proposals that require the ownership level needed to call a special meeting to be based on the net long position of a shareholder or shareholder group. This standard ensures that a significant economic interest accompanies the voting power.

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53.	Opt Out of State Anti-takeover Law (US) (SHP)	Case-by-case

Many states have enacted anti-takeover laws requiring an acquirer to obtain a supermajority of a company’s stock in order to exercise control. For example, under Delaware law, absent board approval, a bidder must acquire at least 85% of a company’s stock before the bidder can exercise control. Such laws represent a formidable takeover defense for companies because by simply placing 15% of the stock in “friendly” hands, a company can block an otherwise successful takeover attempt that may be in the best interests of the shareholders. These statutes often allow companies to opt-out of this law with the approval of a majority of the outstanding shares.

Shareholders proposing opt out resolutions argue that these anti-takeover laws grant the board too much power to determine a matter that should be left to the shareholders. Critics of such proposals argue that opt-out provisions do not prevent takeovers but, rather, provide the board with an opportunity to negotiate a better deal for all shareholders. Because each state’s anti-takeover laws are different and must be considered in the totality of all of a company’s takeover defenses, we review these proposals on a case-by-case basis.

54.	Reincorporation	Case-by-case

There are many valid business reasons a corporation may choose to reincorporate in another jurisdiction. We perform a case-by-case review of such proposals, taking into consideration management’s stated reasons for the proposed move.

Careful scrutiny also will be given to proposals that seek approval to reincorporate in countries that serve as tax havens. We recognize that such provisions can help facilitate the growth of a company’s business and potentially can benefit shareholders when a company lowers its tax liability. When evaluating such proposals, we consider factors such as the location of the company’s business, the statutory protections available in the country to enforce shareholder rights and the tax consequences of the reincorporation to shareholders.

55.	Reincorporation to Another jurisdiction to Permit Majority Voting or Other Changes in Corporate Governance (SHP)	Case-by-case

If a shareholder proposes that a company move to a jurisdiction where majority voting (among other shareholder-friendly conditions) is permitted, we will generally oppose the move notwithstanding the fact that we favor majority voting for directors. Our rationale is that the legal costs, taxes, other expenses and other factors, such as business disruption, in almost all cases would be material and outweigh the benefit of majority voting. If, however, we should find that these costs are not material and/or do not outweigh the benefit of majority voting, we may vote in favor of this kind of proposal. We will evaluate similarly proposals that would require reincorporation in another state to accomplish other changes in corporate governance.

56.	Stock Splits	For

Stock splits are intended to increase the liquidity of a company’s common stock by lowering the price, thereby making the stock seem more attractive to small investors. We generally vote in favor of stock split proposals.

57.	Submit Company’s Shareholder Rights Plan to Shareholder Vote (SHP)	For

Most shareholder rights plans (also known as “poison pills”) permit the shareholders of a target company involved in a hostile takeover to acquire shares of the target company, the acquiring company, or both, at a substantial discount once a “triggering event” occurs. A triggering event is usually a hostile tender offer or the acquisition by an outside

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party of a certain percentage of the target company’s stock. Because most plans exclude the hostile bidder from the purchase, the effect in most instances is to dilute the equity interest and the voting rights of the potential acquirer once the plan is triggered. A shareholder rights plan is designed to discourage potential acquirers from acquiring shares to make a bid for the issuer. We believe that measures that impede takeovers or entrench management not only infringe on the rights of shareholders but also may have a detrimental effect on the value of the company.

We support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We evaluate on a case-by-case basis proposals to implement or eliminate a shareholder rights plan.

58. Transferrable Stock Options	Case-by-case

In cases where a compensation plan includes a transferable stock option program, we will consider the plan on a case-by-case basis.

These programs allow stock options to be transferred to third parties in exchange for cash or stock. In effect, management becomes insulated from the downside risk of holding a stock option, while the ordinary shareholder remains exposed to downside risk. This insulation may unacceptably remove management’s exposure to downside risk, which significantly misaligns management and shareholder interests. Accordingly, we generally vote against these programs if the transfer can be executed without shareholder approval, is available to executive officers or non-employee directors, or we consider the available disclosure relating to the mechanics and structure of the program to be insufficient to determine the costs, benefits and key terms of the program.

3.4 Auditor Proposals

59. Appointment of Auditors	For

We believe that the company is in the best position to choose its accounting firm, and we generally support management’s recommendation.

We recognize that there may be inherent conflicts when a company’s independent auditors perform substantial non-audit related services for the company. Therefore, in reviewing a proposed auditor, we will consider the amount of fees paid for non-audit related services performed compared to the total audit fees paid by the company to the auditing firm, and whether there are any other reasons for us to question the independence or performance of the firm’s auditor. We generally will deem as excessive the non-audit fees paid by a company to its auditor if those fees account for 50% or more of total fees paid. The UK market is an exception where 100% is the threshold due to market demanded auditing. Under these circumstances, we generally vote against the auditor and the directors, in particular the members of the company’s audit committee. In addition, we generally vote against authorizing the audit committee to set the remuneration of such auditors. We exclude from this analysis non-audit fees related to IPOs, bankruptcy emergence, and spin-offs and other extraordinary events. We may abstain due to a lack of disclosure of who the auditor is.

60. Approval of Financial Statements	For

In some markets, companies are required to submit their financial statements for shareholder approval. This is generally a routine item and, as such, we will vote for the approval of financial statements unless there are appropriate reasons to vote otherwise. We may abstain if the information is not available in advance of the meeting.

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61. Approval of Internal Statutory Auditors	For

Some markets (e.g., Japan) require the annual election of internal statutory auditors. Internal statutory auditors have a number of duties, including supervising management, ensuring compliance with the articles of association and reporting to a company’s board on certain financial issues. In most cases, the election of internal statutory auditors is a routine item and we will support management’s nominee provided that the nominee meets the regulatory requirements for serving as internal statutory auditors. However, we may vote against nominees who are designated independent statutory auditors who serve as executives of a subsidiary or affiliate of the issuer or if there are other reasons to question the independence of the nominees.

62. Limit Compensation Consultant Services (SHP)	Against

These proposals seek to restrict a company from engaging a consultant retained to advise the board on compensation matters to provide the company with other services other than compensation consulting if such consultant already has been engaged to provide compensation consulting.

In February 2010, the SEC adopted final rules regarding disclosure enhancements in proxy statements and Forms 10-K. One such rule requires disclosure of the fees paid to compensation consultants and their affiliates if they provide consulting services relating to executive officer compensation and additional services, if the cost of such additional services exceeds $120,000. The rule does not, however, restrict a company from acquiring both kinds of services from a compensation consultant.

We agree with the SEC that companies should be required to disclose payments exceeding $120,000 to compensation consultants for services other than executive compensation consulting services, and we do not believe company boards should be subject to any additional restrictions or requirements. Accordingly, we oppose these proposals.

We generally apply these principles for non-US companies as well.

63. Limitation of Liability of External Statutory Auditors (Japan)	Case-by-case

In Japan, companies may limit the liability of external statutory auditors in the event of a shareholder lawsuit through any of three mechanisms: (i) submitting the proposed limits to shareholder vote; (ii) setting limits by modifying the company’s articles of incorporation; and (iii) setting limits in contracts with outside directors, outside statutory auditors and external audit firms (requires a modification to the company’s articles of incorporation). A vote by 3% or more of shareholders can nullify a limit set through the second mechanism. The third mechanism has historically been the most prevalent.

We review proposals to set limits on auditor liability on a case-by-case basis, considering whether such a provision is necessary to secure appointment and whether it helps to maximize long-term shareholder value.

64. Separating Auditors and Consultants (SHP)	Case-by-case

We believe that a company serves its shareholders’ interests by avoiding potential conflicts of interest that might interfere with an auditor’s independent judgment. SEC rules adopted as a result of the Sarbanes-Oxley Act of 2002 attempted to address these concerns by prohibiting certain services by a company’s independent auditors and requiring additional disclosure of others services.

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We evaluate on a case-by-case basis proposals that go beyond the SEC rules or other local market standards by prohibiting auditors from performing other non-audit services or calling for the board to adopt a policy to ensure auditor independence.

We take into consideration the policies and procedures the company already has in place to ensure auditor independence and non-audit fees as a percentage of total fees paid to the auditor are not excessive.

3.5 Shareholder Access and Voting Proposals

65.	A Shareholder’s Right to Call Special Meetings (SHP)	Case-by-case

Most state corporation statutes (though not Delaware, where many U.S. issuers are domiciled) allow shareholders to call a special meeting when they want to take action on certain matters that arise between regularly-scheduled annual meetings. This right may apply only if a shareholder, or a group of shareholders, owns a specified percentage of the outstanding shares. (Ten percent is common among states, although one state sets the threshold as high as forty percent.)

We recognize the importance of the right of shareholders to remove poorly-performing directors, respond to takeover offers and take other actions without having to wait for the next annual meeting. However, we also believe it is important to protect companies and shareholders from nuisance proposals. We further believe that striking a balance between these competing interests will maximize shareholder value. Accordingly, we will generally support a proposal to call a special meeting if the proposing shareholder owns, or the proposing shareholders as a group own, 10% or more of the outstanding voting equity of the company.

From time to time we may receive requests to join with other shareholders for purposes of meeting an ownership requirement necessary to call a special meeting. Similarly, we may receive other requests to join a voting block for purposes of influencing management. If the third parties requesting our participation are not affiliated with us and have no business relationships with us, we will consider the request on a case-by-case basis. However, where the requesting party has a business relationship with us (e.g., the requesting party is a client or a significant service provider), agreeing to such a request may pose a potential conflict of interest. As a fiduciary we have an obligation to vote proxies in the best interest of our clients (without regard to our own interests in generating and maintaining business with our other clients) and given our desire to avoid even the appearance of a conflict, we will generally decline such a request.

66.	Adopt Cumulative Voting (SHP)	Case-by-case

Cumulative voting is a method of electing directors that enables each shareholder to multiply the number of his or her shares by the number of directors being considered. A shareholder may then cast the total votes for any one director or a selected group of directors. For example, a holder of 10 shares normally casts 10 votes for each of 12 nominees to the board thus giving the shareholder 120 (10 x 12) votes. Under cumulative voting, the shareholder may cast all 120 votes for a single nominee, 60 for two, 40 for three, or any other combination that the shareholder may choose.

We believe that encouraging activism among shareholders generally is beneficial to shareholders and helps maximize shareholder value. Cumulative voting supports the interests of minority shareholders in contested elections by enabling them to concentrate their votes and dramatically increase their chances of electing a dissident director to a board. Accordingly, we generally will support shareholder proposals to restore or provide for cumulative voting and we generally will oppose management proposals to eliminate cumulative voting. However, we may oppose cumulative voting if a company has in place both proxy access, which allows shareholders to nominate directors to the company’s ballot, and majority voting (with a carve-out for plurality voting in situations where there are more nominees than seats), which requires each director to receive the affirmative vote of a majority of votes cast and, we believe, leads to greater director accountability to shareholders.

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Also, we support cumulative voting at controlled companies regardless of any other shareholder protections that may be in place.

67. Adopt Cumulative Voting in Dual Shareholder Class Structures (SHP)	For

In dual class structures (such as A&B shares) where the shareholders with a majority economic interest have a minority voting interest, we generally vote in favor of cumulative voting for those shareholders.

68.	Early Disclosure of Voting Results (SHP)	Against

These proposals seek to require a company to disclose votes sooner than is required by the local market. In the US, the SEC requires disclosure in the first periodic report filed after the company’s annual meeting which we believe is reasonable. We do not support requests that require disclosure earlier than the time required by the local regulator.

69.	Implement Confidential Voting (SHP)	For

Proponents of confidential voting argue that proxy voting should be conducted under the same rules of confidentiality as voting in political and other elections (by secret ballot), with an independent party verifying the results. They also argue that open balloting allows management to re-solicit shareholders and to urge—or sometimes coerce—them into changing their votes. Opponents argue that confidential voting makes it more difficult for a company to garner the necessary votes to conduct business (especially where a supermajority vote is required) because proxy solicitors cannot determine how individual shareholders voted.

We support confidential voting before the actual vote has been cast, because we believe that voting on shareholder matters should be free of any potential for coercion or undue influence from the company or other interested parties.

70.	Limiting a Shareholder’s Right to Call Special Meetings	Against

Companies contend that limitations on shareholders’ rights to call special meetings are needed to prevent minority shareholders from taking control of the company’s agenda. However, such limits also have anti-takeover implications because they prevent a shareholder or a group of shareholders who have acquired a significant stake in the company from forcing management to address urgent issues, such as the potential sale of the company. Because most states prohibit shareholders from abusing this right, we see no justifiable reason for management to eliminate this fundamental shareholder right. Accordingly, we generally will vote against such proposals.

In addition, if the board of directors, without shareholder consent, raises the ownership threshold a shareholder must reach before the shareholder can call a special meeting, we will vote against those directors.

71.	Permit a Shareholder’s Right to Act by Written Consent (SHP)	For

Action by written consent enables a large shareholder or group of shareholders to initiate votes on corporate matters prior to the annual meeting. We believe this is a fundamental shareholder right and, accordingly, will support shareholder proposals seeking to restore this right. However, in cases where a company has a majority shareholder or group of related majority shareholders with majority economic interest, we will oppose proposals seeking to restore this right as there is a potential risk of abuse by the majority shareholder or group of majority shareholders.

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72.	Proxy Access for Annual Meetings (SHP)	For

These proposals ask companies to give shareholders equal access to proxy materials in order to express their views on various proxy issues.

Management often argues that shareholders already have significant access to the proxy as provided by law (i.e., the right to have shareholder proposals included in the proxy statement and the right to suggest director candidates to the nominating committee). Management also argues that it would be unworkable to open the proxy process because of the large number of shareholders who might wish to comment and because it would be impossible to screen out “nuisance” proposals.

We have voted in favor of certain resolutions calling for enhancement of shareholders’ ability to access proxy materials to increase corporate boards’ attention to shareholder concerns. While we recognize that access must be limited in order to discourage frivolous proposals and those put forward by shareholders who may not have the best interests of all shareholders in mind, we believe that shareholders should have a meaningful ability to exercise their rights to vote for and nominate directors of the companies in which they invest.

To this end, in the United States we supported SEC proxy reform in 2003 and 2007, and we supported the SEC’s proposed proxy reform in 2009 intended to solve the problem of shareholders’ limited ability to exercise their rights to nominate directors and have the nominations disclosed to and considered by shareholders. In 2010, the SEC adopted new rules requiring companies to include the nominees of “significant, long-term shareholders” in their proxy materials, alongside the nominees of management. Under the rules, shareholders are deemed “significant and long-term” if they own at least three percent of the company’s shares continuously for at least the prior three years. However, in July 2011, the D.C. Circuit Court of Appeals vacated the SEC’s 2010 rules (Exchange Act Rule 14a-11), finding that, in adopting the rule, the SEC violated the Administrative Procedure Act by failing to adequately consider the rule’s effect on efficiency, competition and capital formation. We continue to monitor the situation.

From time to time we may receive requests to join with other shareholders to support a shareholder action. We may, for example, receive requests to join a voting block for purposes of influencing management. If the third parties requesting our participation are not affiliated with us and have no business relationships with us, we will consider the request on a case-by-case basis. However, where the requesting party has a business relationship with us (e.g., the requesting party is a client or a significant service provider), agreeing to such a request may pose a potential conflict of interest. As a fiduciary we have an obligation to vote proxies in the best interest of our clients (without regard to our own interests in generating and maintaining business with our other clients) and given our desire to avoid even the appearance of a conflict, we will generally decline such a request.

73.	Reduce Meeting Notification from 21 Days to 14 Days (U.K.)	For

Companies in the United Kingdom may, with shareholder approval, reduce the notice period for extraordinary general meetings from 21 days to 14 days.

A reduced notice period expedites the process of obtaining shareholder approval of additional financing needs and other important matters. Accordingly, we support these proposals.

74.	Rotation of Locale for Annual Meeting (SHP)	Against

Proponents contend that the site of the annual meeting should be moved each year to a different locale in order to allow as many shareholders as possible to attend the annual meeting. Conversely, we believe the location of a company’s annual meeting is best left to the discretion of management, unless there is evidence that the location of previous meetings was specifically chosen with the intention of making it more difficult for shareholders to participate in the meeting. Consequently, we generally oppose proposals calling for the locale of the annual meeting to rotate.

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75.	Shareholder Proponent Engagement Process (SHP)	For

We believe that proper corporate governance requires that proposals receiving support from a majority of shareholders be considered and implemented by the company. Accordingly, we support establishing an engagement process between shareholders and management to ensure proponents of majority-supported proposals, have an established means of communicating with management.

76.	Supermajority Vote Requirements	Against

A supermajority vote requirement is a charter or by-law requirement that, when implemented, raises the percentage (higher than the customary simple majority) of shareholder votes needed to approve certain proposals, such as mergers, changes of control, or proposals to amend or repeal a portion of the Articles of Incorporation.

In most instances, we oppose these proposals and support shareholder proposals that seek to reinstate the simple majority vote requirement.

3.6 Environmental, Social and Disclosure Proposals

77.	Adopt a Special Corporate Policy for SEC Rule 10b5-1	Against
and Other Trading Plans (US) (SHP)

These shareholder proposals ask a company to adopt a special policy for trading by senior executives in addition to the requirements of SEC Rule 10b5-1 and other trading plans that govern their trading. Subject to the history of the company and any record of abuses, we are generally against requiring a company to adopt additional requirements.

78.	Adopt Guidelines for Country Selection (SHP)	Case-by-case

These proposals seek to require a company to prepare a special report on how it selects the countries in which it operates. We will evaluate whether sufficient information about why a company operates in various jurisdictions is provided in annual reports and other company documents.

79.	Amend EEO Statement to Include a Reference to Sexual Orientation (US) (SHP)	For

We support proposals requiring a company to amend its Equal Employment Opportunity policies to specifically reference sexual orientation.

80.	Animal Testing (SHP)	Case-by-case

Proposals requiring companies to reduce reliance on animals for consumer product safety testing will be reviewed on a case-by-case basis, taking into account practicality and business impact. Proposals requiring increased disclosure on the numbers of animals tested, the types of animals used and the types of tests performed will be generally voted in favor, while carefully considering any policies that are already in place at the company, and to what extent such policies meet the national standards.

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81. Anti-Greenmail Proposal (SHP)	For

Greenmails, commonly referred to as “legal corporate blackmail,” are payments made to a potential hostile acquirer who has accumulated a significant percentage of a company’s stock. The company acquires the raider’s stock at a premium in exchange for an agreement that the raider will not attempt to acquire control for a certain number of years. This practice discriminates against all other shareholders as only the hostile party receives payment, which is usually at a substantial premium over the market value of its shares. Anti-greenmail proposals seek to prevent greenmail by adopting amendments to the company’s charter or by-laws that limit the ability of that company’s board to acquire blocks of another company’s stock at above-market prices.

We vote in favor of an anti-greenmail proposal, provided the proposal has no other management initiated anti-takeover features.

82.	Charitable Contributions (SHP)	Case-by-case

We generally support shareholder proposals relating to reporting charitable contributions. We will evaluate proposals seeking to restrict charitable contributions on a case-by-case basis. Proponents of such proposals argue that charitable contributions are an inappropriate use of company assets because the purpose of any corporation is to make a profit. Opponents argue that charitable contributions are a useful means for a company to create goodwill.

83.	Genetically Altered or Engineered Food (SHP)	Case-by-case

These proposals seek to require companies to label genetically modified organisms in a company’s products or in some cases completely eliminate their use. Proponents argue that such measures should be required due to the possible health and safety issues surrounding the use of such products. Opponents point out that the use of such products helps improve crop yield, and implementing such proposals could have immediate negative economic effects on the company.

84.	Global Labor Standards (SHP)	For

These proposals ask companies to issue reports on their corporate standards for doing business abroad and to adopt mechanisms for ensuring vendor compliance with these standards. The standards include policies to ensure that workers are paid sustainable living wages and children are not used as forced labor. Generally, we vote in favor, but we carefully consider any policies that are already in place at the company, to what extent such policies meet the standards espoused by the International Labor Organization’s Declaration of Fundamental Principles and Rights at Work (and other relevant ILO conventions), and any evidence of prior abuse by the company. We will also ensure the practicality of such proposals.

85.	Global Warming; Reduction of Greenhouse Gas Emissions (SHP)	Case-by-case

Proposals addressing environmental and energy concerns are plentiful. We will generally support proposals requesting greater disclosure, but proposals seeking to adopt specific emissions or environmental goals or metrics will be evaluated on a case-by-case basis. Topics can range from general environmental reports to more specific reports on topics such as greenhouse gas emissions, the release of radioactive materials, and the generation or use of nuclear energy. The scope of the requested reports or policies can also vary. Proponents of these proposals may seek information on the steps the company has taken to address the environmental concern in question, or they may also ask the company to detail any financial risk associated with environmental issues. Opponents of these proposals claim that complying with proponents’ requests would be overly costly for, or unduly burdensome on, the company.

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86.	Implement the MacBride Principles (Northern Ireland) (SHP)	Case-by-case

The MacBride Principles aim to fight discriminatory anti Catholic employment practices in the British state of Northern Ireland. The Principles encourage U.S. companies to actively recruit Catholic employees and, where possible, groom them for management responsibilities. Companies are also asked to ensure job security for their Catholic employees and to abolish the use of inflammatory religious emblems.

Supporters argue that the MacBride Principles effectively address Northern Ireland’s inequalities in employment (in Northern Ireland, unemployment among Catholic men is twice as high as among Protestant men). Opponents contend that the adoption of the MacBride Principles is itself a form of reverse discrimination, which may violate British law. The British government is concerned that adoption of the MacBride Principles may increase the “hassle factor” of doing business in the economically troubled area and reduce the attractiveness of investments.

87.	Include Sustainability as a Performance Measure (SHP)	Case-by-case

We believe management and directors should be given latitude in determining appropriate performance measurements. Therefore, we will evaluate on a case-by-case basis proposals requesting companies to consider incorporating specific, measurable, practical goals consisting of sustainability principles and environmental impacts as metrics for incentive compensation.

88.	Military Issues (SHP)	Case-by-case

These proposals ask companies involved in military production to report on future plans and to diversify or convert to the production of civilian goods and services. Opponents of these resolutions are concerned that conversion is not economically rational, and view the proposals as intrusions into management’s decision making prerogative. Opponents also point to the imperative of a strong defense as reason enough to continue military production.

89.	Nuclear Waste Disposal (SHP)	Case-by-case

These resolutions ask companies to allocate a portion of the cost of building nuclear power plants for research into nuclear waste disposal. Proponents argue that, because the life span of certain waste byproducts exceeds current containment capabilities, the industry should concentrate more on waste management and disposal. While opponents acknowledge the need for research, they contend that the problem is overstated, and that some suggested containment programs are unnecessarily expensive.

90.	Other Business	Against

In certain jurisdictions, these proposals allow management to act on issues that shareholders may raise at the annual meeting. Because it is impossible to know what issues may be raised, we will vote against these proposals.

91.	Pharmaceutical Pricing (US) (SHP)	Case-by-case

These proposals seek to require a company to implement pricing restraints to make prescription drugs more affordable, both domestically and in third-world countries. Proponents argue that drug prices in the United States,

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considered to be among the highest in the world, make adequate medical care inaccessible to those other than the most affluent. Critics of such proposals argue that artificial price controls would reduce revenues, deter investors and ultimately reduce funds available for future research and development.

92.	Plant Closings (US) (SHP)	Case-by-case

These proposals ask companies to create or expand programs to relocate workers displaced by a plant closing. Supporters of plant closing resolutions argue management should be more sensitive to employees both during the decision on closing a plant and in efforts at relocation. Companies generally respond that they already have programs to accommodate displaced workers. In addition, federal law now requires 60 days’ advance notice of a major plant closing or layoff and a number of states also have applicable regulations.

93.	Reimbursement of Shareholder Proposal Expenses (SHP)	Against

These shareholder proposals would require companies to reimburse the expenses of shareholders who submit proposals that receive a majority of votes cast. We generally vote against these proposals.

94.	Report on Pay Disparity (SHP)	Case-by-case

A report on pay disparity compares the total compensation of a company’s executive officers with that of the company’s lowest paid workers, including statistics and rationale pertaining to changes in the size of the gap, information on whether executive compensation is “excessive”, and information on whether greater oversight is needed over certain aspects of the company’s compensation policies.

Proponents may note that executive compensation, in general, and the gap between executive compensation and the pay of a company’s lowest paid employees, has grown significantly in recent years. They may also note that the gap between executive salary and the wage of the average employee at the company is significantly higher.

95.	Report on Water Pollution Prevention Measures (SHP)	For

We will generally support proposals requesting a company report to shareholders on measures taken by the company to prevent runoff, wastewater and other forms of water pollution from the company’s own (and its contractors’) facilities, taking into account national legislation and practicality.

96.	Report on Workplace Diversity and/or Employment Policies (SHP)	For

Equal employment may refer to the right to be free from discrimination based on race, gender, sexual orientation, national origin, age or disability in the work force. Resolutions generally ask companies to report progress in complying with affirmative action laws. In assessing these proposals, we carefully consider any policies that are already in place at the company. However, we will also assure the practicality of such proposals.

97.	Reporting Political Contributions; Lobbying Expenses (SHP)	For

We generally vote in favor of proposals requesting increased disclosure of political contributions and lobbying expenses. By requiring reports to shareholders, proponents of these shareholder resolutions contend investors can help police wrongdoings in the political system and better evaluate the use of company resources. Critics of these proposals contend that reformers overstate the problem and that a company should play an active role in expressing its opinion about relevant legislation.

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98. Submit Political Spending Program to Shareholder Advisory Vote (SHP)	Against

We generally vote against shareholder proposals requiring the board of directors to adopt a policy to provide shareholders with the opportunity to ratify a company’s political spending program. We believe such proposals are overly intrusive on management’s discretion.

99. Sustainability Report (SHP)	For

We generally support shareholder proposals calling for a sustainability report while taking into account the current reporting policies of the company as they relate to sustainability and whether having a report provides added benefits to shareholders.

Sustainability is a business model that requires companies to balance the needs and interests of various stakeholders while concurrently sustaining their business, communities and the environment for future generations. Although many argue that the sustainable development concept is constantly evolving, core issues continue to revolve around ensuring the rights of future generations, adopting a long-term approach to business problems and strengthening the connections between the environment, society and the economy. This “triple bottom line” can be used as a framework for measuring and reporting corporate performance against economic, social and environmental parameters. However, the term can also encompass a set of values, issues and practices that companies must address in order to minimize harm, while simultaneously creating economic, social and environmental value. We evaluate these proposals on a case-by-case basis.

Proponents of these proposals argue that investors are justified in seeking additional disclosure on companies’ social and environmental performance because they affect shareholder value. Opponents argue that companies already include much of the information contained in a sustainability report in workplace policies and/or codes of ethics and post this information on their websites; supporting these proposals would therefore be unduly burdensome.

100. The CERES Principles (SHP)	Case-by-case

Many environmental proposals include a recommendation that companies adopt and report their compliance with the Coalition of Environmentally Responsible Economies (the “CERES” Principles). The CERES Principles are a set of ten principles committing the company to environmental improvement. Proponents argue that endorsement of the CERES principles gives a company greater public credibility than standards created by industry or government regulation alone. Companies argue that implementing the CERES Principles only duplicates their current environmental policies and is unduly burdensome

101.	Tobacco (SHP)

Proposals relating to tobacco issues are wide-ranging. They include proposals to have a company issue warnings on the environmental risks of tobacco smoke and the risks of smoking-related diseases, as well as proposals to link executive compensation with reductions in teen smoking.

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a. End Production of Tobacco Products	Against

These proposals seek to phase-out all production, promotion and marketing of tobacco products by a specified date. Proponents argue that tobacco companies have acknowledged the serious health risks related to smoking cigarettes yet they continue to distribute them. When evaluating these resolutions, we must consider the company’s risks and liabilities associated with those lines of business, and evaluate the overall strategic business plans and how those plans will serve to maximize long-term shareholder value.

Because phasing out all tobacco-related operations by a tobacco company is very likely to result in the end of the company, which clearly is not in the best interests of shareholders, we will generally oppose these proposals.

b. Spin-off Tobacco-related Business	Case-by-case

The motivation for these proposals is generally in line with what we have described immediately above — proponents seek for the subject company to phase-out all production, promotion and marketing of tobacco products by a specified date, citing health risks and tobacco companies’ systemic failure to honestly inform the public about these health risks until recently. The key difference is that, unlike the above type of proposal, which would be put to a company that derives most, if not all, of its revenues from tobacco-related operations, a spin-off proposal would request that a company that derives only a portion (often a substantial portion) of its revenues from tobacco-related operations spin-off its tobacco-related operating segment / subsidiary.

When evaluating resolutions requesting a company divest itself from one or more lines of business, we must consider the company’s risks and liabilities associated with those lines of business, evaluate the overall strategic business plans and determine how those plans will serve to maximize long-term shareholder value

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4.	Conflicts of Interest

4.1	Introduction

As a fiduciary, we always must act in our clients’ best interests. We strive to avoid even the appearance of a conflict that may compromise the trust our clients have placed in us, and we insist on strict adherence to fiduciary standards and compliance with all applicable federal and state securities laws. We have adopted a comprehensive Code of Business Conduct and Ethics (“Code”) to help us meet these obligations. As part of this responsibility and as expressed throughout the Code, we place the interests of our clients first and attempt to avoid any perceived or actual conflicts of interest.

We recognize that there may be a potential material conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage, or we administer, who distributes AllianceBernstein-sponsored mutual funds, or with whom we or an employee has another business or personal relationship that may affect how we vote on the issuer’s proxy. Similarly, we may have a potential material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. In order to avoid any perceived or actual conflict of interest, the procedures set forth below in sections 3.2 through 3.7 have been established for use when we encounter a potential conflict to ensure that our voting decisions are based on our clients’ best interests and are not the product of a conflict.

4.2	Adherence to Stated Proxy Voting Policies

Votes generally are cast in accordance with this policy3. In situations where our policy is case-by-case, this Manual often provides criteria that will guide our decision. In situations where our policy on a particular issue is case-by-case and the vote cannot be clearly decided by an application of our stated policy, a member of the Proxy Committee or his/her designee will make the voting decision in accordance with the basic principle of our policy to vote proxies with the intention of maximizing the value of the securities in our client accounts. In these situations, the voting rationale must be documented either on the voting platform of ISS, by retaining relevant emails or another appropriate method. Where appropriate, the views of investment professionals are considered. All votes cast contrary to our stated voting policy on specific issues must be documented. On an annual basis, the Proxy Committee will receive a report of all such votes so as to confirm adherence of the policy.

4.3	Disclosure of Conflicts

When considering a proxy proposal, members of the Proxy Committee or investment professionals involved in the decision-making process must disclose to the Proxy Committee any potential conflict (including personal relationships) of which they are aware and any substantive contact that they have had with any interested outside party (including the issuer or shareholder group sponsoring a proposal) regarding the proposal. Any previously unknown conflict will be recorded on the Potential Conflicts List (discussed below). If a member of the Proxy Committee has a conflict of interest, he or she must also remove himself or herself from the decision-making process.

[3]	From time to time a client may request that we vote their proxies consistent with AFL-CIO guidelines or the policy of the National Association of Pension Funds. In those situations, AllianceBernstein reserves the right to depart from those policies if we believe it to be in the client’s best interests.

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4.4	Potential Conflicts List

No less frequently than annually, a list of companies and organizations whose proxies may pose potential conflicts of interest is compiled by the Legal and Compliance Department (the “Potential Conflicts List”). The Potential Conflicts List includes:

•	Publicly-traded Clients from the Russell 3000 Index, the Morgan Stanley Capital International (“MSCI”) Europe Australia Far East Index (MSCI EAFE), the MSCI Canada Index and the MSCI Emerging Markets Index;

•	Publicly-traded companies that distribute AllianceBernstein mutual funds;

•	Bernstein private clients who are directors, officers or 10% shareholders of publicly traded companies;

•	Clients who sponsor, publicly support or have material interest in a proposal upon which we will be eligible to vote;

•	Publicly-traded affiliated companies;

•	Companies where an employee of AllianceBernstein or AXA Financial has identified an interest;

•	Any other conflict of which a Proxy Committee member becomes aware[4].

We determine our votes for all meetings of companies on the Potential Conflicts List by applying the tests described in Section 3.6 below. We document all instances when the independent compliance officer determines our vote.

4.5	Determine Existence of Conflict of Interest

When we encounter a potential conflict of interest, we review our proposed vote using the following analysis to ensure our voting decision does not generate a conflict of interest:

•	If our proposed vote is consistent with our Proxy Voting Policy, no further review is necessary.

•	If our proposed vote is contrary to our Proxy Voting Policy and our client’s position on the proposal, no further review is necessary.

•	If our proposed vote is contrary to our Proxy Voting Policy or is not covered herein, is consistent with our client’s position, and is also consistent with the views of ISS, no further review is necessary.

•	If our proposed vote is contrary to our Proxy Voting Policy or is not covered herein, is consistent with our client’s position and is contrary to the views of ISS, the vote will be presented to an independent compliance officer (“ICO”). The ICO will determine whether the proposed vote is reasonable. If the ICO cannot determine that the proposed vote is reasonable, the ICO may instruct AllianceBernstein to refer the votes back to the client(s) or take other actions as the ICO deems appropriate. The ICO’s review will be documented using a Proxy Voting Conflict of Interest Form (a copy of which is attached hereto).

4.6	Review of Third Party Research Service Conflicts of Interest

We consider the research of ISS, so the Proxy Committee takes reasonable steps to verify that ISS is, in fact, independent based on all of the relevant facts and circumstances. This includes reviewing ISS’s conflict management procedures on an annual basis. When reviewing these conflict management procedures, we will consider, among other things, whether ISS (i) has the capacity and competency to adequately analyze proxy issues; and (ii) can offer research in an impartial manner and in the best interests of our clients.

[4]	The Proxy Committee must notify the Legal and Compliance Department promptly of any previously unknown conflict.

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4.7	Confidential Voting

It is AllianceBernstein’s policy to support confidentiality before the actual vote has been cast. Employees are prohibited from revealing how we intend to vote except to (i) members of the Proxy Committee; (ii) Portfolio managers that hold the security in their managed accounts; (iii) the Research Analyst(s) who cover(s) the security; and (iv) clients, upon request, for the securities held in their portfolio. Once the votes have been cast, they are made public in accordance with mutual fund proxy vote disclosures required by the U.S. Securities and Exchange Commission (“SEC”), and we generally post all votes to our public website the quarter after the vote has been cast.

We may participate in proxy surveys conducted by shareholder groups or consultants so long as such participation does not compromise our confidential voting policy. Specifically, prior to our required SEC disclosures each year, we may respond to surveys asking about our proxy voting policies, but not any specific votes. After our mutual fund proxy vote disclosures required by the SEC each year have been made public and/or votes have been posted to our public website, we may respond to surveys that cover specific votes in addition to our voting policies.

On occasion, clients for whom we do not have proxy voting authority may ask us for advice on proxy votes that they cast. A member of the Proxy Committee or a Proxy Manager may offer such advice subject to an understanding with the client that the advice shall remain confidential.

Any substantive contact regarding proxy issues from the issuer, the issuer’s agent or a shareholder group sponsoring a proposal must be reported to the Proxy Committee if such contact was material to a decision to vote contrary to this Policy. Routine administrative inquiries from proxy solicitors need not be reported.

4.8	A Note Regarding AllianceBernstein’s Structure

AllianceBernstein and AllianceBernstein Holding L.P. (“AB Holding”) are Delaware limited partnerships. As limited partnerships, neither company is required to produce an annual proxy statement or hold an annual shareholder meeting. In addition, the general partner of AllianceBernstein and AB Holding, AllianceBernstein Corporation, is a wholly-owned subsidiary of AXA, a French holding company for an international group of insurance and related financial services companies.

As a result, most of the positions we express in this Proxy Voting Policy are inapplicable to our business. For example, although units in AB Holding are publicly traded on the New York Stock Exchange (“NYSE”), the NYSE Listed Company Manual exempts limited partnerships and controlled companies from compliance with various listing requirements, including the requirement that our board have a majority of independent directors.

5.	Voting Transparency

We publish our voting records on our website quarterly, 30 days after the end of the previous quarter. Many clients have requested that we provide them with periodic reports on how we voted their proxies. Clients may obtain information about how we voted proxies on their behalf by contacting their Advisor. Alternatively, clients may make a written request to the Chief Compliance Officer.

6.	Recordkeeping

All of the records referenced below will be kept in an easily accessible place for at least the length of time required by local regulation and custom, and, if such local regulation requires that records are kept for less than five years from the end of the fiscal year during which the last entry was made on such record, we will follow the U.S. rule of five years. We maintain the vast majority of these records electronically. We will keep paper records, if any, in one of our offices for at least two years.

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6.1	Proxy Voting Policy

The Proxy Voting Policy shall be maintained in the Legal and Compliance Department and posted on our company intranet and the AllianceBernstein website.

6.2	Proxy Statements Received Regarding Client Securities

For U.S. Securities5, AllianceBernstein relies on the SEC to maintain copies of each proxy statement we receive regarding client securities. For Non-U.S. Securities, we rely on ISS, our proxy voting agent, to retain such proxy statements.

6.3	Records of Votes Cast on Behalf of Clients

Records of votes cast by AllianceBernstein are retained electronically by our proxy voting agent, ISS.

6.4	Records of Clients Requests for Proxy Voting Information

Copies of written requests from clients for information on how AllianceBernstein voted their proxies shall be maintained by the Legal and Compliance Department. Responses to written and oral requests for information on how we voted clients’ proxies will be kept in the Client Group.

6.5	Documents Prepared by AllianceBernstein that are Material to Voting Decisions

The Proxy Committee is responsible for maintaining documents prepared by the Committee or any AllianceBernstein employee that were material to a voting decision. Therefore, where an investment professional’s opinion is essential to the voting decision, the recommendation from investment professionals must be made in writing to the Proxy Manager.

7.	Proxy Voting Procedures

7.1	Vote Administration

In an effort to increase the efficiency of voting proxies, AllianceBernstein uses ISS to act as its voting agent for our clients’ holdings globally.

Issuers initially send proxy information to the custodians of our client accounts. We instruct these custodian banks to direct proxy related materials to ISS’s offices. ISS provides us with research related to each resolution. A Proxy Manager reviews the ballots via ISS’s web platform, ProxyExchange (For separately managed account programs, Proxy Managers use Broadridge’s ProxyEdge platform.). Using ProxyExchange (or ProxyEdge), the Proxy Manager submits our voting decision. ISS (or Broadridge) then returns the proxy ballot forms to the designated returnee for tabulation. Clients may request that, when voting their proxies, we utilize an ISS recommendation or ISS’s Taft-Hartley Voting Policy.

If necessary, any paper ballots we receive will be voted online using ProxyVote or via mail or fax.

7.2	Share blocking

Proxy voting in certain countries requires “share blocking.” Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (usually one week) with a designated depositary.

[5]	U.S. securities are defined as securities of issuers required to make reports pursuant to §12 of the Securities Exchange Act of 1934. Non-U.S. securities are defined as all other securities.

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During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients’ custodian banks. We may determine that the value of exercising the vote is outweighed by the detriment of not being able to sell the shares during this period. In cases where we want to retain the ability to trade shares, we may abstain from voting those shares.

We seek to vote all proxies for securities held in client accounts for which we have proxy voting authority. However, in some markets administrative issues beyond our control may sometimes prevent us from voting such proxies. For example, we may receive meeting notices after the cut-off date for voting or without enough time to fully consider the proxy. Similarly, proxy materials for some issuers may not contain disclosure sufficient to arrive at a voting decision, in which cases we may abstain from voting. Some markets outside the U.S. require periodic renewals of powers of attorney that local agents must have from our clients prior to implementing our voting instructions.

7.3	Loaned Securities

Many of our clients have entered into securities lending arrangements with agent lenders to generate additional revenue. We will not be able to vote securities that are on loan under these types of arrangements. However, under rare circumstances, for voting issues that may have a significant impact on the investment, we may request that clients or custodians recall securities that are on loan if we determine that the benefit of voting outweighs the costs and lost revenue to the client or fund and the administrative burden of retrieving the securities.

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EXHIBIT

PROXY COMMITTEE MEMBERS

EXHIBIT

PROXY VOTING GUIDELINE SUMMARY

Shareholder Proposal		For	Against	Case-by- Case
Board and Director Proposals

	Changes in Board Structure and Amending the Articles of Incorporation	✓

	Classified Boards		✓

	Director Liability and Indemnification			✓

✓	Disclose CEO Succession Plan	✓

	Election of Directors	✓

	Controlled Company Exemption			✓

	Voting for Director Nominees in a Contested Election			✓

✓	Establish Additional Board Committees			✓

✓	Independent Lead Director	✓

✓	Limit Term of Directorship; Establish Mandatory Retirement Age			✓

✓	Majority of Independent Directors	✓

✓	Majority of Independent Directors on Key Committees	✓

✓	Majority Votes for Directors	✓

✓	Prohibit CEOs from Serving on Compensation Committees		✓

✓	Removal of Directors Without Cause	✓

✓	Require Independent Board Chairman			✓

✓	Require Two Candidates for Each Board Seat		✓

✓	Stock Ownership Requirement		✓

Compensation Proposals

✓	Accelerated Vesting of Equity Compensation Awards-Change of Control			✓

✓	Adopt Form of Employment Contract			✓

✓	Adopt Policies to Prohibit any Death Benefits to Senior Executives		✓

✓	Advisory Vote to Ratify Directors’ Compensation			✓

Shareholder Proposal		For	Against	Case-by- Case
✓	Amend Executive Compensation Plan tied to Performance (Bonus Banking)		✓

	Approve Remuneration for Directors and Auditors			✓

	Approve Remuneration Reports			✓

	Approve Retirement Bonuses for Directors (Japan and South Korea)			✓

	Approve Special Payments to Continuing Directors and Auditors (Japan)			✓

✓	Disclose Executive and Director Pay			✓

✓	Exclude Pension Income from Performance-based Compensation	✓

	Executive and Employee Compensation Plans			✓

✓	Limit Dividend Payments to Executives		✓

✓	Limit Executive Pay			✓

✓	Mandatory Holding Periods		✓

✓	Pay Directors Only in Stock		✓

✓	Performance-based Stock Option Plans			✓

✓	Prohibit Relocation Benefits to Senior Executives		✓

✓	Recovery of Performance-based Compensation	✓

✓	Single Trigger Change-in-Control Agreements			✓

✓	Submit Golden Parachutes / Severance Plans to a Shareholder Vote			✓

✓	Submit Golden Parachutes / Severance Plans to a Shareholder Vote prior to their being Negotiated by Management			✓

✓	Submit Option Re-pricing to a Shareholder Vote	✓

✓	Submit Survivor Benefit Compensation Plans to a Shareholder Vote	✓

Capital Changes and Anti-Take Over Proposals

✓	Amend Exclusive Forum Bylaw		✓

	Amend Net Operating Loss (“NOL”) Rights Plans	✓

	Authorize Share Repurchase	✓

	Blank Check Preferred Stock		✓

	Corporate Restructurings, Merger Proposals and Spin-offs			✓

Shareholder Proposal		For	Against	Case-by- Case
	Elimination of Preemptive Rights			✓

✓	Expensing Stock Options	✓

	Fair Price Provisions			✓

	Increase Authorized Common Stock			✓

	Issuance of Equity without Preemptive Rights	✓

	Issuance of Stock with Unequal Voting Rights			✓

	Net Long Position Requirement	✓

✓	Opt Out of State Anti-takeover Law (US)			✓

	Reincorporation			✓

✓	Reincorporation to Another jurisdiction to Permit Majority Voting or Other Changes in Corporate Governance			✓

	Stock Splits	✓

✓	Submit Company’s Shareholder Rights Plan to a Shareholder Vote	✓

	Transferrable Stock Options			✓

Auditor Proposals

	Appointment of Auditors	✓

	Approval of Financial Statements	✓

	Approval of Internal Statutory Auditors	✓

✓	Limit Compensation Consultant Services		✓

	Limitation of Liability of External Statutory Auditors (Japan)			✓

✓	Separating Auditors and Consultants			✓

Shareholder Access & Voting Proposals

✓	A Shareholder’s Right to Call Special Meetings			✓

✓	Adopt Cumulative Voting			✓

✓	Adopt Cumulative Voting in Dual Shareholder Class Structures	✓

✓	Early Disclosure of Voting Results		✓

✓	Implement Confidential Voting	✓

Shareholder Proposal		For	Against	Case-by- Case
	Limiting a Shareholder’s Right to Call Special Meetings		✓

✓	Permit a Shareholder’s Right to Act by Written Consent	✓

✓	Proxy Access for Annual Meetings	✓

	Reduce Meeting Notification from 21 Days to 14 Days (U.K.)	✓

✓	Rotation of Locale for Annual Meeting		✓

✓	Shareholder Proponent Engagement Process	✓

	Supermajority Vote Requirements		✓

Environmental & Social, Disclosure Proposals

✓	Adopt a Special Corporate Policy for SEC Rule 1b5-1 and Other Trading Plans		✓

✓	Adopt Guidelines for Country Selection			✓

✓	Amend EEO Statement to Include a Reference to Sexual Orientation	✓

✓	Animal Testing			✓

✓	Anti-Greenmail Proposal	✓

✓	Charitable Contributions			✓

✓	Genetically Altered or Engineered Food			✓

✓	Global Labor Standards	✓

✓	Global Warming; Reduction of Greenhouse Gas Emissions			✓

✓	Implement the MacBride Principles (Northern Ireland)			✓

✓	Include Sustainability as a Performance Measure			✓

✓	Military Issues			✓

✓	Nuclear Waste Disposal			✓

	Other Business		✓

✓	Pharmaceutical Pricing			✓

✓	Plant Closings			✓

✓	Reimbursement of Shareholder Proposal Expenses		✓

✓	Report on Collateral in Derivatives Trading		✓

Shareholder Proposal		For	Against	Case-by- Case
✓	Report on Pay Disparity			✓

✓	Report on Water Pollution Prevention Measures	✓

✓	Report on Workplace Diversity and/or Employment Policies	✓

✓	Reporting Political Contributions; Lobbying Expenses	✓

✓	Submit Political Spending Program to Shareholder Advisory Vote		✓

✓	Sustainability Report	✓

✓	The CERES Principles			✓

Tobacco

✓	End Production of Tobacco Products		✓

✓	Spin-off Tobacco-related Business			✓

EXHIBIT

PROXY VOTING CONFLICT OF INTEREST FORM

Name of Security	Date of Shareholder Meeting

Short description of the conflict (client, mutual fund distributor, etc.):

1.	Is our proposed vote on all issues consistent with our stated proxy voting policy?

☐ Yes ☐ No	If yes, stop here and sign below as no further review is necessary.

2.	Is our proposed vote contrary to our client’s position?

☐ Yes ☐ No	If yes, stop here and sign below as no further review is necessary.

3.	Is our proposed vote consistent with the views of Institutional Shareholder Services?

☐ Yes ☐ No	If yes, stop here and sign below as no further review is necessary.

Please attach a memo containing the following information and documentation supporting the proxy voting decision:

☐	A list of the issue(s) where our proposed vote is contrary to our stated policy (director election, cumulative voting, equity compensation plan, etc.

☐	A description of any substantive contact with any interested outside party and a proxy voting committee or an AllianceBernstein investment professional that was material to our voting decision. Please include date, attendees, titles, organization they represent and topics discussed. If there was no such contact, please note as such.

☐	If the Independent Compliance Officer has NOT determined that the proposed vote is reasonable, please explain and indicate what action has been, or will be taken.

Independent Compliance Officer Approval (if necessary. Email approval is acceptable.): I hereby confirm that the proxy voting decision referenced on this form is reasonable.	Prepared by:
Print Name: ( )
Phillip Kirstein Date:	Date:

Please return this completed form and all supporting documentation to the Conflicts Officer in the Legal and Compliance Department and keep a copy for your records.

EXHIBIT

STATEMENT OF POLICY REGARDING RESPONSIBLE INVESTMENT

Principles for Responsible Investment,

ESG, and Socially Responsible Investment

1.	Introduction

AllianceBernstein L.P. (“AllianceBernstein” or “we”) is appointed by our clients as an investment manager with a fiduciary responsibility to help them achieve their investment objectives over the long term. Generally, our clients’ objective is to maximize the financial return of their portfolios within appropriate risk parameters. AllianceBernstein has long recognized that environmental, social and governance (“ESG”) issues can impact the performance of investment portfolios. Accordingly, we have sought to integrate ESG factors into our investment process to the extent that the integration of such factors is consistent with our fiduciary duty to help our clients achieve their investment objectives and protect their economic interests.

Our policy draws a distinction between how the Principles for Responsible Investment (“PRI” or “Principles”), and Socially Responsible Investing (“SRI”) incorporate ESG factors. PRI is based on the premise that, because ESG issues can affect investment performance, appropriate consideration of ESG issues and engagement regarding them is firmly within the bounds of a mainstream investment manager’s fiduciary duties to its clients. Furthermore, PRI is intended to be applied only in ways that are consistent with those mainstream fiduciary duties.

SRI, which refers to a spectrum of investment strategies that seek to integrate ethical, moral, sustainability and other non-financial factors into the investment process, generally involves exclusion and/or divestment, as well as investment guidelines that restrict investments. AllianceBernstein may accept such guideline restrictions upon client request.

2.	Approach to ESG

Our long-standing policy has been to include ESG factors in our extensive fundamental research and consider them carefully when we believe they are material to our forecasts and investment decisions. If we determine that these aspects of an issuer’s past, current or anticipated behavior are material to its future expected returns, we address these concerns in our forecasts, research reviews, investment decisions and engagement. In addition, we have well-developed proxy voting policies that incorporate ESG issues and engagement.

3.	Commitment to the PRI

In recent years, we have gained greater clarity on how the PRI initiative, based on information from PRI Advisory Council members and from other signatories, provides a framework for incorporating ESG factors into investment research and decision-making. Furthermore, our industry has become, over time, more aware of the importance of ESG factors. We acknowledge these developments and seek to refine what has been our process in this area.

After careful consideration, we determined that becoming a PRI signatory would enhance our current ESG practices and align with our fiduciary duties to our clients as a mainstream investment manager. Accordingly, we became a signatory, effective November 1, 2011.

In signing the PRI, AllianceBernstein as an investment manager publicly commits to adopt and implement all six Principles, where consistent with our fiduciary responsibilities, and to make progress over time on implementation of the Principles.

The six Principles are:

1. We will incorporate ESG issues into investment research and decision-making processes.

AllianceBernstein Examples: ESG issues are included in the research analysis process. In some cases, external service providers of ESG-related tools are utilized; we have conducted proxy voting training and will have continued and expanded training for investment professionals to incorporate ESG issues into investment analysis and decision-making processes across our firm.

2. We will be active owners and incorporate ESG issues into our ownership policies and practices.

AllianceBernstein Examples: We are active owners through our proxy voting process (for additional information, please refer to our Statement of Policies and Procedures for Proxy Voting Manual); we engage issuers on ESG matters in our investment research process (we define “engagement” as discussions with management about ESG issues when they are, or we believe they are reasonably likely to become, material).

3. We will seek appropriate disclosure on ESG issues by the entities in which we invest.

AllianceBernstein Examples: Generally, we support transparency regarding ESG issues when we conclude the disclosure is reasonable. Similarly, in proxy voting, we will support shareholder initiatives and resolutions promoting ESG disclosure when we conclude the disclosure is reasonable.

4. We will promote acceptance and implementation of the Principles within the investment industry.

AllianceBernstein Examples: By signing the PRI, we have taken an important first step in promoting acceptance and implementation of the six Principles within our industry.

5. We will work together to enhance our effectiveness in implementing the Principles.

AllianceBernstein Examples: We will engage with clients and participate in forums with other PRI signatories to better understand how the PRI are applied in our respective businesses. As a PRI signatory, we have access to information, tools and other signatories to help ensure that we are effective in our endeavors to implement the PRI.

6. We will report on our activities and progress towards implementing the Principles.

AllianceBernstein Examples: We will respond to the 2012 PRI questionnaire and disclose PRI scores from the questionnaire in response to inquiries from clients and in requests for proposals; we will provide examples as requested concerning active ownership activities (voting, engagement or policy dialogue).

4.	RI Committee

Our firm’s RI Committee provides AllianceBernstein stakeholders, including employees, clients, prospects, consultants and service providers alike, with a resource within our firm on which they can rely for information regarding our approach to ESG issues and how those issues are incorporated in different ways by the PRI and SRI. Additionally, the RI Committee is responsible for assisting AllianceBernstein personnel to further implement our firm’s RI policies and practices, and, over time, to make progress on implementing all six Principles.

The RI Committee has a diverse membership, including senior representatives from investments, distribution/sales and legal. The Committee is chaired by Linda Giuliano, Senior Vice President and Chief Administrative Officer-Equities.

If you have questions or desire additional information about this Policy, we encourage you to contact the RI Committee at RIinquiries@alliancebernstein.com or reach out to a Committee member:

Artisan Partners Proxy Voting Policy

1.	Introduction.

As a fiduciary, Artisan Partners Limited Partnership exercises its responsibility, if any, to vote its clients’ securities in a manner that, in the judgment of Artisan Partners, is in the clients’ economic best interests as shareholders. In accordance with that fiduciary obligation and Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended, Artisan Partners has established the following proxy voting policy.

2.	Responsibility for Voting.

Artisan Partners Limited Partnership shall vote proxies solicited by or with respect to the issuers of securities in which assets of a client portfolio are invested, unless: (i) the client is subject to the Employees Retirement Income Securities Act (“ERISA”) and the advisory agreement between Artisan Partners and the client expressly precludes the voting of proxies by Artisan Partners; (ii) the client is not subject to ERISA and the client otherwise instructs Artisan Partners; or (iii) Artisan Partners has responsibility for proxy voting and, in Artisan Partners’ judgment, the cost or disadvantages of voting the proxy would exceed the anticipated benefit to the client.

3.	Primary Consideration in Voting.

When Artisan Partners votes a client’s proxy with respect to a specific issuer, a client’s economic interest as a shareholder of that issuer is Artisan Partners’ primary consideration in determining how proxies should be voted. Except as otherwise specifically instructed by a client, Artisan Partners generally doesn’t take into account interests of other stakeholders of the issuer or interests the client may have in other capacities.

4.	Engagement of Service Provider.

Artisan Partners has engaged ISS (Institutional Shareholder Services) (“ISS”) to (i) make recommendations to Artisan Partners of proxy voting policies for adoption by Artisan Partners; (ii) perform research and make recommendations to Artisan Partners as to particular shareholder votes being solicited; (iii) perform the administrative tasks of receiving proxies and proxy statements, marking proxies as instructed by Artisan Partners and delivering those proxies; (iv) retain proxy voting records and information; and (v) report to Artisan Partners on its activities. In no circumstances shall ISS have the authority to vote proxies except in accordance with standing or specific instructions given to it by Artisan Partners. Artisan Partners retains final authority and fiduciary responsibility for the voting of proxies. If at any time Artisan Partners has engaged one or more other entities to perform the proxy administration and research services described above, all references to ISS in this policy shall be deemed to be references to those other entities. In addition to ISS, Artisan Partners has engaged a second service provider, Glass, Lewis & Co. (“GL”), to perform research and make recommendations to Artisan Partners as to particular shareholder votes being solicited.

Artisan Partners Limited Partnership	Proxy Voting Policy
Trading Operations Group
Revised: [07/17/2014]	Page 1

Proxy Voting Policy

5.	Voting Guidelines.

A.	Client Policy. If the client has a proxy voting policy that has been delivered to Artisan Partners, Artisan Partners shall vote proxies solicited by or with respect to the issuers of securities held in that client’s account in accordance with that policy.

B.	No Client Policy. If the client does not have or does not deliver a proxy voting policy to Artisan Partners, Artisan Partners shall vote proxies solicited by or with respect to the issuers of securities held in the client’s account in the manner that, in the judgment of Artisan Partners, is in the economic best interests of the client as a shareholder in accordance with the standards described in this Policy. When making proxy voting decisions, Artisan Partners generally adheres to the proxy voting guidelines set forth in Appendix A hereto (the “Guidelines”). The Guidelines set forth Artisan Partners’ proxy voting positions on recurring issues and criteria for addressing non-recurring issues. The Guidelines are based on Artisan Partners’ own research and analyses and the research and analyses provided by ISS. Artisan Partners believes the Guidelines, if followed, generally will result in the casting of votes in the economic best interests of clients as shareholders. The Guidelines will be reviewed from time to time by the Proxy Voting Committee, which Committee is further described below.

C.	Limitations on Exercising Right to Vote. In the following circumstances Artisan Partners will not vote a client’s proxy:

•	No Responsibility. In certain circumstances, a client may direct Artisan Partners not to vote on its behalf. If such a client is an ERISA plan, the advisory agreement must expressly preclude Artisan Partners from voting. In addition, Artisan Partners will not generally vote a client’s proxy after a client has terminated its advisory relationship with Artisan Partners.

•	Limited Value. Artisan Partners may abstain from voting the client’s proxy in those circumstances where it has concluded to do so would have no identifiable economic benefit to the client-shareholder, such as when the security is no longer held in the client’s portfolio or when the value of the portfolio holding is indeterminable or insignificant.

•	Unjustifiable Costs or Disadvantages. Artisan Partners may also abstain from voting the client’s proxy when the costs of or disadvantages resulting from voting, in Artisan Partners’ judgment, outweigh the economic benefits of voting. For example, in some non-U.S. jurisdictions, the sale of securities voted may be prohibited for some period of time, usually between the record and meeting dates (“share blocking”). Artisan Partners believes that the loss of investment flexibility resulting from share blocking generally outweighs the benefit to be gained by voting.

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Proxy Voting Policy

•	Securities Lending. Certain of Artisan Partners’ clients engage in securities lending programs under which shares of an issuer could be on loan while that issuer is conducting a proxy solicitation. As part of the securities lending program, if the securities are on loan at the record date, the client lending the security cannot vote that proxy. Because Artisan Partners generally is not aware of when a security may be on loan, it does not have an opportunity to recall the security prior to the record date. Therefore, in most cases, those shares will not be voted.

6.	Proxy Voting Committee.

Artisan Partners’ Proxy Voting Committee oversees the proxy voting process, reviews this Proxy Voting Policy at least annually, develops the Guidelines, grants authority to Proxy Administrators (as defined below) to perform administrative services relating to proxy voting and, with respect to Identified Issuers and Discretionary Votes (as described in the Guidelines) where there is an actual or potential conflict of interest, makes determinations as to the votes to be cast. The Proxy Voting Committee is comprised of the persons appointed by Artisan Partners from time to time, as such may be amended from time to time. Action by any two members of the Proxy Voting Committee shall constitute the action of the Committee. To minimize the possibility that members of the Proxy Voting Committee could have certain potential conflicts of interest, none of the members of the Proxy Voting Committee shall be responsible for servicing existing clients or soliciting new clients.

7.	Administration.

A.	Designation of Proxy Administrators. Members of the trading operations department of Artisan Partners, or such other persons as may be designated by the Proxy Voting Committee, shall serve as Proxy Administrators.

B.	Receipt and Recording of Proxy Information. The legal and compliance department is responsible for establishing in the records for each client whether the client has:

•	vested Artisan Partners with proxy voting authority or has reserved or delegated that responsibility to another designated person; and

•	adopted a proxy voting policy that Artisan Partners is required to follow.

Such information shall be provided to a Proxy Administrator each time Artisan Partners enters into an advisory agreement with a new client. The legal and compliance department also shall be responsible for notifying a Proxy Administrator any time a client amends its voting instructions or voting policy.

C.	Notification of Custodian and ISS. For each client account for which Artisan Partners has discretion to vote shareholder proxies, a member of the trading operations department or a Proxy Administrator shall notify the client’s custodian that all proxy materials and ballots shall be forwarded to ISS and shall notify ISS of those instructions.

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Proxy Voting Policy

D.	ISS Reports on Pending Proxy Solicitations. ISS publishes a periodic electronic report that identifies pending meetings and due dates for ballots. A Proxy Administrator shall review ISS’ reports as necessary, but no less frequently than weekly.

E.	Potential Conflicts of Interest. In certain circumstances, Artisan Partners may have a relationship with an issuer that could pose a conflict of interest when voting the shares of that issuer on behalf of clients. Artisan Partners will be deemed to have a potential conflict of interest when voting proxies if: (i) Artisan Partners manages assets for that issuer or an affiliate of the issuer and also recommends that its other clients invest in such issuer’s securities; (ii) a director, trustee or officer of the issuer or an affiliate of the issuer is a director of Artisan Partners Funds, Inc. or an employee of Artisan Partners; (iii) Artisan Partners is actively soliciting that issuer or an affiliate of the issuer as a client and the Proxy Administrator, member of the relevant investment team, or member of the Proxy Voting Committee who recommends, reviews or authorizes a vote has actual knowledge of such active solicitation; (iv) a director or executive officer of the issuer has a personal relationship with the Proxy Administrator, the member of the relevant investment team, or a member of the Proxy Voting Committee who recommends, reviews or authorizes the vote; or (v) another relationship or interest of Artisan Partners, or an employee of Artisan Partners, exists that may be affected by the outcome of the proxy vote and that the Proxy Voting Committee deems to be an actual or potential conflict for the purposes of this Proxy Voting Policy.

Each person who serves as a Proxy Administrator, is a member of an investment team that recommends votes or serves on the Proxy Voting Committee shall, on at least an annual basis, provide to Artisan Partners a list of any portfolio companies with or in which he or she has a relationship or could otherwise be deemed to have a conflict. Each such person shall also certify to Artisan Partners at least annually that he or she agrees to update such list promptly upon becoming aware of any relationship, interest or conflict other than what he or she originally disclosed.

Artisan Partners will maintain a list of all such issuers with whom it has deemed that it has a potential conflict voting proxies (the “Identified Issuers”), and provide such list to each Proxy Administrator.

Artisan Partners believes that application of the Guidelines to vote client proxies should, in most cases, adequately address any possible conflicts of interest since the Guidelines are pre-determined. However, in the event an actual or potential conflict of interest has been identified, the procedures described in 7.F. below will be followed.

F.	Voting Analysis. ISS and GL deliver information relating to their research on particular votes and their vote recommendations electronically to the Proxy Administrators. Each Proxy Administrator shall review the research and vote recommendations.

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Proxy Voting Policy

•	For all votes relating to routine or corporate administrative items (as identified in the Guidelines):

•	the Proxy Administrator shall confirm with ISS that the vote will be cast in accordance with the Guidelines.

•	For all other votes (identified as discretionary items in the Guidelines):

•	the Proxy Administrator shall contact the investment team(s) whose portfolios hold the subject security to ascertain the team’s recommendation with respect to the vote. If the vote pertains to an Identified Issuer, the Proxy Administrator will disclose the potential conflict to the investment team and ask whether the potential conflict has influenced the team’s voting recommendation. The Proxy Administrator will also notify the investment team(s) that the Proxy Committee will make a final voting recommendation, which may differ from the investment team’s recommendation.

•	The Proxy Administrator will complete the form attached hereto as Appendix B with the team’s recommended vote. The Proxy Administrator will forward a copy of that form to at least one member of the Proxy Voting Committee, who shall review the vote to evaluate whether the recommended vote appears to be the result of a conflict of interest. The member of the Proxy Voting Committee will consider the team’s recommended vote, any analysis available from ISS or GL and whether ISS or GL has a relationship with the issuer that could present a conflict of interest, the consistency of those recommendations with this Proxy Voting Policy and any identified conflict of interest.

•	In the absence of a conflict of interest, the Committee member will generally follow the team’s recommendation. If a conflict of interest is identified or the vote pertains to an Identified Issuer, the Committee member will convene a meeting of the Committee, which will determine the course of action that it believes would best serve the interests of Artisan Partners’ clients as shareholders.

•	If the Committee concludes that a voting recommendation was influenced by a conflict of interest, the committee may instruct the firm’s proxy voting administrator to vote proxies in accordance with the recommendations of ISS or GL, provided that such service provider provides research and analysis with respect to the issuer in question and the committee member has reason to believe the service provider is independent of the issuer. If neither ISS nor GL meets these requirements, the Committee shall consider what course of action will best serve the interests of Artisan Partners’ clients, consistent with Artisan Partners’ obligations under applicable proxy voting rules.

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Proxy Voting Policy

•	For votes of particular interest to an investment team:

•	from time to time, the investment team(s) whose portfolios hold the subject security may determine that following the Guidelines would not be in the economic best interests of Artisan Partners’ clients as shareholders; in which case, the team(s) shall notify a Proxy Administrator, who will then provide the members of the Proxy Voting Committee with a summary of the information relating to the relevant proxy proposal and the team’s recommended vote together with ISS’s and/or GL’s analyses. The Proxy Voting Committee shall consider the team’s recommended vote, any analysis available from ISS or GL and whether ISS or GL has a relationship with the issuer that could present a conflict of interest, the consistency of those recommendations with this Proxy Voting Policy and any identified conflict of interest and shall determine the vote to be cast, in accordance with the standards set forth in this Policy. In the absence of a conflict of interest, the Committee will generally follow the team’s recommendation.

In certain circumstances, ISS or GL may provide a recommendation with respect to a discretionary item for which no analysis or very limited analysis is provided. In such circumstances, the Proxy Administrator may request additional information from the provider and/or independently attempt to obtain additional information regarding the issuer in question. Any such additional information obtained will be provided to the relevant investment team. Regardless of the extent to which additional information is obtained, team recommendations shall be followed in accordance with and subject to the guidelines set forth above.

8.	Review of Votes Cast.

On a monthly basis, Artisan Partners monitors strategy votes to ensure ballots are processed on a consistent basis. On a quarterly basis, Artisan Partners engages in a vote reconciliation process for a representative account in each investment strategy managed by Artisan Partners. Artisan Partners determines whether proxy ballots for each meeting held during the quarter were voted in accordance with Artisan Partners’ voting instructions and this Proxy Voting Policy.

In some cases, particularly for clients participating in securities lending programs and clients in strategies with more active trading, a full reconciliation of votes cast and shares held is not possible. In addition, in some cases, ISS may not receive a ballot on behalf of a client from that client’s custodian due to error of the custodian or failure of the custodian to receive the information from the issuer. A full reconciliation of votes cast and shares held by those clients also is not possible. However, if a discrepancy is identified, Artisan Partners shall use reasonable efforts to determine the reasons for the discrepancy, and if such discrepancy is due to an administrative error of ISS, Artisan Partners shall work with ISS to minimize the risk of such errors in the future.

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Proxy Voting Policy

9.	Records and Reports.

A.	Reports. Artisan Partners shall make a summary of this Proxy Voting Policy available to clients on at least an annual basis. That summary may be contained in Artisan Partners’ Brochure. Artisan Partners shall also make the entire Proxy Voting Policy and Artisan Partners’ proxy voting records with respect to a client’s account available to that client or its representatives for review and discussion upon the client’s request or as may be required by applicable law. Artisan Partners generally will not disclose publicly its past votes, share amounts voted or held or how it intends to vote on behalf of a client account except as required by applicable law, but may disclose such information to a client who itself may decide or may be required to make public such information. Upon a request from a person other than a client for information on Artisan Partners’ proxy voting, Artisan Partners personnel will not disclose such information unless otherwise directed to do so by a client, in which case Artisan Partners personnel will direct the requesting party to the Proxy Administrator or a member of the Proxy Voting Committee who will handle the request.

B.	Records – Basis for Vote. Artisan Partners shall maintain a copy of any document generated by Artisan Partners or its agents that was integral to formulating the basis for a proxy voting decision or that memorializes the basis for a proxy voting decision including:

1.	For votes relating to routine or corporate administrative matters, the basis for each vote cast is reflected in the Guidelines and no additional documentation is required.

2.	For all other votes, including votes relating to discretionary items or Identified Issuers, Artisan Partners shall maintain records relating to the independent review of the Proxy Voting Committee, including a copy of any request for consideration of a vote by the Proxy Voting Committee and any other correspondence relating to recommendations made by an investment team member.

C.	Records – General. The following documents shall also be maintained by Artisan Partners or by ISS or another third party service provider, on behalf of Artisan Partners; provided that if such documents are maintained by ISS or a service provider of Artisan Partners, ISS or such third party shall undertake to provide Artisan Partners copies of such documents promptly upon Artisan Partners’ request:

1.	a copy of each proxy statement received, provided that no copy need be retained of a proxy statement found on the SEC’s EDGAR website;

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Proxy Voting Policy

2.	a record of each proxy vote cast, including the issuer, the number of shares voted, a description of the proposal, how the shares were voted and the date on which the proxy was returned;

3.	a copy of each written client request for Artisan Partners’ proxy voting record with respect to such client and a copy of any written response from Artisan Partner to such client for that record; and

4.	a copy of Artisan Partners’ Proxy Voting Policy, including the Guidelines.

D.	Records – Retention. All records kept under this Article 9 shall be retained no less than seven years, the first two years in an appropriate office of Artisan Partners, or, if instructed by a client, for such longer period as may be mutually agreed by Artisan Partners and such client.

10.	Attached Exhibits

Attached as exhibits are the following documents, including a specimen or specimens of forms in use as of the effective date of this policy, which may be updated from time to time.

Appendix A	Proxy Voting Guidelines

Appendix B	Proxy Voting Committee Review Form

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APPENDIX A

PROXY VOTING GUIDELINES

1

2

3

I.	BACKGROUND.

The following proxy voting guidelines (“Guidelines”) summarize Artisan Partners’ positions on various issues of concern to investors and give an indication of how portfolio securities generally will be voted on proposals dealing with particular issues. These Guidelines are based on Artisan Partners’ own research and analyses and the research and analyses provided by ISS.

The Guidelines, together with the Proxy Voting Policy, will be used for voting proxies on behalf of all of Artisan Partners’ clients for which Artisan Partners has voting authority. ISS is instructed to vote all proxies relating to portfolio securities in accordance with these Guidelines, except as otherwise instructed by Artisan Partners.

The Guidelines are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies are so varied, there may be instances when Artisan Partners votes differently than indicated in the Guidelines. Artisan Partners’ investment teams are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders, and notifying the Proxy Administrator of circumstances where the interests of clients may warrant a vote contrary to the Guidelines. In such instances, the investment team member may submit a recommendation to the Proxy Administrator in accordance with the procedures outlined in the Proxy Voting Policy.

In addition, due to the varying regulations, customs and practices of non-U.S. countries, Artisan Partners may vote contrary to the Guidelines in circumstances where following the Guidelines would be inconsistent with local regulations, customs or practices.

II.	GENERAL GUIDELINES.

A.	Reliance on Information Provided by and Due Diligence of ISS. Artisan Partners may rely on the information provided by and due diligence efforts of ISS in determining whether to vote for or against a particular matter, provided that the Proxy Administrator, the member of the relevant investment team, or the members of the Proxy Voting Committee who recommend, review or authorize the vote does not have actual knowledge that the information provided by ISS is incorrect.

B.

Non-U.S. Securities. In some non-U.S. jurisdictions, the sale of securities voted may be prohibited for some period of time, usually between the record and meeting dates (“share blocking”). Artisan Partners believes that the loss of investment flexibility resulting from share blocking generally outweighs the benefit to be gained by voting. Artisan Partners (or ISS on behalf of Artisan Partners) maintains a list of jurisdictions in which share blocking occurs. In such jurisdictions, there may be circumstances in which the specific securities voted might not in fact be subject to share blocking. However, because of the complexity and variety of share blocking restrictions in the various jurisdictions in which shares are held, Artisan Partners generally does not vote proxies in those jurisdictions unless a client’s proxy voting policy specifically requires other action. In some jurisdictions, a sub-custodian bank

(record holder) may not have the power to vote shares, or may not receive ballots in a timely fashion, unless the client has fulfilled certain administrative requirements (for example, providing a power of attorney to the local sub-custodian), which may be imposed a single time or may be periodic. Artisan Partners does not have the ability to vote shares held in a client’s account unless the client, in conjunction with the client’s custodian, has fulfilled these requirements.

C.	Securities Lending. Certain of Artisan Partners’ clients engage in securities lending programs under which a client’s shares of an issuer could be on loan while that issuer is conducting a proxy solicitation. As part of the securities lending program, if the securities are on loan at the record date, the client lending the security cannot vote that proxy. Because Artisan Partners generally is not aware of when a security may be on loan, it does not have an opportunity to ask the client to recall the security prior to the record date. In addition, in some circumstances, a client may determine that recalling the security to vote is not in its best interest and may not be willing to do so. Therefore, in most cases, those shares will not be voted.

D.	Securities Not Acquired by Artisan Partners. From time to time, Artisan Partners’ client accounts may hold securities not specifically acquired for such accounts by Artisan Partners. Such securities are typically received through corporate or other actions, transfers in of securities acquired by other managers, or through clients’ investments in short-term investment funds for cash management purposes. When Artisan Partners receives proxies relating to such securities, it will vote in accordance with the recommendations of ISS.

E.	Consideration of Relevant Factors. These Guidelines below may provide examples of factors to be considered in determining how to vote on certain issues. These factors should not be considered exclusive or exhaustive. The Proxy Committee shall consider such factors as it considers to be appropriate in light of the circumstances.

III.	ROUTINE AND CORPORATE ADMINISTRATIVE ITEMS

A.	Operational Items.

1.	Adjourn Meeting. Vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal. Circumstances in which an adjournment is sought to provide management with additional time during which to seek shareholder approval of a proposal of which Artisan Partners is in favor shall be deemed to be a compelling reason to support such proposals.

2.	Amend Quorum Requirements. Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

3.	Minor Amendment to Charter or Bylaws. Vote FOR bylaw or charter changes that are housekeeping or administrative in nature (updates or corrections) or changes required by or to conform to applicable law or requirements of national exchanges or other regulatory organizations.

4.	Change Company Name. Vote FOR proposals to change the corporate name.

5.	Change in Principal Place of Business or Registered Office. Vote FOR proposals to change principal place of business or registered office, unless the proposal appears unreasonable or would cause a change in the state or country of incorporation. Also, vote FOR proposals to grant authorization to the board of directors to amend organizational documents in connection with such change.

6.	Change Date, Time, or Location of Annual Meeting. Vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable. Vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

7.	Electronic Meetings of Shareholders. Vote FOR management proposals to hold shareholder meetings using audio and video transmission (including live webcasts), unless the proposed alternative appears unreasonable in light of the circumstances.

8.	Ratify Auditors. Vote FOR management proposals to ratify the selection of auditors, unless:

•	An auditor has a significant professional or personal relationship with the issuer that compromises the firm’s independence, including whether the amount of consulting or related services provided by the auditor to the issuer or the fees paid for non-audit services are excessive;

•	There is reason to believe the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position; or

•	Serious concerns about accounting practices are identified such as fraud, misapplication of GAAP, and material weaknesses identified in Section 404 disclosures.

9.	Authorize Board to Fix Remuneration of Auditors. Vote FOR proposals to authorize the board to fix the remuneration of auditors unless the firm does not vote in favor of the proposal to ratify the selection of those auditors or would not have done so had a proposal to ratify the selection of those auditors been made.

10.	Confidential Voting. Vote FOR proposals to adopt confidential voting, use independent vote tabulators and use independent inspectors of election.

11.	Submission of Financial Statements and Statutory Reports. Vote FOR the adoption or approval of routine submissions of an issuer’s annual financial statements and statutory reports.

12.	Dividend Distributions and Profit Distribution/Allocation Plans. Vote FOR routine submissions of an issuer’s cash or stock dividend payout and profit distribution/allocation plans (including dividend capitalization or share capital reduction plans accompanied by cash distributions), assuming pro rata payout or distribution to all shareholders. Also, vote FOR ratification of board actions taken with respect to such dividend payouts and profit distribution/allocation plans.

13.	Transact Other Business or Grant a Blank Proxy. Vote AGAINST proposals to approve other business when it appears as a voting item or to give proxy authority to a specified person to vote, at that person’s discretion, on any item that has yet to be raised and/or about which no information has been disclosed.

14.	Electronic Communications to Shareholders. Vote FOR proposals to allow for delivery of notices and various corporate documents (such as prospectuses and annual reports, for example) to shareholders via electronic means to the extent shareholders are given the right to request hard copies of such notices and documents. Also, vote FOR proposals to grant authorization to the board of directors to amend organizational documents permitting such electronic communications to shareholders.

15.	Re-Registration of Shares. Vote AGAINST proposals to re-register shares in share blocking markets. Vote FOR re-registration in markets that do not engage in share blocking.

16.	Routine Items of Foreign Issuers. Vote FOR proposals to approve certain routine operational items frequently submitted by management of non-U.S. issuers, including, but not limited to the following:

•	election of chairman of the annual general meeting (“AGM”);

•	preparation and approval of list of shareholders entitled to vote at AGM;

•	approval of meeting agenda;

•	approval of minutes of previous AGM, and technical or immaterial amendments to previously approved minutes of such AGM;

•	approval of routine capital budget requests in the absence of any known concerns or evidence of prior mismanagement;

•	acceptance of the submission of various reports to shareholders, including but not limited to audit committee reports, chairman’s reports, operations reports, reports on company performance, etc.;

•	appointment of internal statutory auditors, but vote AGAINST appointment of internal statutory auditors that are affiliated with the issuer and are listed as independent;

•	award of cash fees to non-executive directors, unless the amounts are excessive relative to other companies in the country or industry;

•	discharge of responsibility of the management or supervisory board for the fiscal year in review, but vote AGAINST such proposal if there are serious questions about actions of the management or board members or legal action is being taken against the management or board members by other shareholders;

•	approval of retirement plans or payments relating to those plans for employee directors;

•	approval of general meeting guidelines;

•	grant of authorization to the board of directors to ratify and execute approved resolutions;

•	designation of inspector or shareholder representative for approval of the minutes of the AGM;

•	acknowledgment of the proper convening of the AGM;

•	adoption of or approval of changes to procedural rules for shareholders’ general meetings, board meetings and supervisory committee meetings that are guidelines that seek to establish functions, powers, policies and procedures for these types of meetings in accordance with applicable law or requirements of national exchanges or other regulatory organizations;

•	authorization to form a special committee and elect its members to conduct shareholder meeting formalities (i.e. verify quorum);

•	authorization to hold general meetings (other than AGMs) with 14 days’ notice in limited and time-sensitive circumstances where it would be to the advantage of shareholders as a whole;

•	authorization to make donations to EU political organizations for the purpose of preventing an inadvertent breach of the Political Parties, Elections and Referendum Act 2000;

•	approval to create corporate website and related amendments that govern the terms of use of the company’s website;

In instances where a member of the Proxy Voting Committee believes that sufficient information is not available to make an informed voting decision on a matter, a vote will be placed in accordance with the recommendations of ISS.

17.	Appoint Special Appraiser. Vote FOR proposals to appoint certain appraisers, special auditors or liquidators unless there are concerns noted related to the appointment.

18.	Other Business. Vote AGAINST proposals to approve other business when it appears as a voting item.

B.	Board of Directors.

1.	Director Nominees in Uncontested Elections. Vote FOR director nominees (including internal statutory auditors of Japanese companies) and nominees to any committee of the board of directors in uncontested elections, except that votes should be WITHHELD from directors who, as reported in the issuer’s proxy statement or materials provided by one of Artisan Partners’ proxy service providers:

•	Attended less than 75% of the board and committee meetings without a valid reason for the absences. Valid reasons include illness, absence due to company business, or other circumstances outside of the director’s control where sufficient facts are available to suggest the absences were duly justified. Participation via telephone is acceptable. In addition, if the director missed only one meeting or one day’s meetings, votes should not be withheld even if such absence reduced the director’s attendance below 75%;

•	Votes to implement or renew a dead-hand or slow-hand poison pill;

•	Ignored a shareholder proposal that was approved by a majority of the votes cast for two consecutive years (unless Artisan Partners did not support such proposal);

•	Ignored a shareholder proposal approved by a majority of the shares outstanding (unless Artisan Partners did not support such proposal);

•	Failed to act on a takeover offer where the majority of the shareholders had tendered their shares;

•	With respect to director candidates of U.S. companies only, serves on the board of directors of more than six publicly-traded companies or serves as the chief executive officer of a publicly-traded company and also serves on the board of directors of more than two publicly-traded companies besides his/her own company (except that a vote will not be withheld for a candidate in director elections of the publicly traded company for which the director also serves as the chief executive officer; i.e., the vote will be withheld only in director elections for such candidate’s outside boards);

•	In the past ten years was convicted of or pled guilty or no contest in a domestic or foreign court to any felony or misdemeanor involving fraud, false statements, wrongful taking of property, bribery, perjury, forgery, counterfeiting, extortion or conspiracy to commit any of these offenses, or has been found by a regulatory authority with jurisdiction over the nominee to have committed any such offense.

If the number of candidates in an election is greater than the number of seats to be filled, such election will be deemed contested and will be voted in accordance with the requirements set forth in sub-section entitled “Proxy Contests” under Discretionary Issues section of the Guidelines.

2.	Age Limits. Vote AGAINST proposals to impose a mandatory retirement age for outside directors. Vote FOR proposals to eliminate such a requirement.

3.	Service on Other Boards. Vote FOR proposals to release restrictions of competitive activities of directors, which would permit the directors to serve on the boards of other companies to the extent such service on other boards is not otherwise limited or prohibited pursuant to applicable laws or regulations. Vote AGAINST any proposals that would impose restrictions on competitive activities of directors that would prohibit the directors from serving on the boards of other companies, unless such restrictions or prohibitions are warranted by the applicable laws or regulations.

4.	Board Size. Vote FOR proposals seeking to fix the board size or designate a range for the board size. Vote AGAINST proposals that give management the ability to alter the size of the board outside a specified range without shareholder approval.

5.	Classification/Declassification of the Board. Vote AGAINST proposals to classify the board, including proposals to amend charter or bylaws to, in effect, permit classification of the board. Vote FOR proposals to repeal classified boards and to elect all directors annually, including proposals to amend charter or bylaws to, in effect, eliminate classification of the board.

6.	Cumulative Voting. Vote proposals to eliminate cumulative voting in accordance with the recommendations of each investment team based on the team’s investment philosophy as follows: AGAINST – Emerging Markets, Global Equity, U.S. Value; FOR – Global Value; and CASE-BY-CASE – U.S. Growth. In director elections of companies in countries where cumulative voting is required by law or regulation, vote for the directors in accordance with the cumulative voting recommendations by ISS.

7.	Indemnification and Liability Protection. Vote AGAINST proposals that would eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care.

8.	Filling Vacancies. Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies. Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

9.	Director Resignations. Vote FOR management proposals to accept resignations of directors from the board or committees on which they serve, unless there are apparent contentious issues relating to or requiring the resignation, in which case it shall be voted on a CASE-BY-CASE basis.

10.	Removal of Directors. Vote AGAINST proposals that provide that directors may be removed only for cause. Vote FOR proposals to restore shareholder ability to remove directors with or without cause.

11.	Term Limits. Vote AGAINST proposals to limit the tenure of outside directors.

12.	Majority Vote Requirements. Vote FOR management proposals to require election of directors by a majority of votes cast.

C.	Mergers and Corporate Restructuring.

1.	Appraisal Right. Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

2.	Conversion of Securities and Corporate Reorganizations. Vote FOR the conversion or reorganization if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

D.	Antitakeover Defenses and Voting Related Issues.

1.	Amend Bylaws without Shareholder Consent. Vote AGAINST proposals giving the board exclusive authority to amend the bylaws. Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

2.	Control Share Acquisition Provisions. Vote AGAINST proposals to amend the charter to include control share acquisition provisions. Vote FOR proposals to restore voting rights to the control shares and to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

3.	Fair Price Provisions. Vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

4.	Greenmail. Vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

5.	Issue Stock for Use with Rights Plan. Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

6.	Stakeholder Provisions. Vote AGAINST proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

7.	Supermajority Vote Requirements. Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.

8.	Control Share Cash-Out Provisions. Vote FOR proposals to opt out of control share cash-out statutes. Such statutes give dissident shareholder(s) the right to “cash-out” of their position in a company at the expense of the shareholder who has taken a control position.

9.	Disgorgement Provisions. Vote FOR proposals to opt out of state disgorgement provisions. Such provisions require an acquirer or potential acquirer of more than a certain percentage of a company’s stock to disgorge to the company any profits realized from sale of that company’s stock purchased 24 months before achieving control status.

10.	Freeze-Out Provisions. Vote FOR proposals to opt out of state freeze-out provisions. Freeze-out provisions force an investor who surpasses a certain ownership threshold in a company to wait a specified period of time before gaining control of the company.

E.	Capital Structure.

1.	Adjustments to Par Value of Common Stock. Vote FOR management proposals to reduce the par value of common stock (including through share capital reduction plans that provide for pro rata capital repayments) or to increase the par value of common stock in order to capitalize cash dividends paid to all shareholders on a pro rata basis, unless the action is being taken to facilitate an anti-takeover device or some other negative corporate governance action. Vote FOR management proposals to eliminate par value. Additionally, vote FOR any amendments to bylaws or other corporate documents related to the items above.

2.	Common Stock Authorization.

Vote FOR proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights unless clients hold the class with the superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

3.	Preferred Stock Authorization.

Vote FOR proposals to increase the number of authorized preferred shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote AGAINST proposals to increase number of authorized shares of class or series of preferred stock that has superior voting rights, at a company that has more than one class or series of preferred stock.

Vote FOR proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense).

Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).

Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

4.	Dual Class Stock. Vote AGAINST proposals to create a new class of common stock with superior voting rights. Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

•	It is intended for financing purposes with minimal or no dilution to current shareholders;

•	It is not designed to preserve the voting power of an insider or significant shareholder.

5.	General Issuances of Equity or Equity-Linked Securities. Vote FOR proposals to issue equity or equity-linked securities with preemptive rights to a maximum of 100% or without preemptive rights to a maximum of 20% over currently issued capital over a specified period of time, unless adequate restrictions on discounts and the limit on the number of times the mandate may be refreshed are not set.

6.	Share Repurchase Programs. Vote FOR management proposals to institute open-market share repurchase plans, except that proposals where there is evidence that a proposed repurchase plan is not fair to all shareholders or where the company indicates that a proposed repurchase plan may continue during a takeover period shall be voted on a CASE-BY-CASE basis. Also, vote FOR management proposals to authorize the use of financial derivatives when repurchasing shares if voted FOR the approval of the relevant share repurchase plan.

7.	Reissuance of Repurchased Shares. Vote FOR management proposals to reissue previously repurchased shares to the extent such reissuance would have a dilution effect of no more than 10%, unless there is clear evidence of abuse of this authority in the past.

8.	Cancellation of Repurchased Shares. Vote FOR management proposals to cancel previously repurchased shares for routine accounting purposes unless the terms are unfavorable to shareholders.

9.	Stock Distributions: Splits and Dividends. Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined by taking into consideration the results of an analysis that uses a model developed by ISS.

10.	Reverse Stock Splits. Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced or to avoid delisting.

F.	Executive and Director Compensation.

1.	Stock Plans in Lieu of Cash. Vote FOR plans which provide a dollar-for-dollar cash for stock exchange for non-employee director plans only.

2.	Director Retirement Plans. Vote AGAINST retirement plans for non-employee directors.

3.	Incentive Bonus Plans and Tax Deductibility Proposals. Vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of ensuring the deductibility of compensation under the provisions of Section 162(m) of the Internal Revenue Code if no increase in shares is requested and if the plan does not contain an evergreen provision. Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m). Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

4.	Advisory Vote on Say on Pay Frequency. Vote proposals regarding the frequency in which companies must present shareholders with an advisory vote on executive compensation in accordance with the recommendations of each investment team based on the team’s investment philosophy as follows: One Year – U.S. Value, Global Value, Global Equity; Two Years – Emerging Markets; Three Years – U. S. Growth.

5.	Executive Death Benefits (Golden Coffins). Vote FOR proposals calling companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals for which the broad-based employee population is eligible.

G.

Social and Environmental Issues. Vote with management on shareholder proposals related to social and environmental issues. Among the social and environmental issues to which this pertains are the following: board diversification issues (e.g., representation on the board of women and minorities), consumer issues and public safety (e.g., animal rights, genetically modified foods, handguns, predatory lending, tobacco), environmental and energy issues (e.g., wildlife preservation, CERES principles, general environmental issues, global warming, recycling, renewable energy), political concerns (e.g., reporting on political contributions), preparation of sustainability reports (e.g., to address environmental, labor, human rights, health and safety, economic or other social issues and considerations), labor standards and human rights (e.g., international codes of conduct, country-specific human rights reports, China principles, MacBride principles), military business (e.g., military sales, weapons production), workplace diversity (e.g., equal opportunity reports, sexual orientation, employee diversity) and charitable contributions.

H.	Bundled Proposals (Routine Items Only). Vote bundled or “conditioned” proposals that consist of routine items and that, if voted separately, would result in conflicting outcomes, pursuant to recommendations of ISS.

IV.	DISCRETIONARY ISSUES

A.	Shareholder Proposals. Vote CASE-BY-CASE for all shareholder proposals, except for shareholder proposals regarding social and environmental issues, which shall be voted in accordance with Section III.G, and shareholder proposals to change the date, time or location of annual meeting, which shall be voted in accordance with Section III.A.6.

B.	Board of Directors.

1.	Majority of Independent Directors. Vote on proposals requiring the board to consist of a majority of independent directors on a CASE-BY-CASE basis.

2.	Majority of Independent Committee Members. Vote on proposals requiring the board audit, compensation and/or nominating committees be composed exclusively of independent directors on a CASE-BY-CASE basis.

3.	Cumulative Voting. All proposals to restore or provide for cumulative voting should be evaluated on a CASE-BY-CASE basis relative to other governance provisions contained in the company’s governing documents and the company’s relative performance.

4.	Indemnification and Liability Protection. Proposals providing expanded insurance coverage or indemnification or liability protection in cases when a director or officer was found to have acted in good faith and in a manner that he or she reasonably believed was in the best interests of the company, but the director’s or officer’s legal defense was nonetheless unsuccessful, should be evaluated on a CASE-BY-CASE basis.

5.	Establish/Amend Nominee Qualifications. Vote CASE-BY-CASE on proposals that establish or amend director qualifications.

C.	Proxy Contests.

1.	Director Nominees in Contested Elections. Votes in a contested election of directors should be decided on a CASE-BY-CASE basis, with shareholders determining which directors are best suited to add value for shareholders, considering the following factors, as applicable:

•	Performance of the company relative to its peers

•	Strategic plans of the incumbents and the dissidents

•	Independence of directors/nominees

•	Governance profile of the company

•	Evidence of management entrenchment

•	Experience and skills of board candidates

•	Responsiveness to shareholders

•	Whether takeover offer has been rebuffed

If the number of candidates in an election is greater than the number of seats to be filled, such election will be deemed contested.

2.	Non-Director Voting Items. Votes on matters other than election of directors in proxy contests should be decided on a CASE-BY-CASE basis, even if such matters would otherwise be routine voting items under this policy.

3.	Reimbursing Proxy Solicitation Expenses. In cases where Artisan Partners votes in favor of the dissidents, it also votes FOR reimbursing proxy solicitation expenses. Otherwise, voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis.

D.	Mergers and Corporate Restructuring.

1.	Mergers and Acquisitions, Asset Purchases and Asset Sales. Votes on mergers and acquisitions, issuance of securities to facilitate mergers and acquisitions, asset purchases and asset sales should be considered on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by considering, as applicable:

•	Strategic rationale for the transaction and financial and operational benefits

•	Offer price (cost vs. premium) and market reaction

•	How the transaction was negotiated and the process

•	Changes in corporate governance and their impact on shareholder rights

•	Conflicts of interest

2.	Conversion of Securities and Corporate Reorganizations. Votes on proposals regarding conversion of securities and corporate reorganizations are determined on a CASE-BY-CASE basis by considering, as applicable:

•	Dilution to existing shareholders’ position

•	Conversion price relative to market value

•	Financial issues

•	Control issues

•	Termination penalties

•	Terms of the offer

•	Management’s efforts to pursue other alternatives

•	Conflicts of Interest

3.	Formation of Holding Company. Votes on proposals regarding the formation of a holding company should be determined on a CASE-BY-CASE basis by considering, as applicable:

•	Reasons for the change

•	Any financial or tax benefits

•	Regulatory benefits

•	Increases in capital structure

•	Changes to the articles of incorporation or bylaws of the company

4.	Going Private and Going Dark Transactions (LBOs and Minority Squeezeouts). Vote on going private transactions on a CASE-BY-CASE basis, taking into account, as applicable:

•	Offer price/premium

•	Fairness opinion

•	How the deal was negotiated

•	Other alternatives/offers considered

•	Non-completion risk

•	Conflicts of interest

5.	Issuance of Warrants/Convertibles/Debentures. Votes on proposals regarding issuance of warrants, convertibles and debentures should be determined on a CASE-BY-CASE basis by considering, as applicable:

•	Dilution to existing shareholders’ position

•	Terms of the offer

•	Financial issues

•	Management’s efforts to pursue alternatives

•	Control issues

•	Conflicts of interest

6.	Joint Ventures. Vote CASE-BY-CASE on proposals to form joint ventures, taking into account, as applicable:

•	Percentage of assets/business contributed

•	Percentage ownership

•	Financial and strategic benefits

•	Governance structure

•	Conflicts of interest

•	Other alternatives

•	Non-completion risk

7.	Liquidations. Votes on liquidations should be determined on a CASE-BY-CASE basis after reviewing, as applicable:

•	Management’s efforts to pursue other alternatives

•	Appraisal value of the assets

•	Compensation plan for executives managing the liquidation

Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

8.	Private Placements. Votes on proposals regarding private placements should be determined on a CASE-BY-CASE basis by considering, as applicable:

•	Dilution to existing shareholders’ position

•	Terms of the offer

•	Financial issues

•	Management’s efforts to pursue alternatives

•	Control issues

•	Conflicts of interest

Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

9.	Prepackaged Bankruptcy Plans. Vote on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a CASE-BY-CASE basis, after evaluating, as applicable:

•	Dilution to existing shareholders’ position

•	Terms of the offer

•	Financial issues

•	Management’s efforts to pursue other alternatives

•	Control issues

•	Conflicts of interest

Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

10.	Recapitalizations. Vote CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account, as applicable:

•	More simplified capital structure

•	Enhanced liquidity

•	Fairness of conversion terms, including fairness opinion

•	Impact on voting power and dividends

•	Reasons for the reclassification

•	Conflicts of interest

•	Other alternatives considered

11.	Spinoffs. Votes on spinoffs should be considered on a CASE-BY-CASE basis, considering, as applicable:

•	Tax and regulatory advantages

•	Planned use of the sale proceeds

•	Benefits that the spinoff may have on the parent company

•	Valuation of spinoff

•	Conflicts of interest

•	Any changes in corporate governance and their impact on shareholder rights

•	Change in the capital structure

12.	Exclusive Venue. Vote CASE-BY-CASE on exclusive venue proposals giving consideration to the following factors, as applicable:

•	Whether the company has been materially harmed by shareholder litigation outside its jurisdiction of incorporation, based on disclosure in the company’s proxy statement;

•	Whether the company has appropriate governance features, such as an annually elected board, a majority vote standard in uncontested director elections and the absence of a poison pill, unless the pill was approved by shareholders.

E.	Antitakeover Defenses.

1.	Fair Price Provisions. Votes on proposals to adopt fair price provisions or opt out of state fair price provisions are determined on a CASE-BY-CASE basis giving consideration to the following factors, as applicable:

•	Percentage of outstanding shares that an acquirer must obtain before triggering the defense

•	Formula employed in determining fair price

•	Vote needed to overcome the board’s opposition to the acquisition

•	Vote required to repeal or amend the fair pricing provision

•	Size of the block of shares controlled by officers, directors, and their affiliates

•	Other takeover provisions

•	Company history relating to premium acquisition offers

2.	Greenmail. Votes on anti-greenmail proposals which are bundled with other charter or bylaw amendments should be determined on a CASE-BY-CASE basis after determining whether the overall effect of the proposal is positive or negative for shareholders.

3.	Poison Pills (Shareholder Rights Plans). Votes regarding management proposals to ratify a poison pill should be determined on a CASE-BY-CASE basis. Ideally, plans should embody the following attributes, as applicable:

•	20% or higher flip-in or flip-over

•	Two to three year sunset provision

•	No dead-hand, slow-hand, no-hand or similar features

•	Shareholder redemption feature: If the board refuses to redeem the pill 90 days after an offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

4.	Shareholders’ Ability to Call Special Meetings. Votes on proposals to restrict or prohibit shareholders’ ability to call special meetings or to remove restrictions on the right of shareholders to act independently of management should be evaluated on a CASE-BY-CASE basis.

F.	State or Country of Incorporation.

1.	State Takeover Statutes. Votes on proposals to opt in or out of state takeover statutes (control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pills endorsements, severance pay and labor contract provisions, anti-greenmail provisions and disgorgement provisions) should be considered on a CASE-BY-CASE basis.

2.	Reincorporation Proposals. Votes on proposals to change a company’s state or country of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, as applicable:

•	Reasons for reincorporation

•	Comparison of company’s governance provisions prior to and following the transaction

•	Comparison of corporation laws of original state or country and destination state or country

G.	Capital Structure.

1.	Common Stock Authorization. Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis, taking into consideration the results of an analysis that uses a model developed by ISS.

2.	Preferred Stock. Votes on proposals to increase the number of shares of blank check preferred shares are determined on a CASE-BY-CASE basis after analyzing the number of preferred shares available for issue given a company’s industry and performance in terms of shareholder returns.

3.	Reverse Stock Splits. Votes on proposals to implement a reverse stock split that does not proportionately reduce the number of shares authorized for issue should be determined on a CASE-BY-CASE basis, taking into consideration the results of an analysis that uses a model developed by ISS.

4.	Tracking Stock. Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction against the following factors, as applicable:

•	Adverse governance changes

•	Excessive increases in authorized capital stock

•	Unfair method of distribution

•	Diminution of voting rights

•	Adverse conversion features

•	Negative impact on stock option plans

•	Other alternatives such as a spinoff

H.	Executive and Director Compensation.

1.	Bundled Compensation. Votes on non-executive director compensation proposals that include both cash and share-based components as well as proposals that bundle compensation for both non-executive and executive directors into a single resolution are determined on a CASE-BY-CASE basis.

2.	Compensation Plans (Management “Say on Pay”). Votes on compensation plans for executives and directors, including advisory votes on compensation matters, are determined on a CASE-BY-CASE basis, taking into account the results of an analysis that uses a proprietary, quantitative model developed by ISS, if available.

3.	Remuneration Report. Votes on an issuer’s compensation policy as set out in a remuneration report are determined on a CASE-BY-CASE basis, taking into account the results of an analysis that uses a proprietary, quantitative model developed by ISS.

4.	Stock Plans in Lieu of Cash. Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a CASE-BY-CASE basis taking into account the results of an analysis that uses a proprietary, quantitative model developed by ISS. Votes on plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a CASE-BY-CASE basis.

5.	Management Proposals Seeking Approval to Reprice Options. Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following, as applicable:

•	Historic trading patterns

•	Rationale for the repricing

•	Value-for-value exchange and treatment of surrendered options

•	Option vesting period and term of the option

•	Exercise price

•	Participants

6.	Employee Stock Purchase Plans. Votes on qualified employee stock purchase plans should be determined on a CASE-BY-CASE basis considering the following factors, as applicable:

•	Purchase price compared to fair market value

•	Offering period

•	Potential voting power dilution

Votes on non-qualified employee stock purchase plans should be determined on a CASE-BY-CASE basis considering the following factors, as applicable:

•	Broad-based participation by company employees

•	Limits on employee contributions

•	Company matching contributions

•	Discounts on the stock price at the time of purchase

7.	Incentive Bonus Plans and Tax Deductibility Proposals. Votes on new or amended plan proposals containing evergreen provisions should be considered on a CASE-BY-CASE basis. Votes to amend existing plans to increase shares reserved and to qualify for tax deductibility under the provisions of Section 162(m) should be considered on a CASE-BY-CASE basis taking into account the results of an analysis that uses a proprietary, quantitative model developed by ISS.

8.	Golden and Tin Parachutes. Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes (severance plans that cover senior level executives of a firm in the event that the firm undergoes a change in control) or tin parachutes (severance plans that cover all of the employees of a company in the event it undergoes a change in control). An acceptable parachute should include the following:

•	The parachute should be less attractive than an ongoing employment opportunity with the firm; and

•	The triggering mechanism should be beyond the control of management.

9.	Bonus Banking/Bonus Banking “Plus”. Vote CASE-BY-CASE on proposals seeking deferral of a portion of annual bonus pay, with ultimate payout linked to sustained results based on performance metrics on which the bonus was earned, taking into account the following factors:

•	The company’s past practices regarding equity and cash compensation

•	Whether the company has a holding period or stock ownership requirements in place, such as a meaningful retention ratio

•	Whether the company has a rigorous claw-back policy in place

I.	Bundled Proposals. Vote bundled or “conditioned” proposals on a CASE-BY-CASE basis taking into account the aggregate effect of the items.

APPENDIX B

Proxy Voting Committee

Meeting Review

For votes on issues other than routine or corporate administrative items (as described in the Guidelines), Artisan Partners’ Proxy Voting Policy requires a Proxy Administrator to contact the investment team(s) whose portfolio(s) hold the subject security to ascertain the team’s recommendation with respect to the vote. In addition, the Policy permits portfolio managers to submit recommendations for proxy votes for items not covered in the Guidelines or that are contrary to the Guidelines to the Proxy Voting Committee. A member of the Committee is then responsible for reviewing the recommendation and determining the vote to be cast. The Proxy Voting Policy also requires that all votes taken with respect to Identified Issuers be presented to at least one member of the Committee for review and determination as to the votes to be cast. In order to facilitate the process of reviewing an investment team’s recommendation and/or a vote relating to an Identified Issuer, the Proxy Administrator shall complete the form below and provide it to a member of the Proxy Voting Committee.

PART I

Issuer	Identified Issuer?
Meeting Date:	Administrator:
Share blocking?
Strategies:

PART II

Routine Items:

Non Routine Items:

Notes:

PART III

Describe below the final voting recommendation of all items.

FOR:

AGAINST:

B-1

ATLANTA CAPITAL MANAGEMENT COMPANY, LLC

PROXY VOTING POLICIES

I. Introduction

Atlanta Capital Management Company, LLC (“ACM”) has adopted and implemented policies (and the procedures into which they are incorporated) that ACM believes are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with its fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. ACM’s authority to vote the proxies of its clients is established by their advisory contracts or similar documentation. Voting authority may be reserved explicitly by a client or assigned to another party by the governing account documents. These proxy policies (and the procedures into which they are incorporated) reflect the Securities and Exchange Commission (“SEC”) requirements governing advisers and the long-standing fiduciary standards and responsibilities for ERISA accounts set out in the Department of Labor Bulletin 94-2 C.F.R. 2509.94-2 (July 29, 1994).

II. Overview

ACM manages its clients’ assets with the overriding goal of seeking to provide the greatest possible return to such clients consistent with governing laws and the investment policies of each client. In pursuing that goal, ACM seeks to exercise its clients’ rights as shareholders of voting securities to support sound corporate governance of the companies issuing those securities with the principle aim of maintaining or enhancing the companies’ economic value.

The exercise of shareholder rights is generally performed by casting votes by proxy at shareholder meetings on matters submitted to shareholders for approval (for example, the election of directors or the approval of a company’s stock option plans for directors, officers or employees). ACM is adopting the formal written guidelines described in detail below and will utilize such guidelines in voting proxies on behalf of its clients. These guidelines are designed to promote accountability of a company’s management and Board of Directors to its shareholders and to align the interests of management with those of shareholders.

In seeking to ensure a level of consistency and rationality in the proxy voting process, the guidelines contained in these policies are designed to address the manner in which certain matters that arise regularly in proxies will generally be voted. No set of guidelines can anticipate all situations that may arise. In special cases, the Proxy Administrator (the person specifically charged with the responsibility to review and vote proxies on behalf of ACM’s clients) may seek insight from ACM’s analysts, portfolio managers and/or Executive Committee on how a particular proxy proposal will impact the financial prospects of a company, and vote accordingly. The guidelines are just that: guidelines, rather than hard and fast rules, simply because corporate governance issues are so varied.

III. ISS (formerly Risk Metrics Group)

In order to facilitate the proxy voting process, ACM has retained ISS, an advisor that specializes in providing a variety of fiduciary-level services related to proxy voting. ISS provides the firm with in-depth proxy research, tracks and receives proxies on which clients are entitled to vote, compiles and provides client voting records, and performs other recordkeeping necessary for the appropriate management of a client account. Effective February 2012, ACM has delegated to ISS the authority to vote proxies for client accounts pursuant to guidelines adopted by ACM (or pursuant to special instruction by ACM).

IV. Proxy Voting Guidelines

The following guidelines relate to the types of proposals that are most frequently presented in proxy statements to shareholders. Absent unusual circumstances, ACM will utilize these guidelines when voting proxies on behalf of its clients.

A. Election of Board of Directors

ACM believes that a Board of Directors should primarily be independent, not have significant ties to management and consist of members who are all elected annually. In addition, ACM believes that important Board committees (e.g., audit, nominating and compensation committees) should be entirely independent. In general,

•	ACM will support the election of directors that result in a Board made up of a majority of independent directors.

•	ACM will support the election of independent directors to serve on the audit, compensation, and/or nominating committees of a Board of Directors.

•	ACM will hold all directors accountable for the actions of the Board’s committees. For example, ACM will consider withholding votes for nominees who have recently approved compensation arrangements that ACM deems excessive or proposed equity-based compensation plans that unduly dilute the ownership interests of shareholders.

•	ACM will support efforts to declassify existing Boards, and will vote against efforts by companies to adopt classified Board structures.

•	ACM will vote against proposals for cumulative voting, confidential stockholder voting and the granting of pre-emptive rights.

•	ACM will vote for proposals to require a majority for election of directors.

B. Approval of Independent Auditors

ACM believes that the relationship between the company and its auditors should be limited primarily to the audit engagement and closely allied audit-related and tax services, although non-audit services may be provided so long as they are consistent with the requirements of the Sarbanes-Oxley Act and, if required, have been approved by an independent audit committee. ACM will also consider the reputation of the auditor and any problems that may have arisen in the auditor’s performance of services.

C. Executive Compensation

ACM believes that appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of shareholders and the interests of management, employees, and directors. However, ACM is opposed to plans that substantially dilute shareholders’ ownership interests in the company or have objectionable structural features.

•	ACM will generally vote against plans where total potential dilution (including all equity-based plans) seems likely to exceed 15% of shares outstanding over ten years and extends longer than ten years.

•	ACM will generally vote against plans if annual option grants exceed 2% of shares outstanding.

•	ACM will vote for annual (1 year) “say on pay” cycles.

•	ACM will support lock-ups for non-cash compensation as long as it does not extend post employment.

ACM will support proposals to require shareholder approval of golden parachutes. These total and annual dilution thresholds are guidelines, not ceilings, and when assessing a plan’s impact on client shareholdings ACM considers other factors such as specific industry practices, company and stock performance and management credibility. The Proxy Administrator may consult with the relevant analyst(s) or portfolio manager(s) or, if appropriate, members of senior management, to determine when or if it may be appropriate to exceed these guidelines.

•	ACM will typically vote against plans that have any of the following structural features:

•	Ability to re-price underwater options without shareholder approval.

•	The unrestricted ability to issue options with an exercise price below the stock’s current market price.

•	Automatic share replenishment (“evergreen”) feature.

•	ACM is supportive of measures intended to increase long-term stock ownership by executives. These may include:

•	Requiring senior executives to hold a minimum amount of stock in the company (frequently expressed as a certain multiple of the executive’s salary).

•	Using restricted stock grants instead of options.

•	Utilizing phased vesting periods or vesting tied to company specific milestones or stock performance.

•	ACM will generally support the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value.

In assessing a company’s executive compensation plan, ACM will weigh all components of the plan. For example, the grant of stock options to executives of a company in a particular year may appear excessive if that grant goes above 2% of the shares outstanding of the company. However, such grants may be appropriate if the senior management of the company has accepted significantly reduced cash compensation for the year in lieu of receiving a greater number of options.

D. Corporate Structure Matters/Anti-Takeover Defenses

As a general matter, ACM opposes anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions. In general,

•	Because a classified board structure prevents shareholders from electing a full slate of directors annually, ACM will typically vote against proposals to create classified boards and vote in favor of shareholder proposals to declassify a board.

•	ACM will vote for proposals to subject shareholder rights plans (“poison pills”) to a shareholder vote.

•	ACM will vote for shareholder proposals that seek to eliminate supermajority voting requirements and oppose proposals seeking to implement supermajority voting requirements.

•	ACM will generally vote against proposals to authorize preferred stock whose voting, conversion, dividend and other rights are determined at the discretion of the Board of Directors when the stock is issued when used as an anti-takeover device. However, such “blank check” preferred stock may be issued for legitimate financing needs and ACM can vote for proposals to issue such preferred stock in those circumstances.

•	ACM will vote for proposals to lower barriers to shareholder action (for example, limiting rights to call special meetings or act by written consent). ACM will support resolutions to call special meetings at ≥ 25% threshold.

•	ACM will vote against proposals for a separate class of stock with disparate voting rights.

•	ACM will consider on a case-by-case basis board-approved proposals regarding changes to a company’s capitalization, however ACM will generally vote in favor of proposals authorizing the issuance of additional common stock (except in the case of a merger, restructuring or other significant corporate event which will be handled on a case-by-case basis).

E. State of Incorporation/Offshore Presence

Under ordinary circumstances, ACM will not interfere with a choice to reincorporate or reorganize a company in a different jurisdiction, provided that management’s decision has been approved by a Board of Directors. ACM recognizes that there may be benefits to reincorporation (such as tax benefits and more developed business laws in the jurisdiction of reincorporation). Each proposal to reincorporate in offshore tax havens will be reviewed on a case-by-case basis to determine whether such actions are in the best interests of the shareholders of the company including ACM’s clients.

F. Environmental/Social Policy Issues

ACM believes that “ordinary business matters” are primarily the responsibility of management and should be approved solely by the company’s Board of Directors. ACM recognizes that certain social and environmental issues raised in shareholder proposals are the subjects of vigorous public debate and many are the subject of legal statutes or regulation by federal and/or state agencies. ACM generally supports management on these types of proposals, though exceptions may be made in certain instances where ACM believes a proposal has substantial economic implications. ACM expects that the companies in which clients’ assets are invested will act as responsible corporate citizens.

G. Circumstances under Which ACM Will Abstain From Voting

ACM will seek to vote all proxies for clients who have delegated the responsibility to vote such proxies to ACM. Under certain circumstances, the costs to clients associated with voting such proxies would far outweigh the benefit derived from exercising the right to vote. In those circumstances, ACM will make a case-by-case determination on whether or not to vote such proxies. In the case of countries that require so-called “share blocking,” ACM may also abstain from voting. Additionally, where clients have implemented securities lending arrangements with outside parties to generate additional revenues, ACM will not be able to vote securities that are on loan. Finally, ACM may be required to abstain from voting on a particular proxy in a situation where a conflict exists between ACM and its client. The policy for resolution of such conflicts is described below in Section VII.

V. Recordkeeping

ACM will maintain records relating to the proxies voted on behalf of its clients in accordance with Section 204-2 of the Investment Advisers Act of 1940, as amended. Those records will include:

•	A copy of ACM’s proxy voting policies and procedures;

•	Proxy statements received regarding client securities (if such proxies are available on the SEC’s EDGAR system or a third party undertakes to promptly provide a copy of such documents to ACM, ACM does not need to retain a separate copy of the proxy statement);

•	A record of each vote cast;

•	A copy of any document created by ACM that was material to making a decision on how to vote a proxy for a client or that details the basis for such a decision; and

•	Each written client request for proxy voting records and ACM’s written response to any client request (whether written or oral) for such records.

All records described above will be maintained in an easily accessible place for six years and will be maintained in the offices of ACM for two years after they are created.

VI. Identification and Resolution of Conflicts with Clients

As fiduciary to its clients, ACM puts the interests of its clients ahead of its own. In order to ensure that relevant personnel of ACM are able to identify potential conflicts of interest, ACM will take the following steps:

•	Quarterly, the Compliance Officer will seek information from the supervisor of each functional unit of ACM (marketing, operations, etc.) Each supervisor will be asked to provide a list of significant clients or prospective clients of ACM. For example, a supervisor would report the fact that ACM was in discussions with a corporate client considering management of the corporation’s pension plan assets.

•	The Compliance Officer will compile a list of the companies identified (the “Conflicted Companies”) and provide that list to the Proxy Administrator.

•	The Proxy Administrator will compare the list of Conflicted Companies with the names of companies for which he expects to receive or has received proxy statements (the “Proxy Companies”). If a Conflicted Company is also a Proxy Company, the Proxy Administrator will report that fact to the Compliance Officer and members of senior management of ACM.

The Compliance Officer and designated members of senior management will then determine if a conflict of interest exists between ACM and its client. If they determine that a conflict exists, they will take the following steps to seek to resolve such conflict prior to voting any proxies relating to these Conflicted Companies.

•	If the Proxy Administrator expects to vote the proxy of the Conflicted Company strictly according to the guidelines contained in these Proxy Voting Policies (the “Policies”), he will (i) inform the Compliance Officer and designated members of senior management of that fact, (ii) vote the proxies and (iii) record the existence of the conflict and the resolution of the matter.

•	If the Proxy Administrator intends to vote in a manner inconsistent with the guidelines contained herein or, if the issues raised by the proxy are not contemplated by these Policies, and the matters involved in such proxy could have a material economic impact on the client(s) involved, the Proxy Administrator will seek instruction on how the proxy should be voted from:

•	The client, in the case of an individual or corporate client;

•	The Board of Directors, or any committee thereof identified by the Board, in the case of a Fund; or

•	The adviser, in situations where the Adviser acts as a sub-adviser to such adviser.

ACM will provide all reasonable assistance to each party to enable such party to make an informed decision.

If the client or Board of Directors, as the case may be, fails to instruct the Proxy Administrator on how to vote the proxy, the Proxy Administrator will generally abstain from voting in order to avoid the appearance of impropriety. If however, the failure of ACM to vote its clients’ proxies would have a material adverse economic impact on ACM’s clients’ securities holdings in the Conflicted Company, ACM may vote such proxies in order to protect its clients’ interests. In either case, the Proxy Administrator will record the existence of the conflict and the resolution of the matter.

Adopted as of June 6, 2003

Last revised: June 4, 2012

BLACKROCK®

Proxy voting guidelines for U.S. securities

February 2015

Proxy voting guidelines for U.S. securities

1	2015 Proxy voting guidelines for U.S. securities

Proxy voting guidelines for U.S. securities

These guidelines should be read in conjunction with BlackRock’s Global Corporate Governance and Engagement Principles, which are available on-line at www.blackrock.com

Introduction

BlackRock, Inc. and its subsidiaries (collectively, “BlackRock”) seek to make proxy voting decisions in the manner most likely to protect and promote the economic value of the securities held in client accounts. The following issue-specific proxy voting guidelines (the “Guidelines”) are intended to summarize BlackRock’s general philosophy on corporate governance matters and approach to issues that may commonly arise in the proxy voting context for U.S. securities. These Guidelines are not intended to limit the analysis of individual issues at specific companies and are not intended to provide a guide to how BlackRock will vote in every instance. Rather, they share our view about corporate governance issues generally, and provide insight into how we typically approach issues that commonly arise on corporate ballots as well as our expectations of boards of directors. They are applied with discretion, taking into consideration the range of issues and facts specific to the company and the individual ballot item.

Voting guidelines

These guidelines are divided into six key themes which group together the issues that frequently appear on the agenda of annual and extraordinary meetings of shareholders.

The six key themes are:

•	Boards and directors

•	Auditors and audit-related issues

•	Capital structure, mergers, asset sales and other special transactions

•	Remuneration and benefits

•	Social, ethical and environmental issues

•	General corporate governance matters

Boards and directors

Director elections

BlackRock generally supports board nominees in most uncontested elections. BlackRock may withhold votes from certain directors on the board or members of particular board committees (or prior members, as the case may be) in certain situations, including, but not limited to:

•	The independent chair or lead independent director and members of the governance committee, where a board fails to implement shareholder proposals that receive a majority of votes cast at a prior shareholder meeting, and the proposals, in our view, have a direct and substantial impact on shareholders’ fundamental rights or long-term economic interests.

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•	The independent chair or lead independent director and members of the governance committee, where a board implements or renews a poison pill without seeking shareholder approval beforehand or within a reasonable period of time after implementation.

•	The independent chair or lead independent director and members of the governance committee, where a board amends the charter/articles/by-laws such that the effect may be to entrench directors or to significantly reduce shareholder rights. In such cases, in determining whether to withhold support from directors, we will consider in part the company’s publicly stated rationale for the changes and whether the board has determined to seek shareholder approval beforehand or within a reasonable period of time after implementation.

•	The independent chair or lead independent director, members of the nominating committee, and/or the longest tenured director(s), where we observe a lack of board responsiveness to shareholders on board composition concerns, evidence of board entrenchment, insufficient attention to board diversity, and/or failure to promote adequate board succession planning over time in line with the company’s stated strategic direction.

•	An insider or affiliated outsider who sits on the board’s audit, compensation, nominating or governance committees (the “key committees”), which we believe generally should be entirely independent. However, BlackRock will examine a board’s complete profile when questions of independence arise prior to casting a withhold vote for any director. For controlled companies, as defined by the U.S. stock exchanges, we will only vote against insiders or affiliates who sit on the audit committee, but not other key committees.

•	Members of the audit committee during a period when the board failed to facilitate quality, independent auditing, for example, if substantial accounting irregularities suggest insufficient oversight by that committee.

•	Members of the audit committee during a period in which we believe the company has aggressively accounted for its equity compensation plans.

•	Members of the compensation committee during a period in which executive compensation appears excessive relative to performance and peers, and where we believe the compensation committee has not already substantially addressed this issue.

•	Members of the compensation committee where the company has repriced options without contemporaneous shareholder approval.

•	The chair of the nominating committee, or where no chair exists, the nominating committee member with the longest tenure, where board member(s) at the most recent election of directors have received withhold votes from more than 30% of shares voting and the board has not taken appropriate action to respond to shareholder concerns. This may not apply in cases where BlackRock did not support the initial withhold vote.

•	The chair of the nominating committee, or where no chair exists, the nominating committee member with the longest tenure, where the board is not composed of a majority of independent directors. However, this would not apply in the case of a controlled company.

•	Where BlackRock obtains evidence that casts significant doubt on a director’s qualifications or ability to represent shareholders.

•	Where it appears the director has acted (at the company or at other companies) in a manner that compromises his or her reliability in representing the best long-term economic interests of shareholders.

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•	Where a director has a pattern of poor attendance at combined board and applicable key committee meetings. Excluding exigent circumstances, BlackRock generally considers attendance at less than 75% of the combined board and applicable key committee meetings by a board member to be poor attendance.

•	Where a director has committed himself or herself to service on a large number of boards, such that we deem it unlikely that the director will be able to commit sufficient focus and time to a particular company (commonly referred to as “over-boarding”). While each situation will be reviewed on a case-by-case basis, BlackRock is most likely to withhold votes for over-boarding where a director is: 1) serving on more than four public company boards; or 2) is a chief executive officer at a public company and is serving on more than two public company boards in addition to the board of the company where they serve as chief executive officer.

If a board maintains a classified structure, it is possible that the director(s) with whom we have a particular concern may not be subject to election in the year that the concern arises. In such situations, if we have a concern regarding a committee or committee chair, we generally register our concern by withholding votes from all members of the relevant committee who are subject to election that year.

Director independence

We expect that a board should be majority independent. We believe that an independent board faces fewer conflicts and is best prepared to protect shareholder interests. Common impediments to independence in the U.S. may include, but are not limited to:

•	Employment by the company or a subsidiary as a senior executive within the previous five years

•	Status as a founder of the company

•	Substantial business or personal relationships with the company or the company’s senior executives

•	Family relationships with senior executives or founders of the company

•	An equity ownership in the company in excess of 20%

Board composition and effectiveness

We encourage boards to routinely refresh their membership to ensure the relevance of the skills, experience and attributes of each director to the work of the board. To ensure that the board remains effective, regular reviews of board performance should be carried out and assessments made of gaps in skills or experience amongst the members. BlackRock believes it is beneficial for new directors to be brought onto the board periodically to refresh the group’s thinking and to ensure both continuity and adequate succession planning. We believe that the nominating committee of the board has the ability to implement such refreshment. In identifying potential candidates, boards should take into consideration the diversity of experience and expertise of the current directors and how that might be augmented by incoming directors. We encourage boards to disclose their views on: the mix of competencies, experience and other qualities required to effectively oversee and guide management; the process by which candidates are identified and selected, including whether professional firms or other sources outside of incumbent directors’ networks have been engaged to identify and/or assess candidates; the process by which boards evaluate themselves and any significant outcomes of the evaluation process, without divulging inappropriate and/or sensitive details; the consideration given towards board diversity, including, but not limited to, diversity of gender, race, age, experience, and skills; and other factors taken into account in the nomination process.

While we support regular board refreshment, we are not opposed in principle to long-tenured directors nor do we believe that long board tenure is necessarily an impediment to director independence. We believe that a variety of director tenures within the boardroom can be beneficial to ensure board quality and continuity of experience; our primary concern

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is that board members are able to contribute effectively as corporate strategy evolves and business conditions change over time, and that all directors, regardless of tenure, demonstrate appropriate responsiveness to shareholders over time. We acknowledge that each director brings their own unique skills and experiences and that no single person can be expected to bring all relevant skill sets to a board; at the same time, we generally do not believe it is necessary or appropriate to have any particular director on the board solely by virtue of a singular background or specific area of expertise.

As a result of the nominating committee’s responsibility for board composition and refreshment over time, we typically oppose shareholder proposals imposing arbitrary limits on the pool of directors from which shareholders can choose their representatives. However, where boards find that age limits or term limits are the most efficient and objective mechanism for ensuring periodic board refreshment, we generally defer to the board’s determination in setting such limits.

Board size

We generally defer to the board in setting the appropriate size. We believe directors are generally in the best position to assess what size is optimal to ensure a board’s effectiveness. However, we may oppose boards that appear too small to allow for effective shareholder representation or too large to function efficiently.

CEO and management succession planning

There should be a robust CEO and management succession plan in place at the board level that is reviewed and updated on a regular basis. We expect succession planning to cover both long-term planning consistent with the strategic direction of the company and identified leadership needs over time as well as short-term planning in the event of an unanticipated executive departure. We acknowledge that both internal and external management candidates may be considered, as informed by required skill sets and cultural fit considerations and as appropriate to the company’s circumstances. We encourage the company to explain its executive succession planning process, including where accountability lies within the boardroom for this task, without prematurely divulging sensitive information commonly associated with this exercise.

Classified board of directors/staggered terms

A classified board of directors is one that is divided into classes (generally three), each of which is elected on a staggered schedule (generally for three years). At each annual meeting, only a single class of directors is subject to reelection (generally one-third of the entire board).

We believe that classification of the board dilutes shareholders’ right to evaluate promptly a board’s performance and limits shareholder selection of their representatives. By not having the mechanism to immediately address concerns we may have with any specific director, we may be required to register our concerns through our vote on the directors who are subject to election that year (see “Director elections” for additional detail). Furthermore, where boards are classified, director entrenchment is more likely, because review of board service generally only occurs every three years. Therefore, we typically vote against classification and for proposals to eliminate board classification.

Contested director elections

Most director elections are not competitive, but shareholders are sometimes presented with competing slates of director candidates. Generally, such proxy contests are the result of a shareholder (or group of shareholders) seeking to change the company’s strategy or address failures in the board’s oversight of management. The details of proxy contests are assessed on a case-by-case basis. We evaluate a number of factors, which may include, but are not limited to: the qualifications of the dissident and management candidates; the validity of the concerns identified by the dissident; the viability of both the dissident’s and management’s plans; the likelihood that the dissident’s solutions will produce the desired change; and whether the dissidents represent the best option for enhancing long-term shareholder value.

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Cumulative voting for directors

Cumulative voting allocates one vote for each share of stock held, times the number of directors subject to election. A shareholder may cumulate his/her votes and cast all of them in favor of a single candidate, or split them among any combination of candidates. By making it possible to use their cumulated votes to elect at least one board member, cumulative voting is typically a mechanism through which minority shareholders attempt to secure board representation.

We typically oppose proposals that further the candidacy of minority shareholders whose interests do not coincide with our fiduciary responsibility. We may support cumulative voting proposals at companies where the board is not majority independent. We may support cumulative voting at companies that have a controlling shareholder. A cumulative voting structure is not consistent with a majority voting requirement, as it may interfere with the capacity of director candidates to achieve the required level of support. We may not support a cumulative voting proposal at a company that has adopted a majority voting standard.

Director compensation and equity programs

We believe that compensation for independent directors should be structured to align the interests of the directors with those of shareholders, whom the directors have been elected to represent. We believe that independent director compensation packages based on the company’s long-term performance and that include some form of long-term equity compensation are more likely to meet this goal; therefore, we typically support proposals to provide such compensation packages. However, we will generally oppose shareholder proposals requiring directors to own a minimum amount of company stock, as we believe that companies should maintain flexibility in administering compensation and equity programs for independent directors, given each company’s and director’s unique circumstances. As discussed in further detail under the heading “Equity compensation plans” below, we believe that companies should prohibit directors from engaging in transactions with respect to their long-term compensation that might disrupt the intended economic alignment between equity plan beneficiaries and shareholders.

Indemnification of directors and officers

We generally support reasonable but balanced protection of directors and officers. We believe that failure to provide protection to directors and officers might severely limit a company’s ability to attract and retain competent leadership. We generally support proposals to provide indemnification that is limited to coverage of legal expenses. However, we may oppose proposals that provide indemnity for: breaches of the duty of loyalty; transactions from which a director derives an improper personal benefit; and actions or omissions not in good faith or those that involve intentional misconduct.

Majority vote requirements

BlackRock generally supports proposals seeking to require director election by majority vote. Majority voting standards assist in ensuring that directors who are not broadly supported by shareholders are not elected to serve as their representatives. We note that majority voting is not appropriate in all circumstances, for example, in the context of a contested election. We also recognize that some companies with a plurality voting standard have adopted a resignation policy for directors who do not receive support from at least a majority of votes cast. Where we believe that the company already has a sufficiently robust majority voting process in place, we may not support a shareholder proposal seeking an alternative mechanism.

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Risk oversight

Companies should have an established process for identifying, monitoring and managing key risks, and independent directors should have ready access to relevant management information and outside advice, as appropriate, to ensure they can properly oversee risk management. We encourage companies to provide transparency as to the optimal risk levels, how risk is measured and how risks are reported to the board. We are particularly interested to understand how risk oversight processes evolve in response to changes in corporate strategy and/or shifts in the business and related risk environment. Boards should clearly explain their approach to risk oversight, including where accountability lies within the boardroom for this activity, especially where there are multiple individuals or board committees tasked with oversight of various risks.

Separation of chairman and CEO positions

We believe that independent leadership is important in the board room. In the U.S. there are two commonly accepted structures for independent board leadership: 1) an independent chairman; or 2) a lead independent director. We assess the experience and governance track record of the independent chairman or lead independent director to understand capability and suitability to effectively and constructively lead a board. Our expectations of an individual in this role include, but are not limited to: being available to serve as an advisor to the CEO; contributing to the oversight of CEO and management succession planning; and being available to meet with shareholders when they have highly sensitive concerns about management or corporate governance issues. We generally consider the designation of a lead independent director as an acceptable alternative to an independent chair if the lead independent director has a term of at least one year and has powers to: 1) provide formal input into board meeting agendas; 2) call meetings of the independent directors; and 3) preside at meetings of independent directors. Where a company does not have a lead independent director that meets these criteria, we generally support the separation of chairman and CEO.

Shareholder access to the proxy

We believe that long-term shareholders should have the opportunity, when necessary and under reasonable conditions, to nominate individuals to stand for election to the boards of the companies they own and to have those nominees included on the company’s proxy card. This right is commonly referred to as “proxy access”. In our view, securing a right of shareholders to nominate directors without engaging in a control contest can enhance shareholders’ ability to participate meaningfully in the director election process, stimulate board attention to shareholder interests, and provide shareholders an effective means of directing that attention where it is lacking. Given the complexity of structuring an appropriate proxy access mechanism and the brevity required of shareholder proposals, we generally expect that a shareholder proposal to adopt proxy access will describe general parameters for the mechanism, while providing the board with flexibility to design a process that is appropriate in light of the company’s specific circumstances. Proxy access mechanisms should provide shareholders with a reasonable opportunity to use this right without stipulating overly restrictive or onerous parameters for use, and also provide assurances that the mechanism will not be subject to abuse by short-term investors, investors without a substantial investment in the company, or investors seeking to take control of the board. We will review proposals regarding the adoption of proxy access on a case-by-case basis.

Auditors and audit-related issues

BlackRock recognizes the critical importance of financial statements that provide a complete and accurate portrayal of a company’s financial condition. Consistent with our approach to voting on boards of directors, we seek to hold the audit committee of the board responsible for overseeing the management of the audit function at a company, and may withhold votes from the audit committee’s members where the board has failed to facilitate quality, independent auditing. We look to the audit committee report for insight into the scope of the audit committee’s responsibilities, including an overview of audit committee processes, issues on the audit committee’s agenda and key decisions taken by the audit committee. We take particular note of cases involving significant financial restatements or material weakness disclosures, and we expect timely disclosure and remediation of accounting irregularities.

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The integrity of financial statements depends on the auditor effectively fulfilling its role. To that end, we favor an independent auditor. In addition, to the extent that an auditor fails to reasonably identify and address issues that eventually lead to a significant financial restatement, or the audit firm has violated standards of practice that protect the interests of shareholders, we may also vote against ratification.

From time to time, shareholder proposals may be presented to promote auditor independence or the rotation of audit firms. We may support these proposals when they are consistent with our views as described above.

Capital structure proposals

Blank check preferred

We frequently oppose proposals requesting authorization of a class of preferred stock with unspecified voting, conversion, dividend distribution and other rights (“blank check” preferred stock) because they may serve as a transfer of authority from shareholders to the board and a possible entrenchment device. We generally view the board’s discretion to establish voting rights on a when-issued basis as a potential anti-takeover device, as it affords the board the ability to place a block of stock with an investor sympathetic to management, thereby foiling a takeover bid without a shareholder vote. Nonetheless, where the company appears to have a legitimate financing motive for requesting blank check authority, has committed publicly that blank check preferred shares will not be used for anti-takeover purposes, has a history of using blank check preferred stock for financings, or has blank check preferred stock previously outstanding such that an increase would not necessarily provide further anti-takeover protection but may provide greater financing flexibility, we may support the proposal.

Equal voting rights

BlackRock supports the concept of equal voting rights for all shareholders. Some management proposals request authorization to allow a class of common stock to have superior voting rights over the existing common or to allow a class of common to elect a majority of the board. We oppose such differential voting power as it may have the effect of denying shareholders the opportunity to vote on matters of critical economic importance to them.

When a management or shareholder proposal requests to eliminate an existing dual-class voting structure, we seek to determine whether the cost of restructuring will have a clear economic benefit to our clients’ portfolio(s). We evaluate these proposals on a case-by-case basis, and we consider the level and nature of control associated with the dual-class voting structure as well as the company’s history of responsiveness to shareholders in determining whether support of such a measure is appropriate.

Increase in authorized common shares

BlackRock considers industry specific norms in our analysis of these proposals, as well as a company’s history with respect to the use of its common shares. Generally, we are predisposed to support a company if the board believes additional common shares are necessary to carry out the firm’s business. The most substantial concern we might have with an increase is the possibility of use of common shares to fund a poison pill plan that is not in the economic interests of shareholders.

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Increase or issuance of preferred stock

These proposals generally request either authorization of a class of preferred stock or an increase in previously authorized preferred stock. Preferred stock may be used to provide management with the flexibility to consummate beneficial acquisitions, combinations or financings on terms not necessarily available via other means of financing. We generally support these proposals in cases where the company specifies the voting, dividend, conversion and other rights of such stock where the terms of the preferred stock appear reasonable.

Stock splits and reverse stock splits

We generally support stock splits that are not likely to negatively affect the ability to trade shares or the economic value of a share. We generally support reverse splits that are designed to avoid delisting or to facilitate trading in the stock, where the reverse split will not have a negative impact on share value (e.g. one class is reduced while others remain at pre-split levels). In the event of a proposal to reverse split that would not also proportionately reduce the company’s authorized stock, we apply the same analysis we would use for a proposal to increase authorized stock.

Mergers, asset sales, and other special transactions

In reviewing merger and asset sale proposals, BlackRock’s primary concern is the best long-term economic interests of shareholders. While these proposals vary widely in scope and substance, we closely examine certain salient features in our analyses. The varied nature of these proposals ensures that the following list will be incomplete. However, the key factors that we typically evaluate in considering these proposals include:

•	For mergers and asset sales, we assess the degree to which the proposed transaction represents a premium to the company’s trading price. In order to filter out the effects of pre-merger news leaks on the parties’ share prices, we consider a share price from multiple time periods prior to the date of the merger announcement. In most cases, business combinations should provide a premium. We may consider comparable transaction analyses provided by the parties’ financial advisors and our own valuation assessments. For companies facing insolvency or bankruptcy, a premium may not apply.

•	There should be a favorable business reason for the combination.

•	Unanimous board approval and arm’s-length negotiations are preferred. We will consider whether the transaction involves a dissenting board or does not appear to be the result of an arm’s-length bidding process. We may also consider whether executive and/or board members’ financial interests in a given transaction appear likely to affect their ability to place shareholders’ interests before their own.

•	We prefer transaction proposals that include the fairness opinion of a reputable financial advisor assessing the value of the transaction to shareholders in comparison to recent similar transactions.

Poison pill plans

Also known as Shareholder Rights Plans, these plans generally involve issuance of call options to purchase securities in a target firm on favorable terms. The options are exercisable only under certain circumstances, usually accumulation of a specified percentage of shares in a relevant company or launch of a hostile tender offer. These plans are often adopted by the board without being subject to shareholder vote.

Poison pill proposals generally appear on the proxy as shareholder proposals requesting that existing plans be put to a vote. This vote is typically advisory and therefore non-binding. We generally vote in favor of shareholder proposals to rescind poison pills.

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Where a poison pill is put to a shareholder vote, our policy is to examine these plans individually. Although we oppose most plans, we may support plans that include a reasonable ‘qualifying offer clause.’ Such clauses typically require shareholder ratification of the pill, and stipulate a sunset provision whereby the pill expires unless it is renewed. These clauses also tend to specify that an all cash bid for all shares that includes a fairness opinion and evidence of financing does not trigger the pill, but forces either a special meeting at which the offer is put to a shareholder vote, or the board to seek the written consent of shareholders where shareholders could rescind the pill in their discretion. We may also support a pill where it is the only effective method for protecting tax or other economic benefits that may be associated with limiting the ownership changes of individual shareholders.

Reimbursement of expenses for successful shareholder campaigns

Proxy contests and other public campaigns can be valuable mechanisms for holding boards of underperforming companies accountable to their shareholders. However, these campaigns can also lead to unwarranted cost and distraction for boards and management teams, and may be imposed by investors whose interests are not aligned with other investors. Therefore, we generally do not support proposals seeking the reimbursement of proxy contest expenses, even in situations where we support the shareholder campaign, as we believe that introducing the possibility of such reimbursement may incentivize disruptive and unnecessary shareholder campaigns.

Remuneration and benefits

We note that there are both management and shareholder proposals related to executive compensation that appear on corporate ballots. We generally vote on these proposals as described below, except that we typically oppose shareholder proposals on issues where the company already has a reasonable policy in place that we believe is sufficient to address the issue. We may also oppose a shareholder proposal regarding executive compensation if the company’s history suggests that the issue raised is not likely to present a problem for that company.

Advisory resolutions on executive compensation (“Say on Pay”)

In cases where there is a Say on Pay vote, BlackRock will respond to the proposal as informed by our evaluation of compensation practices at that particular company, and in a manner that appropriately addresses the specific question posed to shareholders. We describe in the Appendix herein (“Our approach to Say on Pay”) our beliefs and expectations related to executive compensation practices, our Say on Pay analysis framework, and our typical approach to engagement and voting on Say on Pay.

Advisory votes on the frequency of Say on Pay resolutions (“Say When on Pay”)

BlackRock will generally opt for a triennial vote on Say on Pay. We believe that shareholders should undertake an annual review of executive compensation and express their concerns through their vote on the members of the compensation committee. As a result, it is generally not necessary to hold a Say on Pay vote on an annual basis, as the Say on Pay vote merely supplements the shareholder’s vote on compensation committee members. However, we may support annual Say on Pay votes in some situations, for example, where we conclude that a company has failed to align pay with performance.

Claw back proposals

Claw back proposals are generally shareholder sponsored and seek recoupment of bonuses paid to senior executives if those bonuses were based on financial results that are later restated or were otherwise awarded as a result of deceptive business practices. We generally favor recoupment from any senior executive whose compensation was based on faulty

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financial reporting or deceptive business practices, regardless of that particular executive’s role in the faulty reporting. We typically support these proposals unless the company already has a robust claw back policy that sufficiently addresses our concerns.

Employee stock purchase plans

An employee stock purchase plan (“ESPP”) gives the issuer’s employees the opportunity to purchase stock in the issuer, typically at a discount to market value. We believe these plans can provide performance incentives and help align employees’ interests with those of shareholders. The most common form of ESPP qualifies for favorable tax treatment under Section 423 of the Internal Revenue Code. Section 423 plans must permit all full-time employees to participate, carry restrictions on the maximum number of shares that can be purchased, carry an exercise price of at least 85 percent of fair market value on grant date with offering periods of 27 months or less, and be approved by shareholders. We will typically support qualified ESPP proposals.

Equity compensation plans

BlackRock supports equity plans that align the economic interests of directors, managers and other employees with those of shareholders. We believe that boards should establish policies prohibiting use of equity awards in a manner that could disrupt the intended alignment with shareholder interests, for example: use of the stock as collateral for a loan; use of the stock in a margin account; use of the stock (or an unvested award) in hedging or derivative transactions. We may support shareholder proposals requesting the board to establish such policies.

Our evaluation of equity compensation plans is based on a company’s executive pay and performance relative to peers and whether the plan plays a significant role in a pay-for-performance disconnect. We generally oppose plans that contain “evergreen” provisions allowing for the unlimited increase of shares reserved without requiring further shareholder approval after a reasonable time period. We also generally oppose plans that allow for repricing without shareholder approval. We may also oppose plans that provide for the acceleration of vesting of equity awards even in situations where an actual change of control may not occur. We encourage companies to structure their change of control provisions to require the termination of the covered employee before acceleration or special payments are triggered. Finally, we may oppose plans where we believe that the company is aggressively accounting for the equity delivered through their stock plans.

Golden parachutes

Golden parachutes provide for compensation to management in the event of a change in control. We generally view golden parachutes as encouragement to management to consider transactions that might be beneficial to shareholders. However, a large potential payout under a golden parachute arrangement also presents the risk of motivating a management team to support a sub-optimal sale price for a company.

We may support shareholder proposals requesting that implementation of such arrangements require shareholder approval. We generally support proposals requiring shareholder approval of plans that exceed 2.99 times an executive’s current salary and bonus, including equity compensation.

When determining whether to support or oppose an advisory vote on a golden parachute plan (“Say on Golden Parachutes”), we normally support the plan unless it appears to result in payments that are excessive or detrimental to shareholders. In evaluating golden parachute plans, BlackRock may consider several factors, including:

whether we believe that the triggering event is in the best interest of shareholders;

an evaluation of whether management attempted to maximize shareholder value in the triggering event;

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the percentage of total transaction value that will be transferred to the management team, rather than shareholders, as a result of the golden parachute payment;

whether excessively large excise tax gross up payments are part of the payout;

whether the pay package that serves as the basis for calculating the golden parachute payment was reasonable in light of performance and peers; and/or whether the golden parachute payment will have the effect of rewarding a management team that has failed to effectively manage the company.

It may be difficult to anticipate the results of a plan until after it has been triggered; as a result, BlackRock may vote against a Say on Golden Parachute proposal even if the golden parachute plan under review was approved by shareholders when it was implemented.

Option exchanges

BlackRock may support a request to exchange underwater options under the following circumstances: the company has experienced significant stock price decline as a result of macroeconomic trends, not individual company performance; directors and executive officers are excluded; the exchange is value neutral or value creative to shareholders; and there is clear evidence that absent repricing the company will suffer serious employee incentive or retention and recruiting problems. BlackRock may also support a request to exchange underwater options in other circumstances, if we determine that the exchange is in the best interest of shareholders.

Pay-for-Performance plans

In order for executive compensation exceeding $1 million to qualify for federal tax deductions, the Omnibus Budget Reconciliation Act (OBRA) requires companies to link that compensation, for the company’s top five executives, to disclosed performance goals and submit the plans for shareholder approval. The law further requires that a compensation committee comprised solely of outside directors administer these plans. Because the primary objective of these proposals is to preserve the deductibility of such compensation, we generally favor approval in order to preserve net income.

Pay-for-Superior-Performance

These are typically shareholder proposals requesting that compensation committees adopt policies under which a portion of equity compensation requires the achievement of performance goals as a prerequisite to vesting. We generally believe these matters are best left to the compensation committee of the board and that shareholders should not set executive compensation or dictate the terms thereof. We may support these proposals if we have a substantial concern regarding the company’s compensation practices over a significant period of time, the proposals are not overly prescriptive, and we believe the proposed approach is likely to lead to substantial improvement.

Supplemental executive retirement plans

BlackRock may support shareholder proposals requesting to put extraordinary benefits contained in Supplemental Executive Retirement Plans (“SERP”) agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

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Social, ethical and environmental issues

Our fiduciary duty to clients is to protect and enhance their economic interest in the companies in which we invest on their behalf. It is within this context that we undertake our corporate governance activities. We believe that well-managed companies will deal effectively with the social, ethical and environmental (“SEE”) aspects of their businesses.

BlackRock expects companies to identify and report on the material, business-specific SEE risks and opportunities and to explain how these are managed. This explanation should make clear how the approach taken by the company best serves the interests of shareholders and protects and enhances the long-term economic value of the company. The key performance indicators in relation to SEE matters should also be disclosed and performance against them discussed, along with any peer group benchmarking and verification processes in place. This helps shareholders assess how well management is dealing with the SEE aspects of the business. Any global standards adopted should also be disclosed and discussed in this context.

We may vote against the election of directors where we have concerns that a company might not be dealing with SEE issues appropriately. Sometimes we may reflect such concerns by supporting a shareholder proposal on the issue, where there seems to be either a significant potential threat or realized harm to shareholders’ interests caused by poor management of SEE matters. In deciding our course of action, we will assess whether the company has already taken sufficient steps to address the concern and whether there is a clear and material economic disadvantage to the company if the issue is not addressed.

More commonly, given that these are often not voting issues, we will engage directly with the board or management. The trigger for engagement on a particular SEE concern is our assessment that there is potential for material economic ramifications for shareholders.

We do not see it as our role to make social, ethical or political judgments on behalf of clients. We expect investee companies to comply, at a minimum, with the laws and regulations of the jurisdictions in which they operate. They should explain how they manage situations where such laws or regulations are contradictory or ambiguous.

General corporate governance matters

We believe that shareholders should have the right to vote on key corporate governance matters, including on changes to governance mechanisms and amendments to the charter/articles/by-laws. We may vote against certain directors where changes to governing documents are not put to a shareholder vote within a reasonable period of time, in particular if those changes have the potential to impact shareholder rights (see “Director elections” herein). In cases where a board’s unilateral adoption of changes to the charter/articles/by-laws promotes cost and operational efficiency benefits for the company and its shareholders, we may support such action if it does not have a negative effect on shareholder rights or the company’s corporate governance structure.

When voting on a management or shareholder proposal to make changes to charter/articles/by-laws, we will consider in part the company’s and/or proponent’s publicly stated rationale for the changes, the company’s governance profile and history, relevant jurisdictional laws, and situational or contextual circumstances which may have motivated the proposed changes, among other factors. We will typically support changes to the charter/articles/by-laws where the benefits to shareholders, including the costs of failing to make those changes, demonstrably outweigh the costs or risks of making such changes.

Adjourn meeting to solicit additional votes

We generally support such proposals unless the agenda contains items that we judge to be detrimental to shareholders’ best long-term economic interests.

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Bundled proposals

We believe that shareholders should have the opportunity to review substantial governance changes individually without having to accept bundled proposals. Where several measures are grouped into one proposal, BlackRock may reject certain positive changes when linked with proposals that generally contradict or impede the rights and economic interests of shareholders.

Corporate political activities

Companies may engage in certain political activities, within legal and regulatory limits, in order to influence public policy consistent with the companies’ values and strategies, and thus serve shareholders’ best long-term economic interests. These activities can create risks, including: the potential for allegations of corruption; the potential for reputational issues associated with a candidate, party or issue; and risks that arise from the complex legal, regulatory and compliance considerations associated with corporate political activity. We believe that companies which choose to engage in political activities should develop and maintain robust processes to guide these activities and to mitigate risks, including a level of board oversight.

When presented with shareholder proposals requesting increased disclosure on corporate political activities, we may consider the political activities of that company and its peers, the existing level of disclosure, and our view regarding the associated risks. We generally believe that it is the duty of boards and management to determine the appropriate level of disclosure of all types of corporate activity, and we are generally not supportive of proposals that are overly prescriptive in nature. We may determine to support a shareholder proposal requesting additional reporting of corporate political activities where there seems to be either a significant potential threat or actual harm to shareholders’ interests and where we believe the company has not already provided shareholders with sufficient information to assess the company’s management of the risk.

Finally, we believe that it is not the role of shareholders to suggest or approve corporate political activities; therefore we generally do not support proposals requesting a shareholder vote on political activities or expenditures.

Other business

We oppose giving companies our proxy to vote on matters where we are not given the opportunity to review and understand those measures and carry out an appropriate level of shareholder oversight.

Reincorporation

Proposals to reincorporate from one state or country to another are most frequently motivated by considerations of anti- takeover protections, legal advantages, and/or cost savings. We will evaluate, on a case-by-case basis, the economic and strategic rationale behind the company’s proposal to reincorporate. In all instances, we will evaluate the changes to shareholder protection under the new charter/articles/by-laws to assess whether the move increases or decreases shareholder protections. Where we find that shareholder protections are diminished, we may support reincorporation if we determine that the overall benefits outweigh the diminished rights.

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IPO governance

We expect boards to consider and disclose how the corporate governance structures adopted upon initial public offering (“IPO”) are in shareholders’ best long-term interests. We also expect boards to conduct a regular review of corporate governance and control structures, such that boards might evolve foundational corporate governance structures as company circumstances change, without undue costs and disruption to shareholders.

We will typically apply a one-year grace period for the application of certain director-related guidelines (including, but not limited to, director independence and over-boarding considerations), during which we expect boards to take steps to bring corporate governance standards in line with our expectations.

Further, if a company qualifies as an emerging growth company (an “EGC”) under the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”), we will give consideration to the NYSE and NASDAQ governance exemptions granted under the JOBS Act for the duration such a company is categorized as an EGC. We expect an EGC to have a totally independent audit committee by the first anniversary of its IPO, with our standard approach to voting on auditors and audit-related issues applicable in full for an EGC on the first anniversary of its IPO.

Shareholders’ right to act by written consent

In exceptional circumstances and with sufficiently broad support, shareholders should have the opportunity to raise issues of substantial importance without having to wait for management to schedule a meeting. We therefore believe that shareholders should have the right to solicit votes by written consent provided that: 1) there are reasonable requirements to initiate the consent solicitation process in order to avoid the waste of corporate resources in addressing narrowly supported interests; and 2) support from a minimum of 50% of outstanding shares is required to effectuate the action by written consent. We may oppose shareholder proposals requesting the right to act by written consent in cases where the proposal is structured for the benefit of a dominant shareholder to the exclusion of others, or if the proposal is written to discourage the board from incorporating appropriate mechanisms to avoid the waste of corporate resources when establishing a right to act by written consent. Additionally, we may oppose shareholder proposals requesting the right to act by written consent if the company already provides a shareholder right to call a special meeting that we believe offers shareholders a reasonable opportunity to raise issues of substantial importance without having to wait for management to schedule a meeting.

Shareholders’ right to call a special meeting

In exceptional circumstances and with sufficiently broad support, shareholders should have the opportunity to raise issues of substantial importance without having to wait for management to schedule a meeting. We therefore believe that shareholders should have the right to call a special meeting in cases where a reasonably high proportion of shareholders (typically a minimum of 15% but no higher than 25%) are required to agree to such a meeting before it is called, in order to avoid the waste of corporate resources in addressing narrowly supported interests. However, we may oppose this right in cases where the proposal is structured for the benefit of a dominant shareholder to the exclusion of others. We generally believe that a right to act via written consent is not a sufficient alternative to the right to call a special meeting.

Simple majority voting

We generally favor a simple majority voting requirement to pass proposals. Therefore, we will support the reduction or the elimination of supermajority voting requirements to the extent that we determine shareholders’ ability to protect their economic interests is improved. Nonetheless, in situations where there is a substantial or dominant shareholder, supermajority voting may be protective of public shareholder interests and we may support supermajority requirements in those situations.

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Appendix: Our Approach to Say on Pay

We describe herein our beliefs and expectations related to executive compensation practices, our Say on Pay analysis framework, and our typical approach to engagement and voting on Say on Pay. We provide our views on this issue in somewhat more detail than other issues covered in these Guidelines because of the particular focus on executive compensation matters in the U.S. Although we expect proxy disclosures to be the primary mechanism for companies to explain their executive compensation practices, we may engage with members of management and/or the compensation committee of the board, where concerns are identified or where we seek to better understand a company’s approach to executive compensation. We may also decline opportunities to engage with companies where we do not have any questions or concerns or believe that these Guidelines already cover the issues at hand.

Beliefs and Expectations Related to Executive Compensation Practices

We believe that compensation committees are in the best position to make compensation decisions and should maintain significant flexibility in administering compensation programs, given their knowledge of the strategic plans for the company, the industry in which the company operates, the appropriate performance measures for the company, and other issues internal and/or unique to the company.

Companies should explicitly disclose how incentive plans reflect strategy and incorporate long-term shareholder value drivers; this discussion should include the commensurate metrics and timeframes by which shareholders should assess performance.

We support incentive plans that foster the sustainable achievement of results. Although we believe that companies should identify those performance measures most directly tied to shareholder value creation, we also believe that emphasis should be on those factors within management’s control to create economic value over the long-term, which should ultimately lead to sustained shareholder returns over the long-term. Similarly, the vesting timeframes associated with incentive plans should facilitate a focus on long-term value creation, as appropriate to that particular company.

While we do support the concept of compensation formulas that allow shareholders to clearly understand the rationale for compensation decisions, we do not believe that a solely formulaic approach to executive compensation necessarily drives shareholder value. BlackRock believes that compensation committees should use their discretion in designing incentive plans, establishing pay quanta, and finalizing compensation decisions, and should demonstrate how decisions are aligned with shareholder interests.

BlackRock does not discourage compensation structures that differ from market practice. However, where compensation practices differ substantially from market practice, e.g. in the event of unconventional incentive plan design or extraordinary decisions made in the context of transformational corporate events or turnaround situations, we expect clear disclosure explaining how the decisions are in shareholders’ best interests.

We understand that compensation committees are undertaking their analysis in the context of a competitive marketplace for executive talent. We acknowledge that the use of peer group evaluation by compensation committees can help ensure competitive pay; however we are concerned about the potential ratchet effect of explicit benchmarking to peers. We therefore believe that companies should use peer groups to maintain an awareness of peer pay levels and practices so that pay is market competitive, while mitigating potential ratcheting of pay that is disconnected from actual performance.

We expect companies to select peers that are broadly comparable to the company in question, based on objective criteria that are directly relevant to setting competitive compensation; we evaluate peer group selection based on factors including, but not limited to, business size, relevance, complexity, risk profile, and/or geography.

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We do not believe that arbitrary limits on potential compensation are necessarily in shareholders’ best interests if those limits have the potential to cap performance. However, we expect compensation committees to ensure that incentive plans do not incentivize excessive risk taking beyond the company’s determined risk appetite and that rewards are reasonable in light of returns to shareholders.

We do not set forth a preference between cash, restricted stock, performance based equity awards, and stock options, amongst other compensation vehicles. We acknowledge that each may have an appropriate role in recruiting and retaining executives, in incentivizing behavior and performance, and in aligning shareholders’ and executives’ interests. Compensation committees should clearly disclose the rationale behind their selection of pay vehicles and how these fit with intended incentives. We also observe that different types of awards exhibit varying risk profiles, and the risks associated with pay plan design should be in line with the company’s stated strategy and risk appetite.

We expect compensation committees to consider and respond to the shareholder voting results of relevant proposals at previous years’ annual meetings, and other feedback received from shareholders, as they evaluate compensation plans. At the same time, compensation committees should ultimately be focused on incentivizing long-term shareholder value creation and not necessarily on achieving a certain level of support on Say on Pay at any particular shareholder meeting.

Say on Pay Analysis Framework

We analyze the compensation practices in the context of the company’s stated strategy and identified value drivers and seek to understand the link between strategy, value drivers and incentive plan design.

We examine both target and realizable compensation in order to understand the compensation committee’s intended outcomes, to judge the appropriateness and rigor of performance measures and hurdles, and to assess the pay plan’s sensitivity to the performance of the company.

We review the pay and performance profiles of the company’s disclosed peer companies, as applicable, to identify relative outliers for potential further analysis. We supplement our analysis of the company’s stated peers with an independent review of peer companies as identified by third party vendors and our own analysis; part of this analysis includes an assessment of the relevance of the company’s stated peers and the potential impact the company’s peer selection may have on pay decisions.

We conduct our analysis over various time horizons, with an emphasis on a sustained period, generally 3-5 years; however we consider company-specific factors, including the timeframe the company uses for performance evaluation, the nature of the industry, and the typical business cycle, in order to identify an appropriate timeframe for evaluation.

We review key changes to pay components from previous years and consider the compensation committee’s rationale for those changes.

We examine extraordinary pay items (including but not limited to actual or contractual severance payments, inducement grants, one-time bonus and/or retention awards) to understand the compensation committee’s rationale and alignment with shareholder interests.

We may engage with members of management and/or the compensation committee of the board, where concerns are identified or where we seek to better understand a company’s approach to executive compensation.

We consider BlackRock’s historical voting decisions (including whether a concern that led to a previous vote against management has been addressed, or whether we determined to support management at previous shareholder meetings with the expectation of future change), engagement activity, other corporate governance concerns at the company, and the views of our portfolio managers.

We assess the board’s responsiveness to shareholder voting results of relevant proposals at previous years’

annual meetings, and other feedback received from shareholders.

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Engagement and Voting on Say on Pay

In many instances, we believe that direct discussion with issuers, in particular with the members of the compensation committee, can be an effective mechanism for building mutual understanding on executive compensation issues and for communicating any concerns we may have on executive compensation.

In the event that we determine engagement is not expected to lead to resolution of our concerns about executive compensation, we may consider voting against members of the compensation committee, consistent with our preferred approach to hold members of the relevant key committee of the board accountable for governance concerns. As a result, our Say on Pay vote is likely to correspond with our vote on the directors who are compensation committee members responsible for making compensation decisions.

We may determine to vote against the election of compensation committee members and/or Say on Pay proposals in certain instances, including but not limited to when:

•	We identify a misalignment over time between target pay and/or realizable compensation and company performance as reflected in financial and operational performance and/or shareholder returns;

•	We determine that a company has not persuasively demonstrated the connection between strategy, long-term shareholder value creation and incentive plan design;

•	We determine that compensation is excessive relative to peers without appropriate rationale or explanation, including the appropriateness of the company’s selected peers;

•	We observe an overreliance on discretion or extraordinary pay decisions to reward executives, without clearly demonstrating how these decisions are aligned with shareholders’ interests;

•	We determine that company disclosure is insufficient to undertake our pay analysis; and/or

•	We observe a lack of board responsiveness to significant investor concern on executive compensation issues.

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COLUMBUS CIRCLE INVESTORS

PROXY VOTING POLICY

2011

I.	Procedures

Columbus Circle Investors (Columbus Circle) is generally authorized by its clients, as a term of its Investment Advisory Agreement, the authority to vote and give proxies for the securities held in clients’ investment accounts. At their election, however, clients may retain this authority, in which case Columbus Circle will consult with clients regarding proxy voting decisions as requested.

For those clients for whom Columbus Circle Investors (Columbus Circle) has undertaken to vote proxies, Columbus Circle retains the final authority and responsibility for such voting subject to any specific restrictions or voting instructions by clients.

In addition to voting proxies for clients, Columbus Circle:

1)	provides clients with a concise summary of its proxy voting policy, which includes information describing how clients may obtain a copy of this complete policy and information regarding how specific proxies related to each respective investment account are voted. Columbus Circle provides this summary to all new clients as part of its Form ADV Part 2 Brochure, which is available to any clients upon request;

2)	applies its proxy voting policy according to the following voting policies and keeps records of votes for each client through Institutional Shareholder Services;

3)	keeps records of proxy voting available for inspection by each client or governmental agencies - to both determine whether the votes were consistent with policy and to determine all proxies were voted;

4)	monitors such voting for any potential conflicts of interest and maintains processes to deal with these issues appropriately; and

5)	maintains this written proxy voting policy, which may be updated and supplemented from time to time;

Frank Cuttita, Columbus Circle’s Chief Administrative Officer and Chief Compliance Officer, will maintain Columbus Circle’s proxy voting process. Clients with questions regarding proxy voting decisions in their accounts should contact Mr. Cuttita.

PROXY VOTING POLICY • 1

II.	Voting Guidelines

Keeping in mind the concept that no issue is considered “routine,” outlined below are general voting parameters on various types of issues when there are no extenuating circumstances, i.e., company specific reason for voting differently. The Operating Committee of Columbus Circle has adopted the following voting parameters.

To assist in its voting process, Columbus Circle has engaged Institutional Shareholder Services (ISS), an independent investment advisor that specializes in providing a variety of fiduciary level proxy related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. ISS also provides Columbus Circle with reports that reflect proxy voting activities for Columbus Circle’s client portfolios which provide information for appropriate monitoring of such delegated responsibilities.

Columbus Circle has delegated to ISS the authority to vote Columbus Circle’s clients’ proxies consistent with the following parameters. ISS further has the authority to determine whether any extenuating specific company circumstances exist that would mandate a special consideration of the application of these voting parameters. If ISS makes such a determination, the matter will be forwarded to Mr. Frank Cuttita for review. Likewise, ISS will present to Columbus Circle any specific matters not addressed within the following parameters for consideration.

A.	Management Proposals:

1. When voting on ballot items that are fairly common management sponsored initiatives certain items are generally, although not always, voted affirmatively.

•	“Normal” elections of directors

•	Approval of auditors/CPA

•	Directors’ liability and indemnification

•	General updating/corrective amendments to charter

•	Elimination of cumulative voting

•	Elimination of preemptive rights

PROXY VOTING POLICY • 2

2. When voting items that have a potential substantive financial or best interest impact, certain items are generally, although not always, voted affirmatively:

•	Capitalization changes that eliminate other classes of stock and voting rights

•	Changes in capitalization authorization for stock splits, stock dividends, and other specified needs.

•	Stock purchase plans with an exercise price of not less than 85% FMV

•	Stock option plans that are incentive based and not excessive

•	Reductions in supermajority vote requirements

•	Adoption of antigreenmail provisions

3. When voting items which have a potential substantive financial or best interest impact, certain items are generally not voted in support of the proposed management sponsored initiative:

•	Capitalization changes that add classes of stock that are blank check in nature or that dilute the voting interest of existing shareholders

•	Changes in capitalization authorization where management does not offer an appropriate rationale or that are contrary to the best interest of existing shareholders

•	Anti-takeover and related provisions which serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers

•	Amendments to bylaws that would require super-majority shareholder votes to pass or repeal certain provisions

•	Classified or single-slate boards of directors

•	Reincorporation into a state that has more stringent anti-takeover and related provisions

•	Shareholder rights plans that allow appropriate offers to shareholders to be blocked by the board or trigger provisions which prevent legitimate offers from proceeding.

PROXY VOTING POLICY • 3

•	Excessive compensation or non-salary compensation related proposals, always company specific and considered case-by-case

•	Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements that benefit management and would be costly to shareholders if triggered

•	Amending articles to relax quorum requirements for special resolutions

•	Re-election of director(s) directly responsible for a company’s fraudulent or criminal act

•	Re-election of director(s) who holds offices of chairman and CEO

•	Re-election of director(s) who serve on audit, compensation and nominating committees

•	Election of directors with service contracts of three years, which exceed best practice and any change in control provisions

•	Adoption of option plans/grants to directors or employees of related companies

•	Lengthening internal auditors’ term in office to four years

4. When voting on Say on Pay, Say on Frequency and Say on Golden Parachute issues generally vote affirmatively

•	In support of annual advisory shareholder votes and in support of management compensation not deemed excessive

B.	Shareholder Proposals:

Traditionally shareholder proposals have been used mainly for putting social initiatives and issues in front of management and other shareholders. Under ERISA, it is inappropriate to use (vote) plan assets to carry out such social agendas or purposes. Thus, shareholder proposals are examined closely for their relationship to the best interest of shareholders, i.e., beneficiaries, and economic impact.

1. When voting shareholder proposals, in general, initiatives related to the following items are supported:

•	Auditors should attend the annual meeting of shareholders

PROXY VOTING POLICY • 4

•	Election of the board on an annual basis

•	Equal access to proxy process

•	Submit shareholder rights plan poison pill to vote or redeem

•	Undo various anti-takeover related provisions

•	Reduction or elimination of super-majority vote requirements

•	Anti-greenmail provisions

•	Submit audit firm ratification to shareholder votes

•	Audit firm rotations every five or more years

•	Requirement to expense stock options

•	Establishment of holding periods limiting executive stock sales

•	Report on executive retirement benefit plans

•	Require two-thirds of board to be independent

•	Separation of chairman and chief executive posts

2. When voting shareholder proposals, in general, initiatives related to the following items are not supported:

•	Requiring directors to own large amounts of stock before being eligible to be elected

•	Restoring cumulative voting in the election of directors

•	Reports which are costly to provide or which would require duplicative efforts or expenditures which are of a non-business nature or would provide no pertinent information from the perspective of ERISA shareholders

•	Restrictions related to social, political or special interest issues which impact the ability of the company to do business or be competitive and which have a significant financial or best interest impact, such as specific boycotts or restrictions based on political, special interest or international trade considerations; restrictions on political contributions; and the Valdez principles.

PROXY VOTING POLICY • 5

•	Restrictions banning future stock option grants to executives except in extreme cases

3. Additional shareholder proposals require case-by-case analysis

•	Prohibition or restriction of auditors from engaging in non-audit services (auditors will be voted against if non-audit fees are greater than audit and audit-related fees, and permitted tax fees combined)

•	Requirements that stock options be performance-based

•	Submission of extraordinary pension benefits for senior executives under a company’s SERP for shareholder approval

•	Shareholder access to nominate board members

•	Requiring offshore companies to reincorporate into the United States

Another expression of active involvement is the voting of shareholder proposals. Columbus Circle evaluates and supports those shareholder proposals on issues that appropriately forward issues of concern to the attention of corporate management. Historically, many shareholder proposals received very little support, often not even enough to meet SEC refiling requirements in the following year although the SEC is considering relaxing the standards for the placement of shareholder initiatives on ballots. Support of appropriate shareholder proposals is becoming a more widespread and acknowledged practice and is viewed by many as a direct expression of concern on an issue to corporate management. It is noted, however, that the source (and motivation of the shareholder proposal proponent) can affect outcome on a shareholder proposal vote.

Columbus Circle has not, to date, actively considered filing shareholder proposals, writing letters to companies on a regular basis, or engaging numerous companies in a dialogue. These activities and others that could be considered expressions of activism are not under consideration at this time. Should a particular equity company’s policy become of concern, the evaluation and voting process will continue to be the first level of monitoring and communication. Columbus Circle’s staff participates in national forums and maintains contacts with corporate representatives.

PROXY VOTING POLICY • 6

III.	Conflicts of Interest

Columbus Circle will monitor its proxy voting process for material conflicts of interest. By maintaining the above-described proxy voting process, most votes are made based on overall voting parameters rather than their application to any particular company thereby eliminating the effect of any potential conflict of interest.

Columbus Circle has reviewed its business, financial and personal relationships to determine whether any conflicts of interest exist, and will at least annually assess the impact of any conflicts of interest. As of the date of this policy, Columbus Circle may have a conflict of interest related to voting certain securities of publicly held companies to which the firm provides investment advisory services.

In the event of a vote involving a conflict of interest that does not meet the specific outlined parameters above or requires additional company-specific decision-making, Columbus Circle will vote according to the voting recommendation of ISS. In the rare occurrence that ISS does not provide a recommendation, CCI may request client consent on the issue.

PROXY VOTING POLICY • 7

EXHIBIT D

FIDUCIARY MANAGEMENT, INC. (FMI)

Statement on Proxy Voting Policies and Voting Procedures

(Effective as of 12/31/2008)

Policies

Fiduciary Management, Inc. (“FMI”) will vote proxies in a manner that we feel best protects the interests of the common shareholder. We will look critically upon any issue or vote that will limit or reduce the prerogatives and/or influence of the common shareholders. The following statement of policies is couched in terms of our general posture on various issues, recognizing that there are always exceptions.

Administrative Issues

We will generally vote in favor of the re-election of directors and the appointment of actuaries, auditors, and similar professionals. We will also vote in favor of programs of indemnification of directors, which are consistent with common practice. The changing of auditors raises a yellow flag, and we try to determine the reasons for any change. If the change results from a dispute between the company and the auditors, and we feel the auditor’s position is correct, we will vote against making a change.

Management Entrenchment Issues

We will generally vote against any proposal or policy that seeks to prevent the takeover of a company that is in receipt of a bona fide offer, whether friendly or otherwise. Such anti-takeover policies may include, but are not limited to poison pill, super-majority voting, golden parachute arrangements, and staggered board arrangements, where that represents a change from a standard board. We will generally vote in favor of maintaining preemptive rights for shareholders, one share/one vote, and cumulative voting rights. Generally we will support proposals calling for majority vote for directors and separation of the Chairman and CEO roles.

We will tend to vote against creation of classes of stock with superior voting rights, which protect management’s voting control despite reduced financial commitment of management to the company. We will evaluate proposals, such as changing state of incorporation, fiscal year, or corporate charter, in light of specific circumstances prompting the proposal, to determine whether the proposed change would reduce shareholders’ rights.

Mergers and Acquisitions

Voting on mergers, acquisitions, or spin-offs requires an evaluation of the impact of those transactions upon the company, and we will vote based upon our assessment of what is best for the company and therefore the shareholders. With respect to a proposed takeover of the company, we initially evaluate an offer for the company in terms of the fairness of the price. We do this in the context of a two- to three-year time horizon to avoid selling at a premium over a temporarily depressed stock price. We would generally vote in favor of offers that represent a fair price, paid either in cash or in exchange for liquid securities of strong acquiring firms. We will oppose offers, which we feel represent an unfair price, and we will oppose offers where shareholders are asked to finance a takeover by taking back debt or preferred stocks of questionable quality. We tend to be skeptical of management-led leveraged buyouts, as we feel it is very difficult for them to be objective as to the value of the company when they are the purchaser.

Management Incentives

We strongly favor programs that encourage outright stock ownership as opposed to conventional option plans. In limited cases, when the options are earmarked for lower level employees and the absolute amount is modest, we will vote affirmatively. We now generally vote against traditional stock option plans. Typical option plans result in a misalignment of management and shareholder interests, due to the asymmetrical risk profile of an option. Since there is no downside risk, managements have an incentive to take excessive risk. In short, executives tend to cease thinking like true owners. We like to see senior and executive level managers own stock in multiples of their annual salary.

Ideally we prefer to see bonuses and incentive awards paid in stock (with a vesting period), rather than cash or options. We look for stock award plans to be based on tangible operating performance metrics, such as return-on-invested capital or profit margin.

Additionally, when we deem a management as excessively compensated, we will likely vote against any kind of additional reward plan, even if the plan by itself looks reasonable.

Social Issues

It is our belief that socially responsible companies have, over time, provided superior investment returns for long-term investors. Fair hiring and inclusiveness with respect to women and minorities create a positive corporate culture that offers greater opportunities for growth for all employees, with concomitant rewards for shareholders of the company. A responsible corporate policy with respect to environmental issues is critical to all of us.

Our general posture with respect to social issues is to support management so long as they are complying with the spirit of the laws and regulations of the United States of America. Shareholder proposals must be considered on a case-by-case basis. The number of specific issues that we have seen raised on proxy votes with respect to social and labor issues are increasing. Since there is much “gray” and little “black and white” with respect to the level of corporate commitment to many of the social issues, and since we are generally supportive of the goals and policies of the companies which we own, we would tend to vote in favor of management on these issues absent evidence that the company is abusing our trust, or direction from our clients to the contrary. If it is the desire of a client to provide input and direction on the voting of proxies with respect to certain issues, we would be more than happy to advise them when such issues arise and to defer to their wishes in voting on those issues.

Conflicts of Interest

When there is an apparent conflict of interest, or the appearance of a conflict of interest, e.g., where FMI may receive fees from a company for advisory or other services at the same time that FMI has investments in the stock of that company, we will vote with management on those issues on which brokerage firms are allowed to vote without customer approval under NYSE rules, e.g. directors and auditors. On other issues, we will advise our clients of the conflict, and we will vote as the client directs. If we receive no direction from a client, we will abstain.

Procedures

FMI has the responsibility and authority to vote proxies with respect to the securities under its management unless the right to vote proxies is expressly reserved for the client, plan trustees or other plan fiduciary. FMI will advise the Pension Committee, Board of Trustees, Custodian or Client to forward all proxy materials to its offices and will take reasonable steps to ensure that they are received. We will review the issues to be voted upon and vote the proxies in accordance with the policies stated above, unless directed otherwise by the client. We will maintain and monitor all meeting, ballot, account and vote information, and make this information available to clients upon request.

In situations where securities held in a portfolio are not generally owned “across the board” in all client accounts with the same investment style, i.e. small holdings, we will vote those proxies based upon the management’s recommendations.

Proxies cannot be voted on any securities that have been loaned out by the client. Where securities have been loaned out and a vote is required regarding a material event, FMI will attempt to recall the loaned security in order to vote the proxy. This does not apply to “small holdings” as defined above.

Proxy Voting Policy and Procedure

Reviewed and Updated: April 2014

Background

When so directed and authorized by clients, GlobeFlex Capital, L.P. (“GlobeFlex”) is responsible for voting proxies for securities held in the client accounts. This document sets forth the policies with respect to proxy voting and procedures to comply with Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Advisers Act”). Specifically, Rule 206(4)-6 requires that GlobeFlex:

•	adopt and implement written policies and procedures reasonably designed to ensure that it votes client securities in the best interest of clients;

•	address material conflicts that may arise in connection with proxy voting;

•	describe its proxy voting policies and procedures to clients and furnish them a copy of the policies and procedures upon request; and

•	disclose to clients how they may obtain information from GlobeFlex about how proxies for their securities were voted.

Policy

It is the policy of GlobeFlex to vote proxies in the interest of maximizing value for GlobeFlex’s clients. Proxies are an asset of a client, which should be treated by GlobeFlex with the same care, diligence, and loyalty as any asset belonging to a client. To that end, GlobeFlex will vote in a way that it believes, consistent with its fiduciary duty, will cause the value of the issue to increase the most or decline the least. Consideration will be given to both the short and long term implications of the proposal to be voted on when considering the optimal vote.

There may be times when refraining from voting is in the client’s best interest. Examples include instances where GlobeFlex’s analysis of a particular proxy reveals that the timing or cost of voting the proxy may be prohibitive, exceeding the expected benefit to the client (i.e., casting a vote on a foreign security may require that the adviser obtain the client’s original signature on new document in an unreasonably short period of time). Additionally, some nations require the “share blocking” where shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting with a designated depositary. During this blocking period, shares that will be voted cannot be sold until the meeting has taken place and the shares are returned to the shareholders’ custodian banks. As this would limit its ability to transact in the shares for a period of time, where share blocking is required GlobeFlex will likely abstain from voting those shares. Finally, if a client participates in securities lending, GlobeFlex may not be able to vote proxies of those securities that are on loan. While GlobeFlex is not required to vote every proxy, and not voting should not necessarily be construed as a violation of fiduciary obligations, GlobeFlex shall at no time ignore or neglect its proxy voting responsibilities. Such position also complies with Interpretive Bulletin 94-2 of the Department of Labor (“DOL”).

Any general or specific proxy voting guidelines provided by an advisory client or its designated agent in writing will supersede this policy. Clients may wish to have their proxies voted by an independent third party or other named fiduciary or agent, at the client’s cost.

Voting Procedures

GlobeFlex subscribes to a third party service provider (“the Proxy Service”) with respect to proxy voting. Under a proxy voting agency service agreement, the Proxy Service keeps GlobeFlex apprised of shareholder meeting dates of securities holdings, makes copies of proxy materials available for review upon request, and votes proxies in accordance with its guidelines or instructions. The Proxy Service maintains all necessary proxy voting records including documentation of why and how votes were cast for clients. The Proxy Service will be notified of proxy guidelines provided by clients and will be instructed to vote for the specific client according to the custom policies. The Proxy Service will keep records of the custom policies and voting history.

The Proxy Service has formulated guidelines, based on their research, which set forth positions on recurring issues. GlobeFlex reviews these guidelines periodically, identifying changes and evaluating accordingly. The guidelines are not exhaustive and do not include all potential voting issues. Proposals not covered by the guidelines and contested situations are evaluated on a case-by-case basis, taking into consideration all of the relevant facts and circumstances at the time of the vote. GlobeFlex’s voting decisions are then communicated to the Proxy Service.

Although GlobeFlex may consider the Proxy Service’s recommendations on proxy issues, GlobeFlex bears ultimate responsibility for proxy voting decisions. For ERISA plans for which GlobeFlex votes proxies, GlobeFlex is not relieved of its fiduciary responsibility by following directions of the Proxy Service or the ERISA plans’ named fiduciaries or by delegating proxy voting responsibility to another person. In the case of voting proxies for clients which are publicly traded, GlobeFlex will rely upon the Proxy Service’s recommendations, in order to avoid potential or perceived conflicts of interest.

Identifying and Resolving Conflicts of Interest

Potential conflicts of interest

A potential conflict of interest arises when GlobeFlex has business interests that may not be consistent with the best interests of its client. The following is a non-exhaustive list of potential conflicts of interests that could influence the proxy voting process:

•	GlobeFlex retains an institutional client, or is in the process of retaining an institutional client, that is (or is affiliated with) an issuer that is held in GlobeFlex’s client portfolios.

•	GlobeFlex retains a client, or is in the process of retaining a client that is an officer or director of an issuer that is held in GlobeFlex’s client portfolios.

•	GlobeFlex’s employees maintain a personal and/or business relationship (not an advisory relationship) with issuers or individuals that serve as officers or directors of issuers.

•	A GlobeFlex employee personally owns a significant number of an issuer’s securities that are also held in GlobeFlex’s client portfolios.

Identifying conflicts of interest

GlobeFlex realizes that due to the difficulty of predicting and identifying all material conflicts, it must rely on its employees to notify the Chief Compliance Officer (“CCO”) of any material conflict that may impair GlobeFlex’s ability to vote proxies in an objective manner. The CCO will continuously monitor for conflicts. GlobeFlex has also hired a third-party compliance consulting firm, ACA Compliance Group (“ACA”). GlobeFlex will consult with ACA and/or outside counsel if any possible conflicts arise. ACA will also review and attempt to identify additional proxy voting conflicts during its annual review of GlobeFlex.

In addition, any attempts by others within GlobeFlex to influence the voting of client proxies in a manner that is inconsistent with the proxy voting policy shall be reported to the CCO. Further, any attempts by persons or entities outside GlobeFlex to influence the voting of client proxies shall be reported to the CCO. The CCO may then elect to report the attempt to the Chief Executive Officer, Chief Investment Officer and legal counsel.

Resolution of conflicts of interest

Upon detection of a material conflict of interest, the proxy vote in question will be voted in accordance with the pre-determined policy recommendation of the Proxy Service, in accordance with the U.S. Securities & Exchange Commission’s release number IA-2106.

Recordkeeping

GlobeFlex shall maintain the following types of historical records:

Client requests to review proxy votes:

•	Any request, whether written (including email) or oral, received by any employee of GlobeFlex, must be promptly reported to Marketing/Client Service. All written requests must be retained in the permanent file.

•	In order to facilitate the management of proxy voting record keeping process, and to facilitate dissemination of such proxy voting records to clients, Marketing/Client Service may distribute to any client requesting proxy voting information the complete proxy voting record of that client for the period requested.

•	Marketing/Client Service will furnish the information requested, free of charge, to the client within a reasonable time period (generally 10 business days). GlobeFlex will maintain a copy of the written record provided in response to client’s written (including email) or oral request. A copy of the written response should be attached and maintained with the client’s written request, if applicable, and maintained in the permanent file.

•	Clients are permitted to request the proxy voting record for the 5 year period prior to their request.

Proxy voting policy and procedures:

•	GlobeFlex will maintain the current Proxy Voting Policy as well as all past versions for the last 7 years.

Proxy voting records:

•	A record of how client proxies were voted (such records are also maintained by the Proxy Service).

•	Documents prepared or created by GlobeFlex that were material to making a decision on how to vote, or that memorialized the basis for the decision.

•	Documentation or notes or any communications received from third parties, other industry analysts, third party service providers, company’s management discussions and the like that were material in the basis for the GlobeFlex’s decision.

Disclosure

GlobeFlex will ensure that Part 2 of Form ADV and private placement memoranda are updated as necessary to reflect: (i) all material changes to the Proxy Voting Policy; and (ii) information about how clients may obtain information on how GlobeFlex voted their securities.

Proxy Solicitation

As a matter of practice, it is GlobeFlex’s policy to not reveal or disclose to any client how GlobeFlex may have voted (or intends to vote) on a particular proxy until after such proxies have been counted at a shareholder’s meeting. GlobeFlex will generally not disclose such information to unrelated third parties or issuers.

The CCO is to be promptly informed of the receipt of any solicitation from any person to vote proxies on behalf of clients. At no time may any employee accept any remuneration in the solicitation of proxies. The CCO shall handle all responses to such solicitations.

PROXY VOTING AND GOVERNANCE COMMITTEE

PROXY VOTING POLICY

Scope

This policy applies to those investment advisory, banking and trust company subsidiaries and business units (each, a “Member Firm”) of The Bank of New York Mellon Corporation (“BNY Mellon”) that have elected to join the BNY Mellon Proxy Voting and Governance Committee (“PVGC” or the “Committee”). These Member Firms include the BNY Mellon businesses listed on Appendix A.

1.	Fiduciary Duty: PVGC recognizes that an investment manager is a fiduciary that owes its clients a duty of utmost good faith and full and fair disclosure of all material facts. PVGC further recognize that the right to vote proxies is an asset, just as the economic investment represented by the shares is an asset. An investment manager’s duty of loyalty precludes the manager from subrogating its clients’ interests to its own. Accordingly, in voting proxies, PVGC will seek to act solely in the best financial and economic interests of Member Firm clients, and for the exclusive benefit of pension and other employee benefit plan participants. With regard to voting proxies in international markets, a Member Firm weighs the cost of voting, and potential inability to sell, the shares against the benefit of voting the shares to determine whether or not to vote.

2.	Long-Term Perspective: PVGC recognizes that management of a publicly-held company may need protection from the market’s frequent focus on short-term considerations, so as to be able to concentrate on such long-term goals as productivity and development of competitive products and services.

3.	Limited Role of Shareholders: PVGC believes that a shareholder’s role in the governance of a publicly-held company is generally limited to monitoring the performance of the company and its managers and voting on matters which properly come to a shareholder vote. PVGC will carefully review referred proposals that would limit shareholder control or could affect shareholder values.

4.	Anti-takeover Proposals: PVGC generally will oppose proposals that seem designed to insulate management unnecessarily from the wishes of a majority of the shareholders and that would lead to a determination of a company’s future by a minority of its shareholders. PVGC will generally support proposals that seem to have as their primary purpose providing management with temporary or short-term insulation from outside influences so as to enable them to bargain effectively with potential suitors and otherwise achieve identified long-term goals to the extent such proposals are discrete and not bundled with other proposals.

5.	“Social” Issues: On questions of social responsibility where economic performance does not appear to be an issue, PVGC will attempt to ensure that management reasonably responds to the social issues. Responsiveness will be measured by management’s efforts to address

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the particular social issue including, where appropriate, assessment of the implications of the proposal to the ongoing operations of the company. PVGC will pay particular attention to repeat issues where management has failed in the intervening period to take actions previously committed to.

With respect to clients who require proxies to be cast in a certain manner on particular social responsibility issues, proposals relating to such issues will be evaluated and voted separately by the client’s portfolio manager in accordance with such policies, rather than pursuant to the procedures set forth in Section 6.

6.	Proxy Voting Process: Every voting proposal is reviewed, categorized and analyzed in accordance with PVGC’s written voting guidelines in effect from time to time. PVGC’s guidelines are reviewed periodically and updated as necessary to reflect new issues and any changes in the Committee’s policies on specific issues. Items that can be categorized will be voted in accordance with any applicable guidelines or referred to PVGC, if the applicable guidelines so require. Proposals for which a guideline has not yet been established will be referred to PVGC for discussion and vote. Additionally, PVGC may elect to review any proposal where it has identified a particular issue for special scrutiny in light of new information. PVGC will also consider specific interests and issues raised to the Committee by a Member Firm, which interests and issues may require that a vote for an account managed by that Member Firm to be cast differently from the collective vote in order to act in the best interests of such account’s beneficial owners.

7.	Material Conflicts of Interest: PVGC recognizes its duty to vote proxies in the best interests of its clients. The Committee seeks to avoid material conflicts of interest through the establishment of the committee structure, which applies detailed, pre-determined proxy voting guidelines in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by third party vendors, and without consideration of any client relationship factors. Further, PVGC engages a third party as an independent fiduciary to vote all proxies for BNY Mellon securities and securities of any individual fund within The Dreyfus Family of Funds or The BNY Mellon Funds, and may engage an independent fiduciary to vote proxies of other issuers in the Committee’s discretion.

8.	Securities Lending: PVGC seeks to balance the economic benefits of engaging in lending securities against the inability to vote on proxy proposals to determine whether to recall shares, unless a plan fiduciary retains the right to direct a Member Firm to recall shares.

9.	Recordkeeping: PVGC will keep, or cause its agents to keep, the records for each voting proposal required by law.

10.	Disclosure: PVGC will furnish a copy of this policy and any related procedures, or a description thereof, to investment advisory clients as required by law. In addition, upon request, PVGC will furnish a copy of this policy, any related procedures, and its voting guidelines to clients who have delegated proxy voting authority to a Member Firm. PVGC recognizes that the applicable trust or account document, the applicable client agreement, the

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Employee Retirement Income Security Act of 1974 (“ERISA”) and certain other laws may require disclosure of other information relating to proxy voting in certain circumstances. This information will only be disclosed after the shareholder meeting has concluded to authorized persons for the account for which shares are voted. PVGC disclosed publicly (on the BNY Mellon website) summaries of the Committee’s view on certain subject matters, and these summaries may provide insight as to how the Committee is likely to vote as a result of applying the Voting Guidelines to certain types of proposals. The Committee generally does not provide a rationale for its vote decision to non-committee members.

Revised as of November 26, 2013

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Appendix A

Member Firm as of September 2013

•	Alcentra NY, LLC

•	The Bank of New York Mellon

•	The Bank of New York Mellon Trust Company N.A.

•	BNY Mellon Investment Management Singapore Pte. Limited

•	BNY Mellon, National Association

•	BNY Mellon Trust of Delaware

•	The Boston Company Asset Management, LLC

•	The Dreyfus Corporation

•	Lockwood Advisors, Inc.

•	MBSC Securities Corporation

•	Mellon Capital Management Corporation

•	Standish Mellon Asset Management Company LLC

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Introduction to BNY Mellon’s Proxy Voting and Governance Committee

The BNY Mellon Proxy Voting and Governance Committee (the “Committee”) consists of representatives from certain investment advisory, banking, trust company, and other fiduciary business units (each, a “Member Firm”) affiliated with The Bank of New York Mellon Corporation (“BNY Mellon”). The Member Firms include:

Alcentra NY, LLC

The Bank of New York Mellon

The Bank of New York Mellon Trust Company N.A.

BNY Mellon, National Association

BNY Mellon Trust of Delaware

The Boston Company Asset Management, LLC

The Dreyfus Corporation

Lockwood Advisors, Inc.

MBSC Securities Corporation

Mellon Capital Management Corporation

Standish Mellon Asset Management Company LLC

Typically, as part of the fiduciary relationship between an investment management client and a Member Firm, the client delegates its right to exercise voting authority in connection with the securities being managed by the Member Firm for that client. The Member Firm, in exercising those voting rights on behalf of the client, does so with the guidance and assistance of the Committee. Voting rights are most commonly exercised by casting votes by proxy at shareholder meetings on matters that have been submitted to shareholders for approval.

The Committee functions within BNY Mellon’s fiduciary business framework as a sub-Committee of BNY Mellon’s Fiduciary Risk Management Committee (“FRMC”). As part of its oversight responsibilities, the FRMC monitors the activities of the Committee and reviews and assists the Committee from time to time with respect to the establishment and implementation of the Committee’s proxy voting guidelines (see below) and practices.

Certain investment advisers or other fiduciary business units of BNY Mellon are not part of the Committee, and those businesses have established separate voting practices and procedures in connection with the voting activities they undertake on behalf of their fiduciary clients. For example, information concerning the Committee and the Voting Guidelines do not represent the views of Insight Investment Management Limited, Meriten Investment Management GmbH, The Newton Group or Walter Scott & Partners Limited, and it is possible that the votes cast by any of these firms with respect to a proposal could be different than the voting of the Committee’s Member Firms on that same proposal.

Click on a link below for more information about the Committee.

•	Philosophy

•	Voting Guidelines

•	Process

•	Managing Conflicts

Philosophy

The Committee recognizes that the responsibility for the daily management of a company’s operations and strategic planning is entrusted to the company’s management team, subject to oversight by the company’s board of directors. As a general matter, our Member Firms invest in companies believed to be led by competent management and the Committee customarily votes in support of management proposals and consistent with management’s recommendations. However, the Committee believes that Member Firms, in their role as fiduciaries, must express their view on the performance of the directors and officers of the companies in which clients are invested and how these clients’ interests as shareholders are being represented. Accordingly, the Committee will vote against those proposals that it believes would negatively impact the economic value of clients’ investments – even if those proposals are supported or recommended by company management.

The Committee seeks to vote on proxies of non-U.S. companies through application of the Voting Guidelines. However, corporate governance practices, disclosure requirements and voting operations vary significantly among the various non-U.S. markets in which our clients invest. In these markets, the Committee seeks to submit proxy votes in a manner consistent with the Voting Guidelines, while taking into account the different legal and regulatory requirements. Many non-U.S. markets require that securities be “blocked” or registered to vote at a company’s meeting. Absent an issue that is likely to impact clients’ economic interest in a company, Member Firms generally will not subject their clients to the loss of liquidity that could be imposed by these requirements. Additionally, the costs of voting in certain non-U.S. markets may be substantially higher than in the U.S. In these markets, the Member Firms will weigh the associative costs against the benefit of voting, and may refrain from voting certain non-U.S. securities in instances where the items presented are not likely to have a material impact on shareholder value.

The foregoing information is only a portion of a broader description of the BNY Mellon Proxy Voting and Governance Committee and its philosophy, voting guidelines, process, and approach to conflicts of interest. Please refer to the Introduction section and review the related information on prior and subsequent pages for the complete overview, including the meanings of the capitalized terms used herein.

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Voting Guidelines

The Committee seeks to make proxy voting decisions that are in the best interest of the clients of its Member Firms. For this purpose, the Committee has established detailed, pre-determined, written proxy voting guidelines for specific types of proposals and matters commonly submitted to shareholders (“Voting Guidelines”). These Voting Guidelines are designed to assist with voting decisions which over time will result in maximizing the economic value of the securities of companies held in client accounts. The Committee believes that this approach is consistent with the fiduciary obligations of its Member Firms and with the published positions of applicable regulators with an interest in such matters (e.g., the U.S. Securities and Exchange Commission and the U.S. Department of Labor).

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Viewed broadly, the Voting Guidelines seek to maximize shareholder value by promoting sound corporate governance policies through the support of proposals that are consistent with four key objectives:

•	The alignment of the interests of a company’s management and board of directors with those of the company’s shareholders;

•	To promote the accountability of a company’s management to its board of directors, as well as the accountability of the board of directors to the company’s shareholders;

•	To uphold the rights of a company’s shareholders to affect change by voting on those matters submitted to shareholders for approval; and

•	To promote adequate disclosure about a company’s business operations and financial performance in a timely manner.

The Summary of Voting Guidelines provides a collection of summaries of how the Committee views the subject matter of various proposals and provides insight as to how the Committee is likely to vote as a result of applying the Voting Guidelines to certain types of proposals.

Member Firm investment management clients may receive a copy of the Voting Guidelines, as well as the Committee’s Proxy Voting Policy and any related procedures, upon request. Clients may also receive information on the proxy voting history for their Member Firm managed accounts upon request. Please contact your Member Firm relationship manager for more information.

If a Member Firm client chooses to delegate proxy voting authority to an entity other than a Member Firm (whether such delegation applies to all or only a portion of the securities within the account managed by the Member Firm), such other entity’s (and not the Committee’s) proxy voting guidelines will apply to those securities.

The foregoing information is only a portion of a broader description of the BNY Mellon Pro xy Voting and Governance Committee and its philosophy, voting guidelines, process, and approach to conflicts of interest. Please refer to the Introduction section and review the related information on prior and subsequent pages for the complete overview, including the meanings of the capitalized terms used herein.

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Summaries of Selected Proxy Voting Guidelines

The following are summaries of how the BNY Mellon Voting and Governance Policy Committee (the “Committee”) generally views certain matters that are brought before the Committee in connection with the voting of proxies by those Member Firms who exercise voting discretion as a fiduciary for their clients. These summaries and the views reflected below by their nature are not intended to be complete and are not detailed explanations of all the guidelines and rule sets that the Committee uses to assist with the proxy voting process. The summaries below are published by the Committee to provide public company issuers and investors with a broad view of how the Committee approaches certain topics and proposals in the context of voting proxies for its Member Firms’ fiduciary clients; and such summaries are not intended to limit in any way the Committee’s or any Member Firm’s actions with respect to its activities regarding the voting of proxies of any particular proposal or on shareholder voting matters generally.

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Please refer to the Introduction section for an overview of the Committee, its philosophy, voting guidelines, process, and approach to conflicts of interest, and for the meanings of the capitalized terms used herein.

1.	Boards and Directors

A.	Election of Directors

The Committee believes that a majority of a company’s board members should be independent of management.

i)	Incumbent / Nominee Directors

The Committee generally votes FOR incumbent and nominee directors. However, the Committee generally votes to WITHOLD support in cases when individual directors (or the board, as applicable): (1) adopt, amend or renew a poison pill without shareholder approval or commitment to obtain shareholder approval within 12 months (applied to incumbent directors up for re-election at annual or special meeting which follows such action), (2) attend less than 75% of meetings for two consecutive years, (3) serve on more than six boards, (4) are CEOs of a public company and serve on more than 3 boards, or (5) fail to respond to approved shareholder proposals.

ii)	Compensation Committee Members

Generally, the Committee votes FOR incumbent members of the compensation committee. However, the Committee will generally consider the proposal on a CASE-BY-CASE basis in situations where: (1) there are excise tax gross-ups, excise tax indemnification or “make whole” provisions in recent change-in-control or severance agreements, (2) the company’s stock performance is poor relative to peers and its compensation arrangements or pay practices is deemed excessive relative to peers, or (3) there appears to be an imbalance in a company’s long term incentive compensation plans between the performance-based and time-based awards for the executive officers.

iii)	Audit Committee

Generally, the Committee votes FOR independent incumbent members of an audit committee. However, the Committee will generally consider the proposal on a CASE-BY- CASE basis in situations where: (1) audit fees are either undisclosed or insufficiently disclosed such that the amount paid to the auditor for non-audit services cannot be determined, (2) a material weakness is disclosed and not remediated timely, or (3) non-audit fees exceed the sum of audit, audit-related and tax compliance/preparation fees.

iv)	Management Nominees

The Committee generally votes FOR management nominees for board or committee membership. In exceptional cases, such as severe governance concerns or when a Proxy Advisor recommends to withhold, the Committee will generally consider the proposal on a CASE-BY-CASE basis. If a nominee received less than majority support at the prior election and the board has not addressed the cause of that low support, the Committee will generally WITHHOLD its support.

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B.	Board Governance

i)	Classified Board

The Committee believes shareholders should annually vote for all members on a company’s board of directors. The Committee votes FOR requests to declassify the board and will generally vote AGAINST proposals to adopt or continue a classified board structure.

ii)	Board Independence

The Committee votes FOR management proposals for the election of independent directors that meet listing standards and generally favors an independent chairperson. Conversely, the Committee votes AGAINST shareholder proposals that are more or less restrictive than listing standards with respect to director “independence.”

iii)	Board Size

The Committee votes FOR management requests to configure the size of the board of directors with appropriate rationale, absent evidence of entrenchment or a disadvantage to shareholders. However, the Committee votes AGAINST proposals that remove the shareholders’ right to vote on board configuration matters, or that would give the board sole discretion to set the number of members.

iv)	Vote Majority and Removal

Generally, the Committee supports the practice of one share, one vote. As such, we vote FOR proposals to elect director nominees by the affirmative vote of the majority of votes cast at the annual or special meeting. The same practice is applied to proposals mandating the removal of a director upon a simple majority vote, such that the Committee votes AGAINST management proposals that require a supermajority vote for removal.

v)	Separate Chairman and CEO

Generally, the Committee votes FOR management proposals that propose to separate the positions of Chairman and CEO. However, the Committee generally votes AGAINST shareholder proposals to separate the Chairman and CEO positions if a lead or presiding director with appropriate authority is appointed; but is likely to vote FOR such a proposal if a lead or presiding director with appropriate authority has not been appointed. When considering the sufficiency of a lead or presiding director’s authority, the Committee will consider: whether the director: (1) presides at all meetings of the board (and executive sessions of the independent directors) at which the Chairman is not present, (2) serves as a liaison between the Chairman and the independent directors, (3) approves board meeting agendas, (4) has the authority to call meetings of the independent directors, and (5) if requested by major shareholders, ensures that s/he is available for consultation and direct communication.

2.	Accounting and Audit

Generally, the Committee votes FOR the ratification of the board’s selection of an auditor for the company. The Committee will vote AGAINST the ratification of the auditors if there are concerns of negligence due to issuance of an inaccurate audit opinion. The Committee typically votes AGAINST shareholder proposals for auditor rotation arrangements that are more restrictive than regulatory requirements.

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3.	Anti-Takeover Measures

Generally, the Committee opposes proposals that seem designed to insulate management unnecessarily from the wishes of a majority of the shareholders and that would lead to a determination of a company’s future by a minority of its shareholders. However, the Committee generally supports proposals that seem to have as their primary purpose providing management with temporary or short-term insulation from outside influences so as to enable management to bargain effectively with potential suitors and otherwise achieve identified long-term goals to the extent such proposals are discrete and not bundled with other proposals.

A.	Shareholder Rights Plan or “Poison Pill”

Generally, the Committee votes FOR proposals to rescind a “poison pill” or proposals that require shareholder approval to implement a “pill.” Further, a WITHHOLD support vote on the election of directors will follow the adoption or renewal of a poison pill without shareholder approval.

B.	Non-net Operating Loss Shareholder Rights Plan

Generally, the Committee votes FOR non-net operating loss shareholder rights plans if all the following are in place: (1) a plan trigger that is 20% or greater, (2) a term not exceeding 3 years, (3) the plan terminates if not ratified by shareholder majority, (4) there are no “dead hand” or “modified dead hand” provisions, and (5) the plan has a qualified offer clause. The Committee generally reviews these NNOL plans on a CASE-BY-CASE basis outside of these prescribed requirements.

C.	Special Meetings and Majority Vote

The Committee believes the rights to call a special meeting and to approve an action with a simple majority vote are powerful tools for shareholders. As such, we generally support proposals that uphold these rights. More specifically, with respect to calling a special meeting, the Committee generally votes FOR proposals that would allow shareholders to call a special meeting if a reasonably high proportion of shareholders (typically of at least 10-15%, depending on the company’s market capitalization, but no more than 25%, of the company’s outstanding stock) are required to agree before such a meeting is called.

For companies that currently permit shareholders of 25% or less of outstanding stock to call a special meeting (or no such right exists), the Committee may vote AGAINST proposals that would effectively lower (or initially establish) the minimum ownership threshold to less than 10% (for large cap companies) or 15% (for small cap companies). However, for companies that currently permit shareholders of greater than 25% of outstanding stock to call a special meeting (or no such right exists), the Committee is likely to consider on a CASE-BY-CASE basis those proposals that would effectively lower (or initially establish) the minimum ownership threshold to less than 10% (for large cap companies) or 15% (for small cap companies).

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D.	Written Consent

The Committee will generally vote FOR proposals to permit shareholders to act by written consent if the company does not currently permit shareholders to call for a special meeting or to act by written consent. The Committee will generally vote AGAINST proposals on written consent if the company permits shareholders the right to call for a special meeting.

4.	Capital Structure, Mergers, Sales and Transactions

A.	Mergers

The Committee is likely to consider on a CASE-BY-CASE basis those proposals to merge, reincorporate or to affect some other type of corporate reorganization. In making these decisions, the Committee’s primary concern is the long-term economic interests of shareholders, and it will consider Member Firm opinions, the fairness opinion, and the Proxy Advisors’ vote recommendations when determining a vote decision on these or similar proposals.

B.	Capital Structure

In assessing asset sales, reorganizations, bankruptcy or other capital structure changes, the Committee looks to the economic and strategic rationale behind the transaction and supports those proposals that reasonably can be expected to uphold or enhance the shareholders’ long- term economic interest.

i)	The Committee generally votes FOR stock split proposals if the purpose is to: (1) increase liquidity and/or (2) adjust for a significant increase in stock price.

ii)	The Committee generally votes FOR reverse stock split proposals if the purpose is to avoid stock exchange de-listing. The Committee also generally votes FOR proposals to decrease the number of common stock shares outstanding following reverse stock splits and proposals to eliminate unissued blank check preferred stock or a class of common stock with voting rights greater than the class held in client accounts.

C.	Authorized Stock Increases

Generally, the Committee votes FOR proposals for the authorization to issue additional shares of common or preferred stock if it determines that the increase is: (1) not excessive relative to the industry’s average rate or otherwise harmful to the long-term economic interests of shareholders, or (2) necessary to avoid bankruptcy or to comply with regulatory requirements or other legally binding matters. The Committee will generally vote AGAINST such proposals that would exceed the industry’s average rate and/or the business purpose is not articulated sufficiently.

D.	Preferred Stock Authorization

Where the voting power of the new issuance is specified as equal to or less than existing common stock shares, and the Proxy Advisors and the fairness opinion agree, the Committee generally votes FOR proposals to issue preferred stock. When the voting power of the new issuance is either unspecified or exceeds that of the existing shares of common stock, the Committee generally votes AGAINST proposals to issue preferred stock.

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5.	Corporate Governance

A.	Cumulative Voting

The Committee generally votes AGAINST proposals to continue or to adopt cumulative voting.

B.	Amend Bylaw, Charter or Certificate

Generally, the Committee votes FOR management proposals when the focus is administrative in nature or compliance driven and there is no evidence of negative impact to shareholder rights. If evidence suggests that proposals would result in a reduction of shareholder rights or lead to entrenchment, the Committee votes AGAINST such proposals.

C.	Indemnity Liability Protection

Generally, the Committee votes FOR proposals to limit directors’ liability or expand indemnification on behalf of their service to the company. However, the Committee votes AGAINST proposals that support indemnification for director actions conducted in bad faith, gross negligence or reckless disregard of duties.

D.	Adjourn Meeting

In cases where the Committee is supportive of the underlying transaction or proposal and the purpose of the adjournment is to obtain additional votes, the Committee will vote FOR the adjournment.

6.	Proxy Contests

In the case of proxy contests, the Committee will endeavor to provide both parties an opportunity to present their case and arguments before determining a course of action.

The Committee’s general policy is to consider: (1) the long-term economic impact of the decision, (2) the company’s record and management’s ability to achieve our reasonable expectations for shareholder return, (3) overall compensation for officers and directors and share price performance relative to industry peers, (4) whether the offer fully realizes the future prospects of the company in question with the likelihood of the challenger achieving their stated goals, and (5) the relevant experience of all board nominees.

7.	Social, Ethical and Environmental

The Committee reviews all management sponsored social, ethical and environmental responsibility proposals on a CASE-BY-CASE basis. Generally, the Committee considers various factors in voting decisions, including: (1) the long-term economic impact including implementation cost-to- benefit considerations, (2) the company’s current legal and regulatory compliance status, (3) the binding or advisory nature of the request, and (4) whether the proposal’s underlying objective is within the scope of the company’s influence and control.

The Committee generally votes FOR shareholder sponsored proposals when the proposal reasonably can be expected to enhance long-term shareholder value and when management fails to respond meaningfully to the proposal. The Committee generally votes AGAINST shareholder proposals when management has responded meaningfully and there is no evidence of: (1) shareholder value creation, (2) regulatory non-compliance, (3) failed oversight from the board and management for the subject activity, (4) the company is operating outside of industry standard practice, or (5) the proposal request is vague or overly restrictive and unlikely to achieve the underlying intent.

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8.	Compensation and Benefits

A.	Equity Compensation

The Committee employs a shareholder value transfer model and a burn rate model to measure the value transfer from shareholders to employees and directors when considering equity compensation proposals.

The Committee generally votes FOR proposals relating to equity compensation plans that: (1) pass our shareholder value transfer model and burn rate model and prohibit share re-pricing without shareholder approval, (2) pass our shareholder value transfer model and burn rate model, are silent on share re-pricing and the company has no history of re-pricing, (3) use section 162(m) rules for plan administration by independent directors, or (4) require an issuance of stock or options as equal payment in lieu of cash to directors.

The Committee generally votes AGAINST compensation plans that: (1) fail our shareholder value transfer model or burn rate model, and allow for option exchange or re-pricing without shareholder approval, (2) pass our shareholder value transfer model and burn rate model, but permit accelerated vesting without consummation of a change-in-control transaction, or (3) serve as a vehicle to perpetuate a disconnect between pay and performance or favors executive officers whose pay is already significantly higher than peers.

The Committee reviews on a CASE-BY-CASE basis those proposals that:

i)	pass our shareholder value transfer model and either (1) fail our burn rate model, (2) the plan is “silent” on re-pricing and the company has a history of the practice, or (3) a Proxy Advisor recommends an “against” vote; or

ii)	fail our shareholder value transfer model but the plan (1) is required to complete a transaction supported by the Committee or (2) includes details regarding extenuating business circumstances.

B.	Say on Pay

If the ballot seeks an advisory vote on the frequency of say-on-pay proposals, the Committee generally votes FOR proposals that call for say-on-pay on an ANNUAL basis.

The Committee will generally vote FOR management proposals on say-on-pay. However, the Committee will generally consider the proposal on a CASE-BY-CASE basis in situations where: (1) there are excise tax gross-ups, excise tax indemnification or “make whole” provisions in recent change-in-control or severance agreements, (2) the company’s stock performance is poor relative to peers and its compensation arrangements or pay practices is deemed excessive relative to peers, (3) the company fails to address compensation issues identified in prior meetings when adequate opportunity to address has passed, or (4) there appears to be an imbalance in a company’s long term incentive compensation plans between the performance-based and time- based awards for the executive officers.

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C.	Option Re-pricing or Exchange

Generally, the Committee believes that stock compensation aligns managements’ and shareholders’ interests based on fair-market value grants.

In cases where management is proposing to address a compensation misalignment, the Committee generally votes FOR such proposals that: (1) seek exchanges that are value-for- value, (2) exclude executives, directors and consultants, (3) do not recycle exercised options, and/or (4) involve current options that are significantly under water and the new exercise price is reasonable. The Committee generally votes FOR proposals that require stock option exchange and re-pricing programs to be put to shareholder vote.

In cases of proposals where the exchange and/or re-pricing requests do not meet these criteria, the Committee generally votes AGAINST the management proposal.

D.	Golden Parachute Plans

In reviewing management compensation agreements, the Committee generally votes FOR those that: (1) involve payments that do not exceed three times the executive’s total compensation (salary plus bonus), (2) have a double trigger, and (3) do not provide for a tax gross-up in the contract. Conversely, the Committee generally votes AGAINST compensation agreements that do not adhere to these requirements. As a facet of a capital structure change, the Committee will consider these compensation agreements on a CASE-BY-CASE basis.

In reviewing shareholder proposals, we generally support those that require the company to submit compensation agreements to a vote.

E.	Clawbacks

When determining the effectiveness of a company’s clawback/recoupment policy, the Committee will consider: (1) the amount of information the company provides in its proxy statement on the circumstances under which the company recoups incentive or equity compensation, (2) whether the company’s policy extends to named executive officers and other senior executive officers (and not simply the CEO and CFO), (3) if the policy requires recoupment of incentive and equity compensation received and subsequently determined to have been “unearned” during the prior 3-year period, and (4) if the policy considers performance- based compensation to be “unearned” if the corresponding performance target(s) are later determined to have not been achieved for any reason (rather than first requiring evidence of “misconduct” or fraudulent activity and/or a formal restatement of financial results).

F.	Other Compensation Requests

Generally, the Committee votes FOR stock purchase plans that allow a broad group of employees to purchase shares and limit the discount to 15% or less. Conversely, the Committee generally votes AGAINST proposals that are limited to senior executives and/or provides for a discount that is greater than 15%.

Generally, the Committee votes FOR proposals that seek management and director retention of stock awards for no more than one year and/or 25% of stock awarded. Conversely, the Committee generally votes AGAINST proposals that seek retention of stock awards for greater than one year and 75% of stock awarded.

*        *        *

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Process

The Committee has retained the services of two independent proxy advisors (“Proxy Advisors”) to provide the Committee with comprehensive research, analysis, and voting recommendations. These services are used most frequently in connection with proposals or matters that may be controversial or require a case-by-case analysis by the Committee in accordance with its Voting Guidelines. The Committee has engaged one of its Proxy Advisors as its proxy voting agent (the “Proxy Agent”) to administer the mechanical, non-discretionary elements of proxy voting and reporting for Member Firm clients. In that administrative role, the Committee has directed the Proxy Agent to follow the specified Voting Guidelines and apply it to each applicable proxy proposal or matter where a shareholder vote is sought. Accordingly, proxy items that can be appropriately categorized and matched will be voted in accordance with the applicable guideline or referred to the Committee if the guideline so requires. Proxy proposals or shareholder voting matters for which the Committee has not yet established a guideline (e.g., new proposals arising from emerging economic or regulatory issues) will be referred to the Committee for discussion and vote.

For items referred to it, the Committee may determine to accept or reject any recommendation based on the research and analysis provided by its Proxy Advisors or on any independent research and analysis obtained or generated by the Committee. In all cases, the ultimate voting decision and responsibility rests with the Member Firms, which are accountable to their clients.

The foregoing information is only a portion of a broader description of the BNY Mellon Proxy Voting and Governance Committee and its philosophy, voting guidelines, process, and approach to conflicts of interest. Please refer to the Introduction section and review the related information on prior and subsequent pages for the complete overview, including the meanings of the capitalized terms used herein.

*        *        *

Managing Conflicts

It is the policy of the Committee to make proxy voting decisions that are solely in the best long-term economic interests of the clients of its Member Firms. The Committee is aware that, from time to time, voting on a particular proposal or with regard to a particular issuer may present a potential for conflict of interest for its Member Firms. For example, potential conflicts of interest may arise when: (1) a proponent of a proxy proposal has a business relationship with some BNY Mellon affiliated company; and/or (2) an employee, officer or director of BNY Mellon or one of its affiliated companies has a personal interest in the outcome of a particular proxy proposal.

Aware of the potential for conflicts to influence the voting process, the Committee and the FRMC consciously developed the Voting Guidelines and structured the Committee and its practices with several layers of controls that are designed to ensure that the Committee’s voting decisions are not influenced by interests other than those of its Member Firms’ fiduciary clients. For example, the Committee developed its Voting Guidelines with the assistance of internal and external research and recommendations provided by third party vendors but without consideration of any BNY Mellon client relationship factors. The Committee has directed the Proxy Agent to apply the Voting Guidelines to individual proxy items in an objective and consistent manner across client accounts and similarly has directed the Proxy Agent to administer proxy voting for Member Firm clients. When proxies are voted in accordance with these pre-determined guidelines, it is the Committee’s view that these votes do not present the potential for a material conflict of interest and no additional safeguards are needed.

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For those proposals for which the Voting Guidelines do not provide determinative guidance (e.g., new proposals arising from emerging economic or regulatory issues), they are referred to the Committee for discussion and vote. In these instances, the Committee votes based upon its principle of maximizing shareholder value. In this context the Committee seeks to address the potential for conflicts presented by such “referred” items through deliberately structuring its membership. The representatives of the Member Firms on the Committee do not include individuals whose primary duties relate to sales, marketing or client services. Rather the Committee consists of senior officers and investment professionals from its Member Firms, and is supported by members of BNY Mellon’s Compliance, Legal and Risk Management Departments, as necessary.

With respect to the potential for personal conflicts of interest, BNY Mellon’s Code of Conduct requires that all employees make business decisions free from conflicting outside influences. Under this Code, BNY Mellon employees’ business decisions are to be based on their duty to BNY Mellon and to their clients, and not driven by any personal interest or gain. All employees are to be alert to any potential for conflict and to identify and mitigate or eliminate any such conflict. Accordingly, members of the Committee with a personal conflict of interest regarding a particular public company or proposal that is being voted upon must recuse themselves from participation in the discussion and decision-making process with respect to that matter.

Additionally, there are certain instances where the Committee may determine to engage an independent fiduciary to vote proxies as a further safeguard to avoid any potential conflicts of interest or as otherwise required by applicable law. Use of an independent fiduciary has been adopted for voting the proxies issued by BNY Mellon and by any individual fund within The Dreyfus Family of Funds or The BNY Mellon Funds. If necessary or appropriate, the Committee may engage the independent fiduciary to vote proxies issued by other companies.

The foregoing information is only a portion of a broader description of the BNY Mellon Proxy Voting and Governance Committee and its philosophy, voting guidelines, process, and approach to conflicts of interest. Please refer to the Introduction section and review the related information on prior and subsequent pages for the complete overview, including the meanings of the capitalized terms used herein.

*        *        *

January 15, 2014

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PROXY VOTING POLICIES AND PROCEDURES

February 2015

Introduction

Mondrian Investment Partners Limited (“Mondrian”) is a registered investment adviser with the U.S. Securities and Exchange Commission (“SEC”) pursuant to the Investment Advisers Act of 1940, as amended, (the “Advisers Act”). Mondrian provides investment advisory services to various types of clients such as registered and unregistered commingled funds, defined benefit plans, defined contribution plans, private and public pension funds, foundations, endowment funds and other types of institutional investors. Pursuant to the terms of an investment management agreement between Mondrian and its client or as a result of some other type of specific delegation by the client, Mondrian is often given the authority and discretion to vote proxy statements relating to the underlying securities which are held on behalf of such client. Also, clients sometimes ask Mondrian to give voting advice on certain proxies without delegating full responsibility to Mondrian to vote proxies on behalf of the client. Mondrian has developed the following Proxy Voting Policies and Procedures (the “Procedures”) in order to ensure that it votes proxies or gives proxy voting advice that is in the best interests of its clients.

Proxy Voting Committee

To help make sure that Mondrian votes client proxies in accordance with the Procedures and in the best interests of clients, it has established a Proxy Voting Committee (the “Committee”) which is responsible for overseeing the proxy voting process. The Committee consists of the following Mondrian personnel (i) two investment staff; (ii) Chief Operating Officer; and (iii) Chief Compliance Officer. The Committee will meet as necessary to help Mondrian fulfill its duties to vote proxies for clients.

Procedures for Determining the Proxy Voting Policy

One of the main responsibilities of the Committee is to review and approve the Procedures on a yearly basis. The Procedures are usually reviewed during the first quarter of the calendar year before the beginning of the “proxy voting season” and may also be reviewed at other times of the year, as necessary. When reviewing the Procedures, the Committee looks to see if the Procedures are designed to allow Mondrian to vote proxies in a manner consistent with the goal of voting in the best interests of clients and maximizing the value of the underlying shares being voted on by Mondrian. The Committee will also review the Procedures to make sure that they comply with any new rules promulgated by the SEC or other relevant regulatory bodies. After the Procedures are approved by the Committee, Mondrian will vote proxies or give advice on voting proxies generally in accordance with such Procedures.

In order to facilitate the actual process of voting proxies, Mondrian has contracted with an independent company, Institutional Shareholder Services (“ISS”).

As part of the annual approval process, the Committee will review the ISS proxy voting guidelines (the “Guidelines”) details of which are published on their website (http://www.issgovernance.

com/policy- gateway/2015-policy-information/). If the Guidelines remain consistent with Mondrian’s expectations for good corporate governance in the companies it invests in, Mondrian will adopt the Guidelines as the basis for its own proxy voting policy.

Accordingly, Mondrian has fully adopted the Guidelines as Mondrian’s own proxy voting policy again in 2014.

Procedure for Voting Proxies

Both ISS and the client’s custodian monitor corporate events for Mondrian. Mondrian gives an authorization and letter of instruction to the client’s custodian who then forwards proxy materials it receives to ISS so that ISS may vote the proxies. On a regular basis, Mondrian will send ISS an updated list of client accounts and security holdings in those accounts, so that ISS can update its database and is aware of which proxies it will need to vote on behalf of Mondrian clients. If needed, the Committee has access to these records.

Mondrian’s investment analysts review all individual proxy voting motions. They will take into consideration the relevant facts and circumstances, the ISS recommendation and the ISS research to determine how the proxy should be voted, so that the proxy is voted in the best interests of the client. As Mondrian has adopted the Guidelines, in the vast majority of cases Mondrian will follow the ISS recommendation.

However, there may be times when Mondrian believes that the best interests of the client will be better served if it votes a proxy counter to the ISS recommended vote on that proxy and, where that situation arises, the matter will be referred to the Committee.

The Committee will generally review the research provided by ISS on the particular issue, and it may also conduct its own research or solicit additional research from another third party on the issue. After gathering this information and possibly discussing the issue with other relevant parties (e.g. the Chief Investment Officer of the relevant product who, as long as there is no conflict of interest, will both know the company well and have aligned interests with their clients), the Committee will use the information gathered to determine how to vote on the issue in a manner which the Committee believes is consistent with Mondrian’s Procedures and in the best interests of the client.

Mondrian will attempt to vote every proxy which they or their agents receive when a client has given it the authority and direction to vote such proxies. However, there are situations in which Mondrian may not be able to process a proxy. For example, Mondrian may not have sufficient time to process a vote because it or its agents received a proxy statement in an untimely manner. Use of a third party service, such as ISS, and relationships with multiple custodians help avoid a situation where Mondrian is unable to vote a proxy.

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Company Management Recommendations

When determining whether to invest in a particular company, one of the factors Mondrian may consider is the quality and depth of the company’s management. As a result, Mondrian believes that recommendations of management on any issue (particularly routine issues) should be given a fair amount of weight in determining how proxy issues should be voted. Thus, on many issues, Mondrian’s votes are cast in accordance with the recommendations of the company’s management. However, Mondrian will normally vote against management’s position when it runs counter to the Guidelines, and Mondrian will also vote against management’s recommendation when such position is not in the best interests of Mondrian’s clients.

Conflicts of Interest

As a matter of policy, the Committee and any other officers, directors, employees and affiliated persons of Mondrian may not be influenced by outside sources who have interests which conflict with the interests of Mondrian’s clients when voting proxies for such clients. However, in order to ensure that Mondrian votes proxies in the best interests of the client, Mondrian has established various systems described below to properly deal with a material conflict of interest.

Most of the proxies which Mondrian receives on behalf of its clients are voted by ISS in accordance with these pre-determined, pre- approved Procedures. As stated above, these Procedures are reviewed and approved by the Committee at least annually normally during the first quarter of the calendar year and at other necessary times. The Committee approves the Procedures only after it has determined that the Procedures are designed to help Mondrian vote proxies in a manner consistent with the goal of voting in the best interests of its clients. Because the majority of client proxies are voted by ISS pursuant to the Guidelines, it normally will not be necessary for Mondrian to make a real-time determination of how to vote a particular proxy, thereby largely eliminating conflicts of interest for Mondrian from the proxy voting process.

In the limited instances where Mondrian is considering voting a proxy contrary to ISS recommendation, the Committee will first assess the issue to see if there is any possible conflict of interest involving Mondrian or affiliated persons of Mondrian. If there is no perceived conflict of interest, the Committee will then vote the proxy according to the process described in “Procedures for Voting Proxies” above. If at least one member of the Committee has actual knowledge of a conflict of interest, the Committee will normally use another independent analyst to do additional research on the particular issue in order to make a recommendation to the Committee on how to vote the proxy in the best interests of the client. The Committee will then review the proxy voting materials and recommendation provided by ISS and the independent third party to determine how to vote the issue in a manner which the Committee believes is consistent with Mondrian’s Procedures and in the best interests of the client. In these instances, the Committee must come to a unanimous decision regarding how to vote the proxy or they will be required to vote the proxy in accordance with ISS original recommendation. Documentation of the reasons for voting contrary to ISS recommendation will generally be retained by Mondrian.

Availability of Proxy Voting Information and Recordkeeping

Clients of Mondrian will be directed to their client service representative to obtain information from Mondrian on how their securities were voted. At the beginning of a new relationship with a client, Mondrian will provide clients with a concise summary of Mondrian’s proxy voting process and will inform clients that they can obtain a copy of the complete Procedures upon request. The information described in the preceding two sentences will be included in Part 2A of Mondrian’s Form ADV which is delivered to each new client prior to the commencement of investment management services. Existing clients will also be provided with the above information.

Mondrian will also retain extensive records regarding proxy voting on behalf of clients. Mondrian will keep records of the following items: (i) the Procedures; (ii) proxy statements received regarding client securities (via hard copies held by ISS or electronic filings from the SEC’s EDGAR filing system); (iii) records of votes cast on behalf of Mondrian’s clients (via ISS); (iv) records of a client’s written request for information on how Mondrian voted proxies for the client, and any Mondrian written response to an oral or written client request for information on how Mondrian voted proxies for the client; and (v) any documents prepared by Mondrian that were material to making a decision how to vote or that memorialized the basis for that decision. These records will be maintained in an easily accessible place for at least five years from the end of the fiscal year during which the last entry was made on such record. For the first two years, such records will be stored at the offices of Mondrian.

Proxy Voting Guidelines

The Guidelines summarize Mondrian’s positions on various issues and give a general indication as to how it will vote shares on each issue. The Committee has reviewed the Guidelines and determined that voting proxies pursuant to the Guidelines should be in the best interests of the client and should facilitate the goal of maximizing the value of the client’s investments. Although Mondrian will usually vote proxies in accordance with these Guidelines, it reserves the right to vote certain issues counter to the Guidelines if, after a thorough review of the matter, it determines that a client’s best interests would be served by such a vote. Moreover, the Guidelines may not include all potential voting issues. To the extent that the Guidelines do not cover potential voting issues, Mondrian will vote on such issues in a manner that is consistent with the spirit of the Guidelines and that promotes the best interests of the client. In situations where there is an option of confidentiality offered in relation to a specified voting item, Mondrian will take that offer.

Global Voting Principles

ISS have provided the following overview of their global voting principles:

ISS’ voting recommendations on management and shareholder proposals at publicly traded companies are intended to assist institutional investors in meeting their fiduciary requirements with respect to voting by promoting long-term shareholder value creation and risk mitigation at their portfolio firms through support of responsible global corporate governance practices. These practices should respect shareholder rights and provide appropriate transparency, taking into account relevant laws, customs, and best practice codes of each market and region, as well as the right and responsibility of shareholders to make informed voting decisions. The following tenets comprise the core principles that apply globally within this framework.

Accountability

Boards should be accountable to shareholders, the owners of the companies, by holding regular board elections, by providing sufficient

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information for shareholders to be able to assess directors and board composition, and by providing shareholders with the ability to remove directors.

Directors should respond to investor input such as that expressed through vote results on management and shareholder proposals and other shareholder communications.

Shareholders should have meaningful rights on structural provisions, such as approval of or amendments to the corporate governing documents and a vote on takeover defenses. In addition, shareholders’ voting rights should be proportional to their economic interest in the company; each share should have one vote. In general, a simple majority vote should be required to change a company’s governance provisions or to approve transactions.

Stewardship

A company’s governance, social, and environmental practices should meet or exceed the standards of its market regulations and general practices and should take into account relevant factors that may impact significantly the company’s long-term value creation. Issuers and investors should recognize constructive engagement as both a right and responsibility.

Independence

Boards should be sufficiently independent so as to ensure that they are able and motivated to effectively supervise management’s performance and remuneration, for the benefit of all shareholders. Boards should include an effective independent leadership position and sufficiently independent committees that focus on key governance concerns such as audit, compensation, and the selection and evaluation of directors.

Transparency

Companies should provide sufficient and timely information that enables shareholders to understand key issues, make informed vote decisions, and effectively engage with companies on substantive matters that impact shareholders’ long-term interests in the company.

In its previous policies Mondrian has summarized the Guidelines within these Procedures. This process was assisted by the summaries of the guidelines provided by ISS. These included a general “International” set of guidelines which incorporated all non-US country policies within this broad category. As each jurisdiction has subtly, and in some cases, materially, different approaches to proxy voting issues, such a broad summary did not adequately address all of the differences. ISS have now produced more detailed descriptions of their guidance in individual countries and regions. Mondrian feels that it is now more efficient to provide clients with direct access to the detailed underlying policies on the ISS website and these can be found at: http://www.issgovernance.com/policy-gateway/2015-policy-information/

In addition to the items addressed in the Guidelines, Mondrian operates the following policies:

Shareblocking

In a number of countries in which Mondrian invests client assets (including Holland, Italy and France), local laws require the imposition of a trading block on shareholders once they have voted their proxies in relation to companies registered in that country. These trading blocks are usually for a set period and can be for a number of weeks. Mondrian believes that there are situations where it is in the client’s greater interest to retain the ability to sell the shares rather than to participate in the proxy vote.

In such countries, provided that the criteria set out below are met, registration to vote for a specific proxy will not be required and Mondrian’s investment analysts will not need to seek the permission of the Proxy Voting Committee for a “no vote” decision. The following criteria must be met before a “no vote” decision may be made:

•	the Mondrian analyst does not consider the proxy items being proposed to be material;

•	a “no vote” decision by Mondrian would be unlikely to impact the outcome of the vote

(i.e. the proposals would likely go ahead anyway);

•	the Mondrian analyst is not aware of any conflicts of interest in deciding not to vote;

•	there is a possibility that Mondrian will wish to sell the shares in the near future;

•	the Mondrian analyst is satisfied that by not voting the clients would not be disadvantaged relative to the risk of not being able to sell the shares during the share blocking period, and

•	a record is made justifying the decision

Re-registration

There are certain markets (e.g. Switzerland and Germany) where registered shares for some companies need to be re-registered into the name of the beneficial owner in order to be able to vote. In most cases this is impractical and therefore shares in these markets are unable to be voted.

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OAKTREE CAPITAL MANAGEMENT, L.P.

PROXY VOTING GUIDELINES AND PROCEDURES

Rule 206(4)-6, “Proxy Voting by Investment Advisers” requires all investment advisers who exercise voting authority over client proxies to: (a) adopt policies and procedures for voting proxies in the best interest of the client; (b) describe the procedures to clients; and (c) inform clients how they may obtain information about how the adviser has actually voted their proxies.

Oaktree has always taken seriously its responsibility to exercise voting authority with respect to the securities that form part of its clients’ portfolios. We believe the right to vote such proxies is a valuable asset, and we have always sought to vote such proxies in a manner that would maximize the value of our clients’ holdings.

We have policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interests of our clients and to recognize and resolve any material conflicts of interest that may arise in the course of such voting. Our investment professionals will vote in accordance with our proxy voting guidelines for clients who provide Oaktree with the authority to vote on their behalf unless an exception is warranted. All such proxies will be reviewed by the Compliance department prior to submission. The receipt of each proxy, the communication of the votes to third parties and the maintenance of all supporting documentation will be coordinated by our Accounting and operations teams.

Your Global Investment Authority

Policy

These proxy voting policies and procedures (“Policies and Procedures”) are intended to foster PIMCO’s compliance with its fiduciary obligations and applicable law. These Policies and Procedures apply to any voting or consent rights with respect to securities held in accounts over which PIMCO has discretionary voting authority.

Effective Date:	August 2003

Revised Date:	May 2007

May 2010

October 2012

June 2014

Proxy Voting Policy & Procedures

June 2014

These proxy voting policies and procedures (“Policies and Procedures”) are intended to foster PIMCO’s compliance with its fiduciary obligations and applicable law. These Policies and Procedures apply to any voting or consent rights with respect to securities held in accounts over which PIMCO has discretionary voting authority.1

PIMCO will vote proxies in accordance with these Policies and Procedures for each of its clients unless expressly directed by a client in writing to refrain from voting that client’s proxies. PIMCO’s authority to vote proxies on behalf of its clients results from its advisory contracts, comparable documents or by an overall delegation of discretionary authority over its client’s assets.

A. General Statements of Policy

These Policies and Procedures are designed in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO’s clients. As a general matter, when PIMCO has proxy voting authority, PIMCO has a fiduciary obligation to monitor corporate events and to vote all client proxies that come to its attention. If it is consistent with PIMCO’s contractual obligations to the client, however, PIMCO may determine not to vote a proxy if it believes that: (1) the effect on the client’s economic interests or the value of the portfolio holding is insignificant in relation to the client’s account; (2) the cost of voting the proxy outweighs the possible benefit to the client, including, without limitation, situations where a jurisdiction imposes share blocking restrictions which may affect the ability of the portfolio manager (“PM”) to effect trades in the related security; or (3) the Legal and Compliance department has determined that it is consistent with PIMCO’s fiduciary obligations not to vote.

[1]	Voting or consent rights shall not include matters which are primarily decisions to buy or sell investments, such as tender offers, exchange offers, conversions, put options, redemptions, and Dutch auctions.

B. Conflicts of Interest

1.	Identification of Material Conflicts of Interest

a)	In General. PIMCO has a fiduciary obligation to vote all client proxies in good faith and in the best interests of the client. Conflicts of interest, however, may, or may appear to, interfere with PIMCO’s ability to vote proxies in accordance with this fiduciary standard. Actual or potential conflicts of interest when PIMCO votes client proxies could arise in many ways, such as (i) if PIMCO has a material business relationship with the issuer to which the proxy relates; (ii) if a credit analyst assigned to recommend how to vote a fixed income proxy or a PM responsible for voting proxies has a material personal or business relationship with the issuer; (iii) if PIMCO clients have divergent interests in the proxy vote; and (iv) if the PM voting a proxy becomes aware of a material business relationship between the issuer and a PIMCO affiliate before voting.

PIMCO seeks to prevent conflicts of interest from interfering with its voting of client proxies by identifying such conflicts and resolving them as described in these Policies and Procedures.

b)	Equity Securities.[2] PIMCO has retained an Industry Service Provider (“ISP”)[3] to provide recommendations on how to vote proxies with respect to Equity Securities. PIMCO will follow the recommendations of the ISP unless: (i) the ISP is unable to vote a proxy (such as if the ISP has a disabling conflict of interest); or (ii) a PM decides to override the ISP’s voting recommendation. In either such case as described below, the Legal and Compliance department will review the proxy to determine whether a material conflict of interest, or the appearance of one, exists. Each PM has a duty to disclose to the Legal and Compliance department any potential, actual or apparent material conflict of interest known to the PM relating to a proxy vote in relation to an equity security (whether the proxy will be voted by the ISP or PIMCO). If no potential, actual or apparent material conflict of interest is identified by, or disclosed to, the Legal and Compliance department, the proxy may be voted by the responsible PM in good faith and in the best interests of the client.

If a potential, actual or apparent material conflict of interest is identified by, or disclosed to, the Legal and Compliance department, it will be resolved either by applying: (i) the policies and procedures set forth herein; (ii) a protocol previously established by a conflicts committee (“Conflicts Committee”); (iii) a direct decision of the Conflicts Committee; or (iv) such other procedure(s) approved by the Legal and Compliance department. See Section B.2 below.

[2]	The term “equity securities” means common and preferred stock, including common and preferred shares issued by investment companies; it does not include debt securities convertible into equity securities.
[3]	The ISP for Equity Securities proxy voting is Institutional Shareholder Services (“ISS”), Inc., One Chase Manhattan Plaza, 44th Floor, New York, NY 10005.

PROXY VOTING POLICY & PROCEDURES | JUNE 2014 2

c)	Fixed Income Securities. PIMCO’s Credit Research Group is responsible for issuing recommendations on how to vote proxies and consents (collectively referred to herein as proxies) with respect to fixed income securities. Each member of the Credit Research Group assigned to issue a voting recommendation has a duty to disclose to the Legal and Compliance department any such potential, actual or apparent material conflict of interest known to such person relating to that voting recommendation. If no such potential, actual or apparent material conflict of interest is disclosed to the Legal and Compliance department, the Credit Research Group may issue a recommendation as to how to vote the proxy. If such a potential, actual or apparent material conflict is disclosed to the Legal and Compliance department, it will be resolved either by applying: (i) the policies and procedures set forth herein; (ii) a protocol previously established by the Conflicts Committee; (iii) a direct decision of the Conflicts Committee; or (iv) such other procedure(s) approved by the Legal and Compliance department. See Section B.2 below.

Where the Credit Research Group issues a recommendation, PIMCO will follow the recommendation, unless a PM decides to override the Credit Research Group’s voting recommendation. If a PM decides to override the recommendation, the Legal and Compliance department may review the proxy to determine whether a material conflict of interest, or the appearance of one, exists with respect to the PM’s voting of the proxy. Each PM has a duty to disclose to the Legal and Compliance department, any potential, actual or apparent material conflict of interest known to the PM relating to a proxy vote. If no such potential, actual or apparent material conflict of interest is identified by, or disclosed to, the Legal and Compliance department, the proxy may be voted by the responsible PM in good faith and in the best interests of the client. If such a potential, actual or apparent material conflict is identified by, or disclosed to, the Legal and Compliance department, it will be resolved either by applying: (i) the policies and procedures set forth herein; (ii) a protocol previously established by the Conflicts Committee; (iii) a direct decision of the Conflicts Committee; or (iv) such other procedure(s) approved by the Legal and Compliance department. See Section B.2 below.

2.	Resolution of Identified Conflicts of Interest

a)	Equity Securities Voted by ISP. The ISP, an independent research and voting service, makes voting recommendations for proxies relating to equity securities in accordance with ISP’s guidelines which have been adopted by PIMCO (“ISP Guidelines”). PIMCO has determined to follow the ISP Guidelines. By following the guidelines of an independent third party, PIMCO intends to eliminate any conflict of interest PIMCO may have with respect to proxies covered by the ISP.

PROXY VOTING POLICY & PROCEDURES | JUNE 2014 3

b)	Fixed Income Securities. By following the recommendations of the Credit Research Group, PIMCO intends to eliminate any conflict of interest that might arise if a PM voted a fixed income proxy for a client account.

If a material conflict of interest (or the appearance of one) with respect to the Credit Research analyst issuing a voting recommendation is disclosed to the Legal and Compliance department, such conflict will be resolved either by: (i) applying the policies and procedures set forth herein; (ii) applying a protocol previously established by the Conflicts Committee; (iii) if no such protocol covers the conflict at hand, elevation to the Conflicts Committee for direct resolution by it; or (iv) applying such other procedure(s) approved by the Legal and Compliance department. The Legal and Compliance department will record the manner in which each such conflict is resolved (including, in the case of direct resolution by the Conflicts Committee, the procedure applied by the Conflicts Committee).

c)	PIMCO-Affiliated Fund Shares Voted by ISP. The ISP may make voting recommendations for proxies relating to PIMCO-affiliated fund shares in accordance with the ISP guidelines. Pursuant to Section B.2.f, PIMCO may determine to resolve a conflict of interest with respect to a PIMCO-managed separate account, fund or other collective investment vehicle holding such PIMCO-affiliated fund shares by following the recommendation of the ISP.

d)	All Securities Not Voted Pursuant to a recommendation of the ISP or Credit Research Group. The following applies to: (i) proxies received in relation to securities for which the ISP or the Credit Research Group (as applicable) is unable to provide recommendations on how to vote; and (ii) proxies for which, as described below, a PM determines to override the ISP’s or Credit Research Group’s (as applicable) voting recommendation. In each case, such proxy will be reviewed by the Legal and Compliance department to determine whether a material conflict of interest, or the appearance of one, exists with respect to the voting of such proxy by the responsible PM. If no such material conflict of interest (or appearance of one) is identified by, or disclosed to, the Legal and Compliance department, the proxy will be voted by the responsible PM in good faith and in the best interest of the client.

If such a material conflict of interest (or the appearance of one) is identified by, or disclosed to, the Legal and Compliance department, such conflict will be resolved either by: (i) applying the policies and procedures set forth herein; (ii) applying a protocol previously established by the Conflicts Committee; (iii) if no such protocol covers the conflict at hand, elevation to the Conflicts Committee for direct resolution by it; or (iv) applying such other procedure(s) approved by the Legal and Compliance department. The Legal and Compliance department will record the manner in which each such conflict is resolved (including, in the case of direct resolution by the Conflicts Committee, the procedure applied by the Conflicts Committee).

PROXY VOTING POLICY & PROCEDURES | JUNE 2014 4

e)	Methods for Resolving Identified Conflicts of Interest.

1)	Conflicting Client Interests. Where the conflict at issue has arisen because PIMCO clients have divergent interests, the applicable PM or another PM may vote the proxy as follows:

•	If the conflict exists between the accounts of one or more PMs on the one hand, and accounts of one or more different PMs on the other, each PM (if the conflict does not also exist among the PM’s accounts) will vote on behalf of his or her accounts in such accounts’ best interests.

•	If the conflict exists among the accounts of a PM, such PM shall notify the Legal and Compliance department and the head of the PM’s desk (or such PM’s manager, if different). The desk head or manager of such PM will then designate another PM without a conflict to vote on behalf of those accounts.

2)	Direct Resolution by the Conflicts Committee. When a conflict is brought to the Conflicts Committee for direct resolution, the Conflicts Committee will seek to mitigate the actual or apparent conflict in the best interest of clients by, for example:

•	Permitting the applicable PM to vote after receiving the consent of the client after providing notice and disclosure of the conflict to that client; or

•	Voting the proxy in accordance with the recommendation of, or delegating the vote to, an independent third-party service provider; or

•	Having the client direct the vote (and, if deemed appropriate by the Conflicts Committee, suggesting that the client engage another party to assist the client in determining how the proxy should be voted).

In considering the manner in which to mitigate a material conflict of interest, the Conflicts Committee may consider various factors, including:

•	The extent and nature of the actual or apparent conflict of interest;

•	If the client is a fund, whether it has an independent body (such as a board of directors) that is willing to give direction to PIMCO;

•	The nature of the relationship of the issuer with PIMCO (if any);

•	Whether there has been any attempt to directly or indirectly influence PIMCO’s voting decision; and

•	Whether the direction of the proposed vote would appear to benefit PIMCO, a related party or another PIMCO client.

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3)	The Conflicts Committee Protocol. To permit the more efficient resolution of conflicts of interest, the Conflicts Committee may establish a protocol (the “Conflicts Committee Protocol”) that directs the methods of resolution for specific types of conflicts, provided that such methods comply with Section B.2. Once a protocol has been established for a certain type of conflict, unless otherwise approved in writing by the Legal and Compliance department, all conflicts of that type will be resolved pursuant to the protocol, subject to the Conflict Committee’s ability to rescind or amend such protocol.

f)	Investments by Clients in Affiliated Funds. Conflicts of interest with respect to the voting of proxies may also arise when PIMCO-managed separate accounts (including wrap program accounts advised or managed in whole or in part by PIMCO and other wrap program accounts for which PIMCO has proxy voting authority), funds or other collective investment vehicles are shareholders of PIMCO-affiliated funds that are the subject of proxies. PIMCO will vote client proxies relating to a PIMCO-affiliated fund in accordance with the offering or other disclosure documents or any applicable contract for the PIMCO-managed separate account, fund or other investment vehicle holding shares of the PIMCO-affiliated fund. Where such documents are silent on the issue, PIMCO will vote client proxies relating to a PIMCO-affiliated fund by “echoing” or “mirroring” the vote of the other shareholders in the underlying funds, by voting in accordance with the ISP recommendation, or by applying other conflicts resolution procedures set forth in Section B.2.

g)	Information Barriers. To reduce the occurrence of actual or apparent conflicts of interest, PIMCO and PIMCO’s agents are prohibited from disclosing information regarding PIMCO’s voting intentions to any affiliate other than PIMCO-named affiliates.

C. Proxy Voting Process

PIMCO’s process for voting proxies with respect to equity and other securities is described below.

1.	Proxy Voting Process: Equity Securities

a)	The Role of the ISP. PIMCO has selected the ISP to assist it in researching and voting proxies. The ISP researches the financial implications of proxy proposals and assists institutional investors with casting votes in a manner intended to protect and enhance shareholder returns, consistent with the particular guidelines of the institutional investor. PIMCO utilizes the research and analytical services, operational implementation and recordkeeping and reporting services provided by the ISP with respect to proxies relating to equity securities.

The ISP will provide a recommendation to PIMCO as to how to vote on each proposal based on its research of the individual facts and circumstances of each proposal and its application to the ISP Guidelines. Except for newly established accounts that have not yet migrated to the ISP’s

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systems, the ISP will cast votes as PIMCO’s agent on behalf of clients in accordance with its recommendations, subject to any override of such recommendation by the PM. For accounts not yet migrated to the ISP’s system, PIMCO Operations will manually cast votes in accordance with the ISP’s recommendations, subject to any override of such recommendations by the PM.

b)	Overrides of ISP’s Recommendations.

1)	Portfolio Manager Review. Each PM is responsible for reviewing proxies relating to equity securities and determining whether to accept or reject the recommendation of the ISP, in accordance with the best interests of the client. If a PM determines that overriding the recommendation of the ISP would be in the best interests of the client based on all the facts and circumstances, the PM, with the assistance of the Operations Group, as appropriate, must prepare or arrange for the preparation of a report (the “Override Report”) containing the information set forth below and any other information the PM and the Legal and Compliance department deem relevant:

•	Name and ticker symbol of issuer;

•	Percentage of the outstanding shares of the issuer held;

•	The name(s) of the fund(s) or account(s) holding the securities;

•	A summary of the proposal;

•	The date of the shareholder meeting and the response deadline;

•	Whether the proposal is being made by management or a shareholder;

•	Management’s recommendation with respect to the proposal;

•	The ISP recommendation with respect to the proposal;

•	The reasoning behind the PM’s decision to recommend the override;

•	Whether the PM is aware of any actual or apparent conflict of interest with respect to the issuer or proponent of the proposal (see Section B above). The PM should explain any such actual or apparent conflicts; and

•	Whether the PM has been contacted by an outside party regarding the vote.

2)	Compliance Review. The Legal and Compliance department will review the Override Report to determine whether an actual or apparent conflict of interest exists with respect to the vote. If the Legal and Compliance department determines that no such conflict of interest exists, the PM’s recommendation will be implemented. If the Legal and Compliance department determines that such a conflict of interest exists, the conflict will be resolved in accordance with the policies described above in Section B.2 of these Policies and Procedures. In no event will PIMCO abstain from a vote solely to avoid a conflict of interest.

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3)	Override. If the result of this process is a decision to vote differently than proposed by the ISP, the PM, with the assistance of the Operations Group, will inform the ISP of the voting decision for implementation by the ISP.

c)	When the ISP Does Not Provide a Recommendation. In certain circumstances, the ISP, as a result of technical or other difficulties, may be unable to provide a recommendation with respect to a client proxy. Where the ISP is unable to provide a recommendation for an equity security proxy, PIMCO shall vote such proxy in accordance with Section C.3.

2.	Proxy Voting Process: Fixed Income Securities

a)	The Role of the Credit Research Group. The Credit Research Group is responsible for researching and issuing proxy voting recommendations with respect to fixed income securities. The Credit Research Group researches the financial implications of proxy proposals and makes voting recommendations specific for each account that holds the related fixed income security.

The Credit Research Group will provide a recommendation, for each account, as to how to vote on each proposal based on the needs of the account and the Credit Research Group’s research of the individual facts and circumstances of each proposal. PIMCO Operations will manually cast votes in accordance with the Credit Research Group’s recommendations, subject to any override of such recommendations by the PM.

b)	Overrides of the Credit Research Group’s Recommendations.

1)	Portfolio Manager Review. Each PM is responsible for reviewing proxies relating to fixed income securities and determining whether to accept or reject the recommendation of the Credit Research Group, in accordance with the best interests of the client. If a PM determines that overriding the recommendation of the Credit Research Group would be in the best interests of the client based on all the facts and circumstances, the PM, with the assistance of the Operations Group, as appropriate, must prepare or arrange for the preparation of an Override Report containing the information set forth below and any other information the PM and the Legal and Compliance department deem relevant:

•	Name and ticker symbol of issuer;

•	Percentages of the outstanding securities (equity and fixed income) of the issuer held;

•	The name(s) of the fund(s) or account(s) holding the securities;

•	A summary of the proposal;

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•	The date of the security holder meeting and the response deadline;

•	Whether the proposal is being made by management or a security holder;

•	Management’s recommendation with respect to the proposal;

•	The Credit Research Group recommendation with respect to the proposal;

•	The reasoning behind the PM’s decision to recommend the override;

•	Whether the PM is aware of any actual or apparent conflict of interest with respect to the issuer or proponent of the proposal (see Section B above). The PM should explain any such actual or apparent conflicts; and

•	Whether the PM has been contacted by an outside party regarding the vote.

2)	Compliance Review. The Legal and Compliance department will review the Override Report to determine whether an actual or apparent conflict of interest exists with respect to the vote. If the Legal and Compliance department determines that no such conflict of interest exists, the PM’s recommendation will be implemented. If the Legal and Compliance department determines that such a conflict of interest exists, the conflict will be resolved in accordance with the policies described above in Section B.2 of these Policies and Procedures. In no event will PIMCO abstain from a vote solely to avoid a conflict of interest.

3)	Override. If the result of this process is a decision to vote differently than proposed by the Credit Research Group, the Operations Group will manually cast such vote.

c)	When the Credit Research Group Does Not Provide a Recommendation. In certain circumstances, the Credit Research Group, as a result of conflicts or other reasons, may be unable to provide a recommendation with respect to a client proxy. Where the Credit Research Group is unable to provide a recommendation for a fixed income security proxy, PIMCO shall vote such proxy in accordance with Section C.3.

3.	Proxy Voting Process: All Other Securities (including those not covered by the ISP or the Credit Research Group)

The ISP covers the majority of equity securities and the Credit Research Group covers fixed income securities. In certain circumstances, such as when an equity security issuer does not have a contractual relationship with the ISP or when the Credit Research Group has a conflict, a proxy will not be covered by the ISP or the Credit Research Group. Proxies not covered by the ISP or the Credit Research Group (collectively “OS Proxies”) may be received by PIMCO Operations, the PM or by State Street Investment Management Solutions (“IMS West”). Upon receipt of any proxy voting ballots, all OS Proxies should be forwarded to PIMCO Operations, which coordinates with the Legal and Compliance department, and the PM(s) as appropriate, to vote such OS Proxies manually in accordance with the procedures set forth below.

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a)	Identify and Seek to Resolve any Material Conflicts of Interest. As described in Section B.1, PIMCO’s Legal and Compliance department will review each OS Proxy to determine whether PIMCO may have an actual or apparent material conflict of interest in voting. If no such conflict is identified, the Legal and Compliance department will forward each OS Proxy to PIMCO Operations, which will coordinate consideration of such proxy by the appropriate PM(s). However, if such a conflict is identified, the Legal and Compliance department will, in accordance with Section B.2 above, resolve such conflict: (i) by applying the policies and procedures set forth herein; (ii) pursuant to a protocol previously established by the Conflicts Committee; (iii) if no such protocol is applicable to the conflict at hand, elevate such conflict to the Conflicts Committee for direct resolution; or (iv) by applying such other procedure(s) approved by the Legal and Compliance department.

b)	Vote. (i) Where no material conflict of interest is identified, the PM will review the proxy information, vote the OS Proxy in accordance with these policies and procedures and return the voted OS Proxy to PIMCO Operations; (ii) Where a material conflict of interest is identified, the OS Proxy will be voted in accordance with the conflict resolution procedures in Section B.2 and the voted OS Proxy will be returned to PIMCO Operations.

c)	Review. PIMCO Operations will review for proper completion each OS Proxy that was submitted to it. PIMCO Operations will forward the voted OS Proxy to the ballot collection agency with the decision as to how it should be voted.

d)	Transmittal to Third Parties. PIMCO Operations will document the decision for each OS Proxy received in a format designated by the ballot collection agency or other third party service provider. PIMCO Operations will maintain a log of all OS Proxy voting, which indicates, among other things, the date the notice was received and verified, PIMCO’s response, the date and time the custodian bank or other third party service provider was notified, the expiration date and any action taken.

e)	Recordkeeping. PIMCO Operations will log the proxy voting results into the ISP application for all manual ballots.

4.	Abstentions

If it is consistent with PIMCO’s contractual obligations to the client, PIMCO may determine not to vote a proxy if it believes that: (1) the effect on the client’s economic interests or the value of the portfolio holding is insignificant in relation to the client’s account; (2) the cost of voting the proxy outweighs the possible benefit to the client, including, without limitation, situations where a jurisdiction imposes share blocking restrictions which may affect the PM’s ability to effect trades in the related security; or (3) the Legal and Compliance department has determined that it is consistent with PIMCO’s fiduciary obligations not to vote.

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For example, these factors may result in PIMCO not voting proxies relating to non-U.S. issuers in some situations. This is because, in the case of such proxies, PIMCO may, for example, receive meeting notices after the cut-off time for voting or without enough time to fully consider the proxy, or PIMCO may be required in some jurisdictions to provide local agents with power of attorney prior to implementing PIMCO’s voting instructions.

5.	Proxies Relating to Securities on Loan

Where a security is on loan, PIMCO may, but is not required to, request that the loaned securities be recalled and that the security be blocked from lending prior to the meeting record date in order to vote the proxy. In determining whether to recall a loaned security, the relevant PM(s) shall consider whether the benefit to the client in voting the matter outweighs the benefit to the client in keeping the security on loan. The recall decision should be made in the best interests of the client based on a consideration of various factors, which may include the following: (1) whether the matter to be voted on may significantly affect the value of the security; (2) the relative cost and/or administrative inconvenience of recalling the security; (3) the significance of the holding; and (4) whether the security is considered a long-term holding.

D. U.S. Reporting and Disclosure Requirements and the Availability of Proxy Voting Records

Except to the extent required by applicable law (including with respect to the filing of any Form N-PX) or otherwise approved by PIMCO, PIMCO will not disclose to third parties how it voted a proxy on behalf of a client. However, upon request from an appropriately authorized individual, PIMCO will disclose to its clients or the entity delegating the voting authority to PIMCO for such clients (e.g., trustees or consultants retained by the client), how PIMCO voted such client’s proxy. In addition, PIMCO provides its clients with a copy of these Policies and Procedures or a concise summary of these Policies and Procedures: (i) in Part II of Form ADV; (ii) together with a periodic account statement in a separate mailing; or (iii) any other means as determined by PIMCO. The summary will state that these Policies and Procedures are available upon request and will inform clients that information about how PIMCO voted that client’s proxies is available upon request.

For each U.S. registered investment company (“fund”) that PIMCO sponsors and manages, PIMCO will ensure that the proxy voting record for the twelve-month period ending June 30 is properly reported on Form N-PX which is filed with the SEC no later than August 31 of each year. PIMCO will also ensure that each fund states in its Statement of Additional Information (“SAI”) (or, with respect to Private Account Portfolio Series of PIMCO Funds (“PAPS Portfolios”), the Offering Memorandum Supplement) and its annual and semiannual report to shareholders that information concerning how

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the fund voted proxies relating to its portfolio securities for the most recent twelve-month period ending June 30 is available without charge through the fund’s website and on the SEC’s website, as required by Form N-1A (for open-end funds) or Form N-2 (for closed-end funds). PIMCO’s Fund Administration Group is responsible for ensuring that this information is posted on each fund’s website in accordance with the foregoing disclosure. PIMCO will ensure that proper disclosure is made in each fund’s SAI (or, with respect to the PAPS Portfolios, the Offering Memorandum Supplement) and annual and semiannual reports describing the policies and procedures used to determine how to vote proxies relating to such fund’s portfolio securities, also as required by Form N-1A (for open-end funds) and Form N-2 (for closed-end funds).

E. PIMCO Record Keeping

PIMCO or its agent (e.g., IMS West or the ISP) maintains proxy voting records as required by applicable rules. The records maintained by PIMCO include: (1) a copy of all proxy voting policies and procedures; (2) a copy of any document created by PIMCO that was material to making a decision on how to vote proxies on behalf of a client or that memorializes the basis for that decision; (3) a copy of each written client request for proxy voting records and any written response from PIMCO to any (written or oral) client request for such records; and (4) any documentation related to an identified material conflict of interest. Additionally, PIMCO or its agent (if the agent has undertaken to provide a copy to PIMCO upon request) maintains: (1) proxy statements (or other disclosures accompanying requests for client consent) received regarding client securities (which may be satisfied in the U.S. by relying on obtaining a copy of a proxy statement from the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system); and (2) a record of each vote cast by PIMCO on behalf of a client.

Proxy voting books and records are maintained by PIMCO or its agent in an easily accessible place for a period of five years from the end of the fiscal year during which the last entry was made on such record, the first two years in the offices of PIMCO or its agent.

F. Review and Oversight

PIMCO’s Legal and Compliance department will provide for the supervision and periodic review, no less than on an annual basis, of PIMCO’s proxy voting activities and the implementation of these Policies and Procedures. Such review process will include a review of PM overrides of the ISP’s voting recommendations.

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Payden & Rygel Compliance Policy No. I.G.

Proxy Voting Policy

Background

Payden & Rygel has adopted the “Payden & Rygel Proxy Voting Policy” attached hereto as Exhibit 1 (the “Proxy Voting Policy”), which constitutes written policies and procedures reasonably designed to ensure that the Adviser votes client securities in the best of the client.

Policy

At a minimum, the Adviser’s Proxy Voting Policy:

•	Provides how Adviser addresses material conflicts that may arise between its interests and those of its clients.

•	Discloses to its clients how they may obtain information from the Adviser about how it voted with respect to the client’s securities;

•	Describes to its clients the Adviser’s proxy voting policies and procedures.

•	Describes how clients may obtain a copy of the Proxy Voting Policy.

Procedures

•	The Proxy Voting Committee established pursuant to the Proxy Voting Policy documents how it has voted with respect to the securities of each client.

•	The Proxy Voting Committee documents any material conflicts between its interests and those of one of its clients and how it resolved that conflict.

Compliance Review

Prior to August 31 of each year, the CCO will:

•	Review the adviser’s voting record and confirm that a random sample of proxy questions were voted according to the approved policy.

•	Review any material conflicts that have been documented and determine independently whether the conflict was resolved in favor of the client’s interests.

Revised 07/27/11; Reviewed 03/01/14

1

Payden & Rygel Compliance Policy No. I.G.

I.G. – Proxy Voting Policy

Exhibit 1

“Payden & Rygel Proxy Voting Policy”

Background

To the extent that a client has delegated to Payden & Rygel the authority to vote proxies relating to equity securities,1 Payden & Rygel expects to fulfill its fiduciary obligation to the client by monitoring events concerning the issuer of the security and then voting the proxies in a manner that is consistent with the best interests of that client and that does not subordinate the client’s interests to its own.

To that end, Payden & Rygel has created a Proxy Voting Committee consisting of James T. Wong, Mary Beth Syal and Edward S. Garlock to consider any issues related to proxy matters, any one of whom can issue voting instructions on behalf of the Committee. In their absence, any member of the Payden & Rygel Investment Policy Committee may issue voting instructions on behalf of the Proxy Voting Committee.

Many proxy matters that are routinely presented year after year are non-controversial, such as the retention of a company’s outside auditors. On the other hand, over time the major controversies in voting proxies have related to corporate governance matters (e.g., changes in the state of incorporation and provisions on mergers and other corporate restructurings), anti-takeover provisions (e.g., staggered board terms, “poison pills” and supermajority provisions), stock option plans and other management compensation issues and social and corporate responsibility issues.

We carefully consider all aspects of the issues presented by a proxy matter, and depending upon the particular client requirements, we may vote differently for different clients on the same proxy issue. For example, a union client may have specific policies on a particular proxy issue that may lead Payden & Rygel to cast a “no” vote, while the policies of another client on that same issue may lead Payden & Rygel to cast a “yes” vote.

General Proxy Voting Policies Followed by Payden & Rygel

Absent special client circumstances or specific client policies or instructions, Payden & Rygel will vote as follows on the issues listed below:

[1]	The vast majority of proxy matters arise in the context of equity securities. To the very limited extent that such proxy matters might arise in the context of fixed income securities, Payden & Rygel would apply the same policies and procedures set forth above.

Revised 07/27/11; Reviewed 03/01/14

2

Payden & Rygel Compliance Policy No. I.G.

•	Vote for stock option plans and other incentive compensation plans that give both senior management and other employees an opportunity to share in the success of the issuer. However, consideration may be given to the amount of shareholder dilution.

•	Vote for programs that permit an issuer to repurchase its own stock.

•	Vote for proposals that support board independence (e.g., declassification of directors, or requiring a majority of outside directors).

•	Vote against management proposals to make takeovers more difficult (e.g., “poison pill” provisions, or supermajority votes).

•	Vote for management proposals on the retention of outside auditors. Consideration may be given to the non-audit fees paid to the outside auditor.

•	Vote for management endorsed director candidates, absent any special circumstances.

With respect to the wide variety of social and corporate responsibility issues that are presented, Payden & Rygel’s general policy is to take a position in favor of policies that are designed to advance the economic value of the issuing company.

Except in rare instances, abstention is not an acceptable position and votes will be cast either for or against all issues presented. If unusual or controversial issues are presented that are not covered by the general proxy voting policies described above, or if circumstances exist which suggest that it may be appropriate to vote against a general proxy voting policy, the Proxy Voting Committee shall determine the manner of voting the proxy in question. However, many countries have “proxy blocking” regulations, which prohibit the sale of shares from the date that the vote is filed until the shareholder meeting. A Fund would be unable to sell its shares if a negative news event occurred during this time, thus harming its investors. Payden & Rygel reserves the right to decline to vote proxies for stocks affected by proxy blocking regulations.

Conflicts of Interest

From time to time, Payden & Rygel may purchase for one client’s portfolio securities that have been issued by another client. Payden & Rygel does not have a policy against such investments because such a prohibition would unnecessarily limit investment opportunities. In that case, however, a conflict of interest may exist between the interests of the client for whose account the security was purchased and the interests of Payden & Rygel. For example, Payden & Rygel may manage corporate cash for Alpha Company whose management is soliciting proxies. Payden & Rygel has purchased Alpha Company’s securities for the account of Beta Company, another Payden & Rygel client. Moreover, Beta Company’s policies would suggest Payden & Rygel should vote against the position put forward by Alpha Company’s management.

Revised 07/27/11; Reviewed 03/01/14

3

Payden & Rygel Compliance Policy No. I.G.

However, voting against Alpha Company management may harm Payden & Rygel’s relationship with Alpha Company’s management. Thus, Payden & Rygel may have an incentive to vote with the management of Alpha Company, and hence has a conflict of interest.

To ensure that proxy votes are voted in a client’s best interest and unaffected by any conflict of interest that may exist, Payden & Rygel will vote on a proxy question that presents a material conflict of interest between the interests of a client and the interests of Payden & Rygel as follows:

1.	If one of Payden & Rygel’s general proxy voting policies described above applies to the proxy issue in question, Payden & Rygel will vote the proxy in accordance with that policy. This assumes, of course, that the policy in question furthers the interests of the client and not of Payden & Rygel.

2.	However, if the general proxy voting policy does not further the interests of the client, Payden & Rygel will then seek specific instructions from the client or may abstain from voting.

Revised 07/27/11; Reviewed 03/01/14

4

SCHRODER INVESTMENT MANAGEMENT NORTH AMERICA INC. POLICY RELATING TO

IDENTIFYING AND ACTING UPON CONFLICTS OF INTEREST IN CONNECTION WITH ITS

PROXY VOTING OBLIGATIONS

This document sets forth Schroder Investment Management North America Inc.’s (“SIMNA’s”) policy with respect to proxy voting and its procedures to comply with Rule 206(4)-6 under the Investment Advisers Act of 1940 and Rule 30b1-4 under the Investment Company Act of 1940. Specifically, Rule 206(4)-6 requires that SIMNA:

•	Adopt and implement written policies and procedures reasonably designed to ensure that proxies are voted in the best interest of clients and

•	Disclose its proxy voting policies and procedures to clients and inform them how they may obtain information about how SIMNA voted proxies.

Rule 30b1-4 requires that the U.S. Mutual Funds for which SIMNA serves as an investment adviser (the “Funds”):

•	Disclose their proxy voting policies and procedures in their registration statements; and

•	Annually, file with the SEC and make available to shareholders their actual proxy voting.

(a) Proxy Voting General Principles

SIMNA will evaluate and usually vote for or against all proxy requests relating to securities held in any account managed by SIMNA (unless this responsibility has been retained by the client).

Proxies will be treated and evaluated with the same attention and investment skill as the trading of securities in the accounts.

Proxies will be voted in a manner that is deemed most likely to protect and enhance the longer term value of the security as an asset to the account.

Corporate Governance Committee

The Corporate Governance Committee for the Schroders Group consists of investment professionals and other officers and coordinates with SIMNA to ensure compliance with this proxy voting policy. The Committee meets on a periodic basis to review proxies voted, policy guidelines and to examine any issues raised, including a review of any votes cast in connection with controversial issues.

The procedure for evaluating proxy requests is as follows:

The Schroders’ Group Corporate Governance Team (the “Team”) provides an initial evaluation of the proxy request, seeks advice where necessary, especially from the U.S. small cap and mid cap product heads, and consults with portfolio managers who have invested in the company should a controversial issue arise.

When coordinating proxy-voting decisions, the Team generally adheres to the Group Environmental, Social & Governance Policy (the “Policy”), as revised from time to time. The Policy, which has been approved by the Corporate Governance Committee, sets forth Schroder Group positions on recurring issues and criteria for addressing non-recurring issues. The Policy is a part of these procedures and is incorporated herein by reference. The Corporate Governance Committee exercises oversight to assure that proxies are voted in accordance with the Policy and that any votes inconsistent with the Policy or against management are appropriately documented.

The Team uses Institutional Shareholder Services, Inc. (“ISS”) to assist in voting proxies. ISS provides proxy research, voting and vote-reporting services. ISS’s primary function is to apprise the Team of shareholder meeting dates of all securities holdings, translate proxy materials received from companies, provide associated research and provide considerations and recommendations for voting on particular proxy proposals. Although SIMNA may consider ISS’s and others’ recommendations on proxy issues, SIMNA bears ultimate responsibility for proxy voting decisions.

SIMNA may also consider the recommendations and research of other providers, including the National Association of Pension Funds’ Voting Issues Service.

Conflicts

From time to time, proxy voting proposals may raise conflicts between the interests of SIMNA’s clients and the interests of SIMNA and/or its employees. SIMNA has adopted this policy and procedures to ensure that decisions to vote the proxies are based on the clients’ best interests.

For example, conflicts of interest may arise when:

•	Proxy votes regarding non-routine matters are solicited by an issuer that, directly or indirectly, has a client relationship with SIMNA;

•	A proponent of a proxy proposal has a client relationship with SIMNA;

•	A proponent of a proxy proposal has a business relationship with SIMNA;

•	SIMNA has business relationships with participants in proxy contests, corporate directors or director candidates;

SIMNA is responsible for identifying proxy voting proposals that may present a material conflict of interest. If SIMNA receives a proxy relating to an issuer that raises a conflict of interest, the Team shall determine whether the conflict is “material” to any specific proposal included within the proxy. SIMNA (or the Team on behalf of SIMNA) will determine whether a proposal is material as follows:

•	Routine Proxy Proposals: Proxy proposals that are “routine” shall be presumed not to involve a material conflict of interest unless SIMNA has actual knowledge that a routine proposal should be treated as material. For this purpose, “routine” proposals would typically include matters such as uncontested election of directors, meeting formalities, and approval of an annual report/financial statements.

•	Non-Routine Proxy Proposals: Proxy proposals that are “non-routine” will be presumed to involve a material conflict of interest, unless SIMNA determines that neither SIMNA nor its personnel have a conflict of interest or the conflict is unrelated to the proposal in question. For this purpose, “non-routine” proposals would typically include any contested matter, including a contested election of directors, a merger or sale of substantial assets, a change in the articles of incorporation that materially affects the rights of shareholders, and compensation matters for management (e.g., stock, option plans, retirement plans, profit-sharing or other special remuneration plans). If SIMNA determines that there is, or may be perceived to be, a conflict of interest when voting a proxy, SIMNA will address matters involving such conflicts of interest as follows:

A. If a proposal is addressed by the Policy, SIMNA will vote in accordance with such Policy;

B. If SIMNA believes it is in the best interests of clients to depart from the Policy, SIMNA will be subject to the requirements of C or D below, as applicable;

C. If the proxy proposal is (1) not addressed by the Policy or (2) requires a case-by-case determination, SIMNA may vote such proxy as it determines to be in the best interest of clients, without taking any action described in D below, provided that such vote would be against SIMNA’s own interest in the matter (i.e., against the perceived or actual conflict). The rationale of such vote will be memorialized in writing; and

D. If the proxy proposal is (1) not addressed by the Policy or (2) requires a case-by-case determination, and SIMNA believes it should vote in a way that may also benefit, or be perceived to benefit, its own interest, then SIMNA must take one of the following actions in voting such proxy: (a) vote in accordance with ISS’ recommendation; (b) in exceptional cases, inform the client(s) of the conflict of interest and obtain consent to vote the proxy as recommended by SIMNA; or (c) obtain approval of the decision from the Chief Compliance Officer and the Chief Investment Officer (the rationale of such vote will be memorialized in writing). Where the director of a company is also a director of Schroders plc, SIMNA will vote in accordance with ISS’ recommendation.

Record of Proxy Voting

SIMNA will maintain, or have available, written or electronic copies of each proxy statement received and of each executed proxy.

SIMNA will also maintain records relating to each proxy, including (i) the voting decision with regard to each proxy; and (ii) any documents created by SIMNA, the Team and/or the Proxy Committee, or others, that were material to making the voting decision; (iii) any decisions of the Chief Compliance Officer and the Chief Investment Officer.

SIMNA will maintain a record of each written request from a client for proxy voting information and its written response to any request (oral or written) from any client for proxy voting information.

Such records will be maintained for at least six years and may be retained electronically.

Additional Reports and Disclosures for the Funds

The Funds must disclose their policies and procedures for voting proxies in their Statement of Additional Information. In addition to the records required to be maintained by SIMNA, the following information will be made available to the Funds or their agent to enable the Funds to file Form N-PX under Rule 30b1-4:

For each matter on which a fund is entitled to vote:

•	Name of the issuer of the security;

•	Exchange ticker symbol;

•	CUSIP number, if available;

•	Shareholder meeting date;

•	Brief summary of the matter voted upon;

•	Source of the proposal, i.e., issuer or shareholder;

•	Whether the fund voted on the matter;

•	How the fund voted; and

•	Whether the fund voted with or against management.

Further, the Funds are required to make available to shareholders the Funds’ actual proxy voting record. If requested, the most recently filed Form N-PX must be sent within three (3) days of receipt of the request.

September 2014

APPENDIX K

PROXY VOTING POLICY AND PROCEDURES

Set forth below are the policies and procedures of Shenkman with respect to proxy voting. This statement does not attempt to describe every regulatory and compliance requirement applicable to proxy voting, but rather summarizes some of the issues involved and establishes general rules and procedures. Although this statement expressly addresses proxy voting, the policies and procedures set forth herein generally apply to any solicitation of votes with respect holdings in a fully discretionary client account, such as, for example, the solicitation of the consent of the holders of fixed income securities to a proposed restructuring or bank loan amendments.

I.      Statement of Policy

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. When Shenkman has discretion to vote the proxies of its clients, it will vote those proxies in the best interest of its clients and in accordance with this statement.

II.     Proxy Voting Procedures

(a)    Shenkman will instruct each custodian for a discretionary client account to deliver to Shenkman all proxy solicitation materials received with respect to the account. Shenkman will review the securities held in its discretionary client accounts on a regular basis to confirm that it receives copies of all proxy solicitation materials concerning such securities. Shenkman will vote all proxies on behalf of discretionary client accounts after carefully considering all proxy solicitation materials and other information and facts it deems relevant. A Portfolio Manager will make all voting decisions on behalf of a discretionary client account based solely on his/her determination of the best interests of that client. Shenkman will use reasonable efforts to respond to each proxy solicitation by the deadline for such response.

(b)    All proxies received by Shenkman will be sent to the Portfolio Administration Department for processing as follows:

(1)    maintain a record of each proxy received;

(2)    determine which accounts managed by Shenkman hold the security to which the proxy relates;

(3)    forward the proxy to a Portfolio Manager together with a list of accounts that hold the security, the number of votes each account controls (reconciling any duplications), and the date by which Shenkman must vote the proxy in order to allow enough time for the completed proxy to be returned to the issuer via the custodian prior to the vote taking place;

(4)    absent material conflicts (see Section IV), a Portfolio Manager will determine how Shenkman should vote the proxy. The Portfolio Manager will send its decision on how Shenkman will vote a proxy to the Portfolio Administration Department, which will be responsible for making sure the proxy has been completed and returned to issuer and/or the custodian in a timely and appropriate manner.

Shenkman’s General Counsel shall monitor the firm’s processing of proxy statements to assure that all proxy statements are handled and processed in accordance with this statement. The General Counsel will designate one or more team members of the firm to be responsible for insuring that all proxy statements are received and that Shenkman responds to them in a timely manner.

III.   Voting Guidelines

Shenkman will review all proxy solicitation materials it receives concerning securities held in a discretionary client account. Shenkman will evaluate all such information and may seek additional information from the party soliciting the proxy and independent corroboration of such information when Shenkman considers it appropriate and when it is reasonably available.

In the absence of specific voting guidelines from the client, Shenkman will vote proxies in the best interests of each particular client, which may result in different voting results for proxies for the same issuer. Shenkman believes that voting proxies in accordance with the following guidelines is in the best interests of its clients.

Generally, Shenkman will vote FOR a proposal when it believes that the proposal serves the best interests of the discretionary client account whose proxy is solicited because, on balance, the following factors predominate:

(a)    the proposal has a positive economic effect on shareholder value;

(b)    the proposal poses no threat to existing rights of shareholders;

(c)    the dilution, if any, of existing shares that would result from approval of the proposal is warranted by the benefits of the proposal; and

(d)    the proposal does not limit or impair accountability to shareholders on the part of management and the board of directors.

Generally, Shenkman will vote AGAINST a proposal if it believes that, on balance, the following factors predominate:

(a)    the proposal has an adverse economic effect on shareholder value;

(b)    the proposal limits the rights of shareholders in a manner or to an extent that is not warranted by the benefits of the proposal;

(c)    the proposal causes significant dilution of shares that is not warranted by the benefits of the proposal;

(d)    the proposal limits or impairs accountability to the shareholders on the part of management or the board of directors; or

(e)    the proposal is a shareholder initiative that Shenkman believes wastes time and resources of the company or reflects the grievance of one individual.

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Shenkman will ABSTAIN from voting proxies when it believes that it is appropriate. Usually, this occurs when Shenkman believes that a proposal will not have a material effect on the investment strategy it pursues for its discretionary client accounts.

IV.   Conflicts of Interest

Due to the size and nature of Shenkman’s operations and its limited affiliations in the securities industry, Shenkman does not expect that material conflicts of interest will arise between it and a discretionary client account over proxy voting. Shenkman recognizes, however, that such conflicts may arise from time to time, such as, for example, when Shenkman or one of its affiliates has a business arrangement that could be affected by the outcome of a proxy vote or has a personal or business relationship with a person seeking appointment or re-appointment as a director of a company. If a material conflict of interest arises, Shenkman will determine whether voting in accordance with the voting guidelines and factors described above is in the best interests of the client. Under no circumstances will Shenkman place its own interests ahead of the interests of its discretionary client accounts in voting proxies.

If Shenkman determines that the proxy voting policies do not adequately address a material conflict of interest related to a proxy, Shenkman will provide the affected client with copies of all proxy solicitation materials received by Shenkman with respect to that proxy, notify that client of the actual or potential conflict of interest, and of Shenkman’s intended response to the proxy request (which response will be in accordance with the policies set forth in this statement), and request that the client consent to Shenkman’s intended response. If the client consents to Shenkman’s intended response or fails to respond to the notice within a reasonable period of time specified in the notice, Shenkman will vote the proxy as described in the notice. If the client objects to Shenkman’s intended response, Shenkman will vote the proxy as directed by the client.

V.     Disclosure

(a)    Shenkman will disclose in its Form ADV, Part 2A that clients may contact Shenkman (via e-mail or telephone) in order to obtain information on how Shenkman voted such client’s proxies, and to request a copy of this statement. If a client requests this information, Shenkman will prepare a written response to the client that lists, with respect to each voted proxy that the client has inquired about: (i) the name of the issuer; (ii) the proposal voted upon, and (iii) how Shenkman voted the client’s proxy.

(b)    A concise summary of this statement will be included in Shenkman’s Form ADV, Part 2A, and will be updated whenever these policies and procedures are updated. Shenkman will arrange for a copy of this summary to be sent to all existing clients as part of its annual distribution of its Form ADV, Part 2A.

VI.   Recordkeeping

Shenkman will maintain files relating to its proxy voting procedures in an easily accessible place. Records will be maintained and preserved for six (6) years from the end of the fiscal year during which the last entry was made on a record, with the three (3) immediately preceding calendar years plus the current calendar year-to-date in an appropriate office of Shenkman. Records of the following will be included in the files:

(a)    copies of these proxy voting policies and procedures, and any amendments thereto;

(b)    a copy of each proxy statement that it receives; provided, however, that Shenkman may rely on obtaining a copy of proxy statements from the SEC’s EDGAR system for those proxy statements that are so available;

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(c)    a record of each vote that Shenkman casts;

(d)    a copy of any document Shenkman created that was material to making a decision how to vote proxies, or that memorializes that decision; and

(e)    a copy of each written client request for information on how Shenkman voted such client’s proxies, and a copy of any written response to any (written or oral) client request for information on how Shenkman voted its proxies.

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SOUTHEASTERN ASSET MANAGEMENT, INC.

LONGLEAF PARTNERS FUNDS

PROXY VOTING POLICIES AND PROCEDURES

INTRODUCTION

As an investment adviser registered with the Securities and Exchange Commission under Section 203 of the Investment Advisers Act of 1940 (the “Advisers Act”), Southeastern Asset Management, Inc. (“Southeastern”) must adopt and implement written policies and procedures that are reasonably designed to ensure that Southeastern votes client securities in the best interest of clients. The proxy voting policies and procedures set forth herein (the “Proxy Policy”) are an update to policies and procedures followed by Southeastern for many years and have been revised to comply with the terms of Rule 206(4)-6 under the Advisers Act. The Proxy Policy sets forth the general principles to be applied in voting proxies of companies held in client portfolios, and is intended for distribution to all clients for informational and disclosure purposes.

In addition, Southeastern has been granted discretionary authority to manage the assets of the separate series of Longleaf Partners Funds Trust (“Longleaf”), an open-end management investment company registered with the SEC under the Investment Company Act of 1940 (the “40 Act”). Pursuant to its discretionary authority to manage Longleaf’s assets, and under the supervision of the Longleaf Boards of Trustees, Southeastern votes proxies of companies held in Longleaf’s portfolios. Effective August 1, 2003, the Boards of Trustees of Longleaf’s four series have authorized Southeastern to vote securities in the Longleaf Partners Funds according to this updated Proxy Policy, and instructed Southeastern as Administrator of the Funds to implement for Longleaf the procedures necessary to comply with proxy rules applicable to investment companies under the 40 Act. Accordingly, Southeastern will make disclosure of Longleaf’s proxy voting record on Form N-PX, when and as required by Investment Company Act Rule 30b1-4, and will disclose in Longleaf’s public filings information regarding the proxy policies applicable to Longleaf, as required by Items 13(f), 22(b)7, and 22(c)5 of Form N-1A.

I.

INFORMATION AVAILABLE TO CLIENTS AND

LONGLEAF SHAREHOLDERS

In order to comply with Adviser’s Act Rule 206(4)-6(c), Southeastern will describe these proxy voting policies and procedures in Part 2 of its Form ADV, an updated copy of which will be provided to all existing private account clients and all new clients prior to their conducting business with Southeastern. Upon request, Southeastern will provide any private account client with a copy of these proxy voting policies and procedures as well as complete information on how Southeastern voted proxies of companies in the client’s portfolio.

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Shareholders of the Longleaf Partners Funds may find a description of this Proxy Policy in the Funds’ Statement of Additional Information (SAI). The SAI may be obtained free of charge from, www.longleafpartners.com, by calling (800) 445-9469 or on the Securities and Exchange Commission website, www.sec.gov . Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on www.longleafpartners.com, by calling (800) 445-9469, or on the Funds’ Form N-PX available on the Securities and Exchange Commission website, www.sec.gov.

II.

STATEMENT OF GENERAL POLICIES AFFECTING PROXY VOTING

Proposal Must Benefit Shareholders. One of the principles used by Southeastern in selecting stocks for investment is the presence of shareholder-oriented management. This is defined as management which takes actions and supports policies designed to increase the value of the company’s shares and thereby enhance shareholder wealth. As a result, all proposals submitted for shareholder approval are analyzed in light of their long-term benefit to current shareholders.

Management Must Be Responsive. Southeastern’s portfolio management group is active in meeting with top management of portfolio companies and in discussing its views on policies or actions which could enhance shareholder value. To facilitate such discussions, Southeastern may convert a Schedule 13G filing (which is used by passive institutional investors) to a Schedule 13D filing in order to be more active in encouraging management of a company to take particular steps which could further enhance shareholder value. Whether management of a company will consider reasonable shareholder suggestions is a factor to be taken into consideration in proxy voting.

General Policies With Respect to Routine Proposals. Under the statutes of its state of incorporation, a company usually must hold meetings of shareholders annually for the purpose of electing or re-electing directors. In addition, the Securities and Exchange Commission requires that publicly held corporations ratify the selection of the independent auditing firm each year if an annual meeting of shareholders is being held. In many situations, these two matters are the only matters submitted to shareholders for a vote at the company’s Annual Meeting of Shareholders and are therefore viewed by the investment community as being routine in nature. Southeastern’s general policy is to support the Board’s recommendations to vote in favor of these annually recurring matters, particularly where the Board has a record of supporting shareholder rights and is otherwise shareholder oriented.

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Exceptions to General Policy. In some circumstances, Southeastern may oppose the routine re-election of a Board of Directors. As a technical matter, a shareholder opposed to re-election must express such opposition by voting the proxy for purposes of establishing the presence of a quorum, but “withholding” the vote for a particular director or the entire slate of directors. Using this procedure, Southeastern may withhold the vote for re-election of the Board in circumstances such as the following:

•	A Board of Directors may have adopted policies or taken actions during the prior year which are within its discretionary authority and, as such, are not matters which must be submitted to shareholders for approval. If such policies or actions have the effect of limiting or diminishing shareholder value, Southeastern may voice its opposition to the Board’s positions by withholding the votes for re-election of the Board or any director.

•	There may be situations where top management of a company, after having discussions with Southeastern’s portfolio management group and perhaps with other institutional shareholders, may have failed or refused to adopt policies or take actions which would enhance shareholder value. Depending on the circumstances, Southeastern may also exercise its proxy voting authority by withholding an affirmative vote for re-election of the Board.

General Policies With Respect to Special Management Proposals. In addition to election or re-election of directors and ratification of the selection of auditors, there may be additional, specific management proposals submitted to shareholders for approval. Southeastern’s general policy is to vote in favor of specific or non-recurring proposals submitted where such proposals are reasonable and appear to be in the best interest of shareholders.

Exceptions to General Policy. There may be situations where a Board of Directors has submitted to shareholders for approval various amendments to the corporate charter or other specific proposals which have the effect of restricting shareholder rights or otherwise diminishing shareholder value. Southeastern may decide to oppose these specific proposals and, as an integral part of such opposition, may also oppose the re-election of the Board of Directors. In the alternative, Southeastern may vote against the special proposals but may vote in favor of re-election of the Board where the Board is otherwise shareholder-oriented and the special proposals do not materially harm shareholder rights.

General Policies With Respect to Shareholder Proposals. There may be situations when a company’s proxy statement contains minority shareholder proposals, which might include eliminating staggered terms for members of boards of directors, eliminating other anti-takeover defenses, adopting cumulative voting rights, or establishing operating rules or policies which are of primary interest to special interest groups. Southeastern votes these proposals on a case-by case basis with the primary objective of supporting corporate operating policies which provide the maximum financial benefit to shareholders. In Southeastern’s opinion, if a company’s management has demonstrated that it is shareholder-oriented by adopting operating policies and procedures which are beneficial to shareholders, Southeastern may oppose minority shareholder proposals, particularly when the adoption of such proposals could inhibit normal operations or might be disruptive.

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III.

DISCUSSION OF SPECIFIC CORPORATE POLICIES AND PROPOSALS

The determination as to whether a particular policy or shareholder proposal is likely to enhance or diminish shareholder wealth may be relatively clear or, in the alternative, could be subjective. Below is a list of specific issues which may be presented for a vote and how Southeastern is likely to treat such matters. Because proxy issues and the circumstances of individual companies are so varied, there may be instances when Southeastern does not vote in strict adherence to the guidelines set forth below. In addition, the discussion is not exhaustive and does not include all potential voting issues. To the extent issues are not covered by this Proxy Policy, or in situations where Southeastern does not vote as described below, Southeastern will be governed by what it considers to be in the best interests of its clients.

•	“One share, one vote.”

Explanation. Southeastern believes that good corporate governance usually requires that all shareholders have an equal voice in electing a Board of Directors and in voting on other proposals submitted to shareholders. Southeastern generally would oppose proposals to create separate classes of shares with disproportionate voting rights which may be designed primarily to empower shareholders affiliated with existing management at the expense of non-management affiliated shareholders. Recognizing that certain corporate finance proposals may require that new shareholders receive stronger voting rights or more beneficial conversion rights in consideration for the price per share of a new offering, Southeastern would give consideration to supporting reasonable disproportionate voting or conversion rights in situations where the proposal would raise necessary capital without undue dilution of the voting or ownership rights of existing shareholders.

•	Reasonable Stock Option Plans and Reasonable Cash Incentives.

Explanation. Southeastern believes that management of a portfolio company will tend to make decisions and support policies which enhance shareholder wealth if management is a significant owner of the company. In addition, management will tend to be shareholder oriented if a primary method of ongoing management compensation is through the granting of options for the purchase of additional shares rather than through the award of substantial cash bonuses. Recognizing that compensation derived solely from stock options could be dilutive over time, Southeastern believes that there should be an appropriate balance between stock option grants and cash compensation, and that both should be related to the achievement of overall corporate profitability. Southeastern will therefore favor the adoption or continuation of reasonable, non super-dilutive stock option plans and will support the election of directors who couple granting of stock options and annual cash compensation with improved corporate profitability.

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•	Super-dilutive Stock Option Plans.

Explanation. Stock option plans with excessively large authorizations to issue additional shares at the discretion of the Board of Directors can be harmful to existing shareholders in two respects. First, such plans may be used to increase the ownership position of current management on terms and conditions not available to non-management affiliated minority shareholders; second, such plans may be used to ward off a hostile takeover by issuing additional shares to current management on a basis which is more favorable than is available to other shareholders. The appropriate number of unissued shares allocated to a stock option plan as a percentage of outstanding shares may vary and can be discretionary, depending on the circumstances. Southeastern generally will oppose the adoption of stock option plans providing for unusually large share authorizations which appear to exceed the needs for reasonable executive compensation.

•	Reasonable Employment Contracts and “Golden Parachutes.”

Explanation. To retain effective top management teams, a company needs to provide protection against the fear of preemptory dismissal should a hostile takeover attempt be successful. Although Southeastern generally opposes structural anti-takeover measures, it will support a Board of Directors which enters into employment contracts for limited, rolling time periods (such as 3 years), and provides reasonable “parachutes” or termination compensation for an effective top management group.

•	Share Repurchase Programs.

Explanation. During periods when a portfolio company’s shares are materially underpriced, the best allocation of capital may be the repurchase of shares rather than expansion of the company’s businesses or an increase in corporate dividends. Shrinkage of the company’s common capitalization can have the effect of substantially increasing shareholder wealth for those shareholders able to continue their investment. Southeastern will accordingly support Boards of Directors entering into share repurchase programs during periods when common shares are materially underpriced.

•	Cumulative Voting and Pre-emptive Rights.

Explanation. Cumulative voting enables minority shareholders, including an investment adviser casting votes for its clients, to aggregate the number of votes available for all directors and assign these votes to a single director. Thus, some minority shareholders might own sufficient shares to be able to elect a designated representative to the Board, and thereby achieve a larger voice in the corporate management process. The presence of pre-emptive rights preserves a right of first refusal for existing shareholders to acquire newly issued shares on the same terms as the shares might be offered to a majority or control group, thereby enabling minority shareholders to maintain the same pro-rata percentage of voting control.

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The charters of most corporations formed in recent years do not contain provisions for cumulative voting or pre-emptive rights. Because these provisions protect the rights of minority shareholders, Southeastern would usually oppose a proposal for elimination of such rights in situations where they presently exist.

•	“Blank Check” Preference Stock.

Explanation. “Blank Check” preference stock allows a Board of Directors, without subsequent shareholder approval, to issue unlimited series of preference stock under terms and conditions determined wholly by the Board. Such terms and conditions may include preferential voting rights, dividends, and conversion rights which could be substantially dilutive for common shareholders. Such preference shares could also be issued by the Board to support questionable corporate financing proposals or as an anti-takeover measure. Because of the potential for dilution of common shareholders, Southeastern will generally oppose the adoption of “blank check” preference stock provisions.

•	“Greenmail” Share Repurchases.

Explanation. Unlike normal share repurchase programs which are implemented when a company’s shares are materially underpriced, “greenmail” repurchases of outstanding shares are usually made at inflated share prices for the purpose of eliminating a potential acquirer. As a result, such “greenmail” payments usually have both the immediate and long-term effect of limiting rather than enhancing shareholder value and may interfere with natural market forces. Southeastern will generally oppose the re-election of Boards of Directors which engage in “greenmail” repurchases in circumstances which would not enhance long-term shareholder value.

•	Structural Anti-takeover Defenses.

Explanation. In most situations, the adoption of anti-takeover defenses which become part of the corporation’s organizational structure have the effect of limiting natural market forces on the trading price of a company’s stock. Such structural or permanent provisions include the following: staggered terms for the Board of Directors, under which Board terms run for more than one year and less than all directors are elected each year; supermajority shareholder approval for merger or acquisition proposals not approved by the Board of Directors; and adoption of “poison pills” designed to damage the capital structure of either the acquiring or the acquired corporation in a non Board approved merger or takeover.

Southeastern generally will oppose the adoption of these types of structural anti-takeover defenses, and would generally favor their removal in corporate charters where they presently exist. There may be exceptions to this policy, however, if management has demonstrated that it pursues policies to create shareholder value and is otherwise shareholder-oriented.

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•	Right to Call Meetings

Explanation. Southeastern generally opposes proposals seeking to limit the ability of shareholders to call special meetings and vote on issues outside of the company’s annual meeting. Limiting the forum in which shareholders are able to vote on proposals could adversely affect shareholder value

•	Mergers, Acquisitions, Reorganizations, and other Transactions

Explanation. Shareholders may be faced with a number of different types of transactions, including acquisitions, mergers, reorganizations involving business combinations, liquidations and sale of all or substantially all of a company’s assets, which may require shareholder consent. Voting on such proposals involves considerations unique to each transaction, so Southeastern votes such matters on a case-by-case basis.

•	Environmental, Social, and Ethical Issues

Explanation. Southeastern recognizes the overall benefit that is provided to society in general when its portfolio companies act in a responsible manner as a good corporate steward in areas of environmental, social and ethical matters. Therefore, as a general policy, Southeastern will be supportive of and vote in favor of proposals that, in Southeastern’s opinion, would further such causes. However, such areas can be highly subjective and can, at times, be in conflict with what we consider to be in the long-term best interests of the shareholders. Therefore, Southeastern will give due regard to such proposals and will consider these matters on a case-by-case basis.

IV.

SOUTHEASTERN’S PROXY VOTING PROCEDURES

Monitoring for Proxies and Corporate Actions. Southeastern has implemented procedures designed to ensure that it receives the proxies and corporate actions for which it is responsible, and that these proxies and corporate actions are reconciled with the reported holdings of its clients as of the record date for voting, and then voted prior to applicable deadlines.

Regarding proxies, Southeastern has hired a third-party service provider to assist in monitoring for meetings. Each business day, Southeastern sends an updated file of holdings in each client portfolio where Southeastern has voting discretion to this administrator. The administrator has undertaken the task of collecting ballots and notifying Southeastern of all record and meeting dates for these holdings. In addition, Southeastern maintains its own list of record and meeting dates for client holdings, as a back-up and “check.” Upon notification of upcoming meetings, Southeastern’s Proxy Coordinator identifies all clients who hold the security as of the record date, and the number of shares held. It is the Proxy Coordinator’s job to ensure that voting decisions

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are made with respect to each client account and that such decisions are transmitted prior to applicable deadlines. The administrator assists and follows through with the implementation of Southeastern’s voting decisions for each of its client accounts where voting discretion has been granted.

It should be noted that if Southeastern or its clients enter into a securities lending arrangement with respect to securities in a client’s portfolio, Southeastern may not be able to vote proxies on those particular shares. In addition, with respect to non-US holdings, record and meeting dates may be announced with very little time to respond or may be in jurisdictions requiring unique additional documentation (e.g., powers of attorney) from Southeastern or its clients. In such circumstances, Southeastern will vote on a best efforts basis. In some non-US markets, shareholders who vote proxies are not able to sell in the company’s stock within a given period of time surrounding the meeting date. Southeastern coordinates voting such proxies with its trading activity, and in some cases may not vote such proxies where doing so would impair its trading flexibility. Southeastern may also refrain from voting where shares of a particular holding have been sold out of all client accounts prior to the meeting date. In summary, Southeastern may refrain from voting in situations where the cost of voting exceeds the expected benefit.

Regarding corporate transactions, information is available from a number of sources. Information usually comes first to the Southeastern portfolio management group and specifically to the particular co-manager or analyst primarily responsible for the portfolio holding. This information generally comes through press releases reported on electronic media services or in financial media such as The Wall Street Journal. In addition, Southeastern personnel routinely monitor news and events relating to portfolio holdings of clients, and accordingly learn of corporate actions which may require a response. Similarly, custodian banks receiving notification of corporate actions from issuers in turn notify Southeastern. Not all corporate actions require a response (such as dividend payments or stock splits), and Southeastern will not normally respond where the default action is the desired outcome. Corporate actions which do require a response are handled by Southeastern’s Head of Portfolio Accounting or her designee.

Decisions on Proxy Voting. Proxy Statements issued by portfolio companies are reviewed by the investment analyst assigned responsibility for the particular portfolio company. Proxies are voted in accordance with the general policies as described in Part II above. Any internal recommendation to consider voting in a manner contrary to the recommendations of the company’s Board of Directors is presented to Southeastern’s CEO or President for final decision before implementation. In addition, a conflict of interest review is performed with respect to each vote (see “Conflicts of Interest” below).

Attendance at Shareholders’ Meetings. A representative of Southeastern may attend shareholders meetings where there are special or unusual issues to be presented to shareholders. If Southeastern has determined to oppose management’s position, the representative may vote the shares of its clients in person rather than using the normal proxy voting procedures to return proxies to management.

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Conflicts of Interest. Occasions may arise where Southeastern or one of its personnel could have a conflict of interest with respect to a particular proxy vote. For example, there may be occasions where Southeastern has invested client assets in a company for which Southeastern also provides investment management services, or one of Southeastern’s clients may have a material interest in the outcome of a vote. It is also possible that Southeastern’s personnel may have a personal conflict of interest with respect to a vote, such as familial relationship with company management.

Southeastern considers potential conflicts of interest with respect to each voting decision. Any individual participating in a voting decision who has a personal conflict of interest shall disclose that conflict to the Proxy Coordinator and the Proxy Conflict Committee for review, and shall otherwise remove himself or herself from the proxy voting process. In addition, personnel involved in voting decisions must consider any Southeastern conflict of interest and report such conflicts to the Proxy Coordinator and the Proxy Conflict Committee, which also separately considers conflicts of interest which may be applicable to a vote. Before the Proxy Coordinator can submit voting decisions for execution, a representative of the portfolio management team and two representatives of the Proxy Conflict Committee must initial Southeastern’s internal proxy form indicating that they are not aware of a conflict of interest.

In cases where a conflict of interest has been identified, Southeastern’s Proxy Conflict Committee will prepare a report prior to execution of a voting decision which contains the following:

•	the nature of the conflict;

•	an evaluation of the materiality of the conflict; and

•	if the conflict is material, the procedures used to address the conflict.

Two out of three members of the Proxy Conflict Committee must approve the report. Such reports will be kept pursuant to the policies set forth under “Record Retention” below.

If a conflict is material, Southeastern will attempt to disclose the conflict to affected clients, including private account clients and/or the Longleaf Partners Funds‘ Boards of Trustees, and either obtain consent to vote on a given voting occasion or vote in accordance with instructions from the client and/or Longleaf Board of Trustees. Where consent has been given for Southeastern to vote, it will treat a proxy vote as it would any other and vote according to the principles stated herein, with the governing principle being what is in the best interest of the company’s shareholders. If Southeastern is not able to reach affected clients in time to obtain consent, or obtaining consent is not otherwise feasible, Southeastern may vote in accord with guidance provided by a proxy service provider independent of Southeastern.

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In evaluating the materiality of a conflict, Southeastern will consider a number of factors, including:

•	whether Southeastern has been solicited by the person or entity creating the conflict;

•	whether the size of Southeastern’s business relationship with the source of the conflict is material in light of Southeastern’s total business;

•	whether Southeastern’s voting power or voting decision is material from the perspective of the source of the conflict;

•	other factors which indicate Southeastern’s voting decision has not been impaired or tainted by the conflict.

If Southeastern concludes that the conflict is not material, the conflict of interest report will state the basis for this determination, and Southeastern will vote in the manner it deems in its clients’ best interest.

Record Retention. As required by Adviser’s Act Rule 204-2(c)(2), Southeastern maintains with respect to its clients:

•	copies of its proxy policies and procedures;

•	copies of proxy statements received regarding client securities (Southeastern will either keep a copy, rely on a copy obtained from the SEC’s EDGAR system, or will hire a third-party service provider to retain copies and provide them promptly upon request);

•	a record of each vote cast on behalf of a client (Southeastern will either retain this record itself or hire a third-party service provider to make and retain such records and provide them promptly upon request);

•	copies of documents created by Southeastern that are material to a voting decision or that memorialize the basis for the decision (including conflict of interest reports);

•	copies of each written client request for information on how Southeastern voted on behalf of a client, and a copy of Southeastern’s written response to any written or oral client request for information on how Southeastern voted its proxy.

Adopted August 1, 2003

Amended December 18, 2006

Amended December 4, 2007

Amended June 9, 2008

Amended December 17, 2010

Amended October 31, 2011

Amended October 3, 2012

Amended November 4, 2014

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March 2015

FM Proxy Voting and Engagement Guidelines

United States

State Street Global Advisors Funds Management, Inc.'s ("SSGA FM") US Proxy Voting and Engagement Guidelines outline our expectations of companies listed on stock exchanges in the US. This policy complements and should be read in conjunction with SSGA FM's Global Proxy Voting and Engagement Principles, which provide a detailed explanation of SSGA FM's approach to voting and engaging with companies and SSGA's Conflicts of Interest Policy.

STATE STREET GLOBAL ADVISORS

FM Proxy Voting and Engagement Guidelines

SSGA FM’s US Proxy Voting and Engagement Guidelines address areas including board structure, director tenure, audit related issues, capital structure, executive compensation, environmental, social and other governance related issues. Principally, we believe the primary responsibility of the board of directors is to preserve and enhance shareholder value and protect shareholder interests. In order to carry out their primary responsibilities, directors have to undertake activities that range from setting strategy, overseeing executive management to monitoring the risks that arise from a company’s business, including risks related to sustainability issues. Further, good corporate governance necessitates the existence of effective internal controls and risk management systems, which should be governed by the board.

When voting and engaging with companies in global markets, SSGA FM considers market specific nuances in the manner that we believe will most likely protect and promote the long-term economic value of client investments. SSGA FM expects companies to observe the relevant laws and regulations of their respective markets as well as country specific best practice guidelines and corporate governance codes. When we feel that a country’s regulatory requirements do not address some of the key philosophical principles that SSGA FM believes are fundamental to its global voting guidelines, we may hold companies in such markets to our global standards.

In its analysis and research into corporate governance issues in the US, SSGA FM expects all companies to act in a transparent manner and provide detailed disclosure on board profiles, related-party transactions, executive compensation and other governance issues that impact shareholders’ long-term interests.

SSGA FM’s Proxy Voting and Engagement Philosophy

In our view, corporate governance and sustainability issues are an integral part of the investment process. The Corporate Governance Team consists of investment professionals with expertise in corporate governance and company law, remuneration, accounting as well as environmental and social issues. SSGA FM has established robust corporate governance principles and practices that are backed with extensive analytical expertise to understand the complexities of the corporate governance landscape. SSGA FM engages with companies to provide insight on the principles and practices that drive our voting decisions. We also conduct proactive engagements to address significant shareholder concerns and environmental, social and governance (“ESG”) issues in a manner consistent with maximizing shareholder value.

The team works alongside members of SSGA FM’s active investment teams; collaborating on issuer engagements and providing input on company specific fundamentals. SSGA FM is also a member of various investor associations that seek to address broader corporate governance related policy issues in the US.

SSGA FM is a signatory to the United Nations Principles of Responsible Investment (“UNPRI”) and is compliant with the UK Stewardship Code. We are committed to sustainable investing and are working to further integrate ESG principles into investment and corporate governance practices, where applicable and consistent with our fiduciary duty.

Directors and Boards

SSGA FM believes that a well constituted board of directors, with a good balance of skills, expertise and independence, provides the foundations for a well governed company. SSGA FM votes for the election/re-election of directors on a case-by-case basis after considering various factors including general market practice and availability of information on director skills and expertise. In principle, SSGA FM believes independent directors are crucial to good corporate governance and help management establish sound corporate governance policies and practices. A sufficiently independent board will most effectively monitor management and perform oversight functions necessary to protect shareholder interests.

Director related proposals at US companies include issues submitted to shareholders that deal with the composition of the board or with members of a corporation’s board of directors. In deciding which director nominee to support, SSGA FM considers numerous factors.

Director Elections

SSGA FM’s director election policy focuses on companies’ governance profile to identify if a company demonstrates appropriate governance practices or if it exhibits negative governance practices. Factors SSGA FM considers when evaluating governance practices include, but are not limited to the following:

•	Shareholder rights;

•	Board independence; and

•	Board structure.

If a company demonstrates appropriate governance practices, SSGA FM believes a director should be classified as independent based on the relevant listing standards or local market practice standards. In such cases, the composition of the key oversight committees of a board

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FM Proxy Voting and Engagement Guidelines

should meet the minimum standards of independence. Accordingly, SSGA FM will vote against a nominee at a company with appropriate governance practices if the director is classified as non-independent under relevant listing standards or local market practice AND serves on a key committee of the board (compensation, audit, nominating or committees required to be fully independent by local market standards).

Conversely, if a company demonstrates negative governance practices, SSGA FM believes the classification standards for director independence should be elevated. In such circumstances, we will evaluate all director nominees based on the following classification standards:

•	Is the nominee an employee of or related to an employee of the issuer or its auditor;

•	Does the nominee provide professional services to the issuer;

•	Has the nominee attended an appropriate number of board meetings; or

•	Has the nominee received non-board related compensation from the issuer.

Where companies demonstrate negative governance practices, these stricter standards will apply not only to directors who are a member of a key committee but to all directors on the board as market practice permits. Accordingly, SSGA FM will vote against a nominee (with the exception of the CEO) where the board has inappropriate governance practices and is considered not independent based on the above independence criteria.

Additionally, SSGA FM may withhold votes from directors based on the following:

•	When overall average board tenure is excessive and/or individual director tenure is excessive. In assessing excessive tenure, SSGA FM gives consideration to factors such as the preponderance of long tenured directors, board refreshment practices, and classified board structures;

•	When directors attend less than 75% of board meetings without appropriate explanation or providing reason for their failure to meet the attendance threshold;

•	CEOs of a public company who sit on more than three public company boards;
•	Director nominees who sit on more than six public company boards;

•	Directors of companies that have ignored a shareholder proposal which received a majority of the shares outstanding at the last annual or special meeting, unless management submits the proposal(s) on the ballot as a binding management proposal, recommending shareholders vote for the particular proposal(s);

•	Directors of companies have unilaterally adopted/ amended company by-laws that negatively impact SSGA FM’s shareholder rights (such as fee-shifting, forum selection and exclusion service by-laws) without putting such amendments to a shareholder vote;

•	Compensation committee members where there is a weak relationship between executive pay and performance over a five-year period;

•	Audit committee members if non-audit fees exceed 50% of total fees paid to the auditors; and

•	Directors who appear to have been remiss in their duties.

Director Related Proposals

SSGA FM generally votes for the following director related proposals:

•	Discharge of board members’ duties, in the absence of pending litigation, regulatory investigation, charges of fraud or other indications of significant concern;

•	Proposals to restore shareholders’ ability to remove directors with or without cause;

•	Proposals that permit shareholders to elect directors to fill board vacancies; and

•	Shareholder proposals seeking disclosure regarding the company, board, or compensation committee’s use of compensation consultants, such as company name, business relationship(s) and fees paid.

SSGA FM generally votes against the following director related proposals:

•	Requirements that candidates for directorships own large amounts of stock before being eligible to be elected;

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FM Proxy Voting and Engagement Guidelines

•	Proposals that relate to the “transaction of other business as properly comes before the meeting”, which extend “blank check” powers to those acting as proxy; and

•	Proposals requiring two candidates per board seat.

Majority Voting

SSGA FM will generally support a majority vote standard based on votes cast for the election of directors.

SSGA FM will generally vote to support amendments to bylaws that would require simple majority of voting shares (i.e. shares cast) to pass or repeal certain provisions.

Annual Elections

SSGA FM generally supports the establishment of annual elections of the board of directors. Consideration is given to the overall level of board independence and the independence of the key committees as well as whether there is a shareholders rights plan.

Cumulative Voting

SSGA FM does not support cumulative voting structures for the election of directors.

Separation Chair/CEO

SSGA FM analyzes proposals for the separation of Chair/CEO on a case-by-case basis taking into consideration numerous factors, including but not limited to, the appointment of and role played by a lead director, a company’s performance and the overall governance structure of the company.

Proxy Access

SSGA FM will consider proposals relating to Proxy Access on a case-by-case basis.

SSGA FM will evaluate the company’s specific circumstances, the impact of the proposal on the target company and its potential effect on shareholder value.

Considerations include but are not limited to the following:

•	The ownership thresholds and holding duration proposed in the resolution;

•	The binding nature of the proposal;

•	The number of directors that shareholders may be able to nominate each year;

•	Company performance;

•	Company governance structure;

•	Shareholder rights; and

•	Board performance.

Age/Term Limits

Generally, SSGA FM will vote against age and term limits unless the company is found to have poor board refreshment and director succession practices and has a preponderance of non-executive directors with excessively long-tenures serving on the board.

Approve Remuneration of Directors

Generally, SSGA FM will support directors’ compensation, provided the amounts are not excessive relative to other issuers in the market or industry. In making our determination, we review whether the compensation is overly dilutive to existing shareholders.

Indemnification

Generally, SSGA FM supports proposals to limit directors’ liability and/or expand indemnification and liability protection if he or she has not acted in bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Classified Boards

SSGA FM generally supports annual elections for the board of directors.

Confidential Voting

SSGA FM will support confidential voting.

Board Size

SSGA FM will support proposals seeking to fix the board size or designate a range for the board size and will vote against proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

Audit Related Issues

Ratifying Auditors and Approving Auditor Compensation

SSGA FM supports the approval of auditors and auditor compensation provided that the issuer has properly disclosed audit and non-audit fees relative to market practice and the audit fees are not deemed excessive. SSGA FM deems audit fees to be excessive if the non-audit fees for the prior year constituted 50% or more of the total fees paid to the auditor. SSGA FM will support the disclosure of auditor and consulting relationships when the same or related entities are conducting both activities and will support the establishment of a selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function.

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FM Proxy Voting and Engagement Guidelines

In circumstances where “other” fees include fees related to initial public offerings, bankruptcy emergence, and spin-offs, and the company makes public disclosure of the amount and nature of those fees which are determined to be an exception to the standard “non-audit fee” category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit/audit-related fees/tax compliance and preparation for purposes of determining whether non-audit fees are excessive.

SSGA FM will support the discharge of auditors and requirements that auditors attend the annual meeting of shareholders.1

Capital Related Issues

Capital structure proposals include requests by management for approval of amendments to the certificate of incorporation that will alter the capital structure of the company.

The most common request is for an increase in the number of authorized shares of common stock, usually in conjunction with a stock split or dividend. Typically, requests that are not unreasonably dilutive or enhance the rights of common shareholders are supported. In considering authorized share proposals, the typical threshold for approval is 100% over current authorized shares. However, the threshold may be increased if the company offers a specific need or purpose (merger, stock splits, growth purposes, etc.). All proposals are evaluated on a case-by-case basis taking into account the company’s specific financial situation.

Increase in Authorized Common Shares

In general, SSGA FM supports share increases for general corporate purposes up to 100% of current authorized stock.

SSGA FM supports increases for specific corporate purposes up to 100% of the specific need plus 50% of current authorized common stock for US firms.

When applying the thresholds, SSGA FM will also consider the nature of the specific need, such as mergers and acquisitions and stock splits.

Increase in Authorized Preferred Shares

SSGA FM votes on a case-by-case basis on proposals to increase the number of preferred shares.

Generally, SSGA FM will vote for the authorization of preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

SSGA FM will support proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense). However, SSGA FM will vote against proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Unequal Voting Rights

SSGA FM will not support proposals authorizing the creation of new classes of common stock with superior voting rights and will vote against new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights. In addition, SSGA FM will not support capitalization changes that add “blank check” classes of stock (i.e. classes of stock with undefined voting rights) or classes that dilute the voting interests of existing shareholders.

However, SSGA FM will support capitalization changes that eliminate other classes of stock and/or unequal voting rights.

Mergers and Acquisitions

Mergers or reorganizing the structure of a company often involve proposals relating to reincorporation, restructurings, mergers, liquidations, and other major changes to the corporation.

Proposals that are in the best interests of the shareholders, demonstrated by enhancing share value or improving the effectiveness of the company’s operations, will be supported.

In general, provisions that are not viewed as economically sound or are thought to be destructive to shareholders’ rights are not supported.

SSGA FM will generally support transactions that maximize shareholder value. Some of the considerations include, but are not limited to the following:

•	Offer premium;

•	Strategic rationale;

•	Board oversight of the process for the recommended transaction, including, director and/or management conflicts of interest;

•	Offers made at a premium and where there are no other higher bidders; and

•	Offers in which the secondary market price is substantially lower than the net asset value.

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FM Proxy Voting and Engagement Guidelines

SSGA FM may vote against a transaction considering the following:

•	Offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets;

•	Offers where we believe there is a reasonable prospect for an enhanced bid or other bidders; and

•	At the time of voting, the current market price of the security exceeds the bid price.

Anti–Takeover Issues

Typically, these are proposals relating to requests by management to amend the certificate of incorporation or bylaws to add or delete a provision that is deemed to have an antitakeover effect. The majority of these proposals deal with management’s attempt to add some provision that makes a hostile takeover more difficult or will protect incumbent management in the event of a change in control of the company.

Proposals that reduce shareholders’ rights or have the effect of entrenching incumbent management will not be supported.

Proposals that enhance the right of shareholders to make their own choices as to the desirability of a merger or other proposal are supported.

Shareholder Rights Plans

SSGA FM will support mandates requiring shareholder approval of a shareholder rights plans (“poison pill”) and repeals of various anti-takeover related provisions.

In general, SSGA FM will vote against the adoption or renewal of a US issuer’s shareholder rights plan (“poison pill”).

SSGA FM will vote for an amendment to a shareholder rights plan (“poison pill”) where the terms of the new plans are more favorable to shareholders’ ability to accept unsolicited offers (i.e. if one of the following conditions are met: (i) minimum trigger, flip-in or flip-over of 20%, (ii) maximum term of three years, (iii) no “dead hand,” “slow hand,” “no hand” or similar feature that limits the ability of a future board to redeem the pill, and (iv) inclusion of a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced).

Special Meetings

SSGA FM will vote for shareholder proposals related to special meetings at companies that do not provide shareholders the right to call for a special meeting in their bylaws if:

•	The company also does not allow shareholders to act by written consent; or

•	The company allows shareholders to act by written consent but the ownership threshold for acting by written consent is set above 25% of outstanding shares.

SSGA FM will vote for shareholder proposals related to special meetings at companies that give shareholders (with a minimum 10% ownership threshold) the right to call for a special meeting in their bylaws if:

•	The current ownership threshold to call for a special meeting is above 25% of outstanding shares.

SSGA FM will vote for management proposals related to special meetings.

Written Consent

SSGA FM will vote for shareholder proposals on written consent at companies if:

•	The company does not have provisions in their bylaws giving shareholders the right to call for a special meeting; or

•	The company allows shareholders the right to call for a special meeting but the current ownership threshold to call for a special meeting is above 25% of outstanding shares; and

•	The company has a poor governance profile.

SSGA FM will vote management proposals on written consent on a case-by-case basis.

Super–Majority

SSGA FM will generally vote against amendments to bylaws requiring super-majority shareholder votes to pass or repeal certain provisions. SSGA FM will vote for the reduction or elimination of super-majority vote requirements, unless management of the issuer was concurrently seeking to or had previously made such a reduction or elimination.

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FM Proxy Voting and Engagement Guidelines

Remuneration Issues

Despite the differences among the types of plans and the awards possible there is a simple underlying philosophy that guides the analysis of all compensation plans; namely, are the terms of the plan designed to provide an incentive for executives and/or employees to align their interests with those of the shareholders and thus work toward enhancing shareholder value. Plans which benefit participants only when the shareholders also benefit are those most likely to be supported.

Advisory Vote on Executive Compensation and Frequency

SSGA FM believes executive compensation plays a critical role in aligning executives interest with shareholder’s, attracting, retaining and incentivizing key talent, and ensuring positive correlation between the performance achieved by management and the benefits derived by shareholders. SSGA FM supports management proposals on executive compensation where there is a strong relationship between executive pay and performance over a five-year period. SSGA FM seeks adequate disclosure of different compensation elements, absolute and relative pay levels, peer selection and benchmarking, the mix of long term and short term incentives, alignment of pay structures with shareholder interests as well as with corporate strategy and performance. Further, shareholders should have the opportunity to assess whether pay structures and levels are aligned with business performance on an annual basis.

Employee Equity Award Plans

SSGA FM considers numerous criteria when examining equity award proposals. Generally, SSGA FM does not vote against plans for lack of performance or vesting criteria. Rather, the main criteria that will result in a vote against an equity award plan are:

Excessive voting power dilution To assess the dilutive effect, we divide the number of shares required to fully fund the proposed plan, the number of authorized but unissued shares and the issued but unexercised shares by the fully diluted share count. SSGA FM reviews that number in light of certain factors, including the industry of the issuer.

Historical option grants Excessive historical option grants over the past three years. Plans that provide for historical grant patterns of greater than eight to twelve percent are generally not supported.

Repricing SSGA FM will vote against any plan where repricing is expressly permitted. If a company has a history of repricing underwater options, the plan will not be supported.

Other criteria include the following:

•	Number of participants or eligible employees;

•	The variety of awards possible; and

•	The period of time covered by the plan.

There are numerous factors that we view as negative, and together, may result in a vote against a proposal:

•	Grants to individuals or very small groups of participants;

•	“Gun-jumping” grants which anticipate shareholder approval of a plan or amendment;

•	The power of the board to exchange “underwater” options without shareholder approval; this pertains to the ability of a company to reprice options, not the actual act of repricing described above;

•	Below market rate loans to officers to exercise their options;

•	The ability to grant options at less than fair market value;

•	Acceleration of vesting automatically upon a change in control; and

•	Excessive compensation (i.e. compensation plans which are deemed by SSGA FM to be overly dilutive).

Share Repurchases If a company makes a clear connection between a share repurchase program and its intent to offset dilution created from option plans and the company fully discloses the amount of shares being repurchased, the voting dilution calculation may be adjusted to account for the impact of the buy back.

Companies who do not (i) clearly state the intentions of any proposed share buy-back plan or (ii) disclose a definitive number of the shares to be bought back, (iii) specify the range of premium/discount to market price at which a company can repurchase shares and, (iv) disclose the time frame during which the shares will be bought back, will not have any such repurchase plan factored into the dilution calculation.

162(m) Plan Amendments If a plan would not normally meet the SSGA FM criteria described above, but is primarily being amended to add specific performance criteria to be used with awards designed to qualify for performance-based exception from the tax deductibility limitations of Section 162(m) of the Internal Revenue Code, then SSGA FM will support the proposal to amend the plan.

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FM Proxy Voting and Engagement Guidelines

Employee Stock Option Plans

SSGA FM generally votes for stock purchase plans with an exercise price of not less than 85% of fair market value. However, SSGA FM takes market practice into consideration.

Compensation Related Items

SSGA FM will generally support the following proposals:

•	Expansions to reporting of financial or compensation-related information, within reason; and

•	Proposals requiring the disclosure of executive retirement benefits if the issuer does not have an independent compensation committee.

SSGA FM will generally vote against the following proposals:

•	Retirement bonuses for non-executive directors and auditors.

Miscellaneous/Routine Items

SSGA FM generally supports the following miscellaneous/routine governance items:

•	Reimbursement of all appropriate proxy solicitation expenses associated with the election when voting in conjunction with support of a dissident slate;

•	Opting out of business combination provision;

•	Proposals that remove restrictions on the right of shareholders to act independently of management;

•	Liquidation of the company if the company will file for bankruptcy if the proposal is not approved;

•	Shareholder proposals to put option repricings to a shareholder vote;

•	General updating of or corrective amendments to charter and bylaws not otherwise specifically addressed herein, unless such amendments would reasonably be expected to diminish shareholder rights (e.g. extension of directors’ term limits, amending shareholder vote requirement to amend the charter documents, insufficient information provided as to the reason behind the amendment);

•	Change in corporation name;

•	Mandates that amendments to bylaws or charters have shareholder approval;

•	Management proposals to change the date, time, and/or location of the annual meeting unless the proposed change is unreasonable;

•	Repeals, prohibitions or adoption of anti-greenmail provisions;

•	Management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced and proposals to implement a reverse stock split to avoid delisting; and

•	Exclusive forum provisions.

SSGA FM generally does not support the following miscellaneous/ routine governance items:

•	Proposals asking companies to adopt full tenure holding periods for their executives;

•	Reincorporation to a location that we believe has more negative attributes than its current location of incorporation;

•	Shareholder proposals to change the date, time, and/or location of the annual meeting unless the current scheduling or location is unreasonable;

•	Proposals to approve other business when it appears as voting item;

•	Proposals giving the board exclusive authority to amend the bylaws; and

•	Proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

Environmental and Social Issues

As a fiduciary, we consider the financial and economic implications of environmental and social issues first and foremost. Environmental and social factors not only can have an impact on the reputation of companies; they may also represent significant operational risks and costs to business.

Well-developed environmental and social management systems can also generate efficiencies and enhance productivity, both of which impact shareholder value in the long-term.

SSGA FM encourages companies to be transparent about the environmental and social risks and opportunities they face

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FM Proxy Voting and Engagement Guidelines

and adopt robust policies and processes to manage such issues. In our view, companies that manage all risks and consider opportunities related to environmental and social issues are able to adapt faster to changes and appear to be better placed to achieve sustainable competitive advantage in the long-term. Similarly, companies with good risk management systems, which include environmental and social policies, have a stronger position relative to their peers to manage risk and change, which could result in anything from regulation and litigation, physical threats (severe weather, climate change), economic trends as well as shifts in consumer behavior.

In their public reporting, we expect companies to disclose information on relevant management tools and material environmental and social performance metrics. We support efforts by companies to try to demonstrate how sustainability fits into operations and business activities. SSGA FM’s team of analysts evaluates these risks on an issuer-by-issuer basis; understanding that environmental and social risks can vary widely depending on company industry, its operations, and geographic footprint.

[1]	Common for non-US issuers; request from the issuer to discharge from liability the directors or auditors with respect to actions taken by them during the previous year.

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FM Proxy Voting and Engagement Guidelines

ssga.com

State Street Global Advisors Worldwide Entities

Australia: State Street Global Advisors, Australia, Limited (ABN 42 003 914 225) is the holder of an Australian Financial Services Licence (AFSL Number 238276). Registered Office: Level 17, 420 George Street, Sydney, NSW 2000, Australia. T: +612 9240 7600. F: +612 9240 7611. Belgium: State Street Global Advisors Belgium, Chausse de La Hulpe 120, 1000 Brussels, Belgium. T: +32 2 663 2036, F: +32 2 672 2077. SSGA Belgium is a branch office of State Street Global Advisors Limited. State Street Global Advisors Limited is authorised and regulated by the Financial Conduct Authority in the United Kingdom. Canada: State Street Global Advisors, Ltd., 770 Sherbrooke Street West, Suite 1200 Montreal, Quebec, H3A 1G1, T: +514 282 2400 and 30 Adelaide Street East Suite 500, Toronto, Ontario M5C 3G6. T: +647 775 5900. Dubai: State Street Bank and Trust Company (Representative Office), Boulevard Plaza 1, 17th Floor, Office 1703 Near Dubai Mall & Burj Khalifa, P.O Box 26838, Dubai, United Arab Emirates. T: +971 (0)4 4372800. F: +971 (0)4 4372818. France: State Street Global Advisors France. Authorised and regulated by the Autorité des Marchés Financiers. Registered with the Register of Commerce and Companies of Nanterre under the number: 412 052 680. Registered Office: Immeuble Défense Plaza, 23-25 rue Delarivière-Lefoullon, 92064 Paris La Défense Cedex, France. T: +33 1 44 45 40 00. F: +33 1 44 45 41 92. Germany: State Street Global Advisors GmbH, Brienner Strasse 59, D-80333 Munich. T: +49 (0)89 55878 100. F: +49 (0)89 55878 440. Hong Kong: State Street Global Advisors Asia Limited, 68/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong. T: +852 2103 0288. F: +852 2103 0200. Ireland: State Street Global Advisors Ireland Limited is regulated by the Central Bank of Ireland. Incorporated and registered in Ireland at Two Park Place, Upper Hatch Street, Dublin 2. Registered Number: 145221. Member of the Irish Association of Investment Managers. T: +353 (0)1 776 3000. F: +353 (0)1 776 3300. Italy: State Street Global Advisors Italy, Sede Secondaria di Milano, Via dei Bossi, 4 20121 Milan, Italy. T: +39 02 32066 100. F: +39 02 32066 155. State Street Global Advisors Italy is a branch office of State Street Global Advisors Limited. State Street Global Advisors Limited is authorised and regulated by the Financial Conduct Authority in the United Kingdom. Japan: State Street Global Advisors (Japan) Co., Ltd., 9-7-1 Akasaka, Minato-ku, Tokyo 107-6239. T: +813 4530 7380. Financial Instruments Business Operator, Kanto Local Financial Bureau (Kinsho #345). Japan Investment Advisers Association, Investment Trusts Association Japan, Japan Securities Dealers Association. Netherlands: State Street Global Advisors Netherlands, Adam Smith Building, Thomas Malthusstraat 1-3, 1066 JR Amsterdam, Netherlands. T: +31 (0)20 7181701. State Street Global Advisors Netherlands is a branch office of State Street Global Advisors Limited. State Street Global Advisors Limited is

authorised and regulated by the Financial Conduct Authority in the United Kingdom. Singapore: State Street Global Advisors Singapore Limited, 168, Robinson Road, #33-01 Capital Tower, Singapore 068912 (Company Registered Number: 200002719D). T: +65 6826 7500. F: +65 6826 7501. Switzerland: State Street Global Advisors AG, Beethovenstr. 19, CH-8027 Zurich. T: +41 (0)44 245 70 00. F: +41 (0)44 245 70 16. United Kingdom: State Street Global Advisors Limited. Authorised and regulated by the Financial Conduct Authority. Registered in England. Registered Number: 2509928. VAT Number: 5776591 81. Registered Office: 20 Churchill Place, Canary Wharf, London, E14 5HJ. T: +020 3395 6000. F: +020 3395 6350. United States: State Street Global Advisors, One Lincoln Street, Boston, MA 02111-2900. T: +617 664 7727.

The views expressed in this material are the views of SSGA Corporate Governance Team through the period ended March 31, 2015 and are subject to change based on market and other conditions. This document contains certain statements that may be deemed forward-looking statements. Please note that any such statements are not guarantees of any future performance and actual results or developments may differ materially from those projected. Past performance is no guarantee of future results.

SSGA generally delegates commodities management for separately managed accounts to SSGA FM, a wholly owned subsidiary of State Street and an affiliate of SSGA. SSGA FM is registered as a commodity trading advisor (“CTA”) with the Commodity Futures Trading Commission and National Futures Association.

This communication is not specifically directed to investors of separately managed accounts (SMA) utilizing futures, options on futures or swaps. SSGA FM CTA clients should contact SSGA Relationship Management for important CTA materials.

Investing involves risk including the risk of loss of principal.

The whole or any part of this work may not be reproduced, copied or transmitted or any of its contents disclosed to third parties without SSGA’s express written consent.

The information provided does not constitute investment advice and it should not be relied on as such. It should not be considered a solicitation to buy or an offer to sell a security. It does not take into account any investor’s particular investment objectives, strategies, tax status or investment horizon. You should consult your tax and financial advisor. All material has been obtained from sources believed to be reliable. There is no representation or warranty as to the accuracy of the information and State Street shall have no liability for decisions based on such information.

State Street Global Advisors	© 2015 State Street Corporation. All Rights Reserved. ID3439-INST-5436 0315 Exp. Date: 03/31/2016

Systematic Financial Management, L.P.

Proxy Voting General Guidelines

Updated May 2013

Clients may delegate proxy voting authority over their account to Systematic in their investment management agreement or investment guidelines, or by other written direction to Systematic. Upon such delegation of proxy voting authority, Systematic will notify both its independent proxy-voting agent (“agent”) and the client’s custodian that Systematic’s agent will vote on behalf of Systematic for that client’s account. Systematic will also provide the client’s custodian with the appropriate instructions for delivery of proxy ballots for the client’s account. Systematic clients may revoke Systematic’s voting authority by providing written notice to Systematic

As stated above, Systematic has retained an independent proxy-voting agent (“agent”), and Systematic generally follows the agent’s proxy voting guidelines when voting proxies. The adoption of the agent’s proxy voting guidelines provides independent guidelines for voting proxies and is designed to remove conflicts of interest that could affect the outcome of a vote. The intent of this policy is to remove any discretion that Systematic may have to interpret how to vote proxies in cases where Systematic has a conflict of interest or the appearance of a conflict of interest.

Although under normal circumstances Systematic is not expected to exercise its voting discretion or to override the agent’s recommendation, Systematic’s Proxy Voting Committee will monitor any situation where Systematic believes it has a material conflict of interest, or where Systematic wishes to exercise its discretion or more closely review a particular matter. In these situations, the Proxy Voting Committee will provide the actual voting recommendation after a review of the vote(s) involved with such determination being based in the Committee’s determination of what is in the best interests of Systematic’s clients. Systematic uses consensus decisions when voting an issue and does not allow Portfolio Managers to vote proxies independently. Systematic’s Chief Compliance Officer (CCO) must approve any decision made on such vote prior to the vote being cast. In approving any such decision, the CCO will use his or her best judgment to ensure that the spirit of Systematic’s proxy voting guidelines is being followed. Systematic will maintain documentation of any such voting decision.

The agent has policies and procedures in place to mitigate potential conflicts of interest. The agent is obligated to notify Systematic, in advance of voting any proxies, in specific situations where it may have a material conflict of interest with a company whose proxy it is responsible for voting on behalf of a Systematic client. If this situation occurs, the agent will follow its procedures regarding conflicts of interest and Systematic will follow the same procedures it does for situations where it has a material conflict of interest, as described above.

Voting Guidelines

Systematic maintains five sets of proxy voting guidelines, one based on AFL-CIO polices for Taft-Hartley Plan Sponsors, another for clients with Socially Responsible Investing guidelines, another for Public Plans, another for Catholic or other faith-based entities and the fifth being a General Policy for all other clients, covering U.S. and global proxies. Institutional clients may select which set of proxy guidelines they wish to be used to vote their account’s proxies. In instances where the client does not select a voting policy, Systematic would typically apply the General Policy when voting on behalf of the client. Systematic may process certain proxies, or certain proposals within such proxies, without voting, such as by making a decision to abstain from voting or take no action on such proxies (or on certain proposals within such proxies). Examples include, without limitation, proxies issued by companies that the Firm has decided to sell, proxies issued for securities that the Firm did not select for a client portfolio (such as securities selected by the client or a previous adviser, unsupervised securities held in a client’s account, money market securities or other securities selected by clients or their representatives other than Systematic), or proxies issued by foreign companies that impose burdensome or unreasonable voting, power of attorney or holding requirements such as with share blocking as further noted below.

Systematic also seeks to ensure that, to the extent reasonably feasible, proxies for which it receives ballots in good order and receives timely notice will be voted or otherwise processed (such as through a decision to abstain or take no action). Systematic may be unable to vote or otherwise process proxy ballots that are not received in a timely manner due to limitations of the proxy voting system, custodial limitations or other factors beyond the firm’s control. Such ballots may include, without limitation, ballots for securities out on loan under securities lending programs initiated by the client or its custodian, ballots not timely forwarded by a custodian, or ballots that were not received by the agent on a timely basis.

Share Blocking

In general, unless otherwise directed by the client, Systematic will make reasonable efforts to vote client proxies in accordance with the proxy voting recommendations of the Firm’s proxy voting service provider. Systematic will generally decline to vote proxies if to do so would cause a restriction to be placed on Systematic’s ability to trade securities held in client accounts in “share blocking” countries. Accordingly, Systematic may abstain from votes in a share blocking country in favor of preserving its ability to trade any particular security at any time. Systematic’s maintains written Proxy Voting Policies and Procedures as required by Rule 206(4)-6 under the Investment Advisers Act.

TimesSquare Capital Management, LLC Proxy Voting Policies and Procedures

Securities and Exchange Commission regulations under the Investment Advisers Act of 1940 require investment advisers 1.) to adopt and implement written proxy voting policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interests of its clients, 2.) to provide clients with a summary of such proxy voting policies, and, upon request, furnish clients with a copy, and 3.) to disclose to clients how they may obtain information on how the adviser has voted their proxies.

Set forth below is a summary of the TimesSquare Capital Management, LLC (TSCM) written policies and procedures related to proxy voting:

•	TSCM has developed pre-determined proxy voting guidelines that are executed by an independent, third party proxy voting service - Institutional Shareholder Services (ISS). The pre-determined guidelines are developed through consultation with equity analysts and portfolio managers, and are reviewed and approved annually by TSCM’s Proxy Voting Committee.

To address potential material conflicts of interest between the interests of TSCM and its affiliates and those of TSCM’s clients, TSCM adheres to the pre-determined proxy voting guidelines that are approved by the Proxy Voting Committee. Proposals to vote in a manner inconsistent with the pre-determined guidelines must be approved by the Proxy Voting Committee.

Certain clients direct TSCM to vote proxies using pre-determined guidelines provided by organizations such as the AFL-CIO and ISS. TSCM provides such guidelines to the Governance Analytics service to vote all proxies in accordance with client directions.

In addition, some clients retain the power to vote their proxies.

•	Taking into consideration all pertinent factors, the proxy voting guidelines have been developed to protect/improve shareholder value through protection of shareholder rights, and prevention of excessive and unwarranted compensation for companies’ directors, management, and employees.

•	TSCM’s compliance personnel are responsible for ensuring that all proxies are voted in a manner consistent with policy and procedures, required records are maintained, and, as requested, reports provided to clients. TSCM will generally decline to vote a proxy if voting the proxy would cause a restriction to be placed on TSCM’s ability to trade securities in a client account, such as in “share blocking” countries.

T. ROWE PRICE ASSOCIATES, INC.

T. ROWE PRICE INTERNATIONAL LTD

T. ROWE PRICE (CANADA), INC

T. ROWE PRICE HONG KONG LIMITED

T. ROWE PRICE SINGAPORE PRIVATE LTD.

PROXY VOTING POLICIES AND PROCEDURES

RESPONSIBILITY TO VOTE PROXIES

T. Rowe Price Associates, Inc., T. Rowe Price International Ltd, T. Rowe Price (Canada), Inc., T. Rowe Price Hong Kong Limited, and T. Rowe Price Singapore Private Ltd. (collectively, “T. Rowe Price”) recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote in the election of the company’s directors and on matters affecting certain important aspects of the company’s structure and operations that are submitted to shareholder vote. As an investment adviser with a fiduciary responsibility to its clients, T. Rowe Price analyzes the proxy statements of issuers whose stock is owned by the U.S.-registered investment companies which it sponsors and serves as investment adviser (“Price Funds”) and by common trust funds, offshore funds, institutional and private counsel clients who have requested that T. Rowe Price be involved in the proxy process. T. Rowe Price has assumed the responsibility for voting proxies on behalf of the T. Rowe Price Funds and certain counsel clients who have delegated such responsibility to T. Rowe Price. In addition, T. Rowe Price makes recommendations regarding proxy voting to counsel clients who have not delegated the voting responsibility but who have requested voting advice. T. Rowe Price reserves the right to decline to vote proxies in accordance with client-specific voting guidelines.

T. Rowe Price has adopted these Proxy Voting Policies and Procedures (“Policies and Procedures”) for the purpose of establishing formal policies and procedures for performing and documenting its fiduciary duty with regard to the voting of client proxies. This document is updated annually.

Fiduciary Considerations. It is the policy of T. Rowe Price that decisions with respect to proxy issues will be made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company from the viewpoint of the particular client or Price Fund. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Our intent has always been to vote proxies, where possible to do so, in a manner consistent with our fiduciary obligations and responsibilities. Practicalities and costs involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.

Other Considerations. One of the primary factors T. Rowe Price considers when determining the desirability of investing in a particular company is the quality and depth of its

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management. We recognize that a company’s management is entrusted with the day-to-day operations of the company, as well as its long-term direction and strategic planning, subject to the oversight of the company’s board of directors. Accordingly, our proxy voting guidelines are not intended to substitute our judgment for management’s with respect to the company’s day-to-day operations. Rather, our proxy voting guidelines are designed to promote accountability of a company’s management and board of directors to its shareholders; to align the interests of management with those of shareholders; and to encourage companies to adopt best practices in terms of their corporate governance. In addition to our proxy voting guidelines, we rely on a company’s disclosures, its board’s recommendations, a company’s track record, country-specific best practices codes, our research providers and, most importantly, our investment professionals’ views, in making voting decisions.

ADMINISTRATION OF POLICIES AND PROCEDURES

Proxy Committee. T. Rowe Price’s Proxy Committee (“Proxy Committee”) is responsible for establishing positions with respect to corporate governance and other proxy issues, including those involving corporate social responsibility issues. Certain delegated members of the Proxy Committee also review questions and respond to inquiries from clients and mutual fund shareholders pertaining to proxy issues. While the Proxy Committee sets voting guidelines and serves as a resource for T. Rowe Price portfolio management, it does not have proxy voting authority for any Price Fund or counsel client. Rather, this responsibility is held by the Chairperson of the Price Fund’s Investment Advisory Committee or counsel client’s portfolio manager.

Global Proxy Services Group. The Global Proxy Services Group is responsible for administering the proxy voting process as set forth in the Policies and Procedures.

Proxy Administrator. The Global Proxy Services Group will assign a Proxy Administrator who will be responsible for ensuring that all meeting notices are reviewed and important proxy matters are communicated to the portfolio managers for consideration.

Global Corporate Governance Analyst. Our Global Corporate Governance Analyst is responsible for reviewing the proxy agendas for all upcoming meetings and making company-specific recommendations to our global industry analysts and portfolio managers with regard to the voting decisions in their portfolios.

HOW PROXIES ARE REVIEWED, PROCESSED AND VOTED

In order to facilitate the proxy voting process, T. Rowe Price has retained Institutional Shareholder Services (ISS) as an expert in the proxy voting and corporate governance area. ISS specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility. In order to reflect T. Rowe Price’s issue-by-issue voting guidelines as approved each year by the Proxy Committee, ISS maintains and implements a custom voting policy for the Price Funds and other client accounts. From time to time, T. Rowe Price may also obtain certain proxy voting research from Glass, Lewis & Co., LLC.

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Meeting Notification

T. Rowe Price utilizes ISS’s voting agent services to notify us of upcoming shareholder meetings for portfolio companies held in client accounts and to transmit votes to the various custodian banks of our clients. ISS tracks and reconciles T. Rowe Price holdings against incoming proxy ballots. If ballots do not arrive on time, ISS procures them from the appropriate custodian or proxy distribution agent. Meeting and record date information is updated daily, and transmitted to T. Rowe Price through Proxy Exchange, ISS’s web-based application.

Vote Determination

Each day, ISS delivers into T. Rowe Price’s proprietary proxy research platform a comprehensive summary of upcoming meetings, proxy proposals, publications discussing key proxy voting issues, and custom vote recommendations to assist us with proxy research and processing. The final authority and responsibility for proxy voting decisions remains with T. Rowe Price. Decisions with respect to proxy matters are made primarily in light of the anticipated impact of the issue on the desirability of investing in the company from the perspective of our clients.

Portfolio managers may decide to vote their proxies consistent with the Policies and Procedures, as set by the Proxy Committee, and instruct our Proxy Administrator to vote all proxies accordingly. Alternatively, portfolio managers may request to review the vote recommendations and sign off on all proxies before the votes are cast, or they may choose only to sign off on those votes cast against management. The portfolio managers are also given the option of reviewing and determining the votes on all proxies without utilizing the vote guidelines of the Proxy Committee. In all cases, the portfolio managers may elect to receive current reports summarizing all proxy votes in their client accounts. Portfolio managers who vote their proxies inconsistent with T. Rowe Price guidelines are required to document the rationale for their votes. The Proxy Administrator is responsible for maintaining this documentation and assuring that it adequately reflects the basis for any vote which is cast contrary to our proxy voting guidelines.

T. Rowe Price Voting Policies

Specific proxy voting guidelines have been adopted by the Proxy Committee for all regularly occurring categories of management and shareholder proposals. A detailed set of proxy voting guidelines is available on the T. Rowe Price website, www.troweprice.com. The following is a summary of our guidelines on the most significant proxy voting topics:

Election of Directors – For U.S. companies, T. Rowe Price generally supports slates with a majority of independent directors. However, T. Rowe Price may vote against outside directors who do not meet our criteria relating to their independence, particularly when they serve on key board committees, such as compensation and nominating committees, for which we believe that all directors should be independent. Outside of the U.S., we expect companies to adhere to the

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minimum independence standard established by regional corporate governance codes. At a minimum, however, we believe boards in all regions should include a blend of executive and non-executive members, and we are likely to vote against senior executives at companies without any independent directors. We also vote against directors who are unable to dedicate sufficient time to their board duties due to their commitments to other boards. We may vote against certain directors who have served on company boards where we believe there has been a gross failure in governance or oversight. Additionally, we may vote against compensation committee members who approve excessive executive compensation or severance arrangements. We support efforts to elect all board members annually because boards with staggered terms lessen directors’ accountability to shareholders and act as deterrents to takeover proposals. To strengthen boards’ accountability, T. Rowe Price supports proposals calling for a majority vote threshold for the election of directors and we may withhold votes from an entire board if they fail to implement shareholder proposals that receive majority support.

Anti-Takeover, Capital Structure and Corporate Governance Issues – T. Rowe Price generally opposes anti-takeover measures since they adversely impact shareholder rights and limit the ability of shareholders to act on potential value-enhancing transactions. Such anti-takeover mechanisms include classified boards, supermajority voting requirements, dual share classes, and poison pills. When voting on capital structure proposals, T. Rowe Price will consider the dilutive impact to shareholders and the effect on shareholder rights. We may support shareholder proposals that call for the separation of the Chairman and CEO positions if we determine that insufficient governance safeguards are in place at the company.

Executive Compensation Issues – T. Rowe Price’s goal is to assure that a company’s equity-based compensation plan is aligned with shareholders’ long-term interests. We evaluate plans on a case-by-case basis, using a proprietary, scorecard-based approach that employs a number of factors, including dilution to shareholders, problematic plan features, burn rate, and the equity compensation mix. Plans that are constructed to effectively and fairly align executives’ and shareholders’ incentives generally earn our approval. Conversely, we oppose compensation packages that provide what we view as excessive awards to few senior executives, contain the potential for excessive dilution relative to the company’s peers, or rely on an inappropriate mix of options and full-value awards. We also may oppose equity plans at any company where we deem the overall compensation practices to be problematic. We generally oppose efforts to reprice options in the event of a decline in value of the underlying stock unless such plans appropriately balance shareholder and employee interests. For companies with particularly egregious pay practices such as excessive severance packages, executives with outsized pledged/hedged stock positions, executive perks, and bonuses that are not adequately linked to performance, we may vote against compensation committee members. We analyze management proposals requesting ratification of a company’s executive compensation practices (“Say-on-Pay” proposals) on a case-by-case basis, using a proprietary scorecard-based approach that assesses the long-term linkage between executive compensation and company performance as well as the presence of objectionable structural features in compensation plans. With respect to the frequency in which companies should seek advisory votes on compensation, we believe shareholders should be offered the opportunity to vote annually. Finally, we may withhold votes from compensation committee members or even the entire board if we have cast votes against a company’s “Say-on-Pay” vote in consecutive years.

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Mergers and Acquisitions – T. Rowe Price considers takeover offers, mergers, and other extraordinary corporate transactions on a case-by-case basis to determine if they are beneficial to shareholders’ current and future earnings stream and to ensure that our Price Funds and clients are receiving fair consideration for their securities. We generally oppose proposals for the ratification of executive severance packages (“Say on Golden Parachute” proposals) in conjunction with merger transactions because we believe these arrangements are, by and large, unnecessary, and they reduce the alignment of executives’ incentives with shareholders’ interests.

Corporate Social Responsibility Issues – Vote recommendations for corporate responsibility issues are generated by the Global Corporate Governance Analyst using ISS’s proxy research and company reports. T. Rowe Price generally votes with a company’s management on social, environmental and corporate responsibility issues unless the issue has substantial investment implications for the company’s business or operations which have not been adequately addressed by management. T. Rowe Price supports well-targeted shareholder proposals on environmental and other public policy issues that are particularly relevant to a company’s businesses.

Global Portfolio Companies – ISS applies a two-tier approach to determining and applying global proxy voting policies. The first tier establishes baseline policy guidelines for the most fundamental issues, which span the corporate governance spectrum without regard to a company’s domicile. The second tier takes into account various idiosyncrasies of different countries, making allowances for standard market practices, as long as they do not violate the fundamental goals of good corporate governance. The goal is to enhance shareholder value through effective use of the shareholder franchise, recognizing that application of policies developed for U.S. corporate governance issues are not appropriate for all markets. The Proxy Committee has reviewed ISS’s general global policies and has developed international proxy voting guidelines which in most instances are consistent with ISS recommendations.

Fixed Income, Index and Passively Managed Accounts – Proxy voting for fixed income, index and other passively-managed portfolios is administered by the Proxy Services Group using T. Rowe Price’s policies as set by the Proxy Committee. If a portfolio company is held in both an actively managed account and an index account, the index account will default to the vote as determined by the actively managed proxy voting process. In addition, fixed income accounts will generally follow the proxy vote determinations on security holdings held by our equity accounts unless the matter is specific to a particular fixed income security (i.e., consents, restructurings, reorganization proposals).

Divided Votes – In situations where a decision is made which is contrary to the policies established by the Proxy Committee, or differs from the vote for any other client or Price Fund, the Proxy Services Group advises the portfolio managers involved of the divided vote. The persons representing opposing views may wish to confer to discuss their positions. In such instances, it is the normal practice for the portfolio manager to document the reasons for the vote if it is against our proxy voting guidelines. The Proxy Administrator is responsible for assuring that adequate documentation is maintained to reflect the basis for any vote which is cast in opposition to our proxy voting guidelines.

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Shareblocking – Shareblocking is the practice in certain foreign countries of “freezing” shares for trading purposes in order to vote proxies relating to those shares. In markets where shareblocking applies, the custodian or sub-custodian automatically freezes shares prior to a shareholder meeting once a proxy has been voted. Shareblocking typically takes place between one and fifteen (15) days before the shareholder meeting, depending on the market. In markets where shareblocking applies, there is a potential for a pending trade to fail if trade settlement takes place during the blocking period. T. Rowe Price’s policy is generally to abstain from voting shares in shareblocking countries unless the matter has compelling economic consequences that outweigh the loss of liquidity in the blocked shares.

Securities on Loan – The Price Funds and our institutional clients may participate in securities lending programs to generate income. Generally, the voting rights pass with the securities on loan; however, lending agreements give the lender the right to terminate the loan and pull back the loaned shares provided sufficient notice is given to the custodian bank in advance of the voting deadline. T. Rowe Price’s policy is generally not to vote securities on loan unless the portfolio manager has knowledge of a material voting event that could affect the value of the loaned securities. In this event, the portfolio manager has the discretion to instruct the Proxy Administrator to pull back the loaned securities in order to cast a vote at an upcoming shareholder meeting.

Monitoring and Resolving Conflicts of Interest

The Proxy Committee is also responsible for monitoring and resolving potential material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. We have adopted safeguards to ensure that our proxy voting is not influenced by interests other than those of our fund shareholders. While membership on the Proxy Committee is diverse, it does not include individuals whose primary duties relate to client relationship management, marketing, or sales. Since T. Rowe Price’s voting guidelines are predetermined by the Proxy Committee, application of the guidelines by fund portfolio managers to vote fund proxies should in most instances adequately address any potential conflicts of interest. However, consistent with the terms of the Policies and Procedures, which allow portfolio managers to vote proxies opposite our general voting guidelines, the Proxy Committee regularly reviews all such proxy votes that are inconsistent with the proxy voting guidelines to determine whether the portfolio manager’s voting rationale appears reasonable. The Proxy Committee also assesses whether any business or other material relationships between T. Rowe Price and a portfolio company (unrelated to the ownership of the portfolio company’s securities) could have influenced an inconsistent vote on that company’s proxy.

Issues raising potential conflicts of interest are referred to designated members of the Proxy Committee for immediate resolution prior to the time T. Rowe Price casts its vote. With respect to personal conflicts of interest, T. Rowe Price’s Code of Ethics and Conduct requires all employees to avoid placing themselves in a “compromising position” in which their interests may conflict with those of our clients and restrict their ability to engage in certain outside business activities. Portfolio managers or Proxy Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.

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Specific Conflict of Interest Situations - Voting of T. Rowe Price Group, Inc. common stock (sym: TROW) by certain T. Rowe Price Index Funds will be done in all instances in accordance with T. Rowe Price policy, and votes inconsistent with policy will not be permitted. In addition, T. Rowe Price has voting authority for proxies of the holdings of certain Price Funds that invest in other Price Funds. In cases where the underlying fund of an investing Price Fund, including a fund-of-funds, holds a proxy vote, T. Rowe Price will mirror vote the fund shares held by the upper-tier fund in the same proportion as the votes cast by the shareholders of the underlying funds (other than the T. Rowe Price Reserve Investment Funds).

REPORTING, RECORD RETENTION AND OVERSIGHT

The Proxy Committee, and certain personnel under the direction of the Proxy Committee, perform the following oversight and assurance functions, among others, over T. Rowe Price’s proxy voting: (1) periodically samples proxy votes to ensure that they were cast in compliance with T. Rowe Price’s proxy voting guidelines; (2) reviews, no less frequently than annually, the adequacy of the Policies and Procedures to make sure that they have been implemented effectively, including whether they continue to be reasonably designed to ensure that proxies are voted in the best interests of our clients; (3) performs due diligence on whether a retained proxy advisory firm has the capacity and competency to adequately analyze proxy issues, including the adequacy and quality of the proxy advisory firm’s staffing and personnel and its policies; and (4) oversees any retained proxy advisory firms and their procedures regarding their capabilities to (i) produce proxy research that is based on current and accurate information and (ii) identify and address any conflicts of interest and any other considerations that we believe would be appropriate in considering the nature and quality of the services provided by the proxy advisory firm.

Vote Summary Reports will be generated for each client that requests T. Rowe Price to furnish proxy voting records. The report specifies the portfolio companies, meeting dates, proxy proposals, and votes which have been cast for the client during the period and the position taken with respect to each issue. Reports normally cover quarterly or annual periods and are provided to clients upon request.

T. Rowe Price retains proxy solicitation materials, memoranda regarding votes cast in opposition to the position of a company’s management, and documentation on shares voted differently. In addition, any document which is material to a proxy voting decision such as the T. Rowe Price proxy voting guidelines, Proxy Committee meeting materials, and other internal research relating to voting decisions will be kept. All proxy voting materials and supporting documentation are retained for six years (except for proxy statements available on the SEC’s EDGAR database).

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Proxy Policy	Policy H-12

Proxy Voting Policy

When Victory Capital Management Inc. (“Victory”) client accounts hold stock and Victory has an obligation to vote proxies for the stock, the voting authority will be exercised in accordance with:

•	the direction and guidance, if any, provided by the document establishing the account relationship

•	principles of fiduciary law and Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. Both require Victory to act in the best interests of the account. In voting such stock, Victory will exercise the care, skill, prudence and diligence a prudent person would use, considering the aims, objectives, and guidance provided by the documents governing the account.

•	the guidelines listed in this policy, including the ISS Taft Hartley guidelines in Appendix A and the Victory public company guidelines in Appendix B.

Victory votes client securities in the best interests of the client. In general, this entails voting client proxies with the objective of increasing the long-term economic value of client assets. In determining the best interests of the account, Victory considers, among other things, the effect of the proposal on the underlying value of the securities (including the effect on marketability of the securities and the effect of the proposal on future prospects of the issuer), the composition and effectiveness of the issuer’s board of directors, the issuer’s corporate governance practices, and the quality of communications from the issuer to its shareholders.

Where Victory has an obligation to vote client proxies:

•	reasonable efforts will be made to monitor and keep abreast of corporate actions

•	all stock, whether by proxy or in person, will be voted, provided there is sufficient time and information available

•	a written record of such voting will be maintained by Victory

•	Non-routine proposals not covered by the guidelines or involving other special circumstances will be evaluated on a case-by-case basis with input from the appropriate Victory analyst(s) or portfolio manager(s).

•	Victory’s Proxy and Corporate Activities Committee (the “Proxy Committee”) will supervise the voting of client securities. In all cases, the ultimate voting decision and responsibility rests with the members of the Proxy Committee.

Statement of Corporate Governance

The voting rights associated with stock ownership are as valuable as any other financial assets. As such, they must be managed in the same manner. Victory has established voting guidelines that seek to protect these rights while attempting to maximize the value of the underlying securities.

Proxy Voting Procedure

The Proxy Committee determines how proxies will be voted. Decisions are based exclusively with the best interest of the client in mind.

Voting may be executed through administrative screening per established guidelines with oversight by the Proxy Committee or upon vote by a quorum of the Proxy Committee.

Victory’s portfolio managers opinions concerning the management and prospects of the issuer may be taken into account in determining whether a vote for or against a proposal is in the client’s best interests. Insufficient information, onerous requests or vague, ambiguous wording may indicate that a vote against a proposal is appropriate, even when the general principal appears to be reasonable.

Proxy Policy	Policy H-12

The Proxy Committee is comprised of Victory employees who represent vital areas within the company and can provide a range of knowledge which enhances the committees decision making capabilities. Quorum exists when at least three voting committee members are either in attendance or participate remotely via video or teleconference. Approval is based on a simple majority of votes cast.

Victory has engaged ISS (Institutional Shareholder Services) to perform the administrative tasks of receiving proxies, proxy statements, and voting proxies in accordance with the Victory Proxy Policy. In no circumstances shall ISS have the authority to vote proxies except in accordance with standing or specific instructions given to it by Victory.

Voting Guidelines

The following guidelines are intended to assist in voting proxies and are not to be considered rigid rules. The Proxy Committee is directed to apply these guidelines as appropriate. On occasion, however, a contrary vote may be warranted when such action is in the best interests of the account or if it is required under the documents governing the account.

The committee may also take into account independent third party, general industry guidance or other governance board review sources when making decisions. The committee may additionally seek guidance from other internal sources with special expertise on a given topic, where appropriate.

When the Proxy Committee decides to vote against or to withhold a vote for a proposal which is generally approved, or votes in favor of a proposal which is generally opposed, the reason for the exception will be recorded.

The following is a discussion of selected proxy proposals which are considered periodically at annual meetings. Victory’s general position with regard to such proposals is also included.

Routine/Miscellaneous Proposals

Adjourn Meeting

Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

Soliciting Votes for Merger or Transaction

Vote FOR proposals that relate specifically to soliciting votes for a merger or transaction if supporting that merger or transaction. Vote AGAINST proposals if the wording is too vague or if the proposal includes “other business.”

Amend Quorum Requirements

Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

Amend Minor Bylaws

Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

Change Company Name

Vote FOR proposals to change the corporate name.

Change Date, Time, or Location of Annual Meeting

Vote FOR management proposals to change the date, time, and/or location of the annual meeting unless the proposed change is unreasonable. Vote AGAINST shareholder proposals to change the date, time, and/or location of the annual meeting unless the current scheduling or location is unreasonable.

Other Business

Vote AGAINST proposals to approve other business when it appears as voting item.

Proxy Policy	Policy H-12

Audit-Related

Auditor Indemnification and Limitation of Liability

Consider the issue of auditor indemnification and limitation of liability CASE-BY-CASE. Factors to be assessed include, but are not limited to:

•	The terms of the auditor agreement, the degree to which these agreements impact shareholders’ rights;

•	Motivation and rationale for establishing the agreements;

•	Quality of disclosure; and

•	Historical practices in the audit area.

WTHHOLD or vote AGAINST members of an audit committee in situations where there is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Auditor Ratification

Victory expects a company to have completed its due diligence on the auditors; therefore, selection is approved. However, in cases where auditors have failed to render accurate financial statements, votes are withheld. A favorable position is given to auditors who receive more compensation from their audit engagement than other services with the company.

Vote FOR the ratification of auditors.

However, vote AGAINST in cases where auditors have failed to render accurate financial statements or where non-audit fees exceed audit fees.

Non-audit fees are excessive if:

•	Non-audit (“other”) fees >audit fees + audit-related fees + tax compliance/preparation fees

Tax compliance and preparation include the preparation of original and amended tax returns, refund claims and tax payment planning. All other services in the tax category, such as tax advice, planning or consulting should be added to “Other” fees. If the breakout of tax fees cannot be determined, add all tax fees to “Other” fees.

In circumstances where “Other” fees include fees related to significant one-time capital structure events: initial public offerings, bankruptcy emergence, and spin-offs; and the company makes public disclosure of the amount and nature of those fees which are an exception to the standard “non-audit fee” category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit/audit-related fees/tax compliance and preparation for purposes of determining whether non-audit fees are excessive.

Receiving and/or Approving Financial Reports

(This is a non-US issue)

Vote FOR approval of financial statements and director and auditor reports, unless:

•	There are concerns about the accounts presented or audit procedures used; or

•	The company is not responsive to shareholder questions about specific items that should be publicly disclosed

Shareholder Proposals Limiting Non-Audit Services

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non- audit services.

Shareholder Proposals on Audit Firm Rotation

Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account:

•	The tenure of the audit firm;

•	The length of rotation specified in the proposal;

•	Any significant audit-related issues at the company;

•	The number of Audit Committee meetings held each year;

Proxy Policy	Policy H-12

•	The number of financial experts serving on the committee; and

•	Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

Board of Directors

Voting on Director Nominees in Uncontested Elections

Votes on director nominees should be determined CASE-BY-CASE.

Four fundamental principles apply when determining votes on director nominees:

Board Accountability: Practices that promote accountability include: transparency into a company’s governance practices; annual board elections; and providing shareholders the ability to remove problematic directors and to vote on takeover defenses or other charter/bylaw amendments. These practices help reduce the opportunity for management entrenchment.

Board Responsiveness: Directors should be responsive to shareholders, particularly in regard to shareholder proposals that receive a majority vote and to tender offers where a majority of shares are tendered. Furthermore, shareholders should expect directors to devote sufficient time and resources to oversight of the company.

Director Independence: Without independence from management, the board may be unwilling or unable to effectively set company strategy and scrutinize performance or executive compensation.

Director Competence: Companies should seek directors who can add value to the board through specific skills or expertise and who can devote sufficient time and commitment to serve effectively. While directors should not be constrained by arbitrary limits such as age or term limits, directors who are unable to attend board and committee meetings and/or who are overextended (i.e. serving on too many boards) raise concern on the director’s ability to effectively serve in shareholders’ best interests.

Board Accountability

VOTE WITHHOLD/AGAINST1 the entire board of directors (except new nominees2, who should be considered CASE-BY- CASE), for the following:

Problematic Takeover Defenses

Classified board structure

The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election — any or all appropriate nominees (except new) may be held accountable;

Director Performance Evaluation

The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s five-year total shareholder return and operational metrics. Problematic provisions include but are not limited to:

•	A classified board structure;

•	A supermajority vote requirement;

[1]	In general, companies with a plurality vote standard use “Withhold” as the valid contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.
[2]	A “new nominee” is any current nominee who has not already been elected by shareholders and who joined the board after the problematic action in question transpired. If Victory cannot determine whether the nominee joined the board before or after the problematic action transpired, the nominee will be considered a “new nominee” if he or she joined the board within the 12 months prior to the upcoming shareholder meeting.

Proxy Policy	Policy H-12

•	Either a plurality vote standard in uncontested director elections or a majority vote standard with no plurality carve-out for contested elections;

•	The inability for shareholders to call special meetings;

•	The inability for shareholders to act by written consent;

•	A dual-class capital structure; and/or

•	A non-shareholder approved poison pill.

Poison Pills

The company’s poison pill has a “dead-hand” or “modified dead-hand” feature. Vote WITHHOLD/AGAINST every year until this feature is removed.

The board adopts a poison pill with a term of more than 12 months (“long-term pill”), or renews any existing pill, including any “short-term” pill (12 months or less), without shareholder approval. A commitment or policy that puts a newly-adopted pill to a binding shareholder vote may potentially offset an adverse vote recommendation. Review such companies with classified boards every year and such companies with annually-elected boards at least once every three years, and vote AGAINST or WITHHOLD votes from all nominees if the company still maintains a non- shareholder-approved poison pill. This policy applies to all companies adopting or renewing pills after the announcement of this policy (Nov 19, 2009).

The board makes a material adverse change to an existing poison pill without shareholder approval.

Vote CASE-BY-CASE on all nominees if:

The board adopts a poison pill with a term of 12 months or less (“short-term pill”) without shareholder approval, taking into account the following factors:

•	The date of the pill’s adoption relative to the date of the next meeting of shareholders i.e. whether the company had time to put the pill on ballot for shareholder ratification given the circumstances;

•	The issuer’s rationale;

•	The issuer’s governance structure and practices; and

•	The issuer’s track record of accountability to shareholders.

Problematic Audit-Related Practices

Generally, vote AGAINST or WITHHOLD from the members of the Audit Committee if:

•	The non-audit fees paid to the auditor are excessive (see discussion under “Auditor Ratification”);

•	The company receives an adverse opinion on the company’s financial statements from its auditor; or

•	There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote CASE-BY-CASE on members of the Audit Committee and/or the full board if:

Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether WITHHOLD/AGAINST votes are warranted.

Problematic Compensation Practices

In the absence of an Advisory Vote on Executive Compensation ballot item or in egregious situations, vote AGAINST or WITHHOLD from the members of the Compensation Committee and potentially the full board if:

•	There is a significant misalignment between CEO pay and company performance (pay for performance);

•	The company maintains significant problematic pay practices;

•	The board exhibits a significant level of poor communication and responsiveness to shareholders;

•	The company fails to submit one-time transfers of stock options to a shareholder vote; or

•	The company fails to fulfill the terms of a burn rate commitment made to shareholders.

Proxy Policy	Policy H-12

Vote CASE-BY-CASE on Compensation Committee members (or, in exceptional cases, the full board) and the Management Say-on-Pay proposal if:

The company’s previous say-on-pay proposal received the support of less than 70 percent of votes cast, taking into account:

•	The company’s response, including:

•	Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;

•	Specific actions taken to address the issues that contributed to the low level of support;

•	Other recent compensation actions taken by the company;

•	Whether the issues raised are recurring or isolated;

•	The company’s ownership structure; and

•	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Unilateral Bylaw/Charter Amendments

Generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees, who should be considered case-by-case) if the board amends the company’s bylaws or charter without shareholder approval in a manner that materially diminishes shareholders’ rights or that could adversely impact shareholders, considering the following factors, as applicable:

•	The board’s rationale for adopting the bylaw/charter amendment without shareholder ratification;

•	Disclosure by the company of any significant engagement with shareholders regarding the amendment;

•	The level of impairment of shareholders’ rights caused by the board’s unilateral amendment to the bylaws/charter;

•	The board’s track record with regard to unilateral board action on bylaw/charter amendments or other entrenchment provisions;

•	The company’s ownership structure;

•	The company’s existing governance provisions;

•	Whether the amendment was made prior to or in connection with the company’s initial public offering;

Governance Failures

Under extraordinary circumstances, vote AGAINST or WITHHOLD from directors individually, committee members, or the entire board, due to:

•	Material failures of governance, stewardship, or fiduciary responsibilities at the company;

•	Failure to replace management as appropriate; or

•	Egregious actions related to the director(s)’ service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

Board Responsiveness

Vote CASE-BY-CASE on individual directors, committee members, or the entire board of directors as appropriate if:

•	The board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year. Factors that will be considered are:

•	Disclosed outreach efforts by the board to shareholders in the wake of the vote;

•	Rationale provided in the proxy statement for the level of implementation;

•	The subject matter of the proposal;

•	The level of support for and opposition to the resolution in past meetings;

•	Actions taken by the board in response to the majority vote and its engagement with shareholders;

•	The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals); and

•	Other factors as appropriate;

•	The board failed to act on takeover offers where the majority of shares are tendered;

Proxy Policy	Policy H-12

•	At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote;

•	The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the majority of votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency; or

•	The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received a plurality, but not a majority, of the votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency, taking into account:

•	The board’s rationale for selecting a frequency that is different from the frequency that received a plurality;

•	The company’s ownership structure and vote results;

•	ISS’ analysis of whether there are compensation concerns or a history of problematic compensation practices; and

•	The previous year’s support level on the company’s say-on-pay proposal.

Director Independence

Vote WITHHOLD/AGAINST Inside Directors and Affiliated Outside Directors (per the Categorization of Directors) when:

•	The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

•	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

•	The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee; or

•	The full board is less than majority independent.

Director Competence

Attendance at Board and Committee Meetings

Generally vote AGAINST or WITHHOLD from directors (except new nominees, who should be considered CASE-BY- CASE) who attend less than 75 percent of the aggregate of their board and committee meetings for the period for which they served, unless an acceptable reason for absences is disclosed in the proxy or another SEC filing. Acceptable reasons for director absences are generally limited to the following:

•	Medical issues/illness;

•	Family emergencies; and

•	Missing only one meeting (when the total of all meetings is three or fewer).

If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75 percent of the aggregate of his/her board and committee meetings during his/her period of service, vote AGAINST or WITHHOLD from the director(s) in question.

Overboarded Directors

Vote AGAINST or WITHHOLD from individual directors who:

•	Sit on more than six public company boards; or

•	Are CEOs of public companies who sit on the boards of more than two public companies besides their own- WITHHOLD their outside boards.

Categorization of Directors

Inside Director (I)

•	Current employee or current officer[i] of the company or one of its affiliatesii.

•	Beneficial owner of more than 50 percent of the company’s voting power (this may be aggregated if voting power is distributed among more than one member of a group).

•	Director named in the Summary Compensation Table (excluding former interim officers).

Proxy Policy	Policy H-12

Affiliated Outside Director (AO)

•	Board attestation that an outside director is not independent.

•	Former CEO of the companyiii,iv.

•	Former CEO of an acquired company within the past five yearsiv.

•	Former interim officer if the service was longer than 18 months. If the service was between 12 and 18 months an assessment of the interim officer’s employment agreement will be made[v].

•	Former officer[i] of the company, an affiliateii or an acquired firm within the past five years.

•	Officer[i] of a former parent or predecessor firm at the time the company was sold or split off from the parent/predecessor within the past five years.

•	Officer[i], former officer, or general or limited partner of a joint venture or partnership with the company.

•	Immediate family membervi of a current or former officer[i] of the company or its affiliatesii within the last five years.

•	Immediate family membervi of a current employee of company or its affiliatesii where additional factors raise concern (which may include, but are not limited to, the following: a director related to numerous employees; the company or its affiliates employ relatives of numerous board members; or a non-Section 16 officer in a key strategic role).

•	Currently provides (or an immediate family membervi provides) professional servicesvii to the company, to an affiliateii of the company or an individual officer of the company or one of its affiliates in excess of $10,000 per year.

•	Is (or an immediate family membervi is) a partner in, or a controlling shareholder or an employee of, an organization which provides professional servicesvii to the company, to an affiliateii of the company, or an individual officer of the company or one of its affiliates in excess of $10,000 per year.

•	Has (or an immediate family membervi has) any material transactional relationshipviii with the company or its affiliatesii (excluding investments in the company through a private placement).

•	Is (or an immediate family membervi is) a partner in, or a controlling shareholder or an executive officer of, an organization which has any material transactional relationshipviii with the company or its affiliatesii (excluding investments in the company through a private placement).

•	Is (or an immediate family membervi is) a trustee, director, or employee of a charitable or non-profit organization that receives material grants or endowmentsviii from the company or its affiliatesii.

•	Party to a voting agreementix to vote in line with management on proposals being brought to shareholder vote.

•	Has (or an immediate family membervi has) an interlocking relationship as defined by the SEC involving members of the board of directors or its Compensation Committee[x].

•	Founderxi of the company but not currently an employee.

•	Any materialxii relationship with the company.

Independent Outside Director (IO)

No materialxii connection to the company other than a board seat.

Footnotes:

[i]	The definition of officer will generally follow that of a “Section 16 officer” (officers subject to Section 16 of the Securit ies and Exchange Act of 1934) and includes the chief executive, operating, financial, legal, technology, and accounting officers of a company (including the president, treasurer, secretary, controller, or any vice president in charge of a principal business unit, division, or policy function) . Current interim officers are included in this category. For private companies, the equivalent positions are applicable. A non-employee director serving as an officer due to statutory requirements (e.g. corporate secretary) will be classified as an Affiliated Outsider under 2.18: “Any m aterial relationship with the company.” However, if the company provides explicit disclosure that the director is not receiving additional compensation in excess of $10,000 per year for serving in that capacity, then the director will be classified as an Independent Outsider.
ii	“Affiliate” includes a subsidiary, sibling company, or parent company. Victory uses 50 percent control ownership by the paren t company as the standard for applying its affiliate designation.
iii	Includes any former CEO of the company prior to the company’s initial public offering (IPO).
iv	When there is a former CEO of a special purpose acquisition company (SPAC) serving on the board of an acquired company, Victo ry will generally classify such directors as independent unless determined otherwise taking into account the following factors: the applicable listing standards determination of such director’s independence; any operating ties to the firm; and the existence of any other confl icting relationships or related party transactions.

Proxy Policy	Policy H-12

[v]	Victory will look at the terms of the interim officer’s employment contract to determine if it contains severance pay, long -term health and pension benefits, or other such standard provisions typically contained in contracts of permanent, non-temporary CEOs. Victory will also consider if a formal search process was under way for a full-time officer at the time.
vi	“Immediate family member” follows the SEC’s definition of such and covers spouses, parents, children, step-parents, step-children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.
vii	Professional services can be characterized as advisory in nature, generally involve access to sensitive company information or to strategic decision-making, and typically have a commission- or fee-based payment structure. Professional services generally include, but are not limited to the following: investment banking/financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; legal services; property management services; realtor services; lobbying services; executive search services; and IT consulting services. The following would generally be considered transactional relationships and not professional services: deposit services; IT tech support services; educational services; and construction services. The case of participation in a banking syndicate by a non-lead bank should be considered a transactional (and hence subject to the associated materiality test) rather than a professional relationship. “Of Counsel” relationships are only considered immaterial if the individual does not receive any form of compensation (in excess of $10,000 per year) from, or is a retired partner of, the firm providing the professional service. The case of a company providing a professional service to one of its directors or to an entity with which one of its directors is affiliated, will be considered a transactional rather than a professional relationship. Insurance services and marketing services are assumed to be professional services unless the company explains why such services are not advisory.
viii	A material transactional relationship, including grants to non-profit organizations, exists if the company makes annual payments to, or receives annual payments from, another entity exceeding the greater of $200,000 or 5 percent of the recipient’s gross revenues, in the case of a company which follows NASDAQ listing standards; or the greater of $1,000,000 or 2 percent of the recipient’s gross revenues , in the case of a company which follows NYSE/Amex listing standards. In the case of a company which follows neither of the preceding standards, Victory will apply the NASDAQ-based materiality test. (The recipient is the party receiving the financial proceeds from the transaction).
ix	Dissident directors who are parties to a voting agreement pursuant to a settlement arrangement, will generally be classified as independent unless determined otherwise taking into account the following factors: the terms of the agreement; the duration of the stands till provision in the agreement; the limitations and requirements of actions that are agreed upon; if the dissident director nominee(s) is subject to the standstill; and if there any conflicting relationships or related party transactions.
[x]	Interlocks include: executive officers serving as directors on each other’s compensation or similar committees (or, in the absence of such a committee, on the board); or executive officers sitting on each other’s boards and at least one serves on the other’s compensation or similar committees (or, in the absence of such a committee, on the board).
xi	The operating involvement of the founder with the company will be considered. Little to no operating involvement ever may cause Victory to deem the founder as an independent outsider.
xii	For purposes of Victory’s director independence classification, “material” will be defined as a standard of relationship (financial, personal or otherwise) that a reasonable person might conclude could potentially influence one’s objectivity in the boardroom in a manner that would have a meaningful impact on an individual’s ability to satisfy requisite fiduciary standards on behalf of shareholders.

Other Board-Related Proposals

Age/Term Limits

Vote AGAINST management and shareholder proposals to limit the tenure of outside directors through mandatory retirement ages.

Vote AGAINST management proposals to limit the tenure of outside directors through term limits. However, scrutinize boards where the average tenure of all directors exceeds 15 years for independence from management and for sufficient turnover to ensure that new perspectives are being added to the board.

Board Size

Vote FOR proposals seeking to fix the board size or designate a range for the board size.

Vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

Classification/Declassification of the Board

Vote AGAINST proposals to classify (stagger) the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

Proxy Policy	Policy H-12

CEO Succession Planning

Generally vote FOR proposals seeking disclosure on a CEO succession planning policy, considering at a minimum, the following factors:

•	The reasonableness/scope of the request; and

•	The company’s existing disclosure on its current CEO succession planning process.

Cumulative Voting

Generally vote FOR proposals to eliminate cumulative voting.

Generally vote AGAINST shareholder proposals to restore or provide for cumulative voting.

Director and Officer Indemnification and Liability Protection

Vote CASE-BY-CASE on proposals on director and officer indemnification and liability protection using Delaware law as the standard.

Vote AGAINST proposals that would:

•	Eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care.

•	Expand coverage beyond just legal expenses to liability for acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.

•	Expand the scope of indemnification to provide for mandatory indemnification of company officials in connection with acts that previously the company was permitted to provide indemnification for, at the discretion of the company’s board (i.e., “permissive indemnification”), but that previously the company was not required to indemnify.

Vote FOR only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if both of the following apply:

•	If the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company; and

•	If only the director’s legal expenses would be covered.

Establish/Amend Nominee Qualifications

Vote CASE-BY-CASE on proposals that establish or amend director qualifications. Votes should be based on the reasonableness of the criteria and to what degree they may preclude dissident nominees from joining the board.

Vote CASE-BY-CASE on shareholder resolutions seeking a director nominee candidate who possesses a particular subject matter expertise, considering:

•	The company’s board committee structure, existing subject matter expertise, and board nomination provisions relative to that of its peers;

•	The company’s existing board and management oversight mechanisms regarding the issue for which board oversight is sought;

•	The company disclosure and performance relating to the issue for which board oversight is sought and any significant related controversies; and

•	The scope and structure of the proposal.

Establish other Board Committee Proposals

Generally vote AGAINST shareholder proposals to establish a new board committee.

Filling Vacancies/Removal of Directors

Vote AGAINST proposals that provide that directors may be removed only for cause.

Vote FOR proposals to restore shareholders’ ability to remove directors with or without cause.

Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Proxy Policy	Policy H-12

Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

Independent Chair (Separate Chair/CEO)

Generally vote for shareholder proposals requiring that the chairman’s position be filled by an independent director, taking into consideration the following:

•	The scope of the proposal;

•	The company’s current board leadership structure;

•	The company’s governance structure and practices;

•	Company performance; and

•	Any other relevant factors that may be applicable.

Regarding the scope of the proposal, consider whether the proposal is precatory or binding and whether the proposal is seeking an immediate change in the chairman role or the policy can be implemented at the next CEO transition.

Under the review of the company’s board leadership structure, Victory may support the proposal under the following scenarios absent a compelling rationale: the presence of an executive or non-independent chair in addition to the CEO; a recent recombination of the role of CEO and chair; and/or departure from a structure with an independent chair. ISS will also consider any recent transitions in board leadership and the effect such transitions may have on independent board leadership as well as the designation of a lead director role.

When considering the governance structure, Victory will consider the overall independence of the board, the independence of key committees, the establishment of governance guidelines, board tenure and its relationship to CEO tenure, and any other factors that may be relevant. Any concerns about a company’s governance structure will weigh in favor of support for the proposal.

The review of the company’s governance practices may include, but is not limited to poor compensation practices, material failures of governance and risk oversight, related-party transactions or other issues putting director independence at risk, corporate or management scandals, and actions by management or the board with potential or realized negative impact on shareholders. Any such practices may suggest a need for more independent oversight at the company thus warranting support of the proposal.

Victory’s performance assessment will generally consider one-, three, and five-year total shareholder return compared to the company’s peers and the market as a whole. While poor performance will weigh in favor of the adoption of an independent chair policy, strong performance over the long term will be considered a mitigating factor when determining whether the proposed leadership change warrants support.

Majority of Independent Directors/Establishment of Independent Committees

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by Victory’s definition of independent outsider. (See Categorization of Directors.)

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

Majority Vote Standard for the Election of Directors

Vote AGAINST if the company already has a Resignation Policy in place, otherwise vote with stated policy;

Generally vote FOR management proposals to adopt a majority of votes cast standard for directors in uncontested elections. Vote AGAINST if no carve-out for plurality in contested elections is included.

Generally vote FOR precatory and binding shareholder resolutions requesting that the board change the company’s bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats.

Proxy Policy	Policy H-12

Companies are strongly encouraged to also adopt a post-election policy (also known as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

Proxy Access (Open Access)

Vote CASE-BY-CASE on shareholder proposals asking for open or proxy access, taking into account:

•	The ownership threshold proposed in the resolution;

•	The proponent’s rationale for the proposal at the targeted company in terms of board and director conduct.

Require More Nominees than Open Seats

Vote AGAINST shareholder proposals that would require a company to nominate more candidates than the number of open board seats.

Shareholder Engagement Policy (Shareholder Advisory Committee)

Generally vote FOR shareholders proposals requesting that the board establish an internal mechanism/process, which may include a committee, in order to improve communications between directors and shareholders, unless the company has the following features, as appropriate:

•	Established a communication structure that goes beyond the exchange requirements to facilitate the exchange of information between shareholders and members of the board;

•	Effectively disclosed information with respect to this structure to its shareholders;

•	Company has not ignored majority-supported shareholder proposals or a majority withhold vote on a director nominee; and

•	The company has an independent chairman or a lead director, according to Victory’s definition. This individual must be made available for periodic consultation and direct communication with major shareholders.

Proxy Contests- Voting for Director Nominees in Contested Elections

Internally reviewed on a CASE-BY-CASE basis.

Vote No Campaigns

In cases where companies are targeted in connection with public “vote no” campaigns, evaluate director nominees under the existing governance policies for voting on director nominees in uncontested elections. Take into consideration the arguments submitted by shareholders and other publicly available information.

Takeover Defenses and Related Actions

Anti-takeover statutes generally increase management’s potential for insulating itself and warding off hostile takeovers that may be beneficial to shareholders. While it may be true that some boards use such devices to obtain higher bids and to enhance shareholder value, it is more likely that such provisions are used to entrench management.

Advance Notice Requirements for Shareholder Proposals/Nominations

Vote CASE-BY-CASE on advance notice proposals, giving support to those proposals which allow shareholders to submit proposals/nominations as close to the meeting date as reasonably possible and within the broadest window possible, recognizing the need to allow sufficient notice for company, regulatory and shareholder review.

To be reasonable, the company’s deadline for shareholder notice of a proposal/ nominations must not be more than 60 days prior to the meeting, with a submittal window of at least 30 days prior to the deadline. The submittal window is the period under which a shareholder must file his proposal/nominations prior to the deadline.

In general, support additional efforts by companies to ensure full disclosure in regard to a proponent’s economic and voting position in the company so long as the informational requirements are reasonable and aimed at providing shareholders with the necessary information to review such proposals.

Proxy Policy	Policy H-12

Amend Bylaws without Shareholder Consent

Vote AGAINST proposals giving the board exclusive authority to amend the bylaws.

Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

Confidential Voting

Victory Capital will evaluate shareholder proposals requesting confidential running vote tally proposals on a case-by-case basis taking into account the following factors:

•	Whether the policy allows the company to monitor the number of votes cast for purposes of achieving a quorum or to conduct solicitations for other proper purposes; and

•	Whether the enhanced confidential voting requirement applies to contested elections of directors or to contested proxy solicitations, which would put the company at a disadvantage relative to dissidents.

Vote FOR management proposals to adopt confidential voting.

Control Share Acquisition Provisions

Control share acquisition statutes function by denying shares their voting rights when they contribute to ownership in excess of certain thresholds. Voting rights for those shares exceeding ownership limits may only be restored by approval of either a majority or supermajority of disinterested shares. Thus, control share acquisition statutes effectively require a hostile bidder to put its offer to a shareholder vote or risk voting disenfranchisement if the bidder continues buying up a large block of shares.

Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

Vote AGAINST proposals to amend the charter to include control share acquisition provisions.

Vote FOR proposals to restore voting rights to the control shares.

Control Share Cash-Out Provisions

Control share cash-out statutes give dissident shareholders the right to “cash-out” of their position in a company at the expense of the shareholder who has taken a control position. In other words, when an investor crosses a preset threshold level, remaining shareholders are given the right to sell their shares to the acquirer, who must buy them at the highest acquiring price.

Vote FOR proposals to opt out of control share cash-out statutes.

Disgorgement Provisions

Disgorgement provisions require an acquirer or potential acquirer of more than a certain percentage of a company’s stock to disgorge, or pay back, to the company any profits realized from the sale of that company’s stock purchased 24 months before achieving control status. All sales of company stock by the acquirer occurring within a certain period of time (between 18 months and 24 months) prior to the investor’s gaining control status are subject to these recapture-of-profits provisions.

Vote FOR proposals to opt out of state disgorgement provisions.

Equal Access Proposals

Vote FOR proposals seeking equal access to proxies.

Fair Price Provisions

Vote CASE-BY-CASE on proposals to adopt fair price provisions (provisions that stipulate that an acquirer must pay the same price to acquire all shares as it paid to acquire the control shares), evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Proxy Policy	Policy H-12

Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Freeze-Out Provisions

Vote FOR proposals to opt out of state freeze-out provisions. Freeze-out provisions force an investor who surpasses a certain ownership threshold in a company to wait a specified period of time before gaining control of the company.

Greenmail

Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of its shares, the practice discriminates against all other shareholders.

Vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

Vote CASE-BY-CASE on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

Litigation Rights

Bylaw provisions impacting shareholders’ ability to bring suit against the company may include exclusive venue provisions, which provide that the state of incorporation shall be the sole venue for certain types of litigation, and fee-shifting provisions that require a shareholder who sues a company unsuccessfully to pay all litigation expenses of the defendant corporation.

Vote case-by-case on bylaws which impact shareholders’ litigation rights, taking into account factors such as:

•	The company’s stated rationale for adopting such a provision;

•	Disclosure of past harm from shareholder lawsuits in which plaintiffs were unsuccessful or shareholder lawsuits outside the jurisdiction of incorporation;

•	The breadth of application of the bylaw, including the types of lawsuits to which it would apply and the definition of key terms; and

•	Governance features such as shareholders’ ability to repeal the provision at a later date (including the vote standard applied when shareholders attempt to amend the bylaws) and their ability to hold directors accountable through annual director elections and a majority vote standard in uncontested elections.

Generally vote against bylaws that mandate fee-shifting whenever plaintiffs are not completely successful on the merits (i.e., in cases where the plaintiffs are partially successful).

Net Operating Loss (NOL) Protective Amendments

Vote AGAINST proposals to adopt a protective amendment for the stated purpose of protecting a company’s net operating losses (“NOLs”) if the effective term of the protective amendment would exceed the shorter of three years and the exhaustion of the NOL.

Vote CASE-BY-CASE, considering the following factors, for management proposals to adopt an NOL protective amendment that would remain in effect for the shorter of three years (or less) and the exhaustion of the NOL:

•	The ownership threshold (NOL protective amendments generally prohibit stock ownership transfers that would result in a new 5-percent holder or increase the stock ownership percentage of an existing 5-percent holder);

•	The value of the NOLs;

•	Shareholder protection mechanisms (sunset provision or commitment to cause expiration of the protective amendment upon exhaustion or expiration of the NOL);

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•	The company’s existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

•	Any other factors that may be applicable.

Poison Pills (Shareholder Rights Plans)

Shareholder Proposals to Put Pill to a Vote and/or Adopt a Pill Policy

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

•	Shareholders have approved the adoption of the plan; or

•	The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e., the “fiduciary out” provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within 12 months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

If the shareholder proposal calls for a time period of less than 12 months for shareholder ratification after adoption, vote FOR the proposal, but add the caveat that a vote within 12 months would be considered sufficient implementation.

Management Proposals to Ratify a Poison Pill

Vote CASE-BY-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

•	No lower than a 20% trigger, flip-in or flip-over;

•	A term of no more than three years;

•	No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

•	Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

Management Proposals to Ratify a Pill to Preserve Net Operating Losses (NOLs)

Vote AGAINST proposals to adopt a poison pill for the stated purpose of protecting a company’s net operating losses (“NOLs”) if the term of the pill would exceed the shorter of three years and the exhaustion of the NOL.

Vote CASE-BY-CASE on management proposals for poison pill ratification, considering the following factors, if the term of the pill would be the shorter of three years (or less) and the exhaustion of the NOL:

•	The ownership threshold to transfer (NOL pills generally have a trigger slightly below 5 percent);

•	The value of the NOLs;

•	Shareholder protection mechanisms (sunset provision, or commitment to cause expiration of the pill upon exhaustion or expiration of NOLs);

•	The company’s existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

•	Any other factors that may be applicable.

Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

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Generally vote FOR shareholder proposals calling for the reimbursement of reasonable costs incurred in connection with nominating one or more candidates in a contested election where the following apply:

•	The election of fewer than 50% of the directors to be elected is contested in the election;

•	One or more of the dissident’s candidates is elected;

•	Shareholders are not permitted to cumulate their votes for directors; and

•	The election occurred, and the expenses were incurred, after the adoption of this bylaw.

Reincorporation Proposals

Management or shareholder proposals to change a company’s state of incorporation should be evaluated CASE-BY- CASE, giving consideration to both financial and corporate governance concerns including the following:

•	Reasons for reincorporation;

•	Comparison of company’s governance practices and provisions prior to and following the reincorporation; and

•	Comparison of corporation laws of original state and destination state.

Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

Shareholder Ability to Act by Written Consent

Generally vote AGAINST management and shareholder proposals to restrict or prohibit shareholders’ ability to act by written consent.

Generally vote FOR management and shareholder proposals that provide shareholders with the ability to act by written consent, taking into account the following factors:

•	Shareholders’ current right to act by written consent;

•	The consent threshold;

•	The inclusion of exclusionary or prohibitive language;

•	Investor ownership structure; and

•	Shareholder support of, and management’s response to, previous shareholder proposals.

Vote CASE-BY-CASE on shareholder proposals if, in addition to the considerations above, the company has the following governance and antitakeover provisions:

•	An unfettered right for shareholders to call special meetings at a 10 percent threshold;

•	A majority vote standard in uncontested director elections;

•	No non-shareholder-approved pill; and

•	An annually elected board.

Shareholder Ability to Call Special Meetings

Vote AGAINST proposals restricting or eliminating shareholders’ right to call special meetings.

Vote FOR proposals allowing shareholders to call special meetings unless the company currently provides the right to call special meetings at a threshold of 25 percent, upon which Victory votes AGAINST.

Stakeholder Provisions

Vote AGAINST proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

State Antitakeover Statutes

Vote CASE-BY-CASE on proposals to opt in or out of state takeover statutes (including fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, and anti-greenmail provisions).

Supermajority Vote Requirements

Vote AGAINST proposals seeking to adopt supermajority vote requirements higher than 66.67 percent.

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Vote FOR proposals seeking to reduce or eliminate supermajority vote requirements.

CAPITAL/RESTRUCTURING

The stewardship of a corporation’s capital structure involves a number of important issues, including dividend policy, taxes, types of assets, opportunities for growth, ability to finance new projects internally, and the cost of obtaining additional capital. For the most part, these decisions are best left to the board and senior management of the firm. However, while a company’s value depends more on its capital investment and operations than on how it is financed, many financing decisions have a significant impact on shareholders, particularly when they involve the issuance of additional common stock, preferred stock, or the assumption of additional debt. Additional equity financing, for example, may reduce an existing shareholder’s ownership interest and can dilute the value of his investment. Shareholders must also be alert to potential anti-takeover mechanisms, which are often embedded in management’s chosen financing vehicles.

Capital

Adjustments to Par Value of Common Stock

Vote FOR management proposals to reduce the par value of common stock unless the action is being taken to facilitate an anti-takeover device or some other negative corporate governance action

Vote FOR management proposals to eliminate par value.

Common Stock Authorization

Vote FOR proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote AGAINST proposals at companies with more than one class of common stock to increase the number of authorized shares of the class of common stock that has superior voting rights.

Vote AGAINST proposals to increase the number of authorized common shares if a vote for a reverse stock split on the same ballot is warranted despite the fact that the authorized shares would not be reduced proportionally.

Vote FOR increases in authorized common stock, unless the increase is being used to thwart a takeover, upon which Victory votes AGAINST.

Vote AGAINST proposals that seek to permanently revoke or remove preemptive rights from shareholders.

Vote CASE-BY-CASE on all other proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

•	Past Board Performance:

•	The company’s use of authorized shares during the last three years

•	The Current Request:

•	Disclosure in the proxy statement of the specific purposes of the proposed increase;

•	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request; and

•	The dilutive impact of the request as determined by an allowable increase calculated by Victory (typically 100 percent of existing authorized shares) that reflects the company’s need for shares and total shareholder returns.

Issue Stock for Use with Rights Plan

Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non- shareholder approved shareholder rights plan (poison pill).

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Authority to Issue Additional Debt

(This is a non-US issue.)

Vote non-convertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS guidelines on equity issuance requests.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Preemptive Rights

Vote CASE-BY-CASE on shareholder proposals that seek preemptive rights, taking into consideration:

•	The size of the company;

•	The shareholder base; and

•	The liquidity of the stock.

Preferred Stock Authorization

Vote FOR proposals to increase the number of authorized preferred shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote AGAINST proposals at companies with more than one class or series of preferred stock to increase the number of authorized shares of the class or series of preferred stock that has superior voting rights.

Vote CASE-BY-CASE on all other proposals to increase the number of shares of preferred stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

•	Past Board Performance:

•	The company’s use of authorized preferred shares during the last three years;

•	The Current Request:

•	Disclosure in the proxy statement of the specific purposes for the proposed increase;

•	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request;

•	In cases where the company has existing authorized preferred stock, the dilutive impact of the request as determined by an allowable increase calculated by Victory (typically 100 percent of existing authorized shares) that reflects the company’s need for shares and total shareholder returns; and

•	Whether the shares requested are blank check preferred shares that can be used for antitakeover purposes.

Recapitalization Plans

Vote CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following:

•	More simplified capital structure;

•	Enhanced liquidity;

•	Fairness of conversion terms;

•	Impact on voting power and dividends;

•	Reasons for the reclassification;

•	Conflicts of interest; and

•	Other alternatives considered.

Reverse Stock Splits

Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

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Vote AGAINST proposals when there is not a proportionate reduction of authorized shares, unless:

•	A stock exchange has provided notice to the company of a potential delisting; or

•	The effective increase in authorized shares is equal to or less than the allowable increase calculated in accordance with Victory’s Common Stock Authorization policy.

Share Repurchase Programs

Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Stock Distributions: Splits and Dividends

Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares equal to or less than the allowable increase calculated in accordance with Victory’s Common Stock Authorization policy.

Tracking Stock

Vote CASE-BY-CASE on the creation of tracking stock, weighing the strategic value of the transaction against such factors as:

•	Adverse governance changes;

•	Excessive increases in authorized capital stock;

•	Unfair method of distribution;

•	Diminution of voting rights;

•	Adverse conversion features;

•	Negative impact on stock option plans; and

•	Alternatives such as spin-off.

Restructuring

Appraisal Rights

Vote FOR proposals to restore or provide shareholders with rights of appraisal.

Asset Purchases

Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:

•	Purchase price;

•	Fairness opinion;

•	Financial and strategic benefits;

•	How the deal was negotiated;

•	Conflicts of interest;

•	Other alternatives for the business;

•	Non-completion risk.

Asset Sales

Vote CASE-BY-CASE on asset sales, considering the following factors:

•	Impact on the balance sheet/working capital;

•	Potential elimination of diseconomies;

•	Anticipated financial and operating benefits;

•	Anticipated use of funds;

•	Value received for the asset;

•	Fairness opinion;

•	How the deal was negotiated;

•	Conflicts of interest.

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Bundled Proposals

Vote CASE-BY-CASE on bundled or “conditional” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote AGAINST the proposals. If the combined effect is positive, support such proposals.

Conversion of Securities

Vote CASE-BY-CASE on proposals regarding conversion of securities. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans

Vote CASE-BY- CASE on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan, after evaluating:

•	Dilution to existing shareholders’ positions;

•	Terms of the offer - discount/premium in purchase price to investor, including any fairness opinion; termination penalties; exit strategy;

•	Financial issues - company’s financial situation; degree of need for capital; use of proceeds; effect of the financing on the company’s cost of capital;

•	Management’s efforts to pursue other alternatives;

•	Control issues - change in management; change in control, guaranteed board and committee seats; standstill provisions; voting agreements; veto power over certain corporate actions; and

•	Conflict of interest - arm’s length transaction, managerial incentives.

Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Formation of Holding Company

Vote CASE-BY-CASE on proposals regarding the formation of a holding company, taking into consideration the following:

•	The reasons for the change;

•	Any financial or tax benefits;

•	Regulatory benefits;

•	Increases in capital structure; and

•	Changes to the articles of incorporation or bylaws of the company.

Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:

•	Increases in common or preferred stock in excess of the allowable maximum (see discussion under “Capital”); or

•	Adverse changes in shareholder rights.

Going Private and Going Dark Transactions (LBOs and Minority Squeeze-outs)

Vote CASE-BY-CASE on going private transactions, taking into account the following:

•	Offer price/premium;

•	Fairness opinion;

•	How the deal was negotiated;

•	Conflicts of interest;

•	Other alternatives/offers considered; and

•	Non-completion risk.

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Vote CASE-BY-CASE on going dark transactions, determining whether the transaction enhances shareholder value by taking into consideration:

•	Whether the company has attained benefits from being publicly-traded (examination of trading volume, liquidity, and market research of the stock);

•	Balanced interests of continuing vs. cashed-out shareholders, taking into account the following:

•	Are all shareholders able to participate in the transaction?

•	Will there be a liquid market for remaining shareholders following the transaction?

•	Does the company have strong corporate governance?

•	Will insiders reap the gains of control following the proposed transaction?

•	Does the state of incorporation have laws requiring continued reporting that may benefit shareholders?

Joint Ventures

Vote CASE-BY-CASE on proposals to form joint ventures, taking into account the following:

•	Percentage of assets/business contributed;

•	Percentage ownership;

•	Financial and strategic benefits;

•	Governance structure;

•	Conflicts of interest;

•	Other alternatives; and

•	Non-completion risk.

Liquidations

Vote CASE-BY-CASE on liquidations, taking into account the following:

•	Management’s efforts to pursue other alternatives;

•	Appraisal value of assets; and

•	The compensation plan for executives managing the liquidation.

Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

Mergers and Acquisitions

Vote CASE-BY- CASE on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

•	Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

•	Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

•	Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

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•	Negotiations and process - Were the terms of the transaction negotiated at arm’s-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins” can also signify the deal makers’ competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

•	Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger.

•	Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Private Placements/Warrants/Convertible Debentures

Vote CASE-BY-CASE on proposals regarding private placements, warrants, and convertible debentures taking into consideration:

•	Dilution to existing shareholders’ position: The amount and timing of shareholder ownership dilution should be weighed against the needs and proposed shareholder benefits of the capital infusion. Although newly issued common stock, absent preemptive rights, is typically dilutive to existing shareholders, share price appreciation is often the necessary event to trigger the exercise of “out of the money” warrants and convertible debt. In these instances from a value standpoint, the negative impact of dilution is mitigated by the increase in the company’s stock price that must occur to trigger the dilutive event.

•	Terms of the offer (discount/premium in purchase price to investor, including any fairness opinion, conversion features, termination penalties, exit strategy):

•	The terms of the offer should be weighed against the alternatives of the company and in light of company’s financial condition. Ideally, the conversion price for convertible debt and the exercise price for warrants should be at a premium to the then prevailing stock price at the time of private placement.

•	When evaluating the magnitude of a private placement discount or premium, consider factors that influence the discount or premium, such as, liquidity, due diligence costs, control and monitoring costs, capital scarcity, information asymmetry and anticipation of future performance.

•	Financial issues:

•	The company’s financial condition;

•	Degree of need for capital;

•	Use of proceeds;

•	Effect of the financing on the company’s cost of capital;

•	Current and proposed cash burn rate;

•	Going concern viability and the state of the capital and credit markets.

•	Management’s efforts to pursue alternatives and whether the company engaged in a process to evaluate alternatives: A fair, unconstrained process helps to ensure the best price for shareholders. Financing alternatives can include joint ventures, partnership, merger or sale of part or all of the company.

•	Control issues:

•	Change in management;

•	Change in control;

•	Guaranteed board and committee seats;

•	Standstill provisions;

•	Voting agreements;

•	Veto power over certain corporate actions; and

•	Minority versus majority ownership and corresponding minority discount or majority control premium

•	Conflicts of interest:

•	Conflicts of interest should be viewed from the perspective of the company and the investor.

•	Were the terms of the transaction negotiated at arm’s length? Are managerial incentives aligned with shareholder interests?

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•	Market reaction:

•	The market’s response to the proposed deal. A negative market reaction is a cause for concern. Market reaction may be addressed by analyzing the one day impact on the unaffected stock price.

Vote FOR the private placement, or FOR the issuance of warrants and/or convertible debentures in a private placement, if it is expected that the company will file for bankruptcy if the transaction is not approved.

Reorganization/Restructuring Plan (Bankruptcy)

Vote CASE-BY-CASE on proposals to common shareholders on bankruptcy plans of reorganization, considering the following factors including, but not limited to:

•	Estimated value and financial prospects of the reorganized company;

•	Percentage ownership of current shareholders in the reorganized company;

•	Whether shareholders are adequately represented in the reorganization process (particularly through the existence of an Official Equity Committee);

•	The cause(s) of the bankruptcy filing, and the extent to which the plan of reorganization addresses the cause(s);

•	Existence of a superior alternative to the plan of reorganization; and

•	Governance of the reorganized company.

Special Purpose Acquisition Corporations (SPACs)

Vote CASE-BY-CASE on SPAC mergers and acquisitions taking into account the following:

•	Valuation – Is the value being paid by the SPAC reasonable? SPACs generally lack an independent fairness opinion and the financials on the target may be limited. Compare the conversion price with the intrinsic value of the target company provided in the fairness opinion. Also, evaluate the proportionate value of the combined entity attributable to the SPAC IPO shareholders versus the pre-merger value of SPAC. Additionally, a private company discount may be applied to the target, if it is a private entity.

•	Market reaction – How has the market responded to the proposed deal? A negative market reaction may be a cause for concern. Market reaction may be addressed by analyzing the one-day impact on the unaffected stock price.

•	Deal timing – A main driver for most transactions is that the SPAC charter typically requires the deal to be complete within 18 to 24 months, or the SPAC is to be liquidated. Evaluate the valuation, market reaction, and potential conflicts of interest for deals that are announced close to the liquidation date.

•	Negotiations and process – What was the process undertaken to identify potential target companies within specified industry or location specified in charter? Consider the background of the sponsors.

•	Conflicts of interest – How are sponsors benefiting from the transaction compared to IPO shareholders? Potential conflicts could arise if a fairness opinion is issued by the insiders to qualify the deal rather than a third party or if management is encouraged to pay a higher price for the target because of an 80% rule (the charter requires that the fair market value of the target is at least equal to 80% of net assets of the SPAC). Also, there may be sense of urgency by the management team of the SPAC to close the deal since its charter typically requires a transaction to be completed within the 18-24 month timeframe.

•	Voting agreements – Are the sponsors entering into enter into any voting agreements/ tender offers with shareholders who are likely to vote AGAINST the proposed merger or exercise conversion rights?

•	Governance – What is the impact of having the SPAC CEO or founder on key committees following the proposed merger?

Spin-offs

Vote CASE-BY-CASE on spin-offs, considering:

•	Tax and regulatory advantages;

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•	Planned use of the sale proceeds;

•	Valuation of spinoff;

•	Fairness opinion;

•	Benefits to the parent company;

•	Conflicts of interest;

•	Managerial incentives;

•	Corporate governance changes;

•	Changes in the capital structure.

Value Maximization Shareholder Proposals

Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by:

•	Hiring a financial advisor to explore strategic alternatives;

•	Selling the company; or

•	Liquidating the company and distributing the proceeds to shareholders.

These proposals should be evaluated based on the following factors:

•	Prolonged poor performance with no turnaround in sight;

•	Signs of entrenched board and management (such as the adoption of takeover defenses);

•	Strategic plan in place for improving value;

•	Likelihood of receiving reasonable value in a sale or dissolution; and

•	The company actively exploring its strategic options, including retaining a financial advisor.

COMPENSATION

Executive Pay Evaluation

Executive pay remains a perennial hot button issue for shareholders, who want assurance that top management’s compensation is primarily performance-based, fair, and reasonable. Any evaluation of executive pay must recognize two underlying forces: an executive labor market, where executive pay packages result from negotiations in a war for talent, and an agency problem, where boards and shareholders try to align pay incentives with shareholder value creation.

Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

1.	Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;

2.	Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;

3.	Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);

4.	Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;

5.	Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

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Advisory Votes on Executive Compensation- Management Proposals (Management Say-on-Pay)

Evaluate executive pay and practices, as well as certain aspects of outside director compensation CASE-BY-CASE.

Vote AGAINST management say on pay (MSOP) proposals, AGAINST/WITHHOLD on compensation committee members (or, in rare cases where the full board is deemed responsible, all directors including the CEO), and/or

AGAINST an equity-based incentive plan proposal if:

•	There is a misalignment between CEO pay and company performance (pay for performance);

•	The company maintains problematic pay practices;

•	The board exhibits poor communication and responsiveness to shareholders.

Voting Alternatives

In general, the management say on pay (MSOP) ballot item is the primary focus of voting on executive pay practices — dissatisfaction with compensation practices can be expressed by voting against MSOP rather than withholding or voting against the compensation committee. However, if there is no MSOP on the ballot, then the negative vote will apply to members of the compensation committee. In addition, in egregious cases, or if the board fails to respond to concerns raised by a prior MSOP proposal, then vote withhold or against compensation committee members (or, if the full board is deemed accountable, all directors). If the negative factors involve equity-based compensation, then vote AGAINST an equity-based plan proposal presented for shareholder approval.

Additional CASE-BY-CASE considerations for the management say on pay (MSOP) proposals:

•	Evaluation of performance metrics in short-term and long-term plans, as discussed and explained in the Compensation Discussion & Analysis (CD&A). Consider the measures, goals, and target awards reported by the company for executives’ short- and long-term incentive awards: disclosure, explanation of their alignment with the company’s business strategy, and whether goals appear to be sufficiently challenging in relation to resulting payouts;

•	Evaluation of peer group benchmarking used to set target pay or award opportunities. Consider the rationale stated by the company for constituents in its pay benchmarking peer group, as well as the benchmark targets it uses to set or validate executives’ pay (e.g., median, 75th percentile, etc.,) to ascertain whether the benchmarking process is sound or may result in pay “ratcheting” due to inappropriate peer group constituents (e.g., much larger companies) or targeting (e.g., above median); and

•	Balance of performance-based versus non-performance-based pay. Consider the ratio of performance-based (not including plain vanilla stock options) vs. non-performance-based pay elements reported for the CEO’s latest reported fiscal year compensation, especially in conjunction with concerns about other factors such as performance metrics/goals, benchmarking practices, and pay-for-performance disconnects.

Primary Evaluation Factors for Executive Pay

Pay for Performance

Evaluate the alignment of the CEO’s pay with performance over time, focusing particularly on companies that have underperformed their peers over a sustained period. From a shareholders’ perspective, performance is predominantly gauged by the company’s stock performance over time. Even when financial or operational measures are utilized in incentive awards, the achievement related to these measures should ultimately translate into superior shareholder returns in the long-term.

Focus on companies with sustained underperformance relative to peers, considering the following key factors:

•	Whether a company’s one-year and three-year total shareholder returns (“TSR”) are in the bottom half of its industry group (i.e., four-digit GICS – Global Industry Classification Group); and

•	Whether the total compensation of a CEO who has served at least two consecutive fiscal years is aligned with the company’s total shareholder return over time, including both recent and long-term periods.

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If a company falls in the bottom half of its four-digit GICS, further analysis of the CD&A is required to better understand the various pay elements and whether they create or reinforce shareholder alignment. Also assess the CEO’s pay relative to the company’s TSR over a time horizon of at least five years. The most recent year-over-year increase or decrease in pay remains a key consideration, but there will be additional emphasis on the long term trend of CEO total compensation relative to shareholder return. Also consider the mix of performance-based compensation relative to total compensation. In general, standard stock options or time-vested restricted stock are not considered to be performance- based. If a company provides performance-based incentives to its executives, the company is highly encouraged to provide the complete disclosure of the performance measure and goals (hurdle rate) so that shareholders can assess the rigor of the performance program. The use of non-GAAP financial metrics also makes it very challenging for shareholders to ascertain the rigor of the program as shareholders often cannot tell the type of adjustments being made and if the adjustments were made consistently. Complete and transparent disclosure helps shareholders to better understand the company’s pay for performance linkage.

Problematic Pay Practices

If the company maintains problematic pay practices, generally vote:

•	AGAINST management “say on pay” (MSOP) proposals;

•	AGAINST/WITHHOLD on compensation committee members (or in rare cases where the full board is deemed responsible, all directors including the CEO):

•	In egregious situations;

•	When no MSOP item is on the ballot; or

•	When the board has failed to respond to concerns raised in prior MSOP evaluations; and/or

•	AGAINST an equity incentive plan proposal if excessive non-performance-based equity awards are the major contributors to a pay-for-performance misalignment.

The focus is on executive compensation practices that contravene the global pay principles, including:

•	Problematic practices related to non-performance-based compensation elements;

•	Incentives that may motivate excessive risk-taking; and

•	Options Backdating.

Problematic Pay Practices related to Non-Performance-Based Compensation Elements

Pay elements that are not directly based on performance are generally evaluated CASE-BY-CASE considering the context of a company’s overall pay program and demonstrated pay-for-performance philosophy. Please refer to ISS’ Compensation FAQ document for detail on specific pay practices that have been identified as potentially problematic and may lead to negative recommendations if they are deemed to be inappropriate or unjustified relative to executive pay best practices. The list below highlights the problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:

•	Repricing or replacing of underwater stock options/SARS without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);

•	Excessive perquisites or tax gross-ups, including any gross-up related to a secular trust or restricted stock vesting;

•	New or extended agreements that provide for:

•	CIC payments exceeding 3 times base salary and average/target/most recent bonus;

•	CIC severance payments without involuntary job loss or substantial diminution of duties (“single” or “modified single” triggers);

•	CIC payments with excise tax gross-ups (including “modified” gross-ups).

Incentives that may Motivate Excessive Risk Taking

Assess company policies and disclosure related to compensation that could incentivize excessive risk -taking, for example:

•	Multi-year guaranteed bonuses;

•	A single performance metric used for short- and long-term plans;

•	Lucrative severance packages;

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•	High pay opportunities relative to industry peers;

•	Disproportionate supplemental pensions; or

•	Mega annual equity grants that provide unlimited upside with no downside risk.

Factors that potentially mitigate the impact of risky incentives include rigorous claw-back provisions and robust stock ownership/holding guidelines.

Options Backdating

Vote CASE-BY-CASE on options backdating issues. Generally, when a company has recently practiced options backdating, WITHHOLD from or vote AGAINST the compensation committee, depending on the severity of the practices and the subsequent corrective actions on the part of the board. When deciding on votes on compensation committee members who oversaw questionable options grant practices or current compensation committee members who fail to respond to the issue proactively, consider several factors, including, but not limited to, the following:

•	Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;

•	Duration of options backdating;

•	Size of restatement due to options backdating;

•	Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and

•	Adoption of a grant policy that prohibits backdating, and creates a fixed grant schedule or window period for equity grants in the future.

A CASE-BY-CASE analysis approach allows distinctions to be made between companies that had “sloppy” plan administration versus those that acted deliberately and/or committed fraud, as well as those companies that subsequently took corrective action. Cases where companies have committed fraud are considered most egregious.

Board Communications and Responsiveness

Consider the following factors CASE-BY-CASE when evaluating ballot items related to executive pay:

•	Poor disclosure practices, including:

•	Unclear explanation of how the CEO is involved in the pay setting process;

•	Retrospective performance targets and methodology not discussed;

•	Methodology for benchmark ing practices and/or peer group not disclosed and explained.

•	Board’s responsiveness to investor input and engagement on compensation issues, for example:

•	Failure to respond to majority-supported shareholder proposals on executive pay topics; or

•	Failure to respond to concerns raised in connection with significant opposition to MSOP proposals.

Frequency of Advisory Vote on Executive Compensation (“Say When on Pay”)

Vote FOR annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies’ executive pay programs.

Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale

Vote CASE-BY-CASE on say on Golden Parachute proposals, including consideration of existing change-in-control arrangements maintained with named executive officers rather than focusing primarily on new or extended arrangements. Features that may result in an AGAINST recommendation include one or more of the following, depending on the number, magnitude, and/or timing of issue(s):

•	Single- or modified-single-trigger cash severance;

•	Single-trigger acceleration of unvested equity awards;

•	Excessive cash severance (>3x base salary and bonus);

•	Excise tax gross-ups triggered and payable (as opposed to a provision to provide excise tax gross-ups);

•	Excessive golden parachute payments (on an absolute basis or as a percentage of transaction equity value); or

•	Recent amendments that incorporate any problematic features (such as those above) or recent actions (such as extraordinary equity grants) that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders; or

•	The company’s assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote.

Proxy Policy	Policy H-12

Recent amendment(s) that incorporate problematic features will tend to carry more weight on the overall analysis. However, the presence of multiple legacy problematic features will also be closely scrutinized.

In cases where the golden parachute vote is incorporated into a company’s advisory vote on compensation (management say-on-pay), Victory Capital will evaluate the say-on-pay proposal in accordance with these guidelines, which may give higher weight to that component of the overall evaluation.

Equity Based and Other Incentive Plans

Vote case-by-case on certain equity-based compensation plans3 depending on a combination of certain plan features and equity grant practices, where positive factors may counterbalance negative factors, and vice versa, as evaluated using an “equity plan scorecard” (EPSC) approach with three pillars:

Plan Cost

The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company’s estimated Shareholder Value Transfer (SVT) in relation to peers and considering both:

•	SVT based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants; and

•	SVT based only on new shares requested plus shares remaining for future grants.

Plan Features:

•	Automatic single-triggered award vesting upon a change in control (CIC);

•	Discretionary vesting authority;

•	Liberal share recycling on various award types;

•	Lack of minimum vesting period for grants made under the plan.

Grant Practices:

•	The company’s three year burn rate relative to its industry/market cap peers;

•	Vesting requirements in most recent CEO equity grants (3-year look-back);

•	The estimated duration of the plan (based on the sum of shares remaining available and the new shares requested, divided by the average annual shares granted in the prior three years);

•	The proportion of the CEO’s most recent equity grants/awards subject to performance conditions;

•	Whether the company maintains a claw-back policy;

•	Whether the company has established post exercise/vesting share-holding requirements.

Generally vote against the plan proposal if the combination of above factors indicates that the plan is not, overall, in shareholders’ interests, or if any of the following egregious factors apply:

•	Awards may vest in connection with a liberal change-of-control definition;

•	The plan would permit repricing or cash buyout of underwater options without shareholder approval (either by expressly permitting it – for NYSE and Nasdaq listed companies — or by not prohibiting it when the company has a history of repricing – for non-listed companies);

•	The plan is a vehicle for problematic pay practices or a significant pay-for-performance disconnect under certain circumstances; or

•	Any other plan features are determined to have a significant negative impact on shareholder interests.

[3]	Proposals evaluated under the EPSC policy generally include those to approve or amend (1) stock option plans for employees and/or employees and directors, (2) restricted stock plans for employees and/or employees and directors, and (3) omnibus stock incentive plans for employees and/or employees and directors.

Proxy Policy	Policy H-12

Cost of Equity Plans

Generally, vote AGAINST equity plans if the cost is unreasonable. For non-employee director plans, vote FOR the plan if certain factors are met (see Director Compensation section).

The cost of the equity plans is expressed as Shareholder Value Transfer (SVT), which is measured using a binomial option pricing model that assesses the amount of shareholders’ equity flowing out of the company to employees and directors. SVT is expressed as both a dollar amount and as a percentage of market value, and includes the new shares proposed, shares available under existing plans, and shares granted but unexercised (using two measures, in the case of plans subject to the Equity Plan Scorecard evaluation, as noted above). All award types are valued. For omnibus plans, unless limitations are placed on the most expensive types of awards (for example, full value awards), the assumption is made that all awards to be granted will be the most expensive types. See discussion of specific types of awards.

Except for proposals subject to Equity Plan Scorecard evaluation, Shareholder Value Transfer is reasonable if it falls below a company-specific benchmark. The benchmark is determined as follows: The top quartile performers in each industry group (using the Global Industry Classification Standard: GICS) are identified. Benchmark SVT levels for each industry are established based on these top performers’ historic SVT. Regression analyses are run on each industry group to identify the variables most strongly correlated to SVT. The benchmark industry SVT level is then adjusted upwards or downwards for the specific company by plugging the company-specific performance measures, size and cash compensation into the industry cap equations to arrive at the company’s benchmark.

Grant Practices

Three-Year Burn Rate

Burn rate benchmarks (utilized in Equity Plan Scorecard evaluations) are calculated as the greater of: (1) the mean (µ) plus one standard deviation (s) of the company’s GICS group segmented by S&P 500, Russell 3000 index (less the S&P500) and non-Russell 3000 index; and (2) two percent of weighted common shares outstanding. In addition, year- over-year burn-rate benchmark changes will be limited to a maximum of two (2) percentage points plus or minus the prior year’s burn-rate benchmark.

Egregious Factors

Liberal Change in Control Definition

Generally vote against equity plans if the plan has a liberal definition of change in control and the equity awards could vest upon such liberal definition of change-in-control, even though an actual change in control may not occur. Examples of such a definition include, but are not limited to, announcement or commencement of a tender offer, provisions for acceleration upon a “potential” takeover, shareholder approval of a merger or other transactions, or similar language.

Repricing Provisions

Vote AGAINST plans that do not expressly prohibit the repricing or exchange of underwater stock options without prior shareholder approval. “Repricing” includes the ability to do any of the following:

•	Amend the terms of outstanding options or SARs to reduce the exercise price of such outstanding options or SARs;

•	Cancel outstanding options or SARs in exchange for options or SARs with an exercise price that is less than the exercise price of the original options or SARs.

Also, vote AGAINST OR WITHHOLD from members of the Compensation Committee who approved and/or implemented a repricing or an option/SAR exchange program, by buying out underwater options/SARs for stock, cash or other consideration or canceling underwater options/SARs and regranting options/SARs with a lower exercise price, without prior shareholder approval, even if such repricings are allowed in their equity plan.

Vote AGAINST plans if the company has a history of repricing without shareholder approval, and the applicable listing standards would not preclude them from doing so.

Proxy Policy	Policy H-12

Problematic Pay Practices

If the equity plan on the ballot is a vehicle for problematic pay practices, vote AGAINST the plan.

If a significant portion of the CEO’s misaligned pay is attributed to non-performance-based equity awards, and there is an equity plan on the ballot with the CEO as one of the participants, Victory vote against the equity plan. Considerations in voting against the equity plan may include, but are not limited to:

•	Magnitude of pay misalignment;

•	Contribution of non–performance-based equity grants to overall pay; and

•	The proportion of equity awards granted in the last three fiscal years concentrated at the named executive officer level.

Specific Treatment of Certain Award Types in Equity Plan Evaluations

Dividend Equivalent Rights

Options that have Dividend Equivalent Rights (DERs) associated with them will have a higher calculated award value than those without DERs under the binomial model, based on the value of these dividend streams. The higher value will be applied to new shares, shares available under existing plans, and shares awarded but not exercised per the plan specifications. DERS transfer more shareholder equity to employees and non-employee directors and this cost should be captured.

Operating Partnership (OP) units in Equity Plan analysis of Real Estate Investment Trusts (REITs)

For Real Estate Investment Trusts (REITS), include the common shares issuable upon conversion of outstanding Operating Partnership (OP) units in the share count for the purposes of determining: (1) market capitalization in the Shareholder Value Transfer (SVT) analysis and (2) shares outstanding in the burn rate analysis.

Other Compensation Plans

401(k) Employee Benefit Plans

Vote FOR proposals to implement a 401(k) savings plan for employees.

Employee Stock Ownership Plans (ESOPs)

Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares).

Employee Stock Purchase Plans— Qualified Plans

Vote CASE-BY-CASE on qualified employee stock purchase plans. Vote FOR employee stock purchase plans where all of the following apply:

•	Purchase price is at least 85 percent of fair market value;

•	Offering period is 27 months or less; and

•	The number of shares allocated to the plan is ten percent or less of the outstanding shares.

Vote AGAINST qualified employee stock purchase plans where any of the following apply:

•	Purchase price is less than 85 percent of fair market value; or

•	Offering period is greater than 27 months; or

•	The number of shares allocated to the plan is more than ten percent of the outstanding shares.

Employee Stock Purchase Plans— Non-Qualified Plans

Vote CASE-BY-CASE on nonqualified employee stock purchase plans. Vote FOR nonqualified employee stock purchase plans with all the following features:

•	Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);

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•	Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;

•	Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value;

•	No discount on the stock price on the date of purchase since there is a company matching contribution.

Vote AGAINST nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria. If the company matching contribution exceeds 25 percent of employee’s contribution, evaluate the cost of the plan against its allowable cap.

Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-Related Compensation Proposals)

Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of the Internal Revenue Code.

Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) are considered CASE-BY-CASE using a proprietary, quantitative model developed by ISS.

Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

Vote AGAINST proposals if the compensation committee does not fully consist of independent outsiders, as defined in ISS’s classification of director independence, or if the plan contains excessive problematic provisions.

Option Exchange Programs/Repricing Options

Vote AGAINST proposals seeking the authority to reprice options.

Vote AGAINST proposals seeking to approve an option exchange program.

Stock Plans in Lieu of Cash

Vote CASE-BY-CASE on plans that provide participants with the option of taking all or a portion of their cash compensation in the form of stock.

Vote FOR non-employee director-only equity plans that provide a dollar-for-dollar cash-for-stock exchange.

Vote CASE-BY-CASE on plans which do not provide a dollar-for-dollar cash for stock exchange. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered using the binomial option pricing model. In an effort to capture the total cost of total compensation, Victory will not make any adjustments to carve out the in-lieu-of cash compensation.

Transfer Stock Option (TSO) Programs

One-time Transfers: Vote AGAINST or WITHHOLD from compensation committee members if they fail to submit one-time transfers to shareholders for approval.

Vote CASE-BY-CASE on one-time transfers. Vote FOR if:

•	Executive officers and non-employee directors are excluded from participating;

•	Stock options are purchased by third-party financial institutions at a discount to their fair value using option pricing models such as Black-Scholes or a Binomial Option Valuation or other appropriate financial models;

•	There is a two-year minimum holding period for sale proceeds (cash or stock) for all participants.

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Additionally, management should provide a clear explanation of why options are being transferred to a third-party institution and whether the events leading up to a decline in stock price were beyond management’s control. A review of the company’s historic stock price volatility should indicate if the options are likely to be back “in-the-money” over the near term.

Ongoing TSO program: Vote AGAINST equity plan proposals if the details of ongoing TSO programs are not provided to shareholders. Since TSOs will be one of the award types under a stock plan, the ongoing TSO program, structure and mechanics must be disclosed to shareholders. The specific criteria to be considered in evaluating these proposals include, but not limited, to the following:

•	Eligibility;

•	Vesting;

•	Bid-price;

•	Term of options;

•	Cost of the program and impact of the TSOs on company’s total option expense

•	Option repricing policy.

Amendments to existing plans that allow for introduction of transferability of stock options should make clear that only options granted post-amendment shall be transferable.

Director Compensation

Equity Plans for Non-Employee Directors

Vote CASE-BY-CASE on compensation plans for non-employee directors, based on the cost of the plans against the company’s allowable cap.

On occasion, director stock plans that set aside a relatively small number of shares when combined with employee or executive stock compensation plans will exceed the allowable cap. Vote for the plan if ALL of the following qualitative factors in the board’s compensation are met and disclosed in the proxy statement:

•	Director stock ownership guidelines with a minimum of three times the annual cash retainer.

•	Vesting schedule or mandatory holding/deferral period:

•	A minimum vesting of three years for stock options or restricted stock; or

•	Deferred stock payable at the end of a three-year deferral period.

•	Mix between cash and equity:

•	A balanced mix of cash and equity, for example 40% cash/60% equity or 50% cash/50% equity; or

•	If the mix is heavier on the equity component, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.

•	No retirement/benefits and perquisites provided to non-employee directors; and

•	Detailed disclosure provided on cash and equity compensation delivered to each non-employee director for the most recent fiscal year in a table. The column headers for the table may include the following: name of each non-employee director, annual retainer, board meeting fees, committee retainer, committee-meeting fees, and equity grants.

Director Retirement Plans

Vote AGAINST retirement plans for non-employee directors.

Vote FOR shareholder proposals to eliminate retirement plans for non-employee directors.

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Shareholder Proposals on Compensation

Advisory Vote on Executive Compensation (Say-on-Pay)

Generally, vote FOR shareholder proposals that call for non-binding shareholder ratification of the compensation of the Named Executive Officers and the accompanying narrative disclosure of material factors provided to understand the Summary Compensation Table.

Adopt Anti-Hedging/Pledging/Speculative Investments Policy

Generally vote FOR proposals seeking a policy that prohibits named executive officers from engaging in derivative or speculative transactions involving company stock, including hedging, holding stock in a margin account, or pledging stock as collateral for a loan. However, the company’s existing policies regarding responsible use of company stock will be considered.

Bonus Banking/Bonus Banking “Plus”

Vote CASE-BY-CASE on proposals seeking deferral of a portion of annual bonus pay, with ultimate payout linked to sustained results for the performance metrics on which the bonus was earned (whether for the named executive officers or a wider group of employees), taking into account the following factors:

•	The company’s past practices regarding equity and cash compensation;

•	Whether the company has a holding period or stock ownership requirements in place, such as a meaningful retention ratio (at least 50 percent for full tenure); and

•	Whether the company has a rigorous claw-back policy in place.

Compensation Consultants-Disclosure of Board or Company’s Utilization

Generally vote FOR shareholder proposals seeking disclosure regarding the Company, Board, or Compensation Committee’s use of compensation consultants, such as company name, business relationship(s) and fees paid.

Disclosure/Setting Levels or Types of Compensation for Executives and Directors

Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

Vote AGAINST shareholder proposals seeking to eliminate stock options or any other equity grants to employees or directors.

Vote AGAINST shareholder proposals requiring director fees be paid in stock only.

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

Vote CASE-BY-CASE on all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long-term corporate outlook.

Golden Coffins/Executive Death Benefits

Generally vote FOR proposals calling companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals that the broad-based employee population is eligible.

Proxy Policy	Policy H-12

Hold Equity Past Retirement or for a Significant Period of Time

Vote CASE-BY-CASE on shareholder proposals asking companies to adopt policies requiring senior executive officers to retain all or a significant portion of the shares acquired through compensation plans, either:

•	while employed and/or for two years following the termination of their employment ; or

•	for a substantial period following the lapse of all other vesting requirements for the award (“lock-up period”), with ratable release of a portion of the shares annually during the lock-up period.

The following factors will be taken into account:

•	Whether the company has any holding period, retention ratio, or officer ownership requirements in place.

These should consist of:

•	Rigorous stock ownership guidelines;

•	A holding period requirement coupled with a significant long-term ownership requirement; or

•	A meaningful retention ratio;

•	Actual officer stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s own stock ownership or retention requirements;

•	Post-termination holding requirement policies or any policies aimed at mitigating risk taking by senior executives;

•	Problematic pay practices, current and past, which may promote a short-term versus a long-term focus.

A rigorous stock ownership guideline should be at least 10x base salary for the CEO, with the multiple declining for other executives. A meaningful retention ratio should constitute at least 50 percent of the stock received from equity awards (on a net proceeds basis) held on a long-term basis, such as the executive’s tenure with the company or even a few years past the executive’s termination with the company.

Vote CASE-BY-CASE on shareholder proposals asking companies to adopt policies requiring Named Executive Officers to retain 75% of the shares acquired through compensation plans while employed and/or for two years following the termination of their employment, and to report to shareholders regarding this policy. The following factors will be taken into account:

•	Whether the company has any holding period, retention ratio, or officer ownership requirements in place.

These should consist of:

•	Rigorous stock ownership guidelines, or

•	A holding period requirement coupled with a significant long-term ownership requirement, or

•	A meaningful retention ratio,

•	Actual officer stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s own stock ownership or retention requirements.

•	Problematic pay practices, current and past, which may promote a short-term versus a long-term focus.

A rigorous stock ownership guideline should be at least 10x base salary for the CEO, with the multiple declining for other executives. A meaningful retention ratio should constitute at least 50 percent of the stock received from equity awards (on a net proceeds basis) held on a long-term basis, such as the executive’s tenure with the company or even a few years past the executive’s termination with the company.

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While Victory favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

Non-Deductible Compensation

Generally vote FOR proposals seeking disclosure of the extent to which the company paid non-deductible compensation to senior executives due to Internal Revenue Code Section 162(m), while considering the company’s existing disclosure practices.

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Pay for Performance

Performance-Based Awards

Vote CASE-BY-CASE on shareholder proposal requesting that a significant amount of future long-term incentive compensation awarded to senior executives shall be performance-based and requesting that the board adopt and disclose challenging performance metrics to shareholders, based on the following analytical steps:

•	First, vote FOR shareholder proposals advocating the use of performance-based equity awards, such as performance contingent options or restricted stock, indexed options or premium-priced options, unless the proposal is overly restrictive or if the company has demonstrated that it is using a “substantial” portion of performance-based awards for its top executives. Standard stock options and performance-accelerated awards do not meet the criteria to be considered as performance-based awards. Premium priced options should have a premium of at least 25 percent and higher to be considered performance based awards.

•	Second, assess the rigor of the company’s performance based equity program. If the bar set for the performance based program is too low based on the company’s historical or peer group comparison, generally vote FOR the proposal. If target performance results in an above target payout, vote FOR the shareholder proposal due to program’s poor design. If the company does not disclose the performance metric of the performance based equity program, vote FOR the shareholder proposal regardless of the outcome of the first step to the test.

In general, vote FOR the shareholder proposal if the company does not meet both of the above two steps.

Pay for Superior Performance

Generally vote AGAINST, if a majority of pay is already linked to performance than proposal is redundant.

Pre-Arranged Trading Plans (10b5-1 Plans)

Generally vote FOR shareholder proposals calling for certain principles regarding the use of prearranged trading plans (10b5-1 plans) for executives. These principles include:

•	Adoption, amendment, or termination of a 10b5-1 Plan must be disclosed within two business days in a Form 8-K;

•	Amendment or early termination of a 10b5-1 Plan is allowed only under extraordinary circumstances, as determined by the board;

•	Ninety days must elapse between adoption or amendment of a 10b5-1 Plan and initial trading under the plan;

•	Reports on Form 4 must identify transactions made pursuant to a 10b5-1 Plan;

•	An executive may not trade in company stock outside the 10b5-1 Plan.

•	Trades under a 10b5-1 Plan must be handled by a broker who does not handle other securities transactions for the executive.

Prohibit CEOs from serving on Compensation Committees

Generally vote AGAINST proposals seeking a policy to prohibit any outside CEO from serving on a company’s compensation committee, unless the company has demonstrated problematic pay practices that raise concerns about the performance and composition of the committee.

Recoup Bonuses

Vote CASE-BY-CASE on proposals to recoup unearned incentive bonuses or other incentive payments made to senior executives if it is later determined that the figures upon which incentive compensation is earned later turn out to have been in error. This is line with the clawback provision in the Trouble Asset Relief Program. Many companies have adopted policies that permit recoupment in cases where fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation. Victory will take into consideration:

•	If the company has adopted a formal recoupment bonus policy;

•	If the company has chronic restatement history or material financial problems; or

•	If the company’s policy substantially addresses the concerns raised by the proponent.

Proxy Policy	Policy H-12

Severance Agreements for Executives/Golden Parachutes

Vote FOR shareholder proposals requiring that golden parachutes or executive severance agreements be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

Vote CASE-BY-CASE on proposals to ratify or cancel golden parachutes. An acceptable parachute should include, but is not limited to, the following:

•	The triggering mechanism should be beyond the control of management;

•	The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs;

•	Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.

Share Buyback Holding Periods

Generally vote AGAINST shareholder proposals prohibiting executives from selling shares of company stock during periods in which the company has announced that it may or will be repurchasing shares of its stock. Vote FOR the proposal when there is a pattern of abuse by executives exercising options or selling shares during periods of share buybacks.

Stock Retention/Holding Period

Vote AGAINST shareholder proposals asking companies to adopt holding periods or retention ratios for their executives.

Supplemental Executive Retirement Plans (SERPs)

Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

Generally vote FOR shareholder proposals requesting to limit the executive benefits provided under the company’s supplemental executive retirement plan (SERP) by limiting covered compensation to a senior executive’s annual salary and excluding of all incentive or bonus pay from the plan’s definition of covered compensation used to establish such benefits.

Tax Gross-Up Proposals

Generally vote FOR proposals calling for companies to adopt a policy of not providing tax gross-up payments to executives, except in situations where gross-ups are provided pursuant to a plan, policy, or arrangement applicable to management employees of the company, such as a relocation or expatriate tax equalization policy.

Termination of Employment Prior to Severance Payment and Eliminating Accelerated Vesting of Unvested Equity

Vote CASE-BY-CASE on shareholder proposals seeking a policy requiring termination of employment prior to severance payment, and eliminating accelerated vesting of unvested equity. Change-in-control payouts without loss of job or substantial diminution of job duties (single-triggered) are consider a poor pay practice under Victory policy, and may even result in withheld votes from compensation committee members. The second component of this proposal — related to the elimination of accelerated vesting – requires more careful consideration. The following factors will be taken into regarding this policy.

•	The company’s current treatment of equity in change-of-control situations (i.e. is it double triggered, does it allow for the assumption of equity by acquiring company, the treatment of performance shares.

•	Current employment agreements, including potential poor pay practices such as gross-ups embedded in those agreements.

Generally vote FOR proposals seeking a policy that prohibits acceleration of the vesting of equity awards to senior executives in the event of a change in control (except for pro rata vesting considering the time elapsed and attainment of any related performance goals between the award date and the change in control).

Proxy Policy	Policy H-12

Social/Environmental Issues

Overall Approach

When evaluating social issues such as human rights, labor and employment, the environment, and tobacco, Victory combines such proposals based on the expected impact to the shareholder and their long-term economic interest. As applicable, Victory may additionally factor corporate governance concerns, reasonableness of each request and related business exposure to the company when analyzing the expected potential impact to shareholders.

Diversity

Board Diversity

Generally vote AGAINST requests for reports on the company’s efforts to diversify the board, if the company has a Board & Nominating Committee that has a practice of selecting candidates based on knowledge, experience, and skills regardless of gender or race.

Equality of Opportunity

Generally vote AGAINST proposals requesting a company disclose its diversity policies or initiatives, or proposals requesting disclosure of a company’s comprehensive workforce diversity data, including requests for EEO-1 data, if the company already has a policy in place

Political Contributions

Generally vote for proposals requesting greater disclosure of a company’s political contributions and trade association spending policies and activities, considering:

•	The company’s policies, and management and board oversight related to its direct political contributions and payments to trade associations or other groups that may be used for political purposes;

•	The company’s disclosure regarding its support of, and participation in, trade associations or other groups that may make political contributions; and

•	Recent significant controversies, fines, or litigation related to the company’s political contributions or political activities.

Generally vote against proposals asking a company to affirm political nonpartisanship in the workplace, so long as:

•	There are no recent, significant controversies, fines, or litigation regarding the company’s political contributions or trade association spending; and

•	The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibit coercion.

Vote against proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

Lobbying

Vote case-by-case on proposals requesting information on a company’s lobbying (including direct, indirect, and grassroots lobbying) activities, policies, or procedures, considering:

•	The company’s current disclosure of relevant lobbying policies, and management and board oversight;

•	The company’s disclosure regarding trade associations or other groups that it supports, or is a member of, that engage in lobbying activities; and

•	Recent significant controversies, fines, or litigation regarding the company’s lobbying-related activities.

Proxy Policy	Policy H-12

General Sustainability Reporting Proposals

Generally vote AGAINST if:

•	Company already provides sustainability reporting, even if it doesn’t follow the specific standards requested in the proposal

•	Similar disclosure as its peers

•	Free from any major incidents in the past several years

GHG Reporting

For proposals requesting a company disclose information on the impact of climate change on its operations and investments, a case-by-case approach will be applied, taking into account the company’s current level of disclosure. Victory Capital will review internally proposals that call for the adoption of GHG reduction goals from products and operations.

Human Rights Risk Assessment

Vote case-by-case on proposals requesting that a company conduct an assessment of the human rights risks in its operations or in its supply chain, or report on its human rights risk assessment process, considering:

•	The degree to which existing relevant policies and practices are disclosed, including information on the implementation of these policies and any related oversight mechanisms;

•	The company’s industry and whether the company or its suppliers operate in countries or areas where there is a history of human rights concerns;

•	Recent, significant controversies, fines, or litigation regarding human rights involving the company or its suppliers, and whether the company has taken remedial steps; and

•	Whether the proposal is unduly burdensome or overly prescriptive.

Mutual Fund Proxies

Election of Directors

Vote CASE-BY-CASE on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.

Converting Closed-end Fund to Open-end Fund

Vote CASE-BY-CASE on conversion proposals, considering the following factors:

•	Past performance as a closed-end fund;

•	Market in which the fund invests;

•	Measures taken by the board to address the discount; and

•	Past shareholder activism, board activity, and votes on related proposals.

Proxy Contests

Vote CASE-BY-CASE on proxy contests, considering the following factors:

•	Past performance relative to its peers;

•	Market in which fund invests;

•	Measures taken by the board to address the issues;

•	Past shareholder activism, board activity, and votes on related proposals;

•	Strategy of the incumbents versus the dissidents;

•	Independence of directors;

•	Experience and skills of director candidates;

•	Governance profile of the company;

•	Evidence of management entrenchment.

Investment Advisory Agreements

Vote CASE-BY-CASE on investment advisory agreements, considering the following factors:

•	Proposed and current fee schedules;

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•	Fund category/investment objective;

•	Performance benchmarks;

•	Share price performance as compared with peers;

•	Resulting fees relative to peers;

•	Assignments (where the advisor undergoes a change of control).

Approving New Classes or Series of Shares

Vote FOR the establishment of new classes or series of shares.

Preferred Stock Proposals

Vote CASE-BY-CASE on the authorization for or increase in preferred shares, considering the following factors:

•	Stated specific financing purpose;

•	Possible dilution for common shares;

•	Whether the shares can be used for antitakeover purposes.

1940 Act Policies

Vote CASE-BY-CASE on policies under the Investment Advisor Act of 1940, considering the following factors:

•	Potential competitiveness;

•	Regulatory developments;

•	Current and potential returns; and

•	Current and potential risk.

Generally vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

Changing a Fundamental Restriction to a Nonfundamental Restriction

Vote CASE-BY-CASE on proposals to change a fundamental restriction to a non-fundamental restriction, considering the following factors:

•	The fund’s target investments;

•	The reasons given by the fund for the change; and

•	The projected impact of the change on the portfolio.

Change Fundamental Investment Objective to Nonfundamental

Vote AGAINST proposals to change a fund’s fundamental investment objective to non-fundamental.

Name Change Proposals

Vote CASE-BY-CASE on name change proposals, considering the following factors:

•	Political/economic changes in the target market;

•	Consolidation in the target market; and

•	Current asset composition.

Change in Fund’s Subclassification

Vote CASE-BY-CASE on changes in a fund’s sub-classification, considering the following factors:

•	Potential competitiveness;

•	Current and potential returns;

•	Risk of concentration;

•	Consolidation in target industry.

Disposition of Assets/Termination/Liquidation

Vote CASE-BY-CASE on proposals to dispose of assets, to terminate or liquidate, considering the following factors:

•	Strategies employed to salvage the company;

•	The fund’s past performance;

•	The terms of the liquidation.

Proxy Policy	Policy H-12

Changes to the Charter Document

Vote CASE-BY-CASE on changes to the charter document, considering the following factors:

•	The degree of change implied by the proposal;

•	The efficiencies that could result;

•	The state of incorporation;

•	Regulatory standards and implications.

Vote AGAINST any of the following changes:

•	Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series;

•	Removal of shareholder approval requirement for amendments to the new declaration of trust;

•	Removal of shareholder approval requirement to amend the fund’s management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act;

•	Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund’s shares;

•	Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements;

•	Removal of shareholder approval requirement to change the domicile of the fund.

Changing the Domicile of a Fund

Vote CASE-BY-CASE on re-incorporations, considering the following factors:

•	Regulations of both states;

•	Required fundamental policies of both states;

•	The increased flexibility available.

Authorizing the Board to Hire and Terminate Subadvisors Without Shareholder Approval

Vote AGAINST proposals authorizing the board to hire/terminate subadvisors without shareholder approval.

Distribution Agreements

Vote CASE-BY-CASE on distribution agreement proposals, considering the following factors:

•	Fees charged to comparably sized funds with similar objectives;

•	The proposed distributor’s reputation and past performance;

•	The competitiveness of the fund in the industry;

•	The terms of the agreement.

Master-Feeder Structure

Vote FOR the establishment of a master-feeder structure.

Mergers

Vote CASE-BY-CASE on merger proposals, considering the following factors:

•	Resulting fee structure;

•	Performance of both funds;

•	Continuity of management personnel;

•	Changes in corporate governance and their impact on shareholder rights.

Shareholder Proposals for Mutual Funds

Establish Director Ownership Requirement

Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

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Reimburse Shareholder for Expenses Incurred

Vote CASE-BY-CASE on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote FOR the reimbursement of the proxy solicitation expenses.

Terminate the Investment Advisor

Vote CASE-BY-CASE on proposals to terminate the investment advisor, considering the following factors:

•	Performance of the fund’s Net Asset Value (NAV);

•	The fund’s history of shareholder relations;

•	The performance of other funds under the advisor’s management.

International Proxy Voting

Victory will attempt to vote every proxy it receives for all International foreign proxies. However, there may be situations in which Victory may vote against, withhold a vote or cannot vote at all. For example, Victory may not receive a meeting notice in enough time to vote or Victory may not be able to obtain enough information to make a fully informed decision, in which case we will vote against.

In certain foreign jurisdictions, voting of proxies will result in the lockup of shares, impairing Victory’s ability to trade those shares for several days. This could result in significant loss to the investor. Consequently, in those foreign jurisdictions which engage in this practice, Victory will generally refrain from proxy voting.

In other foreign jurisdictions, the determination by the Proxy Committee to vote, or refrain from voting, proxy will take into consideration any additional costs to investors which may be incurred from the research and voting process.

Additional Topics

Any issue not covered within the guidelines will be evaluated by the Proxy Committee on a case-by-case basis.

Material Conflicts of Interest

In the event a material conflict of interest arises between Victory’s interests and those of a client during the course of voting client’s proxies, the Proxy Committee shall:

•	Vote the proxy in accordance with the Proxy Voting Guidelines unless such guidelines are judged by the Proxy Committee to be inapplicable to the proxy matter at issue

•	In the event that the Proxy Voting Guidelines are inapplicable, determine whether a vote for, or against, the proxy is in the best interest of the client’s account

•	Document the nature of the conflict and the rationale for the recommended vote

•	Solicit the opinions of Victory’s Chief Compliance Officer, and if necessary the Chief Legal Officer, or their designee, or consult an internal or external, independent adviser

•	report to the Victory Capital Management Board any proxy votes that took place with a material conflict situation present, including the nature of the conflict and the basis or rationale for the voting decision made.

If a member of the Proxy Committee has a personal conflict (e.g. family member on board of company) he/she will recuse themselves from voting.

Recordkeeping

In accordance with Rule 204-2(c)(2) under the Investment Advisers Act of 1940, as amended, Victory will retain the following records with respect to proxy voting:

•	copies of all policies and procedures required by Rule 206(4)-6

•	a written record of votes cast on behalf of clients

•	any documents prepared by Victory or the Proxy Committee germane to the voting decision

•	a copy of each written client request for information on how Victory voted proxies on such client’s behalf

•	a copy of any written response by Victory to any written or verbal client request for information on how Victory voted such client’s proxies

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Glossary

Blank Check Preferred Stock – A popular term for preferred stock in which the board of directors is given broad discretion to establish voting, conversion, dividend and other rights of preferred stock at the time the board issues the stock. Some boards that have authority to issue blank check preferred stock have used it to create takeover defenses.

Bylaw - Bylaws supplement each company’s charter, spelling out in more specific detail general provisions contained in the charter. Board of Directors often have the power to change bylaw provisions without shareholder approval.

Charter - Also known as the articles of incorporation, the charter sets forth the respective rights and duties of shareholders, officers, and directors. The charter constitutes the fundamental governing rules for each corporation. Shareholder approval is required to amend a company’s charter.

Classified Board - A classified board is a board that is divided into separate classes, with directors serving overlapping terms. A company with a classified board usually divides the board into three classes; each year, one-third of the directors stand for election. A classified board makes it difficult to change control of the board through a proxy contest, since it would normally take two years to gain control of a majority of board seats.

Confidential Voting - Also known as closed voting or voting by secret ballot, under confidential voting procedures, all proxies, ballots and voting tabulations that identify shareholders are kept confidential. Independent vote tabulators and inspectors of election are responsible for examining individual ballots, while management and shareholders are only told vote totals.

Corporate Governance - Corporate governance is the framework within which corporations exist. Its focus is the relationship among officers, directors, shareholders, stakeholders and government regulators, and how these parties interact to oversee the operations of a company.

Cumulative Voting - Normally, shareholders cast one vote for each director for each share of stock owned. Cumulative voting permits shareholders to apportion the total number of votes they have in any way they wish among candidates for the board. Where cumulative voting is in effect, a minority of shares may be able to elect one or more directors by giving all of their votes to one or several candidates.

Fair Price Provisions - Fair price requirements compel anyone acquiring control of a corporation to pay all shareholders the highest price that the acquirer pays to any shareholder during a specified period of time. Fair price requiremen ts are intended to deter two-tier tender offers in which shareholders who tender their shares first receive a higher price for their shares than other shareholders.

Greenmail - Greenmail refers to the practice of repurchasing shares from a bidder at an above-market price in exchange for the bidder’s agreement not to acquire the target company. Greenmail is widely considered to a form of blackmail. Some companies have attempted to deter greenmail by adding anti-greenmail provisions to their chargers.

Indemnification - Indemnification permits corporations to reimburse officers and directors for expenses they incur as a result of being named as defendants in lawsuits brought against the corporation. Indemnification often covers judgment awards and settlements as well as expenses. Without indemnifications, or directors’ liability insurance, most companies would be unable to attract outside directors to serve on their boards.

Majority Voting – The standard whereby a director or nominee will be elected only if receiving an affirmative majority of votes cast, even if running unopposed for an open seat. In contrast, the plurality standard holds that a nominee or director will be elected based on having received the most votes, whether or not having received an affirmative majority of votes cast.

Poison Pill - The popular term for a takeover defense that permits all shareholders other than an acquirer to purchase shares in a company at a discount if the company becomes a takeover target. A company with a pill (also known as a shareholder rights plan) usually distributes warrants or purchase rights that become exercisable when a triggering event

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occurs. The triggering event occurs when an acquirer buys more than a specified amount of a target company’s stock without permission of the target company’s board. Once the pill is triggered, shareholders (except for the acquirer) usually have the right to purchase shares directly from the target company at a 50 percent discount, diluting both ownership interest and voting rights. Most pills have provisions that permit the board to cancel the pill by redeeming the outstanding warrants or rights at nominal cost. Pills can force acquirers to bargain directly with a target company’s board, but they can also be used to deter or to block acquisition bids altogether. Corporations are not required by law to submit their poison pills for shareholder approval, and very few companies have chosen to seek shareholder approval.

Pre-emptive Rights - pre-emptive rights are intended to allow existing shareholders to maintain their proportionate level of ownership by giving them the opportunity to purchase additional shares pro rata before they are offered to the public. pre- emptive rights are something of an anachronism today because shareholders of publicly traded companies who want to maintain their proportionate ownership interest may do so by purchasing shares in the open market. Many companies whose charters have pre-emptive rights provisions have asked shareholders to amend their charters to abolish pre- emptive rights.

Proxy - The granting of authority by shareholders to others, most often corporate management, to vote their shares at an annual or special shareholders’ meeting.

Proxy Contest - Proxy contests take different forms. The most common type of proxy contest is an effort by dissident shareholders to elect their own directors. A contest may involve the entire board, in which case the goal is to oust incumbent management and take control of the company. Or, it may involve a minority of board seats, in which case dissidents seek a foothold position to change corporate strategy without necessarily changing control. Proxy contests may also be fought over corporate policy questions; dissidents may, for example, wage a proxy contest in support of a proposal to restructure or sell a corporation. Many proxy contests are today waged in conjunction with tender offers as a means of putting pressure on a target company’s board to accept the tender offer. In a well-financed proxy contest, dissidents usually print and distribute their own proxy materials, including their own proxy card. Proxy contests usually feature letter writing and advertisement campaigns to win shareholder support.

Proxy Statement – A document in which parties soliciting shareholder proxies provide shareholders with information on the issues to be voted on at an annual or special shareholder’s meeting. The soliciting party generally presents arguments as to why shareholders should grant them their proxy. The information that must be disclosed to shareholders is set forth in Schedule 14A of the Securities Exchange Act of 1934 for a proxy solicited by the company and in Schedule 14B for the act for proxies solicited by others.

Recapitalization Plan - A recapitalization plan is any plan in which a company changes its capital structure. Recapitalization can result in larger or smaller numbers of shares outstanding, or in creation of new classes of stock in addition to common stock. Recapitalization plans must be approved by shareholders.

Reincorporation - Reincorporation refers to changing the state of incorporation. A company that reincorporates must obtain shareholder approval for the move and for the new charter it adopts when it shifts its state of incorporation. Many re-incorporations involve moves to Delaware to take advantage of Delaware’s flexible corporate laws.

Restricted Stock – Stock that must be traded in compliance with special SEC regulations concerning its purchase and resale from affiliate ownership, M&A activity and underwriting activity.

Restructuring Plan - A restructuring plan is any plan that involves a significant change in a company’s capital structure. This would include a recapitalization plan, a leveraged buyout, or a major sale of assets. Restructuring plans after shareholder approval before they can be implemented.

Rights of Appraisal - Rights of appraisal provide shareholders who do not approve of the terms of certain corporate transactions the right to demand a judicial review in order to determine the fair value for their shares. The right of appraisal generally applies to mergers, sales of essentially all assets of the corporation, and charter amendments that may have a materially adverse effect on the rights of dissenting shareholders.

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Share Repurchase Plan – A repurchase plan is a program by which a Company buys back its own shares from the market, thereby, reducing the number of outstanding shares. This is generally an indication that the Company thinks the shares are undervalued.

Stakeholder Laws - In essence, stakeholder laws state that corporate directors owe a duty to a host of constituencies beyond shareholders: local communities, employees, suppliers, creditors, and others. This is in contrast to the traditional model of the publicly held corporation in law and economics which says that corporate directors have a legally enforceable duty to one constituency - their shareowners.

Supermajority - Most state corporation laws require that mergers, acquisitions and amendments to the corporate charter be approved by a majority of the outstanding shares. A company may, however, set a higher requirement by obtaining shareholder approval for a higher threshold. Some supermajority requirements apply to mergers and acquisitions. Others apply to amendments to the charter itself - that is, the charter, or certain parts of it, may be amended in the future only if the amendments receive the specified supermajority level of support.

Sustainability Report – A company report on policies and initiatives related to social, economic or environmental issues.

Written Consent - The ability to act by written consent to allow shareholders to take action collectively without a shareholders’ meeting. The written consent procedure was developed originally to permit closely held corporations to act quickly by obtaining consents from their shareholders. The procedure is, however, available in many states to publicly traded companies as well, unless prohibited or restricted in a company’s charter. Many companies have sought shareholder approval to restrict or abolish the written consent procedure; their principal reason for doing so is to prevent takeovers opposed by the incumbent board and management.

Executive Compensation Terms

At-the-Money Option - An option with exercise price equal to the current market price.

Change-in-Control Provision - A provision in a stock option plan that allows for immediate vesting of outstanding options if certain events take place which may be deemed a change in control, such as the purchase of a majority of the company’s outstanding shares by a third party.

Deferred Stock - A share grant in which the participant receives a specified amount of shares, granted at no cost, if he remain employed with the company for a certain period of time. The participant does not have voting or dividend rights prior to vesting, though dividends typically accumulate until vesting.

Employee Stock Purchase Plan - A plan qualified under Section 423 of the IRS Code, which allows employees to purchase shares of stock through payroll deductions.

Employee Stock Ownership Plan (ESOP) - A qualified defined contribution plan under the IRS Code which allows the ESOP plan trustees to invest up to 100 percent of the plan’s assets in shares or its own company stock. Variants of these plans include the stock bonus plan, the leveraged stock bonus plan (where the trust can borrow money from lending sources to buy more stock), and matching ESOP’s (in which employees match the contribution that the company makes). ESOP’s offer employees tax deferral benefits and companies a tax deduction.

Exercise Price - Sometimes referred to as the strike price, this is the price at which shares may be exercised under a plan. Exercise prices may be fixed, variable or tied to a formula.

Incentive Stock Options (ISO’s) - Also referred to as qualified stock options, these rights permit the participant to buy shares before the expiration date at a predetermined exercise price set at or above fair market value at grant date. The term of such awards may be ten years or longer. The company is not allowed to take a tax deduction for ISO’s unless a disqualifying disposition takes place.

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Indexed Option - The right, but not the obligation, to purchase shares at an exercise price that periodically adjusts upward or downward in relation to a market or industry indicator.

Omnibus Plan - A stock-based incentive plan providing significant flexibility by authorizing the issue of a number of award types, which may include incentive stock options, nonqualified stock options, SAR’s, restricted stock, performance shares, performance units, stock grants, and cash.

Performance Shares - Stock grants contingent upon the achievement of specified performance goals. The number of shares available typically varies with performance as measured over a specified period. Few companies clearly identify the criteria used to select performance measures or the specific hurdle rates that must be met. Performance periods typically extend for a three- to five- year period.

Premium-Priced Options - An option whose exercise price is set above fair market value on grant date.

Repricing - An amendment to a previously granted stock option contract that reduces the option exercise price. Options can also be repriced through cancellations and regrants. The typical new grant would have a ten-year term, new vesting restrictions, and a lower exercise price reflecting the current lower market price.

Restricted Stock - A grant of stock, subject to restrictions, with little or no cost to the participant. Such shares are usually subject to forfeiture if the holder leaves the company before a specified period of time; thus, the awards are often used to retain employees. The restrictions usually lapse after three to five years, during which time the holder cannot sell the shares. Typically, the holder is entitled to vote the stock and receives dividends on the shares.

Section 162(m) - The IRS Code Section that limits the deductibility of compensation in excess of $1 million to a named executive officer unless certain prescribed actions are taken.

Shareholder Value Transfer (SVT) - A dollar-based cost which measures the amount of shareholders’ equity flowing out of the company to executives as options are exercised. The strike price of an option is paid at the time of exercise and flows back to the company. The profit spread, or the difference between the exercise price and the market price, represents a transfer of shareholders’ equity to the executive. The time value of money is also a significant cost impacting shareholders’ equity.

Stock Appreciation Rights (SARs) - An award paid in cash or shares to the employee equal to the stock price appreciation from the time of grant to the exercise date. When granted in tandem with options, the exercise of the SAR cancels the option.

Vesting Schedule - A holding period following grant date during which time options may not be exercised.

Volatility - The potential dispersion of a company’s stock price over the life on an option.

Voting Power Dilution (VPD) - The relative reduction in voting power as stock-based incentives are exercised and existing shareholders’ proportional ownership in the company is diluted.

Scope

This policy applies to Victory Capital Management Inc. The entity and its employees are responsible for complying with this policy. The Legal, Compliance and Risk Department owns this policy.

Exception / Escalation Policy

All material exceptions to this policy will be reported to the Compliance Committee and Victory Capital Management Inc. board members. If needed, exceptions may also be presented to the Victory Capital Holdings Inc. board members.

Last Updated: January 30, 2015

Effective Date: February 1, 2015

Policy Effective April 2012 Revised 3 November 2014

Proxy voting policy and procedures

1.	Policy

Walter Scott exercises discretionary proxy voting authority with a view to safeguarding its clients’ best interests.

Walter Scott owes its clients a duty of care to monitor proxy voting notifications and materials and to take timely action when they are received. It is also Walter Scott’s duty to vote client proxies in a manner consistent with the client’s best interests without regard for any interest Walter Scott may have in the matter.

Proxy voting by Walter Scott is undertaken on a ‘best endeavours’ basis as the votes instructed by Walter Scott may not be cast in certain circumstances including, without limitation, the following examples:

(1)	The proxy documentation is not delivered timeously to the manager by the relevant custodian or ISS;

(2)	The client has a stock lending programme in place. Walter Scott does not undertake stock lending. Any such arrangement rests with clients and their appointed custodian. Walter Scott does not ask clients to recall stock on loan in order to vote;

(3)	Jurisdictional restrictions, split voting, excluded markets;

(4)	The instructions from the custodian to the voting entity are incomplete.

2.	Authority to vote in certain markets

In certain markets a Power of Attorney (POA) is a legal requirement for executing voting instructions on behalf of a third party. Walter Scott executes such POAs on behalf of the commingled funds which it operates. For clients with segregated accounts the Beneficial Owner / Authorised Signatory is required to execute a valid POA with their appointed custodian bank. Where required, Walter Scott will execute POAs on behalf of segregated accounts on receipt of a written instruction signed by an authorised representative of the client.

3.	Notice of proxy activity

Walter Scott receives notice of proxy activity through custodians and ISS. Walter Scott’s Client Administration team delivers proxies to the investment professional (‘stock champion‘) primarily responsible for the investment in question.

4.	Discretionary proxy voting

The decision on how to vote a particular proxy is generally made by the stock champion. Walter Scott’s key consideration is the impact that the issue being voted on may have on the desirability of owning the security from the client’s perspective.

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Walter Scott believes that the quality of a company’s management is an important consideration in determining whether the company is a suitable investment. Walter Scott also recognizes that management can offer valuable insights by virtue of its central role in a company’s affairs. Accordingly, Walter Scott gives careful consideration to management’s views in determining how to vote a proxy, subject in all events to Walter Scott’s overall analysis of the likely effect of the vote on clients’ interests.

The stock champion must obtain approval from either an investment director or a senior investment manager prior to instructing the Client Administration team on how to vote the proxy.

When a stock champion is uncertain as to how to vote a particular item, a meeting consisting of a sub-group of the Investment Management Group (‘IMG’) will be held. This sub-group will decide how the item is to be voted. The sub-group will be responsible for, inter alia, consistency of voting and the dissemination of any decisions made.

The IMG carries out a weekly review of contentious issues and sub-group meetings.

5.	Clients with specific proxy voting guidelines

In cases where a client has given Walter Scott specific proxy guidelines, these take precedence over Walter Scott’s policy. Each stock champion has access to all client specific proxy guidelines. When voting a proxy the stock champion is responsible for issuing separate voting instructions for those clients whose guidelines differ from those of Walter Scott.

6.	Resolving potential material conflicts of interest

The IMG is responsible for resolving potential conflicts of interest that may be material to the proxy voting process. Examples of potential conflicts of interest include situations in which Walter Scott or its personnel:

manage assets for a company whose management is soliciting proxies have a direct or indirect material business relationship with a proponent of a proxy proposal have a business or personal relationship with participants in a proxy contest

Once it has identified a potential conflict of interest, the sub group of the IMG referred to in point 4 above will resolve the conflict prior to voting the proxy in question by verifying that the stock champion’s voting instructions are entirely in line with Walter Scott’s Proxy voting policy and procedures and, if necessary, changing the voting instructions accordingly. A member of the Walter Scott Risk & Compliance team will also attend the meeting. The Risk & Compliance function of Walter Scott is independent of the Investment and Operations functions of the firm as required by the FCA in the rules set out under SYSC 6.1. The role of Risk & Compliance is to ensure the proxy voting policy is followed when a conflict of interest arises.

7.	Reporting

Clients are generally provided with details on a monthly basis, as part of the accounting package, of all proxies voted.

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8.	Recordkeeping

Walter Scott maintains records of (a) the proxy voting policy and procedures, as amended from time to time; (b) proxy statements received regarding securities held by those clients; (c) votes cast on behalf of those clients; (d) client requests for proxy voting information; (e) Walter Scott’s response to these requests: and (f) documents material to the voting decision.

9.	Current guidelines

Walter Scott votes on all issues on a case by case basis. The firm’s guidelines on certain specific issues are given below. Where the stock champion chooses not to follow these guidelines he/she must specify his/her reason for doing so and the decision will be reviewed by the IMG.

9.1	Corporate governance issues

Walter Scott evaluates each proposal separately. Walter Scott generally votes in favour of a management sponsored proposal to increase corporate governance and disclosure, unless the proposal is likely to have a materially negative effect on the interests of shareholders.

9.2	Changes to capital structure

Walter Scott evaluates each proposal separately. Generally Walter Scott votes for changes such as stock splits and open market share repurchase plans where all shareholders can participate pro rata, but against proposals designed to discourage mergers and acquisitions of the company soliciting the proxy and other measures which do not provide shareholders with economic value.

The firm tends to vote against proposals that allow management to raise equity if the potential increase in the share count is more than 10% and no specific reason for the capital increase is given. If a specific reason is given Walter Scott will evaluate each proposal on its merits.

9.3	Stock option plans and compensation

Walter Scott evaluates each proposal separately and generally votes for compensation plans that are reasonable, but against those that are unduly generous or would result in excessive dilution to shareholders.

9.4	Social and corporate responsibility issues

Walter Scott evaluates each proposal separately but generally votes against proposals that involve a material economic cost to the company or restrict the freedom of management to operate in the best interests of shareholders.

9.5	Pre-emptive rights

Walter Scott generally votes against proposals to waive shareholders’ pre-emptive rights to participate in a capital increase if the dilution exceeds, or potentially exceeds, 10%. Situations where Walter Scott might accept waiving pre-emptive rights include the creation of shares to pay for acquisitions or to reward staff.

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9.6	Vague or poorly-defined proposals

Where proposals are vague or poorly-defined Walter Scott seeks clarification from the company. If this is not forthcoming the firm will generally abstain.

9.7	Poison pills

Walter Scott opposes proposals to create or extend the duration of poison pills.

9.8	Political donations

Walter Scott opposes proposals asking for permission to make political donations.

9.9	Board remuneration

Walter Scott opposes proposals to allow the non-disclosure of individual board member’s remuneration.

9.10	Share Repurchases

Walter Scott approves proposals asking for permission to reissue previously repurchased shares.

9.11	Say on Pay

Walter Scott takes management’s guidance on the frequency of “Say on Pay” votes. Where management does not provide such guidance Walter Scott opts for the longest option provided, in accordance with its long term investment approach.

9.12	Ad-hoc items

Walter Scott abstains on proposals requesting approval for “ad hoc” items.

10.	Responsibilities

This policy is the responsibility of the Investment Management Group.

IMG/PVP/20141103	4

WEDGE Capital Management L.L.P.

Proxy Policy

Revised: December 2014

WEDGE Capital Management L.L.P. (“WEDGE”) established this policy to comply with Rule 206(4)-6 under the Investment Advisers Act of 1940 and, as a fiduciary to ERISA clients, proxy voting responsibilities promulgated by the Department of Labor. This policy applies to accounts in which WEDGE has voting authority. WEDGE’s authority to vote client proxies is established by an advisory contract or a comparable document.

Voting Guidelines

Traditional Products (SCP, MCP, LCP, SCP International)

The analyst who recommends the security for the WEDGE portfolio has voting responsibility for that security. If the security is held in multiple traditional products, the analyst who holds the most shares in his or her portfolio is responsible for voting. Securities held in both a quantitative product and a traditional product are voted by the traditional portfolio analyst.

WEDGE casts votes in the best economic interest of shareholders. Therefore, the vote for each security held in a traditional product is cast on a case-by-case basis. Each analyst may conduct his or her own research and/or use the information provided by Glass Lewis & Co., LLC (“Glass Lewis”). (Glass Lewis provides proxy analyses containing research and objective vote recommendations on each proposal.) If an analyst chooses to vote against management’s recommended vote, a reason must be provided on the voting materials and recorded in the vote management software.

Votes should be cast either “For” or “Against.” In very limited instances an abstention may be appropriate; in which case, the analyst should document why he or she abstained. This will be documented in the vote management software by the proxy department.

WEDGE uses its best efforts to vote proxies; in certain circumstances it may be impractical or impossible for WEDGE to vote proxies. For example, in accordance with local laws or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending after the meeting (“share blocking”). Due to these restrictions, WEDGE must balance the benefits to its clients of voting proxies against the potential consequences of a reduced flexibility to sell the shares at the most advantageous time. Additionally, WEDGE may not be able to vote proxies for certain foreign securities if WEDGE does not receive the proxy statement in time due to custodial processing delays.

Quantitative Products (MIC, QVM: Large Cap, QVM: Small-Mid)

WEDGE will generally vote securities held in products that are quantitative in nature in accordance with the Glass Lewis recommended vote. In instances where Glass Lewis votes against the management recommended vote, a reason must be recorded in the vote management software.

For securities that meet certain criteria, the analyst responsible for that product must vote the security. Generally, the criteria for these select securities are:

•	WEDGE clients hold greater than 1% of the outstanding shares of the security, OR

•	the position size of the security in the portfolio is greater than 1.5%.

WEDGE Capital Management L.L.P.	1
Proxy Policy

Conflicts of Interest

All conflicts of interest are to be resolved in the best interest of our clients.

To alleviate potential conflicts of interest or the appearance of conflicts, WEDGE does not allow any associate or his or her spouse to sit on the board of directors of any public company without Management Committee approval, and all associates have to affirm quarterly that they are in compliance with this requirement.

All associates must adhere to the CFA Institute Code of Ethics and Standards of Professional Conduct, which requires specific disclosure of conflicts of interest and strict adherence to independence and objectivity standards. Situations that may create a conflict or the appearance of a conflict include but are not limited to the following:

1.	An analyst has a financial interest in the company or in a company which may be involved in a merger or acquisition with the company in question.

2.	An analyst has a personal relationship with someone (e.g. a close friend or family member) who is employed by the company in question or by a company which may be involved in a merger or acquisition with the company in question.

3.	The company in question is a client or prospective client of the firm.

If any of the three criteria listed above is met, or if the analyst feels a potential conflict of interest exists for any reason, he or she should complete a Potential Conflict of Interest Form (PCIF - Attachment A). The PCIF identifies the potential conflict of interest and is used to document the review of the vote.

For items 1 & 2 above, the voting analyst is required to consult with an analyst who does not have a potential conflict of interest. If the consulting analyst disagrees with the voting analyst’s vote recommendation, a Management Committee member must be consulted. For item 3 above (or any other potential conflict not identified above), two of the three Management Committee members must review and agree with the recommended vote. The completed PCIF is attached to the voting materials and reviewed by the proxy department for accurate completion prior to being recorded in the vote management software.

Due to the importance placed on Glass Lewis recommended votes, it is important that Glass Lewis has procedures in place to mitigate any potential conflicts of interest. The independence of Glass Lewis will be reviewed during each audit of the proxy process.

Proxy Voting Records

As required by Rule 204-2 under the Investment Advisers Act of 1940, WEDGE will maintain the following records:

•	The Proxy Policy

•	Record of each vote cast on behalf of WEDGE’s clients

•	Documents prepared by WEDGE that were material to making a proxy voting decision, including PCIFs

•	Each written client request for proxy voting records and WEDGE’s written response to any written or oral client request

WEDGE Capital Management L.L.P.	2
Proxy Policy

Policy Disclosure

On an annual basis, WEDGE will send Form ADV Part 2 to all clients to disclose how they can obtain a copy of the Proxy Policy and/or information on how their securities were voted. Clients may request a copy of the Proxy Policy and voting decisions at any time by contacting WEDGE at the address below.

Attention: Proxy Request

WEDGE Capital Management L.L.P.

301 S. College Street, Suite 2920

Charlotte, NC 28202-6002

Via E-mail: proxy@wedgecapital.com

Review Procedures

Periodically, WEDGE will review proxy voting for compliance with this policy and determine if revisions to the policy are necessary.

WEDGE Capital Management L.L.P.	3
Proxy Policy

WELLINGTON MANAGEMENT

GLOBAL PROXY POLICY AND PROCEDURES

INTRODUCTION

Wellington Management has adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best economic interests of clients for whom it exercises proxy-voting discretion.

Wellington Management’s Proxy Voting Guidelines (the “Guidelines”) set forth broad guidelines and positions on common proxy issues that Wellington Management uses in voting on proxies. In addition, Wellington Management also considers each proposal in the context of the issuer, industry and country or countries in which the issuer’s business is conducted. The Guidelines are not rigid rules and the merits of a particular proposal may cause Wellington Management to enter a vote that differs from the Guidelines.

STATEMENT OF POLICY

Wellington Management:

1)	Votes client proxies for which clients have affirmatively delegated proxy-voting authority, in writing, unless it determines that it is in the best interest of one or more clients to refrain from voting a given proxy.

2)	Votes all proxies in the best interests of the client for whom it is voting, i.e., to maximize economic value.

3)	Identifies and resolves all material proxy-related conflicts of interest between the firm and its clients in the best interests of the client.

RESPONSIBILITY AND OVERSIGHT

Investor and Counterparty Services (“ICS”) monitors regulatory requirements with respect to proxy voting and works with the firm’s Legal and Compliance Group and the Corporate Governance Committee to develop practices that implement those requirements. Day-to-day administration of the proxy voting process is the responsibility of ICS, which also acts as a resource for portfolio managers and research analysts on proxy matters, as needed. The Corporate Governance Committee is responsible for oversight of the implementation of the Global Proxy Policy and Procedures, review and approval of the Guidelines and for providing advice and guidance on specific proxy votes for individual issuers.

PROCEDURES

Use of Third-Party Voting Agent

Wellington Management uses the services of a third-party voting agent to manage the administrative aspects of proxy voting. The voting agent processes proxies for client accounts, casts votes based on the Guidelines and maintains records of proxies voted.

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WELLINGTON MANAGEMENT

GLOBAL PROXY POLICY AND PROCEDURES

Receipt of Proxy

If a client requests that Wellington Management votes proxies on its behalf, the client must instruct its custodian bank to deliver all relevant voting material to Wellington Management or its voting agent.

Reconciliation

Each public security proxy received by electronic means is matched to the securities eligible to be voted and a reminder is sent to any custodian or trustee that has not forwarded the proxies as due. Although proxies received for private securities, as well as those received in non-electronic format, are voted as received, Wellington Management is not able to reconcile these proxies to holdings, nor does it notify custodians of non-receipt.

Research

In addition to proprietary investment research undertaken by Wellington Management investment professionals, ICS conducts proxy research internally, and uses the resources of a number of external sources to keep abreast of developments in corporate governance and of current practices of specific companies.

Proxy Voting

Following the reconciliation process, each proxy is compared against the Guidelines, and handled as follows:

•	Generally, issues for which explicit proxy voting guidance is provided in the Guidelines (i.e., “For”, “Against”, “Abstain”) are reviewed by ICS and voted in accordance with the Guidelines.

•	Issues identified as “case-by-case” in the Guidelines are further reviewed by ICS. In certain circumstances, further input is needed, so the issues are forwarded to the relevant research analyst and/or portfolio manager(s) for their input.

•	Absent a material conflict of interest, the portfolio manager has the authority to decide the final vote. Different portfolio managers holding the same securities may arrive at different voting conclusions for their clients’ proxies.

Wellington Management reviews regularly the voting record to ensure that proxies are voted in accordance with these Global Proxy Policy and Procedures and the Guidelines; and ensures that documentation and reports, for clients and for internal purposes, relating to the voting of proxies are promptly and properly prepared and disseminated.

Material Conflict of Interest Identification and Resolution Processes

Wellington Management’s broadly diversified client base and functional lines of responsibility serve to minimize the number of, but not prevent, material conflicts of interest it faces in voting proxies. Annually, the Corporate Governance Committee sets standards for identifying material conflicts based on client, vendor, and lender relationships, and publishes those standards to individuals involved in the proxy voting process. In addition, the Corporate Governance Committee encourages all personnel to contact ICS about apparent conflicts of interest, even if the apparent conflict does not meet the published materiality criteria. Apparent conflicts are reviewed by designated members of the Corporate Governance Committee to determine if there is a conflict and if so whether the conflict is material.

If a proxy is identified as presenting a material conflict of interest, the matter must be reviewed by designated members of the Corporate Governance Committee, who will resolve the conflict and direct the vote. In certain circumstances, the designated members may determine that the full Corporate Governance Committee should convene.

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WELLINGTON MANAGEMENT

GLOBAL PROXY POLICY AND PROCEDURES

OTHER CONSIDERATIONS

In certain instances, Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of one or more clients. While not exhaustive, the following are potential instances in which a proxy vote might not be entered.

Securities Lending

In general, Wellington Management does not know when securities have been lent out pursuant to a client’s securities lending program and are therefore unavailable to be voted. Efforts to recall loaned securities are not always effective, but, in rare circumstances, Wellington Management may recommend that a client attempt to have its custodian recall the security to permit voting of related proxies.

Share Blocking and Re-registration

Certain countries impose trading restrictions or requirements regarding re-registration of securities held in omnibus accounts in order for shareholders to vote a proxy. The potential impact of such requirements is evaluated when determining whether to vote such proxies.

Lack of Adequate Information, Untimely Receipt of Proxy Materials, or Excessive Costs

Wellington Management may abstain from voting a proxy when the proxy statement or other available information is inadequate to allow for an informed vote, when the proxy materials are not delivered in a timely fashion or when, in Wellington Management’s judgment, the costs exceed the expected benefits to clients (such as when powers of attorney or consularization are required).

ADDITIONAL INFORMATION

Wellington Management maintains records related to proxies pursuant to Rule 204-2 of the Investment Advisers Act of 1940 (the “Advisers Act”), the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other applicable laws.

Wellington Management provides clients with a copy of its Global Proxy Policy and Procedures, including the Guidelines, upon written request. In addition, Wellington Management will make specific client information relating to proxy voting available to a client upon reasonable written request.

Dated: 1 January 2015

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Wells Capital Management	Policies and Procedures

Subject:	Date Issued: December 2014

Proxy Voting Policies and Procedures	Date Last Revised: December 2014

Compliance Liaison: Margie D’Almeida	Business Administrator: Jennifer Vraney

I.	Introduction:

As a fiduciary, Wells Capital Management (“WellsCap”) is obligated to vote proxies in the best interests of its clients. WellsCap has developed a structure that is designed to ensure that proxy voting is conducted in an appropriate manner, consistent with the clients’ best interest and within the framework of this Proxy Voting Policy and Procedures (“Policy”). WellsCap has adopted this Policy in order to satisfy its fiduciary obligation. It is intended that this Policy also satisfies the requirements of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the “Advisers’ Act”).

WellsCap manages assets for a variety of clients: Taft-Hartley plans, governmental plans, foundations and endowments, corporations, and investment companies and other collective investment vehicles. Unless the client specifically reserves the right to vote their own proxies, WellsCap will vote proxies with a goal of maximizing shareholder value as a long-term investor and consistent with the governing laws and investment policies of each portfolio. While securities are not purchased to exercise control or to seek to effect corporate change through share ownership, WellsCap supports sound corporate governance practices within companies in which they invest.

II.	Voting

Philosophy:

When WellsCap accepts delegation from its clients to vote proxies, it does not delegate that authority to any other person or entity, but retains complete authority for voting all proxies on behalf of its clients. Not all clients delegate proxy-voting authority to WellsCap, however, and WellsCap will not vote proxies, or provide advice to clients on how to vote proxies in the absence of specific delegation of authority, a pre-existing contractual agreement, or an obligation under the applicable law. For example, securities that are held in an investment advisory account for which WellsCap exercises no investment discretion are not voted by WellsCap. Also, WellsCap may not exercise discretion over shares that the client has committed to a stock loan program, which passes voting rights to the party with possession of the shares. From time to time, WellsCap may participate with a dissident group to vote proxies. In such case, WellsCap’s appointment of an agent for limited purposes will not be deemed a delegation of authority under this Policy. WellsCap relies on a third party to provide research, administration, and executing votes based on their published guidelines. Notwithstanding, WellsCap retains final authority and fiduciary responsibility for proxy voting.

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Responsibilities

1.	Proxy Administrator

WellsCap’s proxy voting process is administered by its Operations Department (“Proxy Administrator”), who reports to WellsCap’s Chief Operations Officer. The Proxy Administrator is responsible for administering and overseeing the proxy voting process to ensure the implementation of the Procedures. The Proxy Administrator monitors third party voting of proxies to ensure it is being done in a timely and responsible manner. The Proxy Administrator in conjunction with the Proxy Committee reviews the continuing appropriateness of the Procedures set forth herein, recommends revisions as necessary and provides an annual update on the proxy voting process.

2.	The Proxy Committee: The Proxy Committee is chaired by the Head of Equity Investments. The Committee members are selected from portfolio management groups and include investment risk personnel. Members of the Committee are subject to change upon approval from the Committee Chair.

3.	WellsCap Legal/Compliance Department provides oversight and guidance to the Committee as necessary.

4.	Third Parties

To assist in its proxy-voting responsibilities, WellsCap subscribes to research and other proxy-administration services. Currently, WellsCap has contracted with Institutional Shareholder Services (ISS) a provider of proxy-voting services, to provide the following services to WellsCap:

•	Independently analyze and make recommendations for proxy proposals in accordance with the relevant voting platform;

•	Receive all proxy information sent by custodians that hold securities of WellsCap’s Proxy Clients;

•	Posts proxy information on its password-protected website, including meeting dates, agendas, and ISS’s analysis;

•	Provides WellsCap with vote administration and execution, recordkeeping (proxy statements and votes), and reporting support services; and

•	Annual analysis and rationale for guideline amendments.

C.	Methodology

Except in instances where clients have retained voting authority, WellsCap will instruct custodians of client accounts to forward all proxy statements and materials received in respect of client accounts to ISS. The Proxy Administrator reviews this information regularly and communicates with representatives of ISS to ensure that all agendas are considered and proxies are voted on a timely basis.

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1. Voting Guidelines. WellsCap, through its agent (ISS), votes proxies on different platforms subject to the client’s expressed goals. The two key platforms are: (i) the ISS’s Proxy Voting Guidelines, and (ii) ISS’S Taft Hartley Advisory Services platform, which researches recommendations made by the AFL-CIO. These Guidelines set forth how proxies will be voted on the issues specified. Depending upon the proposal and the platform, the guidelines may provide that proxies be voted “for” or “against” the proposal, or that the proposal should be considered on a case-by-case basis. The guideline may also be silent on a particular proposal, especially regarding foreign securities. ISS will vote proxies for or against as directed by the guidelines. Where the guidelines specify a “case by case” determination for a particular issue, ISS will evaluate the proxies based on thresholds established in the proxy guidelines relative to the platform. In addition, for proxies relating to issues not addressed in the guidelines, ISS will refer the vote to WellsCap. Finally, the Proxy Administrator shall have the authority to direct ISS to forward the proxy to him or her for a discretionary vote, in consultation with the Proxy Committee or the portfolio manager covering the subject security, if the Proxy Committee or the portfolio manager determines that a case-by-case review of such matter is warranted. Where a potential conflict of interest is identified (as described herein), WellsCap may not deviate from the Procedures unless it has a documented compelling purpose to do so.

2. Voting Discretion. In all cases, the Proxy Administrator will exercise its voting discretion in accordance with the voting philosophy of the selected guideline. In cases where a proxy is forwarded by ISS to the Proxy Administrator, the Proxy Administrator may be assisted in its voting decision through receipt of: (i) independent research and voting recommendations provided by ISS, Portfolio Management or other independent sources; or (ii) information provided by company managements and shareholder groups. WellsCap believes that input from a portfolio manager or research analyst with knowledge of the issuer and its securities (collectively “Portfolio Manager”) is essential. Portfolio Management is, in WellsCap’s view, best able to evaluate the impact that the outcome on a particular proposal will have on the value of the issues shares. In the event that the Proxy Administrator is aware of a material conflict of interest involving Wells Fargo/WellsCap or any of its affiliates regarding a proxy that has been forwarded to him or her, the Proxy Administrator will, absent compelling circumstances, return the proxy to ISS to be voted in conformance with the voting guidelines of ISS.

Voting decisions made by the Proxy Administrator will be reported to ISS to ensure that the vote is registered in a timely manner.

3. Securities on Loan. As a general matter, securities on loan will not be recalled to facilitate proxy voting (in which case the borrower of the security shall be entitled to vote the proxy).

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4. Share Blocking. Proxy voting in certain countries requires ‘share blocking’. Shareholders wishing to vote their proxies must deposit their shares with a designated depositary before the date of the meeting. Consequently, the shares may not be sold in the period preceding the proxy vote. Absent compelling reasons, WellsCap believes that the benefit derived from voting these shares is outweighed by the burden of limited trading. Therefore, if share blocking is required in certain markets, WellsCap will not participate and refrain from voting proxies for those clients impacted by share blocking.

5. Conflicts of Interest. WellsCap has obtained a copy of ISS policies, procedures and practices regarding potential conflicts of interest that could arise in ISS proxy voting services to WellsCap as a result of business conducted by ISS. WellsCap believes that potential conflicts of interest by ISS are minimized by these policies, procedures and practices. In addition, Wells Fargo and/or WellsCap may have a conflict of interest regarding a proxy to be voted upon if, for example, Wells Fargo and/or WellsCap or its affiliates have other relationships with the issuer of the proxy. WellsCap believes that, in most instances, any material conflicts of interest will be minimized through a strict and objective application by ISS of the voting guidelines. However, when the Proxy Administrator is aware of a material conflict of interest regarding a matter that would otherwise require a vote by WellsCap, the Proxy Administrator shall defer to ISS to vote in conformance with the voting guidelines of ISS. In addition, the Proxy Administrator will seek to avoid any undue influence as a result of any material conflict of interest that exists between the interest of a client and WellsCap or any of its affiliates. To this end, an independent fiduciary engaged by Wells Fargo will direct the Proxy Administrator on voting instructions for the Wells Fargo proxy.

6. Regulatory Conflicts/Restrictions. When the Proxy Administrator is aware of regulatory conflicts or restrictions, the Proxy Administrator shall defer to ISS to vote in conformance with ISS’s voting guidelines to avoid any regulatory violations.

III.	Other Provisions

Guideline Review

The Proxy Committee meets at least annually to review this Policy and consider changes to it. Meetings may be convened more frequently (for example, to discuss a specific proxy agenda or proposal) as requested by the Manager of Proxy Administration, any member of the Proxy Committee, or WellsCap’s Chief Compliance Officer. A representative of WellsCap’s Compliance Department will be present (on a best efforts basis) at all Proxy Committee meetings, but will not vote on the proxies.

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Record Retention

WellsCap will maintain the following records relating to the implementation of the Procedures:

•	A copy of these proxy voting polices and procedures;

•	Proxy statements received for client securities (which will be satisfied by relying on ISS);

•	Records of votes cast on behalf of clients (which ISS maintains on behalf of WellsCap);

•	Records of each written client request for proxy voting records and WellsCap’s written response to any client request (written or oral) for such records; and

•	Any documents prepared by WellsCap or ISS that were material to making a proxy voting decision.

Such proxy voting books and records shall be maintained at an office of WellsCap in an easily accessible place for a period of five years.

Disclosure of Policies and Procedures

WellsCap will disclose to its clients a summary description of its proxy voting policy and procedures via mail. A detail copy of the policy and procedures will be provided to clients upon request by calling 1-800-736-2316.

WellsCap will also provide proxy statements and any records as to how we voted proxies on behalf of client upon request. Clients may contact us at 1-800-736-2316 or by e-mail at riskmgt@wellsfargo.com to request a record of proxies voted on their behalf.

Except as otherwise required by law, WellsCap has a general policy of not disclosing to any issuer or third party how its client proxies are voted.

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Appendix A

Voting Members of WellsCap Proxy Committee

Jon Baranko-Director of Equity Investments

Jim Tringas- Equity Style Lead Manager

Bobby Chen- Investment Product Specialist

Robert Junkin- Equity Style Portfolio Analyst

John Hockers- Director of Equity Risk Management, Investment Risk Management

Jennifer Vraney-Operations Manager

Consulting members of WellsCap Proxy Committee

Siobhan Foy- Chief Compliance Officer

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PROXY VOTING

BACKGROUND

An investment adviser is required to adopt and implement policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). The authority to vote the proxies of our clients is established through investment management agreements or comparable documents. In addition to SEC requirements governing advisers, long-standing fiduciary standards and responsibilities have been established for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the investment manager.

POLICY

As a fixed income only manager, the occasion to vote proxies is very rare. However, the Firm has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration the Firm’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent the Firm deems appropriate).

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (other than Western Asset affiliated companies) regarding the voting of any securities owned by its clients.

PROCEDURE

Responsibility and Oversight

The Western Asset Legal and Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

The Investment Management Agreement for each client is reviewed at account start-up for proxy voting instructions. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Legal and Compliance Department maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:

a.	Proxies are reviewed to determine accounts impacted.

b.	Impacted accounts are checked to confirm Western Asset voting authority.

c.	Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d.	If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e.	Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.

f.	Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a.	A copy of Western Asset’s policies and procedures.

b.	Copies of proxy statements received regarding client securities.

c.	A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d.	Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e.	A proxy log including:

1.	Issuer name;

2.	Exchange ticker symbol of the issuer’s shares to be voted;

3.	Committee on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4.	A brief identification of the matter voted on;

5.	Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6.	Whether a vote was cast on the matter;

7.	A record of how the vote was cast; and

8.	Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Western Asset’s proxy policies are described in the firm’s Part 2A of Form ADV. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1.	Whether Western (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2.	Whether Western or an officer or director of Western or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3.	Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I.	Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1.	Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a.	Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b.	Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c.	Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d.	Votes are cast on a case-by-case basis in contested elections of directors.

2.	Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a.	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b.	Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c.	Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d.	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3.	Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a.	Western Asset votes for proposals relating to the authorization of additional common stock.

b.	Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c.	Western Asset votes for proposals authorizing share repurchase programs.

4.	Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5.	Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a.	Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b.	Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6.	Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a.	Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b.	Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II.	Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1. Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2. Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3. Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III.	Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1. Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2. Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV.	Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in non-U.S. issuers – i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1. Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2. Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3. Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4. Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

RETIREMENT ACCOUNTS

For accounts subject to ERISA, as well as other Retirement Accounts, Western Asset is presumed to have the responsibility to vote proxies for the client. The Department of Labor (“DOL”) has issued a bulletin that states that investment managers have the responsibility to vote proxies on behalf of Retirement Accounts unless the authority to vote proxies has been specifically reserved to another named fiduciary. Furthermore, unless Western Asset is expressly precluded from voting the proxies, the DOL has determined that the responsibility remains with the investment manager.

In order to comply with the DOL’s position, Western Asset will be presumed to have the obligation to vote proxies for its Retirement Accounts unless Western Asset has obtained a specific written instruction indicating that: (a) the right to vote proxies has been reserved to a named fiduciary of the client, and (b) Western Asset is precluded from voting proxies on behalf of the client. If Western Asset does not receive such an instruction, Western Asset will be responsible for voting proxies in the best interests of the Retirement Account client and in accordance with any proxy voting guidelines provided by the client.

Westfield Capital Management Company, L.P.	Page 1 of 3

Proxy Voting

Introduction

Westfield will offer to vote proxies for all client accounts. Westfield believes that the voting of proxies can be an important tool for investors to promote best practices in corporate governance and we seek to vote all proxies in the best interests of our clients as investors. Westfield also recognizes that the voting of proxies with respect to securities held in client accounts is an investment responsibility having economic value.

In accordance with Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Act”), Westfield has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of our clients. Our authority to vote proxies for our clients is established in writing, usually by the investment advisory contract. Clients can change such authority at any time with prior written notice to Westfield. Clients can also contact their Marketing representative or the Compliance Department (wcmcompliance@wcmgmt.com) for a report of how their accounts’ securities were voted.

Oversight of Proxy Voting Function

Westfield has engaged a third party service provider, Institutional Shareholder Services, Inc. (the “vendor”), to assist with proxy voting. Westfield’s Compliance team will:

•	oversee the vendor; this includes performing periodic audits of the proxy votes and conducting periodic due diligence;

•	ensure required proxy records are retained according to applicable rules and regulations and internal policy;

•	prepare and distribute proxy reports for internal and external requests;

•	review proxy policy and voting guidelines at least annually; and

•	identify material conflicts of interest that may impair our ability to vote shares in our clients’ best interest.

Proxy Voting Guidelines

Westfield utilizes the vendor’s proxy voting guidelines, which consider market-specific best practices, transparency, and disclosure when addressing shareholder matters. Clients may choose to vote in accordance with the vendor’s U.S. proxy voting guidelines (i.e., Standard Guidelines), Taft-Hartley guidelines which are in full conformity with the AFL-CIO’s proxy voting guidelines, Socially Responsible Investing Guidelines (“SRI”) or Sustainability Guidelines. With the exception of those clients invested in Westfield’s Sustainable Growth Equity (“SGE”) Strategy, clients who do not designate a specific set of voting guidelines will be assigned the Standard Guidelines. SGE clients vote in accordance with the Sustainability Guidelines unless they select another policy. A copy of ISS’ voting guidelines is located at the end of this policy.

Generally, information on Westfield’s proxy voting decisions or status of votes will not be communicated or distributed to external solicitors. On occasion, Westfield may provide such information to solicitors if we believe a response will benefit our clients or a response is requested from the Westfield security analyst.

Proxy Voting Process

The vendor tracks proxy meetings and reconciles proxy ballots received for each meeting. Westfield will use best efforts in obtaining any missing ballots; however, we vote only those proxy ballots our vendor has received. For any missing ballots, the vendor will contact custodians to locate such missing ballots. Since there can be many factors affecting proxy ballot retrieval, it is possible that Westfield will not receive a ballot in time to place a vote. Clients who participate in securities lending programs should be aware that Westfield will not call back any shares on loan for proxy voting purposes.

Date Approved: 03/19/2015

Westfield Capital Management Company, L.P.	Page 2 of 3

Proxy Voting

For each meeting, the vendor reviews the agenda and applies a vote recommendation for each proposal based on the written guidelines assigned to the applicable accounts. Proxies will be voted in accordance with the guidelines, unless the Westfield analyst or portfolio manager believes that following the vendor’s guidelines would not be in the clients’ best interests. With limited exceptions, an analyst or portfolio manager may request to override the Standard Guidelines at any time before the votes have been cast. In addition, certain proxy ballots (e.g., contentious proposals) may necessitate further review from the analyst or manager. Compliance will attempt to identify such ballots and bring them to the analyst’s or manager’s attention. If the analyst or manager chooses to vote against the vendor’s stated guidelines in any instance, he/she must make the request in writing and provide rationale for the vote against stated guidelines. No analyst or portfolio manager overrides are permitted in either the Taft-Hartley or SRI Guidelines.

Conflicts of Interest

Compliance is responsible for identifying conflicts of interest that could arise when voting proxy ballots on behalf of our clients. Since our business is solely focused on providing investment advisory services, it is unlikely that a material conflict will arise in connection with proxy voting. Additionally, per Westfield’s Code of Ethics and other internal policies, all employees should avoid situations where potential conflicts may exist. Westfield has put in place certain reviews to ensure proxies are voted solely on the investment merits of the proposal. In identifying potential conflicts, Compliance will review many factors, including, but not limited to existing relationships with Westfield or an employee, and the vendor’s disclosed conflicts. If an actual conflict of interest is identified, it is reviewed by the Compliance team, who may consult with Westfield’s Operating & Risk Management Committee on such matters. If it is determined that the conflict is material in nature, the analyst or portfolio manager may not override the vendor’s recommendation.

Proxy Reports

Westfield can provide account specific proxy reports to clients upon request or at scheduled time periods (e.g., quarterly). Client reporting requirements typically are established during the initial account set-up stage, but clients may modify this reporting schedule at any time with prior written notice to Westfield. The reports will contain at least the following information:

•	company name

•	meeting agenda

•	how the account voted on each agenda item

•	whether the account vote was in-line or against management recommendation

•	rationale for any votes against the established guidelines (rationale is not always provided for votes that are in-line with guidelines since these are set forth in the written guidelines)

Recordkeeping

In accordance with Rule 204-2 of the Investment Advisers Act of 1940, proxy voting records will be maintained for at least five years. The following records will be retained by either Westfield or the proxy vendor:

•	a copy of the Proxy Voting Polices and Guidelines and amendments that were in effect for the past five years;

•	electronic or paper copies of each proxy statement received by Westfield or the vendor with respect to securities in client accounts (Westfield may also rely on obtaining copies of proxy statements from the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system);

Date Approved: 03/19/2015

Westfield Capital Management Company, L.P.	Page 3 of 3

Proxy Voting

•	records of each vote cast for each client;

•	documents created by Westfield that were material to making a decision on how to vote proxies or memorializes the basis for such decision (basis for decisions voted in line with policy is provided in the written guidelines);

•	written reports to clients on proxy voting and all client requests for information and Westfield’s response;

•	disclosure documentation to clients on how they may obtain information on how we voted their securities

Date Approved: 03/19/2015

United States

Concise Proxy Voting Guidelines

2015 Benchmark Policy Recommendations

Effective for Meetings on or after February 1, 2015

Published January 7, 2015

Updated February 26, 2015

www.issgovernance.com
© 2015 ISS | Institutional Shareholder Services

2015 U.S. Concise Proxy Voting Guidelines

The policies contained herein are a sampling of select, key U.S. proxy voting guidelines and are not exhaustive. A full listing of ISS’ 2015 proxy voting guidelines can be found at:

http://www.issgovernance.com/policy-gateway/2015-policy-information/

ROUTINE/MISCELLANEOUS

Auditor Ratification

General Recommendation: Vote for proposals to ratify auditors unless any of the following apply:

•	An auditor has a financial interest in or association with the company, and is therefore not independent;

•	There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;

•	Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or

•	Fees for non-audit services (“Other” fees) are excessive.

Non-audit fees are excessive if:

•	Non-audit (“other”) fees > audit fees + audit-related fees + tax compliance/preparation fees

BOARD OF DIRECTORS:

Voting on Director Nominees in Uncontested Elections

General Recommendation: Generally vote for director nominees, except under the following circumstances:

1.	Accountability

Vote against1 or withhold from the entire board of directors (except new nominees2, who should be considered case-by-case) for the following:

Problematic Takeover Defenses

Classified Board Structure:

[1]	In general, companies with a plurality vote standard use “Withhold” as the contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.
[2]	A “new nominee” is any current nominee who has not already been elected by shareholders and who joined the board after the problematic action in question transpired. If ISS cannot determine whether the nominee joined the board before or after the problematic action transpired, the nominee will be considered a “new nominee” if he or she joined the board within the 12 months prior to the upcoming shareholder meeting.

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1.1.	The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election. All appropriate nominees (except new) may be held accountable.

Director Performance Evaluation:

1.2.	The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s five-year total shareholder return and operational metrics. Problematic provisions include but are not limited to:

•	A classified board structure;

•	A supermajority vote requirement;

•	Either a plurality vote standard in uncontested director elections or a majority vote standard with no plurality carve-out for contested elections;

•	The inability of shareholders to call special meetings;

•	The inability of shareholders to act by written consent;

•	A dual-class capital structure; and/or

•	A non–shareholder-approved poison pill.

Poison Pills:

1.3.	The company’s poison pill has a “dead-hand” or “modified dead-hand” feature. Vote against or withhold from nominees every year until this feature is removed;

1.4.	The board adopts a poison pill with a term of more than 12 months (“long-term pill”), or renews any existing pill, including any “short-term” pill (12 months or less), without shareholder approval. A commitment or policy that puts a newly adopted pill to a binding shareholder vote may potentially offset an adverse vote recommendation. Review such companies with classified boards every year, and such companies with annually elected boards at least once every three years, and vote against or withhold votes from all nominees if the company still maintains a non-shareholder-approved poison pill; or

1.5.	The board makes a material adverse change to an existing poison pill without shareholder approval.

Vote case-by-case on all nominees if:

1.6.	The board adopts a poison pill with a term of 12 months or less (“short-term pill”) without shareholder approval, taking into account the following factors:

•	The date of the pill‘s adoption relative to the date of the next meeting of shareholders—i.e. whether the company had time to put the pill on the ballot for shareholder ratification given the circumstances;

•	The issuer’s rationale;

•	The issuer’s governance structure and practices; and

•	The issuer’s track record of accountability to shareholders.

Problematic Audit-Related Practices

Generally vote against or withhold from the members of the Audit Committee if:

1.7.	The non-audit fees paid to the auditor are excessive (see discussion under “Auditor Ratification”);

1.8.	The company receives an adverse opinion on the company’s financial statements from its auditor; or

1.9.	There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

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Vote case-by-case on members of the Audit Committee and potentially the full board if:

1.10.	Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence, and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether withhold/against votes are warranted.

Problematic Compensation Practices/Pay for Performance Misalignment

In the absence of an Advisory Vote on Executive Compensation ballot item or in egregious situations, vote against or withhold from the members of the Compensation Committee and potentially the full board if:

1.11.	There is a significant misalignment between CEO pay and company performance (pay for performance);

1.12.	The company maintains significant problematic pay practices;

1.13.	The board exhibits a significant level of poor communication and responsiveness to shareholders;

1.14.	The company fails to submit one-time transfers of stock options to a shareholder vote; or

1.15.	The company fails to fulfill the terms of a burn rate commitment made to shareholders.

Vote case-by-case on Compensation Committee members (or, in exceptional cases, the full board) and the Management Say-on-Pay proposal if:

1.16.	The company’s previous say-on-pay received the support of less than 70 percent of votes cast, taking into account:

•	The company’s response, including:

•	Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;

•	Specific actions taken to address the issues that contributed to the low level of support;

•	Other recent compensation actions taken by the company;

•	Whether the issues raised are recurring or isolated;

•	The company’s ownership structure; and

•	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Unilateral Bylaw/Charter Amendments

1.17.	Generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees, who should be considered case-by-case) if the board amends the company’s bylaws or charter without shareholder approval in a manner that materially diminishes shareholders’ rights or that could adversely impact shareholders, considering the following factors, as applicable:

•	The board’s rationale for adopting the bylaw/charter amendment without shareholder ratification;

•	Disclosure by the company of any significant engagement with shareholders regarding the amendment;

•	The level of impairment of shareholders’ rights caused by the board’s unilateral amendment to the bylaws/charter;

•	The board’s track record with regard to unilateral board action on bylaw/charter amendments or other entrenchment provisions;

•	The company’s ownership structure;

•	The company’s existing governance provisions;

•	Whether the amendment was made prior to or in connection with the company’s initial public offering;

•	The timing of the board’s amendment to the bylaws/charter in connection with a significant business development;

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•	Other factors, as deemed appropriate, that may be relevant to determine the impact of the amendment on shareholders.

Governance Failures

Under extraordinary circumstances, vote against or withhold from directors individually, committee members, or the entire board, due to:

1.18.	Material failures of governance, stewardship, risk oversight[3], or fiduciary responsibilities at the company;

1.19.	Failure to replace management as appropriate; or

1.20.	Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

2.	Responsiveness

Vote case-by-case on individual directors, committee members, or the entire board of directors as appropriate if:

2.1.	The board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year. Factors that will be considered are:

•	Disclosed outreach efforts by the board to shareholders in the wake of the vote;

•	Rationale provided in the proxy statement for the level of implementation;

•	The subject matter of the proposal;

•	The level of support for and opposition to the resolution in past meetings;

•	Actions taken by the board in response to the majority vote and its engagement with shareholders;

•	The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals); and

•	Other factors as appropriate.

2.2.	The board failed to act on takeover offers where the majority of shares are tendered;

2.3.	At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote;

2.4.	The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the majority of votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency; or

2.5.	The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received a plurality, but not a majority, of the votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency, taking into account:

•	The board’s rationale for selecting a frequency that is different from the frequency that received a plurality;

•	The company’s ownership structure and vote results;

•	ISS’ analysis of whether there are compensation concerns or a history of problematic compensation practices; and

•	The previous year’s support level on the company’s say-on-pay proposal.

[3]	Examples of failure of risk oversight include, but are not limited to: bribery; large or serial fines or sanctions from regulatory bodies; significant adverse legal judgments or settlements; hedging of company stock; or significant pledging of company stock.

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3.	Composition

Attendance at Board and Committee Meetings:

3.1.	Generally vote against or withhold from directors (except new nominees, who should be considered case-by-case4) who attend less than 75 percent of the aggregate of their board and committee meetings for the period for which they served, unless an acceptable reason for absences is disclosed in the proxy or another SEC filing. Acceptable reasons for director absences are generally limited to the following:

•	Medical issues/illness;

•	Family emergencies; and

•	Missing only one meeting (when the total of all meetings is three or fewer).

3.2.	If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75 percent of the aggregate of his/her board and committee meetings during his/her period of service, vote against or withhold from the director(s) in question.

Overboarded Directors:

Vote against or withhold from individual directors who:

3.3.	Sit on more than six public company boards; or

3.4.	Are CEOs of public companies who sit on the boards of more than two public companies besides their own — withhold only at their outside boards[5].

4.	Independence

Vote against or withhold from Inside Directors and Affiliated Outside Directors (per the Categorization of Directors) when:

4.1.	The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

4.2.	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

4.3.	The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee; or

4.4.	Independent directors make up less than a majority of the directors.

Independent Chair (Separate Chair/CEO)

General Recommendation: Generally vote for shareholder proposals requiring that the chairman’s position be filled by an independent director, taking into consideration the following:

•	The scope of the proposal;

[4]	For new nominees only, schedule conflicts due to commitments made prior to their appointment to the board are considered if disclosed in the proxy or another SEC filing.
[5]	Although all of a CEO’s subsidiary boards will be counted as separate boards, ISS will not recommend a withhold vote from the CEO of a parent company board or any of the controlled (>50 percent ownership) subsidiaries of that parent, but may do so at subsidiaries that are less than 50 percent controlled and boards outside the parent/subsidiary relationships.

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•	The company’s current board leadership structure;

•	The company’s governance structure and practices;

•	Company performance; and

•	Any other relevant factors that may be applicable.

Proxy Access

General Recommendation: Generally vote for management and shareholder proposals for proxy access with the following provisions:

•	Ownership threshold: maximum requirement not more than three percent (3%) of the voting power;

•	Ownership duration: maximum requirement not longer than three (3) years of continuous ownership for each member of the nominating group;

•	Aggregation: minimal or no limits on the number of shareholders permitted to form a nominating group;

•	Cap: cap on nominees of generally twenty-five percent (25%) of the board.

Review for reasonableness any other restrictions on the right of proxy access.

Generally vote against proposals that are more restrictive than these guidelines.

Proxy Contests—Voting for Director Nominees in Contested Elections

General Recommendation: Vote case-by-case on the election of directors in contested elections, considering the following factors:

•	Long-term financial performance of the target company relative to its industry;

•	Management’s track record;

•	Background to the proxy contest;

•	Nominee qualifications and any compensatory arrangements;

•	Strategic plan of dissident slate and quality of critique against management;

•	Likelihood that the proposed goals and objectives can be achieved (both slates);

•	Stock ownership positions.

When the addition of shareholder nominees to the management card (“proxy access nominees”) results in a number of nominees on the management card which exceeds the number of seats available for election, vote case-by-case considering the same factors listed above.

1.	SHAREHOLDER RIGHTS & DEFENSES

Litigation Rights (including Exclusive Venue and Fee-Shifting Bylaw Provisions)

Bylaw provisions impacting shareholders’ ability to bring suit against the company may include exclusive venue provisions, which provide that the state of incorporation shall be the sole venue for certain types of litigation, and fee-shifting provisions that require a shareholder who sues a company unsuccessfully to pay all litigation expenses of the defendant corporation.

General Recommendation: Vote case-by-case on bylaws which impact shareholders’ litigation rights, taking into account factors such as:

•	The company’s stated rationale for adopting such a provision;

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•	Disclosure of past harm from shareholder lawsuits in which plaintiffs were unsuccessful or shareholder lawsuits outside the jurisdiction of incorporation;

•	The breadth of application of the bylaw, including the types of lawsuits to which it would apply and the definition of key terms; and

•	Governance features such as shareholders’ ability to repeal the provision at a later date (including the vote standard applied when shareholders attempt to amend the bylaws) and their ability to hold directors accountable through annual director elections and a majority vote standard in uncontested elections.

Generally vote against bylaws that mandate fee-shifting whenever plaintiffs are not completely successful on the merits (i.e., in cases where the plaintiffs are partially successful).

Unilateral adoption by the board of bylaw provisions which affect shareholders’ litigation rights will be evaluated under ISS’ policy on Unilateral Bylaw/Charter Amendments.

CAPITAL/RESTRUCTURING

Common Stock Authorization

General Recommendation: Vote for proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote against proposals at companies with more than one class of common stock to increase the number of authorized shares of the class of common stock that has superior voting rights.

Vote against proposals to increase the number of authorized common shares if a vote for a reverse stock split on the same ballot is warranted despite the fact that the authorized shares would not be reduced proportionally.

Vote case-by-case on all other proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

•	Past Board Performance:

•	The company’s use of authorized shares during the last three years

•	The Current Request:

•	Disclosure in the proxy statement of the specific purposes of the proposed increase;

•	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request; and

•	The dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company’s need for shares and total shareholder returns.

Preferred Stock Authorization

General Recommendation: Vote for proposals to increase the number of authorized preferred shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote against proposals at companies with more than one class or series of preferred stock to increase the number of authorized shares of the class or series of preferred stock that has superior voting rights.

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Vote case-by-case on all other proposals to increase the number of shares of preferred stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

•	Past Board Performance:

•	The company’s use of authorized preferred shares during the last three years;

•	The Current Request:

•	Disclosure in the proxy statement of the specific purposes for the proposed increase;

•	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request;

•	In cases where the company has existing authorized preferred stock, the dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company’s need for shares and total shareholder returns; and

•	Whether the shares requested are blank check preferred shares that can be used for antitakeover purposes.

Mergers and Acquisitions

General Recommendation: Vote case-by-case on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

•	Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

•	Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

•	Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

•	Negotiations and process - Were the terms of the transaction negotiated at arm’s-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins” can also signify the deal makers’ competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

•	Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the “ISS Transaction Summary” section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

•	Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

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COMPENSATION

Executive Pay Evaluation

Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

1.	Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;

2.	Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;

3.	Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);

4.	Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;

5.	Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

Advisory Votes on Executive Compensation—Management Proposals (Management Say-on-Pay)

General Recommendation: Vote case-by-case on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation.

Vote against Advisory Votes on Executive Compensation (Management Say-on-Pay—MSOP) if:

•	There is a significant misalignment between CEO pay and company performance (pay for performance);

•	The company maintains significant problematic pay practices;

•	The board exhibits a significant level of poor communication and responsiveness to shareholders.

Vote against or withhold from the members of the Compensation Committee and potentially the full board if:

•	There is no MSOP on the ballot, and an against vote on an MSOP is warranted due to pay for performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;

•	The board fails to respond adequately to a previous MSOP proposal that received less than 70 percent support of votes cast;

•	The company has recently practiced or approved problematic pay practices, including option repricing or option backdating; or

•	The situation is egregious.

Primary Evaluation Factors for Executive Pay

Pay-for-Performance Evaluation

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ISS annually conducts a pay-for-performance analysis to identify strong or satisfactory alignment between pay and performance over a sustained period. With respect to companies in the Russell 3000 or Russell 3000E Indices6, this analysis considers the following:

1.	Peer Group[7] Alignment:

•	The degree of alignment between the company’s annualized TSR rank and the CEO’s annualized total pay rank within a peer group, each measured over a three-year period.

•	The multiple of the CEO’s total pay relative to the peer group median.

2.	Absolute Alignment[8] – the absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years – i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.

If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of companies outside the Russell indices, misaligned pay and performance are otherwise suggested, our analysis may include any of the following qualitative factors, as relevant to evaluating how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:

•	The ratio of performance- to time-based equity awards;

•	The overall ratio of performance-based compensation;

•	The completeness of disclosure and rigor of performance goals;

•	The company’s peer group benchmarking practices;

•	Actual results of financial/operational metrics, such as growth in revenue, profit, cash flow, etc., both absolute and relative to peers;

•	Special circumstances related to, for example, a new CEO in the prior FY or anomalous equity grant practices (e.g., bi-annual awards);

•	Realizable pay[9] compared to grant pay; and

•	Any other factors deemed relevant.

Problematic Pay Practices

The focus is on executive compensation practices that contravene the global pay principles, including:

•	Problematic practices related to non-performance-based compensation elements;

•	Incentives that may motivate excessive risk-taking; and

•	Options Backdating.

Problematic Pay Practices related to Non-Performance-Based Compensation Elements

[6]	The Russell 3000E Index includes approximately 4,000 of the largest U.S. equity securities.
[7]	The revised peer group is generally comprised of 14-24 companies that are selected using market cap, revenue (or assets for certain financial firms), GICS industry group, and company’s selected peers’ GICS industry group, with size constraints, via a process designed to select peers that are comparable to the subject company in terms of revenue/assets and industry, and also within a market cap bucket that is reflective of the company’s. For Oil, Gas & Consumable Fuels companies, market cap is the only size determinant.
[8]	Only Russell 3000 Index companies are subject to the Absolute Alignment analysis.
[9]	ISS research reports include realizable pay for S&P1500 companies.

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Pay elements that are not directly based on performance are generally evaluated case-by-case considering the context of a company’s overall pay program and demonstrated pay-for-performance philosophy. Please refer to ISS’ Compensation FAQ document for detail on specific pay practices that have been identified as potentially problematic and may lead to negative recommendations if they are deemed to be inappropriate or unjustified relative to executive pay best practices. The list below highlights the problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:

•	Repricing or replacing of underwater stock options/SARS without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);

•	Excessive perquisites or tax gross-ups, including any gross-up related to a secular trust or restricted stock vesting;

•	New or extended agreements that provide for:

•	CIC payments exceeding 3 times base salary and average/target/most recent bonus;

•	CIC severance payments without involuntary job loss or substantial diminution of duties (“single” or “modified single” triggers);

•	CIC payments with excise tax gross-ups (including “modified” gross-ups).

Incentives that may Motivate Excessive Risk-Taking

•	Multi-year guaranteed bonuses;

•	A single or common performance metric used for short- and long-term plans;

•	Lucrative severance packages;

•	High pay opportunities relative to industry peers;

•	Disproportionate supplemental pensions; or

•	Mega annual equity grants that provide unlimited upside with no downside risk.

Factors that potentially mitigate the impact of risky incentives include rigorous claw-back provisions and robust stock ownership/holding guidelines.

Options Backdating

The following factors should be examined case-by-case to allow for distinctions to be made between “sloppy” plan administration versus deliberate action or fraud:

•	Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;

•	Duration of options backdating;

•	Size of restatement due to options backdating;

•	Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and

•	Adoption of a grant policy that prohibits backdating, and creates a fixed grant schedule or window period for equity grants in the future.

Compensation Committee Communications and Responsiveness

Consider the following factors case-by-case when evaluating ballot items related to executive pay on the board’s responsiveness to investor input and engagement on compensation issues:

•	Failure to respond to majority-supported shareholder proposals on executive pay topics; or

•	Failure to adequately respond to the company’s previous say-on-pay proposal that received the support of less than 70 percent of votes cast, taking into account:

•	The company’s response, including:

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•	Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;

•	Specific actions taken to address the issues that contributed to the low level of support;

•	Other recent compensation actions taken by the company;

•	Whether the issues raised are recurring or isolated;

•	The company’s ownership structure; and

•	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Equity-Based and Other Incentive Plans

General Recommendation: Vote case-by-case on certain equity-based compensation plans[10] depending on a combination of certain plan features and equity grant practices, where positive factors may counterbalance negative factors, and vice versa, as evaluated using an “equity plan scorecard” (EPSC) approach with three pillars:

•	Plan Cost: The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company’s estimated Shareholder Value Transfer (SVT) in relation to peers and considering both:

•	SVT based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants; and

•	SVT based only on new shares requested plus shares remaining for future grants.

•	Plan Features:

•	Automatic single-triggered award vesting upon a change in control (CIC);

•	Discretionary vesting authority;

•	Liberal share recycling on various award types;

•	Lack of minimum vesting period for grants made under the plan.

•	Grant Practices:

•	The company’s three year burn rate relative to its industry/market cap peers;

•	Vesting requirements in most recent CEO equity grants (3-year look-back);

•	The estimated duration of the plan (based on the sum of shares remaining available and the new shares requested, divided by the average annual shares granted in the prior three years);

•	The proportion of the CEO’s most recent equity grants/awards subject to performance conditions;

•	Whether the company maintains a claw-back policy;

•	Whether the company has established post exercise/vesting share-holding requirements.

Generally vote against the plan proposal if the combination of above factors indicates that the plan is not, overall, in shareholders’ interests, or if any of the following egregious factors apply:

•	Awards may vest in connection with a liberal change-of-control definition;

[10]	Proposals evaluated under the EPSC policy generally include those to approve or amend (1) stock option plans for employees and/or employees and directors, (2) restricted stock plans for employees and/or employees and directors, and (3) omnibus stock incentive plans for employees and/or employees and directors.

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•	The plan would permit repricing or cash buyout of underwater options without shareholder approval (either by expressly permitting it – for NYSE and Nasdaq listed companies — or by not prohibiting it when the company has a history of repricing – for non-listed companies);

•	The plan is a vehicle for problematic pay practices or a significant pay-for-performance disconnect under certain circumstances; or

•	Any other plan features are determined to have a significant negative impact on shareholder interests.

SOCIAL/ENVIRONMENTAL ISSUES

Global Approach

Issues covered under the policy include a wide range of topics, including consumer and product safety, environment and energy, labor standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short or long term.

General Recommendation: Generally vote case-by-case, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and in addition the following will also be considered:

•	If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;

•	If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;

•	Whether the proposal’s request is unduly burdensome (scope or timeframe) or overly prescriptive;

•	The company’s approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;

•	If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

•	If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

Climate Change/Greenhouse Gas (GHG) Emissions

General Recommendation: Generally vote for resolutions requesting that a company disclose information on the impact of climate change on its operations and investments, considering:

•	Whether the company already provides current, publicly-available information on the impacts that climate change may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

•	The company’s level of disclosure is at least comparable to that of industry peers; and

•	There are no significant controversies, fines, penalties, or litigation associated with the company’s environmental performance.

Generally vote for proposals requesting a report on greenhouse gas (GHG) emissions from company operations and/or products and operations, unless:

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•	The company already discloses current, publicly-available information on the impacts that GHG emissions may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

•	The company’s level of disclosure is comparable to that of industry peers; and

•	There are no significant, controversies, fines, penalties, or litigation associated with the company’s GHG emissions.

Vote case-by-case on proposals that call for the adoption of GHG reduction goals from products and operations, taking into account:

•	Whether the company provides disclosure of year-over-year GHG emissions performance data;

•	Whether company disclosure lags behind industry peers;

•	The company’s actual GHG emissions performance;

•	The company’s current GHG emission policies, oversight mechanisms, and related initiatives; and

•	Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to GHG emissions.

Political Activities

Lobbying

General Recommendation: Vote case-by-case on proposals requesting information on a company’s lobbying (including direct, indirect, and grassroots lobbying) activities, policies, or procedures, considering:

•	The company’s current disclosure of relevant lobbying policies, and management and board oversight;

•	The company’s disclosure regarding trade associations or other groups that it supports, or is a member of, that engage in lobbying activities; and

•	Recent significant controversies, fines, or litigation regarding the company’s lobbying-related activities.

Political Contributions

General Recommendation: Generally vote for proposals requesting greater disclosure of a company’s political contributions and trade association spending policies and activities, considering:

•	The company’s policies, and management and board oversight related to its direct political contributions and payments to trade associations or other groups that may be used for political purposes;

•	The company’s disclosure regarding its support of, and participation in, trade associations or other groups that may make political contributions; and

•	Recent significant controversies, fines, or litigation related to the company’s political contributions or political activities.

Vote against proposals barring a company from making political contributions. Businesses are affected by legislation at the federal, state, and local level; barring political contributions can put the company at a competitive disadvantage.

Vote against proposals to publish in newspapers and other media a company’s political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.

Political Ties

General Recommendation: Generally vote against proposals asking a company to affirm political nonpartisanship in the workplace, so long as:

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•	There are no recent, significant controversies, fines, or litigation regarding the company’s political contributions or trade association spending; and

•	The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibit coercion.

Vote against proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the “Information”) is the property of Institutional Shareholder Services Inc. (ISS), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve, or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY, AND FITNESS for A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits), or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

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Taft-Hartley Proxy Voting Guidelines Summary

2015 Policy Recommendations

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© 2015 ISS | Institutional Shareholder Services

2015 Taft-Hartley U.S. Proxy Voting Guidelines Summary

Taft Hartley Advisory Services’ Guidelines based on AFL-CIO Proxy Voting Policy © 2015 ISS | Institutional Shareholder Services	2

2015 Taft-Hartley U.S. Proxy Voting Guidelines Summary

Hydraulic Fracturing	16
Water Use	16
Workplace Safety	16

DISCLOSURE/DISCLAIMER	17

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2015 Taft-Hartley U.S. Proxy Voting Guidelines Summary

INTRODUCTION

The proxy voting policy of ISS’ Taft-Hartley Advisory Services is based upon the AFL-CIO Proxy Voting Guidelines, which comply with all the fiduciary standards delineated by the U.S. Department of Labor.

Taft-Hartley client accounts are governed by the Employee Retirement Income Security Act (ERISA). ERISA sets forth the tenets under which pension fund assets must be managed and invested. Proxy voting rights have been declared by the Department of Labor to be valuable plan assets and therefore must be exercised in accordance with the fiduciary duties of loyalty and prudence. The duty of loyalty requires that the voting fiduciary exercise proxy voting authority solely in the economic interest of participants and plan beneficiaries. The duty of prudence requires that decisions be made based on financial criteria and that a clear process exists for evaluating proxy issues.

The Taft-Hartley Advisory Services voting policy was carefully crafted to meet those requirements by promoting long-term shareholder value, emphasizing the “economic best interests” of plan participants and beneficiaries . Taft-Hartley Advisory Services will assess the short-term and long-term impact of a vote and will promote a position that is consistent with the long-term economic best interests of plan members embodied in the principle of a “worker -owner view of value.”

Our guidelines address a broad range of issues, including election of directors , executive compensation, proxy contests , auditor ratification, and tender offer defenses – all significant voting items that affect long-term shareholder value. In addition, these guidelines delve deeper into workplace issues that may have an impact on corporate performance, including:

•	Corporate policies that affect job security and wage levels;

•	Corporate policies that affect local economic development and stability;

•	Corporate responsibility to employees , communities and the environment; and

•	Workplace safety and health issues.

Taft-Hartley Advisory Services shall analyze each proxy on a case-by-case basis, informed by the guidelines outlined in the following pages . Taft-Hartley Advisory Services does not intend for these guidelines to be exhaustive. It is neither practical nor productive to fashion voting guidelines and policies which attempt to address every eventuality. Rather, Taft-Hartley Advisory Services ’ guidelines are intended to cover the most significant and frequent proxy issues that arise. Issues not covered by the guidelines shall be voted in the interest of plan participants and beneficiaries of the plan based on a worker - owner view of long-term corporate value. Taft-Hartley Advisory Services shall revise its guidelines as events warrant and will remain in full conformity with the AFL-CIO proxy voting policy.

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2015 Taft-Hartley U.S. Proxy Voting Guidelines Summary

1. BOARD OF DIRECTORS PROPOSALS

Electing directors is the single most important stock ownership right that shareholders can exercise. The board of directors is responsible for holding management accountable to performance standards on behalf of the shareholders . Taft-Hartley Advisory Services holds directors to a high standard when voting on their election, qualifications, and compensation.

Votes concerning the entire board of directors and members of key board committees are examined using the following factors:

Board Independence

Without independence from management, the board and/or its committees may be unwilling or unable to effectively set company strategy and scrutinize performance or executive compensation.

•	Lack of board and key board committee independence (fully independent audit, compensation, and nominating committees);

•	Lack of a board that is atleast two-thirds (67 percent) independent – i.e. where the composition of non-independent board members is in excess of 33 percent of the entire board;

•	Lack of an independent board chair;

•	Lack of independence on key board committees (i.e. audit, compensation, and nominating committees ); or

•	Failure to establish any key board committees (i.e. audit, compensation, or nominating).

Board Competence

Companies should seek a diverse board of directors who can add value to the board through specific skills or expertise and who can devote sufficient time and commitment to serve effectively. While directors should not be constrained by arbitrary limits such as age or term limits , directors who are unable to attend board and committee meetings and/or who are overextended (i.e. serving on too many boards ) raise concern on the director’s ability to effectively serve in shareholders’ best interests.

•	Attendance of director nominees at board meetings of less than 75 percent in one year without valid reason or explanation; or

•	Directors serving on an excessive number of other boards which could compromise their primary duties of care and loyalty.

Board Accountability

Practices that promote accountability include; transparency into a company’s governance practices, annual board elections, and providing shareholders the ability to remove problematic directors and to vote on takeover defenses or other charter/bylaw amendments . These practices help reduce the opportunity for management entrenchment.

•	Problematic Takeover Defenses;

•	Governance Failures;

•	Problematic Compensation Practices; and

•	Problematic Audit-Related Practices.

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2015 Taft-Hartley U.S. Proxy Voting Guidelines Summary

Board Responsiveness

Directors should be responsive to shareholders, particularly in regard to shareholder proposals that receive a majority vote and to tender offers where a majority of shares are tendered. Boards should also be sufficiently responsive to high against/withhold votes on directors. Furthermore, shareholders should expect directors to devote sufficient time and resources to oversight of the company. Vote AGAINST/WITHHOLD from individual directors, committee members, or the entire board as appropriate if:

•	At the previous board election, any director received more than 50 percent AGAINST/WITHHOLD votes of the shares cast and the company has failed to address the underlying issue(s) that caused the high AGAINST/WITHHOLD vote; or

•	The board failed to act on takeover offers where the majority of the shareholders tendered their shares.

Independent Directors

Taft-Hartley Advisory Services believes that a board independent of management is of critical value to safeguard a company and its shareholders. Board independence helps ensure that directors carry out their duties in an objective manner and without manager interference to select, monitor, and compensate management. We will cast votes in a manner consistent with supporting and reinforcing this philosophy. Independence is evaluated upon factors including: past or current employment with the company or its subsidiaries; the provision of consulting services; familial relationships; board interlocks; and service with a non-profit that receives contributions from the company. We vote FOR proposals that request that the board comprise of a two-thirds majority of independent directors, and/or its audit, compensation, and nominating committees be comprised wholly of independent directors. We vote AGAINST or WITHHOLD from non-independent director nominees on boards that are not at least two-thirds (67 percent) independent.

Non-independent Chairperson

A principal function of the board is to monitor management, and a fundamental responsibility of the chairperson is to monitor the company’s CEO. This duty is obviously compromised when the chairperson is the CEO. Many investors, including Taft-Hartley fiduciaries, believe that a CEO should not run the board. As executive compensation is heavily correlated to the managerial power relationship in the boardroom, the separation of the CEO and board chair positions also represents a critical step in curtailing excessive pay. Indeed, a number of academic studies have demonstrated that executive compensation is higher if the CEO is also the board chair. We vote AGAINST or WITHHOLD from non-independent directors who serve as board chairs, and vote FOR proposals calling for non-executive directors who are not former CEOs or senior-level executives to serve as chairpersons.

Board Structure

Taft-Hartley Advisory Services supports the principle that all directors should be accountable to shareholder vote on an annual basis. A classified board is a board divided into separate classes (typically three), with only one class of nominees coming up to vote at the annual meeting each year. As a result, shareholders are only able to vote a single director approximately once every three years. A classified board makes it difficult to change control of the board through a proxy contest because typically only one-third of the seats will be at stake. Classified boards can also reduce director accountability by insulating directors, at least for a certain period of time, from the consequences of their actions. Continuing directors who are responsible for a problematic governance issue at the board/committee level would avoid shareholders’ reactions to their actions because they would not be up for election in that year. In these cases, the full board should be responsible for the actions of its directors.

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2015 Taft-Hartley U.S. Proxy Voting Guidelines Summary

The ultimate result is that classified boards can entrench management and preclude most takeover bids or proxy contests, as well as shield directors from being accountable to shareholders on an annual basis. Good corporate governance practice supports annually elected boards. We vote AGAINST classified boards when the issue comes up for vote. With the exception of new nominees, we will al so vote AGAINST or WITHHOLD from all of the nominees up for election if the company has a classified board and a continuing director is responsible for a problematic governance issue at the board/committee level that would warrant an against/withhold vote - in addition to potential future opposition the election of that director.

Board and Committee Size

While there is no hard and fast rule among institutional investors as to what may be an optimal size board, Taft-Hartley Advisory Services believes there is an acceptable range which companies should strive to meet and not exceed. A board that is too large may function inefficiently. Conversely, a board that is too small may allow the CEO to exert disproportionate influence or may stretch the time requirements of individual directors too thin. Given that the preponderance of boards in the U.S. range between five and fifteen directors, we believe this is a useful benchmark for evaluating such proposals. We vote AGAINST any proposal seeking to amend the company’s board size to fewer than five seats or more than fifteen seats. On a CASE-BY-CASE basis, we consider votes AGAINST, WITHHOLDS or other action at companies that have fewer than five directors and more than 15 directors on their board.

Director Performance Evaluation

Taft-Hartley Advisory Services believes that long-term financial performance and the appropriateness of governance practices should be taken into consideration when determining votes with regard to directors in uncontested elections. When evaluating the election of directors, we will evaluate underperforming companies that exhibit sustained poor performance as measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Sustained poor performance for companies outside the Russell 3000 universe is defined as underperforming peers or index on the basis of both one-year and three-year total shareholder returns.

Taft-Hartley Advisory Services will assess the company’s response to the ongoing performance issues, and consider recent board and management changes, board independence, overall governance practices, and other factors that may have an impact on shareholders.

Proposals on Board Inclusiveness

Taft-Hartley Advisory Services votes FOR shareholder proposals asking a company to make efforts to seek more women and minority group members for service on the board. A more diverse group of directors benefits shareholders and the company.

Majority Threshold Voting Requirement for Director Elections

Taft-Hartley fiduciaries believe shareholders should have a greater voice in regard to the election of directors and view majority threshold voting as a viable alternative to the current deficiencies of the plurality system in the U.S. Shareholders have expressed strong support for resolutions on majority threshold voting. Taft-Hartley Advisory Services supports proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors, provided the proposal includes a carve-out for a plurality voting standard in contested director elections.

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2015 Taft-Hartley U.S. Proxy Voting Guidelines Summary

Cumulative Voting

Under a cumulative voting scheme, shareholders are permitted to have one vote per share for each director to be elected and may apportion these votes among the director candidates in any manner they wish. This voting method allows minority shareholders to influence the outcome of director contests by “cumulating” their votes for one nominee, thereby creating a mea sure of independence from management control.

With the advent and prevalence of majority voting for director elections, shareholders now have greater flexibility in supporting candidates for a company’s board of directors. Cumulative voting and majority voting can work together operationally, with companies electing to use majority voting for uncontested elections and cumulative voting for contested elections to increase accountability and ensure minority representation on the board. In contested elections, similar to cumulative voting, proxy access al lows shareholder access to the ballot without a veto from the nominating committee, but unlike cumulative voting, it also requires majority support to elect such directors.

Taft-Hartley Advisory Services votes AGAINST proposals to eliminate cumulative voting, and votes FOR proposals to allow cumulative voting unless : 1) The company has adopted a majority vote standard, with a carve-out for plurality voting in contested board elections , and a director resignation policy to address failed elections ; and 2) company has proxy access thereby allowing shareholders to nominate directors to the company’s ballot.

Poison Pills

Shareholder rights plans, more commonly known as poison pills, are warrants issued to shareholders allowing them to purchase shares from the company at a price far below market value when a certain ownership threshold has been reached, thereby effectively preventing a takeover. Poison pills can entrench management and give the board veto power over takeover bids, thereby altering the balance of power between shareholders and management. While we evaluate poison pills on a case-by-case basis depending on a company’s particular set of circumstances, Taft-Hartley Advisory services generally votes FOR proposals to submit a company’s poison pill to shareholder vote and/or eliminate or redeem poison pills. We vote AGAINST or WITHHOLD from boards where a dead-hand poison pill provision is in place. From as shareholder perspective, there is no justification for a dead-hand provision.

Majority Supported Shareholder Proposals

Taft-Hartley Advisory Services generally votes AGAINST or WITHHOLDS from all director nominees at a company that has ignored a shareholder proposal that was approved by a majority of the votes cast at the last annual meeting.

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2015 Taft-Hartley U.S. Proxy Voting Guidelines Summary

2. CAPITAL STRUCTURE

Increase Authorized Common Stock

Corporations seek shareholder approval to increase their supply of common stock for a variety of business reasons. We vote FOR proposals to increase authorized common stock when management has provided a specific justification for the increase, evaluating proposals on a case-by-case basis. We believe that an increase of up to 50 percent is enough to allow a company to meet its capital needs. We vote AGAINST proposals to increase an authorization by more than 50 percent unless management provides compelling reasons for the increase.

Dual Class Structures

Taft-Hartley Advisory Services does not support dual share class structures. Incumbent management can use a dual class structure to gain unequal voting rights . A separate class of shares with superior voting rights can allow management to concentrate its power and insulate itself from the majority of its shareholders . An additional drawback is the added cost and complication of maintaining the two class system. We will vote FOR a one share, one vote capital structure, and vote AGAINST the creation or continuation of dual class structures.

Preemptive Rights

Preemptive rights permit shareholders to share proportionately in any new issues of stock of the same class. These rights guarantee existing shareholders the first opportunity to purchase shares of new issues of stock in the same class as their own and in the same proportion. The absence of these rights could cause stockholders ’ interest in a company to be reduced by the sale of additional shares without their knowledge and at prices unfavorable to them. Preemptive rights, however, can make it difficult for corporations to issue large blocks of stock for general corporate purposes. Taft-Hartley Advisory Services reviews proposals to create or abolish preemptive rights on a case-by-case basis.

Preferred Stock Authorization

Preferred stock is an equity security which has certain features similar to debt instruments - such as fixed dividend payments and seniority of claims to common stock - and usually carries little to no voting rights. The terms of blank check preferred stock give the board of directors the power to issue shares of preferred stock at their discretion with voting, conversion, distribution, and other rights to be determined by the board at time of issue. Taft-Hartley Advisory Services will generally vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. We will also consider company-specific factors including past board performance, disclosure on specific reasons/rationale for the proposed increase, the dilutive impact of the request, disclosure of specific risks to shareholders of not approving the request, and whether the shares requested are blank check preferred shares that can be used for antitakeover purposes.

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2015 Taft-Hartley U.S. Proxy Voting Guidelines Summary

3. AUDITOR RATIFICATION

Auditor Independence

Ratifying auditors is no longer a routine procedure. The wave of accounting scandals at companies in the over the past decade underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The ratio of non-audit services to total revenues at the large accounting firms grew significantly leading up to the accounting scandals. We believe the ratio of non-audit fees should make up no more than one-quarter of all fees paid to the auditor so as to properly discourage even the appearance of any undue influence upon an auditor’s objectivity

Auditors are the backbone upon which a company’s financial health is measured, and auditor independence is essential for rendering objective opinions upon which investors then rely. When an auditor is paid more in consulting fees than for auditing, its relationship with the company is left open to conflicts of interest. Because accounting scandals evaporate shareholder value, any proposal to ratify auditors is examined for potential conflicts of interest, with particular attention to the fees paid to the auditor, as well as whether the ratification of auditors has been put up for shareholder vote. Failure by a company to present its selection of auditors for shareholder ratification should be discouraged as it undermines good governance and disenfranchises shareholders.

We vote AGAINST ratification of a company’s auditor if it receives more than one-quarter of its total fees for consulting and vote AGAINST or WITHHOLD from Audit Committee members when auditor ratification is not included on the proxy ballot and/or when consulting fees exceed audit fees. We support shareholder proposals to ensure auditor independence and effect mandatory auditor ratification.

Disclosures Under Section 404 of Sarbanes-Oxley Act

Section 404 of the Sarbanes-Oxley Act requires that companies document and assess the effectiveness of their internal financial controls. Companies with significant material weaknesses identified in the Section 404 disclosures potentially have in effective internal financial reporting controls. This may lead to inaccurate financial statements, which hampers shareholders’ ability to make informed investment decisions, and may lead to destruction of public confidence and shareholder value. Taft-Hartley Advisory Services will vote AGAINST management proposals to ratify auditors if there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.

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2015 Taft-Hartley U.S. Proxy Voting Guidelines Summary

4. MERGERS, ACQUISITIONS, AND TRANSACTIONS

Taft-Hartley Advisory Services votes for corporate transactions that take the high road to competitiveness and company growth. Taft-Hartley Advisory Services believes that structuring merging companies to build long-term relationships with a stable and quality work force and preserving good jobs creates long-term company value. We oppose corporate transactions which indiscriminately layoff workers and shed valuable competitive resources.

Votes on mergers and acquisitions are considered on a CASE-BY-CASE basis, taking into account the following factors:

•	Impact on shareholder value;

•	Changes in corporate governance and their impact on shareholder rights;

•	Fairness opinion (or lack thereof);

•	Offer price (cost vs. premium);

•	Form and mix of payment (i.e. stock, cash, debt, etc.);

•	Change-in-control payments to executive officers;

•	Perspective of ownership (target vs. acquirer) in the deal;

•	Fundamental value drivers behind the deal;

•	Anticipated financial and operating benefits realizable through combined synergies;

•	Financial viability of the combined companies as a single entity;

•	What are the potential legal or environmental liability risks associated with the target firm?;

•	Impact on community stakeholders and employees in both workforces;

•	How will the merger adversely affect employee benefits like pensions and health care?

Reincorporation

Taft-Hartley Advisory Services reviews proposals to change a company’s state of incorporation on a case-by-case basis. We vote FOR proposals to reincorporate in another state when the company has provided satisfactory business reasons and there is no significant reduction in shareholder rights. We vote AGAINST proposals to reincorporate that reduce shareholder rights. In cases of offshore reincorporations to tax havens, among other factors, we evaluate the effect upon any and all legal recourse of shareholders in a new jurisdiction, potential harm to company brands and image, and any actual, qualified economic benefit.

While a firm’s country of incorporation will remain the primary basis for evaluating companies, Taft-Hartley Advisory Services will generally apply U.S. policies to the extent possible with respect to issuers that file DEF 14As, 10-K annual reports, and 10-Q quarterly reports, and are thus considered domestic issuers by the U.S. Securities and Exchange Commission (SEC). Corporations that have reincorporated outside the U.S. have found themselves subject to a combination of governance regulations and best practice standards that may not be entirely compatible with an evaluation framework based solely on country of incorporation.

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2015 Taft-Hartley U.S. Proxy Voting Guidelines Summary

5. EXECUTIVE COMPENSATION

Stock Option Plans

Taft-Hartley Advisory Services supports compensating executives at a reasonable rate and believes that executive compensation should be strongly correlated to sustained performance. Stock options and other forms of equity compensation should be performance-based with an eye toward improving shareholder value. Well-designed stock option plans align the interests of executives and shareholders by providing that executives benefit when stock prices rise as the company— and shareholders — prosper together. Poorly designed equity award programs can encourage excessive risk-taking behavior and incentivize executives to pursue corporate strategies that promote short-term stock price to the ultimate detriment of long-term shareholder value.

Many plans sponsored by management provide goals so easily attained that executives can realize massive rewards even though shareholder value is not necessarily created. Stock options that are awarded selectively and excessively can dilute shareholders’ share value and voting power. In general, Taft-Hartley Advisory Services supports plans that are offered at fair terms to executives who satisfy well-defined performance goals. We evaluate option plans on a CASE-BY-CASE basis, taking into consideration factors including: offer price, dilution to outstanding share value, dilution to share voting power, annual burn rate, executive concentration ratios, pay-for-performance and the presence of any repricing provisions. We support plans that retain tax deductibility through the use of performance goals and oppose plans whose award size exceeds the tax deduction limit.

Taft-Hartley Advisory Services votes FOR option plans that provide legitimately challenging performance targets that truly motivate executives in the pursuit of excellent performance. Likewise, we vote AGAINST plans that offer unreasonable benefits to executives that are not available to other employees.

Problematic Compensation Practices

Poor disclosure, the absence or non-transparency of disclosure and poor plan design of compensation payouts lead to excessive executive compensation practices that are detrimental to shareholders. Poorly designed plans or those lacking in transparency can be reflective of a poorly performing compensation committee or board. Taft-Hartley Advisory Services will generally vote AGAINST management “Say on Pay” (MSOP) proposals and consider voting AGAINST or WITHHOLDING from compensation committee members and/or the CEO on a CASE-BY-CASE basis if the company has problematic compensation practices. In addition, we may consider a vote AGAINST or WITHHOLD from the entire board if the whole board was involved in and contributed to egregious compensation practices.

Proposals to Limit Executive and Director Pay

Taft-Hartley Advisory Services votes FOR shareholder proposals that seek additional disclosure of executive and director pay information. We vote FOR shareholder proposals that seek to eliminate outside directors’ retirement benefits. We review on a CASE-BY-CASE basis all other shareholder proposals that seek to limit executive and director pay. This includes shareholder proposals that seek to link executive compensation to customer, employee, or stakeholder satisfaction.

Golden Parachutes

Golden parachutes are designed to protect the senior level employees of a corporation in the event of a change-in-control. Under most golden parachute agreements, senior level management employees receive a lump sum pay-out triggered by a change-in-control at usually two to three times base salary. These severance agreements can grant extremely generous benefits to well-paid executives and most often offer no value to shareholders. Taft-Hartley Advisory Services votes FOR shareholder proposals to have all golden parachute agreements submitted for shareholder ratification, and generally opposes proposals to ratify golden parachutes if certain considerations are not met.

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2015 Taft-Hartley U.S. Proxy Voting Guidelines Summary

Options Backdating

Options backdating has serious implications and has resulted in financial restatements, delisting of companies, and/or the termination of executives or directors. When options backdating has taken place, Taft-Hartley Advisory Services may consider voting AGAINST or WITHHOLDING votes from the compensation committee, depending on the severity of the practices and the subsequent corrective actions taken by the board. We adopt a CASE-BY-CASE approach to the options backdating issue to differentiate companies that had sloppy administration vs. those that had committed fraud, as well as those companies that have since taken corrective action. Instances in which companies have committed fraud are more disconcerting, and Taft-Hartley Advisory Services will look to them to adopt formal policies to ensure that such practices will not re-occur in the future.

Employee Stock Ownership Plans (ESOPs)

Taft-Hartley Advisory Services generally votes FOR ESOPs which allow a company’s employees to acquire stock in the company at a slight discount. Such plans help link employees’ self-interest to the interests of the shareholders, thereby benefiting the company, its customers, and shareholders and creating long-term company value.

Advisory Votes on Executive Compensation – Management Say-on-Pay Proposals

Taft-Hartley Advisory Services evaluates executive pay and practices, as well as certain aspects of outside director compensation on a CASE-BY-CASE basis.

Vote AGAINST management say on pay (MSOP) proposals if there is a misalignment between CEO pay and company performance, the company maintains problematic pay practices, and the board exhibits a significant level of poor communication and responsiveness to shareholders.

Vote AGAINST or WITHHOLD from the members of the Compensation Committee and potentially the full board if:

•	There is no MSOP on the ballot, and an AGAINST vote on an MSOP is warranted due to pay for performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;

•	The board fails to respond adequately to a previous MSOP proposal that received less than 70 percent support of votes cast;

•	The company has recently practiced or approved problematic pay practices, including option repricing or option backdating; or

•	The situation is egregious.

Vote AGAINST an equity plan on the ballot if:

•	A pay for performance misalignment exists, and a significant portion of the CEO’s misaligned pay is attributed to non - performance-based equity awards, taking into consideration: a) magnitude of pay misalignment; b) contribution of non-performance-based equity grants to overall pay; and c) the proportion of equity awards granted in the last three fiscal years concentrated at the named executive officer (NEO) level.

Frequency of Advisory Vote on Executive Compensation – Management Say on Pay

Taft-Hartley Advisory Services supports annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies’ executive pay programs.

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2015 Taft-Hartley U.S. Proxy Voting Guidelines Summary

6. SOCIAL AND ENVIRONMENTAL ISSUES

Increasingly, shareholders are presenting proposals related to company environmental practices, workplace practices, social issues and sustainability goals. Taft-Hartley Advisory Services provides specific narrative explanations for votes on these types of shareholder proposals. Taft-Hartley Advisory Services evaluates shareholder proposals on a case-by-case basis to determine if they are in the best economic interests of the plan participants and beneficiaries. Taft-Hartley Advisory Services’ clients select investment strategies and criteria for their portfolios. Taft-Hartley Advisory Services views its responsibility to protect plan beneficiary economic interests through the use of the proxy. To meet this obligation, Taft-Hartley Advisory Services votes consistent with the economic best interests of the participants and beneficiaries to create “high road” shareholder and economic value.

In most cases, Taft-Hartley Advisory Services supports proposals that request management to report to shareholders information and practices that would help in evaluating the company’s operations and risk exposures. In order to be able to intelligently monitor their investments, shareholders often need information best provided by the company itself. Taft-Hartley Advisory Services supports proposals that seek management compliance with shareholder interests to ensure that shareholders are fully informed about actions harmful to society with special attention to the company’s legal and ethical obligations, impact on company profitability, and the potential negative publicity for disreputable practices.

CERES Principles

The CERES Principles, formulated by the Coalition of Environmentally Responsible Economies, require signing companies to address environmental issues, including protection of the biosphere, sustainable use of natural resources, reduction and disposal of wastes, energy conservation, and employee and community risk reduction. Evidence suggests that environmentally conscious companies may realize long-term savings by implementing programs to pollute less and conserve resources while realizing good public relations and new marketing opportunities. Moreover, the reports that are required of signing companies provide shareholders with more information concerning topics they may deem relevant to their company’s financial well-being.

Many companies have voluntarily adopted these principles and proven that environmental sensitivity makes good business sense. Taft-Hartley Advisory Services supports proposals that improve a company’s public image, reduce exposure to liabilities, and establish standards so that environmentally responsible companies and markets are not at a competitive financial disadvantage. Taft-Hartley Advisory Services votes FOR the adoption of the CERES Principles and FOR reporting to shareholders on environmental issues.

Corporate and Supplier Codes of Conduct

Taft-Hartley Advisory Services generally supports proposals that call for the adoption and/or enforcement of clear principles or codes of conduct relating to countries in which there are systematic violations of human rights. These conditions include the use of slave, child, or prison labor, undemocratically elected governments, widespread reports by human rights advocates, fervent pro-democracy protests, or economic sanctions and boycotts.

Many proposals refer to the seven core conventions, commonly referred to as the “Declaration on Fundamental Principles and Rights At Work,” ratified by the International Labor Organization(ILO). The seven conventions fall under four broad categories: i) right to organize and bargain collectively; ii) non-discrimination in employment; iii) abolition of forced labor; and iv) end of child labor. Each member nation of the ILO body is bound to respect and promote these rights to the best of their abilities.

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2015 Taft-Hartley U.S. Proxy Voting Guidelines Summary

•	Support the principles and codes of conduct relating to company investment and/or operations in countries with patterns of human rights a buses or pertaining to geographic regions experiencing political turmoil (Northern Ireland, Columbia, Burma , former Soviet Union, and China).

•	Support the implementation and reporting on ILO codes of conduct.

•	Support independent monitoring programs in conjunction with local and respected religious and human rights groups to monitor supplier and licensee compliance with Codes.

•	Support requests that a company conduct an assessment of the human rights risks in its operation or in its supply chain, or report on its human rights risk assessment process.

Political Contributions, Lobbying Reporting & Disclosure

Changes in legislation that govern corporate political giving have, rather than limiting such contributions, increased the complexity of tracking how much money corporations contribute to the political process and where that money ultimately ends up. A company’s involvement in the political process could impact shareholder value if such activities are not properly overseen and managed.

•	Support reporting of political and political action committee (PAC) contributions.

•	Support establishment of corporate political contributions guidelines and internal reporting provisions or controls.

•	Generally support shareholder proposals requesting companies to review and report on their political lobbying activities including efforts to influence governmental legislation.

•	Vote AGAINST shareholder proposals asking to publish in news papers and public media the company’s political contributions as such publications could present significant cost to the company without providing commens urate value to shareholders.

Greenhouse Gas Emissions

Shareholder proposals asking acompany to issue a report to shareholders – at reasonable cost and omitting proprietary information – on greenhouse gas emissions ask that the report include descriptions of efforts within companies to reduce emissions, their financial exposure and potential liability from operations that contribute to global warming, and their director indirect efforts to promote the view that global warming is not a threat. Proponents argue that there is scientific proof that the burning of fossil fuels causes global warming, that future legislation may make companies financially liable for their contributions to global warming, and that a report on the company’s role in global warming can be assembled at reasonable cost. Taft-Hartley Advisory Services generally supports greater disclosure on climate change-related proposals.

Sustainability Reporting and Planning

The concept of sustainability is commonly understood as meeting the needs of the present generation without compromising the ability of future generations to meet their own needs. Indeed, the term sustainability is complex and poses significant challenges for companies on many levels. Many in the investment community have termed this broader responsibility the “triple bottom line,” referring to the triad of performance goals related to economic prosperity, social responsibility and environmental quality. In essence, the concept requires companies to balance the needs and interests of their various stakeholders while operating in a manner that sustains business growth for the long-term, supports local communities and protects the environment and natural capital for future generations.

Taft-Hartley Advisory Services generally supports shareholder proposals seeking greater disclosure on the company’s environmental and social practices, and/or associated risks and liabilities.

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2015 Taft-Hartley U.S. Proxy Voting Guidelines Summary

Hydraulic Fracturing

Shareholder proponents have elevated concerns on the use of hydraulic fracturing, an increasingly controversial process in which water, sand, and a mix of chemicals is blasted horizontally into tight layers of shale rock to extract natural gas. As this practice has gained more widespread use, environmentalists have raised concerns that the chemicals mixed with sand and water to aid the fracturing process can contaminate ground water supplies. Proponents of resolutions at companies that employ hydraulic fracturing are also concerned that wastewater produced by the process could overload the waste treatment plants to which it is shipped. Shareholders have asked companies that utilize hydraulic fracturing to report on the environmental impact of the practice and to disclose policies aimed at reducing hazards from the process.

Taft-Hartley Advisory Services generally supports shareholder requests seeking greater transparency on the practice of hydraulic fracturing and its associated risks.

Water Use

Shareholders may ask for a company to prepare a report evaluating the business risks linked to water use and impacts on the company’s supply chain, including subsidiaries and bottling partners. Such proposals also ask companies to disclose current policies and procedures for mitigating the impact of operations on local communities in areas of water scarcity.

Taft-Hartley Advisory Services generally supports shareholder proposals seeking the preparation of a report on a company’s risks linked to water use.

Workplace Safety

In light of recent fatal accidents at oil refineries (Tesoro – Anacortes refinery, April 2010; and BP – Texas City refinery,

March 2005), the 2010 BP Deepwater Horizon incident in the Gulf of Mexico, and the explosion at Massey Energy’s Upper Big Branch mine in 2010, shareholders have sought greater transparency and accountability regarding workplace safety by filing resolutions at a number of corporations.

Taft-Hartley Advisory Services supports shareholder proposals requesting requests for workplace safety reports, including reports on accident risk reduction effort.

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2015 Taft-Hartley U.S. Proxy Voting Guidelines Summary

DISCLOSURE/DISCLAIMER

This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the “Information”) is the property of Institutional Shareholder Services Inc. (ISS), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve, or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY, AND FITNESS FOR A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

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United States

2015 SRI Proxy Voting Guidelines

Executive Summary

Published February, 2015

www.issgovernance.com
© 2015 ISS | Institutional Shareholder Services

2015 SRI U.S. Proxy Voting Guidelines

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INTRODUCTION

ISS’ Social Advisory Services division recognizes that socially responsible investors have dual objectives: financial and social. Socially responsible investors invest for economic gain, as do all investors, but they also require that companies in which they invest conduct their business in a socially and environmentally responsible manner.

The dual objectives carry through to the proxy voting activity, after the security selection process is completed. In voting their shares, socially responsible institutional shareholders are concerned not only with economic returns to shareholders and good corporate governance, but also with the ethical behavior of corporations and the social and environmental impact of their actions.

Social Advisory Services has, therefore, developed SRI proxy voting guidelines that are consistent with the dual objectives of socially responsible shareholders. On matters of social and environmental import, the guidelines seek to reflect a broad consensus of the socially responsible investing community. Generally, we take as our frame of reference policies that have been developed by groups such as the Interfaith Center on Corporate Responsibility, the General Board of Pension and Health Benefits of the United Methodist Church, Domini Social Investments, and other leading church shareholders and socially responsible mutual funds. Additionally, we incorporate the active ownership and investment philosophies of leading globally recognized initiatives such as the United Nations Environment Programme Finance Initiative (UNEP FI), the United Nations Principles for Responsible Investment (UNPRI), the United Nations Global Compact, and environmental and social European Union Directives.

On matters of corporate governance, executive compensation, and corporate structure, the SRI guidelines are based on a commitment to create and preserve economic value and to advance principles of corporate governance best practice consistent with responsibilities to society as a whole.

The guidelines provide an overview of how Social Advisory Services recommends that its clients vote. We note there may be cases in which the final vote recommendation on a particular company varies from the vote guideline due to the fact that we closely examine the merits of each proposal and consider recent and company-specific information in arriving at our decisions. Where Social Advisory Services acts as a voting agent for clients, it follows each client’s voting policy, which may differ in some cases from the policies outlined in this document. Social Advisory Services updates its guidelines on an annual basis to take into account new social and environmental issues and the latest trends and developments in corporate governance.

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The guidelines evaluate management and shareholder proposals as follows:

MANAGEMENT PROPOSALS

1. Board of Directors

Social Advisory Services considers director elections to be one of the most important voting decisions that shareholders make. Boards should be comprised of a majority of independent directors and key board committees should be comprised entirely of independent directors. The independent directors are expected to organize much of the board’s work, even if the chief executive officer also serves as Chairman of the board. It is expected that boards will engage in critical self-evaluation of themselves and of individual members. Directors are ultimately responsible to the corporation’s shareholders. The most direct expression of this responsibility is the requirement that directors be elected to their positions by the shareholders.

Social Advisory Services will generally oppose slates of director nominees that are not comprised of a majority of independent directors and will vote against/withhold votes from non-independent directors who sit on key board committees. In addition, Social Advisory Services will generally vote against/withhold votes from directors individually, committee members, or potentially the entire board, for failure to failure to adequately guard against or manage ESG risks, and from members of the nominating committee, with the exception of new nominees, where the board lacks gender or racial diversity. The election of directors who have failed to attend a minimum of 75 percent of board meetings held during the year will be opposed.

Social Advisory Services supports requests asking for the separation of the positions of chairman and CEO and requests to adopt cumulative voting, opposes the creation of classified boards, and reviews proposals to change board size on a case-by-case basis. Social Advisory Services also supports shareholder proposals calling for greater access to the board, affording shareholders the ability to nominate directors to corporate boards. Social Advisory Services may vote against/withhold from directors at companies where problematic pay practices exist, and where boards have not been accountable or responsive to their shareholders.

2. Board Responsiveness

Social Advisory Services will vote case-by-case on individual directors, committee members, or the entire board of directors as appropriate if the board fails to act on a shareholder proposal the received the support of a majority of the shares in the previous year. Other factors we take into account when evaluating board responsiveness issues include: the board’s failure to act on takeover offers where the majority of shares are tendered; at the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote; or if the board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the majority or a plurality of votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency.

3. Auditors

While it is recognized that the company is in the best position to evaluate the competence of the outside accountants, we believe that outside accountants must ultimately be accountable to shareholders. Given the rash of accounting irregularities that were not detected by audit panels or auditors, shareholder ratification is an essential step in restoring investor confidence. A Blue Ribbon Commission concluded that audit committees must improve their current level of oversight of independent accountants. Social Advisory Services will vote against the ratification of the auditor in cases where non-audit fees represent more than 25 percent of the total fees paid to the auditor in the previous year. Social Advisory Services supports requests asking for the rotation of the audit firm, if the request includes a timetable of five years or more.

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4. Takeover Defenses / Shareholder Rights

Topics evaluated in this category include shareholders’ ability to call a special meeting or act by written consent, the adoption or redemption of poison pills, unequal voting rights, fair price provisions, greenmail, supermajority vote requirements, and confidential voting.

Social Advisory Services generally opposes takeover defenses, as they limit shareholder value by eliminating the takeover or control premium for the company. As owners of the company, shareholders should be given the opportunity to decide on the merits of takeover offers. Further, takeover devices can be used to entrench a board that is unresponsive to shareholders on both governance and corporate social responsibility issues.

5. Miscellaneous Governance Provisions

Social Advisory Services evaluates proposals that concern governance issues such as shareholder meeting adjournments, quorum requirements, corporate name changes, and bundled or conditional proposals on a case-by-case basis, taking into account the impact on shareholder rights.

6. Capital Structures

Capital structure related topics include requests for increases in authorized stock, stock splits and reverse stock splits, issuances of blank check preferred stock, debt restructurings, and share repurchase plans.

Social Advisory Services supports a one-share, one-vote policy and opposes mechanisms that skew voting rights. Social Advisory Services supports capital requests that provide companies with adequate financing flexibility while protecting shareholders from excessive dilution of their economic and voting interests. Proposals to increase common stock are evaluated on a case-by-case basis, taking into account the company’s past use of share authorizations and elements of the current request.

7. Executive and Director Compensation

The global financial crisis has resulted in significant erosion of shareholder value and highlighted the need for greater assurance that executive compensation is principally performance-based, fair, reasonable, and not designed in a manner that would incentivize excessive risk-taking by management. The crisis has raised questions about the role of pay incentives in influencing executive behavior and motivating inappropriate or excessive risk-taking and other unsustainable practices that could threaten a corporation’s long-term viability. The safety lapses that led to the disastrous explosions at BP’s Deepwater Horizon oil rig and Massey Energy’s Upper Big Branch mine, and the resulting unprecedented losses in shareholder value; a) underscore the importance of incorporating meaningful economic incentives around social and environmental considerations in compensation program design, and; b) exemplify the costly liabilities of failing to do so.

Social Advisory Services evaluates executive and director compensation by considering the presence of appropriate pay-for-performance alignment with long-term shareholder value, compensation arrangements that risk “pay for failure,” and an assessment of the clarity and comprehensiveness of compensation disclosures. Equity plan proposals are considered on a case-by-case basis using a binomial pricing model that estimates the cost of a company’s stock-based incentive programs. Plan features and any recent controversies surrounding a company’s pay practices are also

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factored into the analysis of compensation proposals. Shareholder proposals calling for additional disclosure on compensation issues or the alignment of executive compensation with social or environmental performance criteria are supported, while shareholder proposals calling for other changes to a company’s compensation programs are reviewed on a case-by-case basis.

The Dodd-Frank Wall Street Reform and Consumer Protection Act requires advisory shareholder votes on executive compensation (management “say on pay” or MSOP), an advisory vote on the frequency of say on pay, as well as a shareholder advisory vote on golden parachute compensation. Social Advisory Services will vote AGAINST management say on pay (MSOP) proposals if there is a misalignment between CEO pay and company performance, the company maintains problematic pay practices, and the board exhibits a significant level of poor communication and responsiveness to shareholders.

Social Advisory Services will evaluate whether pay quantum is in alignment with company performance, and consideration will also be given to whether the proportion of performance-contingent pay elements is sufficient in light of concerns with a misalignment between executive pay and company performance.

Social Advisory Services will vote case-by-case on certain equity-based compensation plans depending on a combination of certain plan features and equity grant practices, where positive factors may counterbalance negative factors, and vice versa, as evaluated using an “equity plan scorecard” (EPSC) approach.

8. Mergers and Corporate Restructurings

Mergers, acquisitions, spinoffs, reincorporations, and other corporate restructuring plans are evaluated on a case-by-case basis, given the potential for significant impact on shareholder value and on shareholders ’ economic interests. In addition, these corporate actions can have a significant impact on community stakeholders and the workforce, and may affect the levels of employment, community lending, equal opportunity, and impact on the environment.

9. Mutual Fund Proxies

There are a number of proposals that are specific to mutual fund proxies, including the election of trustees, investment advisory agreements, and distribution agreements. Social Advisory Services evaluates these proposals on a case-by-case basis taking into consideration recent trends and best practices at mutual funds.

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SHAREHOLDER PROPOSALS

10. Shareholder Proposals on Corporate Governance and Executive Compensation

Shareholder proposals topics include board-related issues, shareholder rights and board accountability issues, as well as compensation matters. Each year, shareholders file numerous proposals that address key issues regarding corporate governance and executive compensation. Social Advisory Services evaluates these proposals from the perspective that good corporate governance practices can have positive implications for a company and its ability to maximize shareholder value. Proposals that seek to improve a board’s accountability to its shareholders and other stakeholders are supported. Social Advisory Services supports initiatives that seek to strengthen the link between executive pay and performance, including performance elements related to corporate social responsibility.

11. Shareholder Proposals on Social and Environmental Topics

Shareholder resolutions on social and environmental topics include workplace diversity and safety topics, codes of conduct, labor standards and human rights, the environment and energy, weapons, consumer welfare, and public safety.

Socially responsible shareholder resolutions are receiving a great deal more attention from institutional shareholders today than in the past. In addition to the moral and ethical considerations intrinsic to many of these proposals, there is a growing recognition of the potentially significant impact of social and environmental topics on the financial performance of the company. In general, Social Advisory Services supports shareholder proposals on social, workforce, or environmental topics that seek to promote responsible corporate citizenship while enhancing long-term shareholder value. Social Advisory Services will vote for reports that seek additional disclosure particularly when it appears companies have not adequately addressed shareholder concerns on social, workplace, or environmental concerns.

We will closely evaluate proposals that ask the company to cease certain actions that the proponent believes are harmful to society or some segment of society with special attention to the company’s legal and ethical obligations, its ability to remain profitable, and potential negative publicity if the company fails to honor the request. Social Advisory Services supports shareholder proposals that seek to improve a company’s public image, or reduce its exposure to liabilities and risks.

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DISCLOSURE/DISCLAIMER

This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the “Information”) is the property of Institutional Shareholder Services Inc. (ISS), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve, or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY, AND FITNESS for A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits), or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

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www.issgovernance.com

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United States

2015 Sustainability Proxy Voting Guidelines

Executive Summary

www.issgovernance.com
© 2015 ISS | Institutional Shareholder Services

2015 Sustainability U.S. Proxy Voting Guidelines

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INTRODUCTION

ISS recognizes the growing view among investment professionals that sustainability or environmental, social, and corporate governance (ESG) factors could present material risks to portfolio investments. Whereas investment managers have traditionally analyzed topics such as board accountability and executive compensation to mitigate risk, greater numbers are incorporating ESG performance into their investment making decisions in order have a more comprehensive understanding of the overall risk profile of the companies in which they invest to ensure sustainable long-term profitability for their beneficiaries.

Investors concerned with portfolio value preservation and enhancement through the incorporation of sustainability factors can also carry out this active ownership approach through their proxy voting activity. In voting their shares, sustainability-minded investors are concerned not only with economic returns to shareholders and good corporate governance, but also with ensuring corporate activities and practices are aligned with the broader objectives of society. These investors seek standardized reporting on ESG issues, request information regarding an issuer’s adoption of, or adherence to, relevant norms, standards, codes of conduct or universally recognized international initiatives including affirmative support for related shareholder resolutions advocating enhanced disclosure and transparency.

ISS has, therefore, developed proxy voting guidelines that are consistent with the objectives of sustainability-minded investors and fiduciaries. On matters of ESG import, ISS’ Sustainability Policy seeks to promote support for recognized global governing bodies promoting sustainable business practices advocating for stewardship of environment, fair labor practices, non-discrimination, and the protection of human rights. Generally, ISS’ Sustainability Policy will take as its frame of reference internationally recognized sustainability-related initiatives such as the United Nations Environment Programme Finance Initiative (UNEP FI), United Nations Principles for Responsible Investment (UNPRI), United Nations Global Compact, Global Reporting Initiative (GRI), Carbon Principles, International Labour Organization Conventions (ILO), CERES Principles, Global Sullivan Principles, MacBride Principles, and environmental and social European Union Directives. Each of these efforts promote a fair, unified and productive reporting and compliance environment which advances positive corporate ESG actions that promote practices that present new opportunities or that mitigate related financial and reputational risks.

On matters of corporate governance, executive compensation, and corporate structure, the Sustainability Policy guidelines are based on a commitment to create and preserve economic value and to advance principles of good corporate governance.

These guidelines provide an overview of how ISS approaches proxy voting issues for subscribers of the Sustainability Policy. We note there may be cases in which the final vote recommendation at a particular company varies from the voting guidelines due to the fact that we closely examine the merits of each proposal and consider relevant information and company-specific circumstances in arriving at our decisions. To that end, ISS engages with both interested shareholders as well as issuers to gain further insight into contentious issues facing the company. Where ISS acts as voting agent for clients, it follows each client’s voting policy, which may differ in some cases from the policies outlined in this document. ISS updates its guidelines on an annual basis to take into account emerging issues and trends on environmental, social and corporate governance topics, as well as the evolution of market standards, regulatory changes and client feedback.

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The guidelines evaluate management and shareholder proposals as follows:

MANAGEMENT PROPOSALS

1. Board of Directors

The Sustainability Policy considers director elections to be one of the most important voting decisions that shareholders make. Boards should be comprised of a majority of independent directors and key board committees should be comprised entirely of independent directors. The independent directors are expected to organize much of the board’s work, even if the chief executive officer also serves as Chairman of the board. It is expected that boards will engage in critical self-evaluation of themselves and of individual members. Directors are ultimately responsible to the corporation’s shareholders. The most direct expression of this responsibility is the requirement that directors be elected to their positions by the shareholders.

The Sustainability Policy will generally oppose slates of director nominees that are not comprised of a majority of independent directors and will vote against/withhold votes from non-independent directors who sit on key board committees. In addition, the Sustainability Policy will generally vote against/withhold votes from directors individually, committee members, or potentially the entire board, for failure to failure to adequately guard against or manage ESG risks. The election of directors who have failed to attend a minimum of 75 percent of board meetings held during the year will be opposed.

The Sustainability Policy supports requests asking for the separation of the positions of chairman and CEO and requests to adopt cumulative voting, opposes the creation of classified boards, and reviews proposals to change board size on a case-by-case basis. The Sustainability Policy also supports shareholder proposals calling for greater access to the board, affording shareholders the ability to nominate directors to corporate boards. The Sustainability Policy may vote against/withhold from directors at companies where problematic pay practices exist, and where boards have not been accountable or responsive to their shareholders.

2. Board Responsiveness

The Sustainability Policy will vote case-by-case on individual directors, committee members, or the entire board of directors as appropriate if the board fails to act on a shareholder proposal the received the support of a majority of the shares in the previous year. Other factors we take into account when evaluating board responsiveness issues include: the board’s failure to act on takeover offers where the majority of shares are tendered; at the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote; or if the board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the majority or a plurality of votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency.

3. Auditors

While it is recognized that the company is in the best position to evaluate the competence of the outside accountants, we believe that outside accountants must ultimately be accountable to shareholders. Given the rash of accounting irregularities that were not detected by audit panels or auditors, shareholder ratification is an essential step in restoring investor confidence. The Sustainability Policy will vote against the ratification of the auditor in cases where non-audit fees represent more than 50 percent of the total fees paid to the auditor in the previous year. The Sustainability Policy supports requests asking for the rotation of the audit firm, if the request includes a timetable of five years or more.

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4. Takeover Defenses / Shareholder Rights

Topics evaluated in this category include shareholders’ ability to call a special meeting or act by written consent, the adoption or redemption of poison pills, unequal voting rights, fair price provisions, greenmail, supermajority vote requirements, and confidential voting.

The Sustainability Policy generally opposes takeover defenses, as they limit shareholder value by eliminating the takeover or control premium for the company. As owners of the company, shareholders should be given the opportunity to decide on the merits of takeover offers. Further, takeover devices can be used to entrench a board that is unresponsive to shareholders on both governance and corporate social responsibility issues.

5. Miscellaneous Governance Provisions

The Sustainability Policy evaluates proposals that concern governance issues such as shareholder meeting adjournments, quorum requirements, corporate name changes, and bundled or conditional proposals on a case -by-case basis, taking into account the impact on shareholder rights.

6. Capital Structures

Capital structure related topics include requests for increases in authorized stock, stock splits and reverse stock splits, issuances of blank check preferred stock, debt restructurings, and share repurchase plans.

The Sustainability Policy supports a one-share, one-vote policy and opposes mechanisms that skew voting rights. The Sustainability Policy supports capital requests that provide companies with adequate financing flexibility while protecting shareholders from excessive dilution of their economic and voting interests. Proposals to increase common stock are evaluated on a case-by-case basis, taking into account the company’s past use of share authorizations and elements of the current request.

7. Executive and Director Compensation

The global financial crisis has resulted in significant erosion of shareholder value and highlighted the need for greater assurance that executive compensation is principally performance-based, fair, reasonable, and not designed in a manner that would incentivize excessive risk-taking by management. The crisis has raised questions about the role of pay incentives in influencing executive behavior and motivating inappropriate or excessive risk-taking and other unsustainable practices that could threaten a corporation‘s long-term viability. The safety lapses that led to the disastrous explosions at BP’s Deepwater Horizon oil rig and Massey Energy’s Upper Big Branch mine, and the resulting unprecedented losses in shareholder value; a) underscore the importance of incorporating meaningful economic incentives around social and environmental considerations in compensation program design, and; b) exemplify the costly liabilities of failing to do so.

The Sustainability Policy evaluates executive and director compensation by considering the presence of appropriate pay-for-performance alignment with long-term shareholder value, compensation arrangements that risk “pay for failure,” and an assessment of the clarity and comprehensiveness of compensation disclosures. Plan features and any recent controversies surrounding a company’s pay practices are also factored into the analysis of compensation proposals. Shareholder proposals calling for additional disclosure on compensation issues are supported, while shareholder proposals calling for other changes to a company’s compensation programs are reviewed on a case-by-case basis.

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The Dodd-Frank Wall Street Reform and Consumer Protection Act requires advisory shareholder votes on executive compensation (management “say on pay” or MSOP), an advisory vote on the frequency of say on pay, as well as a shareholder advisory vote on golden parachute compensation. The Sustainability Policy will vote AGAINST management say on pay (MSOP) proposals if there is a misalignment between CEO pay and company performance, the company maintains problematic pay practices, and the board exhibits a significant level of poor communication and responsiveness to shareholders.

The Sustainability Policy will evaluate whether pay quantum is in alignment with company performance, and consideration will also be given to whether the proportion of performance-contingent pay elements is sufficient in light of concerns with a misalignment between executive pay and company performance.

The Sustainability Policy will vote case-by-case on certain equity-based compensation plans depending on a combination of certain plan features and equity grant practices, where positive factors may counterbalance negative factors, and vice versa, as evaluated using an “equity plan scorecard” (EPSC) approach.

8. Mergers and Corporate Restructurings

Mergers, acquisitions, spinoffs, reincorporations, and other corporate restructuring plans are evaluated on a case-by-case basis, given the potential for significant impact on shareholder value and on shareholders’ economic interests. In addition, these corporate actions can have a significant impact on community stakeholders and the workforce, and may affect the levels of employment, community lending, equal opportunity, and impact on the environment.

9. Mutual Fund Proxies

There are a number of proposals that are specific to mutual fund proxies, including the election of trustees, investment advisory agreements, and distribution agreements. The Sustainability Policy evaluates these proposals on a case-by-case basis taking into consideration recent trends and best practices at mutual funds.

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SHAREHOLDER PROPOSALS

10. Shareholder Proposals on Corporate Governance and Executive Compensation

Shareholder proposals topics include board-related issues, shareholder rights and board accountability issues, as well as compensation matters. Each year, shareholders file numerous proposals that address key issues regarding corporate governance and executive compensation. The Sustainability Policy evaluates these proposals from the perspective that good corporate governance practices can have positive implications for a company and its ability to maximize shareholder value. Proposals that seek to improve a board’s accountability to its shareholders and other stakeholders are supported. The Sustainability Policy generally supports initiatives that seek to strengthen the link between executive pay and performance, including performance elements related to corporate social responsibility.

11. Shareholder Proposals on Social and Environmental Topics

Shareholder resolutions on social and environmental topics include workplace diversity and safety topics, codes of conduct, labor standards and human rights, the environment and energy, weapons, consumer welfare, and public safety.

Socially responsible shareholder resolutions are receiving a great deal more attention from institutional shareholders today than in the past. In addition to the moral and ethical considerations intrinsic to many of these proposals, there is a growing recognition of the potentially significant impact of social and environmental topics on the financial performance of the company. In general, the Sustainability Policy supports shareholder proposals seeking enhanced transparency on social, workforce, or environmental topics and will generally recommend in favor of shareholder resolutions that seek additional disclosure particularly when it appears companies have not adequately addressed shareholder concerns on social, workplace, or environmental concerns.

Proposals that ask a company to cease certain actions or operations or resolutions that request the adoption of particular policies, practices or oversight mechanisms could be overly prescriptive and unduly burdensome and are generally not supported under the Sustainability policy.

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DISCLOSURE/DISCLAIMER

This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the “Information”) is the property of Institutional Shareholder Services Inc. (ISS), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve, or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY, AND FITNESS for A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits ), or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

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PART C

OTHER INFORMATION

Item 28.	Exhibits

(a)(1)	Agreement and Declaration of Trust of The Vantagepoint Funds (the “Registrant” or the “Trust”) incorporated herein by reference to Exhibit (a) of Pre-Effective Amendment No. 1, filed on December 22, 1998.

(a)(2)	Amendment No. 1 to the Agreement and Declaration of Trust, is incorporated herein by reference to Post-Effective Amendment No. 26 filed on June 10, 2009.

(a)(3)	Amendment No. 2 to the Agreement and Declaration of Trust, is incorporated herein by reference to Post-Effective Amendment No. 26 filed on June 10, 2009.

(b)(1)	By-Laws of Registrant incorporated herein by reference to Exhibit (b) of Pre-Effective Amendment No. 1, filed on December 22, 1998.

(b)(2)	Amended By-Laws of Registrant are, incorporated herein by reference to Post-Effective Amendment No. 26 filed on June 10, 2009.

(c)	Not applicable.

(d)(1)	Master Investment Advisory Agreement between Registrant and Vantagepoint Investment Advisors, LLC (“VIA”) incorporated herein by reference to of Pre-Effective Amendment No. 3, filed on April 26, 1999.

(d)(2)	Second Master Investment Advisory Agreement between VIA and the Registrant on behalf of the Milestone Funds, is incorporated herein by reference to Post-Effective Amendment No. 14 filed on February 22, 2005.

(d)(3)	Amendment to Master Investment Advisory Agreement dated July 1, 2005 is incorporated herein by reference to Post-Effective Amendment No. 18 filed on April 26, 2006.

(d)(4)	Fee Waiver Agreement re: Milestone Funds is incorporated herein by reference to Post Effective Amendment No. 24 filed on April 29, 2008

(d)(5)	Subadvisory Agreement - Capital Guardian Trust Company re: International Fund is incorporated herein by reference to Post-Effective Amendment No. 4, filed on April 28, 2000.

(d)(6)	Amendment No. 2 to Subadvisory Agreement – Capital Guardian Trust Company re: International Fund is incorporated herein by reference to Post-Effective Amendment No. 14 filed on February 22, 2005.

(d)(7)	Subadvisory Agreement – Capital Guardian Trust Company dated February 28, 2006 is incorporated herein by reference to Post-Effective Amendment No. 18 filed on April 26, 2006.

(d)(8)	Subadvisory Agreement - Fidelity Management Trust Company re: Growth Fund incorporated herein by reference to Post-Effective Amendment No. 4, filed on April 28, 2000.

(d)(9)	Amendment No. 2 to Subadvisory Agreement – Fidelity Management Trust Company re: Growth Fund is incorporated herein by reference to Post-Effective Amendment No. 14 filed on February 22, 2005.

(d)(10)	Subadvisory Agreement -Tukman Capital Management, Inc. re: Growth Fund is incorporated herein by reference to Post-Effective Amendment No.6 filed on April 25, 2001.

(d)(11)	Amendment No. 2 to Subadvisory Agreement – Tukman Capital Management, Inc. re: Growth Fund is incorporated herein by reference to Post-Effective Amendment No. 14 filed on February 22, 2005.

(d)(12)	Amendment No. 3 to Subadvisory Agreement –Tukman Capital Management, Inc. re: Growth Fund is incorporated herein by reference to Post-Effective Amendment No. 18 filed on April 26, 2006.

(d)(13)	Subadvisory Agreement - Brown Capital Management, Inc. re: Growth Fund is incorporated herein by reference to exhibit (d)(12) of Post-Effective Amendment No.6 filed on April 25, 2001.

(d)(14)	Amendment No. 2 to Subadvisory Agreement – Brown Capital Management, Inc. re: Growth Fund is incorporated herein by reference to Post-Effective Amendment No. 14 filed on February 22, 2005.

(d)(15)	Subadvisory Agreement - Capital Guardian Trust Company re: Growth & Income Fund incorporated herein by reference to Post-Effective Amendment No. 4, filed on April 28, 2000.

(d)(16)	Amendment No. 2 to Subadvisory Agreement – Capital Guardian Trust Company re: Growth & Income Fund is incorporated herein by reference to Post-Effective Amendment No. 14 filed on February 22, 2005.

(d)(17)	Subadvisory Agreement – Capital Guardian Trust Company re: Growth & Income Fund dated February 28, 2006 is incorporated herein by reference to Post-Effective Amendment No. 18 filed on April 26, 2006.

(d)(18)	Subadvisory Agreement - Barrow, Hanley, Mewhinney & Strauss, Inc. re: Equity Income Fund incorporated herein by reference Post-Effective Amendment No. 4, filed on April 28, 2000.

(d)(19)	Amendment No. 2 to Subadvisory Agreement – Barrow, Hanley, Mewhinney & Strauss, Inc. re: Equity Income Fund is incorporated herein by reference to Post-Effective Amendment No. 14 filed on February 22, 2005.

(d)(20)	Subadvisory Agreement – Barrow, Hanley, Mewhinney &Strauss, Inc. re: Equity Income Fund dated February 28, 2006 is incorporated herein by reference to Post-Effective Amendment No. 17 filed on April 26, 2006.

(d)(21)	Subadvisory Agreement - T. Rowe Price Associates re: the Equity Income Fund incorporated herein by reference to Post-Effective Amendment No. 4, filed on April 28, 2000.

(d)(22)	Amendment No. 2 to Subadvisory Agreement – T. Rowe Price Associates, Inc. re: Equity Income Fund is incorporated herein by reference to Post-Effective Amendment No. 14 filed on February 22, 2005.

(d)(23)	Subadvisory Agreement – T. Rowe Price Associates, Inc. re: Equity Income Fund dated 28, 2006 is incorporated herein by reference to Post-Effective Amendment No. 18 filed on April 26, 2006.

(d)(24)	Subadvisory Agreement - Mellon Capital Management re: the Asset Allocation Fund incorporated herein by reference to Post-Effective Amendment No. 4, filed on April 28, 2000.

(d)(25)	Amendment No. 2 to Subadvisory Agreement – Mellon Capital Management Corporation re: the Asset Allocation Fund is incorporated herein by reference to Post-Effective Amendment No. 14 filed on February 22, 2005.

(d)(26)	Amendment No. 3 to the Subadvisory Agreements – Mellon Capital Management relating to Core Bond Index Fund, US Government Securities Fund and Overseas Equity Fund is incorporated herein by reference to Post-Effective Amendment No. 17 filed on February 28, 2007.

(d)(27)	Subadvisory Agreement -Payden & Rygel re: Short-Term Bond Fund is incorporated herein by reference to Post-Effective Amendment No.6 filed on April 25, 2001.

(d)(28)	Amendment No. 2 to Subadvisory Agreement – Payden & Rygel re: Short-Term Bond Fund is incorporated herein by reference to Post-Effective Amendment No. 14 filed on February 22, 2005.

(d)(29)	Subadvisory Agreement – Payden & Rygel re: Short-Term Bond Fund –dated February 28, 2006 is incorporated herein by reference to Post-Effective Amendment No. 18 filed on April 26, 2006.

(d)(30)	Subadvisory Agreement - Southeastern Asset Management, Inc. re: the Equity Income Fund is incorporated herein by reference to Post-Effective Amendment No.6 filed on April 25, 2001.

(d)(31)	Amendment No. 2 to Subadvisory Agreement – Southeastern Asset Management, Inc. re: the Equity Income Fund is incorporated herein by reference to Post-Effective Amendment No. 14 filed on February 22, 2005.

(d)(32)	Amendment to Subadvisory Agreement – Southeastern Asset Management, Inc. dated December 23, 2005 is incorporated herein by reference to Post-Effective Amendment No. 18 filed on April 26, 2006.

(d)(33)	Subadvisory Agreement – Peregrine Capital Management, Inc. re: Growth Fund is incorporated herein by reference to Post-Effective Amendment No.9 filed on April 30, 2003.

(d)(34)	Amendment to Subadvisory Agreement – Peregrine Capital Management, Inc. re: the Growth Fund is incorporated herein by reference to Post-Effective Amendment No. 14 filed on February 22, 2005.

(d)(35)	Subadvisory Agreement - Southeastern Asset Management, Inc. re: Aggressive Opportunities Fund is incorporated herein by reference to Post-Effective Amendment No.9 filed on April 30, 2003.

(d)(36)	Amendment No. 2 to Subadvisory Agreement – Southeastern Asset Management, Inc. re: Aggressive Opportunities Fund is incorporated herein by reference to Post-Effective Amendment No. 14 filed on February 22, 2005.

(d)(37)	Amendment to Subadvisory Agreement – Southeastern Asset Management, Inc. dated February 1, 2006 is incorporated herein by reference to Post-Effective Amendment No. 18 filed on April 26, 2006.

(d)(38)	Subadvisory Agreement – Wellington Management Company, LLP Re: Aggressive Opportunities Fund is incorporated herein by reference to Post-Effective Amendment No.9 filed on April 30, 2003.

(d)(39)	Amendment to Subadvisory Agreement – Wellington Management Company, LLP re: Aggressive Opportunities Fund is incorporated herein by reference to Post-Effective Amendment No. 14 filed on February 22, 2005.

(d)(40)	Subadvisory Agreement – Artisan Partners Limited Partnership re: International Fund is incorporated herein by reference to Post-Effective Amendment No. 9 filed on April 30, 2003.

(d)(41)	Amendment No. 2 to Subadvisory Agreement – Artisan Partners Limited Partnership re: International Fund is incorporated herein by reference to Post-Effective Amendment No. 14 filed on February 22, 2005.

(d)(42)	Subadvisory Agreement – T. Rowe Price Associates, Inc. re: Aggressive Opportunities Fund is incorporated herein by reference to Post-Effective Amendment No.9 filed on April 30, 2003.

(d)(43)	Amendment to the Subadvisory Agreement – T. Rowe Price Associates, Inc. re: Aggressive Opportunities Fund is incorporated herein by reference to Post-Effective Amendment No. 14 filed on February 22, 2005.

(d)(44)	Subadvisory Agreement – T. Rowe Price Associates, Inc. re: Aggressive Opportunities Fund dated February 28, 2006 is incorporated herein by reference to Post-Effective Amendment No. 17 filed on April 26, 2006.

(d)(45)	Subadvisory Agreement – Mellon Capital Management Corporation. re: Mid/Small Company Index Fund is incorporated herein by reference to Post-Effective Amendment No.10 filed on March 2, 2004

(d)(46)	Amendment to the Subadvisory Agreement – Mellon Capital Management Corporation re: Mid/Small Company Index Fund is incorporated herein by reference to Post-Effective Amendment No. 14 filed on February 22, 2005.

(d)(47)	Subadvisory Agreement – Mellon Capital Management Corporation. re: Broad Market Index Fund is incorporated herein by reference to exhibit (d)(37) of Post-Effective Amendment No. 9 filed on March 2, 2004

(d)(48)	Amendment to the Subadvisory Agreement – Mellon Capital Management Corporation re: Mid/Small Company Index Fund is incorporated herein by reference to Post-Effective Amendment No. 14 filed on February 22, 2005.

(d)(49)	Subadvisory Agreement – Mellon Capital Management Corporation. re: Overseas Equity Index is incorporated herein by reference to Post-Effective Amendment No. 9 filed on March 2, 2004.

(d)(50)	Amendment to the Subadvisory Agreement – Mellon Capital Management Corporation re: Overseas Equity Index Fund is incorporated herein by reference to Post-Effective Amendment No. 14 filed on February 22, 2005.

(d)(51)	Subadvisory Agreement - Mellon Capital Management Corporation. re: Core Bond Index Fund is incorporated herein by reference to Post-Effective Amendment No. 9 filed on March 2, 2004.

(d)(52)	Amendment to the Subadvisory Agreement – Mellon Capital Management Corporation re: Mid/Small Company Index Fund is incorporated herein by reference to Post-Effective Amendment No. 14 filed on February 22, 2005.

(d)(53)	Subadvisory Agreement – Mellon Capital Management Corporation re: S&P 500 Index Fund is incorporated herein by reference to Post-Effective Amendment No. 9 filed on March 2, 2004.

(d)(54)	Amendment to the Subadvisory Agreement – Mellon Capital Management re: Mid/Small Company Index Fund is incorporated herein by reference to Post-Effective Amendment No. 14 filed on February 22, 2005.

(d)(55)	Subadvisory Agreement – Mellon Capital Management Corporation re: US Government Securities Fund is incorporated herein by reference to Post-Effective Amendment No. 9 filed on March 2, 2004.

(d)(56)	Amendment to the Subadvisory Agreement – Mellon Capital Management Corporation re: Mid/Small Company Index Fund is incorporated herein by reference to Post-Effective Amendment No. 14 filed on February 22, 2005.

(d)(57)	Subadvisory Agreement – STW Fixed Income Management Ltd. re: the Short-Term Bond Fund is incorporated herein by reference to Post-Effective Amendment No. 14 filed on February 22, 2005.

(d)(58)	Subadvisory Agreement - Wellington Management Company, LLP re: Growth & Income Fund incorporated herein by reference to exhibit (d)(16) of Post-Effective Amendment No. 4, filed on April 28, 2000.

(d)(59)	Amendment No. 2 to the Subadvisory Agreement – Wellington Management Company, LLP re: Growth & Income Fund is incorporated herein by reference to Post-Effective Amendment No. 14 filed on February 22, 2005.

(d)(60)	Subadvisory Agreement – Wellington Management Company, LLP re: Growth & Income Fund dated February 9, 2006 is incorporated herein by reference to Post-Effective Amendment No. 17 filed on April 26, 2006.

(d)(61)	Subadvisory Agreement – T. Rowe Price Associates, Inc. re: Growth & Income Fund is incorporated herein by reference to Post-Effective Amendment No. 14 filed on February 22, 2005.

(d)(62)	Amendment No. 2 to the Subadvisory Agreement – T. Rowe Price Associates, Inc. re: Growth & Income Fund is incorporated herein by reference to Post-Effective Amendment No. 14 filed on February 22, 2005.

(d)(63)	Subadvisory Agreement – T. Rowe Price Associates, Inc. re: Growth & Income Fund dated February 28, 2006 is incorporated herein by reference to Post-Effective Amendment No. 17 filed on April 26, 2006.

(d)(64)	Form of Amendment to Subadvisory Agreements is incorporated herein by reference to Post-Effective Amendment No. 9 filed on April 30, 2003.

(d)(65)	Subadvisory Agreement – Legg Mason Capital Management, Inc. re: Growth Fund dated May 23, 2005 is incorporated herein by reference to Post-Effective Amendment No. 17 filed on April 26, 2006.

(d)(66)	Subadvisory Agreement – Goldman Sachs Asset Management L.P. re: Growth Fund dated May 23, 2005 is incorporated herein by reference to Post-Effective Amendment No. 17 filed on April 26, 2006.

(d)(67)	Subadvisory Agreement – Westfield Capital Management, LLC re: Growth Fund dated May 23, 2005 is incorporated herein by reference to Post-Effective Amendment No. 17 filed on April 26, 2006.

(d)(68)	Subadvisory Agreement – Walter Scott & Partners, Limited re: International Fund dated January 3, 2006 is incorporated herein by reference to Post-Effective Amendment No. 17 filed on April 26, 2006.

(d)(69)	Revised Subadvisory Agreement –Walter Scott & Partners, Limited re: International Fund dated October 2, 2006 is incorporated herein by reference to Post-Effective Amendment No. 17 filed on February 28, 2007.

(d)(70)	Subadvisory Agreement – GlobeFlex Capital, L.P. re: International Fund dated January 3, 2006 is incorporated herein by reference to Post-Effective Amendment No. 17 filed on April 26, 2006.

(d)(71)	Subadvisory Agreement – Legg Mason Capital Management, Inc. re: Aggressive Opportunities Fund dated January 25, 2006 is incorporated herein by reference to Post-Effective Amendment No. 17 filed on April 26, 2006.

(d)(72)	Subadvisory Agreement – TimesSquare Capital Management, LLC dated January 25, 2006 is incorporated herein by reference to Post-Effective Amendment No. 17 filed on April 26, 2006.

(d)(73)	Amendment to Subadvisory Agreement –Peregrine Capital Management, Inc. is incorporated herein by reference to Post-Effective Amendment No. 17 filed on April 26, 2006.

(d)(74)	Subadvisory Agreement – Fischer Francis Trees & Watts, Inc. re: Inflation Protected Securities Fund is incorporated herein by reference to Post-Effective Amendment No. 19 filed on April 26, 2007.

(d)(75)	Subadvisory Agreement – Pacific Investment Management Company, LLC re: Inflation Protected Securities Fund is incorporated herein by reference to Post-Effective Amendment No. 19 filed on April 26, 2007.

(d)(76)	Subadvisory Agreement – Wellington Management Company, LLP re: Discovery Fund is incorporated herein by reference to Post-Effective Amendment No. 22 filed on October 25, 2007.

(d)(77)	Subadvisory Agreement – Payden & Rygel re: Discovery Fund is incorporated herein by reference to Post-Effective Amendment No. 22 filed on October 25, 2007.

(d)(78)	Subadvisory Agreement – Goldman Sachs Asset Management, L.P. re: Select Value Fund is incorporated herein by reference to Post-Effective Amendment No. 22 filed on October 25, 2007.

(d)(79)	Subadvisory Agreement – Systematic Financial Management L.P. re: Select Value Fund is incorporated herein by reference to Post-Effective Amendment No. 22 filed on October 25, 2007.

(d)(80)	Subadvisory Agreement – WEDGE Capital Management L.L.P. re: Select Value Fund is incorporated herein by reference to Post-Effective Amendment No. 22 filed on October 25, 2007.

(d)(81)	Subadvisory Agreement – Payden & Rygel re: Diversified Assets Fund is incorporated herein by reference to Post-Effective Amendment No. 22 filed on October 25, 2007.

(d)(82)	Subadvisory Agreement – Mellon Capital Management Corporation re: Diversified Assets Fund is incorporated herein by reference to Post-Effective Amendment No. 22 filed on October 25, 2007.

(d)(83)	Subadvisory Agreement – Drake Capital Management, LLC re: Diversified Assets Fund is incorporated herein by reference to Post-Effective Amendment No. 22 filed on October 25, 2007.

(d)(84)	Subadvisory Agreement – Analytic Investors, Inc. re: Diversified Assets Fund is incorporated herein by reference to Post-Effective Amendment No. 22 filed on October 25, 2007.

(d)(85)	Subadvisory Agreement – BlackRock Financial Management, Inc. re: the Inflation Protected Securities Fund is incorporated herein by reference to Post-Effective Amendment No. 22 filed on October 25, 2007.

(d)(86)	Fee Waiver Agreement Payden & Rygel re: Diversified Assets Fund is incorporated by reference to Post-Effective Amendment No.24 filed on April 29, 2008.

(d)(87)	Subadvisory Agreement – Westfield Capital Management Company L.P. re: Growth Fund is incorporated by reference to Post-Effective Amendment No. 25 filed on April 28, 2009.

(d)(88)	Subadvisory Agreement – D.G. Capital Management Trust re: Growth Fund is incorporated by reference to Post-Effective Amendment No. 25 filed on April 28, 2009.

(d)(89)	Subadvisory Agreement – Columbus Circle Investors re: Growth Fund is incorporated by reference to Post-Effective Amendment No. 25 filed on April 28, 2009.

(d)(90)	Subadvisory Agreement – Artisan Partners Limited Partnership re: Select Value is incorporated by reference to Post-Effective Amendment No. 25 filed on April 28, 2009.

(d)(91)	Subadvisory Agreement – Fiduciary Management, Inc. re: Growth & Income Fund is incorporated by reference to Post-Effective Amendment No. 25 filed on April 28, 2009.

(d)(92)	Amendment No. 1 to Subadvisory Agreement – Payden & Rygel re: Diversified Assets Fund dated April 3, 2009 is incorporated by reference to Post-Effective Amendment No. 25 filed on April 28, 2009.

(d)(93)	Amendment to Subadvisory Agreement – Legg Mason Capital Management, Inc. re: Aggressive Opportunities Fund dated January 9, 2009 is incorporated by reference to Post-Effective Amendment No. 25 filed on April 28, 2009.

(d)(94)	Amendment to Subadvisory Agreement – Legg Mason Capital Management, Inc. re: Aggressive Opportunities Fund dated January 9, 2009 is incorporated by reference to Post-Effective Amendment No. 25 filed on April 28, 2009.

(d)(95)	Amendment to Subadvisory Agreement – Legg Mason Capital Management re: Growth Fund dated January 9, 2009 is incorporated by reference to Post-Effective Amendment No. 25 filed on April 28, 2009.

(d)(96)	Amendment to Subadvisory Agreement – Mellon Capital Management Corporation re: Diversified Assets Fund dated January 19, 2009 is incorporated by reference to Post-Effective Amendment No. 25 filed on April 28, 2009.

(d)(97)	Amendment to Subadvisory Agreement – Mellon Capital Management Corporation re: S&P 500 Stock Fund dated January 19, 2009 is incorporated by reference to Post-Effective Amendment No. 25 filed on April 28, 2009.

(d)(98)	Amendment No. 3 to Subadvisory Agreement – Mellon Capital Management Corporation re: Asset Allocation Fund dated January 19, 2009 is incorporated by reference to Post-Effective Amendment No. 25 filed on April 28, 2009.

(d)(99)	Amendment No. 3 to Subadvisory Agreement – Mellon Capital Management Corporation re: Broad Market Index Fund dated January 19, 2009 is incorporated by reference to Post-Effective Amendment No. 25 filed on April 28, 2009.

(d)(100)	Amendment No. 4 to Subadvisory Agreement – Mellon Capital Management Corporation re: Core Bond Index Fund dated January 19, 2009 is incorporated by reference to Post-Effective Amendment No. 25 filed on April 28, 2009.

(d)(101)	Amendment No. 3 to Subadvisory Agreement – Mellon Capital Management Corporation re: Mid/Small Company Index Fund dated January 19, 2009 is incorporated by reference to Post-Effective Amendment No. 25 filed on April 28, 2009.

(d)(102)	Amendment No. 4 to Subadvisory Agreement – Mellon Capital Management Corporation re: Overseas Equity Index Fund dated January 19, 2009 is incorporated by reference to Post-Effective Amendment No. 25 filed on April 28, 2009.

(d)(103)	Amendment No. 4 to Subadvisory Agreement – Southeastern Asset Management, Inc. re: Equity Income Fund dated January 19, 2009 is incorporated by reference to Post-Effective Amendment No. 25 filed on April 28, 2009.

(d)(104)	Amendment to Subadvisory Agreement – TimeSquare Capital Management, LLC re: Aggressive Opportunities Fund dated January 9, 2009 is incorporated by reference to Post-Effective Amendment No. 25 filed on April 28, 2009.

(d)(105)	Amendment No. 4 to Subadvisory Agreement – Tukman Grossman Capital Management, Inc.re: Growth Fund is incorporated by reference to Post-Effective Amendment No. 25 filed on April 28, 2009.

(d)(106)	Amended & Restated Master Investment Advisory Agreement dated December 1, 2000 is incorporated herein by reference to Post-Effective Amendment No. 26 filed on June 10, 2009.

(d)(107)	Amendment to Second Master Investment Advisory Agreement dated December 29, 2005 is incorporated herein by reference to Post-Effective Amendment No. 26 filed on June 10, 2009.

(d)(108)	Amendment to Second Master Investment Advisory Agreement dated October 26, 2007 is incorporated herein by reference to Post-Effective Amendment No. 26 filed on June 10, 2009.

(d)(109)	Amendment to Subadvisory Agreement with STW Fixed Income Management Ltd is incorporated herein by reference to Post-Effective Amendment No. 26 filed on June 10, 2009.

(d)(110)	Amendment to Second Master Investment Advisory Agreement effective January 4, 2010 is incorporated herein by reference to Post-Effective Amendment No. 28 filed on December 23, 2009.

(d)(111)	Fee Waiver Agreement re: Milestone 2045 Fund effective January 4, 2010 is incorporated herein by reference to Post-Effective Amendment No. 28 filed on December 23, 2009.

(d)(112)	Amendment No. 2 to Subadvisory Agreement – Payden & Rygel re: Diversified Assets Fund dated September 28, 2009 is incorporated herein by reference to Post-Effective Amendment No. 27 filed on October 22, 2009.

(d)(113)	Subadvisory Agreement – Mondrian Investment Partners Limited re: International Fund effective October 12, 2009 is incorporated herein by reference to Post-Effective Amendment No. 27 filed on October 22, 2009.

(d)(114)	Subadvisory Agreement – Calamos Advisors LLC re: Diversified Assets Fund effective January 4, 2010 is incorporated herein by reference to Post-Effective Amendment No. 28 filed on December 23, 2009.

(d)(115)	Subadvisory Agreement – Shenkman Capital Management, Inc. re: Diversified Assets Fund effective January 4, 2010 is incorporated herein by reference to Post-Effective Amendment No. 28 filed on December 23, 2009.

(d)(116)	Revised Fee Schedule – Artisan Partners Holding, LLP (formerly Artisan Partners Limited Partnership) Re: International Fund dated April 1, 2010 is incorporated herein by reference to Post-Effective Amendment No. 30 filed on April 28, 2010.

(d)(117)	Assignment, Assumption and Consent Agreement – Artisan Partners Holding LLP re: International Fund dated June 17, 2009 is incorporated herein by reference to Post-Effective Amendment No. 30 filed on April 28, 2010.

(d)(118)	Assignment, Assumption and Consent Agreement – Artisan Partners Holding LLP re: Select Value Fund dated June 17, 2009 is incorporated herein by reference to Post-Effective Amendment No. 30 filed on April 28, 2010.

(d)(119)	Subadvisory Agreement – Wellington Capital Management LLP re: Aggressive Opportunities Fund dated May 1, 2010 is incorporated herein by reference to Post-Effective Amendment No. 30 filed on April 28, 2010.

(d)(120)	Amendment to Master Investment Advisory Agreement dated December 4, 2010 is incorporated herein by reference to Post-Effective Amendment No. 31 filed on April 27, 2011.

(d)(121)	Amendment to Schedule to Master Investment Advisory Agreement dated March 26, 2011 is incorporated herein by reference to Post-Effective Amendment No. 31 filed on April 27, 2011.

(d)(122)	Amendment to Subadvisory Agreement – D.G. Capital Investment Trust re: Growth Fund dated March 1, 2011 is incorporated herein by reference to Post-Effective Amendment No. 31 filed on April 27, 2011.

(d)(123)	Amendment to Subadvisory Agreement— Barrow, Hanley, Mewhinney & Strauss LLC re: Equity Income Fund dated May 1, 2011 is incorporated herein by reference to Post-Effective Amendment No. 31 filed on April 27, 2011.

(d)(124)	Amendment to Subadvisory Agreement – T. Rowe Price Associates, Inc. re: Equity Income Fund dated May 1, 2011 is incorporated herein by reference to Post-Effective Amendment No. 33 filed on March 2, 2012.

(d)(125)	Subadvisory Agreement – Mondrian Investment Partners Limited re: International Fund dated July 12, 2011 is incorporated herein by reference to Post-Effective Amendment No. 33 filed on March 2, 2012.

(d)(126)	Subadvisory Agreement – Atlanta Capital Management Company, LLC re: Growth Fund dated January 23, 2012 is incorporated herein by reference to Post-Effective Amendment No. 33 filed on March 2, 2012.

(d)(127)	Subadvisory Agreement – Victory Capital Management Inc. re: Growth Fund dated January 23, 2012 is incorporated herein by reference to Post-Effective Amendment No. 33 filed on March 2, 2012.

(d)(128)	Amendment to Subadvisory Agreement – GlobeFlex Capital, LP re: International Fund dated March 1, 2012 is incorporated herein by reference to Post-Effective Amendment No. 33 filed on March 2, 2012.

(d)(129)	Form of Amendment to Schedule to Second Master Investment Advisory Agreement is incorporated herein by reference to Post-Effective Amendment No. 38 filed on June 26, 2012.

(d)(130)	Fee Waiver Agreement re: Milestone 2050 Fund is incorporated herein by reference to Post-Effective Amendment No. 44 filed on March 1, 2013.

(d)(131)	Subadvisory Agreement - Wells Capital Management Inc. re: Aggressive Opportunities Fund dated August 27, 2012 is incorporated by reference to Post-Effective Amendment No. 38 filed on August 24, 2012.

(d)(132)	Subadvisory Agreement - SSgA Funds Management, Inc. re: Aggressive Opportunities Fund dated August 27, 2012 is incorporated by reference to Post-Effective Amendment No. 38 filed on August 24, 2012.

(d)(133)	Amendment to Subadvisory Agreement — Mellon Capital Management Corporation, re: Broad Market Index Fund effective January 18, 2013 is incorporated by reference to Post-Effective Amendment No. 45 filed on April 30, 2013.

(d)(134)	Amendment to Subadvisory Agreement — Mellon Capital Management Corporation, re: Core Bond Index Fund effective January 18, 2013 is incorporated by reference to Post-Effective Amendment No. 45 filed on April 30, 2013.

(d)(135)	Amendment to Subadvisory Agreement — Mellon Capital Management Corporation, re: Mid/Small Company Index Fund effective January 18, 2013 is incorporated by reference to Post-Effective Amendment No. 45 filed on April 30, 2013.

(d)(136)	Amendment to Subadvisory Agreement — Mellon Capital Management Corporation, re: Overseas Equity Index Fund effective January 18, 2013 is incorporated by reference to Post-Effective Amendment No. 45 filed on April 30, 2013.

(d)(137)	Amendment to Subadvisory Agreement — Mellon Capital Management Corporation, re: 500 Stock Index Fund effective January 18, 2013 is incorporated by reference to Post-Effective Amendment No. 45 filed on April 30, 2013.

(d)(138)	Subadvisory Agreement – STW Fixed Income Management LLC re: Low Duration Bond Fund effective April 2, 2013 is incorporated by reference to Post-Effective Amendment No. 45 filed on April 30, 2013.

(d)(139)	Amendment to Subadvisory Agreement –Walter Scott & Partners, Limited re: International Fund effective May 1, 2013 is incorporated by reference to Post-Effective Amendment No. 45 filed on April 30, 2013.

(d)(140)	Subadvisory Agreement – Victory Capital Management Inc. re: Growth Fund effective August 1, 2013 is incorporated herein by reference to Post-Effective Amendment No. 48 filed on February 4, 2014.

(d)(141)	Subadvisory Agreement – Schroder Investment Management North America Inc. re: Low Duration Bond Fund effective October 11, 2013 is incorporated herein by reference to Post-Effective Amendment No. 48 filed on February 4, 2014.

(d)(142)	Subadvisory Agreement – Oaktree Capital Management, L.P. re: Diversifying Strategies Fund effective February 4, 2014 is incorporated herein by reference to Post-Effective Amendment No. 48 filed on February 4, 2014.

(d)(143)	Subadvisory Agreement – SSgA Funds Management, Inc. re: Equity Income Fund effective February 4, 2014 is incorporated herein by reference to Post-Effective Amendment No. 48 filed on February 4, 2014.

(d)(144)	Subadvisory Agreement – Wellington Management Company, LLP re: Equity Income Fund effective February 4, 2014 is incorporated herein by reference to Post-Effective Amendment No. 48 filed on February 4, 2014.

(d)(145)	Fee Waiver Agreement – Mellon Capital Management Corporation re: Diversifying Strategies Fund effective May 1, 2011 is incorporated herein by reference to Post-Effective Amendment No. 50 filed on February 14, 2014.

(d)(146)	Extension of Fee Waiver Agreement – Mellon Capital Management Corporation re: Diversifying Strategies Fund effective February 4, 2014 is incorporated herein by reference to Post-Effective Amendment No. 50 filed on February 14, 2014.

(d)(147)	Subadvisory Agreement – Artisan Partners Limited Partnership re: International Fund effective March 12, 2014 is incorporated herein by reference to Post-Effective Amendment No. 51 filed on April 28, 2014.

(d)(148)	Subadvisory Agreement – Artisan Partners Limited Partnership re: Select Value Fund effective March 12, 2014 is incorporated herein by reference to Post-Effective Amendment No. 51 filed on April 28, 2014.

(d)(149)	Amendment to Schedule of the Second Master Investment Advisory Agreement effective May 1, 2014 is incorporated herein by reference to Post-Effective Amendment No. 51 filed on April 28, 2014.

(d)(150)	Amendment No. 3 to Subadvisory Agreement – Payden & Rygel re: Diversifying Strategies Fund effective May 1, 2014 is incorporated herein by reference to Post-Effective Amendment No. 51 filed on April 28, 2014.

(d)(151)	Subadvisory Agreement – SSgA Funds Management, Inc. re: Diversifying Strategies Fund effective May 1, 2014 is incorporated herein by reference to Post-Effective Amendment No. 51 filed on April 28, 2014.

(d)(152)	Subadvisory Agreement – Oaktree Capital Management, L.P. re: High Yield Fund effective May 1, 2014 is incorporated herein by reference to Post-Effective Amendment No. 51 filed on April 28, 2014.

(d)(153)	Amendment to Subadvisory Agreement – Walter Scott & Partners Limited re: International Fund effective June 20, 2014 is incorporated herein by reference to Post-Effective Amendment No. 53 filed on February 27, 2015.

(d)(154)	Subadvisory Agreement – Western Asset Management Company re: High Yield Fund effective July 17, 2014 is incorporated herein by reference to Post-Effective Amendment No. 53 filed on February 27, 2015.

(d)(155)	Amendment to Subadvisory Agreement – Western Asset Management Company re: High Yield Fund effective September 26, 2014 is incorporated herein by reference to Post-Effective Amendment No. 53 filed on February 27, 2015.

(d)(156)	Sub-Subadvisory Agreement – Western Asset Management Company Limited re: High Yield Fund effective October 7, 2014 is incorporated herein by reference to Post-Effective Amendment No. 53 filed on February 27, 2015.

(d)(157)	Amendment No. 2 to Subadvisory Agreement – T. Rowe Price Associates, Inc. re: Equity Income Fund effective March 1, 2015 is incorporated herein by reference to Post-Effective Amendment No. 53 filed on February 27, 2015.

(d)(158)	Subadvisory Agreement – AllianceBernstein L.P. re: Inflation Focused Fund effective May 1, 2015 is incorporated herein by reference to Post-Effective Amendment No. 53 filed on February 27, 2015.

(d)(159)	Amendment No. 3 to Subadvisory Agreement – T. Rowe Price Associates, Inc. re: Equity Income Fund effective March 23, 2015 is incorporated herein by reference to Post-Effective Amendment No. 54 filed on April 29, 2015.

(d)(160)	Amendment No. 1 to Subadvisory Agreement – T. Rowe Price Associates, Inc. re: Growth & Income Fund effective March 23, 2015 is incorporated herein by reference to Post-Effective Amendment No. 54 filed on April 29, 2015.

(d)(161)	Fee Waiver Agreement re: High Yield Fund is incorporated herein by reference to Post-Effective Amendment No. 54 filed on April 29, 2015.

(e)(1)	Distribution Agreement between the Registrant and ICMA-RC Services LLC is incorporated herein by reference to Pre-Effective Amendment No. 3 filed on April 26, 1999.

(e)(2)	Amendment to Distribution Agreement effective August 29, 2002 is incorporated herein by reference to Post-Effective Amendment No. 28 filed on December 23, 2009.

(f)	Not applicable.

(g)(1)	Custody Agreement between Registrant and Investors Bank & Trust is incorporated herein by reference to Post-Effective Amendment No. 6 filed on April 25, 2001.

(g)(2)	Amendment to Custody Agreement is incorporated herein by reference to Post-Effective Amendment No. 16 filed on April 29, 2005.

(g)(3)	Domestic Custody Agreement between The Vantagepoint Funds and JP Morgan Chase Bank, N.A. is incorporated by reference to Post-Effective Amendment No. 25 filed on April 28, 2009.

(g)(4)	Global Custody Rider to Domestic Custody Agreement between The Vantagepoint Funds and JPMorgan Chase Bank, N.A. is incorporated by reference to Post-Effective Amendment No. 25 filed on April 28, 2009.

(g)(5)	Amendment to Domestic Custody Agreement and Global Custody Rider between The Vantagepoint Funds and JPMorgan Chase Bank, N.A. dated September 12, 2008 is incorporated by reference to Post-Effective Amendment No. 25 filed on April 28, 2009.

(g)(6)	Amendment to Domestic Custody Agreement and Global Custody Rider between The Vantagepoint Funds and JPMorgan Chase Bank, N.A. dated September 28, 2009 is incorporated by reference to Post-Effective Amendment No. 27 filed on October 22, 2009.

(g)(7)	Amendment to Domestic Custody Agreement between The Vantagepoint Funds and JPMorgan Chase Bank, N.A. dated December 10, 2009 is incorporated by reference to Post-Effective Amendment No. 28 filed on December 23, 2009.

(g)(8)	Amendment to Domestic Custody Agreement between The Vantagepoint Funds and JPMorgan Chase Bank, N.A. effective January 4, 2010 is incorporated by reference to Post-Effective Amendment No. 28 filed on December 23, 2009.

(g)(9)	Amendment to Domestic Custody Agreement and Global Custody Rider between The Vantagepoint Funds and JPMorgan Chase Bank, N.A.dated April 1, 2011 dated April 1, 2011 is incorporated herein by reference to Post-Effective Amendment No. 31 filed on April 27, 2011.

(g)(10)	Form of Amendment to Domestic Custody Agreement between The Vantagepoint Funds and JPMorgan Chase Bank, N.A. is incorporated herein by reference to Post-Effective Amendment No. 36 filed on June 26, 2012.

(g)(11)	Amendment to Domestic Custody Agreement between The Vantagepoint Funds and JPMorgan Chase Bank, N.A.dated April 1, 2014 is incorporated herein by reference to Post-Effective Amendment No. 51 filed on April 28, 2014.

(g)(12)	Amendment to Domestic Custody Agreement and Global Custody Rider between The Vantagepoint Funds and JPMorgan Chase Bank, N.A. effective April 1, 2015 is incorporated herein by reference to Post-Effective Amendment No. 54 filed on April 29, 2015.

(h)(1)	Transfer Agency Agreement is incorporated herein by reference to Post-Effective Amendment No. 6 filed on April 25, 2001.

(h)(2)	Amendment to the Transfer Agency Agreement between Registrant and Vantagepoint Transfer Agents, LLC (“VTA”) is incorporated herein by reference to Post-Effective Amendment No. 14 filed on February 22, 2005.

(h)(3)	Sub-Transfer Agency and Service Agreement is incorporated herein by reference to Post-Effective Amendment No. 6 filed on April 25, 2001.

(h)(4)	Amendment to the Sub-Transfer Agency and Service Agreement is incorporated herein by reference to Post-Effective Amendment No. 16 filed on April 29, 2005.

(h)(5)	Sub-Transfer Agent Service Agreement between VTA and JPM dated May 5, 2008 is incorporated by reference to Post-Effective Amendment No. 25 filed on April 28, 2009.

(h)(6)	Transfer Agency Agreement Amendment effective August 29, 2002 is hereby incorporated by reference to Post-Effective Amendment No. 28 filed on December 23, 2009.

(h)(7)	Amendment to Appendix A of the Transfer Agency Agreement dated October 26, 2007 is hereby incorporated by reference to Post-Effective Amendment No. 28 filed on December 23, 2009.

(h)(8)	Amendment to Appendix A of the Transfer Agency Agreement effective January 4, 2010 is hereby incorporated by reference to Post-Effective Amendment No. 28 filed on December 23, 2009.

(h)(9)	Amendment to Appendix A of the Transfer Agency Agreement effective March 26, 2011 is incorporated herein by reference to Post-Effective Amendment No. 31 filed on April 27, 2011.

(h)(10)	Form of Amendment to Appendix A of the Transfer Agency Agreement is incorporated herein by reference to Post-Effective Amendment No. 36 filed on June 26, 2012.

(h)(11)	Amendment to the Transfer Agency Agreement effective March 1, 2013 is incorporated herein by reference to Post-Effective Amendment No. 44 filed on March 1, 2013.

(h)(12)	Fee Waiver Agreement from Vantagepoint Transfers Agents, LLC effective March 1, 2013 is incorporated herein by reference to Post-Effective Amendment No. 44 filed on March 1, 2013.

(h)(13)	Amendment to Appendix A of the Transfer Agency Agreement effective May 1, 2014 is incorporated herein by reference to Post-Effective Amendment No. 51 filed on April 28, 2014.

(i)	Not applicable.

(j)	Not applicable.

(k)	Not applicable.

(l)	Purchase Agreement incorporated herein by reference to Pre-Effective Amendment No. 3 filed on April 26, 1999.

(m)	Not applicable.

(n)	Not applicable.

(o)(1)	Rule 18f-3 Plan amended August 30, 2004 is incorporated by reference to Post-Effective Amendment No. 12 filed September 23, 2004.

(o)(2)	Amended and Restated Rule 18(f)-3 Plan effective March 1, 2013 is incorporated herein by reference to Post-Effective Amendment No. 51 filed on April 28, 2014.

(p)(1)	The Vantagepoint Funds’, Vantagepoint Investment Advisers, LLC’s and ICMA–RC Services, LLC’s Personal Securities Trading Policy amended on May 10, 2013 is incorporated herein by reference to Post-Effective Amendment No. 50 filed on February 14, 2014.

(p)(2)	Code of Ethics for Brown Capital Management, Inc. is incorporated herein by reference to Post-Effective No. 16 filed on April 29, 2005.

(p)(3)	Code of Ethics for Payden & Rygel Investment Counsel is incorporated herein by reference to Post-Effective No. 16 filed on April 29, 2005.

(p)(4)	Code of Ethics for Tukman Capital Management, Inc. is incorporated herein by reference to Post-Effective No. 16 filed on April 29, 2005.

(p)(5)	Code of Ethics for Barrow, Hanley, Mewhinney & Strauss, LLC is incorporated by reference to Post-Effective Amendment No. 40 filed on November 16, 2012.

(p)(6)	Code of Ethics for Capital Guardian Trust Company is incorporated herein by reference to Post-Effective Amendment No. 19 filed on April 26, 2007.

(p)(7)	Code of Ethics for Fidelity Management Trust Company is incorporated herein by reference to Post-Effective No. 14 filed on February 22, 2005.

(p)(8)	Code of Ethics for Mellon Capital Management Corporation is incorporated herein by reference to Post-Effective No. 14 filed on February 22, 2005.

(p)(9)	Code of Ethics for T. Rowe Price Associates, Inc. is incorporated herein by reference to Post-Effective Amendment No. 50 filed on February 14, 2014.

(p)(10)	Code of Ethics for Wellington Management Company, LLP is incorporated herein by reference to Post-Effective Amendment No. 50 filed on February 14, 2014.

(p)(11)	Code of Ethics for Southeastern Asset Management, Inc. is incorporated herein by reference to Post-Effective Amendment No. 31 filed on April 27, 2011.

(p)(12)	Code of Ethics for Peregrine Capital Management Corporation is incorporated herein by reference to Post-Effective Amendment No. 17 filed on April 26, 2006.

(p)(13)	Code of Ethics for Artisan Partners Limited Partnership, is incorporated herein by reference to Post-Effective Amendment No. 50 filed on February 14, 2014.

(p)(14)	Code of Ethics for STW Fixed Income Management LLC is incorporated by reference to Post-Effective Amendment No. 40 filed on November 16, 2012.

(p)(15)	Code of Ethics of GlobeFlex Capital, L.P. is incorporated herein by reference to Post-Effective Amendment No. 17 filed on April 26, 2006.

(p)(16)	Code of Ethics of Legg Mason Capital Management, Inc. is incorporated herein by reference to Post-Effective Amendment No. 19 filed on April 26, 2007.

(p)(17)	Code of Ethics for Goldman Sachs Asset Management, L.P. is incorporated herein by reference to Post-Effective Amendment No. 19 filed on April 26, 2007.

(p)(18)	Code of Ethics for Walter Scott & Partners Limited is incorporated herein by reference to Post-Effective Amendment No. 17 filed on April 26, 2006.

(p)(19)	Code of Ethics for Westfield Capital Management Company, LP is incorporated herein by reference to Post-Effective Amendment No. 51 filed on April 28, 2014.

(p)(20)	Code of Ethics for Pacific Investment Management Company, LLC is incorporated herein by reference to Post-Effective Amendment No. 54 filed on April 29, 2015.

(p)(21)	Code of Ethics for Fisher Francis Trees & Watts, Inc. is incorporated herein by reference to Post-Effective Amendment No. 18 filed on February 28, 2007

(p)(22)	Code of Ethics for TimesSquare Capital Management is incorporated herein by reference to Post-Effective Amendment No. 19 filed on April 26, 2007.

(p)(23)	Code of Ethics for Analytic Investors, LLC is incorporated herein by reference to Post-Effective Amendment No. 30 filed on April 28, 2011.

(p)(24)	Code Ethics for Systematic Financial Management L.P. is incorporated herein by reference to Post-Effective Amendment No. 22 filed on October 25, 2007.

(p)(25)	Code of Ethics of Drake Partners LLC is incorporated herein by reference to Post-Effective Amendment No. 22 filed on October 25, 2007.

(p)(26)	Code of Ethics of WEDGE Capital Management L.L.P. is filed is incorporated herein by reference to Post-Effective Amendment No. 54 filed on April 29, 2015.

(p)(27)	Code of Ethics of BlackRock Financial Management, Inc. is incorporated herein by reference to Post-Effective Amendment No. 22 filed on October 25, 2007.

(p)(28)	Code of Ethics of DG Capital Management Trust is incorporated herein by reference to Post-Effective Amendment No. 25 filed on April 28, 2009.

(p)(29)	Code of Ethics of Columbus Circle Investors is incorporated herein by reference to Post-Effective Amendment No. 33 filed on March 2, 2012.

(p)(30)	Code of Ethics of Fiduciary Management, Inc. is incorporated herein by reference to Post-Effective Amendment No. 25 filed on April 28, 2009.

(p)(31)	Code of Ethics of Western Asset Management Company and Western Asset Management Company Limited is incorporated herein by reference to Post-Effective Amendment No. 53 filed on February 27, 2015.

(p)(32)	Code of Ethics of Calamos Advisors LLC is incorporated herein by reference to Post-Effective Amendment No. 27 filed on October 22, 2009.

(p)(33)	Code of Ethics of Shenkman Capital Management, Inc. is incorporated herein by reference to Post-Effective Amendment No. 27 filed on October 22, 2009.

(p)(34)	Code of Ethics of Mondrian Investment Partners Limited is incorporated herein by reference to Post-Effective Amendment No. 27 filed on October 22, 2009.

(p)(35)	Code of Ethics of Atlanta Capital Management Company, LLC is incorporated herein by reference to Post-Effective Amendment No. 54 filed on April 29, 2015.

(p)(36)	Code of Ethics of Victory Capital Management Inc. is incorporated herein by reference to Post-Effective Amendment No. 54 filed on April 29, 2015.

(p)(37)	Code of Ethics of Wells Capital Management Inc. is incorporated herein by reference to Post-Effective Amendment No. 38 filed on August 24, 2012.

(p)(38)	Code of Ethics of SSGA Funds Management, Inc. is incorporated herein by reference to Post-Effective Amendment No. 54 filed on April 29, 2015.

(p)(39)	Code of Ethics of Schroder Investment Management North America Inc. is incorporated herein by reference to Post-Effective Amendment No. 54 filed on April 29, 2015.

(p)(40)	Code of Ethics of Oaktree Capital Management, L.P. is incorporated herein by reference to Post-Effective Amendment No. 48 filed on February 4, 2014.

(p)(41)	Code of Ethics of AllianceBernstein L.P. is incorporated herein by reference to Post-Effective Amendment No. 53 filed on February 27, 2015.

(q)	Secretary’s Certificate is incorporated herein by reference to Post-Effective Amendment No. 54 filed on April 29, 2015.

Item 29.	Persons Controlled by or Under Common Control with the Fund

Not applicable.

Item 30.	Indemnification

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Directors, Officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than payment by the Registrant of expenses incurred or paid by a Director, Officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Director, Officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31.	Business and Other Connections of Investment Adviser

VIA, the investment adviser for the Funds, is wholly owned by ICMA Retirement Corporation, which is itself a registered investment adviser. ICMA Retirement Corporation also provides plan administration services to public sector Section 401 qualified retirement plans and public sector Section 457 deferred compensation plans.

Item 32.	Principal Underwriter

ICMA-RC Services LLC (“RC Services”) serves as distributor and principal underwriter. RC Services does not serve as distributor to any other investment company.

Names and Principal Business Address*	Positions and Offices with Underwriter	Positions and Offices with Fund
Robert P. Schultze	President	President
Gregory J. Dyson	Manager	Treasurer
Angela C. Montez	Secretary	Secretary
Thomas G. McAndrews	Assistant Secretary	Assistant Secretary
Richard P. Whitty	Assistant Treasurer	Assistant Treasurer
George H. Suzich	Assistant Treasurer	Assistant Treasurer

*	The principal business address of RC services is 777 North Capital Street, NE, Ste. 600, Washington, DC 20002.

Item 33.	Location of Accounts and Records

The books, accounts and other documentation required by Section 31(a) of the Investment Company Act of 1940 and the Rules under that Section will be maintained in the physical possession of Registrant, the Registrant’s investment adviser, VIA, and the Registrant’s transfer agent, VTA, which has a place of business at 777 North Capital Street, NE, Ste. 600, Washington, DC 20002, and the Registrant’s custodian, JPMorgan Chase Bank, N.A., which has a place of business at 3 Metro Tech Center, Brooklyn, New York 11245.

Item 34.	Management Services

Reference is made to the discussion in this Statement of Additional Information regarding ICMA Retirement Corporation, VIA, RC Services, and VTA under the heading “Investment Advisory and Other Services.”

Item 35.	Undertakings

None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it has duly caused this Post-Effective Amendment No. 56 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Washington, the District of Columbia on the 26th day of June 2015.

THE VANTAGEPOINT FUNDS

/s/ Robert P. Schultze
Robert P. Schultze, President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been duly signed below by the following persons in the capacities and on the date indicated.

Signatures	Title	Date

/s/ Robert P. Schultze	President	June 26, 2015
Robert P. Schultze

/s/ Gregory J. Dyson	Treasurer	June 26, 2015
Gregory J. Dyson

*	Director	June 26, 2015
George M. Chamberlain, Jr.

*	Director	June 26, 2015
Dorothy D. Hayes

*	Director	June 26, 2015
J. Thomas Lundy

*	Director	June 26, 2015
Takashi B. Moriuchi

*	Director	June 26, 2015
Timothy M. O’Brien

*	Director	June 26, 2015
JoAnn H. Price

*	Director	June 26, 2015
Catherine A. Zaharis

*By	/s/ Angela C. Montez
Angela C. Montez
Attorney-in-Fact